UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE,

SUITE 400, KING OF PRUSSIA,

PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: October 31, 2015

Date of reporting period: November 1, 2014 through October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

2

Annual Report

October 31, 2015

Nationwide Mutual Funds

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Government Bond Fund

Nationwide HighMark Bond Fund

Nationwide HighMark California Intermediate Tax Free Bond Fund

Nationwide HighMark National Intermediate Tax Free Bond Fund

Nationwide HighMark Short Term Bond Fund

Nationwide High Yield Bond Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Money Market Fund

Nationwide Ziegler Wisconsin Tax Exempt Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2015

Dear Investor,

You’ve mapped out an investment plan and begun to make progress toward your future goals, such as retirement. Yet, you may be tempted to stop moving forward or change direction when you hear news of difficult economic conditions. Perhaps you questioned your financial plan during the market correction that occurred this past August or in response to conflicting reports about rising interest rates.

While headlines may be confusing or even frightening, they should not serve as the basis for investment decisions. Long-term goals don’t change just because the market does, and it’s important to remain calm and focused on your future as market noise intensifies during periods of volatility. We urge you to talk with your financial advisor regularly to discuss why you shouldn’t allow transitory economic sound bites to discourage you from climbing closer to your goals.

This report brings you a snapshot of recent market trends and your Fund’s performance for the annual reporting period ended October 31, 2015, including your Fund’s specific holdings. For the fiscal year of November 1, 2014 through October 31, 2015, the broad U.S. stock market, as measured by the S&P 500® Index, reported a 5.20% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 1.96% for the same period. (Please turn to the Economic Review for a more detailed account of the economic trends that prevailed during your Fund’s annual reporting period.)

As you review this report and future reports, remember to evaluate your progress within the context of your holistic plan. Opportunities are inherent to most market cycles, and we urge investors to seek them with a long-term perspective and a sound asset allocation strategy.

Please know that we are here for the long term, poised to help you with your financial goals, such as preparing for your retirement. As always, thank you for your investment in the Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Economic Review

During the annual reporting period ended October 31, 2015, most asset classes produced a positive investment return. Domestic equities rallied, with the S&P 500® Index delivering a 5.20% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively weak during the reporting period, with the MSCI EAFE® Index registering -0.07% and the MSCI Emerging Markets® Index -14.53%, as investors reacted to worries about global growth. Emerging markets were particularly hard hit, as China’s economy experienced a slowdown and investors considered the implication of a rising U.S. dollar as well as the potential for higher interest rates. Fixed-income investment returns were mixed during the reporting period, driven by lower long-term interest rates and offset by widening credit spreads, particularly in the high-yield market.

In the United States, equity markets managed to gain despite volatile gross domestic product (GDP) growth, sluggish earnings growth and uncertainty about the timing of the Federal Reserve’s initial interest rate hike. GDP growth came in at 0.6% for the first calendar quarter of 2015 before accelerating to 3.9% in the second quarter and falling to 1.5% in the third quarter. Given the uneven growth and uncertain conditions in the international markets during the reporting period, the Fed did not act to raise rates, yet Fed officials suggested that the federal funds rate would rise in the near future. Long-term Treasury yields fell during the reporting period but short-term rates rose, with the two-year yield higher by 0.27%.

The S&P 500 Index produced positive performance in six of the 12 months of the reporting period. The weakest month was August 2015, with the Index registering -6.03%, but the brief downturn was more than offset by the Index’s 8.44% return in October 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were consumer discretionary, up 21.1%; and information technology, up 11.2%. These two sectors benefited from relatively strong earnings growth as well as merger-and-acquisition activity. The weakest sectors were energy, down 19.3%; and materials, down 4.6%. Both sectors reacted negatively to the period’s substantial decline in commodity prices.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks slightly outperforming small-cap stocks, and growth outperforming value.

U.S. economic activity was volatile during the reporting period, yet an expected 2.5% economic growth rate for calendar year 2015 would be the strongest since 2006. Inflation was extremely low during the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to significant declines in the prices of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.7% to 5.0%.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance experienced throughout the economic recovery during the past several years. The S&P 500 Index outperformed the MSCI EAFE Index in six of the past eight quarters, and in 17 of the 26 quarters since the market bottom in 2009, the performance gap was relatively narrow. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Economic Review (Con’t.)

Performance in the fixed-income markets during the reporting period was driven by a decline in interest rates that served to offset a widening in credit spreads. Long-term Treasury yields fell slightly from 2.31% to 2.14% during the reporting period.

Fund Commentary	Nationwide Bond Fund

For the annual period ended October 31, 2015, the Nationwide Bond Fund (Institutional Service Class) returned 0.79% versus 1.96% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 207 funds as of October 31, 2015) was 0.32% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Geopolitical events, the rate of economic growth in China, and Federal Reserve monetary policy expectations contributed to a challenging year for the fixed income markets, particularly in the non-U.S. government sectors.

Ten-year Treasuries, which began the period at approximately 2.35%, followed a bumpy path to the lower yield level at the end of the period. The yield dropped sharply to under 1.70%, rose back to approximately 2.50% by mid-year, and then settled at near 2.15%. The tensions and growing international complications in the Mid-East continued unabated, which contributed to strength in U.S. Treasuries at times during the year, as a flight-to-quality or “risk-off” position. Treasuries were also supported by more fundamental factors such as the continued slide in commodity prices and concerns over slowing economic growth in China.

Federal Reserve (Fed) policy also contributed to market uncertainty. The market began the period with an expectation that the Fed would increase rates (tighten monetary policy) likely by mid-summer. When the Fed did not act, the market expectation shifted to September, which also passed without the Fed increasing rates. Our view throughout the year was that the Fed would likely not act to tighten monetary policy in 2015, or even into early 2016 due to underlying weakness in inflation and the lack of signs that there was overheating in the U.S. economy.

Over the full year, this uncertain environment was challenging for the performance of credit assets, such as certain investment-grade and non-investment-grade corporate bonds. Credit risk premiums, or spreads, generally widened over the period. Longer duration and high quality holdings provided the strongest performance on the decline in yields and the market preference for quality.

The portfolio overweight positions in non-investment-grade corporate credit, as well as its slightly shorter duration (relative to the benchmark) detracted from performance. The portfolio duration remained shorter than the benchmark during the period on the expectation of gradually rising rates. The underweight position in agency mortgage-backed securities (MBS) also detracted.

Typically, geopolitical influences on the capital markets tend to be short lived, with business cycle, fundamental and technical factors ultimately driving the value of assets. While the environment during the period was unfavorable for our longer-term oriented positioning of the portfolio, we believe the Fund is structured well for an expectation of gradually rising interest rates and continuing economic growth.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bond Fund

Asset Allocation†

Corporate Bonds	51.8%
U.S. Treasury Notes	34.6%
Commercial Mortgage Backed Securities	6.3%
Asset-Backed Securities	1.9%
Collateralized Mortgage Obligations	1.6%
U.S. Government Mortgage Backed Agencies	1.6%
Yankee Dollars	0.7%
Municipal Bonds	0.6%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries††

Banks	5.4%
Electric Utilities	5.0%
Oil, Gas & Consumable Fuels	4.1%
Insurance	3.9%
Food Products	3.3%
Media	2.9%
Airlines	2.9%
Capital Markets	2.7%
Gas Utilities	2.3%
Diversified Telecommunication Services	2.2%
Other Industries	65.3%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.38%, 03/31/20	13.1%
U.S. Treasury Notes, 1.38%, 02/29/20	9.5%
U.S. Treasury Notes, 0.63%, 05/31/17	9.2%
U.S. Treasury Notes, 1.75%, 04/30/22	2.5%
UBS AG, 2.35%, 03/26/20	1.5%
Commercial Mortgage Trust, 3.42%, 07/10/48	1.3%
Wells Fargo Commercial Mortgage Trust, 3.31%, 05/15/48	1.3%
Core Industrial Trust, 3.33%, 02/10/34	1.3%
PSEG Power LLC, 4.30%, 11/15/23	1.1%
Five Corners Funding Trust, 4.42%, 11/15/23	1.1%
Other Holdings	58.1%
100.0%

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 0.79%, underperforming its benchmark by 1.17% and outperforming the Lipper peer category median by 0.47%

•	Longer duration and high quality holdings provided the strongest performance on the decline in yields and the market preference for quality

•	The portfolio overweight positions in non-investment-grade corporate credit, as well as its slightly shorter duration (relative to the benchmark) detracted from performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	0.51%	3.29%	4.73%	–
	w/SC2	(1.76)%	2.40%	4.28%	–
Class C	w/o SC1	(0.25)%	2.55%	4.01%	–
	w/SC3	(1.22)%	N/A	N/A	–
Class R4,5		0.22%	3.02%	4.43%	–
Institutional Service Class[6]	w/o SC1	0.79%	3.56%	5.01%	–
	w/SC7	N/A	2.62%	4.53%	–
Institutional Class[4]		0.82%	N/A	N/A	1.88%	[8]
Barclays U.S. Aggregate Bond Index		1.96%	3.03%	4.72%	–
CPI		0.17%	1.69%	1.79%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front end sales charge was eliminated.

[8]	Since inception date of December 6, 2012.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.16%	0.75%
Class C	1.93%	1.52%
Class R	1.60%	1.19%
Institutional Service Class	0.89%	0.48%
Institutional Class	0.85%	0.44%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	994.60	3.77	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75
Class C Shares	Actual	(a)	1,000.00	990.70	7.58	1.51
	Hypothetical	(a)(b)	1,000.00	1,017.59	7.68	1.51
Class R Shares	Actual	(a)	1,000.00	992.80	5.48	1.09
	Hypothetical	(a)(b)	1,000.00	1,019.71	5.55	1.09
Institutional Service Class Shares	Actual	(a)	1,000.00	995.90	2.41	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.79	2.45	0.48
Institutional Class Shares	Actual	(a)	1,000.00	996.10	2.21	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.99	2.24	0.44

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide Bond Fund

Asset-Backed Securities 1.9%

	Principal Amount	Market Value

Other 1.9%
Dryden 34 Senior Loan Fund, Series 2014-34A, Class A, 1.75%, 10/15/26 (a)(b)	$4,000,000	$3,974,860
HERO Funding Trust, Series 2015-1A, Class A, 3.84%, 09/21/40 (b)	3,536,857	3,542,434
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	295,027	299,653
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (c)	29,902	30,313

		7,847,260

Total Asset-Backed Securities (cost $7,862,970)		7,847,260

Collateralized Mortgage Obligations 1.6%
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (c)	126,975	130,845
Citigroup Mortgage Loan Trust, Series 2015-RP2, Class A1, 3.50%, 01/25/53 (a)(b)	3,655,648	3,655,193
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	535,802	470,764
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	169,275	152,541
Federal National Mortgage Association REMICS Series 2003-33, Class LB, 5.50%, 05/25/23	1,003,147	1,089,850
Series 2009-42, Class AP, 4.50%, 03/25/39	648,469	688,477
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	527,124	468,499

Total Collateralized Mortgage Obligations (cost $6,629,802)		6,656,169

Commercial Mortgage Backed Securities 6.3%
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.71%, 12/10/49 (a)	957,708	957,006

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class B, 1.79%, 02/13/32 (a)(b)	$1,000,000	$994,958
Commercial Mortgage Trust, Series 2015-LC21, Class ASB, 3.42%, 07/10/48	5,000,000	5,202,406
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 02/10/34 (b)	4,980,000	5,004,628
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 03/10/39	1,690,204	1,750,518
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM, 5.59%, 11/10/39	1,000,000	1,029,860
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2, 3.34%, 07/15/46 (b)	1,356,998	1,364,482
Morgan Stanley Capital I, Inc., Series 2015-MS1, Class ASB, 3.46%, 05/15/48	4,000,000	4,140,047
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class ASB, 3.31%, 05/15/48	5,000,000	5,121,997

Total Commercial Mortgage Backed Securities (cost $25,756,530)		25,565,902

Corporate Bonds 51.8%
Aerospace & Defense 0.9%
Orbital ATK, Inc., 5.25%, 10/01/21	1,000,000	1,022,500
United Technologies Corp., 3.10%, 06/01/22	1,000,000	1,026,314
4.50%, 06/01/42	500,000	510,925
4.15%, 05/15/45	1,000,000	970,241

		3,529,980

Airlines 2.9%
Air Canada Pass Through Trust, Series 2015-1, Class B, 3.88%, 03/15/23 (b)	4,000,000	3,905,000
American Airlines Pass Through Trust, Series 2013-2, Class B, 5.60%, 07/15/20 (b)	925,606	951,060
Series 2015-2, Class B, 4.40%, 09/22/23	3,000,000	2,988,750
British Airways PLC, Series 2013-1, Class B, 5.63%, 06/20/20 (b)	832,275	867,647

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines (continued)
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	$72,696	$74,557
Series 2007-1, Class B, 6.90%, 04/19/23	730,474	756,040
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.10%, 04/01/28	2,000,000	2,015,000

		11,558,054

Auto Components 0.2%
BorgWarner, Inc., 3.38%, 03/15/25	1,000,000	969,526

Automobiles 1.5%
Ford Motor Credit Co. LLC, 3.16%, 08/04/20	2,000,000	2,021,466
Hyundai Capital America, 2.60%, 03/19/20 (b)	2,000,000	1,965,694
3.00%, 10/30/20	1,000,000	998,596
Hyundai Capital Services, Inc., 3.50%, 09/13/17 (b)	1,000,000	1,026,360

		6,012,116

Banks 5.3%
Bank of America Corp., 4.20%, 08/26/24	1,000,000	1,005,482
4.00%, 01/22/25	1,000,000	985,906
Series L, 3.95%, 04/21/25	1,750,000	1,721,954
Bank of America NA, 6.10%, 06/15/17	750,000	800,594
Citigroup, Inc., 4.45%, 09/29/27	2,000,000	1,998,204
Citizens Financial Group, Inc., 4.35%, 08/01/25	1,500,000	1,517,304
CoBank ACB, 7.88%, 04/16/18 (b)	850,000	964,667
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.38%, 05/21/25	1,000,000	998,779
5.75%, 12/01/43	600,000	675,315
HSBC Holdings PLC, 5.25%, 03/14/44	750,000	790,010
Huntington Bancshares, Inc., 7.00%, 12/15/20	500,000	589,229
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (d)	1,000,000	1,039,000
3.88%, 09/10/24	500,000	499,468
4.95%, 06/01/45	1,500,000	1,517,145
KeyBank NA, 3.30%, 06/01/25	3,000,000	2,978,352
National City Corp., 6.88%, 05/15/19	1,000,000	1,147,018

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
PNC Bank NA, 2.70%, 11/01/22	$1,418,000	$1,370,376
Sovereign Bank, 8.75%, 05/30/18	750,000	856,456

		21,455,259

Beverages 0.2%
Dr. Pepper Snapple Group, Inc., 3.40%, 11/15/25	1,000,000	995,402

Biotechnology 1.4%
Biogen, Inc., 2.90%, 09/15/20	4,000,000	4,035,180
Celgene Corp., 2.88%, 08/15/20	1,000,000	1,006,345
4.63%, 05/15/44	650,000	621,526

		5,663,051

Capital Markets 2.7%
FMR LLC, 7.49%, 06/15/19 (b)	1,750,000	2,048,550
5.35%, 11/15/21 (b)	785,000	884,693
Morgan Stanley, 4.00%, 07/23/25	1,000,000	1,028,349
Morgan Stanley, 3.95%, 04/23/27	1,000,000	972,707
UBS AG, 2.35%, 03/26/20	6,000,000	6,001,104

		10,935,403

Chemicals 1.2%
Ashland, Inc., 4.75%, 08/15/22	1,000,000	1,000,550
Cytec Industries, Inc., 3.95%, 05/01/25	600,000	586,096
Monsanto Co., 2.85%, 04/15/25	1,000,000	930,701
Potash Corp. of Saskatchewan, Inc., 3.00%, 04/01/25	2,500,000	2,344,730

		4,862,077

Commercial Services & Supplies 0.3%
Clean Harbors, Inc., 5.13%, 06/01/21	200,000	205,300
Waste Management, Inc., 3.13%, 03/01/25	1,000,000	976,159

		1,181,459

Diversified Financial Services 0.5%
GE Capital International Funding Co., 2.34%, 11/15/20 (b)	1,429,000	1,433,101

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
General Electric Capital Corp., 5.30%, 02/11/21	$144,000	$164,381
4.65%, 10/17/21	358,000	399,434

		1,996,916

Diversified Telecommunication Services 2.2%
AT&T, Inc., 3.40%, 05/15/25	3,000,000	2,911,149
Qwest Corp., 6.88%, 09/15/33	850,000	843,383
Verizon Communications, Inc., 2.45%, 11/01/22	2,000,000	1,926,282
5.15%, 09/15/23	500,000	557,303
3.50%, 11/01/24	2,500,000	2,499,610

		8,737,727

Electric Utilities 4.9%
Alabama Power Co.,
2.80%, 04/01/25	2,000,000	1,918,388
Appalachian Power Co.,
3.40%, 06/01/25	1,000,000	983,796
Duke Energy Corp.,
3.55%, 09/15/21	2,000,000	2,069,338
ITC Holdings Corp.,
3.65%, 06/15/24	3,000,000	3,012,627
Kansas City Power & Light Co.,
Series 09A, 7.15%, 04/01/19	1,000,000	1,161,110
PSEG Power LLC,
4.30%, 11/15/23	4,500,000	4,586,211
Public Service Co. of Colorado,
2.90%, 05/15/25	3,000,000	2,950,476
Southern California Edison Co.,
1.85%, 02/01/22	1,578,571	1,568,406
Southwestern Electric Power Co.,
Series J, 3.90%, 04/01/45	750,000	663,614
Xcel Energy, Inc., 3.30%, 06/01/25	1,000,000	989,410

		19,903,376

Energy Equipment & Services 0.1%
SESI LLC, 6.38%, 05/01/19	200,000	198,000
Weatherford International Ltd., 6.75%, 09/15/40	500,000	354,688

		552,688

Food & Staples Retailing 1.0%
CVS Pass-Through Trust, 6.94%, 01/10/30	2,005,338	2,336,108
Sysco Corp., 3.75%, 10/01/25	1,000,000	1,017,880

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19	$500,000	$502,010

		3,855,998

Food Products 3.3%
ConAgra Foods, Inc., 4.95%, 08/15/20	750,000	798,661
Grupo Bimbo SAB de CV, 3.88%, 06/27/24 (b)	1,000,000	985,770
HJ Heinz Co., 2.80%, 07/02/20 (b)	3,000,000	3,011,670
JM Smucker Co. (The), 3.50%, 03/15/25	2,500,000	2,507,828
Kraft Foods Group, Inc., 5.38%, 02/10/20	1,000,000	1,111,811
Kraft Heinz Foods Co., 3.95%, 07/15/25 (b)	1,000,000	1,023,900
Post Holdings, Inc., 6.75%, 12/01/21 (b)	200,000	207,000
7.75%, 03/15/24 (b)	250,000	266,250
Tyson Foods, Inc., 2.65%, 08/15/19	850,000	856,651
3.95%, 08/15/24	2,500,000	2,552,290

		13,321,831

Gas Utilities 2.3%
Boardwalk Pipelines LP, 5.75%, 09/15/19	750,000	774,268
3.38%, 02/01/23	1,300,000	1,109,322
4.95%, 12/15/24	250,000	228,743
Energy Transfer Equity LP, 5.50%, 06/01/27	2,500,000	2,225,395
Enterprise Products Operating LLC, 3.70%, 02/15/26	1,000,000	950,494
Kinder Morgan Energy Partners LP, 5.00%, 10/01/21	2,000,000	1,995,766
3.95%, 09/01/22	1,000,000	930,776
Kinder Morgan, Inc., 5.05%, 02/15/46	700,000	554,827
Spectra Energy Partners LP, 4.60%, 06/15/21	500,000	522,404

		9,291,995

Health Care Providers & Services 0.5%
Express Scripts Holding Co., 4.75%, 11/15/21	500,000	541,330
HCA, Inc., 6.50%, 02/15/20	500,000	559,375
Medtronic, Inc., 3.50%, 03/15/25	1,000,000	1,023,996

		2,124,701

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables 0.1%
Jarden Corp., 5.00%, 11/15/23	$560,000	$575,400

Industrial Conglomerates 1.4%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,203,358
Siemens Financieringsmaatschappij NV, 2.90%, 05/27/22 (b)	3,500,000	3,528,592
3.25%, 05/27/25 (b)	1,000,000	1,010,053

		5,742,003

Information Technology Services 0.1%
Audatex North America, Inc., 6.00%, 06/15/21 (b)	200,000	201,402

Insurance 3.8%
Aflac, Inc., 2.40%, 03/16/20	2,000,000	2,017,016
Five Corners Funding Trust, 4.42%, 11/15/23 (b)	4,250,000	4,486,389
Liberty Mutual Group, Inc., 4.95%, 05/01/22 (b)	850,000	916,061
Metropolitan Life Global Funding I, 2.00%, 04/14/20 (b)	3,500,000	3,469,375
Oil Insurance Ltd., 3.31%, 11/30/15 (b)(d)	1,000,000	880,000
TIAA Asset Management Finance Co. LLC, 4.13%, 11/01/24 (b)	3,700,000	3,767,081

		15,535,922

Machinery 0.1%
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (b)	500,000	520,000

Media 2.9%
21st Century Fox America, Inc., 3.70%, 10/15/25 (b)	1,000,000	1,000,104
CBS Corp., 3.50%, 01/15/25	500,000	487,237
CCO Safari II LLC, 4.91%, 07/23/25 (b)	2,500,000	2,541,208
Comcast Corp., 3.38%, 08/15/25	3,000,000	3,053,145
Sirius XM Radio, Inc., 4.25%, 05/15/20 (b)	266,000	269,325
5.88%, 10/01/20 (b)	250,000	265,750
Time Warner, Inc., 3.55%, 06/01/24	1,000,000	995,766
3.60%, 07/15/25	3,000,000	2,973,390

		11,585,925

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.8%
Anglo American Capital PLC, 9.38%, 04/08/19 (b)	$550,000	$591,827
Barrick Gold Corp., 6.95%, 04/01/19	325,000	362,707
Compass Minerals International, Inc., 4.88%, 07/15/24 (b)	500,000	486,250
Freeport-McMoRan Copper & Gold, Inc., 3.10%, 03/15/20	250,000	219,700
Freeport-McMoRan, Inc., 3.55%, 03/01/22	750,000	597,375
4.55%, 11/14/24	1,000,000	800,000

		3,057,859

Multiline Retail 0.2%
Wal-Mart Stores, Inc., 5.63%, 04/15/41	755,000	904,113

Multi-Utilities & Unregulated Power 0.1%
Calpine Corp., 7.88%, 01/15/23 (b)	175,000	187,906

Oil, Gas & Consumable Fuels 4.1%
Anadarko Petroleum Corp., 6.95%, 06/15/19	800,000	907,434
Atwood Oceanics, Inc., 6.50%, 02/01/20	200,000	154,000
Baytex Energy Corp., 5.13%, 06/01/21 (b)	200,000	168,000
BP Capital Markets PLC, 2.24%, 05/10/19	750,000	755,497
3.51%, 03/17/25	2,500,000	2,516,625
Helmerich & Payne International Drilling Co., 4.65%, 03/15/25	1,750,000	1,775,804
Marathon Oil Corp., 3.85%, 06/01/25	3,000,000	2,697,081
Murphy Oil Corp., 3.70%, 12/01/22	1,000,000	818,208
Petrobras International Finance Co., 3.88%, 01/27/16	1,000,000	997,500
Petroleos Mexicanos, 5.63%, 01/23/46 (b)	500,000	431,150
Pride International, Inc., 6.88%, 08/15/20	1,000,000	984,902
Rowan Cos., Inc., 5.00%, 09/01/17	1,000,000	1,007,692
Shell International Finance BV, 4.38%, 05/11/45	2,000,000	2,001,366
Transocean, Inc., 6.87%, 12/15/21	1,425,000	1,127,531
WPX Energy, Inc., 6.00%, 01/15/22	200,000	176,000

		16,518,790

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals 1.5%
AbbVie, Inc., 2.50%, 05/14/20	$1,000,000	$988,758
2.90%, 11/06/22	1,000,000	967,718
3.60%, 05/14/25	1,000,000	983,028
Actavis Funding SCS, 3.85%, 06/15/24	500,000	497,545
3.80%, 03/15/25	1,500,000	1,486,407
Pfizer, Inc., 6.05%, 03/30/17	500,000	535,284
Valeant Pharmaceuticals International, 6.38%, 10/15/20 (b)	500,000	447,500

		5,906,240

Real Estate Investment Trusts (REITs) 1.9%
AvalonBay Communities, Inc., 3.45%, 06/01/25	1,000,000	995,997
Corrections Corp. of America, 4.13%, 04/01/20	200,000	199,250
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,050,981
3.63%, 01/15/23	1,000,000	998,164
Liberty Property LP, 3.38%, 06/15/23	1,000,000	958,204
3.75%, 04/01/25	2,000,000	1,933,622
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 09/17/19 (b)	1,500,000	1,494,952

		7,631,170

Road & Rail 0.5%
Burlington Northern Santa Fe LLC, 3.00%, 04/01/25	1,000,000	964,827
4.90%, 04/01/44	250,000	260,911
4.15%, 04/01/45	1,000,000	940,364

		2,166,102

Semiconductors & Semiconductor Equipment 0.3%
Intel Corp., 3.70%, 07/29/25	1,000,000	1,038,467
Sensata Technologies BV, 5.00%, 10/01/25 (b)	315,000	307,519

		1,345,986

Software 1.2%
Microsoft Corp., 3.13%, 11/03/25	1,500,000	1,517,856
Open Text Corp., 5.63%, 01/15/23 (b)	500,000	505,000
Oracle Corp., 2.95%, 05/15/25	3,000,000	2,934,576

		4,957,432

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail 0.3%
L Brands, Inc., 5.63%, 02/15/22	$500,000	$542,500
PVH Corp., 4.50%, 12/15/22	500,000	501,250

		1,043,750

Technology Hardware, Storage & Peripherals 0.2%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	988,197

Textiles, Apparel & Luxury Goods 0.1%
Levi Strauss & Co., 6.88%, 05/01/22	200,000	219,250

Tobacco 0.7%
Altria Group, Inc., 4.00%, 01/31/24	750,000	789,158
Reynolds American, Inc., 4.45%, 06/12/25	2,000,000	2,086,978

		2,876,136

Wireless Telecommunication Services 0.1%
T-Mobile USA, Inc., 6.25%, 04/01/21	200,000	206,480

Total Corporate Bonds (cost $211,238,359)		209,117,622

Municipal Bonds 0.6%
California 0.4%
Northern California Power Agency, RB, Series B, 7.31%, 06/01/40	500,000	616,740
State of California, GO, 5.70%, 11/01/21	750,000	879,053

		1,495,793

District of Columbia 0.2%
Metropolitan Washington Airports Authority, RB, 7.46%, 10/01/46	600,000	788,172

Total Municipal Bonds (cost $2,150,009)		2,283,965

U.S. Government Mortgage Backed Agencies 1.6%
Federal Home Loan Mortgage Corp. Gold Pool Pool# E01443, 3.50%, 07/01/18	180,100	189,878

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool Pool# 383661 6.62%, 06/01/16	$1,516,225	$1,560,851
Pool# 386905 5.00%, 04/01/19	790,808	867,318
Pool# AS4479 3.50%, 02/01/45	3,529,926	3,676,842

Total U.S. Government Mortgage Backed Agencies (cost $6,170,023)		6,294,889

U.S. Treasury Notes 34.6%
U.S. Treasury Inflation Indexed Notes, 2.13%, 01/15/19 (e)	2,000,000	2,364,415
U.S. Treasury Notes 0.63%, 05/31/17	37,000,000	36,988,937
1.38%, 02/29/20	38,100,000	38,016,637
1.38%, 03/31/20	52,500,000	52,314,045
1.75%, 04/30/22	10,200,000	10,136,781

Total U.S. Treasury Notes (cost $139,608,459)		139,820,815

Yankee Dollars 0.7%
Chemicals 0.7%
Agrium, Inc. 3.50%, 06/01/23	750,000	726,680
3.38%, 03/15/25	750,000	700,743
5.25%, 01/15/45	1,250,000	1,248,069

		2,675,492

Total Yankee Dollars (cost $2,821,390)		2,675,492

Total Investments (cost $402,237,542) (f) — 99.1%		400,262,114

Other assets in excess of liabilities — 0.9%		3,659,824

NET ASSETS — 100.0%		$403,921,938

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $65,553,361 which represents 16.23% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2015.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date reflects the next call date.

(e)	Principal amounts are not adjusted for inflation.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ACB	Agricultural Credit Bank

AG	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SAB de CV	Public Traded Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide Bond Fund
Assets:
Investments, at value (cost $402,237,542)	$400,262,114
Cash	3,502,512
Interest receivable	2,710,607
Receivable for investments sold	1,010,579
Receivable for capital shares issued	142,613
Prepaid expenses	28,317

Total Assets	407,656,742

Liabilities:
Payable for investments purchased	3,500,623
Distributions payable	17,507
Payable for capital shares redeemed	21,419
Accrued expenses and other payables:
Investment advisory fees	117,376
Fund administration fees	14,548
Distribution fees	6,130
Administrative servicing fees	4,478
Accounting and transfer agent fees	6,910
Trustee fees	1,053
Custodian fees	1,011
Compliance program costs (Note 3)	158
Professional fees	36,697
Printing fees	6,032
Other	862

Total Liabilities	3,734,804

Net Assets	$403,921,938

Represented by:
Capital	$406,367,765
Accumulated distributions in excess of net investment income	(151,666)
Accumulated net realized losses from investments	(318,733)
Net unrealized appreciation/(depreciation) from investments	(1,975,428)

Net Assets	$403,921,938

Net Assets:
Class A Shares	$15,305,931
Class C Shares	3,366,151
Class R Shares	438,245
Institutional Service Class Shares	50,016,098
Institutional Class Shares	334,795,513

Total	$403,921,938

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,587,958
Class C Shares	348,759
Class R Shares	45,423
Institutional Service Class Shares	5,181,800
Institutional Class Shares	34,662,417

Total	41,826,357

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.64
Class C Shares (b)	$9.65
Class R Shares	$9.65
Institutional Service Class Shares	$9.65
Institutional Class Shares	$9.66
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.86

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$7,104,486

Total Income	7,104,486

EXPENSES:
Investment advisory fees	1,112,558
Fund administration fees	137,352
Distribution fees Class A	45,198
Distribution fees Class C	32,291
Distribution fees Class R	1,413
Administrative servicing fees Class A	10,493
Administrative servicing fees Class C	2,320
Administrative servicing fees Class R	605
Administrative servicing fees Institutional Service Class	17,560
Registration and filing fees	56,735
Professional fees	46,206
Printing fees	14,063
Trustee fees	7,444
Custodian fees	9,781
Accounting and transfer agent fees	64,103
Compliance program costs (Note 3)	1,270
Other	7,115

Total expenses before expenses reimbursed	1,566,507

Expenses reimbursed by adviser (Note 3)	(336,736)

Net Expenses	1,229,771

NET INVESTMENT INCOME	5,874,715

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(143,330)
Net change in unrealized appreciation/(depreciation) from investments	(4,783,961)

Net realized/unrealized losses from investments	(4,927,291)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$947,424

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$5,874,715	$2,564,801
Net realized gains/(losses) from investments	(143,330)	846,526
Net change in unrealized appreciation/(depreciation) from investments	(4,783,961)	(176,047)

Change in net assets resulting from operations	947,424	3,235,280

Distributions to Shareholders From:
Net investment income:
Class A	(444,919)	(710,930)
Class B (a)	–	(396)
Class C	(55,201)	(86,301)
Class R (b)	(6,456)	(12,667)
Institutional Service Class	(1,375,685)	(1,812,346)
Institutional Class	(4,124,353)	(1,494)
Net realized gains:
Class A	(201,829)	(98,953)
Class B (a)	–	(242)
Class C	(38,889)	(15,303)
Class R (b)	(5,357)	(1,604)
Institutional Service Class	(577,654)	(225,519)
Institutional Class	(2,740)	(130)

Change in net assets from shareholder distributions	(6,833,083)	(2,965,885)

Change in net assets from capital transactions	336,164,970	(8,031,077)

Change in net assets	330,279,311	(7,761,682)

Net Assets:
Beginning of year	73,642,627	81,404,309

End of year	$403,921,938	$73,642,627

Accumulated distributions in excess of net investment income at end of year	$(151,666)	$(155,197)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,167,887	$4,237,421
Proceeds from shares issued from class conversion	–	39,794
Dividends reinvested	594,136	689,792
Cost of shares redeemed	(8,303,534)	(10,772,825)

Total Class A Shares	(2,541,511)	(5,805,818)

Class B Shares (a)
Proceeds from shares issued	–	102
Dividends reinvested	–	328
Cost of shares redeemed in class conversion	–	(39,794)
Cost of shares redeemed	–	(21,590)

Total Class B Shares	–	(60,954)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$994,070	$585,728
Dividends reinvested	68,964	71,449
Cost of shares redeemed	(1,066,074)	(1,145,467)

Total Class C Shares	(3,040)	(488,290)

Class R Shares (b)
Proceeds from shares issued	304,985	132,341
Dividends reinvested	39	42
Cost of shares redeemed	(332,122)	(5,656)

Total Class R Shares	(27,098)	126,727

Institutional Service Class Shares
Proceeds from shares issued	8,500,247	4,587,991
Dividends reinvested	1,698,337	1,788,534
Cost of shares redeemed	(9,689,358)	(8,395,626)

Total Institutional Service Class Shares	509,226	(2,019,101)

Institutional Class Shares
Proceeds from shares issued	342,735,321	217,896
Dividends reinvested	4,127,073	1,624
Cost of shares redeemed	(8,635,001)	(3,161)

Total Institutional Class Shares	338,227,393	216,359

Change in net assets from capital transactions	$336,164,970	$(8,031,077)

SHARE TRANSACTIONS:
Class A Shares
Issued	529,903	427,094
Issued in class conversion	–	4,032
Reinvested	60,998	69,559
Redeemed	(853,740)	(1,085,572)

Total Class A Shares	(262,839)	(584,887)

Class B Shares (a)
Issued	–	11
Reinvested	–	33
Redeemed in class conversion	–	(4,032)
Redeemed	–	(2,198)

Total Class B Shares	–	(6,186)

Class C Shares
Issued	102,284	58,896
Reinvested	7,069	7,197
Redeemed	(109,339)	(115,667)

Total Class C Shares	14	(49,574)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R Shares (b)
Issued	31,468	13,344
Reinvested	4	5
Redeemed	(34,012)	(568)

Total Class R Shares	(2,540)	12,781

Institutional Service Class Shares
Issued	870,387	461,277
Reinvested	174,129	180,082
Redeemed	(993,805)	(845,245)

Total Institutional Service Class Shares	50,711	(203,886)

Institutional Class Shares
Issued	35,101,753	21,815
Reinvested	426,150	163
Redeemed	(890,189)	(319)

Total Institutional Class Shares	34,637,714	21,659

Total change in shares	34,423,060	(810,093)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$9.94	0.23	(0.18)	0.05	(0.24)	(0.11)	(0.35)	$9.64	0.51%		$15,305,931	0.78%	2.41%	0.99%	75.71%
Year Ended October 31, 2014 (f)	$9.90	0.32	0.09	0.41	(0.33)	(0.04)	(0.37)	$9.94	4.21%		$18,390,299	0.85%	3.22%	1.21%	27.18%
Year Ended October 31, 2013 (f)	$10.30	0.29	(0.27)	0.02	(0.31)	(0.11)	(0.42)	$9.90	0.19%		$24,116,827	0.87%	2.92%	1.20%	24.18%
Year Ended October 31, 2012 (f)	$10.10	0.32	0.44	0.76	(0.33)	(0.23)	(0.56)	$10.30	7.77%		$29,964,061	0.94%	3.15%	1.15%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.34	0.04	0.38	(0.35)	(0.15)	(0.50)	$10.10	3.95%		$19,808,612	1.05%	3.44%	1.17%	56.39%

Class C Shares
Year Ended October 31, 2015 (f)	$9.95	0.16	(0.19)	(0.03)	(0.16)	(0.11)	(0.27)	$9.65	(0.25%	)	$3,366,151	1.54%	1.66%	1.76%	75.71%
Year Ended October 31, 2014 (f)	$9.91	0.24	0.09	0.33	(0.25)	(0.04)	(0.29)	$9.95	3.42%	(g)	$3,470,186	1.60%	2.46%	1.96%	27.18%
Year Ended October 31, 2013 (f)	$10.31	0.22	(0.27)	(0.05)	(0.24)	(0.11)	(0.35)	$9.91	(0.39%	)	$3,949,327	1.55%	2.23%	1.88%	24.18%
Year Ended October 31, 2012 (f)	$10.12	0.25	0.43	0.68	(0.26)	(0.23)	(0.49)	$10.31	6.95%		$5,235,401	1.61%	2.48%	1.81%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.27	0.05	0.32	(0.28)	(0.15)	(0.43)	$10.12	3.33%		$3,471,796	1.75%	2.74%	1.88%	56.39%

Class R Shares (h)
Year Ended October 31, 2015 (f)	$9.94	0.22	(0.20)	0.02	(0.20)	(0.11)	(0.31)	$9.65	0.22%		$438,245	1.20%	2.23%	1.46%	75.71%
Year Ended October 31, 2014 (f)	$9.91	0.29	0.08	0.37	(0.30)	(0.04)	(0.34)	$9.94	3.79%		$476,959	1.15%	2.91%	1.52%	27.18%
Year Ended October 31, 2013 (f)	$10.31	0.28	(0.28)	–	(0.29)	(0.11)	(0.40)	$9.91	0.11%		$348,615	1.05%	2.75%	1.39%	24.18%
Year Ended October 31, 2012 (f)	$10.11	0.30	0.44	0.74	(0.31)	(0.23)	(0.54)	$10.31	7.46%		$133,041	1.20%	2.97%	1.38%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.31	0.05	0.36	(0.32)	(0.15)	(0.47)	$10.11	3.69%		$357,141	1.40%	3.07%	1.53%	56.39%

Institutional Service Class Shares (i)
Year Ended October 31, 2015 (f)	$9.95	0.26	(0.18)	0.08	(0.27)	(0.11)	(0.38)	$9.65	0.79%		$50,016,098	0.50%	2.67%	0.71%	75.71%
Year Ended October 31, 2014 (f)	$9.92	0.34	0.08	0.42	(0.35)	(0.04)	(0.39)	$9.95	4.36%		$51,059,201	0.60%	3.46%	0.96%	27.18%
Year Ended October 31, 2013 (f)	$10.31	0.32	(0.27)	0.05	(0.33)	(0.11)	(0.44)	$9.92	0.56%		$52,898,095	0.59%	3.19%	0.93%	24.18%
Year Ended October 31, 2012 (f)	$10.12	0.35	0.43	0.78	(0.36)	(0.23)	(0.59)	$10.31	7.97%		$63,166,305	0.66%	3.45%	0.87%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.37	0.05	0.42	(0.38)	(0.15)	(0.53)	$10.12	4.31%		$63,824,561	0.79%	3.69%	0.92%	56.39%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$9.96	0.22	(0.14)	0.08	(0.27)	(0.11)	(0.38)	$9.66	0.82%		$334,795,513	0.44%	2.26%	0.54%	75.71%
Year Ended October 31, 2014 (f)	$9.92	0.35	0.09	0.44	(0.36)	(0.04)	(0.40)	$9.96	4.51%		$245,982	0.55%	3.47%	0.88%	27.18%
Period Ended October 31, 2013 (f)(j)	$10.32	0.33	(0.32)	0.01	(0.30)	(0.11)	(0.41)	$9.92	0.16%		$30,198	0.61%	3.65%	1.00%	24.18%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(j)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of December 6, 2012 through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Core Plus Bond Fund

For the annual period ended October 31, 2015, the Nationwide Core Plus Bond Fund (Institutional Class) returned 2.27% versus 1.96% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Core Plus Bond Funds (consisting of 208 funds as of October 31, 2015) was 0.93% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The fund’s outperformance was due primarily to an overweight allocation to agency mortgage-backed securities and to strong security selection within the corporate bond allocation. Specifically, the fund was underweight energy, materials and metals/mining credits which were the worst performing sectors within the corporate bond market. The portfolio’s short duration and yield curve position versus the benchmark detracted from relative performance as yields fell in the long end causing the yield curve to flatten. Sector returns for the fiscal year ending October 31, 2015, were as follows: US Treasuries 2.39%, Investment grade corporates 1.05%, agency mortgage backed securities 2.50%, high yield bonds -1.94%.

Volatility was the key theme for the fiscal year ended October 31, 2015, as the rate market struggled with mixed economic indicators in the first half of the fiscal year and uncertainty surrounding potential Fed action in the second half. Interest rates traded in an extremely wide range, the 30 year Treasury bond for example hit a low yield of 2.22% on January 30, 2015, before spiking to a high of 3.24% on June 26, 2015. Credit spreads widened versus treasuries with the sell-off in commodities causing the debt of companies with higher leverage to dramatically underperform. Mortgage-backed securities performed well as prepayments remained stable and investors sought higher yields outside of the credit market. The U.S. economy rebounded in the second quarter after posting very weak numbers in the prior quarter. Continued improvement in the job market along with strength in the housing sector, offset weakness from the manufacturing sector, which struggled with the strengthening U.S. dollar. During the third quarter, investors’ concern over the path of the economy soon took a back seat to a seeming obsession over whether the Fed would raise interest rates and when. The implications and prospects of the Federal Reserve raising interest rates while most other central banks were lowering rates caused tremendous volatility across all asset classes. This resulted in a decidedly risk-off tone to the market during the third quarter of 2015. October brought about a sharp reversal in risk assets with many markets recouping a majority of losses sustained in the prior months. U.S. interest rates continue to be influenced by extremely low global rates caused by low inflation, uneven growth, and easy monetary policies of global central banks.

Looking ahead, we expect the Fed to raise rates later this year given the strength in employment. After the initial hike however we think subsequent hikes will be very slow to develop given the low levels of inflation. The Fund is well positioned to take advantage of developing conditions in the economy. The Fund remains short duration, overweight corporate bonds, and maintains a higher yield versus the benchmark.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

William M. Bellamy, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	47.4%
U.S. Government Mortgage Backed Agencies	31.5%
U.S. Treasury Notes	9.0%
Preferred Stocks	3.0%
Repurchase Agreement	2.4%
Commercial Mortgage Backed Securities	1.8%
Collateralized Mortgage Obligations	0.8%
Yankee Dollars	0.7%
Asset-Backed Security	0.7%
U.S. Treasury Bond	0.5%
Mutual Fund	0.1%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries††

Insurance	6.8%
Capital Markets	4.4%
Diversified Financial Services	2.9%
Software	2.7%
Banks	2.6%
Real Estate Investment Trusts (REITs)	2.5%
Oil, Gas & Consumable Fuels	2.3%
Health Care Providers & Services	2.1%
Electronic Equipment & Instruments	2.0%
Specialty Retail	1.9%
Other Industries*	69.8%
100.0%

Top Holdings††

U.S. Treasury Notes, 2.00%, 02/15/23	2.8%
Federal National Mortgage Association Pool, 3.00%, 11/01/26	1.8%
Federal National Mortgage Association Pool, 4.00%, 12/01/40	1.7%
Federal Home Loan Mortgage Corp. Gold Pool, 3.50%, 08/01/34	1.5%
Government National Mortgage Association II Pool, 3.50%, 11/20/26	1.5%
Wells Fargo Commercial Mortgage Trust, 3.84%, 09/15/58	1.4%
Federal National Mortgage Association Pool, 3.50%, 10/01/33	1.3%
Federal Home Loan Mortgage Corp. Gold Pool, 4.00%, 09/01/43	1.3%
Federal Home Loan Mortgage Corp. Gold Pool, 3.50%, 07/01/34	1.3%
Federal National Mortgage Association Pool, 4.00%, 11/01/40	1.2%
Other Holdings*	84.2%
100.0%

Objective

The Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment-grade debt securities of varying maturities.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Class) returned 2.27%, outperforming its benchmark by 0.31% and the Lipper peer category median by 1.34%

•	The Fund’s outperformance was due primarily to an overweight allocation to agency mortgage-backed securities and to strong security selection within the corporate bond allocation

•	The portfolio’s short duration and yield curve position versus the benchmark detracted from relative performance as yields fell in the long end causing the yield curve to flatten

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Core Plus Bond Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	1.95%	N/A	N/A	1.55%	[2]
	w/SC3	(2.41)%	N/A	N/A	(0.20)%	[2]
Institutional Service Class[4]		2.32%	N/A	N/A	1.89%	[2]
Institutional Class[4]		2.27%	3.92%	5.08%	–
Barclays U.S. Aggregate Bond Index		1.96%	3.03%	4.72%	–
CPI		0.17%	1.69%	1.79%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of April 24, 2013.

[3]	A 4.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.
Expense Ratios

Expense Ratio^
Class A	0.80%
Institutional Service Class	0.54%
Institutional Class	0.51%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Core Plus Bond Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Core Plus Bond Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Performance prior to the Fund’s inception on 4/22/13 is based on the Fund’s predecessor fund, the TS&W Fixed Income Portfolio. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Core Plus Bond Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,000.10	4.13	0.82
	Hypothetical	(a)(b)	1,000.00	1,021.07	4.18	0.82
Institutional Service Class Shares	Actual	(a)	1,000.00	1,002.40	2.78	0.55
	Hypothetical	(a)(b)	1,000.00	1,022.43	2.80	0.55
Institutional Class Shares	Actual	(a)	1,000.00	1,002.70	2.47	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide Core Plus Bond Fund

Asset-Backed Security 0.7%

	Principal Amount	Market Value

Credit Card 0.7%
Chase Issuance Trust, Series 2014-A8, Class A, 0.45%, 11/15/18 (a)	$6,500,000	$6,495,096

Total Asset-Backed Security (cost $6,500,000)		6,495,096

Collateralized Mortgage Obligations 0.8%
Federal Home Loan Mortgage Corp. REMICS
Series 4039, Class ME, 2.00%, 12/15/40	2,104,810	2,089,354
Series 4026, Class WJ, 2.75%, 08/15/41	5,069,853	5,185,090
Federal National Mortgage Association REMICS, Series 2012-69, Class DJ, 2.00%, 01/25/42	830,572	842,034

Total Collateralized Mortgage Obligations (cost $7,827,408)		8,116,478

Commercial Mortgage Backed Securities 1.8%
Banc of America Commercial Mortgage, Inc.
Series 2015-UBS7, Class A4, 3.71%, 09/15/48	2,500,000	2,606,001
Series 2015-UBS7, Class AS, 3.99%, 09/15/48	1,250,000	1,297,601
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A3, 3.84%, 09/15/58	13,000,000	13,599,212

Total Commercial Mortgage Backed Securities (cost $17,250,918)		17,502,814

Corporate Bonds 47.4%
Aerospace & Defense 0.4%
Triumph Group, Inc.,
5.25%, 06/01/22	4,520,000	4,062,350

Air Freight & Logistics 0.3%
FedEx Corp.,
4.75%, 11/15/45	2,500,000	2,466,285

Airlines 1.0%
American Airlines Pass Through Trust,
Series 2015-2, Class AA, 3.60%, 09/22/27	5,000,000	5,065,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines (continued)
Delta Air Lines Pass Through Trust,
Series 2007-1, Class A, 6.82%, 08/10/22	$3,039,841	$3,541,415
United Continental Holdings, Inc.,
6.38%, 06/01/18	1,639,000	1,733,242

		10,339,657

Auto Components 1.7%
Cooper Tire & Rubber Co.,
8.00%, 12/15/19	1,550,000	1,747,625
Delphi Corp.,
5.00%, 02/15/23	2,000,000	2,092,500
Goodyear Tire & Rubber Co. (The),
7.00%, 05/15/22	5,700,000	6,198,750
Johnson Controls, Inc.,
5.50%, 01/15/16	6,058,000	6,109,469
Titan International, Inc.,
6.88%, 10/01/20 (b)	660,000	557,700

		16,706,044

Banks 2.1%
Capital One Financial Corp.,
0.94%, 11/06/15 (a)	3,750,000	3,750,060
First Horizon National Corp.,
3.50%, 12/15/20	1,500,000	1,494,896
KeyBank NA,
0.82%, 11/25/16 (a)	8,570,000	8,565,029
National City Bank,
0.70%, 06/07/17 (a)	3,000,000	2,984,316
Union Bank NA,
1.08%, 09/26/16 (a)	2,000,000	2,003,512
Wells Fargo & Co.,
Series K, 7.98%, 03/15/18 (c)	2,005,000	2,135,325

		20,933,138

Beverages 1.2%
Coca-Cola Co. (The),
2.88%, 10/27/25	2,950,000	2,921,494
PepsiCo, Inc.,
5.00%, 06/01/18	8,000,000	8,731,856

		11,653,350

Capital Markets 4.0%
Ameriprise Financial, Inc.,
4.00%, 10/15/23	3,464,000	3,637,352
FMR LLC,
4.95%, 02/01/33 (d)	7,300,000	7,756,272
Goldman Sachs Capital II,
4.00%, 11/30/15 (c)	1,500,000	1,080,000
Goldman Sachs Group, Inc. (The),
3.63%, 02/07/16	9,000,000	9,069,723
Janus Capital Group, Inc.,
4.88%, 08/01/25	3,870,000	3,959,107

Statement of Investments (Continued)

October 31, 2015

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Jefferies Group LLC,
5.13%, 01/20/23	$3,350,000	$3,352,687
Morgan Stanley,
1.58%, 02/25/16 (a)	3,655,000	3,664,700
6.63%, 04/01/18	1,450,000	1,610,753
7.25%, 04/01/32	3,500,000	4,612,090
Raymond James Financial, Inc.,
8.60%, 08/15/19	730,000	883,209

		39,625,893

Chemicals 1.0%
Blue Cube Spinco, Inc.,
9.75%, 10/15/23 (d)	2,000,000	2,155,000
Methanex Corp.,
4.25%, 12/01/24	8,000,000	7,593,568

		9,748,568

Commercial Services & Supplies 0.5%
ADT Corp. (The),
6.25%, 10/15/21 (b)	4,000,000	4,320,000
Pitney Bowes, Inc.,
5.60%, 03/15/18	665,000	712,969

		5,032,969

Construction & Engineering 0.4%
Fluor Corp.,
3.38%, 09/15/21	3,860,000	3,989,051

Construction Materials 0.1%
Vulcan Materials Co.,
7.50%, 06/15/21	1,000,000	1,185,000

Consumer Finance 1.1%
Credit Acceptance Corp.,
7.38%, 03/15/23 (d)	4,800,000	4,968,000
Navient Corp.,
5.88%, 03/25/21	6,000,000	5,677,500

		10,645,500

Containers & Packaging 0.2%
Greif, Inc.,
7.75%, 08/01/19	1,600,000	1,794,000

Diversified Financial Services 2.8%
Block Financial LLC,
5.25%, 10/01/25	11,500,000	11,734,933
FS Investment Corp.,
4.75%, 05/15/22	7,174,000	7,043,584
National Rural Utilities Cooperative Finance Corp.,
10.38%, 11/01/18	2,000,000	2,481,826
Western Union Co. (The),
5.93%, 10/01/16	6,220,000	6,472,171

		27,732,514

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services 1.0%
AT&T, Inc.,
4.50%, 05/15/35	$4,000,000	$3,741,420
Frontier Communications Corp.,
8.50%, 04/15/20	2,500,000	2,575,000
10.50%, 09/15/22 (d)	3,250,000	3,371,875

		9,688,295

Electric Utilities 0.1%
ITC Holdings Corp.,
3.65%, 06/15/24	500,000	502,104

Electronic Equipment & Instruments 1.9%
Corning, Inc.,
7.25%, 08/15/36	5,727,000	6,937,493
5.75%, 08/15/40	2,000,000	2,381,098
Flextronics International Ltd.,
4.63%, 02/15/20	2,000,000	2,075,000
Tech Data Corp.,
3.75%, 09/21/17	7,250,000	7,453,370

		18,846,961

Energy Equipment & Services 1.5%
Bristow Group, Inc.,
6.25%, 10/15/22	7,500,000	6,525,000
Cameron International Corp.,
6.38%, 07/15/18	2,700,000	2,962,658
SEACOR Holdings, Inc.,
7.38%, 10/01/19	3,095,000	3,125,950
SESI LLC,
7.13%, 12/15/21	1,875,000	1,821,244

		14,434,852

Food Products 0.8%
Mead Johnson Nutrition Co.,
3.00%, 11/15/20	1,200,000	1,204,852
Post Holdings, Inc.,
7.38%, 02/15/22	4,240,000	4,467,264
Wells Enterprises, Inc.,
6.75%, 02/01/20 (d)	2,215,000	2,292,525

		7,964,641

Gas Utilities 0.7%
Regency Energy Partners LP/Regency Energy Finance Corp.,
6.50%, 07/15/21	5,185,000	5,366,475
TransCanada PipeLines Ltd.,
4.63%, 03/01/34	1,660,000	1,598,726

		6,965,201

Health Care Providers & Services 2.1%
Express Scripts, Inc.,
3.13%, 05/15/16	9,008,000	9,113,376

Statement of Investments (Continued)

October 31, 2015

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
HCA, Inc.,
5.88%, 03/15/22	$2,500,000	$2,750,000
Laboratory Corp. of America Holdings,
5.63%, 12/15/15	1,850,000	1,858,910
Medtronic, Inc.,
4.38%, 03/15/35	5,000,000	5,178,060
Service Corp. International,
7.63%, 10/01/18	1,615,000	1,827,372

		20,727,718

Hotels, Restaurants & Leisure 0.6%
Speedway Motorsports, Inc.,
5.13%, 02/01/23	2,000,000	2,010,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
6.38%, 06/01/21 (d)	500,000	482,500
Viking Cruises Ltd.,
8.50%, 10/15/22 (d)	3,500,000	3,806,250

		6,298,750

Household Durables 0.8%
GrafTech International Ltd.,
6.38%, 11/15/20	3,700,000	2,109,000
NVR, Inc.,
3.95%, 09/15/22	5,026,000	5,119,941
Toll Brothers Finance Corp.,
4.88%, 11/15/25	1,000,000	998,750

		8,227,691

Information Technology Services 1.5%
Computer Sciences Corp.,
4.45%, 09/15/22	7,965,000	8,135,610
Dun & Bradstreet Corp. (The),
3.25%, 12/01/17	4,762,000	4,852,483
Hewlett Packard Enterprise Co.,
4.90%, 10/15/25 (d)	2,000,000	1,976,290

		14,964,383

Insurance 4.6%
Aflac, Inc.,
3.25%, 03/17/25	5,943,000	5,866,561
Assured Guaranty US Holdings, Inc.,
5.00%, 07/01/24 (b)	5,625,000	5,873,091
Kemper Corp.,
4.35%, 02/15/25	2,000,000	2,021,786
Markel Corp.,
7.13%, 09/30/19	3,715,000	4,322,128
Navigators Group, Inc. (The),
5.75%, 10/15/23	5,000,000	5,374,410
Old Republic International Corp.,
4.88%, 10/01/24	6,434,000	6,680,718

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
RenRe North America Holdings, Inc.,
5.75%, 03/15/20	$2,350,000	$2,597,180
Sirius International Group Ltd.,
6.38%, 03/20/17 (d)	5,000,000	5,204,760
Torchmark Corp.,
9.25%, 06/15/19	3,345,000	4,108,811
7.88%, 05/15/23	2,975,000	3,712,371

		45,761,816

Internet & Catalog Retail 0.3%
Netflix, Inc.,
5.38%, 02/01/21	3,000,000	3,168,750

Machinery 0.5%
Huntington Ingalls Industries, Inc.,
7.13%, 03/15/21	5,120,000	5,350,400

Media 1.7%
Cablevision Systems Corp.,
8.63%, 09/15/17	2,500,000	2,656,250
CBS Corp.,
4.60%, 01/15/45	3,790,000	3,403,060
CCO Safari II LLC,
6.38%, 10/23/35 (d)	3,000,000	3,090,264
Comcast Cable Holdings LLC,
9.88%, 06/15/22	1,165,000	1,538,397
DISH DBS Corp.,
4.25%, 04/01/18	2,500,000	2,496,875
7.88%, 09/01/19	1,070,000	1,174,100
Sirius XM Radio, Inc.,
6.00%, 07/15/24 (d)	2,000,000	2,111,600

		16,470,546

Multiline Retail 0.7%
Dillard’s, Inc.,
7.13%, 08/01/18	1,775,000	1,951,417
7.75%, 07/15/26	1,475,000	1,732,745
Macy’s Retail Holdings, Inc.,
6.38%, 03/15/37	3,000,000	3,319,284

		7,003,446

Oil, Gas & Consumable Fuels 2.0%
Marathon Petroleum Corp.,
3.50%, 03/01/16	3,112,000	3,138,150
PBF Holding Co. LLC/PBF Finance Corp.,
8.25%, 02/15/20 (b)	9,945,000	10,442,250
Sunoco LP/Sunoco Finance Corp.,
6.38%, 04/01/23 (d)	3,000,000	3,022,500
Valero Energy Corp.,
7.50%, 04/15/32	2,641,000	3,158,512

		19,761,412

Statement of Investments (Continued)

October 31, 2015

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Paper & Forest Products 0.2%
PH Glatfelter Co.,
5.38%, 10/15/20	$1,585,000	$1,600,850

Pharmaceuticals 0.1%
Wyeth LLC,
6.45%, 02/01/24	1,000,000	1,213,444

Real Estate Investment Trusts (REITs) 2.3%
Corporate Office Properties LP,
3.60%, 05/15/23	7,611,000	7,043,341
Digital Realty Trust LP,
3.95%, 07/01/22	1,000,000	998,147
HCP, Inc.,
4.25%, 11/15/23	5,313,000	5,336,122
Healthcare Realty Trust, Inc.,
3.88%, 05/01/25	1,000,000	972,746
Mack-Cali Realty LP,
4.50%, 04/18/22	7,000,000	6,931,379
Simon Property Group LP,
10.35%, 04/01/19	935,000	1,165,103

		22,446,838

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.,
4.40%, 11/15/22	500,000	513,180

Road & Rail 0.7%
Hertz Corp. (The),
7.38%, 01/15/21 (b)	2,000,000	2,081,240
Rent-A-Center, Inc.,
Class A, 6.63%, 11/15/20 (b)	1,240,000	1,165,600
United Rentals North America, Inc.,
7.63%, 04/15/22	3,492,000	3,789,204

		7,036,044

Semiconductors & Semiconductor Equipment 0.3%
Maxim Integrated Products, Inc.,
3.38%, 03/15/23	2,500,000	2,488,100

Software 2.6%
Intuit, Inc.,
5.75%, 03/15/17	5,570,000	5,883,574
Microsoft Corp.,
4.88%, 12/15/43	10,000,000	10,810,860
MSCI, Inc.,
5.25%, 11/15/24 (d)	5,000,000	5,262,500
Oracle Corp.,
3.90%, 05/15/35	4,095,000	3,898,813

		25,855,747

Specialty Retail 1.9%
Best Buy Co., Inc.,
5.00%, 08/01/18	2,500,000	2,662,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail (continued)
Foot Locker, Inc.,
8.50%, 01/15/22	$990,000	$1,168,200
Home Depot, Inc. (The),
5.95%, 04/01/41	7,863,000	9,983,093
L Brands, Inc.,
7.00%, 05/01/20	4,000,000	4,582,520

		18,396,313

Textiles, Apparel & Luxury Goods 1.0%
Levi Strauss & Co.,
6.88%, 05/01/22	7,430,000	8,145,138
NIKE, Inc.,
3.88%, 11/01/45	1,800,000	1,763,618

		9,908,756

Wireless Telecommunication Services 0.6%
MetroPCS Wireless, Inc.,
6.63%, 11/15/20	5,900,000	6,077,000

Total Corporate Bonds (cost $474,383,562)		467,587,557

U.S. Government Mortgage Backed Agencies 31.5%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# J13885 3.50%, 12/01/25	2,501,705	2,643,552
Pool# J14732 4.00%, 03/01/26	80	85
Pool# G14820 3.50%, 12/01/26	2,596,613	2,743,650
Pool# J19197 3.00%, 05/01/27	1,416,833	1,474,843
Pool# C91149 6.00%, 01/01/28	56,866	64,159
Pool# G14748 3.00%, 04/01/28	2,697,248	2,807,594
Pool# C91768 3.50%, 07/01/34	11,936,371	12,506,504
Pool# G30692 3.50%, 08/01/34	13,499,589	14,190,071
Pool# G08087 6.00%, 10/01/35	90,254	103,494
Pool# G05963 4.50%, 04/01/40	707,577	768,244
Pool# A95406 4.00%, 12/01/40	2,028,348	2,161,500
Pool# A96464 4.00%, 01/01/41	859,895	915,414
Pool# G06229 4.00%, 01/01/41	849,168	904,851
Pool# Q06025 4.00%, 02/01/42	2,630,719	2,824,964

Statement of Investments (Continued)

October 31, 2015

Nationwide Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association
Pool# Q09481 3.50%, 07/01/42	$1,400,860	$1,460,465
Pool# Q10392 3.50%, 08/01/42	5,673,188	5,914,218
Pool# G08541 3.50%, 08/01/43	8,078,984	8,406,084
Pool# Q22176 4.00%, 09/01/43	11,784,314	12,524,910
Pool# G08574 4.50%, 02/01/44	5,112,457	5,533,922
Pool# C09071 4.00%, 02/01/45	11,154,855	11,861,855
Federal National Mortgage Association Pool
Pool# AH9561 3.50%, 08/01/26	3,912,361	4,153,989
Pool# AL0578 3.50%, 08/01/26	358,629	379,252
Pool# MA0848 3.50%, 09/01/26	8,182,570	8,653,014
Pool# AJ5336 3.00%, 11/01/26	1,653,711	1,726,190
Pool# AJ6973 3.00%, 11/01/26	16,868,633	17,608,483
Pool# AL1121 3.50%, 12/01/26	4,937,074	5,221,592
Pool# AL4235 3.50%, 01/01/27	10,852,744	11,479,181
Pool# AL1345 3.00%, 02/01/27	2,840,874	2,965,422
Pool# AL1719 3.00%, 05/01/27	3,130,510	3,269,745
Pool# AL2908 3.00%, 08/01/27	765,867	799,448
Pool# AO3261 3.00%, 10/01/27	5,850,542	6,106,606
Pool# AL4180 3.50%, 09/01/28	5,396,951	5,707,596
Pool# MA2124 3.00%, 12/01/29	2,223,937	2,315,409
Pool# MA1165 3.00%, 09/01/32	1,379,955	1,427,836
Pool# MA1459 3.00%, 06/01/33	2,807,183	2,904,647
Pool# 730969 5.00%, 08/01/33	99,431	110,049
Pool# AL6591 3.00%, 09/01/33	9,182,879	9,501,611
Pool# MA1608 3.50%, 10/01/33	12,283,404	12,902,310
Pool# 932669 4.50%, 03/01/40	3,978,557	4,322,841

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AE0311 3.50%, 08/01/40	$9,705,697	$10,109,649
Pool# 890293 4.50%, 08/01/40	2,792,510	3,034,258
Pool# AE3328 4.00%, 10/01/40	6,943,071	7,405,191
Pool# AB1845 4.00%, 11/01/40	11,279,199	12,025,712
Pool# AH0315 4.00%, 12/01/40	15,331,343	16,347,258
Pool# AH1107 4.00%, 12/01/40	1,049,404	1,133,845
Pool# AB3274 4.50%, 07/01/41	915,196	1,000,957
Pool# AJ1407 4.00%, 09/01/41	6,050,628	6,455,325
Pool# AJ9278 3.50%, 12/01/41	10,579,302	11,035,549
Pool# AJ9323 3.00%, 01/01/42	5,674,803	5,739,470
Pool# AW8165 4.00%, 01/01/42	9,013,683	9,611,274
Pool# AJ8414 4.00%, 02/01/42	6,428,444	6,862,923
Pool# AB4696 4.00%, 03/01/42	3,517,299	3,784,459
Pool# AP2132 3.50%, 08/01/42	4,315,618	4,501,519
Government National Mortgage Association I Pool Pool# 783548,
3.00%, 02/15/27	6,593,686	6,913,403
Government National Mortgage Association II Pool Pool# G2 5228,
3.50%, 11/20/26	13,301,292	14,038,970

Total U.S. Government Mortgage Backed Agencies (cost $309,318,455)		311,365,362

U.S. Treasury Bond 0.5%
U.S. Treasury Bond, 3.00%, 05/15/42	4,920,000	5,017,377

Total U.S. Treasury Bond (cost $5,235,356)		5,017,377

Statement of Investments (Continued)

October 31, 2015

Nationwide Core Plus Bond Fund (Continued)

U.S. Treasury Notes 9.0%

	Principal Amount	Market Value

U.S. Treasury Notes
1.75%, 05/31/16	$7,500,000	$7,561,035
1.38%, 02/28/19	6,875,000	6,921,372
1.63%, 08/31/19	4,500,000	4,552,385
2.00%, 11/30/20	7,860,000	8,022,112
2.00%, 02/28/21	3,810,000	3,883,720
2.00%, 02/15/22	7,785,000	7,879,673
2.00%, 02/15/23	26,470,000	26,616,141
1.75%, 05/15/23	4,350,000	4,281,466
2.38%, 08/15/24	8,895,000	9,094,444
2.00%, 02/15/25	10,590,000	10,467,410

Total U.S. Treasury Notes (cost $89,880,121)		89,279,758

Yankee Dollars 0.7%
Insurance 0.4%
Montpelier Re Holdings Ltd., 4.70%, 10/15/22	4,052,000	4,086,300

Oil, Gas & Consumable Fuels 0.3%
Burlington Resources Finance Co., 7.40%, 12/01/31	2,000,000	2,572,676

Total Yankee Dollars (cost $6,928,795)		6,658,976

Mutual Fund 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund - Institutional Class, 0.16% (e)(f)	1,419,491	1,419,491

Total Mutual Fund (cost $1,419,491)		1,419,491

Preferred Stocks 3.0%
Banks 0.4%
HSBC Holdings PLC, 8.00%, 12/15/15 (g)	70,000	1,820,000
JPMorgan Chase & Co., 6.70%, 03/01/19 (g)	90,351	2,439,477

		4,259,477

Capital Markets 0.3%
Morgan Stanley, 6.63%, 07/15/19 (g)	120,000	3,211,200

Consumer Finance 0.2%
Capital One Financial Corp., 6.70%, 12/01/19 (g)	65,000	1,768,650

Preferred Stocks (continued)

	Shares	Market Value

Consumer Finance (continued)
Discover Financial Services, 6.50%, 12/01/17 (g)	6,000	$160,140

		1,928,790

Diversified Telecommunication Services 0.0%†
Qwest Corp., 7.00%, 07/01/52 (g)	10,500	277,305

Insurance 1.6%
Allstate Corp. (The), 6.75%, 10/15/18 (g)	161,250	4,395,675
Aspen Insurance Holdings Ltd., 7.25%, 07/01/17 (b)(g)	112,691	3,004,342
Endurance Specialty Holdings Ltd. 7.50%, 06/01/16 (g)	50,000	1,302,500
7.75%, 12/15/15 (g)	79,000	2,036,620
Kemper Corp., 7.38%, 02/27/54 (g)	30,000	829,200
Maiden Holdings Ltd., 8.25%, 08/29/17 (g)	10,000	265,400
Maiden Holdings North America Ltd., 7.75%, 12/01/43 (g)	126,000	3,417,120
PartnerRe Ltd., 7.25%, 06/01/16 (g)	31,383	896,926

		16,147,783

Multi-Utilities 0.3%
DTE Energy Co., 6.50%, 12/01/61 (g)	100,000	2,682,000

Real Estate Investment Trusts (REITs) 0.2%
Digital Realty Trust, Inc., 7.38%, 03/26/19 (g)	50,000	1,372,500

Thrifts & Mortgage Finance 0.0%†
Federal Home Loan Mortgage Corp., 8.38%, 12/31/17* (g)	35,000	164,500

Total Preferred Stocks (cost $29,538,184)		30,043,555

Statement of Investments (Continued)

October 31, 2015

Nationwide Core Plus Bond Fund (Continued)

Repurchase Agreement 2.4%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $23,447,129, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $23,915,952. (f)(h)	$23,447,012	$23,447,012

Total Repurchase Agreement (cost $23,447,012)		23,447,012

Total Investments (cost $971,729,302) (i) — 97.9%		966,933,476

Other assets in excess of liabilities — 2.1%		20,336,547

NET ASSETS — 100.0%		$987,270,023

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $24,328,826.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date reflects the next call date.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $45,500,336 which represents 4.61% of net assets.

(e)	Represents 7-day effective yield as of October 31, 2015.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $24,866,503.

(g)	Security is a preferred stock and does not have a predetermined maturity date. The maturity date reflected in the Statement of Investments is the next call date. The rate reflects the rate in effect on October 31, 2015.

(h)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.
(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide Core Plus Bond Fund
Assets:
Investments, at value* (cost $948,282,290)	$943,486,464
Repurchase agreement, at value (cost $23,447,012)	23,447,012

Total Investments, at value (total cost $971,729,302)	966,933,476

Cash	19,144,092
Interest and dividends receivable	7,146,450
Security lending income receivable	14,370
Receivable for investments sold	21,396,456
Receivable for capital shares issued	152,395
Prepaid expenses	17,406

Total Assets	1,014,804,645

Liabilities:
Payable for investments purchased	2,198,824
Distributions payable	14,754
Payable for capital shares redeemed	8,875
Payable upon return of securities loaned (Note 2)	24,866,503
Accrued expenses and other payables:
Investment advisory fees	367,723
Fund administration fees	26,797
Distribution fees	559
Administrative servicing fees	85
Accounting and transfer agent fees	858
Trustee fees	2,546
Custodian fees	3,010
Compliance program costs (Note 3)	392
Professional fees	39,254
Printing fees	3,208
Other	1,234

Total Liabilities	27,534,622

Net Assets	$987,270,023

Represented by:
Capital	$992,986,326
Accumulated undistributed net investment income	77,608
Accumulated net realized gains from investments	(998,085)
Net unrealized appreciation/(depreciation) from investments	(4,795,826)

Net Assets	$987,270,023

Net Assets:
Class A Shares	$2,686,422
Institutional Service Class Shares	1,457,231
Institutional Class Shares	983,126,370

Total	$987,270,023

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	263,643
Institutional Service Class Shares	142,879
Institutional Class Shares	96,430,261

96,836,783

*	Includes value of securities on loan of $24,328,826 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Core Plus Bond Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.19
Institutional Service Class Shares	$10.20
Institutional Class Shares	$10.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.64

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$26,670,576
Dividend income	2,407,181
Income from securities lending (Note 2)	154,412

Total Income	29,232,169

EXPENSES:
Investment advisory fees	3,972,545
Fund administration fees	292,154
Distribution fees Class A Shares	5,274
Administrative servicing fees Class A Shares	1,483
Administrative servicing fees Institutional Service Class Shares	799
Registration and filing fees	42,860
Professional fees	57,398
Printing fees	6,973
Trustee fees	25,560
Custodian fees	34,551
Accounting and transfer agent fees	7,122
Compliance program costs (Note 3)	3,861
Other	15,567

Total Expenses	4,466,147

NET INVESTMENT INCOME	24,766,022

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,532,101
Net change in unrealized appreciation/(depreciation) from investments	(9,053,862)

Net realized/unrealized losses from investments	(7,521,761)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,244,261

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$24,766,022	$14,503,204
Net realized gains from investments	1,532,101	1,574,557
Net change in unrealized appreciation/(depreciation) from investments	(9,053,862)	3,068,254

Change in net assets resulting from operations	17,244,261	19,146,015

Distributions to Shareholders From:
Net investment income:
Class A	(57,292)	(14,991)
Institutional Service Class	(40,826)	(2,509)
Institutional Class	(27,342,313)	(15,054,123)
Net realized gains:
Class A	(1,348)	(438)
Institutional Service Class	(220)	(117)
Institutional Class	(841,568)	(523,117)

Change in net assets from shareholder distributions	(28,283,567)	(15,595,295)

Change in net assets from capital transactions	211,942,556	500,585,677

Change in net assets	200,903,250	504,136,397

Net Assets:
Beginning of year	786,366,773	282,230,376

End of year	$987,270,023	$786,366,773

Accumulated undistributed net investment income at end of year	$77,608	$376,793

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,637,619	$985,523
Dividends reinvested	49,790	14,455
Cost of shares redeemed	(946,913)	(110,081)

Total Class A Shares	1,740,496	889,897

Institutional Service Class Shares
Proceeds from shares issued	2,621,137	137,373
Dividends reinvested	40,944	2,607
Cost of shares redeemed	(1,370,148)	(10,263)

Total Institutional Service Class Shares	1,291,933	129,717

Institutional Class Shares
Proceeds from shares issued	258,162,486	508,815,495
Dividends reinvested	28,023,904	15,428,098
Cost of shares redeemed	(77,276,263)	(24,677,530)

Total Institutional Class Shares	208,910,127	499,566,063

Change in net assets from capital transactions	$211,942,556	$500,585,677

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	256,360	96,436
Reinvested	4,851	1,409
Redeemed	(92,509)	(10,701)

Total Class A Shares	168,702	87,144

Institutional Service Class Shares
Issued	254,567	13,384
Reinvested	3,990	254
Redeemed	(134,405)	(998)

Total Institutional Service Class Shares	124,152	12,640

Institutional Class Shares
Issued	24,909,356	49,636,471
Reinvested	2,728,360	1,503,718
Redeemed	(7,544,349)	(2,407,518)

Total Institutional Class Shares	20,093,367	48,732,671

Total change in shares	20,386,221	48,832,455

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$10.28	0.25	(0.05)	0.20	(0.28)	(0.01)	(0.29)	$10.19	1.95%		$2,686,422	0.81%	2.41%	0.81%	77.82%
Year Ended October 31, 2014 (f)	$10.22	0.25	0.09	0.34	(0.26)	(0.02)	(0.28)	$10.28	3.34%		$976,028	0.79%	2.40%	0.79%	67.11%
Period Ended October 31, 2013 (f)(g)	$10.50	0.13	(0.27)	(0.14)	(0.14)	–	(0.14)	$10.22	(1.34%	)	$79,649	1.01%	2.49%	1.06%	49.95%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$10.28	0.27	(0.03)	0.24	(0.31)	(0.01)	(0.32)	$10.20	2.32%		$1,457,231	0.55%	2.67%	0.55%	77.82%
Year Ended October 31, 2014 (f)	$10.22	0.28	0.09	0.37	(0.29)	(0.02)	(0.31)	$10.28	3.67%		$192,588	0.52%	2.70%	0.52%	67.11%
Period Ended October 31, 2013 (f)(g)	$10.50	0.15	(0.28)	(0.13)	(0.15)	–	(0.15)	$10.22	(1.18%	)	$62,188	0.70%	2.81%	0.72%	49.95%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$10.29	0.28	(0.05)	0.23	(0.31)	(0.01)	(0.32)	$10.20	2.27%		$983,126,370	0.49%	2.73%	0.49%	77.82%
Year Ended October 31, 2014 (f)	$10.22	0.28	0.10	0.38	(0.29)	(0.02)	(0.31)	$10.29	3.78%		$785,198,157	0.51%	2.69%	0.51%	67.11%
Year Ended October 31, 2013 (f)	$10.66	0.27	(0.17)	0.10	(0.31)	(0.23)	(0.54)	$10.22	0.95%		$282,088,539	0.69%	2.67%	0.81%	49.95%
Year Ended October 31, 2012 (f)	$10.36	0.38	0.51	0.89	(0.41)	(0.18)	(0.59)	$10.66	8.88%		$68,903,978	0.75%	3.63%	1.04%	104.00%
Year Ended October 31, 2011 (f)	$10.61	0.44	(0.05)	0.39	(0.46)	(0.18)	(0.64)	$10.36	3.91%		$61,427,927	0.75%	4.27%	1.03%	93.00%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of April 24, 2013 through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Government Bond Fund

For the annual period ended October 31, 2015, the Nationwide Government Bond Fund (Institutional Service Class) returned 1.24% versus 2.59% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 70 funds as of October 31, 2015) was 1.61% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Geopolitical events, the rate of economic growth in China, and Federal Reserve monetary policy expectations contributed to a challenging year for the fixed income markets, particularly in the non-U.S. government sectors.

Ten-year Treasuries, which began the period at approximately 2.35%, followed a bumpy path to the lower yield level at the end of the period. The yield dropped sharply to under 1.70%, rose back to approximately 2.50% by mid-year, and then settled at near 2.15%. The tensions and growing international complications in the Mid-East continued unabated, which contributed to strength in U.S. Treasuries at times during the year, as a flight-to-quality or “risk-off” position. Treasuries were also supported by more fundamental factors such as the continued slide in commodity prices and concerns over slowing economic growth in China.

Federal Reserve (Fed) policy also contributed to market uncertainty. The market began the period with an expectation that the Fed would increase rates (tighten monetary policy) likely by mid-summer. When the Fed did not act, the market expectation shifted to September, which also passed without the Fed increasing rates. Our view throughout the year was that the Fed would likely not act to tighten monetary policy in 2015, or even into early 2016 due to underlying weakness in inflation and the lack of signs that there was overheating in the U.S. economy.

During the period the portfolio continued to hold out-of-benchmark positions in agency mortgage-

backed securities (MBS) and Treasury Inflation-Protected Securities (TIPS). MBS contributed positively relative to the benchmark on the movement in yields and subdued volatility. The TIPS position detracted from performance as the market priced in a sharply weaker inflation expectation. Energy prices also continued to decline over the period. Nominal U.S. Treasuries were underweighted in the portfolio relative to the benchmark, which detracted from performance on the strength in Treasuries.

The shorter portfolio duration detracted relative to the benchmark during the period on the decline in Treasury yields. Typically, geopolitical influences on the capital markets tend to be short lived, with business cycle, fundamental and technical factors ultimately driving the value of assets. While the environment during the period was unfavorable for our longer-term oriented positioning of the portfolio, we believe the Fund is structured well for our expectation of gradually rising interest rates and continuing economic growth.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Government Bond Fund

Asset Allocation†

U.S. Government Mortgage Backed Agencies	39.2%
U.S. Government Sponsored & Agency Obligations	30.9%
U.S. Treasury Bonds	15.2%
Collateralized Mortgage Obligations	6.5%
U.S. Treasury Notes	4.4%
Commercial Mortgage Backed Security	0.8%
Other assets in excess of liabilities	3.0%
100.0%

Top Holdings††

Federal Home Loan Mortgage Corp., 1.25%, 10/02/19	14.7%
Federal National Mortgage Association, 6.00%, 04/18/36	7.4%
Financing Corp. (FICO), 10/05/17	7.2%
Overseas Private Investment Corp., 2.29%, 09/15/26	6.5%
Federal National Mortgage Association, 8.20%, 03/10/16	6.1%
Federal Home Loan Mortgage Corp. Gold Pool, 3.50%, 05/01/45	6.0%
Federal National Mortgage Association REMICS, 2.50%, 09/25/42	5.6%
Federal Home Loan Banks, 5.37%, 09/09/24	4.7%
Federal National Mortgage Association Pool, 3.50%, 12/01/25	4.7%
U.S. Treasury Inflation Indexed Notes, 0.13%, 01/15/23	3.7%
Other Holdings	33.4%
100.0%

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 1.24%, underperforming its benchmark by 1.35% and underperforming the Lipper peer category median by 0.37%

•	Mortgage-backed securities (MBS) contributed positively relative to the benchmark on the movement in yields and subdued volatility

•	The shorter portfolio duration detracted relative to the benchmark during the period on the decline in Treasury yields

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.85%	1.62%	3.78%
	w/SC2	(1.37)%	0.74%	3.33%
Class C	w/o SC1	0.18%	0.97%	3.14%
	w/SC3	(0.82)%	N/A	N/A
Class R4,5		0.47%	1.32%	3.54%
Institutional Service Class[6]	w/o SC1	1.24%	1.92%	4.09%
	w/SC7	N/A	0.99%	3.61%
BofAML AAA U.S. Treasury/Agency Master Index		2.59%	2.53%	4.38%
CPI		0.17%	1.69%	1.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.15%	1.13%
Class C	1.83%	1.81%
Class R	1.53%	1.51%
Institutional Service Class	0.87%	0.85%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Government Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Government Bond Fund versus the BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Bond Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	989.70	5.67	1.13
	Hypothetical	(a)(b)	1,000.00	1,019.51	5.75	1.13
Class C Shares	Actual	(a)	1,000.00	987.30	9.07	1.81
	Hypothetical	(a)(b)	1,000.00	1,016.08	9.20	1.81
Class R Shares	Actual	(a)	1,000.00	988.80	7.57	1.51
	Hypothetical	(a)(b)	1,000.00	1,017.59	7.68	1.51
Institutional Service Class Shares	Actual	(a)	1,000.00	992.20	4.22	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.97	4.28	0.84

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 6.5%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS
Series 1684, Class I, 6.50%, 03/15/24	$401,871	$459,343
Series 2296, Class H, 6.50%, 03/15/31	16,952	18,093
Federal National Mortgage Association REMICS
Series 1988-25, Class B, 9.25%, 10/25/18	1,027	1,081
Series 1990-7, Class B, 8.50%, 01/25/20	5,396	5,919
Series 1993-16, Class Z, 7.50%, 02/25/23	27,110	30,292
Series 1993-226, Class PK, 6.00%, 12/25/23	194,367	219,872
Series 2003-66, Class AP, 3.50%, 11/25/32	32,153	32,279
Series 2013-59, Class MX, 2.50%, 09/25/42	3,717,878	3,792,787

Total Collateralized Mortgage Obligations (cost $4,462,093)		4,559,666

Commercial Mortgage Backed Security 0.8%
Federal National Mortgage Association REMICS, Series 1998-73, Class MZ, 6.30%, 10/17/38	497,526	516,804

Total Commercial Mortgage Backed Security (cost $499,748)		516,804

U.S. Government Mortgage Backed Agencies 39.2%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/19	10,000,000	9,927,070
Federal Home Loan Mortgage Corp. Gold Pool Pool# Q33547, 3.50%, 05/01/45	3,936,769	4,096,034
Federal National Mortgage Association Pool
Pool# MA0598 3.50%, 12/01/20	2,146,766	2,267,152
Pool# 874740 6.32%, 07/01/22	1,594,760	1,858,945
Pool# 874982 6.81%, 11/01/25	1,587,691	1,888,279
Pool# 932840 3.50%, 12/01/25	2,980,584	3,152,425
Pool# 387114 5.62%, 09/01/34	1,042,513	1,191,730
Pool# 773298 2.49%, 04/01/35 (a)	992,155	1,055,766

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 745769 2.29%, 07/01/36 (a)	$1,501,135	$1,594,979
Pool# 813605 2.43%, 07/01/36 (a)	313,253	329,601

Total U.S. Government Mortgage Backed Agencies (cost $26,517,243)		27,361,981

U.S. Government Sponsored & Agency Obligations 30.9%
Federal Home Loan Banks 5.37%, 09/09/24	2,615,000	3,210,917
Federal National Mortgage Association
8.20%, 03/10/16	4,000,000	4,114,656
6.00%, 04/18/36	4,900,000	5,022,598
Financing Corp. (FICO) 0.00%, 10/05/17	4,966,000	4,877,108
Overseas Private Investment Corp. 2.29%, 09/15/26	4,311,695	4,367,066

Total U.S. Government Sponsored & Agency Obligations (cost $21,785,418)		21,592,345

U.S. Treasury Bonds 15.2%
U.S. Treasury Bonds 3.13%, 11/15/41	2,000,000	2,094,792
2.88%, 05/15/43	1,000,000	988,802
3.75%, 11/15/43	1,700,000	1,986,566
3.38%, 05/15/44	2,000,000	2,176,954
U.S. Treasury Inflation Indexed Bonds
2.50%, 01/15/29 (b)	1,000,000	1,338,359
0.63%, 02/15/43 (b)	2,250,000	2,008,295

Total U.S. Treasury Bonds (cost $11,048,183)		10,593,768

U.S. Treasury Notes 4.4%
U.S. Treasury Inflation Indexed Notes
1.38%, 07/15/18 (b)	500,000	574,906
0.13%, 01/15/23 (b)	2,500,000	2,494,094

Total U.S. Treasury Notes (cost $3,320,896)		3,069,000

Total Investments (cost $67,633,581) (c) — 97.0%		67,693,564

Other assets in excess of liabilities — 3.0%		2,095,032

NET ASSETS — 100.0%		$69,788,596

Statement of Investments (Continued)

October 31, 2015

Nationwide Government Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.

(b)	Principal amounts are not adjusted for inflation.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $67,633,581)	$67,693,564
Cash	1,968,796
Interest receivable	287,144
Receivable for capital shares issued	38,794
Prepaid expenses	21,384

Total Assets	70,009,682

Liabilities:
Distributions payable	5,244
Payable for capital shares redeemed	130,762
Accrued expenses and other payables:
Investment advisory fees	28,008
Fund administration fees	8,233
Distribution fees	7,098
Administrative servicing fees	8,675
Accounting and transfer agent fees	4,340
Trustee fees	160
Custodian fees	219
Compliance program costs (Note 3)	25
Professional fees	23,111
Printing fees	5,209
Other	2

Total Liabilities	221,086

Net Assets	$69,788,596

Represented by:
Capital	$69,900,878
Accumulated distributions in excess of net investment income	(75,511)
Accumulated net realized losses from investments	(96,754)
Net unrealized appreciation/(depreciation) from investments	59,983

Net Assets	$69,788,596

Net Assets:
Class A Shares	$29,360,368
Class C Shares	993,706
Class R Shares	523,688
Institutional Service Class Shares	38,910,834

Total	$69,788,596

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,894,645
Class C Shares	98,008
Class R Shares	51,592
Institutional Service Class Shares	3,835,161

Total	6,879,406

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.14
Class C Shares (b)	$10.14
Class R Shares	$10.15
Institutional Service Class Shares	$10.15
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.37

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$1,598,906

Total Income	1,598,906

EXPENSES:
Investment advisory fees	306,521
Fund administration fees	96,436
Distribution fees Class A	62,598
Distribution fees Class C	9,502
Distribution fees Class R	3,292
Administrative servicing fees Class A	30,606
Administrative servicing fees Class C	503
Administrative servicing fees Class R	1,646
Administrative servicing fees Institutional Service Class	34,637
Registration and filing fees	45,885
Professional fees	26,211
Printing fees	13,236
Trustee fees	1,867
Custodian fees	2,605
Accounting and transfer agent fees	38,096
Compliance program costs (Note 3)	268
Other	2,610

Total expenses before fees waived and expenses reimbursed	676,519

Investment advisory fees waived (Note 3)	(8,723)
Expenses reimbursed by adviser (Note 3)	(4,983)

Net Expenses	662,813

NET INVESTMENT INCOME	936,093

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	245,174
Net change in unrealized appreciation/(depreciation) from investments	(497,075)

Net realized/unrealized losses from investments	(251,901)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$684,192

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$936,093	$945,483
Net realized gains/(losses) from investments	245,174	(161,766)
Net change in unrealized appreciation/(depreciation) from investments	(497,075)	861,104

Change in net assets resulting from operations	684,192	1,644,821

Distributions to Shareholders From:
Net investment income:
Class A	(331,916)	(353,187)
Class B (a)	–	(75)
Class C	(6,302)	(6,265)
Class R (b)	(6,263)	(6,203)
Institutional Service Class	(672,643)	(678,967)

Change in net assets from shareholder distributions	(1,017,124)	(1,044,697)

Change in net assets from capital transactions	(2,063,861)	(11,734,446)

Change in net assets	(2,396,793)	(11,134,322)

Net Assets:
Beginning of year	72,185,389	83,319,711

End of year	$69,788,596	$72,185,389

Accumulated distributions in excess of net investment income at end of year	$(75,511)	$(75,516)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,037,774	$9,975,757
Proceeds from shares issued from class conversion	–	139,166
Dividends reinvested	307,395	330,081
Cost of shares redeemed	(9,630,020)	(15,341,400)

Total Class A Shares	2,715,149	(4,896,396)

Class B Shares (a)
Proceeds from shares issued	–	3,208
Dividends reinvested	–	37
Cost of shares redeemed in class conversion	–	(139,166)
Cost of shares redeemed	–	(42,957)

Total Class B Shares	–	(178,878)

Class C Shares
Proceeds from shares issued	176,388	40,924
Dividends reinvested	5,103	5,084
Cost of shares redeemed	(180,383)	(466,749)

Total Class C Shares	1,108	(420,741)

Class R Shares (b)
Proceeds from shares issued	365,854	195,941
Dividends reinvested	4,030	2,953
Cost of shares redeemed	(497,443)	(355,682)

Total Class R Shares	(127,559)	(156,788)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$5,459,377	$3,617,349
Dividends reinvested	614,010	621,659
Cost of shares redeemed	(10,725,946)	(10,320,651)

Total Institutional Service Class Shares	(4,652,559)	(6,081,643)

Change in net assets from capital transactions	$(2,063,861)	$(11,734,446)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,177,111	980,080
Issued in class conversion	–	13,811
Reinvested	30,050	32,567
Redeemed	(941,819)	(1,513,192)

Total Class A Shares	265,342	(486,734)

Class B Shares (a)
Issued	–	320
Reinvested	–	3
Redeemed in class conversion	–	(13,808)
Redeemed	–	(4,280)

Total Class B Shares	–	(17,765)

Class C Shares
Issued	17,262	4,059
Reinvested	500	501
Redeemed	(17,641)	(46,185)

Total Class C Shares	121	(41,625)

Class R Shares (b)
Issued	35,360	19,319
Reinvested	394	291
Redeemed	(48,204)	(34,918)

Total Class R Shares	(12,450)	(15,308)

Institutional Service Class Shares
Issued	534,835	356,753
Reinvested	59,985	61,349
Redeemed	(1,051,602)	(1,020,251)

Total Institutional Service Class Shares	(456,782)	(602,149)

Total change in shares	(203,769)	(1,163,581)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$10.19	0.12	(0.03)	0.09	(0.14)	–	(0.14)	–	$10.14	0.85%		$29,360,368	1.14%	1.21%	1.15%	27.70%
Year Ended October 31, 2014 (d)	$10.10	0.11	0.10	0.21	(0.12)	–	(0.12)	–	$10.19	2.11%		$26,793,242	1.14%	1.06%	1.17%	54.32%
Year Ended October 31, 2013 (d)	$10.74	0.05	(0.31)	(0.26)	(0.09)	(0.29)	(0.38)	–	$10.10	(2.54%	)	$31,478,682	1.15%	0.53%	1.16%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.16	0.29	0.45	(0.21)	(0.28)	(0.49)	–	$10.74	4.32%		$48,503,301	1.11%	1.53%	1.11%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.25	0.10	0.35	(0.27)	(0.41)	(0.68)	–	$10.78	3.49%		$51,748,983	1.12%	2.39%	1.12%	119.20%

Class C Shares
Year Ended October 31, 2015 (d)	$10.19	0.06	(0.04)	0.02	(0.07)	–	(0.07)	–	$10.14	0.18%		$993,706	1.82%	0.54%	1.84%	27.70%
Year Ended October 31, 2014 (d)	$10.10	0.04	0.10	0.14	(0.05)	–	(0.05)	–	$10.19	1.43%		$996,981	1.82%	0.38%	1.85%	54.32%
Year Ended October 31, 2013 (d)	$10.74	(0.01)	(0.31)	(0.32)	(0.03)	(0.29)	(0.32)	–	$10.10	(3.13%	)	$1,408,921	1.78%	(0.10)%	1.80%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.10	0.28	0.38	(0.14)	(0.28)	(0.42)	–	$10.74	3.67%		$2,031,828	1.74%	0.90%	1.74%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.19	0.09	0.28	(0.20)	(0.41)	(0.61)	–	$10.78	2.83%		$1,888,397	1.76%	1.75%	1.76%	119.20%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$10.20	0.09	(0.04)	0.05	(0.10)	–	(0.10)	–	$10.15	0.47%		$523,688	1.51%	0.83%	1.53%	27.70%
Year Ended October 31, 2014 (d)	$10.11	0.07	0.10	0.17	(0.08)	–	(0.08)	–	$10.20	1.71%		$653,178	1.53%	0.68%	1.56%	54.32%
Year Ended October 31, 2013 (d)	$10.75	0.02	(0.31)	(0.29)	(0.06)	(0.29)	(0.35)	–	$10.11	(2.84%	)	$802,424	1.46%	0.21%	1.47%	156.00%
Year Ended October 31, 2012 (d)	$10.79	0.14	0.29	0.43	(0.19)	(0.28)	(0.47)	–	$10.75	4.12%		$1,461,777	1.29%	1.34%	1.29%	81.08%
Year Ended October 31, 2011 (d)	$11.12	0.23	0.10	0.33	(0.25)	(0.41)	(0.66)	–	$10.79	3.27%		$1,430,128	1.33%	2.19%	1.33%	119.20%

Institutional Service Class Shares (f)
Year Ended October 31, 2015 (d)	$10.19	0.15	(0.02)	0.13	(0.17)	–	(0.17)	–	$10.15	1.24%		$38,910,834	0.85%	1.50%	0.87%	27.70%
Year Ended October 31, 2014 (d)	$10.10	0.14	0.10	0.24	(0.15)	–	(0.15)	–	$10.19	2.39%		$43,741,988	0.87%	1.35%	0.89%	54.32%
Year Ended October 31, 2013 (d)	$10.75	0.08	(0.32)	(0.24)	(0.12)	(0.29)	(0.41)	–	$10.10	(2.35)%		$49,450,167	0.87%	0.82%	0.88%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.19	0.30	0.49	(0.24)	(0.28)	(0.52)	–	$10.75	4.70%		$68,699,937	0.83%	1.81%	0.83%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.28	0.10	0.38	(0.30)	(0.41)	(0.71)	–	$10.78	3.76%		$78,707,124	0.86%	2.65%	0.86%	119.20%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective Auguest 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Bond Fund

For the annual period ended October 31, 2015, the Nationwide HighMark Bond Fund (Institutional Service Class) returned 1.42% versus 1.96% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 207 funds as of October 31, 2015) was 0.32% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Interest rates ended October 31, 2015 not far from where they began the period twelve months earlier, but traded in a wide range as the ten-year U.S. Treasury reached a low of 1.6% in January 2015, and a high of 2.5% less than five months later. The low in January occurred as yields followed crude oil prices lower while weakness across the commodity spectrum led to intensified deflationary fears. In addition, harsh weather and a labor slowdown at West Coast ports made it difficult to determine the true strength of the economy during the winter months. Slower growth and lower inflation in the Eurozone also elicited a response from the European Central Bank in January as they announced a massive bond purchasing program, the result of which has been to push yields below zero on almost a third of the euro area’s $6.3 trillion of government bonds. Even ten-year German Bund yields are barely positive, reaching a low of only 0.08% in April, contributing to the decline in U.S. rates as investors reallocated funds to the higher yielding U.S. market.

The result has been a flattening of the yield curve over the period as two-year Treasury rates increased by 23 basis points, while the thirty-year bond yield declined by 14 basis points. As a result, total returns were better for longer maturity U.S. Treasuries as the two-year returned 0.7%, while the thirty-year returned 4.5% for the twelve month period.

Although the Fund maintained a shorter duration than the benchmark during the annual period ended October 31, 2015, the slight negative impact from interest rate positioning was more than offset by a positive contribution from the change in the shape of the yield curve.

While Treasury securities performed well during the period, most non-Treasury sectors lagged behind. Concerns over slower global growth, elevated geopolitical risks, and lower inflation caused corporate bonds to underperform, with lower quality bonds having weaker performance.

The Fund’s underperformance is entirely attributable to sector allocation as approximately 50% of the assets were invested in high quality corporate bonds, which underperformed equivalent duration Treasuries by 210 basis points. The Basic Industry and Energy sectors performed the worst, due to falling commodity prices, while Banks and REITs performed the best. While corporate bonds had a negative impact, the Fund benefited from its underweight to mortgage-backed securities, which also lagged behind Treasuries, and also from its overweight to asset-backed securities, which was the only sector to outperform Treasuries.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2015.

The Federal Reserve remains committed to ending its unconventional monetary policies, but is being constrained by slow growth, declining commodity prices, and an expanding trade deficit, which creates another headwind for domestic growth. U.S. economic growth, while solid, is not as robust as hoped, especially in light of the extraordinary amount of support that the Fed has provided over the past six years. Even with that support, GDP growth has averaged only 2.2% since the recession ended in June 2009, while inflation remains well below the Fed’s 2% target.

While U.S. GDP growth is somewhat disappointing, growth in many other countries is much slower or in some cases has entered into recession. The Eurozone is barely growing, Brazil and Russia are in recession, while China’s once rapid growth continues to slow, and Japan has suffered its four recessions in the past six years.

Fund Commentary (con’t.)	Nationwide HighMark Bond Fund

As a result, we remain cautious regarding the durability of the expansion in the U.S. should the Federal Reserve decide to remove support, and therefore continue to believe that interest rates are unlikely to move decisively higher in the near term.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, CFA; Gregory Lugosi; E. Jack Montgomery, CFA; and David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Bond Fund

Asset Allocation†

Corporate Bonds	53.7%
U.S. Government Mortgage Backed Agencies	13.7%
U.S. Treasury Notes	13.6%
Asset-Backed Securities	7.4%
Municipal Bonds	3.5%
Commercial Mortgage Backed Securities	2.7%
U.S. Treasury Bond	2.0%
Collateralized Mortgage Obligations	0.9%
Repurchase Agreement	0.7%
Sovereign Bond	0.2%
Mutual Fund††	0.0%
Other assets in excess of liabilities	1.6%
100.0%

Top Industries†††

Banks	10.9%
Automobiles	5.9%
Oil, Gas & Consumable Fuels	5.3%
Gas Utilities	4.2%
Health Care Providers & Services	4.0%
Credit Card	3.3%
Media	3.1%
Food & Staples Retailing	3.0%
Diversified Telecommunication Services	2.6%
Road & Rail	2.1%
Other Industries*	55.6%
100.0%

Top Holdings†††

U.S. Treasury Notes, 1.50%, 02/28/19	4.3%
Federal Home Loan Mortgage Corp. Gold Pool, 3.00%, 06/01/29	2.8%
Federal National Mortgage Association Pool, 3.00%, 05/01/30	2.2%
U.S. Treasury Bond, 4.75%, 02/15/37	2.0%
Chase Issuance Trust, 1.26%, 07/15/19	1.8%
U.S. Treasury Notes, 2.13%, 06/30/21	1.8%
U.S. Treasury Notes, 1.38%, 05/31/20	1.8%
Federal National Mortgage Association Pool, 3.00%, 04/01/45	1.6%
Georgia-Pacific LLC, 8.00%, 01/15/24	1.5%
U.S. Treasury Notes, 3.13%, 05/15/21	1.5%
Other Holdings*	78.7%
100.0%

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 1.42%, underperforming its benchmark by 0.54% and outperforming the Lipper peer category median by 1.10%

•	The Fund’s underperformance is attributable to sector allocation as approximately 50% of the assets were invested in high quality corporate bonds

•	The Fund benefited from its underweight to mortgage-backed securities and its overweight to asset-backed securities

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide HighMark Bond Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	1.20%	3.09%	4.67%	–
	w/ SC3	(1.08)%	2.62%	4.44%	–
Class C1	w/o SC2	0.67%	2.64%	4.25%	–
	w/ SC4	(0.33)%	N/A	N/A	–
Institutional Service Class[1,5,6]		1.42%	3.32%	4.92%	–
Institutional Class[5]		1.48%	N/A	N/A	3.34%	[7]
Barclays U.S. Aggregate Bond Index		1.96%	3.03%	4.72%	–
CPI		0.17%	1.69%	1.79%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted. Prior to December 1, 2005, the front-end sales charge was 3.25%.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class C	1.35%
Institutional Service Class	0.66%
Institutional Class	0.52%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Bond Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Bond Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	995.30	4.58	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.62	4.63	0.91
Class C Shares	Actual	(a)	1,000.00	992.00	6.98	1.39
	Hypothetical	(a)(b)	1,000.00	1,018.20	7.07	1.39
Institutional Service Class Shares	Actual	(a)	1,000.00	996.50	3.37	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67
Institutional Class Shares	Actual	(a)	1,000.00	996.40	2.47	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide HighMark Bond Fund

Asset-Backed Securities 7.4%

	Principal Amount	Market Value

Automobiles 3.4%
Ally Auto Receivables Trust, Series 2015-2, Class A3, 1.49%, 11/15/19	$5,650,000	$5,657,542
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.50%, 01/15/21 (a)(b)	750,276	748,528
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 2.80%, 05/20/18 (b)	4,670,000	4,739,549
Enterprise Fleet Financing LLC
Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	202,736	202,677
Series 2014-2, Class A2, 1.05%, 03/20/20 (b)	3,465,427	3,455,529
Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.41%, 02/15/20	4,175,000	4,180,590

		18,984,415

Credit Card 3.2%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43%, 06/15/20	7,925,000	7,948,919
Chase Issuance Trust, Series 2014-A6, Class A6, 1.26%, 07/15/19	10,000,000	10,030,245

		17,979,164

Other 0.8%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	2,499,377	2,497,969
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	1,400,000	1,383,328
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A3, 5.29%, 05/15/18	927,474	938,281

		4,819,578

Total Asset-Backed Securities (cost $41,764,643)		41,783,157

Collateralized Mortgage Obligations 0.9%
Banc of America Mortgage Trust, Series 2003-7, Class A2, 4.75%, 09/25/18	479,104	484,238

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS, Series 1666, Class J, 6.25%, 01/15/24	$625,190	$687,466
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	332,874	333,026
Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	583,861	593,870
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	616,477	621,696
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	1,963,458	1,896,512
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.69%, 12/25/33 (a)	376,471	377,629

Total Collateralized Mortgage Obligations (cost $4,992,631)		4,994,437

Commercial Mortgage Backed Securities 2.7%
Commercial Mortgage Trust, Series 2013-CR8, Class A1, 1.02%, 06/10/46	2,804,020	2,793,757
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (b)	2,850,125	2,864,434
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class A1, 1.23%, 11/15/45	1,325,796	1,324,763
Series 2014-C19, Class A1, 1.27%, 04/15/47	1,597,095	1,594,240
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1, 1.31%, 08/15/46	4,574,414	4,566,190
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class A1, 1.28%, 05/15/47	1,931,983	1,928,232

Total Commercial Mortgage Backed Securities (cost $15,147,983)		15,071,616

Corporate Bonds 53.7%
Aerospace & Defense 0.9%
L-3 Communications Corp.,
3.95%, 11/15/16	5,008,000	5,109,537

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines 1.1%
Continental Airlines Pass Through Trust,
Series 1998-1, Class B, 6.75%, 03/15/17	$418,933	$434,894
Series 2010-A, Class A, 4.75%, 01/12/21	2,304,205	2,436,697
Delta Air Lines Pass Through Trust,
Series 2011-1, Class A, 5.30%, 04/15/19	1,985,037	2,104,933
United Airlines Pass Through Trust,
Series 2013-1, Class A, 4.30%, 08/15/25	951,987	985,307

		5,961,831

Auto Components 0.5%
Johnson Controls, Inc.,
1.40%, 11/02/17	3,000,000	2,979,930

Automobiles 2.5%
Ford Motor Co.,
7.45%, 07/16/31	5,100,000	6,546,008
Ford Motor Credit Co. LLC,
5.75%, 02/01/21	1,180,000	1,333,611
3.22%, 01/09/22	800,000	796,067
General Motors Co.,
3.50%, 10/02/18	5,000,000	5,083,050

		13,758,736

Banks 10.7%
Bank of America Corp.,
4.00%, 04/01/24	7,500,000	7,705,500
Bank of Nova Scotia,
1.30%, 07/21/17	6,000,000	5,994,786
BB&T Corp.,
2.45%, 01/15/20	7,000,000	7,049,812
Capital One Financial Corp.,
1.00%, 11/06/15	2,500,000	2,500,032
Capital One NA,
2.95%, 07/23/21	6,500,000	6,467,142
Citigroup, Inc.,
3.88%, 10/25/23	5,000,000	5,170,645
3.75%, 06/16/24	2,400,000	2,448,202
Fifth Third Bank,
1.45%, 02/28/18	5,000,000	4,959,300
First Republic Bank,
2.38%, 06/17/19	2,850,000	2,844,639
JPMorgan Chase & Co.,
3.20%, 01/25/23	7,500,000	7,478,737
PNC Bank NA,
1.50%, 10/18/17	4,000,000	4,003,092
2.25%, 07/02/19	2,150,000	2,160,015
Royal Bank of Canada,
2.15%, 03/15/19 (c)	1,500,000	1,508,765

		60,290,667

Capital Markets 0.1%
Lehman Brothers Holdings, Inc.,
5.63%, 01/24/13 *	4,000,000	302,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals 1.5%
Dow Chemical Co. (The),
8.55%, 05/15/19	$3,750,000	$4,509,971
4.38%, 11/15/42	3,500,000	3,147,578
Ecolab, Inc.,
2.25%, 01/12/20	1,000,000	1,000,292

		8,657,841

Consumer Finance 1.2%
American Express Co.,
7.00%, 03/19/18	6,150,000	6,904,033

Diversified Financial Services 0.2%
Osprey Aircraft Leasing US-Three LLC,
2.21%, 06/21/25	1,123,160	1,128,271

Diversified Telecommunication Services 2.5%
AT&T, Inc.,
3.40%, 05/15/25	3,750,000	3,638,936
Verizon Communications, Inc.,
6.55%, 09/15/43	5,250,000	6,284,397
Verizon Maryland LLC,
8.00%, 10/15/29	1,020,000	1,213,874
Verizon New England, Inc.,
7.88%, 11/15/29	2,425,000	3,038,530

		14,175,737

Electric Utilities 1.4%
Berkshire Hathaway Energy Co.,
3.75%, 11/15/23	4,750,000	4,918,031
Oklahoma Gas & Electric Co.,
6.65%, 07/15/27	2,500,000	3,067,218

		7,985,249

Food & Staples Retailing 3.0%
CVS Caremark Corp.,
2.75%, 12/01/22	5,750,000	5,636,495
CVS Health Corp.,
3.88%, 07/20/25	1,750,000	1,799,957
Kroger Co. (The),
3.40%, 04/15/22	1,500,000	1,529,726
Walgreen Co.,
3.10%, 09/15/22	6,850,000	6,617,723
Walgreens Boots Alliance, Inc.,
4.80%, 11/18/44	1,265,000	1,171,715

		16,755,616

Food Products 1.3%
Kraft Heinz Foods Co.,
3.95%, 07/15/25 (b)	3,000,000	3,071,700
Wm Wrigley Jr Co.,
2.00%, 10/20/17 (b)	4,000,000	4,039,888

		7,111,588

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities 4.1%
Enterprise Products Operating LLC,
3.90%, 02/15/24	$5,350,000	$5,291,722
Kinder Morgan Energy Partners LP,
3.95%, 09/01/22	650,000	605,004
Kinder Morgan, Inc.,
7.80%, 08/01/31	5,500,000	5,572,397
Magellan Midstream Partners LP,
6.55%, 07/15/19	3,000,000	3,389,559
4.25%, 02/01/21	500,000	522,977
Transcontinental Gas Pipe Line Co. LLC,
7.25%, 12/01/26	1,200,000	1,348,886
Williams Partners LP/ACMP Finance Corp.,
6.13%, 07/15/22	1,400,000	1,433,078
Williams Partners LP/ACMP Finance Corp.,
4.88%, 05/15/23	5,650,000	5,099,684

		23,263,307

Health Care Providers & Services 4.0%
Becton, Dickinson and Co.,
2.68%, 12/15/19	6,250,000	6,320,962
3.73%, 12/15/24	1,500,000	1,534,734
Laboratory Corp. of America Holdings,
3.60%, 02/01/25	5,500,000	5,353,233
McKesson Corp.,
2.28%, 03/15/19	5,000,000	4,990,450
Quest Diagnostics, Inc.,
3.50%, 03/30/25	4,250,000	4,112,776

		22,312,155

Information Technology Services 1.3%
Hewlett Packard Enterprise Co.,
2.85%, 10/05/18 (b)	5,650,000	5,661,882
International Business Machines Corp.,
6.50%, 01/15/28	1,500,000	1,886,773

		7,548,655

Insurance 0.5%
American International Group, Inc.,
2.30%, 07/16/19	3,000,000	3,016,110

Media 3.1%
21st Century Fox America, Inc.,
7.75%, 02/01/24	1,000,000	1,244,960
CCO Safari II LLC,
4.91%, 07/23/25 (b)	1,600,000	1,626,373
Comcast Corp.,
5.70%, 07/01/19	5,000,000	5,667,085
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
4.45%, 04/01/24	3,000,000	3,093,459

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
TCI Communications, Inc.,
7.13%, 02/15/28	$125,000	$160,763
Time Warner Cable, Inc.,
8.25%, 04/01/19	3,250,000	3,788,443
Time Warner Entertainment Co. LP,
8.38%, 03/15/23	1,420,000	1,762,345

		17,343,428

Metals & Mining 1.5%
Rio Tinto Finance USA Ltd.,
6.50%, 07/15/18	1,710,000	1,894,222
3.75%, 06/15/25	6,500,000	6,394,940

		8,289,162

Multiline Retail 0.9%
Macy’s Retail Holdings, Inc.,
4.38%, 09/01/23	5,000,000	5,122,755

Oil, Gas & Consumable Fuels 5.2%
Anadarko Petroleum Corp.,
5.95%, 09/15/16	5,250,000	5,443,132
BP Capital Markets PLC,
2.32%, 02/13/20	4,250,000	4,278,050
Cimarex Energy Co.,
5.88%, 05/01/22	2,260,000	2,386,298
4.38%, 06/01/24	1,900,000	1,889,930
ConocoPhillips,
6.50%, 02/01/39	5,150,000	6,315,028
Enbridge Energy Partners LP,
4.38%, 10/15/20	4,250,000	4,304,859
Ensco PLC,
4.50%, 10/01/24 (c)	4,000,000	3,263,816
5.20%, 03/15/25 (c)	850,000	709,900
Petrobras Global Finance BV,
3.25%, 03/17/17	950,000	905,350

		29,496,363

Paper & Forest Products 1.5%
Georgia-Pacific LLC,
8.00%, 01/15/24	6,500,000	8,330,342

Pharmaceuticals 0.4%
AbbVie, Inc.,
3.60%, 05/14/25	2,500,000	2,457,570

Real Estate Investment Trusts (REITs) 1.7%
Boston Properties LP,
4.13%, 05/15/21	5,000,000	5,320,160
ERP Operating LP,
2.38%, 07/01/19	3,000,000	3,023,865
4.63%, 12/15/21	1,210,000	1,319,455

		9,663,480

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail 2.1%
Burlington Northern Santa Fe LLC,
3.45%, 09/15/21	$5,500,000	$5,700,690
4.38%, 09/01/42	2,700,000	2,615,136
United Rentals North America, Inc.,
4.63%, 07/15/23	3,200,000	3,213,984

		11,529,810

Technology Hardware, Storage & Peripherals 0.5%
Hewlett-Packard Co.,
4.38%, 09/15/21	2,750,000	2,814,977

Total Corporate Bonds (cost $304,352,772)		302,309,150

Municipal Bonds 3.5%
California 2.6%
California State, GO, 6.20%, 10/01/19	4,000,000	4,655,600
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 07/01/45	2,900,000	3,957,137
Metropolitan Water District of Southern California, RB, Series A, 6.95%, 07/01/40	5,000,000	5,852,250

		14,464,987

New Jersey 0.9%
New Jersey State Turnpike Authority, RB, Series A, 7.10%, 01/01/41	3,900,000	5,315,700

Total Municipal Bonds (cost $17,696,090)		19,780,687

Sovereign Bond 0.2%
CANADA 0.2%
Province of Saskatchewan Canada,
9.38%, 12/15/20	1,000,000	1,338,968

Total Sovereign Bond (cost $1,020,141)		1,338,968

U.S. Government Mortgage Backed Agencies 13.7%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E01136 5.50%, 03/01/17	23,604	24,122
Pool# G11401 6.00%, 09/01/17	102,166	105,069
Pool# E01252 6.00%, 11/01/17	40,525	41,763

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# B14038 4.50%, 05/01/19	$117,142	$121,267
Pool# B15759 4.50%, 07/01/19	442,108	457,788
Pool# G11678 4.50%, 04/01/20	55,836	58,199
Pool# G11769 5.00%, 10/01/20	114,337	121,371
Pool# G13201 4.50%, 07/01/23	375,386	406,046
Pool# J15482 4.00%, 05/01/26	1,205,662	1,271,531
Pool# J20465 2.50%, 09/01/27	3,898,259	4,005,312
Pool# J23807 3.00%, 05/01/28	3,929,038	4,099,220
Pool# V60563 3.00%, 06/01/29	14,775,371	15,432,270
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 848191 2.42%, 12/01/34 (a)	1,081,707	1,146,971
Pool# 848134 2.42%, 06/01/39 (a)	284,424	303,508
Federal National Mortgage Association Pool
Pool# 357119 6.00%, 05/01/16	12,196	12,279
Pool# 254003 6.00%, 10/01/16	26,768	27,170
Pool# 566881 5.50%, 01/01/17	23,570	23,958
Pool# 623489 5.50%, 02/01/17	7,778	7,895
Pool# 555170 6.00%, 11/01/17	57,760	59,004
Pool# 254546 5.50%, 12/01/17	141,212	146,133
Pool# 555872 5.00%, 11/01/18	38,441	39,925
Pool# 735521 5.50%, 03/01/20	990,921	1,043,408
Pool# 292234 8.00%, 08/01/24	1,392	1,397
Pool# 931892 4.50%, 09/01/24	959,315	1,036,334
Pool# 293495 8.00%, 09/01/24	300	307
Pool# AD6156 4.00%, 05/01/25	333,339	353,217
Pool# 303300 8.50%, 05/01/25	8,286	9,471
Pool# AE3066 3.50%, 09/01/25	2,019,610	2,135,707

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AE0552 5.00%, 09/01/25	$1,060,905	$1,142,658
Pool# AE5487 3.50%, 10/01/25	896,016	947,473
Pool# 342718 6.50%, 05/01/26	49,033	56,043
Pool# AJ4093 3.50%, 10/01/26	2,590,133	2,739,071
Pool# 250764 7.50%, 12/01/26	60,699	69,798
Pool# AB5710 2.50%, 07/01/27	4,509,368	4,626,815
Pool# AP9771 3.00%, 10/01/27	1,224,937	1,278,683
Pool# 251497 6.00%, 12/01/27	411	465
Pool# 402854 6.00%, 12/01/27	9,525	10,785
Pool# 415652 6.50%, 03/01/28	4,856	5,550
Pool# 421427 6.50%, 04/01/28	50,603	57,837
Pool# AT7857 2.50%, 06/01/28	6,932,286	7,112,982
Pool# 432037 6.00%, 07/01/28	65,846	74,558
Pool# 437979 6.00%, 08/01/28	21,161	23,961
Pool# 446099 6.00%, 10/01/28	11,150	12,625
Pool# 440738 6.00%, 12/01/28	85,160	97,370
Pool# 450653 6.00%, 12/01/28	80,837	91,533
Pool# 453865 6.00%, 12/01/28	45,825	51,889
Pool# 252212 6.50%, 01/01/29	151,456	175,508
Pool# 484939 6.50%, 06/01/29	46,031	52,613
Pool# 504076 6.50%, 06/01/29	63,344	72,400
Pool# 252570 6.50%, 07/01/29	72,300	84,095
Pool# 506638 6.50%, 08/01/29	26,999	30,859
Pool# AL6825 3.00%, 05/01/30	11,603,692	12,099,597
Pool# 535300 6.50%, 05/01/30	79,409	90,812
Pool# 539932 7.00%, 05/01/30	8,068	8,066

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 524343 8.00%, 06/01/30	$4,531	$4,769
Pool# 725027 5.00%, 11/01/33	1,206,944	1,336,191
Pool# 725205 5.00%, 03/01/34	405,184	448,629
Pool# 829431 2.23%, 01/01/36 (a)	1,831,269	1,946,469
Pool# AS4786 3.00%, 04/01/45	9,001,319	9,108,176
Government National Mortgage Association I Pool
Pool# 348637 7.50%, 05/15/23	21,167	22,849
Pool# 354696 6.50%, 12/15/23	11,449	13,139
Pool# 369270 6.50%, 12/15/23	3,035	3,483
Pool# 368335 6.50%, 01/15/24	4,777	5,482
Pool# 359986 7.50%, 01/15/24	825	828
Pool# 362734 7.50%, 01/15/24	441	455
Pool# 368677 7.50%, 01/15/24	16,191	17,833
Pool# 371909 6.50%, 02/15/24	31,017	35,595
Pool# 392055 7.00%, 04/15/24	9,610	9,710
Pool# 442138 8.00%, 11/15/26	64,230	73,894
Pool# 439463 8.00%, 12/15/26	25,764	28,481
Pool# 399109 7.50%, 02/15/27	12,946	14,588
Pool# 435777 7.50%, 02/15/27	3,733	3,806
Pool# 445661 7.50%, 07/15/27	9,897	10,722
Pool# 443887 7.50%, 08/15/27	6,481	6,686
Pool# 450591 7.50%, 08/15/27	947	994
Pool# 453295 7.50%, 08/15/27	521	556
Pool# 455381 7.50%, 08/15/27	6,763	7,604
Pool# 446699 6.00%, 08/15/28	38,543	44,311
Pool# 460906 6.00%, 09/15/28	14,749	16,637
Pool# 482748 6.00%, 09/15/28	96,771	109,159

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 476969 6.50%, 01/15/29	$38,528	$44,215
Pool# 781029 6.50%, 05/15/29	181,796	213,371
Pool# 503106 6.50%, 06/15/29	13,947	16,006

Total U.S. Government Mortgage Backed Agencies (cost $75,678,797)		77,049,326

U.S. Treasury Bond 2.0%
U.S. Treasury Bond, 4.75%, 02/15/37	8,370,000	11,255,691

Total U.S. Treasury Bond (cost $11,040,459)		11,255,691

U.S. Treasury Notes 13.6%
U.S. Treasury Notes
0.88%, 09/15/16	2,500,000	2,509,277
0.63%, 06/30/17	1,250,000	1,249,381
0.50%, 07/31/17	1,250,000	1,246,240
1.13%, 06/15/18	4,250,000	4,266,601
1.50%, 01/31/19	5,825,000	5,890,986
1.50%, 02/28/19	23,350,000	23,601,736
1.13%, 04/30/20	2,000,000	1,970,990
1.38%, 05/31/20	10,000,000	9,948,960
1.63%, 06/30/20	3,420,000	3,440,038
1.38%, 09/30/20	4,350,000	4,320,207
3.13%, 05/15/21	7,560,000	8,136,843
2.13%, 06/30/21	9,750,000	9,978,521

Total U.S. Treasury Notes (cost $75,835,458)		76,559,780

Mutual Fund 0.0%†

	Shares

Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (d)(e)	238,549	238,549

Total Mutual Fund (cost $238,549)		238,549

Repurchase Agreement 0.7%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $3,940,354, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $4,019,141. (e)(f)	$3,940,334	$3,940,334

Total Repurchase Agreement (cost $3,940,334)		3,940,334

Total Investments (cost $551,707,857) (g) — 98.4%		554,321,695

Other assets in excess of liabilities — 1.6%		8,951,859

NET ASSETS — 100.0%		$563,273,554

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $27,793,888 which represents 4.94% of net assets.

(c)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $4,088,604.

(d)	Represents 7-day effective yield as of October 31, 2015.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $4,178,883.

(f)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Bond Fund (Continued)

NA	National Association

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide HighMark Bond Fund
Assets:
Investments, at value* (cost $547,767,523)	$550,381,361
Repurchase agreement, at value (cost $3,940,334)	3,940,334

Total Investments, at value (total cost $551,707,857)	554,321,695

Cash	8,986,405
Interest receivable	4,204,514
Security lending income receivable	729
Receivable for investments sold	17,741
Receivable for capital shares issued	580,865
Prepaid expenses	24,968

Total Assets	568,136,917

Liabilities:
Payable for investments purchased	47,554
Distributions payable	229,895
Payable for capital shares redeemed	42,364
Payable upon return of securities loaned (Note 2)	4,178,883
Accrued expenses and other payables:
Investment advisory fees	204,321
Fund administration fees	17,381
Distribution fees	9,469
Administrative servicing fees	64,681
Accounting and transfer agent fees	3,145
Trustee fees	1,410
Custodian fees	1,606
Compliance program costs (Note 3)	217
Professional fees	37,543
Printing fees	7,693
Recoupment fees (Note 3)	16,691
Other	510

Total Liabilities	4,863,363

Net Assets	$563,273,554

Represented by:
Capital	$559,735,898
Accumulated undistributed net investment income	64,088
Accumulated net realized gains from investments	859,730
Net unrealized appreciation/(depreciation) from investments	2,613,838

Net Assets	$563,273,554

Net Assets:
Class A Shares	$24,955,130
Class C Shares	6,683,010
Institutional Service Class Shares	453,413,985
Institutional Class Shares	78,221,429

Total	$563,273,554

*	Includes value of securities on loan of $4,088,604 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide HighMark Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,335,235
Class C Shares	629,047
Institutional Service Class Shares	41,651,193
Institutional Class Shares	7,187,280

Total	51,802,755

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.69
Class C Shares (b)	$10.62
Institutional Service Class Shares	$10.89
Institutional Class Shares	$10.88
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.94

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide HighMark Bond Fund
INVESTMENT INCOME:
Interest income	$15,171,110
Income from securities lending (Note 2)	7,462

Total Income	15,178,572

EXPENSES:
Investment advisory fees	2,472,506
Fund administration fees	199,584
Distribution fees Class A	67,680
Distribution fees Class C	55,233
Administrative servicing fees Class A	40,792
Administrative servicing fees Class C	7,187
Administrative servicing fees Institutional Service Class	734,369
Registration and filing fees	37,633
Professional fees	58,074
Printing fees	22,600
Trustee fees	15,364
Custodian fees	19,990
Accounting and transfer agent fees	23,846
Compliance program costs (Note 3)	1,703
Recoupment fees (Note 3)	16,691
Other	21,611

Total Expenses	3,794,863

NET INVESTMENT INCOME	11,383,709

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,561,183
Net change in unrealized appreciation/(depreciation) from investments	(6,587,641)

Net realized/unrealized losses from investments	(5,026,458)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,357,251

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Bond Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$11,383,709	$2,424,518	$9,646,074
Net realized gains/(losses) from investments	1,561,183	(89,258)	3,762,220
Net change in unrealized appreciation/(depreciation) from investments	(6,587,641)	1,810,210	(106,155)

Change in net assets resulting from operations	6,357,251	4,145,470	13,302,139

Distributions to Shareholders From:
Net investment income:
Class A	(539,900)	(147,405)	(673,434)
Class B (b)	–	–	(125)
Class C	(115,019)	(33,328)	(251,109)
Institutional Service Class (c)	(10,420,396)	(2,327,118)	(9,068,802)
Institutional Class	(799,375)	(2,591)	(281	)(d)
Net realized gains:
Class A	(190,610)	–	(556,525)
Class C	(54,438)	–	(253,730)
Institutional Service Class (c)	(3,117,901)	–	(6,797,971)
Institutional Class	(9,182)	–	(235	)(d)

Change in net assets from shareholder distributions	(15,246,821)	(2,510,442)	(17,602,212)

Change in net assets from capital transactions	72,970,271	54,397,434	95,855,447

Change in net assets	64,080,701	56,032,462	91,555,374

Net Assets:
Beginning of period	499,192,853	443,160,391	351,605,017

End of period	$563,273,554	$499,192,853	$443,160,391

Accumulated undistributed net investment income at end of period	$64,088	$62,786	$62,679

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$2,686,582	$522,415	$9,888,133
Proceeds from shares issued from class conversion	–	–	77,778
Dividends reinvested	685,325	137,666	1,013,374
Cost of shares redeemed	(6,253,822)	(1,492,542)	(8,214,934)

Total Class A Shares	(2,881,915)	(832,461)	2,764,351

Class B Shares (Note 10) (b)
Proceeds from shares issued	–	–	–
Dividends reinvested	–	–	93
Cost of shares redeemed in class conversion	–	–	(77,778)
Cost of shares redeemed	–	–	(459)

Total Class B Shares	–	–	(78,144)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Bond Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class C Shares (Note 10)
Proceeds from shares issued	$1,119,423	$208,714	$628,539
Dividends reinvested	123,630	24,289	342,302
Cost of shares redeemed	(2,336,272)	(666,371)	(7,635,255)

Total Class C Shares	(1,093,219)	(433,368)	(6,664,414)

Institutional Service Class Shares (Note 10) (c)
Proceeds from shares issued	132,628,476	61,920,406	150,835,359
Dividends reinvested	10,717,472	1,667,071	11,684,162
Cost of shares redeemed	(143,370,076)	(9,269,003)	(62,696,383)

Total Institutional Service Class Shares	(24,128)	54,318,474	99,823,138

Institutional Class Shares
Proceeds from shares issued	80,929,741	1,342,198	10,000 (d)
Dividends reinvested	807,865	2,591	516 (d)
Cost of shares redeemed	(4,768,073)	–	– (d)

Total Institutional Class Shares	76,969,533	1,344,789	10,516 (d)

Change in net assets from capital transactions	$72,970,271	$54,397,434	$95,855,447

SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	248,857	48,172	913,616
Issued in class conversion	–	–	7,204
Reinvested	63,478	12,696	94,327
Redeemed	(581,290)	(137,382)	(759,076)

Total Class A Shares	(268,955)	(76,514)	256,071

Class B Shares (Note 10) (b)
Issued	–	–	–
Reinvested	–	–	9
Redeemed in class conversion	–	–	(7,234)
Redeemed	–	–	(43)

Total Class B Shares	–	–	(7,268)

Class C Shares (Note 10)
Issued	104,455	19,336	58,546
Reinvested	11,517	2,253	32,061
Redeemed	(218,242)	(61,793)	(708,229)

Total Class C Shares	(102,270)	(40,204)	(617,622)

Institutional Service Class Shares (Note 10) (c)
Issued	12,025,612	5,603,016	13,664,040
Reinvested	974,517	150,951	1,068,686
Redeemed	(13,117,705)	(838,293)	(5,700,594)

Total Institutional Service Class Shares	(117,576)	4,915,674	9,032,132

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Bond Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	7,424,744	121,686	903	(d)
Reinvested	74,231	235	47	(d)
Redeemed	(434,566)	–	–	(d)

Total Institutional Class Shares	7,064,409	121,921	950	(d)

Total change in shares	6,575,608	4,920,877	8,664,263

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$10.85	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.69	1.20%		$24,955,130	0.94%	1.90%	0.94%	43.07%
Period Ended October 31, 2014 (g)(h)	$10.81	0.05	0.05	0.10	(0.06)	–	(0.06)	$10.85	0.89%		$28,261,628	0.97%	1.97%	1.02%	8.04%
Year Ended July 31, 2014 (g)	$10.94	0.29	0.15	0.44	(0.31)	(0.26)	(0.57)	$10.81	4.13%		$28,985,479	0.93%	2.71%	0.97%	57.14%
Year Ended July 31, 2013 (g)	$11.42	0.27	(0.31)	(0.04)	(0.29)	(0.15)	(0.44)	$10.94	(0.41%	)	$26,524,432	0.97%	2.35%	1.24%	53.00%
Year Ended July 31, 2012 (g)	$11.28	0.34	0.40	0.74	(0.36)	(0.24)	(0.60)	$11.42	6.87%		$44,658,869	0.99%	3.05%	1.25%	44.00%
Year Ended July 31, 2011 (g)	$11.21	0.38	0.18	0.56	(0.40)	(0.09)	(0.49)	$11.28	5.09%		$29,448,806	1.04%	3.45%	1.26%	58.00%

Class C Shares
Year Ended October 31, 2015 (g)	$10.79	0.16	(0.09)	0.07	(0.17)	(0.07)	(0.24)	$10.62	0.67%		$6,683,010	1.39%	1.47%	1.39%	43.07%
Period Ended October 31, 2014 (g)(h)	$10.75	0.04	0.04	0.08	(0.04)	–	(0.04)	$10.79	0.79%		$7,890,606	1.40%	1.56%	1.45%	8.04%
Year Ended July 31, 2014 (g)	$10.88	0.24	0.15	0.39	(0.26)	(0.26)	(0.52)	$10.75	3.68%		$8,293,872	1.40%	2.27%	1.42%	57.14%
Year Ended July 31, 2013 (g)	$11.36	0.21	(0.30)	(0.09)	(0.24)	(0.15)	(0.39)	$10.88	(0.84%	)	$15,111,946	1.40%	1.92%	1.49%	53.00%
Year Ended July 31, 2012 (g)	$11.22	0.29	0.40	0.69	(0.31)	(0.24)	(0.55)	$11.36	6.36%		$15,638,520	1.42%	2.62%	1.50%	44.00%
Year Ended July 31, 2011 (g)	$11.15	0.33	0.18	0.51	(0.35)	(0.09)	(0.44)	$11.22	4.77%		$7,773,796	1.47%	3.02%	1.51%	58.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2015 (g)	$11.05	0.23	(0.08)	0.15	(0.24)	(0.07)	(0.31)	$10.89	1.42%		$453,413,985	0.69%	2.10%	0.69%	43.07%
Period Ended October 31, 2014 (g)(h)	$11.01	0.06	0.04	0.10	(0.06)	–	(0.06)	$11.05	0.93%		$461,682,944	0.72%	2.17%	0.74%	8.04%
Year Ended July 31, 2014 (g)	$11.14	0.32	0.14	0.46	(0.33)	(0.26)	(0.59)	$11.01	4.28%		$405,870,576	0.70%	2.88%	0.74%	57.14%
Year Ended July 31, 2013 (g)	$11.62	0.30	(0.31)	(0.01)	(0.32)	(0.15)	(0.47)	$11.14	(0.15%	)	$309,889,434	0.72%	2.60%	0.99%	53.00%
Year Ended July 31, 2012 (g)	$11.46	0.38	0.41	0.79	(0.39)	(0.24)	(0.63)	$11.62	7.11%		$325,475,420	0.74%	3.30%	1.00%	44.00%
Year Ended July 31, 2011 (g)	$11.38	0.42	0.18	0.60	(0.43)	(0.09)	(0.52)	$11.46	5.45%		$337,142,952	0.79%	3.70%	1.01%	58.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$11.05	0.25	(0.09)	0.16	(0.26)	(0.07)	(0.33)	$10.88	1.48%		$78,221,429	0.50%	2.29%	0.50%	43.07%
Period Ended October 31, 2014 (g)(h)	$11.01	0.06	0.05	0.11	(0.07)	–	(0.07)	$11.05	0.96%		$1,357,675	0.59%	2.21%	0.59%	8.04%
Period Ended July 31, 2014 (g)(j)	$11.07	0.29	0.21	0.50	(0.30)	(0.26)	(0.56)	$11.01	4.65%		$10,464	0.60%	3.08%	0.60%	57.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark California Intermediate Tax Free Bond Fund

For the annual period ended October 31, 2015, the Nationwide HighMark California Intermediate Tax Free Bond Fund (Institutional Service Class) returned 2.03% versus 2.71% for its benchmark, the Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of California Intermediate Municipal Debt Funds (consisting of 41 funds as of October 31, 2015) was 1.94% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Over the last year, the California municipal bond market shared many similarities with the National municipal market. The last year has been highlighted by the question of when would the Fed increase the Federal Funds rate. The last time the Fed increased the Fed Funds rate was June of 2006, to 5.25%. In reaction to the “Great Recession”, this was followed by a series of declines commencing in September of 2007, which ran through December 2008, resulting in a target Fed Funds rate of 0.25%.

As measured by the Bond Buyer 20 index, yields plunged in the first few months of the fiscal year from a high of 3.98%, dropping to 3.29% in January. In the period from January to June, albeit highly volatile, yields rose, topping out at 3.87%, before slowly declining to 3.66%.

Even though interest rates have risen since January, and new issue supply has exceeded each of the last two years, demand has remained resilient for municipal bonds. Low yielding alternatives, coupled with significant bond maturities and calls, have led to consistent demand for bonds.

As the year progressed, the market keenly watched an improving employment picture. The Fed’s Chairman Janet Yellen has continued to reference the weak employment picture as a harbinger for increasing interest rates. As the unemployment rate continued its decline from 5.7% to 5.0%, with non-farm payroll increasing over 200,000 on average per month, and 8 out of 12 months over 200,000, this picture has improved considerably. Annualized average hourly earnings have been one area that has been slow to recover in this recession, but this has also been picking up as of late, leading to a likely Fed rate increase in December.

As usual in the municipal market, change in credit depended on the geography as many issuers benefited from improving economies, such as California whose rating was upgraded during the year. Others were not so fortunate, including Puerto Rico, which continues to slide beneath what appears an insurmountable amount of debt. A federal bailout looks unlikely, but a change in the bankruptcy law allowing the commonwealth to file and provide an orderly re-adjustment of its debts seems the most likely outcome. The other area of stress has been unfunded pension liabilities. Even with the significant gains in the stock market, many municipal entities have underfunded their annual required contributions, leading to large unfunded liabilities.

During the one-year reporting period ended October 31, 2015, positioning on the yield curve, shorter duration than benchmark and stronger credit quality securities generally drove performance. As the Barclays 7-year index outperformed the 5-year, and the Fund was short modified duration to its benchmark—the Barclays 7-year index, this contributed to the underperformance for the period.

In addition, the Barclays 7-year is a point on the municipal bond yield curve (6-8 years) versus the Fund which holds a laddered portfolio of bonds. Regarding credit quality the fund maintained its positioning in the Aa rating category.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2015.

HighMark believes that between now and the calendar year-end, yields will rise and the yield curve will steepen, potentially reducing the Fund’s absolute performance, but providing an environment conducive to positive relative performance.

The Fund is positioned short modified duration to the benchmark, with premium coupons, in

Fund Commentary (con’t.)	Nationwide HighMark California Intermediate Tax Free Bond Fund

anticipation of a rising interest rate environment. The core strategy of holding securities with strong investment grade credit quality remains in place.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow; Raymond Mow; and David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark California Intermediate Tax Free Bond Fund

Asset Allocation†

Municipal Bonds	98.6%
Mutual Fund	0.2%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings††

San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB, 5.50%, 05/15/23	2.4%
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, 5.00%, 07/01/25	1.9%
Los Angeles, Refunding, GO, 5.00%, 09/01/23	1.7%
University of California, Limited Project Revenue, Refunding, RB, 5.00%, 05/15/24	1.6%
California State, Economic Recovery, Prerefunded Balance, GO, 5.25%, 07/01/21	1.6%
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB, 5.00%, 07/01/22	1.6%
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	1.5%
Mount Diablo, Unified School District, Refunding, GO, 5.00%, 08/01/23	1.4%
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, NATL Insured, 5.25%, 05/01/19	1.4%
Anaheim, Union High School District, California 2015, Refunding, GO, 5.00%, 08/01/24	1.4%
Other Holdings	83.5%
100.0%

Objective

The Fund seeks to provide high current income that is exempt from federal income tax and California personal income tax.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 2.03%, underperforming its benchmark by 0.68% and outperforming the Lipper peer category median by 0.09%

•	Positioning on the yield curve and stronger credit quality securities generally drove performance

•	The Fund is positioned short modified duration to the benchmark, with premium coupons, in anticipation of a rising interest rate environment

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

Fund Performance	Nationwide HighMark California Intermediate Tax-Free Bond Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	1.79%	2.91%	3.55%	–
	w/ SC3	(0.48)%	2.43%	3.31%	–
Class C1	w/o SC2	1.34%	2.46%	3.08%	–
	w/ SC4	0.34%	N/A	N/A	–
Institutional Service Class[1,5,6]		2.03%	3.17%	3.80%	–
Institutional Class[5]		2.08%	N/A	N/A	4.13%	[7]
Barclays 7-Year Municipal Bond Index		2.71%	3.86%	4.87%	–
CPI		0.17%	1.69%	1.79%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.90%	0.79%
Class C	1.40%	1.24%
Institutional Service Class	0.62%	0.54%
Institutional Class	0.59%	0.49%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark California Intermediate Tax Free Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark California Intermediate Tax Free Bond Fund versus the Barclays 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark California Intermediate Tax-Free Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark California Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark California Intermediate Tax Free Bond Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,010.20	4.00	0.79
	Hypothetical(a)(b)		1,000.00	1,021.22	4.02	0.79
Class C Shares	Actual	(a)	1,000.00	1,008.00	6.28	1.24
	Hypothetical(a)(b)		1,000.00	1,018.95	6.31	1.24
Institutional Service Class Shares	Actual	(a)	1,000.00	1,011.40	2.74	0.54
	Hypothetical(a)(b)		1,000.00	1,022.48	2.75	0.54
Institutional Class Shares	Actual	(a)	1,000.00	1,011.70	2.48	0.49
	Hypothetical(a)(b)		1,000.00	1,022.74	2.50	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide HighMark California Intermediate Tax Free Bond Fund

Municipal Bonds 98.6%

	Principal Amount	Market Value

California 98.6%
Alhambra, Unified School District, Election 2004, GO, AGC Insured, Series B, 5.25%, 08/01/23	$1,150,000	$1,310,310
Alhambra, Unified School District, Refunding, GO Series A, 5.00%, 08/01/20	495,000	579,284
Series A, 5.00%, 08/01/21	475,000	563,606
Anaheim, Union High School District, California 2015, Refunding, GO, 5.00%, 08/01/24	2,000,000	2,454,140
Atascadero, Unified School District, Election 2010, GO, AGM Insured, Series A, 5.25%, 08/01/25	345,000	402,608
Banning, Utility Authority Water Enterprise and Improvement Projects, Refunding, RB, 5.00%, 11/01/23	500,000	601,120
Bay Area Toll Authority, San Francisco Bay Area, Prerefunded Balance, RB, Series F-1, 5.25%, 04/01/23	1,775,000	2,036,049
Bay Area Toll Authority, San Francisco Bay Area, Refunding, RB, Series F-1, 5.00%, 04/01/24	740,000	890,782
Bay Area Water Supply & Conservation Agency, Capital Cost Recovery Prepayment Program, RB, Series A, 4.00%, 10/01/19	880,000	982,291
Burlingame, Elementary School District, Refunding, GO, AGM Insured, 5.25%, 07/15/16	795,000	823,453
California Educational Facilities Authority, Pepperdine University, Refunding, RB, Series 2012, 5.00%, 09/01/24	405,000	486,364
California Educational Facilities Authority, Santa Clara University, Prerefunded, RB 5.25%, 04/01/23	235,000	260,547
5.25%, 04/01/24	650,000	720,661
California Educational Facilities Authority, Santa Clara University, Unrefunded, RB 5.25%, 04/01/23	15,000	16,522
5.25%, 04/01/24	45,000	49,499
California State, Department of Water Resources, Power Supply Revenue, Prerefunded, RB, Series H, 5.00%, 05/01/21	1,065,000	1,178,337
California State, Department of Water Resources, Power Supply Revenue, Prerefunded, RB, AGM Insured, Series H, 5.00%, 05/01/22	1,290,000	1,427,282
California State, Department of Water Resources, Power Supply Revenue, RB, Sub-Series F-5, 5.00%, 05/01/22	1,325,000	1,463,953

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
California State, Department of Water Resources, Power Supply Revenue, Unrefunded, RB, Series H, 5.00%, 05/01/21	$420,000	$464,306
California State, Economic Recovery, Prerefunded Balance, GO Series A, 5.00%, 07/01/20	555,000	636,946
Series A, 5.25%, 07/01/21	2,545,000	2,943,674
California State, Economic Recovery, Unrefunded Balance, GO, Series A, 5.25%, 07/01/21	1,455,000	1,682,926
California State, GO 5.00%, 10/01/20	1,000,000	1,177,450
5.00%, 11/01/24	2,000,000	2,354,120
California State, Public Works Board, Lease Revenue, Regents of the University of California, ETM, RB Series G, 5.00%, 12/01/17	1,525,000	1,664,827
Series G, 5.00%, 12/01/21	1,000,000	1,210,380
California State, Refunding, GO, 5.00%, 12/01/17	1,545,000	1,626,282
California State, Refunding, GO, AMBAC Insured, 5.00%, 11/01/17	1,000,000	1,088,290
California State, University, Statewide, RB, Series A, 5.00%, 11/01/23	300,000	370,026
California State, University, Systemwide, RB, Series A, 5.25%, 11/01/22	255,000	292,115
California State, University, Systemwide, Refunding, RB Series A, 5.00%, 11/01/25	1,000,000	1,148,880
Series A, 5.00%, 11/01/26	1,500,000	1,718,385
California State, Various Purposes, GO 5.25%, 10/01/21	1,000,000	1,162,110
5.63%, 04/01/25	2,055,000	2,369,949
Campbell, Unified High School District, Refunding, GO, 5.25%, 08/01/25	695,000	791,883
Cerritos, Community College District, Election 2004, Prerefunded Balance, GO Series C, 5.25%, 08/01/24	450,000	521,460
Series C, 5.25%, 08/01/25	750,000	869,100
Chaffey, Community College District, Election 2002, GO, Series E, 5.00%, 06/01/23	1,000,000	1,200,440
Chino Valley, Unified School District, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	975,000	1,161,147
Citrus, Community College District, Election 2004, Prerefunded Balance, GO, Series C, 5.25%, 06/01/25	545,000	628,227

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Citrus, Community College District, Refunding, GO, Series A, 5.00%, 08/01/23	$500,000	$610,970
Desert Sands, Unified School District, Election 2001, GO 5.25%, 08/01/20	610,000	684,579
5.25%, 08/01/22	825,000	925,864
El Camino, Community College District, Refunding, GO, 5.00%, 08/01/21	1,250,000	1,495,525
Fallbrook, Union Elementary School District, San Diego County, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	720,000	858,967
Franklin-Mckinley, School District, Refunding, GO, BAM Insured, 5.00%, 08/01/24	500,000	611,225
Gavilan, Joint Community College District, Refunding, GO, 5.00%, 08/01/21	1,000,000	1,198,250
Gilroy, Unified School District, Election 2008, Prerefunded Balance, GO, AGC Insured Series A, 5.25%, 08/01/22	1,945,000	2,253,866
Series A, 6.00%, 08/01/25	1,400,000	1,660,960
Imperial, Irrigation District, Electric Revenue, Refunding, RB Series B, 5.00%, 11/01/26	2,600,000	2,982,642
Kern, High School District, Refunding, GO 4.00%, 08/01/18	455,000	493,971
4.00%, 08/01/19	740,000	819,624
5.00%, 08/01/22	885,000	1,066,327
Lincoln, Unified School District, Election 2012, GO, Series C, 5.00%, 08/01/24	250,000	304,723
Lompoc, Unified School District, GO, 5.00%, 06/01/23	345,000	417,698
Long Beach, Harbor Revenue, Refunding, RB, Series B, 5.00%, 05/15/24	1,845,000	2,157,820
Long Beach, Unified School District, Election 2008, GO, Series A, 5.25%, 08/01/25	1,640,000	1,890,002
Long Beach, Unified School District, Refunding, GO, Series B, 5.25%, 08/01/24	1,570,000	1,809,331
Los Angeles, Airport Department Revenue, Los Angeles International Airport, RB, Series D, 5.00%, 05/15/24	1,130,000	1,319,139
Los Angeles, Airport Department Revenue, Los Angeles International Airport, Refunding, RB Series A, 5.25%, 05/15/22	500,000	571,725
Series A, 5.00%, 05/15/23	1,000,000	1,168,830

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Los Angeles, Community College District, Election 2003, Prerefunded Balance, GO, AGM Insured Series E, 5.00%, 08/01/17	$1,000,000	$1,035,750
Series E, 5.00%, 08/01/23	1,360,000	1,408,620
Los Angeles, Community College District, Election 2008, Prerefunded Balance, GO Series A, 5.50%, 08/01/22	1,695,000	1,979,760
Series A, 5.50%, 08/01/24	1,200,000	1,401,600
Los Angeles, GO, Series A, 5.00%, 09/01/24	975,000	1,169,815
Los Angeles, GO, NATL-RE Insured, Series 2006-A, 5.00%, 09/01/24	1,000,000	1,037,830
Los Angeles, Harbor Department Revenue, RB
Series A, 5.00%, 08/01/20	2,090,000	2,415,329
Series A, 5.25%, 08/01/21	350,000	407,712
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	2,535,000	3,049,909
Los Angeles, Unified School District, Election 2002, GO, Series D, 5.25%, 07/01/24	1,000,000	1,149,980
Los Angeles, Unified School District, Election 2004, GO, Series I, 5.00%, 07/01/25	1,910,000	2,179,329
Los Angeles, Unified School District, Election 2008, Prerefunded Balance, GO, FGIC Insured, Series F, 5.00%, 07/01/19	680,000	701,685
Los Angeles, Unified School District, Refunding, GO, Series C, 5.00%, 07/01/24	1,280,000	1,582,502
Los Angeles, Waste Water System Revenue, Senior Lien, Refunding, RB, Series B, 5.00%, 06/01/24	1,535,000	1,849,261
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB Series A, 5.00%, 07/01/18	1,425,000	1,588,362
Series A, 5.00%, 07/01/22	2,380,000	2,851,859
Manteca, Sewer Revenue, Refunding, RB, 5.00%, 12/01/22	1,580,000	1,892,050
Merced, Community College District, Refunding, GO, 5.00%, 08/01/25	1,000,000	1,213,070
Modesto, Irrigation District, Capital Improvements, COP, Series A, 5.50%, 10/01/25	1,500,000	1,695,720
Modesto, Irrigation District, Electric Revenue, Refunding, RB Series A, 5.00%, 07/01/20	535,000	628,914
Series A, 5.00%, 07/01/21	750,000	894,413
Series A, 5.00%, 07/01/22	1,575,000	1,848,278

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Mount Diablo, Unified School District, Election 2002, Refunding, GO Series B, 5.00%, 07/01/20	$1,145,000	$1,338,597
Series B-2, 5.00%, 07/01/24	2,000,000	2,392,160
Mount Diablo, Unified School District, Refunding, GO 5.00%, 08/01/23	2,125,000	2,478,983
5.00%, 08/01/26	300,000	346,083
Northern California Transmission Agency Revenue, California-Oregon Project, Refunding, RB, Series A, 5.00%, 05/01/22	1,200,000	1,344,528
Oak Grove, School District, Refunding, GO, 5.00%, 08/01/23	500,000	619,095
Ohlone, Community College District, Refunding, GO, 5.00%, 08/01/22	720,000	872,114
Orange County, Sanitation District, COP, AGM Insured, Series B, 5.00%, 02/01/17	530,000	560,692
Orange County, Sanitation District, Prerefunded Balance, COP, AGM Insured, Series B, 5.00%, 02/01/23	1,000,000	1,057,780
Oxnard, School District, Election 2012, GO, Series D, 5.25%, 08/01/26	250,000	305,133
Pajaro Valley, Unified School District, Refunding, GO, Series A, 4.00%, 08/01/19	500,000	554,810
Paramount, Unified School District, Refunding, GO, 5.00%, 08/01/22	500,000	595,375
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	2,240,000	2,633,949
Perris, Unified High School District, Refunding, GO, BAM Insured, 5.00%, 09/01/24	1,000,000	1,211,770
Placentia-Yorba Linda, Unified School District, Refunding, GO, 5.00%, 08/01/24	500,000	614,880
Port of Oakland, Intermediate Lien, Refunding, RB, NATL-RE Insured, Series B, 5.00%, 11/01/18	1,970,000	2,140,838
Redding, Electric System Revenue, Refunding, COP, AGM Insured Series A, 5.25%, 06/01/19	475,000	528,727
Series A, 5.00%, 06/01/22	1,525,000	1,684,866
Series A, 5.00%, 06/01/24	1,160,000	1,278,459
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB, Series X, 5.00%, 08/15/18	1,000,000	1,117,710

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB, AGM Insured Series U, 5.00%, 08/15/23	$1,690,000	$1,882,305
Series U, 5.00%, 08/15/24	595,000	662,003
Sacramento, Unified School District, Refunding, GO, 5.00%, 07/01/19	1,140,000	1,296,796
San Bernardino, Community College District, Election 2002, Prerefunded Balance, GO, Series A, 6.25%, 08/01/24	1,055,000	1,213,039
San Bernardino, Community College District, Refunding, GO Series A, 4.00%, 08/01/18	405,000	440,150
Series A, 5.00%, 08/01/20	1,000,000	1,173,340
San Diego, Community College District, Refunding, GO 5.00%, 08/01/20	560,000	661,612
5.00%, 08/01/21	400,000	482,000
5.00%, 08/01/24	1,000,000	1,216,730
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB Series B, 5.50%, 05/15/23	3,750,000	4,349,738
Series A, 5.25%, 05/15/26	1,675,000	1,983,602
San Diego, Public Facilities Financing Authority, Water Revenue, Refunding, RB, Series B, 5.00%, 08/01/21	1,000,000	1,145,010
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, NATL Insured 5.25%, 05/01/19	2,150,000	2,476,349
5.00%, 05/01/22	2,000,000	2,048,400
San Francisco City & County, Earthquake Safety, Prerefunded Balance, GO, Series E, 5.00%, 06/15/26	1,000,000	1,177,670
San Francisco City & County, General Hospital Improvement, Prerefunded Balance, GO, Series A, 5.25%, 06/15/24	250,000	288,793
San Francisco City & County, Public Utilities Commission, Water Revenue, Refunding, RB Series A, 5.00%, 11/01/22	250,000	307,087
Series A, 5.00%, 11/01/26	1,075,000	1,319,595
San Francisco City & County, Refunding, GO, Series R1, 5.00%, 06/15/24	755,000	909,186

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
San Francisco City & County, Unified School District, Prop A, Election 2006, GO, Series B, 5.25%, 06/15/23	$950,000	$1,087,912
San Francisco, Bay Area Rapid Transit, District Sales Tax Revenue, Refunding, RB, Series A, 5.00%, 07/01/23	500,000	600,660
San Leandro, Unified School District, Refunding, GO, AGM Insured Series B, 5.00%, 08/01/24	1,000,000	1,208,440
Series A, 5.00%, 08/01/25	500,000	616,915
San Mateo Union High School District, Election 2006, GO Series 2013-A, 5.00%, 09/01/20	400,000	472,504
Series 2013-A, 5.00%, 09/01/22	1,000,000	1,220,030
San Mateo, Flood Control District, Refunding, RB, 5.00%, 08/01/25	610,000	747,860
San Mateo, Joint Powers Financing Authority, Lease Revenue, San Mateo County, Capital Projects, Refunding, RB, Series A, 5.25%, 07/15/24	1,000,000	1,140,650
Santa Rosa, High School District, Refunding, GO, AGM Insured, 5.00%, 08/01/24	1,090,000	1,258,754
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, Series A, 5.00%, 07/01/25	3,065,000	3,495,602
Southern California, Public Power Authority, Transmission Project Revenue, Sub-Southern Transmission, Refunding, RB, Series A, 5.00%, 07/01/23	1,200,000	1,343,772
State Center, Community College District, Refunding, GO, 5.00%, 08/01/20	1,000,000	1,173,340
Stockton, Unified School District, Election 2005, GO, AGM Insured, 5.00%, 08/01/16	645,000	668,123
Torrance, Unified School District, Election 2008, Measure Z, Prerefunded Balance, GO, 5.50%, 08/01/25	1,000,000	1,168,810
Tracy, Unified School District, Refunding, GO, 5.00%, 08/01/26	1,490,000	1,797,193
University of California, Limited Project Revenue, RB, Series I, 5.00%, 05/15/22	1,000,000	1,211,790

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
University of California, Limited Project Revenue, Refunding, RB Series G, 5.00%, 05/15/22	$935,000	$1,133,024
Series G, 5.00%, 05/15/24	2,475,000	2,978,885
University of California, Prerefunded Balance, RB, Series O, 5.50%, 05/15/22	2,000,000	2,316,840
University of California, RB, Series AO, 5.00%, 05/15/23	250,000	307,568

Upland, Unified School District, Refunding, GO Series C, 5.00%, 08/01/19	275,000	314,025
5.00%, 08/01/25	500,000	580,870
Vista, Unified School District, Refunding, GO 5.00%, 08/01/21	500,000	594,860
5.00%, 08/01/22	500,000	602,445
5.00%, 08/01/24	300,000	359,703
West Valley-Mission, Community College District, Election 2012, GO, Series A, 5.00%, 08/01/24	1,615,000	1,935,739

Total Municipal Bonds (cost $170,320,895)		181,659,785

Mutual Fund 0.2%

	Shares

Money Market Fund 0.2%
Goldman Sachs Tax Exempt California - Institutional Shares, 0.01% (a)	406,206	406,206

Total Mutual Fund (cost $406,206)		406,206

Total Investments (cost $170,727,101) (b)(c) — 98.8%		182,065,991

Other assets in excess of liabilities — 1.2%		2,169,296

NET ASSETS — 100.0%		$184,235,287

(a)	Represents 7-day effective yield as of October 31, 2015.
(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
(c)

Assured Guaranty Municipal Corporation has either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2015, the percentage attributed to Assured Guaranty Municipal Corporation was 9.07%.

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal Corporation

AMBAC	American Municipal Bond Assurance Corporation

BAM	Build America Mutual

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

NATL	National Public Finance Guarantee Corporation

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide HighMark California Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $170,727,101)	$182,065,991
Interest and dividends receivable	2,572,694
Receivable for capital shares issued	164,772
Prepaid expenses	8,713

Total Assets	184,812,170

Liabilities:
Distributions payable	164,130
Payable for capital shares redeemed	258,468
Accrued expenses and other payables:
Investment advisory fees	58,136
Fund administration fees	10,361
Distribution fees	30,422
Administrative servicing fees	13,540
Accounting and transfer agent fees	2,023
Trustee fees	476
Custodian fees	605
Compliance program costs (Note 3)	72
Professional fees	34,002
Printing fees	4,559
Other	89

Total Liabilities	576,883

Net Assets	$184,235,287

Represented by:
Capital	$172,339,233
Accumulated undistributed net investment income	514
Accumulated net realized gains from investments	556,650
Net unrealized appreciation/(depreciation) from investments	11,338,890

Net Assets	$184,235,287

Net Assets:
Class A Shares	$49,646,917
Class C Shares	31,063,103
Institutional Service Class Shares	103,514,374
Institutional Class Shares	10,893

Total	$184,235,287

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,767,383
Class C Shares	2,994,062
Institutional Service Class Shares	9,889,578
Institutional Class Shares	1,040

Total	17,652,063

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide HighMark California Intermediate Tax Free Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.41
Class C Shares (b)	$10.37
Institutional Service Class Shares	$10.47
Institutional Class Shares	$10.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.65

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide HighMark California Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$5,639,931
Dividend income	92

Total Income	5,640,023

EXPENSES:
Investment advisory fees	884,629
Fund administration fees	122,069
Distribution fees Class A	129,939
Distribution fees Class C	230,690
Administrative servicing fees Class A	30,672
Administrative servicing fees Class C	18,878
Administrative servicing fees Institutional Service Class	35,179
Registration and filing fees	12,477
Professional fees	43,349
Printing fees	8,674
Trustee fees	5,193
Custodian fees	6,802
Accounting and transfer agent fees	26,158
Compliance program costs (Note 3)	446
Other	5,933

Total expenses before earnings credit and expenses reimbursed	1,561,088

Earnings credit (Note 4)	(254)
Expenses reimbursed by adviser (Note 3)	(209,413)

Net Expenses	1,351,421

NET INVESTMENT INCOME	4,288,602

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	517,363
Net change in unrealized appreciation/(depreciation) from investments	(1,405,520)

Net realized/unrealized losses from investments	(888,157)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,400,445

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$4,288,602	$1,093,619	$4,810,302
Net realized gains from investments	517,363	111,040	1,795,473
Net change in unrealized appreciation/(depreciation) from investments	(1,405,520)	1,122,015	4,282,229

Change in net assets resulting from operations	3,400,445	2,326,674	10,888,004

Distributions to Shareholders From:
Net investment income:
Class A	(1,164,575)	(314,178)	(1,523,538)
Class C	(553,297)	(137,857)	(627,954)
Institutional Service Class (b)	(2,560,283)	(640,433)	(2,648,495)
Institutional Class	(272)	(68)	(228	)(c)
Net realized gains:
Class A	(414,188)	–	(130,280)
Class C	(234,003)	–	(66,279)
Institutional Service Class (b)	(773,459)	–	(203,718)
Institutional Class	(82)	–	(19	)(c)

Change in net assets from shareholder distributions	(5,700,159)	(1,092,536)	(5,200,511)

Change in net assets from capital transactions	2,414,328	(5,416,902)	(48,021,143)

Change in net assets	114,614	(4,182,764)	(42,333,650)

Net Assets:
Beginning of period	184,120,673	188,303,437	230,637,087

End of period	$184,235,287	$184,120,673	$188,303,437

Accumulated undistributed net investment income at end of period	$514	$1,385	$30,150

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$8,309,037	$901,718	$16,143,389
Dividends reinvested	1,393,922	273,369	1,244,489
Cost of shares redeemed	(13,251,866)	(5,525,280)	(37,861,210)

Total Class A Shares	(3,548,907)	(4,350,193)	(20,473,332)

Class C Shares (Note 10)
Proceeds from shares issued	4,649,760	1,887,820	4,749,449
Dividends reinvested	720,085	126,770	597,855
Cost of shares redeemed	(4,007,071)	(2,152,019)	(14,518,232)

Total Class C Shares	1,362,774	(137,429)	(9,170,928)

Institutional Service Class Shares (Note 10) (b)
Proceeds from shares issued	22,701,823	5,256,942	21,181,458
Dividends reinvested	1,350,655	199,944	1,052,228
Cost of shares redeemed	(19,452,371)	(6,386,234)	(40,620,816)

Total Institutional Service Class Shares	4,600,107	(929,348)	(18,387,130)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (Continued)
Institutional Class Shares
Proceeds from shares issued	$–	$–	$10,000	(c)
Dividends reinvested	354	68	247	(c)
Cost of shares redeemed	–	–	–	(c)

Total Institutional Class Shares	354	68	10,247	(c)

Change in net assets from capital transactions	$2,414,328	$(5,416,902)	$(48,021,143)

SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	795,612	85,656	1,572,624
Reinvested	133,552	25,960	120,788
Redeemed	(1,270,628)	(525,522)	(3,687,683)

Total Class A Shares	(341,464)	(413,906)	(1,994,271)

Class C Shares (Note 10)
Issued	447,002	180,093	463,976
Reinvested	69,251	12,085	58,238
Redeemed	(385,949)	(204,968)	(1,418,052)

Total Class C Shares	130,304	(12,790)	(895,838)

Institutional Service Class Shares (Note 10) (b)
Issued	2,167,297	497,063	2,045,485
Reinvested	128,700	18,880	101,649
Redeemed	(1,860,213)	(603,179)	(3,939,157)

Total Institutional Service Class Shares	435,784	(87,236)	(1,792,023)

Institutional Class Shares
Issued	–	–	976	(c)
Reinvested	33	7	24	(c)
Redeemed	–	–	–	(c)

Total Institutional Class Shares	33	7	1,000	(c)

Total change in shares	224,657	(513,925)	(4,681,132)

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark California Intermediate Tax Free Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$10.54	0.23	(0.05)	0.18	(0.23)	(0.08)	(0.31)	$10.41	1.79%	$49,646,917	0.79%	2.25%	0.91%	7.78%
Period Ended October 31, 2014 (g)(h)	$10.47	0.06	0.07	0.13	(0.06)	–	(0.06)	$10.54	1.24%	$53,860,184	0.79%	2.27%	1.01%	1.45%
Year Ended July 31, 2014 (g)	$10.17	0.24	0.32	0.56	(0.24)	(0.02)	(0.26)	$10.47	5.54%	$57,843,395	0.79%	2.31%	0.98%	3.67%
Year Ended July 31, 2013 (g)	$10.54	0.23	(0.37)	(0.14)	(0.23)	–	(0.23)	$10.17	(1.38%)	$76,478,399	0.79%	2.17%	1.25%	20.00%
Year Ended July 31, 2012 (g)	$10.14	0.24	0.40	0.64	(0.24)	–	(0.24)	$10.54	6.40%	$92,569,680	0.79%	2.30%	1.27%	34.00%
Year Ended July 31, 2011 (g)	$10.18	0.25	(0.04)	0.21	(0.25)	–	(0.25)	$10.14	2.13%	$78,038,152	0.79%	2.54%	1.27%	32.00%

Class C Shares
Year Ended October 31, 2015 (g)	$10.50	0.19	(0.05)	0.14	(0.19)	(0.08)	(0.27)	$10.37	1.34%	$31,063,103	1.24%	1.80%	1.41%	7.78%
Period Ended October 31, 2014 (g)(h)	$10.43	0.05	0.07	0.12	(0.05)	–	(0.05)	$10.50	1.14%	$30,078,664	1.24%	1.83%	1.51%	1.45%
Year Ended July 31, 2014 (g)	$10.14	0.19	0.31	0.50	(0.19)	(0.02)	(0.21)	$10.43	4.99%	$30,015,316	1.24%	1.87%	1.43%	3.67%
Year Ended July 31, 2013 (g)	$10.50	0.18	(0.36)	(0.18)	(0.18)	–	(0.18)	$10.14	(1.72%)	$38,244,483	1.24%	1.72%	1.50%	20.00%
Year Ended July 31, 2012 (g)	$10.10	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.50	5.96%	$35,519,408	1.24%	1.85%	1.52%	34.00%
Year Ended July 31, 2011 (g)	$10.15	0.21	(0.05)	0.16	(0.21)	–	(0.21)	$10.10	1.59%	$22,805,903	1.24%	2.09%	1.52%	32.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2015 (g)	$10.60	0.26	(0.05)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.03%	$103,514,374	0.54%	2.48%	0.63%	7.78%
Period Ended October 31, 2014 (g)(h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.30%	$100,171,154	0.54%	2.50%	0.72%	1.45%
Year Ended July 31, 2014 (g)	$10.23	0.26	0.32	0.58	(0.26)	(0.02)	(0.28)	$10.53	5.77%	$100,434,193	0.54%	2.55%	0.71%	3.67%
Year Ended July 31, 2013 (g)	$10.60	0.26	(0.37)	(0.11)	(0.26)	–	(0.26)	$10.23	(1.12%)	$115,914,205	0.54%	2.42%	1.00%	20.00%
Year Ended July 31, 2012 (g)	$10.19	0.27	0.41	0.68	(0.27)	–	(0.27)	$10.60	6.73%	$133,142,578	0.54%	2.55%	1.02%	34.00%
Year Ended July 31, 2011 (g)	$10.23	0.28	(0.04)	0.24	(0.28)	–	(0.28)	$10.19	2.38%	$123,643,818	0.54%	2.79%	1.02%	32.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$10.60	0.27	(0.06)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.08%	$10,893	0.49%	2.53%	0.60%	7.78%
Period Ended October 31, 2014 (g)(h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.31%	$10,671	0.49%	2.56%	0.70%	1.45%
Period Ended July 31, 2014 (g)(j)	$10.24	0.23	0.31	0.54	(0.23)	(0.02)	(0.25)	$10.53	5.34%	$10,533	0.49%	2.58%	0.64%	3.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark National Intermediate Tax Free Bond Fund

For the annual period ended October 31, 2015, the Nationwide HighMark National Intermediate Tax Free Bond Fund (Institutional Service Class) returned 1.57% versus 2.71% for its benchmark, the Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate Municipal Debt Funds (consisting of 212 funds as of October 31, 2015) was 1.86% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The last year has been highlighted by the question of when would the Fed increase the Federal Funds rate. The last time the Fed increased the Fed Funds rate was June of 2006, to 5.25%. In reaction to the “Great Recession”, this was followed by a series of declines commencing in September of 2007, which ran through December 2008, resulting in a target Fed Funds rate of 0.25%.

As measured by the Bond Buyer 20 index, yields plunged in the first few months of the fiscal year from a high of 3.98%, dropping to 3.29% in January. In the period from January to June, albeit highly volatile, yields rose, topping out at 3.87%, before slowly declining to 3.66%.

Even though interest rates have risen since January, and new issue supply has exceeded each of the last two years, demand has remained resilient for municipal bonds. Low yielding alternatives, coupled with significant bond maturities and calls, have led to consistent demand for bonds.

As the year progressed, the market keenly watched an improving employment picture. The Fed’s Chairman Janet Yellen has continued to reference the weak employment picture as a harbinger for increasing interest rates. As the unemployment rate continued its decline from 5.7% to 5.0%, with non-farm payroll increasing over 200,000 on average per month, and 8 out of 12 months over 200,000, this picture has improved considerably. Annualized average hourly earnings have been one area that has been slow to recover in this recession, but this has also been picking up as of late, leading to a likely Fed rate increase in December.

As usual in the municipal market, change in credit depended on the geography as many issuers benefited from improving economies, such as California whose rating was upgraded during the year. Others were not so fortunate, including Puerto Rico, which continues to slide beneath what appears an insurmountable amount of debt. A federal bailout looks unlikely, but a change in the bankruptcy law allowing the commonwealth to file and provide an orderly re-adjustment of its debts seems the most likely outcome. The other area of stress has been unfunded pension liabilities. Even with the significant gains in the stock market, many municipal entities have underfunded their annual required contributions, leading to large unfunded liabilities.

During the one-year reporting period ended October 31, 2015, positioning on the yield curve, shorter duration than benchmark and stronger credit quality securities generally drove performance. As the Barclays 7-year index outperformed the 5-year, and the Fund was short modified duration to its benchmark—the Barclays 7-year index, this contributed to the underperformance for the period.

In addition, the Barclays 7-year is a point on the municipal bond yield curve (6-8 years) versus the Fund which holds a laddered portfolio of bonds. Regarding credit quality, the Fund maintained its positioning in the Aa rating category.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2015.

HighMark believes that between now and the calendar year-end, yields will rise and the yield curve will steepen, potentially reducing the Fund’s absolute performance, but providing an environment conducive to positive relative performance.

The Fund is positioned short modified duration to the benchmark, with premium coupons, in anticipation of a rising interest rate environment.

Fund Commentary (con’t.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

The core strategy of holding securities with strong investment grade credit quality remains in place.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow; Raymond Mow; and David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark National Intermediate Tax Free Bond Fund

Asset Allocation†

Municipal Bonds	97.4%
Mutual Fund	1.4%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings††

Florida State, Board of Education, Public Education, Refunding, GO, 5.00%, 06/01/22	3.8%
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, 5.00%, 11/15/19	3.3%
Massachusetts State Development Finance Agency, Harvard University, Refunding, RB, 5.00%, 10/15/20	3.1%
Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	2.9%
Hawaii State, Refunding, GO, 5.00%, 12/01/19	2.5%
California State, Various Purposes, GO, 5.63%, 04/01/25	2.4%
Idaho State, Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust, RB, 5.25%, 07/15/24	2.3%
Hawaii State, Refunding, GO, 5.00%, 11/01/23	2.2%
Tampa Bay, Water Utility System Revenue and Improvement, Refunding, RB, NATL Insured, 5.50%, 10/01/21	2.1%
Lower Colorado River Authority, RB, 5.00%, 05/15/21	2.0%
Other Holdings	73.4%
100.0%

Objective

The Fund seeks to provide high current income that is exempt from federal income tax.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 1.57%, underperforming its benchmark by 1.14% and underperforming the Lipper peer category median by 0.29%

•	Positioning on the yield curve and stronger credit quality securities generally drove performance

•	The Fund is positioned short modified duration to the benchmark, with premium coupons, in anticipation of a rising interest rate environment

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

Fund Performance	Nationwide HighMark National Intermediate Tax-Free Bond Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	1.24%	2.44%	3.42%	–
	w/SC3	(1.00)%	1.97%	3.18%	–
Class C1	w/o SC2	0.87%	2.00%	2.73%	–
	w/SC4	(0.13)%	N/A	N/A	–
Institutional Service Class[1,5,6]		1.57%	2.71%	3.69%	–
Institutional Class[5]		1.62%	N/A	N/A	3.45%	[7]
Barclays 7-Year Municipal Bond Index		2.71%	3.86%	4.87%	–
CPI		0.17%	1.69%	1.79%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.07%	0.77%
Class C	1.56%	1.22%
Institutional Service Class	0.79%	0.52%
Institutional Class	0.77%	0.47%

^	Current effective prospectus dated March 1 , 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark National Intermediate Tax Free Bond Fund versus the Barclays 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark National Intermediate Tax-Free Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark National Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark National Intermediate Tax Free Bond Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,009.70	3.90	0.77
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.92	0.77
Class C Shares	Actual	(a)	1,000.00	1,007.40	6.17	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.06	6.21	1.22
Institutional Service Class Shares	Actual	(a)	1,000.00	1,011.00	2.64	0.52
	Hypothetical	(a)(b)	1,000.00	1,022.58	2.65	0.52
Institutional Class Shares	Actual	(a)	1,000.00	1,011.20	2.38	0.47
	Hypothetical	(a)(b)	1,000.00	1,022.84	2.40	0.47

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide HighMark National Intermediate Tax Free Bond Fund

Municipal Bonds 97.4%

	Principal Amount	Market Value

Alaska 1.8%
Alaska State, International Airports Revenue, Refunding, RB, NATL-RE Insured, Series D, 5.00%, 10/01/22	$500,000	$521,245
Anchorage Alaska Schools, Refunding, GO, NATL Insured, Series B, 5.00%, 09/01/17	580,000	627,148

		1,148,393

Arizona 3.6%
City of Phoenix, Civic Improvement Corp., 5.00%, 07/01/26	200,000	242,658
Phoenix, Refunding, GO, Series A, 6.25%, 07/01/17	1,025,000	1,122,129
Tucson Arizona, Water System Revenue, RB, 5.00%, 07/01/21	775,000	863,769

		2,228,556

California 19.1%
Apple Valley Unified School District, California State, Refunding, GO, BAM Insured, 4.00%, 08/01/20	425,000	478,465
California State, Department of Water Resources, Power Supply Revenue, Prerefunded, RB, AGM Insured, Series H, 5.00%, 05/01/22	715,000	791,090
California State, GO, 5.00%, 10/01/20	750,000	883,087
California State, San Leandro Unified School District, Refunding, GO, AGM Insured, Series B, 5.00%, 08/01/25	500,000	607,175
California State, Stockton Unified School District, GO, AGM Insured, 5.00%, 07/01/24	330,000	391,294
California State, Various Purposes, GO, 5.63%, 04/01/25	1,300,000	1,499,238
Chico, Unified School District, Election 1998, GO, AGM Insured, Series B, 5.00%, 08/01/25	625,000	692,219
Franklin-Mckinley, School District, Refunding, GO, AGM Insured, 5.00%, 08/01/26	280,000	339,097
Franklin-Mckinley, School District, Refunding, GO, BAM Insured, 5.00%, 08/01/24	500,000	611,225
Long Beach, Unified School District, Election 2008, GO
Series A, 5.25%, 08/01/24	525,000	605,031
Series A, 5.25%, 08/01/25	500,000	576,220
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	1,000,000	1,203,120

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Perris, Unified High School District, Refunding, GO, BAM Insured, 5.00%, 09/01/24	$1,000,000	$1,211,770
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, NATL Insured, 5.25%, 05/01/19	1,000,000	1,151,790
Torrance, Unified School District, Election 2008, Measure Y, Prerefunded Balance, GO, 5.50%, 08/01/25	775,000	905,828

		11,946,649

Colorado 0.8%
Denver Colorado City & County School District No. 1, Refunding, GO, NATL Insured, Series A, 5.25%, 12/01/21	390,000	473,172

Connecticut 1.8%
Connecticut State, GO, Series D, 5.00%, 11/01/19	1,000,000	1,147,350

Florida 8.7%
Florida State, Board of Education, Public Education, Refunding, GO
Series A, 5.00%, 06/01/18	525,000	582,797
Series D, 5.00%, 06/01/22	2,000,000	2,377,380
Orlando, Utilities Commission, Utility System Revenue, Refunding, RB, Series A, 5.00%, 10/01/20	1,050,000	1,235,084
Tampa Bay, Water Utility System Revenue and Improvement, Refunding, RB, NATL Insured, 5.50%, 10/01/21	1,045,000	1,282,403

		5,477,664

Georgia 0.5%
City of Atlanta, Water & Wastewater Revenue, Refunding, RB, 5.00%, 11/01/22	250,000	301,830

Hawaii 10.5%
Hawaii State, Refunding, GO
Series EA, 5.00%, 12/01/19	1,330,000	1,535,990
Series EF, 5.00%, 11/01/23	1,140,000	1,375,114
Honolulu City and County, Prerefunded Balance, GO, Series A, 5.00%, 04/01/25	1,080,000	1,227,409
Honolulu City and County, Refunding, GO, Series B, 5.00%, 11/01/24	635,000	769,442
Honolulu City and County, Wastewater System Revenue, Refunding, RB, Series B, 5.00%, 07/01/20	425,000	496,018

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Hawaii (continued)
University of Hawaii Revenue, RB
Series A, 5.50%, 10/01/22	$500,000	$577,030
Series A, 5.50%, 10/01/23	500,000	576,000

		6,557,003

Idaho 4.1%
Boise State University, Refunding, RB, Series A, 5.00%, 04/01/24	425,000	512,915
Idaho State, Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust, RB
Series A, 5.00%, 07/15/22	580,000	648,545
Series A, 5.25%, 07/15/24	1,280,000	1,436,262

		2,597,722

Illinois 1.7%
Chicago, O’Hare International Airport Revenue, General Apartment-Third Lien, RB, AGM Insured, Series B, 5.00%, 01/01/19	1,000,000	1,047,340

Maryland 0.9%
Maryland State, State & Local Facilities-3rd, GO, Series A, 5.00%, 11/01/18	500,000	562,545

Massachusetts 5.5%
Massachusetts Bay Transportation Authority, Refunding, RB, Series A, 5.25%, 07/01/20	300,000	355,761
Massachusetts State Development Finance Agency, Harvard University, Refunding, RB, Series B-1, 5.00%, 10/15/20	1,620,000	1,916,509
Massachusetts State, Bay Transportation Authority, Massachussets Sales Tax Revenue, Refunding, RB, Senior Series A, 5.25%, 07/01/18	600,000	672,576
Massachusetts State, Water Resources Authority, Refunding, RB, Series B, 5.00%, 08/01/19	415,000	476,835

		3,421,681

Minnesota 1.6%
State of Minnesota, GO, Series A, 5.00%, 10/01/20	840,000	992,468

Nevada 3.8%
Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	1,620,000	1,782,810
Nevada State, Capital Improvement and Cultural Affairs, Refunding, GO, Series B, 5.00%, 11/01/24	500,000	616,680

		2,399,490

Municipal Bonds (continued)

	Principal Amount	Market Value

New Jersey 4.2%
New Jersey State, Transportation Trust Fund Authority, Refunding, RB,
Series A, 5.25%, 12/15/21	$760,000	$835,286
Series A, 5.50%, 12/15/22	1,020,000	1,135,882
New Jersey State, Transportation Trust Fund Authority, Refunding, RB, AGM Insured, Series C, 5.50%, 12/15/17	625,000	677,075

		2,648,243

New York 4.8%
New York City, Fiscal 2008, Sub-Series C-1, GO, AGM Insured, 5.00%, 10/01/24	705,000	762,648
New York City, GO, 5.00%, 08/01/20	500,000	585,155
New York State, Thruway Authority Second Highway and Bridge Trust Fund, RB, Series B, 5.00%, 04/01/21	1,075,000	1,206,817
New York State, Thruway Authority, State Personal Transportation, Special Tax Revenue, Series A, 5.00%, 03/15/18	430,000	473,662

		3,028,282

Oregon 3.0%
Portland, International Airport Revenue, Refunding, RB, Series Twenty-Three, 5.00%, 07/01/22	250,000	300,327
Portland, Sewer System Revenue, Second Lien, Refunding, RB, AGM Insured, Series B, 5.00%, 06/15/23	860,000	948,692
State of Oregon, Article Xi-N Seismic Project, RB, 5.00%, 06/01/24	515,000	638,008

		1,887,027

Pennsylvania 0.9%
State of Pennsylvania, Refunding, 5.00%, 07/01/22	500,000	592,185

South Carolina 1.0%
State of South Carolina, Public Service Authority Revenue, Refunding, RB, Series A, 5.00%, 12/01/23	500,000	601,770

Texas 11.7%
Cities of Dallas and Fort Worth, International Airport Revenue, Refunding, RB, Series F, 5.00%, 11/01/22	560,000	671,014
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, Series D, 5.00%, 11/15/19	1,800,000	2,074,266

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Texas (continued)
Lower Colorado River Authority, RB
5.00%, 05/15/21	$1,100,000	$1,235,949
5.00%, 05/15/22	800,000	897,632
5.00%, 05/15/23	90,000	100,778
North East Independent School District, Texas School Building, GO, PSF-GTD, Series A, 5.00%, 08/01/17	650,000	700,694
San Antonio, Water Revenue, Refunding, RB, 5.00%, 05/15/23	500,000	598,320
San Antonio, Water Revenue, Refunding, RB, NATL Insured, 5.00%, 05/15/17	500,000	534,460
Texas State, University Systems Financing Revenue, Refunding, RB, 5.25%, 03/15/21	500,000	551,440

		7,364,553

Virginia 2.3%
Fairfax County, Public Improvements, Prerefunded Balance, GO, Series A, 5.00%, 04/01/19	500,000	550,985
Newport News, General Improvement, Prerefunded Balance, GO, Series A, 5.00%, 07/01/24	785,000	920,836

		1,471,821

Washington 5.1%
King & Pierce County, School District No. 408, Refunding, GO, 5.00%, 12/01/21	1,000,000	1,151,540
King County, Issaquah School District No. 411, Refunding, GO, 5.00%, 12/01/23	500,000	611,290
Port Seattle, Intermediate Lien, RB, Series A, 5.00%, 04/01/25	250,000	301,803
Washington State, Various Purpose, Prerefunded Balance, GO, Series A, 5.00%, 07/01/19	500,000	536,920
Washington State, Various Purpose, Refunding, GO, Series R, 5.00%, 07/01/20	520,000	608,436

		3,209,989

Total Municipal Bonds (cost $58,493,401)		61,105,733

Mutual Fund 1.4%

	Shares	Market Value

Money Market Fund 1.4%
Dreyfus Tax Exempt Cash Management - Institutional Shares, 0.00% (a)	871,544	$871,544

Total Mutual Fund (cost $871,544)		871,544

Total Investments (cost $59,364,945) (b)(c) — 98.8%		61,977,277

Other assets in excess of liabilities — 1.2%		725,582

NET ASSETS — 100.0%		$62,702,859

(a)	Represents 7-day effective yield as of October 31, 2015.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(c)	Assured Guaranty Municipal Corporation and National Public Finance Guarantee Corporation have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2015, the percentages attributed to Assured Guaranty Municipal Corporation and National Public Finance Guarantee Corporation were 10.10% and 7.41%, respectively.

AGM	Assured Guaranty Municipal Corporation

BAM	Build America Mutual

GO	General Obligation

NATL	National Public Finance Guarantee Corporation

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide HighMark National Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $59,364,945)	$61,977,277
Interest receivable	821,234
Receivable for capital shares issued	53,761
Prepaid expenses	24,741

Total Assets	62,877,013

Liabilities:
Distributions payable	69,168
Payable for capital shares redeemed	42,095
Accrued expenses and other payables:
Investment advisory fees	9,639
Fund administration fees	8,112
Distribution fees	4,443
Administrative servicing fees	2,337
Accounting and transfer agent fees	1,026
Trustee fees	157
Custodian fees	198
Compliance program costs (Note 3)	282
Professional fees	33,286
Printing fees	2,618
Other	793

Total Liabilities	174,154

Net Assets	$62,702,859

Represented by:
Capital	$59,073,246
Accumulated undistributed net investment income	59
Accumulated net realized gains from investments	1,017,222
Net unrealized appreciation/(depreciation) from investments	2,612,332

Net Assets	$62,702,859

Net Assets:
Class A Shares	$9,847,376
Class C Shares	3,869,972
Institutional Service Class Shares	48,974,767
Institutional Class Shares	10,744

Total	$62,702,859

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	877,273
Class C Shares	344,333
Institutional Service Class Shares	4,360,673
Institutional Class Shares	957

Total	5,583,236

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide HighMark National Intermediate Tax Free Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.22
Class C Shares (b)	$11.24
Institutional Service Class Shares	$11.23
Institutional Class Shares	$11.23
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.48

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide HighMark National Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$1,781,579
Dividend income	31

Total Income	1,781,610

EXPENSES:
Investment advisory fees	306,326
Fund administration fees	95,919
Distribution fees Class A	26,728
Distribution fees Class C	29,869
Administrative servicing fees Class A	5,513
Administrative servicing fees Class C	2,091
Administrative servicing fees Institutional Service Class	5,150
Registration and filing fees	43,632
Professional fees	39,403
Printing fees	6,488
Trustee fees	1,778
Custodian fees	2,383
Accounting and transfer agent fees	15,150
Other	3,585

Total expenses before earnings credit and expenses reimbursed	584,015

Earnings credit (Note 4)	(110)
Expenses reimbursed by adviser (Note 3)	(194,433)

Net Expenses	389,472

NET INVESTMENT INCOME	1,392,138

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,017,569
Net change in unrealized appreciation/(depreciation) from investments	(1,471,467)

Net realized/unrealized losses from investments	(453,898)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$938,240

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$1,392,138	$406,029	$1,892,135
Net realized gains from investments	1,017,569	197,487	1,077,555
Net change in unrealized appreciation/(depreciation) from investments	(1,471,467)	125,987	556,200

Change in net assets resulting from operations	938,240	729,503	3,525,890

Distributions to Shareholders From:
Net investment income:
Class A	(214,005)	(72,417)	(366,775)
Class C	(61,600)	(19,629)	(104,001)
Institutional Service Class (b)	(1,116,555)	(314,145)	(1,419,543)
Institutional Class	(243)	(65)	(226	)(c)
Net realized gains:
Class A	(225,621)	–	(173,393)
Class C	(78,278)	–	(58,083)
Institutional Service Class (b)	(906,127)	–	(567,480)
Institutional Class	(187)	–	(100	)(c)

Change in net assets from shareholder distributions	(2,602,616)	(406,256)	(2,689,601)

Change in net assets from capital transactions	(4,475,288)	(2,153,173)	(18,479,627)

Change in net assets	(6,139,664)	(1,829,926)	(17,643,338)

Net Assets:
Beginning of period	68,842,523	70,672,449	88,315,787

End of period	$62,702,859	$68,842,523	$70,672,449

Accumulated undistributed net investment income at end of period	$59	$60	$3,018

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$1,460,367	$24,452	$5,135,974
Dividends reinvested	357,816	58,751	360,673
Cost of shares redeemed	(4,353,452)	(1,387,236)	(9,659,205)

Total Class A Shares	(2,535,269)	(1,304,033)	(4,162,558)

Class C Shares (Note 10)
Proceeds from shares issued	481,164	600	407,245
Dividends reinvested	134,513	18,922	150,187
Cost of shares redeemed	(1,102,790)	(363,830)	(3,060,213)

Total Class C Shares	(487,113)	(344,308)	(2,502,781)

Institutional Service Class Shares (Note 10) (b)
Proceeds from shares issued	3,874,996	1,150,132	4,188,054
Dividends reinvested	1,022,787	82,928	834,836
Cost of shares redeemed	(6,351,119)	(1,737,957)	(16,847,504)

Total Institutional Service Class Shares	(1,453,336)	(504,897)	(11,824,614)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$–	$–	$10,000	(c)
Dividends reinvested	430	65	326	(c)
Cost of shares redeemed	–	–	—	(c)

Total Institutional Class Shares	430	65	10,326	(c)

Change in net assets from capital transactions	$(4,475,288)	$(2,153,173)	$(18,479,627)

SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	129,455	2,118	454,122
Reinvested	31,756	5,109	31,839
Redeemed	(386,144)	(120,561)	(853,046)

Total Class A Shares	(224,933)	(113,334)	(367,085)

Class C Shares (Note 10)
Issued	42,629	52	35,884
Reinvested	11,918	1,643	13,251
Redeemed	(97,768)	(31,641)	(269,524)

Total Class C Shares	(43,221)	(29,946)	(220,389)

Institutional Service Class Shares (Note 10) (b)
Issued	344,557	99,986	368,489
Reinvested	90,664	7,209	73,868
Redeemed	(564,408)	(150,869)	(1,485,682)

Total Institutional Service Class Shares	(129,187)	(43,674)	(1,043,325)

Institutional Class Shares
Issued	–	–	884	(c)
Reinvested	38	6	29	(c)
Redeemed	–	–	—	(c)

Total Institutional Class Shares	38	6	913	(c)

Total change in shares	(397,303)	(186,948)	(1,629,886)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark National Intermediate Tax Free Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$11.51	0.23	(0.10)	0.13	(0.22)	(0.20)	(0.42)	$11.22	1.24%		$9,847,376	0.77%	2.00%	1.10%	13.50%
Period Ended October 31, 2014 (g)(h)	$11.45	0.06	0.06	0.12	(0.06)	–	(0.06)	$11.51	1.07%		$12,681,242	0.77%	2.15%	1.27%	2.33%
Year Ended July 31, 2014 (g)	$11.32	0.26	0.24	0.50	(0.26)	(0.11)	(0.37)	$11.45	4.49%		$13,921,742	0.77%	2.28%	1.14%	10.35%
Year Ended July 31, 2013 (g)	$11.78	0.28	(0.42)	(0.14)	(0.28)	(0.04)	(0.32)	$11.32	(1.23%	)	$17,914,754	0.77%	2.37%	1.32%	27.00%
Year Ended July 31, 2012 (g)	$11.42	0.28	0.36	0.64	(0.28)	–	(0.28)	$11.78	5.70%		$18,949,616	0.77%	2.46%	1.33%	20.00%
Year Ended July 31, 2011 (g)	$11.48	0.29	(0.06)	0.23	(0.29)	–	(0.29)	$11.42	2.08%		$23,674,401	0.77%	2.56%	1.33%	22.00%

Class C Shares
Year Ended October 31, 2015 (g)	$11.52	0.17	(0.08)	0.09	(0.17)	(0.20)	(0.37)	$11.24	0.87%		$3,869,972	1.22%	1.55%	1.60%	13.50%
Period Ended October 31, 2014 (g)(h)	$11.47	0.05	0.05	0.10	(0.05)	–	(0.05)	$11.52	0.87%		$4,464,546	1.22%	1.70%	1.76%	2.33%
Year Ended July 31, 2014 (g)	$11.33	0.21	0.25	0.46	(0.21)	(0.11)	(0.32)	$11.47	4.11%		$4,787,696	1.22%	1.83%	1.57%	10.35%
Year Ended July 31, 2013 (g)	$11.79	0.23	(0.42)	(0.19)	(0.23)	(0.04)	(0.27)	$11.33	(1.68%	)	$7,230,375	1.22%	1.92%	1.57%	27.00%
Year Ended July 31, 2012 (g)	$11.43	0.23	0.36	0.59	(0.23)	–	(0.23)	$11.79	5.22%		$7,978,232	1.22%	2.01%	1.58%	20.00%
Year Ended July 31, 2011 (g)	$11.49	0.24	(0.06)	0.18	(0.24)	–	(0.24)	$11.43	1.71%		$4,161,043	1.22%	2.11%	1.58%	22.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2015 (g)	$11.51	0.25	(0.08)	0.17	(0.25)	(0.20)	(0.45)	$11.23	1.57%		$48,974,767	0.52%	2.24%	0.81%	13.50%
Period Ended October 31, 2014 (g)(h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.04%		$51,686,161	0.52%	2.40%	1.00%	2.33%
Year Ended July 31, 2014 (g)	$11.33	0.29	0.24	0.53	(0.29)	(0.11)	(0.40)	$11.46	4.75%		$51,952,550	0.52%	2.53%	0.87%	10.35%
Year Ended July 31, 2013 (g)	$11.78	0.31	(0.41)	(0.10)	(0.31)	(0.04)	(0.35)	$11.33	(0.89%	)	$63,170,658	0.52%	2.62%	1.07%	27.00%
Year Ended July 31, 2012 (g)	$11.43	0.31	0.35	0.66	(0.31)	–	(0.31)	$11.78	5.87%		$73,230,424	0.52%	2.71%	1.08%	20.00%
Year Ended July 31, 2011 (g)	$11.48	0.32	(0.05)	0.27	(0.32)	–	(0.32)	$11.43	2.43%		$79,902,327	0.52%	2.81%	1.08%	22.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$11.51	0.26	(0.08)	0.18	(0.26)	(0.20)	(0.46)	$11.23	1.62%		$10,744	0.47%	2.29%	0.80%	13.50%
Period Ended October 31, 2014 (g)(h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.06%		$10,574	0.47%	2.45%	0.97%	2.33%
Period Ended July 31, 2014 (g)(j)	$11.31	0.25	0.26	0.51	(0.25)	(0.11)	(0.36)	$11.46	4.61%		$10,461	0.47%	2.55%	0.80%	10.35%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Short Term Bond Fund

For the annual period ended October 31, 2015, the Nationwide HighMark Short Term Bond Fund (Institutional Service Class) returned 0.76% versus 0.87% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 302 funds as of October 31, 2015) was 0.46% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Interest rates ended October 31, 2015 not far from where they began the period twelve months earlier, but traded in a wide range as the ten-year U.S. Treasury reached a low of 1.6% in January 2015, and a high of 2.5% less than five months later. The low in January occurred as yields followed crude oil prices lower while weakness across the commodity spectrum led to intensified deflationary fears. In addition, harsh weather and a labor slowdown at West Coast ports made it difficult to determine the true strength of the economy during the winter months. Slower growth and lower inflation in the Eurozone also elicited a response from the European Central Bank in January as they announced a massive bond purchasing program, the result of which has been to push yields below zero on almost a third of the euro area’s $6.3 trillion of government bonds. Even ten-year German Bund yields are barely positive, reaching a low of only 0.08% in April, contributing to the decline in U.S. rates as investors reallocated funds to the higher yielding U.S. market.

The result has been a flattening of the yield curve over the period as two-year Treasury rates increased by 23 basis points, while the thirty-year bond yield declined by 14 basis points. As a result, total returns were better for longer maturity U.S. Treasuries as the two-year returned 0.7%, while the thirty-year returned 4.5% for the twelve month period.

Although the Fund maintained a shorter duration than the benchmark during the annual period ended October 31, 2015, the slight negative impact from interest rate positioning was more than offset by a positive contribution from the change in the shape of the yield curve.

While Treasury securities performed well during the period, most non-Treasury sectors lagged behind. Concerns over slower global growth, elevated geopolitical risks, and lower inflation caused corporate bonds to underperform, with lower quality bonds having weaker performance.

The Fund’s underperformance is entirely attributable to sector allocation as approximately 50% of the assets were invested in high quality corporate bonds, which underperformed equivalent duration Treasuries by 210 basis points. The Basic Industry and Energy sectors performed the worst, due to falling commodity prices, while Banks and REITs performed the best. While corporate bonds had a negative impact, the Fund benefited from its underweight to mortgage-backed securities, which also lagged behind Treasuries, and also from its overweight to asset-backed securities, which was the only sector to outperform Treasuries.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2015.

The Federal Reserve remains committed to ending its unconventional monetary policies, but is being constrained by slow growth, declining commodity prices, and an expanding trade deficit, which creates another headwind for domestic growth. U.S. economic growth, while solid, is not as robust as hoped, especially in light of the extraordinary amount of support that the Fed has provided over the past six years. Even with that support, GDP growth has averaged only 2.2% since the recession ended in June 2009, while inflation remains well below the Fed’s 2% target.

While U.S. GDP growth is somewhat disappointing, growth in many other countries is much slower or in some cases has entered into recession. The Eurozone is barely growing, Brazil and Russia are in recession, while China’s once rapid growth continues to slow, and Japan has suffered its four recessions in the past six years.

Fund Commentary (con’t.)	Nationwide HighMark Short Term Bond Fund

As a result, we remain cautious regarding the durability of the expansion in the U.S. should the Federal Reserve decide to remove support, and therefore continue to believe that interest rates are unlikely to move decisively higher in the near term.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, CFA; Gregory Lugosi; E. Jack Montgomery, CFA; and David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Short Term Bond Fund

Asset Allocation†

Corporate Bonds	56.0%
Asset-Backed Securities	16.4%
U.S. Government Mortgage Backed Agencies	12.4%
Commercial Mortgage Backed Securities	7.2%
U.S. Treasury Notes	2.7%
Collateralized Mortgage Obligations	2.1%
Other assets in excess of liabilities	3.2%
100.0%

Top Industries††

Banks	18.6%
Automobiles	12.7%
Credit Card	5.7%
Health Care Providers & Services	3.9%
Gas Utilities	3.7%
Diversified Telecommunication Services	3.4%
Chemicals	3.4%
Oil, Gas & Consumable Fuels	2.9%
Food Products	2.7%
Pharmaceuticals	1.9%
Other Industries	41.1%
100.0%

Top Holdings††

Citibank Credit Card Issuance Trust, 1.32%, 09/07/18	2.2%
Federal National Mortgage Association Pool, 3.00%, 05/01/24	2.2%
American Express Credit Account Master Trust, 1.43%, 06/15/20	2.1%
Ford Motor Credit Co. LLC, 1.68%, 09/08/17	2.0%
JPMorgan Chase & Co., 3.15%, 07/05/16	2.0%
Bank of America Corp., 5.65%, 05/01/18	2.0%
PNC Bank NA, 1.50%, 10/18/17	1.9%
Becton, Dickinson and Co., 1.80%, 12/15/17	1.9%
BB&T Corp., 2.15%, 03/22/17	1.8%
Capital One NA, 1.50%, 09/05/17	1.7%
Other Holdings	80.2%
100.0%

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 0.76%, underperforming its benchmark by 0.11% and outperforming the Lipper peer category median by 0.30%

•	The Fund benefited from its underweight to mortgage-backed securities and also from its overweight to asset-backed securities

•

The Fund’s underperformance is entirely attributable to sector allocation as approximately 50% of the assets were invested in high quality corporate bonds, which underperformed equivalent duration Treasuries

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

Fund Performance	Nationwide HighMark Short Term Bond Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	0.49%	1.07%	2.63%	–
	w/SC3	(1.77)%	0.61%	2.39%	–
Class C1	w/o SC2	0.04%	0.59%	2.17%	–
	w/SC4	(0.96)%	N/A	N/A	–
Institutional Service Class[1,5,6]		0.76%	1.32%	2.91%	–
Institutional Class[5]		0.80%	N/A	N/A	1.07%	[7]
Barclays U.S. 1-3 Yr Gov’t/Credit Bond Index		0.87%	0.98%	2.85%	–
CPI		0.17%	1.69%	1.79%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted. Prior to December 1, 2005, the front-end sales charge was 3.25%.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.77%	0.76%
Class C	1.28%	1.20%
Institutional Service Class	0.49%	0.49%
Institutional Class	0.46%	0.45%

^

Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark Short Term Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Short Term Bond Fund versus the Barclays U.S. 1-3 Year Government/Credit Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Short Term Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Short Term Bond Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,000.10	3.83	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.87	0.76
Class C Shares	Actual	(a)	1,000.00	997.90	6.04	1.20
	Hypothetical	(a)(b)	1,000.00	1,019.16	6.11	1.20
Institutional Service Class Shares	Actual	(a)	1,000.00	1,001.40	2.52	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.55	0.50
Institutional Class Shares	Actual	(a)	1,000.00	1,001.70	2.27	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.94	2.29	0.45

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide HighMark Short Term Bond Fund

Asset-Backed Securities 16.4%

	Principal Amount	Market Value

Automobiles 9.0%
Ally Auto Receivables Trust, Series 2013-1, Class A3, 0.63%, 05/15/17	$457,861	$457,796
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.50%, 01/15/21 (a)(b)	315,116	314,382
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 2.80%, 05/20/18 (b)	5,200,000	5,277,442
CarMax Auto Owner Trust
Series 2014-3, Class A3, 1.16%, 06/17/19	5,050,000	5,040,538
Enterprise Fleet Financing LLC
Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	147,444	147,402
Series 2014-2, Class A2, 1.05%, 03/20/20 (b)	4,801,495	4,787,780
Ford Credit Auto Owner Trust
Series 2014-B, Class A3, 0.90%, 10/15/18	5,850,000	5,849,496
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2, 3.74%, 02/25/17 (b)	3,333,333	3,349,395
Honda Auto Receivables Owner Trust
Series 2013-4, Class A3, 0.69%, 09/18/17	1,949,838	1,948,814
Series 2014-1, Class A3, 0.67%, 11/21/17	2,000,000	1,998,122
Series 2014-3, Class A3, 0.88%, 06/15/18	4,500,000	4,495,467

		33,666,634

Credit Card 5.5%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43%, 06/15/20	7,675,000	7,698,165
Chase Issuance Trust, Series 2014-A6, Class A6, 1.26%, 07/15/19	5,000,000	5,015,122
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 09/07/18	7,800,000	7,836,002

		20,549,289

Other 1.6%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	1,041,407	1,040,821
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	700,000	691,664

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Centerpoint Energy Transition Bond Co. II LLC, Series 2005-A, Class A4, 5.17%, 08/01/19	$1,007,286	$1,041,603
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 04/15/18	228,203	228,025
CenterPoint Energy Transition Bond Co. LLC, Series 2008-A, Class A1, 4.19%, 02/01/20	307,678	312,724
Cleco Katrina/Rita Hurricane Recovery Funding LLC, Series 2008-A, Class A1, 4.41%, 03/01/20	317,336	324,178
Entergy Gulf States Reconstruction Funding 1 LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	510,010	535,832
Ohio Phase-In-Recovery Funding LLC, Series 2013-1, Class A1, 0.96%, 07/01/18	922,781	922,636
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A3, 5.29%, 05/15/18	222,951	225,548
PSE&G Transition Funding LLC, Series 2001-1, Class A8, 6.89%, 12/15/17	477,834	481,622

		5,804,653

Student Loan 0.3%
SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.20%, 10/15/24 (a)(b)	361,251	361,461
SLM Student Loan Trust, Series 2011-2, Class A1, 0.80%, 11/25/27 (a)	947,290	935,463

		1,296,924

Total Asset-Backed Securities (cost $61,497,861)		61,317,500

Collateralized Mortgage Obligations 2.1%
FDIC Trust, Series 2013-R2, Class A, 1.25%, 03/25/33 (b)	294,740	284,104
Federal Home Loan Mortgage Corp. REMICS
Series 3728, Class EA, 3.50%, 09/15/20	32,017	32,213
Series 3755, Class AL, 1.50%, 11/15/20	127,162	127,614

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3645, Class EH, 3.00%, 12/15/20	$57,977	$59,505
Series 3852, Class EA, 4.50%, 12/15/21	106,705	111,272
Series 4060, Class EA, 1.75%, 06/15/22	553,811	556,812
Series 3501, Class AC, 4.00%, 08/15/23	46,108	47,066
Series 3585, Class LA, 3.50%, 10/15/24	165,081	171,375
Series 3609, Class LE, 3.00%, 12/15/24	96,897	99,375
Series 3718, Class BC, 2.00%, 02/15/25	175,816	177,365
Series 3721, Class PE, 3.50%, 09/15/40	267,786	280,512
Federal National Mortgage Association REMICS
Series 2003-3, Class BC, 5.00%, 02/25/18	64,299	66,248
Series 2011-69, Class AC, 2.00%, 05/25/18	83,792	84,413
Series 2010-95, Class BK, 1.50%, 02/25/20	160,438	161,941
Series 2012-99, Class TC, 1.50%, 09/25/22	736,770	736,916
Series 2611, Class HD, 5.00%, 05/15/23	267,930	289,087
Series 2010-57, Class AQ, 3.00%, 08/25/24	346	346
Series 2012-93, Class DP, 1.50%, 09/25/27	610,163	599,371
Series 2012-100, Class WA, 1.50%, 09/25/27	637,614	619,715
Series 2010-66, Class QA, 4.50%, 08/25/39	84,419	88,432
Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	153,531	158,486
Series 2009-66, Class LG, 2.25%, 05/16/39	146,159	147,681
Series 2009-104, Class KE, 2.50%, 08/16/39	147,513	149,512
Series 2010-4, Class JC, 3.00%, 08/16/39	170,713	176,001
Series 2009-88, Class QE, 3.00%, 09/16/39	476,488	493,941
Series 2011-39, Class NE, 3.50%, 09/16/39	311,623	324,123
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	125,410	125,467

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	$272,080	$276,744
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	279,037	281,399
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	802,497	775,135
Washington Mutual Mortgage Pass Through Certificates Trust, Series 2005-8, Class 1A8, 5.50%, 10/25/35	26,967	25,136
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.69%, 12/25/33 (a)	130,365	130,766

Total Collateralized Mortgage Obligations (cost $7,752,140)		7,658,073

Commercial Mortgage Backed Securities 7.2%
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.06%, 12/15/47	606,766	615,156
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1, 0.69%, 09/10/45	340,403	339,774
Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A1, 0.67%, 10/15/45	60,170	60,055
Commercial Mortgage Trust
Series 2012-CR2, Class A2, 2.03%, 08/15/45	700,000	707,258
Series 2013-CR8, Class A1, 1.02%, 06/10/46	4,007,920	3,993,250
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (b)	2,795,402	2,809,437
Federal National Mortgage Association-ACES
Series 2012-M8, Class ASQ2, 1.52%, 12/25/19	89,918	90,638
Series 2012-M8, Class A1, 1.54%, 05/25/22	51,524	51,615
Series 2012-M9, Class AB1, 1.37%, 04/25/22	342,991	344,096
Government National Mortgage Association, Series 2011-20, Class A, 1.88%, 04/16/32	263,388	263,852
GS Mortgage Securities Trust, Series 2012-GC6, Class A1, 1.28%, 01/10/45	17,890	17,893

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Short Term Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C8, Class A1, 0.71%, 10/15/45	$227,760	$227,547
Series 2013-C16, Class A1, 1.22%, 12/15/46	3,910,523	3,906,187
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class A1, 1.23%, 11/15/45	3,579,648	3,576,859
Series 2013-C17, Class A1, 1.25%, 01/15/47	1,537,531	1,535,468
Series 2014-C19, Class A1, 1.27%, 04/15/47	915,408	913,772
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1, 0.66%, 11/15/45	210,031	209,606
Series 2013-C11, Class A1, 1.31%, 08/15/46	3,730,403	3,723,696
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A1, 1.01%, 05/10/63	99,705	99,662
Series 2012-C3, Class A1, 0.73%, 08/10/49	607,888	604,775
Series 2013-C5, Class A1, 0.78%, 03/10/46	252,629	250,902
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1, 0.69%, 10/15/45	549,711	547,856
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class A1, 1.08%, 04/15/45	72,994	72,989
Series 2012-C9, Class A1, 0.67%, 11/15/45	474,239	472,156
Series 2014-C20, Class A1, 1.28%, 05/15/47	1,337,235	1,334,639

Total Commercial Mortgage Backed Securities (cost $26,914,424)		26,769,138

Corporate Bonds 56.0%
Aerospace & Defense 1.3%
L-3 Communications Corp.,
3.95%, 11/15/16	2,890,000	2,948,595
1.50%, 05/28/17	2,038,000	2,008,005

		4,956,600

Airlines 1.0%
Continental Airlines Pass Through Trust,
Series 2010-A, Class A, 4.75%, 01/12/21	1,036,892	1,096,514

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines (continued)
Delta Air Lines Pass Through Trust,
Series 2011-1, Class A, 5.30%, 04/15/19	$1,625,155	$1,723,315
Series 2012-1, Class A, 4.75%, 05/07/20	782,237	825,260

		3,645,089

Auto Components 1.1%
Johnson Controls, Inc.,
1.40%, 11/02/17	4,100,000	4,072,571

Automobiles 3.3%
Ford Motor Credit Co. LLC,
1.68%, 09/08/17	7,400,000	7,351,005
General Motors Co.,
3.50%, 10/02/18	4,935,000	5,016,970

		12,367,975

Banks 18.0%
Bank of America Corp.,
Series L, 5.65%, 05/01/18	6,500,000	7,071,298
Bank of America NA,
1.65%, 03/26/18	2,000,000	1,996,758
Bank of Montreal,
2.38%, 01/25/19	1,000,000	1,013,209
Bank of New York Mellon Corp. (The),
1.35%, 03/06/18	2,500,000	2,496,087
Bank of Nova Scotia,
1.30%, 07/21/17	4,250,000	4,246,307
BB&T Corp.,
2.15%, 03/22/17	6,500,000	6,576,095
Capital One NA,
1.50%, 09/05/17	6,000,000	5,969,460
Citigroup, Inc.,
1.75%, 05/01/18	5,500,000	5,474,183
Fifth Third Bank,
1.45%, 02/28/18	5,000,000	4,959,300
JPMorgan Chase & Co.,
3.15%, 07/05/16	7,000,000	7,089,488
KeyBank NA,
1.10%, 11/25/16	5,000,000	5,006,295
PNC Bank NA,
1.50%, 10/18/17	7,000,000	7,005,411
Royal Bank of Canada,
1.25%, 06/16/17	2,000,000	2,001,440
US Bank NA,
1.35%, 01/26/18	2,500,000	2,499,898
Wells Fargo & Co.,
1.50%, 01/16/18	3,750,000	3,763,523

		67,168,752

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 0.0%†
Lehman Brothers Holdings, Inc.,
5.63%, 01/24/13 *	$500,000	$37,750

Chemicals 3.3%
Dow Chemical Co. (The),
8.55%, 05/15/19	3,000,000	3,607,977
Ecolab, Inc.,
3.00%, 12/08/16	3,825,000	3,903,829
1.55%, 01/12/18	4,725,000	4,698,271

		12,210,077

Communications Equipment 0.4%
Harris Corp.,
2.00%, 04/27/18	1,700,000	1,686,123

Consumer Finance 1.7%
American Express Co.,
7.00%, 03/19/18	4,500,000	5,051,731
Capital One Bank USA NA,
1.30%, 06/05/17	1,250,000	1,242,434

		6,294,165

Diversified Financial Services 0.4%
KE Export Leasing LLC,
Series 2013-A, Class A, 0.56%, 02/28/25 (a)	1,605,890	1,599,590

Diversified Telecommunication Services 3.3%
AT&T, Inc.,
1.40%, 12/01/17	5,000,000	4,990,460
Verizon Communications, Inc.,
1.35%, 06/09/17	2,500,000	2,502,673
2.09%, 09/14/18 (a)	250,000	256,822
1.10%, 06/17/19 (a)	4,500,000	4,481,964

		12,231,919

Food & Staples Retailing 1.6%
CVS Health Corp.,
1.90%, 07/20/18	4,100,000	4,131,209
Walgreens Boots Alliance, Inc.,
1.75%, 11/17/17	1,800,000	1,798,675

		5,929,884

Food Products 2.6%
Kraft Heinz Foods Co.,
2.00%, 07/02/18 (b)	2,325,000	2,331,886
Wm Wrigley Jr Co.,
2.00%, 10/20/17 (b)	3,500,000	3,534,902
WM Wrigley Jr Co.,
1.40%, 10/21/16 (b)	3,750,000	3,760,234

		9,627,022

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities 3.6%
El Paso Natural Gas Co. LLC,
5.95%, 04/15/17	$3,700,000	$3,870,984
Enterprise Products Operating LLC,
3.20%, 02/01/16	2,500,000	2,511,475
1.65%, 05/07/18	2,250,000	2,232,619
Kinder Morgan Energy Partners LP,
3.50%, 03/01/16	235,000	236,659
Williams Partners LP/ACMP Finance Corp.,
6.13%, 07/15/22	4,575,000	4,683,094

		13,534,831

Health Care Providers & Services 3.8%
Baxter International, Inc.,
0.95%, 06/01/16	2,125,000	2,124,269
Becton, Dickinson and Co.,
1.80%, 12/15/17	6,750,000	6,785,950
McKesson Corp.,
0.95%, 12/04/15	150,000	149,987
1.29%, 03/10/17	5,000,000	4,994,335

		14,054,541

Household Durables 0.5%
Whirlpool Corp.,
1.35%, 03/01/17	2,050,000	2,049,455

Information Technology Services 1.0%
Hewlett Packard Enterprise Co.,
2.85%, 10/05/18 (b)	3,750,000	3,757,886

Media 0.9%
Time Warner Cable, Inc.,
8.25%, 04/01/19	3,000,000	3,497,025

Metals & Mining 1.5%
Rio Tinto Finance USA Ltd.,
6.50%, 07/15/18	5,000,000	5,538,660

Multiline Retail 1.5%
Macy’s Retail Holdings, Inc.,
5.90%, 12/01/16	3,500,000	3,679,081
7.45%, 07/15/17	1,750,000	1,914,255

		5,593,336

Oil, Gas & Consumable Fuels 2.8%
Anadarko Petroleum Corp.,
5.95%, 09/15/16	3,750,000	3,887,951
BP Capital Markets PLC,
2.24%, 09/26/18	2,250,000	2,275,880
Cimarex Energy Co.,
5.88%, 05/01/22	3,350,000	3,537,211
Petrobras Global Finance BV,
3.25%, 03/17/17	625,000	595,625

		10,296,667

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals 1.9%
AbbVie, Inc.,
1.80%, 05/14/18	$4,125,000	$4,128,308
Actavis Funding SCS,
1.30%, 06/15/17	2,810,000	2,785,059

		6,913,367

Road & Rail 0.5%
Burlington Northern and Santa Fe Railway Co. Pass Through Trust,
Series 2004-1, 4.58%, 01/15/21	929,423	982,865
United Rentals North America, Inc.,
4.63%, 07/15/23	1,000,000	1,004,370

		1,987,235

Total Corporate Bonds (cost $210,059,347)		209,050,520

U.S. Government Mortgage Backed Agencies 12.4%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E85741 6.00%, 10/01/16	8,224	8,350
Pool# E01136 5.50%, 03/01/17	7,455	7,619
Pool# E89121 6.00%, 04/01/17	33,068	33,751
Pool# E92833 5.50%, 12/01/17	933	962
Pool# E01311 5.50%, 02/01/18	15,726	16,322
Pool# E01488 5.00%, 10/01/18	54,189	56,193
Pool# E01497 5.50%, 11/01/18	2,277	2,394
Pool# G11712 4.50%, 07/01/20	229,948	239,676
Pool# G18065 5.00%, 07/01/20	27,583	29,221
Pool# G11723 5.50%, 07/01/20	61,289	65,361
Pool# G14780 2.50%, 07/01/23	3,342,159	3,435,547
Pool# G14899 3.00%, 11/01/23	709,921	740,738
Pool# G13746 4.50%, 01/01/25	389,110	421,159
Pool# J11719 4.00%, 02/01/25	129,018	137,523
Pool# G13888 5.00%, 06/01/25	125,047	134,845
Pool# J12604 4.00%, 07/01/25	356,356	380,022

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J12635 4.00%, 07/01/25	$356,467	$380,094
Pool# G13908 4.00%, 10/01/25	88,418	94,279
Pool# J13543 3.50%, 11/01/25	177,324	187,369
Pool# J13795 3.50%, 12/01/25	346,446	366,063
Pool# J14965 3.50%, 04/01/26	121,865	128,764
Pool# E03083 3.50%, 03/01/27	559,936	593,616
Pool# J19197 3.00%, 05/01/27	806,280	839,293
Pool# G18437 3.00%, 06/01/27	859,210	894,395
Pool# C00748 6.00%, 04/01/29	24,673	28,310
Pool# C01418 5.50%, 10/01/32	148,482	165,285
Pool# G01740 5.50%, 12/01/34	83,426	93,124
Pool# G04342 6.00%, 04/01/38	107,625	123,602
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 972136 2.37%, 01/01/34 (a)	146,813	156,875
Pool# 848191 2.42%, 12/01/34 (a)	763,918	810,008
Pool# 1B2139 2.53%, 03/01/35 (a)	103,271	110,208
Pool# 1B2446 2.38%, 11/01/35 (a)	738,463	788,079
Pool# 848621 2.53%, 09/01/36 (a)	630,433	670,115
Pool# 848251 2.51%, 10/01/36 (a)	934,641	995,271
Pool# 848134 2.42%, 06/01/39 (a)	113,770	121,403
Federal National Mortgage Association Pool
Pool# 253752 6.00%, 04/01/16	4,429	4,456
Pool# 535846 6.00%, 04/01/16	7,887	7,937
Pool# 357119 6.00%, 05/01/16	15,288	15,392
Pool# 555569 6.00%, 05/01/16	725	728
Pool# 545015 6.00%, 06/01/16	533	537
Pool# 545019 6.50%, 06/01/16	1,222	1,232

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Short Term Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 253880 6.50%, 07/01/16	$1,338	$1,351
Pool# 253883 6.00%, 08/01/16	1,380	1,396
Pool# 254003 6.00%, 10/01/16	5,354	5,434
Pool# 545299 6.50%, 11/01/16	1,669	1,695
Pool# 254088 5.50%, 12/01/16	2,673	2,719
Pool# 254140 5.50%, 01/01/17	20,586	20,976
Pool# 254142 6.50%, 01/01/17	2,667	2,721
Pool# 545449 6.50%, 02/01/17	819	835
Pool# 254261 6.50%, 04/01/17	5,120	5,269
Pool# 254373 6.50%, 07/01/17	5,118	5,283
Pool# 254442 5.50%, 09/01/17	48,072	49,610
Pool# 545899 5.50%, 09/01/17	4,013	4,116
Pool# 254473 5.50%, 10/01/17	7,637	7,886
Pool# 555013 5.50%, 11/01/17	11,825	12,165
Pool# 668358 5.50%, 12/01/17	7,143	7,375
Pool# 685185 5.50%, 02/01/18	1,101	1,144
Pool# 555384 5.50%, 04/01/18	2,535	2,628
Pool# 725135 6.00%, 05/01/18	17,396	17,798
Pool# 555918 5.50%, 10/01/18	2,464	2,547
Pool# 735930 5.50%, 12/01/18	75,213	77,402
Pool# MA0517 4.00%, 09/01/20	414,264	433,732
Pool# AB4251 2.50%, 01/01/22	195,766	201,007
Pool# MA0979 3.00%, 02/01/22	386,917	403,060
Pool# 981257 5.00%, 05/01/23	289,986	310,636
Pool# MA1519 3.00%, 07/01/23	3,100,933	3,230,145
Pool# MA1577 2.50%, 09/01/23	2,495,094	2,562,821

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AL5434 2.50%, 03/01/24	$3,689,725	$3,789,728
Pool# MA1892 3.00%, 05/01/24	7,470,429	7,792,607
Pool# 931892 4.50%, 09/01/24	1,151,179	1,243,600
Pool# AL0802 4.50%, 04/01/25	301,992	323,264
Pool# AE3066 3.50%, 09/01/25	815,612	862,497
Pool# AE5487 3.50%, 10/01/25	145,603	153,964
Pool# 255894 5.00%, 10/01/25	129,857	142,957
Pool# AH0969 3.50%, 12/01/25	450,849	476,725
Pool# AB2130 3.50%, 01/01/26	132,693	140,348
Pool# AB2518 4.00%, 03/01/26	195,968	206,491
Pool# AH9377 3.50%, 04/01/26	274,901	290,664
Pool# AI2067 3.50%, 05/01/26	1,410,130	1,491,353
Pool# AB3298 3.50%, 07/01/26	268,126	283,542
Pool# AB4998 3.00%, 04/01/27	1,338,915	1,397,660
Pool# 53839 2.00%, 08/01/27 (a)	10,052	10,562
Pool# AP4568 2.50%, 09/01/27	640,113	656,809
Pool# MA1174 3.00%, 09/01/27	206,108	215,119
Pool# 190307 8.00%, 06/01/30	1,810	2,201
Pool# 253516 8.00%, 11/01/30	1,326	1,667
Pool# MA1138 3.50%, 08/01/32	2,859,496	3,013,999
Pool# 737253 2.39%, 09/01/33 (a)	56,790	60,353
Pool# 725726 2.32%, 06/01/34 (a)	565,576	599,154
Pool# 725773 5.50%, 09/01/34	183,515	207,161
Pool# 815323 1.92%, 01/01/35 (a)	260,516	272,196
Pool# 811773 5.50%, 01/01/35	154,108	174,335
Pool# AL1009 2.34%, 09/01/35 (a)	841,091	888,645

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Short Term Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 829431 2.23%, 01/01/36 (a)	$460,075	$489,017
Government National Mortgage Association I Pool
Pool# 723371, 4.50%, 11/15/24	300,604	323,004
Government National Mortgage Association II Pool
Pool# G2 5080, 4.00%, 06/20/26	266,313	283,187

Total U.S. Government Mortgage Backed Agencies (cost $45,987,461)		46,450,678

U.S. Treasury Notes 2.7%
U.S. Treasury Notes
0.88%, 09/15/16	5,000,000	5,018,555
0.50%, 07/31/17	3,000,000	2,990,976
1.13%, 06/15/18	2,000,000	2,007,812

Total U.S. Treasury Notes (cost $9,996,714)		10,017,343

Total Investments (cost $362,207,947) (c) — 96.8%		361,263,252

Other assets in excess of liabilities — 3.2%		11,876,537

NET ASSETS — 100.0%		$373,139,789

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $31,407,975 which represents 8.42% of net assets.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ACES	Alternative Credit Enhancement Services

BV	Private Limited Liability Company

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide HighMark Short Term Bond Fund
Assets:
Investments, at value (cost $362,207,947)	$361,263,252
Cash	9,699,213
Interest receivable	1,867,119
Receivable for investments sold	115,997
Receivable for capital shares issued	772,523
Prepaid expenses	32,164

Total Assets	373,750,268

Liabilities:
Distributions payable	65,521
Payable for capital shares redeemed	312,569
Accrued expenses and other payables:
Investment advisory fees	110,275
Fund administration fees	13,795
Distribution fees	28,906
Administrative servicing fees	21,849
Accounting and transfer agent fees	7,694
Trustee fees	984
Custodian fees	1,183
Compliance program costs (Note 3)	162
Professional fees	37,519
Printing fees	9,854
Other	168

Total Liabilities	610,479

Net Assets	$373,139,789

Represented by:
Capital	$379,750,185
Accumulated distributions in excess of net investment income	(61,784)
Accumulated net realized losses from investments	(5,603,917)
Net unrealized appreciation/(depreciation) from investments	(944,695)

Net Assets	$373,139,789

Net Assets:
Class A Shares	$81,296,544
Class C Shares	17,967,265
Institutional Service Class Shares	91,631,542
Institutional Class Shares	182,244,438

Total	$373,139,789

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,169,564
Class C Shares	1,783,711
Institutional Service Class Shares	9,195,555
Institutional Class Shares	18,283,329

Total	37,432,159

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide HighMark Short Term Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.95
Class C Shares (b)	$10.07
Institutional Service Class Shares	$9.96
Institutional Class Shares	$9.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.18

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide HighMark Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$6,305,900
Dividend income	63

Total Income	6,305,963

EXPENSES:
Investment advisory fees	1,477,478
Fund administration fees	170,706
Distribution fees Class A	222,491
Distribution fees Class C	153,255
Administrative servicing fees Class A	65,668
Administrative servicing fees Class C	17,615
Administrative servicing fees Institutional Service Class	43,603
Registration and filing fees	63,197
Professional fees	61,784
Printing fees	16,463
Trustee fees	8,593
Custodian fees	13,691
Accounting and transfer agent fees	54,265
Compliance program costs (Note 3)	909
Other	32,261

Total expenses before expenses reimbursed	2,401,979

Expenses reimbursed by adviser (Note 3)	(31,305)

Net Expenses	2,370,674

NET INVESTMENT INCOME	3,935,289

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(67,119)
Net change in unrealized appreciation/(depreciation) from investments	(825,590)

Net realized/unrealized losses from investments	(892,709)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,042,580

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Short Term Bond Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$3,935,289	$938,604	$1,860,737
Net realized gains/(losses) from investments	(67,119)	(25,185)	380,353
Net change in unrealized appreciation/(depreciation) from investments	(825,590)	(18,726)	(246,267)

Change in net assets resulting from operations	3,042,580	894,693	1,994,823

Distributions to Shareholders From:
Net investment income:
Class A	(880,499)	(113,116)	(421,351)
Class C	(107,850)	(16,572)	(116,588)
Institutional Service Class (b)	(1,266,412)	(236,955)	(1,084,475)
Institutional Class	(2,729,797)	(727,616)	(759,644	)(c)

Change in net assets from shareholder distributions	(4,984,558)	(1,094,259)	(2,382,058)

Change in net assets from capital transactions	(107,296,461)	80,981,928	237,400,971

Change in net assets	(109,238,439)	80,782,362	237,013,736

Net Assets:
Beginning of period	482,378,228	401,595,866	164,582,130

End of period	$373,139,789	$482,378,228	$401,595,866

Accumulated distributions in excess of net investment income at end of period	$(61,784)	$(63,502)	$(63,539)

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$15,788,286	$4,129,203	$14,428,646
Proceeds from shares issued from merger (Note 11)	–	60,579,297	–
Dividends reinvested	690,502	77,480	253,950
Cost of shares redeemed	(34,565,837)	(8,162,074)	(15,788,849)

Total Class A Shares	(18,087,049)	56,623,906	(1,106,253)

Class C Shares (Note 10)
Proceeds from shares issued	3,086,022	1,212,511	3,083,868
Proceeds from shares issued from merger (Note 11)	–	5,634,335	–
Dividends reinvested	100,409	15,077	98,147
Cost of shares redeemed	(8,141,897)	(2,858,750)	(10,854,637)

Total Class C Shares	(4,955,466)	4,003,173	(7,672,622)

Institutional Service Class Shares (Note 10) (b)
Proceeds from shares issued	56,772,820	19,380,785	26,125,044
Proceeds from shares issued from merger (Note 11)	–	9,423,828	–
Dividends reinvested	621,085	110,517	451,406
Cost of shares redeemed	(60,854,308)	(16,402,257)	(37,025,340)

Total Institutional Service Class Shares	(3,460,403)	12,512,873	(10,448,890)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Short Term Bond Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$13,923,662	$9,737,017	$353,705,935	(c)
Proceeds from shares issued from merger (Note 11)	–	9,432,606	–	(c)
Dividends reinvested	2,729,130	727,591	759,318	(c)
Cost of shares redeemed	(97,446,335)	(12,055,238)	(97,836,517	)(c)

Total Institutional Class Shares	(80,793,543)	7,841,976	256,628,736	(c)

Change in net assets from capital transactions	$(107,296,461)	$80,981,928	$237,400,971

SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	1,582,356	412,678	1,440,475
Issued in merger (Note 11)	–	6,052,356	–
Reinvested	69,194	7,746	25,361
Redeemed	(3,463,577)	(814,891)	(1,576,599)

Total Class A Shares	(1,812,027)	5,657,889	(110,763)

Class C Shares (Note 10)
Issued	305,412	119,728	304,287
Issued in merger (Note 11)	–	556,087	–
Reinvested	9,939	1,489	9,682
Redeemed	(805,584)	(282,227)	(1,070,660)

Total Class C Shares	(490,233)	395,077	(756,691)

Institutional Service Class Shares (Note 10) (b)
Issued	5,684,016	1,934,065	2,605,575
Issued in merger (Note 11)	–	940,276	–
Reinvested	62,157	11,038	45,019
Redeemed	(6,092,597)	(1,636,951)	(3,693,645)

Total Institutional Service Class Shares	(346,424)	1,248,428	(1,043,051)

Institutional Class Shares
Issued	1,393,368	970,895	35,243,596	(c)
Issued in merger (Note 11)	–	940,811	–	(c)
Reinvested	272,956	72,640	75,648	(c)
Redeemed	(9,738,878)	(1,202,404)	(9,745,303	)(c)

Total Institutional Class Shares	(8,072,554)	781,942	25,573,941	(c)

Total change in shares	(10,721,238)	8,083,336	23,663,436

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Short Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$10.00	0.07	(0.02)	0.05	(0.10)	(0.10)	$9.95	0.49%		$81,296,544	0.76%	0.74%	0.78%	34.54%
Period Ended October 31, 2014 (g)(h)	$10.00	0.02	–	0.02	(0.02)	(0.02)	$10.00	0.20%		$99,815,537	0.75%	0.67%	0.78%	13.12%
Year Ended July 31, 2014 (g)	$10.00	0.07	0.03	0.10	(0.10)	(0.10)	$10.00	0.98%		$43,251,067	0.81%	0.72%	0.86%	52.08%
Year Ended July 31, 2013 (g)	$10.11	0.09	(0.07)	0.02	(0.13)	(0.13)	$10.00	0.22%		$44,364,179	0.85%	0.89%	1.19%	62.00%
Year Ended July 31, 2012 (g)	$10.09	0.17	0.05	0.22	(0.20)	(0.20)	$10.11	2.18%		$31,888,147	0.88%	1.71%	1.22%	45.00%
Year Ended July 31, 2011 (g)	$10.10	0.19	0.02	0.21	(0.22)	(0.22)	$10.09	2.07%		$24,352,508	0.95%	1.89%	1.23%	48.00%

Class C Shares
Year Ended October 31, 2015 (g)	$10.12	0.03	(0.03)	–	(0.05)	(0.05)	$10.07	0.04%		$17,967,265	1.20%	0.28%	1.28%	34.54%
Period Ended October 31, 2014 (g)(h)	$10.13	–	–	–	(0.01)	(0.01)	$10.12	(0.01%	)	$23,018,402	1.20%	0.20%	1.27%	13.12%
Year Ended July 31, 2014 (g)	$10.13	0.03	0.02	0.05	(0.05)	(0.05)	$10.13	0.50%		$19,025,184	1.26%	0.26%	1.30%	52.08%
Year Ended July 31, 2013 (g)	$10.24	0.05	(0.07)	(0.02)	(0.09)	(0.09)	$10.13	(0.24%	)	$26,690,172	1.30%	0.44%	1.44%	62.00%
Year Ended July 31, 2012 (g)	$10.21	0.13	0.05	0.18	(0.15)	(0.15)	$10.24	1.79%		$24,569,388	1.33%	1.26%	1.47%	45.00%
Year Ended July 31, 2011 (g)	$10.22	0.15	0.01	0.16	(0.17)	(0.17)	$10.21	1.59%		$20,876,269	1.40%	1.44%	1.48%	48.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2015 (g)	$10.01	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.96	0.76%		$91,631,542	0.49%	1.00%	0.49%	34.54%
Period Ended October 31, 2014 (g)(h)	$10.02	0.02	–	0.02	(0.03)	(0.03)	$10.01	0.17%		$95,544,683	0.49%	0.92%	0.49%	13.12%
Year Ended July 31, 2014 (g)	$10.02	0.10	0.03	0.13	(0.13)	(0.13)	$10.02	1.26%		$83,068,672	0.54%	1.00%	0.59%	52.08%
Year Ended July 31, 2013 (g)	$10.13	0.12	(0.07)	0.05	(0.16)	(0.16)	$10.02	0.48%		$93,527,779	0.59%	1.16%	0.94%	62.00%
Year Ended July 31, 2012 (g)	$10.10	0.20	0.05	0.25	(0.22)	(0.22)	$10.13	2.55%		$102,448,607	0.61%	1.98%	0.97%	45.00%
Year Ended July 31, 2011 (g)	$10.12	0.22	0.01	0.23	(0.25)	(0.25)	$10.10	2.35%		$87,476,317	0.67%	2.17%	0.98%	48.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$10.02	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.97	0.80%		$182,244,438	0.45%	1.04%	0.45%	34.54%
Period Ended October 31, 2014 (g)(h)	$10.02	0.02	0.01	0.03	(0.03)	(0.03)	$10.02	0.28%		$263,999,606	0.45%	0.96%	0.46%	13.12%
Period Ended July 31, 2014 (g)(j)	$10.01	0.09	0.03	0.12	(0.11)	(0.11)	$10.02	1.19%		$256,250,943	0.48%	0.99%	0.48%	52.08%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide High Yield Bond Fund

For the annual period ended October 31, 2015, the Nationwide High Yield Bond Fund (Class A at NAV) registered -2.90% versus -1.99% for its benchmark, the BofA Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of High Yield Funds (consisting of 656 funds as of October 31, 2015) was -1.97% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the twelve-month period, declines in commodity prices were a significant driver of credit markets as commodity-linked credit underperformed other sectors. Global growth concerns, particularly in China and other emerging markets, led to increased volatility for many risk assets. The European Central Bank (ECB) began its own version of quantitative easing in early 2015 and the low levels of sovereign rates in countries like Germany and Japan anchored US rates. The growth backdrop in the US was moderate as a lack of inflation has kept the Fed data-dependent and on hold through the end of the period.

For the period under review, the US high yield market posted a negative return of -1.99%, as measured by the BofA Merrill Lynch US Cash Pay High Yield Constrained Index. The option-adjusted spread of the index ended October at 582 basis points, having been as low as 422 and as high as 675 during the reporting period.

Throughout the reporting period, higher-quality BB-rated bonds outperformed lower quality B- and CCC-rated bonds, with all three rating categories posting negative excess returns. Industry performance was mixed across sectors, with food/beverage, banks & thrifts, and building materials among the top performers, and paper, energy and metals & mining among the relative underperformers.

The primary driver of relative returns was spread management. In particular, our underweight to metals & mining and issue selection within the sector were the largest contributors from an industry standpoint. Issue selection within building materials, chemicals, cable TV, paper, and diversified financial services also added to performance. An overweight to building materials was a positive contributor.

Issue selection in the energy sector was the main detractor from performance during the period. Issue selection in telecommunications and food & drug were also negative for performance relative to the benchmark during the period.

The Fund is marginally defensively positioned versus the benchmark from a beta, or market risk, perspective, with active risk primarily driven by the bottom-up views of our credit analyst team. We anticipate investment opportunities to continue to arise through our bottom-up issue selection and our focus on avoiding issuers at risk of credit deterioration.

From an industry perspective, key industry overweight positions include banks & thrifts, building materials, and automotive primarily driven by issuer specific considerations. Underweight industries include retail, energy, metals & mining, and healthcare. The Fund remains underweight metals & mining based on valuation concerns, particularly when we consider the high leverage and excess capacity in this sector. From a ratings perspective the Fund continues to be underweight BB, albeit decreased, and B- and below rated bonds. The Fund is overweight selected investment grade issuers, on an ex-benchmark basis, where we see attractive opportunities.

During the twelve-month period, we reduced the Fund’s underweight to BB-rated debt, while moving to an underweight in B and CCC-rated debt and increasing allocations to BBB-rated debt and above. Changes in positioning during the reporting period included a move to underweight from overweight in energy and steels and increased the Fund’s underweight to metals & mining as commodity prices declined. We also increased the Fund’s underweight to healthcare. We increased the Fund’s overweight to banks & thrifts and moved to an overweight in technology.

Fund Commentary (con’t.)	Nationwide High Yield Bond Fund

High yield issuers continue to benefit from low borrowing costs and have used much of the proceeds from new issues to extend out their debt maturity profiles in recent months. However despite issuers still being active in refinancing in the primary markets we have noticed a recent slowdown given the uptick in market volatility. We now see a noticeable weakening trend in credit fundamentals, but our analysts continue to monitor this closely. Despite this more negative trend we continue to view the outlook for defaults as being well below long-run average levels, excluding the energy sector, where prolonged low oil prices may lead to an uptick in defaults. We are conscious of elevated trading costs in the current market environment and have positioned the fund accordingly. We think spreads as of the end of the period more appropriately reflect increasing credit, liquidity, and volatility risk.

Subadviser:

UBS Asset Management (Americas) Inc.

Portfolio Managers:

Craig Ellinger and Matthew Iannucci

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide High Yield Bond Fund

Asset Allocation†

Corporate Bonds	91.2%
Yankee Dollar	0.7%
Commercial Mortgage Backed Security	0.3%
Common Stock††	0.0%
Warrant††	0.0%
Other assets in excess of liabilities†††	7.8%
100.0%

Top Industries††††

Media	10.0%
Diversified Telecommunication Services	7.8%
Oil, Gas & Consumable Fuels	7.4%
Banks	5.6%
Health Care Providers & Services	5.1%
Consumer Finance	4.7%
Hotels, Restaurants & Leisure	4.2%
Auto Components	3.3%
Gas Utilities	3.2%
Pharmaceuticals	2.9%
Other Industries	45.8%
100.0%

Top Holdings††††

Sprint Corp., 7.25%, 09/15/21	1.3%
DISH DBS Corp., 7.88%, 09/01/19	1.2%
First Data Corp., 12.63%, 01/15/21	1.0%
Equinix, Inc., 5.38%, 04/01/23	1.0%
Ally Financial, Inc., 4.63%, 05/19/22	0.9%
ZF North America Capital, Inc., 4.75%, 04/29/25	0.8%
Sabine Pass Liquefaction LLC, 5.62%, 04/15/23	0.8%
HD Supply, Inc., 5.25%, 12/15/21	0.8%
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	0.8%
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	0.8%
Other Holdings	90.6%
100.0%

Top Countries††††

United States	79.0%
Luxembourg	3.9%
United Kingdom	3.1%
Canada	2.5%
France	2.2%
Ireland	1.9%
Netherlands	1.8%
Germany	1.6%
Liberia	0.8%
Liechtenstein	0.6%
Other Countries	2.6%
100.0%

Objective

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

Highlights for the Year Ended October 31, 2015

•	The Fund (Class A at NAV) registered -2.90%, underperforming its benchmark by 0.91% and underperforming the Lipper peer category median by 0.93%

•	The primary driver of relative returns was spread management

•	Issue selection in the energy sector was the main detractor from performance during the period

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.MD&A

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2015.

Fund Performance	Nationwide High Yield Bond Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	(2.90)%	4.99%	5.96%	–
	w/SC3	(7.02)%	4.04%	5.47%	–
Class C1	w/o SC2	(3.39)%	4.46%	5.44%	–
	w/SC4	(4.08)%	N/A	N/A	–
Institutional Service Class[5]		(2.84)%	N/A	N/A	3.64%	[6]
Institutional Class[1,5,7]		(2.69)%	5.23%	6.24%	–
BofAML US Cash Pay High Yield Constrained Index		(1.99)%	5.98%	7.43%	–
CPI		0.17%	1.69%	1.79%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SC.

[3]	A 4.25% front-end sales charge was deducted.

[4]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Ratio^	Expense Ratio^
Class A	1.40%	1.10%
Class C	1.92%	1.62%
Institutional Service Class	1.27%	0.97%
Institutional Class	1.05%	0.75%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide High Yield Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide High Yield Bond Fund versus the BofAML US Cash Pay High Yield (HY) Constrained Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15*. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The inception date for the Nationwide High Yield Bond Fund is 11/19/12. Performance prior to that date is based on Class A shares of the Fund’s predecessor fund, the UBS High Yield Fund.

Shareholder Expense Example	Nationwide High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide High Yield Bond Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	966.20	5.55	1.12
	Hypothetical(a)(b)		1,000.00	1,019.56	5.70	1.12
Class C Shares	Actual	(a)	1,000.00	963.80	8.12	1.64
	Hypothetical	(a)(b)	1,000.00	1,016.94	8.34	1.64
Institutional Service Class Shares	Actual	(a)	1,000.00	965.80	4.61	0.93
	Hypothetical(a)(b)		1,000.00	1,020.52	4.74	0.93
Institutional Class Shares	Actual	(a)	1,000.00	968.10	3.72	0.75
	Hypothetical(a)(b)		1,000.00	1,021.42	3.82	0.75

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide High Yield Bond Fund

Commercial Mortgage Backed Security 0.3%

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 5.95%, 02/15/51 (a)	$100,000	$106,119

Total Commercial Mortgage Backed Security (cost $79,284)		106,119

Corporate Bonds 91.2%
Aerospace & Defense 0.3%
TransDigm, Inc., 6.00%, 07/15/22	100,000	101,000

Airlines 0.2%
Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.13%, 04/29/18	75,000	77,280

Auto Components 3.1%
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	200,000	212,500
Goodyear Tire & Rubber Co. (The), 6.50%, 03/01/21	200,000	212,500
Meritor, Inc., 6.25%, 02/15/24	175,000	167,125
Schaeffler Holding Finance BV, 6.88%, 08/15/18 (b)(c)	200,000	207,000
Tenneco, Inc., 5.38%, 12/15/24	75,000	77,625
ZF North America Capital, Inc., 4.75%, 04/29/25 (c)	300,000	294,375

		1,171,125

Automobiles 0.4%
General Motors Co., 6.25%, 10/02/43	150,000	165,630

Banks 4.4%
Bank of America Corp., Series X, 6.25%, 09/05/24 (d)	225,000	228,161
CIT Group, Inc. 5.50%, 02/15/19 (c)	160,000	169,800
5.00%, 08/15/22	150,000	158,062
Credit Agricole SA, 7.88%, 01/23/24 (c)(d)	200,000	205,225
ING Groep NV, 6.50%, 04/16/25 (d)	200,000	192,375
JPMorgan Chase & Co., Series S, 6.75%, 02/01/24 (d)	250,000	271,250
Lloyds Banking Group PLC 7.50%, 06/27/24 (d)	250,000	265,625
6.41%, 10/01/35 (c)(d)	100,000	111,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
RBS Capital Trust II, 6.43%, 01/03/34 (d)	$75,000	$82,500

		1,684,498

Building Products 1.7%
Builders FirstSource, Inc., 7.63%, 06/01/21 (c)	100,000	106,500
Building Materials Corp. of America, 5.38%, 11/15/24 (c)	175,000	180,031
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23	90,000	89,550
USG Corp., 5.88%, 11/01/21 (c)	250,000	263,438

		639,519

Capital Markets 1.2%
Credit Suisse Group AG, 7.50%, 12/11/23 (c)(d)	200,000	211,138
E*TRADE Financial Corp., 5.38%, 11/15/22	50,000	53,460
KCG Holdings, Inc., 6.88%, 03/15/20 (c)	200,000	190,000

		454,598

Chemicals 1.6%
Basell Finance Co. BV, 8.10%, 03/15/27 (c)	40,000	51,246
Blue Cube Spinco, Inc., 9.75%, 10/15/23 (c)	50,000	53,875
NOVA Chemicals Corp., 5.25%, 08/01/23 (c)	125,000	127,900
SPCM SA, 6.00%, 01/15/22 (c)	200,000	201,000
WR Grace & Co.-Conn, 5.13%, 10/01/21 (c)	175,000	182,000

		616,021

Commercial Services & Supplies 2.1%
ADT Corp. (The), 6.25%, 10/15/21	150,000	162,000
Clean Harbors, Inc., 5.25%, 08/01/20	75,000	78,000
ExamWorks Group, Inc., 5.63%, 04/15/23	125,000	130,000
Premier Graphics, Inc., 11.50%, 12/01/05 (e)(f)(g)	4,250,000	0
RR Donnelley & Sons Co. 7.88%, 03/15/21	75,000	78,244
6.00%, 04/01/24	100,000	91,625
TerraForm Power Operating LLC, 5.88%, 02/01/23 (c)	50,000	46,125

Statement of Investments (Continued)

October 31, 2015

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies (continued)
TMS International Corp., 7.63%, 10/15/21 (c)	$225,000	$205,875

		791,869

Communications Equipment 0.7%
Avaya, Inc., 7.00%, 04/01/19 (c)	100,000	81,250
Nokia OYJ, 6.63%, 05/15/39	175,000	183,108

		264,358

Construction & Engineering 0.4%
AECOM Technology Corp., 5.88%, 10/15/24 (c)	150,000	154,875

Construction Materials 1.1%
Cemex SAB de CV, 5.07%, 10/15/18 (a)(c)	200,000	204,500
Vulcan Materials Co. 7.50%, 06/15/21	100,000	118,500
4.50%, 04/01/25	100,000	102,250

		425,250

Consumer Finance 4.3%
Ally Financial, Inc. 4.13%, 03/30/20	100,000	103,250
4.13%, 02/13/22	50,000	50,593
4.63%, 05/19/22	300,000	312,000
Credit Acceptance Corp., 7.38%, 03/15/23 (c)	150,000	155,250
International Lease Finance Corp. 7.13%, 09/01/18 (c)	150,000	166,125
5.88%, 04/01/19	175,000	187,763
5.88%, 08/15/22	175,000	190,750
SLM Corp. 5.50%, 01/15/19	125,000	124,219
8.00%, 03/25/20	215,000	227,900
Springleaf Finance Corp., 6.90%, 12/15/17	140,000	147,350

		1,665,200

Containers & Packaging 2.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.75%, 01/31/21 (c)	225,000	230,625
Berry Plastics Corp., 5.50%, 05/15/22	100,000	103,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	100,000	100,250
Graphic Packaging International, Inc. 4.75%, 04/15/21	125,000	128,125
4.88%, 11/15/22	25,000	25,562

Corporate Bonds (continued)

	Principal Amount	Market Value

Containers & Packaging (continued)
Owens-Brockway Glass Container, Inc., 5.00%, 01/15/22 (c)	$75,000	$76,454
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 8.25%, 02/15/21	200,000	207,750
Sealed Air Corp., 5.50%, 09/15/25 (c)	100,000	105,500

		977,266

Distributors 1.1%
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21 (c)	125,000	128,437
HD Supply, Inc., 5.25%, 12/15/21 (c)	275,000	288,750

		417,187

Diversified Financial Services 1.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.00%, 08/01/20	175,000	182,656
Interactive Data Corp., 5.88%, 04/15/19 (c)	100,000	101,875
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.38%, 04/01/20 (c)	200,000	196,000
SquareTwo Financial Corp., 11.63%, 04/01/17	355,000	227,200

		707,731

Diversified Telecommunication Services 7.2%
Altice Financing SA, 6.63%, 02/15/23 (c)	200,000	200,500
Altice SA, 7.75%, 05/15/22 (c)	200,000	192,500
Altice US Finance I Corp., 5.38%, 07/15/23 (c)	200,000	202,400
CenturyLink, Inc., Series S, 6.45%, 06/15/21	205,000	206,538
CenturyLink, Inc., Series W, 6.75%, 12/01/23	75,000	74,430
Frontier Communications Corp. 8.50%, 04/15/20	100,000	103,000
8.88%, 09/15/20 (c)	25,000	25,953
10.50%, 09/15/22 (c)	100,000	103,750
6.88%, 01/15/25	25,000	21,602
11.00%, 09/15/25 (c)	225,000	235,827
Level 3 Financing, Inc. 6.13%, 01/15/21	75,000	79,031
5.38%, 08/15/22	79,000	80,383
Neptune Finco Corp., 6.63%, 10/15/25 (c)	200,000	210,500

Statement of Investments (Continued)

October 31, 2015

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Sprint Capital Corp. 6.90%, 05/01/19	$175,000	$168,000
8.75%, 03/15/32	75,000	67,500
Telecom Italia SpA, 5.30%, 05/30/24 (c)	200,000	201,000
Virgin Media Secured Finance PLC, 5.25%, 01/15/26 (c)	200,000	200,000
Wind Acquisition Finance SA, 7.38%, 04/23/21 (c)	200,000	201,500
Windstream Corp., 7.75%, 10/01/21	200,000	172,000

		2,746,414

Electric Utilities 0.2%
FirstEnergy Corp., Series C, 7.38%, 11/15/31	75,000	89,500

Electrical Equipment 0.8%
Anixter, Inc., 5.13%, 10/01/21	150,000	153,562
Belden, Inc., 5.25%, 07/15/24 (c)	125,000	116,875
Energizer Holdings, Inc., 5.50%, 06/15/25 (c)	50,000	51,000

		321,437

Electronic Equipment & Instruments 0.3%
Flextronics International Ltd., 5.00%, 02/15/23	100,000	102,125

Electronic Equipment, Instruments & Components 0.3%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	100,000	104,750

Energy Equipment & Services 0.3%
SESI LLC, 7.13%, 12/15/21	115,000	111,703

Food & Staples Retailing 0.1%
CST Brands, Inc., 5.00%, 05/01/23	25,000	25,250

Food Products 0.8%
Agrokor DD, 8.88%, 02/01/20 (c)	100,000	106,960
Dean Foods Co., 6.50%, 03/15/23 (c)	100,000	105,500
Diamond Foods, Inc., 7.00%, 03/15/19 (c)	100,000	104,625

		317,085

Gas Utilities 2.9%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23 (c)	50,000	42,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Genesis Energy LP, 5.63%, 06/15/24	$150,000	$132,562
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 07/15/23	50,000	46,875
4.88%, 12/01/24	50,000	47,187
4.88%, 06/01/25	50,000	46,750
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (c)	25,000	23,250
Sabine Pass Liquefaction LLC 5.63%, 02/01/21	200,000	198,500
5.62%, 04/15/23	300,000	291,938
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.13%, 11/15/19	100,000	93,000
6.88%, 02/01/21	25,000	25,125
6.75%, 03/15/24 (c)	50,000	49,188
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20	123,000	127,920

		1,124,795

Health Care Providers & Services 4.7%
Amsurg Corp., 5.63%, 07/15/22	150,000	147,375
CHS/Community Health Systems, Inc. 7.13%, 07/15/20	225,000	230,625
5.13%, 08/01/21	75,000	77,437
DaVita HealthCare Partners, Inc. 5.13%, 07/15/24	125,000	126,875
5.00%, 05/01/25	75,000	74,452
Envision Healthcare Corp., 5.13%, 07/01/22 (c)	100,000	97,000
HCA, Inc. 7.50%, 02/15/22	100,000	115,000
5.88%, 03/15/22	100,000	110,000
5.00%, 03/15/24	50,000	51,500
5.38%, 02/01/25	50,000	51,312
Hologic, Inc., 5.25%, 07/15/22 (c)	100,000	104,375
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 08/01/22 (c)	75,000	71,297
MPH Acquisition Holdings LLC, 6.63%, 04/01/22 (c)	150,000	153,000
Service Corp. International, 5.38%, 05/15/24	100,000	106,625
Tenet Healthcare Corp. 6.00%, 10/01/20	200,000	216,000
8.13%, 04/01/22	75,000	79,313

		1,812,186

Statement of Investments (Continued)

October 31, 2015

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure 3.8%
ARAMARK Corp., 5.75%, 03/15/20	$125,000	$130,468
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20	100,000	103,000
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 03/15/19 (c)	125,000	126,875
MGM Resorts International, 6.00%, 03/15/23	100,000	101,500
Royal Caribbean Cruises Ltd. 5.25%, 11/15/22	200,000	213,000
7.50%, 10/15/27	75,000	87,375
Scientific Games International, Inc., 10.00%, 12/01/22	225,000	199,125
Shingle Springs Tribal Gaming Authority, 9.75%, 09/01/21 (c)	100,000	105,000
Speedway Motorsports, Inc., 5.13%, 02/01/23	100,000	100,500
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.38%, 06/01/21 (c)	175,000	168,875
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15 (c)(g)	65,000	36,644
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 03/15/22	100,000	99,000

		1,471,362

Household Durables 1.4%
DR Horton, Inc., 4.38%, 09/15/22	225,000	229,500
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (c)	75,000	70,500
KB Home 7.25%, 06/15/18	75,000	80,250
7.00%, 12/15/21	50,000	50,625
Standard Pacific Corp., 8.38%, 01/15/21	75,000	88,973

		519,848

Household Products 0.7%
Century Intermediate Holding Co. 2, 9.75%, 02/15/19 (b)(c)	175,000	180,906
Spectrum Brands, Inc., 6.63%, 11/15/22	75,000	81,938

		262,844

Industrial Conglomerates 0.1%
Bombardier, Inc., 5.50%, 09/15/18 (c)	50,000	46,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Information Technology Services 1.6%
First Data Corp. 12.63%, 01/15/21	$300,000	$343,875
10.63%, 06/15/21	97,000	108,276
7.00%, 12/01/23	175,000	178,063

		630,214

Insurance 0.9%
AXA SA, 6.38%, 12/14/36 (c)(d)	150,000	161,062
HUB International Ltd., 7.88%, 10/01/21 (c)	100,000	99,750
Liberty Mutual Group, Inc., 10.75%, 06/15/58 (a)(c)	65,000	97,500

		358,312

Internet & Catalog Retail 0.4%
Netflix, Inc. 5.50%, 02/15/22 (c)	100,000	105,500
5.88%, 02/15/25 (c)	50,000	52,875

		158,375

Internet Software & Services 0.9%
Equinix, Inc., 5.38%, 04/01/23	325,000	338,000

Leisure Products 0.2%
Brunswick Corp., 4.63%, 05/15/21 (c)	75,000	75,938

Machinery 1.3%
Case New Holland, Inc., 7.88%, 12/01/17	175,000	189,219
Huntington Ingalls Industries, Inc., 7.13%, 03/15/21	200,000	209,000
Manitowoc Co., Inc. (The), 8.50%, 11/01/20	100,000	104,127

		502,346

Marine 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.13%, 11/15/21 (c)	125,000	119,688
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.38%, 01/15/22 (c)	150,000	117,937
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 6.00%, 07/30/19	125,000	96,563

		334,188

Media 9.2%
Cablevision Systems Corp., 5.88%, 09/15/22	50,000	41,500

Statement of Investments (Continued)

October 31, 2015

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. 6.50%, 04/30/21	$175,000	$183,641
6.63%, 01/31/22	200,000	212,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (c)	125,000	120,092
Cinemark USA, Inc., 4.88%, 06/01/23	100,000	98,625
Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 03/15/20	75,000	77,812
DISH DBS Corp. 7.88%, 09/01/19	400,000	438,916
5.88%, 11/15/24	50,000	47,825
Gannett Co., Inc. 5.13%, 07/15/20	125,000	130,312
6.38%, 10/15/23	100,000	108,000
iHeartCommunications, Inc. 9.00%, 12/15/19	200,000	169,250
9.00%, 03/01/21	100,000	82,250
Intelsat Jackson Holdings SA 7.25%, 10/15/20	300,000	273,750
5.50%, 08/01/23	250,000	206,094
Lamar Media Corp., 5.38%, 01/15/24	125,000	129,688
McClatchy Co. (The), 9.00%, 12/15/22	100,000	95,625
Numericable Group SA, 4.88%, 05/15/19 (c)	200,000	201,000
Sirius XM Radio, Inc. 5.88%, 10/01/20 (c)	175,000	186,025
5.75%, 08/01/21 (c)	75,000	78,750
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 01/15/23 (c)	100,000	102,780
5.00%, 01/15/25 (c)	200,000	199,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 07/15/19	200,000	199,750
WMG Acquisition Corp., 6.00%, 01/15/21 (c)	135,000	139,050

		3,521,735

Metals & Mining 2.5%
Alcoa, Inc., 5.13%, 10/01/24	105,000	104,081
ArcelorMittal, 7.75%, 10/15/39	250,000	213,125
Commercial Metals Co., 4.88%, 05/15/23	25,000	22,125
Hecla Mining Co., 6.88%, 05/01/21	200,000	170,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Murray Energy Corp., 11.25%, 04/15/21 (c)	$150,000	$40,125
Natural Resource Partners LP/NRP Finance Corp., 9.13%, 10/01/18	100,000	73,000
Steel Dynamics, Inc. 5.13%, 10/01/21	50,000	49,625
5.25%, 04/15/23	125,000	121,562
5.50%, 10/01/24	25,000	24,688
Westmoreland Coal Co., 8.75%, 01/01/22 (c)	200,000	153,500

		971,831

Multiline Retail 0.1%
Family Tree Escrow LLC, 5.75%, 03/01/23 (c)	25,000	26,344

Multi-Utilities & Unregulated Power 2.0%
Calpine Corp., 6.00%, 01/15/22 (c)	225,000	236,475
Dynegy, Inc. 6.75%, 11/01/19	100,000	99,750
7.38%, 11/01/22	150,000	150,375
NRG Energy, Inc., 6.25%, 07/15/22	175,000	161,000
NRG Yield Operating LLC, 5.38%, 08/15/24	125,000	114,375

		761,975

Oil, Gas & Consumable Fuels 6.8%
Antero Resources Finance Corp.
6.00%, 12/01/20	175,000	168,000
5.38%, 11/01/21	75,000	69,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (c)	75,000	70,125
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 04/15/22	50,000	18,750
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.50%, 04/15/21	150,000	139,500
7.63%, 01/15/22	75,000	72,375
Chaparral Energy, Inc., 7.63%, 11/15/22	175,000	57,750
Chesapeake Energy Corp. 3.25%, 03/15/16	25,000	24,562
6.63%, 08/15/20	100,000	67,750
5.75%, 03/15/23	200,000	126,000
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19	25,000	14,812

Statement of Investments (Continued)

October 31, 2015

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc., 5.50%, 05/01/22	$225,000	$157,500
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	175,000	152,250
EP Energy LLC/Everest Acquisition Finance, Inc., 6.38%, 06/15/23	50,000	37,625
Halcon Resources Corp., 9.75%, 07/15/20	100,000	34,000
Jupiter Resources, Inc., 8.50%, 10/01/22 (c)	125,000	65,000
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21	250,000	165,000
Memorial Production Partners LP/Memorial Production Finance Corp. 7.63%, 05/01/21	150,000	100,500
6.88%, 08/01/22	125,000	78,750
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.75%, 10/01/20	180,000	32,850
Newfield Exploration Co., 5.63%, 07/01/24	50,000	49,500
Oasis Petroleum, Inc., 6.88%, 03/15/22	225,000	191,812
Precision Drilling Corp., 5.25%, 11/15/24	125,000	103,438
Rice Energy, Inc., 6.25%, 05/01/22	100,000	90,500
Seventy Seven Energy, Inc., 6.50%, 07/15/22	225,000	68,063
SM Energy Co., 5.63%, 06/01/25	125,000	113,750
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 08/15/22	125,000	108,750
Sunoco LP/Sunoco Finance Corp., 5.50%, 08/01/20 (c)	100,000	102,500
Ultra Petroleum Corp. 5.75%, 12/15/18 (c)	150,000	100,500
6.13%, 10/01/24 (c)	75,000	42,000

		2,622,912

Paper & Forest Products 1.5%
Boise Cascade Co., 6.38%, 11/01/20	175,000	181,125
Cascades, Inc., 5.50%, 07/15/22 (c)	125,000	121,563
Masco Corp., 4.45%, 04/01/25	50,000	50,125
Smurfit Kappa Acquisitions, 4.88%, 09/15/18 (c)	200,000	210,000

		562,813

Corporate Bonds (continued)

	Principal Amount	Market Value

Personal Products 0.3%
Revlon Consumer Products Corp., 5.75%, 02/15/21	$100,000	$101,250

Pharmaceuticals 2.7%
Capsugel SA, 7.00%, 05/15/19 (b)(c)	225,000	226,687
Endo Finance LLC & Endo Finco, Inc. 7.75%, 01/15/22 (c)	100,000	103,750
5.38%, 01/15/23 (c)	75,000	73,553
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22	200,000	207,000
Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/18 (c)	150,000	144,765
7.00%, 10/01/20 (c)	195,000	180,375
7.50%, 07/15/21 (c)	100,000	91,250

		1,027,380

Real Estate Investment Trusts (REITs) 0.4%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23	100,000	92,450
Iron Mountain, Inc., 6.00%, 10/01/20 (c)	75,000	79,500

		171,950

Real Estate Management & Development 0.3%
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25%, 12/01/21 (c)	100,000	103,750

Road & Rail 1.7%
Ashtead Capital, Inc., 5.63%, 10/01/24 (c)	200,000	208,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 04/01/23	100,000	103,625
5.25%, 03/15/25 (c)	75,000	74,719
United Rentals North America, Inc. 6.13%, 06/15/23	175,000	182,612
4.63%, 07/15/23	100,000	100,437

		669,393

Semiconductors & Semiconductor Equipment 0.7%
Advanced Micro Devices, Inc., 6.75%, 03/01/19	100,000	77,000
NXP BV/NXP Funding LLC, 5.75%, 02/15/21 (c)	200,000	209,000

		286,000

Software 2.4%
BMC Software Finance, Inc., 8.13%, 07/15/21 (c)	125,000	96,719
IMS Health, Inc., 6.00%, 11/01/20 (c)	125,000	129,375

Statement of Investments (Continued)

October 31, 2015

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Software (continued)
Infor US, Inc., 6.50%, 05/15/22 (c)	$200,000	$189,500
MedAssets, Inc., 8.00%, 11/15/18	150,000	152,812
MSCI, Inc. 5.25%, 11/15/24 (c)	50,000	52,625
5.75%, 08/15/25 (c)	50,000	52,725
NCR Corp. 5.88%, 12/15/21	125,000	126,250
6.38%, 12/15/23	100,000	103,000

		903,006

Specialty Retail 0.6%
Michaels Stores, Inc., 5.88%, 12/15/20 (c)	175,000	184,625
Party City Holdings, Inc., 6.13%, 08/15/23 (c)	50,000	51,500

		236,125

Thrifts & Mortgage Finance 0.7%
Quicken Loans, Inc., 5.75%, 05/01/25 (c)	275,000	272,938

Trading Companies & Distributors 0.1%
Beacon Roofing Supply, Inc., 6.38%, 10/01/23 (c)	25,000	26,313

Wireless Telecommunication Services 2.5%
Sprint Communications, Inc., 7.00%, 03/01/20 (c)	50,000	52,500
Sprint Corp. 7.25%, 09/15/21	500,000	459,375
7.63%, 02/15/25	100,000	88,750
Sprint Nextel Corp., 9.00%, 11/15/18 (c)	225,000	247,358
T-Mobile USA, Inc., 6.63%, 04/01/23	100,000	102,156

		950,139

Total Corporate Bonds (cost $36,800,973)		34,982,808

Common Stock 0.0%†

	Shares

Hotels, Restaurants & Leisure 0.0%†
American Restaurant Group, Inc. * (e)(f)	972	0

Total Common Stock (cost $–)		0

Warrant 0.0%†

	Number of Warrants	Market Value

Aerospace & Defense 0.0%†
Sabreliner Corp., expiring 06/08/18* (e)(f)	8,400	$0

Total Warrant (cost $–)		0

Yankee Dollar 0.7%

	Principal Amount

Banks 0.7%
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	$250,000	274,152

Total Yankee Dollar (cost $253,520)		274,152

Total Investments (cost $37,133,777) (h) — 92.2%		35,363,079

Other assets in excess of liabilities — 7.8%		3,006,568

NET ASSETS — 100.0%		$38,369,647

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.

(b)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $14,108,450 which represents 36.77% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date reflects the next call date.

(e)	Fair valued security.

(f)	Illiquid security.

(g)	Security in default.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Statement of Investments (Continued)

October 31, 2015

Nationwide High Yield Bond Fund (Continued)

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide High Yield Bond Fund
Assets:
Investments, at value (cost $37,133,777)	$35,363,079
Cash	2,733,391
Interest receivable	575,682
Receivable for investments sold	175,307
Receivable for capital shares issued	15,691
Reclaims receivable	488
Prepaid expenses	18,125

Total Assets	38,881,763

Liabilities:
Payable for investments purchased	333,239
Distributions payable	6,190
Payable for capital shares redeemed	97,771
Accrued expenses and other payables:
Investment advisory fees	7,889
Fund administration fees	7,644
Distribution fees	8,371
Administrative servicing fees	4,322
Accounting and transfer agent fees	3,130
Trustee fees	96
Custodian fees	132
Compliance program costs (Note 3)	16
Professional fees	36,034
Printing fees	6,512
Other	770

Total Liabilities	512,116

Net Assets	$38,369,647

Represented by:
Capital	$71,689,504
Accumulated undistributed net investment income	7,351
Accumulated net realized losses from investments	(31,556,510)
Net unrealized appreciation/(depreciation) from investments	(1,770,698)

Net Assets	$38,369,647

Net Assets:
Class A Shares	$28,363,470
Class C Shares	5,498,443
Institutional Service Class Shares	488,866
Institutional Class Shares	4,018,868

Total	$38,369,647

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,868,773
Class C Shares	938,502
Institutional Service Class Shares	83,305
Institutional Class Shares	685,568

Total	6,576,148

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide High Yield Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$5.83
Class C Shares (b)	$5.86
Institutional Service Class Shares	$5.87
Institutional Class Shares	$5.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.09

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 0.75% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$2,538,778

Total Income	2,538,778

EXPENSES:
Investment advisory fees	224,744
Fund administration fees	89,513
Distribution fees Class A	57,465
Distribution fees Class C	44,615
Administrative servicing fees Class A	27,984
Administrative servicing fees Class C	7,953
Administrative servicing fees Institutional Service Class	1,716
Registration and filing fees	63,833
Professional fees	39,773
Printing fees	16,970
Trustee fees	1,114
Custodian fees	1,756
Accounting and transfer agent fees	16,805
Compliance program costs (Note 3)	169
Other	464

Total expenses before expenses reimbursed	594,874

Expenses reimbursed by adviser (Note 3)	(148,837)

Net Expenses	446,037

NET INVESTMENT INCOME	2,092,741

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,036,504)
Net change in unrealized appreciation/(depreciation) from investments	(2,318,305)

Net realized/unrealized losses from investments	(3,354,809)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,262,068)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide High Yield Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$2,092,741	$2,835,486
Net realized gains/(losses) from investments	(1,036,504)	1,254,271
Net change in unrealized appreciation/(depreciation) from investments	(2,318,305)	(1,302,287)

Change in net assets resulting from operations	(1,262,068)	2,787,470

Distributions to Shareholders From:
Net investment income:
Class A	(1,172,127)	(1,418,649)
Class C	(272,373)	(338,329)
Institutional Service Class	(53,861)	(13,853)
Institutional Class	(594,424)	(1,064,654)

Change in net assets from shareholder distributions	(2,092,785)	(2,835,485)

Change in net assets from capital transactions	(4,732,246)	(8,473,412)

Change in net assets	(8,087,099)	(8,521,427)

Net Assets:
Beginning of year	46,456,746	54,978,173

End of year	$38,369,647	$46,456,746

Accumulated undistributed net investment income at end of year	$7,351	$7,020

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,208,718	$16,264,227
Dividends reinvested	1,102,180	1,248,361
Cost of shares redeemed	(14,359,588)	(19,722,643)

Total Class A Shares	5,951,310	(2,210,055)

Class C Shares
Proceeds from shares issued	471,565	490,229
Dividends reinvested	262,622	322,294
Cost of shares redeemed	(1,157,433)	(1,999,153)

Total Class C Shares	(423,246)	(1,186,630)

Institutional Service Class Shares
Proceeds from shares issued	3,174,297	1,074,408
Dividends reinvested	32,232	13,837
Cost of shares redeemed	(3,727,120)	(86,137)

Total Institutional Service Class Shares	(520,591)	1,002,108

Institutional Class Shares
Proceeds from shares issued	1,091,280	1,581,306
Dividends reinvested	572,020	945,832
Cost of shares redeemed	(11,403,019)	(8,605,973)

Total Institutional Class Shares	(9,739,719)	(6,078,835)

Change in net assets from capital transactions	$(4,732,246)	$(8,473,412)

Statements of Changes in Net Assets (Continued)

	Nationwide High Yield Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	3,223,143	2,548,253
Reinvested	182,332	195,583
Redeemed	(2,377,473)	(3,109,384)

Total Class A Shares	1,028,002	(365,548)

Class C Shares
Issued	76,434	76,107
Reinvested	43,188	50,193
Redeemed	(191,986)	(312,481)

Total Class C Shares	(72,364)	(186,181)

Institutional Service Class Shares
Issued	518,645	168,072
Reinvested	5,304	2,158
Redeemed	(612,010)	(13,411)

Total Institutional Service Class Shares	(88,061)	156,819

Institutional Class Shares
Issued	178,511	246,339
Reinvested	93,898	147,142
Redeemed	(1,897,356)	(1,337,377)

Total Institutional Class Shares	(1,624,947)	(943,896)

Total change in shares	(757,370)	(1,338,806)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide High Yield Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$6.32	0.31	(0.49)	(0.18)	(0.31)	(0.31)	–	$5.83	(2.90%	)	$28,363,470	1.12%	5.10%	1.49%	42.55%
Year Ended October 31, 2014 (g)	$6.32	0.34	–	0.34	(0.34)	(0.34)	–	$6.32	5.53%		$24,255,364	1.07%	5.37%	1.38%	52.31%
Period Ended October 31, 2013 (g)(h)	$6.14	0.12	0.18	0.30	(0.12)	(0.12)	–	$6.32	4.98%		$26,581,284	1.01%	5.89%	1.60%	22.92%
Year Ended June 30, 2013 (g)	$6.09	0.39	0.08	0.47	(0.42)	(0.42)	–	$6.14	7.82%		$27,010,702	1.13%	6.15%	1.38%	56.76%
Year Ended June 30, 2012 (g)	$6.22	0.42	(0.13)	0.29	(0.42)	(0.42)	–	$6.09	5.06%		$36,305,809	1.20%	6.98%	1.33%	50.00%
Year Ended June 30, 2011 (g)	$5.89	0.48	0.34	0.82	(0.49)	(0.49)	–	$6.22	14.30%		$40,987,009	1.20%	7.73%	1.37%	55.00%

Class C Shares
Year Ended October 31, 2015 (g)	$6.35	0.28	(0.49)	(0.21)	(0.28)	(0.28)	–	$5.86	(3.39%	)	$5,498,443	1.63%	4.58%	2.00%	42.55%
Year Ended October 31, 2014 (g)	$6.36	0.31	(0.01)	0.30	(0.31)	(0.31)	–	$6.35	4.82%		$6,423,829	1.55%	4.89%	1.86%	52.31%
Period Ended October 31, 2013 (g)(h)	$6.17	0.11	0.19	0.30	(0.11)	(0.11)	–	$6.36	4.95%		$7,610,065	1.50%	5.36%	2.08%	22.92%
Year Ended June 30, 2013 (g)	$6.09	0.37	0.08	0.45	(0.37)	(0.37)	–	$6.17	7.49%		$7,366,722	1.40%	5.83%	1.66%	56.76%
Year Ended June 30, 2012 (g)	$6.23	0.39	(0.14)	0.25	(0.39)	(0.39)	–	$6.09	4.35%		$7,872,256	1.70%	6.46%	1.83%	50.00%
Year Ended June 30, 2011 (g)	$5.90	0.45	0.34	0.79	(0.46)	(0.46)	–	$6.23	13.72%		$9,164,527	1.70%	7.24%	1.86%	55.00%

Institutional Service Class Shares
Year Ended October 31, 2015 (g)	$6.37	0.32	(0.50)	(0.18)	(0.32)	(0.32)	–	$5.87	(2.84%	)	$488,866	0.92%	5.22%	1.27%	42.55%
Year Ended October 31, 2014 (g)	$6.37	0.35	0.01	0.36	(0.36)	(0.36)	–	$6.37	5.67%		$1,090,965	0.83%	5.47%	1.15%	52.31%
Period Ended October 31, 2013 (g)(h)	$6.18	0.12	0.19	0.31	(0.12)	(0.12)	–	$6.37	5.11%		$92,615	1.00%	5.85%	1.58%	22.92%
Period Ended June 30, 2013 (g)(i)	$6.23	0.23	(0.04)	0.19	(0.24)	(0.24)	–	$6.18	2.94%		$88,199	0.94%	6.06%	1.21%	56.76%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$6.36	0.33	(0.50)	(0.17)	(0.33)	(0.33)	–	$5.86	(2.69%	)	$4,018,868	0.75%	5.47%	1.11%	42.55%
Year Ended October 31, 2014 (g)	$6.36	0.37	(0.01)	0.36	(0.36)	(0.36)	–	$6.36	5.82%		$14,686,588	0.75%	5.69%	1.05%	52.31%
Period Ended October 31, 2013 (g)(h)	$6.18	0.13	0.18	0.31	(0.13)	(0.13)	–	$6.36	5.04%		$20,694,209	0.75%	6.11%	1.33%	22.92%
Year Ended June 30, 2013 (g)	$6.14	0.41	0.09	0.50	(0.46)	(0.46)	–	$6.18	8.25%		$22,984,179	0.84%	6.42%	1.05%	56.76%
Year Ended June 30, 2012 (g)	$6.27	0.44	(0.13)	0.31	(0.44)	(0.44)	–	$6.14	5.27%		$36,611,570	0.95%	7.23%	1.01%	50.00%
Year Ended June 30, 2011 (g)	$5.94	0.50	0.34	0.84	(0.51)	(0.51)	–	$6.27	14.47%		$44,749,982	0.95%	7.97%	1.03%	55.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Inflation-Protected Securities Fund

For the annual period ended October 31, 2015, the Nationwide Inflation-Protected Securities Fund (Institutional Class) registered -1.76% versus -1.42% for its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Inflation Protected Bond Funds (consisting of 227 funds as of October 31, 2015) was -2.13% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Geopolitical events, the rate of economic growth in China, and Federal Reserve monetary policy expectations contributed to a challenging year for the fixed income markets, particularly in the non-U.S. government sectors.

Ten-year Treasuries, which began the period at approximately 2.35%, followed a bumpy path to the lower yield level at the end of the period. The yield dropped sharply to under 1.70%, rose back to approximately 2.50% by mid-year, and then settled at near 2.15%. The tensions and growing international complications in the Mid-East continued unabated, which contributed to strength in U.S. Treasuries at times during the year, as a flight-to-quality or “risk-off” position. Treasuries were also supported by more fundamental factors such as the continued slide in commodity prices and concerns over slowing economic growth in China.

Federal Reserve (Fed) policy also contributed to market uncertainty. The market began the period with an expectation that the Fed would increase rates (tighten monetary policy) likely by mid-summer. When the Fed did not act, the market expectation shifted to September, which also passed without the Fed increasing rates. Our view throughout the year was that the Fed would likely not act to tighten monetary policy in 2015, or even into early 2016 due to underlying weakness in inflation and the lack of signs that there was overheating in the U.S. economy.

The portfolio was fully invested in Treasury Inflation-Protected Securities (TIPS) during the period, excluding a cash position for liquidity purposes. Consistent with our longer-term view, the Fund’s duration was positioned with an overweight to short-term rates and an underweight in the intermediate sector relative to the benchmark. This positioning detracted during the period as the market priced in a lower inflation expectation on continued weakness in commodities and other signs of inflationary pressure.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to inflation-protected bonds risk since the inflation adjustment feature of these bonds can cause them to have lower yields than those of conventional fixed-rate bonds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Inflation-Protected Securities Fund

Asset Allocation†

U.S. Treasury Notes	56.7%
U.S. Treasury Bonds	42.8%
Other assets in excess of liabilities	0.5%
100.0%

Top Holdings††

U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	14.9%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/16	10.6%
U.S. Treasury Inflation Indexed Notes, 0.13%, 01/15/22	10.4%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/18	9.2%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 02/15/41	7.6%
U.S. Treasury Inflation Indexed Notes, 0.13%, 07/15/22	7.6%
U.S. Treasury Inflation Indexed Notes, 0.63%, 07/15/21	7.1%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/17	6.1%
U.S. Treasury Inflation Indexed Bonds, 0.75%, 02/15/42	5.2%
U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28	5.0%
Other Holdings	16.3%
100.0%

Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Class) registered -1.76%, underperforming its benchmark by 0.34% and outperforming the Lipper peer category median by 0.37%

•	The Fund’s duration was positioned with an overweight to the front of the yield curve and an underweight in the intermediate sector relative to the benchmark

•	This duration positioning detracted as the market priced in a lower inflation expectation on continued weakness in commodities and other signs of inflationary pressure

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	(1.94)%	(2.28)%	(2.04)%	[2]
	w/SC3	(4.15)%	(3.70)%	(3.38)%	[2]
Institutional Class[4]		(1.76)%	(2.03)%	(1.76)%	[2]
Barclays U.S. TIPS IndexSM		(1.42)%	(2.03)%	(1.87)%
CPI		0.17%	0.93%	0.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of September 17, 2012.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.64%	0.59%
Institutional Class	0.35%	0.30%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Inflation-Protected Securities Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Inflation-Protected Securities Fund from inception through 10/31/15 versus the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM and the Consumer Price Index (CPI) from 10/1/12 through 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Inflation-Protected Securities Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	972.00	2.63	0.53
	Hypothetical	(a)(b)	1,000.00	1,022.53	2.70	0.53
Institutional Class Shares	Actual	(a)	1,000.00	972.00	1.49	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.69	1.53	0.30

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide Inflation-Protected Securities Fund

U.S. Treasury Bonds 42.8%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
2.38%, 01/15/25 (a)	$21,300,000	$30,971,829
1.75%, 01/15/28 (a)	4,800,000	6,061,683
3.63%, 04/15/28 (a)	5,350,000	10,480,841
2.50%, 01/15/29 (a)	4,750,000	6,357,206
3.88%, 04/15/29 (a)	3,300,000	6,621,359
2.13%, 02/15/41 (a)	12,050,000	15,799,957
0.75%, 02/15/42 (a)	11,500,000	10,841,867
0.75%, 02/15/45 (a)	2,500,000	2,244,047

Total U.S. Treasury Bonds (cost $94,465,939)		89,378,789

U.S. Treasury Notes 56.7%
U.S. Treasury Inflation Indexed Notes
0.13%, 04/15/16 (a)	20,500,000	21,993,464
0.13%, 04/15/17 (a)	12,125,000	12,715,032
0.13%, 04/15/18 (a)	18,500,000	19,090,135
1.38%, 01/15/20 (a)	8,400,000	9,692,805
0.63%, 07/15/21 (a)	13,800,000	14,811,291
0.13%, 01/15/22 (a)	21,000,000	21,587,448
0.13%, 07/15/22 (a)	15,500,000	15,690,042
0.63%, 01/15/24 (a)	2,750,000	2,802,771

Total U.S. Treasury Notes (cost $122,201,332)		118,382,988

Total Investments (cost $216,667,271) (b) — 99.5%		207,761,777

Other assets in excess of liabilities — 0.5%		1,010,321

NET ASSETS — 100.0%		$208,772,098

(a)	Principal amounts are not adjusted for inflation.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide Inflation-Protected Securities Fund
Assets:
Investments, at value (cost $216,667,271)	$207,761,777
Cash	511,577
Interest receivable	448,215
Receivable for capital shares issued	107,119
Prepaid expenses	18,738

Total Assets	208,847,426

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	36,672
Fund administration fees	10,455
Distribution fees	14
Administrative servicing fees	2
Accounting and transfer agent fees	303
Trustee fees	524
Custodian fees	627
Compliance program costs (Note 3)	80
Professional fees	23,897
Printing fees	2,708
Other	46

Total Liabilities	75,328

Net Assets	$208,772,098

Represented by:
Capital	$224,257,968
Accumulated distributions in excess of net investment loss	(283,738)
Accumulated net realized losses from investments	(6,296,638)
Net unrealized appreciation/(depreciation) from investments	(8,905,494)

Net Assets	$208,772,098

Net Assets:
Class A Shares	$65,519
Institutional Class Shares	208,706,579

Total	$208,772,098

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,000
Institutional Class Shares	22,225,664

Total	22,232,664

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Inflation-Protected Securities Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.36
Institutional Class Shares	$9.39
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.58

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest income	$559,906

Total Income	559,906

EXPENSES:
Investment advisory fees	620,116
Fund administration fees	131,331
Distribution fees Class A	134
Registration and filing fees	29,397
Professional fees	31,235
Printing fees	4,599
Trustee fees	6,978
Custodian fees	8,877
Accounting and transfer agent fees	3,354
Compliance program costs (Note 3)	962
Other	8,688

Total expenses before expenses reimbursed	845,671

Expenses reimbursed by adviser (Note 3)	(102,179)

Net Expenses	743,492

NET INVESTMENT LOSS	(183,586)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,196,625)
Net change in unrealized appreciation/(depreciation) from investments	(22,494)

Net realized/unrealized losses from investments	(2,219,119)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,402,705)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Inflation-Protected Securities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income/(loss)	$(183,586)	$2,080,014
Net realized losses from investments	(2,196,625)	(49,596)
Net change in unrealized appreciation/(depreciation) from investments	(22,494)	3,093,132

Change in net assets resulting from operations	(2,402,705)	5,123,550

Distributions to Shareholders From:
Net investment income:
Class A	(17)	(18)
Institutional Class	(373,218)	(1,611,625)

Change in net assets from shareholder distributions	(373,235)	(1,611,643)

Change in net assets from capital transactions	(92,035,047)	153,214,374

Change in net assets	(94,810,987)	156,726,281

Net Assets:
Beginning of year	303,583,085	146,856,804

End of year	$208,772,098	$303,583,085

Accumulated undistributed (distributions in excess of) net investment income/(loss) at end of year	$(283,738)	$347,447

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$31,380	$315,915
Dividends reinvested	17	11
Cost of shares redeemed	(1,173)	(321,508)

Total Class A Shares	30,224	(5,582)

Institutional Class Shares
Proceeds from shares issued	15,549,859	161,403,242
Dividends reinvested	373,218	1,611,485
Cost of shares redeemed	(107,988,348)	(9,794,771)
Total Institutional Class Shares	(92,065,271)	153,219,956

Change in net assets from capital transactions	$(92,035,047)	$153,214,374

SHARE TRANSACTIONS:
Class A Shares
Issued	3,268	32,875
Reinvested	1	1
Redeemed	(124)	(33,194)

Total Class A Shares	3,145	(318)

Institutional Class Shares
Issued	1,636,595	17,023,056
Reinvested	39,040	168,520
Redeemed	(11,173,947)	(1,020,121)

Total Institutional Class Shares	(9,498,312)	16,171,455

Total change in shares	(9,495,167)	16,171,137

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$9.55	0.05	(0.24)	(0.19)	0.00	0.00	$9.36	(1.94%	)	$65,519	0.54%	0.51%		0.59%	29.81%
Year Ended October 31, 2014 (f)	$9.41	0.10	0.05	0.15	(0.01)	(0.01)	$9.55	1.55%		$36,829	0.59%	1.03%		0.64%	0.49%
Year Ended October 31, 2013 (f)	$10.05	–	(0.63)	(0.63)	(0.01)	(0.01)	$9.41	(6.29%	)	$39,275	0.55%	(0.05%	)	0.65%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.03	0.05	–	–	$10.05	0.50%		$21,277	0.55%	1.75%		0.92%	0.00%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$9.57	(0.01)	(0.16)	(0.17)	(0.01)	(0.01)	$9.39	(1.76%	)	$208,706,579	0.30%	(0.07%	)	0.34%	29.81%
Year Ended October 31, 2014 (f)	$9.44	0.09	0.09	0.18	(0.05)	(0.05)	$9.57	1.92%		$303,546,256	0.30%	0.92%		0.35%	0.49%
Year Ended October 31, 2013 (f)	$10.06	(0.01)	(0.60)	(0.61)	(0.01)	(0.01)	$9.44	(6.09%	)	$146,817,529	0.30%	(0.10%	)	0.39%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.04	0.06	–	–	$10.06	0.60%		$46,574,482	0.30%	2.03%		0.68%	0.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of September 17, 2012 through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Money Market Fund

For the annual period ended October 31, 2015, the Nationwide Money Market Fund (Institutional Class) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Institutional Money Market Funds (consisting of 268 funds as of October 31, 2015) was 0.02% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Several storylines played out in the final quarter of 2014, all intersecting in the financial sphere. Volatility spiked in early October as concern over the Ebola crisis came to a head, midterm election races heated up and oil prices started to slip. But a slew of generally positive economic data, combined with the Federal Reserve’s positive comments about the economic outlook, pushed the major equity indices and investor confidence higher. A driving factor behind the optimism was the continued improvement in the labor market, in which nonfarm payrolls expanded at their fastest pace since the 1990s, jobless claims fell to decade lows and the benchmark unemployment rate hit 5.8%, its lowest level in six years.

A sluggish first quarter of 2015 was in many respects a repeat of last year’s narrative, countering the momentum that the economy had built, lowering growth estimates and creating doubt about the timing of a long-awaited Federal Reserve rate hike. Manufacturing and construction slowed, and retail sales and consumer confidence slipped. But, like the year before, the disappointing figures appeared temporary conditions caused by another difficult winter, with severe snowfall and brutally cold temperatures that slowed production and reduced automotive and housing sales.

The positive performance of the U.S. economy in the second quarter owes something to the first quarter. While stung by brutal temperatures and frequent blizzards, it now appears that green shoots were sprouting beneath the snow. As the April-June quarter progressed, the economy’s upward trajectory was aided by pent-up activity from the winter. Employment led the way with large gains in nonfarm payrolls that began to exert slight upward pressure on wages. Job openings, the unemployment rate and initial jobless claims all improved. The labor market still has far to go, but it is clearly back on track.

The third quarter of 2015 was more volatile than is typical for the summer months as the market waited to see if the Federal Reserve would raise interest rates for the first time since late 2008. Economic signs pointed in that direction as the quarter opened, with the housing market leading the way with robust new and existing home sales and other positive data. Retail sales, especially autos, also picked up. That renewed consumer confidence had actually begun at the end of the second quarter, shown by an upward revision of its GDP to 3.9% in September. The unemployment rate fell to 5.1%, the lowest in seven years, in the third quarter, with jobless claims also at low levels. But the labor market certainly had not returned to healthy levels as wages hardly rose and the broader measures of employment, such as labor participation, hardly budged. While the uneven employment situation likely would not have been enough on its own to keep policymakers from hiking rates, persistently low inflation ultimately did. A crucial metric for the Fed, inflation could not overcome the low price of oil and a strong dollar holding back exports. Then, late in the quarter, equity markets became volatile fueled by fears of a slowdown in China’s economy. It also became more apparent that domestic manufacturing had slowed significantly, which also took a toll on growth. Citing this low inflation and wanting to see the effect of weak global growth and market turbulence on the U.S. economy, the Fed ultimately decided not to raise the federal funds rate in its mid-September meeting. The money markets sphere thus ended the third quarter with a cloud of uncertainty about when a hike may occur. The yields on one- and three-month Treasuries fell over the course of the quarter from two basis points to zero for the former and from two basis points to one-and-a-half for the latter. The London interbank offered rate (Libor) steepened over the course of the quarter. While one-month Libor was steady at 19 basis points, three-month Libor rose from 28 basis points to 33 and six-month Libor increased from 44 basis points to 53.

Fund Commentary (con’t.)	Nationwide Money Market Fund

Subadviser:

Federated Investment Management Company

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund may invest in shares of other money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Please refer to the most recent prospectus for a more detailed description of the Fund’s principal risks.

Effective October 14, 2016, the Nationwide Money Market Fund will operate as a “Government Money Market Fund,” as defined in Rule 2a-7(a)(16) under the Investment Company Act of 1940, as amended.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Money Market Fund

Asset Allocation†

Commercial Paper	59.9%
Repurchase Agreement	12.9%
Certificates of Deposit	10.4%
Mutual Funds	10.1%
Corporate Bonds	6.3%
U.S. Treasury Note	1.0%
Liabilities in excess of other assets	(0.6%)
100.0%

Top Industries††

Banking	19.5%
Finance-Retail	19.2%
Finance-Commercial	9.3%
Sovereign	7.4%
Finance-Automotive	6.3%
Oil & Oil Finance	4.6%
Electric Power	2.9%
Electronics	1.0%
Chemicals	0.7%
Consumer Products	0.5%
Other Industries*	28.6%
100.0%

Top Holdings††

Federated Prime Cash Obligations Fund, Institutional Shares	5.0%
Federated Prime Obligations Fund, Institutional Shares	5.0%
Kaiser Foundation Hospital, 0.30%, 11/12/15	2.5%
Rabobank Nederland NV, Utrecht, 0.40%, 03/18/16	2.5%
Toyota Motor Credit Corp., 0.34%, 12/14/15	2.5%
Credit Agricole Corporate and Investment Bank, 0.38%, 12/01/15	2.5%
Nationwide Building Society, 0.32%, 11/09/15	2.5%
Chariot Funding LLC, 0.50%, 01/14/16	2.3%
General Electric Capital Corp., 0.25%, 12/23/15	2.0%
Total Capital SA, 0.06%, 11/02/15	2.0%
Other Holdings*	71.2%
100.0%

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2015)

	1 Yr.	5 Yr.	10 Yr.
Prime	0.00%	0.00%	1.20%
Institutional Class	0.00%	0.00%	1.22%
Service Class	0.00%	0.00%	1.16%
iMoneyNet Prime Retail Index	0.00%	0.46%	1.46%
CPI	0.17%	1.69%	1.79%

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Prime	0.64%	0.64%
Institutional Class	0.49%	0.49%
Service Class	0.89%	0.76%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Money Market Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Money Market Fund versus the iMoneyNet Prime Retail Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Money Market Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Prime Shares	Actual	(a)	1,000.00	1,000.00	1.31	0.26
	Hypothetical(a)(b)		1,000.00	1,023.89	1.33	0.26
Institutional Class Shares	Actual	(a)	1,000.00	1,000.00	1.31	0.26
	Hypothetical(a)(b)		1,000.00	1,023.89	1.33	0.26
Service Class Shares	Actual	(a)	1,000.00	1,000.00	1.31	0.26
	Hypothetical(a)(b)		1,000.00	1,023.89	1.33	0.26

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide Money Market Fund

Certificates of Deposit 10.4%

	Principal Amount	Market Value

Banking 10.4%
Bank of Montreal, 0.70%, 08/11/16 (a)	$13,000,000	$13,000,000
Bank of Nova Scotia, Toronto 0.35%, 01/15/16 (a)	5,000,000	5,000,000
0.41%, 05/16/16 (a)	10,000,000	10,000,000
Credit Agricole Corporate and Investment Bank, 0.38%, 12/01/15	25,000,000	25,000,000
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, 0.41%, 02/08/16	5,000,000	5,000,000
Rabobank Nederland NV, Utrecht, 0.40%, 03/18/16 (a)	25,000,000	25,000,000
Standard Chartered Bank PLC, 0.39%, 01/27/16	10,000,000	10,000,000
Toronto Dominion Bank, 0.36%, 02/24/16 (a)	10,000,000	10,000,000

		103,000,000

Total Certificates of Deposit (cost $103,000,000)		103,000,000

Commercial Paper 59.9%
Banking 7.7%
Bedford Row Funding Corp., 0.40%, 04/15/16 (a)(b)	5,000,000	5,000,000
BNP Paribas SA, 0.36%, 12/01/15 (b)	15,000,000	14,995,500
Nationwide Building Society 0.32%, 11/09/15 (b)	25,000,000	24,998,222
0.37%, 11/23/15 (b)	10,000,000	9,997,739
0.40%, 12/02/15 (b)	5,000,000	4,998,278
0.40%, 12/03/15 (b)	8,000,000	7,997,155
0.40%, 01/04/16 (b)	2,000,000	1,998,578
Standard Chartered Bank PLC, 0.39%, 02/05/16 (b)	6,000,000	5,993,760

		75,979,232

Chemicals 0.7%
BASF SE, 0.55%, 05/02/16 (b)	5,000,000	4,986,021
DuPont (E.I.) de Nemours & Co., 0.19%, 11/30/15 (b)	1,500,000	1,499,770

		6,485,791

Consumer Products 0.5%
Unilever NV, 0.31%, 11/06/15	5,000,000	4,999,785

Commercial Paper (continued)

	Principal Amount	Market Value

Electric Power 2.9%
Electricite de France SA 0.15%, 11/30/15 (b)	$10,000,000	$9,998,792
0.23%, 01/08/16 (b)	18,750,000	18,741,854

		28,740,646

Electronics 1.0%
IBM Corp., 0.18%, 12/28/15 (b)	10,000,000	9,997,150

Finance-Automotive 2.5%
Toyota Motor Credit Corp., 0.34%, 12/14/15 (a)	25,000,000	25,000,000

Finance-Commercial 9.0%
Atlantic Asset Securitization LLC 0.29%, 11/02/15 (b)	15,000,000	14,999,879
0.32%, 01/19/16 (b)	7,000,000	6,995,085
CIESCO LLC 0.40%, 12/16/15 (b)	17,000,000	16,991,500
0.48%, 02/10/16 (b)	10,000,000	9,986,533
Fairway Finance Co. LLC 0.29%, 12/14/15 (a)(b)	10,000,000	10,000,000
0.36%, 03/03/16 (a)(b)	5,000,000	5,000,000
0.37%, 04/19/16 (a)(b)	5,000,000	5,000,000
General Electric Capital Corp., 0.25%, 12/23/15 (a)	20,000,000	20,002,027

		88,975,024

Finance-Retail 19.3%
Barton Capital LLC 0.30%, 11/04/15 (b)	10,000,000	9,999,750
0.32%, 12/09/15 (a)(b)	5,000,000	5,000,000
0.31%, 01/13/16 (b)	15,000,000	14,990,571
CAFCO LLC 0.30%, 11/02/15 (b)	5,000,000	4,999,958
0.45%, 02/01/16 (b)	2,500,000	2,497,125
Chariot Funding LLC 0.30%, 11/05/15 (b)	10,000,000	9,999,667
0.40%, 12/07/15 (b)	7,700,000	7,696,920
0.50%, 01/14/16 (b)	23,000,000	22,976,361
CHARTA Corp., 0.50%, 02/23/16 (b)	10,000,000	9,984,166
CRC Funding LLC, 0.47%, 02/10/16 (b)	10,000,000	9,986,814
Jupiter Securitization Co. LLC 0.30%, 11/04/15 (b)	9,000,000	8,999,775
0.42%, 01/07/16 (b)	4,000,000	3,996,873
0.43%, 07/13/16 (a)(b)	10,000,000	10,000,000
Sheffield Receivables Co. LLC 0.36%, 11/03/15 (b)	20,000,000	19,999,600
0.36%, 11/12/15 (b)	9,000,000	8,999,010
0.37%, 12/03/15 (b)	1,900,000	1,899,375
0.37%, 01/20/16 (b)	1,000,000	999,178
0.43%, 03/01/16 (b)	15,000,000	14,978,321
0.43%, 03/04/16 (b)	2,500,000	2,496,297

Statement of Investments (Continued)

October 31, 2015

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Retail (continued)
Starbird Funding Corp. 0.34%, 12/01/15 (b)	$5,000,000	$4,998,583
0.32%, 02/01/16 (b)	15,000,000	14,987,734

		190,486,078

Municipal 4.5%
Kaiser Foundation Hospital 0.30%, 11/12/15	25,116,000	25,113,698
0.28%, 01/05/16	4,022,000	4,019,966
0.30%, 01/07/16	15,000,000	14,991,625

		44,125,289

Oil & Oil Finance 4.4%
BP Capital Markets PLC 0.16%, 11/18/15 (b)	5,000,000	4,999,622
0.37%, 02/01/16 (b)	500,000	499,527
ConocoPhillips Qatar Funding Ltd. 0.28%, 01/08/16 (b)	13,000,000	12,993,125
0.28%, 01/13/16 (b)	4,000,000	3,997,729
0.28%, 01/22/16 (b)	1,525,000	1,524,027
Total Capital SA, 0.06%, 11/02/15 (b)	20,000,000	19,999,967

		44,013,997

Sovereign 7.4%
Caisse des Depots et Consignations (CDC) 0.26%, 11/13/15 (b)	5,500,000	5,499,523
0.32%, 12/15/15 (b)	11,000,000	10,995,698
Erste Abwicklungsanstalt 0.28%, 11/16/15 (b)	20,000,000	19,997,667
0.35%, 01/19/16 (a)(b)	12,000,000	12,000,000
0.35%, 03/01/16 (a)(b)	7,000,000	7,000,000
0.33%, 03/16/16	3,015,000	3,011,241
Kells Funding, LLC 0.35%, 02/09/16 (b)	10,000,000	9,990,278
0.41%, 03/02/16 (b)	5,000,000	4,993,053

		73,487,460

Total Commercial Paper (cost $592,290,452)		592,290,452

Corporate Bonds 6.3%
Banking 1.5%
Wells Fargo Bank NA, 0.50%, 08/19/16 (a)	15,000,000	15,000,000

Finance-Automotive 3.9%
BMW US Capital LLC 0.42%, 02/05/16 (a)	10,000,000	10,000,000
0.47%, 05/27/16 (a)	8,000,000	8,000,000
0.45%, 07/06/16 (a)	15,000,000	15,000,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Finance-Automotive (continued)
Toyota Motor Credit Corp., 0.33%, 04/15/16 (a)	$5,000,000	$5,000,000

		38,000,000

Finance-Commercial 0.3%
General Electric Capital Corp. 0.52%, 01/08/16 (a)	280,000	280,065
0.55%, 06/20/16 (a)	2,500,000	2,502,524

		2,782,589

Insurance 0.3%
Metropolitan Life Global Funding I, 0.52%, 07/14/16 (a)(b)	3,000,000	3,001,473

Oil & Oil Finance 0.2%
BP Capital Markets PLC, 0.70%, 11/06/15	1,846,000	1,846,069

Retail 0.1%
Wal-Mart Stores, Inc., 0.60%, 04/11/16	1,335,000	1,336,438

Total Corporate Bonds (cost $61,966,569)		61,966,569

Mutual Funds 10.1%

	Shares

Asset Management 10.1%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.09% (c)	50,000,000	50,000,000
Federated Prime Obligations Fund, Institutional Shares, 0.12% (c)	49,974,915	49,974,915

Total Mutual Funds (cost $99,974,915)		99,974,915

U.S. Treasury Note 1.0%

	Principal Amount

U.S. Treasury Note, 1.00%, 08/31/16	$10,000,000	10,056,473

Total U.S. Treasury Note (cost $10,056,473)		10,056,473

Statement of Investments (Continued)

October 31, 2015

Nationwide Money Market Fund (Continued)

Repurchase Agreement 12.9%

	Principal Amount	Market Value

ING Financial Markets LLC, 0.09%, dated 10/30/15, due 11/02/15, repurchase price $126,905,952, collateralized by U.S. Government Agency Securities, ranging from 0.40% - 6.00%, maturing 08/25/35 - 02/25/43; total market value $130,702,558. (d)	$126,905,000	$126,905,000

Total Repurchase Agreement (cost $126,905,000)		126,905,000

Total Investments (cost $994,193,409) (e) — 100.6%		994,193,409

Liabilities in excess of other assets — (0.6)%		(6,085,881)

NET ASSETS — 100.0%		$988,107,528

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $ 498,153,583 which represents 50.41% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2015.

(d)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

SA	Stock Company

SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide Money Market Fund
Assets:
Investments, at value (cost $867,288,409)	$867,288,409
Repurchase agreement, at value (cost $126,905,000)	126,905,000

Total Investments, at value (total cost $994,193,409)	994,193,409

Cash	3,566
Interest and dividends receivable	134,921
Receivable for investments sold	3,422
Receivable for capital shares issued	278,091
Prepaid expenses	20,628

Total Assets	994,634,037

Liabilities:
Payable for investments purchased	1,003,462
Payable for capital shares redeemed	5,211,307
Accrued expenses and other payables:
Investment advisory fees	164,180
Fund administration fees	26,576
Accounting and transfer agent fees	51,144
Trustee fees	2,622
Custodian fees	3,497
Compliance program costs (Note 3)	381
Professional fees	25,733
Printing fees	36,624
Other	983

Total Liabilities	6,526,509

Net Assets	$988,107,528

Represented by:
Capital	$988,083,626
Accumulated net realized gains from investments	23,902

Net Assets	$988,107,528

Net Assets:
Prime Shares	$441,261,912
Institutional Class Shares	543,749,831
Service Class Shares	3,095,785

Total	$988,107,528

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	441,258,257
Institutional Class Shares	543,745,278
Service Class Shares	3,095,760

Total	988,099,295

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Money Market Fund
INVESTMENT INCOME:
Interest income	$2,176,834
Dividend income	55,117

Total Income	2,231,951

EXPENSES:
Investment advisory fees	3,808,333
Fund administration fees	313,488
Distribution fees Service Class	4,787
Administrative servicing fees Prime Class	630,839
Administrative servicing fees Service Class	7,979
Registration and filing fees	49,079
Professional fees	50,764
Printing fees	87,561
Trustee fees	26,287
Custodian fees	30,593
Accounting and transfer agent fees	487,525
Compliance program costs (Note 3)	4,029
Other	24,753

Total expenses before earnings credit and fees waived	5,526,017

Earnings credit (Note 4)	(7,983)
Distribution fees voluntarily waived - Service Class (Note 3)	(4,787)
Investment advisory fees voluntarily waived (Note 3)	(2,642,478)
Administrative servicing fees voluntarily waived - Prime Class (Note 3)	(630,839)
Administrative servicing fees voluntarily waived - Service Class (Note 3)	(7,979)

Net Expenses	2,231,951

NET INVESTMENT INCOME	–

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	23,902

Net increase from payment by affiliate (Note 3)	1,865,666

Net realized/unrealized gains from investments and payment by affiliate	1,889,568

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,889,568

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net realized gains from investment transactions	$23,902	$14,387
Net increase from payment by affiliate (Note 3)	1,865,666	–

Change in net assets resulting from operations	1,889,568	14,387

Change in net assets from capital transactions	(195,124,650)	(58,012,927)

Change in net assets	(193,235,082)	(57,998,540)

Net Assets:
Beginning of year	1,181,342,610	1,239,341,150

End of year	$988,107,528	$1,181,342,610

CAPITAL TRANSACTIONS:
Prime Shares
Proceeds from shares issued	$218,608,491	$266,841,628
Dividends reinvested	–	–
Cost of shares redeemed	(279,899,717)	(243,908,702)

Total Prime Class Shares	(61,291,226)	22,932,926

Institutional Class Shares
Proceeds from shares issued	160,515,784	227,055,968
Dividends reinvested	–	–
Cost of shares redeemed	(293,990,472)	(307,502,757)

Total Institutional Class Shares	(133,474,688)	(80,446,789)

Service Class Shares
Proceeds from shares issued	619,973	832,191
Dividends reinvested	–	–
Cost of shares redeemed	(978,709)	(1,331,255)

Total Service Class Shares	(358,736)	(499,064)

Change in net assets from capital transactions	$(195,124,650)	$(58,012,927)

SHARE TRANSACTIONS:
Prime Shares
Issued	218,608,491	266,841,628
Reinvested	–	–
Redeemed	(279,899,717)	(243,908,702)

Total Prime Class Shares	(61,291,226)	22,932,926

Institutional Class Shares
Issued	160,515,784	227,055,968
Reinvested	–	–
Redeemed	(293,990,472)	(307,502,757)

Total Institutional Class Shares	(133,474,688)	(80,446,789)

Service Class Shares
Issued	619,973	832,191
Reinvested	–	–
Redeemed	(978,709)	(1,331,255)

Total Service Class Shares	(358,736)	(499,064)

Total change in shares	(195,124,650)	(58,012,927)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

		Operations				Distributions		Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations		Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)
Prime Shares
Year Ended October 31, 2015 (b)	$1.00	–	–	–	(c)	$1.00	–	$441,261,912	0.23%	–	0.65%
Year Ended October 31, 2014 (b)	$1.00	–	–	–		$1.00	–	$501,801,083	0.18%	–	0.63%
Year Ended October 31, 2013 (b)	$1.00	–	–	–		$1.00	–	$478,966,485	0.23%	–	0.63%
Year Ended October 31, 2012 (b)	$1.00	–	–	–		$1.00	–	$501,569,163	0.30%	–	0.61%
Year Ended October 31, 2011 (b)	$1.00	–	–	–		$1.00	–	$556,791,477	0.28%	–	0.58%

Institutional Class Shares
Year Ended October 31, 2015 (b)	$1.00	–	–	–	(c)	$1.00	–	$543,749,831	0.23%	–	0.50%
Year Ended October 31, 2014 (b)	$1.00	–	–	–		$1.00	–	$676,093,457	0.18%	–	0.48%
Year Ended October 31, 2013 (b)	$1.00	–	–	–		$1.00	–	$756,427,752	0.23%	–	0.48%
Year Ended October 31, 2012 (b)	$1.00	–	–	–		$1.00	–	$987,444,505	0.30%	–	0.47%
Year Ended October 31, 2011 (b)	$1.00	–	–	–		$1.00	–	$1,256,465,761	0.27%	–	0.45%

Service Class Shares
Year Ended October 31, 2015 (b)	$1.00	–	–	–	(c)	$1.00	–	$3,095,785	0.23%	–	0.90%
Year Ended October 31, 2014 (b)	$1.00	–	–	–		$1.00	–	$3,448,070	0.18%	–	0.88%
Year Ended October 31, 2013 (b)	$1.00	–	–	–		$1.00	–	$3,946,913	0.23%	–	0.88%
Year Ended October 31, 2012 (b)	$1.00	–	–	–		$1.00	–	$4,005,510	0.30%	–	0.87%
Year Ended October 31, 2011 (b)	$1.00	–	–	–		$1.00	–	$4,598,573	0.28%	–	0.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.
(c)	Includes payment by affiliate which is less than $0.005 per share (Note 3).

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Ziegler Wisconsin Tax Exempt Fund

For the annual period ended October 31, 2015, the Nationwide Ziegler Wisconsin Tax Exempt Fund (Class A at NAV) returned 0.23% versus 2.87% for its benchmark, the Barclays Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Other States Municipal Debt Funds (consisting of 266 funds as of October 31, 2015) was 2.44% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Wisconsin ranks #5 in the nation in terms of total tax burden (state and local taxes). Investors purchase the Fund due to its objective of being fully invested in double tax exempt bonds and the high relative current income the Fund offers. Managing a dedicated Wisconsin state fund has its particular nuances. A recent challenge is there is often not enough paper available to purchase within the state of Wisconsin to be 100% invested in Wisconsin double tax exempt paper. Wisconsin double tax exempt supply has dwindled in recent years due to austerity at the local levels and limited interest in new municipal projects. Almost all new issuance has been refunding of existing bonds to save interest expense. We have also seen Wisconsin double tax exempt bonds being refinanced in the bank loan market, once again shrinking investable Wisconsin double tax exempt municipal bond opportunities. General Obligation (GO) bonds of Wisconsin are NOT state tax-exempt, further limiting investment options. The only other bonds that are eligible for this status are territory paper issued by Guam, The Virgin Islands and Puerto Rico. Puerto Rico is the largest issuer of territory paper with bonds readily available in the secondary market. However, with Puerto Rico losing investment grade ratings, future new bond issuance may be severely diminished. Liquidity in Virgin Islands and Guam bonds is very limited.

On June 29, 2015, Puerto Rico bond prices plunged to new all-time lows following Governor Alejandro Garcia Padilla’s discouraging comments regarding the Commonwealth’s inability to support its debt burden. The credibility of the current administration has been damaged by its policy reversal regarding the payment of its public bond debt. Despite the political rhetoric, Puerto Rico did indeed make all scheduled interest and principal payments due on July 1st. The Governor has announced the appointment of a “Working Group for the Economic Recovery of Puerto Rico” (the Working Group) through an executive order. The Working Group, which includes senior members of his administration and legislative leaders, are asked to devise fiscal reforms sufficient to promote economic development. The Working Group is also required to develop a debt restructuring and fiscal reform plan in consultation with the affected parties that could be approved in a legislative session. We own approximately 3% in COFINA bonds, Puerto Rico’s sales tax revenue bonds. COFINA bonds benefit from 1) a pledge of first sales tax monies collected; 2) a lockbox mechanism that does not place revenues through the General Fund; and 3) low risk of claw-back in the event of GO default, as confirmed by legal experts from both major political parties. The concept of whether or not pledged revenues to COFINA bonds are “unavailable resources” (not subject to the “GO-clawback) remain an important and timely topic. According to the Puerto Rico Government Development Bank website, legal opinions from the Secretary of Justice, Bond Counsel, and Underwriters’ Counsel all state that pledged revenues do not constitute “available resources” of the Commonwealth.

However, given the lack of judicial precedents in Puerto Rico, there is uncertainty about the outcome. The ratings agencies have determined it is no longer meaningful to distinguish among the various Puerto Rican securities and have rated all commonwealth debt at CC – with negative outlooks. They also lowered the COFINA ratings based on their view that introduction of a new value added tax (VAT) in 2016 will create increased uncertainty as to the timing of receipts of pledged revenues and whether bond covenants separating tax revenue from that of the commonwealth may be maintained. The Puerto Rican Government responded by stating the tax reform proposals serve to not only strengthen the security of COFINA bonds, but all General Fund related credits. Moreover, the

Fund Commentary (con’t.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

proposed reform will increase revenues through a more equitable tax structure and effective tax collection mechanism. COFINA bonds will continue to receive a pledged portion of the proposed VAT tax, while the structure, security and payment system remain unchanged pursuant to the fulfillment of COFINA obligations. To that end, Puerto Rico will continue to operate in accordance with COFINA bond covenants while the bond trustee will continue to be provided with written confirmation that all pledged revenues for COFINA have been satisfied pursuant to the bond covenants and guarantees. Moreover, Puerto Rico intends to provide third party legal opinions with respect to compliance with COFINA’s covenants under bond documents. Puerto Rico’s governor has signed into law a bill increasing the U.S. territory’s sales tax from 7 percent to 11.5 percent. It went into effect on July 1st. The additional sales tax revenues should benefit COFINA bond holders.

Our exposure to Puerto Rico is not unusual. Many single state funds have nearly one third of their assets in Puerto Rico bonds and 52% of all municipal funds have some exposure to Puerto Rican credits. Puerto Rican credits currently make up 3% of our portfolio, greatly reduced from 27% in March 2013. We have funded redemptions predominantly with territory bond sales for prudent risk management. Our percentage of Wisconsin assets has risen from 63% a year ago to over 90% today. Our top contributors to performance were our Wisconsin Health & Educational Facilities (Bellin Memorial Hospital), Johnson Creek, WI Community Development Authority, Kaukauna, WI Redevelopment Authority Bonds, Neenah, WI Community Development Authority and Wisconsin Housing and Economic Development Bonds. These bonds benefited from longer duration as municipal interest rates declined over the fiscal year. Puerto Rico’s poor showing during the year hurt performance. The Barclays Municipal Bond Index only has 0.66% market weight in Puerto Rico bonds. Our COFINA sales tax bonds returned negative 42% during the year versus the Barclays Municipal Bond Index returning 2.77% Our performance was also hindered by our shorter duration of 5.50 years*, while the Barclays Municipal Bond Index duration is longer at 6.56* years.

The benchmark for the Fund is not a Wisconsin single state benchmark, but rather the Barclays Municipal Bond Index which held a benchmark weight of 0.57%* in Puerto Rico credits and only 1.21% in total Wisconsin credits. The Barclays Municipal Bond Index in fact only has de minimis allocation to Wisconsin state tax exempt issues. Investors in the Fund have not wanted the Fund to invest in state taxable bonds, limiting our ability to invest outside of the territories, a strategy pursued by some other single state funds. Non-Wisconsin investments are obviously not beneficial from a tax standpoint for investors. The Nationwide Ziegler Wisconsin Tax Exempt Fund seeks to provide investors with a high level of current income that is exempt from both Federal and Wisconsin personal income taxes. The Fund currently has a SEC 30-day yield of 1.70%*. We improved the overall credit rating of the portfolio from A2 to A1 over the last year. The Fund is well positioned for any future volatility in the municipal market. We will continue to seek to add high quality Wisconsin state tax-exempt issues and reduce territory exposure where appropriate.

Looking forward, the municipal market should be very interesting as we move along in 2015. We expect to see final resolutions regarding Puerto Rico’s potential restructuring of public debt and future capital market access. We expect interest rates to rise as the Federal Reserve ends its zero interest rate policy this year. Fiscal austerity continues at Wisconsin local levels, new issue Wisconsin state tax exempt supply may once again prove to be extremely scarce. We will look to take advantage of any and all opportunities that present themselves and focus on capital preservation and high double tax-free income for our investors.

*	As of September 30, 2015

Fund Commentary (con’t.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Paula M. Horn; Richard D. Scargill; and Eric Zenner

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations. The Fund is a nondiversified fund that may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Ziegler Wisconsin Tax Exempt Fund

Asset Allocation†

Municipal Bonds	95.3%
Mutual Fund	3.7%
Other assets in excess of liabilities	1.0%
100.0%

Top Holdings††

Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, NATL-RE Insured, 5.50%, 12/15/26	5.4%
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB, 5.00%, 10/01/34	5.0%
Invesco Tax Free Cash Reserve Portfolio — Institutional Shares	3.7%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.60%, 09/01/21	3.3%
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 02/15/39	3.1%
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, 4.40%, 07/01/38	3.0%
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, 5.25%, 12/15/23	3.0%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.75%, 09/01/22	2.8%
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured, 4.10%, 04/01/32	2.6%
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, NATL-RE Insured, 5.50%, 12/15/19	2.6%
Other Holdings	65.5%
100.0%

Objective

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

Highlights for the Year Ended October 31, 2015

•	The Fund (Class A at NAV) returned 0.23%, underperforming its benchmark by 2.64% and underperforming the Lipper peer category median by 2.21%

•	Top contributors to Fund performance were Wisconsin Health & Educational Facilities (Bellin Memorial Hospital), Johnson Creek and WI Community Development Authority

•	Puerto Rico’s poor showing during the year detracted from Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

Fund Performance	Nationwide Ziegler Wisconsin Tax-Exempt Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	0.23%	1.78%	2.91%	–
	w/SC3	(1.98)%	1.33%	2.68%	–
Class C1	w/o SC2	(0.22)%	1.33%	2.35%	–
	w/SC4	(1.22)%	N/A	N/A	–
Institutional Service Class[1,5,6]		0.38%	2.03%	N/A	2.25%	[7]
Institutional Class[5]		0.53%	N/A	N/A	2.62%	[8]
Barclays Municipal Bond Index		2.87%	4.28%	4.74%	–
CPI		0.17%	1.69%	1.79%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of August 3, 2010.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.01%	0.90%
Class C	1.50%	1.35%
Institutional Service Class	0.74%	0.65%
Institutional Class	0.71%	0.60%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Wisconsin Tax Exempt Fund versus the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Wisconsin Tax Exempt Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Ziegler Wisconsin Tax Exempt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Wisconsin Tax Exempt Fund October 31, 2015			Beginning Account Value($) 05/01/15	Ending Account Value($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,004.70	4.55	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.67	4.58	0.90
Class C Shares	Actual	(a)	1,000.00	1,002.50	6.81	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.87	1.35
Institutional Service Class Shares	Actual	(a)	1,000.00	1,006.00	3.29	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.93	3.31	0.65
Institutional Class Shares	Actual	(a)	1,000.00	1,006.20	3.03	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.18	3.06	0.60

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2015

Nationwide Ziegler Wisconsin Tax Exempt Fund

Municipal Bonds 95.3%

	Principal Amount	Market Value

Guam 1.6%
Guam Power Authority Revenue, Refunding, RB, AGM Insured
Series A, 5.00%, 10/01/19	$515,000	$589,165
Series A, 5.00%, 10/01/22	870,000	1,038,014

		1,627,179

Massachusetts 1.1%
Massachusetts State, Housing Finance Agency, Multi-Family, ETM, RB, Series A, 7.00%, 04/01/21	910,000	1,118,454

Puerto Rico 3.3%
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue, RB, First Sub-Series A
5.75%, 08/01/37	1,400,000	640,752
6.38%, 08/01/39	3,000,000	1,389,180
6.00%, 08/01/42	1,000,000	459,980
6.50%, 08/01/44	2,000,000	929,360

		3,419,272

Wisconsin 89.3%
Appleton Redevelopment Authority, Room Tax, Fox Cities Performing Arts, Refunding, RB
2.20%, 09/01/18	355,000	358,671
2.40%, 09/01/19	290,000	294,089
2.60%, 09/01/20	255,000	258,832
Beloit, Community Development Authority, Lease Revenue, RB
4.70%, 03/01/21	345,000	365,396
4.75%, 03/01/22	300,000	316,620
Beloit, Community Development Authority, Redevelopment Lease Revenue, RB, Series A, 1.82%, 06/01/18	475,000	478,752
Cudahy, Community Development Authority, Redevelopment Lease Revenue, Refunding, RB
Series A, 1.20%, 06/01/17	500,000	503,340
4.25%, 06/01/17	500,000	508,790
Series A, 1.50%, 06/01/18	400,000	402,700
Series A, 1.75%, 06/01/19	300,000	301,182
Series A, 1.95%, 06/01/19	145,000	147,539
Series A, 2.20%, 06/01/20	250,000	255,573
Series A, 2.40%, 06/01/21	360,000	366,782
Series A, 2.60%, 06/01/22	245,000	249,231
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB
Series B, 3.85%, 09/01/20	2,250,000	2,383,965
2.60%, 09/01/21	3,250,000	3,344,965
2.75%, 09/01/22	2,750,000	2,827,467

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Green Bay, Redevelopment Authority, Development Revenue, Bellin Memorial Hospital, Prerefunded Balance, RB
6.00%, 12/01/29	$1,000,000	$1,155,170
6.15%, 12/01/32	1,000,000	1,159,730
Green Bay, Redevelopment Authority, Lease Revenue, Convention Center Project, Refunding, Special Tax Revenue
4.20%, 06/01/25	1,000,000	1,011,100
4.30%, 06/01/29	1,000,000	1,008,550
Johnson Creek, Community Development Authority, Lease Revenue, Tax Increment District No. 3, Refunding, RB
2.65%, 12/01/24	350,000	331,922
2.80%, 12/01/25	200,000	189,076
2.90%, 12/01/26	200,000	188,260
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB
5.00%, 10/01/22	1,065,000	1,214,739
5.00%, 10/01/27	925,000	1,049,949
5.00%, 10/01/28	250,000	283,257
5.00%, 10/01/34	4,500,000	5,100,525
Milwaukee Housing Authority, RB, 3.63%, 07/01/35	1,000,000	992,310
Milwaukee, Redevelopment Authority Revenue, Milwaukee Public Schools, Refunding, RB
Series A, 5.00%, 08/01/17	1,000,000	1,071,330
Series A, 5.00%, 08/01/18	1,000,000	1,105,010
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured
2.75%, 04/01/21	1,080,000	1,134,626
3.20%, 04/01/23	1,000,000	1,054,970
4.10%, 04/01/32	2,500,000	2,615,675
Milwaukee, Redevelopment Authority Revenue, Summerfest Project, RB
4.50%, 08/01/23	110,000	118,849
4.70%, 08/01/25	110,000	118,556
5.00%, 08/01/30	2,000,000	2,216,720
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 02/15/39	2,850,000	3,118,898
Neenah, Community Development Authority, Lease Revenue, RB, Series A, 4.75%, 12/01/32	400,000	433,640

Statement of Investments (Continued)

October 31, 2015

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Neenah, Community Development Authority, Lease Revenue, Refunding, RB
4.00%, 12/01/26	$500,000	$554,430
4.10%, 12/01/27	1,000,000	1,108,440
4.20%, 12/01/28	500,000	553,845
Osceola, Redevelopment Authority, Lease Revenue, Refunding, RB, Series A, 1.90%, 12/01/15	175,000	175,221
Platteville, Redevelopment Authority, Real Estate Foundation Project, RB, Series A, 5.00%, 07/01/42	1,000,000	1,027,890
Redevelopment Authority of The City of Kaukauna, Lease Revenue, RB
3.75%, 06/01/32	425,000	429,021
4.00%, 06/01/35	375,000	378,431
4.13%, 06/01/40	375,000	378,600
Southeast Wisconsin Professional Baseball Park District, ETM, COP, NATL-RE Insured, 0.00%, 12/15/17	1,000,000	984,420
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, NATL-RE Insured
Series A, 5.50%, 12/15/18	250,000	284,658
Series A, 5.50%, 12/15/19	2,200,000	2,581,238
Series A, 5.50%, 12/15/20	1,000,000	1,204,050
Series A, 5.50%, 12/15/21	1,500,000	1,838,895
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, NATL-RE Insured
Series A, 5.50%, 12/15/23	1,025,000	1,264,748
Series A, 5.50%, 12/15/26	4,510,000	5,446,276
Sun Prairie, Community Development Authority, Tax Incremental District No. 8, Refunding, RB
Series A, 1.85%, 08/01/21	1,025,000	1,036,634
Series A, 2.05%, 08/01/22	750,000	759,922
Series A, 2.25%, 08/01/23	500,000	505,645
Series A, 2.40%, 08/01/24	250,000	252,053
Waukesha, Redevelopment Authority, Weldall Manufacturing Inc. Project, RB
4.20%, 12/01/24	150,000	162,012
4.50%, 12/01/30	1,200,000	1,290,336
Weston, Community Development Authority, Lease Revenue, RB
Series A, 4.10%, 10/01/16	500,000	501,515
Series A, 4.25%, 10/01/17	200,000	200,574
Series A, 4.35%, 10/01/18	500,000	501,120
Series A, 4.40%, 10/01/18	500,000	501,410
Series A, 4.45%, 10/01/19	500,000	501,070
Series A, 5.25%, 10/01/20	445,000	446,393
Series A, 4.50%, 10/01/21	100,000	104,077

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Series A, 4.70%, 10/01/21	$1,230,000	$1,233,087
Series B, 4.75%, 10/01/22	130,000	130,455
Series B, 4.75%, 10/01/23	140,000	140,479
Series A, 4.63%, 10/01/25	825,000	851,639
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB
Series A, 5.00%, 12/15/29	750,000	834,368
Series A, 5.00%, 12/15/32	1,000,000	1,099,120
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, Series 1999, 5.25%, 12/15/23	2,585,000	3,007,803
Wisconsin Dells, Community Development Authority, Lease Revenue, Prerefunded Balance, RB, 5.00%, 03/01/22	1,500,000	1,524,135
Wisconsin Dells, Community Development Authority, Lease Revenue, RB
Series A, 4.30%, 03/01/22	225,000	230,146
Series A, 4.45%, 03/01/25	300,000	305,898
Wisconsin Health and Educational Facilities Authority, Bellin Memorial Hospital Inc., Refunding, RB
3.00%, 12/01/27	150,000	148,122
4.00%, 12/01/35	500,000	509,090
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, Series B, 4.40%, 07/01/38	3,000,000	3,033,690
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, 6.10%, 06/01/21	590,000	638,994
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, NATL-RE Insured, 6.10%, 06/01/21	575,000	622,748
Wisconsin Housing & Economic Development Authority, Housing Revenue, RB
Series E, 4.70%, 11/01/25	275,000	275,421
Series B, 4.30%, 05/01/27	1,000,000	1,006,250
Series E, 4.90%, 11/01/35	1,650,000	1,651,435
Series B, 4.40%, 05/01/37	500,000	501,480
Wisconsin Housing & Economic Development Authority, Housing Revenue, Refunding, RB
Series A, 4.10%, 11/01/19	465,000	512,137
Series A, 4.88%, 11/01/25	2,160,000	2,345,976
Series A, 5.38%, 11/01/30	2,075,000	2,234,879

Statement of Investments (Continued)

October 31, 2015

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, Multifamily Housing, RB
Series B, 2.00%, 04/01/19	$150,000	$153,831
Series B, 2.40%, 04/01/20	100,000	103,987
Series B, 2.80%, 04/01/21	150,000	157,656
Series B, 3.10%, 04/01/22	100,000	106,148
Series B, 3.45%, 04/01/24	100,000	107,756
Series B, 3.80%, 04/01/26	285,000	305,870
Series B, 4.30%, 04/01/30	115,000	123,530
Series A, 3.65%, 12/01/34	900,000	905,625
Series A, 4.25%, 12/01/35	1,500,000	1,522,935

		91,334,370

Total Municipal Bonds (cost $96,805,610)		97,499,275

Mutual Fund 3.7%

	Shares

Money Market Fund 3.7%
Invesco Tax Free Cash Reserve Portfolio — Institutional Shares, 0.01% (a)	3,756,024	3,756,024

Total Mutual Fund (cost $3,756,024)		3,756,024

Total Investments (cost $100,561,634) (b)(c) — 99.0%		101,255,299

Other assets in excess of liabilities — 1.0%		1,004,893

NET ASSETS — 100.0%		$102,260,192

(a)	Represents 7-day effective yield as of October 31, 2015.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(c)	Assured Guaranty Municipal Corporation and National Public Finance Guarantee Corporation have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2015, the percentages attributed to Assured Guaranty Municipal Corporation and
National Public Finance Guarantee Corporation were 9.32% and 14.05%, respectively.

AGM	Assured Guaranty Municipal Corporation

COP	Certificates of Participation

ETM	Escrowed to Maturity

NATL	National Public Finance Guarantee Corporation

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2015

Nationwide Ziegler Wisconsin Tax Exempt Fund
Assets:
Investments, at value (cost $100,561,634)	$101,255,299
Interest and dividends receivable	1,210,526
Receivable for capital shares issued	49
Prepaid expenses	6,797

Total Assets	102,472,671

Liabilities:
Distributions payable	24,367
Payable for capital shares redeemed	65,683
Accrued expenses and other payables:
Investment advisory fees	36,488
Fund administration fees	8,848
Distribution fees	26,050
Administrative servicing fees	4,929
Accounting and transfer agent fees	5,173
Trustee fees	264
Custodian fees	325
Compliance program costs (Note 3)	466
Professional fees	33,908
Printing fees	5,815
Other	163

Total Liabilities	212,479

Net Assets	$102,260,192

Represented by:
Capital	$106,709,762
Accumulated undistributed net investment income	13,639
Accumulated net realized losses from investments	(5,156,874)
Net unrealized appreciation/(depreciation) from investments	693,665

Net Assets	$102,260,192

Net Assets:
Class A Shares	$91,545,118
Class C Shares	10,164,125
Institutional Service Class Shares	540,385
Institutional Class Shares	10,564

Total	$102,260,192

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,227,306
Class C Shares	1,025,861
Institutional Service Class Shares	54,469
Institutional Class Shares	1,065

Total	10,308,701

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Ziegler Wisconsin Tax Exempt Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.92
Class C Shares (b)	$9.91
Institutional Service Class Shares	$9.92
Institutional Class Shares	$9.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.15

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Ziegler Wisconsin Tax Exempt Fund
INVESTMENT INCOME:
Interest income	$4,191,914
Dividend income	904

Total Income	4,192,818

EXPENSES:
Investment advisory fees	549,483
Fund administration fees	105,673
Distribution fees Class A	245,573
Distribution fees Class C	82,796
Administrative servicing fees Class A	38,506
Administrative servicing fees Class C	4,585
Administrative servicing fees Institutional Service Class	182
Registration and filing fees	6,191
Professional fees	41,297
Printing fees	10,925
Trustee fees	3,023
Custodian fees	3,852
Accounting and transfer agent fees	48,479
Other	4,378

Total expenses before earnings credit and expenses reimbursed	1,144,943

Earnings credit (Note 4)	(108)
Expenses reimbursed by adviser (Note 3)	(108,132)

Net Expenses	1,036,703

NET INVESTMENT INCOME	3,156,115

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(71,854)
Net change in unrealized appreciation/(depreciation) from investments	(2,970,685)

Net realized/unrealized losses from investments	(3,042,539)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$113,576

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$3,156,115	$874,665	$3,945,703
Net realized losses from investments	(71,854)	(69,918)	(4,759,889)
Net change in unrealized appreciation/(depreciation) from investments	(2,970,685)	1,213,779	1,844,901

Change in net assets resulting from operations	113,576	2,018,526	1,030,715

Distributions to Shareholders From:
Net investment income:
Class A	(2,863,892)	(791,312)	(3,547,872)
Class B (b)	–	–	(701)
Class C	(272,771)	(75,062)	(364,785)
Institutional Service Class (c)	(19,539)	(5,057)	(17,644)
Institutional Class	(337)	(84)	(299	)(d)

Change in net assets from shareholder distributions	(3,156,539)	(871,515)	(3,931,301)

Change in net assets from capital transactions	(15,195,160)	(3,395,059)	(26,358,317)

Change in net assets	(18,238,123)	(2,248,048)	(29,258,903)

Net Assets:
Beginning of period	120,498,315	122,746,363	152,005,266

End of period	$102,260,192	$120,498,315	$122,746,363

Accumulated undistributed net investment income at end of period	$13,639	$16,789	$14,362

CAPITAL TRANSACTIONS:
Class A Shares (Note 10)
Proceeds from shares issued	$2,033,609	$399,968	$2,131,046
Proceeds from shares issued from class conversion	–	–	332,070
Dividends reinvested	2,521,526	683,406	2,876,602
Cost of shares redeemed	(18,065,466)	(4,046,264)	(26,060,405)

Total Class A Shares	(13,510,331)	(2,962,890)	(20,720,687)

Class B Shares (Note 10) (b)
Proceeds from shares issued	–	–	–
Dividends reinvested	–	–	602
Cost of shares redeemed in class conversion	–	–	(332,070)
Cost of shares redeemed	–	–	(164,770)

Total Class B Shares	–	–	(496,238)

Class C Shares (Note 10)
Proceeds from shares issued	311,680	83,827	353,590
Dividends reinvested	258,237	70,280	309,049
Cost of shares redeemed	(2,172,794)	(752,005)	(5,366,869)

Total Class C Shares	(1,602,877)	(597,898)	(4,704,230)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 10) (c)
Proceeds from shares issued	$111,581	$218,809	$230,984
Dividends reinvested	18,916	4,908	13,222
Cost of shares redeemed	(212,786)	(58,072)	(691,685)

Total Institutional Service Class Shares	(82,289)	165,645	(447,479)

Institutional Class Shares
Proceeds from shares issued	–	–	14,119	(d)
Dividends reinvested	337	84	292	(d)
Cost of shares redeemed	–	–	(4,094	)(d)

Total Institutional Class Shares	337	84	10,317	(d)

Change in net assets from capital transactions	$(15,195,160)	$(3,395,059)	$(26,358,317)

SHARE TRANSACTIONS:
Class A Shares (Note 10)
Issued	202,594	39,185	211,499
Issued in class conversion	–	–	33,262
Reinvested	251,464	67,044	284,348
Redeemed	(1,797,950)	(397,084)	(2,580,977)

Total Class A Shares	(1,343,892)	(290,855)	(2,051,868)

Class B Shares (Note 10) (b)
Issued	–	–	–
Reinvested	–	–	59
Redeemed in class conversion	–	–	(33,303)
Redeemed	–	–	(16,248)

Total Class B Shares	–	–	(49,492)

Class C Shares (Note 10)
Issued	30,953	8,216	35,074
Reinvested	25,786	6,901	30,594
Redeemed	(216,624)	(73,982)	(533,181)

Total Class C Shares	(159,885)	(58,865)	(467,513)

Institutional Service Class Shares (Note 10) (c)
Issued	10,923	21,581	22,934
Reinvested	1,887	481	1,307
Redeemed	(21,291)	(5,683)	(68,103)

Total Institutional Service Class Shares	(8,481)	16,379	(43,862)

Institutional Class Shares
Issued	–	–	1,404	(d)
Reinvested	33	9	29	(d)
Redeemed	–	–	(410	)(d)

Total Institutional Class Shares	33	9	1,023	(d)

Total change in shares	(1,512,225)	(333,332)	(2,611,712)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Wisconsin Tax Exempt Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$10.19	0.29	(0.27)	0.02	(0.29)	–	(0.29)	$9.92	0.23%		$91,545,118	0.90%	2.92%	0.99%	2.62%
Period Ended October 31, 2014 (g)(h)	$10.10	0.07	0.09	0.16	(0.07)	–	(0.07)	$10.19	1.62%		$107,773,178	0.90%	2.88%	1.09%	0.76%
Year Ended July 31, 2014 (g)	$10.30	0.31	(0.21)	0.10	(0.30)	–	(0.30)	$10.10	1.06%		$109,711,271	0.90%	3.03%	1.05%	8.61%
Year Ended July 31, 2013 (g)	$10.88	0.30	(0.58)	(0.28)	(0.30)	–	(0.30)	$10.30	(2.65%	)	$132,960,429	0.90%	2.79%	1.29%	14.00%
Year Ended July 31, 2012 (g)	$10.37	0.34	0.51	0.85	(0.34)	–	(0.34)	$10.88	8.30%		$146,648,612	0.90%	3.17%	1.31%	13.00%
Year Ended July 31, 2011 (g)	$10.52	0.36	(0.13)	0.23	(0.37)	(0.01)	(0.38)	$10.37	2.28%		$130,165,154	0.90%	3.53%	1.31%	10.00%

Class C Shares
Year Ended October 31, 2015 (g)	$10.18	0.25	(0.27)	(0.02)	(0.25)	–	(0.25)	$9.91	(0.22%	)	$10,164,125	1.35%	2.47%	1.50%	2.62%
Period Ended October 31, 2014 (g)(h)	$10.09	0.06	0.09	0.15	(0.06)	–	(0.06)	$10.18	1.51%		$12,072,832	1.35%	2.44%	1.60%	0.76%
Year Ended July 31, 2014 (g)	$10.28	0.26	(0.19)	0.07	(0.26)	–	(0.26)	$10.09	0.71%		$12,554,401	1.35%	2.58%	1.50%	8.61%
Year Ended July 31, 2013 (g)	$10.87	0.25	(0.59)	(0.34)	(0.25)	–	(0.25)	$10.28	(3.18%	)	$17,604,748	1.35%	2.34%	1.54%	14.00%
Year Ended July 31, 2012 (g)	$10.36	0.29	0.51	0.80	(0.29)	–	(0.29)	$10.87	7.82%		$17,595,471	1.35%	2.71%	1.56%	13.00%
Year Ended July 31, 2011 (g)	$10.51	0.32	(0.14)	0.18	(0.32)	(0.01)	(0.33)	$10.36	1.93%		$10,831,411	1.35%	3.08%	1.56%	10.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2015 (g)	$10.20	0.32	(0.28)	0.04	(0.32)	–	(0.32)	$9.92	0.38%		$540,385	0.65%	3.16%	0.73%	2.62%
Period Ended October 31, 2014 (g)(h)	$10.10	0.08	0.10	0.18	(0.08)	–	(0.08)	$10.20	1.79%		$641,793	0.65%	3.14%	0.87%	0.76%
Year Ended July 31, 2014 (g)	$10.30	0.33	(0.20)	0.13	(0.33)	–	(0.33)	$10.10	1.31%		$470,359	0.65%	3.28%	0.83%	8.61%
Year Ended July 31, 2013 (g)	$10.88	0.33	(0.58)	(0.25)	(0.33)	–	(0.33)	$10.30	(2.40%	)	$931,021	0.65%	3.04%	1.04%	14.00%
Year Ended July 31, 2012 (g)	$10.37	0.36	0.52	0.88	(0.37)	–	(0.37)	$10.88	8.57%		$705,422	0.65%	3.42%	1.06%	13.00%
Period Ended July 31, 2011 (g)(j)	$10.52	0.38	(0.12)	0.26	(0.40)	(0.01)	(0.41)	$10.37	2.45%		$281,684	0.65%	3.78%	1.06%	10.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$10.19	0.32	(0.27)	0.05	(0.32)	–	(0.32)	$9.92	0.53%		$10,564	0.60%	3.22%	0.70%	2.62%
Period Ended October 31, 2014 (g)(h)	$10.10	0.08	0.09	0.17	(0.08)	–	(0.08)	$10.19	1.70%		$10,512	0.60%	3.19%	0.82%	0.76%
Period Ended July 31, 2014 (g)(k)	$10.06	0.29	0.04	0.33	(0.29)	–	(0.29)	$10.10	3.32%		$10,332	0.60%	3.34%	0.71%	8.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from August 3, 2010 (commencement of operations) through July 31, 2011. Total return is calculated based on inception date of August 3, 2010 through July 31, 2011.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2015

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2015, the Trust operates fifty-one (51) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Bond Fund (“Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide HighMark Bond Fund (“HM Bond”)

- Nationwide HighMark California Intermediate Tax Free Bond Fund (“California Intermediate Tax Free Bond”)

- Nationwide HighMark National Intermediate Tax Free Bond Fund (“National Intermediate Tax Free Bond”)

- Nationwide HighMark Short Term Bond Fund (“Short Term Bond”)

- Nationwide High Yield Bond Fund (“High Yield Bond”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Money Market Fund (“Money Market”)

- Nationwide Ziegler Wisconsin Tax Exempt Fund (“Wisconsin Tax Exempt”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Prime Class, Service Class, Institutional Service Class and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt (collectively the “Nationwide HighMark Funds”) commenced operations on September 16, 2013 as a result of a tax free reorganization in which each Fund acquired all of the assets, subject to all liabilities and obligations, of the HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark Short Term Bond Fund, and HighMark Wisconsin Tax-Exempt Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Each Fund has adopted the historical performance of its corresponding Predecessor Fund. Each Fund and its corresponding Predecessor Fund have substantially similar objectives and investment strategies.

The fiscal year end for the Nationwide HighMark Funds previously changed from July 31, 2014 to October 31, 2014. As such, the fiscal year ended October 31, 2014 for the Nationwide HighMark Funds reflects the three month period from August 1, 2014 through October 31, 2014.

Each of the Funds, except Wisconsin Tax Exempt, is a diversified fund, as defined in the 1940 Act. Wisconsin Tax Exempt is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

Notes to Financial Statements (Continued)

October 31, 2015

and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are fair valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Notes to Financial Statements (Continued)

October 31, 2015

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

Securities held by Money Market are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

At October 31, 2015, 100% of the market value of Bond, Government Bond, Short Term Bond, and Inflation-Protected Securities was determined based on Level 2 inputs.

Notes to Financial Statements (Continued)

October 31, 2015

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2015. Please refer to the Statements of Investments for additional information on portfolio holdings.

Core Plus Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Security	$—	$6,495,096	$—	$6,495,096
Collateralized Mortgage Obligations	—	8,116,478	—	8,116,478
Commercial Mortgage Backed Securities	—	17,502,814	—	17,502,814
Corporate Bonds	—	467,587,557	—	467,587,557
Mutual Fund	1,419,491	—	—	1,419,491
Preferred Stocks	24,186,958	5,856,597	—	30,043,555
Repurchase Agreement	—	23,447,012	—	23,447,012
U.S. Government Mortgage Backed Agencies	—	311,365,362	—	311,365,362
U.S. Treasury Bond	—	5,017,377	—	5,017,377
U.S. Treasury Notes	—	89,279,758	—	89,279,758
Yankee Dollars	—	6,658,976	—	6,658,976
Total	$25,606,449	$941,327,027	$—	$966,933,476

HM Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$41,783,157	$—	$41,783,157
Collateralized Mortgage Obligations	—	4,994,437	—	4,994,437
Commercial Mortgage Backed Securities	—	15,071,616	—	15,071,616
Corporate Bonds	—	302,309,150	—	302,309,150
Municipal Bonds	—	19,780,687	—	19,780,687
Mutual Fund	238,549	—	—	238,549
Repurchase Agreement	—	3,940,334	—	3,940,334
Sovereign Bond	—	1,338,968	—	1,338,968
U.S. Government Mortgage Backed Agencies	—	77,049,326	—	77,049,326
U.S. Treasury Bond	—	11,255,691	—	11,255,691
U.S. Treasury Notes	—	76,559,780	—	76,559,780
Total	$238,549	$554,083,146	$—	$554,321,695

California Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$181,659,785	$—	$181,659,785
Mutual Fund	406,206	—	—	406,206
Total	$406,206	$181,659,785	$—	$182,065,991

National Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$61,105,733	$—	$61,105,733
Mutual Fund	871,544	—	—	871,544
Total	$871,544	$61,105,733	$—	$61,977,277

Notes to Financial Statements (Continued)

October 31, 2015

High Yield Bond

	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage Backed Security	$—	$106,119	$—	$106,119
Common Stock	—	—	—	—
Corporate Bonds
Aerospace & Defense	—	101,000	—	101,000
Airlines	—	77,280	—	77,280
Auto Components	—	1,171,125	—	1,171,125
Automobiles	—	165,630	—	165,630
Banks	—	1,684,498	—	1,684,498
Building Products	—	639,519	—	639,519
Capital Markets	—	454,598	—	454,598
Chemicals	—	616,021	—	616,021
Commercial Services & Supplies	—	791,869	—	791,869
Communications Equipment	—	264,358	—	264,358
Construction & Engineering	—	154,875	—	154,875
Construction Materials	—	425,250	—	425,250
Consumer Finance	—	1,665,200	—	1,665,200
Containers & Packaging	—	977,266	—	977,266
Distributors	—	417,187	—	417,187
Diversified Financial Services	—	707,731	—	707,731
Diversified Telecommunication Services	—	2,746,414	—	2,746,414
Electric Utilities	—	89,500	—	89,500
Electrical Equipment	—	321,437	—	321,437
Electronic Equipment & Instruments	—	102,125	—	102,125
Electronic Equipment, Instruments & Components	—	104,750	—	104,750
Energy Equipment & Services	—	111,703	—	111,703
Food & Staples Retailing	—	25,250	—	25,250
Food Products	—	317,085	—	317,085
Gas Utilities	—	1,124,795	—	1,124,795
Health Care Providers & Services	—	1,812,186	—	1,812,186
Hotels, Restaurants & Leisure	—	1,471,362	—	1,471,362
Household Durables	—	519,848	—	519,848
Household Products	—	262,844	—	262,844
Industrial Conglomerates	—	46,875	—	46,875
Information Technology Services	—	630,214	—	630,214
Insurance	—	358,312	—	358,312
Internet & Catalog Retail	—	158,375	—	158,375
Internet Software & Services	—	338,000	—	338,000
Leisure Products	—	75,938	—	75,938
Machinery	—	502,346	—	502,346
Marine	—	334,188	—	334,188
Media	—	3,521,735	—	3,521,735
Metals & Mining	—	971,831	—	971,831
Multiline Retail	—	26,344	—	26,344
Multi-Utilities & Unregulated Power	—	761,975	—	761,975
Oil, Gas & Consumable Fuels	—	2,622,912	—	2,622,912
Paper & Forest Products	—	562,813	—	562,813
Personal Products	—	101,250	—	101,250
Pharmaceuticals	—	1,027,380	—	1,027,380
Real Estate Investment Trusts (REITs)	—	171,950	—	171,950
Real Estate Management & Development	—	103,750	—	103,750

Notes to Financial Statements (Continued)

October 31, 2015

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Road & Rail	$—	$669,393	$—	$669,393
Semiconductors & Semiconductor Equipment	—	286,000	—	286,000
Software	—	903,006	—	903,006
Specialty Retail	—	236,125	—	236,125
Thrifts & Mortgage Finance	—	272,938	—	272,938
Trading Companies & Distributors	—	26,313	—	26,313
Wireless Telecommunication Services	—	950,139	—	950,139
Total Corporate Bonds	$—	$34,982,808	$—	$34,982,808
Warrant	—	—	—	—
Yankee Dollar	—	274,152	—	274,152
Total	$—	$35,363,079	$—	$35,363,079

Money Market

	Level 1	Level 2	Level 3	Total
Assets:
Certificates of Deposit	$—	$103,000,000	$—	$103,000,000
Commercial Paper	—	592,290,452	—	592,290,452
Corporate Bonds	—	61,966,569	—	61,966,569
Mutual Funds	99,974,915	—	—	99,974,915
Repurchase Agreement	—	126,905,000	—	126,905,000
U.S. Treasury Note	—	10,056,473	—	10,056,473
Total	$99,974,915	$894,218,494	$—	$994,193,409

Wisconsin Tax Exempt

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$97,499,275	$—	$97,499,275
Mutual Fund	3,756,024	—	—	3,756,024
Total	$3,756,024	$97,499,275	$—	$101,255,299

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2015, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2015, High Yield Bond held 1 common stock, 1 corporate bond, and 1 warrant investment that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Securities Lending

During the year ended October 31, 2015, Core Plus Bond and HM Bond entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. The Securities Lending Agency Agreement can be terminated by a Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

Notes to Financial Statements (Continued)

October 31, 2015

The Funds receive payments from BBH equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Institutional Money Market Fund, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2015, the Securities Lending Agreement does not permit the Funds to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended October 31, 2015, Core Plus Bond and HM Bond, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2015, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $229,801,150, collateralized by a U.S. Treasury Note , 1.50%, maturing 11/30/19; total market value $234,396,000.

Notes to Financial Statements (Continued)

October 31, 2015

At October 31, 2015, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Core Plus Bond	BNP Paribas Securities Corp.	$23,447,012	$—	$23,447,012	$(23,447,012)	$—
HM Bond	BNP Paribas Securities Corp.	3,940,334	—	3,940,334	(3,940,334)	—

Amounts designated as “—” are zero.

*	At October 31, 2015, the value of the collateral received exceeded the market value of the Funds’ proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

During the year ended October 31, 2015, Money Market, along with another series of Nationwide Variable Insurance Trust (“NVIT”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), Money Market’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan, takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, Money Market has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Money Market may be delayed or limited.

At October 31, 2015, the joint repo on a gross basis was as follows:

ING Financial Markets LLC, 0.09%, dated 10/30/15, due 11/02/15, repurchase price $269,296,992, collateralized by U.S. Government Agency Securities, 0.40% — 6.00%, maturing 08/25/35 — 02/25/43; total market value $277,355,907.

At October 31, 2015, Money Market’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Money Market	ING Financial Markets LLC	$126,905,000	$—	$126,905,000	$(126,905,000)	$—

Amounts designated as “—” are zero.

Notes to Financial Statements (Continued)

October 31, 2015

*	At October 31, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for Money Market’s undivided interest in the joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations. In the event that a deflation reduction exceeds total interest income, the amount characterized as deflation is recorded as an increase to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/loss from investment transactions in the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2015 are primarily attributable to basis adjustments on securities sold, capital loss carryforward expiration, contribution from investment advisor, deflation adjustment on inflation-indexed securities, distribution redesignations, equalization credits utilized, market discount on sales, paydown losses, and reclassification of consent fees. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended October 31, 2015 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Bond	$—	$135,430	$(135,430)
Core Plus Bond	14,500	2,375,224	(2,389,724)
Government Bond	—	81,036	(81,036)
HM Bond	—	492,283	(492,283)
California Intermediate Tax Free Bond	—	(11,046)	11,046
National Intermediate Tax Free Bond	296	264	(560)
Short Term Bond	(135,829)	1,050,987	(915,158)
High Yield Bond	(1,000,707)	375	1,000,332
Inflation-Protected Securities	—	1,263,490	(1,263,490)
Money Market	255,169	—	(255,169)
Wisconsin Tax Exempt	—	(2,726)	2,726

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2015

(f)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser for each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2015, the subadviser for each Fund is as follows:

Fund	Subadviser
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
Core Plus Bond	Thompson, Siegel & Walmsley LLC
Government Bond	NWAM(a)
HM Bond	HighMark Capital Management, Inc. (“HighMark”)
California Intermediate Tax Free Bond	HighMark

Notes to Financial Statements (Continued)

October 31, 2015

Fund	Subadviser
National Intermediate Tax Free Bond	HighMark
Short Term Bond	HighMark
High Yield Bond	UBS Global Asset Management (Americas) Inc.
Inflation-Protected Securities	NWAM(a)
Money Market	Federated Investment Management Company
Wisconsin Tax Exempt	Ziegler Capital Management, LLC
(a)	NWAM is an affiliate of NFA.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2015, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond(a)	Up to $250 million	0.44%
	$250 million up to $1 billion	0.415%
	$1 billion up to $2 billion	0.39%
	$2 billion up to $5 billion	0.365%
	$5 billion and more	0.34%
Core Plus Bond	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	On $1 billion and more	0.40%
Government Bond	Up to $250 million	0.45%
	$250 million up to $1 billion	0.425%
	$1 billion up to $2 billion	0.40%
	$2 billion up to $5 billion	0.375%
	$5 billion and more	0.35%
HM Bond(a)	Up to $250 million	0.44%
	$250 million up to $1 billion	0.415%
	$1 billion up to $2 billion	0.39%
	$2 billion up to $5 billion	0.365%
	$5 billion and more	0.34%
California Intermediate Tax Free Bond(a)	Up to $250 million	0.45%
	On $250 million and more	0.40%
National Intermediate Tax Free Bond(a)	Up to $250 million	0.45%
	On $250 million and more	0.40%
Short Term Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%
High Yield Bond	Up to $500 million	0.55%
	$500 million up to $1 billion	0.50%
	On $1 billion and more	0.475%
Inflation-Protected Securities	Up to $1 billion	0.25%
	On $1 billion and more	0.23%

Notes to Financial Statements (Continued)

October 31, 2015

Fund	Fee Schedule	Advisory Fee (annual rate)
Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	$5 billion and more	0.34%
Wisconsin Tax Exempt	Up to $250 million	0.50%
	On $250 million and more	0.40%
(a)	For the period from May 1, 2015 through October 31, 2015.

Prior to May 1, 2015, under the terms of the Investment Advisory Agreement, Bond, HM Bond, California Intermediate Tax Free Bond, and National Intermediate Tax Free Bond paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	$5 billion and more	0.40%
HM Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	$5 billion and more	0.40%
California Intermediate Tax Free Bond	All Assets	0.50%
National Intermediate Tax Free Bond

Due to a reduction in the subadvisory fees payable by NFA with respect to Government Bond, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $8,723, for which NFA shall not be entitled to later seek recoupment.

For the year ended October 31, 2015, the effective advisory fee rates before and after contractual and voluntary advisory fee waivers were as follows:

Fund	Effective Advisory Fee Rate Before Voluntary* Fee Waivers	Effective Advisory Fee Rate After Voluntary* Fee Waivers
Bond	0.44%	N/A
Core Plus Bond	0.44	N/A
Government Bond	0.45	0.44%
HM Bond	0.45	N/A
California Intermediate Tax Free Bond	0.47	N/A
National Intermediate Tax Free Bond	0.48	N/A
Short Term Bond	0.35	N/A
High Yield Bond	0.55	N/A
Inflation-Protected Securities	0.25	N/A
Money Market	0.39	0.12
Wisconsin Tax Exempt	0.50	N/A

N/A — Not Applicable.

*	Voluntary waivers may be discontinued at any time at the discretion of NFA.

Notes to Financial Statements (Continued)

October 31, 2015

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid the affiliated subadviser $629,227 during the year ended October 31, 2015.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2016.

Fund	Classes	Amount (annual rate)
Bond	All Classes	0.44	%(a)
Core Plus Bond	All Classes	0.70
Government Bond	All Classes	0.76	(b)
High Yield Bond	All Classes	0.75
Inflation-Protected Securities	All Classes	0.30
Money Market	Prime	0.59
	Institutional Class	0.59
	Service Class	0.59	(c)
(a)	Pursuant to an amendment to the Expense Limitation Agreement, the expense limitation that applies to Bond was reduced from 0.55% to 0.44% effective February 2, 2015.
(b)	Pursuant to an amendment to the Expense Limitation Agreement, Government Bond was added to the agreement effective May 1, 2015 until April 30, 2016.
(c)	Effective until February 29, 2016, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2016.

Fund	Class A	Class C	Institutional Service Class	Institutional Class
HM Bond	0.97%	1.40%	0.72%	0.65%
California Intermediate Tax Free Bond	0.79	1.24	0.54	0.49
National Intermediate Tax Free Bond	0.77	1.22	0.52	0.47
Short Term Bond	0.76	1.20	0.51	0.45
Wisconsin Tax Exempt	0.90	1.35	0.65	0.60

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of

Notes to Financial Statements (Continued)

October 31, 2015

amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2015, the cumulative potential reimbursements for the Funds, listed by the year or period in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2013 Amount		Period Ended July 31, 2014(a)	Fiscal Year 2014 Amount		Fiscal Year 2015 Amount	Total
Bond	$309,610		N/A	$278,508		$336,736	$924,854
Core Plus Bond	26	(b)	N/A	—		—	26
Government Bond	N/A		N/A	N/A		4,983	4,983
HM Bond	N/A		$—	21,179	(c)	—	21,179
California Intermediate Tax Free Bond	N/A		235,685	95,358	(c)	209,413	540,456
National Intermediate Tax Free Bond	N/A		212,031	85,316	(c)	194,433	491,780
Short Term Bond	N/A		5,849	13,785	(c)	31,305	50,939
High Yield Bond	210,496	(d)	N/A	161,537		148,837	520,870
Inflation-Protected Securities	166,823		N/A	121,641		102,179	390,643
Money Market	—		—	—		—	—
Wisconsin Tax Exempt	N/A		126,293	59,124	(c)	108,132	293,549

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from September 16, 2013 through July 31, 2014.
(b)	For the period from April 22, 2013 through October 31, 2013.
(c)	For the period from August 1, 2014 through October 31, 2014.
(d)	For the periods from November 19, 2012 through June 30, 2013 and July 1, 2013 through October 31, 2013, the cumulative potential reimbursements amounted to $102,897 and $107,599, respectively.

Pursuant to the Expense Limitation Agreement, during the year ended October 31, 2015, HM Bond reimbursed NFA in the amount of $16,691.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NVIT, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2015, NFM earned $1,754,225 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

Notes to Financial Statements (Continued)

October 31, 2015

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2015, the Funds’ aggregate portion of such costs amounted to $13,617.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)	Service Class Shares
Bond	0.25%	1.00%	0.50%	N/A
Core Plus Bond	0.25	N/A	N/A	N/A
Government Bond	0.25	1.00	0.50	N/A
HM Bond	0.25	0.75	N/A	N/A
California Intermediate Tax Free Bond	0.25	0.75	N/A	N/A
National Intermediate Tax Free Bond	0.25	0.75	N/A	N/A
Short Term Bond	0.25	0.75	N/A	N/A
High Yield Bond	0.25	0.75	N/A	N/A
Inflation-Protected Securities	0.25	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	0.15%
Wisconsin Tax Exempt	0.25	0.75	N/A	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Core Plus Bond and High Yield Bond Class A sales charges range from 0.00% to 4.25%, and Bond, Government Bond, HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, Inflation-Protected Securities and Wisconsin Tax Exempt Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2015, the Funds imposed front-end sales charges of $107,808. From these fees, NFD retained a portion amounting to $9,565.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase.

Notes to Financial Statements (Continued)

October 31, 2015

Applicable Class A CDSCs are 0.75% for Bond, Core Plus Bond, Government Bond, High Yield Bond, and Inflation-Protected Securities and 0.50% for HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt. Class C CDSCs are 1.00% for Bond, Government Bond, HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt and 0.75% for High Yield Bond. During the year ended October 31, 2015, the Funds imposed CDSCs of $1,967. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Prime, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2015, the effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A Shares	Class C Shares	Class R Shares	Prime Shares	Institutional Service Class Shares	Service Class Shares
Bond	0.06%	0.07%	0.21%	N/A	0.03%	N/A
Core Plus Bond	0.07	N/A	N/A	N/A	0.06	N/A
Government Bond	0.12	0.05	0.25	N/A	0.08	N/A
HM Bond	0.15	0.10	N/A	N/A	0.15	N/A
California Intermediate Tax Free Bond	0.06	0.06	N/A	N/A	0.03	N/A
National Intermediate Tax Free Bond	0.05	0.05	N/A	N/A	0.01	N/A
Short Term Bond	0.07	0.09	N/A	N/A	0.04	N/A
High Yield Bond	0.12	0.13	N/A	N/A	0.17	N/A
Inflation-Protected Securities	—	N/A	N/A	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	—	N/A	—
Wisconsin Tax Exempt	0.04	0.04	N/A	N/A	0.03	N/A

N/A — Not Applicable.

Amounts designated as “—” have been rounded to zero.

For the year ended October 31, 2015, each Fund’s total administrative services fees were as follows:

Fund	Amount
Bond	$30,978
Core Plus Bond	2,282
Government Bond	67,392
HM Bond	782,348
California Intermediate Tax Free Bond	84,729
National Intermediate Tax Free Bond	12,754
Short Term Bond	126,886
High Yield Bond	37,653
Inflation-Protected Securities	—
Money Market	—
Wisconsin Tax Exempt	43,273

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2015

During the year ended October 31, 2015, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $2,642,478. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $4,787. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $638,818. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

On June 25, 2015, NFA, the investment adviser to Money Market, made a contribution of $1,865,666 to the Fund primarily to offset capital losses incurred by Money Market due to the sale of securities. The contribution had no impact to the total return of Money Market.

As of October 31, 2015, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond	85.24%
Core Plus Bond	91.44
Government Bond	22.29
HM Bond	30.66
California Intermediate Tax Free Bond	0.01
National Intermediate Tax Free Bond	0.02
Short Term Bond	47.95
High Yield Bond	0.28
Inflation-Protected Securities	99.88
Money Market	20.68
Wisconsin Tax Exempt	0.01

4.  Line of Credit and Earnings Credit

Effective July 16, 2015, the Trust, excluding Money Market, and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the year ended October 31, 2015, the Funds had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

Notes to Financial Statements (Continued)

October 31, 2015

5.  Investment Transactions

For the year ended October 31, 2015, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond	$518,775,081	$185,596,830
Core Plus Bond	847,570,391	678,842,761
Government Bond	18,412,177	21,743,940
HM Bond	331,596,930	225,712,874
California Intermediate Tax Free Bond	18,500,796	14,285,580
National Intermediate Tax Free Bond	8,627,618	13,704,984
Short Term Bond	142,087,603	256,138,750
High Yield Bond	16,619,512	23,082,159
Inflation-Protected Securities	71,268,268	182,478,594
Wisconsin Tax Exempt	2,793,621	19,211,525
*	Includes purchases and sales of long-term U.S. Government securities, if any.

For the year ended October 31, 2015, purchases and sales of U.S. Government securities (including short-term securities) were as follows:

Fund	Purchases	Sales
Bond	$292,168,770	$158,692,810
Core Plus Bond	263,876,037	283,811,762
Government Bond	4,312,484	16,097,659
HM Bond	52,315,686	38,306,357
California Intermediate Tax Free Bond	—	—
National Intermediate Tax Free Bond	—	—
Short Term Bond	9,232,246	21,818,345
High Yield Bond	—	—
Inflation-Protected Securities	93,238,012	182,478,594
Money Market	35,064,322	25,000,000
Wisconsin Tax Exempt	—	—

Amounts designated as “—” are zero or have been rounded to zero.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and

Notes to Financial Statements (Continued)

October 31, 2015

repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Concentration of Credit Risk

As of the date of these financial statements, the California Intermediate Tax-Free Bond Fund invests in debt securities issued by the State of California and its political subdivisions. As of the date of these financial statements, the Wisconsin Tax- Exempt Fund invests in debt securities issued by the State of Wisconsin and its political subdivisions. The ability of the issuers of the securities held by these Funds to meet their obligations may be affected by economic and political developments in their respective states.

Other

California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, and Wisconsin Tax Exempt may invest through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis into one of the following money market funds: Goldman Sachs Tax Exempt California Fund, Institutional Shares, Dreyfus Tax Exempt Cash Management, Institutional Shares, or Invesco Tax Free Cash Reserve Portfolio, Institutional Shares. As with investments in any money market fund, the Funds’ investments in the aforementioned money market funds are neither guaranteed nor insured, and shares of these money market funds may decline in value, causing losses to the Funds.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds’ financial statement disclosures.

In July 2014, the SEC adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. Money Market is required to comply with these amendments, and the compliance dates for the various amendments range from July 14, 2015 to October 14, 2016. As a result of the amendments, Money Market may be required to take certain steps with respect to its structure and/or operations. On September 9, 2015, the Board of Trustees approved a proposal to convert Money Market into a government money market fund, effective October 14, 2016. Upon conversion, Money Market will operate as a “government money market fund,” as such term is defined in Rule 2a-7(a)(16) of the 1940 Act.

Notes to Financial Statements (Continued)

October 31, 2015

In May 2015, the FASB issued ASU No. 2015-07: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the impact ASU 2015-07 will have on the Funds financial statement disclosures.

9.  Other

As of October 31, 2015, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond	54.58%	3	(a)
Core Plus Bond	20.99	1	(a)
Government Bond	42.66	3
HM Bond	76.26	5
California Intermediate Tax Free Bond	67.02	4
National Intermediate Tax Free Bond	68.70	3
Short Term Bond	47.50	3	(a)
High Yield Bond	61.49	2
Inflation-Protected Securities	68.47	4	(a)
Money Market	66.15	2
Wisconsin Tax Exempt	29.77	1
(a)	Each such account is the account of an affiliated fund.

10.  Reorganization

The Nationwide HighMark Funds commenced operation on September 16, 2013 as a result of a tax free reorganization in which each Fund acquired all of the assets, subject to all liabilities and obligations, of the Predecessor Fund. Class A and Class B, Class C, and Fiduciary shareholders of each Predecessor Fund received Class A, Class C, and Institutional Service Class shares, respectively, of the Nationwide HighMark Fund with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the respective Predecessor Funds immediately prior to the reorganization. Each Predecessor Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Nationwide HighMark Fund reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, each Predecessor Fund’s operating history prior to the reorganization is reflected in the Nationwide HighMark Fund’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the Nationwide HighMark Fund as noted below.

Fund/Class	Shares	Value
HM Bond
Class A	2,306,938	$24,906,629
Class B**	7,234	77,778
Class C	1,240,147	13,312,114
Institutional Service Class*	26,544,533	291,849,172

Notes to Financial Statements (Continued)

October 31, 2015

Fund/Class	Shares	Value
California Intermediate Tax Free Bond
Class A	6,970,811	$70,555,059
Class C	3,490,146	35,188,004
Institutional Service Class*	10,733,860	109,199,848
National Intermediate Tax Free Bond
Class A	1,509,371	16,969,709
Class C	603,212	6,789,697
Institutional Service Class*	5,420,075	60,983,970
Short Term Bond
Class A	4,322,803	43,089,271
Class C	2,602,075	26,249,990
Institutional Service Class*	8,932,889	89,162,736
Wisconsin Tax Exempt
Class A	12,406,596	123,860,012
Class B**	33,303	332,070
Class C	1,576,731	15,717,642
Institutional Service Class*	63,797	636,889
*	Effective September 16, 2013, Fiduciary shares were renamed Institutional Service Class Shares.
**	Effective September 16, 2013, Class B Shares were converted into Class A Shares. See Statements of Changes in Net Assets for additional information.

11.  Merger

At close of business on October 10, 2014, Nationwide HighMark Short Term Bond Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund (“Target Fund 1” and “Target Fund 2”, respectively, and, collectively, the “Target Funds”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 11, 2014. The reorganization of Target Fund 1 was approved by the shareholders of Target Fund 1 at a meeting held on September 25, 2014 and the reorganization of Target Fund 2 was not required to be approved by the shareholders of Target Fund 2. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 8,489,530 shares of the Acquiring Fund, valued at $85,070,066, for the assets of the Target Funds. The investment portfolios of Target Fund 1 and Target Fund 2, with fair values of $9,311,121 and $74,054,333 and identified costs of $9,294,829 and $74,172,976, respectively at October 10, 2014, were the principal assets acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $402,921,036. The combined net assets of the Acquiring Fund immediately following the acquisition were $487,991,102. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A, Class C, Institutional Service Class, and Institutional Class shares of the Target Funds received a number of shares relative to the net assets received of the corresponding class of the Acquiring Fund. Shareholders of Class R and Service Class shares of the Target Funds received a number of shares relative to the net assets received of Class A of the Acquiring Fund.

Notes to Financial Statements (Continued)

October 31, 2015

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund 1
Nationwide Enhanced Income Fund				$16,292
Class A	677,117	$6,011,509	$8.8781
Class R	905	8,019	8.8631
Institutional Service Class	460,856	4,097,235	8.8905
Institutional Class	34,235	303,883	8.8764
Target Fund 2
Nationwide Short Duration Bond Fund				$(118,643)
Class A	3,206,319	$32,267,781	$10.0638
Class C	559,400	5,634,335	10.0721
Institutional Service Class	529,503	5,326,593	10.0596
Institutional Class	907,171	9,128,723	10.0628
Service Class	2,215,592	22,291,988	10.0614
Acquiring Fund
Nationwide HighMark Short Term Bond Fund				$431,984
Class A	4,356,588	$43,606,045	$10.0092
Class C	1,737,342	17,602,857	10.1321
Institutional Service Class	8,327,885	83,465,304	10.0224
Institutional Class	25,757,782	258,246,830	10.0260
After Reorganization
Nationwide HighMark Short Term Bond Fund				$329,633
Class A	10,408,944	$104,185,342	$10.0092
Class C	2,293,429	23,237,192	10.1321
Institutional Service Class	9,268,161	92,889,132	10.0224
Institutional Class	26,698,593	267,679,436	10.0260

The following pro forma information for the period ended July 31, 2014 is provided as though the reorganization had been completed on August 1, 2013, the beginning of the annual reporting period for the Fund:

●	Net investment income $3,477,246;
●	Net gain on investments $804,677;
●	Net change in unrealized appreciation/(depreciation) $338,289; and
●	Net increase in net assets resulting from operations $4,620,212.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Fund’s Statement of Operations since July 31, 2014.

Notes to Financial Statements (Continued)

October 31, 2015

12.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
Bond	$6,102,848	$730,235	$6,833,083	$—	$—	$6,833,083
Core Plus Bond	28,283,567	—	28,283,567	—	—	28,283,567
Government Bond	1,017,124	—	1,017,124	—	—	1,017,124
HM Bond	11,874,896	3,371,925	15,246,821	—	—	15,246,821
California Intermediate Tax Free Bond	—	1,421,789	1,421,789	4,278,370	—	5,700,159
National Intermediate Tax Free Bond	—	1,208,543	1,208,543	1,394,073	—	2,602,616
Short Term Bond	4,984,558	—	4,984,558	—	—	4,984,558
High Yield Bond	2,092,785	—	2,092,785	—	—	2,092,785
Inflation-Protected Securities	373,235	—	373,235	—	—	373,235
Money Market	—	—	—	—	—	—
Wisconsin Tax Exempt	—	—	—	3,156,539	—	3,156,539

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the periods ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
Bond	$2,624,134	$341,751	$2,965,885	$—	$—	$2,965,885
Core Plus Bond	15,073,244	522,051	15,595,295	—	—	15,595,295
Government Bond	1,044,697	—	1,044,697	—	—	1,044,697
HM Bond(a)	2,510,442	—	2,510,442	—	—	2,510,442
California Intermediate Tax Free Bond(a)	—	—	—	1,092,536	—	1,092,536
National Intermediate Tax Free Bond(a)	—	—	—	406,256	—	406,256
Short Term Bond(a)	1,094,259	—	1,094,259	—	—	1,094,259
High Yield Bond	2,835,485	—	2,835,485	—	—	2,835,485
Inflation-Protected Securities	1,611,643	—	1,611,643	—	—	1,611,643
Money Market	—	—	—	—	—	—
Wisconsin Tax Exempt(a)	—	—	—	871,515	—	871,515
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

(a)	For the period from August 1, 2014 through October 31, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2015

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
HM Bond	$10,622,007	$6,980,205	$17,602,212	$—	$—	$17,602,212
California Intermediate Tax Free Bond	565	400,296	400,861	4,799,650	—	5,200,511
National Intermediate Tax Free Bond	10,759	788,297	799,056	1,890,545	—	2,689,601
Short Term Bond	2,382,058	—	2,382,058	—	—	2,382,058
Wisconsin Tax Exempt	—	—	—	3,931,301	—	3,931,301
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond	$691,666	$—	$—	$691,666	$(804,656)	$(155,449)	$(2,177,388)	$(2,445,827)
Core Plus Bond	2,712,065	—	—	2,712,065	(2,533,582)	(993,147)	(4,901,639)	(5,716,303)
Government Bond	12,725	—	—	12,725	(68,023)	(96,754)	39,770	(112,282)
HM Bond	1,112,266	—	861,751	1,974,017	(1,057,628)	—	2,621,267	3,537,656
California Intermediate Tax Free Bond	—	350,862	517,220	868,082	(350,348)	—	11,378,320	11,896,054
National Intermediate Tax Free Bond	—	107,460	1,016,039	1,123,499	(107,401)	—	2,613,515	3,629,613
Short Term Bond	303,470	—	—	303,470	(365,254)	(5,603,917)	(944,695)	(6,610,396)
High Yield Bond	160,529	—	—	160,529	(153,178)	(31,536,077)	(1,791,131)	(33,319,857)
Inflation-Protected Securities	—	—	—	—	—	(5,835,795)	(9,650,075)	(15,485,870)
Money Market	23,902	—	—	23,902	—	—	—	23,902
Wisconsin Tax Exempt	—	259,294	—	259,294	(245,655)	(5,159,396)	696,187	(4,449,570)

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

Amounts designated as “—” are zero or have rounded to zero.

As of October 31, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond	$402,439,502	$3,016,334	$(5,193,722)	$(2,177,388)
Core Plus Bond	971,835,115	8,848,757	(13,750,396)	(4,901,639)

Notes to Financial Statements (Continued)

October 31, 2015

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Government Bond	$67,653,794	$1,488,111	$(1,448,341)	$39,770
HM Bond	551,700,428	10,823,096	(8,201,829)	2,621,267
California Intermediate Tax Free Bond	170,687,671	11,389,253	(10,933)	11,378,320
National Intermediate Tax Free Bond	59,363,762	2,708,873	(95,358)	2,613,515
Short Term Bond	362,207,947	858,159	(1,802,854)	(944,695)
High Yield Bond	37,154,210	622,106	(2,413,237)	(1,791,131)
Inflation-Protected Securities	217,411,852	42,951	(9,693,026)	(9,650,075)
Money Market	994,193,409	—	—	—
Wisconsin Tax Exempt	100,559,112	4,891,724	(4,195,537)	696,187

Amounts designated as “—” are zero or have rounded to zero.

As of October 31, 2015, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Bond	$155,449	Unlimited
Core Plus Bond	993,147	Unlimited
Government Bond	96,754	Unlimited
Short Term Bond *	5,389,063	Unlimited
Short Term Bond	214,854	2017
High Yield Bond	1,028,497	Unlimited
High Yield Bond	4,782,241	2016
High Yield Bond	25,725,339	2017
Inflation-Protected Securities*	5,552,057	Unlimited
Wisconsin Tax Exempt	5,159,396	Unlimited

*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended October 31, 2015, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Government Bond	$164,138	$—
HM Bond	206,943	—
Short Term Bond	—	135,829
High Yield Bond	—	1,000,707
Inflation-Protected Securities	1,565,098	—
Money Market	1,610,497	—

Amounts designated as “—” are zero or have rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2015

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2015 through October 31, 2015, that in accordance with federal income tax regulations Inflation-Protected Securities has elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2015, Inflation-Protected Securities has elected to defer late year losses in the amount of $283,738.

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide High Yield Bond Fund, Nationwide Inflation-Protected Securities Fund, Nationwide Money Market Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, underlying funds’ transfer agent, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on those statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

Supplemental Information

October 31, 2015 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the taxable year ended October 31, 2015, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Core Plus Bond	2.76%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Bond	$730,235
HM Bond	3,371,925
California Intermediate Tax Free Bond	1,421,789
National Intermediate Tax Free Bond	1,208,543

For the year ended October 31, 2015, the Funds’ percentage of earned income which was tax exempt was as follows:

Fund	Amount
California Intermediate Tax Free Bond	100.00%
National Intermediate Tax Free Bond	100.00
Wisconsin Tax Exempt	100.00

Management Information

October 31, 2015

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, and other directorships or trusteeships they have held during the past five years in any publicly-traded company or registered investment company are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	119	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	119	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	119	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	119	None

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119	Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare Foundation (non-profit foundation) since 2009.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Management Information (Continued)

October 31, 2015

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)

Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007.
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2] and NWD Investments[2].
Jennifer T. Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President, Nationwide Funds Marketing for NFS.[2] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[2] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[2]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Index Definitions (con’t.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.
Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadvisor: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadvisor manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadvisor.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-CFX 12/15

Annual Report

October 31, 2015

Nationwide Mutual Funds

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

Asset Allocation Funds

Nationwide Retirement Income Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2015

Dear Investor,

You’ve mapped out an investment plan and begun to make progress toward your future goals, such as retirement. Yet, you may be tempted to stop moving forward or change direction when you hear news of difficult economic conditions. Perhaps you questioned your financial plan during the market correction that occurred this past August or in response to conflicting reports about rising interest rates.

While headlines may be confusing or even frightening, they should not serve as the basis for investment decisions. Long-term goals don’t change just because the market does, and it’s important to remain calm and focused on your future as market noise intensifies during periods of volatility. We urge you to talk with your financial advisor regularly to discuss why you shouldn’t allow transitory economic sound bites to discourage you from climbing closer to your goals.

This report brings you a snapshot of recent market trends and your Fund’s performance for the annual reporting period ended October 31, 2015, including your Fund’s specific holdings. For the fiscal year of November 1, 2014 through October 31, 2015, the broad U.S. stock market, as measured by the S&P 500® Index, reported a 5.20% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 1.96% for the same period. (Please turn to the Economic Review for a more detailed account of the economic trends that prevailed during your Fund’s annual reporting period.)

As you review this report and future reports, remember to evaluate your progress within the context of your holistic plan. Opportunities are inherent to most market cycles, and we urge investors to seek them with a long-term perspective and a sound asset allocation strategy.

Please know that we are here for the long term, poised to help you with your financial goals, such as preparing for your retirement. As always, thank you for your investment in the Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2015, most asset classes produced a positive investment return. Domestic equities rallied, with the S&P 500® Index delivering a 5.20% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively weak during the reporting period, with the MSCI EAFE® Index registering -0.07% and the MSCI Emerging Markets® Index -14.53%, as investors reacted to worries about global growth. Emerging markets were particularly hard hit, as China’s economy experienced a slowdown and investors considered the implication of a rising U.S. dollar as well as the potential for higher interest rates. Fixed-income investment returns were mixed during the reporting period, driven by lower long-term interest rates and offset by widening credit spreads, particularly in the high-yield market.

In the United States, equity markets managed to gain despite volatile gross domestic product (GDP) growth, sluggish earnings growth and uncertainty about the timing of the Federal Reserve’s initial interest rate hike. GDP growth came in at 0.6% for the first calendar quarter of 2015 before accelerating to 3.9% in the second quarter and falling to 1.5% in the third quarter. Given the uneven growth and uncertain conditions in the international markets during the reporting period, the Fed did not act to raise rates, yet Fed officials suggested that the federal funds rate would rise in the near future. Long-term Treasury yields fell during the reporting period but short-term rates rose, with the two-year yield higher by 0.27%.

The S&P 500 Index produced positive performance in six of the 12 months of the reporting period. The weakest month was August 2015, with the Index registering -6.03%, but the brief downturn was more than offset by the Index’s 8.44% return in October 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were consumer discretionary, up 21.1%; and information technology, up 11.2%. These two sectors benefited from relatively strong earnings growth as well as merger-and-acquisition activity. The weakest sectors were energy, down 19.3%; and materials, down 4.6%. Both sectors reacted negatively to the period’s substantial decline in commodity prices.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks slightly outperforming small-cap stocks, and growth outperforming value.

U.S. economic activity was volatile during the reporting period, yet an expected 2.5% economic growth rate for calendar year 2015 would be the strongest since 2006. Inflation was extremely low during the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to significant declines in the prices of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.7% to 5.0%.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance experienced throughout the economic recovery during the past several years. The S&P 500 Index outperformed the MSCI EAFE Index in six of the past eight quarters, and in 17 of the 26 quarters since the market bottom in 2009, the performance gap was relatively narrow. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

2

Economic Review (con’t.)

Performance in the fixed-income markets during the reporting period was driven by a decline in interest rates that served to offset a widening in credit spreads. Long-term Treasury yields fell slightly from 2.31% to 2.14% during the reporting period.

3

Fund Commentary	Nationwide Destination 2010 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2010 Fund (Class R) returned 0.47% versus 0.10% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 133 funds as of October 31, 2015) was 0.15% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 27% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest contribution to the Fund’s positive performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

The Fund’s performance for the reporting period also was supported by positive returns from the Fund’s positions in intermediate-term, investment-grade U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.96% for the period. Concurrently, the Federal Reserve maintained its zero-interest-rate policy despite perpetual rate-hike speculation among investors. This low-interest-rate environment allowed the Nationwide Contract, one of the Fund’s allocations, to shine, yielding 3.52% for the reporting period. In contrast, the Fund’s investments in U.S. corporate high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) detracted somewhat from Fund performance for the reporting period, due primarily to energy sector weakness and persistently weak inflation.

Six of the Fund’s 10 underlying investments posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying fund comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were the leading cause of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to

4

Fund Commentary (con’t)	Nationwide Destination 2010 Fund

specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2010 Fund

(October 31, 2015)

Underlying Investment	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	26%	0.44%
Nationwide S&P 500 Index Fund Institutional Class	15%	0.76%
Nationwide International Index Fund Institutional Class	13%	-0.18%
Nationwide Contract	10%	0.35%
Nationwide Portfolio Completion Fund Institutional Class	10%	-0.48%
iShares Intermediate Credit Bond ETF	8%	0.11%
Nationwide Mid Cap Market Index Fund Institutional Class	8%	0.26%
Nationwide Small Cap Index Fund Institutional Class	4%	0.01%
iShares iBoxx $ High Yield Corporate Bond ETF	3%	-0.09%
Nationwide Inflation-Protected Securities Fund Institutional Class	3%	-0.05%
	100%

Actual underlying investment allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying investments to Fund performance is based on target underlying investment allocations through the reporting period. Returns reflect the impact of each underlying investment’s fees and expenses, but do not reflect the Nationwide Destination 2010 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

5

Fund Overview	Nationwide Destination 2010 Fund

Asset Allocation†

Equity Funds	40.4%
Fixed Income Funds	39.8%
Fixed Contract	9.9%
Alternative Assets	10.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	26.0%
Nationwide S&P 500 Index Fund, Institutional Class	15.3%
Nationwide International Index Fund, Institutional Class	13.0%
Nationwide Fixed Contract	9.9%
Nationwide Portfolio Completion Fund, Institutional Class	9.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.1%
iShares Intermediate Credit Bond ETF	7.9%
Nationwide Small Cap Index Fund, Institutional Class	4.0%
iShares iBoxx $ High Yield Corporate Bond ETF	3.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.9%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	Six of the Fund’s 10 underlying investments posted positive returns

•	The Fund’s underlying investments in U.S. equity mutual funds accounted for 27% of the Fund’s allocations and contributed significantly to the Fund’s returns

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

6

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.74%	4.51%	2.55%	[2]
	w/SC3	(5.09)%	3.27%	1.81%	[2]
Class C	w/o SC1	0.13%	3.94%	1.96%	[2]
	w/SC4	(0.81)%	N/A	N/A
Class R5,6		0.47%	4.22%	2.26%	[2]
Institutional Service Class[5]		1.14%	5.02%	2.96%	[2]
Institutional Class[5]		1.25%	5.01%	3.02%	[2]
Morningstar® Lifetime Moderate 2010 Index		0.10%	6.11%	5.03%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.86%
Class C	1.52%
Class R	1.15%
Institutional Services Class	0.40%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2010 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2010 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2010 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	980.80	3.05	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class C Shares	Actual	(b)	1,000.00	978.50	6.33	1.27
	Hypothetical	(b)(c)	1,000.00	1,018.80	6.46	1.27
Class R Shares	Actual	(b)	1,000.00	980.40	4.39	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	983.20	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Class Shares	Actual	(b)	1,000.00	984.40	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2015

Nationwide Destination 2010 Fund

Mutual Funds 79.3%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund, Institutional Class (a)	280,654	$2,584,825

Total Alternative Assets (cost $2,726,781)		2,584,825

Equity Funds 40.4%
Nationwide International Index Fund, Institutional Class (a)	433,339	3,375,712
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	111,361	2,095,805
Nationwide S&P 500 Index Fund, Institutional Class (a)	259,089	3,982,192
Nationwide Small Cap Index Fund, Institutional Class (a)	71,375	1,043,501

Total Equity Funds (cost $10,146,321)		10,497,210

Fixed Income Funds 28.9%
Nationwide Bond Index Fund, Institutional Class (a)	607,878	6,753,523
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	81,801	768,116

Total Fixed Income Funds (cost $7,546,155)		7,521,639

Total Mutual Funds (cost $20,419,257)		20,603,674

Exchange Traded Funds 10.9%
Fixed Income Funds 10.9%
iShares iBoxx $ High Yield Corporate Bond ETF	9,036	773,211
iShares Intermediate Credit Bond ETF	18,923	2,058,822

Total Exchange Traded Funds (cost $2,888,153)		2,832,033

Fixed Contract 9.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.30% (a)(b)(c)	$2,585,994	$2,585,994

Total Fixed Contract (cost $2,585,994)		2,585,994

Total Investments (cost $25,893,404) (d) — 100.1%		26,021,701

Liabilities in excess of other assets — (0.1)%		(13,157)

NET ASSETS — 100.0%		$26,008,544

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $23,005,251)	$23,189,668
Investments in non-affiliates, at value (cost $2,888,153)	2,832,033

Total Investments, at value (total cost $25,893,404)	26,021,701

Cash	2,731
Receivable for capital shares issued	4,639

Total Assets	26,029,071

Liabilities:
Payable for investments purchased	6,745
Payable for capital shares redeemed	587
Accrued expenses and other payables:
Investment advisory fees	2,849
Distribution fees	7,510
Administrative servicing fees	2,739
Trustee fees (Note 3)	65
Professional fees (Note 3)	32

Total Liabilities	20,527

Net Assets	$26,008,544

Represented by:
Capital	$24,958,463
Accumulated undistributed net investment income	22,224
Accumulated net realized gains from affiliated and non-affiliated investments	899,560
Net unrealized appreciation/(depreciation) from investments in affiliates	184,417
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(56,120)

Net Assets	$26,008,544

Net Assets:
Class A Shares	$4,107,109
Class C Shares	1,444,567
Class R Shares	12,866,836
Institutional Service Class Shares	72,638
Institutional Class Shares	7,517,394

Total	$26,008,544

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	481,921
Class C Shares	170,818
Class R Shares	1,514,189
Institutional Service Class Shares	8,522
Institutional Class Shares	880,561

Total	3,056,011

11

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.52
Class C Shares (b)	$8.46
Class R Shares	$8.50
Institutional Service Class Shares	$8.52
Institutional Class Shares	$8.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.04

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$461,633
Dividend income from non-affiliates	99,935
Interest income from affiliate	45,740

Total Income	607,308

EXPENSES:
Investment advisory fees	35,829
Distribution fees Class A	8,834
Distribution fees Class C	15,281
Distribution fees Class R	74,324
Administrative servicing fees Class A	6,399
Administrative servicing fees Class C	2,026
Administrative servicing fees Class R	37,162
Professional fees (Note 3)	290
Trustee fees (Note 3)	768

Total Expenses	180,913

NET INVESTMENT INCOME	426,395

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	500,774
Net realized gains from investment transactions with affiliates	890,573
Net realized gains from investment transactions with non-affiliates	18,540

Net realized gains from affiliated and non-affiliated investments	1,409,887

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,541,229)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(98,418)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(1,639,647)

Net realized/unrealized losses from affiliated and non-affiliated investments	(229,760)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$196,635

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$426,395	$401,247
Net realized gains from affiliated and non-affiliated investments	1,409,887	1,588,704
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(1,639,647)	(522,661)

Change in net assets resulting from operations	196,635	1,467,290

Distributions to Shareholders From:
Net investment income:
Class A	(64,790)	(88,024)
Class C	(17,775)	(15,180)
Class R (a)	(225,503)	(217,275)
Class R1 (b)	–	(14,661)
Institutional Service Class	(556)	(456)
Institutional Class	(170,585)	(109,915)
Net realized gains:
Class A	(171,762)	(233,229)
Class C	(84,750)	(39,935)
Class R (a)	(861,880)	(463,812)
Class R1 (b)	–	(60,938)
Institutional Service Class	(1,204)	(628)
Institutional Class	(407,943)	(116,521)

Change in net assets from shareholder distributions	(2,006,748)	(1,360,574)

Change in net assets from capital transactions	(808,294)	(3,913,761)

Change in net assets	(2,618,407)	(3,807,045)

Net Assets:
Beginning of year	28,626,951	32,433,996

End of year	$26,008,544	$28,626,951

Accumulated undistributed net investment income at end of year	$22,224	$14,849

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,479,305	$1,868,369
Dividends reinvested	236,527	321,253
Cost of shares redeemed	(1,182,752)	(7,654,751)

Total Class A Shares	1,533,080	(5,465,129)

Class C Shares
Proceeds from shares issued	12,324	170,000
Dividends reinvested	102,525	54,962
Cost of shares redeemed	(138,345)	(33,784)

Total Class C Shares	(23,496)	191,178

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

14

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$1,226,121	$2,367,906
Proceeds from shares issued from class conversion	–	1,828,082
Dividends reinvested	1,087,383	681,087
Cost of shares redeemed	(5,296,182)	(4,658,155)

Total Class R Shares	(2,982,678)	218,920

Class R1 Shares (b)
Proceeds from shares issued	–	72,868
Dividends reinvested	–	75,599
Cost of shares redeemed in class conversion	–	(1,828,082)
Cost of shares redeemed	–	(357,202)

Total Class R1 Shares	–	(2,036,817)

Institutional Service Class Shares
Proceeds from shares issued	55,261	–
Dividends reinvested	1,760	1,084
Cost of shares redeemed	(5,745)	(410)

Total Institutional Service Class Shares	51,276	674

Institutional Class Shares
Proceeds from shares issued	3,794,185	4,654,778
Dividends reinvested	578,528	226,436
Cost of shares redeemed	(3,759,189)	(1,703,801)

Total Institutional Class Shares	613,524	3,177,413

Change in net assets from capital transactions	$(808,294)	$(3,913,761)

SHARE TRANSACTIONS:
Class A Shares
Issued	286,009	206,698
Reinvested	27,668	36,579
Redeemed	(137,405)	(848,284)

Total Class A Shares	176,272	(605,007)

Class C Shares
Issued	1,431	19,040
Reinvested	12,077	6,287
Redeemed	(16,008)	(3,804)

Total Class C Shares	(2,500)	21,523

Class R Shares (a)
Issued	142,336	263,384
Issued in class conversion	–	206,148
Reinvested	127,619	77,524
Redeemed	(613,855)	(519,282)

Total Class R Shares	(343,900)	27,774

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	8,130
Reinvested	–	8,660
Redeemed in class conversion	–	(206,269)
Redeemed	–	(40,682)

Total Class R1 Shares	–	(230,161)

Institutional Service Class Shares
Issued	6,496	–
Reinvested	206	123
Redeemed	(690)	(45)

Total Institutional Service Class Shares	6,012	78

Institutional Class Shares
Issued	438,154	517,542
Reinvested	67,595	25,539
Redeemed	(435,173)	(189,858)

Total Institutional Class Shares	70,576	353,223

Total change in shares	(93,540)	(432,570)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

16

Statement of Cash Flows

For the Year Ended October 31, 2015

Nationwide Destination 2010 Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$196,635
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(8,209,309)
Proceeds from disposition of affiliated investments	10,074,143
Purchase of non-affiliated investments	(1,320,247)
Proceeds from disposition of non-affiliated investments	2,455,739
Reinvestment of dividend income from affiliates	(461,633)
Reinvestment of dividend income from non-affiliates	(99,935)
Reinvestment of interest income from affiliates	(45,740)
Change in unrealized (appreciation)/depreciation from investments in affiliates	1,541,229
Change in unrealized (appreciation)/depreciation from investments in non-affiliates	98,418
Reinvestment of net realized gain distributions from underlying affiliated funds	(500,774)
Net realized gain from investment transactions with affiliates	(890,573)
Net realized gain from investment transactions with non-affiliates	(18,540)
Decrease in receivable for investments sold	12,565
Increase in payable for investments purchased	6,745
Decrease in investment advisory fees	(255)
Decrease in distribution fees	(1,432)
Decrease in administrative servicing fees	(2,549)
Decrease in trustee fees	(20)
Decrease in professional fees	(77)

Net cash provided by operating activities	2,834,390

Cash flows used in financing activities:
Proceeds from shares issued	7,573,679
Payable for capital shares redeemed	(10,405,313)
Cash distributions paid to shareholders	(25)

Net cash used in financing activities	(2,831,659)

Net increase in cash	2,731

Cash:
Beginning of period	–

End of period	$2,731

Amount designated as “–” are zero or has been rounded to zero.

Supplemental disclosure of cash flow information:

Non cash operating and financing activities not included herein consist of reinvestment dividends and distributions of $2,006,723.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$9.11	0.14	(0.07)	0.07	(0.17)	(0.49)	(0.66)	$8.52	0.74%	$4,107,109	0.56%	1.61%	0.56%	38.40%
Year Ended October 31, 2014 (d)	$9.07	0.14	0.30	0.44	(0.14)	(0.26)	(0.40)	$9.11	5.02%	$2,784,131	0.62%	1.55%	0.62%	29.54%
Year Ended October 31, 2013 (d)	$8.63	0.09	0.65	0.74	(0.09)	(0.21)	(0.30)	$9.07	8.73%	$8,257,825	0.63%	1.07%	0.63%	50.61%
Year Ended October 31, 2012 (d)	$8.87	0.07	0.42	0.49	(0.08)	(0.65)	(0.73)	$8.63	6.17%	$9,953,015	0.66%	0.84%	0.66%	81.09%
Year Ended October 31, 2011 (d)	$9.12	0.17	0.01	0.18	(0.17)	(0.26)	(0.43)	$8.87	2.08%	$7,858,531	0.83%	1.92%	0.83%	81.36%

Class C Shares
Year Ended October 31, 2015 (d)	$9.04	0.08	(0.07)	0.01	(0.10)	(0.49)	(0.59)	$8.46	0.13%	$1,444,567	1.27%	0.93%	1.27%	38.40%
Year Ended October 31, 2014 (d)	$9.02	0.07	0.31	0.38	(0.10)	(0.26)	(0.36)	$9.04	4.37%	$1,566,876	1.20%	0.83%	1.20%	29.54%
Year Ended October 31, 2013 (d)	$8.59	0.04	0.66	0.70	(0.06)	(0.21)	(0.27)	$9.02	8.27%	$1,368,581	1.13%	0.47%	1.13%	50.61%
Year Ended October 31, 2012 (d)	$8.84	0.02	0.43	0.45	(0.05)	(0.65)	(0.70)	$8.59	5.67%	$973,276	1.14%	0.27%	1.14%	81.09%
Year Ended October 31, 2011 (d)	$9.09	0.13	0.01	0.14	(0.13)	(0.26)	(0.39)	$8.84	1.46%	$192,640	1.33%	1.38%	1.33%	81.36%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$9.08	0.12	(0.08)	0.04	(0.13)	(0.49)	(0.62)	$8.50	0.47%	$12,866,836	0.88%	1.34%	0.88%	38.40%
Year Ended October 31, 2014 (d)	$9.05	0.10	0.31	0.41	(0.12)	(0.26)	(0.38)	$9.08	4.71%	$16,866,896	0.88%	1.14%	0.88%	29.54%
Year Ended October 31, 2013 (d)	$8.61	0.06	0.66	0.72	(0.07)	(0.21)	(0.28)	$9.05	8.47%	$16,555,381	0.88%	0.73%	0.88%	50.61%
Year Ended October 31, 2012 (d)	$8.85	0.05	0.42	0.47	(0.06)	(0.65)	(0.71)	$8.61	5.93%	$16,995,542	0.92%	0.60%	0.92%	81.09%
Year Ended October 31, 2011 (d)	$9.10	0.14	0.02	0.16	(0.15)	(0.26)	(0.41)	$8.85	1.73%	$19,367,799	1.08%	1.59%	1.08%	81.36%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$9.11	0.17	(0.07)	0.10	(0.20)	(0.49)	(0.69)	$8.52	1.14%	$72,638	0.13%	1.98%	0.13%	38.40%
Year Ended October 31, 2014 (d)	$9.08	0.17	0.31	0.48	(0.19)	(0.26)	(0.45)	$9.11	5.49%	$22,863	0.13%	1.90%	0.13%	29.54%
Year Ended October 31, 2013 (d)	$8.63	0.06	0.73	0.79	(0.13)	(0.21)	(0.34)	$9.08	9.40%	$22,075	0.13%	0.65%	0.13%	50.61%
Year Ended October 31, 2012 (d)	$8.86	0.11	0.43	0.54	(0.12)	(0.65)	(0.77)	$8.63	6.80%	$1,199	0.16%	1.33%	0.16%	81.09%
Year Ended October 31, 2011 (d)	$9.11	0.22	0.01	0.23	(0.22)	(0.26)	(0.48)	$8.86	2.48%	$1,125	0.32%	2.38%	0.32%	81.36%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$9.12	0.18	(0.07)	0.11	(0.20)	(0.49)	(0.69)	$8.54	1.25%	$7,517,394	0.13%	2.06%	0.13%	38.40%
Year Ended October 31, 2014 (d)	$9.08	0.16	0.33	0.49	(0.19)	(0.26)	(0.45)	$9.12	5.60%	$7,386,185	0.13%	1.81%	0.13%	29.54%
Year Ended October 31, 2013 (d)	$8.64	0.12	0.66	0.78	(0.13)	(0.21)	(0.34)	$9.08	9.26%	$4,149,052	0.13%	1.42%	0.13%	50.61%
Year Ended October 31, 2012 (d)	$8.88	0.11	0.42	0.53	(0.12)	(0.65)	(0.77)	$8.64	6.67%	$3,516,901	0.17%	1.33%	0.17%	81.09%
Year Ended October 31, 2011 (d)	$9.13	0.21	0.02	0.23	(0.22)	(0.26)	(0.48)	$8.88	2.48%	$3,397,195	0.33%	2.33%	0.33%	81.36%

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

18

Fund Commentary	Nationwide Destination 2015 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2015 Fund (Institutional Service Class) returned 0.79% versus 0.15% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 149 funds as of October 31, 2015) was 0.32% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 32% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest contribution to the Fund’s positive performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

The Fund’s performance for the reporting period also was supported by positive returns from the Fund’s positions in intermediate-term, investment-grade U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.96% for the period.

Concurrently, the Federal Reserve maintained its zero-interest-rate policy despite perpetual rate-hike speculation among investors. This low-interest-rate environment allowed the Nationwide Contract, one of the Fund’s allocations, to shine, yielding 3.52% for the reporting period. In contrast, the Fund’s investments in U.S. corporate high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) detracted somewhat from Fund performance for the reporting period, due primarily to energy sector weakness and persistently weak inflation.

Six of the Fund’s 10 underlying investments posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying investment comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month report period) were the leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying

19

Fund Commentary (con’t)	Nationwide Destination 2015 Fund

asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM), provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2015 Fund

(October 31, 2015)

Underlying Investment	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	23%	0.39%
Nationwide S&P 500 Index Fund Institutional Class	18%	0.91%
Nationwide International Index Fund Institutional Class	16%	-0.22%
Nationwide Portfolio Completion Fund Institutional Class	12%	-0.58%
Nationwide Mid Cap Market Index Fund Institutional Class	9%	0.29%
Nationwide Contract	7%	0.25%
iShares Intermediate Credit Bond ETF	6%	0.09%
Nationwide Small Cap Index Fund Institutional Class	5%	0.02%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	-0.06%
Nationwide Inflation-Protected Securities Fund Institutional Class	2%	-0.04%
	100%

Actual underlying investment allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying investments to Fund performance is based on target underlying investment allocations through the reporting period. Returns reflect the impact of each underlying investment’s fees and expenses, but do not reflect the Nationwide Destination 2015 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

20

Fund Overview	Nationwide Destination 2015 Fund

Asset Allocation†

Equity Funds	48.1%
Fixed Income Funds	33.0%
Alternative Assets	12.0%
Fixed Contract	7.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	23.0%
Nationwide S&P 500 Index Fund, Institutional Class	18.0%
Nationwide International Index Fund, Institutional Class	16.0%
Nationwide Portfolio Completion Fund, Institutional Class	12.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.0%
Nationwide Fixed Contract	7.0%
iShares Intermediate Credit Bond ETF	6.0%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	Six of the Fund’s 10 underlying investments posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 32% of the Fund’s allocations, produced positive returns

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

21

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.64%	5.30%	3.13%	[2]
	w/SC3	(5.17)%	4.06%	2.38%	[2]
Class C	w/o SC1	0.08%	4.74%	2.59%	[2]
	w/SC4	(0.84)%	N/A	N/A
Class R5,6		0.36%	5.01%	2.85%	[2]
Institutional Service Class[5]		0.79%	5.53%	3.34%	[2]
Institutional Class[5]		1.04%	5.81%	3.61%	[2]
Morningstar® Lifetime Moderate 2015 Index		0.15%	6.67%	5.04%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.44%
Class R	1.15%
Institutional Services Class	0.65%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

22

Fund Performance (con’t.)	Nationwide Destination 2015 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2015 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2015 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

23

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2015 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	977.60	2.99	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	975.50	5.88	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares	Actual	(b)	1,000.00	977.10	4.39	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	978.80	1.90	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	980.10	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

24

Statement of Investments

October 31, 2015

Nationwide Destination 2015 Fund

Mutual Funds 85.1%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Portfolio Completion Fund, Institutional Class (a)	1,639,920	$15,103,666

Total Alternative Assets (cost $15,748,219)		15,103,666

Equity Funds 48.1%
Nationwide International Index Fund, Institutional Class (a)	2,583,783	20,127,666
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	602,320	11,335,667
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,472,978	22,639,666
Nationwide Small Cap Index Fund, Institutional Class (a)	429,949	6,285,848

Total Equity Funds (cost $54,618,004)		60,388,847

Fixed Income Funds 25.0%
Nationwide Bond Index Fund, Institutional Class (a)	2,596,849	28,850,996
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	266,230	2,499,899

Total Fixed Income Funds (cost $31,528,574)		31,350,895

Total Mutual Funds (cost $101,894,797)		106,843,408

Exchange Traded Funds 8.0%
Fixed Income Funds 8.0%
iShares iBoxx $ High Yield Corporate Bond ETF	30,115	2,576,940
iShares Intermediate Credit Bond ETF	68,842	7,490,010

Total Exchange Traded Funds (cost $10,241,059)		10,066,950

Fixed Contract 7.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.30% (a)(b)(c)	$8,778,286	$8,778,286

Total Fixed Contract (cost $8,778,286)		8,778,286

Total Investments (cost $120,914,142) (d) — 100.1%		125,688,644

Liabilities in excess of other assets — (0.1)%		(85,550)

NET ASSETS — 100.0%		$125,603,094

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

25

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $110,673,083)	$115,621,694
Investments in non-affiliates, at value (cost $10,241,059)	10,066,950

Total Investments, at value (total cost $120,914,142)	125,688,644

Cash	14,094
Receivable for investments sold	64,619
Receivable for capital shares issued	21,103

Total Assets	125,788,460

Liabilities:
Payable for investments purchased	14,094
Payable for capital shares redeemed	118,997
Accrued expenses and other payables:
Investment advisory fees	13,903
Distribution fees	20,485
Administrative servicing fees	17,415
Trustee fees (Note 3)	311
Professional fees (Note 3)	161

Total Liabilities	185,366

Net Assets	$125,603,094

Represented by:
Capital	$114,336,364
Accumulated undistributed net investment income	88,415
Accumulated net realized gains from affiliated and non-affiliated investments	6,403,813
Net unrealized appreciation/(depreciation) from investments in affiliates	4,948,611
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(174,109)

Net Assets	$125,603,094

Net Assets:
Class A Shares	$10,533,102
Class C Shares	812,211
Class R Shares	41,345,461
Institutional Service Class Shares	43,835,091
Institutional Class Shares	29,077,229

Total	$125,603,094

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,164,840
Class C Shares	90,283
Class R Shares	4,590,435
Institutional Service Class Shares	4,842,791
Institutional Class Shares	3,205,395

Total	13,893,744

26

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.04
Class C Shares (b)	$9.00
Class R Shares	$9.01
Institutional Service Class Shares	$9.05
Institutional Class Shares	$9.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.59

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

27

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,488,050
Dividend income from non-affiliates	386,117
Interest income from affiliate	157,873

Total Income	3,032,040

EXPENSES:
Investment advisory fees	178,603
Distribution fees Class A	29,258
Distribution fees Class C	9,361
Distribution fees Class R	239,793
Administrative servicing fees Class A	18,630
Administrative servicing fees Class C	503
Administrative servicing fees Class R	119,896
Administrative servicing fees Institutional Service Class	117,824
Professional fees (Note 3)	1,440
Trustee fees (Note 3)	3,821

Total Expenses	719,129

NET INVESTMENT INCOME	2,312,911

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,831,588
Net realized gains from investment transactions with affiliates	5,480,156
Net realized gains from investment transactions with non-affiliates	67,189

Net realized gains from affiliated and non-affiliated investments	8,378,933

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(9,227,170)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(351,863)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(9,579,033)

Net realized/unrealized losses from affiliated and non-affiliated investments	(1,200,100)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,112,811

The accompanying notes are an integral part of these financial statements.

28

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$2,312,911	$2,280,275
Net realized gains from affiliated and non-affiliated investments	8,378,933	9,375,531
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(9,579,033)	(2,925,820)

Change in net assets resulting from operations	1,112,811	8,729,986

Distributions to Shareholders From:
Net investment income:
Class A	(216,023)	(351,955)
Class C	(12,200)	(10,202)
Class R (a)	(748,348)	(767,549)
Class R1 (b)	–	(56,379)
Institutional Service Class	(960,715)	(850,857)
Institutional Class	(671,225)	(459,166)
Net realized gains:
Class A	(709,045)	(679,725)
Class C	(66,975)	(18,459)
Class R (a)	(3,390,050)	(1,191,972)
Class R1 (b)	–	(162,763)
Institutional Service Class	(3,127,204)	(1,024,708)
Institutional Class	(1,847,151)	(399,617)

Change in net assets from shareholder distributions	(11,748,936)	(5,973,352)

Change in net assets from capital transactions	(9,913,051)	(14,744,375)

Change in net assets	(20,549,176)	(11,987,741)

Net Assets:
Beginning of year	146,152,270	158,140,011

End of year	$125,603,094	$146,152,270

Accumulated undistributed net investment income at end of year	$88,415	$67,953

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,720,959	$5,424,384
Dividends reinvested	925,068	1,030,952
Cost of shares redeemed	(4,433,342)	(26,886,645)

Total Class A Shares	212,685	(20,431,309)

Class C Shares
Proceeds from shares issued	21,125	211,234
Dividends reinvested	79,175	28,661
Cost of shares redeemed	(242,407)	(86,269)

Total Class C Shares	(142,107)	153,626

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$2,794,329	$6,265,028
Proceeds from shares issued from class conversion	–	7,060,840
Dividends reinvested	4,138,398	1,959,521
Cost of shares redeemed	(18,157,132)	(13,652,349)

Total Class R Shares	(11,224,405)	1,633,040

Class R1 Shares (b)
Proceeds from shares issued	–	585,037
Dividends reinvested	–	219,142
Cost of shares redeemed in class conversion	–	(7,060,840)
Cost of shares redeemed	–	(759,988)

Total Class R1 Shares	–	(7,016,649)

Institutional Service Class Shares
Proceeds from shares issued	9,035,929	13,125,560
Dividends reinvested	4,087,919	1,875,565
Cost of shares redeemed	(15,359,858)	(13,282,285)

Total Institutional Service Class Shares	(2,236,010)	1,718,840

Institutional Class Shares
Proceeds from shares issued	8,670,995	13,751,249
Dividends reinvested	2,518,376	858,783
Cost of shares redeemed	(7,712,585)	(5,411,955)

Total Institutional Class Shares	3,476,786	9,198,077

Change in net assets from capital transactions	$(9,913,051)	$(14,744,375)

SHARE TRANSACTIONS:
Class A Shares
Issued	408,672	564,787
Reinvested	101,863	109,590
Redeemed	(484,906)	(2,762,511)

Total Class A Shares	25,629	(2,088,134)

Class C Shares
Issued	2,298	21,975
Reinvested	8,758	3,045
Redeemed	(26,725)	(8,888)

Total Class C Shares	(15,669)	16,132

Class R Shares (a)
Issued	306,400	652,768
Issued in class conversion	–	742,394
Reinvested	457,716	207,972
Redeemed	(1,964,779)	(1,417,482)

Total Class R Shares	(1,200,663)	185,652

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

30

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	61,228
Reinvested	–	23,463
Redeemed in class conversion	–	(743,998)
Redeemed	–	(81,398)

Total Class R1 Shares	–	(740,705)

Institutional Service Class Shares
Issued	977,613	1,368,119
Reinvested	450,123	197,860
Redeemed	(1,662,870)	(1,376,191)

Total Institutional Service Class Shares	(235,134)	189,788

Institutional Class Shares
Issued	938,578	1,420,130
Reinvested	276,700	90,075
Redeemed	(839,513)	(558,140)

Total Institutional Class Shares	375,765	952,065

Total change in shares	(1,050,072)	(1,485,202)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$9.79	0.15	(0.09)	0.06	(0.18)	(0.63)	(0.81)	$9.04	0.64%	$10,533,102	0.54%	1.63%	0.54%	20.91%
Year Ended October 31, 2014 (d)	$9.62	0.15	0.37	0.52	(0.14)	(0.21)	(0.35)	$9.79	5.60%	$11,150,884	0.62%	1.52%	0.62%	27.46%
Year Ended October 31, 2013 (d)	$9.02	0.10	0.86	0.96	(0.10)	(0.26)	(0.36)	$9.62	10.94%	$31,057,182	0.63%	1.07%	0.63%	34.75%
Year Ended October 31, 2012 (d)	$9.21	0.08	0.52	0.60	(0.09)	(0.70)	(0.79)	$9.02	7.24%	$30,640,624	0.67%	0.90%	0.67%	61.80%
Year Ended October 31, 2011 (d)	$9.23	0.18	0.04	0.22	(0.18)	(0.06)	(0.24)	$9.21	2.37%	$27,459,333	0.83%	1.87%	0.83%	54.48%

Class C Shares
Year Ended October 31, 2015 (d)	$9.74	0.10	(0.09)	0.01	(0.12)	(0.63)	(0.75)	$9.00	0.08%	$812,211	1.19%	1.05%	1.19%	20.91%
Year Ended October 31, 2014 (d)	$9.60	0.08	0.38	0.46	(0.11)	(0.21)	(0.32)	$9.74	4.95%	$1,031,938	1.15%	0.88%	1.15%	27.46%
Year Ended October 31, 2013 (d)	$9.00	0.05	0.87	0.92	(0.06)	(0.26)	(0.32)	$9.60	10.50%	$862,284	1.13%	0.56%	1.13%	34.75%
Year Ended October 31, 2012 (d)	$9.21	0.04	0.50	0.54	(0.05)	(0.70)	(0.75)	$9.00	6.60%	$777,266	1.17%	0.41%	1.17%	61.80%
Year Ended October 31, 2011 (d)	$9.23	0.13	0.04	0.17	(0.13)	(0.06)	(0.19)	$9.21	1.88%	$751,548	1.33%	1.36%	1.33%	54.48%

Class R Shares(e)
Year Ended October 31, 2015 (d)	$9.75	0.12	(0.09)	0.03	(0.14)	(0.63)	(0.77)	$9.01	0.36%	$41,345,461	0.88%	1.35%	0.88%	20.91%
Year Ended October 31, 2014 (d)	$9.60	0.11	0.38	0.49	(0.13)	(0.21)	(0.34)	$9.75	5.28%	$56,452,141	0.88%	1.18%	0.88%	27.46%
Year Ended October 31, 2013 (d)	$9.00	0.07	0.87	0.94	(0.08)	(0.26)	(0.34)	$9.60	10.69%	$53,823,466	0.88%	0.81%	0.88%	34.75%
Year Ended October 31, 2012 (d)	$9.20	0.06	0.51	0.57	(0.07)	(0.70)	(0.77)	$9.00	6.93%	$52,790,820	0.92%	0.66%	0.92%	61.80%
Year Ended October 31, 2011 (d)	$9.22	0.15	0.04	0.19	(0.15)	(0.06)	(0.21)	$9.20	2.12%	$47,081,936	1.08%	1.64%	1.08%	54.48%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$9.80	0.17	(0.10)	0.07	(0.19)	(0.63)	(0.82)	$9.05	0.79%	$43,835,091	0.38%	1.83%	0.38%	20.91%
Year Ended October 31, 2014 (d)	$9.65	0.16	0.38	0.54	(0.18)	(0.21)	(0.39)	$9.80	5.77%	$49,742,140	0.38%	1.70%	0.38%	27.46%
Year Ended October 31, 2013 (d)	$9.04	0.12	0.87	0.99	(0.12)	(0.26)	(0.38)	$9.65	11.30%	$47,151,464	0.38%	1.31%	0.38%	34.75%
Year Ended October 31, 2012 (d)	$9.23	0.10	0.52	0.62	(0.11)	(0.70)	(0.81)	$9.04	7.49%	$44,466,872	0.42%	1.15%	0.42%	61.80%
Year Ended October 31, 2011 (d)	$9.25	0.19	0.05	0.24	(0.20)	(0.06)	(0.26)	$9.23	2.63%	$41,721,194	0.58%	2.02%	0.58%	54.48%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$9.82	0.19	(0.09)	0.10	(0.22)	(0.63)	(0.85)	$9.07	1.04%	$29,077,229	0.13%	2.05%	0.13%	20.91%
Year Ended October 31, 2014 (d)	$9.67	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$9.82	6.03%	$27,775,167	0.13%	1.86%	0.13%	27.46%
Year Ended October 31, 2013 (d)	$9.06	0.14	0.88	1.02	(0.15)	(0.26)	(0.41)	$9.67	11.56%	$18,146,676	0.13%	1.50%	0.13%	34.75%
Year Ended October 31, 2012 (d)	$9.24	0.12	0.53	0.65	(0.13)	(0.70)	(0.83)	$9.06	7.86%	$12,270,445	0.16%	1.39%	0.16%	61.80%
Year Ended October 31, 2011 (d)	$9.26	0.22	0.04	0.26	(0.22)	(0.06)	(0.28)	$9.24	2.87%	$9,836,938	0.33%	2.28%	0.33%	54.48%

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 shares were renamed Class R shares.

The accompanying notes are an integral part of these financial statements.

32

Fund Commentary	Nationwide Destination 2020 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2020 Fund (Institutional Service Class) returned 0.50% versus 0.20% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 215 funds as of October 31, 2015) was 0.38% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 36% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest contribution to the Fund’s positive performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

The Fund’s performance for the reporting period also was supported by positive returns from the Fund’s positions in intermediate-term, investment-grade U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.96% for the period.

Concurrently, the Federal Reserve maintained its zero-interest-rate policy despite perpetual rate-hike speculation among investors. This low-interest-rate environment allowed the Nationwide Contract, one of the Fund’s allocations, to shine, yielding 3.52% for the reporting period. In contrast, U.S. corporate high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) detracted somewhat from Fund performance for the reporting period, due primarily to energy sector weakness and persistently weak inflation.

Six of the Fund’s 10 underlying investments posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying investment comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were the leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to

33

Fund Commentary (con’t)	Nationwide Destination 2020 Fund

specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA) . If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2020 Fund

(October 31, 2015)

Underlying Investments	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	21%	1.06%
Nationwide International Index Fund Institutional Class	19%	-0.26%
Nationwide Bond Index Fund Institutional Class	16%	0.27%
Nationwide Portfolio Completion Fund Institutional Class	16%	-0.78%
Nationwide Mid Cap Market Index Fund Institutional Class	10%	0.32%
Nationwide Small Cap Index Fund Institutional Class	5%	0.02%
iShares Intermediate Credit Bond ETF	5%	0.07%
Nationwide Contract	4%	0.14%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	-0.06%
Nationwide Inflation-Protected Securities Fund Institutional Class	2%	-0.04%
	100%

Actual underlying investment allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying investments to Fund performance is based on target underlying investment allocations through the reporting period. Returns reflect the impact of each underlying investment’s fees and expenses, but do not reflect the Nationwide Destination 2020 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

34

Fund Overview	Nationwide Destination 2020 Fund

Asset Allocation†

Equity Funds	55.3%
Fixed Income Funds	24.8%
Alternative Assets	15.9%
Fixed Contract	4.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	21.2%
Nationwide International Index Fund, Institutional Class	19.0%
Nationwide Portfolio Completion Fund, Institutional Class	15.9%
Nationwide Bond Index Fund, Institutional Class	15.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.0%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
iShares Intermediate Credit Bond ETF	5.0%
Nationwide Fixed Contract	4.0%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Six of the Fund’s 10 underlying investments posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 36% of the Fund’s allocations, produced positive returns

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

35

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.37%	6.16%	3.50%	[2]
	w/SC3	(5.42)%	4.91%	2.75%	[2]
Class C	w/o SC1	(0.21)%	5.58%	2.92%	[2]
	w/SC4	(1.16)%	N/A	N/A
Class R5,6		0.08%	5.89%	3.23%	[2]
Institutional Service Class[5]		0.50%	6.39%	3.71%	[2]
Institutional Class[5]		0.75%	6.66%	4.00%	[2]
Morningstar® Lifetime Moderate 2020 Index		0.20%	7.34%	4.99%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.85%
Class C	1.47%
Class R	1.15%
Institutional Services Class	0.65%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

36

Fund Performance (con’t.)	Nationwide Destination 2020 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2020 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2020 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

37

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2020 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	974.30	2.94	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.23	3.01	0.59
Class C Shares	Actual	(b)	1,000.00	971.00	6.06	1.22
	Hypothetical	(b)(c)	1,000.00	1,019.06	6.21	1.22
Class R Shares	Actual	(b)	1,000.00	972.80	4.38	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	974.40	1.89	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	975.80	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

38

Statement of Investments

October 31, 2015

Nationwide Destination 2020 Fund

Mutual Funds 89.1%

	Shares	Market Value

Alternative Assets 15.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	4,606,593	$42,426,721

Total Alternative Assets (cost $44,863,881)		42,426,721

Equity Funds 55.3%
Nationwide International Index Fund, Institutional Class (a)	6,493,302	50,582,823
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,421,553	26,753,635
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,669,333	56,397,655
Nationwide Small Cap Index Fund, Institutional Class (a)	911,890	13,331,829

Total Equity Funds (cost $127,020,355)		147,065,942

Fixed Income Funds 17.9%
Nationwide Bond Index Fund, Institutional Class (a)	3,810,520	42,334,880
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	565,861	5,313,431

Total Fixed Income Funds (cost $48,288,621)		47,648,311

Total Mutual Funds (cost $220,172,857)		237,140,974

Exchange Traded Funds 6.9%
Fixed Income Funds 6.9%
iShares iBoxx $ High Yield Corporate Bond ETF	62,191	5,321,684
iShares Intermediate Credit Bond ETF	121,280	13,195,264

Total Exchange Traded Funds (cost $18,896,128)		18,516,948

Fixed Contract 4.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.30% (a)(b)(c)	$10,573,118	$10,573,118

Total Fixed Contract (cost $10,573,118)		10,573,118

Total Investments (cost $249,642,103) (d) — 100.0%		266,231,040

Liabilities in excess of other assets — 0.0%†		(106,861)

NET ASSETS — 100.0%		$266,124,179

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

39

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $230,745,975)	$247,714,092
Investments in non-affiliates, at value (cost $18,896,128)	18,516,948

Total Investments, at value (total cost $249,642,103)	266,231,040

Receivable for investments sold	274,320
Receivable for capital shares issued	55,694

Total Assets	266,561,054

Liabilities:
Payable for capital shares redeemed	330,014
Accrued expenses and other payables:
Investment advisory fees	29,148
Distribution fees	40,852
Administrative servicing fees	35,909
Trustee fees (Note 3)	652
Professional fees (Note 3)	300

Total Liabilities	436,875

Net Assets	$266,124,179

Represented by:
Capital	$241,186,878
Accumulated undistributed net investment income	103,973
Accumulated net realized gains from affiliated and non-affiliated investments	8,244,391
Net unrealized appreciation/(depreciation) from investments in affiliates	16,968,117
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(379,180)

Net Assets	$266,124,179

Net Assets:
Class A Shares	$16,112,317
Class C Shares	3,348,791
Class R Shares	81,852,928
Institutional Service Class Shares	102,156,974
Institutional Class Shares	62,653,169

Total	$266,124,179

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,654,474
Class C Shares	347,912
Class R Shares	8,430,271
Institutional Service Class Shares	10,472,638
Institutional Class Shares	6,398,586

Total	27,303,881

40

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.74
Class C Shares (b)	$9.63
Class R Shares	$9.71
Institutional Service Class Shares	$9.75
Institutional Class Shares	$9.79
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.33

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

41

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,008,055
Dividend income from non-affiliates	646,389
Interest income from affiliate	184,756

Total Income	5,839,200

EXPENSES:
Investment advisory fees	348,708
Distribution fees Class A	36,280
Distribution fees Class C	30,770
Distribution fees Class R	451,658
Administrative servicing fees Class A	23,730
Administrative servicing fees Class C	2,569
Administrative servicing fees Class R	225,829
Administrative servicing fees Institutional Service Class	252,241
Professional fees (Note 3)	2,897
Trustee fees (Note 3)	7,495

Total Expenses	1,382,177

NET INVESTMENT INCOME	4,457,023

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,847,151
Net realized gains from investment transactions with affiliates	5,355,192
Net realized gains from investment transactions with non-affiliates	47,328

Net realized gains from affiliated and non-affiliated investments	11,249,671

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(13,982,023)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(596,053)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(14,578,076)

Net realized/unrealized losses from affiliated and non-affiliated investments	(3,328,405)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,128,618

The accompanying notes are an integral part of these financial statements.

42

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$4,457,023	$3,694,500
Net realized gains from affiliated and non-affiliated investments	11,249,671	10,133,051
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(14,578,076)	945,698

Change in net assets resulting from operations	1,128,618	14,773,249

Distributions to Shareholders From:
Net investment income:
Class A	(257,055)	(327,686)
Class C	(35,204)	(32,469)
Class R (a)	(1,395,445)	(1,188,011)
Class R1 (b)	–	(116,984)
Institutional Service Class	(2,019,311)	(1,596,847)
Institutional Class	(1,304,560)	(773,890)
Net realized gains:
Class A	(484,200)	(615,965)
Class C	(108,579)	(66,285)
Class R (a)	(3,660,567)	(1,908,103)
Class R1 (b)	–	(320,848)
Institutional Service Class	(3,845,319)	(1,964,993)
Institutional Class	(2,138,125)	(670,687)

Change in net assets from shareholder distributions	(15,248,365)	(9,582,768)

Change in net assets from capital transactions	18,438,962	15,202,596

Change in net assets	4,319,215	20,393,077

Net Assets:
Beginning of year	261,804,964	241,411,887

End of year	$266,124,179	$261,804,964

Accumulated undistributed net investment income at end of year	$103,973	$59,104

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,136,491	$9,496,143
Dividends reinvested	741,255	943,651
Cost of shares redeemed	(3,086,130)	(25,070,848)

Total Class A Shares	4,791,616	(14,631,054)

Class C Shares
Proceeds from shares issued	911,728	234,973
Dividends reinvested	143,783	96,838
Cost of shares redeemed	(499,184)	(325,545)

Total Class C Shares	556,327	6,266

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

43

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$6,834,582	$9,616,581
Proceeds from shares issued from class conversion	–	13,107,171
Dividends reinvested	5,056,012	3,096,114
Cost of shares redeemed	(19,895,545)	(17,182,526)

Total Class R Shares	(8,004,951)	8,637,340

Class R1 Shares (b)
Proceeds from shares issued	–	2,095,698
Dividends reinvested	–	437,832
Cost of shares redeemed in class conversion	–	(13,107,171)
Cost of shares redeemed	–	(1,621,884)

Total Class R1 Shares	–	(12,195,525)

Institutional Service Class Shares
Proceeds from shares issued	21,776,475	22,515,187
Dividends reinvested	5,864,630	3,561,840
Cost of shares redeemed	(18,302,521)	(16,158,772)

Total Institutional Service Class Shares	9,338,584	9,918,255

Institutional Class Shares
Proceeds from shares issued	16,326,177	29,861,667
Dividends reinvested	3,442,685	1,444,577
Cost of shares redeemed	(8,011,476)	(7,838,930)

Total Institutional Class Shares	11,757,386	23,467,314

Change in net assets from capital transactions	$18,438,962	$15,202,596

SHARE TRANSACTIONS:
Class A Shares
Issued	720,341	936,984
Reinvested	75,694	95,546
Redeemed	(312,418)	(2,461,142)

Total Class A Shares	483,617	(1,428,612)

Class C Shares
Issued	93,104	22,957
Reinvested	14,834	9,892
Redeemed	(50,393)	(32,695)

Total Class C Shares	57,545	154

Class R Shares (a)
Issued	690,927	954,169
Issued in class conversion	–	1,312,910
Reinvested	517,328	313,257
Redeemed	(2,022,213)	(1,697,013)

Total Class R Shares	(813,958)	883,323

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

44

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	208,036
Reinvested	–	44,540
Redeemed in class conversion	–	(1,311,780)
Redeemed	–	(166,030)

Total Class R1 Shares	–	(1,225,234)

Institutional Service Class Shares
Issued	2,187,818	2,222,836
Reinvested	597,674	358,364
Redeemed	(1,843,583)	(1,597,507)

Total Institutional Service Class Shares	941,909	983,693

Institutional Class Shares
Issued	1,642,226	2,938,818
Reinvested	349,783	144,193
Redeemed	(807,410)	(769,475)

Total Institutional Class Shares	1,184,599	2,313,536

Total change in shares	1,853,712	1,526,860

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$10.29	0.15	(0.11)	0.04	(0.19)	(0.40)	(0.59)	$9.74	0.37%		$16,112,317	0.55%	1.56%	0.55%	15.99%
Year Ended October 31, 2014 (d)	$10.09	0.16	0.43	0.59	(0.16)	(0.23)	(0.39)	$10.29	5.98%		$12,042,352	0.62%	1.61%	0.62%	20.25%
Year Ended October 31, 2013 (d)	$9.26	0.11	1.15	1.26	(0.12)	(0.31)	(0.43)	$10.09	14.13%		$26,221,969	0.63%	1.17%	0.63%	20.65%
Year Ended October 31, 2012 (d)	$9.19	0.09	0.60	0.69	(0.10)	(0.52)	(0.62)	$9.26	8.17%		$23,141,162	0.67%	1.06%	0.67%	49.47%
Year Ended October 31, 2011 (d)	$9.14	0.17	0.07	0.24	(0.16)	(0.03)	(0.19)	$9.19	2.68%		$19,276,149	0.83%	1.77%	0.83%	41.26%

Class C Shares
Year Ended October 31, 2015 (d)	$10.17	0.09	(0.11)	(0.02)	(0.12)	(0.40)	(0.52)	$9.63	(0.21%	)	$3,348,791	1.22%	0.91%	1.22%	15.99%
Year Ended October 31, 2014 (d)	$10.00	0.09	0.42	0.51	(0.11)	(0.23)	(0.34)	$10.17	5.30%		$2,953,175	1.17%	0.88%	1.17%	20.25%
Year Ended October 31, 2013 (d)	$9.18	0.06	1.15	1.21	(0.08)	(0.31)	(0.39)	$10.00	13.66%		$2,900,859	1.13%	0.65%	1.13%	20.65%
Year Ended October 31, 2012 (d)	$9.14	0.05	0.58	0.63	(0.07)	(0.52)	(0.59)	$9.18	7.49%		$2,223,108	1.15%	0.52%	1.15%	49.47%
Year Ended October 31, 2011 (d)	$9.09	0.11	0.09	0.20	(0.12)	(0.03)	(0.15)	$9.14	2.20%		$934,370	1.33%	1.22%	1.33%	41.26%

Class R Shares(e)
Year Ended October 31, 2015 (d)	$10.25	0.13	(0.12)	0.01	(0.15)	(0.40)	(0.55)	$9.71	0.08%		$81,852,928	0.88%	1.33%	0.88%	15.99%
Year Ended October 31, 2014 (d)	$10.07	0.11	0.44	0.55	(0.14)	(0.23)	(0.37)	$10.25	5.59%		$94,769,629	0.88%	1.11%	0.88%	20.25%
Year Ended October 31, 2013 (d)	$9.24	0.09	1.15	1.24	(0.10)	(0.31)	(0.41)	$10.07	13.88%		$84,157,287	0.88%	0.93%	0.88%	20.65%
Year Ended October 31, 2012 (d)	$9.18	0.07	0.59	0.66	(0.08)	(0.52)	(0.60)	$9.24	7.86%		$72,944,752	0.92%	0.80%	0.92%	49.47%
Year Ended October 31, 2011 (d)	$9.12	0.14	0.09	0.23	(0.14)	(0.03)	(0.17)	$9.18	2.55%		$63,985,415	1.08%	1.47%	1.08%	41.26%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$10.30	0.18	(0.13)	0.05	(0.20)	(0.40)	(0.60)	$9.75	0.50%		$102,156,974	0.38%	1.80%	0.38%	15.99%
Year Ended October 31, 2014 (d)	$10.11	0.17	0.43	0.60	(0.18)	(0.23)	(0.41)	$10.30	6.15%		$98,149,868	0.38%	1.63%	0.38%	20.25%
Year Ended October 31, 2013 (d)	$9.27	0.13	1.16	1.29	(0.14)	(0.31)	(0.45)	$10.11	14.51%		$86,374,010	0.38%	1.41%	0.38%	20.65%
Year Ended October 31, 2012 (d)	$9.21	0.12	0.58	0.70	(0.12)	(0.52)	(0.64)	$9.27	8.30%		$69,185,088	0.42%	1.29%	0.42%	49.47%
Year Ended October 31, 2011 (d)	$9.15	0.18	0.10	0.28	(0.19)	(0.03)	(0.22)	$9.21	3.05%		$56,549,621	0.58%	1.89%	0.58%	41.26%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$10.34	0.20	(0.12)	0.08	(0.23)	(0.40)	(0.63)	$9.79	0.75%		$62,653,169	0.13%	2.01%	0.13%	15.99%
Year Ended October 31, 2014 (d)	$10.14	0.18	0.46	0.64	(0.21)	(0.23)	(0.44)	$10.34	6.50%		$53,889,940	0.13%	1.78%	0.13%	20.25%
Year Ended October 31, 2013 (d)	$9.30	0.16	1.16	1.32	(0.17)	(0.31)	(0.48)	$10.14	14.75%		$29,410,147	0.13%	1.64%	0.13%	20.65%
Year Ended October 31, 2012 (d)	$9.24	0.14	0.58	0.72	(0.14)	(0.52)	(0.66)	$9.30	8.53%		$18,481,983	0.16%	1.54%	0.16%	49.47%
Year Ended October 31, 2011 (d)	$9.18	0.21	0.09	0.30	(0.21)	(0.03)	(0.24)	$9.24	3.29%		$13,361,814	0.33%	2.19%	0.33%	41.26%

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

46

Fund Commentary	Nationwide Destination 2025 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2025 Fund (Institutional Service Class) returned 0.28% versus 0.22% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 182 funds as of October 31, 2015) was 0.51% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 43% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest contribution to the Fund’s positive performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

The Fund’s performance for the reporting period also was supported by positive returns from the Fund’s positions in intermediate-term, investment-grade U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.96% for the period.

Concurrently, the Federal Reserve maintained its zero-interest-rate policy despite perpetual rate-hike speculation among investors. In contrast, the Fund’s investments in U.S. corporate high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) detracted somewhat from Fund performance for the reporting period, due primarily to energy sector weakness and persistently weak inflation.

Six of the Fund’s 10 underlying funds posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying fund comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were the leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and

47

Fund Commentary (con’t)	Nationwide Destination 2025 Fund

interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2025 Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	24%	1.22%
Nationwide International Index Fund Institutional Class	21%	-0.29%
Nationwide Portfolio Completion Fund Institutional Class	20%	-0.97%
Nationwide Mid Cap Market Index Fund Institutional Class	12%	0.39%
Nationwide Bond Index Fund Institutional Class	9%	0.15%
Nationwide Small Cap Index Fund Institutional Class	7%	0.02%
iShares Intermediate Credit Bond ETF	4%	0.06%
iShares 1-3 Year Credit Bond ETF	1%	0.01%
iShares iBoxx $ High Yield Corporate Bond ETF	1%	-0.03%
Nationwide Inflation-Protected Securities Fund Institutional Class	1%	-0.02%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2025 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

48

Fund Overview	Nationwide Destination 2025 Fund

Asset Allocation†

Equity Funds	64.3%
Alternative Assets	19.9%
Fixed Income Funds	15.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	24.3%
Nationwide International Index Fund, Institutional Class	20.9%
Nationwide Portfolio Completion Fund, Institutional Class	19.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.1%
Nationwide Bond Index Fund, Institutional Class	8.9%
Nationwide Small Cap Index Fund, Institutional Class	7.0%
iShares Intermediate Credit Bond ETF	3.9%
iShares 1-3 Year Credit Bond ETF	1.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	1.0%
100.0%
Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Six of the Fund’s 10 underlying funds posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 43% of the Fund’s allocations, produced positive returns

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

49

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.16%	7.07%	3.87%	[2]
	w/SC3	(5.58)%	5.81%	3.12%	[2]
Class C	w/o SC1	(0.47)%	6.48%	3.32%	[2]
	w/SC4	(1.42)%	N/A	N/A
Class R5,6		(0.14)%	6.77%	3.59%	[2]
Institutional Service Class[5]		0.28%	7.30%	4.07%	[2]
Institutional Class[5]		0.63%	7.57%	4.36%	[2]
Morningstar® Lifetime Moderate 2025 Index		0.22%	8.07%	4.97%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.86%
Class C	1.47%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

50

Fund Performance (con’t.)	Nationwide Destination 2025 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2025 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2025 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

51

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2025 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	969.50	2.98	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	966.40	5.95	1.20
	Hypothetical	(b)(c)	1,000.00	1,019.16	6.11	1.20
Class R Shares	Actual	(b)	1,000.00	967.80	4.36	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	970.50	1.89	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	971.90	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

52

Statement of Investments

October 31, 2015

Nationwide Destination 2025 Fund

Mutual Funds 94.1%

	Shares	Market Value

Alternative Assets 19.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	6,224,696	$57,329,450

Total Alternative Assets (cost $60,417,621)		57,329,450

Equity Funds 64.3%
Nationwide International Index Fund, Institutional Class (a)	7,729,060	60,209,380
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,852,185	34,858,115
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,559,671	70,082,149
Nationwide Small Cap Index Fund, Institutional Class (a)	1,386,666	20,273,051

Total Equity Funds (cost $159,510,399)		185,422,695

Fixed Income Funds 9.9%
Nationwide Bond Index Fund, Institutional Class (a)	2,306,093	25,620,696
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	309,809	2,909,108

Total Fixed Income Funds (cost $28,954,057)		28,529,804

Total Mutual Funds (cost $248,882,077)		271,281,949

Exchange Traded Funds 5.9%
Fixed Income Funds 5.9% iShares 1-3 Year Credit Bond ETF	27,820	2,928,333
iShares iBoxx $ High Yield Corporate Bond ETF	33,476	2,864,541
iShares Intermediate Credit Bond ETF	104,452	11,364,378

Total Exchange Traded Funds (cost $17,398,802)		17,157,252

Total Investments (cost $266,280,879) (b) — 100.0%		288,439,201

Liabilities in excess of other assets — 0.0%†		(115,721)

NET ASSETS — 100.0%		$288,323,480

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

53

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $248,882,077)	$271,281,949
Investments in non-affiliates, at value (cost $17,398,802)	17,157,252

Total Investments, at value (total cost $266,280,879)	288,439,201

Receivable for investments sold	7,133
Receivable for capital shares issued	149,612

Total Assets	288,595,946

Liabilities:
Payable for capital shares redeemed	156,697
Accrued expenses and other payables:
Investment advisory fees	31,255
Distribution fees	46,152
Administrative servicing fees	37,346
Trustee fees (Note 3)	688
Professional fees (Note 3)	328

Total Liabilities	272,466

Net Assets	$288,323,480

Represented by:
Capital	$257,573,845
Accumulated undistributed net investment income	3,445
Accumulated net realized gains from affiliated and non-affiliated investments	8,587,868
Net unrealized appreciation/(depreciation) from investments in affiliates	22,399,872
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(241,550)

Net Assets	$288,323,480

Net Assets:
Class A Shares	$23,187,219
Class C Shares	2,034,952
Class R Shares	94,100,551
Institutional Service Class Shares	101,137,631
Institutional Class Shares	67,863,127

Total	$288,323,480

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,332,503
Class C Shares	206,343
Class R Shares	9,495,849
Institutional Service Class Shares	10,163,686
Institutional Class Shares	6,788,366

Total	28,986,747

54

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.94
Class C Shares (b)	$9.86
Class R Shares	$9.91
Institutional Service Class Shares	$9.95
Institutional Class Shares	$10.00
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.55

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

55

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,596,130
Dividend income from non-affiliates	431,421

Total Income	6,027,551

EXPENSES:
Investment advisory fees	371,834
Distribution fees Class A	52,525
Distribution fees Class C	18,753
Distribution fees Class R	513,165
Administrative servicing fees Class A	32,782
Administrative servicing fees Class C	1,310
Administrative servicing fees Class R	256,583
Administrative servicing fees Institutional Service Class	246,649
Professional fees (Note 3)	3,125
Trustee fees (Note 3)	7,979

Total Expenses	1,504,705

NET INVESTMENT INCOME	4,522,846

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	7,080,560
Net realized gains from investment transactions with affiliates	3,942,499
Net realized gains from investment transactions with non-affiliates	4,148

Net realized gains from affiliated and non-affiliated investments	11,027,207

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(14,732,110)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(371,212)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(15,103,322)

Net realized/unrealized losses from affiliated and non-affiliated investments	(4,076,115)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$446,731

The accompanying notes are an integral part of these financial statements.

56

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$4,522,846	$3,605,618
Net realized gains from affiliated and non-affiliated investments	11,027,207	11,513,230
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(15,103,322)	1,508,212

Change in net assets resulting from operations	446,731	16,627,060

Distributions to Shareholders From:
Net investment income:
Class A	(365,588)	(364,133)
Class C	(23,034)	(18,913)
Class R (a)	(1,556,176)	(1,271,266)
Class R1 (b)	–	(117,736)
Institutional Service Class	(1,926,589)	(1,455,586)
Institutional Class	(1,328,750)	(798,589)
Net realized gains:
Class A	(736,754)	(847,497)
Class C	(72,300)	(52,392)
Class R (a)	(4,299,430)	(2,816,188)
Class R1 (b)	–	(377,682)
Institutional Service Class	(3,846,675)	(2,332,404)
Institutional Class	(2,277,744)	(938,795)

Change in net assets from shareholder distributions	(16,433,040)	(11,391,181)

Change in net assets from capital transactions	25,160,021	30,537,240

Change in net assets	9,173,712	35,773,119

Net Assets:
Beginning of year	279,149,768	243,376,649

End of year	$288,323,480	$279,149,768

Accumulated undistributed net investment income at end of year	$3,445	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,400,488	$10,984,709
Dividends reinvested	1,102,189	1,210,013
Cost of shares redeemed	(5,945,112)	(22,852,094)

Total Class A Shares	6,557,565	(10,657,372)

Class C Shares
Proceeds from shares issued	416,927	436,531
Dividends reinvested	95,334	71,260
Cost of shares redeemed	(206,530)	(562,061)

Total Class C Shares	305,731	(54,270)

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

57

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$9,073,083	$13,971,489
Proceeds from shares issued from class conversion	–	12,494,109
Dividends reinvested	5,855,606	4,087,454
Cost of shares redeemed	(22,247,793)	(18,976,802)

Total Class R Shares	(7,319,104)	11,576,250

Class R1 Shares (b)
Proceeds from shares issued	–	2,484,638
Dividends reinvested	–	495,418
Cost of shares redeemed in class conversion	–	(12,494,109)
Cost of shares redeemed	–	(1,034,995)

Total Class R1 Shares	–	(10,549,048)

Institutional Service Class Shares
Proceeds from shares issued	18,463,667	25,025,085
Dividends reinvested	5,773,264	3,787,990
Cost of shares redeemed	(12,358,000)	(13,118,919)

Total Institutional Service Class Shares	11,878,931	15,694,156

Institutional Class Shares
Proceeds from shares issued	18,303,619	29,578,200
Dividends reinvested	3,606,494	1,737,384
Cost of shares redeemed	(8,173,215)	(6,788,060)

Total Institutional Class Shares	13,736,898	24,527,524

Change in net assets from capital transactions	$25,160,021	$30,537,240

SHARE TRANSACTIONS:
Class A Shares
Issued	1,131,266	1,060,400
Reinvested	110,015	120,125
Redeemed	(587,193)	(2,193,597)

Total Class A Shares	654,088	(1,013,072)

Class C Shares
Issued	41,360	41,889
Reinvested	9,572	7,114
Redeemed	(20,352)	(54,924)

Total Class C Shares	30,580	(5,921)

Class R Shares (a)
Issued	896,871	1,351,901
Issued in class conversion	–	1,225,153
Reinvested	586,312	406,075
Redeemed	(2,214,318)	(1,840,879)

Total Class R Shares	(731,135)	1,142,250

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

58

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	239,973
Reinvested	–	49,443
Redeemed in class conversion	–	(1,225,081)
Redeemed	–	(104,359)

Total Class R1 Shares	–	(1,040,024)

Institutional Service Class Shares
Issued	1,824,674	2,422,860
Reinvested	575,816	373,999
Redeemed	(1,222,745)	(1,267,204)

Total Institutional Service Class Shares	1,177,745	1,529,655

Institutional Class Shares
Issued	1,798,782	2,836,238
Reinvested	358,270	170,152
Redeemed	(792,839)	(650,397)

Total Institutional Class Shares	1,364,213	2,355,993

Total change in shares	2,495,491	2,968,881

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

59

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$10.54	0.15	(0.14)	0.01	(0.19)	(0.42)	(0.61)	$9.94	0.16%		$23,187,219	0.54%	1.50%	0.54%	11.50%
Year Ended October 31, 2014 (d)	$10.34	0.15	0.51	0.66	(0.15)	(0.31)	(0.46)	$10.54	6.56%		$17,687,789	0.62%	1.47%	0.62%	14.81%
Year Ended October 31, 2013 (d)	$9.21	0.11	1.45	1.56	(0.12)	(0.31)	(0.43)	$10.34	17.68%		$27,833,711	0.63%	1.17%	0.63%	17.23%
Year Ended October 31, 2012 (d)	$9.11	0.09	0.65	0.74	(0.10)	(0.54)	(0.64)	$9.21	8.82%		$24,342,321	0.66%	1.03%	0.66%	37.48%
Year Ended October 31, 2011 (d)	$9.02	0.15	0.12	0.27	(0.15)	(0.03)	(0.18)	$9.11	2.94%		$19,351,261	0.82%	1.63%	0.82%	37.20%

Class C Shares
Year Ended October 31, 2015 (d)	$10.46	0.09	(0.14)	(0.05)	(0.13)	(0.42)	(0.55)	$9.86	(0.47%	)	$2,034,952	1.20%	0.91%	1.20%	11.50%
Year Ended October 31, 2014 (d)	$10.29	0.08	0.51	0.59	(0.11)	(0.31)	(0.42)	$10.46	5.88%		$1,839,120	1.17%	0.82%	1.17%	14.81%
Year Ended October 31, 2013 (d)	$9.17	0.06	1.46	1.52	(0.09)	(0.31)	(0.40)	$10.29	17.18%		$1,869,454	1.13%	0.57%	1.13%	17.23%
Year Ended October 31, 2012 (d)	$9.08	0.05	0.64	0.69	(0.06)	(0.54)	(0.60)	$9.17	8.25%		$1,118,036	1.16%	0.53%	1.16%	37.48%
Year Ended October 31, 2011 (d)	$9.00	0.11	0.11	0.22	(0.11)	(0.03)	(0.14)	$9.08	2.42%		$792,694	1.33%	1.17%	1.33%	37.20%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$10.50	0.13	(0.15)	(0.02)	(0.15)	(0.42)	(0.57)	$9.91	(0.14%	)	$94,100,551	0.88%	1.27%	0.88%	11.50%
Year Ended October 31, 2014 (d)	$10.32	0.11	0.51	0.62	(0.13)	(0.31)	(0.44)	$10.50	6.20%		$107,412,528	0.88%	1.05%	0.88%	14.81%
Year Ended October 31, 2013 (d)	$9.19	0.09	1.45	1.54	(0.10)	(0.31)	(0.41)	$10.32	17.43%		$93,768,765	0.88%	0.93%	0.88%	17.23%
Year Ended October 31, 2012 (d)	$9.10	0.07	0.64	0.71	(0.08)	(0.54)	(0.62)	$9.19	8.45%		$78,346,959	0.91%	0.78%	0.91%	37.48%
Year Ended October 31, 2011 (d)	$9.01	0.13	0.12	0.25	(0.13)	(0.03)	(0.16)	$9.10	2.74%		$64,069,479	1.08%	1.35%	1.08%	37.20%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$10.55	0.17	(0.14)	0.03	(0.21)	(0.42)	(0.63)	$9.95	0.28%		$101,137,631	0.38%	1.72%	0.38%	11.50%
Year Ended October 31, 2014 (d)	$10.36	0.16	0.52	0.68	(0.18)	(0.31)	(0.49)	$10.55	6.80%		$94,761,257	0.38%	1.56%	0.38%	14.81%
Year Ended October 31, 2013 (d)	$9.22	0.13	1.47	1.60	(0.15)	(0.31)	(0.46)	$10.36	18.07%		$77,247,913	0.38%	1.38%	0.38%	17.23%
Year Ended October 31, 2012 (d)	$9.13	0.11	0.64	0.75	(0.12)	(0.54)	(0.66)	$9.22	8.96%		$54,414,481	0.41%	1.28%	0.41%	37.48%
Year Ended October 31, 2011 (d)	$9.04	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$9.13	3.22%		$39,186,280	0.58%	1.74%	0.58%	37.20%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$10.59	0.20	(0.14)	0.06	(0.23)	(0.42)	(0.65)	$10.00	0.63%		$67,863,127	0.13%	1.94%	0.13%	11.50%
Year Ended October 31, 2014 (d)	$10.40	0.18	0.53	0.71	(0.21)	(0.31)	(0.52)	$10.59	7.03%		$57,449,074	0.13%	1.70%	0.13%	14.81%
Year Ended October 31, 2013 (d)	$9.26	0.16	1.46	1.62	(0.17)	(0.31)	(0.48)	$10.40	18.28%		$31,917,185	0.13%	1.61%	0.13%	17.23%
Year Ended October 31, 2012 (d)	$9.16	0.13	0.65	0.78	(0.14)	(0.54)	(0.68)	$9.26	9.30%		$17,552,556	0.16%	1.49%	0.16%	37.48%
Year Ended October 31, 2011 (d)	$9.07	0.19	0.13	0.32	(0.20)	(0.03)	(0.23)	$9.16	3.46%		$11,304,680	0.33%	2.03%	0.33%	37.20%

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

60

Fund Commentary	Nationwide Destination 2030 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2030 Fund (Class R) returned -0.11% versus 0.15% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 217 funds as of October 31, 2015) was 0.43% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 49% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest positive contribution to the Fund’s performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

The Fund’s performance for the reporting period also was supported by positive returns from the Fund’s positions in intermediate-term, investment-grade U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.96% for the period.

Concurrently, the Federal Reserve maintained its zero-interest-rate policy despite perpetual rate-hike speculation among investors. In contrast, the Fund’s investments in U.S. corporate high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) detracted somewhat from Fund performance for the reporting period, due primarily to energy sector weakness and persistently weak inflation.

Five of the eight underlying funds posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying fund comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were the leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and

61

Fund Commentary	Nationwide Destination 2030 Fund

interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2030 Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	26%	1.32%
Nationwide International Index Fund Institutional Class	22%	-0.30%
Nationwide Portfolio Completion Fund Institutional Class	20%	-0.97%
Nationwide Mid Cap Market Index Fund Institutional Class	14%	0.45%
Nationwide Small Cap Index Fund Institutional Class	9%	0.03%
Nationwide Bond Index Fund Institutional Class	5%	0.08%
iShares Intermediate Credit Bond ETF	3%	0.04%
iShares iBoxx $ High Yield Corporate Bond ETF	1%	-0.03%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2030 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

62

Fund Overview	Nationwide Destination 2030 Fund

Asset Allocation†

Equity Funds	71.3%
Alternative Assets	19.9%
Fixed Income Funds	8.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	26.3%
Nationwide International Index Fund, Institutional Class	21.9%
Nationwide Portfolio Completion Fund, Institutional Class	19.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.0%
Nationwide Small Cap Index Fund, Institutional Class	9.0%
Nationwide Bond Index Fund, Institutional Class	4.9%
iShares Intermediate Credit Bond ETF	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	1.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Five of the Fund’s eight underlying funds posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 49% of the Fund’s allocations, were positive during the period

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

63

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.14%	7.80%	3.97%	[2]
	w/SC3	(5.62)%	6.53%	3.22%	[2]
Class C	w/o SC1	(0.43)%	7.25%	3.44%	[2]
	w/SC4	(1.35)%	N/A	N/A
Class R5,6		(0.11)%	7.54%	3.70%	[2]
Institutional Service Class[5]		0.36%	8.08%	4.19%	[2]
Institutional Class[5]		0.71%	8.35%	4.47%	[2]
Morningstar® Lifetime Moderate 2030 Index		0.15%	8.70%	5.00%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.44%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

64

Fund Performance (con’t.)	Nationwide Destination 2030 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2030 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2030 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

65

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2030 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	967.10	3.07	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	965.10	5.75	1.16
	Hypothetical	(b)(c)	1,000.00	1,019.36	5.90	1.16
Class R Shares	Actual	(b)	1,000.00	966.60	4.36	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	968.20	1.89	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	970.50	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

66

Statement of Investments

October 31, 2015

Nationwide Destination 2030 Fund

Mutual Funds 96.1%

	Shares	Market Value

Alternative Assets 19.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	6,092,476	$56,111,707

Total Alternative Assets (cost $58,508,138)		56,111,707

Equity Funds 71.3%
Nationwide International Index Fund, Institutional Class (a)	7,942,613	61,872,959
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,096,781	39,461,417
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,830,689	74,247,687
Nationwide Small Cap Index Fund, Institutional Class (a)	1,726,449	25,240,688

Total Equity Funds (cost $173,235,840)		200,822,751

Fixed Income Fund 4.9%
Nationwide Bond Index Fund, Institutional Class (a)	1,240,974	13,787,216

Total Fixed Income Fund (cost $14,087,787)		13,787,216

Total Mutual Funds (cost $245,831,765)		270,721,674

Exchange Traded Funds 3.9%
Fixed Income Funds 3.9%
iShares iBoxx $ High Yield Corporate Bond ETF	32,512	2,782,052
iShares Intermediate Credit Bond ETF	76,888	8,365,414

Total Exchange Traded Funds (cost $11,354,291)		11,147,466

Total Investments (cost $257,186,056) (b) — 100.0%		281,869,140

Liabilities in excess of other assets — 0.0%†		(121,468)

NET ASSETS — 100.0%		$281,747,672

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

67

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $245,831,765)	$270,721,674
Investments in non-affiliates, at value (cost $11,354,291)	11,147,466

Total Investments, at value (total cost $257,186,056)	281,869,140

Receivable for investments sold	268,855
Receivable for capital shares issued	249,338

Total Assets	282,387,333

Liabilities:
Payable for capital shares redeemed	518,192
Accrued expenses and other payables:
Investment advisory fees	30,605
Distribution fees	49,360
Administrative servicing fees	40,511
Trustee fees (Note 3)	679
Professional fees (Note 3)	314

Total Liabilities	639,661

Net Assets	$281,747,672

Represented by:
Capital	$247,493,594
Accumulated net realized gains from affiliated and non-affiliated investments	9,570,994
Net unrealized appreciation/(depreciation) from investments in affiliates	24,889,909
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(206,825)

Net Assets	$281,747,672

Net Assets:
Class A Shares	$23,920,959
Class C Shares	1,663,876
Class R Shares	101,958,591
Institutional Service Class Shares	90,523,983
Institutional Class Shares	63,680,263

Total	$281,747,672

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,488,201
Class C Shares	174,507
Class R Shares	10,662,679
Institutional Service Class Shares	9,406,426
Institutional Class Shares	6,586,924

Total	29,318,737

68

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.61
Class C Shares (b)	$9.53
Class R Shares	$9.56
Institutional Service Class Shares	$9.62
Institutional Class Shares	$9.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.20

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

69

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,530,480
Dividend income from non-affiliates	261,230

Total Income	5,791,710

EXPENSES:
Investment advisory fees	359,568
Distribution fees Class A	54,782
Distribution fees Class C	16,352
Distribution fees Class R	555,073
Administrative servicing fees Class A	47,543
Administrative servicing fees Class C	457
Administrative servicing fees Class R	277,537
Administrative servicing fees Institutional Service Class	214,242
Professional fees (Note 3)	2,950
Trustee fees (Note 3)	7,736

Total Expenses	1,536,240

NET INVESTMENT INCOME	4,255,470

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	7,521,649
Net realized gains from investment transactions with affiliates	4,469,745
Net realized gains from investment transactions with non-affiliates	785

Net realized gains from affiliated and non-affiliated investments	11,992,179

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(15,435,874)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(292,723)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(15,728,597)

Net realized/unrealized losses from affiliated and non-affiliated investments	(3,736,418)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$519,052

The accompanying notes are an integral part of these financial statements.

70

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$4,255,470	$3,447,874
Net realized gains from affiliated and non-affiliated investments	11,992,179	19,678,912
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(15,728,597)	(4,482,511)

Change in net assets resulting from operations	519,052	18,644,275

Distributions to Shareholders From:
Net investment income:
Class A	(367,794)	(587,465)
Class C	(21,753)	(16,292)
Class R (a)	(1,728,208)	(1,293,396)
Class R1 (b)	–	(141,879)
Institutional Service Class	(1,655,245)	(1,203,257)
Institutional Class	(1,185,971)	(714,357)
Net realized gains:
Class A	(1,378,339)	(2,598,892)
Class C	(115,090)	(79,121)
Class R (a)	(7,862,086)	(5,131,008)
Class R1 (b)	–	(779,756)
Institutional Service Class	(5,631,079)	(3,448,603)
Institutional Class	(3,395,673)	(1,619,877)

Change in net assets from shareholder distributions	(23,341,238)	(17,613,903)

Change in net assets from capital transactions	41,056,614	7,539,678

Change in net assets	18,234,428	8,570,050

Net Assets:
Beginning of year	263,513,244	254,943,194

End of year	$281,747,672	$263,513,244

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,513,272	$10,571,285
Dividends reinvested	1,746,133	3,186,357
Cost of shares redeemed	(5,051,447)	(43,978,308)

Total Class A Shares	6,207,958	(30,220,666)

Class C Shares
Proceeds from shares issued	161,860	289,420
Dividends reinvested	136,843	95,413
Cost of shares redeemed	(164,558)	(113,373)

Total Class C Shares	134,145	271,460

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

71

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$8,602,534	$11,943,376
Proceeds from shares issued from class conversion	–	14,575,837
Dividends reinvested	9,590,294	6,424,404
Cost of shares redeemed	(20,447,553)	(15,997,020)

Total Class R Shares	(2,254,725)	16,946,597

Class R1 Shares (b)
Proceeds from shares issued	–	1,914,984
Dividends reinvested	–	921,635
Cost of shares redeemed in class conversion	–	(14,575,837)
Cost of shares redeemed	–	(1,227,639)

Total Class R1 Shares	–	(12,966,857)

Institutional Service Class Shares
Proceeds from shares issued	19,615,390	22,092,907
Dividends reinvested	7,286,324	4,651,860
Cost of shares redeemed	(10,466,573)	(10,016,476)

Total Institutional Service Class Shares	16,435,141	16,728,291

Institutional Class Shares
Proceeds from shares issued	20,496,362	21,613,837
Dividends reinvested	4,581,644	2,334,234
Cost of shares redeemed	(4,543,911)	(7,167,218)

Total Institutional Class Shares	20,534,095	16,780,853

Change in net assets from capital transactions	$41,056,614	$7,539,678

SHARE TRANSACTIONS:
Class A Shares
Issued	968,408	1,026,231
Reinvested	180,266	319,561
Redeemed	(513,427)	(4,191,439)

Total Class A Shares	635,247	(2,845,647)

Class C Shares
Issued	17,038	28,012
Reinvested	14,216	9,605
Redeemed	(17,252)	(11,185)

Total Class C Shares	14,002	26,432

Class R Shares (a)
Issued	870,813	1,162,979
Issued in class conversion	–	1,440,528
Reinvested	994,242	645,170
Redeemed	(2,111,343)	(1,562,122)

Total Class R Shares	(246,288)	1,686,555

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

72

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	184,022
Reinvested	–	92,813
Redeemed in class conversion	–	(1,440,984)
Redeemed	–	(125,822)

Total Class R1 Shares	–	(1,289,971)

Institutional Service Class Shares
Issued	1,994,821	2,145,219
Reinvested	751,530	463,697
Redeemed	(1,062,489)	(970,528)

Total Institutional Service Class Shares	1,683,862	1,638,388

Institutional Class Shares
Issued	2,078,469	2,085,682
Reinvested	470,592	231,207
Redeemed	(459,036)	(694,590)

Total Institutional Class Shares	2,090,025	1,622,299

Total change in shares	4,176,848	838,056

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

73

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$10.49	0.14	(0.12)	0.02	(0.18)	(0.72)	(0.90)	$9.61	0.14%		$23,920,959	0.60%	1.46%	0.60%	10.87%
Year Ended October 31, 2014 (d)	$10.49	0.14	0.55	0.69	(0.14)	(0.55)	(0.69)	$10.49	6.98%		$19,436,264	0.64%	1.37%	0.64%	21.24%
Year Ended October 31, 2013 (d)	$9.17	0.12	1.70	1.82	(0.13)	(0.37)	(0.50)	$10.49	20.74%		$49,286,478	0.63%	1.22%	0.63%	18.67%
Year Ended October 31, 2012 (d)	$8.89	0.09	0.68	0.77	(0.10)	(0.39)	(0.49)	$9.17	9.26%		$42,044,565	0.67%	1.01%	0.67%	29.14%
Year Ended October 31, 2011 (d)	$8.81	0.15	0.12	0.27	(0.15)	(0.04)	(0.19)	$8.89	3.00%		$35,835,375	0.83%	1.61%	0.83%	27.34%

Class C Shares
Year Ended October 31, 2015 (d)	$10.42	0.09	(0.13)	(0.04)	(0.13)	(0.72)	(0.85)	$9.53	(0.43%	)	$1,663,876	1.16%	0.97%	1.16%	10.87%
Year Ended October 31, 2014 (d)	$10.45	0.08	0.55	0.63	(0.11)	(0.55)	(0.66)	$10.42	6.39%		$1,672,313	1.15%	0.77%	1.15%	21.24%
Year Ended October 31, 2013 (d)	$9.13	0.07	1.71	1.78	(0.09)	(0.37)	(0.46)	$10.45	20.32%		$1,400,404	1.13%	0.71%	1.13%	18.67%
Year Ended October 31, 2012 (d)	$8.86	0.05	0.66	0.71	(0.05)	(0.39)	(0.44)	$9.13	8.63%		$1,127,956	1.17%	0.51%	1.17%	29.14%
Year Ended October 31, 2011 (d)	$8.79	0.09	0.13	0.22	(0.11)	(0.04)	(0.15)	$8.86	2.51%		$1,048,796	1.33%	0.97%	1.33%	27.34%

Class R Shares(e)
Year Ended October 31, 2015 (d)	$10.44	0.12	(0.12)	—	(0.16)	(0.72)	(0.88)	$9.56	(0.11%	)	$101,958,591	0.88%	1.25%	0.88%	10.87%
Year Ended October 31, 2014 (d)	$10.46	0.10	0.56	0.66	(0.13)	(0.55)	(0.68)	$10.44	6.69%		$113,908,367	0.88%	0.99%	0.88%	21.24%
Year Ended October 31, 2013 (d)	$9.14	0.09	1.71	1.80	(0.11)	(0.37)	(0.48)	$10.46	20.52%		$96,468,521	0.88%	0.95%	0.88%	18.67%
Year Ended October 31, 2012 (d)	$8.87	0.07	0.67	0.74	(0.08)	(0.39)	(0.47)	$9.14	8.91%		$75,603,163	0.91%	0.75%	0.91%	29.14%
Year Ended October 31, 2011 (d)	$8.79	0.12	0.13	0.25	(0.13)	(0.04)	(0.17)	$8.87	2.83%		$62,553,329	1.08%	1.30%	1.08%	27.34%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$10.50	0.17	(0.13)	0.04	(0.20)	(0.72)	(0.92)	$9.62	0.36%		$90,523,983	0.38%	1.70%	0.38%	10.87%
Year Ended October 31, 2014 (d)	$10.51	0.16	0.56	0.72	(0.18)	(0.55)	(0.73)	$10.50	7.27%		$81,083,707	0.38%	1.50%	0.38%	21.24%
Year Ended October 31, 2013 (d)	$9.18	0.14	1.71	1.85	(0.15)	(0.37)	(0.52)	$10.51	21.14%		$63,959,756	0.38%	1.41%	0.38%	18.67%
Year Ended October 31, 2012 (d)	$8.91	0.11	0.67	0.78	(0.12)	(0.39)	(0.51)	$9.18	9.40%		$44,037,894	0.41%	1.25%	0.41%	29.14%
Year Ended October 31, 2011 (d)	$8.82	0.16	0.14	0.30	(0.17)	(0.04)	(0.21)	$8.91	3.36%		$32,793,397	0.58%	1.73%	0.58%	27.34%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$10.54	0.19	(0.11)	0.08	(0.23)	(0.72)	(0.95)	$9.67	0.71%		$63,680,263	0.13%	1.90%	0.13%	10.87%
Year Ended October 31, 2014 (d)	$10.55	0.18	0.57	0.75	(0.21)	(0.55)	(0.76)	$10.54	7.51%		$47,412,593	0.13%	1.69%	0.13%	21.24%
Year Ended October 31, 2013 (d)	$9.22	0.16	1.72	1.88	(0.18)	(0.37)	(0.55)	$10.55	21.34%		$30,335,443	0.13%	1.62%	0.13%	18.67%
Year Ended October 31, 2012 (d)	$8.94	0.13	0.68	0.81	(0.14)	(0.39)	(0.53)	$9.22	9.75%		$17,384,899	0.16%	1.47%	0.16%	29.14%
Year Ended October 31, 2011 (d)	$8.85	0.18	0.14	0.32	(0.19)	(0.04)	(0.23)	$8.94	3.60%		$12,874,993	0.33%	1.98%	0.33%	27.34%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

74

Fund Commentary	Nationwide Destination 2035 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2035 Fund (Class R) registered -0.11% versus -0.03% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 172 funds as of October 31, 2015) was 0.66% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 53% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest positive contribution to the Fund’s performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

The Fund’s performance for the reporting period also was supported by positive returns from the Fund’s positions in intermediate-term, investment-grade U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds)

posted a return of 1.96% for the period. Concurrently, the Federal Reserve maintained its zero-interest-rate policy despite perpetual rate-hike speculation among investors. In contrast, the Fund’s investments in U.S. corporate high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) detracted somewhat from Fund performance for the reporting period, due primarily to energy sector weakness and persistently weak inflation.

Four of the Fund’s six underlying funds posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying fund comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were the leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and

75

Fund Commentary (con’t)	Nationwide Destination 2035 Fund

interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2035 Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	28%	1.42%
Nationwide International Index Fund Institutional Class	24%	-0.33%
Nationwide Portfolio Completion Fund Institutional Class	20%	-0.97%
Nationwide Mid Cap Market Index Fund Institutional Class	15%	0.48%
Nationwide Small Cap Index Fund Institutional Class	10%	0.03%
Nationwide Bond Index Fund Institutional Class	3%	0.05%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2035 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

76

Fund Overview	Nationwide Destination 2035 Fund

Asset Allocation†

Equity Funds	77.2%
Alternative Assets	19.9%
Fixed Income Fund	2.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	28.2%
Nationwide International Index Fund, Institutional Class	23.8%
Nationwide Portfolio Completion Fund, Institutional Class	19.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.1%
Nationwide Small Cap Index Fund, Institutional Class	10.0%
Nationwide Bond Index Fund, Institutional Class	3.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Four of the Fund’s six underlying funds posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 53% of the Fund’s allocations, were positive during the period

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

77

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.19%	8.42%	4.02%	[2]
	w/SC3	(5.58)%	7.14%	3.27%	[2]
Class C	w/o SC1	(0.42)%	7.84%	3.47%	[2]
	w/SC4	(1.36)%	N/A	N/A
Class R5,6		(0.11)%	8.15%	3.76%	[2]
Institutional Service Class[5]		0.39	8.68%	4.24%	[2]
Institutional Class[5]		0.73	8.97%	4.53%	[2]
Morningstar® Lifetime Moderate 2035 Index		(0.03)%	9.04%	5.04%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.86%
Class C	1.49%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

78

Fund Performance (con’t.)	Nationwide Destination 2035 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2035 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2035 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

79

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2035 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	966.30	2.97	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	963.10	6.04	1.22
	Hypothetical	(b)(c)	1,000.00	1,019.06	6.21	1.22
Class R Shares	Actual	(b)	1,000.00	964.60	4.36	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	967.40	1.88	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	968.70	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

80

Statement of Investments

October 31, 2015

Nationwide Destination 2035 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 19.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	4,634,077	$42,679,846

Total Alternative Assets (cost $44,519,922)		42,679,846

Equity Funds 77.2%
Nationwide International Index Fund, Institutional Class (a)	6,578,701	51,248,081
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,723,447	32,435,280
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,947,790	60,677,536
Nationwide Small Cap Index Fund, Institutional Class (a)	1,476,333	21,583,993

Total Equity Funds (cost $146,704,126)		165,944,890

Fixed Income Fund 2.9%
Nationwide Bond Index Fund, Institutional Class (a)	571,489	6,349,244

Total Fixed Income Fund (cost $6,497,796)		6,349,244

Total Mutual Funds (cost $197,721,844)		214,973,980

Total Investments (cost $197,721,844) (b) — 100.0%		214,973,980

Liabilities in excess of other assets — 0.0%†		(90,988)

NET ASSETS — 100.0%		$214,882,992

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

81

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $197,721,844)	$214,973,980
Receivable for investments sold	47,791
Receivable for capital shares issued	246,119

Total Assets	215,267,890

Liabilities:
Payable for capital shares redeemed	293,976
Accrued expenses and other payables:
Investment advisory fees	23,202
Distribution fees	38,011
Administrative servicing fees	28,961
Trustee fees (Note 3)	505
Professional fees (Note 3)	243

Total Liabilities	384,898

Net Assets	$214,882,992

Represented by:
Capital	$189,376,506
Accumulated net realized gains from affiliated investments	8,254,350
Net unrealized appreciation/(depreciation) from investments in affiliates	17,252,136

Net Assets	$214,882,992

Net Assets:
Class A Shares	$19,294,536
Class C Shares	1,798,184
Class R Shares	77,992,434
Institutional Service Class Shares	68,794,947
Institutional Class Shares	47,002,891

Total	$214,882,992

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,893,101
Class C Shares	178,773
Class R Shares	7,690,338
Institutional Service Class Shares	6,744,393
Institutional Class Shares	4,586,145

Total	21,092,750

82

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.19
Class C Shares (b)	$10.06
Class R Shares	$10.14
Institutional Service Class Shares	$10.20
Institutional Class Shares	$10.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.81

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

83

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,355,401

Total Income	4,355,401

EXPENSES:
Investment advisory fees	273,017
Distribution fees Class A	41,208
Distribution fees Class C	17,567
Distribution fees Class R	420,745
Administrative servicing fees Class A	36,216
Administrative servicing fees Class C	1,577
Administrative servicing fees Class R	210,373
Administrative servicing fees Institutional Service Class	160,543
Professional fees (Note 3)	2,312
Trustee fees (Note 3)	5,861

Total Expenses	1,169,419

NET INVESTMENT INCOME	3,185,982

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	6,134,324
Net realized gains from investment transactions with affiliates	3,605,978

Net realized gains from affiliated investments	9,740,302

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(12,629,626)

Net realized/unrealized losses from affiliated investments	(2,889,324)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$296,658

The accompanying notes are an integral part of these financial statements.

84

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$3,185,982	$2,370,947
Net realized gains from affiliated investments	9,740,302	9,071,626
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(12,629,626)	1,398,949

Change in net assets resulting from operations	296,658	12,841,522

Distributions to Shareholders From:
Net investment income:
Class A	(287,169)	(223,677)
Class C	(23,268)	(15,140)
Class R (a)	(1,299,827)	(1,007,841)
Class R1 (b)	–	(52,210)
Institutional Service Class	(1,247,852)	(906,556)
Institutional Class	(926,467)	(532,310)
Net realized gains:
Class A	(646,584)	(670,816)
Class C	(74,148)	(58,859)
Class R (a)	(3,609,647)	(3,199,246)
Class R1 (b)	–	(213,103)
Institutional Service Class	(2,524,736)	(2,051,220)
Institutional Class	(1,622,396)	(918,344)

Change in net assets from shareholder distributions	(12,262,094)	(9,849,322)

Change in net assets from capital transactions	26,269,296	33,762,134

Change in net assets	14,303,860	36,754,334

Net Assets:
Beginning of year	200,579,132	163,824,798

End of year	$214,882,992	$200,579,132

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,903,230	$8,819,294
Dividends reinvested	933,651	894,398
Cost of shares redeemed	(4,815,977)	(11,861,275)

Total Class A Shares	6,020,904	(2,147,583)

Class C Shares
Proceeds from shares issued	345,553	401,583
Dividends reinvested	97,416	73,999
Cost of shares redeemed	(281,829)	(142,187)

Total Class C Shares	161,140	333,395

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

85

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$8,063,893	$12,312,642
Proceeds from shares issued from class conversion	–	4,451,380
Dividends reinvested	4,909,474	4,207,087
Cost of shares redeemed	(16,983,813)	(10,993,226)

Total Class R Shares	(4,010,446)	9,977,883

Class R1 Shares (b)
Proceeds from shares issued	–	1,664,706
Dividends reinvested	–	265,313
Cost of shares redeemed in class conversion	–	(4,451,380)
Cost of shares redeemed	–	(1,033,523)

Total Class R1 Shares	–	(3,554,884)

Institutional Service Class Shares
Proceeds from shares issued	16,144,192	18,517,336
Dividends reinvested	3,772,588	2,957,776
Cost of shares redeemed	(7,102,843)	(8,362,933)

Total Institutional Service Class Shares	12,813,937	13,112,179

Institutional Class Shares
Proceeds from shares issued	16,072,511	20,200,531
Dividends reinvested	2,548,863	1,450,654
Cost of shares redeemed	(7,337,613)	(5,610,041)

Total Institutional Class Shares	11,283,761	16,041,144

Change in net assets from capital transactions	$26,269,296	$33,762,134

SHARE TRANSACTIONS:
Class A Shares
Issued	953,716	833,635
Reinvested	90,822	86,888
Redeemed	(461,990)	(1,112,537)

Total Class A Shares	582,548	(192,014)

Class C Shares
Issued	33,567	38,669
Reinvested	9,586	7,266
Redeemed	(27,514)	(13,794)

Total Class C Shares	15,639	32,141

Class R Shares (a)
Issued	775,341	1,165,645
Issued in class conversion	–	427,118
Reinvested	479,832	410,003
Redeemed	(1,649,857)	(1,042,119)

Total Class R Shares	(394,684)	960,647

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

86

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	155,900
Reinvested	–	25,935
Redeemed in class conversion	–	(426,958)
Redeemed	–	(101,966)

Total Class R1 Shares	–	(347,089)

Institutional Service Class Shares
Issued	1,550,523	1,746,018
Reinvested	366,915	286,247
Redeemed	(681,600)	(788,886)

Total Institutional Service Class Shares	1,235,838	1,243,379

Institutional Class Shares
Issued	1,530,585	1,890,738
Reinvested	246,708	139,251
Redeemed	(699,063)	(524,565)

Total Institutional Class Shares	1,078,230	1,505,424

Total change in shares	2,517,571	3,202,488

Amount designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

87

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$10.81	0.15	(0.13)	0.02	(0.19)	(0.45)	(0.64)	$10.19	0.19%		$19,294,536	0.60%	1.45%	0.60%	9.35%
Year Ended October 31, 2014 (d)	$10.67	0.15	0.60	0.75	(0.16)	(0.45)	(0.61)	$10.81	7.27%		$14,166,361	0.62%	1.38%	0.62%	8.21%
Year Ended October 31, 2013 (d)	$9.09	0.12	1.91	2.03	(0.14)	(0.31)	(0.45)	$10.67	23.24%		$16,026,739	0.63%	1.25%	0.63%	18.63%
Year Ended October 31, 2012 (d)	$8.65	0.09	0.70	0.79	(0.10)	(0.25)	(0.35)	$9.09	9.60%		$12,557,034	0.66%	0.99%	0.66%	19.07%
Year Ended October 31, 2011 (d)	$8.54	0.13	0.15	0.28	(0.15)	(0.02)	(0.17)	$8.65	3.19%		$9,734,398	0.83%	1.42%	0.83%	26.04%

Class C Shares
Year Ended October 31, 2015 (d)	$10.69	0.09	(0.13)	(0.04)	(0.14)	(0.45)	(0.59)	$10.06	(0.42%	)	$1,798,184	1.22%	0.88%	1.22%	9.35%
Year Ended October 31, 2014 (d)	$10.57	0.07	0.61	0.68	(0.11)	(0.45)	(0.56)	$10.69	6.69%		$1,743,485	1.18%	0.70%	1.18%	8.21%
Year Ended October 31, 2013 (d)	$9.02	0.07	1.89	1.96	(0.10)	(0.31)	(0.41)	$10.57	22.57%		$1,384,187	1.13%	0.76%	1.13%	18.63%
Year Ended October 31, 2012 (d)	$8.60	0.04	0.70	0.74	(0.07)	(0.25)	(0.32)	$9.02	9.16%		$1,038,535	1.15%	0.42%	1.15%	19.07%
Year Ended October 31, 2011 (d)	$8.49	0.10	0.13	0.23	(0.10)	(0.02)	(0.12)	$8.60	2.60%		$258,058	1.33%	1.11%	1.33%	26.04%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$10.76	0.13	(0.14)	(0.01)	(0.16)	(0.45)	(0.61)	$10.14	(0.11%	)	$77,992,434	0.88%	1.23%	0.88%	9.35%
Year Ended October 31, 2014 (d)	$10.63	0.11	0.61	0.72	(0.14)	(0.45)	(0.59)	$10.76	6.99%		$86,976,458	0.88%	1.01%	0.88%	8.21%
Year Ended October 31, 2013 (d)	$9.06	0.10	1.89	1.99	(0.11)	(0.31)	(0.42)	$10.63	22.91%		$75,700,964	0.88%	1.00%	0.88%	18.63%
Year Ended October 31, 2012 (d)	$8.62	0.07	0.70	0.77	(0.08)	(0.25)	(0.33)	$9.06	9.37%		$55,946,652	0.91%	0.75%	0.91%	19.07%
Year Ended October 31, 2011 (d)	$8.51	0.11	0.14	0.25	(0.12)	(0.02)	(0.14)	$8.62	2.96%		$43,308,991	1.08%	1.25%	1.08%	26.04%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$10.82	0.17	(0.13)	0.04	(0.21)	(0.45)	(0.66)	$10.20	0.39%		$68,794,947	0.38%	1.67%	0.38%	9.35%
Year Ended October 31, 2014 (d)	$10.68	0.16	0.62	0.78	(0.19)	(0.45)	(0.64)	$10.82	7.58%		$59,581,592	0.38%	1.49%	0.38%	8.21%
Year Ended October 31, 2013 (d)	$9.10	0.14	1.91	2.05	(0.16)	(0.31)	(0.47)	$10.68	23.52%		$45,549,609	0.38%	1.44%	0.38%	18.63%
Year Ended October 31, 2012 (d)	$8.66	0.11	0.70	0.81	(0.12)	(0.25)	(0.37)	$9.10	9.86%		$27,762,165	0.41%	1.24%	0.41%	19.07%
Year Ended October 31, 2011 (d)	$8.55	0.15	0.15	0.30	(0.17)	(0.02)	(0.19)	$8.66	3.45%		$18,146,376	0.58%	1.65%	0.58%	26.04%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$10.86	0.20	(0.12)	0.08	(0.24)	(0.45)	(0.69)	$10.25	0.73%		$47,002,891	0.13%	1.88%	0.13%	9.35%
Year Ended October 31, 2014 (d)	$10.72	0.18	0.63	0.81	(0.22)	(0.45)	(0.67)	$10.86	7.80%		$38,111,236	0.13%	1.66%	0.13%	8.21%
Year Ended October 31, 2013 (d)	$9.14	0.17	1.90	2.07	(0.18)	(0.31)	(0.49)	$10.72	23.71%		$21,472,047	0.13%	1.71%	0.13%	18.63%
Year Ended October 31, 2012 (d)	$8.69	0.13	0.71	0.84	(0.14)	(0.25)	(0.39)	$9.14	10.20%		$13,070,867	0.16%	1.49%	0.16%	19.07%
Year Ended October 31, 2011 (d)	$8.57	0.18	0.15	0.33	(0.19)	(0.02)	(0.21)	$8.69	3.80%		$9,052,970	0.33%	1.99%	0.33%	26.04%

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

88

Fund Commentary	Nationwide Destination 2040 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2040 Fund (Class R) returned 0.16% versus -0.27% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 203 funds as of October 31, 2015) was 0.66% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 56% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest contribution to the Fund’s positive performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

The Fund’s performance for the reporting period also was supported by positive returns from the Fund’s positions in intermediate-term, investment-grade U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.96% for the period.

Concurrently, the Federal Reserve maintained its zero-interest-rate policy despite perpetual rate-hike speculation among investors. In contrast, the Fund’s investments in U.S. corporate high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) detracted somewhat from Fund performance for the reporting period, due primarily to energy sector weakness and persistently weak inflation.

Four of the Fund’s six underlying funds posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying fund comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were the leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and

89

Fund Commentary	Nationwide Destination 2040 Fund

interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2040 Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	28%	1.42%
Nationwide International Index Fund Institutional Class	25%	-0.34%
Nationwide Mid Cap Market Index Fund Institutional Class	17%	0.55%
Nationwide Portfolio Completion Fund Institutional Class	16%	-0.78%
Nationwide Small Cap Index Fund Institutional Class	11%	0.04%
Nationwide Bond Index Fund Institutional Class	3%	0.05%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2040 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

90

Fund Overview	Nationwide Destination 2040 Fund

Asset Allocation†

Equity Funds	81.2%
Alternative Assets	15.9%
Fixed Income Fund	2.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	28.3%
Nationwide International Index Fund, Institutional Class	24.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	17.0%
Nationwide Portfolio Completion Fund, Institutional Class	15.9%
Nationwide Small Cap Index Fund, Institutional Class	11.0%
Nationwide Bond Index Fund, Institutional Class	2.9%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Four of the Fund’s six underlying funds posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 56% of the Fund’s allocations, produced positive returns

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

91

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.51%	8.66%	3.82%	[2]
	w/SC3	(5.31)%	7.38%	3.07%	[2]
Class C	w/o SC1	(0.14)%	8.08%	3.28%	[2]
	w/SC4	(1.08)%	N/A	N/A
Class R5,6		0.16%	8.35%	3.53%	[2]
Institutional Service Class[5]		0.76%	8.91%	4.06%	[2]
Institutional Class[5]		0.91%	9.17%	4.31%	[2]
Morningstar® Lifetime Moderate 2040 Index		(0.27)%	9.09%	5.04%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.85%
Class C	1.43%
Class R	1.15%
Institutional Services Class	0.65%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

92

Fund Performance (con’t.)	Nationwide Destination 2040 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2040 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2040 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

93

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2040 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	966.50	2.97	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	963.50	5.79	1.17
	Hypothetical	(b)(c)	1,000.00	1,019.31	5.96	1.17
Class R Shares	Actual	(b)	1,000.00	964.80	4.36	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	967.70	1.88	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	968.00	0.64	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

94

Statement of Investments

October 31, 2015

Nationwide Destination 2040 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 15.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	3,067,060	$28,247,619

Total Alternative Assets (cost $29,503,402)		28,247,619

Equity Funds 81.2%
Nationwide International Index Fund, Institutional Class (a)	5,675,743	44,214,038
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,609,903	30,298,374
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,270,094	50,261,351
Nationwide Small Cap Index Fund, Institutional Class (a)	1,335,271	19,521,665

Total Equity Funds (cost $128,280,986)		144,295,428

Fixed Income Fund 2.9%
Nationwide Bond Index Fund, Institutional Class (a)	472,880	5,253,700

Total Fixed Income Fund (cost $5,398,659)		5,253,700

Total Mutual Funds (cost $163,183,047)		177,796,747

Total Investments (cost $163,183,047) (b) — 100.0%		177,796,747

Liabilities in excess of other assets — 0.0%†		(78,335)

NET ASSETS — 100.0%		$177,718,412

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

95

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $163,183,047)	$177,796,747
Receivable for capital shares issued	155,487

Total Assets	177,952,234

Liabilities:
Payable for investments purchased	52,114
Payable for capital shares redeemed	103,373
Accrued expenses and other payables:
Investment advisory fees	19,252
Distribution fees	34,075
Administrative servicing fees	24,391
Trustee fees (Note 3)	418
Professional fees (Note 3)	199

Total Liabilities	233,822

Net Assets	$177,718,412

Represented by:
Capital	$156,390,796
Accumulated net realized gains from affiliated investments	6,713,916
Net unrealized appreciation/(depreciation) from investments in affiliates	14,613,700

Net Assets	$177,718,412

Net Assets:
Class A Shares	$16,051,732
Class C Shares	499,411
Class R Shares	71,662,026
Institutional Service Class Shares	47,136,189
Institutional Class Shares	42,369,054

Total	$177,718,412

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,616,438
Class C Shares	50,433
Class R Shares	7,249,737
Institutional Service Class Shares	4,729,193
Institutional Class Shares	4,239,356

Total	17,885,157

96

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.93
Class C Shares (b)	$9.90
Class R Shares	$9.88
Institutional Service Class Shares	$9.97
Institutional Class Shares	$9.99
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.54

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

97

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,568,423

Total Income	3,568,423

EXPENSES:
Investment advisory fees	224,355
Distribution fees Class A	35,738
Distribution fees Class C	5,044
Distribution fees Class R	389,416
Administrative servicing fees Class A	27,846
Administrative servicing fees Class C	166
Administrative servicing fees Class R	194,708
Administrative servicing fees Institutional Service Class	107,125
Professional fees (Note 3)	1,907
Trustee fees (Note 3)	4,830

Total Expenses	991,135

NET INVESTMENT INCOME	2,577,288

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,209,101
Net realized gains from investment transactions with affiliates	2,736,608

Net realized gains from affiliated investments	7,945,709

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(9,764,867)

Net realized/unrealized losses from affiliated investments	(1,819,158)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$758,130

The accompanying notes are an integral part of these financial statements.

98

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$2,577,288	$1,883,641
Net realized gains from affiliated investments	7,945,709	8,484,082
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(9,764,867)	76,869

Change in net assets resulting from operations	758,130	10,444,592

Distributions to Shareholders From:
Net investment income:
Class A	(242,083)	(198,758)
Class C	(5,823)	(6,149)
Class R (a)	(1,186,759)	(877,570)
Class R1 (b)	–	(103,008)
Institutional Service Class	(826,885)	(577,878)
Institutional Class	(790,362)	(432,366)
Net realized gains:
Class A	(585,142)	(681,244)
Class C	(22,886)	(26,402)
Class R (a)	(3,830,013)	(3,042,859)
Class R1 (b)	–	(497,826)
Institutional Service Class	(1,918,773)	(1,475,263)
Institutional Class	(1,583,424)	(851,957)

Change in net assets from shareholder distributions	(10,992,150)	(8,771,280)

Change in net assets from capital transactions	27,456,479	26,950,980

Change in net assets	17,222,459	28,624,292

Net Assets:
Beginning of year	160,495,953	131,871,661

End of year	$177,718,412	$160,495,953

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,564,001	$7,157,838
Dividends reinvested	827,225	880,002
Cost of shares redeemed	(3,555,433)	(10,584,876)

Total Class A Shares	5,835,793	(2,547,036)

Class C Shares
Proceeds from shares issued	37,300	131,382
Dividends reinvested	28,709	32,551
Cost of shares redeemed	(174,462)	(74,206)

Total Class C Shares	(108,453)	89,727

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

99

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$7,089,369	$10,962,908
Proceeds from shares issued from class conversion	–	10,281,101
Dividends reinvested	5,016,772	3,920,429
Cost of shares redeemed	(13,592,569)	(10,173,420)

Total Class R Shares	(1,486,428)	14,991,018

Class R1 Shares (b)
Proceeds from shares issued	–	1,435,862
Dividends reinvested	–	600,834
Cost of shares redeemed in class conversion	–	(10,281,101)
Cost of shares redeemed	–	(576,778)

Total Class R1 Shares	–	(8,821,183)

Institutional Service Class Shares
Proceeds from shares issued	12,460,792	11,610,361
Dividends reinvested	2,745,658	2,053,141
Cost of shares redeemed	(4,640,843)	(4,626,743)

Total Institutional Service Class Shares	10,565,607	9,036,759

Institutional Class Shares
Proceeds from shares issued	13,553,204	18,031,955
Dividends reinvested	2,373,786	1,284,323
Cost of shares redeemed	(3,277,030)	(5,114,583)

Total Institutional Class Shares	12,649,960	14,201,695

Change in net assets from capital transactions	$27,456,479	$26,950,980

SHARE TRANSACTIONS:
Class A Shares
Issued	847,946	686,123
Reinvested	82,683	87,390
Redeemed	(351,676)	(1,007,253)

Total Class A Shares	578,953	(233,740)

Class C Shares
Issued	3,629	12,520
Reinvested	2,873	3,240
Redeemed	(16,458)	(7,057)

Total Class C Shares	(9,956)	8,703

Class R Shares (a)
Issued	700,528	1,059,390
Issued in class conversion	–	1,007,201
Reinvested	503,635	390,365
Redeemed	(1,359,343)	(977,545)

Total Class R Shares	(155,180)	1,479,411

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

100

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	137,250
Reinvested	–	60,023
Redeemed in class conversion	–	(1,007,754)
Redeemed	–	(58,428)

Total Class R1 Shares	–	(868,909)

Institutional Service Class Shares
Issued	1,230,031	1,113,771
Reinvested	273,402	202,494
Redeemed	(457,505)	(445,063)

Total Institutional Service Class Shares	1,045,928	871,202

Institutional Class Shares
Issued	1,334,212	1,719,122
Reinvested	235,867	126,028
Redeemed	(319,371)	(491,403)

Total Institutional Class Shares	1,250,708	1,353,747

Total change in shares	2,710,453	2,610,414

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

101

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$10.58	0.14	(0.09)	0.05	(0.19)	(0.51)	(0.70)	$9.93	0.51%		$16,051,732	0.58%	1.41%	0.58%	8.96%
Year Ended October 31, 2014 (d)	$10.50	0.15	0.60	0.75	(0.16)	(0.51)	(0.67)	$10.58	7.49%		$10,977,672	0.61%	1.44%	0.61%	10.00%
Year Ended October 31, 2013 (d)	$8.82	0.12	1.96	2.08	(0.14)	(0.26)	(0.40)	$10.50	24.40%		$13,346,054	0.63%	1.27%	0.63%	16.74%
Year Ended October 31, 2012 (d)	$8.42	0.08	0.67	0.75	(0.10)	(0.25)	(0.35)	$8.82	9.35%		$9,796,546	0.66%	0.97%	0.66%	18.76%
Year Ended October 31, 2011 (d)	$8.33	0.13	0.13	0.26	(0.14)	(0.03)	(0.17)	$8.42	3.06%		$7,503,499	0.83%	1.47%	0.83%	24.59%

Class C Shares
Year Ended October 31, 2015 (d)	$10.55	0.09	(0.10)	(0.01)	(0.13)	(0.51)	(0.64)	$9.90	(0.14%	)	$499,411	1.17%	0.85%	1.17%	8.96%
Year Ended October 31, 2014 (d)	$10.48	0.08	0.62	0.70	(0.12)	(0.51)	(0.63)	$10.55	6.96%		$636,972	1.15%	0.76%	1.15%	10.00%
Year Ended October 31, 2013 (d)	$8.82	0.09	1.93	2.02	(0.10)	(0.26)	(0.36)	$10.48	23.65%		$541,780	1.13%	0.92%	1.13%	16.74%
Year Ended October 31, 2012 (d)	$8.41	0.04	0.67	0.71	(0.05)	(0.25)	(0.30)	$8.82	8.96%		$543,944	1.17%	0.51%	1.17%	18.76%
Year Ended October 31, 2011 (d)	$8.33	0.08	0.13	0.21	(0.10)	(0.03)	(0.13)	$8.41	2.48%		$477,951	1.33%	0.91%	1.33%	24.59%

Class R Shares(e)
Year Ended October 31, 2015 (d)	$10.53	0.12	(0.10)	0.02	(0.16)	(0.51)	(0.67)	$9.88	0.16%		$71,662,026	0.88%	1.23%	0.88%	8.96%
Year Ended October 31, 2014 (d)	$10.46	0.10	0.62	0.72	(0.14)	(0.51)	(0.65)	$10.53	7.20%		$77,985,896	0.88%	0.98%	0.88%	10.00%
Year Ended October 31, 2013 (d)	$8.79	0.10	1.94	2.04	(0.11)	(0.26)	(0.37)	$10.46	24.07%		$61,997,351	0.88%	1.02%	0.88%	16.74%
Year Ended October 31, 2012 (d)	$8.39	0.06	0.67	0.73	(0.08)	(0.25)	(0.33)	$8.79	9.13%		$45,158,577	0.91%	0.72%	0.91%	18.76%
Year Ended October 31, 2011 (d)	$8.31	0.10	0.13	0.23	(0.12)	(0.03)	(0.15)	$8.39	2.71%		$33,748,270	1.08%	1.18%	1.08%	24.59%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$10.61	0.17	(0.09)	0.08	(0.21)	(0.51)	(0.72)	$9.97	0.76%		$47,136,189	0.38%	1.67%	0.38%	8.96%
Year Ended October 31, 2014 (d)	$10.54	0.16	0.61	0.77	(0.19)	(0.51)	(0.70)	$10.61	7.66%		$39,093,799	0.38%	1.52%	0.38%	10.00%
Year Ended October 31, 2013 (d)	$8.85	0.14	1.97	2.11	(0.16)	(0.26)	(0.42)	$10.54	24.74%		$29,631,504	0.38%	1.46%	0.38%	16.74%
Year Ended October 31, 2012 (d)	$8.44	0.10	0.68	0.78	(0.12)	(0.25)	(0.37)	$8.85	9.72%		$18,183,863	0.41%	1.21%	0.41%	18.76%
Year Ended October 31, 2011 (d)	$8.36	0.14	0.13	0.27	(0.16)	(0.03)	(0.19)	$8.44	3.19%		$11,787,766	0.58%	1.61%	0.58%	24.59%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$10.64	0.19	(0.10)	0.09	(0.23)	(0.51)	(0.74)	$9.99	0.91%		$42,369,054	0.13%	1.89%	0.13%	8.96%
Year Ended October 31, 2014 (d)	$10.56	0.18	0.62	0.80	(0.21)	(0.51)	(0.72)	$10.64	8.00%		$31,801,614	0.13%	1.67%	0.13%	10.00%
Year Ended October 31, 2013 (d)	$8.87	0.16	1.97	2.13	(0.18)	(0.26)	(0.44)	$10.56	24.98%		$17,265,774	0.13%	1.69%	0.13%	16.74%
Year Ended October 31, 2012 (d)	$8.46	0.12	0.68	0.80	(0.14)	(0.25)	(0.39)	$8.87	9.96%		$8,926,276	0.16%	1.45%	0.16%	18.76%
Year Ended October 31, 2011 (d)	$8.37	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$8.46	3.54%		$6,597,063	0.33%	1.87%	0.33%	24.59%

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

102

Fund Commentary	Nationwide Destination 2045 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2045 Fund (Class R) returned 0.32% versus -0.50% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 172 funds as of October 31, 2015) was 0.72% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 61% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest contribution to the Fund’s positive performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

Three of the Fund’s five underlying funds posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying fund comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices, and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were the leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

103

Fund Commentary (con’t)	Nationwide Destination 2045 Fund

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2045 Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	30%	1.52%
Nationwide International Index Fund Institutional Class	27%	-0.37%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	0.58%
Nationwide Small Cap Index Fund Institutional Class	13%	0.04%
Nationwide Portfolio Completion Fund Institutional Class	12%	-0.58%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2045 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

104

Fund Overview	Nationwide Destination 2045 Fund

Asset Allocation†

Equity Funds	88.1%
Alternative Assets	11.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	30.3%
Nationwide International Index Fund, Institutional Class	26.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	12.9%
Nationwide Portfolio Completion Fund, Institutional Class	11.9%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Three of the Fund’s five underlying funds posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 61% of the Fund’s allocations, produced positive returns

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

105

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.65%	8.85%	3.91%	[2]
	w/SC3	(5.11)%	7.56%	3.16%	[2]
Class C	w/o SC1	0.04%	8.26%	3.35%	[2]
	w/SC4	(0.90)%	N/A	N/A
Class R5,6		0.32%	8.54%	3.63%	[2]
Institutional Service Class[5]		0.84%	9.08%	4.11%	[2]
Institutional Class[5]		1.07%	9.36%	4.39%	[2]
Morningstar® Lifetime Moderate 2045 Index		(0.50)%	8.96%	4.96%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.86%
Class C	1.51%
Class R	1.15%
Institutional Services Class	0.64%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

106

Fund Performance (con’t.)	Nationwide Destination 2045 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2045 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2045 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

107

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2045 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	965.50	2.97	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	962.10	6.13	1.24
	Hypothetical	(b)(c)	1,000.00	1,018.95	6.31	1.24
Class R Shares	Actual	(b)	1,000.00	963.70	4.36	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	966.40	1.88	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	967.80	0.64	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

108

Statement of Investments

October 31, 2015

Nationwide Destination 2045 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 11.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	1,545,316	$14,232,362

Total Alternative Assets (cost $14,915,640)		14,232,362

Equity Funds 88.1%
Nationwide International Index Fund, Institutional Class (a)	4,128,022	32,157,291
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,141,552	21,484,013
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,355,025	36,196,733
Nationwide Small Cap Index Fund, Institutional Class (a)	1,055,344	15,429,131

Total Equity Funds (cost $95,810,454)		105,267,168

Total Mutual Funds (cost $110,726,094)		119,499,530

Total Investments (cost $110,726,094) (b) — 100.0%		119,499,530

Liabilities in excess of other assets — 0.0%†		(52,932)

NET ASSETS — 100.0%		$119,446,598

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

109

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $110,726,094)	$119,499,530
Receivable for capital shares issued	116,303

Total Assets	119,615,833

Liabilities:
Payable for investments purchased	62,897
Payable for capital shares redeemed	53,407
Accrued expenses and other payables:
Investment advisory fees	12,922
Distribution fees	24,146
Administrative servicing fees	15,459
Trustee fees (Note 3)	280
Professional fees (Note 3)	124

Total Liabilities	169,235

Net Assets	$119,446,598

Represented by:
Capital	$107,014,822
Accumulated net realized gains from affiliated investments	3,658,340
Net unrealized appreciation/(depreciation) from investments in affiliates	8,773,436

Net Assets	$119,446,598

Net Assets:
Class A Shares	$12,590,850
Class C Shares	1,985,303
Class R Shares	47,439,190
Institutional Service Class Shares	25,991,661
Institutional Class Shares	31,439,594

Total	$119,446,598

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,247,892
Class C Shares	198,336
Class R Shares	4,733,284
Institutional Service Class Shares	2,580,614
Institutional Class Shares	3,102,385

Total	11,862,511

110

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.09
Class C Shares (b)	$10.01
Class R Shares	$10.02
Institutional Service Class Shares	$10.07
Institutional Class Shares	$10.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.71

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

111

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,291,355

Total Income	2,291,355

EXPENSES:
Investment advisory fees	144,605
Distribution fees Class A	27,320
Distribution fees Class C	20,957
Distribution fees Class R	246,621
Administrative servicing fees Class A	22,903
Administrative servicing fees Class C	2,392
Administrative servicing fees Class R	123,311
Administrative servicing fees Institutional Service Class	53,440
Professional fees (Note 3)	1,242
Trustee fees (Note 3)	3,123

Total Expenses	645,914

NET INVESTMENT INCOME	1,645,441

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	3,411,560
Net realized gains from investment transactions with affiliates	1,067,853

Net realized gains from affiliated investments	4,479,413

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(5,636,095)

Net realized/unrealized losses from affiliated investments	(1,156,682)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$488,759

The accompanying notes are an integral part of these financial statements.

112

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$1,645,441	$1,128,280
Net realized gains from affiliated investments	4,479,413	5,046,869
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(5,636,095)	238,209

Change in net assets resulting from operations	488,759	6,413,358

Distributions to Shareholders From:
Net investment income:
Class A	(185,554)	(144,395)
Class C	(27,241)	(20,437)
Class R (a)	(749,566)	(577,611)
Class R1 (b)	–	(38,075)
Institutional Service Class	(403,668)	(242,503)
Institutional Class	(575,170)	(308,985)
Net realized gains:
Class A	(427,555)	(317,284)
Class C	(104,197)	(56,688)
Class R (a)	(2,323,803)	(1,285,138)
Class R1 (b)	–	(112,265)
Institutional Service Class	(839,401)	(380,862)
Institutional Class	(1,084,090)	(367,000)

Change in net assets from shareholder distributions	(6,720,245)	(3,851,243)

Change in net assets from capital transactions	26,045,971	19,593,876

Change in net assets	19,814,485	22,155,991

Net Assets:
Beginning of year	99,632,113	77,476,122

End of year	$119,446,598	$99,632,113

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,032,224	$4,697,038
Dividends reinvested	613,109	461,679
Cost of shares redeemed	(3,101,816)	(6,473,028)

Total Class A Shares	4,543,517	(1,314,311)

Class C Shares
Proceeds from shares issued	398,246	222,631
Dividends reinvested	131,438	77,125
Cost of shares redeemed	(538,462)	(119,842)

Total Class C Shares	(8,778)	179,914

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

113

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$6,735,252	$8,757,244
Proceeds from shares issued from class conversion	–	3,586,427
Dividends reinvested	3,073,369	1,862,749
Cost of shares redeemed	(8,553,287)	(6,939,587)

Total Class R Shares	1,255,334	7,266,833

Class R1 Shares (b)
Proceeds from shares issued	–	1,500,165
Dividends reinvested	–	150,340
Cost of shares redeemed in class conversion	–	(3,586,427)
Cost of shares redeemed	–	(305,136)

Total Class R1 Shares	–	(2,241,058)

Institutional Service Class Shares
Proceeds from shares issued	10,756,894	6,848,635
Dividends reinvested	1,243,069	623,365
Cost of shares redeemed	(2,253,316)	(2,181,300)

Total Institutional Service Class Shares	9,746,647	5,290,700

Institutional Class Shares
Proceeds from shares issued	11,065,674	12,629,320
Dividends reinvested	1,659,260	675,985
Cost of shares redeemed	(2,215,683)	(2,893,507)

Total Institutional Class Shares	10,509,251	10,411,798

Change in net assets from capital transactions	$26,045,971	$19,593,876

SHARE TRANSACTIONS:
Class A Shares
Issued	683,060	446,754
Reinvested	60,296	45,253
Redeemed	(301,604)	(611,715)

Total Class A Shares	441,752	(119,708)

Class C Shares
Issued	38,001	21,361
Reinvested	13,009	7,611
Redeemed	(52,559)	(11,568)

Total Class C Shares	(1,549)	17,404

Class R Shares (a)
Issued	656,853	837,981
Issued in class conversion	–	348,015
Reinvested	304,459	183,585
Redeemed	(838,023)	(664,670)

Total Class R Shares	123,289	704,911

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

114

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	143,926
Reinvested	–	14,900
Redeemed in class conversion	–	(348,525)
Redeemed	–	(30,900)

Total Class R1 Shares	–	(220,599)

Institutional Service Class Shares
Issued	1,047,816	653,373
Reinvested	122,485	60,938
Redeemed	(220,735)	(209,877)

Total Institutional Service Class Shares	949,566	504,434

Institutional Class Shares
Issued	1,068,019	1,192,920
Reinvested	162,544	65,421
Redeemed	(214,631)	(274,235)

Total Institutional Class Shares	1,015,932	984,106

Total change in shares	2,528,990	1,870,548

Amount designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

115

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$10.71	0.15	(0.08)	0.07	(0.19)	(0.50)	(0.69)	$10.09	0.65%	$12,590,850	0.59%	1.43%	0.59%	5.66%
Year Ended October 31, 2014 (d)	$10.41	0.15	0.64	0.79	(0.16)	(0.33)	(0.49)	$10.71	7.84%	$8,630,457	0.61%	1.45%	0.61%	9.77%
Year Ended October 31, 2013 (d)	$8.67	0.12	1.97	2.09	(0.14)	(0.21)	(0.35)	$10.41	24.90%	$9,638,145	0.63%	1.24%	0.63%	14.02%
Year Ended October 31, 2012 (d)	$8.35	0.08	0.65	0.73	(0.09)	(0.32)	(0.41)	$8.67	9.29%	$6,718,030	0.66%	0.95%	0.66%	20.41%
Year Ended October 31, 2011 (d)	$8.31	0.12	0.15	0.27	(0.14)	(0.09)	(0.23)	$8.35	3.13%	$4,825,583	0.83%	1.39%	0.83%	29.14%

Class C Shares
Year Ended October 31, 2015 (d)	$10.63	0.09	(0.08)	0.01	(0.13)	(0.50)	(0.63)	$10.01	0.04%	$1,985,303	1.25%	0.91%	1.25%	5.66%
Year Ended October 31, 2014 (d)	$10.35	0.08	0.65	0.73	(0.12)	(0.33)	(0.45)	$10.63	7.22%	$2,124,737	1.20%	0.73%	1.20%	9.77%
Year Ended October 31, 2013 (d)	$8.63	0.07	1.96	2.03	(0.10)	(0.21)	(0.31)	$10.35	24.26%	$1,889,419	1.13%	0.70%	1.13%	14.02%
Year Ended October 31, 2012 (d)	$8.32	0.02	0.67	0.69	(0.06)	(0.32)	(0.38)	$8.63	8.78%	$1,100,900	1.14%	0.26%	1.14%	20.41%
Year Ended October 31, 2011 (d)	$8.29	0.06	0.16	0.22	(0.10)	(0.09)	(0.19)	$8.32	2.56%	$207,219	1.33%	0.69%	1.33%	29.14%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$10.64	0.13	(0.09)	0.04	(0.16)	(0.50)	(0.66)	$10.02	0.32%	$47,439,190	0.88%	1.23%	0.88%	5.66%
Year Ended October 31, 2014 (d)	$10.35	0.11	0.65	0.76	(0.14)	(0.33)	(0.47)	$10.64	7.58%	$49,027,374	0.88%	1.03%	0.88%	9.77%
Year Ended October 31, 2013 (d)	$8.63	0.09	1.95	2.04	(0.11)	(0.21)	(0.32)	$10.35	24.49%	$40,428,471	0.88%	1.00%	0.88%	14.02%
Year Ended October 31, 2012 (d)	$8.31	0.06	0.65	0.71	(0.07)	(0.32)	(0.39)	$8.63	9.08%	$27,832,812	0.91%	0.70%	0.91%	20.41%
Year Ended October 31, 2011 (d)	$8.28	0.10	0.14	0.24	(0.12)	(0.09)	(0.21)	$8.31	2.78%	$20,007,152	1.08%	1.12%	1.08%	29.14%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$10.69	0.17	(0.08)	0.09	(0.21)	(0.50)	(0.71)	$10.07	0.84%	$25,991,661	0.38%	1.62%	0.38%	5.66%
Year Ended October 31, 2014 (d)	$10.40	0.16	0.65	0.81	(0.19)	(0.33)	(0.52)	$10.69	8.07%	$17,428,130	0.38%	1.52%	0.38%	9.77%
Year Ended October 31, 2013 (d)	$8.66	0.14	1.97	2.11	(0.16)	(0.21)	(0.37)	$10.40	25.25%	$11,714,723	0.38%	1.46%	0.38%	14.02%
Year Ended October 31, 2012 (d)	$8.34	0.10	0.65	0.75	(0.11)	(0.32)	(0.43)	$8.66	9.57%	$6,558,488	0.41%	1.20%	0.41%	20.41%
Year Ended October 31, 2011 (d)	$8.31	0.14	0.14	0.28	(0.16)	(0.09)	(0.25)	$8.34	3.27%	$3,909,223	0.57%	1.58%	0.57%	29.14%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$10.75	0.19	(0.07)	0.12	(0.24)	(0.50)	(0.74)	$10.13	1.07%	$31,439,594	0.13%	1.87%	0.13%	5.66%
Year Ended October 31, 2014 (d)	$10.45	0.18	0.67	0.85	(0.22)	(0.33)	(0.55)	$10.75	8.38%	$22,421,415	0.13%	1.66%	0.13%	9.77%
Year Ended October 31, 2013 (d)	$8.70	0.16	1.98	2.14	(0.18)	(0.21)	(0.39)	$10.45	25.54%	$11,522,855	0.13%	1.64%	0.13%	14.02%
Year Ended October 31, 2012 (d)	$8.38	0.12	0.65	0.77	(0.13)	(0.32)	(0.45)	$8.70	9.78%	$5,207,797	0.16%	1.38%	0.16%	20.41%
Year Ended October 31, 2011 (d)	$8.34	0.18	0.13	0.31	(0.18)	(0.09)	(0.27)	$8.38	3.61%	$3,424,576	0.33%	2.07%	0.33%	29.14%

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

116

Fund Commentary	Nationwide Destination 2050 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2050 Fund (Class R) returned 0.32% versus -0.71% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050 Funds (consisting of 194 funds as of October 31, 2015) was 0.70% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 61% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest contribution to the Fund’s positive performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

Three of the Fund’s five underlying funds posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying fund comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

117

Fund Commentary (con’t)	Nationwide Destination 2050 Fund

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2050 Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	30%	1.52%
Nationwide International Index Fund Institutional Class	27%	-0.37%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	0.58%
Nationwide Small Cap Index Fund Institutional Class	13%	0.04%
Nationwide Portfolio Completion Fund Institutional Class	12%	-0.58%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2050 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

118

Fund Overview	Nationwide Destination 2050 Fund

Asset Allocation†

Equity Funds	88.1%
Alternative Assets	11.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	30.1%
Nationwide International Index Fund, Institutional Class	26.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.1%
Nationwide Small Cap Index Fund, Institutional Class	13.0%
Nationwide Portfolio Completion Fund, Institutional Class	11.9%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Three of the Fund’s five underlying funds posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 61% of the Fund’s allocations, produced positive returns

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

119

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.72%	8.76%	3.97%	[2]
	w/SC3	(5.08)%	7.48%	3.22%	[2]
Class C	w/o SC1	0.15%	8.21%	3.37%	[2]
	w/SC4	(0.74)%	N/A	N/A
Class R5,6		0.32%	8.48%	3.64%	[2]
Institutional Service Class[5]		0.96%	9.04%	4.17%	[2]
Institutional Class[5]		1.19%	9.28%	4.42%	[2]
Morningstar® Lifetime Moderate 2050 Index		(0.71)%	8.79%	4.88%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.44%
Class R	1.15%
Institutional Services Class	0.65%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

120

Fund Performance (con’t.)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2050 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2050 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

121

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2050 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	966.40	3.02	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class C Shares	Actual	(b)	1,000.00	963.50	5.84	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares	Actual	(b)	1,000.00	963.40	4.35	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	967.40	1.88	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	967.60	0.64	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

122

Statement of Investments

October 31, 2015

Nationwide Destination 2050 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 11.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	1,174,423	$10,816,437

Total Alternative Assets (cost $11,443,958)		10,816,437

Equity Funds 88.1%
Nationwide International Index Fund, Institutional Class (a)	3,138,146	24,446,160
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	871,735	16,406,050
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,780,537	27,366,847
Nationwide Small Cap Index Fund, Institutional Class (a)	809,120	11,829,327

Total Equity Funds (cost $75,335,531)		80,048,384

Total Mutual Funds (cost $86,779,489)		90,864,821

Total Investments (cost $86,779,489) (b) — 100.0%		90,864,821

Liabilities in excess of other assets — 0.0%†		(42,739)

NET ASSETS — 100.0%		$90,822,082

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

123

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $86,779,489)	$90,864,821
Receivable for capital shares issued	231,167

Total Assets	91,095,988

Liabilities:
Payable for investments purchased	158,510
Payable for capital shares redeemed	72,657
Accrued expenses and other payables:
Investment advisory fees	9,761
Distribution fees	19,162
Administrative servicing fees	13,508
Trustee fees (Note 3)	210
Professional fees (Note 3)	98

Total Liabilities	273,906

Net Assets	$90,822,082

Represented by:
Capital	$83,440,157
Accumulated net realized gains from affiliated investments	3,296,593
Net unrealized appreciation/(depreciation) from investments in affiliates	4,085,332

Net Assets	$90,822,082

Net Assets:
Class A Shares	$11,581,468
Class C Shares	106,174
Class R Shares	39,972,106
Institutional Service Class Shares	19,537,648
Institutional Class Shares	19,624,686

Total	$90,822,082

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,344,016
Class C Shares	12,494
Class R Shares	4,689,286
Institutional Service Class Shares	2,270,217
Institutional Class Shares	2,273,772

Total	10,589,785

124

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.62
Class C Shares (b)	$8.50
Class R Shares	$8.52
Institutional Service Class Shares	$8.61
Institutional Class Shares	$8.63
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.15

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

125

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,746,897

Total Income	1,746,897

EXPENSES:
Investment advisory fees	110,160
Distribution fees Class A	24,362
Distribution fees Class C	1,168
Distribution fees Class R	203,040
Administrative servicing fees Class A	21,841
Administrative servicing fees Class C	48
Administrative servicing fees Class R	101,520
Administrative servicing fees Institutional Service Class	43,514
Professional fees (Note 3)	915
Trustee fees (Note 3)	2,373

Total Expenses	508,941

NET INVESTMENT INCOME	1,237,956

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,601,779
Net realized gains from investment transactions with affiliates	1,269,084

Net realized gains from affiliated investments	3,870,863

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,718,895)

Net realized/unrealized losses from affiliated investments	(848,032)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$389,924

The accompanying notes are an integral part of these financial statements.

126

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$1,237,956	$989,261
Net realized gains from affiliated investments	3,870,863	7,814,373
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,718,895)	(2,760,509)

Change in net assets resulting from operations	389,924	6,043,125

Distributions to Shareholders From:
Net investment income:
Class A	(162,442)	(271,937)
Class C	(1,534)	(1,159)
Class R (a)	(609,976)	(434,313)
Class R1 (b)	–	(18,060)
Institutional Service Class	(335,486)	(236,927)
Institutional Class	(355,210)	(211,423)
Net realized gains:
Class A	(817,557)	(1,746,788)
Class C	(10,932)	(8,404)
Class R (a)	(3,857,364)	(2,480,777)
Class R1 (b)	–	(145,753)
Institutional Service Class	(1,543,319)	(982,520)
Institutional Class	(1,367,023)	(739,515)

Change in net assets from shareholder distributions	(9,060,843)	(7,277,576)

Change in net assets from capital transactions	22,942,660	4,248,657

Change in net assets	14,271,741	3,014,206

Net Assets:
Beginning of year	76,550,341	73,536,135

End of year	$90,822,082	$76,550,341

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,358,062	$4,855,190
Dividends reinvested	979,999	2,018,725
Cost of shares redeemed	(2,037,528)	(19,530,071)

Total Class A Shares	4,300,533	(12,656,156)

Class C Shares
Proceeds from shares issued	31,315	45,750
Dividends reinvested	12,466	9,563
Cost of shares redeemed	(35,955)	(27,617)

Total Class C Shares	7,826	27,696

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

127

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$7,031,212	$8,329,651
Proceeds from shares issued from class conversion	–	1,911,062
Dividends reinvested	4,467,340	2,915,090
Cost of shares redeemed	(6,176,675)	(3,620,523)

Total Class R Shares	5,321,877	9,535,280

Class R1 Shares (b)
Proceeds from shares issued	–	345,246
Dividends reinvested	–	163,813
Cost of shares redeemed in class conversion	–	(1,911,062)
Cost of shares redeemed	–	(152,592)

Total Class R1 Shares	–	(1,554,595)

Institutional Service Class Shares
Proceeds from shares issued	6,565,563	5,500,707
Dividends reinvested	1,878,805	1,219,447
Cost of shares redeemed	(2,895,236)	(2,679,710)

Total Institutional Service Class Shares	5,549,132	4,040,444

Institutional Class Shares
Proceeds from shares issued	7,534,618	6,676,362
Dividends reinvested	1,722,233	950,938
Cost of shares redeemed	(1,493,559)	(2,771,312)

Total Institutional Class Shares	7,763,292	4,855,988

Change in net assets from capital transactions	$22,942,660	$4,248,657

SHARE TRANSACTIONS:
Class A Shares
Issued	608,725	507,269
Reinvested	112,922	220,441
Redeemed	(229,123)	(2,019,010)

Total Class A Shares	492,524	(1,291,300)

Class C Shares
Issued	3,805	4,732
Reinvested	1,456	1,054
Redeemed	(4,295)	(2,969)

Total Class C Shares	966	2,817

Class R Shares (a)
Issued	798,584	883,014
Issued in class conversion	–	206,376
Reinvested	520,231	320,329
Redeemed	(710,991)	(381,790)

Total Class R Shares	607,824	1,027,929

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

128

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	36,273
Reinvested	–	18,001
Redeemed in class conversion	–	(205,996)
Redeemed	–	(16,436)

Total Class R1 Shares	–	(168,158)

Institutional Service Class Shares
Issued	746,028	580,256
Reinvested	216,984	132,709
Redeemed	(325,338)	(284,117)

Total Institutional Service Class Shares	637,674	428,848

Institutional Class Shares
Issued	852,234	697,754
Reinvested	198,206	103,128
Redeemed	(170,779)	(292,483)

Total Institutional Class Shares	879,661	508,399

Total change in shares	2,618,649	508,535

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

129

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$9.65	0.13	(0.06)	0.07	(0.17)	(0.93)	(1.10)	$8.62	0.72%	$11,581,468	0.61%	1.42%	0.61%	6.73%
Year Ended October 31, 2014 (d)	$9.88	0.13	0.59	0.72	(0.14)	(0.81)	(0.95)	$9.65	7.78%	$8,218,137	0.64%	1.38%	0.64%	27.49%
Year Ended October 31, 2013 (d)	$8.41	0.12	1.87	1.99	(0.13)	(0.39)	(0.52)	$9.88	24.87%	$21,173,452	0.63%	1.29%	0.63%	39.53%
Year Ended October 31, 2012 (d)	$8.25	0.07	0.62	0.69	(0.09)	(0.44)	(0.53)	$8.41	9.13%	$17,170,605	0.67%	0.92%	0.67%	22.16%
Year Ended October 31, 2011 (d)	$8.35	0.13	0.12	0.25	(0.14)	(0.21)	(0.35)	$8.25	2.87%	$15,061,292	0.83%	1.49%	0.83%	28.78%

Class C Shares
Year Ended October 31, 2015 (d)	$9.54	0.08	(0.06)	0.02	(0.13)	(0.93)	(1.06)	$8.50	0.15%	$106,174	1.18%	0.90%	1.18%	6.73%
Year Ended October 31, 2014 (d)	$9.80	0.08	0.58	0.66	(0.11)	(0.81)	(0.92)	$9.54	7.18%	$110,002	1.16%	0.82%	1.16%	27.49%
Year Ended October 31, 2013 (d)	$8.35	0.10	1.84	1.94	(0.10)	(0.39)	(0.49)	$9.80	24.34%	$85,351	1.14%	1.19%	1.14%	39.53%
Year Ended October 31, 2012 (d)	$8.20	0.04	0.60	0.64	(0.05)	(0.44)	(0.49)	$8.35	8.57%	$144,937	1.17%	0.46%	1.17%	22.16%
Year Ended October 31, 2011 (d)	$8.31	0.04	0.17	0.21	(0.11)	(0.21)	(0.32)	$8.20	2.40%	$119,107	1.32%	0.53%	1.32%	28.78%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$9.56	0.11	(0.08)	0.03	(0.14)	(0.93)	(1.07)	$8.52	0.32%	$39,972,106	0.88%	1.21%	0.88%	6.73%
Year Ended October 31, 2014 (d)	$9.81	0.10	0.59	0.69	(0.13)	(0.81)	(0.94)	$9.56	7.53%	$39,009,104	0.88%	1.01%	0.88%	27.49%
Year Ended October 31, 2013 (d)	$8.35	0.09	1.87	1.96	(0.11)	(0.39)	(0.50)	$9.81	24.62%	$29,951,824	0.88%	0.99%	0.88%	39.53%
Year Ended October 31, 2012 (d)	$8.20	0.05	0.61	0.66	(0.07)	(0.44)	(0.51)	$8.35	8.80%	$21,595,396	0.91%	0.67%	0.91%	22.16%
Year Ended October 31, 2011 (d)	$8.30	0.09	0.14	0.23	(0.12)	(0.21)	(0.33)	$8.20	2.68%	$16,686,950	1.08%	1.11%	1.08%	28.78%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$9.64	0.15	(0.06)	0.09	(0.19)	(0.93)	(1.12)	$8.61	0.96%	$19,537,648	0.38%	1.68%	0.38%	6.73%
Year Ended October 31, 2014 (d)	$9.88	0.14	0.61	0.75	(0.18)	(0.81)	(0.99)	$9.64	8.10%	$15,739,026	0.38%	1.52%	0.38%	27.49%
Year Ended October 31, 2013 (d)	$8.41	0.13	1.88	2.01	(0.15)	(0.39)	(0.54)	$9.88	25.18%	$11,898,250	0.38%	1.48%	0.38%	39.53%
Year Ended October 31, 2012 (d)	$8.25	0.09	0.62	0.71	(0.11)	(0.44)	(0.55)	$8.41	9.40%	$7,742,113	0.41%	1.14%	0.41%	22.16%
Year Ended October 31, 2011 (d)	$8.35	0.13	0.14	0.27	(0.16)	(0.21)	(0.37)	$8.25	3.13%	$5,663,266	0.58%	1.57%	0.58%	28.78%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$9.66	0.16	(0.05)	0.11	(0.21)	(0.93)	(1.14)	$8.63	1.19%	$19,624,686	0.13%	1.86%	0.13%	6.73%
Year Ended October 31, 2014 (d)	$9.91	0.17	0.59	0.76	(0.20)	(0.81)	(1.01)	$9.66	8.23%	$13,474,072	0.13%	1.75%	0.13%	27.49%
Year Ended October 31, 2013 (d)	$8.43	0.15	1.89	2.04	(0.17)	(0.39)	(0.56)	$9.91	25.55%	$8,774,804	0.13%	1.67%	0.13%	39.53%
Year Ended October 31, 2012 (d)	$8.27	0.11	0.62	0.73	(0.13)	(0.44)	(0.57)	$8.43	9.64%	$4,009,305	0.16%	1.35%	0.16%	22.16%
Year Ended October 31, 2011 (d)	$8.37	0.15	0.14	0.29	(0.18)	(0.21)	(0.39)	$8.27	3.38%	$2,589,689	0.33%	1.76%	0.33%	28.78%

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

130

Fund Commentary	Nationwide Destination 2055 Fund

For the annual period ended October 31, 2015, the Nationwide Destination 2055 Fund (Class R) returned 0.42% versus -0.92% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2055+ Funds (consisting of 189 funds as of October 31, 2015) was 0.92% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 62% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest contribution to the Fund’s positive performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

Three of the Fund’s five underlying funds posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying fund comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

131

Fund Commentary (con’t)	Nationwide Destination 2055 Fund

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2055 Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	31%	1.57%
Nationwide International Index Fund Institutional Class	28%	-0.38%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	0.58%
Nationwide Small Cap Index Fund Institutional Class	13%	0.04%
Nationwide Portfolio Completion Fund Institutional Class	10%	-0.48%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2055 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

132

Fund Overview	Nationwide Destination 2055 Fund

Asset Allocation†

Equity Funds	90.1%
Alternative Assets	9.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	31.2%
Nationwide International Index Fund, Institutional Class	27.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	13.0%
Nationwide Portfolio Completion Fund, Institutional Class	9.9%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Three of the Fund’s five underlying funds posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 62% of the Fund’s allocations, produced positive returns

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

133

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	0.74%	10.63%	7.87%	[2]
	w/SC3	(5.04)%	8.48%	6.56%	[2]
Class C	w/o SC1	0.21%	10.08%	7.27%	[2]
	w/SC4	(0.74)%	N/A	N/A
Class R5,6		0.42%	10.35%	7.57%	[2]
Institutional Service Class[5]		0.92%	10.92%	8.16%	[2]
Institutional Class[5]		1.17%	11.21%	8.35%	[2]
Morningstar® Lifetime Moderate 2055 Index		(0.92)%	9.54%	7.72%
CPI		0.17%	0.93%	1.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 28, 2010.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.85%
Class C	1.42%
Class R	1.14%
Institutional Services Class	0.64%
Institutional Class	0.39%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

134

Fund Performance (con’t.)	Nationwide Destination 2055 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2055 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2055 Index and the Consumer Price Index (CPI) from 1/1/11 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

135

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2055 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	965.70	3.07	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	963.70	5.64	1.14
	Hypothetical	(b)(c)	1,000.00	1,019.46	5.80	1.14
Class R Shares	Actual	(b)	1,000.00	964.80	4.36	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	966.70	1.88	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	968.00	0.64	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

136

Statement of Investments

October 31, 2015

Nationwide Destination 2055 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 9.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	372,643	$3,432,042

Total Alternative Assets (cost $3,600,997)		3,432,042

Equity Funds 90.1%
Nationwide International Index Fund, Institutional Class (a)	1,241,038	9,667,683
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	332,041	6,249,012
Nationwide S&P 500 Index Fund, Institutional Class (a)	701,878	10,787,862
Nationwide Small Cap Index Fund, Institutional Class (a)	307,585	4,496,888

Total Equity Funds (cost $30,966,008)		31,201,445

Total Mutual Funds (cost $34,567,005)		34,633,487

Total Investments (cost $34,567,005) (b) — 100.0%		34,633,487

Liabilities in excess of other assets — 0.0%†		(14,973)

NET ASSETS — 100.0%		$34,618,514

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

137

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $34,567,005)	$34,633,487
Receivable for investments sold	58,835
Receivable for capital shares issued	44,451

Total Assets	34,736,773

Liabilities:
Payable for capital shares redeemed	103,286
Accrued expenses and other payables:
Investment advisory fees	3,745
Distribution fees	6,211
Administrative servicing fees	4,905
Trustee fees (Note 3)	81
Professional fees (Note 3)	31

Total Liabilities	118,259

Net Assets	$34,618,514

Represented by:
Capital	$33,240,057
Accumulated net realized gains from affiliated investments	1,311,975
Net unrealized appreciation/(depreciation) from investments in affiliates	66,482

Net Assets	$34,618,514

Net Assets:
Class A Shares	$5,343,749
Class C Shares	22,906
Class R Shares	12,213,162
Institutional Service Class Shares	7,575,664
Institutional Class Shares	9,463,033

Total	$34,618,514

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	420,063
Class C Shares	1,801
Class R Shares	961,632
Institutional Service Class Shares	593,564
Institutional Class Shares	741,036

Total	2,718,096

138

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2055 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.72
Class C Shares (b)	$12.72
Class R Shares	$12.70
Institutional Service Class Shares	$12.76
Institutional Class Shares	$12.77
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.50

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

139

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$599,649

Total Income	599,649

EXPENSES:
Investment advisory fees	38,432
Distribution fees Class A	8,987
Distribution fees Class C	204
Distribution fees Class R	57,086
Administrative servicing fees Class A	8,264
Administrative servicing fees Class C	3
Administrative servicing fees Class R	28,543
Administrative servicing fees Institutional Service Class	16,923
Professional fees (Note 3)	345
Trustee fees (Note 3)	836

Total Expenses	159,623

NET INVESTMENT INCOME	440,026

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	813,969
Net realized gains from investment transactions with affiliates	582,231

Net realized gains from affiliated investments	1,396,200

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,740,990)

Net realized/unrealized losses from affiliated investments	(344,790)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$95,236

The accompanying notes are an integral part of these financial statements.

140

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$440,026	$212,651
Net realized gains from affiliated investments	1,396,200	881,165
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,740,990)	81,387

Change in net assets resulting from operations	95,236	1,175,203

Distributions to Shareholders From:
Net investment income:
Class A	(56,187)	(17,199)
Class C	(251)	(223)
Class R (a)	(166,913)	(94,331)
Class R1 (b)	–	(3,811)
Institutional Service Class	(126,572)	(55,461)
Institutional Class	(163,359)	(77,288)
Net realized gains:
Class A	(83,064)	(9,496)
Class C	(607)	(241)
Class R (a)	(349,834)	(72,225)
Class R1 (b)	–	(4,189)
Institutional Service Class	(188,696)	(28,358)
Institutional Class	(214,442)	(35,207)

Change in net assets from shareholder distributions	(1,349,925)	(398,029)

Change in net assets from capital transactions	12,807,185	10,552,935

Change in net assets	11,552,496	11,330,109

Net Assets:
Beginning of year	23,066,018	11,735,909

End of year	$34,618,514	$23,066,018

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,318,326	$1,893,169
Dividends reinvested	139,251	26,695
Cost of shares redeemed	(230,982)	(457,858)

Total Class A Shares	3,226,595	1,462,006

Class C Shares
Proceeds from shares issued	5,300	3,700
Dividends reinvested	858	464
Cost of shares redeemed	(10)	(7,894)

Total Class C Shares	6,148	(3,730)

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

141

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$4,610,576	$4,000,479
Proceeds from shares issued from class conversion	–	424,649
Dividends reinvested	516,747	166,556
Cost of shares redeemed	(2,209,550)	(931,793)

Total Class R Shares	2,917,773	3,659,891

Class R1 Shares (b)
Proceeds from shares issued	–	211,148
Dividends reinvested	–	8,000
Cost of shares redeemed in class conversion	–	(424,649)
Cost of shares redeemed	–	(16,095)

Total Class R1 Shares	–	(221,596)

Institutional Service Class Shares
Proceeds from shares issued	4,631,173	4,279,350
Dividends reinvested	315,268	83,819
Cost of shares redeemed	(2,010,737)	(1,684,836)

Total Institutional Service Class Shares	2,935,704	2,678,333

Institutional Class Shares
Proceeds from shares issued	4,074,666	3,197,892
Dividends reinvested	377,801	112,495
Cost of shares redeemed	(731,502)	(332,356)

Total Institutional Class Shares	3,720,965	2,978,031

Change in net assets from capital transactions	$12,807,185	$10,552,935

SHARE TRANSACTIONS:
Class A Shares
Issued	256,337	145,040
Reinvested	10,855	2,075
Redeemed	(17,683)	(35,181)

Total Class A Shares	249,509	111,934

Class C Shares
Issued	402	279
Reinvested	67	37
Redeemed	(1)	(599)

Total Class C Shares	468	(283)

Class R Shares (a)
Issued	356,262	306,734
Issued in class conversion	–	32,951
Reinvested	40,346	13,056
Redeemed	(170,059)	(71,415)

Total Class R Shares	226,549	281,326

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

142

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	16,493
Reinvested	–	632
Redeemed in class conversion	–	(32,924)
Redeemed	–	(1,267)

Total Class R1 Shares	–	(17,066)

Institutional Service Class Shares
Issued	353,632	327,536
Reinvested	24,514	6,494
Redeemed	(154,238)	(128,288)

Total Institutional Service Class Shares	223,908	205,742

Institutional Class Shares
Issued	314,326	241,777
Reinvested	29,359	8,700
Redeemed	(56,113)	(25,317)

Total Institutional Class Shares	287,572	225,160

Total change in shares	988,006	806,813

Amounts	designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

143

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$13.32	0.17	(0.08)	0.09	(0.24)	(0.45)	(0.69)	$12.72	0.74%		$5,343,749	0.61%	1.30%		0.61%	11.73%
Year Ended October 31, 2014 (f)	$12.71	0.14	0.83	0.97	(0.21)	(0.15)	(0.36)	$13.32	7.75%		$2,272,610	0.62%	1.10%		0.62%	10.03%
Year Ended October 31, 2013 (f)	$10.40	0.16	2.37	2.53	(0.17)	(0.05)	(0.22)	$12.71	24.74%		$744,954	0.63%	1.37%		0.63%	9.99%
Year Ended October 31, 2012 (f)	$9.70	0.10	0.78	0.88	(0.12)	(0.06)	(0.18)	$10.40	9.20%		$130,837	0.57%	0.95%		0.57%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	0.06	(0.29)	(0.23)	(0.07)	–	(0.07)	$9.70	(2.36%	)	$21,750	0.63%	0.68%		0.63%	30.50%

Class C Shares
Year Ended October 31, 2015 (f)	$13.32	0.12	(0.09)	0.03	(0.18)	(0.45)	(0.63)	$12.72	0.21%		$22,906	1.14%	0.92%		1.14%	11.73%
Year Ended October 31, 2014 (f)	$12.71	0.12	0.78	0.90	(0.14)	(0.15)	(0.29)	$13.32	7.20%		$17,758	1.17%	0.89%		1.17%	10.03%
Year Ended October 31, 2013 (f)	$10.40	0.07	2.41	2.48	(0.12)	(0.05)	(0.17)	$12.71	24.17%		$20,535	1.13%	0.64%		1.13%	9.99%
Year Ended October 31, 2012 (f)	$9.69	0.04	0.78	0.82	(0.05)	(0.06)	(0.11)	$10.40	8.55%		$10,530	1.17%	0.41%		1.17%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	–	(0.30)	(0.30)	(0.01)	–	(0.01)	$9.69	(2.97%	)	$9,703	1.33%	(0.03%	)	1.33%	30.50%

Class R Shares (h)
Year Ended October 31, 2015 (f)	$13.30	0.15	(0.10)	0.05	(0.20)	(0.45)	(0.65)	$12.70	0.42%		$12,213,162	0.88%	1.18%		0.88%	11.73%
Year Ended October 31, 2014 (f)	$12.69	0.13	0.81	0.94	(0.18)	(0.15)	(0.33)	$13.30	7.51%		$9,775,507	0.88%	0.97%		0.88%	10.03%
Year Ended October 31, 2013 (f)	$10.38	0.09	2.41	2.50	(0.14)	(0.05)	(0.19)	$12.69	24.47%		$5,756,542	0.88%	0.80%		0.88%	9.99%
Year Ended October 31, 2012 (f)	$9.68	0.05	0.79	0.84	(0.08)	(0.06)	(0.14)	$10.38	8.85%		$2,250,724	0.89%	0.52%		0.89%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	0.02	(0.28)	(0.26)	(0.06)	–	(0.06)	$9.68	(2.64%	)	$388,081	0.99%	0.26%		0.99%	30.50%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$13.36	0.21	(0.09)	0.12	(0.27)	(0.45)	(0.72)	$12.76	0.92%		$7,575,664	0.38%	1.65%		0.38%	11.73%
Year Ended October 31, 2014 (f)	$12.74	0.18	0.83	1.01	(0.24)	(0.15)	(0.39)	$13.36	8.06%		$4,938,798	0.38%	1.40%		0.38%	10.03%
Year Ended October 31, 2013 (f)	$10.41	0.11	2.46	2.57	(0.19)	(0.05)	(0.24)	$12.74	25.15%		$2,087,961	0.38%	0.94%		0.38%	9.99%
Year Ended October 31, 2012 (f)	$9.70	0.10	0.81	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.50%		$250,533	0.33%	1.02%		0.33%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	0.06	(0.28)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$17,879	0.33%	0.89%		0.33%	30.50%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$13.37	0.25	(0.10)	0.15	(0.30)	(0.45)	(0.75)	$12.77	1.17%		$9,463,033	0.13%	1.88%		0.13%	11.73%
Year Ended October 31, 2014 (f)	$12.74	0.22	0.83	1.05	(0.27)	(0.15)	(0.42)	$13.37	8.38%		$6,061,345	0.13%	1.66%		0.13%	10.03%
Year Ended October 31, 2013 (f)	$10.41	0.20	2.40	2.60	(0.22)	(0.05)	(0.27)	$12.74	25.44%		$2,909,109	0.14%	1.69%		0.14%	9.99%
Year Ended October 31, 2012 (f)	$9.70	0.14	0.77	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.60%		$1,667,231	0.16%	1.38%		0.16%	21.51%
Period Ended October 31, 2011 (f)(g)	$10.00	0.08	(0.30)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$1,091,832	0.33%	0.97%		0.33%	30.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011. Total return is calculated based on inception date of December 27, 2010 through October 31, 2011.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

144

Fund Commentary	Nationwide Destination 2060 Fund

For the period from the Fund’s inception on November 28, 2014, through October 31, 2015, the Nationwide Destination 2060 Fund (Institutional Class) returned 0.03% versus -2.73% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2060 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2055+ Funds (consisting of 189 funds as of October 31, 2015) was 0.92% for year ended October 31, 2015. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Representing about 62% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest positive contribution to the Fund’s performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

Three of the Fund’s five underlying funds posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying fund comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities, as well as the energy sector’s negative impact on high-yield bonds (spreads widened significantly during the 12-month reporting period) were leading causes of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

145

Fund Commentary (con’t)	Nationwide Destination 2060 Fund

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2060 Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	31%	1.57%
Nationwide International Index Fund Institutional Class	28%	-0.38%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	0.58%
Nationwide Small Cap Index Fund Institutional Class	13%	0.04%
Nationwide Portfolio Completion Fund Institutional Class	10%	-0.48%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2060 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

146

Fund Overview	Nationwide Destination 2060 Fund

Asset Allocation†

Equity Funds	90.0%
Alternative Assets	10.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	31.0%
Nationwide International Index Fund, Institutional Class	28.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	13.0%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
100.0%
Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Three of the Fund’s five underlying funds posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, accounting for 62% of the Fund’s allocations, were positive during the period

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

147

Fund Performance	Nationwide Destination 2060 Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		Inception*
Class A	w/o SC1	(0.26)%	[2]
	w/SC3	(5.26)%	[2]
Class C	w/o SC1	(0.91)%	[2]
	w/SC4	(1.00)%	[2]
Class R5		(0.54)%	[2]
Institutional Service Class[5]		(0.09)%	[2]
Institutional Class[5]		0.03%	[2]
Morningstar® Lifetime Moderate 2060 Index		(2.73)%
CPI		0.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 28, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	0.92%
Class C	1.67%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

148

Fund Performance (con’t.)	Nationwide Destination 2060 Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Destination 2060 Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate 2060 Index and the Consumer Price Index (CPI) from 12/1/14 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

149

Shareholder Expense Example	Nationwide Destination 2060 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2060 Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	967.30	2.33	0.47
	Hypothetical	(b)(c)	1,000.00	1,022.84	2.40	0.47
Class C Shares	Actual	(b)	1,000.00	963.50	5.59	1.13
	Hypothetical	(b)(c)	1,000.00	1,019.51	5.75	1.13
Class R Shares	Actual	(b)	1,000.00	965.10	3.37	0.68
	Hypothetical	(b)(c)	1,000.00	1,021.78	3.47	0.68
Institutional Service Class Shares	Actual	(b)	1,000.00	967.40	1.39	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28
Institutional Class Shares	Actual	(b)	1,000.00	968.60	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

150

Statement of Investments

October 31, 2015

Nationwide Destination 2060 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund, Institutional Class (a)	23,084	$212,600

Total Alternative Assets (cost $217,553)		212,600

Equity Funds 90.0%
Nationwide International Index Fund, Institutional Class (a)	76,416	595,279
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	20,334	382,679
Nationwide S&P 500 Index Fund, Institutional Class (a)	42,880	659,059
Nationwide Small Cap Index Fund, Institutional Class (a)	18,904	276,380

Total Equity Funds (cost $1,952,475)		1,913,397

Total Mutual Funds (cost $2,170,028)		2,125,997

Total Investments (cost $2,170,028) (b) — 100.0%		2,125,997

Liabilities in excess of other assets — 0.0%†		(462)

NET ASSETS — 100.0%		$2,125,535

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

151

Statement of Assets and Liabilities

October 31, 2015

Nationwide Destination 2060 Fund
Assets:
Investments in affiliates, at value (cost $2,170,028)	$2,125,997
Receivable for capital shares issued	9,363

Total Assets	2,135,360

Liabilities:
Payable for investments purchased	9,363
Accrued expenses and other payables:
Investment advisory fees	221
Distribution fees	204
Administrative servicing fees	32
Trustee fees (Note 3)	5

Total Liabilities	9,825

Net Assets	$2,125,535

Represented by:
Capital	$2,179,947
Accumulated net realized losses from affiliated investments	(10,381)
Net unrealized appreciation/(depreciation) from investments in affiliates	(44,031)

Net Assets	$2,125,535

Net Assets:
Class A Shares	$318,677
Class C Shares	102,787
Class R Shares	151,162
Institutional Service Class Shares	673,751
Institutional Class Shares	879,158

Total	$2,125,535

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	32,629
Class C Shares	10,533
Class R Shares	15,481
Institutional Service Class Shares	68,935
Institutional Class Shares	89,932

Total	217,510

152

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Destination 2060 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.77
Class C Shares (b)	$9.76
Class R Shares	$9.76
Institutional Service Class Shares	$9.77
Institutional Class Shares	$9.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.37

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

153

Statement of Operations

For the Period Ended October 31, 2015

Nationwide Destination 2060 Fund (a)
INVESTMENT INCOME:
Dividend income from affiliates	$25,766

Total Income	25,766

EXPENSES:
Investment advisory fees	1,606
Distribution fees Class A	375
Distribution fees Class C	956
Distribution fees Class R	546
Administrative servicing fees Class A	92
Administrative servicing fees Class R	35
Administrative servicing fees Institutional Service Class	287
Professional fees (Note 3)	16
Trustee fees (Note 3)	41

Total Expenses	3,954

NET INVESTMENT INCOME	21,812

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	33,203
Net realized losses from investment transactions with affiliates	(40,924)

Net realized losses from affiliated investments	(7,721)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(44,031)

Net realized/unrealized losses from affiliated investments	(51,752)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,940)

(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

The accompanying notes are an integral part of these financial statements.

154

Statements of Changes in Net Assets

Nationwide Destination 2060 Fund
Period ended October 31, 2015 (a)
Operations:
Net investment income	$21,812
Net realized losses from affiliated investments	(7,721)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(44,031)

Change in net assets resulting from operations	(29,940)

Distributions to Shareholders From:
Net investment income:
Class A	(2,660)
Class C	(1,566)
Class R	(2,016)
Institutional Service Class	(3,956)
Institutional Class	(14,717)

Change in net assets from shareholder distributions	(24,915)

Change in net assets from capital transactions	2,180,390

Change in net assets	2,125,535

Net Assets:
Beginning of period	–

End of period	$2,125,535

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$339,257
Dividends reinvested	2,660
Cost of shares redeemed	(20,413)

Total Class A Shares	321,504

Class C Shares
Proceeds from shares issued	107,220
Dividends reinvested	1,566
Cost of shares redeemed	(3,593)

Total Class C Shares	105,193

Class R Shares
Proceeds from shares issued	153,289
Dividends reinvested	2,016
Cost of shares redeemed	(1,293)

Total Class R Shares	154,012

Institutional Service Class Shares
Proceeds from shares issued	1,012,744
Dividends reinvested	3,956
Cost of shares redeemed	(315,648)

Total Institutional Service Class Shares	701,052

(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

155

Statements of Changes in Net Assets (Continued)

Nationwide Destination 2060 Fund
Period ended October 31, 2015 (a)
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$887,256
Dividends reinvested	14,717
Cost of shares redeemed	(3,344)

Total Institutional Class Shares	898,629

Change in net assets from capital transactions	$2,180,390

SHARE TRANSACTIONS:
Class A Shares
Issued	34,499
Reinvested	270
Redeemed	(2,140)

Total Class A Shares	32,629

Class C Shares
Issued	10,750
Reinvested	158
Redeemed	(375)

Total Class C Shares	10,533

Class R Shares
Issued	15,408
Reinvested	204
Redeemed	(131)

Total Class R Shares	15,481

Institutional Service Class Shares
Issued	102,889
Reinvested	408
Redeemed	(34,362)

Total Institutional Service Class Shares	68,935

Institutional Class Shares
Issued	88,773
Reinvested	1,492
Redeemed	(333)

Total Institutional Class Shares	89,932

Total change in shares	217,510

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

The accompanying notes are an integral part of these financial statements.

156

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2060 Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (e)
Class A Shares
Period Ended October 31, 2015 (f)(g)	$10.00	0.14	(0.16)	(0.02)	(0.21)	(0.21)	$9.77	(0.26)%	$318,677	0.45%	1.37%	0.45%	25.65%

Class C Shares
Period Ended October 31, 2015 (f)(g)	$10.00	0.11	(0.20)	(0.09)	(0.15)	(0.15)	$9.76	(0.91)%	$102,787	1.13%	1.09%	1.13%	25.65%

Class R Shares
Period Ended October 31, 2015 (f)(g)	$10.00	0.14	(0.19)	(0.05)	(0.19)	(0.19)	$9.76	(0.54)%	$151,162	0.67%	1.38%	0.67%	25.65%

Institutional Service Class Shares
Period Ended October 31, 2015 (f)(g)	$10.00	0.13	(0.14)	(0.01)	(0.22)	(0.22)	$9.77	(0.09)%	$673,751	0.25%	1.32%	0.25%	25.65%

Institutional Class Shares
Period Ended October 31, 2015 (f)(g)	$10.00	0.19	(0.19)	–	(0.22)	(0.22)	$9.78	0.03%	$879,158	0.13%	1.91%	0.13%	25.65%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015. Total return is calculated based on inception date of November 28, 2014 through October 31, 2015.

The accompanying notes are an integral part of these financial statements.

157

Fund Commentary	Nationwide Retirement Income Fund

For the annual period ended October 31, 2015, the Nationwide Retirement Income Fund (Class R) returned 0.19% versus -0.02% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Today Funds (consisting of 142 funds as of October 31, 2015) was -0.07% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2015, was driven primarily by the relative strength of the U.S. equity markets. Though representing only about 18% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets made the greatest contribution to the Fund’s positive performance for the period. Specifically, during the reporting period the S&P 500® Index (S&P 500) (representing large-capitalization U.S. stocks) rose by about 5.2% and the S&P MidCap 400® Index (S&P 400) (mid-cap stocks) increased 3.4%. Returns within the S&P 500 were driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) posted a loss of -0.07%. Slow European growth, weakening currencies relative to the U.S. dollar, and volatility in commodities markets posed headwinds to the international markets.

The Fund’s performance for the reporting period also was supported by positive returns from the Fund’s positions in intermediate-term, investment-grade U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index

(representing a broad spectrum of such bonds) posted a return of 1.96% for the period. Concurrently, the Federal Reserve maintained its zero-interest-rate policy despite perpetual rate-hike speculation among investors. This low-interest-rate environment allowed the Nationwide Contract, one of the Fund’s allocations, to shine, yielding 3.52% for the reporting period. In contrast, the Fund’s investments in U.S. corporate high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) detracted somewhat from Fund performance for the reporting period, due primarily to energy sector weakness and persistently weak inflation.

Six of the Fund’s 10 underlying investments posted a positive return during the 12-month period ended October 31, 2015; the largest detractor was the Nationwide Portfolio Completion Fund. This underlying investment comprises six sleeves represented by international bonds, high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The global weakness in commodities prices and their effect on emerging markets equities was the leading cause of the Nationwide Portfolio Completion Fund’s negative performance during the reporting period.

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset Class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund

158

Fund Commentary (con’t)	Nationwide Retirement Income Fund

Advisors (NFA). If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Retirement Income Fund

(October 31, 2015)

Underlying Investment	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	28%	0.47%
Nationwide Inflation-Protected Securities Fund Institutional Class	5%	-0.09%
Nationwide S&P 500 Index Fund Institutional Class	10%	0.51%
Nationwide Portfolio Completion Fund Institutional Class	10%	-0.48%
iShares Intermediate Credit Bond ETF	13%	0.19%
Nationwide International Index Fund Institutional Class	8%	-0.11%
Nationwide Mid Cap Market Index Fund Institutional Class	5%	0.16%
Nationwide Contract	15%	0.53%
Nationwide Small Cap Index Fund Institutional Class	3%	0.01%
iShares iBoxx $ High Yield Corporate Bond ETF	3%	-0.09%
	100%

Actual underlying investment allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying investments to Fund performance is based on target underlying investment allocations through the reporting period. Returns reflect the impact of each underlying investment’s fees and expenses, but do not reflect the Nationwide Retirement Income Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

159

Fund Overview	Nationwide Retirement Income Fund

Asset Allocation†

Fixed Income Funds	48.8%
Equity Funds	26.2%
Fixed Contract	15.0%
Alternative Assets	10.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	27.9%
Nationwide Fixed Contract	15.0%
iShares Intermediate Credit Bond ETF	12.9%
Nationwide S&P 500 Index Fund, Institutional Class	10.1%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
Nationwide International Index Fund, Institutional Class	8.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.0%
Nationwide Small Cap Index Fund, Institutional Class	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	3.0%
100.0%

Objective

The Fund seeks to provide current income consistent with capital preservation and, as a secondary investment objective, capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

•	Six of the Fund’s 10 underlying investments posted positive returns

•	The Fund’s underlying investments in U.S. equity mutual funds accounted for 18% of the Fund’s allocations and contributed significantly to the Fund’s returns

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

160

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	0.70%	2.42%	2.64%	[2]
	w/SC3	(5.11)%	1.21%	1.90%	[2]
Class C	w/o SC1	(0.18)%	1.85%	2.07%	[2]
	w/SC4	(1.13)%	N/A	N/A
Class R5,6		0.19%	2.12%	2.36%	[2]
Institutional Service Class[5]		0.64%	2.63%	2.86%	[2]
Institutional Class[5]		0.96%	2.88%	3.11%	[2]
Morningstar® Lifetime Moderate Income Index		(0.02)%	5.04%	4.76%
CPI		0.17%	1.69%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.84%
Class C	1.46%
Class R	1.15%
Institutional Service Class	0.65%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

161

Fund Performance (con’t.)	Nationwide Retirement Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Retirement Income Fund from inception through 10/31/15 versus the Morningstar® Lifetime Moderate Income Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

162

Shareholder Expense Example	Nationwide Retirement Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Retirement Income Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	986.50	1.90	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Class C Shares	Actual	(b)	1,000.00	982.40	5.95	1.19
	Hypothetical	(b)(c)	1,000.00	1,019.21	6.06	1.19
Class R Shares	Actual	(b)	1,000.00	984.00	4.40	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	985.90	1.95	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39
Institutional Class Shares	Actual	(b)	1,000.00	987.90	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

163

Statement of Investments

October 31, 2015

Nationwide Retirement Income Fund

Mutual Funds 69.1%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund, Institutional Class (a)	198,877	$1,831,657

Total Alternative Assets (cost $1,907,148)		1,831,657

Equity Funds 26.2%
Nationwide International Index Fund, Institutional Class (a)	188,249	1,466,457
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	49,455	930,750
Nationwide S&P 500 Index Fund, Institutional Class (a)	120,763	1,856,122
Nationwide Small Cap Index Fund, Institutional Class (a)	38,175	558,118

Total Equity Funds (cost $4,829,429)		4,811,447

Fixed Income Funds 32.9%
Nationwide Bond Index Fund, Institutional Class (a)	462,252	5,135,623
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	97,182	912,537

Total Fixed Income Funds (cost $6,096,786)		6,048,160

Total Mutual Funds (cost $12,833,363)		12,691,264

Exchange Traded Funds 15.9%
Fixed Income Funds 15.9%
iShares iBoxx $ High Yield Corporate Bond ETF	6,436	550,729
iShares Intermediate Credit Bond ETF	21,863	2,378,694

Total Exchange Traded Funds (cost $2,984,712)		2,929,423

Fixed Contract 15.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.30% (a)(b)(c)	$2,754,852	$2,754,852

Total Fixed Contract (cost $2,754,852)		2,754,852

Total Investments (cost $18,572,927) (d) — 100.0%		18,375,539

Liabilities in excess of other assets — 0.0%†		(1,672)

NET ASSETS — 100.0%		$18,373,867

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

164

Statement of Assets and Liabilities

October 31, 2015

Nationwide Retirement Income Fund
Assets:
Investments in affiliates, at value (cost $15,588,215)	$15,446,116
Investments in non-affiliates, at value (cost $2,984,712)	2,929,423

Total Investments, at value (total cost $18,572,927)	18,375,539

Cash	35,226
Receivable for capital shares issued	6,137

Total Assets	18,416,902

Liabilities:
Payable for investments purchased	29,692
Payable for capital shares redeemed	4,095
Accrued expenses and other payables:
Investment advisory fees	1,996
Distribution fees	3,692
Administrative servicing fees	3,474
Trustee fees (Note 3)	45
Professional fees (Note 3)	41

Total Liabilities	43,035

Net Assets	$18,373,867

Represented by:
Capital	$18,185,102
Accumulated undistributed net investment income	21,548
Accumulated net realized gains from affiliated and non-affiliated investments	364,605
Net unrealized appreciation/(depreciation) from investments in affiliates	(142,099)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(55,289)

Net Assets	$18,373,867

Net Assets:
Class A Shares	$1,483,102
Class C Shares	317,259
Class R Shares	7,494,565
Institutional Service Class Shares	4,197,355
Institutional Class Shares	4,881,586

Total	$18,373,867

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	155,957
Class C Shares	33,775
Class R Shares	793,740
Institutional Service Class Shares	441,292
Institutional Class Shares	513,257

Total	1,938,021

165

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Retirement Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.51
Class C Shares (b)	$9.39
Class R Shares	$9.44
Institutional Service Class Shares	$9.51
Institutional Class Shares	$9.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.09

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

166

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Retirement Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$335,229
Dividend income from non-affiliates	110,621
Interest income from affiliates	55,353

Total Income	501,203

EXPENSES:
Investment advisory fees	31,093
Distribution fees Class A	3,554
Distribution fees Class C	3,380
Distribution fees Class R	41,576
Administrative servicing fees Class C	196
Administrative servicing fees Class R	20,788
Administrative servicing fees Institutional Service Class	22,766
Professional fees (Note 3)	267
Trustee fees (Note 3)	647

Total Expenses	124,267

NET INVESTMENT INCOME	376,936

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	344,503
Net realized gains from investment transactions with affiliates	311,887
Net realized gains from investment transactions with non-affiliates	7,518

Net realized gains from affiliated and non-affiliated investments	663,908

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(732,254)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(95,108)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(827,362)

Net realized/unrealized losses from affiliated and non-affiliated investments	(163,454)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$213,482

The accompanying notes are an integral part of these financial statements.

167

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$376,936	$339,914
Net realized gains from affiliated and non-affiliated investments	663,908	775,149
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(827,362)	(35,637)

Change in net assets resulting from operations	213,482	1,079,426

Distributions to Shareholders From:
Net investment income:
Class A	(26,627)	(41,194)
Class C	(4,050)	(2,227)
Class R (a)	(123,727)	(90,860)
Class R1 (b)	–	(3,028)
Institutional Service Class	(168,294)	(164,498)
Institutional Class	(103,055)	(65,184)
Net realized gains:
Class A	(48,949)	(29,857)
Class C	(11,603)	(1,479)
Class R (a)	(311,773)	(55,655)
Class R1 (b)	–	(3,790)
Institutional Service Class	(351,111)	(72,631)
Institutional Class	(156,180)	(19,189)

Change in net assets from shareholder distributions	(1,305,369)	(549,592)

Change in net assets from capital transactions	(7,158,385)	(1,332,594)

Change in net assets	(8,250,272)	(802,760)

Net Assets:
Beginning of year	26,624,139	27,426,899

End of year	$18,373,867	$26,624,139

Accumulated undistributed net investment income at end of year	$21,548	$19,427

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,236,192	$2,934,230
Dividends reinvested	75,576	70,114
Cost of shares redeemed	(1,126,731)	(5,506,694)

Total Class A Shares	185,037	(2,502,350)

Class C Shares
Proceeds from shares issued	29,919	126,132
Dividends reinvested	15,653	3,591
Cost of shares redeemed	(56,262)	(16,954)

Total Class C Shares	(10,690)	112,769

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

168

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$2,020,102	$2,525,988
Proceeds from shares issued from class conversion	–	584,759
Dividends reinvested	435,500	146,515
Cost of shares redeemed	(3,955,924)	(2,633,783)

Total Class R Shares	(1,500,322)	623,479

Class R1 Shares (b)
Proceeds from shares issued	–	103,311
Dividends reinvested	–	6,818
Cost of shares redeemed in class conversion	–	(584,759)
Cost of shares redeemed	–	(77,135)

Total Class R1 Shares	–	(551,765)

Institutional Service Class Shares
Proceeds from shares issued	5,104,657	3,345,544
Dividends reinvested	519,405	237,129
Cost of shares redeemed	(11,727,856)	(4,142,505)

Total Institutional Service Class Shares	(6,103,794)	(559,832)

Institutional Class Shares
Proceeds from shares issued	1,665,864	3,879,926
Dividends reinvested	259,235	84,373
Cost of shares redeemed	(1,653,715)	(2,419,194)

Total Institutional Class Shares	271,384	1,545,105

Change in net assets from capital transactions	$(7,158,385)	$(1,332,594)

SHARE TRANSACTIONS:
Class A Shares
Issued	128,361	298,505
Reinvested	7,919	7,238
Redeemed	(116,381)	(558,806)

Total Class A Shares	19,899	(253,063)

Class C Shares
Issued	3,152	12,796
Reinvested	1,658	373
Redeemed	(5,966)	(1,742)

Total Class C Shares	(1,156)	11,427

Class R Shares (a)
Issued	210,747	258,588
Issued in class conversion	–	60,309
Reinvested	45,928	15,162
Redeemed	(413,745)	(268,617)

Total Class R Shares	(157,070)	65,442

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

169

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	–	10,670
Reinvested	–	709
Redeemed in class conversion	–	(60,151)
Redeemed	–	(8,031)

Total Class R1 Shares	–	(56,803)

Institutional Service Class Shares
Issued	530,489	339,601
Reinvested	54,374	24,349
Redeemed	(1,216,173)	(421,423)

Total Institutional Service Class Shares	(631,310)	(57,473)

Institutional Class Shares
Issued	172,727	395,229
Reinvested	27,170	8,631
Redeemed	(170,069)	(246,697)

Total Institutional Class Shares	29,828	157,163

Total change in shares	(739,809)	(133,307)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

170

Statement of Cash Flows

For the Year Ended October 31, 2015

Nationwide Retirement Income Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$213,482
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(10,545,335)
Proceeds from disposition of affiliated investments	17,018,450
Purchase of non-affiliated investments	(2,928,590)
Proceeds from disposition of non-affiliated investments	5,057,643
Reinvestment of dividend income from affiliates	(335,229)
Reinvestment of dividend income from non-affiliates	(110,621)
Reinvestment of interest income from affiliates	(55,353)
Change in unrealized (appreciation)/depreciation from investments in affiliates	732,254
Change in unrealized (appreciation)/depreciation from investments in non-affiliates	95,108
Reinvestment of net realized gain distributions from underlying affiliated funds	(344,503)
Net realized gain from investment transactions with affiliates	(311,887)
Net realized gain from investment transactions with non-affiliates	(7,518)
Decrease in receivable for investments sold	95,863
Increase in payable for investments purchased	29,692
Decrease in investment advisory fees	(953)
Decrease in distribution fees	(913)
Decrease in administrative servicing fees	(4,610)
Decrease in trustee fees	(35)
Increase in professional fees	(61)

Net cash provided by operating activities	8,596,884

Cash flows used in financing activities:
Proceeds from shares issued	10,068,555
Payable for capital shares redeemed	(18,628,550)
Cash overdraft	(1,663)

Net cash used in financing activities	(8,561,658)

Net increase in cash	35,226

Cash:
Beginning of period	–

End of period	$35,226

Amount designated as “–” is zero or has been rounded to zero.

Supplemental disclosure of cash flow information:

Non cash operating and financing activities not included herein consist of reinvestment dividends and distributions of $1,305,369.

The accompanying notes are an integral part of these financial statements.

171

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$9.97	0.16	(0.09)	0.07	(0.19)	(0.34)	(0.53)	$9.51	0.70%		$1,483,102	0.38%	1.66%		0.38%	59.33%
Year Ended October 31, 2014 (d)	$9.78	0.13	0.24	0.37	(0.12)	(0.06)	(0.18)	$9.97	3.89%		$1,356,251	0.62%	1.29%		0.62%	46.16%
Year Ended October 31, 2013 (d)	$9.63	0.06	0.21	0.27	(0.05)	(0.07)	(0.12)	$9.78	2.86%		$3,805,115	0.63%	0.60%		0.63%	73.70%
Year Ended October 31, 2012 (d)	$9.74	0.04	0.30	0.34	(0.04)	(0.41)	(0.45)	$9.63	3.77%		$4,480,984	0.67%	0.45%		0.67%	93.99%
Year Ended October 31, 2011 (d)	$10.14	0.20	(0.11)	0.09	(0.19)	(0.30)	(0.49)	$9.74	0.94%		$4,176,502	0.83%	1.96%		0.83%	107.29%

Class C Shares
Year Ended October 31, 2015 (d)	$9.86	0.08	(0.09)	(0.01)	(0.12)	(0.34)	(0.46)	$9.39	(0.18%	)	$317,259	1.19%	0.89%		1.19%	59.33%
Year Ended October 31, 2014 (d)	$9.68	0.06	0.26	0.32	(0.08)	(0.06)	(0.14)	$9.86	3.44%		$344,285	1.16%	0.61%		1.16%	46.16%
Year Ended October 31, 2013 (d)	$9.57	0.01	0.21	0.22	(0.04)	(0.07)	(0.11)	$9.68	2.33%		$227,583	1.13%	0.07%		1.13%	73.70%
Year Ended October 31, 2012 (d)	$9.70	–	0.30	0.30	(0.02)	(0.41)	(0.43)	$9.57	3.30%		$212,629	1.16%	(0.03%	)	1.16%	93.99%
Year Ended October 31, 2011 (d)	$10.12	0.08	(0.04)	0.04	(0.16)	(0.30)	(0.46)	$9.70	0.40%		$163,559	1.33%	0.83%		1.33%	107.29%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$9.90	0.12	(0.10)	0.02	(0.14)	(0.34)	(0.48)	$9.44	0.19%		$7,494,565	0.88%	1.22%		0.88%	59.33%
Year Ended October 31, 2014 (d)	$9.71	0.09	0.26	0.35	(0.10)	(0.06)	(0.16)	$9.90	3.68%		$9,413,390	0.88%	0.89%		0.88%	46.16%
Year Ended October 31, 2013 (d)	$9.58	0.03	0.21	0.24	(0.04)	(0.07)	(0.11)	$9.71	2.60%		$8,600,119	0.88%	0.29%		0.88%	73.70%
Year Ended October 31, 2012 (d)	$9.69	0.02	0.31	0.33	(0.03)	(0.41)	(0.44)	$9.58	3.58%		$7,829,989	0.92%	0.19%		0.92%	93.99%
Year Ended October 31, 2011 (d)	$10.10	0.16	(0.10)	0.06	(0.17)	(0.30)	(0.47)	$9.69	0.61%		$6,810,440	1.08%	1.59%		1.08%	107.29%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$9.97	0.17	(0.11)	0.06	(0.18)	(0.34)	(0.52)	$9.51	0.64%		$4,197,355	0.38%	1.72%		0.38%	59.33%
Year Ended October 31, 2014 (d)	$9.78	0.14	0.26	0.40	(0.15)	(0.06)	(0.21)	$9.97	4.18%		$10,689,944	0.38%	1.42%		0.38%	46.16%
Year Ended October 31, 2013 (d)	$9.62	0.08	0.22	0.30	(0.07)	(0.07)	(0.14)	$9.78	3.16%		$11,049,134	0.38%	0.81%		0.38%	73.70%
Year Ended October 31, 2012 (d)	$9.73	0.07	0.30	0.37	(0.07)	(0.41)	(0.48)	$9.62	4.02%		$11,735,739	0.42%	0.70%		0.42%	93.99%
Year Ended October 31, 2011 (d)	$10.13	0.20	(0.08)	0.12	(0.22)	(0.30)	(0.52)	$9.73	1.22%		$12,758,665	0.58%	2.01%		0.58%	107.29%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$9.97	0.19	(0.10)	0.09	(0.21)	(0.34)	(0.55)	$9.51	0.96%		$4,881,586	0.13%	1.95%		0.13%	59.33%
Year Ended October 31, 2014 (d)	$9.78	0.16	0.26	0.42	(0.17)	(0.06)	(0.23)	$9.97	4.44%		$4,820,269	0.13%	1.60%		0.13%	46.16%
Year Ended October 31, 2013 (d)	$9.63	0.10	0.21	0.31	(0.09)	(0.07)	(0.16)	$9.78	3.33%		$3,191,610	0.13%	1.08%		0.13%	73.70%
Year Ended October 31, 2012 (d)	$9.73	0.09	0.31	0.40	(0.09)	(0.41)	(0.50)	$9.63	4.39%		$2,259,648	0.16%	0.95%		0.16%	93.99%
Year Ended October 31, 2011 (d)	$10.14	0.24	(0.11)	0.13	(0.24)	(0.30)	(0.54)	$9.73	1.35%		$1,456,143	0.33%	2.39%		0.33%	107.29%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

172

Notes to Financial Statements

October 31, 2015

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2015, the Trust operates fifty-one (51) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the twelve (12) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Destination 2060 Fund (“Destination 2060”)

- Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds operates as a “fund of funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange-traded funds) (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. During the year ended October 31, 2015, Destination 2010, Destination 2015, Destination 2020 and Retirement Income began to invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Funds currently offer Class A, Class C, Class R, Institutional Service Class and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Destination 2060 commenced operations on December 1, 2014.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved

173

Notes to Financial Statements (Continued)

October 31, 2015

by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Effective April 1, 2015, Destination 2010, Destination 2015, Destination 2020 and Retirement Income entered into a contract to invest in the Nationwide Fixed Contract and began investing on April 24, 2015. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays a Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. For the period from July 1, 2015 through September 30, 2015, the rate was 3.35%. For the period from October 1, 2015 through October 31, 2015, the rate was 3.30%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, a Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of each Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

At October 31, 2015, 100% of the market value of Destination 2025, Destination 2030, Destination 2035, Destination 2040, Destination 2045, Destination 2050, Destination 2055, and Destination 2060 was determined based on Level 1 inputs.

174

Notes to Financial Statements (Continued)

October 31, 2015

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2015. Please refer to the Statements of Investments for additional information on portfolio holdings.

Destination 2010

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$2,832,033	$—	$—	$2,832,033
Fixed Contract	—	—	2,585,994	2,585,994
Mutual Funds	20,603,674	—	—	20,603,674
Total	$23,435,707	$—	$2,585,994	$26,021,701

Destination 2015

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$10,066,950	$—	$—	$10,066,950
Fixed Contract	—	—	8,778,286	8,778,286
Mutual Funds	106,843,408	—	—	106,843,408
Total	$116,910,358	$—	$8,778,286	$125,688,644

Destination 2020

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$18,516,948	$—	$—	$18,516,948
Fixed Contract	—	—	10,573,118	10,573,118
Mutual Funds	237,140,974	—	—	237,140,974
Total	$255,657,922	$—	$10,573,118	$266,231,040

Retirement Income

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$2,929,423	$—	$—	$2,929,423
Fixed Contract	—	—	2,754,852	2,754,852
Mutual Funds	12,691,264	—	—	12,691,264
Total	$15,620,687	$—	$2,754,852	$18,375,539

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended October 31, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

175

Notes to Financial Statements (Continued)

October 31, 2015

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Destination 2010

	Fixed Contract	Total
Balance as of 10/31/14	$—	$—
Interest Income from Affiliate	45,740	45,740
Purchases	3,067,969	3,067,969
Sales	(527,715)	(527,715)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/15	$2,585,994	$2,585,994

The following table represents Destination 2010 Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$2,585,994	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.30 - 3.40%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

Destination 2015

	Fixed Contract	Total
Balance as of 10/31/14	$—	$—
Interest Income from Affiliate	157,873	157,873
Purchases	10,218,722	10,218,722
Sales	(1,598,309)	(1,598,309)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/15	$8,778,286	$8,778,286

The following table represents Destination 2015 Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$8,778,286	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.30 - 3.40%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

176

Notes to Financial Statements (Continued)

October 31, 2015

Destination 2020

	Fixed Contract	Total
Balance as of 10/31/14	$—	$—
Interest Income from Affiliate	184,756	184,756
Purchases	11,257,386	11,257,386
Sales	(869,024)	(869,024)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/15	$10,573,118	$10,573,118

The following table represents Destination 2020 Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$10,573,118	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.30 - 3.40%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

Retirement Income

	Fixed Contract	Total
Balance as of 10/31/14	$—	$—
Interest Income from Affiliates	55,353	55,353
Purchases	4,759,436	4,759,436
Sales	(2,059,937)	(2,059,937)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/15	$2,754,852	$2,754,852

The following table represents Retirement Income Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$2,754,852	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.30 - 3.40%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily
*	NFA can increase or redeem all or a portion of Destination 2010, Destination 2015, Destination 2020 and Retirement Income investment in the Nationwide Fixed Contract on a daily basis at par. The Funds cannot assign or transfer their interest in the Nationwide Fixed Contract to any party. If a Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Funds or Nationwide Life have the ability to terminate their investments in the Nationwide Fixed Contract at their discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

177

Notes to Financial Statements (Continued)

October 31, 2015

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Securities held by the Nationwide Money Market Fund (“Money Market”) are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value

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October 31, 2015

assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividend income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2015 are primarily attributable to capital distributions from Underlying Funds, distribution redesignations and non-deductible 12-b1 fees. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

179

Notes to Financial Statements (Continued)

October 31, 2015

Reclassifications for the year ended October 31, 2015 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Destination 2010	$-	$60,189	$(60,189)
Destination 2015	-	316,062	(316,062)
Destination 2020	-	599,421	(599,421)
Destination 2025	-	680,736	(680,736)
Destination 2030	-	703,501	(703,501)
Destination 2035	-	598,601	(598,601)
Destination 2040	1	474,624	(474,625)
Destination 2045	-	295,758	(295,758)
Destination 2050	-	226,692	(226,692)
Destination 2055	-	73,256	(73,256)
Destination 2060	(443)	3,103	(2,660)
Retirement Income	-	50,938	(50,938)

Amounts designated as “—” are zero or have been rounded to zero.

(d)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends, and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and

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Notes to Financial Statements (Continued)

October 31, 2015

unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business. For the year ended October 31, 2015, the Funds effective unified management fee rate was 0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, during the year ended October 31, 2015, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, and 0.50% of Class R shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2015, the Funds imposed front-end sales charges of $98,250. From these fees, NFD retained a portion amounting to $13,449.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs were 1.00% for all Funds. During the year ended October 31, 2015, the Funds imposed CDSCs of $101. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

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Notes to Financial Statements (Continued)

October 31, 2015

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each Fund.

For the year ended October 31, 2015, the effective rates for administrative services fees paid by the Funds were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Destination Fund 2010	0.18%	0.13%	0.25%	—%
Destination Fund 2015	0.16%	0.05%	0.25%	0.25%
Destination Fund 2020	0.16%	0.08%	0.25%	0.25%
Destination Fund 2025	0.16%	0.07%	0.25%	0.25%
Destination Fund 2030	0.22%	0.03%	0.25%	0.25%
Destination Fund 2035	0.22%	0.09%	0.25%	0.25%
Destination Fund 2040	0.19%	0.03%	0.25%	0.25%
Destination Fund 2045	0.21%	0.11%	0.25%	0.25%
Destination Fund 2050	0.22%	0.04%	0.25%	0.25%
Destination Fund 2055	0.23%	0.01%	0.25%	0.25%
Destination Fund 2060(a)	0.06%	—%	0.03%	0.12%
Retirement Income Fund	—%	0.06%	0.25%	0.25%
(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended October 31, 2015, each Fund’s total administrative services fees were as follows:

Fund	Amount
Destination 2010	$45,587
Destination 2015	256,853
Destination 2020	504,369
Destination 2025	537,324
Destination 2030	539,779
Destination 2035	408,709
Destination 2040	329,845
Destination 2045	202,046
Destination 2050	166,923
Destination 2055	53,733
Destination 2060(a)	414
Retirement Income	43,750
(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

182

Notes to Financial Statements (Continued)

October 31, 2015

As of October 31, 2015, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	1.05%
Destination 2015	30.26
Destination 2020	33.50
Destination 2025	28.96
Destination 2030	27.19
Destination 2035	26.64
Destination 2040	23.86
Destination 2045	20.03
Destination 2050	17.16
Destination 2055	28.78
Destination 2060(a)	74.24
Retirement Income	11.56
(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

183

Notes to Financial Statements (Continued)

October 31, 2015

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of affiliated Underlying Funds, and certain of the Funds can invest in the Nationwide Fixed Contract. The Funds’ transactions in the shares of affiliated Underlying Funds and in the Nationwide Fixed Contract for the year ended October 31, 2015 were as follows:

Destination 2010

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$2,850,154	$479,061	$528,510	$50,317	$(24,992)	$25,833	$2,584,825
Nationwide International Index Fund	4,058,196	1,186,469	1,728,353	116,958	203,274	12,986	3,375,712
Nationwide Mid Cap Market Index Fund	2,342,447	671,298	825,566	31,059	219,107	148,346	2,095,805
Nationwide S&P 500 Index Fund	4,383,439	1,394,046	1,781,836	88,766	451,110	157,947	3,982,192
Nationwide Small Cap Index Fund	1,202,661	290,930	371,140	14,916	83,131	76,045	1,043,501
Nationwide Bond Index Fund	7,335,794	1,863,155	2,330,354	156,511	21,506	79,617	6,753,523
Nationwide Inflation-Protected Securities Fund	2,524,318	218,788	1,980,669	3,106	(62,563)	—	768,116
Nationwide Fixed Contract	—	3,067,969	527,715	45,740	—	—	2,585,994

Destination 2015

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$17,216,140	$1,091,859	$1,910,187	$302,360	$(131,978)	$155,390	$15,103,666
Nationwide International Index Fund	25,281,320	3,813,517	8,151,330	704,519	2,014,546	78,269	20,127,666
Nationwide Mid Cap Market Index Fund	13,588,625	1,771,945	3,511,399	173,193	1,052,360	834,624	11,335,667
Nationwide S&P 500 Index Fund	26,742,906	3,554,144	7,520,315	527,740	2,162,144	947,055	22,639,666
Nationwide Small Cap Index Fund	7,579,829	1,055,046	1,865,971	92,877	514,528	478,641	6,285,848
Nationwide Bond Index Fund	31,519,300	6,179,746	8,334,929	678,601	21,221	337,609	28,850,996
Nationwide Inflation-Protected Securities Fund	7,171,704	175,463	4,856,991	8,760	(152,665)	—	2,499,899
Nationwide Fixed Contract	—	10,218,722	1,598,309	157,873	—	—	8,778,286

184

Notes to Financial Statements (Continued)

October 31, 2015

Destination 2020

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$41,359,549	$6,226,545	$1,874,836	$750,762	$(149,161)	$382,556	$42,426,721
Nationwide International Index Fund	50,246,538	10,293,079	7,862,202	1,574,514	1,307,172	163,090	50,582,823
Nationwide Mid Cap Market Index Fund	29,331,982	3,916,532	5,275,585	389,457	1,590,526	1,915,140	26,753,635
Nationwide S&P 500 Index Fund	55,516,243	8,456,055	7,308,592	1,184,930	2,746,128	2,049,006	56,397,655
Nationwide Small Cap Index Fund	13,549,469	2,221,897	1,439,153	180,162	261,265	905,483	13,331,829
Nationwide Bond Index Fund	38,664,392	10,393,717	6,023,215	918,605	(310,703)	431,876	42,334,880
Nationwide Inflation-Protected Securities Fund.	7,646,084	693,190	2,963,883	9,625	(90,035)	—	5,313,431
Nationwide Fixed Contract	—	11,257,386	869,024	184,756	—	—	10,573,118

Destination 2025

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$55,164,974	$10,603,268	$4,024,317	$993,401	$(332,113)	$504,976	$57,329,450
Nationwide International Index Fund	58,798,758	11,460,910	7,495,961	1,858,122	534,568	189,818	60,209,380
Nationwide Mid Cap Market Index Fund	36,762,440	5,565,842	5,929,373	490,991	1,308,455	2,365,597	34,858,115
Nationwide S&P 500 Index Fund	67,765,851	8,978,279	6,292,559	1,439,416	2,386,029	2,465,978	70,082,149
Nationwide Small Cap Index Fund	19,902,385	3,499,749	1,673,417	265,079	321,310	1,311,664	20,273,051
Nationwide Bond Index Fund	21,802,402	7,842,836	3,602,201	542,362	(179,194)	242,527	25,620,696
Nationwide Inflation-Protected Securities Fund	5,434,506	267,934	2,760,746	6,759	(96,556)	—	2,909,108

185

Notes to Financial Statements (Continued)

October 31, 2015

Destination 2030

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$51,710,114	$12,966,999	$4,325,408	$950,187	$(373,717)	$481,886	$56,111,707
Nationwide International Index Fund	60,443,981	12,181,342	8,189,466	1,914,513	1,151,304	199,752	61,872,959
Nationwide Mid Cap Market Index Fund	37,346,664	6,038,574	2,205,599	533,562	615,248	2,453,448	39,461,417
Nationwide S&P 500 Index Fund	72,078,012	9,584,349	6,986,431	1,535,096	2,679,991	2,684,130	74,247,687
Nationwide Small Cap Index Fund	24,179,469	4,554,977	1,668,837	329,463	518,466	1,616,987	25,240,688
Nationwide Bond Index Fund	7,639,085	7,346,215	962,320	261,364	(45,669)	85,446	13,787,216
Nationwide Inflation-Protected Securities Fund	5,109,867	176,155	5,329,939	6,295	(75,878)	—

Destination 2035

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$39,383,543	$10,469,679	$3,925,540	$722,620	$(272,977)	$366,094	$42,679,846
Nationwide International Index Fund	47,942,747	10,292,212	4,725,187	1,556,200	417,744	157,509	51,248,081
Nationwide Mid Cap Market Index Fund	30,365,431	5,865,525	2,372,177	430,944	839,048	1,974,127	32,435,280
Nationwide S&P 500 Index Fund	56,508,553	8,796,994	4,246,861	1,231,134	1,676,496	2,092,968	60,677,536
Nationwide Small Cap Index Fund	22,539,503	4,532,422	3,885,348	291,273	965,099	1,499,237	21,583,993
Nationwide Bond Index Fund	3,931,164	2,945,956	420,988	123,230	(19,432)	44,389	6,349,244

186

Notes to Financial Statements (Continued)

October 31, 2015

Destination 2040

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$25,311,967	$7,651,968	$2,595,510	$469,393	$(104,688)	$237,230	$28,247,619
Nationwide International Index Fund	39,934,524	10,712,042	4,567,314	1,331,357	344,910	132,423	44,214,038
Nationwide Mid Cap Market Index Fund	27,483,422	5,765,965	1,653,017	399,485	576,416	1,802,858	30,298,374
Nationwide S&P 500 Index Fund	45,151,453	8,530,333	3,182,502	1,006,834	1,214,527	1,682,534	50,261,351
Nationwide Small Cap Index Fund	19,542,652	4,475,924	3,079,140	260,584	718,005	1,318,178	19,521,665
Nationwide Bond Index Fund	3,150,747	2,532,685	341,193	100,770	(12,562)	35,878	5,253,700

Destination 2045

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$11,820,725	$4,270,841	$847,817	$220,029	$(4,507)	$110,443	$14,232,362
Nationwide International Index Fund	26,863,371	9,250,085	2,573,335	920,859	222,537	89,479	32,157,291
Nationwide Mid Cap Market Index Fund	17,957,740	5,423,219	981,175	270,216	282,096	1,193,029	21,484,013
Nationwide S&P 500 Index Fund	29,807,172	7,558,549	991,815	691,820	396,763	1,128,320	36,196,733
Nationwide Small Cap Index Fund	13,232,632	4,164,308	886,727	188,431	170,964	890,289	15,429,131

Destination 2050

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$9,113,231	$3,569,383	$1,088,576	$168,610	$(37,098)	$84,699	$10,816,437
Nationwide International Index Fund	20,698,546	6,194,460	1,394,121	703,437	323,069	68,365	24,446,160
Nationwide Mid Cap Market Index Fund	13,805,490	4,276,731	994,223	205,406	265,687	908,844	16,406,050
Nationwide S&P 500 Index Fund	22,996,231	5,841,043	1,346,342	525,967	483,469	860,690	27,366,847
Nationwide Small Cap Index Fund	9,976,014	3,530,958	864,194	143,477	233,957	679,181	11,829,327

187

Notes to Financial Statements (Continued)

October 31, 2015

Destination 2055

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$2,736,713	$1,768,104	$838,898	$52,343	$(30,917)	$26,454	$3,432,042
Nationwide International Index Fund	6,241,478	4,669,953	852,291	245,766	166,870	21,416	9,667,683
Nationwide Mid Cap Market Index Fund	4,145,121	2,834,761	493,698	69,638	128,274	284,536	6,249,012
Nationwide S&P 500 Index Fund	6,916,926	4,755,048	869,800	183,438	227,554	269,352	10,787,862
Nationwide Small Cap Index Fund	3,036,205	2,132,678	390,055	48,464	90,450	212,211	4,496,888

Destination 2060

Affiliated Issuer	Market Value at November 28, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$—	$279,806	$57,747	$2,111	$(4,506)	$1,075	$212,600
Nationwide International Index Fund	—	730,321	106,560	10,442	(10,297)	870	595,279
Nationwide Mid Cap Market Index Fund	—	453,733	53,303	3,057	(7,343)	11,609	382,679
Nationwide S&P 500 Index Fund	—	761,495	90,559	8,027	(13,138)	10,973	659,059
Nationwide Small Cap Index Fund	—	336,019	42,254	2,129	(5,640)	8,676	276,380
(a)	Destination 2060 commenced operations on December 1, 2014.

188

Notes to Financial Statements (Continued)

October 31, 2015

Retirement Income

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$2,673,680	$679,417	$1,327,690	$46,319	$(88,760)	$23,823	$1,831,657
Nationwide International Index Fund	2,141,182	849,852	1,482,794	61,920	44,525	6,988	1,466,457
Nationwide Mid Cap Market Index Fund	1,342,436	478,039	849,272	17,027	82,195	86,010	930,750
Nationwide S&P 500 Index Fund	2,673,679	922,180	1,739,467	51,933	265,398	98,035	1,856,122
Nationwide Small Cap Index Fund	809,938	297,281	507,643	9,823	18,527	53,012	558,118
Nationwide Bond Index Fund	7,195,918	2,575,338	4,526,413	144,072	25,410	76,635	5,135,623
Nationwide Inflation-Protected Securities Fund	3,453,398	559,080	3,106,508	4,135	(35,408)	—	912,537
Nationwide Money Market Fund	1,314,282	104,444	1,418,726		—	—
Nationwide Fixed Contract	—	4,759,436	2,059,937	55,353	—	—	2,754,852

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit

Effective July 16, 2015, the Trust and Nationwide Variable Insurance Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. Effective July 16, 2015, Destination 2060 was added to the credit agreement. The line of credit is renewed annually, and next expires on July 14, 2016. During the year ended October 31, 2015, the Funds had no borrowings under the line of credit.

189

Notes to Financial Statements (Continued)

October 31, 2015

6.  Investment Transactions

For the year ended October 31, 2015, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Destination 2010	$10,591,898	$12,529,882
Destination 2015	28,717,995	45,379,195
Destination 2020	56,093,433	42,794,401
Destination 2025	53,146,800	32,832,077
Destination 2030	59,458,485	29,969,617
Destination 2035	42,902,788	19,576,101
Destination 2040	39,668,917	15,418,676
Destination 2045	30,667,002	6,280,869
Destination 2050	23,412,575	5,687,456
Destination 2055	16,160,544	3,444,742
Destination 2060(a)	2,561,374	350,423
Retirement Income	14,264,277	22,076,093
(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the impact ASU 2015-07 will have on the Funds financial statement disclosures.

190

Notes to Financial Statements (Continued)

October 31, 2015

10.  Other

As of October 31, 2015, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	90.27%	1
Destination 2015	84.77	3
Destination 2020	84.07	3
Destination 2025	76.08	2
Destination 2030	77.79	2
Destination 2035	79.92	2
Destination 2040	82.86	2
Destination 2045	83.69	2
Destination 2050	84.35	2
Destination 2055	84.77	2
Destination 2060	62.86	3
Retirement Income	71.90	1

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$479,209	$1,527,539	$2,006,748	$—	$2,006,748
Destination 2015	2,649,096	9,099,840	11,748,936	—	11,748,936
Destination 2020	5,033,495	10,214,870	15,248,365	—	15,248,365
Destination 2025	5,200,137	11,232,903	16,433,040	—	16,433,040
Destination 2030	4,920,260	18,420,978	23,341,238	—	23,341,238
Destination 2035	3,717,900	8,544,194	12,262,094	—	12,262,094
Destination 2040	2,993,533	7,998,617	10,992,150	—	10,992,150
Destination 2045	1,890,185	4,830,060	6,720,245	—	6,720,245
Destination 2050	1,424,878	7,635,965	9,060,843	—	9,060,843
Destination 2055	498,462	851,463	1,349,925	—	1,349,925
Destination 2060 (a)	24,638	277	24,915	—	24,915
Retirement Income	501,685	803,684	1,305,369	—	1,305,369

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

Amounts designated as “—” are zero or have been rounded to zero.

191

Notes to Financial Statements (Continued)

October 31, 2015

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$445,511	$915,063	$1,360,574	$—	$1,360,574
Destination 2015	2,496,108	3,477,244	5,973,352	—	5,973,352
Destination 2020	4,035,887	5,546,881	9,582,768	—	9,582,768
Destination 2025	4,007,499	7,383,682	11,391,181	—	11,391,181
Destination 2030	3,867,341	13,746,562	17,613,903	—	17,613,903
Destination 2035	2,656,862	7,192,460	9,849,322	—	9,849,322
Destination 2040	2,129,806	6,641,474	8,771,280	—	8,771,280
Destination 2045	1,283,569	2,567,674	3,851,243	—	3,851,243
Destination 2050	1,135,093	6,142,483	7,277,576	—	7,277,576
Destination 2055	237,535	160,494	398,029	—	398,029
Retirement Income	369,840	179,752	549,592	—	549,592

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Destination 2010	$23,680	$1,276,694	$1,300,374	$—	$—	$(250,293)	$1,050,081
Destination 2015	90,474	8,013,451	8,103,925	—	—	3,162,805	11,266,730
Destination 2020	105,411	10,817,682	10,923,093	—	—	14,014,208	24,937,301
Destination 2025	3,445	10,562,701	10,566,146	—	—	20,183,489	30,749,635
Destination 2030	—	11,284,758	11,284,758	—	—	22,969,320	34,254,078
Destination 2035	—	9,265,346	9,265,346	—	—	16,241,140	25,506,486
Destination 2040	—	7,464,807	7,464,807	—	—	13,862,809	21,327,616
Destination 2045	—	4,185,711	4,185,711	—	—	8,246,065	12,431,776
Destination 2050	—	3,671,169	3,671,169	—	—	3,710,756	7,381,925
Destination 2055	—	1,346,648	1,346,648	—	—	31,809	1,378,457
Destination 2060	—	30,141	30,141	—	—	(84,553)	(54,412)
Retirement Income	24,054	613,676	637,730	—	—	(448,965)	188,765

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

Amounts designated as “—” are zero or have been rounded to zero.

192

Notes to Financial Statements (Continued)

October 31, 2015

As of October 31, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$26,271,994	$343,017	$(593,310)	$(250,293)
Destination 2015	122,525,839	5,357,719	(2,194,914)	3,162,805
Destination 2020	252,216,832	19,528,040	(5,513,832)	14,014,208
Destination 2025	268,255,712	26,163,406	(5,979,917)	20,183,489
Destination 2030	258,899,820	28,052,967	(5,083,647)	22,969,320
Destination 2035	198,732,840	20,268,033	(4,026,893)	16,241,140
Destination 2040	163,933,938	17,196,203	(3,333,394)	13,862,809
Destination 2045	111,253,465	10,679,894	(2,433,829)	8,246,065
Destination 2050	87,154,065	5,699,253	(1,988,497)	3,710,756
Destination 2055	34,601,678	1,015,316	(983,507)	31,809
Destination 2060	2,210,550	15,093	(99,646)	(84,553)
Retirement Income	18,824,504	51,300	(500,265)	(448,965)

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

193

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets, and of cash flows, as applicable, and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund, Nationwide Destination 2060 Fund, and Nationwide Retirement Income Fund (twelve series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations and their cash flows, as applicable, for the year or period then ended, the changes in each of their net assets for the period or each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

194

Supplemental Information

October 31, 2015 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the taxable year ended October 31, 2015, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Destination 2010	26.69%
Destination 2015	29.02
Destination 2020	33.34
Destination 2025	40.17
Destination 2030	46.05
Destination 2035	49.44
Destination 2040	51.99
Destination 2045	56.28
Destination 2050	56.77
Destination 2055	55.48
Destination 2060	48.99
Retirement Income	17.89

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Destination 2010	$1,527,539
Destination 2015	9,099,840
Destination 2020	10,214,870
Destination 2025	11,232,903
Destination 2030	18,382,267
Destination 2035	8,544,194
Destination 2040	7,998,617
Destination 2045	4,830,060
Destination 2050	7,635,965
Destination 2055	851,463
Destination 2060	277
Retirement Income	803,684

195

Supplemental Information (Continued)

October 31, 2015 (Unaudited)

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2015, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$114,831	$0.0376
Destination 2015	691,710	0.0498
Destination 2020	1,545,897	0.0566
Destination 2025	1,824,338	0.0629
Destination 2030	1,879,704	0.0641
Destination 2035	1,527,906	0.0724
Destination 2040	1,307,151	0.0731
Destination 2045	904,117	0.0762
Destination 2050	690,647	0.0652
Destination 2055	241,297	0.0888
Destination 2060	10,252	0.0471
Retirement Income	60,794	0.0314

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2015, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$5,436	$0.0018
Destination 2015	32,747	0.0024
Destination 2020	73,186	0.0027
Destination 2025	86,369	0.0030
Destination 2030	88,990	0.0030
Destination 2035	72,335	0.0034
Destination 2040	61,884	0.0035
Destination 2045	42,803	0.0036
Destination 2050	32,697	0.0031
Destination 2055	11,424	0.0042
Retirement 2060	485	0.0022
Retirement Income	2,878	0.0015

196

Management Information

October 31, 2015

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, and other directorships or trusteeships they have held during the past five years in any publicly-traded company or registered investment company are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	119	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

197

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	119	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	119	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

198

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	119	None

199

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119	Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare Foundation (non-profit foundation) since 2009.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

200

Management Information (Continued)

October 31, 2015

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)

Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007.
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2] and NWD Investments[2].
Jennifer T. Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President, Nationwide Funds Marketing for NFS.[2] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[2] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[2]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

201

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

202

Market Index Definitions (con’t.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

203

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

204

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

205

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadvisor: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadvisor manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadvisor.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

206

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-TD 12/15

Annual Report

October 31, 2015

Nationwide Mutual Funds

Alternative Allocation Funds

Nationwide Portfolio Completion Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2015

Dear Investor,

You’ve mapped out an investment plan and begun to make progress toward your future goals, such as retirement. Yet, you may be tempted to stop moving forward or change direction when you hear news of difficult economic conditions. Perhaps you questioned your financial plan during the market correction that occurred this past August or in response to conflicting reports about rising interest rates.

While headlines may be confusing or even frightening, they should not serve as the basis for investment decisions. Long-term goals don’t change just because the market does, and it’s important to remain calm and focused on your future as market noise intensifies during periods of volatility. We urge you to talk with your financial advisor regularly to discuss why you shouldn’t allow transitory economic sound bites to discourage you from climbing closer to your goals.

This report brings you a snapshot of recent market trends and your Fund’s performance for the annual reporting period ended October 31, 2015, including your Fund’s specific holdings. For the fiscal year of November 1, 2014 through October 31, 2015, the broad U.S. stock market, as measured by the S&P 500® Index, reported a 5.20% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 1.96% for the same period. (Please turn to the Economic Review for a more detailed account of the economic trends that prevailed during your Fund’s annual reporting period.)

As you review this report and future reports, remember to evaluate your progress within the context of your holistic plan. Opportunities are inherent to most market cycles, and we urge investors to seek them with a long-term perspective and a sound asset allocation strategy.

Please know that we are here for the long term, poised to help you with your financial goals, such as preparing for your retirement. As always, thank you for your investment in the Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2015, most asset classes produced a positive investment return. Domestic equities rallied, with the S&P 500® Index delivering a 5.20% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively weak during the reporting period, with the MSCI EAFE® Index registering -0.07% and the MSCI Emerging Markets® Index -14.53%, as investors reacted to worries about global growth. Emerging markets were particularly hard hit, as China’s economy experienced a slowdown and investors considered the implication of a rising U.S. dollar as well as the potential for higher interest rates. Fixed-income investment returns were mixed during the reporting period, driven by lower long-term interest rates and offset by widening credit spreads, particularly in the high-yield market.

In the United States, equity markets managed to gain despite volatile gross domestic product (GDP) growth, sluggish earnings growth and uncertainty about the timing of the Federal Reserve’s initial interest rate hike. GDP growth came in at 0.6% for the first calendar quarter of 2015 before accelerating to 3.9% in the second quarter and falling to 1.5% in the third quarter. Given the uneven growth and uncertain conditions in the international markets during the reporting period, the Fed did not act to raise rates, yet Fed officials suggested that the federal funds rate would rise in the near future. Long-term Treasury yields fell during the reporting period but short-term rates rose, with the two-year yield higher by 0.27%.

The S&P 500 Index produced positive performance in six of the 12 months of the reporting period. The weakest month was August 2015, with the Index registering -6.03%, but the brief downturn was more than offset by the Index’s 8.44% return in October 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were consumer discretionary, up 21.1%; and information technology, up 11.2%. These two sectors benefited from relatively strong earnings growth as well as merger-and-acquisition activity. The weakest sectors were energy, down 19.3%; and materials, down 4.6%. Both sectors reacted negatively to the period’s substantial decline in commodity prices.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks slightly outperforming small-cap stocks, and growth outperforming value.

U.S. economic activity was volatile during the reporting period, yet an expected 2.5% economic growth rate for calendar year 2015 would be the strongest since 2006. Inflation was extremely low during the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to significant declines in the prices of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.7% to 5.0%.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance experienced throughout the economic recovery during the past several years. The S&P 500 Index outperformed the MSCI EAFE Index in six of the past eight quarters, and in 17 of the 26 quarters since the market bottom in 2009, the performance gap was relatively narrow. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

2

Economic Review (Con’t.)

Performance in the fixed-income markets during the reporting period was driven by a decline in interest rates that served to offset a widening in credit spreads. Long-term Treasury yields fell slightly from 2.31% to 2.14% during the reporting period.

3

Nationwide Portfolio Completion Fund

For the annual period ended October 31, 2015, the Nationwide Portfolio Completion Fund (Institutional Class) registered -4.85% versus -1.34% for its blended benchmark, 50% Barclays Global Aggregate Bond Index and 50% MSCI ACWI. For broader comparison, the median return for the Fund’s closest Lipper peer category of Flexible Portfolio Funds (consisting of 548 funds as of October 31, 2015) was -2.18% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Over the 12 month reporting period, both the Eurozone and Japan initiated quantitative easing (“QE”) programs due to distressed macroeconomic environments. These programs, which involve the central banks buying significant quantities of local fixed income, drove yields lower and thus raised bond prices. Global REITs, the second largest contributor to performance, was also buoyed by these programs as they tend to benefit from lower costs of capital. Our global REIT performance was particularly strong in January 2015, returning 5.09% (gross). This rally was spurred by the European Central Bank’s announcement that month that it would launch a QE program in the near-term.

Among the portfolio’s sleeves, commodities and emerging markets equities were the weakest performers, registering -4.29% and -1.63%, respectively, absolute returns over the fiscal year, leading to the -4.20% and -1.55% contributions to fund performance.

Weak performance of commodities was globally a major investment trend over the 12 month reporting period. Beginning in 2014, crude oil prices experienced significant pricing pressure as new suppliers, predominantly from U.S. fracking wells, entered the market and increased supply. Between October 2014 and March 2015, the portfolio’s commodities sleeve registered -15.5%. Beginning in the summer of 2015, as markets adjusted to expect a lower future rate of Chinese economic growth and a pared appetite for building materials, raw materials, including steel and copper, saw significant declines. In July 2015, the portfolio’s commodities sleeve registered -10.0%.

When Goldman Sachs Asset Management believes it is appropriate, the Fund uses derivatives to obtain desired exposures for the Fund. For instance, we invested in listed and synthetic futures, currency forwards, credit default swaps and commodity-linked notes to achieve exposure to equities (emerging companies), fixed income (non-U.S. developed, emerging market sovereign and U.S. high-yield bonds) and commodities during the reporting period.

We believe that the utilization of derivatives oftentimes can provide more operational simplicity, lower transaction costs and greater liquidity for the Fund. The use of derivatives helped the Fund achieve its investment objectives during the reporting period by replicating index exposure. Derivatives are employed as we seek to maintain tracking error to the benchmark that is within our targeted range. Derivatives had a positive contribution to performance during the period.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Gary Chropuvka, Steve Jeneste and Amna Qaiser

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The Fund is designed to provide asset allocation across several types of alternative investments in an attempt to achieve performance that may have a low correlation to the performance of more-traditional investments. The Fund consists of separate sleeves to represent the investments in each of the different asset classes. Each sleeve invests in securities and derivatives with the goal of matching the investment characteristics and performance of a specified asset class benchmark.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities) and real estate investment trusts (REITs) (which include possible declines in the value of real estate and the relative lack of liquidity associated with investments in real estate).

The Fund also invests in derivatives (many of which create investment leverage and are highly volatile). Substantially all of the Fund’s exposure to commodities will be through investing in commodity-linked notes, which are derivatives.

4

Nationwide Portfolio Completion Fund

Investing in commodities and commodity-linked investments may expose the Fund to increased volatility and decreased liquidity. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund is not intended to serve as a complete investment program. There is no assurance that the investment objective of the Fund will be achieved.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Portfolio Completion Fund

(October 31, 2015)

Asset Class*	Actual Allocation to Fund	Contribution to Fund Performance
International Bonds	27%	0.98%
Emerging Market Bonds	18%	-0.69%
High-yield Bonds	17%	0.40%
Commodities	17%	-4.20%
Global Real Estate Stocks	11%	0.48%
Emerging Market Stocks	10%	-1.55%
	100%

*	The Fund closed its U.S. Treasury Inflation-Protected Securities (TIPS) sleeve in June and reallocated those assets to three of the remaining six sleeves.

Actual underlying asset class allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying asset classes to Fund performance is based on target underlying asset class allocations through the reporting period. Returns do not reflect the Nationwide Portfolio Completion Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

5

Fund Overview	Nationwide Portfolio Completion Fund

Asset Allocation†

Mutual Fund	49.6%
Common Stocks	10.8%
Commodity-Linked Notes	4.2%
Other assets in excess of liabilities††	35.4%
100.0%

Top Industries†††

Real Estate Investment Trusts (REITs)	14.3%
Real Estate Management & Development	2.5%
Other Industries	83.2%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund—Institutional Class	76.7%
JPMorgan Chase Bank NA Commodity Note	3.7%
UBS AG Commodity Note	1.4%
UBS AG Commodity Note	1.4%
Simon Property Group, Inc.	1.1%
Public Storage	0.6%
Brookfield Asset Management, Inc., Class A	0.5%
Equity Residential	0.5%
Unibail-Rodamco SE	0.5%
Mitsui Fudosan Co., Ltd.	0.5%
Other Holdings	13.1%
100.0%

Objective

The Fund seeks to provide total return.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Class) returned -4.85%, underperforming its blended benchmark by 3.51% and underperforming the Lipper peer category median by 2.67%

•	International bonds were the largest positive contributor to performance

•	Among the portfolio’s sleeves, commodities and emerging market stocks were the weakest performers

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Please refer to the Statement of Assets and Liabilities for additional details.

6

Fund Performance	Nationwide Portfolio Completion Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	(5.34)%	(0.68)%	(1.09)%	[2]
	w/SC3	(7.48)%	(2.10)%	(2.09)%	[2]
Class C	w/o SC1	(5.89)%	(1.39)%	(1.78)%	[2]
	w/SC4	(6.81)%	N/A	N/A
Institutional Service Class[5]		(5.01)%	(0.36)%	(0.77)%	[2]
Institutional Class[5]		(4.85)%	(0.33)%	(0.75)%	[2]
Blended Index		(1.34)%	4.21%	3.62%
Barclays Global Aggregate Bond Index		(3.07)%	(1.47)%	0.06%
MSCI All Country World IndexSM		(0.03)%	9.92%	7.12%
CPI		0.17%	0.93%	1.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of July 25, 2011.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.88%	0.82%
Class C	1.58%	1.52%
Institutional Service Class	0.59%	0.53%
Institutional Class	0.51%	0.45%

^	Current effective prospectus dated March 1, 2015. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Portfolio Completion Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Portfolio Completion Fund from inception through 10/31/15 versus the Barclays Global Aggregate Bond Index, the MSCI All Country World IndexSM (ACWI), the Blended Index* and the Consumer Price Index (CPI) from 8/1/11 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to its respective weighting. The Blended Index comprises 50% Barclays Global Aggregate Bond Index and 50% MSCI ACWI.

8

Shareholder Expense Example	Nationwide Portfolio Completion Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Portfolio Completion Fund October 31, 2015			Beginning Account Value($) 05/01/15	Ending Account Value($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	956.20	3.75	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.87	0.76
Class C Shares	Actual	(a)	1,000.00	952.50	7.19	1.46
	Hypothetical	(a)(b)	1,000.00	1,017.85	7.43	1.46
Institutional Service Class Shares	Actual	(a)	1,000.00	957.90	2.37	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.79	2.45	0.48
Institutional Class Shares	Actual	(a)	1,000.00	958.40	1.97	0.40
	Hypothetical	(a)(b)	1,000.00	1,023.19	2.04	0.40

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2015

Nationwide Portfolio Completion Fund

Common Stocks 10.8%

	Shares	Market Value

Real Estate Investment Trusts (REITs) 9.2%
Acadia Realty Trust	7,574	$249,109
Activia Properties, Inc.	52	220,871
Alexandria Real Estate Equities, Inc.	7,194	645,590
American Campus Communities, Inc.	12,095	490,694
American Homes 4 Rent, Class A	9,896	163,284
Apartment Investment & Management Co., Class A	16,709	654,826
Artis Real Estate Investment Trust	7,200	73,729
Ascendas Real Estate Investment Trust	208,600	355,147
Ashford Hospitality Prime, Inc.	1,988	29,224
Ashford Hospitality Trust, Inc.	9,931	68,325
AvalonBay Communities, Inc.	13,607	2,378,912
Befimmo SCA Sicafi	1,642	109,872
Beni Stabili SpA SIIQ	107,461	88,289
Big Yellow Group PLC	12,890	148,800
BioMed Realty Trust, Inc.	22,127	517,993
Boardwalk Real Estate Investment Trust	2,100	86,274
Boston Properties, Inc.	16,085	2,024,297
Brandywine Realty Trust	21,551	290,939
British Land Co. PLC (The)	106,787	1,430,380
Brixmor Property Group, Inc.	4,720	120,926
BWP Trust	41,848	95,622
Cambridge Industrial Trust	32,641	14,213
Camden Property Trust	8,127	599,691
Canadian Apartment Properties REIT	5,200	107,054
Canadian Real Estate Investment Trust	3,900	127,027
Capital Property Fund Ltd.	160,491	186,787
CapitaLand Commercial Trust Ltd.	209,000	209,736
CapitaLand Mall Trust	264,800	373,345
Care Capital Properties, Inc.	8,620	284,029
CBL & Associates Properties, Inc.	18,166	264,860
Cedar Realty Trust, Inc.	10,078	70,445
Champion REIT	95,000	49,664
Charter Hall Retail REIT	26,426	79,496
Cofinimmo SA	1,566	174,513
Columbia Property Trust, Inc.	10,910	271,004
Corporate Office Properties Trust	9,428	216,844
Cousins Properties, Inc.	21,933	220,207
CubeSmart	17,657	491,218
Daiwa Office Investment Corp.	31	158,403
DCT Industrial Trust, Inc.	8,984	333,486
DDR Corp.	30,768	516,902
Derwent London PLC	11,543	689,382
Dexus Property Group	98,382	540,055
DiamondRock Hospitality Co.	20,707	241,858
Digital Realty Trust, Inc.	14,211	1,051,046
Douglas Emmett, Inc.	13,820	422,201
Duke Realty Corp.	38,671	800,490
DuPont Fabros Technology, Inc.	7,204	231,176
EastGroup Properties, Inc.	3,537	198,638
Education Realty Trust, Inc.	3,735	134,124
Equity Commonwealth*	12,718	365,134

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Equity LifeStyle Properties, Inc.	8,596	$519,886
Equity One, Inc.	7,498	199,297
Equity Residential	37,985	2,937,000
Essex Property Trust, Inc.	6,656	1,467,249
Eurocommercial Properties NV CVA-NL	4,530	216,046
Extra Space Storage, Inc.	12,766	1,011,578
Federal Realty Investment Trust	7,064	1,013,613
FelCor Lodging Trust, Inc.	13,502	108,691
First Industrial Realty Trust, Inc.	12,522	271,477
First Potomac Realty Trust	5,002	58,974
Fonciere des Regions	4,917	462,815
Franklin Street Properties Corp.	8,115	84,558
Frasers Commercial Trust	12,000	11,721
Frontier Real Estate Investment Corp.	49	198,247
Fukuoka REIT Corp.	61	99,471
Gecina SA	3,716	473,956
General Growth Properties, Inc.	63,367	1,834,475
Goodman Group	159,629	684,868
Goodman Property Trust	93,206	75,999
GPT Group (The)	178,643	605,033
Great Portland Estates PLC	40,051	548,511
Growthpoint Properties Ltd.	225,167	412,503
H&R Real Estate Investment Trust	12,280	197,028
Hammerson PLC	78,621	770,306
HCP, Inc.	47,057	1,750,520
Healthcare Realty Trust, Inc.	9,956	262,440
Hersha Hospitality Trust	5,267	126,461
Highwoods Properties, Inc.	9,569	415,773
Hospitality Properties Trust	16,556	444,363
Host Hotels & Resorts, Inc.	79,186	1,372,293
Hulic Reit, Inc.	89	116,931
Hyprop Investments Ltd.	18,740	169,945
Inland Real Estate Corp.	4,698	41,577
Intu Properties PLC	78,796	419,458
Investa Office Fund	59,163	169,329
Is Gayrimenkul Yatirim Ortakligi AS	29,552	15,179
Japan Excellent, Inc.	133	145,694
Japan Prime Realty Investment Corp.	88	286,456
Japan Real Estate Investment Corp.	134	619,413
Japan Retail Fund Investment Corp.	254	491,940
Kenedix Realty Investment Corp.	40	183,364
Kenedix Residential Investment Corp.	28	71,732
Keppel REIT	96,500	66,415
Kilroy Realty Corp.	9,371	616,987
Kimco Realty Corp.	43,877	1,174,587
Kite Realty Group Trust	8,788	232,091
Kiwi Property Group Ltd.	118,030	108,534
KLCCP Stapled Group	14,900	24,326
Klepierre	21,190	1,003,553
Land Securities Group PLC	82,159	1,692,616
LaSalle Hotel Properties	12,061	354,714
Liberty Property Trust	15,740	535,475
Link REIT	218,000	1,302,481

10

Statement of Investments (Continued)

October 31, 2015

Nationwide Portfolio Completion Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
LTC Properties, Inc.	4,302	$184,341
Macerich Co. (The)	13,059	1,106,620
Mack-Cali Realty Corp.	7,534	163,940
Mapletree Logistics Trust	134,000	97,460
Mercialys SA	1,330	30,553
Mid-America Apartment Communities, Inc.	7,907	673,597
Mori Hills REIT Investment Corp.	132	163,320
MORI TRUST Sogo Reit, Inc.	110	194,609
New York REIT, Inc.	14,824	168,994
Nippon Building Fund, Inc.	151	717,141
Nomura Real Estate Master Fund, Inc.*	144	182,461
Orix JREIT, Inc.	220	296,157
Parkway Properties, Inc.	9,211	154,100
Pebblebrook Hotel Trust	7,973	272,517
Pennsylvania Real Estate Investment Trust	7,461	167,723
Piedmont Office Realty Trust, Inc., Class A	14,576	282,483
Post Properties, Inc.	5,199	310,588
Premier Investment Corp.	125	122,629
Prologis, Inc.	54,444	2,326,392
PS Business Parks, Inc.	1,742	149,446
Public Storage	15,036	3,450,161
Ramco-Gershenson Properties Trust	8,596	144,413
Regency Centers Corp.	11,022	749,055
Retail Opportunity Investments Corp.	6,545	118,661
Rexford Industrial Realty, Inc.	4,224	63,994
RioCan Real Estate Investment Trust	17,400	339,324
RLJ Lodging Trust	11,727	294,230
Rouse Properties, Inc.	4,450	78,276
SA Corporate Real Estate Fund Nominees Pty Ltd.	222,799	83,919
Scentre Group	536,648	1,574,059
Segro PLC	74,899	518,836
Senior Housing Properties Trust	22,807	346,438
Shaftesbury PLC	24,237	350,826
Simon Property Group, Inc.	32,232	6,493,459
SL Green Realty Corp.	10,406	1,234,360
Smart Real Estate Investment Trust	7,000	166,274
Sovran Self Storage, Inc.	3,595	359,033
Starhill Global REIT	13,000	7,510
Strategic Hotels & Resorts, Inc.*	28,614	403,457
Sun Communities, Inc.	5,461	365,996
Sunstone Hotel Investors, Inc.	22,548	326,044
Suntec Real Estate Investment Trust	230,700	270,978
Tanger Factory Outlet Centers, Inc.	7,375	257,756
Taubman Centers, Inc.	6,026	463,881
Tokyu REIT, Inc.	85	103,063
Top REIT, Inc.	18	67,605
UDR, Inc.	27,675	953,681
Unibail-Rodamco SE	10,377	2,888,239
United Urban Investment Corp.	273	378,761
Universal Health Realty Income Trust	2,743	136,300

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Urban Edge Properties	8,330	$197,754
Vastned Retail NV	2,351	114,020
Ventas, Inc.	34,268	1,840,877
Vornado Realty Trust	17,959	1,805,777
Washington Real Estate Investment Trust	6,967	188,179
Weingarten Realty Investors	13,205	472,211
Welltower, Inc.	36,120	2,343,104
Wereldhave NV	3,363	209,647
Westfield Corp.	201,759	1,463,786
Workspace Group PLC	11,843	174,428
WP GLIMCHER, Inc.	18,293	212,565
Xenia Hotels & Resorts, Inc.	9,617	166,759

		88,086,847

Real Estate Management & Development 1.6%
Aeon Mall Co., Ltd.	13,230	221,308
Atrium European Real Estate Ltd.*	8,053	33,385
Ayala Land, Inc.	578,100	441,496
BR Malls Participacoes SA	54,100	157,114
Brookfield Asset Management, Inc., Class A	89,500	3,126,614
Buwog AG*	3,843	81,708
CA Immobilien Anlagen AG*	7,201	141,174
Capital & Counties Properties PLC	74,961	513,010
CapitaLand Ltd.	284,200	626,921
Castellum AB	17,796	266,361
Central Pattana PCL	127,900	165,260
Daibiru Corp.	9,100	77,393
Echo Investment SA*	18,995	32,237
Fabege AB	15,777	250,646
First Capital Realty, Inc.	6,700	99,250
Forest City Enterprises, Inc., Class A*	18,530	409,513
Global Logistic Properties Ltd.	338,500	541,398
Grainger PLC	39,668	152,042
GuocoLand Ltd.	11,000	14,601
Hang Lung Properties Ltd.	229,000	560,322
Heiwa Real Estate Co., Ltd.	5,600	67,469
Hongkong Land Holdings Ltd.	114,400	842,851
Hulic Co., Ltd.	35,700	333,435
Hysan Development Co., Ltd.	54,342	241,035
Immofinanz AG*	97,998	250,861
Kungsleden AB	17,608	131,875
Mitsui Fudosan Co., Ltd.	104,000	2,830,220
NTT Urban Development Corp.	16,300	161,518
PSP Swiss Property AG REG*	3,953	343,872
Robinsons Land Corp.	97,400	63,607
SM Prime Holdings, Inc.	1,105,875	508,690
Swiss Prime Site AG REG*	6,032	460,863
Tokyu Fudosan Holdings Corp.	60,100	422,452
Wheelock & Co., Ltd.	85,000	396,195

		14,966,696

Total Common Stocks (cost $91,787,233)		103,053,543

11

Statement of Investments (Continued)

October 31, 2015

Nationwide Portfolio Completion Fund (Continued)

Commodity-Linked Notes 4.2%

	Principal Amount	Market Value

JPMorgan Chase Bank NA Commodity Note, three-month U.S. Dollar LIBOR-0.15% due 08/24/16 (indexed to the Bloomberg Roll Select Commodity Total Return Index) (a)(b)(c)	$27,352,000	$22,658,297
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 04/25/16 (indexed to the Bloomberg Roll Select Commodity Total Return Index) (a)(b)(c)	13,920,000	8,621,032
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 08/22/16 (indexed to the Bloomberg Roll Select Commodity Total Return Index) (a)(b)(c)	11,350,000	8,431,695
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 09/19/16 (indexed to the Bloomberg Roll Select Commodity Total Return Index) (a)(b)(c)	520,000	503,717

Total Commodity-Linked Notes (cost $53,142,000)		40,214,741

Mutual Fund 49.6%

	Shares

Money Market Fund 49.6%
Fidelity Institutional Money Market Fund - Institutional Class, 0.16% (d)	471,301,990	471,301,990

Total Mutual Fund (cost $471,301,990)		471,301,990

Total Investments (cost $616,231,223) (e) — 64.6%		614,570,274

Other assets in excess of liabilities — 35.4%		336,451,446

NET ASSETS — 100.0%		$951,021,720

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.
(b)	Security is linked to the Bloomberg Roll Select Commodity Total Return Index. Security does not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Bloomberg Roll Select Commodity Total Return Index. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $40,214,741 which represents 4.23% of net assets.

(d)	Represents 7-day effective yield as of October 31, 2015.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

AS	Stock Corporation

CVA	Dutch Certificate

LIBOR	London Interbank Offered Rate

Ltd.	Limited

NA	National Association

NL	Netherlands

NV	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

12

Statement of Investments (Continued)

October 31, 2015

Nationwide Portfolio Completion Fund (Continued)

At October 31, 2015, the Fund’s open swap contracts were as follows:

Centrally cleared credit default swaps on credit indices — sell protection1

Reference Entity	Fixed Annual Rate Received by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2015[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Markit CDX Emerging Markets Index Series 24	1.00%	$174,490,000	3.253%	12/20/20	$(20,494,636)	$3,247,298
Markit CDX North America High Yield Index Series 25	5.00	167,460,000	4.274	12/20/20	3,757,369	2,442,246

					$(16,737,267)	$5,689,544

CDX Credit Default Swap Index

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
3	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
4	Upfront premiums generally related to payments received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Total Return Swap

Counterparty	Payments made by Fund	Payments Received by Fund	Notional Amount	Termination Date	Upfront Premium (Received)/ Paid	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Three-month U.S. Dollar LIBOR	MSCI Emerging Markets Index	$87,833,611	07/06/16	$0	$6,239,121

					$0	$6,239,121

At October 31, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
87	Australian 10 Year Bond Future	12/15/15	$8,025,559	$53,593
90	Canadian 10 Year Bond Future	12/18/15	9,670,389	(170,339)
764	EURO-BUND Future	12/08/15	132,077,244	3,433,621
62	Japan 10 Year Bond Treasury Future	12/14/15	76,329,825	469,233
105	Long GILT Future	12/29/15	19,059,957	(138,995)

			$245,162,974	$3,647,113

GILT	Government Index-Linked Treasury

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

October 31, 2015

Nationwide Portfolio Completion Fund
Assets:
Investments, at value (cost $616,231,223)	$614,570,274
Cash	294,999,107
Cash pledged for centrally cleared credit default swaps	37,792,067
Foreign currencies, at value (cost $1,578,940)	1,565,743
Dividends receivable	200,522
Security lending income receivable	3
Receivable for investments sold	893
Receivable for capital shares issued	77,063
Reclaims receivable	54,255
Swaps contracts, at value (Note 2)	6,239,121
Receivable for variation margin on futures contracts	3,169,953
Receivable for variation margin on centrally cleared credit default swap contracts	322,034
Prepaid expenses	34,048

Total Assets	959,025,083

Liabilities:
Payable for investments purchased	898
Payable for capital shares redeemed	16,339
Cash collateral pledged by counterparty for total return swap	7,620,000
Accrued expenses and other payables:
Investment advisory fees	274,459
Fund administration fees	26,487
Distribution fees	592
Administrative servicing fees	245
Accounting and transfer agent fees	2,522
Trustee fees	2,293
Deferred capital gain country tax	1,059
Custodian fees	1,033
Compliance program costs (Note 3)	374
Professional fees	47,802
Printing fees	8,611
Other	649

Total Liabilities	8,003,363

Net Assets	$951,021,720

Represented by:
Capital	$1,007,988,219
Accumulated distributions in excess of net investment income loss	(15,297,690)
Accumulated net realized losses from investments, futures, foreign currency, and swap transactions	(55,584,308)
Net unrealized appreciation/(depreciation) from investments†	(1,662,008)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,647,113
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,729
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	11,928,665

Net Assets	$951,021,720

†	Net of $1,059 of deferred capital gain country tax.

14

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Portfolio Completion Fund
Net Assets:
Class A Shares	$1,010,382
Class C Shares	446,312
Institutional Service Class Shares	61,349
Institutional Class Shares	949,503,677

Total	$951,021,720

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	110,139
Class C Shares	49,425
Institutional Service Class Shares	6,662
Institutional Class Shares	103,146,270

Total	103,312,496

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.17
Class C Shares (b)	$9.03
Institutional Service Class Shares	$9.21
Institutional Class Shares	$9.21
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.38

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Portfolio Completion Fund
INVESTMENT INCOME:
Dividend income	$3,748,961
Interest income	118,551
Income from securities lending (Note 2)	1,008
Foreign tax withholding	(107,105)

Total Income	3,761,415

EXPENSES:
Investment advisory fees	3,699,050
Fund administration fees	314,676
Distribution fees Class A	7,286
Distribution fees Class C	4,715
Administrative servicing fees Class A	3,541
Administrative servicing fees Class C	305
Administrative servicing fees Institutional Service Class	123
Registration and filing fees	50,506
Professional fees	80,501
Printing fees	20,895
Trustee fees	27,265
Custodian fees	13,300
Accounting and transfer agent fees	23,913
Compliance program costs (Note 3)	4,042
Other	94,214

Total expenses before earnings credit and expenses reimbursed	4,344,332

Earnings credit (Note 4)	(5,009)
Expenses reimbursed by adviser (Note 3)	(389,554)

Net Expenses	3,949,769

NET INVESTMENT LOSS	(188,354)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(41,790,652)
Net realized gains from futures transactions (Note 2)	7,689,318
Net realized losses from foreign currency transactions (Note 2)	(298,600)
Net realized losses from swap transactions (Note 2)	(24,825,468)

Net realized losses from investments, futures, foreign currency, and swap transactions	(59,225,402)

Net change in unrealized appreciation/(depreciation) from investments††	1,307,601
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,814,715
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	56,791
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	5,965,765

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	9,144,872

Net realized/unrealized losses from investments, futures, foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, and swap contracts	(50,080,530)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,268,884)

†	Net of capital gain country taxes of $770.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $2,681.

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	Nationwide Portfolio Completion Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income/(loss)	$(188,354)	$4,571,317
Net realized gains/(losses) from investments, futures, foreign currency, and swap transactions	(59,225,402)	26,022,458
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	9,144,872	(4,559,262)

Change in net assets resulting from operations	(50,268,884)	26,034,513

Distributions to Shareholders From:
Net investment income:
Class A	(53,597)	(13,827)
Class C	(6,600)	(1,080)
Institutional Service Class	(3,704)	(1,465)
Institutional Class	(17,238,888)	(11,760,851)
Net realized gains:
Class A	(32,772)	–
Class C	(4,590)	–
Institutional Service Class	(2,050)	–
Institutional Class	(8,788,797)	–

Change in net assets from shareholder distributions	(26,130,998)	(11,777,223)

Change in net assets from capital transactions	48,796,979	134,263,098

Change in net assets	(27,602,903)	148,520,388

Net Assets:
Beginning of year	978,624,623	830,104,235

End of year	$951,021,720	$978,624,623

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(15,297,690)	$8,096,712

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$738,194	$2,403,694
Dividends reinvested	85,949	13,171
Cost of shares redeemed	(2,838,631)	(338,831)

Total Class A Shares	(2,014,488)	2,078,034

Class C Shares
Proceeds from shares issued	77,128	62,086
Dividends reinvested	11,190	1,016
Cost of shares redeemed	(89,025)	(74,161)

Total Class C Shares	(707)	(11,059)

Institutional Service Class Shares
Proceeds from shares issued	11,224	236,931
Dividends reinvested	5,754	1,465
Cost of shares redeemed	(196,481)	(64,463)

Total Institutional Service Class Shares	(179,503)	173,933

17

Statements of Changes in Net Assets (Continued)

	Nationwide Portfolio Completion Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$105,205,193	$192,462,044
Dividends reinvested	26,027,685	11,760,851
Cost of shares redeemed	(80,241,201)	(72,200,705)

Total Institutional Class Shares	50,991,677	132,022,190

Change in net assets from capital transactions	$48,796,979	$134,263,098

SHARE TRANSACTIONS:
Class A Shares
Issued	76,313	241,057
Reinvested	9,212	1,368
Redeemed	(309,431)	(34,686)

Total Class A Shares	(223,906)	207,739

Class C Shares
Issued	8,127	6,406
Reinvested	1,211	107
Redeemed	(9,572)	(7,730)

Total Class C Shares	(234)	(1,217)

Institutional Service Class Shares
Issued	1,206	23,633
Reinvested	614	151
Redeemed	(20,835)	(6,515)

Total Institutional Service Class Shares	(19,015)	17,269

Institutional Class Shares
Issued	11,063,173	19,684,758
Reinvested	2,782,532	1,219,986
Redeemed	(8,633,112)	(7,285,084)

Total Institutional Class Shares	5,212,593	13,619,660

Total change in shares	4,969,438	13,843,451

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Portfolio Completion Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$9.93	(0.04)	(0.48)	(0.52)	(0.15)	(0.09)	(0.24)	–	$9.17	(5.34%	)	$1,010,382	0.77%	(0.41%	)	0.81%	59.91%
Year Ended October 31, 2014 (f)	$9.80	(0.01)	0.24	0.23	(0.10)	–	(0.10)	–	$9.93	2.40%		$3,316,122	0.71%	(0.05%	)	0.77%	39.72%
Year Ended October 31, 2013 (f)	$9.74	0.01	0.09	0.10	(0.04)	–	(0.04)	–	$9.80	1.07%		$1,237,486	0.71%	0.12%		0.86%	7.42%
Year Ended October 31, 2012 (f)	$9.53	0.02	0.19	0.21	–	–	–	–	$9.74	2.20%		$707,666	0.72%	0.18%		0.93%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	–	$9.53	(4.70%	)	$508,909	0.65%	0.24%		1.15%	15.06%

Class C Shares
Year Ended October 31, 2015 (f)	$9.82	(0.10)	(0.47)	(0.57)	(0.13)	(0.09)	(0.22)	–	$9.03	(5.89%	)	$446,312	1.47%	(1.09%	)	1.51%	59.91%
Year Ended October 31, 2014 (f)	$9.69	(0.06)	0.21	0.15	(0.02)	–	(0.02)	–	$9.82	1.59%		$487,753	1.45%	(0.57%	)	1.51%	39.72%
Year Ended October 31, 2013 (f)	$9.66	(0.05)	0.08	0.03	–	–	–	–	$9.69	0.31%		$492,813	1.40%	(0.56%	)	1.55%	7.42%
Year Ended October 31, 2012 (f)	$9.51	(0.05)	0.20	0.15	–	–	–	–	$9.66	1.58%		$328,521	1.40%	(0.52%	)	1.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	(0.01)	(0.48)	(0.49)	–	–	–	–	$9.51	(4.90%	)	$130,226	1.39%	(0.47%	)	1.95%	15.06%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$9.96	(0.28)	(0.21)	(0.49)	(0.17)	(0.09)	(0.26)	–	$9.21	(5.01%	)	$61,349	0.48%	(2.96%	)	0.52%	59.91%
Year Ended October 31, 2014 (f)	$9.83	0.03	0.23	0.26	(0.13)	–	(0.13)	–	$9.96	2.72%		$255,647	0.43%	0.29%		0.49%	39.72%
Year Ended October 31, 2013 (f)	$9.77	0.04	0.09	0.13	(0.07)	–	(0.07)	–	$9.83	1.38%		$82,618	0.40%	0.42%		0.54%	7.42%
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	–	(0.01)	–	$9.77	2.62%		$8,803	0.40%	0.49%		0.60%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	–	$9.53	(4.70%	)	$8,580	0.40%	0.40%		0.77%	15.06%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$9.95	–	(0.48)	(0.48)	(0.17)	(0.09)	(0.26)	–	$9.21	(4.85%	)	$949,503,677	0.40%	(0.02%	)	0.44%	59.91%
Year Ended October 31, 2014 (f)	$9.82	0.05	0.21	0.26	(0.13)	–	(0.13)	–	$9.95	2.74%		$974,565,101	0.40%	0.49%		0.46%	39.72%
Year Ended October 31, 2013 (f)	$9.77	0.04	0.09	0.13	(0.08)	–	(0.08)	–	$9.82	1.28%		$828,291,318	0.40%	0.43%		0.54%	7.42%
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	–	(0.01)	–	$9.77	2.61%		$186,432,068	0.40%	0.49%		0.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	–	$9.53	(4.70%	)	$165,308,996	0.40%	0.41%		0.76%	15.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011. Total return is calculated based on inception date of July 25, 2011 through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

October 31, 2015

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2015, the Trust operates fifty-one (51) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the Nationwide Portfolio Completion Fund (the “Fund”), a series of the Trust.

The Fund currently offers Class A, Class C, Institutional Service Class and Institutional Class shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)  Security Valuation

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually

20

Notes to Financial Statements (Continued)

October 31, 2015

4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said

21

Notes to Financial Statements (Continued)

October 31, 2015

currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Commodity-linked notes may be valued on the basis of a variety of indicators, including a price provided by an independent pricing service, a valuation provided by the note’s counterparty and/or a valuation based on a subadviser model. These prices and valuations are generally the function of the movement of an underlying commodity index as well as other terms of the applicable contract, including the leverage factor and any fee and/or interests components of the note. Commodity-linked notes are generally categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Commodity-Linked Notes	$—	$40,214,741	$—	$40,214,741
Common Stocks
Real Estate Investment Trusts (REITs)	62,072,042	26,014,805	—	88,086,847
Real Estate Management & Development	4,571,550	10,395,146	—	14,966,696
Total Common Stocks	$66,643,592	$36,409,951	$—	$103,053,543
Swap Contracts*	—	11,928,665	—	11,928,665
Futures Contracts	3,956,447	—	—	3,956,447
Mutual Fund	471,301,990	—	—	471,301,990
Total Assets	$541,902,029	$88,553,357	$—	$630,455,386
Liabilities:
Futures Contracts	(309,334)	—	—	(309,334)
Total Liabilities	$(309,334)	$—	$—	$(309,334)
Total	$541,592,695	$88,553,357	$—	$630,146,052

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	The total return swap contract is included in the table at value. Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation).

During the year ended October 31, 2015, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)  Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

22

Notes to Financial Statements (Continued)

October 31, 2015

(c)	Commodity-Linked Notes

The Fund invests in commodity-linked notes to gain exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodity futures contracts. The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because commodity-linked notes are often leveraged, their values may be more volatile than the underlying index. Certain commodity-linked notes may be illiquid. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, the Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by an amount specified in the note, the note may be automatically redeemed. The Fund can request prepayment from the issuer at any time. The Fund records a realized gain or loss when a note matures or is sold.

(d)  Swap Contracts

Credit Default Swaps. The Fund entered into credit default swap contracts during the year ended October 31, 2015. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund used credit default swap contracts to create synthetic long exposure to domestic and emerging markets indices. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received or paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value.” These upfront premiums are amortized and accredited daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal

23

Notes to Financial Statements (Continued)

October 31, 2015

weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of October 31, 2015 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swaps. The daily change in valuation of centrally cleared credit default swaps is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Total Return Swaps — The Fund entered into total return swaps to obtain exposure to a foreign market and/or foreign index without owning such securities or investing directly in that foreign market and/or foreign index. Total return swaps are agreements in which the Fund and the counterparty each agree to pay the other party the difference between the relative investment performance that would have been achieved if the notional amount of the total return swap contract had been invested in the particular foreign market and/or foreign indices and the return for payments equal to a fixed or floating rate of interest. The counterparty to a total return swap contract is a financial institution. The Fund has segregated liquid assets to cover its obligations under the total return swap contract.

The Fund entered into total return swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of a total return swap contract or periodically during its term. Total return swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are marked-to-market daily based on valuations from an independent pricing service. An independent pricing service can utilize daily swap curves and models that incorporate a number of market data factors, such as, but not limited to, discounted cash flows, trades, and values of the underlying reference instruments, such as the foreign market and /or foreign index. Total return swaps are generally categorized as Level 2 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap contracts”.

24

Notes to Financial Statements (Continued)

October 31, 2015

(e)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to meet the Fund’s objective(s) and to obtain and/or manage exposure related to the value of interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments, and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of October 31, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2015

Assets:	Statement of Assets and Liabilities	Fair Value
Swap Contracts (a)
Credit risk	Swap contracts, at value	$5,689,544
Equity risk	Swap contracts, at value	6,239,121
Futures Contracts (b)
Interest rate risk	Unrealized appreciation from futures contracts	3,956,447
Total		$15,885,112
Liabilities:
Futures Contracts (b)
Interest rate risk	Unrealized depreciation from futures contracts	(309,334)
Total		$(309,334)
(a)	The total return swap contract is included in the table at value. Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation). For centrally cleared credit default swaps, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

25

Notes to Financial Statements (Continued)

October 31, 2015

(b)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2015

Realized Gain/(Loss):	Total
Swap Contracts
Credit risk	$(3,438,719)
Equity risk	(21,386,749)
Futures Contracts
Interest rate risk	7,689,318
Total	$(17,136,150)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2015

Unrealized Appreciation/(Depreciation):	Total
Swap Contracts
Credit risk	$934,454
Equity risk	5,031,311
Futures Contracts
Interest rate risk	1,814,715
Total	$7,780,480

Information about derivative instruments reflected as of October 31, 2015 is generally indicative of the type of derivative instruments used by the Fund for the year ended October 31, 2015. The number of futures contracts held by the Fund as of October 31, 2015 is generally indicative of the volume for the year ended October 31, 2015.

Futures Contracts:
Average Notional Balance Long	$307,121,678

The Subadviser utilizes centrally cleared credit default swaps and the total return swap to replicate the performance of an index overall. The number of centrally cleared credit default and total return swap contracts held by the Fund as of October 31, 2015 is generally indicative of the volume for the year ended October 31, 2015.

Centrally Cleared Credit Default Swaps:
Average Notional Balance — Sell Protection	$311,263,846

Total Return Swaps:
Average Notional Balance	$107,940,436

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master

26

Notes to Financial Statements (Continued)

October 31, 2015

Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2015, the centrally cleared credit default swaps and the futures contracts agreements do not provide for netting arrangements.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for total return swaps that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2015:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Swap Contracts	$6,239,121	$—	$6,239,121
Total	$6,239,121	$—	$6,239,121

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Deutsche Bank AG	$6,239,121	$—	$(6,239,121)	$—
Total	$6,239,121	$—	$(6,239,121)	$—

Amounts designated as “—” are zero.

(f)	Securities Lending

During the year ended October 31, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total net assets of the Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from BBH equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not

27

Notes to Financial Statements (Continued)

October 31, 2015

considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Institutional Money Market Fund, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2015, the Fund did not have any portfolio securities on loan.

(g)  Joint Repurchase Agreements

During the year ended October 31, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2015, the Fund did not hold any repurchase agreements.

(h)  Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

28

Notes to Financial Statements (Continued)

October 31, 2015

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(i)   Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2015 are primarily attributable to commodity-linked notes, distribution redesignation, foreign currency gains and losses, passive foreign investment company gain/loss on sales, REIT returns of capital dividends, realized Thai capital gains tax, and swap contracts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2015 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
$829,585	$(5,903,259)	$5,073,674

(j)   Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained

29

Notes to Financial Statements (Continued)

October 31, 2015

upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)  Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Goldman Sachs Asset Management, L.P., (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.40%
$200 million and more	0.37%

For the year ended October 31, 2015, the Fund’s effective advisory fee rate was 0.38%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.40% for all share classes until February 29, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed

30

Notes to Financial Statements (Continued)

October 31, 2015

the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Total
$347,963	$532,535	$389,554	$1,270,052

During the year ended October 31, 2015, no amount was reimbursed by the Fund to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2015, NFM received $314,676 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2015, the Fund’s portion of such costs amounted to $4,042.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

31

Notes to Financial Statements (Continued)

October 31, 2015

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2015, the Fund imposed front-end sales charges of $1,270. From these fees, NFD retained a portion amounting to $184.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% and Class C CDSCs are 1.00%. During the year ended October 31, 2015, the Fund imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of the Fund.

For the year ended October 31, 2015, the Fund’s total administrative services fees were $3,969.

For the year ended October 31, 2015, the effective rate for administrative services fees paid by the Fund for Class A, Class C, and Institutional Service Class were 0.12%, 0.06%, and 0.08%, respectively.

As of October 31, 2015, NFA or its affiliates directly held 99.84% of the outstanding shares of the Fund.

4.  Line of Credit and Earnings Credit

Effective July 16, 2015, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the year ended October 31, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended October 31, 2015, the Fund had purchases of $122,985,124 and sales of $167,759,766 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended October 31, 2015, the Fund had purchases of $11,033,931 and sales of $88,302,423 of U.S. Government securities (including short-term securities).

32

Notes to Financial Statements (Continued)

October 31, 2015

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps. Using swaps can involve greater risks than investing directly in the underlying securities or assets. Swaps often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. If a swap counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

Other

The Fund, along with certain series of NVIT, may invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Fund’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Fund.

33

Notes to Financial Statements (Continued)

October 31, 2015

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.
In May 2015, the FASB issued ASU No. 2015-07: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the impact ASU 2015-07 will have on the Fund’s financial statement disclosures.

9.  Other

As of October 31, 2015, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 3 accounts holding 60.50% of the total outstanding shares of the Fund. Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. During the year ended October 31, 2015, the Fund recaptured $0 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,166,790	$3,964,208	$26,130,998	$—	$26,130,998

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

34

Notes to Financial Statements (Continued)

October 31, 2015

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,777,223	$—	$11,777,223	$—	$11,777,223

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(54,719,048)	$(2,247,451)	$(56,966,499)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of October 31, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$617,170,881	$773,537	$(3,374,144)	$(2,600,607)

As of October 31, 2015, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

Amount	Expires
$51,712,461	Unlimited

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2015 through October 31, 2015, that in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2015, the Fund has elected to defer late year losses in the amount of $3,006,587.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Portfolio Completion Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Portfolio Completion Fund (one of the series of Nationwide Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

36

Supplemental Information

October 31, 2015 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the taxable year ended October 31, 2015, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 1.42%.

The Fund designates $3,964,208, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

37

Management Information

October 31, 2015

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, and other directorships or trusteeships they have held during the past five years in any publicly-traded company or registered investment company are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	119	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

38

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	119	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	119	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

39

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	119	None

40

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119	Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare Foundation (non-profit foundation) since 2009.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

41

Management Information (Continued)

October 31, 2015

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)

Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007.
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2] and NWD Investments[2].
Jennifer T. Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President, Nationwide Funds Marketing for NFS.[2] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[2] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[2]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

42

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

43

Market Index Definitions (con’t.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

44

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

45

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

46

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadvisor: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadvisor manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadvisor.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

47

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2016

AR-PC 12/15

Annual Report

October 31, 2015

Nationwide Mutual Funds

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2015

Dear Investor,

You’ve mapped out an investment plan and begun to make progress toward your future goals, such as retirement. Yet, you may be tempted to stop moving forward or change direction when you hear news of difficult economic conditions. Perhaps you questioned your financial plan during the market correction that occurred this past August or in response to conflicting reports about rising interest rates.

While headlines may be confusing or even frightening, they should not serve as the basis for investment decisions. Long-term goals don’t change just because the market does, and it’s important to remain calm and focused on your future as market noise intensifies during periods of volatility. We urge you to talk with your financial advisor regularly to discuss why you shouldn’t allow transitory economic sound bites to discourage you from climbing closer to your goals.

This report brings you a snapshot of recent market trends and your Fund’s performance for the annual reporting period ended October 31, 2015, including your Fund’s specific holdings. For the fiscal year of November 1, 2014 through October 31, 2015, the broad U.S. stock market, as measured by the S&P 500® Index, reported a 5.20% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 1.96% for the same period. (Please turn to the Economic Review for a more detailed account of the economic trends that prevailed during your Fund’s annual reporting period.)

As you review this report and future reports, remember to evaluate your progress within the context of your holistic plan. Opportunities are inherent to most market cycles, and we urge investors to seek them with a long-term perspective and a sound asset allocation strategy.

Please know that we are here for the long term, poised to help you with your financial goals, such as preparing for your retirement. As always, thank you for your investment in the Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2015, most asset classes produced a positive investment return. Domestic equities rallied, with the S&P 500® Index delivering a 5.20% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively weak during the reporting period, with the MSCI EAFE® Index registering -0.07% and the MSCI Emerging Markets® Index -14.53%, as investors reacted to worries about global growth. Emerging markets were particularly hard hit, as China’s economy experienced a slowdown and investors considered the implication of a rising U.S. dollar as well as the potential for higher interest rates. Fixed-income investment returns were mixed during the reporting period, driven by lower long-term interest rates and offset by widening credit spreads, particularly in the high-yield market.

In the United States, equity markets managed to gain despite volatile gross domestic product (GDP) growth, sluggish earnings growth and uncertainty about the timing of the Federal Reserve’s initial interest rate hike. GDP growth came in at 0.6% for the first calendar quarter of 2015 before accelerating to 3.9% in the second quarter and falling to 1.5% in the third quarter. Given the uneven growth and uncertain conditions in the international markets during the reporting period, the Fed did not act to raise rates, yet Fed officials suggested that the federal funds rate would rise in the near future. Long-term Treasury yields fell during the reporting period but short-term rates rose, with the two-year yield higher by 0.27%.

The S&P 500 Index produced positive performance in six of the 12 months of the reporting period. The weakest month was August 2015, with the Index registering -6.03%, but the brief downturn was more than offset by the Index’s 8.44% return in October 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were consumer discretionary, up 21.1%; and information technology, up 11.2%. These two sectors benefited from relatively strong earnings growth as well as merger-and-acquisition activity. The weakest sectors were energy, down 19.3%; and materials, down 4.6%. Both sectors reacted negatively to the period’s substantial decline in commodity prices.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks slightly outperforming small-cap stocks, and growth outperforming value.

U.S. economic activity was volatile during the reporting period, yet an expected 2.5% economic growth rate for calendar year 2015 would be the strongest since 2006. Inflation was extremely low during the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to significant declines in the prices of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.7% to 5.0%.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance experienced throughout the economic recovery during the past several years. The S&P 500 Index outperformed the MSCI EAFE Index in six of the past eight quarters, and in 17 of the 26 quarters since the market bottom in 2009, the performance gap was relatively narrow. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

2

Economic Review (con’t.)

Performance in the fixed-income markets during the reporting period was driven by a decline in interest rates that served to offset a widening in credit spreads. Long-term Treasury yields fell slightly from 2.31% to 2.14% during the reporting period.

3

Fund Commentary	Nationwide Investor Destinations Aggressive Fund

For the annual period ended October 31, 2015, the Nationwide Investor Destinations Aggressive Fund (Service Class) returned 0.34% versus 3.00% for its blended benchmark, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 154 funds as of October 31, 2015) was 0.75% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s positive return for the reporting period was driven largely by strength coming out of the U.S. equity markets. Large-capitalization investments, as represented by the S&P 500® Index (S&P 500), led performance in the Fund’s underlying equity fund allocations with a return of 5.20% over the 12-month reporting period ended October 31, 2015. Performance within the S&P 500 was driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The Fund’s underlying fixed-income investments also contributed to the Fund’s positive return during the reporting period, even though interest rates continued to be close to zero. The prevailing low-interest-rate environment made the search for yield difficult across fixed-income markets during the period; this was represented by the small return contribution from the Fund’s underlying fixed-income investments.

The Fund’s international investment returns detracted from Fund performance during the reporting period as a mix of depressed commodity prices, low inflation, and devalued currencies relative to the U.S. dollar weakened foreign market returns. The Fund’s 28% investment allocation to the underlying Nationwide International Index Fund registered

-1.36% for the reporting period, detracting from overall Fund performance by -0.38%.

Five of the Fund’s eight underlying funds posted positive returns during the 12-month period ended October 31, 2015; the largest detractors were the Nationwide Bailard Emerging Markets Equity Fund and the Nationwide Portfolio Completion Fund. The continued weakness in commodities and high correlation of commodities to emerging markets was a leading cause of the negative performance in both the Nationwide Bailard Emerging Markets Equity Fund and the Nationwide Portfolio Completion Fund.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

4

Fund Commentary (con’t.)	Nationwide Investor Destinations Aggressive Fund

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Aggressive Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	29%	1.47%
Nationwide International Index Fund Institutional Class	28%	-0.38%
Nationwide Mid Cap Market Index Fund Institutional Class	14%	0.45%
Nationwide Small Cap Index Fund Institutional Class	12%	0.04%
Nationwide Portfolio Completion Fund Institutional Class	10%	-0.48%
Nationwide Bailard Emerging Markets Equity Fund Institutional Class	3%	-0.53%
Nationwide Bond Index Fund Institutional Class	2%	0.03%
Nationwide Core Plus Bond Fund Institutional Class	2%	0.05%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

5

Fund Overview	Nationwide Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	86.1%
Alternative Assets	9.9%
Fixed Income Funds	4.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	29.4%
Nationwide International Index Fund, Institutional Class	28.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.0%
Nationwide Small Cap Index Fund, Institutional Class	11.9%
Nationwide Portfolio Completion Fund, Institutional Class	9.9%
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class	2.8%
Nationwide Core Plus Bond Fund, Institutional Class	2.0%
Nationwide Bond Index Fund, Institutional Class	2.0%
100.0%

Objective

The Fund seeks to maximize total investment return for an aggressive level of risk.

Highlights for the Year Ended October 31, 2015

•	Five of the Fund’s eight underlying funds posted positive returns

•	All three of the Fund’s underlying investments in U.S. equity mutual funds, representing 55% of the Fund’s allocations, produced positive returns

•	The Fund’s underlying investment in emerging markets equities was the largest detractor from Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

6

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	0.29%	9.30%	5.87%	N/A
	w/SC2	(5.46)%	8.00%	5.24%	N/A
Class C	w/o SC1	(0.49)%	8.49%	5.11%	N/A
	w/SC3	(1.43)%	N/A	N/A	N/A
Class R4,5		0.10%	8.95%	5.54%	N/A
Institutional Service Class[4]		0.56%	N/A	N/A	2.69%	[6]
Institutional Class[4]		0.75%	9.66%	6.21%	N/A
Service Class[4]		0.34%	9.21%	5.77%	N/A
Russell 3000® Index		4.49%	14.14%	7.94%	N/A
Composite Index		3.00%	10.33%	6.69%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 21, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.81%
Class C	1.55%
Class R	1.10%
Institutional Service Class	0.55%
Institutional Class	0.45%
Service Class	0.85%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Investor Destinations Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Aggressive Fund versus the Russell 3000® Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Aggressive Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	961.90	2.67	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	958.10	6.32	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	960.70	4.10	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Institutional Service Class Shares	Actual	(b)	1,000.00	963.00	1.53	0.31
	Hypothetical	(b)(c)	1,000.00	1,023.64	1.58	0.31
Institutional Class Shares	Actual	(b)	1,000.00	964.10	0.89	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Service Class Shares	Actual	(b)	1,000.00	961.70	2.87	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2015

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 9.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	12,494,275	$115,072,270

Total Alternative Assets (cost $120,905,235)		115,072,270

Equity Funds 86.1%
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class (a)	3,808,274	32,522,660
Nationwide International Index Fund, Institutional Class (a)	41,659,857	324,530,286
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	8,643,946	162,679,062
Nationwide S&P 500 Index Fund, Institutional Class (a)	22,194,215	341,125,091
Nationwide Small Cap Index Fund, Institutional Class (a)	9,411,684	137,598,827

Total Equity Funds (cost $783,925,700)		998,455,926

Fixed Income Funds 4.1%
Nationwide Bond Index Fund, Institutional Class (a)	2,118,307	23,534,389
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,318,485	23,648,550

Total Fixed Income Funds (cost $48,058,058)		47,182,939

Total Mutual Funds (cost $952,888,993)		1,160,711,135

Total Investments (cost $952,888,993) (b) — 100.1%		1,160,711,135

Liabilities in excess of other assets — (0.1)%		(599,080)

NET ASSETS — 100.0%		$1,160,112,055

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2015

Nationwide Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $952,888,993)	$1,160,711,135
Receivable for investments sold	1,306,394
Receivable for capital shares issued	562,549
Prepaid expenses	36,056

Total Assets	1,162,616,134

Liabilities:
Payable for capital shares redeemed	1,842,224
Accrued expenses and other payables:
Investment advisory fees	126,714
Fund administration fees	25,041
Distribution fees	270,305
Administrative servicing fees	196,301
Accounting and transfer agent fees	5,501
Trustee fees	2,766
Custodian fees	4,311
Compliance program costs (Note 3)	469
Professional fees	19,886
Printing fees	9,806
Other	755

Total Liabilities	2,504,079

Net Assets	$1,160,112,055

Represented by:
Capital	$936,551,491
Accumulated net realized gains from affiliated investments	15,738,422
Net unrealized appreciation/(depreciation) from investments in affiliates	207,822,142

Net Assets	$1,160,112,055

Net Assets:
Class A Shares	$57,311,373
Class C Shares	70,749,797
Class R Shares	88,954,971
Institutional Service Class Shares	3,475,708
Institutional Class Shares	173,233,930
Service Class Shares	766,386,276

Total	$1,160,112,055

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,296,021
Class C Shares	6,710,580
Class R Shares	8,363,997
Institutional Service Class Shares	320,925
Institutional Class Shares	15,842,129
Service Class Shares	70,717,814

Total	107,251,466

11

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.82
Class C Shares (b)	$10.54
Class R Shares	$10.64
Institutional Service Class Shares	$10.83
Institutional Class Shares	$10.94
Service Class Shares	$10.84
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.48

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$26,463,435

Total Income	26,463,435

EXPENSES:
Investment advisory fees	1,586,764
Fund administration fees	309,205
Distribution fees Class A	150,846
Distribution fees Class C	751,366
Distribution fees Class R	486,738
Distribution fees Service Class	2,047,875
Administrative servicing fees Class A	66,795
Administrative servicing fees Class C	76,412
Administrative servicing fees Class R	146,022
Administrative servicing fees Institutional Service Class	4,577
Administrative servicing fees Service Class	1,228,731
Registration and filing fees	67,739
Professional fees	49,889
Printing fees	24,116
Trustee fees	33,809
Custodian fees	46,098
Accounting and transfer agent fees	44,711
Compliance program costs (Note 3)	4,927
Other	28,590

Total expenses before earnings credit	7,155,210

Earnings credit (Note 5)	(16)

Net Expenses	7,155,194

NET INVESTMENT INCOME	19,308,241

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	39,751,122
Net realized gains from investment transactions with affiliates	29,717,441

Net realized gains from affiliated investments	69,468,563

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(84,375,607)

Net realized/unrealized losses from affiliated investments	(14,907,044)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,401,197

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$19,308,241	$17,922,344
Net realized gains from affiliated investments	69,468,563	54,805,585
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(84,375,607)	20,878,150

Change in net assets resulting from operations	4,401,197	93,606,079

Distributions to Shareholders From:
Net investment income:
Class A	(1,138,538)	(1,075,210)
Class B (a)	–	(31,916)
Class C	(938,773)	(812,641)
Class R (b)	(1,633,117)	(1,595,494)
Institutional Service Class	(81,693)	(1,087	)(c)
Institutional Class	(3,577,052)	(2,659,351)
Service Class	(15,181,608)	(14,506,612)
Net realized gains:
Class A	(2,712,079)	(804,434)
Class B (a)	–	(46,855)
Class C	(3,502,564)	(997,370)
Class R (b)	(4,694,590)	(1,496,117)
Institutional Service Class	(153,793)	–	(c)
Institutional Class	(6,782,312)	(1,621,624)
Service Class	(37,254,891)	(11,566,034)

Change in net assets from shareholder distributions	(77,651,010)	(37,214,745)

Change in net assets from capital transactions	(13,185,264)	(35,017,401)

Change in net assets	(86,435,077)	21,373,933

Net Assets:
Beginning of year	1,246,547,132	1,225,173,199

End of year	$1,160,112,055	$1,246,547,132

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,119,509	$15,425,571
Proceeds from shares issued from class conversion	–	2,574,611
Dividends reinvested	3,017,629	1,345,536
Cost of shares redeemed	(12,621,976)	(20,237,535)

Total Class A Shares	(484,838)	(891,817)

Class B Shares (a)
Proceeds from shares issued	–	69,236
Dividends reinvested	–	65,577
Cost of shares redeemed in class conversion	–	(2,574,611)
Cost of shares redeemed	–	(1,533,001)

Total Class B Shares	–	(3,972,799)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

14

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$9,060,526	$14,310,984
Dividends reinvested	2,072,725	862,428
Cost of shares redeemed	(12,554,831)	(13,151,457)

Total Class C Shares	(1,421,580)	2,021,955

Class R Shares (b)
Proceeds from shares issued	7,664,211	10,382,606
Dividends reinvested	6,149,197	2,999,821
Cost of shares redeemed	(25,344,086)	(20,342,495)

Total Class R Shares	(11,530,678)	(6,960,068)

Institutional Service Class Shares
Proceeds from shares issued	1,744,377	3,710,364	(c)
Dividends reinvested	19,812	1,087	(c)
Cost of shares redeemed	(1,584,016)	(228,247	)(c)

Total Institutional Service Class Shares	180,173	3,483,204	(c)

Institutional Class Shares
Proceeds from shares issued	47,512,180	35,279,465
Dividends reinvested	10,358,687	4,280,948
Cost of shares redeemed	(21,777,247)	(17,585,600)

Total Institutional Class Shares	36,093,620	21,974,813

Service Class Shares
Proceeds from shares issued	45,620,986	69,876,145
Dividends reinvested	52,436,499	26,072,627
Cost of shares redeemed	(134,079,446)	(146,621,461)

Total Service Class Shares	(36,021,961)	(50,672,689)

Change in net assets from capital transactions	$(13,185,264)	$(35,017,401)

SHARE TRANSACTIONS:
Class A Shares
Issued	824,074	1,375,334
Issued in class conversion	–	230,901
Reinvested	275,276	121,713
Redeemed	(1,138,472)	(1,801,042)

Total Class A Shares	(39,122)	(73,094)

Class B Shares (a)
Issued	–	6,387
Reinvested	–	6,100
Redeemed in class conversion	–	(235,131)
Redeemed	–	(141,638)

Total Class B Shares	–	(364,282)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	837,344	1,309,213
Reinvested	193,862	80,407
Redeemed	(1,161,138)	(1,193,102)

Total Class C Shares	(129,932)	196,518

Class R Shares (b)
Issued	704,094	939,975
Reinvested	570,878	276,629
Redeemed	(2,321,467)	(1,837,828)

Total Class R Shares	(1,046,495)	(621,224)

Institutional Service Class Shares
Issued	157,090	330,525	(c)
Reinvested	1,805	94	(c)
Redeemed	(147,867)	(20,722	)(c)

Total Institutional Service Class Shares	11,028	309,897	(c)

Institutional Class Shares
Issued	4,213,420	3,101,365
Reinvested	935,556	382,190
Redeemed	(1,930,603)	(1,547,966)

Total Institutional Class Shares	3,218,373	1,935,589

Service Class Shares
Issued	4,100,351	6,147,981
Reinvested	4,778,737	2,356,942
Redeemed	(12,040,676)	(12,950,073)

Total Service Class Shares	(3,161,588)	(4,445,150)

Total change in shares	(1,147,736)	(3,061,746)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$11.51	0.18	(0.15)	0.03	(0.21)	(0.51)	(0.72)	$10.82	0.29%		$57,311,373	0.54%	1.62%	0.54%	12.90%
Year Ended October 31, 2014 (f)	$11.00	0.17	0.68	0.85	(0.19)	(0.15)	(0.34)	$11.51	7.92%		$61,402,299	0.54%	1.47%	0.54%	8.41%
Year Ended October 31, 2013 (f)	$8.97	0.17	2.13	2.30	(0.17)	(0.10)	(0.27)	$11.00	26.24%		$59,507,180	0.49%	1.69%	0.49%	22.52%
Year Ended October 31, 2012 (f)	$8.26	0.13	0.73	0.86	(0.13)	(0.02)	(0.15)	$8.97	10.56%		$51,210,338	0.50%	1.44%	0.50%	11.55%
Year Ended October 31, 2011 (f)	$8.13	0.13	0.14	0.27	(0.14)	–	(0.14)	$8.26	3.24%		$51,388,289	0.48%	1.54%	0.48%	9.70%

Class C Shares
Year Ended October 31, 2015 (f)	$11.24	0.10	(0.15)	(0.05)	(0.14)	(0.51)	(0.65)	$10.54	(0.49%	)	$70,749,797	1.28%	0.88%	1.28%	12.90%
Year Ended October 31, 2014 (f)	$10.75	0.08	0.68	0.76	(0.12)	(0.15)	(0.27)	$11.24	7.21%		$76,857,144	1.24%	0.77%	1.24%	8.41%
Year Ended October 31, 2013 (f)	$8.78	0.09	2.09	2.18	(0.11)	(0.10)	(0.21)	$10.75	25.26%		$71,452,684	1.19%	0.92%	1.19%	22.52%
Year Ended October 31, 2012 (f)	$8.08	0.07	0.72	0.79	(0.07)	(0.02)	(0.09)	$8.78	9.90%		$57,370,350	1.20%	0.76%	1.20%	11.55%
Year Ended October 31, 2011 (f)	$7.97	0.07	0.12	0.19	(0.08)	–	(0.08)	$8.08	2.36%		$59,022,254	1.21%	0.86%	1.21%	9.70%

Class R Shares (g)
Year Ended October 31, 2015 (f)	$11.32	0.15	(0.14)	0.01	(0.18)	(0.51)	(0.69)	$10.64	0.10%		$88,954,971	0.83%	1.37%	0.83%	12.90%
Year Ended October 31, 2014 (f)	$10.83	0.13	0.67	0.80	(0.16)	(0.15)	(0.31)	$11.32	7.54%		$106,558,652	0.84%	1.22%	0.84%	8.41%
Year Ended October 31, 2013 (f)	$8.84	0.12	2.11	2.23	(0.14)	(0.10)	(0.24)	$10.83	25.73%		$108,654,200	0.85%	1.27%	0.85%	22.52%
Year Ended October 31, 2012 (f)	$8.14	0.09	0.73	0.82	(0.10)	(0.02)	(0.12)	$8.84	10.23%		$91,551,218	0.84%	1.10%	0.84%	11.55%
Year Ended October 31, 2011 (f)	$8.01	0.10	0.14	0.24	(0.11)	–	(0.11)	$8.14	2.90%		$88,524,201	0.85%	1.18%	0.85%	9.70%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$11.52	0.20	(0.14)	0.06	(0.24)	(0.51)	(0.75)	$10.83	0.56%		$3,475,708	0.29%	1.81%	0.29%	12.90%
Period Ended October 31, 2014 (f)(h)	$11.18	0.02	0.42	0.44	(0.10)	–	(0.10)	$11.52	3.93%		$3,569,632	0.21%	0.24%	0.21%	8.41%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$11.62	0.22	(0.14)	0.08	(0.25)	(0.51)	(0.76)	$10.94	0.75%		$173,233,930	0.18%	1.94%	0.18%	12.90%
Year Ended October 31, 2014 (f)	$11.11	0.21	0.68	0.89	(0.23)	(0.15)	(0.38)	$11.62	8.21%		$146,720,517	0.19%	1.81%	0.19%	8.41%
Year Ended October 31, 2013 (f)	$9.06	0.19	2.16	2.35	(0.20)	(0.10)	(0.30)	$11.11	26.57%		$118,716,482	0.19%	1.88%	0.19%	22.52%
Year Ended October 31, 2012 (f)	$8.34	0.15	0.75	0.90	(0.16)	(0.02)	(0.18)	$9.06	11.05%		$84,918,686	0.20%	1.74%	0.20%	11.55%
Year Ended October 31, 2011 (f)	$8.20	0.15	0.15	0.30	(0.16)	–	(0.16)	$8.34	3.49%		$70,317,290	0.21%	1.78%	0.21%	9.70%

Service Class Shares
Year Ended October 31, 2015 (f)	$11.52	0.18	(0.14)	0.04	(0.21)	(0.51)	(0.72)	$10.84	0.34%		$766,386,276	0.58%	1.59%	0.58%	12.90%
Year Ended October 31, 2014 (f)	$11.02	0.16	0.68	0.84	(0.19)	(0.15)	(0.34)	$11.52	7.75%		$851,438,888	0.59%	1.46%	0.59%	8.41%
Year Ended October 31, 2013 (f)	$8.99	0.15	2.14	2.29	(0.16)	(0.10)	(0.26)	$11.02	26.04%		$862,903,998	0.60%	1.53%	0.60%	22.52%
Year Ended October 31, 2012 (f)	$8.27	0.12	0.74	0.86	(0.12)	(0.02)	(0.14)	$8.99	10.56%		$750,703,873	0.60%	1.34%	0.60%	11.55%
Year Ended October 31, 2011 (f)	$8.14	0.12	0.13	0.25	(0.12)	–	(0.12)	$8.27	3.09%		$717,539,097	0.61%	1.43%	0.61%	9.70%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

Fund Commentary	Nationwide Investor Destinations Moderately Aggressive Fund

For the annual period ended October 31, 2015, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 0.26% versus 2.97% for its blended benchmark, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 508 funds as of October 31, 2015) was 1.07% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s positive return for the reporting period was driven largely by strength coming out of the U.S. equity markets. Large-capitalization investments, as represented by the S&P 500® Index (S&P 500), led performance in the Fund’s underlying equity fund allocations with a return of 5.20% over the 12-month reporting period ended October 31, 2015. Performance within the S&P 500 was driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The Fund’s underlying fixed-income investments also contributed to the Fund’s positive return during the reporting period, even though interest rates continued to be close to zero. The prevailing low-interest-rate environment made the search for yield difficult across fixed-income markets during the period; this was represented by the small return contribution from the Fund’s underlying fixed-income investments.

The Fund’s international investment returns detracted from Fund performance during the reporting period as a mix of depressed commodity prices, low inflation, and devalued currencies relative to the U.S. dollar weakened foreign market returns. The Fund’s 25%

investment allocation to the underlying Nationwide International Index Fund registered -1.36% for the reporting period, detracting from overall Fund performance by -0.34%.

Six of the Fund’s nine underlying funds posted positive returns during the 12-month period ended October 31, 2015. The largest detractors were the Nationwide Portfolio Completion Fund and the Bailard Emerging Markets Equity Fund. The continued weakness in commodities and high correlation of commodities to emerging markets was a leading cause of the negative performance in both the Nationwide Bailard Emerging Markets Equity Fund and the Nationwide Portfolio Completion Fund.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors(NFA). If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment

18

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Moderately Aggressive Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide International Index Fund Institutional Class	25%	-0.34%
Nationwide S&P 500 Index Fund Institutional Class	25%	1.27%
Nationwide Mid Cap Market Index Fund Institutional Class	12%	0.39%
Nationwide Portfolio Completion Fund Institutional Class	12%	-0.58%
Nationwide Small Cap Index Fund Institutional Class	9%	0.03%
Nationwide Bond Index Fund Institutional Class	8%	0.14%
Nationwide Core Plus Bond Fund Institutional Class	5%	0.11%
Nationwide Bailard Emerging Markets Equity Fund Institutional Class	2%	-0.35%
Nationwide Ziegler Equity Income Fund Institutional Class	2%	0.02%
	100%

Actual underlying allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderately Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

19

Fund Overview	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	75.2%
Fixed Income Funds	12.9%
Alternative Assets	11.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	25.3%
Nationwide International Index Fund, Institutional Class	25.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.0%
Nationwide Portfolio Completion Fund, Institutional Class	11.9%
Nationwide Small Cap Index Fund, Institutional Class	8.9%
Nationwide Bond Index Fund, Institutional Class	7.9%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	2.1%
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class	1.9%
100.0%

Objective

The Fund seeks to maximize total investment return for a moderately aggressive level of risk.

Highlights for the Year Ended October 31, 2015

•	Six of the Fund’s nine underlying funds posted positive returns

•	All four of the Fund’s underlying investments in U.S. equity mutual funds, representing 48% of the Fund’s allocations, produced positive returns

•	The Fund’s underlying investment in emerging markets equities was the largest detractor from Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

20

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	0.29%	8.24%	5.71%	N/A
	w/SC2	(5.50)%	6.96%	5.09%	N/A
Class C	w/o SC1	(0.48)%	7.46%	4.94%	N/A
	w/SC3	(1.42)%	N/A	N/A	N/A
Class R4,5		0.10%	7.89%	5.36%	N/A
Institutional Service Class[4]		0.57%	N/A	N/A	2.60%	[6]
Institutional Class[4]		0.67%	8.59%	6.00%	N/A
Service Class[4]		0.26%	8.14%	5.59%	N/A
Russell 3000® Index		4.49%	14.14%	7.94%	N/A
Composite Index		2.97%	9.64%	6.59%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.84%
Class C	1.56%
Class R	1.12%
Institutional Service Class	0.57%
Institutional Class	0.47%
Service Class	0.87%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

21

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the Russell 3000® Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 55% Russell 3000® Index, 15% Barclays U.S. Aggregate Bond Index, 25% MSCI EAFE® Index and 5% Barclays U.S. 1-3 Year Government/Credit Bond Index.

22

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Aggressive Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	966.50	2.68	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	962.10	6.28	1.27
	Hypothetical	(b)(c)	1,000.00	1,018.80	6.46	1.27
Class R Shares	Actual	(b)	1,000.00	965.30	4.11	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Institutional Service Class Shares	Actual	(b)	1,000.00	967.60	1.64	0.33
	Hypothetical	(b)(c)	1,000.00	1,023.54	1.68	0.33
Institutional Class Shares	Actual	(b)	1,000.00	968.40	0.84	0.17
	Hypothetical	(b)(c)	1,000.00	1,024.35	0.87	0.17
Service Class Shares	Actual	(b)	1,000.00	966.30	2.83	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.33	2.91	0.57

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

23

Statement of Investments

October 31, 2015

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 11.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	24,608,457	$226,643,889

Total Alternative Assets (cost $238,419,328)		226,643,889

Equity Funds 75.2%
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class (a)	4,139,274	35,349,397
Nationwide International Index Fund, Institutional Class (a)	60,867,885	474,160,821
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	12,141,479	228,502,636
Nationwide S&P 500 Index Fund, Institutional Class (a)	31,187,581	479,353,115
Nationwide Small Cap Index Fund, Institutional Class (a)	11,563,148	169,053,219
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,916,653	39,403,984

Total Equity Funds (cost $1,116,376,465)		1,425,823,172

Fixed Income Funds 12.9%
Nationwide Bond Index Fund, Institutional Class (a)	13,551,488	150,557,027
Nationwide Core Plus Bond Fund, Institutional Class (a)	9,310,783	94,969,982

Total Fixed Income Funds (cost $250,072,741)		245,527,009

Total Mutual Funds (cost $1,604,868,534)		1,897,994,070

Total Investments (cost $1,604,868,534) (b) — 100.0%		1,897,994,070

Liabilities in excess of other assets — 0.0%†		(796,413)

NET ASSETS — 100.0%		$1,897,197,657

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

October 31, 2015

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,604,868,534)	$1,897,994,070
Receivable for investments sold	2,948,419
Receivable for capital shares issued	1,034,094
Prepaid expenses	39,960

Total Assets	1,902,016,543

Liabilities:
Payable for capital shares redeemed	3,830,233
Accrued expenses and other payables:
Investment advisory fees	207,815
Fund administration fees	38,452
Distribution fees	442,260
Administrative servicing fees	235,846
Accounting and transfer agent fees	9,600
Trustee fees	4,580
Custodian fees	6,982
Compliance program costs (Note 3)	762
Professional fees	23,930
Printing fees	17,149
Other	1,277

Total Liabilities	4,818,886

Net Assets	$1,897,197,657

Represented by:
Capital	$1,554,722,234
Accumulated undistributed net investment income	35,680
Accumulated net realized gains from affiliated investments	49,314,207
Net unrealized appreciation/(depreciation) from investments in affiliates	293,125,536

Net Assets	$1,897,197,657

Net Assets:
Class A Shares	$118,845,242
Class C Shares	120,287,139
Class R Shares	204,113,180
Institutional Service Class Shares	2,485,047
Institutional Class Shares	359,712,315
Service Class Shares	1,091,754,734

Total	$1,897,197,657

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,691,015
Class C Shares	11,071,141
Class R Shares	18,768,846
Institutional Service Class Shares	224,147
Institutional Class Shares	32,386,747
Service Class Shares	98,418,326

Total	171,560,222

25

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.12
Class C Shares (b)	$10.86
Class R Shares	$10.88
Institutional Service Class Shares	$11.09
Institutional Class Shares	$11.11
Service Class Shares	$11.09
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.80

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$44,344,128
Interest income from affiliates	480,910

Total Income	44,825,038

EXPENSES:
Investment advisory fees	2,620,287
Fund administration fees	479,199
Distribution fees Class A	306,835
Distribution fees Class C	1,254,064
Distribution fees Class R	1,121,789
Distribution fees Service Class	2,961,164
Administrative servicing fees Class A	156,681
Administrative servicing fees Class C	117,114
Administrative servicing fees Class R	336,538
Administrative servicing fees Institutional Service Class	3,933
Administrative servicing fees Service Class	1,776,707
Registration and filing fees	69,399
Professional fees	71,164
Printing fees	38,756
Trustee fees	55,846
Custodian fees	76,126
Accounting and transfer agent fees	77,965
Compliance program costs (Note 3)	8,112
Other	41,080

Total expenses before earnings credit	11,572,759

Earnings credit (Note 5)	(24)

Net Expenses	11,572,735

NET INVESTMENT INCOME	33,252,303

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	57,235,259
Net realized gains from investment transactions with affiliates	65,632,283

Net realized gains from affiliated investments	122,867,542

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(147,968,175)

Net realized/unrealized losses from affiliated investments	(25,100,633)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,151,670

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$33,252,303	$30,929,486
Net realized gains from affiliated investments	122,867,542	79,568,361
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(147,968,175)	33,853,239

Change in net assets resulting from operations	8,151,670	144,351,086

Distributions to Shareholders From:
Net investment income:
Class A	(2,301,468)	(2,051,321)
Class B (a)	–	(39,391)
Class C	(1,566,438)	(1,458,768)
Class R (b)	(3,779,909)	(3,712,820)
Institutional Service Class	(60,098)	(684	)(c)
Institutional Class	(8,027,306)	(6,196,668)
Service Class	(22,163,949)	(21,395,325)
Net realized gains:
Class A	(4,684,712)	(2,417,686)
Class B (a)	–	(96,165)
Class C	(4,967,263)	(2,704,902)
Class R (b)	(9,303,952)	(5,350,857)
Institutional Service Class	(94,419)	–	(c)
Institutional Class	(13,481,835)	(5,912,957)
Service Class	(46,614,043)	(26,972,426)

Change in net assets from shareholder distributions	(117,045,392)	(78,309,970)

Change in net assets from capital transactions	(74,735,334)	(19,473,923)

Change in net assets	(183,629,056)	46,567,193

Net Assets:
Beginning of year	2,080,826,713	2,034,259,520

End of year	$1,897,197,657	$2,080,826,713

Accumulated undistributed net investment income at end of year	$35,680	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,864,104	$26,749,727
Proceeds from shares issued from class conversion	–	3,915,904
Dividends reinvested	5,197,095	3,127,547
Cost of shares redeemed	(24,002,497)	(26,513,481)

Total Class A Shares	2,058,702	7,279,697

Class B Shares (a)
Proceeds from shares issued	–	102,366
Dividends reinvested	–	126,042
Cost of shares redeemed in class conversion	–	(3,915,904)
Cost of shares redeemed	–	(1,190,364)

Total Class B Shares	–	(4,877,860)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

28

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$15,757,605	$16,465,882
Dividends reinvested	3,112,754	1,889,835
Cost of shares redeemed	(20,322,737)	(18,884,806)

Total Class C Shares	(1,452,378)	(529,089)

Class R Shares (b)
Proceeds from shares issued	11,493,560	18,339,370
Dividends reinvested	12,796,516	8,904,328
Cost of shares redeemed	(50,158,578)	(39,125,265)

Total Class R Shares	(25,868,502)	(11,881,567)

Institutional Service Class Shares
Proceeds from shares issued	2,032,348	2,665,534	(c)
Dividends reinvested	27,405	684	(c)
Cost of shares redeemed	(2,034,234)	(134,084	)(c)

Total Institutional Service Class Shares	25,519	2,532,134	(c)

Institutional Class Shares
Proceeds from shares issued	84,151,535	74,350,309
Dividends reinvested	21,509,080	12,109,625
Cost of shares redeemed	(69,284,525)	(25,935,011)

Total Institutional Class Shares	36,376,090	60,524,923

Service Class Shares
Proceeds from shares issued	49,769,677	96,659,941
Dividends reinvested	68,777,992	48,367,751
Cost of shares redeemed	(204,422,434)	(217,549,853)

Total Service Class Shares	(85,874,765)	(72,522,161)

Change in net assets from capital transactions	$(74,735,334)	$(19,473,923)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,836,576	2,321,321
Issued in class conversion	–	343,539
Reinvested	462,470	276,955
Redeemed	(2,114,713)	(2,297,264)

Total Class A Shares	184,333	644,551

Class B Shares (a)
Issued	–	9,181
Reinvested	–	11,469
Redeemed in class conversion	–	(350,075)
Redeemed	–	(107,145)

Total Class B Shares	–	(436,570)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	1,422,079	1,463,227
Reinvested	283,013	171,499
Redeemed	(1,821,148)	(1,674,604)

Total Class C Shares	(116,056)	(39,878)

Class R Shares (b)
Issued	1,036,602	1,627,254
Reinvested	1,163,552	806,449
Redeemed	(4,507,206)	(3,478,776)

Total Class R Shares	(2,307,052)	(1,045,073)

Institutional Service Class Shares
Issued	182,347	232,378	(c)
Reinvested	2,444	58	(c)
Redeemed	(181,571)	(11,509	)(c)

Total Institutional Service Class Shares	3,220	220,927	(c)

Institutional Class Shares
Issued	7,391,034	6,487,867
Reinvested	1,915,939	1,070,657
Redeemed	(6,057,661)	(2,245,964)

Total Institutional Class Shares	3,249,312	5,312,560

Service Class Shares
Issued	4,391,008	8,320,769
Reinvested	6,131,281	4,295,269
Redeemed	(18,047,833)	(18,851,693)

Total Service Class Shares	(7,525,544)	(6,235,655)

Total change in shares	(6,511,787)	(1,579,138)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$11.75	0.19	(0.15)	0.04	(0.22)	(0.45)	(0.67)	$11.12	0.29%		$118,845,242	0.55%	1.66%	0.55%	16.31%
Year Ended October 31, 2014 (f)	$11.38	0.18	0.63	0.81	(0.20)	(0.24)	(0.44)	$11.75	7.33%		$123,408,650	0.53%	1.53%	0.53%	9.54%
Year Ended October 31, 2013 (f)	$9.60	0.17	1.85	2.02	(0.18)	(0.06)	(0.24)	$11.38	21.44%		$112,242,046	0.50%	1.62%	0.50%	29.31%
Year Ended October 31, 2012 (f)	$8.95	0.15	0.71	0.86	(0.15)	(0.06)	(0.21)	$9.60	9.82%		$89,406,859	0.49%	1.59%	0.49%	13.11%
Year Ended October 31, 2011 (f)	$8.80	0.16	0.15	0.31	(0.16)	–	(0.16)	$8.95	3.49%		$84,467,234	0.47%	1.72%	0.47%	13.88%

Class C Shares
Year Ended October 31, 2015 (f)	$11.50	0.11	(0.16)	(0.05)	(0.14)	(0.45)	(0.59)	$10.86	(0.48%	)	$120,287,139	1.27%	0.95%	1.27%	16.31%
Year Ended October 31, 2014 (f)	$11.16	0.09	0.62	0.71	(0.13)	(0.24)	(0.37)	$11.50	6.55%		$128,626,192	1.24%	0.84%	1.24%	9.54%
Year Ended October 31, 2013 (f)	$9.41	0.10	1.82	1.92	(0.11)	(0.06)	(0.17)	$11.16	20.72%		$125,294,548	1.19%	0.95%	1.19%	29.31%
Year Ended October 31, 2012 (f)	$8.79	0.08	0.69	0.77	(0.09)	(0.06)	(0.15)	$9.41	8.87%		$111,289,595	1.19%	0.89%	1.19%	13.11%
Year Ended October 31, 2011 (f)	$8.64	0.09	0.15	0.24	(0.09)	–	(0.09)	$8.79	2.81%		$119,068,548	1.20%	1.03%	1.20%	13.88%

Class R Shares (g)
Year Ended October 31, 2015 (f)	$11.50	0.16	(0.14)	0.02	(0.19)	(0.45)	(0.64)	$10.88	0.10%		$204,113,180	0.83%	1.42%	0.83%	16.31%
Year Ended October 31, 2014 (f)	$11.16	0.14	0.61	0.75	(0.17)	(0.24)	(0.41)	$11.50	6.92%		$242,451,059	0.83%	1.26%	0.83%	9.54%
Year Ended October 31, 2013 (f)	$9.41	0.13	1.82	1.95	(0.14)	(0.06)	(0.20)	$11.16	21.15%		$246,852,482	0.84%	1.28%	0.84%	29.31%
Year Ended October 31, 2012 (f)	$8.79	0.11	0.69	0.80	(0.12)	(0.06)	(0.18)	$9.41	9.27%		$208,283,759	0.84%	1.23%	0.84%	13.11%
Year Ended October 31, 2011 (f)	$8.64	0.12	0.16	0.28	(0.13)	–	(0.13)	$8.79	3.18%		$192,888,041	0.84%	1.34%	0.84%	13.88%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$11.72	0.20	(0.13)	0.07	(0.25)	(0.45)	(0.70)	$11.09	0.57%		$2,485,047	0.30%	1.75%	0.30%	16.31%
Period Ended October 31, 2014 (f)(h)	$11.39	0.03	0.40	0.43	(0.10)	–	(0.10)	$11.72	3.77%		$2,589,232	0.20%	0.44%	0.20%	9.54%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$11.74	0.23	(0.15)	0.08	(0.26)	(0.45)	(0.71)	$11.11	0.67%		$359,712,315	0.18%	2.03%	0.18%	16.31%
Year Ended October 31, 2014 (f)	$11.37	0.21	0.64	0.85	(0.24)	(0.24)	(0.48)	$11.74	7.70%		$341,959,809	0.18%	1.85%	0.18%	9.54%
Year Ended October 31, 2013 (f)	$9.59	0.20	1.85	2.05	(0.21)	(0.06)	(0.27)	$11.37	21.83%		$270,917,338	0.19%	1.88%	0.19%	29.31%
Year Ended October 31, 2012 (f)	$8.95	0.17	0.71	0.88	(0.18)	(0.06)	(0.24)	$9.59	10.03%		$186,769,240	0.19%	1.86%	0.19%	13.11%
Year Ended October 31, 2011 (f)	$8.79	0.18	0.16	0.34	(0.18)	–	(0.18)	$8.95	3.89%		$151,618,037	0.20%	1.99%	0.20%	13.88%

Service Class Shares
Year Ended October 31, 2015 (f)	$11.72	0.19	(0.16)	0.03	(0.21)	(0.45)	(0.66)	$11.09	0.26%		$1,091,754,734	0.58%	1.65%	0.58%	16.31%
Year Ended October 31, 2014 (f)	$11.36	0.17	0.62	0.79	(0.19)	(0.24)	(0.43)	$11.72	7.19%		$1,241,791,771	0.58%	1.50%	0.58%	9.54%
Year Ended October 31, 2013 (f)	$9.58	0.16	1.85	2.01	(0.17)	(0.06)	(0.23)	$11.36	21.37%		$1,274,073,724	0.59%	1.56%	0.59%	29.31%
Year Ended October 31, 2012 (f)	$8.94	0.14	0.70	0.84	(0.14)	(0.06)	(0.20)	$9.58	9.60%		$1,139,580,740	0.59%	1.49%	0.59%	13.11%
Year Ended October 31, 2011 (f)	$8.78	0.15	0.16	0.31	(0.15)	–	(0.15)	$8.94	3.47%		$1,115,586,752	0.60%	1.61%	0.60%	13.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

31

Fund Commentary	Nationwide Investor Destinations Moderate Fund

For the annual period ended October 31, 2015, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 0.39% versus 2.85% for its blended benchmark, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 576 funds as of October 31, 2015) was 0.18% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s positive return for the reporting period was driven largely by strength coming out of the U.S. equity markets. Large-capitalization investments, as represented by the S&P 500® Index (S&P 500), led performance in the Fund’s underlying equity fund allocations with a return of 5.20% over the 12-month reporting period ended October 31, 2015. Performance within the S&P 500 was driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The Fund’s underlying fixed-income investments also contributed to the Fund’s positive return during the reporting period, even though interest rates continued to be close to zero. The prevailing low-interest-rate environment resulted in a contribution of 0.28% to Fund performance from the Fund’s investment in the Nationwide Contract, which yielded 3.52% for the 12-month period ended October 31, 2015.

The Fund’s international investment returns detracted from Fund performance during the reporting period as a mix of depressed commodity prices, low inflation, and devalued currencies relative to the U.S. dollar weakened foreign market returns. The Fund’s 18% allocation to the underlying Nationwide International Index

Fund registered -1.36% for the reporting period, detracting from overall Fund performance by -0.24%.

Seven of the Fund’s 11 underlying funds, as well as the Fund’s investment in the Nationwide Contract, posted positive returns during the 12-month period ended October 31, 2015. The largest detractor was the Nationwide Portfolio Completion Fund. The continued weakness in commodities and high correlation of commodities to emerging markets was the leading cause of the Nationwide Portfolio Completion Fund’s negative performance.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund

32

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderate Fund

selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Moderate Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	19%	0.96%
Nationwide International Index Fund Institutional Class	18%	-0.24%
Nationwide Portfolio Completion Fund Institutional Class	14%	-0.68%
Nationwide Bond Index Fund Institutional Class	12%	0.20%
Nationwide Mid Cap Market Index Fund Institutional Class	9%	0.29%
Nationwide Contract	8%	0.28%
Nationwide Core Plus Bond Fund Institutional Class	5%	0.11%
Nationwide Small Cap Index Fund Institutional Class	5%	0.02%
Nationwide HighMark Short Term Bond Fund Institutional Class	4%	0.03%
Nationwide Ziegler Equity Income Fund Institutional Class	3%	0.03%
Nationwide Inflation-Protected Securities Fund Institutional Class	2%	-0.04%
Nationwide Bailard Emerging Markets Equity Fund Institutional	1%	-0.18%
	100%

Actual underlying allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderate Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

33

Fund Overview	Nationwide Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	55.1%
Fixed Income Funds	23.0%
Alternative Assets	13.9%
Fixed Contract	8.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	19.2%
Nationwide International Index Fund, Institutional Class	17.9%
Nationwide Portfolio Completion Fund, Institutional Class	14.0%
Nationwide Bond Index Fund, Institutional Class	11.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.0%
Nationwide Fixed Contract	8.0%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
Nationwide HighMark Short Term Bond Fund, Institutional Class	4.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class	0.9%
100.0%

Objective

The Fund seeks to maximize total investment return for a moderate level of risk.

Highlights for the Year Ended October 31, 2015

•	Seven of the Fund’s 11 underlying funds, as well as the Fund’s investment in the nationwide Contract, posted positive returns

•	All four of the Fund’s underlying investments in U.S. equity mutual funds, representing 36% of the Fund’s allocations, produced positive returns

•	Amid the near-zero interest-rate environment, the Fund’s investments in the Nationwide Contract, representing 8% of the Fund’s allocations, contributed 0.28% to the Fund’s overall returns

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

34

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	0.42%	6.78%	5.21%	N/A
	w/SC2	(5.33)%	5.53%	4.58%	N/A
Class C	w/o SC1	(0.29)%	6.03%	4.45%	N/A
	w/SC3	(1.24)%	N/A	N/A	N/A
Class R4,5		0.15%	6.41%	4.85%	N/A
Institutional Service Class[4]		0.69%	N/A	N/A	2.43%	[6]
Institutional Class[4]		0.81%	7.11%	5.51%	N/A
Service Class[4]		0.39%	6.68%	5.09%	N/A
Russell 3000® Index		4.49%	14.14%	7.94%	N/A
Composite Index		2.85%	8.20%	6.25%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.84%
Class C	1.55%
Class R	1.11%
Institutional Service Class	0.58%
Institutional Class	0.46%
Service Class	0.86%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

35

Fund Performance (con’t.)	Nationwide Investor Destinations Moderate Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the Russell 3000® Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 45% Russell 3000® Index, 25% Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE® Index and 15% Barclays U.S. 1-3 Year Government/Credit Bond Index.

36

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderate Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	975.10	2.74	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.43	2.80	0.55
Class C Shares	Actual	(b)	1,000.00	971.10	6.31	1.27
	Hypothetical	(b)(c)	1,000.00	1,018.80	6.46	1.27
Class R Shares	Actual	(b)	1,000.00	973.20	4.13	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Institutional Service Class Shares	Actual	(b)	1,000.00	976.10	1.49	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.69	1.53	0.30
Institutional Class Shares	Actual	(b)	1,000.00	976.90	0.90	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Service Class Shares	Actual	(b)	1,000.00	974.80	2.89	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

37

Statement of Investments

October 31, 2015

Nationwide Investor Destinations Moderate Fund

Mutual Funds 92.0%

	Shares	Market Value

Alternative Assets 13.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	25,401,815	$233,950,712

Total Alternative Assets (cost $246,284,721)		233,950,712

Equity Funds 55.1%
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class (a)	1,817,102	15,518,055
Nationwide International Index Fund, Institutional Class (a)	38,448,982	299,517,570
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	8,013,581	150,815,601
Nationwide S&P 500 Index Fund, Institutional Class (a)	20,968,156	322,280,564
Nationwide Small Cap Index Fund, Institutional Class (a)	5,663,378	82,798,593
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	3,850,004	52,013,557

Total Equity Funds (cost $739,805,579)		922,943,940

Fixed Income Funds 23.0%
Nationwide Bond Index Fund, Institutional Class (a)	17,954,357	199,472,906
Nationwide Core Plus Bond Fund, Institutional Class (a)	8,253,046	84,181,069
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	6,778,228	67,578,938
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,633,639	34,119,865

Total Fixed Income Funds (cost $395,315,845)		385,352,778

Total Mutual Funds (cost $1,381,406,145)		1,542,247,430

Fixed Contract 8.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.30% (a)(b)(c)	$134,243,622	$134,243,622

Total Fixed Contract (cost $134,243,622)		134,243,622

Total Investments (cost $1,515,649,767) (d) — 100.0%		1,676,491,052

Liabilities in excess of other assets — 0.0%†		(755,418)

NET ASSETS — 100.0%		$1,675,735,634

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

October 31, 2015

Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,515,649,767)	$1,676,491,052
Receivable for investments sold	1,529,864
Receivable for capital shares issued	1,822,977
Prepaid expenses	38,533

Total Assets	1,679,882,426

Liabilities:
Payable for capital shares redeemed	3,265,190
Accrued expenses and other payables:
Investment advisory fees	183,808
Fund administration fees	34,482
Distribution fees	392,153
Administrative servicing fees	216,554
Accounting and transfer agent fees	8,644
Trustee fees	4,094
Custodian fees	5,897
Compliance program costs (Note 3)	669
Professional fees	22,531
Printing fees	11,532
Other	1,238

Total Liabilities	4,146,792

Net Assets	$1,675,735,634

Represented by:
Capital	$1,439,540,105
Accumulated undistributed net investment income	685,879
Accumulated net realized gains from affiliated investments	74,668,365
Net unrealized appreciation/(depreciation) from investments in affiliates	160,841,285

Net Assets	$1,675,735,634

Net Assets:
Class A Shares	$135,981,642
Class C Shares	135,414,362
Class R Shares	157,858,210
Institutional Service Class Shares	4,642,375
Institutional Class Shares	378,818,840
Service Class Shares	863,020,205

Total	$1,675,735,634

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,617,305
Class C Shares	12,780,980
Class R Shares	14,976,455
Institutional Service Class Shares	432,794
Institutional Class Shares	35,279,841
Service Class Shares	80,411,630

Total	156,499,005

39

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.78
Class C Shares (b)	$10.59
Class R Shares	$10.54
Institutional Service Class Shares	$10.73
Institutional Class Shares	$10.74
Service Class Shares	$10.73
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.44

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$34,396,995
Interest income from affiliates	4,742,215

Total Income	39,139,210

EXPENSES:
Investment advisory fees	2,279,593
Fund administration fees	422,796
Distribution fees Class A	347,763
Distribution fees Class C	1,380,943
Distribution fees Class R	881,085
Distribution fees Service Class	2,325,748
Administrative servicing fees Class A	175,918
Administrative servicing fees Class C	128,504
Administrative servicing fees Class R	257,327
Administrative servicing fees Institutional Service Class	8,033
Administrative servicing fees Service Class	1,395,455
Registration and filing fees	77,042
Professional fees	64,227
Printing fees	29,624
Trustee fees	48,642
Custodian fees	66,001
Accounting and transfer agent fees	72,893
Compliance program costs (Note 3)	7,115
Other	31,447

Total expenses before earnings credit	10,000,156

Earnings credit (Note 5)	(27)

Net Expenses	10,000,129

NET INVESTMENT INCOME	29,139,081

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	37,920,700
Net realized gains from investment transactions with affiliates	86,416,415

Net realized gains from affiliated investments	124,337,115

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(145,881,240)

Net realized/unrealized losses from affiliated investments	(21,544,125)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,594,956

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$29,139,081	$26,270,803
Net realized gains from affiliated investments	124,337,115	71,332,163
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(145,881,240)	6,783,028

Change in net assets resulting from operations	7,594,956	104,385,994

Distributions to Shareholders From:
Net investment income:
Class A	(2,612,003)	(2,342,048)
Class B (a)	–	(13,539)
Class C	(1,634,550)	(1,431,978)
Class R (b)	(2,968,457)	(2,845,110)
Institutional Service Class	(123,472)	(5,932	)(c)
Institutional Class	(8,111,418)	(6,170,928)
Service Class	(17,377,029)	(16,041,966)
Net realized gains:
Class A	(5,091,349)	(4,253,649)
Class B (a)	–	(59,199)
Class C	(5,077,251)	(4,344,180)
Class R (b)	(7,009,497)	(6,497,933)
Institutional Service Class	(179,964)	–	(c)
Institutional Class	(12,740,443)	(9,048,933)
Service Class	(34,606,405)	(30,895,590)

Change in net assets from shareholder distributions	(97,531,838)	(83,950,985)

Change in net assets from capital transactions	(34,585,416)	20,859,062

Change in net assets	(124,522,298)	41,294,071

Net Assets:
Beginning of year	1,800,257,932	1,758,963,861

End of year	$1,675,735,634	$1,800,257,932

Accumulated undistributed net investment income at end of year	$685,879	$594,954

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$26,783,690	$40,822,367
Proceeds from shares issued from class conversion	–	1,477,480
Dividends reinvested	5,577,377	4,423,056
Cost of shares redeemed	(32,599,905)	(39,387,604)

Total Class A Shares	(238,838)	7,335,299

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

42

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class B Shares (a)
Proceeds from shares issued	$–	$33,347
Dividends reinvested	–	66,278
Cost of shares redeemed in class conversion	–	(1,477,480)
Cost of shares redeemed	–	(672,906)

Total Class B Shares	–	(2,050,761)

Class C Shares
Proceeds from shares issued	24,461,843	22,902,065
Dividends reinvested	3,370,121	2,706,509
Cost of shares redeemed	(25,576,908)	(24,520,559)

Total Class C Shares	2,255,056	1,088,015

Class R Shares (b)
Proceeds from shares issued	9,566,021	15,367,094
Dividends reinvested	9,631,184	8,971,795
Cost of shares redeemed	(47,835,996)	(38,306,310)

Total Class R Shares	(28,638,791)	(13,967,421)

Institutional Service Class Shares
Proceeds from shares issued	3,966,843	4,628,969	(c)
Dividends reinvested	154,156	5,932	(c)
Cost of shares redeemed	(3,828,087)	(110,821	)(c)

Total Institutional Service Class Shares	292,912	4,524,080	(c)

Institutional Class Shares
Proceeds from shares issued	75,386,475	79,027,163
Dividends reinvested	20,847,236	15,218,911
Cost of shares redeemed	(42,405,922)	(39,981,794)

Total Institutional Class Shares	53,827,789	54,264,280

Service Class Shares
Proceeds from shares issued	60,898,397	99,229,155
Dividends reinvested	51,983,383	46,936,868
Cost of shares redeemed	(174,965,324)	(176,500,453)

Total Service Class Shares	(62,083,544)	(30,334,430)

Change in net assets from capital transactions	$(34,585,416)	$20,859,062

SHARE TRANSACTIONS:
Class A Shares
Issued	2,447,412	3,654,435
Issued in class conversion	–	133,728
Reinvested	513,497	403,947
Redeemed	(2,969,388)	(3,508,921)

Total Class A Shares	(8,479)	683,189

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class B Shares (a)
Issued	–	3,048
Reinvested	–	6,126
Redeemed in class conversion	–	(134,543)
Redeemed	–	(61,391)

Total Class B Shares	–	(186,760)

Class C Shares
Issued	2,267,007	2,084,082
Reinvested	315,181	251,756
Redeemed	(2,360,085)	(2,224,181)

Total Class C Shares	222,103	111,657

Class R Shares (b)
Issued	890,499	1,401,087
Reinvested	905,845	837,637
Redeemed	(4,449,427)	(3,503,221)

Total Class R Shares	(2,653,083)	(1,264,497)

Institutional Service Class Shares
Issued	367,155	414,530	(c)
Reinvested	14,262	524	(c)
Redeemed	(353,634)	(10,043	)(c)

Total Institutional Service Class Shares	27,783	405,011	(c)

Institutional Class Shares
Issued	6,888,712	7,094,639
Reinvested	1,926,913	1,392,407
Redeemed	(3,887,916)	(3,580,912)

Total Institutional Class Shares	4,927,709	4,906,134

Service Class Shares
Issued	5,555,014	8,847,176
Reinvested	4,803,692	4,304,229
Redeemed	(16,044,972)	(15,786,774)

Total Service Class Shares	(5,686,266)	(2,635,369)

Total change in shares	(3,170,233)	2,019,365

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$11.35	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.78	0.42%		$135,981,642	0.55%	1.68%	0.55%	12.98%
Year Ended October 31, 2014 (f)	$11.23	0.17	0.49	0.66	(0.19)	(0.35)	(0.54)	$11.35	6.08%		$143,271,556	0.54%	1.50%	0.54%	17.14%
Year Ended October 31, 2013 (f)	$9.93	0.17	1.36	1.53	(0.18)	(0.05)	(0.23)	$11.23	15.56%		$134,092,908	0.50%	1.58%	0.50%	32.04%
Year Ended October 31, 2012 (f)	$9.43	0.16	0.61	0.77	(0.22)	(0.05)	(0.27)	$9.93	8.38%		$114,304,018	0.49%	1.66%	0.49%	16.02%
Year Ended October 31, 2011 (f)	$9.23	0.17	0.20	0.37	(0.17)	–	(0.17)	$9.43	4.06%		$107,508,362	0.48%	1.82%	0.48%	14.28%

Class C Shares
Year Ended October 31, 2015 (f)	$11.17	0.10	(0.14)	(0.04)	(0.13)	(0.41)	(0.54)	$10.59	(0.39%	)(g)	$135,414,362	1.27%	0.95%	1.27%	12.98%
Year Ended October 31, 2014 (f)	$11.06	0.09	0.48	0.57	(0.11)	(0.35)	(0.46)	$11.17	5.39%		$140,221,911	1.24%	0.81%	1.24%	17.14%
Year Ended October 31, 2013 (f)	$9.79	0.09	1.33	1.42	(0.10)	(0.05)	(0.15)	$11.06	14.68%		$137,680,905	1.19%	0.89%	1.19%	32.04%
Year Ended October 31, 2012 (f)	$9.25	0.09	0.60	0.69	(0.10)	(0.05)	(0.15)	$9.79	7.58%		$124,362,072	1.20%	0.97%	1.20%	16.02%
Year Ended October 31, 2011 (f)	$9.05	0.11	0.20	0.31	(0.11)	–	(0.11)	$9.25	3.37%		$129,312,497	1.21%	1.13%	1.21%	14.28%

Class R Shares (h)
Year Ended October 31, 2015 (f)	$11.11	0.15	(0.13)	0.02	(0.18)	(0.41)	(0.59)	$10.54	0.15%		$157,858,210	0.82%	1.43%	0.82%	12.98%
Year Ended October 31, 2014 (f)	$11.00	0.14	0.47	0.61	(0.15)	(0.35)	(0.50)	$11.11	5.80%		$195,865,740	0.83%	1.23%	0.83%	17.14%
Year Ended October 31, 2013 (f)	$9.74	0.13	1.32	1.45	(0.14)	(0.05)	(0.19)	$11.00	15.06%		$207,910,628	0.84%	1.24%	0.84%	32.04%
Year Ended October 31, 2012 (f)	$9.20	0.12	0.60	0.72	(0.13)	(0.05)	(0.18)	$9.74	7.96%		$186,740,830	0.85%	1.31%	0.85%	16.02%
Year Ended October 31, 2011 (f)	$9.01	0.14	0.19	0.33	(0.14)	–	(0.14)	$9.20	3.67%		$174,027,334	0.85%	1.46%	0.85%	14.28%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$11.30	0.19	(0.11)	0.08	(0.24)	(0.41)	(0.65)	$10.73	0.69%		$4,642,375	0.30%	1.78%	0.30%	12.98%
Period Ended October 31, 2014 (f)(i)	$11.03	0.09	0.28	0.37	(0.10)	–	(0.10)	$11.30	3.35%		$4,576,528	0.22%	1.16%	0.22%	17.14%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$11.31	0.22	(0.13)	0.09	(0.25)	(0.41)	(0.66)	$10.74	0.81%		$378,818,840	0.18%	2.03%	0.18%	12.98%
Year Ended October 31, 2014 (f)	$11.19	0.21	0.49	0.70	(0.23)	(0.35)	(0.58)	$11.31	6.47%		$343,231,738	0.18%	1.84%	0.18%	17.14%
Year Ended October 31, 2013 (f)	$9.90	0.20	1.35	1.55	(0.21)	(0.05)	(0.26)	$11.19	15.86%		$284,753,727	0.20%	1.86%	0.20%	32.04%
Year Ended October 31, 2012 (f)	$9.35	0.19	0.60	0.79	(0.19)	(0.05)	(0.24)	$9.90	8.64%		$219,767,806	0.20%	1.95%	0.20%	16.02%
Year Ended October 31, 2011 (f)	$9.15	0.19	0.21	0.40	(0.20)	–	(0.20)	$9.35	4.38%		$176,900,980	0.21%	2.06%	0.21%	14.28%

Service Class Shares
Year Ended October 31, 2015 (f)	$11.30	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.73	0.39%		$863,020,205	0.58%	1.66%	0.58%	12.98%
Year Ended October 31, 2014 (f)	$11.18	0.16	0.49	0.65	(0.18)	(0.35)	(0.53)	$11.30	6.05%		$973,090,459	0.58%	1.48%	0.58%	17.14%
Year Ended October 31, 2013 (f)	$9.90	0.16	1.34	1.50	(0.17)	(0.05)	(0.22)	$11.18	15.30%		$992,441,693	0.60%	1.50%	0.60%	32.04%
Year Ended October 31, 2012 (f)	$9.34	0.15	0.61	0.76	(0.15)	(0.05)	(0.20)	$9.90	8.30%		$927,470,622	0.60%	1.56%	0.60%	16.02%
Year Ended October 31, 2011 (f)	$9.14	0.16	0.20	0.36	(0.16)	–	(0.16)	$9.34	3.96%		$897,059,520	0.61%	1.71%	0.61%	14.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

45

Fund Commentary	Nationwide Investor Destinations Moderately Conservative Fund

For the annual period ended October 31, 2015, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 0.82% versus 2.45% for its blended benchmark, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 576 funds as of October 31, 2015) was 0.18% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s positive return for the reporting period was driven largely by strength coming out of the U.S. equity markets. Large-capitalization investments, as represented by the S&P 500® Index (S&P 500), led performance in the Fund’s underlying equity fund allocations with a return of 5.20% over the 12-month reporting period ended October 31, 2015. Performance within the S&P 500 was driven largely by strong sector returns from consumer discretionary information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The Fund’s underlying fixed-income investments also contributed to the Fund’s positive return during the reporting period, even though interest rates continued to be close to zero. The prevailing low-interest-rate environment resulted in a contribution of 0.56% to Fund performance from the Fund’s investment in the Nationwide Contract, which yielded 3.52% for the 12-month period ended October 31, 2015.

The Fund’s international investment returns detracted from Fund performance during the reporting period as a mix of depressed commodity prices, low inflation, and devalued currencies relative to the U.S. dollar weakened foreign market returns. The Fund’s 10% investment allocation to the underlying

Nationwide International Index Fund registered -1.36% for the reporting period, detracting from overall Fund performance by -0.14%.

Seven of the Fund’s 10 underlying funds, as well as the Fund’s investment in the Nationwide Contract, posted positive returns during the 12-month period ended October 31, 2015. The largest detractor was the Nationwide Portfolio Completion Fund. The continued weakness in commodities and high correlation of commodities to emerging markets was the leading cause of the Nationwide Portfolio Completion Fund’s negative performance.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA. NFA makes both the asset allocation and underlying fund

46

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Moderately Conservative Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	22%	0.37%
Nationwide Contract	16%	0.56%
Nationwide S&P 500 Index Fund Institutional Class	13%	0.66%
Nationwide International Index Fund Institutional Class	10%	-0.14%
Nationwide Portfolio Completion Fund Institutional Class	10%	-0.48%
Nationwide HighMark Short Term Bond Fund Institutional Class	8%	0.06%
Nationwide Mid Cap Market Index Fund Institutional Class	6%	0.19%
Nationwide Core Plus Bond Fund Institutional Class	5%	0.11%
Nationwide Ziegler Equity Income Fund Institutional Class	4%	0.05%
Nationwide Inflation-Protected Securities Fund Institutional Class	3%	-0.05%
Nationwide Small Cap Index Fund Institutional Class	3%	0.01%
	100%

Actual underlying allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderately Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

47

Fund Overview	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	38.0%
Equity Funds	36.1%
Fixed Contract	15.9%
Alternative Assets	10.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	21.9%
Nationwide Fixed Contract	15.9%
Nationwide S&P 500 Index Fund, Institutional Class	13.2%
Nationwide International Index Fund, Institutional Class	10.1%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
Nationwide HighMark Short Term Bond Fund, Institutional Class	8.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.9%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.0%
Nationwide Small Cap Index Fund, Institutional Class	2.9%
100.0%

Objective

The Fund seeks to maximize total investment return for a moderately conservative level of risk.

Highlights for the Year Ended October 31, 2015

•	Seven of the Fund’s 10 underlying funds, as well as the Fund’s investment in the Nationwide Contract, posted positive returns

•	All four of the Fund’s underlying investments in U.S. equity mutual funds, representing 26% of the Fund’s allocations, produced positive returns

•	Amid the prevailing near-zero interest-rate environment, the Fund’s investments in the Nationwide Contract, representing 16% of the Fund’s allocations, contributed 0.56% to the Fund’s overall returns

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

48

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	0.95%	5.29%	4.68%	N/A
	w/SC2	(4.84)%	4.05%	4.06%	N/A
Class C	w/o SC1	0.15%	4.53%	3.94%	N/A
	w/SC3	(0.81)%	N/A	N/A	N/A
Class R4,5		0.57%	4.93%	4.35%	N/A
Institutional Service Class[4]		1.12%	N/A	N/A	2.52%	[6]
Institutional Class[4]		1.23%	5.61%	4.99%	N/A
Service Class[4]		0.82%	5.19%	4.57%	N/A
Barclays U.S. Aggregate Bond Index		1.96%	3.03%	4.72%	N/A
Composite Index		2.45%	6.22%	5.60%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.
[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.85%
Class C	1.55%
Class R	1.12%
Institutional Service Class	0.56%
Institutional Class	0.47%
Service Class	0.87%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

49

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Barclays U.S. Aggregate Bond Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 30% Russell 3000® Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE® Index and 25% Barclays U.S. 1-3 Year Government/Credit Bond Index.

50

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Conservative Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	986.50	2.90	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58
Class C Shares	Actual	(b)	1,000.00	982.00	6.39	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	984.20	4.25	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Institutional Service Class Shares	Actual	(b)	1,000.00	986.70	1.75	0.35
	Hypothetical	(b)(c)	1,000.00	1,023.44	1.79	0.35
Institutional Class Shares	Actual	(b)	1,000.00	987.60	1.00	0.20
	Hypothetical	(b)(c)	1,000.00	1,024.20	1.02	0.20
Service Class Shares	Actual	(b)	1,000.00	985.50	3.00	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

51

Statement of Investments

October 31, 2015

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 84.1%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund, Institutional Class (a)	6,038,867	$55,617,965

Total Alternative Assets (cost $58,456,992)		55,617,965

Equity Funds 36.1%
Nationwide International Index Fund, Institutional Class (a)	7,186,140	55,980,027
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,756,392	33,055,294
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,759,442	73,152,627
Nationwide Small Cap Index Fund, Institutional Class (a)	1,103,288	16,130,065
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,681,862	22,721,958

Total Equity Funds (cost $169,950,827)		201,039,971

Fixed Income Funds 38.0%
Nationwide Bond Index Fund, Institutional Class (a)	10,946,566	121,616,344
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,747,753	28,027,082
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	4,468,809	44,554,022
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	1,802,191	16,922,575

Total Fixed Income Funds (cost $216,741,710)		211,120,023

Total Mutual Funds (cost $445,149,529)		467,777,959

Fixed Contract 15.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.30% (a)(b)(c)	$88,609,884	$88,609,884

Total Fixed Contract (cost $88,609,884)		88,609,884

Total Investments (cost $533,759,413) (d) — 100.0%		556,387,843

Liabilities in excess of other assets — 0.0%†		(167,749)

NET ASSETS — 100.0%		$556,220,094

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

52

Statement of Assets and Liabilities

October 31, 2015

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $533,759,413)	$556,387,843
Receivable for investments sold	460,454
Receivable for capital shares issued	478,433
Prepaid expenses	34,387

Total Assets	557,361,117

Liabilities:
Payable for capital shares redeemed	813,797
Accrued expenses and other payables:
Investment advisory fees	61,056
Fund administration fees	14,182
Distribution fees	142,294
Administrative servicing fees	77,668
Accounting and transfer agent fees	4,259
Trustee fees	1,365
Custodian fees	1,874
Compliance program costs (Note 3)	219
Professional fees	17,407
Printing fees	6,534
Other	368

Total Liabilities	1,141,023

Net Assets	$556,220,094

Represented by:
Capital	$524,302,332
Accumulated undistributed net investment income	520,878
Accumulated net realized gains from affiliated investments	8,768,454
Net unrealized appreciation/(depreciation) from investments in affiliates	22,628,430

Net Assets	$556,220,094

Net Assets:
Class A Shares	$55,283,435
Class C Shares	60,039,930
Class R Shares	66,666,515
Institutional Service Class Shares	3,028,431
Institutional Class Shares	125,766,263
Service Class Shares	245,435,520

Total	$556,220,094

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,343,306
Class C Shares	5,832,466
Class R Shares	6,433,183
Institutional Service Class Shares	290,807
Institutional Class Shares	12,035,744
Service Class Shares	23,590,063

Total	53,525,569

53

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.35
Class C Shares (b)	$10.29
Class R Shares	$10.36
Institutional Service Class Shares	$10.41
Institutional Class Shares	$10.45
Service Class Shares	$10.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.98

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$10,059,023
Interest income from affiliates	3,055,324

Total Income	13,114,347

EXPENSES:
Investment advisory fees	752,629
Fund administration fees	171,872
Distribution fees Class A	143,476
Distribution fees Class C	580,627
Distribution fees Class R	374,572
Distribution fees Service Class	663,073
Administrative servicing fees Class A	72,947
Administrative servicing fees Class C	46,784
Administrative servicing fees Class R	105,872
Administrative servicing fees Institutional Service Class	3,407
Administrative servicing fees Service Class	397,845
Registration and filing fees	79,790
Professional fees	32,273
Printing fees	20,560
Trustee fees	16,088
Custodian fees	21,747
Accounting and transfer agent fees	34,964
Compliance program costs (Note 3)	2,360
Other	17,210

Total Expenses	3,538,096

NET INVESTMENT INCOME	9,576,251

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	8,968,003
Net realized gains from investment transactions with affiliates	12,633,730

Net realized gains from affiliated investments	21,601,733

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(26,084,151)

Net realized/unrealized losses from affiliated investments	(4,482,418)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,093,833

The accompanying notes are an integral part of these financial statements.

55

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$9,576,251	$8,751,097
Net realized gains from affiliated investments	21,601,733	15,224,235
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(26,084,151)	3,923,073

Change in net assets resulting from operations	5,093,833	27,898,405

Distributions to Shareholders From:
Net investment income:
Class A	(1,095,535)	(903,512)
Class B (a)	–	(4,766)
Class C	(681,619)	(497,299)
Class R (b)	(1,235,988)	(1,181,605)
Institutional Service Class	(53,930)	(2,557	)(c)
Institutional Class	(2,671,289)	(2,009,152)
Service Class	(4,931,524)	(4,710,564)
Net realized gains:
Class A	(1,291,485)	(3,513,884)
Class B (a)	–	(54,900)
Class C	(1,218,189)	(3,262,285)
Class R (b)	(1,773,871)	(5,946,445)
Institutional Service Class	(45,759)	–	(c)
Institutional Class	(2,484,438)	(6,388,104)
Service Class	(5,936,701)	(20,230,961)

Change in net assets from shareholder distributions	(23,420,328)	(48,706,034)

Change in net assets from capital transactions	(20,965,513)	36,499,515

Change in net assets	(39,292,008)	15,691,886

Net Assets:
Beginning of year	595,512,102	579,820,216

End of year	$556,220,094	$595,512,102

Accumulated undistributed net investment income at end of year	$520,878	$500,233

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	15,048,518	23,332,546
Proceeds from shares issued from class conversion	–	607,783
Dividends reinvested	1,837,207	3,079,322
Cost of shares redeemed	(18,482,879)	(15,278,212)

Total Class A Shares	(1,597,154)	11,741,439

Class B Shares (a)
Proceeds from shares issued	–	3,131
Dividends reinvested	–	58,311
Cost of shares redeemed in class conversion	–	(607,783)
Cost of shares redeemed	–	(302,833)

Total Class B Shares	–	(849,174)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

56

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$15,396,503	$17,151,764
Dividends reinvested	1,237,674	2,120,357
Cost of shares redeemed	(10,080,767)	(9,165,457)

Total Class C Shares	6,553,410	10,106,664

Class R Shares (b)
Proceeds from shares issued	5,735,651	10,205,993
Dividends reinvested	2,913,827	6,892,215
Cost of shares redeemed	(23,194,858)	(18,473,547)

Total Class R Shares	(14,545,380)	(1,375,339)

Institutional Service Class Shares
Proceeds from shares issued	2,532,516	2,130,820	(c)
Dividends reinvested	36,675	2,557	(c)
Cost of shares redeemed	(1,557,188)	(85,693	)(c)

Total Institutional Service Class Shares	1,012,003	2,047,684	(c)

Institutional Class Shares
Proceeds from shares issued	35,690,455	30,154,011
Dividends reinvested	5,155,426	8,395,081
Cost of shares redeemed	(22,834,577)	(17,337,575)

Total Institutional Class Shares	18,011,304	21,211,517

Service Class Shares
Proceeds from shares issued	26,255,449	37,612,776
Dividends reinvested	10,868,225	24,940,540
Cost of shares redeemed	(67,523,370)	(68,936,592)

Total Service Class Shares	(30,399,696)	(6,383,276)

Change in net assets from capital transactions	$(20,965,513)	$36,499,515

SHARE TRANSACTIONS:
Class A Shares
Issued	1,436,288	2,193,771
Issued in class conversion	–	58,209
Reinvested	176,915	297,377
Redeemed	(1,767,494)	(1,443,682)

Total Class A Shares	(154,291)	1,105,675

Class B Shares (a)
Issued	–	296
Reinvested	–	5,456
Redeemed in class conversion	–	(57,974)
Redeemed	–	(28,426)

Total Class B Shares	–	(80,648)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

57

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	1,479,142	1,624,684
Reinvested	119,624	205,906
Redeemed	(968,797)	(864,577)

Total Class C Shares	629,969	966,013

Class R Shares (b)
Issued	546,501	964,420
Reinvested	279,949	665,030
Redeemed	(2,214,958)	(1,742,612)

Total Class R Shares	(1,388,508)	(113,162)

Institutional Service Class Shares
Issued	243,279	200,465	(c)
Reinvested	3,513	239	(c)
Redeemed	(148,524)	(8,165	)(c)

Total Institutional Service Class Shares	98,268	192,539	(c)

Institutional Class Shares
Issued	3,381,122	2,821,603
Reinvested	491,823	803,170
Redeemed	(2,163,330)	(1,621,254)

Total Institutional Class Shares	1,709,615	2,003,519

Service Class Shares
Issued	2,492,698	3,520,508
Reinvested	1,040,461	2,398,310
Redeemed	(6,418,783)	(6,454,494)

Total Service Class Shares	(2,885,624)	(535,676)

Total change in shares	(1,990,571)	3,538,260

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

58

Statement of Cash Flows

For the Year Ended October 31, 2015

Nationwide Investor Destinations Moderately Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$5,093,833
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(60,910,082)
Proceeds from disposition of affiliated investments	108,896,676
Reinvestment of dividend income from affiliates	(10,059,023)
Reinvestment of interest income from affiliates	(3,055,324)
Change in unrealized (appreciation)/depreciation from investments in affiliates	26,084,151
Reinvestment of net realized gain distributions from underlying affiliated funds	(8,968,003)
Net realized gain from investment transactions with affiliates	(12,633,730)
Decrease in receivable for investments sold	458,417
Decrease in prepaid expenses	4,315
Decrease in investment advisory fees	(3,858)
Decrease in fund administration fees	(2,897)
Decrease in distribution fees	(11,352)
Decrease in administrative servicing fees	(244)
Decrease in accounting and transfer agent fees	(1,724)
Decrease in trustee fees	(418)
Increase in custodian fees	65
Increase in compliance program costs	54
Increase in professional fees	3,980
Increase in printing fees	2,611
Decrease in other payables	(1,417)

Net cash provided by operating activities	44,896,030

Cash flows used in financing activities:
Proceeds from shares issued	100,734,710
Payable for capital shares redeemed	(144,259,446)
Cash distributions paid to shareholders	(1,371,294)

Net cash used in financing activities	(44,896,030)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	–

Amounts designated as “–” are zero or have been rounded to zero.

Supplemental disclosure of cash flow information:

Non cash operating and financing activities not included herein consist of reinvestment dividends and distributions of $22,049,034.

The accompanying notes are an integral part of these financial statements.

59

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$10.68	0.18	(0.08)	0.10	(0.20)	(0.23)	(0.43)	$10.35	0.95%	$55,283,435	0.58%	1.70%	0.58%	13.81%
Year Ended October 31, 2014 (f)	$11.11	0.16	0.35	0.51	(0.18)	(0.76)	(0.94)	$10.68	4.95%	$58,734,361	0.57%	1.54%	0.57%	18.14%
Year Ended October 31, 2013 (f)	$10.46	0.17	0.81	0.98	(0.18)	(0.15)	(0.33)	$11.11	9.59%	$48,814,648	0.52%	1.58%	0.52%	36.85%
Year Ended October 31, 2012 (f)	$10.08	0.18	0.49	0.67	(0.19)	(0.10)	(0.29)	$10.46	6.81%	$44,422,496	0.51%	1.80%	0.51%	20.61%
Year Ended October 31, 2011 (f)	$9.86	0.20	0.22	0.42	(0.20)	–	(0.20)	$10.08	4.31%	$36,925,502	0.49%	1.99%	0.49%	17.89%

Class C Shares
Year Ended October 31, 2015 (f)	$10.63	0.10	(0.08)	0.02	(0.13)	(0.23)	(0.36)	$10.29	0.15%	$60,039,930	1.28%	0.96%	1.28%	13.81%
Year Ended October 31, 2014 (f)	$11.07	0.09	0.34	0.43	(0.11)	(0.76)	(0.87)	$10.63	4.17%	$55,313,487	1.26%	0.84%	1.26%	18.14%
Year Ended October 31, 2013 (f)	$10.42	0.10	0.81	0.91	(0.11)	(0.15)	(0.26)	$11.07	8.88%	$46,881,793	1.21%	0.90%	1.21%	36.85%
Year Ended October 31, 2012 (f)	$10.04	0.11	0.49	0.60	(0.12)	(0.10)	(0.22)	$10.42	6.09%	$41,368,353	1.22%	1.10%	1.22%	20.61%
Year Ended October 31, 2011 (f)	$9.82	0.13	0.22	0.35	(0.13)	–	(0.13)	$10.04	3.55%	$38,970,245	1.22%	1.27%	1.22%	17.89%

Class R Shares (g)
Year Ended October 31, 2015 (f)	$10.70	0.15	(0.09)	0.06	(0.17)	(0.23)	(0.40)	$10.36	0.57%	$66,666,515	0.84%	1.45%	0.84%	13.81%
Year Ended October 31, 2014 (f)	$11.13	0.13	0.35	0.48	(0.15)	(0.76)	(0.91)	$10.70	4.63%	$83,675,301	0.86%	1.27%	0.86%	18.14%
Year Ended October 31, 2013 (f)	$10.47	0.13	0.83	0.96	(0.15)	(0.15)	(0.30)	$11.13	9.30%	$88,286,612	0.86%	1.25%	0.86%	36.85%
Year Ended October 31, 2012 (f)	$10.09	0.15	0.48	0.63	(0.15)	(0.10)	(0.25)	$10.47	6.43%	$85,855,793	0.86%	1.45%	0.86%	20.61%
Year Ended October 31, 2011 (f)	$9.87	0.16	0.23	0.39	(0.17)	–	(0.17)	$10.09	3.92%	$80,556,773	0.87%	1.61%	0.87%	17.89%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$10.75	0.19	(0.07)	0.12	(0.23)	(0.23)	(0.46)	$10.41	1.12%	$3,028,431	0.32%	1.84%	0.32%	13.81%
Period Ended October 31, 2014 (f)(h)	$10.53	0.10	0.22	0.32	(0.10)	–	(0.10)	$10.75	3.06%	$2,070,270	0.24%	1.37%	0.24%	18.14%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$10.79	0.22	(0.09)	0.13	(0.24)	(0.23)	(0.47)	$10.45	1.23%	$125,766,263	0.20%	2.04%	0.20%	13.81%
Year Ended October 31, 2014 (f)	$11.21	0.20	0.36	0.56	(0.22)	(0.76)	(0.98)	$10.79	5.38%	$111,372,125	0.21%	1.89%	0.21%	18.14%
Year Ended October 31, 2013 (f)	$10.55	0.20	0.82	1.02	(0.21)	(0.15)	(0.36)	$11.21	9.93%	$93,302,759	0.21%	1.88%	0.21%	36.85%
Year Ended October 31, 2012 (f)	$10.16	0.22	0.49	0.71	(0.22)	(0.10)	(0.32)	$10.55	7.17%	$70,457,429	0.22%	2.09%	0.22%	20.61%
Year Ended October 31, 2011 (f)	$9.94	0.23	0.22	0.45	(0.23)	–	(0.23)	$10.16	4.55%	$54,326,098	0.22%	2.21%	0.22%	17.89%

Service Class Shares
Year Ended October 31, 2015 (f)	$10.74	0.18	(0.09)	0.09	(0.20)	(0.23)	(0.43)	$10.40	0.82%	$245,435,520	0.60%	1.67%	0.60%	13.81%
Year Ended October 31, 2014 (f)	$11.17	0.16	0.34	0.50	(0.17)	(0.76)	(0.93)	$10.74	4.88%	$284,346,558	0.61%	1.52%	0.61%	18.14%
Year Ended October 31, 2013 (f)	$10.51	0.16	0.82	0.98	(0.17)	(0.15)	(0.32)	$11.17	9.53%	$301,635,705	0.61%	1.50%	0.61%	36.85%
Year Ended October 31, 2012 (f)	$10.12	0.17	0.50	0.67	(0.18)	(0.10)	(0.28)	$10.51	6.77%	$303,997,111	0.62%	1.70%	0.62%	20.61%
Year Ended October 31, 2011 (f)	$9.90	0.19	0.22	0.41	(0.19)	–	(0.19)	$10.12	4.15%	$290,405,875	0.62%	1.86%	0.62%	17.89%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

60

Fund Commentary	Nationwide Investor Destinations Conservative Fund

For the annual period ended October 31, 2015, the Nationwide Investor Destinations Conservative Fund (Service Class) returned 0.94% versus 1.89% for its blended benchmark, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 365 funds as of October 31, 2015) was -0.04% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s positive return for the reporting period was driven largely by strength coming out of the U.S. equity markets. Large-capitalization investments, as represented by the S&P 500® Index (S&P 500), led performance in the Fund’s underlying equity fund allocations with a return of 5.20% over the 12-month reporting period ended October 31, 2015. Performance within the S&P 500 was driven largely by strong sector returns from consumer discretionary and information technology, which represented over a quarter of the S&P 500 during the reporting period; the strong performance of those two sectors helped compensate for the large decline in the energy sector caused by continued price depression in natural resources.

The Fund’s underlying fixed-income investments also contributed to the Fund’s positive return during the reporting period, even though interest rates continued to be close to zero. The prevailing low-interest-rate environment resulted in a contribution of 0.85% to Fund performance from the Fund’s investment in the Nationwide Contract, which yielded 3.52% for the 12-month period ended October 31, 2015.

The Fund’s international investment returns detracted from Fund performance during the reporting period as a mix of depressed commodity prices, low inflation, and devalued currencies relative to the U.S. dollar weakened foreign market returns. The Fund’s 4% investment allocation to the underlying Nationwide International Index Fund registered -1.36% for the reporting period, detracting from overall Fund performance by -0.05%.

Six of the Fund’s 10 underlying funds, as well as the Fund’s investment in the Nationwide Contract, posted positive returns during the 12-month period ended October 31, 2015. The largest detractor was the Nationwide Portfolio Completion Fund. The continued weakness in commodities and high correlation of commodities to emerging markets was the leading cause of the Nationwide Portfolio Completion Fund’s negative performance.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Thomas R. Hickey Jr.; and Benjamin A. Richer

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA, the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and, therefore, is affiliated with NFA.

61

Fund Commentary (con’t.)	Nationwide Investor Destinations Conservative Fund

NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Conservative Fund

(October 31, 2015)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	28%	0.47%
Nationwide Contract	24%	0.85%
Nationwide HighMark Short Term Bond Fund Institutional Class	12%	0.10%
Nationwide Portfolio Completion Fund Institutional Class	8%	-0.39%
Nationwide Inflation-Protected Securities Fund Institutional Class	6%	-0.11%
Nationwide Core Plus Bond Fund Institutional Class	5%	0.11%
Nationwide S&P 500 Index Fund Institutional Class	5%	0.25%
Nationwide International Index Fund Institutional Class	4%	-0.05%
Nationwide Ziegler Equity Income Fund Institutional Class	4%	0.05%
Nationwide Mid Cap Market Index Fund Institutional Class	3%	0.10%
Nationwide Small Cap Index Fund Institutional Class	1%	0.00%
	100%

Actual underlying allocations are stated as a percentage of the Fund’s total net assets. NFA, the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

62

Fund Overview	Nationwide Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	50.6%
Fixed Contract	23.9%
Equity Funds	17.4%
Alternative Assets	7.9%
Other assets in excess of liabilities	0.2%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	27.9%
Nationwide Fixed Contract	23.9%
Nationwide HighMark Short Term Bond Fund, Institutional Class	11.9%
Nationwide Portfolio Completion Fund, Institutional Class	8.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.9%
Nationwide S&P 500 Index Fund, Institutional Class	5.1%
Nationwide Core Plus Bond Fund, Institutional Class	4.9%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.2%
Nationwide International Index Fund, Institutional Class	4.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	3.1%
Nationwide Small Cap Index Fund, Institutional Class	1.0%
100.0%

Objective

The Fund seeks to maximize total investment return for a conservative level of risk.

Highlights for the Year Ended October 31, 2015

•	Six of the Fund’s 10 underlying funds, as well as the Fund’s investment in the Nationwide Contract, posted positive returns

•	All four of the Fund’s underlying investments in U.S. equity mutual funds, representing 13% of the Fund’s allocations, produced positive returns

•	Amid the prevailing near-zero interest-rate environment, the Fund’s investments in the Nationwide Contract, representing 24% of the Fund’s allocations, contributed 0.85% to the Fund’s overall returns

•	The Nationwide Portfolio Completion Fund, primarily due to weakness in its commodities and emerging markets equity sleeves, was the largest detractor from Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

63

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	0.91%	3.43%	3.79%	N/A
	w/SC2	(4.91)%	2.21%	3.18%	N/A
Class C	w/o SC1	0.21%	2.67%	3.05%	N/A
	w/SC3	(0.77)%	N/A	N/A	N/A
Class R4,5		0.67%	3.09%	3.47%	N/A
Institutional Service Class[4]		1.17%	N/A	N/A	2.22%	[6]
Institutional Class[4]		1.25%	3.74%	4.10%	N/A
Service Class[4]		0.94%	3.34%	3.68%	N/A
Barclays U.S. Aggregate Bond Index		1.96%	3.03%	4.72%	N/A
Composite Index		1.89%	4.04%	4.63%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.83%
Class C	1.55%
Class R	1.13%
Institutional Service Class	0.56%
Institutional Class	0.48%
Service Class	0.88%

^	Current effective prospectus dated March 1, 2015. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

64

Fund Performance (con’t.)	Nationwide Investor Destinations Conservative Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Conservative Fund versus the Barclays U.S. Aggregate Bond Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 15% Russell 3000® Index, 40% Barclays U.S. Aggregate Bond Index, 5% MSCI EAFE® Index, 35% Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month Treasury Bill Index.

65

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Conservative Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15(a)	Expense Ratio During Period (%) 05/01/15 - 10/31/15(a)
Class A Shares	Actual	(b)	1,000.00	993.10	2.76	0.55
	Hypothetical(b)(c)		1,000.00	1,022.43	2.80	0.55
Class C Shares	Actual	(b)	1,000.00	989.40	6.47	1.29
	Hypothetical(b)(c)		1,000.00	1,018.70	6.56	1.29
Class R Shares	Actual	(b)	1,000.00	992.30	4.32	0.86
	Hypothetical(b)(c)		1,000.00	1,020.87	4.38	0.86
Institutional Service Class Shares	Actual	(b)	1,000.00	994.20	1.61	0.32
	Hypothetical(b)(c)		1,000.00	1,023.59	1.63	0.32
Institutional Class Shares	Actual	(b)	1,000.00	994.80	1.06	0.21
	Hypothetical(b)(c)		1,000.00	1,024.15	1.07	0.21
Service Class Shares	Actual	(b)	1,000.00	992.70	3.06	0.61
	Hypothetical(b)(c)		1,000.00	1,022.13	3.11	0.61

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

66

Statement of Investments

October 31, 2015

Nationwide Investor Destinations Conservative Fund

Mutual Funds 75.9%

	Shares	Market Value

Alternative Assets 7.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	4,702,752	$43,312,345

Total Alternative Assets (cost $45,253,861)		43,312,345

Equity Funds 17.4%
Nationwide International Index Fund, Institutional Class (a)	2,847,075	22,178,716
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	891,183	16,772,071
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,823,017	28,019,778
Nationwide Small Cap Index Fund, Institutional Class (a)	382,951	5,598,737
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,675,657	22,638,122

Total Equity Funds (cost $86,536,256)		95,207,424

Fixed Income Funds 50.6%
Nationwide Bond Index Fund, Institutional Class (a)	13,714,242	152,365,227
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,629,447	26,820,355
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	6,515,750	64,962,031
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,429,294	32,201,071

Total Fixed Income Funds (cost $282,965,108)		276,348,684

Total Mutual Funds (cost $414,755,225)		414,868,453

Fixed Contract 23.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.30% (a)(b)(c)	$130,435,078	$130,435,078

Total Fixed Contract (cost $130,435,078)		130,435,078

Total Investments (cost $545,190,303) (d) — 99.8%		545,303,531

Other assets in excess of liabilities — 0.2%		826,393

NET ASSETS — 100.0%		$546,129,924

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

67

Statement of Assets and Liabilities

October 31, 2015

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $545,190,303)	$545,303,531
Receivable for capital shares issued	2,163,662
Prepaid expenses	37,737

Total Assets	547,504,930

Liabilities:
Payable for investments purchased	432,307
Payable for capital shares redeemed	601,173
Accrued expenses and other payables:
Investment advisory fees	59,400
Fund administration fees	13,909
Distribution fees	166,043
Administrative servicing fees	69,449
Accounting and transfer agent fees	4,332
Trustee fees	1,327
Custodian fees	1,446
Compliance program costs (Note 3)	192
Professional fees	16,848
Printing fees	8,093
Other	487

Total Liabilities	1,375,006

Net Assets	$546,129,924

Represented by:
Capital	$540,065,406
Accumulated undistributed net investment income	717,494
Accumulated net realized gains from affiliated investments	5,233,796
Net unrealized appreciation/(depreciation) from investments in affiliates	113,228

Net Assets	$546,129,924

Net Assets:
Class A Shares	$89,550,546
Class C Shares	110,901,426
Class R Shares	42,487,159
Institutional Service Class Shares	46,044,533
Institutional Class Shares	83,673,339
Service Class Shares	173,472,921

Total	$546,129,924

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,830,797
Class C Shares	10,989,145
Class R Shares	4,200,121
Institutional Service Class Shares	4,528,036
Institutional Class Shares	8,211,145
Service Class Shares	17,060,451

Total	53,819,695

68

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.14
Class C Shares (b)	$10.09
Class R Shares	$10.12
Institutional Service Class Shares	$10.17
Institutional Class Shares	$10.19
Service Class Shares	$10.17
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.76

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

69

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$7,315,331
Interest income from affiliates	3,974,258

Total Income	11,289,589

EXPENSES:
Investment advisory fees	659,162
Fund administration fees	156,467
Distribution fees Class A	203,859
Distribution fees Class C	928,787
Distribution fees Class R	243,419
Distribution fees Service Class	458,111
Administrative servicing fees Class A	74,617
Administrative servicing fees Class C	76,323
Administrative servicing fees Class R	73,026
Administrative servicing fees Institutional Service Class	24,725
Administrative servicing fees Service Class	274,867
Registration and filing fees	87,343
Professional fees	30,511
Printing fees	26,325
Trustee fees	14,242
Custodian fees	19,025
Accounting and transfer agent fees	36,055
Compliance program costs (Note 3)	2,126
Other	14,132

Total expenses before earnings credit	3,403,122

Earnings credit (Note 5)	(6)

Net Expenses	3,403,116

NET INVESTMENT INCOME	7,886,473

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,048,666
Net realized gains from investment transactions with affiliates	3,445,286

Net realized gains from affiliated investments	7,493,952

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(11,238,820)

Net realized/unrealized losses from affiliated investments	(3,744,868)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,141,605

The accompanying notes are an integral part of these financial statements.

70

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$7,886,473	$6,327,548
Net realized gains from affiliated investments	7,493,952	4,022,849
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(11,238,820)	4,923,880

Change in net assets resulting from operations	4,141,605	15,274,277

Distributions to Shareholders From:
Net investment income:
Class A	(1,466,599)	(1,125,442)
Class B (a)	–	(1,735)
Class C	(991,519)	(504,991)
Class R (b)	(723,432)	(711,860)
Institutional Service Class	(473,886)	(18,248	)(c)
Institutional Class	(1,619,267)	(1,319,073)
Service Class	(3,242,327)	(2,847,468)
Net realized gains:
Class A	(523,127)	(3,043,206)
Class B (a)	–	(18,499)
Class C	(521,314)	(2,475,725)
Class R (b)	(330,763)	(2,830,129)
Institutional Service Class	(108,727)	–	(c)
Institutional Class	(462,873)	(3,270,104)
Service Class	(1,254,724)	(9,367,981)

Change in net assets from shareholder distributions	(11,718,558)	(27,534,461)

Change in net assets from capital transactions	81,305,812	55,988,226

Change in net assets	73,728,859	43,728,042

Net Assets:
Beginning of year	472,401,065	428,673,023

End of year	$546,129,924	$472,401,065

Accumulated undistributed net investment income at end of year	$717,494	$565,388

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$43,846,332	$60,098,017
Proceeds from shares issued from class conversion	–	253,391
Dividends reinvested	1,731,656	2,961,550
Cost of shares redeemed	(36,090,466)	(41,736,036)

Total Class A Shares	9,487,522	21,576,922

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

71

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class B Shares (a)
Proceeds from shares issued	$–	$575
Dividends reinvested	–	18,324
Cost of shares redeemed in class conversion	–	(253,391)
Cost of shares redeemed	–	(147,348)

Total Class B Shares	–	(381,840)

Class C Shares
Proceeds from shares issued	56,416,317	37,388,479
Dividends reinvested	1,097,750	1,804,373
Cost of shares redeemed	(17,473,571)	(15,639,872)

Total Class C Shares	40,040,496	23,552,980

Class R Shares (b)
Proceeds from shares issued	5,612,488	6,253,476
Dividends reinvested	1,038,886	3,462,123
Cost of shares redeemed	(15,365,211)	(14,803,137)

Total Class R Shares	(8,713,837)	(5,087,538)

Institutional Service Class Shares
Proceeds from shares issued	42,971,110	13,777,518	(c)
Dividends reinvested	304,967	18,248	(c)
Cost of shares redeemed	(10,489,751)	(412,793	)(c)

Total Institutional Service Class Shares	32,786,326	13,382,973	(c)

Institutional Class Shares
Proceeds from shares issued	39,834,695	34,078,911
Dividends reinvested	2,079,757	4,588,443
Cost of shares redeemed	(26,338,763)	(31,475,093)

Total Institutional Class Shares	15,575,689	7,192,261

Service Class Shares
Proceeds from shares issued	45,022,914	38,286,740
Dividends reinvested	4,496,137	12,214,017
Cost of shares redeemed	(57,389,435)	(54,748,289)

Total Service Class Shares	(7,870,384)	(4,247,532)

Change in net assets from capital transactions	$81,305,812	$55,988,226

SHARE TRANSACTIONS:
Class A Shares
Issued	4,295,969	5,863,781
Issued in class conversion	–	25,055
Reinvested	170,469	294,189
Redeemed	(3,529,602)	(4,066,911)

Total Class A Shares	936,836	2,116,114

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

72

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class B Shares (a)
Issued	–	57
Reinvested	–	1,812
Redeemed in class conversion	–	(24,865)
Redeemed	–	(14,428)

Total Class B Shares	–	(37,424)

Class C Shares
Issued	5,550,664	3,664,978
Reinvested	108,468	180,084
Redeemed	(1,720,860)	(1,531,556)

Total Class C Shares	3,938,272	2,313,506

Class R Shares (b)
Issued	550,323	614,406
Reinvested	102,401	345,144
Redeemed	(1,510,525)	(1,449,208)

Total Class R Shares	(857,801)	(489,658)

Institutional Service Class Shares
Issued	4,217,931	1,342,318	(c)
Reinvested	30,009	1,777	(c)
Redeemed	(1,023,868)	(40,131	)(c)

Total Institutional Service Class Shares	3,224,072	1,303,964	(c)

Institutional Class Shares
Issued	3,884,374	3,314,086
Reinvested	203,953	454,057
Redeemed	(2,569,936)	(3,067,413)

Total Institutional Class Shares	1,518,391	700,730

Service Class Shares
Issued	4,390,452	3,720,256
Reinvested	441,169	1,211,040
Redeemed	(5,606,664)	(5,317,159)

Total Service Class Shares	(775,043)	(385,863)

Total change in shares	7,984,727	5,521,369

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

73

Statement of Cash Flows

For the Year Ended October 31, 2015

Nationwide Investor Destinations Conservative Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$4,141,605
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(146,273,361)
Proceeds from disposition of affiliated investments	80,672,038
Reinvestment of dividend income from affiliates	(7,315,331)
Reinvestment of interest income from affiliates	(3,974,258)
Change in unrealized (appreciation)/depreciation from investments in affiliates	11,238,820
Reinvestment of net realized gain distributions from underlying affiliated funds	(4,048,666)
Net realized gain from investment transactions with affiliates	(3,445,286)
Decrease in receivable for investments sold	387,208
Decrease in prepaid expenses	2,739
Increase in payable for investments purchased	432,307
Increase in investment advisory fees	7,974
Decrease in fund administration fees	(891)
Increase in distribution fees	30,071
Increase in administrative servicing fees	9,187
Decrease in accounting and transfer agent fees	(1,766)
Decrease in trustee fees	(60)
Increase in custodian fees	168
Increase in compliance program costs	70
Increase in professional fees	4,954
Increase in printing fees	2,307
Decrease in other payables	(2,120)

Net cash used in operating activities	(68,132,291)

Cash flows provided by financing activities:
Proceeds from shares issued	232,594,319
Payable for capital shares redeemed	(163,492,669)
Cash distributions paid to shareholders	(969,405)

Net cash provided by financing activities	68,132,245

Net decrease in cash	(46)

Cash:
Beginning of period	46

End of period	–

Amount designated as “–” is zero or has been rounded to zero.

Supplemental disclosure of cash flow information:

Non cash operating and financing activities not included herein consist of reinvestment dividends and distributions of $10,749,153.

The accompanying notes are an integral part of these financial statements.

74

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$10.30	0.17	(0.08)	0.09	(0.18)	(0.07)	(0.25)	$10.14	0.91%	$89,550,546	0.55%	1.69%	0.55%	15.91%
Year Ended October 31, 2014 (f)	$10.62	0.15	0.22	0.37	(0.17)	(0.52)	(0.69)	$10.30	3.70%	$81,289,282	0.57%	1.51%	0.57%	25.03%
Year Ended October 31, 2013 (f)	$10.55	0.16	0.27	0.43	(0.18)	(0.18)	(0.36)	$10.62	4.17%	$61,383,390	0.55%	1.57%	0.55%	39.16%
Year Ended October 31, 2012 (f)	$10.32	0.19	0.31	0.50	(0.20)	(0.07)	(0.27)	$10.55	4.89%	$51,231,565	0.52%	1.87%	0.52%	15.75%
Year Ended October 31, 2011 (f)	$10.18	0.21	0.14	0.35	(0.21)	–	(0.21)	$10.32	3.51%	$34,889,691	0.50%	2.04%	0.50%	17.28%

Class C Shares
Year Ended October 31, 2015 (f)	$10.25	0.09	(0.07)	0.02	(0.11)	(0.07)	(0.18)	$10.09	0.21%	$110,901,426	1.29%	0.92%	1.29%	15.91%
Year Ended October 31, 2014 (f)	$10.58	0.08	0.21	0.29	(0.10)	(0.52)	(0.62)	$10.25	2.91%	$72,301,458	1.27%	0.81%	1.27%	25.03%
Year Ended October 31, 2013 (f)	$10.51	0.09	0.27	0.36	(0.11)	(0.18)	(0.29)	$10.58	3.49%	$50,139,130	1.23%	0.87%	1.23%	39.16%
Year Ended October 31, 2012 (f)	$10.28	0.12	0.30	0.42	(0.12)	(0.07)	(0.19)	$10.51	4.17%	$43,051,481	1.23%	1.17%	1.23%	15.75%
Year Ended October 31, 2011 (f)	$10.15	0.14	0.13	0.27	(0.14)	–	(0.14)	$10.28	2.63%	$33,770,729	1.24%	1.33%	1.24%	17.28%

Class R Shares(g)
Year Ended October 31, 2015 (f)	$10.27	0.14	(0.07)	0.07	(0.15)	(0.07)	(0.22)	$10.12	0.67%	$42,487,159	0.86%	1.39%	0.86%	15.91%
Year Ended October 31, 2014 (f)	$10.60	0.13	0.19	0.32	(0.13)	(0.52)	(0.65)	$10.27	3.28%	$51,948,486	0.87%	1.23%	0.87%	25.03%
Year Ended October 31, 2013 (f)	$10.52	0.13	0.27	0.40	(0.14)	(0.18)	(0.32)	$10.60	3.92%	$58,782,811	0.88%	1.24%	0.88%	39.16%
Year Ended October 31, 2012 (f)	$10.29	0.16	0.30	0.46	(0.16)	(0.07)	(0.23)	$10.52	4.52%	$64,893,180	0.88%	1.52%	0.88%	15.75%
Year Ended October 31, 2011 (f)	$10.15	0.17	0.14	0.31	(0.17)	–	(0.17)	$10.29	3.10%	$60,593,403	0.88%	1.67%	0.88%	17.28%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$10.33	0.19	(0.07)	0.12	(0.21)	(0.07)	(0.28)	$10.17	1.17%	$46,044,533	0.31%	1.87%	0.31%	15.91%
Period Ended October 31, 2014 (f)(h)	$10.18	0.11	0.14	0.25	(0.10)	–	(0.10)	$10.33	2.51%	$13,465,257	0.25%	1.64%	0.25%	25.03%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$10.35	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.19	1.25%	$83,673,339	0.21%	2.02%	0.21%	15.91%
Year Ended October 31, 2014 (f)	$10.67	0.19	0.21	0.40	(0.20)	(0.52)	(0.72)	$10.35	4.04%	$69,248,334	0.22%	1.87%	0.22%	25.03%
Year Ended October 31, 2013 (f)	$10.59	0.20	0.27	0.47	(0.21)	(0.18)	(0.39)	$10.67	4.58%	$63,938,645	0.23%	1.86%	0.23%	39.16%
Year Ended October 31, 2012 (f)	$10.36	0.23	0.30	0.53	(0.23)	(0.07)	(0.30)	$10.59	5.16%	$47,775,938	0.23%	2.16%	0.23%	15.75%
Year Ended October 31, 2011 (f)	$10.22	0.24	0.14	0.38	(0.24)	–	(0.24)	$10.36	3.75%	$36,683,488	0.24%	2.31%	0.24%	17.28%

Service Class Shares
Year Ended October 31, 2015 (f)	$10.32	0.17	(0.07)	0.10	(0.18)	(0.07)	(0.25)	$10.17	0.94%	$173,472,921	0.61%	1.63%	0.61%	15.91%
Year Ended October 31, 2014 (f)	$10.65	0.15	0.20	0.35	(0.16)	(0.52)	(0.68)	$10.32	3.52%	$184,148,248	0.63%	1.48%	0.63%	25.03%
Year Ended October 31, 2013 (f)	$10.57	0.16	0.27	0.43	(0.17)	(0.18)	(0.35)	$10.65	4.16%	$194,028,941	0.63%	1.49%	0.63%	39.16%
Year Ended October 31, 2012 (f)	$10.34	0.18	0.30	0.48	(0.18)	(0.07)	(0.25)	$10.57	4.75%	$221,292,727	0.63%	1.77%	0.63%	15.75%
Year Ended October 31, 2011 (f)	$10.20	0.20	0.14	0.34	(0.20)	–	(0.20)	$10.34	3.35%	$218,800,000	0.64%	1.93%	0.64%	17.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

October 31, 2015

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2015, the Trust operates fifty-one (51) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds operates as a “fund of funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. Each of the Funds, except Investor Destinations Aggressive, may also invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Funds currently offer Class A, Class C, Class R, Service Class, Institutional Service Class and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

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Notes to Financial Statements (Continued)

October 31, 2015

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Each of the Funds (except Investor Destinations Aggressive) may invest in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays a Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from November 1, 2014 through March 31, 2015, the rate was 3.50%. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. For the period from July 1, 2015 through September 30, 2015, the rate was 3.35%. For the period from October 1, 2015 through October 31, 2015, the rate was 3.30%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, a Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of each Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption. As of October 31, 2015, Investor Destinations Moderately Aggressive did not have an investment in the Nationwide Fixed Contract.

At October 31, 2015, 100% of the market value of Investor Destinations Aggressive and Investor Destinations Moderately Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2015. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderate Fund

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$134,243,622	$134,243,622
Mutual Funds	1,542,247,430	—	—	1,542,247,430
Total	$1,542,247,430	$—	$134,243,622	$1,676,491,052

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Notes to Financial Statements (Continued)

October 31, 2015

Investor Destinations Moderately Conservative Fund

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$88,609,884	$88,609,884
Mutual Funds	467,777,959	—	—	467,777,959
Total	$467,777,959	$—	$88,609,884	$556,387,843

Investor Destinations Conservative Fund

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$130,435,078	$130,435,078
Mutual Funds	414,868,453	—	—	414,868,453
Total	$414,868,453	$—	$130,435,078	$545,303,531

During the year ended October 31, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Investor Destinations Moderately Aggressive

	Fixed Contract	Total
Balance as of 10/31/14	$42,824,351	$42,824,351
Interest Income from Affiliates	480,910	480,910
Purchases	—	—
Sales	(43,305,261)	(43,305,261)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/15	$—	$—

Investor Destinations Moderate

	Fixed Contract	Total
Balance as of 10/31/14	$143,734,124	$143,734,124
Interest Income from Affiliates	4,742,215	4,742,215
Purchases	5,197,721	5,197,721
Sales	(19,430,438)	(19,430,438)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/15	$134,243,622	$134,243,622

78

Notes to Financial Statements (Continued)

October 31, 2015

The following table represents Investor Destinations Moderate Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$134,243,622	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.30 - 3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

Investor Destinations Moderately Conservative

	Fixed Contract	Total
Balance as of 10/31/14	$89,187,160	$89,187,160
Interest Income from Affiliates	3,055,324	3,055,324
Purchases	8,992,429	8,992,429
Sales	(12,625,029)	(12,625,029)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/15	$88,609,884	$88,609,884

The following table represents Investor Destinations Moderately Conservative Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$88,609,884	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.30 - 3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

Investor Destinations Conservative

	Fixed Contract	Total
Balance as of 10/31/14	$103,605,467	$103,605,467
Interest Income from Affiliates	3,974,258	3,974,258
Purchases	32,242,187	32,242,187
Sales	(9,386,834)	(9,386,834)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/15	$130,435,078	$130,435,078

79

Notes to Financial Statements (Continued)

October 31, 2015

The following table represents Investor Destinations Conservative Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$130,435,078	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.30 - 3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

Amounts designated as “—” are zero or have been rounded to zero.

*	NFA can increase or redeem all or a portion of each Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Funds cannot assign or transfer their interest in the Nationwide Fixed Contract to any party. If a Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Funds or Nationwide Life have the ability to terminate their investments in the Nationwide Fixed Contract at their discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities

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Notes to Financial Statements (Continued)

October 31, 2015

have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to- maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2015 are primarily attributable to capital distributions from underlying funds and distribution redesignations. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

81

Notes to Financial Statements (Continued)

October 31, 2015

Reclassifications for the year ended October 31, 2015 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Investor Destinations Aggressive	$—	$3,242,540	$(3,242,540)
Investor Destinations Moderate Aggressive	—	4,682,545	(4,682,545)
Investor Destinations Moderate	—	3,778,773	(3,778,773)
Investor Destinations Moderately Conservative	—	1,114,279	(1,114,279)
Investor Destinations Conservative	—	782,663	(782,663)

Amounts designated as “—” are zero or have been rounded to zero.

(d)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of

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Notes to Financial Statements (Continued)

October 31, 2015

Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets. For the year ended October 31, 2015, the Funds effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.25% for each share class until February 29, 2016.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2015, the Funds had no cumulative potential reimbursements, and no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement during the year ended October 31, 2015.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2015, NFM received $1,539,539 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject

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Notes to Financial Statements (Continued)

October 31, 2015

to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2015, the Funds’ aggregate portion of such costs amounted to $24,640.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, 0.50% of Class R shares, and 0.25% of Service Class shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2015, the Funds imposed front-end sales charges of $1,592,663. From these fees, NFD retained a portion amounting to $225,033.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2015, the Funds imposed CDSCs of $11,373. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Institutional Service Class, and Service Class shares of each Fund.

For the year ended October 31, 2015, the effective rates for administrative services fees paid by the Funds were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Investor Destinations Aggressive	0.11%	0.10%	0.15%	0.11%	0.15%
Investor Destinations Moderately Aggressive	0.13	0.09	0.15	0.13	0.15
Investor Destinations Moderate	0.13	0.09	0.15	0.13	0.15
Investor Destinations Moderately Conservative	0.13	0.08	0.14	0.12	0.15
Investor Destinations Conservative	0.09	0.08	0.15	0.10	0.15

For the year ended October 31, 2015, each Fund’s total administrative services fees were as follows:

Fund	Amount
Investor Destinations Aggressive	$1,522,537
Investor Destinations Moderately Aggressive	2,390,973
Investor Destinations Moderate	1,965,237
Investor Destinations Moderately Conservative	626,855
Investor Destinations Conservative	523,558

84

Notes to Financial Statements (Continued)

October 31, 2015

As of October 31, 2015, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	39.74%
Investor Destinations Moderately Aggressive	32.92
Investor Destinations Moderate	27.00
Investor Destinations Moderately Conservative	20.74
Investor Destinations Conservative	12.52

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds, and each of the Funds (except Investor Destinations Aggressive) can invest in the Nationwide Fixed Contract. The Funds’ transactions in the shares of affiliated Underlying Funds and in the Nationwide Fixed Contract during the year ended October 31, 2015 were as follows:

Investor Destinations Aggressive

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$121,131,334	$13,195,751	$9,850,947	$2,120,974	$(529,206)	$1,079,712	$115,072,270
Nationwide Bailard Emerging Markets Equity Fund	—	40,195,019	—	185,024	—	—	32,522,660
Nationwide International Index Fund	329,146,996	41,805,817	31,437,621	10,376,366	(2,315,766)	1,059,697	324,530,286
Nationwide Mid Cap Market Index Fund	177,828,083	14,049,868	21,167,420	2,407,340	4,049,550	11,522,932	162,679,062
Nationwide S&P 500 Index Fund	402,830,465	26,091,414	85,019,939	8,011,922	18,093,005	14,765,085	341,125,091
Nationwide Small Cap Index Fund	165,930,765	15,927,516	33,099,392	2,070,628	10,573,485	11,020,406	137,598,827
Nationwide Bond Index Fund	25,100,478	2,833,187	3,998,741	541,037	(186,960)	276,467	23,534,389
Nationwide Core Plus Bond Fund	25,214,901	2,853,780	4,192,014	750,144	33,333	26,823	23,648,550

85

Notes to Financial Statements (Continued)

October 31, 2015

Investor Destinations Moderately Aggressive

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$244,444,800	$23,883,163	$23,057,807	$4,268,494	$(974,512)	$2,178,875	$226,643,889
Nationwide Bailard Emerging Markets Equity Fund	—	43,717,232	—	199,298	—	—	35,349,397
Nationwide International Index Fund	486,657,289	61,967,915	53,051,059	15,245,018	(2,140,615)	1,566,535	474,160,821
Nationwide Mid Cap Market Index Fund	255,141,922	21,073,991	36,567,877	3,414,007	13,978,081	16,419,917	228,502,636
Nationwide S&P 500 Index Fund	589,201,202	33,822,708	139,894,606	11,462,776	35,609,815	21,539,969	479,353,115
Nationwide Small Cap Index Fund	214,525,486	19,330,139	51,045,709	2,605,618	19,689,720	14,119,819	169,053,219
Nationwide Ziegler Equity Income Fund	22,812,462	22,418,339	4,353,949	1,038,663	600,727	201,838	39,403,984
Nationwide Bond Index Fund	101,728,389	74,166,106	22,680,592	3,066,335	(1,175,210)	1,120,477	150,557,027
Nationwide Core Plus Bond Fund	82,565,094	27,168,887	13,686,849	2,872,073	93,485	87,829	94,969,982
Nationwide HighMark Short Term Bond Fund	42,082,458	171,846	42,211,019	171,846	(49,208)	—	—
Nationwide Fixed Contract	42,824,351	—	43,305,261	480,910	—	—	—

Investor Destinations Moderate

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$251,774,619	$18,718,943	$17,556,379	$4,386,055	$(705,675)	$2,244,210	$233,950,712
Nationwide Bailard Emerging Markets Equity Fund	—	19,169,173	—	88,283	—	—	15,518,055
Nationwide International Index Fund	298,898,216	48,500,271	34,297,954	9,481,988	12,094,430	964,178	299,517,570
Nationwide Mid Cap Market Index Fund	183,062,237	15,674,956	40,547,111	2,339,810	22,871,098	11,830,105	150,815,601
Nationwide S&P 500 Index Fund	365,882,282	26,147,770	67,524,911	7,290,254	36,998,263	13,268,106	322,280,564
Nationwide Small Cap Index Fund	108,205,638	10,761,384	29,362,346	1,297,926	16,317,376	7,231,164	82,798,593
Nationwide Ziegler Equity Income Fund	38,876,540	19,636,547	4,768,714	1,449,262	705,243	336,627	52,013,557
Nationwide Bond Index Fund	177,437,996	55,482,269	30,016,539	4,330,396	(759,051)	1,949,934	199,472,906
Nationwide Core Plus Bond Fund	90,628,847	4,421,943	10,075,148	2,676,796	85,456	96,376	84,181,069
Nationwide Highmark Short Term Bond Fund	87,643,680	3,298,441	22,994,700	989,060	(108,194)	—	67,578,938
Nationwide Inflation-Protected Securities Fund	55,031,633	224,650	20,621,978	67,165	(1,082,531)	—	34,119,865
Nationwide Fixed Contract	143,734,124	5,197,721	19,430,438	4,742,215	—	—	134,243,622

86

Notes to Financial Statements (Continued)

October 31, 2015

Investor Destinations Moderately Conservative

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$59,573,052	$4,485,904	$3,995,865	$1,046,383	$(106,819)	$536,280	$55,617,965
Nationwide International Index Fund	59,332,974	9,929,887	11,041,860	1,800,548	3,460,212	191,935	55,980,027
Nationwide Mid Cap Market Index Fund	42,279,411	4,277,537	11,938,497	524,441	4,021,455	2,711,611	33,055,294
Nationwide S&P 500 Index Fund	78,003,054	8,792,414	13,240,208	1,598,529	5,070,482	2,857,664	73,152,627
Nationwide Small Cap Index Fund	17,886,298	2,168,838	2,691,908	233,077	932,877	1,196,488	16,130,065
Nationwide Ziegler Equity Income Fund	18,463,648	6,604,518	1,623,600	647,247	240,858	156,901	22,721,958
Nationwide Bond Index Fund	117,880,392	25,980,889	20,176,666	2,697,344	(257,842)	1,291,780	121,616,344
Nationwide Core Plus Bond Fund	23,825,280	7,129,124	2,625,250	822,429	24,472	25,344	28,027,082
Nationwide HighMark Short Term Bond Fund	59,638,836	976,073	15,812,586	652,673	(71,178)	—	44,554,022
Nationwide Inflation-Protected Securities Fund	29,672,403	599,495	13,125,207	36,352	(680,787)	—	16,922,575
Nationwide Fixed Contract	89,187,160	8,992,429	12,625,029	3,055,324	—	—	88,609,884

Investor Destinations Conservative

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2015
Nationwide Portfolio Completion Fund	$37,886,479	$10,759,423	$2,406,104	$683,258	$(72,520)	$346,557	$43,312,345
Nationwide International Index Fund	19,080,955	8,804,779	5,022,335	615,675	1,067,803	61,447	22,178,716
Nationwide Mid Cap Market Index Fund	14,362,749	6,451,854	3,554,441	208,319	852,169	938,767	16,772,071
Nationwide S&P 500 Index Fund	23,799,160	10,908,886	6,941,039	529,121	1,960,132	881,947	28,019,778
Nationwide Small Cap Index Fund	4,736,347	2,242,576	1,066,765	67,018	(9,024)	325,986	5,598,737
Nationwide Ziegler Equity Income Fund	19,080,955	7,071,507	3,208,995	626,162	420,606	166,865	22,638,122
Nationwide Bond Index Fund	117,871,360	50,493,313	13,734,486	2,991,403	(91,689)	1,306,656	152,365,227
Nationwide Core Plus Bond Fund	18,822,644	8,907,760	641,447	717,853	7,636	20,441	26,820,355
Nationwide Highmark Short Term Bond Fund	65,968,529	11,807,970	12,500,474	829,376	(47,099)	—	64,962,031
Nationwide Inflation-Protected Securities Fund	37,587,896	7,409,208	12,316,277	47,146	(642,728)	—	32,201,071
Nationwide Money Market Fund	9,354,946	537,895	9,892,841	—	—	—	—
Nationwide Fixed Contract	103,605,467	32,242,187	9,386,834	3,974,258	—	—	130,435,078

Amounts designated as “—” are zero or have been rounded to zero.

87

Notes to Financial Statements (Continued)

October 31, 2015

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit and Earnings Credit

Effective July 16, 2015, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 14, 2016. At October 31, 2015, the Funds had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the year ended October 31, 2015, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$156,952,352	$188,766,074
Investor Destinations Moderately Aggressive	327,720,326	429,854,728
Investor Destinations Moderate	227,234,068	297,196,218
Investor Destinations Moderately Conservative	79,937,108	108,896,676
Investor Destinations Conservative	157,637,358	80,672,038

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Additional information about derivatives-related risks, if applicable to the affiliated Underlying Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU

88

Notes to Financial Statements (Continued)

October 31, 2015

2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the impact ASU 2015-07 will have on the Funds financial statement disclosures.

10.  Other

As of October 31, 2015, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	54.11%	4
Investor Destinations Moderately Aggressive	64.47	5
Investor Destinations Moderate	50.00	4
Investor Destinations Moderately Conservative	42.88	3	(a)
Investor Destinations Conservative	23.15	2	(a)
(a)	Each such account is the account of an affiliated fund.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$22,217,636	$55,433,374	$77,651,010	$—	$77,651,010
Investor Destinations Moderate Aggressive	38,124,666	78,920,726	117,045,392	—	117,045,392
Investor Destinations Moderate	33,171,626	64,360,212	97,531,838	—	97,531,838
Investor Destinations Moderately Conservative	10,741,641	12,678,687	23,420,328	—	23,420,328
Investor Destinations Conservative	8,550,330	3,168,228	11,718,558	—	11,718,558

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$20,454,239	$16,760,506	$37,214,745	$—	$37,214,745
Investor Destinations Moderately Aggressive	34,854,977	43,454,993	78,309,970	—	78,309,970
Investor Destinations Moderate	28,851,501	55,099,484	83,950,985	—	83,950,985
Investor Destinations Moderately Conservative	9,309,455	39,396,579	48,706,034	—	48,706,034
Investor Destinations Conservative	6,554,859	20,979,602	27,534,461	—	27,534,461

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

89

Notes to Financial Statements (Continued)

October 31, 2015

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive	$—	$68,224,839	$68,224,839	$—	$—	$155,335,725	$223,560,564
Investor Destinations Moderate Aggressive	35,680	118,243,067	118,278,747	—	—	224,196,676	342,475,423
Investor Destinations Moderate	685,879	117,095,142	117,781,021	—	—	118,414,508	236,195,529
Investor Destinations Moderately Conservative	520,878	17,450,494	17,971,372	—	—	13,946,390	31,917,762
Investor Destinations Conservative	717,494	6,986,161	7,703,655	—	—	(1,639,137)	6,064,518

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$1,005,375,410	$180,404,612	$(25,068,887)	$155,335,725
Investor Destinations Moderate Aggressive	1,673,797,394	264,251,026	(40,054,350)	224,196,676
Investor Destinations Moderate	1,558,076,544	156,944,023	(38,529,515)	118,414,508
Investor Destinations Moderately Conservative	542,441,453	25,664,355	(11,717,965)	13,946,390
Investor Destinations Conservative	546,942,668	8,621,539	(10,260,676)	(1,639,137)

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

90

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets, and of cash flows, as applicable, and the financial highlights present fairly, in all material respects, the financial position of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations and their cash flows, as applicable, for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

91

Supplemental Information

October 31, 2015 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the taxable year ended October 31, 2015, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Investor Destinations Aggressive	52.31%
Investor Destinations Moderately Aggressive	46.09%
Investor Destinations Moderate	36.41%
Investor Destinations Moderately Conservative	26.43%
Investor Destinations Conservative	16.73%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Investor Destinations Aggressive	$55,433,374
Investor Destinations Moderately Aggressive	78,920,726
Investor Destinations Moderate	64,360,212
Investor Destinations Moderately Conservative	12,678,687
Investor Destinations Conservative	3,168,228

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2015, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$10,353,530	$0.0965
Investor Destinations Moderately Aggressive	15,146,335	0.0883
Investor Destinations Moderate	9,388,677	0.0600
Investor Destinations Moderately Conservative	1,767,811	0.0330
Investor Destinations Conservative	604,481	0.0112

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2015, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$488,208	$0.0046
Investor Destinations Moderately Aggressive	868,350	0.0051
Investor Destinations Moderate	511,498	0.0033
Investor Destinations Moderately Conservative	83,693	0.0016
Investor Destinations Conservative	28,618	0.0005

92

Management Information

October 31, 2015

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, and other directorships or trusteeships they have held during the past five years in any publicly-traded company or registered investment company are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	119	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

93

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	119	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	119	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

94

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	119	None

95

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119	Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare Foundation (non-profit foundation) since 2009.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

96

Management Information (Continued)

October 31, 2015

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)

Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007.
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2] and NWD Investments[2].
Jennifer T. Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President, Nationwide Funds Marketing for NFS.[2] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[2] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[2]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

97

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

98

Market Index Definitions (con’t.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

99

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

100

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

101

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadvisor: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadvisor manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadvisor.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

102

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-ID 12/15

Annual Report

October 31, 2015

Nationwide Mutual Funds

Equity Funds

Nationwide Fund

Nationwide Diverse Managers Fund

Nationwide Global Equity Fund

Nationwide Growth Fund

Nationwide Herndon Mid Cap Value Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide Ziegler Equity Income Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2015

Dear Investor,

You’ve mapped out an investment plan and begun to make progress toward your future goals, such as retirement. Yet, you may be tempted to stop moving forward or change direction when you hear news of difficult economic conditions. Perhaps you questioned your financial plan during the market correction that occurred this past August or in response to conflicting reports about rising interest rates.

While headlines may be confusing or even frightening, they should not serve as the basis for investment decisions. Long-term goals don’t change just because the market does, and it’s important to remain calm and focused on your future as market noise intensifies during periods of volatility. We urge you to talk with your financial advisor regularly to discuss why you shouldn’t allow transitory economic sound bites to discourage you from climbing closer to your goals.

This report brings you a snapshot of recent market trends and your Fund’s performance for the annual reporting period ended October 31, 2015, including your Fund’s specific holdings. For the fiscal year of November 1, 2014 through October 31, 2015, the broad U.S. stock market, as measured by the S&P 500® Index, reported a 5.20% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 1.96% for the same period. (Please turn to the Economic Review for a more detailed account of the economic trends that prevailed during your Fund’s annual reporting period.)

As you review this report and future reports, remember to evaluate your progress within the context of your holistic plan. Opportunities are inherent to most market cycles, and we urge investors to seek them with a long-term perspective and a sound asset allocation strategy.

Please know that we are here for the long term, poised to help you with your financial goals, such as preparing for your retirement. As always, thank you for your investment in the Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2015, most asset classes produced a positive investment return. Domestic equities rallied, with the S&P 500® Index delivering a 5.20% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively weak during the reporting period, with the MSCI EAFE® Index registering -0.07% and the MSCI Emerging Markets® Index -14.53%, as investors reacted to worries about global growth. Emerging markets were particularly hard hit, as China’s economy experienced a slowdown and investors considered the implication of a rising U.S. dollar as well as the potential for higher interest rates. Fixed-income investment returns were mixed during the reporting period, driven by lower long-term interest rates and offset by widening credit spreads, particularly in the high-yield market.

In the United States, equity markets managed to gain despite volatile gross domestic product (GDP) growth, sluggish earnings growth and uncertainty about the timing of the Federal Reserve’s initial interest rate hike. GDP growth came in at 0.6% for the first calendar quarter of 2015 before accelerating to 3.9% in the second quarter and falling to 1.5% in the third quarter. Given the uneven growth and uncertain conditions in the international markets during the reporting period, the Fed did not act to raise rates, yet Fed officials suggested that the federal funds rate would rise in the near future. Long-term Treasury yields fell during the reporting period but short-term rates rose, with the two-year yield higher by 0.27%.

The S&P 500 Index produced positive performance in six of the 12 months of the reporting period. The weakest month was August 2015, with the Index registering -6.03%, but the brief downturn was more than offset by the Index’s 8.44% return in October 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were consumer discretionary, up 21.1%; and information technology, up 11.2%. These two sectors benefited from relatively strong earnings growth as well as merger-and-acquisition activity. The weakest sectors were energy, down 19.3%; and materials, down 4.6%. Both sectors reacted negatively to the period’s substantial decline in commodity prices.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks slightly outperforming small-cap stocks, and growth outperforming value.

U.S. economic activity was volatile during the reporting period, yet an expected 2.5% economic growth rate for calendar year 2015 would be the strongest since 2006. Inflation was extremely low during the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to significant declines in the prices of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.7% to 5.0%.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance experienced throughout the economic recovery during the past several years. The S&P 500 Index outperformed the MSCI EAFE Index in six of the past eight quarters, and in 17 of the 26 quarters since the market bottom in 2009, the performance gap was relatively narrow. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

2

Economic Review (con’t.)

Performance in the fixed-income markets during the reporting period was driven by a decline in interest rates that served to offset a widening in credit spreads. Long-term Treasury yields fell slightly from 2.31% to 2.14% during the reporting period.

3

Fund Commentary	Nationwide Fund

For the annual period ended October 31, 2015, the Nationwide Fund (Institutional Service Class) returned 3.93% versus 5.20% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 861 funds as of October 31, 2015) was 3.61% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. equity market environment during the 12 months ending October 31, 2015 was marked by a significant sell-off late in the period when concerns over slowing economic growth in China, slumping oil prices, and continuing U.S. dollar strength that limited the competitiveness of U.S. exporters all combined to drive global equity markets sharply lower.

Most global stock markets and U.S. style and market capitalization indices were directly impacted but, by the end of the annual period many indices, including the S&P 500, had somewhat recovered and ended the period in positive territory.

The Nationwide Fund employs a broadly-diversified approach to portfolio management that seeks to generate attractive risk-adjusted returns from stock selection rather than significant sector over or underweights. A key part of the Fund’s investment process relies on identifying knowledgeable market participants who have shown established insight into a company or market segment. We then monitor the activities of these “informed agents” to provide signals of possible future stock performance.

Due to the environment of low interest rates and market movement driven primarily by economic activity, active strategies have struggled to deliver performance. However, with rate hikes from the Federal Reserve imminent and the domestic economy stabilizing, the team expects that the environment will be much more supportive of our investment process.

During the reporting period, sector weightings modestly contributed to positive relative performance with allocations to the Consumer Discretionary, Energy and Health Care sectors. This, however, was more than offset by stock selection, particularly in the Consumer Discretionary and Utilities sectors, which was not sufficient to deliver positive performance versus the benchmark.

In the Consumer Discretionary sector, GoPro, Inc. and DISH Network Corp. did not meet our expectations and in the Utilities sector, portfolio underperformance was driven partly by holdings in TerraForm Power, Inc. and OGE Energy Corp.

The Fund’s stock selection in the Information Technology and Energy sectors contributed positively to performance versus the benchmark, with names such as Skyworks Solutions, Inc. (a semiconductor company) and Valero Energy Corp. overweighted and outperforming the benchmark. The contribution from positive stock selection in these sectors, along with value-added stock selection in the Industrials and Consumer Staples sectors, was not sufficient to generate overall Fund outperformance and offset the drag created by stock selection in the Consumer Discretionary, Utilities and Materials sectors.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return the Fund might earn on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Fund

Asset Allocation†

Common Stocks	97.4%
Repurchase Agreement	0.8%
Mutual Fund††	0.0%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	7.2%
Pharmaceuticals	5.1%
Banks	4.9%
Technology Hardware, Storage & Peripherals	4.8%
Software	4.5%
Specialty Retail	4.0%
Real Estate Investment Trusts (REITs)	3.8%
Information Technology Services	3.8%
Hotels, Restaurants & Leisure	3.2%
Communications Equipment	2.9%
Other Industries*	55.8%
100.0%

Top Holdings†††

Apple, Inc.	4.8%
Wells Fargo & Co.	3.6%
AT&T, Inc.	2.8%
Microsoft Corp.	2.8%
General Dynamics Corp.	2.7%
Pfizer, Inc.	2.6%
Chevron Corp.	2.2%
Home Depot, Inc. (The)	2.1%
PPG Industries, Inc.	2.1%
Abbott Laboratories	2.0%
Other Holdings*	72.3%
100.0%

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 3.93%, underperforming its benchmark by 1.27% and outperforming the Lipper peer category median by 0.32%

•	Sector weightings modestly contributed to positive relative performance with allocations to the Consumer Discretionary, Energy and Health Care sectors

•	Stock selection, particularly in the Consumer Discretionary and Utilities sectors, was not sufficient to deliver positive performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

5

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.68%	12.62%	5.96%
	w/SC2	(2.29)%	11.29%	5.34%
Class C	w/o SC1	2.88%	11.80%	5.21%
	w/SC3	1.88%	N/A	N/A
Class R4,5		3.19%	12.20%	5.64%
Institutional Service Class[6]	w/o SC	3.93%	12.88%	6.21%
	w/SC7	N/A	11.85%	5.72%
S&P 500® Index		5.20%	14.33%	7.85%
CPI		0.17%	1.69%	1.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.00%	0.96%
Class C	1.78%	1.74%
Class R	1.46%	1.42%
Institutional Service Class	0.77%	0.73%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2016, in addition to a management fee waiver in place through February 28, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

6

Fund Performance (con’t.)	Nationwide Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	995.00	4.78	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95
Class C Shares	Actual	(a)	1,000.00	990.50	8.63	1.72
	Hypothetical	(a)(b)	1,000.00	1,016.53	8.74	1.72
Class R Shares	Actual	(a)	1,000.00	992.70	7.13	1.42
	Hypothetical	(a)(b)	1,000.00	1,018.05	7.22	1.42
Institutional Service Class Shares	Actual	(a)	1,000.00	996.10	3.67	0.73
	Hypothetical	(a)(b)	1,000.00	1,021.53	3.72	0.73

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2015

Nationwide Fund

Common Stocks 97.4%

	Shares	Market Value

Aerospace & Defense 2.6%
General Dynamics Corp.	173,895	$25,837,319

Air Freight & Logistics 0.9%
FedEx Corp.	54,070	8,437,623

Banks 4.8%
JPMorgan Chase & Co.	183,782	11,807,994
Wells Fargo & Co.	647,465	35,053,755

		46,861,749

Beverages 1.7%
Coca-Cola Co. (The)	386,350	16,361,922

Biotechnology 2.6%
Biogen, Inc.*	12,230	3,552,937
Celgene Corp.*	41,010	5,032,337
Gilead Sciences, Inc.	152,185	16,455,764

		25,041,038

Capital Markets 2.1%
Affiliated Managers Group, Inc.*	35,890	6,469,531
Goldman Sachs Group, Inc. (The)	51,063	9,574,313
Lazard Ltd., Class A	93,906	4,349,726

		20,393,570

Chemicals 2.5%
Mosaic Co. (The)	127,389	4,304,474
PPG Industries, Inc.	193,044	20,126,768

		24,431,242

Commercial Services & Supplies 0.7%
KAR Auction Services, Inc.	186,730	7,170,432

Communications Equipment 2.8%
Cisco Systems, Inc.	609,024	17,570,342
Harris Corp.	127,935	10,123,497

		27,693,839

Consumer Finance 1.0%
Discover Financial Services	166,850	9,380,307

Containers & Packaging 0.4%
Graphic Packaging Holding Co.	296,075	4,192,422

Distributors 0.5%
LKQ Corp.*	151,225	4,477,772

Diversified Consumer Services 0.4%
Graham Holdings Co., Class B	6,920	3,823,092

Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B*	33,450	4,549,869
MSCI, Inc.	130,310	8,730,770

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services (continued)
Voya Financial, Inc.	94,140	$3,819,260

		17,099,899

Diversified Telecommunication Services 2.7%
AT&T, Inc.	803,900	26,938,689

Electric Utilities 0.8%
American Electric Power Co., Inc.	145,160	8,223,314

Energy Equipment & Services 0.8%
Schlumberger Ltd.	105,485	8,244,708

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	22,340	3,532,401
CVS Health Corp.	99,030	9,782,183

		13,314,584

Food Products 1.6%
ConAgra Foods, Inc.	129,750	5,261,362
Mondelez International, Inc., Class A	229,354	10,586,981

		15,848,343

Gas Utilities 0.3%
Questar Corp.	158,450	3,271,992

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	430,220	19,273,856

Health Care Providers & Services 2.3%
Aetna, Inc.	33,035	3,791,757
McKesson Corp.	35,480	6,343,824
UnitedHealth Group, Inc.	102,040	12,018,271

		22,153,852

Hotels, Restaurants & Leisure 3.1%
Carnival Corp.	282,690	15,287,875
Darden Restaurants, Inc.	169,030	10,461,267
Starwood Hotels & Resorts Worldwide, Inc.	57,150	4,564,570

		30,313,712

Household Durables 0.8%
GoPro, Inc., Class A* (a)	308,330	7,708,250

Household Products 1.2%
Procter & Gamble Co. (The)	158,483	12,104,932

Industrial Conglomerates 0.9%
General Electric Co.	290,902	8,412,886

Information Technology Services 3.7%
Amdocs Ltd.	97,840	5,828,329
Broadridge Financial Solutions, Inc.	105,910	6,310,118
Cognizant Technology Solutions Corp., Class A*	113,610	7,737,977

9

Statement of Investments (Continued)

October 31, 2015

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Xerox Corp.	1,735,695	$16,298,176

		36,174,600

Insurance 1.8%
Allied World Assurance Co. Holdings AG	71,430	2,597,195
Lincoln National Corp.	178,580	9,555,816
Prudential Financial, Inc.	68,950	5,688,375

		17,841,386

Internet & Catalog Retail 1.8%
Amazon.com, Inc.*	20,095	12,577,461
Liberty Interactive Corp. QVC Group, Series A*	82,719	2,264,019
Netflix, Inc.*	27,845	3,017,841

		17,859,321

Internet Software & Services 2.4%
Alphabet, Inc., Class A*	14,968	11,037,254
Alphabet, Inc., Class C*	9,463	6,726,395
eBay, Inc.*	126,560	3,531,024
IAC/InterActiveCorp.	33,950	2,274,989

		23,569,662

Life Sciences Tools & Services 0.9%
Thermo Fisher Scientific, Inc.	67,430	8,818,495

Machinery 0.8%
Snap-on, Inc.	18,580	3,082,236
Toro Co. (The)	58,025	4,367,542

		7,449,778

Media 2.4%
Cinemark Holdings, Inc.	87,700	3,108,088
DISH Network Corp., Class A*	192,080	12,095,278
Liberty Media Corp., Series C*	90,295	3,535,049
Live Nation Entertainment, Inc.*	167,840	4,578,675

		23,317,090

Multi-Utilities 2.1%
DTE Energy Co.	52,340	4,270,420
WEC Energy Group, Inc.	312,180	16,096,001

		20,366,421

Oil, Gas & Consumable Fuels 7.1%
Anadarko Petroleum Corp.	63,250	4,230,160
Chevron Corp.	233,346	21,206,485
HollyFrontier Corp.	336,535	16,480,119
Marathon Petroleum Corp.	195,600	10,132,080
Occidental Petroleum Corp.	76,837	5,727,430
Valero Energy Corp.	177,160	11,678,387

		69,454,661

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 5.1%
Eli Lilly & Co.	70,150	$5,722,136
Johnson & Johnson	122,270	12,352,938
Merck & Co., Inc.	114,295	6,247,365
Pfizer, Inc.	744,404	25,175,743

		49,498,182

Professional Services 1.6%
Equifax, Inc.	35,920	3,827,994
ManpowerGroup, Inc.	78,820	7,234,100
Verisk Analytics, Inc., Class A*	62,950	4,507,849

		15,569,943

Real Estate Investment Trusts (REITs) 3.7%
Boston Properties, Inc.	36,630	4,609,886
Equity LifeStyle Properties, Inc.	64,940	3,927,571
Equity Residential	49,210	3,804,917
Kilroy Realty Corp.	64,400	4,240,096
Omega Healthcare Investors, Inc.	204,180	7,048,294
Prologis, Inc.	230,810	9,862,511
Ventas, Inc.	56,920	3,057,742

		36,551,017

Real Estate Management & Development 0.7%
Forest City Enterprises, Inc., Class A*	181,455	4,010,156
Jones Lang LaSalle, Inc.	18,830	3,139,149

		7,149,305

Road & Rail 0.5%
Union Pacific Corp.	52,165	4,660,943

Semiconductors & Semiconductor Equipment 1.6%
Applied Materials, Inc.	679,721	11,398,921
First Solar, Inc.*	76,860	4,386,400

		15,785,321

Software 4.4%
Adobe Systems, Inc.*	122,890	10,895,428
Microsoft Corp.	503,655	26,512,399
Oracle Corp.	157,281	6,108,794

		43,516,621

Specialty Retail 3.9%
Home Depot, Inc. (The)	163,360	20,197,831
Lowe’s Cos., Inc.	241,610	17,838,066

		38,035,897

Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	382,910	45,757,745

Textiles, Apparel & Luxury Goods 1.0%
NIKE, Inc., Class B	32,220	4,221,787
Skechers U.S.A., Inc., Class A*	172,700	5,388,240

		9,610,027

10

Statement of Investments (Continued)

October 31, 2015

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Tobacco 2.7%
Altria Group, Inc.	282,300	$17,070,681
Philip Morris International, Inc.	111,911	9,892,932

		26,963,613

Trading Companies & Distributors 1.5%
HD Supply Holdings, Inc.*	491,245	14,634,189

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	124,600	3,568,544

Total Common Stocks (cost $855,594,918)		953,164,105

Mutual Fund 0.0%
Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	456,483	456,483

Total Mutual Fund (cost $456,483)		456,483

Repurchase Agreement 0.8%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $7,540,175, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $7,690,940. (c)(d)	$7,540,137	7,540,137

Total Repurchase Agreement (cost $7,540,137)		7,540,137

Total Investments (cost $863,591,538) (e) — 98.2%		961,160,725

Other assets in excess of liabilities — 1.8%		17,689,478

NET ASSETS — 100.0%		$978,850,203

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $7,630,000.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $7,996,620.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

Ltd.	Limited

REIT	Real Estate Investment Trust

At October 31, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
247	S&P 500 E-Mini	12/18/15	$25,610,195	$1,017,943

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

October 31, 2015

Nationwide Fund
Assets:
Investments, at value* (cost $856,051,401)	$953,620,588
Repurchase agreement, at value (cost $7,540,137)	7,540,137

Total Investments, at value (total cost $863,591,538)	961,160,725

Cash	24,661,713
Dividends receivable	759,993
Security lending income receivable	26,898
Receivable for capital shares issued	82,646
Reclaims receivable	54,633
Receivable for variation margin on futures contracts	1,029,489
Prepaid expenses	35,208

Total Assets	987,811,305

Liabilities:
Payable for capital shares redeemed	255,258
Payable upon return of securities loaned (Note 2)	7,996,620
Accrued expenses and other payables:
Investment advisory fees	411,654
Fund administration fees	27,942
Distribution fees	33,303
Administrative servicing fees	78,219
Accounting and transfer agent fees	69,110
Trustee fees	2,162
Custodian fees	3,513
Compliance program costs (Note 3)	531
Professional fees	34,051
Printing fees	48,240
Other	499

Total Liabilities	8,961,102

Net Assets	$978,850,203

Represented by:
Capital	$856,298,660
Accumulated undistributed net investment income	2,181,659
Accumulated net realized gains from investments and futures transactions	21,789,329
Net unrealized appreciation/(depreciation) from investments	97,569,187
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,017,943
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,575)

Net Assets	$978,850,203

Net Assets:
Class A Shares	$145,390,681
Class C Shares	4,645,828
Class R Shares	56,905
Institutional Service Class Shares	828,756,789

Total	$978,850,203

*	Includes value of securities on loan of $7,630,000 (Note 2).

12

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,517,667
Class C Shares	221,918
Class R Shares	2,602
Institutional Service Class Shares	37,690,586

Total	44,432,773

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$22.31
Class C Shares (b)	$20.93
Class R Shares	$21.87
Institutional Service Class Shares	$21.99
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$23.67

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$17,582,304
Income from securities lending (Note 2)	109,106
Interest income	17,726

Total Income	17,709,136

EXPENSES:
Investment advisory fees	5,237,162
Fund administration fees	290,529
Distribution fees Class A	211,630
Distribution fees Class C	22,819
Distribution fees Class R	456
Administrative servicing fees Class A	34,711
Administrative servicing fees Class C	1,533
Administrative servicing fees Class R	226
Administrative servicing fees Institutional Service Class	531,254
Registration and filing fees	71,726
Professional fees	49,217
Printing fees	124,643
Trustee fees	24,801
Custodian fees	33,587
Accounting and transfer agent fees	535,676
Compliance program costs (Note 3)	3,617
Other	21,915

Total expenses before fees waived	7,195,502

Investment advisory fees waived (Note 3)	(435,821)

Net Expenses	6,759,681

NET INVESTMENT INCOME	10,949,455

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	58,729,738
Net realized gains from futures transactions (Note 2)	1,177,698

Net realized gains from investments and futures transactions	59,907,436

Net change in unrealized appreciation/(depreciation) from investments†	(34,209,184)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	650,682
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,575)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(33,565,077)

Net realized/unrealized gains from investments, futures, and translation of assets and liabilities denominated in foreign currencies	26,342,359

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,291,814

†	Includes unrealized appreciation of $4,060,740 from merger (Note 13).

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Nationwide Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$10,949,455	$10,174,786
Net realized gains from investments and futures transactions	59,907,436	59,280,045
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(33,565,077)	55,705,480

Change in net assets resulting from operations	37,291,814	125,160,311

Distributions to Shareholders From:
Net investment income:
Class A	(920,233)	(706,619)
Class B (a)	–	(18,578)
Class C	(10,640)	(8,279)
Class R (b)	(774)	(278)
Institutional Service Class	(11,188,897)	(8,916,546)

Change in net assets from shareholder distributions	(12,120,544)	(9,650,300)

Change in net assets from capital transactions	58,147,176	(36,939,212)

Change in net assets	83,318,446	78,570,799

Net Assets:
Beginning of year	895,531,757	816,960,958

End of year	$978,850,203	$895,531,757

Accumulated undistributed net investment income at end of year	$2,181,659	$3,466,346

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,563,335	$4,177,368
Proceeds from shares issued from merger (Note 13)	67,107,918	–
Proceeds from shares issued from class conversion	–	3,971,246
Dividends reinvested	898,804	685,704
Cost of shares redeemed	(11,854,047)	(9,895,079)

Total Class A Shares	59,716,010	(1,060,761)

Class B Shares (a)
Proceeds from shares issued	–	75,190
Dividends reinvested	–	18,386
Cost of shares redeemed in class conversion	–	(3,971,246)
Cost of shares redeemed	–	(345,412)

Total Class B Shares	–	(4,223,082)

Class C Shares
Proceeds from shares issued	152,307	247,776
Proceeds from shares issued from merger (Note 13)	2,797,805	–
Dividends reinvested	6,657	5,680
Cost of shares redeemed	(474,044)	(171,409)

Total Class C Shares	2,482,725	82,047

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

15

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$48,459	$61,911
Dividends reinvested	774	278
Cost of shares redeemed	(102,995)	–

Total Class R Shares	(53,762)	62,189

Institutional Service Class Shares
Proceeds from shares issued	33,069,250	33,584,964
Proceeds from shares issued from merger (Note 13)	34,058,772	–
Dividends reinvested	10,691,126	8,489,925
Cost of shares redeemed	(81,816,945)	(73,874,494)

Total Institutional Service Class Shares	(3,997,797)	(31,799,605)

Change in net assets from capital transactions	$58,147,176	$(36,939,212)

SHARE TRANSACTIONS:
Class A Shares
Issued	159,749	204,184
Issued in merger (Note 13)	3,088,840	–
Issued in class conversion	–	201,322
Reinvested	41,768	34,235
Redeemed	(534,996)	(480,489)

Total Class A Shares	2,755,361	(40,748)

Class B Shares (a)
Issued	–	4,085
Reinvested	–	1,002
Redeemed in class conversion	–	(213,253)
Redeemed	–	(18,978)

Total Class B Shares	–	(227,144)

Class C Shares
Issued	7,362	12,411
Issued in merger (Note 13)	137,160	–
Reinvested	335	310
Redeemed	(22,947)	(8,769)

Total Class C Shares	121,910	3,952

Class R Shares (b)
Issued	2,262	3,052
Reinvested	37	14
Redeemed	(4,619)	–

Total Class R Shares	(2,320)	3,066

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

16

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	1,513,634	1,639,089
Issued in merger (Note 13)	1,590,605	–
Reinvested	502,969	428,186
Redeemed	(3,728,927)	(3,678,012)

Total Institutional Service Class Shares	(121,719)	(1,610,737)

Total change in shares	2,753,232	(1,871,611)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$21.77	0.22	0.57	0.79	(0.25)	(0.25)	–	$22.31	3.68%	$145,390,681	0.95%	0.98%	1.00%	72.24%	(e)
Year Ended October 31, 2014 (d)	$19.00	0.20	2.76	2.96	(0.19)	(0.19)	–	$21.77	15.64%	$81,892,569	0.94%	0.99%	0.99%	48.08%
Year Ended October 31, 2013 (d)	$15.13	0.19	3.87	4.06	(0.19)	(0.19)	–	$19.00	27.09%	$72,276,586	1.01%	1.08%	1.04%	113.60%
Year Ended October 31, 2012 (d)	$13.70	0.16	1.41	1.57	(0.14)	(0.14)	–	$15.13	11.56%	$62,152,954	1.03%	1.09%	1.04%	29.11%
Year Ended October 31, 2011 (d)	$12.93	0.12	0.73	0.85	(0.08)	(0.08)	–	$13.70	6.57%	$63,407,121	1.02%	0.86%	1.03%	24.31%	(e)

Class C Shares
Year Ended October 31, 2015 (d)	$20.45	0.04	0.54	0.58	(0.10)	(0.10)	–	$20.93	2.88%	$4,645,828	1.72%	0.18%	1.77%	72.24%	(e)
Year Ended October 31, 2014 (d)	$17.91	0.04	2.59	2.63	(0.09)	(0.09)	–	$20.45	14.72%	$2,045,558	1.70%	0.22%	1.75%	48.08%
Year Ended October 31, 2013 (d)	$14.30	0.06	3.66	3.72	(0.11)	(0.11)	–	$17.91	26.14%	$1,720,677	1.73%	0.40%	1.75%	113.60%
Year Ended October 31, 2012 (d)	$12.98	0.05	1.34	1.39	(0.07)	(0.07)	–	$14.30	10.76%	$1,957,387	1.74%	0.38%	1.75%	29.11%
Year Ended October 31, 2011 (d)	$12.27	0.02	0.71	0.73	(0.02)	(0.02)	–	$12.98	5.91%	$2,071,661	1.75%	0.14%	1.76%	24.31%	(e)

Class R Shares (f)
Year Ended October 31, 2015 (d)	$21.35	0.14	0.54	0.68	(0.16)	(0.16)	–	$21.87	3.19%	$56,905	1.41%	0.62%	1.46%	72.24%	(e)
Year Ended October 31, 2014 (d)	$18.66	0.11	2.70	2.81	(0.12)	(0.12)	–	$21.35	15.15%	$105,062	1.37%	0.52%	1.42%	48.08%
Year Ended October 31, 2013 (d)	$14.87	0.13	3.81	3.94	(0.15)	(0.15)	–	$18.66	26.72%	$34,631	1.29%	0.79%	1.31%	113.60%
Year Ended October 31, 2012 (d)	$13.48	0.11	1.39	1.50	(0.11)	(0.11)	–	$14.87	11.21%	$26,348	1.35%	0.79%	1.36%	29.11%
Year Ended October 31, 2011 (d)	$12.74	0.06	0.73	0.79	(0.05)	(0.05)	–	$13.48	6.18%	$52,457	1.44%	0.46%	1.44%	24.31%	(e)

Institutional Service Class Shares (g)
Year Ended October 31, 2015 (d)	$21.46	0.27	0.56	0.83	(0.30)	(0.30)	–	$21.99	3.93%	$828,756,789	0.73%	1.24%	0.78%	72.24%	(e)
Year Ended October 31, 2014 (d)	$18.74	0.24	2.71	2.95	(0.23)	(0.23)	–	$21.46	15.85%	$811,488,568	0.72%	1.21%	0.77%	48.08%
Year Ended October 31, 2013 (d)	$14.93	0.22	3.82	4.04	(0.23)	(0.23)	–	$18.74	27.35%	$738,850,578	0.77%	1.31%	0.80%	113.60%
Year Ended October 31, 2012 (d)	$13.52	0.19	1.39	1.58	(0.17)	(0.17)	–	$14.93	11.82%	$589,243,783	0.80%	1.33%	0.81%	29.11%
Year Ended October 31, 2011 (d)	$12.75	0.15	0.73	0.88	(0.11)	(0.11)	–	$13.52	6.88%	$640,734,133	0.82%	1.06%	0.83%	24.31%	(e)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Excludes merger activity.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

18

Fund Commentary	Nationwide Diverse Managers Fund

For the annual period ended October 31, 2015, the Nationwide Diverse Managers Fund (Institutional Service Class) registered -2.94% versus 5.20% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Flexible Portfolio Funds (consisting of 548 funds as of October 31, 2015) was -2.18% for the same time period.

The following commentary is provided by Ariel Investments, LLC

Based on the past year’s returns, the U.S. equity market posted gains, albeit subpar ones. For the 12 months ended October 31, 2015, the U.S. large-cap S&P 500® Index gained 5.20%. The small-cap market, however, has been a different story: the U.S. small-cap Russell 2000® Index (Russell 2000) edged up just 0.34% for the same period. Moreover, there was heavy damage in the third quarter of 2015 when the Russell 2000 fell 11.92%. Losses have actually been scattered throughout the past year, hitting some areas harder than others.

Indeed, one of the hardest hit areas has been small value: over the trailing 12 months the Russell 2000 Value Index, fell -2.88% or about three percentage points worse than the core Russell 2000 Index. Even that understates the collapse in very small stocks that are cheap on an asset basis (the focus of this strategy). In the first three quarters of 2015, for instance, the decile of the Russell 2000 Value Index with the lowest price-to-book ratios, less than 0.9 times book value, lost an average of -23.25%.

In parsing our performance, we should note we do not invest by selecting sectors; our sector weightings simply comprise the results of our bottom-up stock selection. Over long periods of time, therefore, we expect sector allocation to be a small effect, albeit a mildly positive one. For the period, however, equity sector allocation was a significant detractor to performance for this sleeve. Based solely on sector allocation, technology was the top-performing sector while energy was the most detrimental area for this sleeve.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were Sigma Designs, Inc. (SIGM), First American Financial Corp. (FAF), and Century Casinos, Inc. (CNTY). We closed our position in Sigma Designs, Inc., a leading provider of system-on-chip solutions for entertainment and smart home systems, after it had gone up +119.05% before the third quarter 2015 downturn. We bought Sigma at a discount to asset value, and reached nearly 3x its asset value. Mortgage insurer First American Financial Corp. surged +29.34% due to its fundamental business strength. Its earnings reports throughout the period were solid, with its most recent report being $0.83 per share in operating earnings, which smashed the $0.67 consensus estimate. We continue to think the company is in very good shape and can do even better if housing fully recovers. Gaming company Century Casinos has gained +25.00% over the past year due to sound execution. Probably its most important achievement was opening its Century Downs “racino,” a racetrack and casino in Calgary, in early 2015. The company also has had nice penetration, good cost controls, and good profitability throughout the last 12 months.

The bottom performing stocks for the trailing year were Contango Oil & Gas Co. (MCF), Pendrell Corporation (PCO) and Erickson Inc. (EAC). In the first half of 2015 especially, natural gas and oil producer Contango declined sharply along with falling oil prices amidst weak results. All told, the stock fell -79.08% over the 12-month period. We think short-term issues have caused the market to undervalue this franchise. Intellectual property company, Pendrell Corp. (PCO) fell -59.88%, most of that in the third quarter of 2015 when it lost a high-profile court case. Specifically, a federal jury ruled Google Inc. (GOOG) and Samsung Electronics Co., Ltd. had not infringed upon the firm’s intellectual property. The company has a similar but larger case pending against Apple Inc. (AAPL), and investors are now pessimistic about that outcome. The company holds the rights to many intellectual properties, so we are not concerned about just one case. Helicopter company Erickson Inc. descended -78.70% in the past 12 months, most of it in late 2014 and early

19

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

2015. In late 2014 the company lowered its near-term outlook, and then in early 2015 took on debt in order to facilitate an acquisition. It still trades at a low multiple relative to assets, and we think management will do the right things going forward.

Subadviser:

Ariel Investments, LLC

Portfolio Managers:

Kenneth E. Kuhrt, CPA and David M. Maley

The following commentary is provided by Garcia Hamilton & Associates, L. P.

Although the Federal Reserve remained on hold and kept the Fed Funds Rate unchanged at the October 2015 meeting as the market expected, the Committee provided a clear indication in their statement that it could start raising their target rate at the mid-December meeting. The statement expressed reduced concern about international and financial market developments and noted that consumer spending and business fixed investment were increasing “at solid rates.” More importantly, however, was their reframing of the policy discussion from “how long” it will maintain low rates to “whether it will be appropriate to raise the target range at its next meeting.” This change in commentary signals that the Committee is more confident that it could start the process of “policy normalization” at the next meeting if incoming data fall generally in line with their forecasts.

Over the past twelve months, the 10-year Treasury yield touched a low 1.67% and a high of 2.48%, but ended October at 2.15%, representing a decline of 20 basis points for the period. In anticipation of a Fed rate hike, the 2-year yield increased 22 basis points to 0.73%, while the 30-year yield decreased 13 basis points to 2.93%. These moves caused the 2-30 year yield spread to flatten over the course of the year to 220 basis points.

With the continued decline in overall rates, the bond market delivered positive performance for the trailing 12 month period with a total return on the Barclays U.S. Aggregate Bond Index of 1.96%. Spread sectors were generally weaker during the period as three of the four spread sectors delivered negative excess returns. Corporate bonds were hit hardest with a negative excess return of -210 basis points, followed by agencies with a negative excess return of -144 basis points. Mortgage backed securities (MBS) also posted a negative excess return of -35 basis points, while asset backed securities had the sole positive excess return of 43 basis points. Thus, the Barclays U.S. Aggregate Bond Index provided a negative excess return of -74 basis points for the period.

The weakness in the corporate sector continues to benefit the fixed income sleeve of the Nationwide Diverse Managers Fund as we are underweight credit and overweight government securities. For the period ending October 31, 2015, the account held approximately 14% in the corporate sector versus the index weighting of 30%. In the agency and agency mortgage-backed securities sectors, the account held approximately 24% and 35% versus the benchmark weightings of 3% and 28%, respectively.

In addition to our sector weightings, the portfolio received positive contributions to performance from our duration management and yield curve positioning. Our duration remains longer than the benchmark index and we are positioned in anticipation of a flattening yield curve (long-term interest rates rising faster than short-term rates). Additionally, we have further reduced our corporate bond exposure. Rates have continued to move in our favor, and we believe that rates will remain range bound with a bias lower and that the yield curve will continue to flatten. Sectors that contributed most to relative performance include Industrials and Financials. Sectors that detracted the most to relative performance include commercial mortgage-backed securities and mortgage-backed securities. Lastly, the portfolio does not hold and will not purchase derivatives.

20

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

Subadviser:

Garcia Hamilton & Associates, L. P.

Portfolio Managers:

Jeffrey D. Detwiler, CFA, AAMS; Don Elsenbrock; Gilbert A. Garcia, CFA; Nancy Rodriguez; and Karen H. Tass, CFA

The following commentary is provided by Herndon Capital Management, LLC

Both stock selection and sector allocation were negative. In terms of allocation, the portfolio’s overweight position in the underperforming Energy sector, along with the underweight position in Health Care, were the largest detractors from relative performance.

The three sectors with the highest relative contribution for the period were Consumer Staples, Consumer Discretionary and Materials. The Consumer Staples sector garnered positive double-digit returns led by Altria Group, Inc., a domestic manufacturer and seller of cigarettes and other tobacco products. Consumer Discretionary benefited from the increased spending in U.S. off-brand retail establishments such as The TJX Companies, Inc. and Ross Stores, Inc. that appealed to investors over the period. Our stock selection in the Materials sector with holdings such as Newmarket Corp. and LyondellBasell drove the relative outperformance.

The sectors with the lowest level of contribution were Energy, Financials and Health Care. Much of the maligned performance of Energy occurred in the fourth quarter of 2014 as the decline in oil prices wreaked havoc on this part of the portfolio. The two worst performing Energy stocks during the period were Oasis Petroleum Inc. and SM Energy Co., both of which are exploration and production stocks, challenged by the severe volatility and price declines in crude oil. Within the Financials sector, the majority of the underperformance can be attributed to Nationstar Mortgage Holdings Inc. and Waddell & Reed Financial, Inc. Nationstar Mortgage was negatively impacted by disappointing earnings and heighted regulatory scrutiny. Nationstar Mortgage was sold from the portfolio at the end of the 2Q2015 as a result of it being removed from our universe, the Russell 1000 Index. Waddell & Reed, an asset manager where negative sentiment associated with turnover in the portfolio management ranks, increased outflows and weaker fund performance have disproportionately punished the company. Biotechnology companies, Gilead Sciences, Inc. and Baxalta Inc., led the relative underperformance in the Health Care sector.

The top three positive individual stock contributors were Altria Group, Inc. (+30%), Mylan Inc. (+9%) and Valero Energy Corp. (+35%). The bottom three individual stock contributors were Nationstar Mortgage Holdings Inc. (-52%), SM Energy Co. (-41%) and Oasis Petroleum Inc. (-58%).

As we look further into the fourth quarter and beyond, we believe the stimulus in the global economy will eventually begin to have a more positive impact. We believe the portfolio is advantageously exposed and highly correlated with the sectors that should perform well during such a period of market performance and significantly underweight those that should lag. As with many things in life, timing is everything. Our positioning has been consistent. Our view is that uncertainty breeds opportunity. The strategy remains overweight in the Energy, Materials and Technology sectors while underweight in Financials, Utilities, and Telecom.

Subadviser:

Herndon Capital Management, LLC

Portfolio Manager:

Randell A. Cain Jr., CFA

The following commentary is provided by Strategic Global Advisors, LLC (SGA)

For the year ending October 31, 2015, international equity markets delivered slightly negative returns as the MSCI World ex-US IMI Index returned -0.99% for the period. By contrast, the US equity market delivered better returns as the Russell 1000 Net Index returned +4.26% for the period.

21

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

Within the MSCI World ex-US IMI Index, performance across economic sectors varied considerably as the leading sectors Consumer Staples (+10.0%) and Consumer Discretionary (+9.1%) strongly outperformed the lagging sectors Energy (-26.0%) and Materials (-11.8%). Slowing economic growth in some parts of the world along with a decline in oil prices contributed to returns of Energy and Materials.

In this environment, the International All Cap Core portfolio managed by SGA as part of the Nationwide Diverse Managers Fund outperformed its benchmark for the period by 661 bps, returning 5.62% vs. -0.99% for the MSCI World ex-US IMI Net Index.

This positive excess return can be attributed primarily to stock selection guided by the firm’s stock selection model, fundamental overlay and portfolio management process. SGA’s approach is to invest primarily in stocks ranked highly by SGA’s stock selection model, while maintaining close to market weights for country, sector, and industry. As a result, even though falling oil prices and non-U.S. currencies depreciating versus the U.S. dollar had a major impact on the total returns of U.S. investor portfolios, currency and oil prices had only a small impact on the portfolio’s relative performance because the currency, country, and oil price exposures of the portfolio were similar to that of the sleeve’s benchmark.

For the year, returns to sector and country allocation were modestly positive while stock selection within sector and country was the primary driver of the outperformance versus the MSCI World ex-US IMI benchmark. Stock selection was positive in nine of ten economic sectors and selection was also strong across a number of countries, especially some of the countries with large portfolio allocations such as the UK, France, and Germany.

A few specific themes that positively impacted relative performance for the period along with U.S. dollar returns for stocks while they were held were:

•	Strong stock selection in Materials, where the portfolio’s holdings returned +8.2% versus

-11.8% for Materials stocks in the benchmark. Strong contributors here included UK-based paper and cardboard packaging firm Mondi (+41.0%) and two Japanese companies: Nippon Paint Holdings Co., Ltd. (+28.3%) and Nissan Chemical Industries, Ltd. (+39.8%).

•

Strong stock selection in the UK, where the portfolio’s holdings returned +6.0% versus -1.3% for UK stocks in the benchmark. Strong UK contributors included clothing retailer NEXT plc (+26.3%), property developer The Berkeley Group PLC (+27.2%) and telecom provider BT Group plc (+25.6%).

•

Strong stock selection in France, where the portfolio’s holdings returned +18.1% versus +5.3% for French stocks in the benchmark. Business and Technology Consulting firm Cap Gemini S.A. (+37.6%) and auto components manufacturer Valeo (+40.3%) were among the larger contributors.

A few specific themes that negatively impacted relative performance were:

•	Weak stock selection in Canada and Switzerland, where holdings in global food producer Nestlé S.A. returned -0.3% for the period held during the year.

•	Weak stock selection in Health Care, the one sector with negative stock selection.

Sector weights were kept fairly close to the benchmark and as of the end of the period the portfolio’s largest overweights are in Information Technology (1.39%) and Materials (1.44%) and largest underweights are in Health Care (-1.38%) and Utilities (-1.92).

Daily volatility spiked upward in global equity markets during the third quarter as 37% of the trading days during the third quarter had returns above 1% or below -1% in the MSCI EAFE index, a level not seen in over three years. A number of concerns and uncertainty hung over the markets including an economic slowdown in China and other emerging markets, what decision the U.S. Federal Reserve bank would make on interest rates, continuing conflicts in the Middle East and elsewhere, and the resolution to the Greek debt crisis that was announced early in the quarter.

22

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

GDP growth in the U.S., Eurozone, and the UK was positive for both the first and second quarters, but second quarter reported U.S. GDP growth was substantially stronger than these other areas. Despite concerns around global economic growth and the other issues mentioned above, company-specific fundamentals seem to continue to impact relative stock prices. We will continue to focus on stock selection as we believe companies with attractive valuations, good growth and investor sentiment coupled with high earnings quality will outperform over time.

Subadviser:

Strategic Global Advisors, LLC

Portfolio Managers:

Gary Baierl, Ph.D.; Cynthia Tusan, CFA; and Mark Wimer, CFA

The Fund is subject to the risks of investing in equity securities (including micro-cap, small companies). The Fund also is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in initial public offerings (IPOs) and special situation companies, which often are subject to greater and more unpredictable price changes than more-established stocks. A portion of the Fund utilizes a value style of investing and therefore may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

23

Fund Overview	Nationwide Diverse Managers Fund

Asset Allocation†

Common Stocks	55.9%
U.S. Government Mortgage Backed Agencies	15.1%
U.S. Treasury Bond	11.4%
U.S. Government Sponsored & Agency Obligations	10.3%
Corporate Bonds	5.8%
Exchange Traded Fund	0.3%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	6.2%
Pharmaceuticals	4.6%
Banks	3.7%
Diversified Financial Services	3.6%
Capital Markets	3.3%
Chemicals	3.1%
Technology Hardware, Storage & Peripherals	2.9%
Information Technology Services	2.8%
Tobacco	2.2%
Energy Equipment & Services	2.1%
Other Industries	65.5%
100.0%

Top Holdings††

U.S. Treasury Bond, 2.75%, 08/15/42	11.5%
Federal National Mortgage Association, 1.63%, 04/27/18	3.7%
Federal Farm Credit Banks, 0.22%, 05/17/18	3.1%
Federal Home Loan Mortgage Corp. Gold Pool, 5.00%, 11/01/31	2.5%
Federal National Mortgage Association Pool, 5.50%, 02/01/30	2.5%
Federal National Mortgage Association, 1.63%, 04/26/18	2.1%
Federal Home Loan Mortgage Corp. Gold Pool, 5.50%, 05/01/23	1.7%
Federal National Mortgage Association Pool, 5.50%, 11/01/25	1.3%
Federal Home Loan Mortgage Corp. Gold Pool, 5.00%, 09/01/31	1.3%
Lockheed Martin Corp.	1.3%
Other Holdings	69.0%
100.0%

Top Countries††

United States	82.9%
Japan	3.5%
United Kingdom	3.3%
France	1.5%
Ireland	1.3%
Switzerland	1.2%
Germany	1.0%
Canada	0.7%
Australia	0.7%
Netherlands	0.5%
Other Countries	3.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

24

Fund Performance	Nationwide Diverse Managers Fund

Average Annual Total Return

(For periods ended October 31, 2015)

	1 Yr.	Inception
Institutional Service Class[1]	(2.94)%	(1.13)%	[2]
S&P 500® Index	5.20%	9.03%
CPI	0.17%	0.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Not subject to any SCs.

[2]	Since inception date of March 31, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Institutional Service Class	1.88%	0.99%

^	Current effective prospectus dated March 1, 2015. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

25

Fund Performance (con’t.)	Nationwide Diverse Managers Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Diverse Managers Fund from inception through 10/31/15 versus the S&P 500® Index and the Consumer Price Index (CPI) from 4/1/14 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

26

Shareholder Expense Example	Nationwide Diverse Managers Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Diverse Managers Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Institutional Service Class Shares	Actual	(a)	1,000.00	950.40	4.08	0.83
	Hypothetical(a)(b)		1,000.00	1,021.02	4.23	0.83

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

27

Statement of Investments

October 31, 2015

Nationwide Diverse Managers Fund

Common Stocks 55.9%

	Shares	Market Value

Aerospace & Defense 2.0%
Airbus Group SE	236	$16,434
Lockheed Martin Corp.	917	201,584
Rockwell Collins, Inc.	1,234	107,013

		325,031

Air Freight & Logistics 1.0%
Kintetsu World Express, Inc.	400	7,516
United Parcel Service, Inc., Class B	1,557	160,402

		167,918

Auto Components 0.9%
Continental AG	142	34,098
GKN PLC	2,260	9,986
Spartan Motors, Inc.	9,900	40,887
Superior Industries International, Inc.	2,000	39,360
Valeo SA	166	25,635

		149,966

Automobiles 0.6%
Bayerische Motoren Werke AG	216	22,124
Daimler AG REG	106	9,192
Peugeot SA*	840	14,758
Renault SA	190	17,903
Toyota Motor Corp.	400	24,506

		88,483

Banks 2.0%
Australia & New Zealand Banking Group Ltd.	960	18,567
Bank Hapoalim BM	2,530	13,170
Bank Leumi Le-Israel BM*	4,000	15,177
Bank of East Asia Ltd. (The)	2,200	8,220
Bank of Yokohama Ltd. (The)	5,000	31,206
Barclays PLC	7,000	24,939
BNP Paribas SA	310	18,785
HSBC Holdings PLC	1,132	8,844
KBC Groep NV	420	25,537
Laurentian Bank of Canada	200	8,102
Lloyds Banking Group PLC	9,000	10,215
MB Financial, Inc.	600	19,344
Mitsubishi UFJ Financial Group, Inc.	2,500	16,169
National Bank of Canada	466	15,435
Nedbank Group Ltd.	373	6,200
Royal Bank of Canada	480	27,447
Skandinaviska Enskilda Banken AB, Class A	2,658	27,911
Toronto-Dominion Bank (The)	170	6,979
Westpac Banking Corp.	708	15,770

		318,017

Beverages 0.4%
Anheuser-Busch InBev NV	116	13,842
Britvic PLC	2,329	25,037

Common Stocks (continued)

	Shares	Market Value

Beverages (continued)
Heineken NV	240	$21,860

		60,739

Biotechnology 1.1%
Actelion Ltd. REG*	180	24,987
Gilead Sciences, Inc.	1,011	109,319
Kindred Biosciences, Inc.*	4,900	26,362
Vical, Inc.*	19,900	8,358
Zeltia SA*	1,300	5,768

		174,794

Building Products 0.4%
CSW Industrials, Inc.*	900	32,409
Lindab International AB	1,067	7,283
Simpson Manufacturing Co., Inc.	800	30,384

		70,076

Capital Markets 2.4%
Aberdeen Asset Management PLC	3,273	17,452
Capital Southwest Corp.	1,400	20,930
Cowen Group, Inc., Class A*	19,000	79,990
Eaton Vance Corp.	3,155	113,927
Intermediate Capital Group PLC	1,988	17,302
Macquarie Group Ltd.	130	7,871
Magellan Financial Group Ltd.	963	15,337
SVG Capital PLC*	1,780	13,018
Waddell & Reed Financial, Inc., Class A	2,697	99,627

		385,454

Chemicals 3.0%
BB Biotech AG REG*	39	11,029
CF Industries Holdings, Inc.	1,954	99,205
Givaudan SA REG*	7	12,517
LyondellBasell Industries NV, Class A	1,262	117,252
NewMarket Corp.	294	115,760
Nissan Chemical Industries Ltd.	1,100	27,320
Novozymes A/S, Class B	150	6,954
Rentech, Inc.*	9,370	54,815
Sumitomo Chemical Co., Ltd.	3,000	17,185
Symrise AG	210	13,821
Tosoh Corp.	2,000	10,157

		486,015

Commercial Services & Supplies 0.5%
Brink’s Co. (The)	800	24,784
Team, Inc.*	1,000	35,000
Transcontinental, Inc., Class A	800	12,328

		72,112

Communications Equipment 0.7%
ADVA Optical Networking SE*	550	5,956
Harris Corp.	685	54,204

28

Statement of Investments (Continued)

October 31, 2015

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
PC-Tel, Inc.	8,750	$50,006

		110,166

Construction & Engineering 0.4%
Furmanite Corp.*	8,400	58,380

Construction Materials 0.1%
Taiheiyo Cement Corp.	4,000	13,187

Consumer Finance 1.7%
American Express Co.	1,340	98,168
Credit Acceptance Corp.*	230	43,491
Discover Financial Services	2,272	127,732

		269,391

Diversified Financial Services 3.0%
Banca IFIS SpA	657	16,206
CBOE Holdings, Inc.	2,736	183,421
FirstRand Ltd.	2,500	9,161
London Stock Exchange Group PLC	390	15,269
McGraw Hill Financial, Inc.	1,368	126,731
Moody’s Corp.	1,210	116,354
ORIX Corp.	1,200	17,525

		484,667

Diversified Telecommunication Services 1.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	5,000	10,715
BT Group PLC	6,399	45,699
Hellenic Telecommunications Organization SA ADR-GR	647	2,989
ORBCOMM, Inc.*	15,300	90,882
Telecom Italia SpA*	5,400	7,533

		157,818

Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd.	2,000	18,554
Iberdrola SA	900	6,418

		24,972

Electrical Equipment 0.7%
Broadwind Energy, Inc.*	4,200	8,988
Fuji Electric Co., Ltd.	4,000	17,846
Mitsubishi Electric Corp.	2,000	20,830
Nitto Kogyo Corp.	300	5,790
Orion Energy Systems, Inc.*	11,900	21,539
OSRAM Licht AG	190	11,165
Vestas Wind Systems A/S	320	18,657
Zhuzhou CSR Times Electric Co., Ltd., H Shares	1,000	6,473

		111,288

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 0.3%
Electro Rent Corp.	3,400	$35,292
Electro Scientific Industries, Inc.	4,000	18,680

		53,972

Energy Equipment & Services 2.1%
Bristow Group, Inc.	700	24,311
Gulf Island Fabrication, Inc.	3,600	36,396
Halliburton Co.	3,586	137,631
Mitcham Industries, Inc.*	3,900	17,316
Noble Corp. PLC	7,440	100,217
Tecnicas Reunidas SA	210	9,353
Transocean Ltd.	490	7,500

		332,724

Food & Staples Retailing 0.3%
Alimentation Couche-Tard, Inc., Class B	400	17,207
Booker Group PLC	10,000	28,641
Koninklijke Ahold NV	440	8,951

		54,799

Food Products 1.2%
Bakkafrost P/F	250	8,030
Campbell Soup Co.	1,728	87,765
Gruma SAB de CV, Class B	1,470	22,685
Landec Corp.*	3,800	46,740
Nestle SA REG	260	19,857

		185,077

Hotels, Restaurants & Leisure 1.1%
Century Casinos, Inc.*	11,700	79,560
International Speedway Corp., Class A	1,200	41,628
TUI AG	510	9,484
Yum! Brands, Inc.	616	43,680

		174,352

Household Durables 0.3%
Berkeley Group Holdings PLC	337	17,200
Fujitsu General Ltd.	2,000	25,116
Sekisui Chemical Co., Ltd.	1,000	11,799

		54,115

Household Products 0.1%
Reckitt Benckiser Group PLC	232	22,641

Independent Power and Renewable Electricity Producers 0.0%†
Huaneng Power International, Inc., H Shares	6,000	6,496

Industrial Conglomerates 0.2%
CK Hutchison Holdings Ltd.	1,000	13,693
Keppel Corp., Ltd.	1,600	11,106
Siemens AG REG	87	8,739

		33,538

29

Statement of Investments (Continued)

October 31, 2015

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 2.3%
Accenture PLC, Class A	539	$57,781
Alliance Data Systems Corp.*	178	52,921
Cap Gemini SA	254	22,584
MasterCard, Inc., Class A	1,095	108,394
Western Union Co. (The)	6,559	126,261

		367,941

Insurance 1.0%
Ageas	210	9,260
Allianz SE REG	141	24,685
First American Financial Corp.	1,100	41,943
Hannover Rueck SE	140	16,185
NN Group NV	340	10,653
SCOR SE	781	29,040
Swiss Re AG	339	31,470

		163,236

Internet & Catalog Retail 0.3%
Gaiam, Inc., Class A*	3,600	24,660
Start Today Co., Ltd.	600	20,090

		44,750

Internet Software & Services 1.0%
NetEase, Inc. ADR-CN	120	17,344
NetEnt AB*	110	6,249
RealNetworks, Inc.*	16,800	65,184
United Internet AG REG	190	9,865
XO Group, Inc.*	3,700	55,981

		154,623

Leisure Products 0.1%
LeapFrog Enterprises, Inc.*	14,300	11,440

Machinery 0.4%
Bodycote PLC	536	4,234
Duerr AG	223	18,567
Hoshizaki Electric Co., Ltd.	200	14,462
IMI PLC	804	11,790
Minebea Co., Ltd.	1,000	11,014
Shinmaywa Industries Ltd.	1,000	10,917

		70,984

Media 0.2%
Cogeco Cable, Inc.	100	5,165
ITV PLC	3,830	14,869
RELX PLC	841	15,038
Smiles SA	490	3,824

		38,896

Metals & Mining 0.5%
APERAM SA*	480	14,779
Aurubis AG	118	7,882

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Boliden AB	380	$7,276
Dowa Holdings Co., Ltd.	1,000	8,719
Hitachi Metals Ltd.	1,000	11,326
JFE Holdings, Inc.	600	9,432
Mitsubishi Materials Corp.	3,000	10,465
voestalpine AG	193	6,978

		76,857

Multiline Retail 0.2%
Next PLC	247	30,419

Multi-Utilities 0.0%†
Atco Ltd., Class I	200	5,713

Oil, Gas & Consumable Fuels 6.1%
Apache Corp.	1,820	85,777
BP PLC	3,055	18,156
Caltex Australia Ltd.	1,180	26,416
Chesapeake Energy Corp.	5,219	37,211
Contango Oil & Gas Co.*	3,450	26,392
Continental Resources, Inc.*	2,831	95,999
Euronav NV	900	13,306
Exxon Mobil Corp.	1,080	89,359
Marathon Petroleum Corp.	3,298	170,836
Neste OYJ	1,231	30,015
Royal Dutch Shell PLC, Class B	908	23,776
Showa Shell Sekiyu KK	600	5,296
SM Energy Co.	2,614	87,177
Tesoro Corp.	1,115	119,227
Valero Energy Corp.	2,199	144,958
Woodside Petroleum Ltd.	645	13,528

		987,429

Paper & Forest Products 0.2%
Ence Energia y Celulosa SA	3,000	10,486
Mondi PLC	1,220	28,211

		38,697

Personal Products 0.5%
Kao Corp.	500	25,670
L’Oreal SA	150	27,346
Unilever PLC	430	19,147

		72,163

Pharmaceuticals 3.9%
AbbVie, Inc.	2,472	147,208
AstraZeneca PLC	210	13,384
Indivior PLC	2,000	6,319
Jazz Pharmaceuticals PLC*	1,039	142,634
Mylan NV*	3,250	143,292
Novartis AG REG	379	34,333
Novo Nordisk A/S, Class B	363	19,277
Otsuka Holdings Co., Ltd.	350	11,648

30

Statement of Investments (Continued)

October 31, 2015

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Roche Holding AG	62	$16,833
Sanofi	408	41,157
Shionogi & Co., Ltd.	400	16,407
Taro Pharmaceutical Industries Ltd.*	100	14,522
Teva Pharmaceutical Industries Ltd.	190	11,281
Valeant Pharmaceuticals International, Inc.*	130	12,133

		630,428

Professional Services 1.3%
Adecco SA REG*	330	24,531
Pendrell Corp.*	72,800	48,776
Randstad Holding NV	250	14,909
Verisk Analytics, Inc., Class A*	1,657	118,658

		206,874

Real Estate Investment Trusts (REITs) 1.0%
Apartment Investment & Management Co., Class A	3,432	134,500
Klepierre	345	16,339
Link REIT	2,500	14,937

		165,776

Real Estate Management & Development 0.4%
AV Homes, Inc.*	1,750	23,170
Cheung Kong Property Holdings Ltd.	1,000	6,997
Daito Trust Construction Co., Ltd.	200	21,650
Daiwa House Industry Co., Ltd.	400	10,500

		62,317

Road & Rail 0.1%
Central Japan Railway Co.	100	18,241

Semiconductors & Semiconductor Equipment 0.6%
ASM International NV	390	14,877
Brooks Automation, Inc.	4,300	47,472
Dialog Semiconductor PLC*	290	10,729
Rubicon Technology, Inc.*	13,300	14,630
Ulvac, Inc.	700	12,449

		100,157

Software 1.5%
Constellation Software, Inc.	90	38,888
Microsoft Corp.	894	47,060
Rosetta Stone, Inc.*	8,600	56,588
Seachange International, Inc.*	7,900	51,113
Telenav, Inc.*	5,800	41,760

		235,409

Specialty Retail 1.3%
Ross Stores, Inc.	614	31,056
TJX Cos., Inc. (The)	2,529	185,098

		216,154

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals 2.4%
Apple, Inc.	1,377	$164,551
FUJIFILM Holdings Corp.	300	11,967
HP, Inc.	1,728	46,587
Imation Corp.*	17,200	34,744
Seiko Epson Corp.	1,000	15,275
Western Digital Corp.	1,576	105,308

		378,432

Textiles, Apparel & Luxury Goods 0.3%
Moncler SpA	710	11,421
Pandora A/S	305	35,196

		46,617

Tobacco 2.2%
Altria Group, Inc.	3,042	183,950
Japan Tobacco, Inc.	300	10,383
Philip Morris International, Inc.	1,767	156,203

		350,536

Trading Companies & Distributors 0.2%
Bunzl PLC	540	15,442
Erickson, Inc.*	6,300	18,837

		34,279

Transportation Infrastructure 0.1%
Airports of Thailand PCL	1,600	13,372

Wireless Telecommunication Services 0.1%
KDDI Corp.	900	21,779

Total Common Stocks (cost $9,601,144)		8,989,707

Corporate Bonds 5.8%

	Principal Amount

Banks 1.7%
Citigroup, Inc., 4.40%, 06/10/25	$105,000	106,133
JPMorgan Chase & Co., 4.50%, 01/24/22	65,000	70,402
Wells Fargo & Co., Series M, 3.45%, 02/13/23	95,000	95,276

		271,811

Capital Markets 0.9%
Goldman Sachs Group, Inc. (The), 5.25%, 07/27/21	70,000	78,106
Morgan Stanley, 3.75%, 02/25/23	65,000	67,012

		145,118

31

Statement of Investments (Continued)

October 31, 2015

Nationwide Diverse Managers Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services 0.5%
General Electric Capital Corp., 4.65%, 10/17/21	$70,000	$78,102

Electric Utilities 0.4%
Florida Power & Light Co., 3.25%, 06/01/24	65,000	67,004

Information Technology Services 0.5%
International Business Machines Corp., 3.63%, 02/12/24	75,000	77,141

Insurance 0.8%
MetLife, Inc., Series D, 4.37%, 09/15/23	120,000	129,977

Pharmaceuticals 0.5%
Wyeth LLC, 6.45%, 02/01/24	70,000	84,941

Technology Hardware, Storage & Peripherals 0.5%
Apple, Inc., 3.45%, 05/06/24	80,000	82,965

Total Corporate Bonds (cost $923,851)		937,059

U.S. Government Mortgage Backed Agencies 15.1%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G13144 5.50%, 05/01/23	248,444	273,624
Pool# G13654 5.50%, 03/01/24	77,516	84,282
Pool# G15459 5.00%, 06/01/26	113,111	120,914
Pool# G30371 5.50%, 12/01/27	137,134	151,822
Pool# G30555 5.00%, 09/01/31	187,093	204,666
Pool# G30701 5.00%, 11/01/31	360,765	397,554
Federal National Mortgage Association Pool
Pool# 993717 5.00%, 07/01/23	73,664	79,015
5.50%, 01/01/24	157,835	174,730
Pool# AL2194 5.50%, 05/01/25	98,490	105,647
Pool# AL6469 5.50%, 11/01/25	192,141	207,561
Pool# AL6303 5.00%, 06/01/26	137,246	147,377

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AE0213 5.50%, 12/01/29	$79,915	$89,222
Pool# AE0367 5.50%, 02/01/30	353,394	394,549

Total U.S. Government Mortgage Backed Agencies (cost $2,421,075)		2,430,963

U.S. Government Sponsored & Agency Obligations 10.3%
Federal Farm Credit Banks 0.22%, 05/17/18 (a)	495,000	494,669
Federal Home Loan Banks 1.25%, 06/23/17	110,000	110,348
Federal National Mortgage Association
1.63%, 04/26/18	340,000	341,411
1.63%, 04/27/18	590,000	593,163
1.75%, 06/08/18	110,000	110,819

Total U.S. Government Sponsored & Agency Obligations (cost $1,654,126)		1,650,410

U.S. Treasury Bond 11.4%
U.S. Treasury Bond, 2.75%, 08/15/42	1,885,000	1,825,800

Total U.S. Treasury Bond (cost $1,756,739)		1,825,800

Exchange Traded Fund 0.3%

	Shares

Mutual Funds 0.3%
iShares MSCI EAFE ETF	687	41,983

Total Exchange Traded Fund (cost $39,346)		41,983

Total Investments (cost $16,396,281) (b) — 98.8%		15,875,922

Other assets in excess of liabilities — 1.2%		192,082

NET ASSETS — 100.0%		$16,068,004

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.

32

Statement of Investments (Continued)

October 31, 2015

Nationwide Diverse Managers Fund (Continued)

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

BM	Limited Liability

CN	China

ETF	Exchange Traded Fund

GR	Greece

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

33

Statement of Assets and Liabilities

October 31, 2015

Nationwide Diverse Managers Fund
Assets:
Investments, at value (cost $16,396,281)	$15,875,922
Cash	199,921
Foreign currencies, at value (cost $169)	169
Interest and dividends receivable	43,351
Receivable for investments sold	3,728
Receivable for capital shares issued	505
Reclaims receivable	3,061
Receivable for investment advisory fees	789
Prepaid expenses	6,871

Total Assets	16,134,317

Liabilities:
Payable for investments purchased	22,014
Accrued expenses and other payables:
Fund administration fees	8,284
Administrative servicing fees	330
Accounting and transfer agent fees	931
Trustee fees	39
Custodian fees	52
Compliance program costs (Note 3)	6
Professional fees	31,681
Printing fees	2,969
Other	7

Total Liabilities	66,313

Net Assets	$16,068,004

Represented by:
Capital	$16,697,285
Accumulated undistributed net investment income	45,900
Accumulated net realized losses from investments and foreign currency transactions	(154,583)
Net unrealized appreciation/(depreciation) from investments	(520,359)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(239)

Net Assets	$16,068,004

Net Assets:
Institutional Service Class Shares	$16,068,004

Total	$16,068,004

Shares Outstanding (unlimited number of shares authorized):
Institutional Service Class Shares	1,672,250

Total	1,672,250

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Service Class Shares	$9.61

The accompanying notes are an integral part of these financial statements.

34

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Diverse Managers Fund
INVESTMENT INCOME:
Dividend income	$187,838
Interest income	144,525
Foreign tax withholding	(5,716)

Total Income	326,647

EXPENSES:
Offering costs	15,525
Investment advisory fees	98,147
Fund administration fees	98,044
Registration and filing fees	25,978
Professional fees	32,143
Printing fees	5,938
Trustee fees	393
Custodian fees	782
Accounting and transfer agent fees	14,511
Compliance program costs (Note 3)	58
Other	1,405

Total expenses before expenses reimbursed	292,924

Expenses reimbursed by adviser (Note 3)	(156,070)

Net Expenses	136,854

NET INVESTMENT INCOME	189,793

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(95,189)
Net realized losses from foreign currency transactions (Note 2)	(448)

Net realized losses from investments and foreign currency transactions	(95,637)

Net change in unrealized appreciation/(depreciation) from investments	(583,848)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(36)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(583,884)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(679,521)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(489,728)

The accompanying notes are an integral part of these financial statements.

35

Statements of Changes in Net Assets

	Nationwide Diverse Managers Fund
	Year Ended October 31, 2015	Period ended October 31, 2014 (a)
Operations:
Net investment income	$189,793	$104,562
Net realized gains/(losses) from investments and foreign currency transactions	(95,637)	26,097
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(583,884)	63,286

Change in net assets resulting from operations	(489,728)	193,945

Distributions to Shareholders From:
Net investment income:
Institutional Service Class	(301,991)	(45,880)

Change in net assets from shareholder distributions	(301,991)	(45,880)

Change in net assets from capital transactions	614,327	16,097,331

Change in net assets	(177,392)	16,245,396

Net Assets:
Beginning of year	16,245,396	–

End of year	$16,068,004	$16,245,396

Accumulated undistributed net investment income at end of period	$45,900	$94,245

CAPITAL TRANSACTIONS:
Institutional Service Class Shares
Proceeds from shares issued	$532,033	$16,326,107
Dividends reinvested	301,991	45,880
Cost of shares redeemed	(219,697)	(274,656)

Total Institutional Service Class Shares	614,327	16,097,331

Change in net assets from capital transactions	$614,327	$16,097,331

SHARE TRANSACTIONS:
Institutional Service Class Shares
Issued	54,405	1,632,152
Reinvested	30,842	4,544
Redeemed	(22,614)	(27,079)

Total Institutional Service Class Shares	62,633	1,609,617

Total change in shares	62,633	1,609,617

Amount designated as “–” is zero or has been rounded to zero.

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

36

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Diverse Managers Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Institutional Service Class Shares
Year Ended October 31, 2015 (e)	$10.09	0.12	(0.41)	(0.29)	(0.19)	(0.19)	$9.61	(2.94%	)	$16,068,004	0.84%	1.16%	1.79%	61.26%
Period Ended October 31, 2014 (e)(f)	$10.00	0.07	0.05	0.12	(0.03)	(0.03)	$10.09	1.19%		$16,245,396	0.85%	1.10%	1.99%	31.69%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

37

Fund Commentary	Nationwide Global Equity Fund

For the annual period ended October 31, 2015, the Nationwide Global Equity Fund (Class A at NAV) registered -4.97% versus 1.77% for its benchmark, the MSCI World IndexSM Free. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 154 funds as of October 31, 2015) was 0.75% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the 12 month period markets were volatile, particularly towards the end of this reporting year, which saw an increasing focus on the slowdown in China’s economy and its impact on global growth, which heightened in the third quarter of 2015. This most recent period of volatility saw a pronounced weakness in Emerging Market economies and commodity related sectors.

The leading sectors for the Fund during the reporting period were Consumer Discretionary, IT, Consumer Staples and Health Care. The weakest sectors were Energy, Materials and Utilities.

During the 12-month period, stock selection detracted from performance while sector allocation remained slightly positive.

The largest detractors included Piraeus Bank S.A.; the Greek bank, Ultra Petroleum Corp.; the lowest cost natural gas producer in North America, which has now been sold and Glencore plc, one of the world’s largest mining and commodity trading businesses. Glencore was particularly weak due to market fears over its balance sheet debt levels, given the currently low commodity prices. Overall, the biggest detracting sector was Technology, due to weak stock selection. Within the sector we have most recently exited the holdings in Veeco Instruments Inc. and Hitachi, Ltd., which were among the biggest detractors over the reporting period.

The Fund’s largest stock contributors during the period included Grand City Properties S.A., a specialist real estate company based in Germany. Japan Airlines Corp. was another top performer,

as were consumer sector holdings Royal Caribbean Cruises Ltd., Hormel Foods Corp., Lowe’s Companies, Inc. and Heineken N.V. as investors switched into more defensive names. Within the portfolio, Consumer Staples, Financials and Telecoms were the best performing sectors over the reporting period.

During the reporting period, the Fund utilized currency derivatives which had a positive impact on the Fund’s performance. Short positions in the Swiss franc and Malaysian ringgit were the primary drivers of positive performance. Long positions in the Mexican peso and Japanese yen detracted from performance.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Charles Burbeck and Nick Irish, ASIP

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

38

Fund Overview	Nationwide Global Equity Fund

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreement	0.1%
Mutual Fund††	0.0%
Right††	0.0%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries†††

Banks	10.7%
Oil, Gas & Consumable Fuels	6.2%
Pharmaceuticals	5.8%
Food Products	5.2%
Insurance	4.0%
Beverages	4.0%
Software	3.9%
Internet Software & Services	3.5%
Health Care Providers & Services	3.5%
Media	3.3%
Other Industries*	49.9%
100.0%

Top Holdings†††

Microsoft Corp.	2.4%
Hormel Foods Corp.	2.2%
Bank of America Corp.	2.1%
PepsiCo, Inc.	2.1%
HCA Holdings, Inc.	2.0%
Heineken NV	1.9%
Naspers Ltd., Class N	1.8%
Alphabet, Inc., Class C	1.8%
Allergan PLC	1.8%
American International Group, Inc.	1.8%
Other Holdings*	80.1%
100.0%

Top Countries†††

United States	40.7%
Japan	13.2%
United Kingdom	10.2%
Germany	4.8%
China	3.4%
Switzerland	3.3%
France	2.5%
Hong Kong	2.3%
Canada	1.9%
Netherlands	1.9%
Other Countries*	15.8%
100.0%

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Highlights for the Year Ended October 31, 2015

•	The Fund (Class A at NAV) registered -4.97%, underperforming its benchmark by 6.74% and underperforming the Lipper peer category median by 5.72%

•	The leading sectors were Consumer Discretionary, IT, Consumer Staples and Health Care

•	The weakest sectors were Energy, Materials and Utilities

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

39

Fund Performance	Nationwide Global Equity Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	(4.97)%	5.91%	4.38%	N/A
	w/SC3	(10.44)%	4.72%	3.79%	N/A
Class C1	w/o SC2	(5.67)%	5.19%	3.63%	N/A
	w/SC4	(6.60)%	N/A	N/A	N/A
Institutional Service Class[5]		(4.70)%	N/A	N/A	9.66%	[6]
Institutional Class[1,5,7]		(4.54)%	6.28%	4.72%	N/A
MSCI World IndexSM Free		1.77%	9.15%	5.79%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A Not Applicable.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.48%	1.34%
Class C	2.25%	2.11%
Institutional Service Class	1.18%	1.04%
Institutional Class	1.09%	0.95%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

40

Fund Performance (con’t.)	Nationwide Global Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Equity Fund versus the MSCI World IndexSM Free and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15.* Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

* The inception date for the Nationwide Global Equity Fund is 11/9/12. Performance prior to that date is based on Class A shares of the Fund’s predecessor fund, the UBS Global Equity Fund.

41

Shareholder Expense Example	Nationwide Global Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Global Equity Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	932.30	6.53	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Class C Shares	Actual	(a)	1,000.00	928.80	10.45	2.15
	Hypothetical	(a)(b)	1,000.00	1,014.37	10.92	2.15
Institutional Service Class Shares	Actual	(a)	1,000.00	933.80	5.26	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.76	5.50	1.08
Institutional Class Shares	Actual	(a)	1,000.00	934.30	4.63	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

42

Statement of Investments

October 31, 2015

Nationwide Global Equity Fund

Common Stocks 99.0%

	Shares	Market Value

AUSTRIA 1.4%
Banks 1.0%
Erste Group Bank AG*	20,928	$613,689

Real Estate Management & Development 0.4%
Immofinanz AG*	106,248	271,980

		885,669

BRAZIL 0.5%
Information Technology Services 0.5%
Cielo SA	32,172	305,407

CANADA 1.9%
Oil, Gas & Consumable Fuels 1.9%
Canadian Oil Sands Ltd.	60,256	454,823
Gran Tierra Energy, Inc.*	99,200	239,731
Suncor Energy, Inc.	18,029	536,485

		1,231,039

CHINA 3.4%
Banks 1.3%
China Construction Bank Corp., H Shares	1,070,450	775,816

Biotechnology 0.7%
China Biologic Products, Inc.*	4,115	468,863

Chemicals 0.0%†
Tianhe Chemicals Group Ltd.* (a)(b)	2,702,000	16,315

Electronic Equipment, Instruments & Components 0.6%
Hollysys Automation Technologies Ltd.	18,924	404,784

Technology Hardware, Storage & Peripherals 0.8%
Lenovo Group Ltd.	528,000	490,584

		2,156,362

DENMARK 1.0%
Marine 1.0%
AP Moeller — Maersk A/S, Class B	437	644,934

FRANCE 2.5%
Electrical Equipment 1.0%
Schneider Electric SE	11,038	665,758

Food Products 1.5%
Danone SA	13,328	926,297

		1,592,055

GERMANY 4.7%
Automobiles 1.3%
Daimler AG REG	9,798	849,621

Health Care Providers & Services 1.4%
Fresenius SE & Co. KGaA	12,286	902,805

Hotels, Restaurants & Leisure 1.0%
TUI AG	34,939	649,716

Metals & Mining 1.0%
ThyssenKrupp AG	31,919	643,165

		3,045,307

Common Stocks (continued)

	Shares	Market Value

GREECE 0.1%
Banks 0.1%
Piraeus Bank SA*	552,395	$57,030

HONG KONG 2.3%
Insurance 1.4%
AIA Group Ltd.	157,455	923,211

Wireless Telecommunication Services 0.9%
China Mobile Ltd.	47,000	563,525

		1,486,736

INDONESIA 0.7%
Banks 0.7%
Bank Rakyat Indonesia Persero Tbk PT	584,100	447,044

IRELAND 1.3%
Pharmaceuticals 1.3%
Shire PLC	11,225	850,079

ISRAEL 1.5%
Software 1.5%
Check Point Software Technologies Ltd.*	11,400	968,316

ITALY 1.8%
Banks 1.0%
Intesa Sanpaolo SpA	195,133	678,879

Insurance 0.8%
Mediolanum SpA	61,315	499,535

		1,178,414

JAPAN 13.1%
Airlines 1.6%
Japan Airlines Co., Ltd.	28,000	1,054,848

Auto Components 3.0%
NGK Spark Plug Co., Ltd.	24,300	593,042
Sumitomo Electric Industries Ltd.	46,400	633,265
Toyota Industries Corp.	11,700	614,833

		1,841,140

Banks 1.0%
Mitsubishi UFJ Financial Group, Inc.	100,200	648,047

Diversified Financial Services 1.4%
ORIX Corp.	63,300	924,419

Electrical Equipment 1.2%
Nidec Corp.	10,000	753,561

Electronic Equipment, Instruments & Components 0.8%
Alps Electric Co., Ltd.	17,000	527,666

Household Durables 1.4%
Sony Corp.	31,500	895,401

Machinery 1.7%
Hino Motors Ltd.	54,600	624,794
THK Co., Ltd.	25,300	476,592

		1,101,386

43

Statement of Investments (Continued)

October 31, 2015

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Management & Development 1.0%
Sumitomo Realty & Development Co., Ltd.	20,000	$658,568

		8,405,036

LUXEMBOURG 1.4%
Real Estate Management & Development 1.4%
Grand City Properties SA	43,980	877,682

NETHERLANDS 1.9%
Beverages 1.9%
Heineken NV	13,095	1,192,730

RUSSIA 0.3%
Banks 0.3%
Sberbank of Russia (a)	152,099	215,653

SOUTH AFRICA 1.8%
Media 1.8%
Naspers Ltd., Class N	7,825	1,142,407

SOUTH KOREA 1.5%
Semiconductors & Semiconductor Equipment 0.6%
Wonik IPS Co., Ltd.*	44,264	364,809

Technology Hardware, Storage & Peripherals 0.9%
Samsung Electronics Co., Ltd.	524	628,499

		993,308

SPAIN 1.5%
Banks 0.8%
Banco Bilbao Vizcaya Argentaria SA	58,782	505,738

Media 0.7%
Atresmedia Corp. de Medios de Comunicacion SA	35,874	459,435

		965,173

SWITZERLAND 3.2%
Metals & Mining 0.3%
Glencore PLC*	111,599	192,670

Pharmaceuticals 1.7%
Novartis AG REG	12,174	1,102,828

Textiles, Apparel & Luxury Goods 1.2%
Cie Financiere Richemont SA REG	9,064	777,216

		2,072,714

TAIWAN 0.8%
Technology Hardware, Storage & Peripherals 0.8%
Catcher Technology Co., Ltd., GDR Reg. S	10,193	501,259

UNITED KINGDOM 10.1%
Banks 0.8%
Lloyds Banking Group PLC	447,078	507,439

Food Products 1.5%
Associated British Foods PLC	17,784	944,969

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Metals & Mining 1.0%
Rio Tinto PLC	17,067	$622,011

Multiline Retail 1.4%
Next PLC	5,257	647,426
Poundland Group PLC	76,100	322,590

		970,016

Oil, Gas & Consumable Fuels 1.0%
BP PLC	111,762	664,201

Real Estate Investment Trusts (REITs) 1.2%
Big Yellow Group PLC	65,391	754,865

Semiconductors & Semiconductor Equipment 0.8%
ARM Holdings PLC	30,871	486,176

Tobacco 1.3%
Imperial Tobacco Group PLC	15,795	850,530

Trading Companies & Distributors 1.1%
Ashtead Group PLC	44,095	677,994

		6,478,201

UNITED STATES 40.3%
Banks 3.7%
Bank of America Corp.	78,159	1,311,509
Wells Fargo & Co.	20,429	1,106,026

		2,417,535

Beverages 2.0%
PepsiCo, Inc.	12,790	1,307,010

Biotechnology 2.4%
Alnylam Pharmaceuticals, Inc.*	2,074	178,260
Celgene Corp.*	8,829	1,083,407
Incyte Corp.*	2,487	292,297

		1,553,964

Capital Markets 1.3%
Morgan Stanley	26,180	863,155

Chemicals 1.0%
LyondellBasell Industries NV, Class A	7,025	652,693

Containers & Packaging 1.2%
WestRock Co.	13,950	749,952

Diversified Financial Services 1.3%
Voya Financial, Inc.	21,009	852,335

Food Products 2.2%
Hormel Foods Corp.	20,511	1,385,518

Gas Utilities 0.6%
UGI Corp.	10,464	383,715

Health Care Providers & Services 2.0%
HCA Holdings, Inc.*	18,331	1,260,989

Hotels, Restaurants & Leisure 1.7%
Royal Caribbean Cruises Ltd.	11,110	1,092,669

Household Durables 1.4%
Lennar Corp., Class A	18,064	904,464

44

Statement of Investments (Continued)

October 31, 2015

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Insurance 1.7%
American International Group, Inc.	17,821	$1,123,792

Internet Software & Services 3.5%
Alphabet, Inc., Class A*	1,352	996,951
Alphabet, Inc., Class C*	1,607	1,142,272
Rocket Fuel, Inc.* (c)	19,100	87,860

		2,227,083

Machinery 1.2%
Ingersoll-Rand PLC	12,685	751,713

Media 0.8%
Viacom, Inc., Class B	10,914	538,169

Multi-Utilities 0.7%
MDU Resources Group, Inc.	23,008	433,931

Oil, Gas & Consumable Fuels 3.3%
Chevron Corp.	9,188	835,006
Hess Corp.	10,090	567,159
Occidental Petroleum Corp.	9,406	701,123

		2,103,288

Pharmaceuticals 2.7%
AbbVie, Inc.	9,887	588,771
Allergan PLC*	3,680	1,135,169

		1,723,940

Software 2.4%
Microsoft Corp.	29,664	1,561,513

Specialty Retail 1.7%
Lowe’s Cos., Inc.	14,456	1,067,286

Wireless Telecommunication Services 1.5%
T-Mobile US, Inc.*	26,117	989,573

		25,944,287

Total Common Stocks (cost $59,540,256)		63,636,842

Right 0.0%†

	Number of Rights

ITALY 0.0%†
Insurance 0.0%†
Mediolanum SpA, expiring at an exercise price of $1.00 on 11/26/2015* (a)	61,315	4

Total Right (cost $—)		4

Mutual Fund 0.0%†

	Shares	Market Value

Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (d)(e)	5,679	$5,679

Total Mutual Fund (cost $5,679)		5,679

Repurchase Agreement 0.1%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $93,803, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $95,678. (e)(f)	$93,802	93,802

Total Repurchase Agreement (cost $93,802)		93,802

Total Investments (cost $59,639,737) (g) — 99.1%		63,736,327

Other assets in excess of liabilities — 0.9%		555,620

NET ASSETS — 100.0%		$64,291,947

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $16,315 which represents 0.03% of net assets.

(c)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $97,055.

(d)	Represents 7-day effective yield as of October 31, 2015.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $99,481.

(f)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

45

Statement of Investments (Continued)

October 31, 2015

Nationwide Global Equity Fund (Continued)

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

Tbk PT	State Owned Company

At October 31, 2015, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	JPMorgan Chase Bank	11/27/15	(550,000)	$(379,962)	$(391,719)	$(11,757)
Australian Dollar	Morgan Stanley Co., Inc.	11/27/15	(855,000)	(602,886)	(608,945)	(6,059)
Brazilian Real	JPMorgan Chase Bank	11/27/15	(1,260,000)	(348,451)	(324,032)	24,419
British Pound	JPMorgan Chase Bank	11/27/15	(210,000)	(322,551)	(323,690)	(1,139)
British Pound	Goldman Sachs International	11/27/15	(330,000)	(519,273)	(508,655)	10,618
British Pound	JPMorgan Chase Bank	11/27/15	(280,000)	(438,957)	(431,586)	7,371
British Pound	JPMorgan Chase Bank	11/27/15	(255,000)	(394,719)	(393,052)	1,667
British Pound	JPMorgan Chase Bank	11/27/15	(770,000)	(1,205,102)	(1,186,862)	18,240
British Pound	JPMorgan Chase Bank	11/27/15	(240,000)	(364,257)	(369,930)	(5,673)
Canadian Dollar	JPMorgan Chase Bank	11/27/15	(435,000)	(331,661)	(332,620)	(959)
Chinese Yuan	Goldman Sachs International	11/27/15	(14,025,000)	(2,162,516)	(2,216,999)	(54,483)
Danish Krone	JPMorgan Chase Bank	11/27/15	(1,930,000)	(286,126)	(284,722)	1,404
Euro	JPMorgan Chase Bank	11/27/15	(1,160,000)	(1,282,519)	(1,275,973)	6,546
Euro	JPMorgan Chase Bank	11/27/15	(340,000)	(386,993)	(373,992)	13,001
Indonesian Rupiah	Goldman Sachs International	11/27/15	(5,607,800,000)	(389,566)	(406,897)	(17,331)
Israeli New Shekel	JPMorgan Chase Bank	11/27/15	(2,320,000)	(599,298)	(599,690)	(392)
Japanese Yen	JPMorgan Chase Bank	11/27/15	(43,300,000)	(361,389)	(358,905)	2,484
Japanese Yen	JPMorgan Chase Bank	11/27/15	(22,500,000)	(187,621)	(186,498)	1,123
Japanese Yen	JPMorgan Chase Bank	11/27/15	(51,000,000)	(424,504)	(422,729)	1,775
Korean Won	Goldman Sachs International	11/27/15	(1,086,000,000)	(914,796)	(951,819)	(37,023)
Russian Ruble	Goldman Sachs International	11/27/15	(10,327,460)	(152,278)	(160,618)	(8,340)
South African Rand	JPMorgan Chase Bank	11/27/15	(13,520,000)	(1,030,478)	(972,924)	57,554
Swiss Franc	JPMorgan Chase Bank	11/27/15	(385,000)	(404,548)	(389,785)	14,763
Swiss Franc	JPMorgan Chase Bank	11/27/15	(245,000)	(262,953)	(248,044)	14,909
Swiss Franc	JPMorgan Chase Bank	11/27/15	(1,245,000)	(1,284,298)	(1,260,472)	23,826
Taiwan Dollar	Goldman Sachs International	11/27/15	(15,600,000)	(479,410)	(480,558)	(1,148)

Total Short Contracts				$(15,517,112)	$(15,461,716)	$55,396

46

Statement of Investments (Continued)

October 31, 2015

Nationwide Global Equity Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	JPMorgan Chase Bank	11/27/15	1,855,000	$1,354,866	$1,321,162	$(33,704)
Brazilian Real	JPMorgan Chase Bank	11/27/15	270,000	69,276	69,436	160
British Pound	JPMorgan Chase Bank	11/27/15	85,000	129,813	131,017	1,204
Canadian Dollar	JPMorgan Chase Bank	11/27/15	1,965,000	1,501,941	1,502,526	585
Chinese Yuan	JPMorgan Chase Bank	11/27/15	1,585,000	248,394	250,549	2,155
Chinese Yuan	JPMorgan Chase Bank	11/27/15	1,390,000	214,506	219,724	5,218
Euro	JPMorgan Chase Bank	11/27/15	240,000	270,444	263,994	(6,450)
Euro	JPMorgan Chase Bank	11/27/15	445,000	516,141	489,490	(26,651)
Euro	JPMorgan Chase Bank	11/27/15	125,000	141,620	137,497	(4,123)
Euro	JPMorgan Chase Bank	11/27/15	410,000	460,079	450,990	(9,089)
Indonesian Rupiah	JPMorgan Chase Bank	11/27/15	1,012,500,000	72,321	73,466	1,145
Japanese Yen	JPMorgan Chase Bank	11/27/15	5,300,000	42,669	43,931	1,262
Korean Won	Goldman Sachs International	11/27/15	113,000,000	94,560	99,038	4,478
Mexican Peso	JPMorgan Chase Bank	11/27/15	10,770,000	651,292	650,835	(457)
Norwegian Krone	JPMorgan Chase Bank	11/27/15	1,520,000	182,677	178,820	(3,857)
Singapore Dollar	JPMorgan Chase Bank	11/27/15	780,000	553,871	556,324	2,453
South African Rand	JPMorgan Chase Bank	11/27/15	1,390,000	99,526	100,027	501
Swedish Krona	JPMorgan Chase Bank	11/27/15	7,960,000	929,171	932,179	3,008

Total Long Contracts				$7,533,167	$7,471,005	$(62,162)

The accompanying notes are an integral part of these financial statements.

47

Statement of Assets and Liabilities

October 31, 2015

Nationwide Global Equity Fund
Assets:
Investments, at value* (cost $59,545,935)	$63,642,525
Repurchase agreement, at value (cost $93,802)	93,802

Total Investments, at value (total cost $59,639,737)	63,736,327

Cash	563,394
Foreign currencies, at value (cost $36,027)	35,934
Dividends receivable	77,787
Security lending income receivable	1,671
Receivable for investments sold	128,218
Receivable for capital shares issued	57
Reclaims receivable	100,430
Unrealized appreciation on forward foreign currency contracts (Note 2)	221,869
Prepaid expenses	24,143

Total Assets	64,889,830

Liabilities:
Payable for investments purchased	67,448
Payable for capital shares redeemed	76,619
Unrealized depreciation on forward foreign currency contracts (Note 2)	228,635
Payable upon return of securities loaned (Note 2)	99,481
Accrued expenses and other payables:
Investment advisory fees	38,338
Fund administration fees	8,126
Distribution fees	20,401
Administrative servicing fees	9,441
Accounting and transfer agent fees	3,577
Trustee fees	147
Custodian fees	266
Compliance program costs (Note 3)	27
Professional fees	33,695
Printing fees	11,528
Other	154

Total Liabilities	597,883

Net Assets	$64,291,947

Represented by:
Capital	$69,786,227
Accumulated undistributed net investment income	214,049
Accumulated net realized losses from investments, forward and foreign currency transactions	(9,789,851)
Net unrealized appreciation/(depreciation) from investments	4,096,590
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(6,766)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(8,302)

Net Assets	$64,291,947

*	Includes value of securities on loan of $97,055 (Note 2).

48

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Global Equity Fund
Net Assets:
Class A Shares	$38,699,660
Class C Shares	14,756,387
Institutional Service Class Shares	2,052,712
Institutional Class Shares	8,783,188

Total	$64,291,947

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,583,186
Class C Shares	1,037,909
Institutional Service Class Shares	133,285
Institutional Class Shares	570,436

Total	4,324,816

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.98
Class C Shares (b)	$14.22
Institutional Service Class Shares	$15.40
Institutional Class Shares	$15.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.89

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

49

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Global Equity Fund
INVESTMENT INCOME:
Dividend income	$1,471,229
Income from securities lending (Note 2)	80,564
Interest income	666
Foreign tax withholding	(89,671)

Total Income	1,462,788

EXPENSES:
Investment advisory fees	557,054
Fund administration fees	89,108
Distribution fees Class A	108,636
Distribution fees Class C	163,360
Administrative servicing fees Class A	65,362
Administrative servicing fees Class C	29,972
Administrative servicing fees Institutional Service Class	2,278
Registration and filing fees	66,774
Professional fees	52,927
Printing fees	32,419
Trustee fees	2,036
Custodian fees	3,249
Accounting and transfer agent fees	21,844
Compliance program costs (Note 3)	290
Other	839

Total expenses before expenses reimbursed	1,196,148

Expenses reimbursed by adviser (Note 3)	(121,423)

Net Expenses	1,074,725

NET INVESTMENT INCOME	388,063

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,658,307
Net realized gains from forward and foreign currency transactions (Note 2)	541,012

Net realized gains from investments, forward and foreign currency transactions	3,199,319

Net change in unrealized appreciation/(depreciation) from investments	(6,852,199)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(352,031)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,432

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(7,201,798)

Net realized/unrealized losses from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(4,002,479)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,614,416)

The accompanying notes are an integral part of these financial statements.

50

Statements of Changes in Net Assets

	Nationwide Global Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$388,063	$619,008
Net realized gains from investments, forward and foreign currency transactions	3,199,319	11,333,138
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(7,201,798)	(6,382,986)

Change in net assets resulting from operations	(3,614,416)	5,569,160

Distributions to Shareholders From:
Net investment income:
Class A	(744,940)	(1,052,222)
Class C	(116,049)	(322,658)
Institutional Service Class	(44,405)	(361)
Institutional Class	(326,838)	(388,061)

Change in net assets from shareholder distributions	(1,232,232)	(1,763,302)

Change in net assets from capital transactions	(13,804,428)	(10,124,154)

Change in net assets	(18,651,076)	(6,318,296)

Net Assets:
Beginning of year	82,943,023	89,261,319

End of year	$64,291,947	$82,943,023

Accumulated undistributed net investment income at end of year	$214,049	$445,736

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$287,452	$1,888,601
Dividends reinvested	712,333	995,855
Cost of shares redeemed	(7,439,434)	(10,719,977)

Total Class A Shares	(6,439,649)	(7,835,521)

Class C Shares
Proceeds from shares issued	356,983	1,318,614
Dividends reinvested	113,737	313,176
Cost of shares redeemed	(2,235,547)	(1,850,603)

Total Class C Shares	(1,764,827)	(218,813)

Institutional Service Class Shares
Proceeds from shares issued	458,108	2,456,740
Dividends reinvested	43,932	361
Cost of shares redeemed	(505,837)	(222,076)

Total Institutional Service Class Shares	(3,797)	2,235,025

Institutional Class Shares
Proceeds from shares issued	138,229	1,987,874
Dividends reinvested	320,321	370,453
Cost of shares redeemed	(6,054,705)	(6,663,172)

Total Institutional Class Shares	(5,596,155)	(4,304,845)

Change in net assets from capital transactions	$(13,804,428)	$(10,124,154)

51

Statements of Changes in Net Assets (Continued)

	Nationwide Global Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	18,114	119,378
Reinvested	46,929	64,877
Redeemed	(479,232)	(674,260)

Total Class A Shares	(414,189)	(490,005)

Class C Shares
Issued	24,058	87,017
Reinvested	7,959	21,406
Redeemed	(150,813)	(122,204)

Total Class C Shares	(118,796)	(13,781)

Institutional Service Class Shares
Issued	28,503	146,264
Reinvested	2,804	23
Redeemed	(31,487)	(13,962)

Total Institutional Service Class Shares	(180)	132,325

Institutional Class Shares
Issued	8,681	122,073
Reinvested	20,490	23,491
Redeemed	(374,747)	(396,986)

Total Institutional Class Shares	(345,576)	(251,422)

Total change in shares	(878,741)	(622,883)

The accompanying notes are an integral part of these financial statements.

52

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Equity Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$16.03	0.10	(0.89)	(0.79)	(0.26)	(0.26)	–	$14.98	(4.97%	)	$38,699,660	1.35%	0.62%		1.51%	37.86%
Year Ended October 31, 2014 (g)	$15.38	0.12	0.84	0.96	(0.31)	(0.31)	–	$16.03	6.30%		$48,044,576	1.33%	0.76%		1.50%	49.77%
Period Ended October 31, 2013 (g)(h)	$13.44	0.04	1.90	1.94	–	–	–	$15.38	14.43%		$53,641,815	1.25%	0.74%		1.67%	17.16%
Year Ended June 30, 2013 (g)	$11.73	0.13	1.97	2.10	(0.39)	(0.39)	–	$13.44	18.34%		$50,709,673	1.32%	1.00%		1.61%	28.88%
Year Ended June 30, 2012 (g)	$12.67	0.10	(1.03)	(0.93)	(0.01)	(0.01)	–	$11.73	(7.32%	)	$52,035,625	1.50%	0.88%		1.61%	77.00%
Year Ended June 30, 2011 (g)	$10.36	0.03	2.61	2.64	(0.33)	(0.33)	–	$12.67	25.52%		$67,171,855	1.50%	0.26%		1.53%	83.00%

Class C Shares
Year Ended October 31, 2015 (g)	$15.18	(0.02)	(0.84)	(0.86)	(0.10)	(0.10)	–	$14.22	(5.67%	)	$14,756,387	2.13%	(0.17%	)	2.30%	37.86%
Year Ended October 31, 2014 (g)	$14.65	0.01	0.79	0.80	(0.27)	(0.27)	–	$15.18	5.55%		$17,561,149	2.04%	0.05%		2.20%	49.77%
Period Ended October 31, 2013 (g)(h)	$12.84	–	1.81	1.81	–	–	–	$14.65	14.10%		$17,153,292	1.95%	0.05%		2.36%	17.16%
Year Ended June 30, 2013 (g)	$11.18	0.06	1.89	1.95	(0.29)	(0.29)	–	$12.84	17.79%		$15,773,769	1.81%	0.51%		2.11%	28.88%
Year Ended June 30, 2012 (g)	$12.15	0.01	(0.98)	(0.97)	–	–	–	$11.18	(7.98%	)	$16,081,624	2.25%	0.12%		2.40%	77.00%
Year Ended June 30, 2011 (g)	$9.94	(0.06)	2.50	2.44	(0.23)	(0.23)	–	$12.15	24.48%		$20,863,344	2.25%	(0.49%	)	2.32%	83.00%

Institutional Service Class Shares
Year Ended October 31, 2015 (g)	$16.50	0.15	(0.92)	(0.77)	(0.33)	(0.33)	–	$15.40	(4.70%	)	$2,052,712	1.05%	0.91%		1.22%	37.86%
Year Ended October 31, 2014 (g)	$15.79	0.08	0.95	1.03	(0.32)	(0.32)	–	$16.50	6.60%		$2,201,635	1.01%	0.47%		1.08%	49.77%
Period Ended October 31, 2013 (g)(h)	$13.79	0.05	1.95	2.00	–	–	–	$15.79	14.50%		$18,002	1.03%	0.97%		1.44%	17.16%
Period Ended June 30, 2013 (g)(i)	$12.23	0.14	1.42	1.56	–	–	–	$13.79	12.76%		$15,718	1.00%	1.71%		1.32%	28.88%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$16.52	0.17	(0.92)	(0.75)	(0.37)	(0.37)	–	$15.40	(4.54%	)	$8,783,188	0.95%	1.04%		1.11%	37.86%
Year Ended October 31, 2014 (g)	$15.80	0.19	0.85	1.04	(0.32)	(0.32)	–	$16.52	6.68%		$15,135,663	0.95%	1.16%		1.12%	49.77%
Period Ended October 31, 2013 (g)(h)	$13.80	0.05	1.95	2.00	–	–	–	$15.80	14.49%		$18,448,210	0.95%	1.04%		1.38%	17.16%
Year Ended June 30, 2013 (g)	$12.04	0.16	2.04	2.20	(0.44)	(0.44)	–	$13.80	18.74%		$18,854,896	1.07%	1.24%		1.31%	28.88%
Year Ended June 30, 2012 (g)	$13.04	0.14	(1.08)	(0.94)	(0.06)	(0.06)	–	$12.04	(7.15%	)	$19,644,731	1.25%	1.15%		1.25%	77.00%
Year Ended June 30, 2011 (g)	$10.65	0.08	2.68	2.76	(0.37)	(0.37)	–	$13.04	25.98%		$23,230,312	1.15%	0.62%		1.15%	83.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

53

Fund Commentary	Nationwide Growth Fund

For the annual period ended October 31, 2015, the Nationwide Growth Fund (Institutional Class) returned 8.73% versus 9.18% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Multi-Cap Growth Funds (consisting of 628 funds as of October 31, 2015) was 5.94% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market activity over the past twelve months has been quite volatile with uneven leadership, and broad domestic equity indices are essentially flat versus a year ago. Volatility picked up quite a bit during the summer and early fall, a period that included a sharp 10% sell-off in equity markets in late August.

The first half of the fund’s fiscal year (fall 2014 into spring 2015) was characterized by considerable economic optimism inspired partly by the positive consumer impact from the collapse in energy prices. But, severe winter weather held back growth in the first quarter of 2015 and spotty economic data throughout the year forced most forecasters to ratchet down expectations. After a slow start, employment picked up nicely by late spring. Despite a couple of rallies, energy continued to be a drag on equities, especially with respect to corporate earnings. But, market action in the second half of the year was largely driven by speculation on when the Federal Reserve would raise interest rates, concern about slowing growth in China and volatility in emerging markets, the impact on multinational firms’ profits from a surge in the dollar and, finally, a huge dust-up over predatory pricing by prescription drug manufacturers.

From a sector perspective, Information Technology was the only consistent winner, outperforming the benchmark in three of the trailing four quarters. At the industry level, Software and Media outperformed in three out of the past four quarters. Strength in the latter was driven by holdings in Netflix, Inc. and video game producer Electronic Arts Inc., which has enjoyed a prolonged run of outperformance. Software & Services benefited from holding several domestically focused transaction processing firms (i.e., Vantiv, Inc.) and leading internet names including Facebook, Inc. and Google Inc., which is now known as Alphabet Inc. Energy and Consumer Staples round out the top three sectors producing excess return. In Energy, we avoided everything except refiners in the second half of the year, and that was the driving factor. Tesoro Corp. was one of the top five performers in the portfolio. The key contributors in Consumer Staples were grocery store operator The Kroger Co. and alternative beverage maker Monster Beverage Corp. The latter signed a strategic distribution deal with The Coca-Cola Co. and swapped its non-energy drink portfolio in return for Coca-Cola taking a 16% equity stake. Two of the top performing names in the portfolio were in the Retail industry group; internet retail giant Amazon.com, Inc. and auto parts store O’Reilly Automotive, Inc.

Health Care was by far the largest detractor from relative return. A long time (and still currently) overweight in the portfolio, the sector came under pressure in late spring after experiencing a multi-year run of outperformance. Underperformance among the fund’s holdings was broad-based, not driven by one or two “accidents” as is often the case. Some of the weakness can be attributed to profit-taking, particularly in the Biotech space, and merger activity based on tax inversion strategies (Actavis plc/Allergan, Inc.) drew government attention. A spike in merger/acquisition activity within managed care may also have tempered enthusiasm, as Anthem, Inc./CIGNA Corp. and Aetna Inc./Humana Inc. mark huge consolidation deals with regulatory risk. Portfolio holdings that detracted from performance included drug distributor McKesson Corp., cancer biotech drug manufacturer Medivation, Inc., and specialty managed care operator Molina Healthcare, Inc.

Over the summer, the pharmaceutical companies came under media and political pressure for aggressive tactics where prices for specialty drugs targeting small patient populations with few or no alternatives were increased

54

Fund Commentary (con’t.)	Nationwide Growth Fund

dramatically. We believe the fund’s exposure to companies employing such practices is minimal, but investors frequently throw the baby out with the bathwater in situations such as this.

On balance, we have reduced the fund’s exposure to Health Care, but it remains overweight relative to the benchmark largely due to its favorable combination of attractive growth and reasonable valuation. However, during the market correction of August and September, we did initiate a position in CIGNA after the shares fell back to their level prior to the Anthem merger announcement, which represented a discount of more than 15% to the potential merger value. Current negative sentiment is likely to persist into 2016, especially given that it is an election year, but ultimately we do not anticipate long-term fundamentals to be permanently impaired by regulatory or congressional action.

Other sectors detracting from relative performance were Telecom, Materials, and Financials. The former two sectors were primarily hurt by significant declines in Level 3 Communications, Inc. and CF Industries Holdings, Inc., respectively. Financials were negatively impacted by holdings exposed to capital markets (Morgan Stanley, WisdomTree Investments, Inc., and Affiliated Managers Group, Inc.) which were hit hard during the August-September correction. The latter two were sold, while we continue to hold the former.

In recent months equity markets have become increasingly thin and narrow, with fewer, bigger names driving index returns. That is particularly true of the October rebound. Broader participation from smaller capitalization stocks would offer stronger support for a continuation of the bull market. As economic growth continues to plod along at a steady, if unspectacular pace, it is worth mentioning the persistent slowing of corporate earnings growth. While the majority of companies continue to beat consensus earnings estimates, the actual numbers reported have shown slowing growth (even excluding energy) for several quarters. We think the odds are 50/50 that the Federal Reserve hikes interest rates in December. Whether they do or they don’t, we think the earnings outlook will play a bigger role in how stocks perform in 2016.

Subadviser:

Boston Advisors, LLC

Portfolio Managers:

David Hanna, Edward Mulrane, Douglas A. Riley and Michael J. Vogelzang

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Growth funds may underperform other funds that use different investing styles. During periods of higher volatility, the Fund utilizes a strategy to hedge against stock market risks by decreasing the Fund’s overall equity exposure by investing in (i) inverse and leveraged exchange-traded funds (ETFs) (which are considered risky and speculative); (ii) derivatives (which create investment leverage and are highly volatile); and/or (iii) short positions in futures (which create investment leverage and can exaggerate losses). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of investment loss, it may prevent achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

55

Fund Overview	Nationwide Growth Fund

Asset Allocation†

Common Stocks	98.6%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries††

Information Technology Services	10.5%
Internet Software & Services	8.3%
Biotechnology	8.0%
Health Care Providers & Services	7.9%
Technology Hardware, Storage & Peripherals	7.1%
Software	6.1%
Media	5.0%
Specialty Retail	4.3%
Internet & Catalog Retail	4.3%
Food & Staples Retailing	3.9%
Other Industries	34.6%
100.0%

Top Holdings††

Apple, Inc.	7.1%
Alphabet, Inc., Class A	5.2%
Microsoft Corp.	3.4%
Amazon.com, Inc.	3.3%
Facebook, Inc., Class A	3.1%
MasterCard, Inc., Class A	2.6%
Home Depot, Inc. (The)	2.6%
Comcast Corp., Class A	2.5%
Walt Disney Co. (The)	2.5%
Amgen, Inc.	2.3%
Other Holdings	65.4%
100.0%

Objective

The Fund seeks long-term capital growth.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Class) returned 8.73%, underperforming its benchmark by 0.45% and outperforming the Lipper peer category median by 2.79%

•	Information technology was the only consistent winner, outperforming the benchmark in three of the trailing four quarters

•	Health care was by far the largest detractor from relative return

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

56

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	8.41%	13.59%	8.60%	N/A
	w/SC2	2.21%	12.26%	7.95%	N/A
Class C	w/o SC1	7.50%	12.76%	7.82%	N/A
	w/SC3	6.66%	N/A	N/A	N/A
Class R4,5		7.93%	13.26%	8.26%	N/A
Institutional Service Class[4]		8.42%	N/A	N/A	15.44%[6]
Institutional Class[7]	w/o SC1	8.73%	13.95%	8.92%	N/A
	w/SC8	N/A	12.90%	8.42%	N/A
Russell 1000® Growth Index		9.18%	15.30%	9.09%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of November 30, 2011.

[7]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.22%	0.96%
Class C	2.01%	1.75%
Class R	1.66%	1.40%
Institutional Service Class	1.11%	0.85%
Institutional Class	0.91%	0.65%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

57

Fund Performance (con’t.)	Nationwide Growth Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Growth Fund versus the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

58

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Growth Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,018.40	4.88	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.37	4.89	0.96
Class C Shares	Actual	(a)	1,000.00	1,014.50	8.94	1.76
	Hypothetical	(a)(b)	1,000.00	1,016.33	8.94	1.76
Class R Shares	Actual	(a)	1,000.00	1,015.80	7.11	1.40
	Hypothetical	(a)(b)	1,000.00	1,018.15	7.12	1.40
Institutional Service Class Shares	Actual	(a)	1,000.00	1,018.50	4.53	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89
Institutional Class Shares	Actual	(a)	1,000.00	1,019.60	3.31	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.93	3.31	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

59

Statement of Investments

October 31, 2015

Nationwide Growth Fund

Common Stocks 98.6%

	Shares	Market Value

Aerospace & Defense 2.8%
General Dynamics Corp.	8,525	$1,266,644
Huntington Ingalls Industries, Inc.	11,350	1,361,319
Northrop Grumman Corp.	14,150	2,656,663
Textron, Inc.	25,400	1,071,118

		6,355,744

Airlines 1.9%
JetBlue Airways Corp.*	66,575	1,653,723
United Continental Holdings, Inc.*	41,650	2,511,912

		4,165,635

Beverages 1.4%
Dr. Pepper Snapple Group, Inc.	34,650	3,096,671

Biotechnology 7.9%
Amgen, Inc.	31,975	5,057,805
Celgene Corp.*	37,275	4,574,015
Dyax Corp.*	45,375	1,249,174
Gilead Sciences, Inc.	43,200	4,671,216
Incyte Corp.*	8,750	1,028,387
Medivation, Inc.*	26,375	1,109,333

		17,689,930

Capital Markets 0.8%
Morgan Stanley	51,925	1,711,967

Chemicals 0.8%
CF Industries Holdings, Inc.	33,825	1,717,295

Communications Equipment 0.5%
F5 Networks, Inc.*	9,825	1,082,715

Construction & Engineering 0.5%
Chicago Bridge & Iron Co. NV	26,000	1,166,620

Containers & Packaging 0.5%
WestRock Co.	19,350	1,040,256

Distributors 0.9%
Pool Corp.	23,725	1,934,537

Diversified Telecommunication Services 2.8%
AT&T, Inc.	60,450	2,025,680
Level 3 Communications, Inc.*	46,975	2,393,376
Verizon Communications, Inc.	37,875	1,775,580

		6,194,636

Electrical Equipment 0.8%
Eaton Corp. PLC	31,075	1,737,403

Food & Staples Retailing 3.8%
CVS Health Corp.	38,600	3,812,908
Kroger Co. (The)	95,600	3,613,680

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
Whole Foods Market, Inc.	36,050	$1,080,058

		8,506,646

Food Products 2.3%
Hershey Co. (The)	17,000	1,507,730
Hormel Foods Corp.	33,725	2,278,124
Ingredion, Inc.	15,225	1,447,288

		5,233,142

Health Care Equipment & Supplies 0.6%
Alere, Inc.*	31,125	1,435,485

Health Care Providers & Services 7.8%
AmerisourceBergen Corp.	23,350	2,253,508
Cardinal Health, Inc.	24,625	2,024,175
Cigna Corp.	18,800	2,519,952
Express Scripts Holding Co.*	33,675	2,908,846
McKesson Corp.	12,225	2,185,830
Molina Healthcare, Inc.*	22,750	1,410,500
UnitedHealth Group, Inc.	34,925	4,113,467

		17,416,278

Hotels, Restaurants & Leisure 1.1%
Darden Restaurants, Inc.	23,200	1,435,848
Pinnacle Entertainment, Inc.*	31,100	1,088,811

		2,524,659

Household Durables 2.1%
GoPro, Inc., Class A*	31,825	795,625
Lennar Corp., Class A	46,150	2,310,731
Mohawk Industries, Inc.*	8,250	1,612,875

		4,719,231

Household Products 1.9%
Colgate-Palmolive Co.	45,600	3,025,560
Spectrum Brands Holdings, Inc.	14,200	1,361,070

		4,386,630

Information Technology Services 10.3%
Broadridge Financial Solutions, Inc.	37,550	2,237,229
Cognizant Technology Solutions Corp., Class A*	44,625	3,039,409
Convergys Corp.	66,075	1,696,145
CoreLogic, Inc.*	42,750	1,666,395
Euronet Worldwide, Inc.*	19,825	1,590,758
Fiserv, Inc.*	35,750	3,450,232
MasterCard, Inc., Class A	58,650	5,805,763
Vantiv, Inc., Class A*	34,125	1,711,369
Visa, Inc., Class A	25,275	1,960,835

		23,158,135

60

Statement of Investments (Continued)

October 31, 2015

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail 4.2%
Amazon.com, Inc.*	11,500	$7,197,850
Netflix, Inc.*	20,234	2,192,961

		9,390,811

Internet Software & Services 8.2%
Alphabet, Inc., Class A*	15,650	11,540,153
Facebook, Inc., Class A*	67,150	6,847,286

		18,387,439

Leisure Products 0.6%
Hasbro, Inc.	16,900	1,298,427

Machinery 1.4%
Deere & Co.	19,425	1,515,150
Stanley Black & Decker, Inc.	15,850	1,679,783

		3,194,933

Media 4.9%
Comcast Corp., Class A	89,000	5,573,180
Walt Disney Co. (The)	47,850	5,442,459

		11,015,639

Multiline Retail 2.0%
J.C. Penney Co., Inc.*	61,200	561,204
Macy’s, Inc.	32,625	1,663,222
Target Corp.	28,025	2,162,970

		4,387,396

Oil, Gas & Consumable Fuels 0.6%
Tesoro Corp.	12,150	1,299,200

Pharmaceuticals 3.2%
Allergan PLC*	10,975	3,385,458
Eli Lilly & Co.	47,100	3,841,947

		7,227,405

Real Estate Management & Development 1.1%
CBRE Group, Inc., Class A*	66,350	2,473,528

Semiconductors & Semiconductor Equipment 2.0%
Broadcom Corp., Class A	26,850	1,380,090
Maxim Integrated Products, Inc.	38,625	1,582,853
NXP Semiconductors NV*	18,275	1,431,846

		4,394,789

Software 6.0%
Cadence Design Systems, Inc.*	63,000	1,399,860
Check Point Software Technologies Ltd.*	20,725	1,760,381
Electronic Arts, Inc.*	38,800	2,796,316

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Microsoft Corp.	140,925	$7,418,292

		13,374,849

Specialty Retail 4.3%
Home Depot, Inc. (The)	45,975	5,684,349
O’Reilly Automotive, Inc.*	14,100	3,895,266

		9,579,615

Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.	130,875	15,639,562

Textiles, Apparel & Luxury Goods 0.9%
Carter’s, Inc.	11,725	1,065,568
G-III Apparel Group Ltd.*	16,100	886,949

		1,952,517

Wireless Telecommunication Services 0.7%
T-Mobile US, Inc.*	40,000	1,515,600

Total Investments (cost $188,632,371) (a) — 98.6%		220,405,325

Other assets in excess of liabilities — 1.4%		3,169,879

NET ASSETS — 100.0%		$223,575,204

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

61

Statement of Assets and Liabilities

October 31, 2015

Nationwide Growth Fund
Assets:
Investments, at value (cost $188,632,371)	$220,405,325
Cash	4,723,921
Dividends receivable	145,915
Receivable for investments sold	2,970,268
Receivable for capital shares issued	108,170
Prepaid expenses	23,944

Total Assets	228,377,543

Liabilities:
Payable for investments purchased	4,552,099
Payable for capital shares redeemed	48,865
Accrued expenses and other payables:
Investment advisory fees	83,329
Fund administration fees	11,099
Distribution fees	12,583
Administrative servicing fees	6,978
Accounting and transfer agent fees	31,112
Trustee fees	527
Custodian fees	773
Compliance program costs (Note 3)	90
Professional fees	23,080
Printing fees	31,717
Other	87

Total Liabilities	4,802,339

Net Assets	$223,575,204

Represented by:
Capital	$182,037,973
Accumulated undistributed net investment income	333,232
Accumulated net realized gains from investments	9,431,045
Net unrealized appreciation/(depreciation) from investments	31,772,954

Net Assets	$223,575,204

Net Assets:
Class A Shares	$35,834,674
Class C Shares	6,498,502
Class R Shares	122,592
Institutional Service Class Shares	20,150,897
Institutional Class Shares	160,968,539

Total	$223,575,204

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,237,740
Class C Shares	716,775
Class R Shares	11,251
Institutional Service Class Shares	1,737,937
Institutional Class Shares	13,939,681

Total	19,643,384

62

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.07
Class C Shares (b)	$9.07
Class R Shares	$10.90
Institutional Service Class Shares	$11.59
Institutional Class Shares	$11.55
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.75

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

63

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$2,419,204
Interest income	7,851
Foreign tax withholding	(267)

Total Income	2,426,788

EXPENSES:
Investment advisory fees	1,325,185
Fund administration fees	130,192
Distribution fees Class A	79,152
Distribution fees Class C	56,469
Distribution fees Class R	2,157
Administrative servicing fees Class A	19,848
Administrative servicing fees Class C	6,349
Administrative servicing fees Class R	835
Administrative servicing fees Institutional Service Class	47,528
Registration and filing fees	50,542
Professional fees	29,479
Printing fees	64,087
Trustee fees	6,166
Custodian fees	8,309
Accounting and transfer agent fees	263,600
Compliance program costs (Note 3)	904
Other	7,667

Total expenses before expenses reimbursed	2,098,469

Expenses reimbursed by adviser (Note 3)	(449,982)

Net Expenses	1,648,487

NET INVESTMENT INCOME	778,301

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	9,522,778
Net change in unrealized appreciation/(depreciation) from investments	7,869,710

Net realized/unrealized gains from investments	17,392,488

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,170,789

The accompanying notes are an integral part of these financial statements.

64

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$778,301	$865,685
Net realized gains from investments	9,522,778	39,049,186
Net change in unrealized appreciation/(depreciation) from investments	7,869,710	(6,689,010)

Change in net assets resulting from operations	18,170,789	33,225,861

Distributions to Shareholders From:
Net investment income:
Class A	(44,146)	(24,814)
Class B (a)	–	–
Class C	–	–
Class R (b)	–	(331)
Institutional Service Class	(42,097)	(2,338)
Institutional Class	(986,169)	(256,324)
Net realized gains:
Class A	(5,251,662)	(2,153,432)
Class B (a)	–	(113,850)
Class C	(1,050,943)	(405,993)
Class R (b)	(90,232)	(37,076)
Institutional Service Class	(3,234,089)	(181,177)
Institutional Class	(29,288,668)	(12,873,160)

Change in net assets from shareholder distributions	(39,988,006)	(16,048,495)

Change in net assets from capital transactions	36,277,152	17,674,951

Change in net assets	14,459,935	34,852,317

Net Assets:
Beginning of year	209,115,269	174,262,952

End of year	$223,575,204	$209,115,269

Accumulated undistributed net investment income at end of year	$333,232	$599,503

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,768,450	$12,251,133
Proceeds from shares issued from class conversion	–	1,153,894
Dividends reinvested	5,058,116	1,994,217
Cost of shares redeemed	(9,505,148)	(13,180,082)

Total Class A Shares	10,321,418	2,219,162

Class B Shares (a)
Proceeds from shares issued	–	16,099
Dividends reinvested	–	110,268
Cost of shares redeemed in class conversion	–	(1,153,894)
Cost of shares redeemed	–	(60,934)

Total Class B Shares	–	(1,088,461)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

65

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$2,424,904	$1,265,058
Dividends reinvested	773,051	298,076
Cost of shares redeemed	(606,406)	(1,117,673)

Total Class C Shares	2,591,549	445,461

Class R Shares (b)
Proceeds from shares issued	186,454	372,044
Dividends reinvested	394	162
Cost of shares redeemed	(455,608)	(30,592)

Total Class R Shares	(268,760)	341,614

Institutional Service Class Shares
Proceeds from shares issued	12,263,418	15,069,863
Dividends reinvested	3,133,717	183,515
Cost of shares redeemed	(9,409,191)	(2,169,755)

Total Institutional Service Class Shares	5,987,944	13,083,623

Institutional Class Shares
Proceeds from shares issued	4,173,854	6,201,243
Dividends reinvested	29,406,549	12,735,702
Cost of shares redeemed	(15,935,402)	(16,263,393)

Total Institutional Class Shares	17,645,001	2,673,552

Change in net assets from capital transactions	$36,277,152	$17,674,951

SHARE TRANSACTIONS:
Class A Shares
Issued	1,377,233	998,740
Issued in class conversion	–	98,157
Reinvested	503,295	179,336
Redeemed	(852,517)	(1,088,329)

Total Class A Shares	1,028,011	187,904

Class B Shares (a)
Issued	–	1,614
Reinvested	–	11,474
Redeemed in class conversion	–	(113,754)
Redeemed	–	(6,113)

Total Class B Shares	–	(106,779)

Class C Shares
Issued	268,598	122,971
Reinvested	93,251	31,017
Redeemed	(67,325)	(110,221)

Total Class C Shares	294,524	43,767

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

66

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class R Shares (b)
Issued	17,820	32,108
Reinvested	40	15
Redeemed	(43,723)	(2,601)

Total Class R Shares	(25,863)	29,522

Institutional Service Class Shares
Issued	1,051,699	1,190,689
Reinvested	297,882	15,903
Redeemed	(818,408)	(173,281)

Total Institutional Service Class Shares	531,173	1,033,311

Institutional Class Shares
Issued	361,141	502,911
Reinvested	2,806,937	1,107,452
Redeemed	(1,379,634)	(1,304,457)

Total Institutional Class Shares	1,788,444	305,906

Total change in shares	3,616,289	1,493,631

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

67

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$12.70	0.01	0.81	0.82	(0.02)	(2.43)	(2.45)	–	$11.07	8.41%		$35,834,674	0.96%	0.13%		1.17%	95.18%
Year Ended October 31, 2014 (f)	$11.74	0.03	2.02	2.05	(0.01)	(1.08)	(1.09)	–	$12.70	18.85%	(g)	$28,072,969	0.92%	0.22%		1.21%	159.77%
Year Ended October 31, 2013 (f)	$9.43	0.04	2.31	2.35	(0.04)	–	(0.04)	–	$11.74	24.89%		$23,726,994	0.84%	0.35%		1.21%	114.74%
Year Ended October 31, 2012 (f)	$8.76	–	0.67	0.67	–	–	–	–	$9.43	7.65%		$19,431,586	0.92%	(0.01%	)	1.28%	147.27%
Year Ended October 31, 2011 (f)	$8.03	(0.04)	0.77	0.73	–	–	–	–	$8.76	9.09%		$14,990,932	1.28%	(0.44%	)	1.32%	178.77%

Class C Shares
Year Ended October 31, 2015 (f)	$10.91	(0.06)	0.65	0.59	–	(2.43)	(2.43)	–	$9.07	7.50%		$6,498,502	1.76%	(0.67%	)	1.96%	95.18%
Year Ended October 31, 2014 (f)	$10.28	(0.06)	1.77	1.71	–	(1.08)	(1.08)	–	$10.91	18.11%		$4,605,215	1.68%	(0.54%	)	1.97%	159.77%
Year Ended October 31, 2013 (f)	$8.29	(0.03)	2.02	1.99	–	–	–	–	$10.28	24.00%		$3,891,666	1.55%	(0.37%	)	1.91%	114.74%
Year Ended October 31, 2012 (f)	$7.75	(0.06)	0.60	0.54	–	–	–	–	$8.29	6.97%		$2,890,888	1.61%	(0.70%	)	1.97%	147.27%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	–	$7.75	8.24%		$1,041,641	2.02%	(1.19%	)	2.06%	178.77%

Class R Shares (h)
Year Ended October 31, 2015 (f)	$12.57	(0.02)	0.78	0.76	–	(2.43)	(2.43)	–	$10.90	7.93%		$122,592	1.35%	(0.22%	)	1.55%	95.18%
Year Ended October 31, 2014 (f)	$11.65	(0.02)	2.03	2.01	(0.01)	(1.08)	(1.09)	–	$12.57	18.59%		$466,380	1.31%	(0.19%	)	1.60%	159.77%
Year Ended October 31, 2013 (f)	$9.36	0.02	2.28	2.30	(0.01)	–	(0.01)	–	$11.65	24.61%		$88,479	1.05%	0.24%		1.42%	114.74%
Year Ended October 31, 2012 (f)	$8.71	(0.02)	0.67	0.65	–	–	–	–	$9.36	7.46%		$177,069	1.14%	(0.23%	)	1.50%	147.27%
Year Ended October 31, 2011 (f)	$8.01	(0.07)	0.77	0.70	–	–	–	–	$8.71	8.74%		$107,360	1.66%	(0.78%	)	1.70%	178.77%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$13.19	0.02	0.84	0.86	(0.03)	(2.43)	(2.46)	–	$11.59	8.42%		$20,150,897	0.88%	0.21%		1.09%	95.18%
Year Ended October 31, 2014 (f)	$12.14	0.03	2.11	2.14	(0.01)	(1.08)	(1.09)	–	$13.19	18.99%		$15,921,009	0.85%	0.27%		1.11%	159.77%
Year Ended October 31, 2013 (f)	$9.75	0.05	2.37	2.42	(0.03)	–	(0.03)	–	$12.14	24.92%		$2,105,662	0.80%	0.48%		1.16%	114.74%
Period Ended October 31, 2012 (f)(i)	$8.95	0.02	0.78	0.80	–	–	–	–	$9.75	8.94%		$41,688,164	0.80%	0.21%		1.16%	147.27%

Institutional Class Shares (j)
Year Ended October 31, 2015 (f)	$13.17	0.05	0.84	0.89	(0.08)	(2.43)	(2.51)	–	$11.55	8.73%		$160,968,539	0.65%	0.45%		0.85%	95.18%
Year Ended October 31, 2014 (f)	$12.10	0.07	2.10	2.17	(0.02)	(1.08)	(1.10)	–	$13.17	19.31%		$160,049,696	0.61%	0.53%		0.90%	159.77%
Year Ended October 31, 2013 (f)	$9.75	0.07	2.38	2.45	(0.10)	–	(0.10)	–	$12.10	25.23%		$143,352,461	0.55%	0.65%		0.92%	114.74%
Year Ended October 31, 2012 (f)	$9.03	0.03	0.69	0.72	–	–	–	–	$9.75	7.97%		$125,314,953	0.65%	0.27%		1.00%	147.27%
Year Ended October 31, 2011 (f)	$8.25	(0.02)	0.81	0.79	(0.01)	–	(0.01)	–	$9.03	9.54%		$127,243,832	1.03%	(0.17%	)	1.07%	178.77%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of November 30, 2011 through October 31, 2012.
(j)	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

The accompanying notes are an integral part of these financial statements.

68

Fund Commentary	Nationwide Herndon Mid Cap Value Fund

For the annual period ended October 31, 2015, the Nationwide Herndon Mid Cap Value Fund (Institutional Service Class) registered -6.70% versus 0.47% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 412 funds as of October 31, 2015) was 1.62% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Both sector allocation and stock selection were negative for the period; however, stock selection was the main driver of negative relative underperformance.

The three sectors with the highest relative contribution for the period were Health Care, Consumer Staples, and Materials. CIGNA Corp., a holding in the Health Care Providers and Services Industry, led the relative performance in the Health Care sector. The Consumer Staples sector garnered positive double-digit returns that were primarily attributed to Herbalife Ltd., a global nutrition company. Our stock selection with holdings such as Celanese Corp. and Newmarket Corp. drove the relative outperformance in the Materials sector.

The sectors with the lowest level of contribution were Financials, Energy and Technology. Within the Financials sector, the majority of the underperformance can be attributed to Waddell & Reed Financial, Inc. and Nationstar Mortgage Holdings Inc. Waddell & Reed, an asset manager where negative sentiment associated with turnover in the portfolio management ranks, increased outflows and weaker fund performance have disproportionately punished the company. Nationstar Mortgage was negatively impacted by disappointing earnings and heighted regulatory scrutiny. Nationstar Mortgage was sold from the portfolio at the end of the 2Q2015 as a result of it being removed from our universe, the Russell 1000 Index. Much of the maligned performance of Energy occurred in the fourth quarter of 2014 as the decline in oil prices wreaked havoc on this part of the portfolio. The two worst performing

Energy stocks during the period were the oil and gas exploration and production company, Whiting Petroleum Corp. and the driller, Atwood Oceanics, Inc. Hardware companies, Western Digital Corp. and Lexmark International, Inc., were the largest detractors in the Technology sector.

The top three positive individual stock contributors were CIGNA Corp. (+63%), DST Systems, Inc. (+28%) and Herbalife Ltd. (+7%). The bottom three individual stock contributors were Whiting Petroleum Corp. (-68%), Copa Holdings S.A. (-55%) and Western Digital Corp. (-31%).

As we look further into the fourth quarter and beyond, we believe the stimulus in the global economy will eventually begin to have a more positive impact. We believe the portfolio is advantageously exposed and highly correlated with the sectors that should perform well during such a period of market performance and significantly underweight those that should lag. As with many things in life, timing is everything. Our positioning has been consistent. Our view is that uncertainty breeds opportunity. The strategy is overweight in the Materials, Industrials and Technology sectors while underweight in Financials, Utilities, and Health Care.

Subadviser:

Herndon Capital Management, LLC

Portfolio Manager:

Randell A. Cain Jr., CFA

The Fund is subject to the risks of investing in equity securities, including securities of mid-sized companies. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

69

Fund Overview	Nationwide Herndon Mid Cap Value Fund

Asset Allocation†

Common Stocks	95.8%
Other assets in excess of liabilities	4.2%
100.0%

Top Industries††

Chemicals	10.8%
Diversified Financial Services	9.4%
Oil, Gas & Consumable Fuels	8.2%
Capital Markets	7.3%
Real Estate Investment Trusts (REITs)	6.9%
Machinery	5.9%
Specialty Retail	5.7%
Technology Hardware, Storage & Peripherals	4.4%
Independent Power and Renewable Electricity Producers	4.2%
Personal Products	4.1%
Other Industries	33.1%
100.0%

Top Holdings††

AES Corp. (The)	4.3%
CBOE Holdings, Inc.	4.0%
Ross Stores, Inc.	3.7%
Herbalife Ltd.	3.6%
DST Systems, Inc.	3.5%
Landstar System, Inc.	3.1%
CF Industries Holdings, Inc.	3.1%
McGraw Hill Financial, Inc.	3.0%
Graco, Inc.	3.0%
Toro Co. (The)	2.9%
Other Holdings	65.8%
100.0%

Objective

The Fund seeks long-term capital growth.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned -6.70%, underperforming its benchmark by 7.17% and underperforming the Lipper peer category median by 8.32%

•	The three sectors with the highest relative contribution were Health Care, Consumer Staples, and Materials

•	Stock selection was the main driver of negative relative underperformance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

70

Fund Performance	Nationwide Herndon Mid Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	Inception
Class A	w/o SC2	(6.98)%	(6.12)%	[1]
	w/SC3	(12.30)%	(10.18)%	[1]
Class C	w/o SC2	(7.61)%	(6.81)%	[1]
	w/SC4	(8.61)%	(6.81)%	[1]
Institutional Service Class[1,5]		(6.70)%	(5.91)%	[1]
Institutional Class[1,5]		(6.73)%	(5.86)%	[1]
Russell MidCap® Value Index		0.47%	0.87%
CPI		0.17%	(0.16)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Since inception date of June 30,2014.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	4.98%	1.35%
Class C	5.73%	2.10%
Institutional Service Class	4.73%	1.10%
Institutional Class	4.58%	0.95%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

71

Fund Performance (con’t.)	Nationwide Herndon Mid Cap Value Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Herndon Mid Cap Value Fund from inception through 10/31/15 versus the Russell Midcap® Value Index and the Consumer Price Index (CPI) from 7/1/14 through 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

72

Shareholder Expense Example	Nationwide Herndon Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Herndon Mid Cap Value Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	901.80	5.61	1.17
	Hypothetical	(a)(b)	1,000.00	1,019.31	5.96	1.17
Class C Shares	Actual	(a)	1,000.00	898.30	9.33	1.95
	Hypothetical	(a)(b)	1,000.00	1,015.38	9.91	1.95
Institutional Service Class Shares	Actual	(a)	1,000.00	902.60	4.56	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95
Institutional Class Shares	Actual	(a)	1,000.00	902.60	4.56	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

73

Statement of Investments

October 31, 2015

Nationwide Herndon Mid Cap Value Fund

Common Stocks 95.8%

	Shares	Market Value

Aerospace & Defense 2.2%
Rockwell Collins, Inc.	1,206	$104,584

Airlines 1.8%
Copa Holdings SA, Class A	1,657	83,712

Capital Markets 7.0%
Eaton Vance Corp.	3,030	109,413
Federated Investors, Inc., Class B	4,121	126,638
Waddell & Reed Financial, Inc., Class A	2,392	88,361

		324,412

Chemicals 10.3%
Celanese Corp., Series A	1,547	109,914
CF Industries Holdings, Inc.	2,697	136,927
Huntsman Corp.	8,607	113,354
NewMarket Corp.	307	120,878

		481,073

Communications Equipment 2.6%
Harris Corp.	1,545	122,256

Containers & Packaging 2.2%
Packaging Corp. of America	1,496	102,401

Diversified Financial Services 9.0%
CBOE Holdings, Inc.	2,679	179,600
McGraw Hill Financial, Inc.	1,460	135,254
Moody’s Corp.	1,091	104,911

		419,765

Energy Equipment & Services 3.8%
Ensco PLC, Class A	2,410	40,079
Noble Corp. PLC	3,426	46,148
RPC, Inc.	8,310	91,659

		177,886

Health Care Providers & Services 3.4%
AmerisourceBergen Corp.	1,122	108,284
Laboratory Corp. of America Holdings *	421	51,674

		159,958

Independent Power and Renewable Electricity Producers 4.1%
AES Corp. (The)	17,342	189,895

Information Technology Services 3.4%
DST Systems, Inc.	1,291	157,696

Insurance 1.1%
RenaissanceRe Holdings Ltd.	464	50,868

Leisure Products 2.1%
Polaris Industries, Inc.	884	99,309

Common Stocks (continued)

	Shares	Market Value

Machinery 5.6%
Graco, Inc.	1,840	$135,056
Toro Co. (The)	1,701	128,034

		263,090

Multiline Retail 1.5%
Dollar Tree, Inc. *	1,071	70,140

Oil, Gas & Consumable Fuels 7.9%
Continental Resources, Inc. *	1,354	45,914
CVR Energy, Inc.	1,324	58,865
PBF Energy, Inc., Class A	3,210	109,140
SM Energy Co.	1,207	40,254
Tesoro Corp.	1,057	113,025

		367,198

Personal Products 3.9%
Herbalife Ltd. *	2,883	161,563
Nu Skin Enterprises, Inc., Class A	544	20,786

		182,349

Pharmaceuticals 0.9%
Jazz Pharmaceuticals PLC *	293	40,223

Real Estate Investment Trusts (REITs) 6.6%
American Capital Agency Corp.	4,508	80,378
Apartment Investment & Management Co., Class A	3,161	123,880
CBL & Associates Properties, Inc.	7,106	103,605

		307,863

Real Estate Management & Development 1.5%
CBRE Group, Inc., Class A *	1,909	71,167

Road & Rail 2.9%
Landstar System, Inc.	2,180	137,427

Software 2.2%
Symantec Corp.	4,948	101,929

Specialty Retail 5.5%
Bed Bath & Beyond, Inc. *	1,514	90,280
Ross Stores, Inc.	3,246	164,182

		254,462

Technology Hardware, Storage & Peripherals 4.3%
Lexmark International, Inc., Class A	2,968	$96,431
Western Digital Corp.	1,526	101,967

		198,398

Total Investments (cost $4,658,097) (a) — 95.8%		4,468,061

Other assets in excess of liabilities — 4.2%		197,115

NET ASSETS — 100.0%		$4,665,176

74

Statement of Investments (Continued)

October 31, 2015

Nationwide Herndon Mid Cap Value Fund (Continued)

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

75

Statement of Assets and Liabilities

October 31, 2015

Nationwide Herndon Mid Cap Value Fund
Assets:
Investments, at value (cost $4,658,097)	$4,468,061
Cash	197,650
Dividends receivable	6,058
Receivable for investment advisory fees	7,650
Prepaid expenses	21,253

Total Assets	4,700,672

Liabilities:
Accrued expenses and other payables:
Fund administration fees	7,057
Distribution fees	110
Administrative servicing fees	2,453
Accounting and transfer agent fees	558
Trustee fees	247
Custodian fees	18
Compliance program costs (Note 3)	36
Professional fees	22,314
Printing fees	2,694
Other	9

Total Liabilities	35,496

Net Assets	$4,665,176

Represented by:
Capital	$5,075,773
Accumulated undistributed net investment income	39,983
Accumulated net realized losses from investments	(260,544)
Net unrealized appreciation/(depreciation) from investments	(190,036)

Net Assets	$4,665,176

Net Assets:
Class A Shares	$142,673
Class C Shares	96,273
Institutional Service Class Shares	4,333,970
Institutional Class Shares	92,260

Total	$4,665,176

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,538
Class C Shares	10,581
Institutional Service Class Shares	472,472
Institutional Class Shares	10,059

Total	508,650

76

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Herndon Mid Cap Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.18
Class C Shares (b)	$9.10
Institutional Service Class Shares	$9.17
Institutional Class Shares	$9.17
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.74

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

77

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Herndon Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$96,210
Interest income	299

Total Income	96,509

EXPENSES:
Offering costs	34,238
Investment advisory fees	37,094
Fund administration fees	84,251
Distribution fees Class A	346
Distribution fees Class C	1,025
Administrative servicing fees Class C	1
Administrative servicing fees Institutional Service Class	70
Registration and filing fees	75,646
Professional fees	22,143
Printing fees	4,792
Accounting and transfer agent fees	4,130
Compliance program costs (Note 3)	4
Other	2,045

Total expenses before earnings credit and expenses reimbursed	265,785

Earnings credit (Note 4)	(27)
Expenses reimbursed by adviser (Note 3)	(217,355)

Net Expenses	48,403

NET INVESTMENT INCOME	48,106

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(241,714)
Net change in unrealized appreciation/(depreciation) from investments	(144,346)

Net realized/unrealized losses from investments	(386,060)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(337,954)

The accompanying notes are an integral part of these financial statements.

78

Statements of Changes in Net Assets

	Nationwide Herndon Mid Cap Value Fund
	Year Ended October 31, 2015	Period ended October 31, 2014 (a)
Operations:
Net investment income	$48,106	$7,495
Net realized losses from investments	(241,714)	(20,049)
Net change in unrealized appreciation/(depreciation) from investments	(144,346)	(45,690)

Change in net assets resulting from operations	(337,954)	(58,244)

Distributions to Shareholders From:
Net investment income:
Class A	(136)	–
Class C	–	–
Institutional Service Class	(22,913)	–
Institutional Class	(548)	–

Change in net assets from shareholder distributions	(23,597)	–

Change in net assets from capital transactions	68,671	5,016,300

Change in net assets	(292,880)	4,958,056

Net Assets:
Beginning of period	4,958,056	–

End of period	$4,665,176	$4,958,056

Accumulated undistributed net investment income at end of period	$39,983	$10,883

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$39,270	$116,300
Dividends reinvested	136	–
Cost of shares redeemed	–	–

Total Class A Shares	39,406	116,300

Class C Shares
Proceeds from shares issued	5,804	100,000
Dividends reinvested	–	–
Cost of shares redeemed	–	–

Total Class C Shares	5,804	100,000

Institutional Service Class Shares
Proceeds from shares issued	–	4,700,000
Dividends reinvested	22,913	–
Cost of shares redeemed	–	–

Total Institutional Service Class Shares	22,913	4,700,000

Institutional Class Shares
Proceeds from shares issued	–	100,000
Dividends reinvested	548	–
Cost of shares redeemed	–	–

Total Institutional Class Shares	548	100,000

Change in net assets from capital transactions	$68,671	$5,016,300

(a)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014.

79

Statements of Changes in Net Assets (Continued)

	Nationwide Herndon Mid Cap Value Fund
	Year Ended October 31, 2015	Period ended October 31, 2014 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	3,893	11,630
Reinvested	15	–
Redeemed	–	–

Total Class A Shares	3,908	11,630

Class C Shares
Issued	581	10,000
Reinvested	–	–
Redeemed	–	–

Total Class C Shares	581	10,000

Institutional Service Class Shares
Issued	–	470,000
Reinvested	2,472	–
Redeemed	–	–

Total Institutional Service Class Shares	2,472	470,000

Institutional Class Shares
Issued	–	10,000
Reinvested	59	–
Redeemed	–	–

Total Institutional Class Shares	59	10,000

Total change in shares	7,020	501,630

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

80

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Herndon Mid Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$9.88	0.07	(0.76)	(0.69)	(0.01)	(0.01)	$9.18	(6.98%	)	$142,673	1.19%	0.76%	5.54%	46.74%
Period Ended October 31, 2014 (f)(g)	$10.00	0.01	(0.13)	(0.12)	–	–	$9.88	(1.20%	)	$114,859	1.35%	0.26%	6.39%	12.97%

Class C Shares
Year Ended October 31, 2015 (f)	$9.85	–	(0.75)	(0.75)	–	–	$9.10	(7.61%	)	$96,273	1.95%	–	6.35%	46.74%
Period Ended October 31, 2014 (f)(g)	$10.00	(0.02)	(0.13)	(0.15)	–	–	$9.85	(1.50%	)	$98,514	2.10%	(0.53)%	7.07%	12.97%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$9.88	0.10	(0.76)	(0.66)	(0.05)	(0.05)	$9.17	(6.70%	)	$4,333,970	0.95%	1.00%	5.35%	46.74%
Period Ended October 31, 2014 (f)(g)	$10.00	0.02	(0.14)	(0.12)	–	–	$9.88	(1.20%	)	$4,645,786	1.10%	0.47%	6.07%	12.97%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$9.89	0.10	(0.77)	(0.67)	(0.05)	(0.05)	$9.17	(6.73%	)	$92,260	0.95%	1.00%	5.35%	46.74%
Period Ended October 31, 2014 (f)(g)	$10.00	0.02	(0.13)	(0.11)	–	–	$9.89	(1.10%	)	$98,897	0.95%	0.62%	5.92%	12.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of June 30, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

81

Fund Commentary	Nationwide Small Company Growth Fund

For the annual period ended October 31, 2015, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 8.10% versus 3.52% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 551 funds as of October 31, 2015) was 2.14% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Our portfolio strategy is not in any way structured relative to a benchmark. Therefore, we do not provide attribution analysis relative to a benchmark, or comment on benchmark sector performance. No derivatives were used during the period.

Performance was due to many strong performers spread broadly across our sectors. Among the top performers were Manhattan Associates, Inc. (Information/Knowledge Management), Incyte Corp. (Medical/Healthcare), and Tyler Technologies, Inc. (Business Services).

Manhattan Associates develops supply chain management software solutions for a wide range of customers, including manufacturers, retailers, wholesalers, and others. The company’s products help to improve execution and efficiency for their customers by organizing workflows and ensuring that raw materials and products are delivered and accessible at the right location at the right time.

Incyte develops proprietary therapeutic drugs for the treatment of serious unmet medical needs. Its first product is currently utilized in the treatment of myelofibrosis, and may potentially have other applications as well. Other products in development at Incyte are aimed at treatments for pancreatic cancer, melanoma, and lung, breast, colorectal, and other cancers.

Tyler Technologies provides municipal and county governments and schools with information management software to meet their information technology and automation needs for mission-critical back-office functions, such as financial management and courts and justice processes. The company also provides systems and software that automate the appraisal and assessment of real and personal property, as well as property appraisal outsourcing services for local governments and taxing authorities.

On the downside, among the worst detractors were Quidel Corp. (Medical/Healthcare), Sun Hydraulics Corp. and Geospace Technologies Corp. (both Industrial Products & Systems).

Quidel develops, manufactures, and sells point of care (POC) diagnostic tests to detect and manage a variety of medical conditions and illnesses, including infectious diseases, women’s health, autoimmune diseases, bone health, thyroid diseases and gastrointestinal diseases. The company derives the majority of revenue from its legacy products, which are designed to detect influenza, streptococcus and pregnancy. The company has introduced several new diagnostic platforms that increase the breadth of menu, improve ease of use, increase test accuracy, reduce costs and shorten the time to result.

Sun Hydraulics develops hydraulic valves, manifolds, and hydraulic control systems for a wide range of applications in multiple industries. Its products are important components in machinery and equipment used in agriculture, construction, mining, metal cutting and forming, robotics, factory automation, and numerous other applications.

Geospace Technologies develops equipment focused on increasing the efficiency and accuracy of gathering seismic data, which is used in the exploration of an oil or natural gas field. Geospace Technologies’ pioneering efforts in developing a wireless system for gathering this data has led to its strong revenue growth in previous years, although it has recently been negatively impacted by the significant reduction in oilfield exploration activities due to the precipitous decline in oil prices.

During the past 12 months, the following four new holdings were added to the portfolio: Guidewire Software, Inc., Ellie Mae, Inc., Veeva Systems Inc., and Textura Corp. Three companies were sold out

82

Fund Commentary (con’t.)	Nationwide Small Company Growth Fund

of the portfolio: EnerNOC Inc., Rovi Corp., and CARBO Ceramics Inc. One company, Cyberonics, Inc., was acquired out of the portfolio during the period.

We remain quite optimistic about the long-term potential of the portfolio overall. Of course, this does not mean that the portfolio is immune from negative company-specific events or that every portfolio holding will do well. And it most certainly does not mean that the portfolio will not be adversely affected by economic, political and/or other exogenous events. We do not spend our time determining probabilities for potential outcomes (political, economic or otherwise) and then subsequently repositioning the portfolio to take advantage of these expected outcomes. We do, however, assess and analyze the long-term fundamentals of industries and companies to determine whether an investment candidate or portfolio holding meets the criteria for our small company investment program.

At Brown Capital Management, our investment philosophy does not change quarter to quarter, and is not geared toward any specific market conditions or circumstances. While we are influenced by market movements, our consistent investment process does not change in anticipation of one or another type of market. Focusing on exceptional small companies that have the wherewithal to become exceptional large companies is where we concentrate our efforts. As long-term and benchmark agnostic investors, our style is a disciplined and patient implementation of our small company investment process. As always, we are committed to building and maintaining a winning investment program that meets your required long-term investment needs.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Damien Davis, Andrew Fones, Robert Hall, Kempton Ingersol and Keith Lee

The Fund is subject to the risks of investing in equity securities (including small companies). The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

83

Fund Overview	Nationwide Small Company Growth Fund

Asset Allocation†

Common Stocks	95.6%
Repurchase Agreement	0.4%
Mutual Fund††	0.0%
Other assets in excess of liabilities	4.0%
100.0%

Top Industries†††

Software	33.6%
Health Care Equipment & Supplies	17.1%
Electronic Equipment, Instruments & Components	10.3%
Health Care Technology	9.7%
Machinery	5.2%
Life Sciences Tools & Services	4.3%
Chemicals	4.1%
Internet Software & Services	3.8%
Biotechnology	3.8%
Communications Equipment	3.5%
Other Industries*	4.6%
100.0%

Top Holdings†††

Manhattan Associates, Inc.	5.1%
Cantel Medical Corp.	4.9%
Tyler Technologies, Inc.	4.8%
Neogen Corp.	4.7%
Blackbaud, Inc.	4.7%
ANSYS, Inc.	4.7%
ACI Worldwide, Inc.	4.4%
Cognex Corp.	4.3%
Balchem Corp.	4.1%
SolarWinds, Inc.	4.1%
Other Holdings*	54.2%
100.0%

Objective

The Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 8.10%, outperforming its benchmark by 4.58% and outperforming the Lipper peer category median by 5.96%

•	Performance was due to many strong performers spread broadly across our sectors

•	On the downside, among the worst detractors were Quidel Corp., Sun Hydraulics Corp. and Geospace Technologies Corp.

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

84

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	Inception
Class A	w/o SC1	7.89%	17.35%	[2]
	w/SC3	1.71%	15.55%	[2]
Institutional Service Class[4]		8.10%	17.59%	[2]
Russell 2000® Growth Index		3.52%	15.44%
CPI		0.17%	1.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of January 3, 2012.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.89%	1.34%
Institutional Service Class	1.74%	1.19%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

85

Fund Performance (con’t.)	Nationwide Small Company Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 10/31/15 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) from 2/1/12 through 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

86

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Company Growth Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,035.90	6.72	1.31
	Hypothetical	(a)(b)	1,000.00	1,018.60	6.67	1.31
Institutional Service Class Shares	Actual	(a)	1,000.00	1,037.30	6.11	1.19
	Hypothetical	(a)(b)	1,000.00	1,019.21	6.06	1.19

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

87

Statement of Investments

October 31, 2015

Nationwide Small Company Growth Fund

Common Stocks 95.6%

	Shares	Market Value

Biotechnology 3.6%
Incyte Corp.*	59,387	$6,979,754

Chemicals 3.9%
Balchem Corp.	111,746	7,632,252

Communications Equipment 3.4%
NetScout Systems, Inc.*	181,655	6,515,965

Electronic Equipment, Instruments & Components 9.9%
Cognex Corp.	214,866	8,078,962
Dolby Laboratories, Inc., Class A	16,735	580,202
DTS, Inc.*	98,130	2,920,349
FEI Co.	95,241	6,875,448
FLIR Systems, Inc.	25,112	669,737

		19,124,698

Energy Equipment & Services 0.5%
Geospace Technologies Corp.*	62,972	967,250

Health Care Equipment & Supplies 16.4%
Abaxis, Inc.	134,552	6,755,856
Cantel Medical Corp.	153,560	9,103,037
Meridian Bioscience, Inc.	184,046	3,498,714
Neogen Corp.*	163,286	8,825,608
Quidel Corp.*	191,341	3,677,574

		31,860,789

Health Care Technology 9.3%
MedAssets, Inc.*	132,494	3,137,458
Medidata Solutions, Inc.*	172,936	7,436,248
Quality Systems, Inc.	227,644	3,198,398
Veeva Systems, Inc., Class A*	110,831	2,811,783
Vocera Communications, Inc.*	127,921	1,505,630

		18,089,517

Health Care Equipment & Supplies 1.4%
LivaNova PLC*	39,607	2,625,152

Internet Software & Services 3.6%
NIC, Inc.	312,503	5,928,182
Textura Corp.* (a)	37,367	1,097,095

		7,025,277

Life Sciences Tools & Services 4.1%
Bio-Techne Corp.	78,479	6,921,848
Bruker Corp.*	58,667	1,077,713

		7,999,561

Machinery 5.0%
Dynamic Materials Corp.	77,567	553,053
Proto Labs, Inc.* (a)	76,336	4,949,626
Sun Hydraulics Corp.	142,033	4,160,146

		9,662,825

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 2.2%
Diodes, Inc.*	181,376	$4,153,510

Software 32.3%
ACI Worldwide, Inc.*	339,773	8,137,563
American Software, Inc., Class A	148,825	1,522,480
ANSYS, Inc.*	91,675	8,737,544
Blackbaud, Inc.	139,708	8,758,295
Ellie Mae, Inc.*	26,120	1,906,238
Guidewire Software, Inc.*	54,556	3,176,796
Manhattan Associates, Inc.*	130,363	9,496,945
Nuance Communications, Inc.*	22,359	379,432
PROS Holdings, Inc.*	167,456	4,022,293
SolarWinds, Inc.*	131,048	7,604,715
Tyler Technologies, Inc.*	51,850	8,833,166

		62,575,467

Total Common Stocks (cost $185,549,669)		185,212,017

Mutual Fund 0.0%
Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	49,951	49,951

Total Mutual Fund (cost $49,951)		49,951

Repurchase Agreement 0.4%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $825,086, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $841,583. (c)(d)	$825,082	825,082

Total Repurchase Agreement (cost $825,082)		825,082

Total Investments (cost $186,424,702) (e) — 96.0%		186,087,050

Other assets in excess of liabilities — 4.0%		7,722,239

NET ASSETS — 100.0%		$193,809,289

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $857,541.

88

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Company Growth Fund (Continued)

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $875,033.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

89

Statement of Assets and Liabilities

October 31, 2015

Nationwide Small Company Growth Fund
Assets:
Investments, at value* (cost $185,599,620)	$185,261,968
Repurchase agreement, at value (cost $825,082)	825,082

Total Investments, at value (total cost $186,424,702)	186,087,050

Cash	8,553,748
Dividends receivable	2,008
Security lending income receivable	2,210
Receivable for investments sold	334,745
Receivable for capital shares issued	59,707
Prepaid expenses	6,694

Total Assets	195,046,162

Liabilities:
Payable for investments purchased	134,831
Payable for capital shares redeemed	19,531
Payable upon return of securities loaned (Note 2)	875,033
Accrued expenses and other payables:
Investment advisory fees	131,529
Fund administration fees	10,038
Distribution fees	339
Administrative servicing fees	37,952
Accounting and transfer agent fees	385
Trustee fees	467
Custodian fees	494
Compliance program costs (Note 3)	79
Professional fees	22,287
Printing fees	3,328
Other	580

Total Liabilities	1,236,873

Net Assets	$193,809,289

Represented by:
Capital	$189,866,312
Accumulated net realized gains from investments	4,280,629
Net unrealized appreciation/(depreciation) from investments	(337,652)

Net Assets	$193,809,289

Net Assets:
Class A Shares	$3,308,794
Institutional Service Class Shares	190,500,495

Total	$193,809,289

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	249,580
Institutional Service Class Shares	14,283,701

Total	14,533,281

*	Includes value of securities on loan of $857,541 (Note 2).

90

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Small Company Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.26
Institutional Service Class Shares	$13.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.07

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

91

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$307,998
Income from securities lending (Note 2)	14,776
Interest income	3,115

Total Income	325,889

EXPENSES:
Investment advisory fees	553,508
Fund administration fees	91,960
Distribution fees Class A	3,890
Administrative servicing fees Class A	2,303
Administrative servicing fees Institutional Service Class	158,012
Registration and filing fees	21,234
Professional fees	24,658
Printing fees	6,656
Trustee fees	1,388
Custodian fees	2,222
Accounting and transfer agent fees	4,120
Compliance program costs (Note 3)	329
Other	5,758

Total expenses before expenses reimbursed	876,038

Expenses reimbursed by adviser (Note 3)	(97,176)

Net Expenses	778,862

NET INVESTMENT LOSS	(452,973)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,860,325
Net change in unrealized appreciation/(depreciation) from investments	(2,439,226)

Net realized/unrealized gains from investments	2,421,099

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,968,126

The accompanying notes are an integral part of these financial statements.

92

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$(452,973)	$(220,829)
Net realized gains from investments	4,860,325	7,067,443
Net change in unrealized appreciation/(depreciation) from investments	(2,439,226)	(4,639,656)

Change in net assets resulting from operations	1,968,126	2,206,958

Distributions to Shareholders From:
Net investment income:
Class A	–	(1,021)
Institutional Service Class	–	(1,714)
Net realized gains:
Class A	(417,743)	(2,284)
Institutional Service Class	(6,533,717)	(148,801)

Change in net assets from shareholder distributions	(6,951,460)	(153,820)

Change in net assets from capital transactions	172,032,283	(34,997,413)

Change in net assets	167,048,949	(32,944,275)

Net Assets:
Beginning of year	26,760,340	59,704,615

End of year	$193,809,289	$26,760,340

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,585,709	$2,149,115
Dividends reinvested	417,020	3,251
Cost of shares redeemed	(889,806)	(1,408,885)

Total Class A Shares	2,112,923	743,481

Institutional Service Class Shares
Proceeds from shares issued	10,698,940	8,911,451
Dividends reinvested	6,533,717	150,178
Proceeds from shares issued in-kind (Note 11)	167,271,440	–
Cost of shares redeemed	(14,584,737)	(44,802,523)

Total Institutional Service Class Shares	169,919,360	(35,740,894)

Change in net assets from capital transactions	$172,032,283	$(34,997,413)

SHARE TRANSACTIONS:
Class A Shares
Issued	193,226	131,217
Reinvested	34,868	200
Redeemed	(68,486)	(87,104)

Total Class A Shares	159,608	44,313

Institutional Service Class Shares
Issued	818,381	549,302
Reinvested	544,023	9,225
Issued in-kind (Note 11)	12,548,495	–
Redeemed	(1,128,728)	(2,746,213)

Total Institutional Service Class Shares	12,782,171	(2,187,686)

Total change in shares	12,941,779	(2,143,373)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

93

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Loss to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$16.77	(0.09)	0.94	0.85	–	(4.36)	(4.36)	$13.26	7.89%	$3,308,794	1.34%	(0.72%	)	1.72%	25.26%
Year Ended October 31, 2014 (f)	$16.00	(0.12)	0.95	0.83	(0.02)	(0.04)	(0.06)	$16.77	5.22%	$1,508,497	1.26%	(0.71%	)	1.56%	10.89%
Year Ended October 31, 2013 (f)	$11.26	(0.11)	5.03	4.92	(0.03)	(0.15)	(0.18)	$16.00	44.46%	$730,412	1.20%	(0.81%	)	2.46%	4.05%
Period Ended October 31, 2012 (f)(g)	$10.00	(0.06)	1.32	1.26	–	–	–	$11.26	12.50%	$24,561	1.19%	(0.73%	)	8.37%	9.58%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$16.82	(0.09)	0.97	0.88	–	(4.36)	(4.36)	$13.34	8.10%	$190,500,495	1.19%	(0.69%	)	1.33%	25.26%
Year Ended October 31, 2014 (f)	$15.99	(0.07)	0.94	0.87	–	(0.04)	(0.04)	$16.82	5.47%	$25,251,843	0.97%	(0.41%	)	1.26%	10.89%
Year Ended October 31, 2013 (f)	$11.27	(0.06)	5.01	4.95	(0.08)	(0.15)	(0.23)	$15.99	44.70%	$58,974,203	0.94%	(0.44%	)	2.12%	4.05%
Period Ended October 31, 2012 (f)(g)	$10.00	(0.04)	1.31	1.27	–	–	–	$11.27	12.70%	$4,599,272	0.94%	(0.48%	)	7.38%	9.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of January 3, 2012 through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

94

Fund Commentary	Nationwide U.S. Small Cap Value Fund

For the annual period ended October 31, 2015, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) registered -1.82% versus -2.88% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 306 funds as of October 31, 2015) was -1.10% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. stocks delivered positive returns in the one-year period ending October 31, 2015. The annual return for the broad U.S. market, as measured by the Russell 3000® Index, was +4.5%. Using the Russell indices as proxies, asset class returns ranged from a low of -2.9% for small cap value stocks to a high of +9.2% for large cap growth stocks. Marketwide, the strongest-performing sectors were consumer discretionary and information technology, while energy and materials underperformed.

Looking at the relative price dimension, low relative price (value) stocks underperformed high relative price (growth) stocks for the year. Using the Russell indices as proxies, small value stocks (Russell 2000 Value Index) underperformed small growth stocks (Russell 2000® Growth Index) by 6.4%. Among large caps, value stocks (Russell 1000® Value Index) underperformed growth stocks (Russell 1000® Growth Index) by 8.7%.

Along the size dimension, small caps (Russell 2000® Index) had the weakest relative performance, returning +0.3%. Mid caps (Russell Midcap® Index) returned +2.8%, while large caps (Russell 1000® Index) had the strongest performance at +4.9%.

The portfolio is constructed to capture the expected long-term premiums associated with small and mid cap value stocks.

The primary driver of the portfolio’s relative outperformance was its greater exposure to mid cap stocks which performed well relative to small cap stocks during the period. The portfolio held an average of 30% in mid caps, while the benchmark held 17%.

The portfolio’s emphasis on deeper value stocks generally leads to differences in sector weights relative to the benchmark. As a result, the portfolio held greater positions in energy and materials, which detracted from relative performance, as the energy and materials sectors underperformed during the period. In addition, the portfolio’s security screening practices generally exclude real estate investment trusts (REITs) and highly regulated utilities as research shows they tend to behave differently than common equities and are not expected to deliver the same return premiums as small and mid cap value stocks over the long term. During the period, the portfolio’s general exclusion of REITs was beneficial as REITs underperformed the overall benchmark. In contrast, the portfolio’s general exclusion of highly regulated utilities detracted, as the utilities sector posted a positive return.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, CFA; Jed S. Fogdall; Henry F. Gray; and Joel Schneider

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

95

Fund Overview	Nationwide U.S. Small Cap Value Fund

Asset Allocation†

Common Stocks	99.1%
Repurchase Agreement	3.2%
Mutual Fund	0.2%
Right††	0.0%
Convertible Bond††	0.0%
Warrants††	0.0%
Liabilities in excess of other assets	(2.5%)
100.0%

Top Industries†††

Banks	11.7%
Insurance	10.6%
Electronic Equipment, Instruments & Components	5.3%
Machinery	3.8%
Specialty Retail	3.7%
Oil, Gas & Consumable Fuels	3.7%
Commercial Services & Supplies	3.3%
Semiconductors & Semiconductor Equipment	3.2%
Food Products	3.0%
Energy Equipment & Services	3.0%
Other Industries*	48.7%
100.0%

Top Holdings†††

Assurant, Inc.	0.6%
Waste Connections, Inc.	0.6%
PartnerRe Ltd.	0.6%
Ingredion, Inc.	0.6%
American Financial Group, Inc.	0.6%
RenaissanceRe Holdings Ltd.	0.6%
UGI Corp.	0.5%
Newfield Exploration Co.	0.5%
Axis Capital Holdings Ltd.	0.5%
Reinsurance Group of America, Inc.	0.5%
Other Holdings*	94.4%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) registered -1.82%, outperforming its benchmark by 1.06% and underperforming the Lipper peer category median by 0.72%

•	The primary driver of the portfolio’s relative performance was its greater exposure to mid cap stocks which performed well relative to small cap stocks during the period

•	The portfolio held positions in energy and materials, which detracted from relative performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

96

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	(1.95)%	11.82%	6.98%	[2]
	w/SC3	(7.59)%	10.51%	6.18%	[2]
Class C	w/o SC1	(2.70)%	11.03%	6.27%	[2]
	w/SC4	(3.54)%	N/A	N/A
Institutional Service Class[5]		(1.82)%	11.90%	7.10%	[2]
Institutional Class[5]		(1.64)%	12.16%	7.36%	[2]
Russell 2000® Value Index		(2.88)%	10.53%	5.97%
CPI		0.17%	1.69%	1.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 21, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	1.48%
Class C	2.19%
Institutional Service Class	1.35%
Institutional Class	1.10%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

97

Fund Performance (con’t.)	Nationwide U.S. Small Cap Value Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide U.S. Small Cap Value Fund from inception through 10/31/15 versus the Russell 2000® Value Index and the Consumer Price Index (CPI) from 1/1/08 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

98

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide U.S. Small Cap Value Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	952.40	7.14	1.45
	Hypothetical	(a)(b)	1,000.00	1,017.90	7.38	1.45
Class C Shares	Actual	(a)	1,000.00	948.80	10.81	2.20
	Hypothetical	(a)(b)	1,000.00	1,014.12	11.17	2.20
Institutional Service Class Shares	Actual	(a)	1,000.00	953.70	6.60	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Institutional Class Shares	Actual	(a)	1,000.00	954.20	5.37	1.09
	Hypothetical	(a)(b)	1,000.00	1,019.71	5.55	1.09

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

99

Statement of Investments

October 31, 2015

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.1%

	Shares	Market Value

Aerospace & Defense 1.7%
AAR Corp.	7,515	$170,515
Aerovironment, Inc.*	900	20,763
CPI Aerostructures, Inc.*	1,172	9,962
Cubic Corp.	2,299	103,110
Curtiss-Wright Corp.	5,136	357,260
DigitalGlobe, Inc.*	14,495	216,410
Ducommun, Inc.*	2,494	53,970
Engility Holdings, Inc.	5,302	170,672
KLX, Inc.*	2,620	102,468
Kratos Defense & Security Solutions, Inc.*	19,461	97,111
LMI Aerospace, Inc.*	1,878	19,700
Moog, Inc., Class A*	3,494	215,790
National Presto Industries, Inc.	200	17,610
Orbital ATK, Inc.	6,745	577,507
SIFCO Industries, Inc.	425	5,304
Sparton Corp.*	1,053	24,777
Triumph Group, Inc.	6,988	325,501

		2,488,430

Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.*	12,644	123,785
Atlas Air Worldwide Holdings, Inc.*	6,677	275,359
Echo Global Logistics, Inc.*	68	1,618
Forward Air Corp.	1,076	48,807
Hub Group, Inc., Class A*	7,012	280,340

		729,909

Airlines 0.4%
Copa Holdings SA, Class A (a)	2,472	124,885
Hawaiian Holdings, Inc.*	1,818	63,085
JetBlue Airways Corp.*	4,682	116,301
Republic Airways Holdings, Inc.*	13,806	79,523
SkyWest, Inc.	8,410	160,126

		543,920

Auto Components 0.8%
Cooper Tire & Rubber Co.	8,201	342,720
Cooper-Standard Holding, Inc.*	626	40,715
Federal-Mogul Holdings Corp.*	20,434	158,363
Fuel Systems Solutions, Inc.*	4,655	28,954
Horizon Global Corp.*	1,778	15,629
Modine Manufacturing Co.*	9,040	75,665
Motorcar Parts of America, Inc.*	1,013	34,098
Remy International, Inc.	721	21,262
Shiloh Industries, Inc.*	1,847	13,926
Spartan Motors, Inc.	7,133	29,459
Standard Motor Products, Inc.	5,312	235,056
Stoneridge, Inc.*	5,885	74,681
Strattec Security Corp.	442	26,440
Superior Industries International, Inc.	4,675	92,004
Sypris Solutions, Inc.	836	627

		1,189,599

Common Stocks (continued)

	Shares	Market Value

Automobiles 0.0%†
Winnebago Industries, Inc. (a)	2,266	$47,563

Banks 12.0%
1st Source Corp.	4,229	134,313
Access National Corp.	576	11,917
American National Bankshares, Inc.	1,325	33,390
Ameris Bancorp	2,766	87,129
AmeriServ Financial, Inc.	1,800	5,958
Arrow Financial Corp.	431	11,896
Associated Banc-Corp.	22,043	426,312
Banc of California, Inc.	1,616	21,073
BancFirst Corp.	1,384	85,296
Bancorp, Inc. (The)*	4,545	32,724
BancorpSouth, Inc.	11,290	281,460
Bank of Commerce Holdings	1,636	10,209
Banner Corp.	3,228	158,398
Bar Harbor Bankshares	424	14,988
BBCN Bancorp, Inc.	9,214	154,703
BCB Bancorp, Inc.	221	2,212
Berkshire Hills Bancorp, Inc.	5,839	166,995
BOK Financial Corp.	6,154	413,426
Boston Private Financial Holdings, Inc.	10,983	125,865
Bryn Mawr Bank Corp.	1,422	41,423
C&F Financial Corp.	177	6,726
Camden National Corp.	1,018	39,794
Capital Bank Financial Corp., Class A	2,116	68,347
Capital City Bank Group, Inc.	2,100	32,424
Cardinal Financial Corp.	3,473	78,941
Cascade Bancorp*	4,056	22,754
Cathay General Bancorp	9,094	284,642
CenterState Banks, Inc.	4,190	61,090
Central Pacific Financial Corp.	3,287	73,497
Century Bancorp, Inc., Class A	429	19,069
Chemical Financial Corp.	2,228	75,596
City Holding Co.	1,872	89,538
CoBiz Financial, Inc.	5,513	68,692
Columbia Banking System, Inc.	6,192	206,317
Community Bank System, Inc.	4,704	191,735
Community Bankers Trust Corp.*	300	1,578
Community Trust Bancorp, Inc.	2,544	87,692
ConnectOne Bancorp, Inc.	1,342	23,955
Customers Bancorp, Inc.*	2,821	77,578
CVB Financial Corp.	12,049	210,255
Eagle Bancorp, Inc.*	1,466	69,782
Enterprise Bancorp, Inc.	332	7,709
Enterprise Financial Services Corp.	1,963	55,671
Fidelity Southern Corp.	1,343	28,136
Financial Institutions, Inc.	1,239	32,363
First Bancorp	2,007	37,190
First Bancorp, Inc.	1,541	32,561
First BanCorp, Puerto Rico*	24,289	92,055
First Busey Corp.	3,269	68,224
First Citizens BancShares, Inc., Class A	416	106,554

100

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
First Commonwealth Financial Corp.	27,767	$255,179
First Community Bancshares, Inc.	4,898	94,189
First Connecticut Bancorp, Inc.	935	16,250
First Financial Bancorp	5,850	112,788
First Financial Corp.	2,217	75,977
First Interstate BancSystem, Inc., Class A	1,951	55,330
First Merchants Corp.	7,005	183,741
First Midwest Bancorp, Inc.	8,912	158,812
First NBC Bank Holding Co.*	1,549	57,607
First South Bancorp, Inc.	1,350	10,814
FirstMerit Corp.	19,138	359,603
Flushing Financial Corp.	3,900	82,056
FNB Corp.	21,349	287,571
Fulton Financial Corp.	24,778	332,521
German American Bancorp, Inc.	1,605	50,285
Glacier Bancorp, Inc.	8,417	230,289
Great Southern Bancorp, Inc.	1,161	56,111
Guaranty Bancorp	1,040	17,139
Hancock Holding Co.	2,624	72,422
Hanmi Financial Corp.	5,805	148,028
Heartland Financial USA, Inc.	1,847	68,043
Heritage Commerce Corp.	4,960	52,477
Heritage Financial Corp.	809	14,902
Hilltop Holdings, Inc.*	5,716	119,865
Home BancShares, Inc.	1,431	61,419
HomeTrust Bancshares, Inc.*	1,026	19,432
Horizon Bancorp	587	15,321
IBERIABANK Corp.	6,915	419,256
Independent Bank Corp.	3,228	138,618
International Bancshares Corp.	14,074	379,294
Investors Bancorp, Inc.	36,081	451,373
Lakeland Bancorp, Inc.	4,689	54,533
Lakeland Financial Corp.	1,660	74,584
LegacyTexas Financial Group, Inc.	4,856	139,367
Macatawa Bank Corp.	3,062	15,800
MainSource Financial Group, Inc.	4,606	99,674
MB Financial, Inc.	9,040	291,450
MBT Financial Corp.*	2,346	14,803
Mercantile Bank Corp.	1,351	29,803
Merchants Bancshares, Inc.	662	20,866
Metro Bancorp, Inc.	1,907	59,079
MidSouth Bancorp, Inc.	770	7,816
MidWestOne Financial Group, Inc.	67	2,053
National Bank Holdings Corp., Class A	4,154	91,637
National Penn Bancshares, Inc.	15,995	192,580
NBT Bancorp, Inc.	3,667	103,079
NewBridge Bancorp	2,450	27,710
Northrim BanCorp, Inc.	444	12,263
OFG Bancorp (a)	11,383	104,837
Ohio Valley Banc Corp.	475	11,362
Old National Bancorp	13,783	192,962
Old Second Bancorp, Inc.*	1,500	10,050
Pacific Continental Corp.	1,758	25,210

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Pacific Mercantile Bancorp*	1,000	$6,780
Pacific Premier Bancorp, Inc.*	1,418	30,274
PacWest Bancorp	12,882	580,205
Park National Corp.	600	54,432
Park Sterling Corp.	4,473	32,429
Peapack Gladstone Financial Corp.	1,492	33,734
Penns Woods Bancorp, Inc.	343	15,281
Peoples Bancorp of North Carolina, Inc.	645	12,390
Peoples Bancorp, Inc.	2,725	52,211
People’s United Financial, Inc.	40,921	652,690
Pinnacle Financial Partners, Inc.	4,300	226,266
Preferred Bank, Los Angeles	1,261	41,752
Premier Financial Bancorp, Inc.	658	9,692
PrivateBancorp, Inc.	4,564	190,912
Prosperity Bancshares, Inc.	2,374	121,976
Renasant Corp.	5,104	176,752
Republic Bancorp, Inc., Class A	3,383	86,030
Republic First Bancorp, Inc.*	1,723	6,702
S&T Bancorp, Inc.	3,404	108,520
Sandy Spring Bancorp, Inc.	3,659	100,623
Sierra Bancorp	1,950	31,610
Simmons First National Corp., Class A	382	19,688
South State Corp.	2,429	188,248
Southern National Bancorp of Virginia, Inc.	49	559
Southwest Bancorp, Inc.	3,100	52,421
State Bank Financial Corp.	1,864	39,890
Sterling Bancorp	14,012	215,645
Stock Yards Bancorp, Inc.	1,452	54,711
Suffolk Bancorp	3,029	90,537
Sun Bancorp, Inc.*	142	2,841
Synovus Financial Corp.	16,318	516,138
Talmer Bancorp, Inc., Class A	880	14,802
TCF Financial Corp.	21,883	336,779
Texas Capital Bancshares, Inc.*	4,567	252,098
Tompkins Financial Corp.	1,730	93,904
Towne Bank	4,087	87,707
TriCo Bancshares	1,090	28,732
TriState Capital Holdings, Inc.*	2,427	30,313
Trustmark Corp.	8,172	196,373
UMB Financial Corp.	3,450	169,326
Umpqua Holdings Corp.	24,829	414,644
Union Bankshares Corp.	7,719	193,361
United Bankshares, Inc. (a)	7,585	299,987
United Community Banks, Inc.	3,745	75,499
United Security Bancshares*	291	1,530
Univest Corp. of Pennsylvania	1,717	33,808
Valley National Bancorp	13,564	142,422
Washington Trust Bancorp, Inc.	2,038	79,074
WesBanco, Inc.	5,256	171,608
West Bancorporation, Inc.	1,619	31,991
Westamerica Bancorporation	321	14,191
Western Alliance Bancorp*	325	11,619

101

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Wilshire Bancorp, Inc.	11,339	$121,214
Wintrust Financial Corp.	10,763	543,424
Yadkin Financial Corp.	545	12,835
Zions Bancorporation	2,894	83,260

		17,640,822

Beverages 0.2%
Coca-Cola Bottling Co. Consolidated	840	177,416
Craft Brew Alliance, Inc.*	2,481	19,004
MGP Ingredients, Inc.	4,229	73,289

		269,709

Biotechnology 0.2%
Biota Pharmaceuticals, Inc.*	2,100	4,053
Catalyst Biosciences, Inc.	1,328	5,126
Emergent BioSolutions, Inc.*	8,785	282,438
Rigel Pharmaceuticals, Inc.*	1,948	4,948

		296,565

Building Products 1.2%
Gibraltar Industries, Inc.*	5,968	151,110
Griffon Corp.	13,926	239,249
Insteel Industries, Inc.	3,880	82,993
Owens Corning, Inc.	15,471	704,395
Quanex Building Products Corp.	9,727	183,548
Simpson Manufacturing Co., Inc.	6,618	251,352
Universal Forest Products, Inc.	2,710	196,827

		1,809,474

Capital Markets 0.8%
Actua Corp.*	3,407	47,187
Calamos Asset Management, Inc., Class A	4,093	38,433
Cowen Group, Inc., Class A*	35,110	147,813
Interactive Brokers Group, Inc., Class A	3,410	140,287
INTL. FCStone, Inc.*	1,985	63,500
Investment Technology Group, Inc.	3,597	57,588
KCG Holdings, Inc., Class A*	6,703	83,721
Ladenburg Thalmann Financial Services, Inc.*	6,581	16,716
Legg Mason, Inc.	9,571	428,302
Oppenheimer Holdings, Inc., Class A	1,226	22,497
Piper Jaffray Cos.*	700	24,899
Safeguard Scientifics, Inc.*	1,866	33,122

		1,104,065

Chemicals 2.6%
A. Schulman, Inc.	5,552	199,261
Airgas, Inc.	1,055	101,449
Albemarle Corp.	7,697	411,943
American Vanguard Corp.	3,565	47,807
Axiall Corp.	8,783	177,856
Cabot Corp.	6,489	233,215

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Calgon Carbon Corp.	7,109	$122,275
Chase Corp.*	918	40,768
Chemtura Corp.*	12,142	387,816
Codexis, Inc.*	1,324	4,296
Core Molding Technologies, Inc.*	1,940	38,878
Cytec Industries, Inc.	5,116	380,733
FutureFuel Corp.	4,447	68,528
H.B. Fuller Co.	6,707	254,799
Hawkins, Inc.	1,432	59,342
Huntsman Corp.	5,237	68,971
Innophos Holdings, Inc.	2,371	100,744
Innospec, Inc.	3,301	182,347
KMG Chemicals, Inc.	1,276	26,847
Kraton Performance Polymers, Inc.*	4,878	99,462
Kronos Worldwide, Inc.	857	6,770
LSB Industries, Inc.*	1,598	25,009
Minerals Technologies, Inc.	4,564	269,002
Olin Corp.	16,972	325,523
OMNOVA Solutions, Inc.*	4,209	30,221
Stepan Co.	1,315	69,603
Trecora Resources*	2,453	34,931
Tredegar Corp.	2,671	38,088
Tronox Ltd., Class A (a)	5,799	36,012

		3,842,496

Commercial Services & Supplies 3.3%
ABM Industries, Inc.	14,604	414,754
ACCO Brands Corp.*	14,427	116,426
Acme United Corp.	200	3,270
ADT Corp. (The) (a)	18,067	596,934
AMREP Corp.*	216	950
ARC Document Solutions, Inc.*	6,278	39,049
CECO Environmental Corp.	973	8,679
Civeo Corp.	6,311	11,738
Clean Harbors, Inc.*	4,398	204,463
Covanta Holding Corp.	16,068	269,300
Ennis, Inc.	3,361	67,321
Essendant, Inc.	5,258	181,769
Fuel Tech, Inc.*	2,542	5,135
G&K Services, Inc., Class A	918	60,423
InnerWorkings, Inc.*	4,148	31,027
Intersections, Inc.* (a)	2,600	5,694
KAR Auction Services, Inc.	4,851	186,278
Kimball International, Inc., Class B	9,688	105,793
Matthews International Corp., Class A	3,565	205,807
McGrath RentCorp	4,030	121,101
Mobile Mini, Inc.	9,458	323,842
Multi-Color Corp.	782	60,871
NL Industries, Inc.*	3,031	10,578
Quad/Graphics, Inc.	2,723	35,127
SP Plus Corp.*	1,553	39,601
Team, Inc.*	2,159	75,565
Tetra Tech, Inc.	12,588	338,617

102

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
TRC Cos., Inc.*	2,395	$24,740
UniFirst Corp.	2,352	247,125
Versar, Inc.*	2,487	8,108
Viad Corp.	6,406	192,885
Virco Manufacturing Corp.*	1,500	5,430
Waste Connections, Inc.	17,014	926,923

		4,925,323

Communications Equipment 1.2%
ADTRAN, Inc.	3,512	54,541
ARRIS Group, Inc.*	18,025	509,386
Aviat Networks, Inc.*	7,678	7,832
Bel Fuse, Inc., Class B	2,019	36,403
Black Box Corp.	2,600	31,746
Communications Systems, Inc.	2,369	19,213
Comtech Telecommunications Corp.	3,510	84,802
Digi International, Inc.*	7,072	91,229
EchoStar Corp., Class A*	5,422	243,068
EMCORE Corp.*	3,875	26,505
Finisar Corp.*	11,385	129,447
Harmonic, Inc.*	1,659	9,556
Ixia*	4,352	62,712
NETGEAR, Inc.*	2,838	117,493
Oclaro, Inc.* (a)	16,707	48,952
Optical Cable Corp.	300	939
PC-Tel, Inc.	1,200	6,858
Polycom, Inc.*	14,750	203,255
RELM Wireless Corp.*	2,881	12,388
ShoreTel, Inc.*	6,179	58,330
TESSCO Technologies, Inc.	1,910	41,714
Westell Technologies, Inc., Class A*	14,436	19,489

		1,815,858

Construction & Engineering 2.8%
AECOM*	19,677	579,881
Aegion Corp.*	8,058	155,439
Ameresco, Inc., Class A*	4,900	31,752
Argan, Inc.	618	22,835
Chicago Bridge & Iron Co. NV (a)	8,470	380,049
Comfort Systems USA, Inc.	4,488	143,302
Dycom Industries, Inc.*	6,300	479,367
EMCOR Group, Inc.	6,071	293,108
Fluor Corp.	7,057	337,395
Furmanite Corp.*	2,078	14,442
Goldfield Corp. (The)*	3,969	6,866
Granite Construction, Inc.	2,110	69,292
Great Lakes Dredge & Dock Corp.*	18,191	72,764
HC2 Holdings, Inc.* (a)	503	3,803
Integrated Electrical Services, Inc.*	1,457	10,301
Jacobs Engineering Group, Inc.*	12,917	518,488
Layne Christensen Co.*	4,132	26,197
MasTec, Inc.*	4,987	83,632
MYR Group, Inc.*	5,695	128,138

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Northwest Pipe Co.*	2,416	$31,915
Orion Marine Group, Inc.*	7,050	27,566
Primoris Services Corp.	3,003	59,820
Quanta Services, Inc.*	18,756	377,183
Sterling Construction Co., Inc.*	3,017	11,676
Tutor Perini Corp.*	12,868	215,925

		4,081,136

Construction Materials 0.0%†
United States Lime & Minerals, Inc.	750	36,637

Consumer Finance 0.4%
Asta Funding, Inc.*	2,269	19,513
Atlanticus Holdings Corp.*	1,995	6,025
Cash America International, Inc.	5,300	183,009
Consumer Portfolio Services, Inc.*	1,523	8,255
Emergent Capital, Inc.*	2,976	14,761
Encore Capital Group, Inc.* (a)	2,812	114,448
EZCORP, Inc., Class A*	5,930	39,494
First Marblehead Corp. (The)*	1,274	4,472
Green Dot Corp., Class A*	1,283	23,787
Nelnet, Inc., Class A	4,237	151,600
PRA Group, Inc.* (a)	1,678	91,954
QC Holdings, Inc.	37	57

		657,375

Containers & Packaging 0.8%
Bemis Co., Inc.	13,125	600,862
Greif, Inc., Class A	1,674	54,874
Myers Industries, Inc.	2,934	45,800
Sonoco Products Co.	12,698	542,078

		1,243,614

Distributors 0.2%
Core-Mark Holding Co., Inc.	3,674	298,659
VOXX International Corp.*	5,943	30,666
Weyco Group, Inc.	618	17,545

		346,870

Diversified Consumer Services 1.0%
American Public Education, Inc.*	430	9,344
Apollo Education Group, Inc.*	1,172	8,509
Ascent Capital Group, Inc., Class A*	1,498	32,626
Bridgepoint Education, Inc.*	8,834	68,463
Capella Education Co.	260	11,739
Career Education Corp.*	20,336	73,413
Carriage Services, Inc.	1,715	36,890
DeVry Education Group, Inc.	5,856	137,967
Graham Holdings Co., Class B	900	497,223
Houghton Mifflin Harcourt Co.*	180	3,526
K12, Inc.*	4,600	44,666
Regis Corp.*	10,909	180,217
Service Corp. International	8,086	228,510

103

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
Sotheby’s	3,047	$105,579
Steiner Leisure Ltd.*	208	13,179

		1,451,851

Diversified Financial Services 0.2%
GAIN Capital Holdings, Inc.	3,600	26,820
Marlin Business Services Corp.	1,601	28,274
NewStar Financial, Inc.*	6,586	69,482
PICO Holdings, Inc.*	6,104	58,965
Resource America, Inc., Class A	4,503	34,628

		218,169

Diversified Telecommunication Services 0.6%
Atlantic Tele-Network, Inc.	1,555	118,833
Consolidated Communications Holdings, Inc.	3,152	69,659
General Communication, Inc., Class A*	11,580	235,827
Hawaiian Telcom Holdco, Inc.*	2,026	46,233
IDT Corp., Class B	278	3,600
Iridium Communications, Inc.* (a)	7,904	64,892
Lumos Networks Corp.	2,013	26,088
ORBCOMM, Inc.*	4,140	24,592
Premiere Global Services, Inc.*	7,626	104,324
Vonage Holdings Corp.*	27,199	165,098
Windstream Holdings, Inc. (a)	12,806	83,367

		942,513

Electrical Equipment 0.8%
AZZ, Inc.	2,366	130,911
Encore Wire Corp.	3,906	167,060
EnerSys	6,126	373,625
Franklin Electric Co., Inc.	5,666	186,751
General Cable Corp.	3,216	49,494
Global Power Equipment Group, Inc.	1,629	7,054
LSI Industries, Inc.	4,939	53,045
Orion Energy Systems, Inc.*	3,156	5,712
Powell Industries, Inc.	1,095	36,485
PowerSecure International, Inc.*	1,093	13,619
Preformed Line Products Co.	281	11,942
Regal Beloit Corp.	87	5,550
SL Industries, Inc.*	580	19,430
Thermon Group Holdings, Inc.*	3,132	62,984
Ultralife Corp.*	3,374	22,876

		1,146,538

Electronic Equipment, Instruments & Components 5.4%
Anixter International, Inc.*	2,164	148,407
Arrow Electronics, Inc.*	12,284	675,497
Avnet, Inc.	15,081	685,130
AVX Corp.	16,821	227,084
Benchmark Electronics, Inc.*	5,200	102,856
Checkpoint Systems, Inc.	8,356	62,503
Coherent, Inc.*	2,505	135,771

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
CTS Corp.	6,185	$112,443
Daktronics, Inc.	2,223	21,563
DTS, Inc.*	1,413	42,051
Electro Rent Corp.	5,979	62,062
Electro Scientific Industries, Inc.	5,246	24,499
Fabrinet*	3,029	65,638
Flextronics International Ltd.*	10,780	122,784
Frequency Electronics, Inc.*	900	9,828
Gerber Scientific, Inc., Escrow Shares* (b)	4,000	0
II-VI, Inc.*	4,895	88,697
Ingram Micro, Inc., Class A	21,208	631,574
Insight Enterprises, Inc.*	8,590	218,186
Iteris, Inc.*	1,700	4,063
Itron, Inc.*	3,080	113,128
Jabil Circuit, Inc.	24,350	559,563
KEMET Corp.*	11,864	32,982
Key Tronic Corp.*	2,680	22,324
Kimball Electronics, Inc.*	7,266	82,760
Knowles Corp.*	227	3,782
Littelfuse, Inc.	592	59,159
Mercury Systems, Inc.*	8,683	149,000
Methode Electronics, Inc.	1,175	39,163
Multi-Fineline Electronix, Inc.*	2,600	48,308
Napco Security Technologies, Inc.*	1,850	12,469
Newport Corp.*	7,821	118,175
OSI Systems, Inc.*	2,266	195,284
PAR Technology Corp.*	1,700	8,942
Park Electrochemical Corp.	1,738	28,399
PC Connection, Inc.	2,400	55,776
PCM, Inc.*	3,273	30,341
Planar Systems, Inc.*	1,900	11,837
Plexus Corp.*	5,596	193,734
Radisys Corp.*	5,568	14,310
RF Industries Ltd.	443	1,998
Richardson Electronics Ltd.	2,700	16,200
Rofin-Sinar Technologies, Inc.*	6,775	196,204
Rogers Corp.*	2,587	120,347
Sanmina Corp.*	20,073	414,909
ScanSource, Inc.*	5,879	202,884
SMTC Corp.*	2,189	3,152
SYNNEX Corp.	6,727	594,936
Tech Data Corp.*	9,257	673,817
TTM Technologies, Inc.*	20,867	152,329
Vicon Industries, Inc.*	371	612
Vishay Intertechnology, Inc.	30,628	324,657
Vishay Precision Group, Inc.*	2,246	26,346
Wayside Technology Group, Inc.	200	3,646
Wireless Telecom Group, Inc.*	5,122	8,093

		7,960,202

Energy Equipment & Services 3.0%
Atwood Oceanics, Inc. (a)	6,737	111,497
Basic Energy Services, Inc.* (a)	11,347	42,097

104

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Bristow Group, Inc.	5,890	$204,560
C&J Energy Services Ltd.* (a)	6,638	33,124
Dawson Geophysical Co.*	5,561	18,073
Diamond Offshore Drilling, Inc. (a)	5,726	113,833
ENGlobal Corp.*	1,900	1,976
Era Group, Inc.*	5,757	80,080
Exterran Holdings, Inc.	14,869	323,252
Forum Energy Technologies, Inc.*	2,763	36,610
Gulf Island Fabrication, Inc.	3,273	33,090
GulfMark Offshore, Inc., Class A (a)	5,722	35,705
Helix Energy Solutions Group, Inc.*	17,687	102,231
Helmerich & Payne, Inc. (a)	5,131	288,721
Hornbeck Offshore Services, Inc.*	6,751	91,206
Key Energy Services, Inc.*	23,625	12,413
Matrix Service Co.*	4,874	110,640
McDermott International, Inc.*	18,281	84,275
Mitcham Industries, Inc.*	4,242	18,834
Nabors Industries Ltd.	31,597	317,234
Natural Gas Services Group, Inc.*	3,681	82,896
Newpark Resources, Inc.*	19,360	109,578
Noble Corp. PLC (a)	10,383	139,859
Nuverra Environmental Solutions, Inc.*	150	255
Oceaneering International, Inc.	4,659	195,771
Oil States International, Inc.*	1,358	40,754
Pacific Drilling SA*	9,233	14,773
Parker Drilling Co.*	32,999	94,377
Patterson-UTI Energy, Inc.	17,500	260,575
PHI, Inc., Non-Voting Shares*	2,915	55,502
Pioneer Energy Services Corp.*	10,270	23,724
Rowan Cos. PLC, Class A	13,687	269,360
RPC, Inc.	10,851	119,687
SEACOR Holdings, Inc.*	4,636	270,835
Seventy Seven Energy, Inc.*	500	570
Superior Energy Services, Inc.	18,528	262,356
Tesco Corp.	9,448	75,584
TETRA Technologies, Inc.*	22,243	149,918
Tidewater, Inc. (a)	6,880	84,968
Unit Corp.*	10,135	127,802
Willbros Group, Inc.*	8,018	16,036

		4,454,631

Food & Staples Retailing 0.6%
Andersons, Inc. (The)	7,317	259,022
Ingles Markets, Inc., Class A	3,941	196,813
SpartanNash Co.	9,804	273,532
Village Super Market, Inc., Class A	817	20,474
Weis Markets, Inc.	3,145	129,385

		879,226

Food Products 3.1%
Alico, Inc.	847	36,158
Cal-Maine Foods, Inc. (a)	5,728	306,219
Darling Ingredients, Inc.*	17,555	177,657

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Dean Foods Co.	19,750	$357,672
Diamond Foods, Inc.*	2,278	90,254
Fresh Del Monte Produce, Inc.	14,882	679,066
Ingredion, Inc.	9,113	866,282
John B. Sanfilippo & Son, Inc.	684	44,268
Landec Corp.*	5,776	71,045
Limoneira Co.	232	3,680
Omega Protein Corp.*	4,957	90,217
Pinnacle Foods, Inc.	14,505	639,380
Post Holdings, Inc.*	7,965	511,911
Sanderson Farms, Inc. (a)	2,842	197,547
Seaboard Corp.*	78	262,704
Seneca Foods Corp., Class A*	1,711	49,927
Snyder’s-Lance, Inc.	5,692	202,294

		4,586,281

Gas Utilities 0.5%
UGI Corp.	21,574	791,119

Health Care Equipment & Supplies 1.7%
Alere, Inc.*	12,373	570,643
Alphatec Holdings, Inc.*	4,920	1,722
Analogic Corp.	1,442	126,348
AngioDynamics, Inc.*	8,170	102,779
Anika Therapeutics, Inc.*	1,185	45,646
CONMED Corp.	3,158	128,088
CryoLife, Inc.	3,416	36,005
Cutera, Inc.*	276	3,745
Cynosure, Inc., Class A*	4,639	174,612
Exactech, Inc.*	2,345	39,935
Greatbatch, Inc.*	2,835	151,531
Haemonetics Corp.*	5,868	198,221
Halyard Health, Inc.*	1,772	52,593
ICU Medical, Inc.*	1,117	122,837
Integra LifeSciences Holdings Corp.*	3,691	219,873
Invacare Corp.	10,801	186,641
Kewaunee Scientific Corp.	92	1,529
LeMaitre Vascular, Inc.	1,044	13,906
Merit Medical Systems, Inc.*	10,350	191,889
Misonix, Inc.*	600	6,684
Orthofix International NV*	1,512	51,484
RTI Surgical, Inc.*	9,045	38,034
SeaSpine Holdings Corp.*	1,230	18,548
Symmetry Surgical, Inc.*	2,628	22,338

		2,505,631

Health Care Providers & Services 2.8%
Aceto Corp.	3,032	91,445
Addus HomeCare Corp.*	1,031	25,754
Air Methods Corp.*	3,780	154,716
Almost Family, Inc.*	1,742	72,084
AMN Healthcare Services, Inc.*	773	21,930
Amsurg Corp.*	6,879	482,149

105

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
BioScrip, Inc.* (a)	5,164	$10,173
BioTelemetry, Inc.*	245	3,190
Community Health Systems, Inc.*	5,748	161,174
Digirad Corp.	1,500	8,880
Five Star Quality Care, Inc.*	11,300	36,951
Hanger, Inc.*	5,565	80,247
Healthways, Inc.*	6,807	80,118
IPC Healthcare, Inc.*	2,174	170,659
Kindred Healthcare, Inc.	14,154	189,664
LHC Group, Inc.*	4,529	204,099
LifePoint Health, Inc.*	7,780	535,887
Magellan Health, Inc.*	6,611	353,028
MedCath Corp.* (b)	2,115	0
Molina Healthcare, Inc.*	6,417	397,854
National HealthCare Corp.	1,300	84,864
Owens & Minor, Inc.	7,385	264,752
PDI, Inc.*	1,600	2,608
PharMerica Corp.*	4,637	132,479
Providence Service Corp. (The)*	1,387	71,639
Select Medical Holdings Corp.	21,613	244,227
SunLink Health Systems, Inc.*	700	1,176
Triple-S Management Corp., Class B*	6,848	141,000
Universal American Corp.	21,648	161,494

		4,184,241

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	14,278	200,749
Arrhythmia Research Technology, Inc.*	200	1,242
MedAssets, Inc.*	8,062	190,908
Omnicell, Inc.*	3,700	100,640

		493,539

Hotels, Restaurants & Leisure 1.2%
Ark Restaurants Corp.	318	7,524
Belmond Ltd., Class A*	16,794	180,368
Biglari Holdings, Inc.*	2	768
Bob Evans Farms, Inc.	826	35,741
Churchill Downs, Inc.	640	93,971
Dover Motorsports, Inc.	1,000	2,250
Eldorado Resorts, Inc.*	1,630	16,137
Gaming Partners International Corp.*	341	3,165
International Speedway Corp., Class A	6,532	226,595
Interval Leisure Group, Inc.	1,633	28,823
Luby’s, Inc.*	3,390	15,797
Marcus Corp. (The)	2,900	60,001
Marriott Vacations Worldwide Corp.	5,756	370,686
Monarch Casino & Resort, Inc.*	1,893	41,532
RCI Hospitality Holdings, Inc.*	1,722	17,117
Red Lion Hotels Corp.*	1,000	8,190
Ruby Tuesday, Inc.*	16,029	83,832
Speedway Motorsports, Inc.	6,047	111,688
Wendy’s Co. (The)	55,201	505,641

		1,809,826

Common Stocks (continued)

	Shares	Market Value

Household Durables 2.0%
Bassett Furniture Industries, Inc.	1,614	$51,583
CalAtlantic Group, Inc.*	10,569	402,555
Cavco Industries, Inc.*	1,086	107,080
CSS Industries, Inc.	1,000	27,300
Emerson Radio Corp.*	3,000	3,750
Ethan Allen Interiors, Inc.	3,428	93,276
Flexsteel Industries, Inc.	1,648	71,672
Helen of Troy Ltd.*	7,089	703,300
Hooker Furniture Corp.	2,384	59,171
KB Home	1,674	21,929
La-Z-Boy, Inc.	8,142	232,454
Lifetime Brands, Inc.	2,956	45,434
M.D.C. Holdings, Inc.	7,182	186,660
M/I Homes, Inc.*	5,757	132,123
Meritage Homes Corp.*	5,800	204,508
NACCO Industries, Inc., Class A	939	42,095
Orleans Homebuilders, Inc.* (b)	1,500	0
PulteGroup, Inc.	14,819	271,632
Skullcandy, Inc.*	7,551	42,286
Skyline Corp.*	1,050	3,675
Stanley Furniture Co., Inc.*	2,120	5,957
TRI Pointe Group, Inc.*	4,248	55,139
Universal Electronics, Inc.*	1,902	90,478
WCI Communities, Inc.*	494	11,802
William Lyon Homes, Class A*	2,125	45,347

		2,911,206

Household Products 0.2%
Central Garden & Pet Co.*	2,100	33,411
Central Garden & Pet Co., Class A*	6,539	110,378
HRG Group, Inc.*	2,700	36,315
Oil-Dri Corp. of America	461	14,466
Orchids Paper Products Co.	943	27,640

		222,210

Independent Power and Renewable Electricity Producers 0.2%
Ormat Technologies, Inc.	8,315	313,642

Industrial Conglomerates 0.0%†
Raven Industries, Inc.	1,664	30,301

Information Technology Services 1.3%
Acxiom Corp.*	7,290	161,255
CACI International, Inc., Class A*	3,439	333,721
Ciber, Inc.*	15,843	56,559
Convergys Corp.	18,583	477,026
CSG Systems International, Inc.	1,227	41,129
Datalink Corp.*	3,720	27,156
Edgewater Technology, Inc.*	400	3,176
Everi Holdings, Inc.*	6,400	29,952
ExlService Holdings, Inc.*	1,435	63,513
Hackett Group, Inc. (The)	8,020	119,338
ManTech International Corp., Class A	3,611	104,358

106

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
ModusLink Global Solutions, Inc.*	4,527	$13,083
NCI, Inc., Class A	1,153	17,918
Perficient, Inc.*	4,670	78,082
StarTek, Inc.*	2,764	9,950
Sykes Enterprises, Inc.*	9,515	275,935
TeleTech Holdings, Inc.	2,062	60,004

		1,872,155

Insurance 10.9%
Allied World Assurance Co. Holdings AG	12,828	466,426
Ambac Financial Group, Inc.*	5,108	82,494
American Equity Investment Life Holding Co.	14,026	360,188
American Financial Group, Inc.	11,885	857,978
American National Insurance Co.	2,668	275,551
AMERISAFE, Inc.	3,192	174,698
AmTrust Financial Services, Inc.	1,336	91,142
Argo Group International Holdings Ltd.	3,796	237,326
Aspen Insurance Holdings Ltd.	12,632	614,042
Assurant, Inc.	11,838	965,153
Assured Guaranty Ltd.	21,908	601,156
Axis Capital Holdings Ltd.	13,729	741,366
Baldwin & Lyons, Inc., Class B	664	15,425
Citizens, Inc.* (a)	2,376	19,958
CNO Financial Group, Inc.	27,867	535,325
Donegal Group, Inc., Class A	4,202	59,458
EMC Insurance Group, Inc.	2,194	54,850
Employers Holdings, Inc.	3,741	99,024
Endurance Specialty Holdings Ltd.	8,301	524,042
Enstar Group Ltd.*	878	138,548
FBL Financial Group, Inc., Class A	2,316	145,676
Federated National Holding Co.	1,720	52,950
First Acceptance Corp.*	3,404	9,701
First American Financial Corp.	223	8,503
Global Indemnity PLC*	2,101	59,689
Greenlight Capital Re Ltd., Class A*	3,173	69,679
Hallmark Financial Services, Inc.*	3,425	44,491
Hanover Insurance Group, Inc. (The)	5,871	494,632
Horace Mann Educators Corp.	5,225	178,904
Independence Holding Co.	2,090	28,340
Investors Title Co.	330	24,833
Kemper Corp.	13,554	484,149
Maiden Holdings Ltd.	15,409	239,610
MBIA, Inc.*	25,120	188,651
National General Holdings Corp.	3,832	75,529
National Western Life Group, Inc., Class A	223	57,532
Navigators Group, Inc. (The)*	2,405	205,267
Old Republic International Corp.	33,789	609,554
OneBeacon Insurance Group Ltd., Class A	1,800	25,902
PartnerRe Ltd.	6,493	902,527
Phoenix Cos., Inc. (The)*	919	31,595
ProAssurance Corp.	5,968	316,065
Reinsurance Group of America, Inc.	8,212	741,051

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
RenaissanceRe Holdings Ltd.	7,493	$821,458
RLI Corp.	1,254	76,306
Safety Insurance Group, Inc.	2,402	139,196
Selective Insurance Group, Inc.	6,719	245,176
StanCorp Financial Group, Inc.	4,551	522,091
State Auto Financial Corp.	3,671	87,553
Stewart Information Services Corp.	6,309	253,433
Symetra Financial Corp.	22,081	700,630
United Fire Group, Inc.	5,098	189,595
Universal Insurance Holdings, Inc.	1,949	61,491
Validus Holdings Ltd.	11,817	523,493
White Mountains Insurance Group Ltd.	567	447,930

		15,977,332

Internet & Catalog Retail 0.7%
1-800-FLOWERS.COM, Inc., Class A*	6,313	62,688
FTD Cos., Inc.*	5,619	159,130
Lands’ End, Inc.*	995	24,557
Liberty TripAdvisor Holdings, Inc., Class A*	3,674	114,592
Liberty Ventures, Series A*	10,611	462,321
Shutterfly, Inc.*	3,807	158,790

		982,078

Internet Software & Services 0.8%
Bankrate, Inc.*	7,233	85,856
Blucora, Inc.*	9,727	95,325
BroadVision, Inc.*	530	3,185
DHI Group, Inc.*	9,958	90,120
EarthLink Holdings Corp.	27,776	237,485
IntraLinks Holdings, Inc.*	13,803	120,776
Limelight Networks, Inc.*	13,145	26,816
Marchex, Inc., Class B	5,787	25,000
Monster Worldwide, Inc.*	28,853	180,908
QuinStreet, Inc.*	1,905	10,573
Qumu Corp.*	1,201	3,135
RealNetworks, Inc.*	8,708	33,787
Reis, Inc.	561	13,655
RetailMeNot, Inc.*	814	7,155
Support.com, Inc.*	3,456	4,009
TechTarget, Inc.*	2,129	19,863
TheStreet, Inc.	8,732	12,574
United Online, Inc.*	3,514	41,043
XO Group, Inc.*	7,450	112,718

		1,123,983

Leisure Products 0.3%
Arctic Cat, Inc.	1,298	26,661
Callaway Golf Co.	23,624	235,059
Escalade, Inc.	1,700	25,211
JAKKS Pacific, Inc.*	744	5,892
Johnson Outdoors, Inc., Class A	910	19,501
LeapFrog Enterprises, Inc.*	12,323	9,858

107

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Leisure Products (continued)
Vista Outdoor, Inc.*	3,573	$159,785

		481,967

Life Sciences Tools & Services 0.2%
Affymetrix, Inc.*	22,911	210,781
Harvard Bioscience, Inc.*	8,872	26,084
Luminex Corp.*	2,319	42,206

		279,071

Machinery 3.9%
Actuant Corp., Class A	5,720	130,416
AGCO Corp.	11,377	550,533
Alamo Group, Inc.	3,290	154,367
Albany International Corp., Class A	4,353	163,542
Altra Industrial Motion Corp.	2,645	69,987
American Railcar Industries, Inc. (a)	3,556	205,252
Astec Industries, Inc.	4,508	146,510
Barnes Group, Inc.	9,800	368,382
Briggs & Stratton Corp.	11,092	197,105
Chart Industries, Inc.*	2,104	36,168
CIRCOR International, Inc.	1,486	68,237
Columbus McKinnon Corp.	2,396	44,781
Crane Co.	225	11,844
Douglas Dynamics, Inc.	3,542	77,711
Dynamic Materials Corp.	3,442	24,541
Eastern Co. (The)	399	6,691
EnPro Industries, Inc.	3,189	156,612
ESCO Technologies, Inc.	4,475	165,978
Federal Signal Corp.	8,450	127,257
FreightCar America, Inc.	1,066	19,380
Gencor Industries, Inc.*	499	4,830
Greenbrier Cos., Inc. (The)	5,289	201,194
Hardinge, Inc.	3,600	34,056
Hillenbrand, Inc.	2,796	82,957
Hurco Cos., Inc.	1,343	36,086
Hyster-Yale Materials Handling, Inc.	1,391	81,401
ITT Corp.	2,332	92,301
Kadant, Inc.	600	24,672
Key Technology, Inc.*	300	3,357
LB Foster Co., Class A	1,727	25,439
LS Starrett Co. (The), Class A	690	8,246
Lydall, Inc.*	2,211	75,683
Manitowoc Co., Inc. (The) (a)	13,665	209,074
MFRI, Inc.*	700	3,948
Miller Industries, Inc.	3,923	88,974
Mueller Industries, Inc.	7,738	243,902
NN, Inc.	4,118	56,828
Oshkosh Corp.	6,041	248,225
RBC Bearings, Inc.*	2,079	142,183
Standex International Corp.	218	19,559
Supreme Industries, Inc., Class A	1,565	12,520
Terex Corp.	3,088	61,945
Titan International, Inc.	7,730	54,883

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
TriMas Corp.*	4,446	$88,964
Trinity Industries, Inc.	15,900	430,413
Twin Disc, Inc.	800	9,424
Valmont Industries, Inc.	2,362	256,135
Wabash National Corp.*	8,502	101,769
Watts Water Technologies, Inc., Class A	3,888	211,663
Woodward, Inc.	1,823	82,947

		5,718,872

Marine 0.5%
Golden Ocean Group Ltd. (a)	7,701	15,171
International Shipholding Corp.	1,527	3,100
Kirby Corp.*	6,218	405,973
Matson, Inc.	6,764	309,994
Ultrapetrol (Bahamas) Ltd.*	8,916	4,013

		738,251

Media 1.5%
A H Belo Corp., Class A	5,287	28,603
Ballantyne Strong, Inc.*	3,804	16,623
Cable One, Inc.*	175	75,852
Carmike Cinemas, Inc.*	1,124	28,786
Central European Media Enterprises Ltd., Class A* (a)	5,462	11,798
Cumulus Media, Inc., Class A*	33,273	15,276
Entercom Communications Corp., Class A*	7,800	86,112
Gannett Co., Inc.	78	1,234
Gray Television, Inc.*	18,869	299,828
Harte-Hanks, Inc.	15,557	66,117
John Wiley & Sons, Inc., Class A	4,291	224,548
Journal Media Group, Inc.	4,991	61,090
Madison Square Garden Co. (The), Class A*	1,640	292,799
Media General, Inc.* (a)	6,766	100,543
Meredith Corp.	5,055	237,686
MSG Networks, Inc., Class A*	4,921	100,979
New York Times Co. (The), Class A	6,190	82,203
Orchard Enterprises, Inc., Escrow Shares* (b)	200	0
Radio One, Inc., Class D*	7,300	15,695
Saga Communications, Inc., Class A	533	22,930
Salem Media Group, Inc., Class A	4,000	25,160
Scholastic Corp.	2,391	97,720
Sinclair Broadcast Group, Inc., Class A	3,219	96,602
Sizmek, Inc.*	5,632	33,398
Time, Inc.	10,390	193,046

		2,214,628

Metals & Mining 2.1%
Allegheny Technologies, Inc.	10,925	160,598
AM Castle & Co.* (a)	5,579	13,334
Ampco-Pittsburgh Corp.	2,015	23,354
Carpenter Technology Corp.	3,344	111,389

108

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Century Aluminum Co.*	12,804	$46,351
Coeur Mining, Inc.*	21,453	57,923
Commercial Metals Co.	16,252	233,541
Friedman Industries, Inc.	1,708	10,231
Globe Specialty Metals, Inc.	2,142	27,032
Haynes International, Inc.	1,062	41,896
Hecla Mining Co.	32,760	67,813
Kaiser Aluminum Corp.	1,437	116,814
Materion Corp.	6,595	198,839
Olympic Steel, Inc.	2,883	27,590
Reliance Steel & Aluminum Co.	9,451	566,682
Royal Gold, Inc.	3,312	158,446
Schnitzer Steel Industries, Inc., Class A	6,514	109,826
Steel Dynamics, Inc.	32,100	592,887
Stillwater Mining Co.*	8,998	84,041
SunCoke Energy, Inc.	14,908	73,944
Synalloy Corp.	400	3,488
TimkenSteel Corp.	2,796	29,749
United States Steel Corp. (a)	11,566	135,091
Universal Stainless & Alloy Products, Inc.*	2,462	21,419
Worthington Industries, Inc.	4,159	127,681

		3,039,959

Multiline Retail 0.6%
Dillard’s, Inc., Class A	6,260	560,145
Fred’s, Inc., Class A	7,180	99,299
Gordmans Stores, Inc.*	2,434	7,521
J.C. Penney Co., Inc.* (a)	26,772	245,499

		912,464

Oil, Gas & Consumable Fuels 3.8%
Adams Resources & Energy, Inc.	928	41,259
Alon USA Energy, Inc.	11,971	200,514
Approach Resources, Inc.* (a)	3,447	8,135
Bill Barrett Corp.* (a)	6,715	32,702
Bonanza Creek Energy, Inc.*	1,221	6,947
California Resources Corp.	189	764
Callon Petroleum Co.*	12,330	107,024
Carrizo Oil & Gas, Inc.*	3,997	150,407
Clayton Williams Energy, Inc.*	2,805	167,094
Cloud Peak Energy, Inc.* (a)	10,788	32,040
Comstock Resources, Inc. (a)	13,801	31,742
Contango Oil & Gas Co.*	2,718	20,793
CVR Energy, Inc.	5,163	229,547
Delek US Holdings, Inc.	13,041	354,715
Denbury Resources, Inc. (a)	21,886	77,476
DHT Holdings, Inc.	7,201	56,600
Dorian LPG Ltd.*	1,544	18,188
Emerald Oil, Inc.* (a)	665	1,357
Energy XXI Ltd. (a)	12,770	22,092
EnLink Midstream LLC	1,910	37,627
EP Energy Corp., Class A* (a)	5,079	27,985
GasLog Ltd.	1,613	18,662

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Gastar Exploration, Inc.*	7,400	$11,618
Green Plains, Inc.	9,109	186,826
Jones Energy, Inc., Class A*	1,251	6,430
Kosmos Energy Ltd.*	19,733	134,579
Laredo Petroleum, Inc.*	356	4,087
LinnCo LLC	1,400	3,248
Matador Resources Co.*	9,067	233,113
Newfield Exploration Co.*	19,307	775,948
Nordic American Tankers Ltd. (a)	457	6,983
Northern Oil and Gas, Inc.* (a)	10,054	50,672
Overseas Shipholding Group, Inc., Class B*	3,400	11,900
Panhandle Oil and Gas, Inc., Class A	171	3,143
PBF Energy, Inc., Class A	10,270	349,180
PDC Energy, Inc.*	4,530	273,340
Peabody Energy Corp.* (a)	1,870	23,923
Renewable Energy Group, Inc.*	11,439	90,254
Rex Energy Corp.* (a)	12,676	28,648
Rice Energy, Inc.*	3,564	54,387
Ring Energy, Inc.*	279	2,899
RSP Permian, Inc.*	6,401	175,515
Scorpio Tankers, Inc.	17,157	156,472
Ship Finance International Ltd. (a)	9,817	167,773
SM Energy Co.	5,622	187,494
Stone Energy Corp.*	11,501	64,291
Synergy Resources Corp.*	7,355	82,302
Targa Resources Corp.	1,020	58,293
Teekay Tankers Ltd., Class A	5,819	44,457
Triangle Petroleum Corp.* (a)	25,328	30,394
VAALCO Energy, Inc.*	16,300	29,992
W&T Offshore, Inc. (a)	9,146	29,816
Western Refining, Inc.	10,910	454,074
WPX Energy, Inc.*	23,545	161,519

		5,537,240

Paper & Forest Products 1.1%
Boise Cascade Co.*	3,762	112,597
Clearwater Paper Corp.*	2,700	136,161
Domtar Corp.	16,668	687,388
KapStone Paper and Packaging Corp.	12,954	281,749
Mercer International, Inc.	9,600	103,680
P.H. Glatfelter Co.	5,872	113,917
Resolute Forest Products, Inc.*	12,249	91,500
Schweitzer-Mauduit International, Inc.	3,518	136,569

		1,663,561

Personal Products 0.1%
Inter Parfums, Inc.	1,134	31,321
Mannatech, Inc.*	180	4,468
Nutraceutical International Corp.*	2,121	51,964

		87,753

109

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 0.5%
Cumberland Pharmaceuticals, Inc.*	3,851	$23,876
Medicines Co. (The)*	4,487	153,635
Prestige Brands Holdings, Inc.*	8,368	410,116
Sagent Pharmaceuticals, Inc.*	839	14,104
SciClone Pharmaceuticals, Inc.*	9,673	73,708

		675,439

Professional Services 1.7%
CBIZ, Inc.*	10,512	113,004
CDI Corp.	3,055	24,440
CRA International, Inc.*	1,679	39,289
Franklin Covey Co.*	3,598	61,634
FTI Consulting, Inc.*	9,462	321,803
GP Strategies Corp.*	1,649	41,373
Heidrick & Struggles International, Inc.	3,433	91,180
Hill International, Inc.*	5,280	17,846
Hudson Global, Inc.*	3,050	7,046
Huron Consulting Group, Inc.*	3,076	148,571
ICF International, Inc.*	4,900	150,283
Kelly Services, Inc., Class A	11,298	178,508
Korn/Ferry International	9,135	332,240
Mistras Group, Inc.*	2,616	49,495
Navigant Consulting, Inc.*	10,803	185,812
On Assignment, Inc.*	6,686	301,605
Pendrell Corp.*	15,303	10,253
RCM Technologies, Inc.	400	2,044
Resources Connection, Inc.	10,511	188,672
RPX Corp.*	3,385	48,202
TrueBlue, Inc.*	4,454	129,032
VSE Corp.	1,299	74,641

		2,516,973

Real Estate Management & Development 0.3%
Alexander & Baldwin, Inc.	7,464	281,692
AV Homes, Inc.*	2,103	27,844
Consolidated-Tomoka Land Co.	533	27,316
Forestar Group, Inc.*	6,786	96,022
FRP Holdings, Inc.*	468	15,444
Griffin Industrial Realty, Inc.	535	13,685

		462,003

Road & Rail 1.6%
AMERCO	300	121,893
ArcBest Corp.	7,253	187,853
Avis Budget Group, Inc.*	7,499	374,500
Celadon Group, Inc.	3,854	55,806
Covenant Transportation Group, Inc., Class A*	1,851	35,724
Genesee & Wyoming, Inc., Class A*	4,830	324,093
Knight Transportation, Inc.	6,704	170,416
Marten Transport Ltd.	10,682	175,078
PAM Transportation Services, Inc.*	932	33,282
Patriot Transportation Holding, Inc.*	156	3,460

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Roadrunner Transportation Systems, Inc.*	3,825	$40,698
Ryder System, Inc.	7,358	528,157
Saia, Inc.*	3,270	77,205
USA Truck, Inc.*	1,450	26,361
Werner Enterprises, Inc.	9,675	256,000

		2,410,526

Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc.*	2,449	69,258
Alpha & Omega Semiconductor Ltd.*	1,600	14,208
Amkor Technology, Inc.*	17,671	109,914
Axcelis Technologies, Inc.*	25,191	70,535
AXT, Inc.*	4,715	10,373
Brooks Automation, Inc.	23,201	256,139
Cabot Microelectronics Corp.*	2,219	93,575
Cascade Microtech, Inc.*	1,518	23,256
Cirrus Logic, Inc.*	6,926	213,529
Cohu, Inc.	5,275	66,412
Diodes, Inc.*	5,923	135,637
DSP Group, Inc.*	648	6,545
Entegris, Inc.*	15,136	194,195
Fairchild Semiconductor International, Inc.*	30,633	510,958
First Solar, Inc.*	8,783	501,246
GigOptix, Inc.*	427	1,059
GSI Technology, Inc.*	2,857	12,057
Integrated Silicon Solution, Inc.	7,289	163,857
IXYS Corp.	8,521	106,172
Kulicke & Soffa Industries, Inc.*	16,503	174,932
Lattice Semiconductor Corp.*	36,515	167,239
MaxLinear, Inc., Class A*	1,601	20,813
Microsemi Corp.*	7,251	261,108
MKS Instruments, Inc.	14,152	498,716
NeoPhotonics Corp.*	6,970	57,642
OmniVision Technologies, Inc.*	9,132	263,641
ON Semiconductor Corp.*	8,986	98,846
Pericom Semiconductor Corp.	5,847	102,030
Photronics, Inc.*	13,655	130,951
PMC-Sierra, Inc.*	15,792	188,241
Qorvo, Inc.*	416	18,275
Rubicon Technology, Inc.*	5,791	6,370
Rudolph Technologies, Inc.*	8,814	112,731
Sigma Designs, Inc.*	8,961	78,946
Ultra Clean Holdings, Inc.*	5,880	28,694
Ultratech, Inc.*	3,123	48,812
Xcerra Corp.*	1,296	8,994

		4,825,906

Software 0.6%
Aware, Inc.*	1,965	6,347
BSQUARE Corp.*	700	7,616
EnerNOC, Inc.*	4,864	38,134

110

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Epiq Systems, Inc.	6,249	$86,236
ePlus, Inc.*	892	75,303
GSE Systems, Inc.*	2,512	3,416
Progress Software Corp.*	5,790	140,581
Rovi Corp.*	19,914	182,213
Seachange International, Inc.*	5,351	34,621
Tangoe, Inc.*	206	1,706
TeleCommunication Systems, Inc., Class A*	14,283	58,417
Telenav, Inc.*	2,119	15,257
Zynga, Inc., Class A*	85,435	202,481

		852,328

Specialty Retail 3.8%
Aaron’s, Inc.	12,312	303,737
Abercrombie & Fitch Co., Class A (a)	5,740	121,631
American Eagle Outfitters, Inc.	10,355	158,224
Ascena Retail Group, Inc.*	14,245	189,743
Barnes & Noble Education, Inc.*	10,488	154,698
Barnes & Noble, Inc.	16,595	215,569
bebe stores, inc. (a)	22,178	24,618
Big 5 Sporting Goods Corp.	1,914	17,513
Books-A-Million, Inc.*	1,900	6,023
Build-A-Bear Workshop, Inc.*	3,938	61,275
Caleres, Inc.	7,063	215,845
Cato Corp. (The), Class A	1,670	63,059
Chico’s FAS, Inc.	536	7,408
Children’s Place, Inc. (The)	2,853	153,120
Christopher & Banks Corp.*	6,160	8,994
Citi Trends, Inc.	4,439	117,944
Conn’s, Inc.*	300	5,691
Destination XL Group, Inc.*	7,900	46,136
Express, Inc.*	6,816	131,549
Finish Line, Inc. (The), Class A	5,036	93,821
GameStop Corp., Class A (a)	13,087	602,918
Genesco, Inc.*	2,745	171,974
Group 1 Automotive, Inc.	3,291	286,152
Guess?, Inc.	8,128	171,094
Haverty Furniture Cos., Inc.	4,796	112,274
hhgregg, Inc.* (a)	6,217	33,572
Kirkland’s, Inc.	2,446	56,234
MarineMax, Inc.*	7,037	111,185
Men’s Wearhouse, Inc. (The)	8,345	333,633
New York & Co., Inc.*	7,295	19,113
Office Depot, Inc.*	16,871	128,557
Penske Automotive Group, Inc.	11,052	539,780
Pep Boys-Manny, Moe & Jack (The)*	12,500	188,000
Perfumania Holdings, Inc.*	220	821
Rent-A-Center, Inc.	12,897	237,176
Shoe Carnival, Inc.	5,581	125,405
Sonic Automotive, Inc., Class A	4,342	108,289
Stage Stores, Inc.	3,860	37,558
Stein Mart, Inc.	2,527	22,389

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Systemax, Inc.*	3,470	$32,167
Tandy Leather Factory, Inc.*	1,309	9,935
Tilly’s, Inc., Class A*	900	6,561
Trans World Entertainment Corp.*	2,150	8,170
Vitamin Shoppe, Inc.*	3,913	112,264
West Marine, Inc.*	3,667	37,330
Zumiez, Inc.*	3,018	52,755

		5,641,904

Technology Hardware, Storage & Peripherals 0.8%
Astro-Med, Inc.	765	10,083
Electronics For Imaging, Inc.*	5,531	256,860
Hutchinson Technology, Inc.*	4,426	7,746
Imation Corp.*	6,274	12,673
Intevac, Inc.*	2,819	13,813
Lexmark International, Inc., Class A	8,866	288,056
QLogic Corp.*	19,088	236,691
Super Micro Computer, Inc.*	10,176	287,065
TransAct Technologies, Inc.	1,096	10,489

		1,123,476

Textiles, Apparel & Luxury Goods 0.9%
Charles & Colvard Ltd.*	3,368	4,580
Culp, Inc.	1,828	54,858
Deckers Outdoor Corp.*	3,530	196,480
Delta Apparel, Inc.*	158	2,596
G-III Apparel Group Ltd.*	858	47,267
Iconix Brand Group, Inc.*	6,497	99,534
Lakeland Industries, Inc.*	200	2,470
Movado Group, Inc.	3,816	98,224
Perry Ellis International, Inc.*	4,123	88,521
Rocky Brands, Inc.	1,932	24,633
Skechers U.S.A., Inc., Class A*	15,249	475,769
Superior Uniform Group, Inc.	1,724	29,377
Tumi Holdings, Inc.*	1,463	23,452
Unifi, Inc.*	2,451	74,976
Wolverine World Wide, Inc.	8,607	159,832

		1,382,569

Thrifts & Mortgage Finance 2.8%
Astoria Financial Corp.	22,703	362,340
Atlantic Coast Financial Corp.*	235	1,438
Bank Mutual Corp.	8,483	61,417
BankFinancial Corp.	4,079	50,294
BBX Capital Corp., Class A*	488	8,955
Beneficial Bancorp, Inc.*	945	13,107
Brookline Bancorp, Inc.	19,194	217,852
Cape Bancorp, Inc.	600	7,710
Capitol Federal Financial, Inc.	22,999	298,527
Clifton Bancorp, Inc.	2,855	41,626
Dime Community Bancshares, Inc.	4,847	84,095
ESSA Bancorp, Inc.	1,116	14,809
EverBank Financial Corp.	12,158	209,847

111

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Federal Agricultural Mortgage Corp., Class C	2,150	$63,124
First Defiance Financial Corp.	1,726	66,106
First Financial Northwest, Inc.	4,800	60,240
First Place Financial Corp.* (b)	367	0
Flagstar Bancorp, Inc.*	9,056	201,405
Fox Chase Bancorp, Inc.	1,341	23,481
HF Financial Corp.	155	2,502
Hingham Institution for Savings	82	10,448
Home Bancorp, Inc.	983	24,949
HomeStreet, Inc.*	2,141	44,811
HopFed Bancorp, Inc.	12	141
Hudson City Bancorp, Inc.	14,205	143,755
Meridian Bancorp, Inc.	3,432	48,185
Meta Financial Group, Inc.	702	30,242
Northeast Community Bancorp, Inc.	300	2,214
Northfield Bancorp, Inc.	15,046	230,505
Northwest Bancshares, Inc.	12,876	173,311
OceanFirst Financial Corp.	2,296	42,384
Oneida Financial Corp.	845	18,201
Oritani Financial Corp.	5,415	86,207
PHH Corp.*	11,592	170,402
Provident Financial Holdings, Inc.	1,200	20,568
Provident Financial Services, Inc.	7,627	154,981
Pulaski Financial Corp.	573	8,503
Riverview Bancorp, Inc.	5,811	27,428
SI Financial Group, Inc.	1,087	13,751
Southern Missouri Bancorp, Inc.	598	13,198
Territorial Bancorp, Inc.	1,130	31,504
TrustCo Bank Corp.	12,974	80,828
United Community Financial Corp.	10,202	55,907
United Financial Bancorp, Inc.	6,168	80,061
Walker & Dunlop, Inc.*	3,358	97,416
Washington Federal, Inc.	20,793	518,577
Waterstone Financial, Inc.	3,065	40,826
Westfield Financial, Inc.	4,598	35,864
WSFS Financial Corp.	3,204	101,791

		4,095,833

Tobacco 0.2%
Alliance One International, Inc.*	2,540	44,704
Universal Corp.	3,217	173,750

		218,454

Trading Companies & Distributors 1.5%
Air Lease Corp.	13,272	447,399
Applied Industrial Technologies, Inc.	4,795	198,081
Beacon Roofing Supply, Inc.*	6,154	217,790
CAI International, Inc.*	3,088	35,883
GATX Corp.	5,996	280,013
H&E Equipment Services, Inc.	922	17,804
Houston Wire & Cable Co.	5,159	31,986
Kaman Corp.	3,008	116,981

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
Lawson Products, Inc.*	1,501	$39,041
MRC Global, Inc.*	9,302	110,694
Rush Enterprises, Inc., Class A*	7,111	173,366
TAL International Group, Inc.*	9,079	153,980
Titan Machinery, Inc.* (a)	5,779	70,677
Veritiv Corp.*	400	16,800
WESCO International, Inc.* (a)	4,299	210,350
Willis Lease Finance Corp.*	606	9,454

		2,130,299

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	4,966	61,876

Water Utilities 0.0%†
Consolidated Water Co., Ltd.	4,041	44,734

Wireless Telecommunication Services 0.6%
Boingo Wireless, Inc.*	3,704	28,632
Shenandoah Telecommunications Co.	4,390	205,408
Spok Holdings, Inc.	5,414	97,614
Telephone & Data Systems, Inc.	13,622	390,134
United States Cellular Corp.*	2,575	104,906

		826,694

Total Common Stocks (cost $131,682,299)		145,868,819

Convertible Bond 0.0%†

	Principal Amount

Pharmaceuticals 0.0%†
Catalyst Biosciences, Inc., 0.00%, 02/19/18	$10,044	108

Total Convertible Bond (cost $10,044)		108

Right 0.0%†

	Number of Rights

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.* (b)	11,649	29,355

Total Right (cost $—)		29,355

112

Statement of Investments (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund (Continued)

Warrants 0.0%†

	Number of Warrants	Market Value

Health Care Equipment & Supplies 0.0%†
PhotoMedex, Inc., expiring 12/13/14 * (b)(c)	60	$0

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring 04/15/16 * (a)(b)	1,235	0

Total Warrants (cost $—)		0

Mutual Fund 0.2%

	Shares

Money Market Fund 0.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (d)(e)	282,145	282,145

Total Mutual Fund (cost $282,145)		282,145

Repurchase Agreement 3.2%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $4,660,476, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $4,753,661. (e)(f)	$4,660,452	4,660,452

Total Repurchase Agreement (cost $4,660,452)		4,660,452

Total Investments (cost $136,634,940) (g) — 102.5%		150,840,879

Liabilities in excess of other assets — (2.5%)		(3,678,723)

NET ASSETS — 100.0%		$147,162,156

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $4,868,215.

(b)	Fair valued security.

(c)	Illiquid security.

(d)	Represents 7-day effective yield as of October 31, 2015.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $4,942,597.

(f)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

113

Statement of Assets and Liabilities

October 31, 2015

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value* (cost $131,974,488)	$146,180,427
Repurchase agreement, at value (cost $4,660,452)	4,660,452

Total Investments, at value (total cost $136,634,940)	150,840,879

Cash	1,417,194
Dividends receivable	53,562
Security lending income receivable	10,297
Receivable for investments sold	675,816
Receivable for capital shares issued	283,235
Prepaid expenses	20,791

Total Assets	153,301,774

Liabilities:
Payable for investments purchased	892,862
Payable for capital shares redeemed	97,162
Payable upon return of securities loaned (Note 2)	4,942,597
Accrued expenses and other payables:
Investment advisory fees	113,986
Fund administration fees	9,636
Distribution fees	5,156
Administrative servicing fees	41,378
Accounting and transfer agent fees	2,755
Trustee fees	351
Custodian fees	511
Compliance program costs (Note 3)	59
Professional fees	28,122
Printing fees	4,987
Other	56

Total Liabilities	6,139,618

Net Assets	$147,162,156

Represented by:
Capital	$120,193,615
Accumulated undistributed net investment income	218,305
Accumulated net realized gains from investments	12,544,297
Net unrealized appreciation/(depreciation) from investments	14,205,939

Net Assets	$147,162,156

Net Assets:
Class A Shares	$11,767,447
Class C Shares	3,224,309
Institutional Service Class Shares	128,228,157
Institutional Class Shares	3,942,243

Total	$147,162,156

*	Includes value of securities on loan of $4,868,215 (Note 2).

114

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide U.S. Small Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	904,195
Class C Shares	259,559
Institutional Service Class Shares	9,790,494
Institutional Class Shares	296,764

Total	11,251,012

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.01
Class C Shares (b)	$12.42
Institutional Service Class Shares	$13.10
Institutional Class Shares	$13.28
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.80

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

115

Statement of Operations

For the Year Ended October 31, 2015

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$2,351,378
Income from securities lending (Note 2)	126,999
Interest income	2,107
Foreign tax withholding	(846)

Total Income	2,479,638

EXPENSES:
Investment advisory fees	1,421,420
Fund administration fees	114,658
Distribution fees Class A	41,205
Distribution fees Class C	37,186
Administrative servicing fees Class A	19,950
Administrative servicing fees Class C	3,774
Administrative servicing fees Institutional Service Class	325,812
Registration and filing fees	55,760
Professional fees	32,974
Printing fees	15,875
Trustee fees	4,274
Custodian fees	6,695
Accounting and transfer agent fees	19,523
Compliance program costs (Note 3)	623
Other	8,780

Total expenses before expenses reimbursed	2,108,509

Expenses reimbursed by adviser (Note 3)	(6,569)

Net Expenses	2,101,940

NET INVESTMENT INCOME	377,698

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	12,443,121
Net change in unrealized appreciation/(depreciation) from investments	(15,185,246)

Net realized/unrealized losses from investments	(2,742,125)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,364,427)

The accompanying notes are an integral part of these financial statements.

116

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income/(loss)	$377,698	$(276,668)
Net realized gains from investments	12,443,121	19,186,097
Net change in unrealized appreciation/(depreciation) from investments	(15,185,246)	(6,505,084)

Change in net assets resulting from operations	(2,364,427)	12,404,345

Distributions to Shareholders From:
Net investment income:
Class A	(12,738)	–
Class C	–	–
Institutional Service Class	(133,398)	–
Institutional Class	(7,859)	–
Net realized gains:
Class A	(1,727,475)	(804,135)
Class C	(499,093)	(154,010)
Institutional Service Class	(16,357,590)	(6,903,756)
Institutional Class	(310,851)	(95,852)

Change in net assets from shareholder distributions	(19,049,004)	(7,957,753)

Change in net assets from capital transactions	12,321,269	(639,670)

Change in net assets	(9,092,162)	3,806,922

Net Assets:
Beginning of period	156,254,318	152,447,396

End of period	$147,162,156	$156,254,318

Accumulated undistributed (distributions in excess of) net investment income at end of year	$218,305	$(42,826)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,170,120	$18,279,302
Dividends reinvested	1,365,147	565,547
Cost of shares redeemed	(16,686,048)	(17,676,048)

Total Class A Shares	(2,150,781)	1,168,801

Class C Shares
Proceeds from shares issued	885,887	2,259,410
Dividends reinvested	362,499	114,427
Cost of shares redeemed	(1,493,918)	(767,726)

Total Class C Shares	(245,532)	1,606,111

Institutional Service Class Shares
Proceeds from shares issued	20,632,274	30,933,595
Dividends reinvested	15,885,728	6,861,768
Cost of shares redeemed	(23,674,157)	(41,646,140)

Total Institutional Service Class Shares	12,843,845	(3,850,777)

117

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$3,157,425	$1,748,360
Dividends reinvested	318,710	95,852
Cost of shares redeemed	(1,602,398)	(1,408,017)

Total Institutional Class Shares	1,873,737	436,195

Change in net assets from capital transactions	$12,321,269	$(639,670)

SHARE TRANSACTIONS:
Class A Shares
Issued	992,666	1,208,982
Reinvested	108,286	38,525
Redeemed	(1,208,090)	(1,181,472)

Total Class A Shares	(107,138)	66,035

Class C Shares
Issued	68,550	154,142
Reinvested	29,959	8,019
Redeemed	(114,633)	(52,730)

Total Class C Shares	(16,124)	109,431

Institutional Service Class Shares
Issued	1,512,271	2,046,413
Reinvested	1,252,036	465,520
Redeemed	(1,741,715)	(2,728,143)

Total Institutional Service Class Shares	1,022,592	(216,210)

Institutional Class Shares
Issued	229,570	114,424
Reinvested	24,753	6,442
Redeemed	(118,025)	(92,561)

Total Institutional Class Shares	136,298	28,305

Total change in shares	1,035,628	(12,439)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

118

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$15.24	0.02	(0.38)	(0.36)	(0.01)	(1.86)	(1.87)	$13.01	(1.95%)	$11,767,447	1.46%	0.17%	1.47%	26.93%
Year Ended October 31, 2014 (d)	$14.86	(0.03)	1.19	1.16	–	(0.78)	(0.78)	$15.24	7.99%	$15,415,654	1.42%	(0.22%)	1.46%	23.65%
Year Ended October 31, 2013 (d)	$11.02	–	4.12	4.12	(0.07)	(0.21)	(0.28)	$14.86	38.22%	$14,048,236	1.39%	–	1.44%	19.48%
Year Ended October 31, 2012 (d)	$9.93	0.02	1.35	1.37	–	(0.28)	(0.28)	$11.02	14.30%	$1,737,594	1.38%	0.20%	1.49%	11.76%
Year Ended October 31, 2011 (d)	$9.50	(0.02)	0.45	0.43	–	–	–	$9.93	4.53%	$1,770,283	1.38%	(0.21%)	1.59%	17.88%

Class C Shares
Year Ended October 31, 2015 (d)	$14.73	(0.07)	(0.38)	(0.45)	–	(1.86)	(1.86)	$12.42	(2.70%)	$3,224,309	2.19%	(0.57%)	2.20%	26.93%
Year Ended October 31, 2014 (d)	$14.48	(0.14)	1.17	1.03	–	(0.78)	(0.78)	$14.73	7.27%	$4,059,732	2.16%	(0.97%)	2.19%	23.65%
Year Ended October 31, 2013 (d)	$10.75	(0.06)	4.00	3.94	–	(0.21)	(0.21)	$14.48	37.31%	$2,407,598	2.09%	(0.48%)	2.14%	19.48%
Year Ended October 31, 2012 (d)	$9.76	(0.05)	1.32	1.27	–	(0.28)	(0.28)	$10.75	13.50%	$869,607	2.09%	(0.51%)	2.20%	11.76%
Year Ended October 31, 2011 (d)	$9.41	(0.09)	0.44	0.35	–	–	–	$9.76	3.72%	$853,527	2.09%	(0.90%)	2.29%	17.88%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$15.32	0.04	(0.39)	(0.35)	(0.01)	(1.86)	(1.87)	$13.10	(1.82%)	$128,228,157	1.34%	0.27%	1.34%	26.93%
Year Ended October 31, 2014 (d)	$14.92	(0.02)	1.20	1.18	–	(0.78)	(0.78)	$15.32	8.10%	$134,292,405	1.34%	(0.15%)	1.37%	23.65%
Year Ended October 31, 2013 (d)	$11.06	0.05	4.09	4.14	(0.07)	(0.21)	(0.28)	$14.92	38.31%	$134,003,167	1.34%	0.37%	1.40%	19.48%
Year Ended October 31, 2012 (d)	$9.95	0.03	1.36	1.39	–	(0.28)	(0.28)	$11.06	14.47%	$94,130,117	1.34%	0.24%	1.45%	11.76%
Year Ended October 31, 2011 (d)	$9.53	–	0.42	0.42	–	–	–	$9.95	4.41%	$57,617,887	1.33%	(0.01%)	1.57%	17.88%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$15.50	0.07	(0.39)	(0.32)	(0.04)	(1.86)	(1.90)	$13.28	(1.64%)	$3,942,243	1.09%	0.50%	1.09%	26.93%
Year Ended October 31, 2014 (d)	$15.05	0.02	1.21	1.23	–	(0.78)	(0.78)	$15.50	8.38%	$2,486,527	1.09%	0.10%	1.13%	23.65%
Year Ended October 31, 2013 (d)	$11.15	0.02	4.19	4.21	(0.10)	(0.21)	(0.31)	$15.05	38.68%	$1,988,395	1.09%	0.16%	1.13%	19.48%
Year Ended October 31, 2012 (d)	$10.01	0.05	1.37	1.42	–	(0.28)	(0.28)	$11.15	14.69%	$51,062	1.09%	0.49%	1.20%	11.76%
Year Ended October 31, 2011 (d)	$9.56	0.02	0.43	0.45	–	–	–	$10.01	4.71%	$44,459	1.09%	0.23%	1.33%	17.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

119

Fund Commentary	Nationwide Ziegler Equity Income Fund

For the annual period ended October 31, 2015, the Nationwide Ziegler Equity Income Fund (Class A at NAV) returned 0.78% versus 0.53% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Equity Income Funds (consisting of 497 funds as of October 31, 2015) was 0.34% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. economic data suggested that a moderately growing economic expansion was in place at the beginning of the Fund’s fiscal year in the fourth quarter of 2014; however, a spate of unusually cold weather combined with a strike by port workers on the west coast significantly slowed economic activity during the first quarter of 2015. While the lull in economic growth proved temporary, it nevertheless left many economists and investors questioning the resilience of the economic recovery until it became evident from strong second quarter data that a moderate economic expansion was still in place. However, confidence over the strength and sustainability of the economy was tested again in late summer as concerns over global economic growth and cessation of the U.S. Federal Reserve Quantitative Easing policy brought volatility back to the financial markets.

U.S. equities provided a relatively modest performance for the twelve-month interval ended October 31, 2015 with the Russell 1000® Index, a broad market indicator, returning 4.9% for the period. But the performance was heavily skewed toward growth-oriented strategies, which outperformed value approaches by a wide margin, as evidenced by the 9.2% return of the Russell 1000® Growth Index. The equity market’s volatility over the fiscal year created a difficult environment for active management, as the factors driving performance vacillated between defensive and cyclically sensitive sources. Stocks exhibiting improving earnings expectations and consistent price momentum characteristics produced relatively strong performance over the fiscal year, while value oriented stocks with lower betas and less volatility underperformed. The Fund carried an exposure to stocks with more consistent earnings growth, which helped its relative performance. Higher yielding stocks were generally not rewarded by the market, but the Fund’s positioning toward stocks with growing dividends helped its relative performance.

The Fund began its fiscal year with a relatively large underweight in its exposure to the high-yielding Consumer Staples and Utilities relative to the benchmark because it was difficult for our process to find attractively priced stocks in those sectors. Utilities stocks underperformed over the fiscal year and the Consumer Staples sector only marginally outperformed the broad index, but our stock selection in each of the sectors added relative value. Utilities holdings in PPL Corp. (PPL) and Ameren Corp. (AEE) returned 6.4% and 5.9% respectively, and a position in beverage producer Dr Pepper Snapple Group, Inc. (DPS) returned 32.3% over the fiscal year.

The Fund started its fiscal year with a healthy underweight to the Energy and Materials sectors, but opportunistically added to those areas over the course of the fiscal year and finished only slightly underweight to the sectors. Stock selection also helped, as the Fund owned names in larger, integrated Energy stocks like Exxon Mobil Corp (XOM) which while declining 11.6% looked relatively tame against the 20.3% decline for the benchmark’s Energy sector. The Fund’s holdings of chemical producers in the Materials sector, LyondellBasell Industries N.V. (LYB) and The Dow Chemical Co. (DOW) returned 4.8% and 8.2%, respectively.

An overweight to the Financials sector had little effect upon the Fund’s relative performance to its benchmark, but large positions relevant to the benchmark in the Insurance and Real Estate Investment Trusts (REITs) industries performed relatively well. A holding in the retail REIT The Macerich Co. (MAC) realized a 24.2% performance gain, while a position in Apartment Investment and Management Co. (AIV) returned 12.8% over the fiscal year. Many of the Fund’s Insurance industry holdings also did relatively well, led by a position in American Financial

120

Fund Commentary (con’t.)	Nationwide Ziegler Equity Income Fund

Group, Inc. (AFG) that appreciated 24.6% and The Allstate Corp. (ALL) that returned 12.0% over the fiscal year.

The Fund carried an allocation to Health Care stocks that was similar to the benchmark, but stock selection detracted from its relative performance. The Fund owned no stocks in the Healthcare Providers & Services or in the Life Science Tools & Services industries, which were two of the best performing industries in the sector. The Fund carried a small overweight to stocks in the Information Technology sector and benefited from its holdings in Texas Instruments Inc. (TXN) and Apple Inc. (AAPL), which appreciated 17.2% and 12.5%, respectively, on favorable earnings reports.

The Fund’s largest sector overweight is to the Industrials sector, with the emphasis being in the Aerospace & Defense industry. The industry was a relatively strong performer within the sector and the Fund benefited from a large position in Lockheed Martin Corp. (LMT), which was up 18.9% and a position in The Boeing Co. (BA) that returned 21.5%. In addition, a position in industrial conglomerate General Electric Co. (GE) appreciated 16.1% over the fiscal year period.

The one area of frustration for the Fund over the fiscal year was in its Consumer Discretionary holdings. Although the Fund was overweight to the relatively strong performing sector, stock selection in the group detracted from its performance. A position in GPS manufacturer Garmin Ltd. (GRMN) lost 20.4% and was dropped from the portfolio in July. Poorly-timed additions of retailer Target Corp. (TGT) and luxury accessories manufacturer Coach, Inc. (COH) detracted from the fiscal year’s performance, but both companies were retained in the Fund because of their attractive fundamentals.

Consistent payment of dividends is generally an indication of a well-managed company, signaling a higher quality of earnings and a fiscally healthy balance sheet. These companies generally weather periods of market volatility better than many high beta, non-dividend paying stocks. Looking ahead, we feel that dividends will remain an important contributor to total return, although the market will likely continue to move away from very high yielding, bond-like equities and focus more upon companies that exhibit strong dividend growth and benefit from an improving economy. The Fund seeks to hold a mix of defensive, higher-yielding stocks with dependable, but slower growing, earnings that tend to perform better during times of economic and market weakness, while also investing in “dividend growing” stocks that can more readily participate in an expanding economy and rising market.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and Donald J. Nesbitt

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

121

Fund Overview	Nationwide Ziegler Equity Income Fund

Asset Allocation†

Common Stocks	98.6%
Repurchase Agreement	3.0%
Exchange Traded Fund	0.6%
Mutual Fund	0.2%
Liabilities in excess of other assets	(2.4)%
100.0%

Top Industries††

Banks	13.4%
Pharmaceuticals	10.7%
Oil, Gas & Consumable Fuels	10.3%
Real Estate Investment Trusts (REITs)	8.5%
Insurance	5.7%
Aerospace & Defense	5.4%
Electric Utilities	4.1%
Communications Equipment	3.3%
Technology Hardware, Storage & Peripherals	3.2%
Diversified Telecommunication Services	3.2%
Other Industries*	32.2%
100.0%

Top Holdings††

Wells Fargo & Co.	4.3%
Exxon Mobil Corp.	4.0%
Johnson & Johnson	3.8%
Lockheed Martin Corp.	3.4%
Pfizer, Inc.	3.3%
Chevron Corp.	3.0%
JPMorgan Chase & Co.	2.8%
General Electric Co.	2.8%
ConocoPhillips	2.7%
PNC Financial Services Group, Inc. (The)	2.4%
Other Holdings*	67.5%
100.0%

Objective

The Fund seeks total return from income and capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Class A at NAV) returned 0.78%, outperforming its benchmark by 0.25% and outperforming the Lipper peer category median by 0.44%

•	Higher yielding stocks were generally not rewarded by the market, but the Fund’s positioning toward stocks with growing dividends helped its relative performance

•	Although the Fund was overweight to the relatively strong performing sector, stock selection in consumer discretionary detracted from relative Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

122

Fund Performance	Nationwide Ziegler Equity Income Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	0.78%	12.63%	6.63%	N/A
	w/SC3	(5.04)%	11.36%	6.03%	N/A
Class C1	w/o SC2	0.05%	11.89%	5.91%	N/A
	w/SC4	(0.95)%	N/A	N/A	N/A
Institutional Service Class[1,5,6]		0.94%	12.87%	N/A	N/A
Institutional Class[5]		1.13%	N/A	N/A	8.05%	[7]
Russell 1000® Value Index		0.53%	13.26%	6.75%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	0.95%
Class C	1.68%
Institutional Service Class	0.73%
Institutional Class	0.61%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

123

Fund Performance (con’t.)	Nationwide Ziegler Equity Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Equity Income Fund versus the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Equity Income Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

124

Shareholder Expense Example	Nationwide Ziegler Equity Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Equity Income Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	988.00	4.46	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89
Class C Shares	Actual	(a)	1,000.00	984.10	8.25	1.65
	Hypothetical	(a)(b)	1,000.00	1,016.89	8.39	1.65
Institutional Service Class Shares	Actual	(a)	1,000.00	988.50	3.46	0.69
	Hypothetical	(a)(b)	1,000.00	1,021.73	3.52	0.69
Institutional Class Shares	Actual	(a)	1,000.00	989.80	2.91	0.58
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

125

Statement of Investments

October 31, 2015

Nationwide Ziegler Equity Income Fund

Common Stocks 98.6%

	Shares	Market Value

Aerospace & Defense 5.5%
Boeing Co. (The)	69,139	$10,237,412
Lockheed Martin Corp.	78,818	17,326,561

		27,563,973

Airlines 0.5%
Copa Holdings SA, Class A (a)	45,693	2,308,410

Banks 13.7%
Fifth Third Bancorp	385,896	7,351,319
JPMorgan Chase & Co.	222,747	14,311,495
Park National Corp.	30,476	2,764,782
PNC Financial Services Group, Inc. (The)	138,635	12,513,195
SunTrust Banks, Inc.	79,850	3,315,372
U.S. Bancorp	157,405	6,639,343
Wells Fargo & Co.	406,043	21,983,168

		68,878,674

Beverages 1.6%
Dr. Pepper Snapple Group, Inc.	90,361	8,075,563

Chemicals 2.1%
Dow Chemical Co. (The)	83,302	4,304,214
LyondellBasell Industries NV, Class A	69,029	6,413,485

		10,717,699

Commercial Services & Supplies 2.0%
Waste Management, Inc.	186,859	10,045,540

Communications Equipment 3.4%
Cisco Systems, Inc.	347,176	10,016,028
Harris Corp.	88,455	6,999,444

		17,015,472

Diversified Telecommunication Services 3.2%
AT&T, Inc.	181,627	6,086,321
Verizon Communications, Inc.	217,382	10,190,868

		16,277,189

Electric Utilities 4.2%
Edison International	149,673	9,058,210
Entergy Corp.	52,753	3,595,644
PPL Corp.	242,100	8,328,240

		20,982,094

Electronic Equipment, Instruments & Components 0.8%
TE Connectivity Ltd.	64,055	4,127,704

Energy Equipment & Services 2.4%
Helmerich & Payne, Inc. (a)	137,553	7,740,107
National Oilwell Varco, Inc.	117,474	4,421,722

		12,161,829

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 1.3%
Abbott Laboratories	149,676	$6,705,485

Hotels, Restaurants & Leisure 1.6%
Darden Restaurants, Inc.	55,108	3,410,634
DineEquity, Inc.	56,370	4,704,077

		8,114,711

Household Products 1.2%
Kimberly-Clark Corp.	51,020	6,107,604

Independent Power and Renewable Electricity Producers 0.0%†
Talen Energy Corp. *	1	9

Industrial Conglomerates 2.8%
General Electric Co.	494,749	14,308,141

Information Technology Services 0.5%
Leidos Holdings, Inc.	50,949	2,678,389

Insurance 5.9%
ACE Ltd.	88,709	10,072,020
American Financial Group, Inc.	160,103	11,557,835
MetLife, Inc.	53,566	2,698,655
Travelers Cos., Inc. (The)	44,829	5,060,746

		29,389,256

Machinery 0.9%
Deere & Co.	57,897	4,515,966

Media 2.3%
John Wiley & Sons, Inc., Class A	59,231	3,099,558
Regal Entertainment Group, Class A (a)	429,740	8,328,361

		11,427,919

Multiline Retail 2.1%
Target Corp.	134,621	10,390,049

Multi-Utilities 0.8%
Ameren Corp.	88,633	3,871,489

Oil, Gas & Consumable Fuels 10.6%
Chevron Corp.	169,933	15,443,511
ConocoPhillips	258,060	13,767,501
Exxon Mobil Corp.	249,716	20,661,502
Williams Cos., Inc. (The)	83,220	3,282,197

		53,154,711

Pharmaceuticals 10.9%
AbbVie, Inc.	58,865	3,505,411
Eli Lilly & Co.	140,519	11,462,135
Johnson & Johnson	195,974	19,799,253
Merck & Co., Inc.	60,861	3,326,662
Pfizer, Inc.	498,166	16,847,974

		54,941,435

126

Statement of Investments (Continued)

October 31, 2015

Nationwide Ziegler Equity Income Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) 8.7%
Annaly Capital Management, Inc.	545,361	$5,426,342
Apartment Investment & Management Co., Class A	214,531	8,407,470
Chimera Investment Corp.	501,381	7,059,445
Duke Realty Corp.	135,373	2,802,221
Macerich Co. (The)	100,673	8,531,030
Weingarten Realty Investors	317,108	11,339,782

		43,566,290

Semiconductors & Semiconductor Equipment 2.8%
Intel Corp.	171,363	5,802,351
Texas Instruments, Inc.	142,983	8,109,996

		13,912,347

Software 0.7%
CA, Inc.	134,613	3,730,126

Specialty Retail 0.6%
Staples, Inc.	245,486	3,188,863

Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	75,914	9,071,723
Lexmark International, Inc., Class A	232,623	7,557,921

		16,629,644

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	109,022	3,401,486

Tobacco 1.5%
Philip Morris International, Inc.	83,915	7,418,086

Total Common Stocks (cost $484,417,746)		495,606,153

Exchange Traded Fund 0.6%
Equity Fund 0.6%
Vanguard Value ETF	40,607	3,354,950

Total Exchange Traded Fund (cost $3,132,995)		3,354,950

Mutual Fund 0.2%

	Shares	Market Value

Money Market Fund 0.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	908,637	$908,637

Total Mutual Fund (cost $908,637)		908,637

Repurchase Agreement 3.0%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $15,008,859, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $15,308,960. (c)(d)	$15,008,784	15,008,784

Total Repurchase Agreement (cost $15,008,784)		15,008,784

Total Investments (cost $503,468,162) (e) — 102.4%		514,878,524

Liabilities in excess of other assets — (2.4%)		(12,241,303)

NET ASSETS — 100.0%		$502,637,221

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $15,560,140.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $15,917,421.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

Ltd.	Limited

NV	Public Traded Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

127

Statement of Assets and Liabilities

October 31, 2015

Nationwide Ziegler Equity Income Fund
Assets:
Investments, at value* (cost $488,459,378)	$499,869,740
Repurchase agreement, at value (cost $15,008,784)	15,008,784

Total Investments, at value (total cost $503,468,162)	514,878,524

Cash	2,758,320
Dividends receivable	655,178
Security lending income receivable	4,371
Receivable for capital shares issued	597,918
Prepaid expenses	23,239

Total Assets	518,917,550

Liabilities:
Payable for capital shares redeemed	83,965
Payable upon return of securities loaned (Note 2)	15,917,421
Accrued expenses and other payables:
Investment advisory fees	213,540
Fund administration fees	15,974
Distribution fees	10,468
Administrative servicing fees	4,018
Accounting and transfer agent fees	2,579
Trustee fees	1,121
Custodian fees	1,643
Compliance program costs (Note 3)	177
Professional fees	24,507
Printing fees	4,420
Other	496

Total Liabilities	16,280,329

Net Assets	$502,637,221

Represented by:
Capital	$485,780,355
Accumulated undistributed net investment income	47,464
Accumulated net realized gains from investments	5,399,040
Net unrealized appreciation/(depreciation) from investments	11,410,362

Net Assets	$502,637,221

Net Assets:
Class A Shares	20,726,341
Class C Shares	7,355,755
Institutional Service Class Shares	11,272,994
Institutional Class Shares	463,282,131

Total	$502,637,221

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,540,231
Class C Shares	551,100
Institutional Service Class Shares	834,832
Institutional Class Shares	34,304,479

Total	37,230,642

*	Includes value of securities on loan of $15,560,140 (Note 2).

128

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Ziegler Equity Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.46
Class C Shares (b)	$13.35
Institutional Service Class Shares	$13.50
Institutional Class Shares	$13.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.28

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

129

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Ziegler Equity Income Fund
INVESTMENT INCOME:
Dividend income	$14,054,658
Income from securities lending (Note 2)	29,530
Interest income	4,659

Total Income	14,088,847

EXPENSES:
Investment advisory fees	2,227,167
Fund administration fees	175,541
Distribution fees Class A	57,228
Distribution fees Class C	70,597
Administrative servicing fees Class A	18,365
Administrative servicing fees Class C	5,270
Administrative servicing fees Institutional Service Class	12,086
Registration and filing fees	28,446
Professional fees	45,784
Printing fees	12,379
Trustee fees	12,132
Custodian fees	16,433
Accounting and transfer agent fees	20,237
Compliance program costs (Note 3)	1,841
Other	37,727

Total Expenses	2,741,233

NET INVESTMENT INCOME	11,347,614

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	10,058,446
Net change in unrealized appreciation/(depreciation) from investments	(20,702,257)

Net realized/unrealized losses from investments	(10,643,811)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$703,803

The accompanying notes are an integral part of these financial statements.

130

Statements of Changes in Net Assets

	Nationwide Ziegler Equity Income Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$11,347,614	$1,811,944	$3,786,208
Net realized gains from investments	10,058,446	144,544	4,918,720
Net change in unrealized appreciation/(depreciation) from investments	(20,702,257)	11,651,800	13,248,057

Change in net assets resulting from operations	703,803	13,608,288	21,952,985

Distributions to Shareholders From:
Net investment income:
Class A	(641,251)	(12,734)	(279,175)
Class B (b)	–	–	–
Class C	(144,082)	–	(34,306)
Institutional Service Class (c)	(331,228)	(9,549)	(124,486)
Institutional Class	(11,937,240)	(358,171)	(2,255,227	)(d)
Net realized gains:
Class A	(211,022)	–	–
Class B (b)	–	–	–
Class C	(58,063)	–	–
Institutional Service Class (c)	(97,133)	–	–
Institutional Class	(2,822,317)	–	–	(d)

Change in net assets from shareholder distributions	(16,242,336)	(380,454)	(2,693,194)

Change in net assets from capital transactions	156,007,552	(719,072)	296,862,982

Change in net assets	140,469,019	12,508,762	316,122,773

Net Assets:
Beginning of period	362,168,202	349,659,440	33,536,667

End of period	$502,637,221	$362,168,202	$349,659,440

Accumulated undistributed net investment income at end of period	$47,464	$2,547,547	$1,116,057

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$3,207,598	$868,672	$6,141,187
Proceeds from shares issued from class conversion	–	–	1,017,949
Dividends reinvested	799,108	11,736	234,541
Cost of shares redeemed	(6,009,700)	(2,431,014)	(4,989,893)

Total Class A Shares	(2,002,994)	(1,550,606)	2,403,784

Class B Shares (Note 12) (b)
Proceeds from shares issued	–	–	–
Dividends reinvested	–	–	–
Cost of shares redeemed in class conversion	–	–	(1,017,949)
Cost of shares redeemed	–	–	(79,683)

Total Class B Shares	–	–	(1,097,632)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

131

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class C Shares (Note 12)
Proceeds from shares issued	$1,988,691	$423,797	$1,980,691
Dividends reinvested	191,064	–	31,563
Cost of shares redeemed	(931,043)	(426,782)	(984,062)

Total Class C Shares	1,248,712	(2,985)	1,028,192

Institutional Service Class Shares (Note 12) (c)
Proceeds from shares issued	2,459,446	728,296	2,749,801
Dividends reinvested	355,075	7,749	103,574
Cost of shares redeemed	(2,332,134)	(214,478)	(2,284,497)

Total Institutional Service Class Shares	482,387	521,567	568,878

Institutional Class Shares
Proceeds from shares issued	174,395,325	5,684,267	297,702,325	(d)
Dividends reinvested	14,759,557	358,171	2,255,227	(d)
Cost of shares redeemed	(32,875,435)	(5,729,486)	(5,997,792	)(d)

Total Institutional Class Shares	156,279,447	312,952	293,959,760	(d)

Change in net assets from capital transactions	$156,007,552	$(719,072)	$296,862,982

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	233,173	64,388	481,875
Issued in class conversion	–	–	86,098
Reinvested	60,271	856	18,381
Redeemed	(440,162)	(179,864)	(385,630)

Total Class A Shares	(146,718)	(114,620)	200,724

Class B Shares (Note 12) (b)
Issued	–	–	–
Reinvested	–	–	–
Redeemed in class conversion	–	–	(85,852)
Redeemed	–	–	(6,754)

Total Class B Shares	–	–	(92,606)

Class C Shares (Note 12)
Issued	145,381	31,696	158,529
Reinvested	14,531	–	2,497
Redeemed	(69,955)	(31,686)	(77,197)

Total Class C Shares	89,957	10	83,829

Institutional Service Class Shares (Note 12) (c)
Issued	180,346	54,127	213,539
Reinvested	26,723	563	8,114
Redeemed	(171,304)	(15,766)	(183,715)

Total Institutional Service Class Shares	35,765	38,924	37,938

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

132

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	12,482,689	426,555	23,345,684	(d)
Reinvested	1,112,503	26,049	173,255	(d)
Redeemed	(2,371,593)	(417,504)	(473,159	)(d)

Total Institutional Class Shares	11,223,599	35,100	23,045,780	(d)

Total change in shares	11,202,603	(40,586)	23,275,665

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

133

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Equity Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$13.87	0.31	(0.22)	0.09	(0.38)	(0.12)	(0.50)	$13.46	0.78%	$20,726,341	0.93%	2.29%	0.93%	56.34%
Period Ended October 31, 2014 (g)(h)	$13.37	0.06	0.45	0.51	(0.01)	–	(0.01)	$13.87	3.79%	$23,396,375	1.00%	1.73%	1.00%	1.89%
Year Ended July 31, 2014 (g)	$12.01	0.25	1.27	1.52	(0.16)	–	(0.16)	$13.37	12.69%	$24,092,166	1.06%	1.94%	1.12%	46.23%
Year Ended July 31, 2013 (g)	$10.12	0.24	1.91	2.15	(0.26)	–	(0.26)	$12.01	21.57%	$19,218,955	1.15%	2.23%	1.76%	69.00%
Year Ended July 31, 2012 (g)	$9.18	0.24	0.94	1.18	(0.24)	–	(0.24)	$10.12	13.12%	$11,518,605	1.15%	2.60%	1.90%	79.00%
Year Ended July 31, 2011 (g)	$7.89	0.25	1.31	1.56	(0.27)	–	(0.27)	$9.18	19.98%	$9,259,221	1.15%	2.79%	2.00%	78.00%

Class C Shares
Year Ended October 31, 2015 (g)	$13.76	0.21	(0.22)	(0.01)	(0.28)	(0.12)	(0.40)	$13.35	0.05%	$7,355,755	1.67%	1.55%	1.67%	56.34%
Period Ended October 31, 2014 (g)(h)	$13.29	0.03	0.44	0.47	–	–	–	$13.76	3.54%	$6,346,237	1.70%	1.03%	1.70%	1.89%
Year Ended July 31, 2014 (g)	$11.94	0.16	1.27	1.43	(0.08)	–	(0.08)	$13.29	12.00%	$6,126,678	1.75%	1.25%	1.80%	46.23%
Year Ended July 31, 2013 (g)	$10.07	0.18	1.89	2.07	(0.20)	–	(0.20)	$11.94	20.79%	$4,504,018	1.75%	1.63%	2.26%	69.00%
Year Ended July 31, 2012 (g)	$9.14	0.19	0.93	1.12	(0.19)	–	(0.19)	$10.07	12.40%	$2,673,144	1.75%	2.00%	2.40%	79.00%
Year Ended July 31, 2011 (g)	$7.85	0.19	1.32	1.51	(0.22)	–	(0.22)	$9.14	19.37%	$2,431,052	1.75%	2.19%	2.50%	78.00%

Institutional Service Class Shares(i)
Year Ended October 31, 2015 (g)	$13.92	0.34	(0.23)	0.11	(0.41)	(0.12)	(0.53)	$13.50	0.94%	$11,272,994	0.70%	2.51%	0.70%	56.34%
Period Ended October 31, 2014 (g)(h)	$13.42	0.07	0.44	0.51	(0.01)	–	(0.01)	$13.92	3.82%	$11,120,577	0.77%	1.94%	0.77%	1.89%
Year Ended July 31, 2014 (g)	$12.04	0.27	1.29	1.56	(0.18)	–	(0.18)	$13.42	13.05%	$10,198,392	0.87%	2.14%	0.93%	46.23%
Year Ended July 31, 2013 (g)	$10.15	0.27	1.90	2.17	(0.28)	–	(0.28)	$12.04	21.80%	$8,697,861	0.90%	2.48%	1.51%	69.00%
Year Ended July 31, 2012 (g)	$9.21	0.27	0.94	1.21	(0.27)	–	(0.27)	$10.15	13.38%	$6,777,074	0.88%	2.87%	1.65%	79.00%
Year Ended July 31, 2011 (g)	$7.88	0.28	1.33	1.61	(0.28)	–	(0.28)	$9.21	20.68%	$5,532,039	0.90%	3.04%	1.75%	78.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$13.92	0.36	(0.22)	0.14	(0.43)	(0.12)	(0.55)	$13.51	1.13%	$463,282,131	0.59%	2.64%	0.59%	56.34%
Period Ended October 31, 2014 (g)(h)	$13.42	0.07	0.45	0.52	(0.02)	–	(0.02)	$13.92	3.84%	$321,305,013	0.64%	2.09%	0.64%	1.89%
Period Ended July 31, 2014 (g)(j)	$12.15	0.27	1.20	1.47	(0.20)	–	(0.20)	$13.42	12.19%	$309,242,204	0.66%	2.33%	0.66%	45.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

134

Notes to Financial Statements

October 31, 2015

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2015, the Trust operates fifty-one (51) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the eight (8) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Diverse Managers Fund (“Diverse Managers”)

- Nationwide Global Equity Fund (“Global Equity”)

- Nationwide Growth Fund (“Growth”)

- Nationwide Herndon Mid Cap Value Fund (“Mid Cap Value”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Ziegler Equity Income Fund (“Equity Income”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Institutional Service Class, and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Equity Income commenced operations on September 16, 2013 as a result of a tax free reorganization in which Equity Income acquired all of the assets, subject to all liabilities and obligations, of the HighMark Equity Income Fund, a former series of HighMark Funds (a “Predecessor Fund”). Equity Income has adopted the historical performance of its corresponding Predecessor Fund. Equity Income and its corresponding Predecessor Fund have substantially similar objectives and investment strategies.

The fiscal year end for Equity Income previously changed from July 31, 2014 to October 31, 2014. As such, the fiscal year ended October 31, 2014 for Equity Income reflects the three month period from August 1, 2014 through October 31, 2014.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements)

135

Notes to Financial Statements (Continued)

October 31, 2015

and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of unaffiliated exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

136

Notes to Financial Statements (Continued)

October 31, 2015

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2015, 100% of the market value of Growth and Mid Cap Value was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2015. Please refer to the Statements of Investments for additional information on portfolio holdings.

Nationwide Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$953,164,105	$—	$—	$953,164,105
Futures Contracts	1,017,943	—	—	1,017,943
Mutual Fund	456,483	—	—	456,483
Repurchase Agreement	—	7,540,137	—	7,540,137
Total	$954,638,531	$7,540,137	$—	$962,178,668

Diverse Managers

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$308,597	$16,434	$—	$325,031
Air Freight & Logistics	160,402	7,516	—	167,918
Auto Components	80,247	69,719	—	149,966
Automobiles	—	88,483	—	88,483
Banks	77,307	240,710	—	318,017
Beverages	—	60,739	—	60,739
Biotechnology	144,039	30,755	—	174,794
Building Products	62,793	7,283	—	70,076

137

Notes to Financial Statements (Continued)

October 31, 2015

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Capital Markets	$314,474	$70,980	$—	$385,454
Chemicals	387,032	98,983	—	486,015
Commercial Services & Supplies	72,112	—	—	72,112
Communications Equipment	110,166	—	—	110,166
Construction & Engineering	58,380	—	—	58,380
Construction Materials	—	13,187	—	13,187
Consumer Finance	269,391	—	—	269,391
Diversified Financial Services	426,506	58,161	—	484,667
Diversified Telecommunication Services	93,871	63,947	—	157,818
Electric Utilities	—	24,972	—	24,972
Electrical Equipment	30,527	80,761	—	111,288
Electronic Equipment, Instruments & Components	53,972	—	—	53,972
Energy Equipment & Services	315,871	16,853	—	332,724
Food & Staples Retailing	17,207	37,592	—	54,799
Food Products	157,190	27,887	—	185,077
Hotels, Restaurants & Leisure	164,868	9,484	—	174,352
Household Durables	—	54,115	—	54,115
Household Products	—	22,641	—	22,641
Independent Power and Renewable Electricity Producers	—	6,496	—	6,496
Industrial Conglomerates	6,072	27,466	—	33,538
Information Technology Services	345,357	22,584	—	367,941
Insurance	41,943	121,293	—	163,236
Internet & Catalog Retail	24,660	20,090	—	44,750
Internet Software & Services	138,509	16,114	—	154,623
Leisure Products	11,440	—	—	11,440
Machinery	—	70,984	—	70,984
Media	8,989	29,907	—	38,896
Metals & Mining	—	76,857	—	76,857
Multiline Retail	—	30,419	—	30,419
Multi-Utilities	5,713	—	—	5,713
Oil, Gas & Consumable Fuels	856,936	130,493	—	987,429
Paper & Forest Products	—	38,697	—	38,697
Personal Products	—	72,163	—	72,163
Pharmaceuticals	459,789	170,639	—	630,428
Professional Services	167,434	39,440	—	206,874
Real Estate Investment Trusts (REITs)	134,500	31,276	—	165,776
Real Estate Management & Development	23,170	39,147	—	62,317
Road & Rail	—	18,241	—	18,241
Semiconductors & Semiconductor Equipment	62,102	38,055	—	100,157
Software	235,409	—	—	235,409
Specialty Retail	216,154	—	—	216,154
Technology Hardware, Storage & Peripherals	351,190	27,242	—	378,432
Textiles, Apparel & Luxury Goods	—	46,617	—	46,617
Tobacco	340,153	10,383	—	350,536
Trading Companies & Distributors	18,837	15,442	—	34,279
Transportation Infrastructure	13,372	—	—	13,372
Wireless Telecommunication Services	—	21,779	—	21,779
Total Common Stocks	$6,766,681	$2,223,026	$—	$8,989,707

138

Notes to Financial Statements (Continued)

October 31, 2015

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds	$—	$937,059	$—	$937,059
Exchange Traded Fund	41,983	—	—	41,983
U.S. Government Mortgage Backed Agencies	—	2,430,963	—	2,430,963
U.S. Government Sponsored & Agency Obligations	—	1,650,410	—	1,650,410
U.S. Treasury Bond	—	1,825,800	—	1,825,800
Total	$6,808,664	$9,067,258	$—	$15,875,922

Global Equity

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$—	$1,054,848	$—	$1,054,848
Auto Components	—	1,841,140	—	1,841,140
Automobiles	—	849,621	—	849,621
Banks	2,417,535	4,449,335	—	6,866,870
Beverages	1,307,010	1,192,730	—	2,499,740
Biotechnology	2,022,827	—	—	2,022,827
Capital Markets	863,155	—	—	863,155
Chemicals	652,693	—	16,315	669,008
Containers & Packaging	749,952	—	—	749,952
Diversified Financial Services	852,335	924,419	—	1,776,754
Electrical Equipment	—	1,419,319	—	1,419,319
Electronic Equipment, Instruments & Components	404,784	527,666	—	932,450
Food Products	1,385,518	1,871,266	—	3,256,784
Gas Utilities	383,715	—	—	383,715
Health Care Providers & Services	1,260,989	902,805	—	2,163,794
Hotels, Restaurants & Leisure	1,092,669	649,716	—	1,742,385
Household Durables	904,464	895,401	—	1,799,865
Information Technology Services	305,407	—	—	305,407
Insurance	1,123,792	1,422,746	—	2,546,538
Internet Software & Services	2,227,083	—	—	2,227,083
Machinery	751,713	1,101,386	—	1,853,099
Marine	—	644,934	—	644,934
Media	538,169	1,601,842	—	2,140,011
Metals & Mining	—	1,457,846	—	1,457,846
Multiline Retail	—	970,016	—	970,016
Multi-Utilities	433,931	—	—	433,931
Oil, Gas & Consumable Fuels	3,334,327	664,201	—	3,998,528
Pharmaceuticals	1,723,940	1,952,907	—	3,676,847
Real Estate Investment Trusts (REITs)	—	754,865	—	754,865
Real Estate Management & Development	—	1,808,230	—	1,808,230
Semiconductors & Semiconductor Equipment	—	850,985	—	850,985
Software	2,529,829	—	—	2,529,829
Specialty Retail	1,067,286	—	—	1,067,286
Technology Hardware, Storage & Peripherals	—	1,620,342	—	1,620,342
Textiles, Apparel & Luxury Goods	—	777,216	—	777,216
Tobacco	—	850,530	—	850,530
Trading Companies & Distributors	—	677,994	—	677,994
Wireless Telecommunication Services	989,573	563,525	—	1,553,098
Total Common Stocks	$29,322,696	$34,297,831	$16,315	$63,636,842

139

Notes to Financial Statements (Continued)

October 31, 2015

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Forward Foreign Currency Contracts	$—	$221,869	$—	$221,869
Mutual Fund	5,679	—	—	5,679
Repurchase Agreement	—	93,802	—	93,802
Right	—	4	—	4
Total Assets	$29,328,375	$34,613,506	$16,315	$63,958,196
Liabilities:
Forward Foreign Currency Contracts	$—	$(228,635)	$—	$(228,635)
Total Liabilities	$—	$(228,635)	$—	$(228,635)
Total	$29,328,375	$34,384,871	$16,315	$63,729,561

Small Company Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$185,212,017	$—	$—	$185,212,017
Mutual Fund	49,951	—	—	49,951
Repurchase Agreement	—	825,082	—	825,082
Total	$185,261,968	$825,082	$—	$186,087,050

U.S. Small Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$2,488,430	$—	$—	$2,488,430
Air Freight & Logistics	729,909	—	—	729,909
Airlines	543,920	—	—	543,920
Auto Components	1,189,599	—	—	1,189,599
Automobiles	47,563	—	—	47,563
Banks	17,640,822	—	—	17,640,822
Beverages	269,709	—	—	269,709
Biotechnology	296,565	—	—	296,565
Building Products	1,809,474	—	—	1,809,474
Capital Markets	1,104,065	—	—	1,104,065
Chemicals	3,842,496	—	—	3,842,496
Commercial Services & Supplies	4,925,323	—	—	4,925,323
Communications Equipment	1,815,858	—	—	1,815,858
Construction & Engineering	4,081,136	—	—	4,081,136
Construction Materials	36,637	—	—	36,637
Consumer Finance	657,375	—	—	657,375
Containers & Packaging	1,243,614	—	—	1,243,614
Distributors	346,870	—	—	346,870
Diversified Consumer Services	1,451,851	—	—	1,451,851
Diversified Financial Services	218,169	—	—	218,169
Diversified Telecommunication Services	942,513	—	—	942,513
Electrical Equipment	1,146,538	—	—	1,146,538
Electronic Equipment, Instruments & Components	7,960,202	—	—	7,960,202
Energy Equipment & Services	4,454,631	—	—	4,454,631
Food & Staples Retailing	879,226	—	—	879,226
Food Products	4,586,281	—	—	4,586,281

140

Notes to Financial Statements (Continued)

October 31, 2015

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Gas Utilities	$791,119	$—	$—	$791,119
Health Care Equipment & Supplies	2,505,631	—	—	2,505,631
Health Care Providers & Services	4,184,241	—	—	4,184,241
Health Care Technology	493,539	—	—	493,539
Hotels, Restaurants & Leisure	1,809,826	—	—	1,809,826
Household Durables	2,911,206	—	—	2,911,206
Household Products	222,210	—	—	222,210
Independent Power and Renewable Electricity Producers	313,642	—	—	313,642
Industrial Conglomerates	30,301	—	—	30,301
Information Technology Services	1,872,155	—	—	1,872,155
Insurance	15,977,332	—	—	15,977,332
Internet & Catalog Retail	982,078	—	—	982,078
Internet Software & Services	1,123,983	—	—	1,123,983
Leisure Products	481,967	—	—	481,967
Life Sciences Tools & Services	279,071	—	—	279,071
Machinery	5,718,872	—	—	5,718,872
Marine	738,251	—	—	738,251
Media	2,214,628	—	—	2,214,628
Metals & Mining	3,039,959	—	—	3,039,959
Multiline Retail	912,464	—	—	912,464
Oil, Gas & Consumable Fuels	5,537,240	—	—	5,537,240
Paper & Forest Products	1,663,561	—	—	1,663,561
Personal Products	87,753	—	—	87,753
Pharmaceuticals	675,439	—	—	675,439
Professional Services	2,516,973	—	—	2,516,973
Real Estate Management & Development	462,003	—	—	462,003
Road & Rail	2,410,526	—	—	2,410,526
Semiconductors & Semiconductor Equipment	4,825,906	—	—	4,825,906
Software	852,328	—	—	852,328
Specialty Retail	5,641,904	—	—	5,641,904
Technology Hardware, Storage & Peripherals	1,123,476	—	—	1,123,476
Textiles, Apparel & Luxury Goods	1,382,569	—	—	1,382,569
Thrifts & Mortgage Finance	4,095,833	—	—	4,095,833
Tobacco	218,454	—	—	218,454
Trading Companies & Distributors	2,130,299	—	—	2,130,299
Transportation Infrastructure	61,876	—	—	61,876
Water Utilities	44,734	—	—	44,734
Wireless Telecommunication Services	826,694	—	—	826,694
Total Common Stocks	$145,868,819	$—	$—	$145,868,819
Convertible Bond	—	108	—	108
Mutual Fund	282,145	—	—	282,145
Repurchase Agreement	—	4,660,452	—	4,660,452
Right	—	—	29,355	29,355
Warrants	—	—	—	—
Total	$146,150,964	$4,660,560	$29,355	$150,840,879

141

Notes to Financial Statements (Continued)

October 31, 2015

Equity Income

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$495,606,153	$—	$—	$495,606,153
Exchange Traded Fund	3,354,950	—	—	3,354,950
Mutual Fund	908,637	—	—	908,637
Repurchase Agreement	—	15,008,784	—	15,008,784
Total	$499,869,740	$15,008,784	$—	$514,878,524

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2015, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Global Equity

	Common Stocks	Total
Balance as of 10/31/14	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	(14,303)	(14,303)
Change in Unrealized Appreciation/(Depreciation)	(445,722)	(445,722)
Purchases*	—	—
Sales	(35,379)	(35,379)
Transfers Into Level 3	511,719	511,719
Transfers Out of Level 3	—	—
Balance as of 10/31/15	$16,315	$16,315
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 10/31/15**	$(445,722)	$(445,722)

U.S. Small Cap Value

	Common Stocks	Rights	Total
Balance as of 10/31/14	$1,288	$29,355	$30,643
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	3,576	—	3,576
Change in Unrealized Appreciation/(Depreciation)	(1,288)	—	(1,288)
Purchases*	—	—	—
Sales	(3,576)	—	(3,576)
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 10/31/15	$—	$29,355	$29,355
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 10/31/15**	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

142

Notes to Financial Statements (Continued)

October 31, 2015

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

Global Equity is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). Global Equity entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to manage foreign currency exchange risk, and to gain exposure to certain foreign currencies without purchasing securities denominated in that foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

Global Equity’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

Nationwide Fund is subject to equity price risk in the normal course of pursuing its objective(s). Nationwide Fund entered into financial futures contracts (“futures contracts”) to enable the Fund to more closely approximate the performance of its benchmark indices or for tactical hedging purposes. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made

143

Notes to Financial Statements (Continued)

October 31, 2015

each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2015

Nationwide Fund

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$1,017,943
Total		$1,017,943
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

Global Equity

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation from forward foreign currency contracts	$221,869
Total		$221,869
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation from forward foreign currency contracts	$(228,635)
Total		$(228,635)

144

Notes to Financial Statements (Continued)

October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2015

Nationwide Fund

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,177,698
Total	$1,177,698

Global Equity

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$571,362
Total	$571,362

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2015

Nationwide Fund

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$650,682
Total	$650,682

Global Equity

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(352,031)
Total	$(352,031)

Information about derivative instruments reflected as of October 31, 2015 is generally indicative of the type of derivative instruments used for Nationwide Fund and Global Equity for the year ended October 31, 2015. The number of futures contracts held by Nationwide Fund as of October 31, 2015 is generally indicative of the volume for the year ended October 31, 2015.

The number of forward foreign currency contracts held by Global Equity as of October 31, 2015 is generally indicative of the volume for the year ended October 31, 2015.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At October 31, 2015, Nationwide Fund has entered into futures contracts and Global Equity has entered into forward foreign currency contracts. These futures and forward foreign currency contracts do not provide for netting arrangements.

(e)	Securities Lending

During the year ended October 31, 2015, Nationwide Fund, Global Equity, Small Company Growth, U.S. Small Cap Value, and Equity Income entered into securities lending transactions. To generate additional income, the Funds

145

Notes to Financial Statements (Continued)

October 31, 2015

lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. The Securities Lending Agency Agreement can be terminated by a Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Funds receive payments from BBH equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Institutional Money Market Fund, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2015, the Securities Lending Agreement does not permit the Funds to enforce a netting arrangement.

(f)	Joint Repurchase Agreement

During the year ended October 31, 2015, Nationwide Fund, Global Equity, Small Company Growth, U.S. Small Cap Value, and Equity Income along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and

146

Notes to Financial Statements (Continued)

October 31, 2015

the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2015, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $229,801,150, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $234,396,000.

At October 31, 2015, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Nationwide Fund	BNP Paribas Securities Corp.	$7,540,137	$—	$7,540,137	$(7,540,137)	$—
Global Equity	BNP Paribas Securities Corp.	93,802	—	93,802	(93,802)	—
Small Company Growth	BNP Paribas Securities Corp.	825,082	—	825,082	(825,082)	—
U.S. Small Cap Value	BNP Paribas Securities Corp.	4,660,452	—	4,660,452	(4,660,452)	—
Equity Income	BNP Paribas Securities Corp.	15,008,784	—	15,008,784	(15,008,784)	—

Amounts designated as “—” are zero.

*	At October 31, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual

147

Notes to Financial Statements (Continued)

October 31, 2015

composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investments transaction in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2015 are primarily attributable to partnership distributions, passive foreign investment company income, foreign currency gains and losses, non-deductible offering costs, distribution redesignation, paydown losses, tax returns of capital, REIT returns of capital dividends, long term distributions from REITs, capital loss carryforward expired, net operating losses utilized, and adjustments related to merger transactions. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended October 31, 2015 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Nationwide Fund	$306,062	$(113,598)	$(192,464)
Diverse Managers	(7,127)	63,853	(56,726)
Global Equity	—	612,482	(612,482)
Growth	—	27,840	(27,840)
Mid Cap Value	(5,810)	4,591	1,219
Small Company Growth	—	452,973	(452,973)
U.S. Small Cap Value	(604)	37,428	(36,824)
Equity Income	1,741,439	(793,896)	(947,543)

Amounts designated as “—” are zero or have been rounded to zero.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

148

Notes to Financial Statements (Continued)

October 31, 2015

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser for each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2015, the subadvisers for each Fund were as follows:

Fund	Subadviser
Nationwide Fund	HighMark Capital Management, Inc.
Diverse Managers	Ariel Investments, LLC
Garcia Hamilton & Associates, L.P.
Herndon Capital Management, LLC (“Herndon”)
Strategic Global Advisors, LLC
Global Equity	UBS Global Asset Management (Americas) Inc.
Growth	Boston Advisors, LLC
Mid Cap Value	Herndon
Small Company Growth	Brown Capital Management LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Equity Income	Ziegler Capital Management, LLC

149

Notes to Financial Statements (Continued)

October 31, 2015

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2015, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide Fund	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
Diverse Managers	Up to $300 million	0.60%
	$300 million up to $450 million	0.58%
	$450 million up to $1 billion	0.56%
	$1 billion and more	0.52%
Global Equity	Up to $250 million	0.75%
	$250 million to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	On $1 billion and more	0.65%
Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
Mid Cap Value	Up to $250 million	0.75%
	$250 million to $500 million	0.70%
	On $500 million and more	0.675%
Small Company Growth(a)	Up to $500 million	0.84%
	On $500 million and more	0.79%
U.S. Small Cap Value(a)	Up to $500 million	0.90%
	On $500 million and more	0.85%
Equity Income	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	On $500 million and more	0.45%
(a)	For the period from May 1, 2015 through October 31, 2015.

Prior to May 1, 2015, under the terms of the Investment Advisory Agreement, Small Company Growth and U.S. Small Cap Value paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Small Company Growth	Up to $500 million	0.90%
	On $500 million and more	0.85%
U.S. Small Cap Value	Up to $500 million	0.95%
	On $500 million and more	0.90%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.045% of investment advisory fees of the Nationwide Fund until February 28, 2017. During the period ended October 31, 2015, the waiver of such investment advisory fees by NFA amounted to $227,669, for which NFA shall not be entitled to later seek recoupment.

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Notes to Financial Statements (Continued)

October 31, 2015

Due to a reduction in the subadvisory fees payable by NFA with respect to Nationwide Fund, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $208,152, for which NFA shall not be entitled to later seek recoupment.

For the year ended October 31, 2015, the effective advisory fee rates before and after contractual advisory fee waivers were as follows:

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers
Nationwide Fund	0.58%	0.53%
Diverse Managers	0.60	N/A
Global Equity	0.75	N/A
Growth	0.60	N/A
Mid Cap Value	0.75	N/A
Small Company Growth	0.85	N/A
U.S. Small Cap Value	0.93	N/A
Equity Income	0.51	N/A

N/A — Not Applicable.

*	Please see below for additional information regarding contractual waivers.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2016.

Fund	Classes	Amount (annual rate)
Diverse Managers	All Classes	0.84%
Global Equity	All Classes	0.95
Growth	All Classes	0.65
Mid Cap Value	All Classes	0.95
Small Company Growth	All Classes	0.94
U.S. Small Cap Value	All Classes	1.09

The Trust and NFA have entered into a written Expense Limitation Agreement that limit Nationwide Fund’s and Equity Income’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in

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Notes to Financial Statements (Continued)

October 31, 2015

connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Funds business) from exceeding the amounts listed in the table below.

Fund	Class A	Class C	Class R	Institutional Service Class	Institutional Class
Nationwide Fund(a)	0.96%	N/A	N/A	N/A	N/A
Equity Income(b)	1.15	1.75%	N/A	0.90%	0.75%

N/A — Not Applicable.

(a)	Pursuant to an amendment to the Expense Limitation Agreement, Nationwide Fund was added to the agreement effective October 12, 2015 until October 12, 2017.

(b)	Effective until February 29, 2016.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2015, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Fund are:

Fund	Fiscal Year 2013 Amount		Period Ended July 31, 2014(a)	Fiscal Year 2014 Amount		Fiscal Year 2015 Amount	Total
Nationwide Fund	N/A		N/A	N/A		—	—
Diverse Managers	N/A		N/A	$107,574	(b)	$156,070	$263,644
Global Equity	$281,150	(c)	N/A	148,288		121,423	550,861
Growth	529,143		N/A	484,482		449,982	1,463,607
Mid Cap Value	N/A		N/A	81,869	(d)	217,355	299,224
Small Company Growth	179,353		N/A	153,973		97,176	430,502
U.S. Small Cap Value	73,081		N/A	54,458		6,569	134,108
Equity Income	N/A		$45	—	(e)	—	45

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from September 16, 2013 through July 31, 2014.

(b)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(c)	For the periods from November 19, 2012 through June 30, 2013 and July 1, 2013 through October 31, 2013, the cumulative potential reimbursements amounted to $159,353 and $121,797, respectively.

(d)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014

(e)	For the period from August 1, 2014 through October 31, 2014.

During the year ended October 31, 2015, no amounts were reimbursed by the Funds to NFA pursuant to the Expense Limitation Agreement.

152

Notes to Financial Statements (Continued)

October 31, 2015

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2015, NFM earned $1,074,283 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2015, the Funds’ aggregate portion of such costs amounted to $7,666.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)
Nationwide Fund	0.25%	1.00%	0.50%
Diverse Managers	N/A	N/A	N/A
Global Equity	0.25%	1.00%	N/A
Growth	0.25%	1.00%	0.50%
Mid Cap Value	0.25%	1.00%	N/A
Small Company Growth	0.25%	N/A	N/A
U.S. Small Cap Value	0.25%	1.00%	N/A
Equity Income	0.25%	1.00%	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.

(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

153

Notes to Financial Statements (Continued)

October 31, 2015

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Nationwide Fund, Global Equity, Growth, Mid Cap Value, Small Company Growth, U.S. Small Cap Value and Equity Income Class A sales charges range from 0.00% to 5.75% based on the amount of the purchase. During the year ended October 31, 2015, the Funds imposed front-end sales charges of $205,855. From these fees, NFD retained a portion amounting to $28,103.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 1.00% for Nationwide Fund, Global Equity, Growth, Small Company Growth, U.S. Small Cap Value and Equity Income. Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2015, the Funds imposed CDSCs of $802. NFD retained all of the CDSCs imposed by the Funds.

A Fund may retain all or a portion of the sales charges.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2015, the effective rates for administrative services fees paid by the Funds were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Nationwide Fund	0.04%	0.07%	0.25%	0.07%
Diverse Managers	N/A	N/A	N/A	—
Global Equity	0.15	0.18	N/A	0.10
Growth	0.06	0.11	0.19	0.23
Mid Cap Value	—	—	N/A	—
Small Company Growth	0.15	N/A	N/A	0.25
U.S. Small Cap Value	0.12	0.10	N/A	0.25
Equity Income	0.08	0.07	N/A	0.11

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

154

Notes to Financial Statements (Continued)

October 31, 2015

For the year ended October 31, 2015, each Fund’s total administrative services fees were as follows:

Fund	Amount
Nationwide Fund	$567,724
Diverse Managers	—
Global Equity	97,612
Growth	74,560
Mid Cap Value	71
Small Company Growth	160,315
U.S. Small Cap Value	349,536
Equity Income	35,721

Amount designated as “—” is zero or has been rounded to zero.

As of October 31, 2015, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Nationwide Fund	34.60%
Diverse Managers	99.66
Global Equity	0.20
Growth	11.55
Mid Cap Value	98.80
Small Company Growth	96.91
U.S. Small Cap Value	74.54
Equity Income	92.13

4.  Line of Credit and Earnings Credit

Effective July 16, 2015, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the year ended October 31, 2015, the Funds had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

155

Notes to Financial Statements (Continued)

October 31, 2015

5.  Investment Transactions

For the year ended October 31, 2015, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Nationwide Fund	$637,696,154	$678,837,180
Diverse Managers	10,421,091	9,759,904
Global Equity	27,687,369	41,578,155
Growth	204,743,817	209,239,853
Mid Cap Value	2,259,175	2,193,369
Small Company Growth	15,331,877	24,839,362
U.S. Small Cap Value	40,984,943	49,493,180
Equity Income	392,210,092	243,461,224
*	Includes purchases and sales of long-term U.S. Government securities, if any.

For the year ended October 31, 2015, purchases and sales of U.S. Government securities (including short-term securities) were as follows:

Fund	Purchases	Sales
Diverse Managers	$1,301,495	$2,060,060

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the

156

Notes to Financial Statements (Continued)

October 31, 2015

Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds’ financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the impact ASU 2015-07 will have on the Funds financial statement disclosures.

9.  Other

As of October 31, 2015, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Nationwide Fund	29.31%	2	(a)
Diverse Managers	97.78	1	(a)
Global Equity	54.41	1
Growth	—	—
Mid Cap Value	92.89	1	(a)
Small Company Growth	93.33	2	(a)
U.S. Small Cap Value	68.00	2	(a)
Equity Income	39.23	3	(a)

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized

157

Notes to Financial Statements (Continued)

October 31, 2015

gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the year ended October 31, 2015, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Nationwide Fund	$173,850
Diverse Managers	1,588
Global Equity	—
Growth	—
Mid Cap Value	327
Small Company Growth	11,954
U.S. Small Cap Value	—
Equity Income	26,849

Amounts designated as “—” are zero or have been rounded to zero.

11.  In-Kind Subscription

Under certain circumstances, and when considered to be in the best interest of a fund, a fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended October 31, 2015, Small Company Growth accepted an in-kind subscription in an amount equal to $167,271,440.

12.  Reorganization

Equity Income commenced operations on September 16, 2013 as a result of a tax free reorganization in which Equity Income acquired all of the assets, subject to all liabilities and obligations of the Predecessor Fund. Class A and Class B, Class C, and Fiduciary Class shareholders of the Predecessor Fund received Class A, Class C and Institutional Service Class shares, respectively, of Equity Income with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the Predecessor Fund immediately prior to the reorganization. The Predecessor Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of Equity Income reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the reorganization is reflected in the Equity Income’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in Equity Income as noted below.

Fund/Class	Shares	Value
Equity Income
Class A	1,623,257	$19,191,933
Class B*	85,852	1,017,947
Class C	426,237	5,007,174
Institutional Service Class**	692,778	8,219,255
*	Effective September 16, 2013, Class B Shares were converted into Class A Shares. See Statements of Changes in Net Assets for additional information.

**	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Class Shares.

158

Notes to Financial Statements (Continued)

October 31, 2015

13.  Merger

At close of business on October 9, 2015, Nationwide Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide HighMark Value Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 10, 2015. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 4,816,605 shares of the Acquiring Fund, valued at $103,964,495, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $98,308,418 and identified cost of $94,247,678 at October 9, 2015, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $854,000,295. The net assets of the Acquiring Fund immediately following the acquisition were $957,964,790. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A, Class C, and Institutional Service Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Institutional Class shares of the Target Fund received a number of shares proportional to their ownership of Institutional Service Class of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide HighMark Value Fund				$4,060,740
Class A	5,387,399	$67,107,918	$12.4565
Class C	237,231	2,797,805	11.7936
Institutional Service Class	2,713,901	34,017,486	12.5345
Institutional Class	3,294	41,286	12.5331
Acquiring Fund
Nationwide Fund				$71,677,188
Class A	3,466,579	$75,314,835	$21.7260
Class C	100,881	2,057,810	20.3983
Class R	2,575	54,857	21.3073
Institutional Service Class	36,267,432	776,572,793	21.4124
After Reorganization
Nationwide Fund				$75,737,928
Class A	6,555,419	$142,422,753	$21.7260
Class C	238,041	4,855,615	20.3983
Class R	2,575	54,857	21.3073
Institutional Service Class	37,858,037	810,631,565	21.4124

The following pro forma information for the year ended October 31, 2015 is provided as though the reorganization had been completed on November 1, 2014, the beginning of the annual reporting period for the Fund:

●	Net investment income $13,503,271;
●	Net gain on investments $79,906,592;

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Notes to Financial Statements (Continued)

October 31, 2015

●	Net change in unrealized appreciation/(depreciation) $(56,556,825); and
●	Net increase in net assets resulting from operations $36,853,038.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since October 9, 2015.

14.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide Fund	$12,120,544	$—	$12,120,544	$—	$12,120,544
Diverse Managers	301,991	—	301,991	—	301,991
Global Equity	1,232,232	—	1,232,232	—	1,232,232
Growth	18,383,724	21,604,282	39,988,006	—	39,988,006
Mid Cap Value	23,597	—	23,597	—	23,597
Small Company Growth	2,219,140	4,732,320	6,951,460	—	6,951,460
U.S. Small Cap Value	832,248	18,216,756	19,049,004	—	19,049,004
Equity Income	13,847,697	2,394,639	16,242,336	—	16,242,336
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the periods ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide Fund	$9,650,300	$—	$9,650,300	$—	$9,650,300
Diverse Managers(a)	45,880	—	45,880	—	45,880
Global Equity	1,763,302	—	1,763,302	—	1,763,302
Growth	739,505	15,308,990	16,048,495	—	16,048,495
Small Company Growth	2,735	151,085	153,820	—	153,820
U.S. Small Cap Value	191,522	7,766,231	7,957,753	—	7,957,753
Equity Income(b)	380,454	—	380,454	—	380,454
(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(b)	For the period August 1, 2014 through October 31, 2014.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Equity Income	$2,693,194	$—	$2,693,194	$—	$2,693,194
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

160

Notes to Financial Statements (Continued)

October 31, 2015

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Nationwide Fund	$2,181,659	$23,526,504	$25,708,163	$—	$—	$96,843,380	$122,551,543
Diverse Managers	50,172	—	50,172	—	(142,839)	(536,614)	(629,281)
Global Equity	370,530	—	370,530	—	(9,719,431)	3,854,621	(5,494,280)
Growth	333,232	9,490,517	9,823,749	—	—	31,713,482	41,537,231
Mid Cap Value	39,983	—	39,983	—	(216,761)	(233,819)	(410,597)
Small Company Growth	228,032	4,152,876	4,380,908	—	—	(437,931)	3,942,977
U.S. Small Cap Value	1,366,880	11,318,799	12,685,679	—	—	14,282,862	26,968,541
Equity Income	47,464	7,831,639	7,879,103	—	(1,864,802)	10,842,565	16,856,866
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

Amounts designated as “—” are zero or have rounded to zero.

As of October 31, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Fund	$864,310,770	$115,330,409	$(18,480,454)	$96,849,955
Diverse Managers	16,412,297	954,716	(1,491,091)	(536,375)
Global Equity	59,858,523	11,238,277	(7,360,473)	3,877,804
Growth	188,691,843	36,755,005	(5,041,523)	31,713,482
Mid Cap Value	4,701,880	333,387	(567,206)	(233,819)
Small Company Growth	186,524,981	11,561,153	(11,999,084)	(437,931)
U.S. Small Cap Value	136,558,017	33,790,608	(19,507,746)	14,282,862
Equity Income	504,035,959	38,805,234	(27,962,669)	10,842,565

As of October 31, 2015, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Diverse Managers	$142,839	Unlimited
Global Equity	9,719,431	2017
Mid Cap Value	216,761	Unlimited
Equity Income*	1,610,339	2016
Equity Income*	254,463	2017
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

161

Notes to Financial Statements (Continued)

October 31, 2015

During the year ended October 31, 2015, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Nationwide Fund	$37,447,659	$2,031,836
Global Equity	2,593,097	—
Equity Income	2,586,174	—

Amounts designated as “—” are zero or have rounded to zero.

15.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

162

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Fund, Nationwide Diverse Managers Fund, Nationwide Global Equity Fund, Nationwide Growth Fund, Nationwide Herndon Mid Cap Value Fund, Nationwide Small Company Growth Fund, Nationwide U.S. Small Cap Value Fund and Nationwide Ziegler Equity Income Fund (eight series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Nationwide Ziegler Equity Income Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on the statement and financial highlights.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

163

Supplemental Information

October 31, 2015 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the taxable year ended October 31, 2015, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Nationwide Fund	100.00%
Diverse Managers	29.01
Global Equity	42.84
Growth	12.32
Mid Cap Value	100.00
Small Company Growth	13.02
U.S. Small Cap Value	100.00
Equity Income	98.17

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Growth	$21,604,282
Small Company Growth	4,732,320
U.S. Small Cap Value	18,216,756
Equity Income	2,394,639

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2015, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Global Equity	$1,018,836	$0.2356

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2015, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Global Equity	$89,844	$0.0208

164

Management Information

October 31, 2015

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, and other directorships or trusteeships they have held during the past five years in any publicly-traded company or registered investment company are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	119	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

165

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	119	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	119	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

166

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	119	None

167

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119	Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare Foundation (non-profit foundation) since 2009.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

168

Management Information (Continued)

October 31, 2015

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)

Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007.
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2] and NWD Investments[2].
Jennifer T. Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President, Nationwide Funds Marketing for NFS.[2] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[2] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[2]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

169

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

170

Market Index Definitions (con’t.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

171

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

172

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

173

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadvisor: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadvisor manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadvisor.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

174

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2016

AR-CORE 12/15

Annual Report

October 31, 2015

Nationwide Mutual Funds

Equity Funds

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide HighMark Large Cap Core Equity Fund

Nationwide HighMark Small Cap Core Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2015

Dear Investor,

You’ve mapped out an investment plan and begun to make progress toward your future goals, such as retirement. Yet, you may be tempted to stop moving forward or change direction when you hear news of difficult economic conditions. Perhaps you questioned your financial plan during the market correction that occurred this past August or in response to conflicting reports about rising interest rates.

While headlines may be confusing or even frightening, they should not serve as the basis for investment decisions. Long-term goals don’t change just because the market does, and it’s important to remain calm and focused on your future as market noise intensifies during periods of volatility. We urge you to talk with your financial advisor regularly to discuss why you shouldn’t allow transitory economic sound bites to discourage you from climbing closer to your goals.

This report brings you a snapshot of recent market trends and your Fund’s performance for the annual reporting period ended October 31, 2015, including your Fund’s specific holdings. For the fiscal year of November 1, 2014 through October 31, 2015, the broad U.S. stock market, as measured by the S&P 500® Index, reported a 5.20% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 1.96% for the same period. (Please turn to the Economic Review for a more detailed account of the economic trends that prevailed during your Fund’s annual reporting period.)

As you review this report and future reports, remember to evaluate your progress within the context of your holistic plan. Opportunities are inherent to most market cycles, and we urge investors to seek them with a long-term perspective and a sound asset allocation strategy.

Please know that we are here for the long term, poised to help you with your financial goals, such as preparing for your retirement. As always, thank you for your investment in the Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2015, most asset classes produced a positive investment return. Domestic equities rallied, with the S&P 500® Index delivering a 5.20% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively weak during the reporting period, with the MSCI EAFE® Index registering -0.07% and the MSCI Emerging Markets® Index -14.53%, as investors reacted to worries about global growth. Emerging markets were particularly hard hit, as China’s economy experienced a slowdown and investors considered the implication of a rising U.S. dollar as well as the potential for higher interest rates. Fixed-income investment returns were mixed during the reporting period, driven by lower long-term interest rates and offset by widening credit spreads, particularly in the high-yield market.

In the United States, equity markets managed to gain despite volatile gross domestic product (GDP) growth, sluggish earnings growth and uncertainty about the timing of the Federal Reserve’s initial interest rate hike. GDP growth came in at 0.6% for the first calendar quarter of 2015 before accelerating to 3.9% in the second quarter and falling to 1.5% in the third quarter. Given the uneven growth and uncertain conditions in the international markets during the reporting period, the Fed did not act to raise rates, yet Fed officials suggested that the federal funds rate would rise in the near future. Long-term Treasury yields fell during the reporting period but short-term rates rose, with the two-year yield higher by 0.27%.

The S&P 500 Index produced positive performance in six of the 12 months of the reporting period. The weakest month was August 2015, with the Index registering -6.03%, but the brief downturn was more than offset by the Index’s 8.44% return in October 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were consumer discretionary, up 21.1%; and information technology, up 11.2%. These two sectors benefited from relatively strong earnings growth as well as merger-and-acquisition activity. The weakest sectors were energy, down 19.3%; and materials, down 4.6%. Both sectors reacted negatively to the period’s substantial decline in commodity prices.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks slightly outperforming small-cap stocks, and growth outperforming value.

U.S. economic activity was volatile during the reporting period, yet an expected 2.5% economic growth rate for calendar year 2015 would be the strongest since 2006. Inflation was extremely low during the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to significant declines in the prices of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.7% to 5.0%.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance experienced throughout the economic recovery during the past several years. The S&P 500 Index outperformed the MSCI EAFE Index in six of the past eight quarters, and in 17 of the 26 quarters since the market bottom in 2009, the performance gap was relatively narrow. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

2

Economic Review (Con’t.)

Performance in the fixed-income markets during the reporting period was driven by a decline in interest rates that served to offset a widening in credit spreads. Long-term Treasury yields fell slightly from 2.31% to 2.14% during the reporting period.

3

Fund Commentary	Nationwide Bailard Cognitive Value Fund

For the annual period ended October 31, 2015, the Nationwide Bailard Cognitive Value Fund (Class M) returned 0.44% versus -2.88% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 306 funds as of October 31, 2015) was -1.10% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The subadvisor utilizes a proprietary multifactor model, the Behavioral Ranking Model (BRM). There are two primary determinants of the Fund’s relative performance. One is how well the subadviser’s multifactor Behavioral Ranking Model (BRM) is working, and the other is how successfully the model’s signals are translated into Fund performance.

For the reporting period, the model’s results were good, outperforming both the index and the average Morningstar competitor, and winning seven out of the 12 months against competitors, and 10 of 12 months against the Index.

Beginning in the first quarter of calendar year 2015, the annual portfolio turnover rate of the Fund was reduced. Modifications to the BRM model were made to optimize its alpha potential at this new, lower turnover rate, though the difference between theoretical performance and realizable performance are still broader than the Fund’s portfolio management team would like. Adjustments are ongoing, but so far, the transition to lower portfolio turnover has been a success.

Ideally, the Fund would make no sector or subsector bets at all, as we believe that the stock selection holds much greater potential for excess return, and that effort on the margin is better spent on improving stock selection than in attempting sector rotation. Unfortunately, tracking error without making sector bets tends to max out at around 4.5%, below the typical small cap value managers’ 6.5% tracking error.

As a result, we optimize to 24 economic subsectors, allowing up to +/-2% deviation from the average small cap value competitor’s weight in each. Stock selection then overweights or underweights each subsector depending upon the abundance or scarcity of high BRM scores within. Because we are making sector bets by default and not conscious choice, which sectors happened to outperform or underperform is strictly a byproduct of overall BRM efficacy and our ability to capture that in the portfolio.

For the reporting period, an underweight to energy and an overweight to insurance were the largest allocation performance contributors versus the index. Net 1 UEPS Technologies and Selective Insurance Group Inc. were the largest individual stock performance contributors. In Net 1 UEPS Technologies’ case this was due to a string of positive earnings surprises, and in Selective Insurance Group’s case, due to successful rate increases combined with favorable claims outcomes.

For the reporting period, an overweight to materials and an underweight to pharmaceuticals and biotechnology were the biggest allocation performance detractors versus the index. Strattec Security Corp. and PharMerica Corp. were the largest performance detractors from individual stocks. In Strattec Security’s case this was due to sharply lower earnings expectations. In PharMerica’s case this was due to declining earnings coupled with extended valuation measures.

Subadviser:

Bailard, Inc.

Portfolio Manager:

Thomas J. Mudge III

The Fund is subject to the risks of investing in equity securities (including small and micro-cap companies). Value funds may underperform other funds that use different investing styles. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Bailard Cognitive Value Fund

Asset Allocation†

Common Stocks	91.1%
Exchange Traded Funds	7.4%
Repurchase Agreement	0.9%
Mutual Fund	0.1%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries††

Banks	12.3%
Machinery	9.0%
Insurance	7.9%
Electronic Equipment, Instruments & Components	7.6%
Equity Fund	7.4%
Real Estate Investment Trusts (REITs)	5.6%
Information Technology Services	4.6%
Electric Utilities	3.6%
Specialty Retail	3.6%
Chemicals	3.2%
Other Industries*	35.2%
100.0%

Top Holdings††

Vanguard Small-Cap Value ETF	2.7%
iShares Russell 2000 Value ETF	2.7%
First Defiance Financial Corp.	2.7%
United Fire Group, Inc.	2.5%
MainSource Financial Group, Inc.	2.5%
Net 1 UEPS Technologies, Inc.	2.5%
Mercer International, Inc.	2.3%
Selective Insurance Group, Inc.	2.3%
Douglas Dynamics, Inc.	2.3%
Central Pacific Financial Corp.	2.2%
Other Holdings*	75.3%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Class M) returned 0.44%, outperforming its benchmark by 3.32% and the Lipper peer category median by 1.54%

•	An underweight to energy and an overweight to insurance were the largest allocation performance contributors versus the Index

•	An overweight to materials and an underweight to pharmaceuticals and biotechnology were the biggest allocation performance detractors versus the Index

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

5

Fund Performance	Nationwide Bailard Cognitive Value Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	0.10%	11.65%	6.83%	N/A
	w/ SC3	(5.68)%	10.39%	6.23%	N/A
Class C1	w/o SC2	(0.56)%	10.93%	6.15%	N/A
	w/ SC4	(1.56)%	N/A	N/A	N/A
Class M1,5		0.44%	12.07%	7.23%	N/A
Institutional Service Class[1,5,6]		0.61%	12.02%	7.18%	N/A
Institutional Class[5]		0.51%	N/A	N/A	6.78%	[7]
Russell 2000® Value Index		(2.88)%	10.53%	6.19%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.35%	1.35%
Class C	2.11%	2.09%
Class M	1.02%	1.02%
Institutional Service Class	1.09%	1.09%
Institutional Class	1.02%	1.02%

^	Current effective prospectus dated March 1, 2015 (as revised May 1,2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	Nationwide Bailard Cognitive Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Cognitive Value Fund versus the Russell 2000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Cognitive Value Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Bailard Cognitive Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Cognitive Value Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	994.20	6.99	1.39
	Hypothetical	(a)(b)	1,000.00	1,018.20	7.07	1.39
Class C Shares	Actual	(a)	1,000.00	992.20	10.34	2.06
	Hypothetical	(a)(b)	1,000.00	1,014.82	10.46	2.06
Class M Shares	Actual	(a)	1,000.00	997.00	4.78	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95
Institutional Service Class Shares	Actual	(a)	1,000.00	996.90	4.98	0.99
	Hypothetical	(a)(b)	1,000.00	1,020.21	5.04	0.99
Institutional Class Shares	Actual	(a)	1,000.00	997.00	4.78	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2015

Nationwide Bailard Cognitive Value Fund

Common Stocks 91.1%

	Shares	Market Value

Aerospace & Defense 1.6%
Breeze-Eastern Corp.*	45,900	$936,360
National Presto Industries, Inc. (a)	4,700	413,835

		1,350,195

Air Freight & Logistics 0.2%
Air T, Inc.*	9,000	195,840

Auto Components 0.9%
Cooper Tire & Rubber Co.	18,400	768,936

Banks 12.3%
Access National Corp.	15,180	314,074
Central Pacific Financial Corp.	83,800	1,873,768
Financial Institutions, Inc.	36,900	963,828
First Busey Corp.	58,658	1,224,193
Heartland Financial USA, Inc.	21,500	792,060
MainSource Financial Group, Inc.	96,869	2,096,245
Peapack Gladstone Financial Corp.	19,351	437,526
Seacoast Banking Corp. of Florida*	22,200	343,656
Sierra Bancorp	33,510	543,197
Suffolk Bancorp	18,098	540,949
TriCo Bancshares	20,504	540,486
United Community Banks, Inc.	35,800	721,728

		10,391,710

Biotechnology 0.3%
Enzon Pharmaceuticals, Inc.	130,278	85,983
PDL BioPharma, Inc. (a)	34,300	157,094

		243,077

Capital Markets 1.1%
Monroe Capital Corp. (a)	61,309	907,373

Chemicals 3.1%
Chase Corp.*	17,270	766,961
Core Molding Technologies, Inc.*	15,624	313,105
Innospec, Inc.	21,300	1,176,612
Tredegar Corp.	28,821	410,987

		2,667,665

Commercial Services & Supplies 1.7%
ACCO Brands Corp.*	52,900	426,903
Ennis, Inc.	37,578	752,687
TRC Cos., Inc.*	26,800	276,844

		1,456,434

Distributors 0.1%
Weyco Group, Inc.	3,500	99,365

Electric Utilities 3.6%
El Paso Electric Co.	10,900	421,503
PNM Resources, Inc.	48,700	1,369,444
Portland General Electric Co.	33,300	1,234,764

		3,025,711

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 7.6%
Anixter International, Inc.*	3,000	$205,740
Benchmark Electronics, Inc.*	15,800	312,524
Celestica, Inc.*	42,900	481,338
Insight Enterprises, Inc.*	69,500	1,765,300
Kimball Electronics, Inc.*	64,256	731,876
Multi-Fineline Electronix, Inc.*	56,080	1,041,966
Sanmina Corp.*	45,900	948,753
Wayside Technology Group, Inc.	52,663	960,047

		6,447,544

Energy Equipment & Services 2.2%
Atwood Oceanics, Inc. (a)	24,500	405,475
Bristow Group, Inc.	16,500	573,045
Forum Energy Technologies, Inc.*	9,200	121,900
Gulf Island Fabrication, Inc.	11,200	113,232
Helix Energy Solutions Group, Inc.*	15,900	91,902
Matrix Service Co.*	15,600	354,120
Oil States International, Inc.*	3,300	99,033
Tidewater, Inc. (a)	7,600	93,860

		1,852,567

Food & Staples Retailing 0.6%
Weis Markets, Inc.	12,300	506,022

Food Products 0.6%
John B. Sanfilippo & Son, Inc.	7,300	472,456

Health Care Equipment & Supplies 2.3%
FONAR Corp.*	82,083	1,432,348
Utah Medical Products, Inc.	8,330	491,220

		1,923,568

Health Care Providers & Services 2.2%
Digirad Corp.	150,550	891,256
LifePoint Health, Inc.*	2,000	137,760
Magellan Health, Inc.*	4,600	245,640
National HealthCare Corp.	4,761	310,798
Select Medical Holdings Corp.	26,700	301,710

		1,887,164

Hotels, Restaurants & Leisure 2.2%
Ark Restaurants Corp.	15,024	355,468
Marriott Vacations Worldwide Corp.	11,800	759,920
RCI Hospitality Holdings, Inc.*	74,900	744,506

		1,859,894

Household Durables 1.3%
CSS Industries, Inc.	42,100	1,149,330

Information Technology Services 4.6%
NCI, Inc., Class A	98,794	1,535,259

9

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Net 1 UEPS Technologies, Inc.*	122,200	$2,081,066
Sykes Enterprises, Inc.*	8,700	252,300

		3,868,625

Insurance 7.9%
Employers Holdings, Inc.	57,400	1,519,378
HCI Group, Inc.	26,000	1,133,860
Selective Insurance Group, Inc.	52,800	1,926,672
United Fire Group, Inc.	56,524	2,102,128

		6,682,038

Machinery 8.9%
Crane Co.	10,300	542,192
Douglas Dynamics, Inc.	87,404	1,917,644
Eastern Co. (The)	28,500	477,945
Federal Signal Corp.	85,300	1,284,618
Kadant, Inc.	18,400	756,608
LS Starrett Co. (The), Class A	15,308	182,930
Lydall, Inc.*	19,600	670,908
Miller Industries, Inc.	63,326	1,436,234
Mueller Industries, Inc.	10,200	321,504

		7,590,583

Marine 1.4%
Costamare, Inc.	82,250	1,157,258

Media 0.7%
Entercom Communications Corp., Class A*	10,600	117,024
Saga Communications, Inc., Class A	10,500	451,710

		568,734

Metals & Mining 0.3%
Handy & Harman Ltd.*	11,600	275,500

Multi-Utilities 0.7%
NorthWestern Corp.	10,600	574,414

Oil, Gas & Consumable Fuels 1.3%
Alon USA Energy, Inc.	22,800	381,900
Earthstone Energy, Inc.*	19,388	268,718
Par Pacific Holdings, Inc.*	12,000	273,600
PBF Energy, Inc., Class A	6,100	207,400

		1,131,618

Paper & Forest Products 2.8%
Mercer International, Inc.	182,500	1,971,000
Schweitzer-Mauduit International, Inc.	10,600	411,492

		2,382,492

Professional Services 1.6%
Korn/Ferry International	37,848	1,376,532

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) 5.6%
Agree Realty Corp.	17,800	$576,364
Corporate Office Properties Trust	46,400	1,067,200
DCT Industrial Trust, Inc.	9,250	343,360
One Liberty Properties, Inc.	45,900	1,081,404
Post Properties, Inc.	15,700	937,918
PS Business Parks, Inc.	4,400	377,476
Urstadt Biddle Properties, Inc., Class A	16,912	339,931

		4,723,653

Road & Rail 0.6%
ArcBest Corp.	15,100	391,090
PAM Transportation Services, Inc.*	4,352	155,410

		546,500

Semiconductors & Semiconductor Equipment 1.8%
Advanced Energy Industries, Inc.*	24,200	684,376
Cascade Microtech, Inc.*	34,800	533,136
inTEST Corp.*	30,700	122,800
Pericom Semiconductor Corp.	10,000	174,500

		1,514,812

Software 1.6%
BSQUARE Corp.*	15,300	166,464
ePlus, Inc.*	14,220	1,200,452

		1,366,916

Specialty Retail 3.5%
Cato Corp. (The), Class A	38,900	1,468,864
Citi Trends, Inc.	46,625	1,238,826
Express, Inc.*	15,400	297,220

		3,004,910

Technology Hardware, Storage & Peripherals 0.4%
TransAct Technologies, Inc.	35,800	342,606

Textiles, Apparel & Luxury Goods 0.2%
Crown Crafts, Inc.	19,792	165,461

Thrifts & Mortgage Finance 2.6%
First Defiance Financial Corp.	58,525	2,241,508

Wireless Telecommunication Services 0.7%
Spok Holdings, Inc.	31,800	573,354

Total Common Stocks (cost $$71,531,081)		77,292,365

10

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard Cognitive Value Fund (Continued)

Exchange Traded Funds 7.4%

	Shares	Market Value

Equity Funds 7.4%
Guggenheim S&P Smallcap 600 Pure Value ETF	30,100	$1,737,676
iShares Russell 2000 Value ETF	23,700	2,253,159
Vanguard Small-Cap Value ETF	22,400	2,313,248

		6,304,083

Total Exchange Traded Funds (cost $5,905,783)		6,304,083

Mutual Fund 0.1%
Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	43,737	43,737

Total Mutual Fund (cost $43,737)		43,737

Repurchase Agreement 0.9%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $722,447, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $736,893. (c)(d)	$722,444	722,444

Total Repurchase Agreement (cost $722,444)		722,444

Total Investments (cost $78,203,045) (e) — 99.5%		84,362,629

Other assets in excess of liabilities — 0.5%		417,417

NET ASSETS — 100.0%		$84,780,046

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $747,856.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $766,181.
(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

Ltd.	Limited

REIT	Real Estate Investment Trust

The accompanying notes are integral part of these financial statements

11

Statement of Assets and Liabilities

October 31, 2015

Nationwide Bailard Cognitive Value Fund
Assets:
Investments, at value* (cost $77,480,601)	$83,640,185
Repurchase agreement, at value (cost $722,444)	722,444

Total Investments, at value (total cost $78,203,045)	84,362,629

Cash	1,208,348
Dividends receivable	53,805
Security lending income receivable	711
Receivable for investments sold	1,065,398
Receivable for capital shares issued	17,770
Prepaid expenses	23,464

Total Assets	86,732,125

Liabilities:
Payable for investments purchased	1,076,705
Payable for capital shares redeemed	16,500
Payable upon return of securities loaned (Note 2)	766,181
Accrued expenses and other payables:
Investment advisory fees	52,850
Fund administration fees	8,658
Distribution fees	505
Administrative servicing fees	146
Accounting and transfer agent fees	2,357
Trustee fees	200
Custodian fees	289
Compliance program costs (Note 3)	918
Professional fees	23,869
Printing fees	2,878
Other	23

Total Liabilities	1,952,079

Net Assets	$84,780,046

Represented by:
Capital	$79,135,025
Accumulated undistributed net investment income	323,838
Accumulated net realized losses from investments	(838,401)
Net unrealized appreciation/(depreciation) from investments	6,159,584

Net Assets	$84,780,046

*	Includes value of securities on loan of $747,856 (Note 2).

12

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Bailard Cognitive Value Fund
Net Assets:
Class A Shares	$825,797
Class C Shares	401,139
Class M Shares	83,363,710
Institutional Service Class Shares	177,910
Institutional Class Shares	11,490

Total	$84,780,046

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	68,051
Class C Shares	34,857
Class M Shares	6,876,502
Institutional Service Class Shares	14,655
Institutional Class Shares	948

Total	6,995,013

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.13
Class C Shares (b)	$11.51
Class M Shares	$12.12
Institutional Service Class Shares	$12.14
Institutional Class Shares	$12.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.87

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Bailard Cognitive Value Fund
INVESTMENT INCOME:
Dividend income	$1,776,887
Income from securities lending (Note 2)	27,672
Interest income	2,311
Foreign tax withholding	(10,506)

Total Income	1,796,364

EXPENSES:
Investment advisory fees	670,409
Fund administration fees	103,273
Distribution fees Class A	7,178
Distribution fees Class C	4,668
Administrative servicing fees Class A	3,078
Administrative servicing fees Class C	348
Registration and filing fees	40,757
Professional fees	29,359
Printing fees	4,486
Trustee fees	2,421
Custodian fees	3,255
Accounting and transfer agent fees	21,953
Other	6,137

Total Expenses	897,322

NET INVESTMENT INCOME	899,042

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(696,663)
Net change in unrealized appreciation/(depreciation) from investments	76,912

Net realized/unrealized losses from investments	(619,751)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$279,291

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Nationwide Bailard Cognitive Value Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$899,042	$109,978	$784,257
Net realized gains/(losses) from investments	(696,663)	2,313,232	10,481,797
Net change in unrealized appreciation/(depreciation) from investments	76,912	627,118	(922,140)

Change in net assets resulting from operations	279,291	3,050,328	10,343,914

Distributions to Shareholders From:
Net investment income:
Class A	(26,040)	—	(8,779)
Class C	—	—	(142,234)
Class M	(826,143)	—	(1,159,326)
Institutional Service Class (b)	(2,699)	—	(12,903)
Institutional Class	(107)	—	(129	)(c)
Net realized gains:
Class A	(481,293)	—	(204,658)
Class C	(54,812)	—	(2,644,093)
Class M	(9,435,498)	—	(17,530,044)
Institutional Service Class (b)	(30,785)	—	(246,368)
Institutional Class	(1,201)	—	(1,945	)(c)

Change in net assets from shareholder distributions	(10,858,578)	—	(21,950,479)

Change in net assets from capital transactions	967,899	(11,186,687)	17,352,778

Change in net assets	(9,611,388)	(8,136,359)	5,746,213

Net Assets:
Beginning of period	94,391,434	102,527,793	96,781,580

End of period	$84,780,046	$94,391,434	$102,527,793

Accumulated undistributed net investment income at end of period	$323,838	$212,829	$102,851

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$4,380,011	$775,793	$316,147
Dividends reinvested	494,962	—	187,155
Cost of shares redeemed	(5,442,718)	(79,599)	(413,516)

Total Class A Shares	(567,745)	696,194	89,786

Class C Shares (Note 11)
Proceeds from shares issued	105,110	503,538	15,698,391
Dividends reinvested	54,812	—	2,776,516
Cost of shares redeemed	(268,922)	(12,047,163)	(4,562,217)

Total Class C Shares	(109,000)	(11,543,625)	13,912,690

15

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class M Shares (Note 11)
Proceeds from shares issued	$7,529,992	$1,737,721	$7,493,203
Dividends reinvested	9,351,530	—	16,892,388
Cost of shares redeemed	(15,156,177)	(1,921,960)	(19,651,113)

Total Class M Shares	1,725,345	(184,239)	4,734,478

Institutional Service Class Shares (Note 11) (b)
Proceeds from shares issued	34,283	2,707	64,180
Dividends reinvested	29,448	—	234,018
Cost of shares redeemed	(145,740)	(157,724)	(1,694,448)

Total Institutional Service Class Shares	(82,009)	(155,017)	(1,396,250)

Institutional Class Shares
Proceeds from shares issued	—	—	10,000	(c)
Dividends reinvested	1,308	—	2,074	(c)
Cost of shares redeemed	—	—	—	(c)

Total Institutional Class Shares	1,308	—	12,074	(c)

Change in net assets from capital transactions	$967,899	$(11,186,687)	$17,352,778

16

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	331,178	57,271	23,095
Reinvested	42,634	—	15,020
Redeemed	(440,293)	(6,046)	(29,775)

Total Class A Shares	(66,481)	51,225	8,340

Class C Shares (Note 11)
Issued	8,975	39,115	1,069,693
Reinvested	4,956	—	232,150
Redeemed	(22,711)	(983,814)	(351,995)

Total Class C Shares	(8,780)	(944,699)	949,848

Class M Shares (Note 11)
Issued	611,285	129,622	548,913
Reinvested	807,521	—	1,360,746
Redeemed	(1,235,043)	(141,931)	(1,436,347)

Total Class M Shares	183,763	(12,309)	473,312

Institutional Service Class Shares (Note 11) (b)
Issued	2,824	201	5,024
Reinvested	2,538	—	18,826
Redeemed	(12,066)	(11,608)	(120,659)

Total Institutional Service Class Shares	(6,704)	(11,407)	(96,809)

Institutional Class Shares
Issued	—	—	668 (c)
Reinvested	113	—	167 (c)
Redeemed	—	—	— (c)

Total Institutional Class Shares	113	—	835 (c)

Total change in shares	101,911	(917,190)	1,335,526

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$13.73	0.08	(0.15)	(0.07)	(0.09)	(1.44)	(1.53)	–	$12.13	0.01	%(h)	$825,797	1.36%	0.65%	1.36%	160.34%
Period Ended October 31, 2014 (g)(i)	$13.24	0.01	0.48	0.49	–	–	–	–	$13.73	3.70	%(h)	$1,846,817	1.38%	0.22%	1.38%	80.17%
Year Ended July 31, 2014 (g)	$14.97	0.06	1.24	1.30	(0.12)	(2.91)	(3.03)	–	$13.24	10.00	%(h)	$1,102,616	1.37%	0.46%	1.38%	286.05%
Year Ended July 31, 2013 (g)	$11.48	0.14	3.45	3.59	(0.10)	–	(0.10)	–	$14.97	31.48%		$1,122,377	1.47%	1.09%	1.58%	339.00%
Year Ended July 31, 2012 (g)	$11.51	0.03	(0.01)	0.02	(0.05)	–	(0.05)	–	$11.48	0.21%		$615,772	1.47%	0.23%	1.60%	268.00%
Year Ended July 31, 2011 (g)	$9.37	0.07	2.19	2.26	(0.12)	–	(0.12)	–	$11.51	24.05%		$961,056	1.47%	0.60%	1.58%	216.00%

Class C Shares
Year Ended October 31, 2015 (g)	$13.08	(0.01)	(0.12)	(0.13)	–	(1.44)	(1.44)	–	$11.51	(0.56%)		$401,139	2.06%	(0.06%)	2.06%	160.34%
Period Ended October 31, 2014 (g)(i)	$12.65	(0.01)	0.44	0.43	–	–	–	–	$13.08	3.40%		$570,802	2.09%	(0.44%)	2.11%	80.17%
Year Ended July 31, 2014 (g)	$14.55	(0.02)	1.19	1.17	(0.16)	(2.91)	(3.07)	–	$12.65	9.25%		$12,501,150	1.99%	(0.14%)	1.99%	286.05%
Year Ended July 31, 2013 (g)	$11.17	0.06	3.36	3.42	(0.04)	–	(0.04)	–	$14.55	30.67%		$559,903	2.07%	0.49%	2.08%	339.00%
Year Ended July 31, 2012 (g)	$11.20	(0.04)	0.01	(0.03)	–	–	–	–	$11.17	(0.27%)		$408,689	2.07%	(0.37%)	2.10%	268.00%
Year Ended July 31, 2011 (g)	$9.11	–	2.12	2.12	(0.03)	–	(0.03)	–	$11.20	23.30%		$567,831	2.07%	–	2.08%	216.00%

Class M Shares
Year Ended October 31, 2015 (g)	$13.70	0.12	(0.14)	(0.02)	(0.12)	(1.44)	(1.56)	–	$12.12	0.44%		$83,363,710	0.99%	1.02%	0.99%	160.34%
Period Ended October 31, 2014) (g)(i)	$13.20	0.02	0.48	0.50	–	–	–	–	$13.70	3.79%		$91,669,452	1.07%	0.54%	1.11%	80.17%
Year Ended July 31, 2014 (g)	$14.95	0.12	1.23	1.35	(0.19)	(2.91)	(3.10)	–	$13.20	10.38%		$88,479,981	1.00%	0.85%	1.01%	286.05%
Year Ended July 31, 2013 (g)	$11.47	0.19	3.44	3.63	(0.15)	–	(0.15)	–	$14.95	31.94%		$93,162,527	1.07%	1.49%	1.08%	339.00%
Year Ended July 31, 2012 (g)	$11.51	0.07	–	0.07	(0.11)	–	(0.11)	–	$11.47	0.71%		$75,990,508	1.07%	0.63%	1.10%	268.00%
Year Ended July 31, 2011 (g)	$9.37	0.11	2.18	2.29	(0.15)	–	(0.15)	–	$11.51	24.54%		$87,921,410	1.07%	1.00%	1.08%	216.00%

Institutional Service Class Shares (j)
Year Ended October 31, 2015 (g)	$13.71	0.13	(0.12)	0.01	(0.14)	(1.44)	(1.58)	–	$12.14	0.61%		$177,910	0.90%	1.09%	0.90%	160.34%
Period Ended October 31, 2014 (g)(i)	$13.22	0.02	0.47	0.49	–	–	–	–	$13.71	3.71	%(h)	$292,928	1.11%	0.50%	1.11%	80.17%
Year Ended July 31, 2014 (g)	$14.95	0.10	1.23	1.33	(0.15)	(2.91)	(3.06)	–	$13.22	10.23	%(h)	$433,029	1.14%	0.75%	1.16%	286.05%
Year Ended July 31, 2013 (g)	$11.46	0.18	3.45	3.63	(0.14)	–	(0.14)	–	$14.95	31.93%		$1,936,773	1.14%	1.42%	1.33%	339.00%
Year Ended July 31, 2012 (g)	$11.50	0.06	–	0.06	(0.10)	–	(0.10)	–	$11.46	0.60%		$5,050,836	1.16%	0.54%	1.35%	268.00%
Year Ended July 31, 2011 (g)	$9.36	0.09	2.19	2.28	(0.14)	–	(0.14)	–	$11.50	24.32%		$5,075,223	1.21%	0.86%	1.33%	216.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$13.69	0.12	(0.13)	(0.01)	(0.12)	(1.44)	(1.56)	–	$12.12	0.51%		$11,490	0.98%	1.03%	0.98%	160.34%
Period Ended October 31, 2014 (g)(i)	$13.19	0.02	0.48	0.50	–	–	–	–	$13.69	3.79%		$11,435	1.07%	0.53%	1.10%	80.17%
Period Ended July 31, 2014 (g)(k)	$14.97	0.09	1.23	1.32	(0.19)	(2.91)	(3.10)	–	$13.19	10.15%		$11,017	0.99%	0.76%	0.99%	286.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

18

Fund Commentary	Nationwide Bailard Emerging Markets Equity Fund

For the annual period ended October 31, 2015, the Nationwide Bailard Emerging Markets Equity Fund (Institutional Class) registered -17.52% versus -14.53% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Emerging Markets Funds (consisting of 773 funds as of October 31, 2015) was -15.03% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund focuses first on country allocation and then on stock selection within each market; sector selection is not pursued as part of the strategy. During the reporting period, country allocation was a positive contributor, leaving the Fund’s performance shortfall versus the benchmark entirely attributable to stock selection.

Investors in emerging market equities faced significant headwinds over the fiscal year: a steep decline in oil and other commodity prices, currency weakness against a very strong U.S. dollar, and — later in the period — elevated volatility stemming from the Greek debt crisis and renewed concern over slower growth in China. The price of West Texas Intermediate Crude fell dramatically over the year, from $81 per barrel to $47, with the entire decline occurring by early 2015. Even as prices fell, producing nations added to supply, seeking to maximize available revenue rather than cut volumes. Continued appreciation of the U.S. dollar was driven by policy divergence at the world’s major central banks: as the U.S. Federal Reserve kept everyone waiting for its first rate hike, the European Central Bank and Bank of Japan moved in the direction of further monetary easing. The fiscal year ended with a steep August-September decline in global equity prices, followed by a partial rebound in October. China’s surprise yuan devaluation, following the government’s earlier clumsy response to a bursting mainland A-share bubble, served to intensify concerns over the country’s growth slowdown and the policies in place to deal with it. Despite acting as a drag on emerging market returns generally, the MSCI China Index itself was nearly unchanged over the period, thanks to a sharp spring rally that preceded the summer swoon.

On the country allocation side, the Fund saw added value from overweight positions in top performer Hungary as well as exposure to Frontier markets Argentina and Pakistan. Underweight positions in commodity-dependent countries such as Brazil, Malaysia, and Colombia were even more beneficial. Stock selection results were positive in Brazil, Pakistan, and Indonesia — places where portfolio holdings outperformed the relevant MSCI country indices by a wide margin. Notable individual outperformers included agricultural chemical producer Engro in Pakistan, meat processor and exporter JBS S/A. in Brazil, and insurer PICC Property and Casualty Co. Ltd. in China.

Country allocation decisions that most hurt Fund results during the period were overweight exposures in Turkey, Russia and Egypt, underweight positions in China and Korea, and poor timing in India. As mentioned above, this was more than compensated for by low exposure to the Latin America region and allocations to Frontier markets. Stock selection was a detractor in Russia and South Africa but weakest across much of Asia, notably Korea, India, the Philippines, and Thailand — all places where Fund holdings failed to keep up with the respective MSCI country index returns. Our stock ranking equations for Asian markets generally place greater emphasis on value metrics; this was counterproductive in a period when the most effective stock factors were momentum-based. Individual detractors included automaker Tata Motors Ltd. in India, semiconductor manufacturer SK Hynix Inc. in Korea, and Krung Thai Bank PCL in Thailand.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock, Peter M. Hill, Daniel McKellar and Eric P. Leve

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

19

Fund Overview	Nationwide Bailard Emerging Markets Equity Fund

Asset Allocation†

Common Stocks	94.5%
Exchange Traded Funds	2.5%
Repurchase Agreement	2.1%
Mutual Fund	0.1%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries††

Banks	18.5%
Oil, Gas & Consumable Fuels	8.5%
Technology Hardware, Storage & Peripherals	5.1%
Wireless Telecommunication Services	4.6%
Insurance	4.6%
Pharmaceuticals	4.4%
Chemicals	4.1%
Electronic Equipment, Instruments & Components	4.0%
Automobiles	3.8%
Metals & Mining	3.5%
Other Industries*	38.9%
100.0%

Top Holdings††

Samsung Electronics Co., Ltd.	3.5%
OTP Bank PLC	2.9%
Infosys Ltd., ADR	2.5%
PICC Property & Casualty Co., Ltd., H Shares	2.5%
China Mobile Ltd.	2.4%
Hon Hai Precision Industry Co., Ltd.	2.4%
Gazprom PAO, ADR	2.3%
Dr. Reddy’s Laboratories Ltd., ADR	1.9%
Kia Motors Corp.	1.8%
China Overseas Land & Investment Ltd.	1.7%
Other Holdings*	76.1%
100.0%

Top Countries ††

South Korea	15.3%
Taiwan	13.4%
China	12.9%
India	9.0%
Russia	8.0%
Hong Kong	7.4%
Hungary	5.8%
South Africa	5.0%
Philippines	4.1%
Pakistan	3.5%
Other Countries*	15.6%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Class) registered -17.52%, underperforming its benchmark by 2.99% and the Lipper peer category median by 2.49%

•	Country allocation was a positive contributor, leaving the Fund’s performance shortfall versus the benchmark entirely attributable to stock selection

•

The Fund saw added value from overweight positions in top performer Hungary as well as exposure to Frontier markets Argentina and Pakistan; country allocation decisions that most hurt Fund results during the period were overweight exposures in Turkey, Russia and Egypt, underweight positions in China and Korea, and poor timing in India

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

20

Fund Performance	Nationwide Bailard Emerging Markets Equity Fund

Average Annual Total Return

(For the period ended October 31, 2015)

		1 Yr.	Inception
Class A	w/o SC1	(17.83)%	(8.55)%[2]
	w/ SC3	(22.52)%	(11.90)%[2]
Class C	w/o SC1	(18.42)%	(9.19)%[2]
	w/ SC4	(19.42)%	N/A
Class M5		(17.54)%	(8.19)%[2]
Institutional Service Class[5]		(17.57)%	(8.26)%[2]
Institutional Class[5]		(17.52)%	(8.17)%[2]
MSCI Emerging Markets® Index		(14.53)%	(7.12)%
CPI		0.17%	0.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of March 31, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	2.21%	1.55%
Class C	2.96%	2.30%
Class M	1.81%	1.15%
Institutional Service Class	1.96%	1.30%
Institutional Class	1.81%	1.15%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

21

Fund Performance (con’t.)	Nationwide Bailard Emerging Markets Equity Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Bailard Emerging Markets Equity Fund from inception through 10/31/15 versus the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) from 4/1/14 through 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Shareholder Expense Example	Nationwide Bailard Emerging Markets Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Emerging Markets Equity Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	818.70	6.28	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.97	1.37
Class C Shares	Actual	(a)	1,000.00	815.70	9.57	2.09
	Hypothetical	(a)(b)	1,000.00	1,014.67	10.61	2.09
Class M Shares	Actual	(a)	1,000.00	820.40	5.05	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10
Institutional Service Class Shares	Actual	(a)	1,000.00	819.90	4.59	1.00
	Hypothetical	(a)(b)	1,000.00	1,020.16	5.09	1.00
Institutional Class Shares	Actual	(a)	1,000.00	820.50	5.05	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

23

Statement of Investments

October 31, 2015

Nationwide Bailard Emerging Markets Equity Fund

Common Stocks 94.5%

	Shares	Market Value

ARGENTINA 2.1%
Banks 0.7%
Grupo Financiero Galicia SA, ADR (a)	30,000	$802,500

Internet Software & Services 0.4%
MercadoLibre, Inc.	5,000	491,850

Oil, Gas & Consumable Fuels 1.0%
YPF SA, ADR	50,000	1,068,000

		2,362,350

BRAZIL 0.5%
Food Products 0.5%
JBS SA	160,000	591,202

CHINA 12.8%
Automobiles 0.6%
Geely Automobile Holdings Ltd.	1,200,000	639,922

Banks 3.3%
China Construction Bank Corp., H Shares	1,500,000	1,087,134
China Merchants Bank Co., Ltd., H Shares	250,000	652,729
Industrial & Commercial Bank of China Ltd., H Shares	3,000,000	1,902,917

		3,642,780

Insurance 2.4%
PICC Property & Casualty Co., Ltd., H Shares	1,200,000	2,722,885

Internet Software & Services 3.0%
NetEase, Inc., ADR	10,000	1,445,300
Tencent Holdings Ltd.	100,000	1,884,938

		3,330,238

Oil, Gas & Consumable Fuels 0.6%
China Petroleum & Chemical Corp., H Shares	1,000,000	720,844

Textiles, Apparel & Luxury Goods 1.3%
Anta Sports Products Ltd.	500,000	1,398,664

Transportation Infrastructure 1.6%
Zhejiang Expressway Co., Ltd., H Shares	1,500,000	1,844,024

		14,299,357

COLOMBIA 0.9%
Banks 0.9%
Bancolombia SA, ADR	30,000	1,038,600

HONG KONG 7.3%
Food & Staples Retailing 0.5%
China Resources Beer Holdings Company Ltd.	300,000	566,451

Household Durables 0.6%
Skyworth Digital Holdings Ltd.	900,000	666,071

Independent Power and Renewable Electricity Producers 0.5%
China Resources Power Holdings Co., Ltd.	250,000	565,542

Paper & Forest Products 0.7%
Lee & Man Paper Manufacturing Ltd.	1,250,000	778,205

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Pharmaceuticals 0.8%
Sino Biopharmaceutical Ltd.	748,085	$929,645

Real Estate Management & Development 1.8%
China Overseas Land & Investment Ltd.	600,000	1,937,921
China Overseas Property Holdings Ltd. *	200,000	34,320

		1,972,241

Wireless Telecommunication Services 2.4%
China Mobile Ltd.	225,000	2,697,726

		8,175,881

HUNGARY 5.8%
Banks 2.9%
OTP Bank PLC	165,000	3,193,038

Oil, Gas & Consumable Fuels 1.2%
MOL Hungarian Oil & Gas PLC	30,000	1,353,823

Pharmaceuticals 1.7%
Richter Gedeon Nyrt	115,000	1,918,313

		6,465,174

INDIA 9.0%
Automobiles 1.4%
Bajaj Auto Ltd.	40,000	1,562,089

Banks 1.3%
ICICI Bank Ltd., ADR	175,000	1,508,500

Chemicals 0.9%
UPL Ltd.	150,000	1,051,480

Information Technology Services 3.1%
HCL Technologies Ltd.	45,000	599,357
Infosys Ltd., ADR	150,000	2,724,000

		3,323,357

Oil, Gas & Consumable Fuels 0.4%
Coal India Ltd.	100,000	488,416

Pharmaceuticals 1.9%
Dr. Reddy’s Laboratories Ltd., ADR	32,000	2,073,280

		10,007,122

PAKISTAN 3.5%
Banks 1.1%
Habib Bank Ltd.	198,700	394,895
United Bank Ltd.	550,000	855,521

		1,250,416

Chemicals 1.3%
Engro Corp., Ltd.	500,000	1,444,282

Construction Materials 0.7%
Lucky Cement Ltd.	150,000	761,075

24

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PAKISTAN (continued)
Oil, Gas & Consumable Fuels 0.4%
Pakistan Oilfields Ltd.	150,000	$453,355

		3,909,128

PERU 3.0%
Banks 1.5%
Credicorp Ltd.	15,000	1,697,700

Metals & Mining 1.5%
Southern Copper Corp. (a)	60,000	1,665,600

		3,363,300

PHILIPPINES 4.1%
Banks 1.2%
BDO Unibank, Inc.	600,000	1,300,586

Diversified Financial Services 0.9%
GT Capital Holdings, Inc.	37,500	1,051,282

Industrial Conglomerates 0.6%
SM Investments Corp.	35,000	652,764

Wireless Telecommunication Services 1.4%
Globe Telecom, Inc.	17,500	849,819
Philippine Long Distance Telephone Co.	15,000	703,196

		1,553,015

		4,557,647

RUSSIA 7.9%
Banks 1.6%
Sberbank PAO, ADR	300,000	1,833,000

Food & Staples Retailing 1.2%
Magnit PJSC, GDR Reg. S	30,000	1,361,653

Metals & Mining 1.2%
MMC Norilsk Nickel PJSC, ADR	90,000	1,332,869

Oil, Gas & Consumable Fuels 3.9%
Gazprom PAO, ADR	600,000	2,528,599
Lukoil PJSC, ADR	50,000	1,816,283

		4,344,882

		8,872,404

SOUTH AFRICA 5.0%
Banks 0.9%
Capitec Bank Holdings Ltd.	25,000	1,079,960

Diversified Financial Services 0.4%
FirstRand Ltd.	120,000	439,721

Electronic Equipment, Instruments & Components 0.4%
DataTec Ltd.	100,000	428,138

Food Products 0.7%
Astral Foods Ltd.	40,000	502,487
AVI Ltd.	40,000	254,466

		756,953

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA(continued)
Household Durables 0.8%
Steinhoff International Holdings Ltd.	140,000	$855,882

Paper & Forest Products 0.7%
Mondi Ltd.	32,000	743,532

Specialty Retail 0.4%
Super Group Ltd./South Africa *	200,000	469,793

Wireless Telecommunication Services 0.7%
MTN Group Ltd.	70,000	796,923

		5,570,902

SOUTH KOREA 15.0%
Automobiles 1.7%
Kia Motors Corp.	40,000	1,952,484

Banks 0.7%
BS Financial Group, Inc.	63,151	773,208

Capital Markets 0.8%
Hyundai Securities Co. Ltd.	150,000	904,631

Chemicals 1.0%
Hanwha Corp.	35,000	1,147,699

Construction & Engineering 1.2%
Hyundai Engineering & Construction Co., Ltd.	45,000	1,356,846

Electric Utilities 1.1%
Korea Electric Power Corp.	28,000	1,260,688

Hotels, Restaurants & Leisure 1.0%
Kangwon Land, Inc.	30,000	1,113,109

Insurance 0.8%
Dongbu Insurance Co., Ltd.	15,000	899,533

Oil, Gas & Consumable Fuels 0.9%
SK Innovation Co. Ltd. *	10,200	1,057,623

Semiconductors & Semiconductor Equipment 0.6%
SK Hynix, Inc.	25,000	669,056

Software 0.6%
NCSoft Corp.	4,000	663,291

Technology Hardware, Storage & Peripherals 3.5%
Samsung Electronics Co., Ltd.	3,200	3,838,166

Tobacco 1.1%
KT&G Corp.	12,000	1,199,003

		16,835,337

TAIWAN 13.2%
Banks 0.4%
CTBC Financial Holding Co., Ltd.	884,796	484,741

Chemicals 0.9%
Nan Ya Plastics Corp.	500,000	992,168

Diversified Financial Services 1.3%
Fubon Financial Holding Co., Ltd.	900,000	1,454,690

25

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN(continued)
Diversified Telecommunication Services 1.3%
Chunghwa Telecom Co., Ltd.	480,000	$1,470,653

Electronic Equipment, Instruments & Components 3.6%
Hon Hai Precision Industry Co., Ltd.	1,000,000	2,658,059
Hon Hai Precision Industry Co., Ltd., GDR Reg. S	82,320	470,312
Largan Precision Co., Ltd.	10,000	777,087

		3,905,458

Food Products 0.9%
Uni-President Enterprises Corp.	600,000	1,014,456

Insurance 1.3%
Cathay Financial Holding Co., Ltd.	1,000,000	1,424,396

Semiconductors & Semiconductor Equipment 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	50,000	1,098,000

Technology Hardware, Storage & Peripherals 1.4%
Pegatron Corp.	650,000	1,588,380

Textiles, Apparel & Luxury Goods 1.1%
Pou Chen Corp.	900,000	1,269,385

		14,702,327

THAILAND 1.6%
Banks 0.6%
Krung Thai Bank PCL	450,000	215,928
Krung Thai Bank PCL, NVDR	1,050,000	503,833

		719,761

Food & Staples Retailing 1.0%
CP ALL PCL, NVDR	750,000	1,054,778

		1,774,539

TURKEY 2.8%
Banks 1.3%
Turkiye Garanti Bankasi AS	300,000	776,829
Turkiye Halk Bankasi A/S	200,000	749,239

		1,526,068

Metals & Mining 0.8%
Eregli Demir ve Celik Fabrikalari TAS	600,000	850,333

Transportation Infrastructure 0.7%
TAV Havalimanlari Holding A/S	100,000	784,477

		3,160,878

Total Common Stocks (cost $112,995,479)		105,686,148

Exchange Traded Funds 2.5%

	Shares	Market Value

UNITED STATES 2.5%
iShares MSCI South Africa ETF	27,000	$1,537,920
Market Vectors Russia ETF	75,000	1,253,250

Total Exchange Traded Funds (cost $2,874,902)		2,791,170

Mutual Fund 0.1%
Money Market Fund 0.1%
Fidelity Institutional Money Market Fund—Institutional Class, 0.16% (b)(c)	141,651	141,651

Total Mutual Fund (cost $141,651)		141,651

Repurchase Agreement 2.1%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $2,339,795, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $2,386,579.(c)(d)	$2,339,784	2,339,784

Total Repurchase Agreement (cost $2,339,784)		2,339,784

Total Investments (cost $118,351,816) (e) — 99.2%		110,958,753

Other assets in excess of liabilities — 0.8%		845,830

NET ASSETS — 100.0%		$111,804,583

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $2,430,648.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $2,481,435.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

26

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard Emerging Markets Equity Fund (Continued)

ADR	American Depositary Receipt

A/S	Minimum Capital Public Traded Company

AS	Stock Corporation

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Ltd.	Limited

NVDR	Non Voting Depository Receipt

PAO	Public Stock Company

PCL	Public Company Limited

PJSC	Public Joint Stock Company

PLC	Public Limited Company

Reg.S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

SA	Stock Company

TAS	Joint Stock Company

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities

October 31, 2015

Nationwide Bailard Emerging Markets Equity Fund
Assets:
Investments, at value* (cost $116,012,032)	$108,618,969
Repurchase agreement, at value (cost $2,339,784)	2,339,784

Total Investments, at value (total cost $118,351,816)	110,958,753

Cash	579,674
Foreign currencies, at value (cost $1,291,397)	1,291,397
Dividends receivable	104,398
Security lending income receivable	318
Receivable for investments sold	7,969,322
Receivable for capital shares issued	940
Prepaid expenses	19,833

Total Assets	120,924,635

Liabilities:
Payable for investments purchased	6,415,879
Payable for capital shares redeemed	60,684
Payable upon return of securities loaned (Note 2)	2,481,435
Payable for capital gain country tax	8,618
Accrued expenses and other payables:
Investment advisory fees	81,920
Fund administration fees	9,129
Distribution fees	25
Administrative servicing fees	38
Accounting and transfer agent fees	1,115
Trustee fees	100
Deferred capital gain country tax	20,358
Custodian fees	443
Compliance program costs (Note 3)	37
Professional fees	31,207
Printing fees	2,868
Other	6,196

Total Liabilities	9,120,052

Net Assets	$111,804,583

Represented by:
Capital	$137,097,131
Accumulated undistributed net investment income	683,134
Accumulated net realized losses from investments and foreign currency transactions	(18,556,288)
Net unrealized appreciation/(depreciation) from investments†	(7,413,421)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(5,973)

Net Assets	$111,804,583

*	Includes value of securities on loan of $2,430,648 (Note 2).
†	Net of $20,358 of deferred capital gain country tax.

28

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Bailard Emerging Markets Equity Fund
Net Assets:
Class A Shares	$45,353
Class C Shares	16,183
Class M Shares	27,536,136
Institutional Service Class Shares	23,011
Institutional Class Shares	84,183,900

Total	$111,804,583

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,317
Class C Shares	1,900
Class M Shares	3,251,921
Institutional Service Class Shares	2,723
Institutional Class Shares	9,862,864

Total	13,124,725

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.53
Class C Shares (b)	$8.52
Class M Shares	$8.47
Institutional Service Class Shares	$8.45
Institutional Class Shares	$8.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.05

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Bailard Emerging Markets Equity Fund
INVESTMENT INCOME:
Dividend income	$2,815,400
Income from securities lending (Note 2)	3,485
Interest income	3,453
Foreign tax withholding	(262,494)

Total Income	2,559,844

EXPENSES:
Offering costs	9,642
Investment advisory fees	760,451
Fund administration fees	102,059
Distribution fees Class A	106
Distribution fees Class C	106
Administrative servicing fees Class A	8
Registration and filing fees	92,526
Professional fees	30,683
Printing fees	5,407
Trustee fees	743
Custodian fees	4,443
Accounting and transfer agent fees	14,576
Compliance program costs (Note 3)	193
Other	4,923

Total expenses before expenses reimbursed	1,025,866

Expenses reimbursed by adviser (Note 3)	(186,838)

Net Expenses	839,028

NET INVESTMENT INCOME	1,720,816

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(18,166,220)
Net realized losses from foreign currency transactions (Note 2)	(290,448)

Net realized losses from investments and foreign currency transactions	(18,456,668)

Net change in unrealized appreciation/(depreciation) from investments ††	(9,024,973)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(5,894)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(9,030,867)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(27,487,535)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,766,719)

†	Net of capital gain country taxes of $38,879.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $7,758.

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets

	Nationwide Bailard Emerging Markets Equity Fund
	Year Ended October 31, 2015	Period ended October 31, 2014 (a)
Operations:
Net investment income	$1,720,816	$451,029
Net realized losses from investments and foreign currency transactions	(18,456,668)	(488,882)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(9,030,867)	1,611,473

Change in net assets resulting from operations	(25,766,719)	1,573,620

Distributions to Shareholders From:
Net investment income:
Class A	(547)	–
Class C	(69)	–
Class M	(616,415)	–
Institutional Service Class	(619)	–
Institutional Class	(492,813)	–

Change in net assets from shareholder distributions	(1,110,463)	–

Change in net assets from capital transactions	103,784,047	33,324,098

Change in net assets	76,906,865	34,897,718

Net Assets:
Beginning of year	34,897,718	–

End of year	$111,804,583	$34,897,718

Accumulated undistributed net investment income at end of year	$683,134	$396,843

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$69,538	$22,690
Dividends reinvested	547	–
Cost of shares redeemed	(34,504)	–

Total Class A Shares	35,581	22,690

Class C Shares
Proceeds from shares issued	7,496	10,000
Dividends reinvested	69	–
Cost of shares redeemed	–	–

Total Class C Shares	7,565	10,000

Class M Shares
Proceeds from shares issued	23,188,640	33,680,365
Dividends reinvested	609,559	–
Cost of shares redeemed	(23,179,185)	(1,373,250)

Total Class M Shares	619,014	32,307,115

Institutional Service Class Shares
Proceeds from shares issued	21,987	123,326
Dividends reinvested	619	–
Cost of shares redeemed	(14,046)	(99,032)

Total Institutional Service Class Shares	8,560	24,294

31

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Emerging Markets Equity Fund
	Year Ended October 31, 2015	Period ended October 31, 2014 (a)

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$102,620,514	$959,999
Dividends reinvested	492,813	–
Cost of shares redeemed	–	–

Total Institutional Class Shares	103,113,327	959,999

Change in net assets from capital transactions	$103,784,047	$33,324,098

SHARE TRANSACTIONS:
Class A Shares
Issued	6,783	2,170
Reinvested	62	–
Redeemed	(3,698)	–

Total Class A Shares	3,147	2,170

Class C Shares
Issued	893	1,000
Reinvested	7	–
Redeemed	–	–

Total Class C Shares	900	1,000

Class M Shares
Issued	2,673,992	3,322,762
Reinvested	66,520	–
Redeemed	(2,682,395)	(128,958)

Total Class M Shares	58,117	3,193,804

Institutional Service Class Shares
Issued	2,164	11,578
Reinvested	69	–
Redeemed	(1,431)	(9,657)

Total Institutional Service Class Shares	802	1,921

Institutional Class Shares
Issued	9,707,867	96,000
Reinvested	58,997	–
Redeemed	–	–

Total Institutional Class Shares	9,766,864	96,000

Total change in shares	9,829,830	3,294,895

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

32

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Emerging Markets Equity Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2015 (f)	$10.56	0.19	(2.06)	(1.87)	(0.16)	(0.16)	$8.53	(17.83%	)	$45,353	1.37%	1.97%	1.67%	146.69%
Period Ended October 31, 2014 (f)(g)	$10.00	0.10	0.46	0.56	–	–	$10.56	5.60%		$22,922	1.60%	1.54%	2.63%	64.00%

Class C Shares
Year Ended October 31, 2015 (f)	$10.52	0.03	(1.96)	(1.93)	(0.07)	(0.07)	$8.52	(18.42%	)	$16,183	2.09%	0.35%	2.51%	146.69%
Period Ended October 31, 2014 (f)(g)	$10.00	0.07	0.45	0.52	–	–	$10.52	5.20%		$10,518	2.34%	1.15%	3.38%	64.00%

Class M Shares
Year Ended October 31, 2015 (f)	$10.59	0.15	(2.00)	(1.85)	(0.27)	(0.27)	$8.47	(17.54%	)	$27,536,136	1.10%	1.48%	1.56%	146.69%
Period Ended October 31, 2014 (f)(g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%		$33,826,891	1.10%	2.42%	1.92%	64.00%

Institutional Service Class Shares
Year Ended October 31, 2015 (f)	$10.58	0.17	(2.01)	(1.84)	(0.29)	(0.29)	$8.45	(17.57%	)	$23,011	1.06%	1.75%	1.46%	146.69%
Period Ended October 31, 2014 (f)(g)	$10.00	0.14	0.44	0.58	–	–	$10.58	5.80%		$20,328	1.35%	2.19%	2.25%	64.00%

Institutional Class Shares
Year Ended October 31, 2015 (f)	$10.59	0.26	(2.10)	(1.84)	(0.21)	(0.21)	$8.54	(17.52%	)	$84,183,900	1.10%	2.76%	1.21%	146.69%
Period Ended October 31, 2014 (f)(g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%		$1,017,059	1.10%	2.39%	2.14%	64.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

33

Fund Commentary	Nationwide Bailard International Equities Fund

For the annual period ended October 31, 2015, the Nationwide Bailard International Equities Fund (Class M) returned 1.82% versus -0.07% for its benchmark, the MSCI EAFE® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 404 funds as of October 31, 2015) was -1.15% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund focuses first on country allocation and then on stock selection within each market; sector selection is not pursued as part of the strategy. During the reporting period, country allocation and stock selection were both positive contributors to Fund performance versus the benchmark. Over the year, derivative (forward currency) contracts were used to partially hedge the Fund’s euro and yen exposure. Hedging activity was a positive contributor, adding more than 1% to total fund return, as the euro and yen each weakened considerably.

Investors in international equities faced significant headwinds over the fiscal year: a steep decline in oil and other commodity prices, currency weakness against a very strong U.S. dollar, and — later in the period — elevated volatility stemming from the Greek debt crisis and renewed concern over slower growth in China. The price of West Texas Intermediate Crude fell dramatically over the year, from $81 per barrel to $47, with the entire decline occurring by early 2015. Even as prices fell, producing nations added to supply, seeking to maximize available revenue rather than cut volumes. Continued appreciation of the U.S. dollar was driven by policy divergence at the world’s major central banks: as the U.S. Federal Reserve kept everyone waiting for its first rate hike, the European Central Bank and Bank of Japan moved in the direction of further monetary easing. The fiscal year ended with a steep August-September decline in global equity prices, followed by a partial rebound in October. China’s surprise yuan devaluation, following the government’s earlier clumsy response to a bursting mainland A-share bubble, served to intensify concerns over the country’s growth slowdown and the policies in place to deal with it. Emerging markets were hit particularly hard by the China scare, leaving the MSCI Emerging Markets® Index (US$ terms, net dividends) with a return of -14.53% for the 12 months.

The Greek debt crisis and bailout negotiations dominated headlines in Europe throughout the spring and summer. An eventual agreement kept Greece in the euro and brought relief to the rest of the continent, but not without a three-week shutdown of Greek banks and a collapse in the country’s stock market. In Japan, corporate earnings growth remained strong throughout the period — uniquely among large economies — helped by changes in corporate governance and a new emphasis on shareholder value. The diversification of Japan’s Government Pension Investment Fund out of government bonds and into equities provided an additional tailwind.

The Fund benefited from an overweight in Japanese equities combined with a hedge on the yen (which weakened from 112 per dollar to 121), as well as overweight positions in other top-performing markets Ireland, Hungary, Israel, Belgium, and Denmark. An underweight in commodity-dependent Australia and a currency hedge on the euro (which fell from $1.25 to $1.10 over the period) added additional value. Results on the stock selection side were strongest in developed Europe — particularly in the U.K., Germany, Switzerland, France, Ireland, and Belgium — places where portfolio holdings far outperformed the relevant MSCI country indices. Notable individual outperformers included retailer WHSmith PLC and paper/packaging group Mondi PLC in the U.K., wind turbine manufacturer Vestas Wind Systems A/S in Denmark, auto parts supplier Valeo in France, and reinsurer Hannover Re in Germany.

Given the wide gulf between developed market and emerging market returns over the year, most of the Fund’s emerging market exposures were detractors. This included allocations to Thailand, Russia, Turkey, India, and Taiwan. Among developed markets, a late exit from Norway and an underweight position in France were among the few misses of any significance. Trouble spots for stock selection included Japan, Thailand,

34

Fund Commentary (con’t.)	Nationwide Bailard International Equities Fund

Spain, and Russia, where Fund holdings failed to keep up with the respective MSCI country indices. On balance, the benefits of outperformance in developed Europe far outweighed the negative results in Japan and among emerging markets. Notable individual underperformers included office equipment maker Seiko Epson Corp. and consumer electronics firm Panasonic Corp. in Japan, health care product supplier Coloplast A/S in Denmark, and Krung Thai Bank PCL in Thailand.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock, Peter M. Hill, Daniel McKellar and Eric P. Leve

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

35

Fund Overview	Nationwide Bailard International Equities Fund

Asset Allocation†

Common Stocks	97.2%
Exchange Traded Fund	0.4%
Repurchase Agreement	0.4%
Mutual Fund††	0.0%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries†††

Banks	12.3%
Pharmaceuticals	8.1%
Insurance	6.7%
Diversified Telecommunication Services	4.5%
Oil, Gas & Consumable Fuels	4.0%
Food & Staples Retailing	4.0%
Household Durables	3.0%
Chemicals	2.9%
Tobacco	2.7%
Automobiles	2.6%
Other Industries*	49.2%
100.0%

Top Holdings†††

Teva Pharmaceutical Industries Ltd., ADR	2.8%
Novo Nordisk A/S, Class B	1.7%
Koninklijke Ahold NV	1.6%
Fuji Heavy Industries Ltd.	1.5%
Safran SA	1.4%
CRH PLC	1.4%
ING Groep NV, CVA	1.4%
BT Group PLC	1.3%
HOYA Corp.	1.3%
Mondi PLC	1.3%
Other Holdings*	84.3%
100.0%

Top Countries†††

Japan	27.3%
United Kingdom	16.1%
France	8.0%
Netherlands	6.7%
Ireland	4.8%
Belgium	4.1%
Denmark	3.9%
Israel	3.8%
Finland	3.8%
Germany	3.6%
Other Countries*	17.9%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Class M) returned 1.82%, outperforming its benchmark by 1.89% and outperforming the Lipper peer category median by 2.97%

•	Country allocation and stock selection were both positive contributors to Fund performance versus the benchmark

•

The Fund benefited from an overweight in Japanese equities combined with a hedge on the yen; a late exit from laggard Norway and an underweight position in France were among the few misses of any significance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

36

Fund Performance	Nationwide Bailard International Equities Fund

Average Annual Total Return

(For the periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	1.47%	4.92%	4.89%	N/A
	w/ SC3	(4.35)%	3.75%	4.29%	N/A
Class C1	w/o SC2	0.70%	4.19%	4.16%	N/A
	w/ SC4	(0.30)%	N/A	N/A	N/A
Class M1,5		1.82%	5.27%	5.22%	N/A
Institutional Service Class[1,5,6]		1.74%	5.12%	5.09%	N/A
Institutional Class[5]		1.82%	N/A	N/A	3.82%[7]
MSCI EAFE		(0.07)%	4.81%	4.05%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.26%
Class C	1.98%
Class M	0.89%
Institutional Service Class	0.98%
Institutional Class	0.89%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

37

Fund Performance (con’t.)	Nationwide Bailard International Equities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard International Equities Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark International Opportunities Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

38

Shareholder Expense Example	Nationwide Bailard International Equities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard International Equities Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	947.70	5.79	1.18
	Hypothetical	(a)(b)	1,000.00	1,019.26	6.01	1.18
Class C Shares	Actual	(a)	1,000.00	943.80	9.46	1.93
	Hypothetical	(a)(b)	1,000.00	1,015.48	9.80	1.93
Class M Shares	Actual	(a)	1,000.00	949.90	4.13	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.97	4.28	0.84
Institutional Service Class Shares	Actual	(a)	1,000.00	948.30	4.57	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.52	4.74	0.93
Institutional Class Shares	Actual	(a)	1,000.00	949.90	4.13	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.97	4.28	0.84

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

39

Statement of Investments

October 31, 2015

Nationwide Bailard International Equities Fund

Common Stocks 97.2%

	Shares	Market Value

BELGIUM 4.0%
Banks 0.6%
KBC Groep NV	30,000	$1,824,051

Beverages 0.7%
Anheuser-Busch InBev NV	20,000	2,386,492

Chemicals 0.3%
Solvay SA	8,000	903,769

Diversified Telecommunication Services 0.3%
Proximus SADP	30,000	1,038,145

Food & Staples Retailing 1.0%
Delhaize Group	35,000	3,247,609

Insurance 1.1%
Ageas	80,000	3,527,827

		12,927,893

COLOMBIA 0.5%
Banks 0.5%
Bancolombia SA, ADR	45,000	1,557,900

DENMARK 3.8%
Banks 0.8%
Danske Bank A/S	60,000	1,650,820
Sydbank A/S	25,000	822,345

		2,473,165

Electrical Equipment 0.9%
Vestas Wind Systems A/S	50,000	2,915,210

Pharmaceuticals 1.6%
Novo Nordisk A/S, Class B	100,000	5,310,350

Textiles, Apparel & Luxury Goods 0.5%
Pandora A/S	15,000	1,730,962

		12,429,687

FINLAND 3.7%
Diversified Telecommunication Services 0.7%
Elisa OYJ	60,000	2,260,575

Food & Staples Retailing 0.3%
Kesko OYJ, Class B	30,000	957,730

Insurance 0.5%
Sampo OYJ, Class A	35,000	1,710,715

Machinery 0.5%
Kone OYJ, Class B	40,000	1,706,020

Oil, Gas & Consumable Fuels 0.6%
Neste OYJ	80,000	1,950,599

Paper & Forest Products 0.8%
UPM-Kymmene OYJ	130,000	2,433,727

Pharmaceuticals 0.3%
Orion OYJ, Class B	30,000	1,071,525

		12,090,891

Common Stocks (continued)

	Shares	Market Value

FRANCE 7.8%
Aerospace & Defense 2.1%
Safran SA	60,000	$4,557,245
Thales SA	35,000	2,530,195

		7,087,440

Auto Components 0.7%
Valeo SA	15,000	2,316,379

Automobiles 1.1%
Peugeot SA*	200,000	3,513,897

Banks 0.8%
Credit Agricole SA	200,000	2,526,098

Information Technology Services 1.1%
Cap Gemini SA	40,000	3,556,642

Insurance 0.9%
SCOR SE	75,000	2,788,700

Multi-Utilities 1.1%
Veolia Environnement SA	150,000	3,484,534

		25,273,690

GERMANY 3.5%
Air Freight & Logistics 0.8%
Deutsche Post AG REG	90,000	2,673,573

Insurance 0.7%
Hannover Rueck SE	20,000	2,312,202

Media 0.3%
ProSiebenSat.1 Media SE	20,000	1,080,712

Pharmaceuticals 1.1%
Bayer AG REG	10,000	1,333,355
Merck KGaA	20,000	1,952,569

		3,285,924

Wireless Telecommunication Services 0.6%
Freenet AG	60,000	2,024,024

		11,376,435

HONG KONG 0.5%
Banks 0.5%
Hang Seng Bank Ltd.	90,000	1,651,126

HUNGARY 1.5%
Banks 0.9%
OTP Bank PLC	150,000	2,902,761

Oil, Gas & Consumable Fuels 0.3%
MOL Hungarian Oil & Gas PLC	20,000	902,549

Pharmaceuticals 0.3%
Richter Gedeon Nyrt	60,000	1,000,859

		4,806,169

40

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IRELAND 4.7%
Airlines 0.9%
Ryanair Holdings PLC, ADR	39,000	$3,049,410

Banks 0.5%
Bank of Ireland*	4,000,000	1,487,294

Construction Materials 1.3%
CRH PLC	160,000	4,379,331

Containers & Packaging 1.1%
Smurfit Kappa Group PLC	120,000	3,415,084

Insurance 0.9%
XL Group PLC	80,000	3,046,400

		15,377,519

ISRAEL 3.8%
Banks 0.2%
Bank Hapoalim BM	150,000	780,805

Diversified Telecommunication Services 0.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	450,000	964,344

Pharmaceuticals 2.8%
Teva Pharmaceutical Industries Ltd., ADR	150,000	8,878,501

Software 0.5%
NICE-Systems Ltd., ADR	25,000	1,545,500

		12,169,150

JAPAN 26.8%
Airlines 0.8%
Japan Airlines Co., Ltd.	70,000	2,637,120

Auto Components 1.4%
Bridgestone Corp.	100,000	3,667,091
NHK Spring Co., Ltd.	75,000	763,344

		4,430,435

Automobiles 1.5%
Fuji Heavy Industries Ltd.	125,000	4,834,203

Banks 3.7%
Aozora Bank Ltd.	300,000	1,096,517
Mitsubishi UFJ Financial Group, Inc.	600,000	3,880,522
Mizuho Financial Group, Inc.	1,500,000	3,089,767
Resona Holdings, Inc.	360,000	1,904,878
Sumitomo Mitsui Financial Group, Inc.	60,000	2,393,620

		12,365,304

Capital Markets 0.6%
Daiwa Securities Group, Inc.	150,000	1,025,636
SBI Holdings, Inc.	75,000	848,874

		1,874,510

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals 1.9%
DIC Corp.	300,000	$812,058
Sumitomo Chemical Co., Ltd.	300,000	1,718,462
Teijin Ltd.	500,000	1,765,024
Tosoh Corp.	400,000	2,031,499
		6,327,043

Diversified Financial Services 0.4%
ORIX Corp.	80,000	1,168,302

Diversified Telecommunication Services 0.7%
Nippon Telegraph & Telephone Corp.	60,000	2,199,684

Electric Utilities 0.9%
Chubu Electric Power Co., Inc.	100,000	1,538,300
Tohoku Electric Power Co., Inc.	90,000	1,263,639

		2,801,939

Electronic Equipment, Instruments & Components 1.4%
Alps Electric Co., Ltd.	60,000	1,862,350
Taiyo Yuden Co. Ltd.	100,000	1,408,109
TDK Corp.	20,000	1,273,929

		4,544,388

Food & Staples Retailing 0.7%
Lawson, Inc.	20,000	1,481,456
UNY Group Holdings Co., Ltd.	150,000	829,298

		2,310,754

Food Products 0.3%
Nippon Suisan Kaisha Ltd.	300,000	1,005,074

Health Care Equipment & Supplies 1.3%
HOYA Corp.	100,000	4,126,678

Health Care Providers & Services 0.6%
Medipal Holdings Corp.	120,000	2,094,248

Household Durables 1.8%
Iida Group Holdings Co., Ltd.	50,000	937,143
Panasonic Corp.	325,000	3,813,144
Sony Corp.	40,000	1,137,017

		5,887,304

Insurance 0.3%
T&D Holdings, Inc.	80,000	1,051,258

Leisure Products 0.7%
Bandai Namco Holdings, Inc.	60,000	1,474,814
Heiwa Corp.	40,000	738,392

		2,213,206

Machinery 0.7%
Kawasaki Heavy Industries Ltd.	300,000	1,204,138
Sumitomo Heavy Industries Ltd.	250,000	1,126,503

		2,330,641

Personal Products 1.0%
Kao Corp.	60,000	3,080,361

41

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Pharmaceuticals 0.3%
Nichi-iko Pharmaceutical Co. Ltd.	35,000	$971,401

Real Estate Management & Development 0.5%
Nomura Real Estate Holdings, Inc.	75,000	1,602,671

Road & Rail 1.0%
Central Japan Railway Co.	10,000	1,824,133
Sankyu, Inc.	240,000	1,351,977

		3,176,110

Technology Hardware, Storage & Peripherals 1.1%
Konica Minolta, Inc.	170,000	1,746,652
Seiko Epson Corp.	120,000	1,833,019

		3,579,671

Tobacco 1.0%
Japan Tobacco, Inc.	90,000	3,115,061

Trading Companies & Distributors 0.8%
ITOCHU Corp.	200,000	2,502,597

Wireless Telecommunication Services 1.4%
KDDI Corp.	135,000	3,266,775
NTT DOCOMO, Inc.	60,000	1,168,529

		4,435,304

		86,665,267

JORDAN 0.6%
Pharmaceuticals 0.6%
Hikma Pharmaceuticals PLC	60,000	1,999,331

LUXEMBOURG 0.3%
Commercial Services & Supplies 0.3%
Regus PLC	170,000	875,344

NETHERLANDS 6.5%
Banks 1.3%
ING Groep NV, CVA	300,000	4,366,160

Construction & Engineering 0.6%
Boskalis Westminster	20,000	970,693
Koninklijke BAM Groep NV*	200,000	1,101,508

		2,072,201

Diversified Telecommunication Services 0.6%
Koninklijke KPN NV	550,000	2,015,310

Food & Staples Retailing 1.7%
Koninklijke Ahold NV	250,000	5,085,691

Media 0.3%
Wolters Kluwer NV	30,000	1,013,919

Oil, Gas & Consumable Fuels 1.2%
Royal Dutch Shell PLC, Class B	150,000	3,927,735

Professional Services 0.8%
Randstad Holding NV	45,000	2,683,633

		21,164,649

Common Stocks (continued)

	Shares	Market Value

NEW ZEALAND 0.6%
Construction Materials 0.3%
Fletcher Building Ltd.	170,000	$856,230

Diversified Telecommunication Services 0.3%
Spark New Zealand Ltd.	500,000	1,134,112

		1,990,342

PAKISTAN 1.0%
Banks 0.4%
United Bank Ltd.	800,000	1,244,394

Chemicals 0.4%
Engro Corp., Ltd.	500,000	1,444,282

Oil, Gas & Consumable Fuels 0.2%
Pakistan Petroleum Ltd.	450,000	542,574

		3,231,250

PERU 1.0%
Banks 0.6%
Credicorp Ltd.	15,000	1,697,700

Metals & Mining 0.4%
Southern Copper Corp. (a)	50,000	1,388,000

		3,085,700

RUSSIA 2.6%
Banks 0.6%
Sberbank PAO, ADR	300,000	1,832,071

Food & Staples Retailing 0.3%
Magnit PJSC, GDR Reg. S	20,000	907,769

Metals & Mining 0.3%
MMC Norilsk Nickel PJSC, ADR	75,000	1,110,724

Oil, Gas & Consumable Fuels 1.4%
Gazprom PAO, ADR	600,000	2,528,599
Lukoil PJSC, ADR	60,000	2,179,539

		4,708,138

		8,558,702

SOUTH AFRICA 2.2%
Banks 0.1%
Capitec Bank Holdings Ltd.	10,000	431,984

Diversified Financial Services 0.3%
FirstRand Ltd.	150,000	549,651
RMB Holdings Ltd.	100,000	486,940

		1,036,591

Electronic Equipment, Instruments & Components 0.1%
DataTec Ltd.	55,000	235,476

Household Durables 0.2%
Steinhoff International Holdings Ltd.	80,000	489,075

Paper & Forest Products 1.4%
Mondi Ltd.	22,000	511,178
Mondi PLC	175,000	4,046,729

		4,557,907

42

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA (continued)
Wireless Telecommunication Services 0.1%
MTN Group Ltd.	35,000	$398,462

		7,149,495

SOUTH KOREA 1.3%
Capital Markets 0.2%
Hyundai Securities Co. Ltd.	90,000	542,779

Chemicals 0.2%
Hanwha Corp.	17,000	557,454

Construction & Engineering 0.2%
Hyundai Engineering & Construction Co., Ltd.	20,000	603,043

Diversified Telecommunication Services 0.0%†
KT Corp.*	648	16,787

Electric Utilities 0.2%
Korea Electric Power Corp.	15,000	675,368

Oil, Gas & Consumable Fuels 0.2%
SK Innovation Co. Ltd.*	6,200	642,869

Technology Hardware, Storage & Peripherals 0.3%
Samsung Electronics Co., Ltd.	1,000	1,199,426

		4,237,726

SWEDEN 1.6%
Banks 0.5%
Skandinaviska Enskilda Banken AB, Class A	150,000	1,575,133

Commercial Services & Supplies 0.5%
Securitas AB, Class B	120,000	1,566,683

Diversified Telecommunication Services 0.3%
TeliaSonera AB	200,000	1,021,904

Household Products 0.3%
Svenska Cellulosa AB SCA, Class B	30,000	883,619

		5,047,339

SWITZERLAND 2.4%
Insurance 1.2%
Swiss Life Holding AG REG*	8,000	1,906,320
Swiss Re AG	25,000	2,320,770

		4,227,090

Life Sciences Tools & Services 0.7%
Lonza Group AG REG*	15,000	2,201,697

Professional Services 0.5%
Adecco SA REG*	20,000	1,486,707

		7,915,494

TAIWAN 0.7%
Diversified Financial Services 0.2%
Fubon Financial Holding Co., Ltd.	400,000	646,529

Common Stocks (continued)

	Shares	Market Value

TAIWAN (continued)
Electronic Equipment, Instruments & Components 0.1%
Hon Hai Precision Industry Co., Ltd.	162,500	$431,935

Machinery 0.1%
Shin Zu Shing Co., Ltd.	123,000	396,877

Technology Hardware, Storage & Peripherals 0.3%
Pegatron Corp.	300,000	733,098

		2,208,439

UNITED KINGDOM 15.8%
Airlines 0.7%
easyJet PLC	80,000	2,155,054

Capital Markets 1.6%
3i Group PLC	300,000	2,310,928
Man Group PLC	1,200,000	3,080,008

		5,390,936

Construction & Engineering 0.4%
Galliford Try PLC	52,000	1,197,841

Containers & Packaging 0.3%
DS Smith PLC	150,000	893,748

Diversified Telecommunication Services 1.3%
BT Group PLC	600,000	4,284,910

Electric Utilities 0.6%
SSE PLC	80,000	1,861,169

Household Durables 0.9%
Taylor Wimpey PLC	950,000	2,894,041

Household Products 0.6%
Reckitt Benckiser Group PLC	20,000	1,951,810

Insurance 0.9%
Beazley PLC	200,000	1,117,941
Direct Line Insurance Group PLC	275,000	1,668,111

		2,786,052

Media 1.9%
ITV PLC	400,000	1,552,917
RELX NV	120,000	2,046,815
RELX PLC	165,000	2,950,384

		6,550,116

Multiline Retail 0.8%
Next PLC	20,000	2,463,099

Personal Products 1.2%
Unilever PLC	85,000	3,784,925

Pharmaceuticals 1.0%
AstraZeneca PLC	50,000	3,186,629

Road & Rail 0.2%
Stagecoach Group PLC	100,000	533,250

Software 0.8%
Micro Focus International PLC	62,332	1,204,831
Sage Group PLC (The)	180,000	1,509,222

		2,714,053

43

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Specialty Retail 1.0%
WH Smith PLC	120,000	$3,148,014

Tobacco 1.6%
British American Tobacco PLC	30,000	1,782,289
Imperial Tobacco Group PLC	65,000	3,500,123

		5,282,412

		51,078,059

Total Common Stocks (cost $280,481,072)		314,867,597

Exchange Traded Fund 0.4%
UNITED STATES 0.4%
Market Vectors Russia ETF	75,000	1,253,250

Total Exchange Traded Fund (cost $1,353,525)		1,253,250

Mutual Fund 0.0%†
Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	79,825	79,825

Total Mutual Fund (cost $79,825)		79,825

Repurchase Agreement 0.4%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $1,318,556, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $1,344,921. (c)(d)	1,318,550	1,318,550

Total Repurchase Agreement (cost $1,318,550)		1,318,550

Total Investments (cost $283,232,972) (e) — 98.0%		317,519,222
Other assets in excess of liabilities — 2.0%		6,554,714

NET ASSETS — 100.0%		$324,073,936

*	Denotes a non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $1,367,685.

(b)	Represents 7-day effective yield as of October 31, 2015.
(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $1,398,375.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

BAM	Build America Mutual

BM	Limited Liability

CVA	Dutch Certificate

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PAO	Public Stock Company

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

44

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard International Equities Fund (Continued)

At October 31, 2015, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Euro	Brown Brothers Harriman & Co.	12/21/15	(16,500,000)	$(18,681,382)	$(18,159,256)	$522,126
Japanese Yen	Brown Brothers Harriman & Co.	12/21/15	(1,500,000,000)	(12,517,995)	(12,441,449)	76,546

Total Short Contracts				$(31,199,377)	$(30,600,705)	$598,672

The accompanying notes are an integral part of these financial statements.

45

Statement of Assets and Liabilities

October 31, 2015

Nationwide Bailard International Equities Fund
Assets:
Investments, at value* (cost $281,914,422)	$316,200,672
Repurchase agreement, at value (cost $1,318,550)	1,318,550

Total Investments, at value (total cost $283,232,972)	317,519,222

Cash	7,664,188
Foreign currencies, at value (cost $42,631)	42,599
Dividends receivable	812,428
Security lending income receivable	948
Receivable for capital shares issued	288,473
Reclaims receivable	418,471
Unrealized appreciation on forward foreign currency contracts (Note 2)	598,672
Receivable for capital gain country tax	347
Prepaid expenses	26,248

Total Assets	327,371,596

Liabilities:
Payable for investments purchased	1,562,666
Payable for capital shares redeemed	67,172
Payable upon return of securities loaned (Note 2)	1,398,375
Accrued expenses and other payables:
Investment advisory fees	199,429
Fund administration fees	12,859
Distribution fees	5,703
Administrative servicing fees	13,896
Accounting and transfer agent fees	2,614
Trustee fees	762
Custodian fees	930
Compliance program costs (Note 3)	125
Professional fees	29,359
Printing fees	3,636
Other	134

Total Liabilities	3,297,660

Net Assets	$324,073,936

Represented by:
Capital	$315,929,515
Accumulated undistributed net investment income	5,970,651
Accumulated net realized losses from investments, forward and foreign currency transactions	(32,661,034)
Net unrealized appreciation/(depreciation) from investments	34,286,250
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	598,672
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(50,118)

Net Assets	$324,073,936

*	Includes value of securities on loan of $1,367,685 (Note 2).

46

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Bailard International Equities Fund
Net Assets:
Class A Shares	$6,691,049
Class C Shares	5,255,233
Class M Shares	169,724,549
Institutional Service Class Shares	140,742,502
Institutional Class Shares	1,660,603

Total	$324,073,936

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	838,827
Class C Shares	662,925
Class M Shares	21,305,884
Institutional Service Class Shares	17,682,076
Institutional Class Shares	208,465

Total	40,698,177

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.98
Class C Shares (b)	$7.93
Class M Shares	$7.97
Institutional Service Class Shares	$7.96
Institutional Class Shares	$7.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.47

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

47

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Bailard International Equities Fund
INVESTMENT INCOME:
Dividend income	$8,514,165
Income from securities lending (Note 2)	134,607
Interest income	11,312
Foreign tax withholding	(738,681)

Total Income	7,921,403

EXPENSES:
Investment advisory fees	2,165,196
Fund administration fees	146,026
Distribution fees Class A	11,834
Distribution fees Class C	36,283
Administrative servicing fees Class A	3,157
Administrative servicing fees Class C	3,290
Administrative servicing fees Institutional Service Class	77,852
Registration and filing fees	36,404
Professional fees	53,786
Printing fees	8,418
Trustee fees	8,076
Custodian fees	8,919
Accounting and transfer agent fees	34,398
Compliance program costs (Note 3)	360
Other	9,747

Total Expenses	2,603,746

NET INVESTMENT INCOME	5,317,657

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(11,394,828)
Net realized gains from forward and foreign currency transactions (Note 2)	3,879,551

Net realized losses from investments, forward and foreign currency transactions	(7,515,277)

Net change in unrealized appreciation/(depreciation) from investments††	5,878,840
Net change in unrealized appreciation/(depreciation) from forward and foreign currency contracts (Note 2)	(625,063)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(10,069)

Net change in unrealized appreciation/(depreciation) from investments, forward and foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	5,243,708

Net realized/unrealized losses from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(2,271,569)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,046,088

†	Net of capital gain country taxes of $220,537.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $153,648.

The accompanying notes are an integral part of these financial statements.

48

Statements of Changes in Net Assets

	Nationwide Bailard International Equities Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$5,317,657	$1,039,105	$5,325,659
Net realized gains/(losses) from investments forward and foreign currency transactions	(7,515,277)	4,781,737	20,487,551
Net change in unrealized appreciation/(depreciation) from investments forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	5,243,708	(12,047,217)	9,478,287

Change in net assets resulting from operations	3,046,088	(6,226,375)	35,291,497

Distributions to Shareholders From:
Net investment income:
Class A	(131,963)	–	(81,222)
Class C	(67,356)	–	(17,079)
Class M	(7,965,598)	–	(3,735,701)
Institutional Service Class (b)	(4,038,608)	–	(1,435,087)
Institutional Class	(28,897)	–	(231	)(c)

Change in net assets from shareholder distributions	(12,232,422)	–	(5,269,320)

Change in net assets from capital transactions	70,782,277	4,419,379	19,788,821

Change in net assets	61,595,943	(1,806,996)	49,810,998

Net Assets:
Beginning of period	262,477,993	264,284,989	214,473,991

End of period	$324,073,936	$262,477,993	$264,284,989

Accumulated undistributed net investment income at end of period	$5,970,651	$9,226,402	$6,182,096

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$6,189,501	$223,177	$1,296,717
Dividends reinvested	120,588	–	75,925
Cost of shares redeemed	(2,310,589)	(374,157)	(2,857,523)

Total Class A Shares	3,999,500	(150,980)	(1,484,881)

Class C Shares (Note 11)
Proceeds from shares issued	4,143,810	92,706	993,880
Dividends reinvested	58,893	–	15,435
Cost of shares redeemed	(814,133)	(71,480)	(254,673)

Total Class C Shares	3,388,570	21,226	754,642

Class M Shares (Note 11)
Proceeds from shares issued	17,649,032	4,262,156	14,549,643
Dividends reinvested	7,244,051	–	3,344,102
Cost of shares redeemed	(19,973,741)	(2,841,646)	(14,872,680)

Total Class M Shares	4,919,342	1,420,510	3,021,065

49

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard International Equities Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$74,995,510	$5,475,205	$28,664,343
Dividends reinvested	1,640,088	–	491,055
Cost of shares redeemed	(19,418,387)	(2,284,033)	(12,206,688)

Total Institutional Service Class Shares	57,217,211	3,191,172	16,948,710

Institutional Class Shares
Proceeds from shares issued	1,329,792	12,325	986,922	(c)
Dividends reinvested	28,897	–	231	(c)
Cost of shares redeemed	(101,035)	(74,874)	(437,868	)(c)

Total Institutional Class Shares	1,257,654	(62,549)	549,285	(c)

Change in net assets from capital transactions	$70,782,277	$4,419,379	$19,788,821

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	745,880	26,317	157,349
Reinvested	15,583	–	9,599
Redeemed	(289,156)	(44,487)	(350,983)

Total Class A Shares	472,307	(18,170)	(184,035)

Class C Shares (Note 11)
Issued	502,972	11,370	120,551
Reinvested	7,683	–	1,954
Redeemed	(100,053)	(8,664)	(30,963)

Total Class C Shares	410,602	2,706	91,542

Class M Shares (Note 11)
Issued	2,172,848	517,830	1,798,547
Reinvested	941,431	–	423,840
Redeemed	(2,466,844)	(345,196)	(1,801,419)

Total Class M Shares	647,435	172,634	420,968

Institutional Service Class Shares (Note 11) (b)
Issued	9,244,123	662,706	3,479,364
Reinvested	212,761	–	62,238
Redeemed	(2,386,088)	(277,142)	(1,496,688)

Total Institutional Service Class Shares	7,070,796	385,564	2,044,914

Institutional Class Shares
Issued	157,938	1,492	118,100	(c)
Reinvested	3,696	–	29	(c)
Redeemed	(12,634)	(9,244)	(50,912	)(c)

Total Institutional Class Shares	149,000	(7,752)	67,217	(c)

Total change in shares	8,750,140	534,982	2,440,606

Amounts designated as “-” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

50

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015(g)	$8.22	0.13	(0.02)	0.11	(0.35)	(0.35)	–	$7.98	1.47%	$6,691,049	1.17%	1.55%	1.17%	98.51%
Period Ended October 31, 2014(g)(h)	$8.42	0.03	(0.23)	(0.20)	–	–	–	$8.22	(2.38%)	$3,011,405	1.23%	1.31%	1.23%	31.09%
Year Ended July 31, 2014(g)	$7.41	0.14	1.03	1.17	(0.16)	(0.16)	–	$8.42	15.92%	$3,238,747	1.29%	1.69%	1.32%	83.79%
Year Ended July 31, 2013(g)	$6.27	0.14	1.11	1.25	(0.11)	(0.11)	–	$7.41	20.04%	$4,216,776	1.38%	1.94%	1.58%	97.00%
Year Ended July 31, 2012(g)	$7.45	0.13	(1.15)	(1.02)	(0.16)	(0.16)	–	$6.27	(13.57%)	$3,306,852	1.49%	2.04%	1.67%	102.00%
Year Ended July 31, 2011(g)	$6.32	0.11	1.14	1.25	(0.12)	(0.12)	–	$7.45	20.05%	$5,066,564	1.62%	1.52%	1.77%	95.00%

Class C Shares
Year Ended October 31, 2015(g)	$8.15	0.07	(0.02)	0.05	(0.27)	(0.27)	–	$7.93	0.70%	$5,255,233	1.94%	0.90%	1.94%	98.51%
Period Ended October 31, 2014(g)(h)	$8.37	0.01	(0.23)	(0.22)	–	–	–	$8.15	(2.63%)	$2,056,325	2.03%	0.51%	2.03%	31.09%
Year Ended July 31, 2014(g)	$7.37	0.11	1.00	1.11	(0.11)	(0.11)	–	$8.37	15.12%	$2,088,816	1.93%	1.31%	1.94%	83.79%
Year Ended July 31, 2013(g)	$6.22	0.09	1.11	1.20	(0.05)	(0.05)	–	$7.37	19.28%	$1,164,820	2.08%	1.24%	2.08%	97.00%
Year Ended July 31, 2012(g)	$7.37	0.08	(1.13)	(1.05)	(0.10)	(0.10)	–	$6.22	(14.07%)	$1,181,621	2.17%	1.36%	2.17%	102.00%
Year Ended July 31, 2011(g)	$6.26	0.06	1.13	1.19	(0.08)	(0.08)	–	$7.37	19.16%	$2,289,773	2.27%	0.87%	2.27%	95.00%

Class M Shares
Year Ended October 31, 2015(g)	$8.22	0.15	(0.02)	0.13	(0.38)	(0.38)	–	$7.97	1.82%	$169,724,549	0.86%	1.89%	0.86%	98.51%
Period Ended October 31, 2014(g)(h)	$8.42	0.03	(0.23)	(0.20)	–	–	–	$8.22	(2.38%)	$169,784,066	0.94%	1.60%	0.94%	31.09%
Year Ended July 31, 2014(g)	$7.40	0.18	1.02	1.20	(0.18)	(0.18)	–	$8.42	16.42%	$172,401,379	0.90%	2.19%	0.90%	83.79%
Year Ended July 31, 2013(g)	$6.26	0.16	1.12	1.28	(0.14)	(0.14)	–	$7.40	20.53%	$148,561,732	1.08%	2.24%	1.08%	97.00%
Year Ended July 31, 2012(g)	$7.47	0.15	(1.16)	(1.01)	(0.20)	(0.20)	–	$6.26	(13.28%)	$123,438,593	1.17%	2.36%	1.17%	102.00%
Year Ended July 31, 2011(g)	$6.34	0.13	1.15	1.28	(0.15)	(0.15)	–	$7.47	20.39%	$150,887,844	1.27%	1.87%	1.27%	95.00%

Institutional Service Class Shares(i)
Year Ended October 31, 2015(g)	$8.21	0.15	(0.02)	0.13	(0.38)	(0.38)	–	$7.96	1.74%	$140,742,502	0.93%	1.80%	0.93%	98.51%
Period Ended October 31, 2014(g)(h)	$8.41	0.03	(0.23)	(0.20)	–	–	–	$8.21	(2.38%)	$87,137,595	0.97%	1.57%	0.97%	31.09%
Year Ended July 31, 2014(g)	$7.40	0.17	1.01	1.18	(0.17)	(0.17)	–	$8.41	16.13%	$85,990,498	1.02%	2.12%	1.04%	83.79%
Year Ended July 31, 2013(g)	$6.26	0.15	1.11	1.26	(0.12)	(0.12)	–	$7.40	20.34%	$60,530,663	1.21%	2.11%	1.33%	97.00%
Year Ended July 31, 2012(g)	$7.46	0.14	(1.16)	(1.02)	(0.18)	(0.18)	–	$6.26	(13.35%)	$62,889,462	1.31%	2.21%	1.42%	102.00%
Year Ended July 31, 2011(g)	$6.33	0.12	1.15	1.27	(0.14)	(0.14)	–	$7.46	20.25%	$93,100,614	1.45%	1.69%	1.52%	95.00%

Institutional Class Shares
Year Ended October 31, 2015(g)	$8.22	0.16	(0.03)	0.13	(0.38)	(0.38)	–	$7.97	1.82%	$1,660,603	0.85%	2.01%	0.85%	98.51%
Period Ended October 31, 2014(g)(h)	$8.41	0.03	(0.22)	(0.19)	–	–	–	$8.22	(2.26%)	$488,602	0.94%	1.60%	0.94%	31.09%
Period Ended July 31, 2014(g)(j)	$7.91	0.18	0.50	0.68	(0.18)	(0.18)	–	$8.41	8.78%	$565,549	0.86%	2.39%	0.86%	83.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

51

Fund Commentary	Nationwide Bailard Technology & Science Fund

For the annual period ended October 31, 2015, the Nationwide Bailard Technology & Science Fund (Class M) returned 10.02% versus 14.24% for its benchmark, the S&P North American Technology Sector IndexTM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 157 funds as of October 31, 2015) was 8.45% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Our sector overweight to biotechnology stocks posted a return of 47.80% against the Nasdaq Biotechnology Index (a modified cap-weighted index comprised of approximately 120 members) which rose 45.04%. The highlight of the period and primary contributor to the biotechnology return was the acquisition of InterMune, Inc. by Roche Holding AG which was announced in August. InterMune was up over 425% for the period and added 102 bps to the Fund return. Meaningful moves from Gilead Sciences Inc., Celgene Corp. and Vertex Pharmaceuticals Inc., all up north of 40% for the time period, were also large contributors to performance of the sector and the Fund’s return.

Within technology, underweight International Business Machines Corp. (IBM) was the largest contributor as the company continued to struggle with the shift to cloud service providers from traditional on premise software. Overweight Activision, Inc. rose on the strength of franchise games and the continued success of high margin downloadable content. Supply chain software company Manhattan Associates continued to see strong demand for their omnichannel offering as retail stores attempt to integrate web and bricks and mortar offerings to better compete with e-commerce sites. From a style perspective, momentum continued to be a positive factor, contributing +103 bps to relative performance.

An underweight in Amazon.com, Inc., which put together one of the strongest performances in technology on the strength of their Amazon Web Services cloud computing platform, was the largest detractor of relative performance. Other detractors included Micron Technology, Inc. and Western Digital Corp., both of which struggled in the face of PC demand malaise. Underperformance of small cap stocks compared to their large and mega cap peers was a major theme in technology and in the broader market. The Fund is, on average, smaller than the benchmark (more in line with competitors in the Specialty Technology category) and we estimate that this detracted 50 bps from relative performance.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Warren Matthew Johnson, David H. Smith and Sonya Thadhani

The Fund is subject to the risks of investing in equity securities (including new public companies). Growth funds may underperform other funds that use different investing styles. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more unpredictable price changes than are more-established stocks. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

52

Fund Overview	Nationwide Bailard Technology & Science Fund

Asset Allocation†

Common Stocks	99.6%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries††

Software	17.7%
Information Technology Services	17.5%
Internet Software & Services	16.9%
Semiconductors & Semiconductor Equipment	15.2%
Technology Hardware, Storage & Peripherals	10.4%
Communications Equipment	8.6%
Biotechnology	6.0%
Electronic Equipment, Instruments & Components	4.1%
Internet & Catalog Retail	2.5%
Pharmaceuticals	0.8%
Other Industries	0.3%
100.0%

Top Holdings††

Apple, Inc.	6.7%
Alphabet, Inc., Class A	4.2%
Facebook, Inc., Class A	4.1%
Microsoft Corp.	4.1%
Alphabet, Inc., Class C	4.0%
Cisco Systems, Inc.	3.2%
Activision Blizzard, Inc.	2.6%
Cognizant Technology Solutions Corp., Class A	2.6%
Euronet Worldwide, Inc.	2.4%
QUALCOMM, Inc.	2.3%
Other Holdings	63.8%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Class M) returned 10.02%, underperforming its benchmark by 4.22% and outperforming the Lipper peer category median by 1.57%

•	The highlight of the period and primary contributor to the biotechnology return was the acquisition of InterMune, Inc. by Roche Holding AG which was announced in August

•

An underweight in Amazon.com, Inc., which put together one of the strongest performances in technology on the strength of their Amazon Web Services cloud computing platform, was the largest detractor of relative performance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

53

Fund Performance	Nationwide Bailard Technology & Science Fund

Average Annual Total Return

(For the periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	9.66%	13.44%	8.31%	N/A
	w/ SC3	3.36%	12.15%	7.70%	N/A
Class C1	w/o SC2	8.90%	12.70%	7.66%	N/A
	w/ SC4	7.90%	N/A	N/A	N/A
Class M1,5		10.02%	13.88%	8.75%	N/A
Institutional Service Class[1,5,6]		9.89%	13.75%	8.67%	N/A
Institutional Class[5]		10.11%	N/A	N/A	16.09%	[7]
S&P NA Technology Sector IndexTM		14.24%	15.42%	10.54%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.32%
Class C	2.04%
Class M	0.98%
Institutional Service Class	1.10%
Institutional Class	0.98%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

54

Fund Performance (con’t.)	Nationwide Bailard Technology & Science Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Technology & Science Fund versus the S&P North American (NA) Technology Sector IndexTM and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Enhanced Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

55

Shareholder Expense Example	Nationwide Bailard Technology & Science Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Technology & Science Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,036.20	6.42	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.90	6.36	1.25
Class C Shares	Actual	(a)	1,000.00	1,032.70	10.14	1.98
	Hypothetical	(a)(b)	1,000.00	1,015.22	10.06	1.98
Class M Shares	Actual	(a)	1,000.00	1,037.90	4.83	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.47	4.79	0.94
Institutional Service Class Shares	Actual	(a)	1,000.00	1,036.80	5.24	1.02
	Hypothetical	(a)(b)	1,000.00	1,020.06	5.19	1.02
Institutional Class Shares	Actual	(a)	1,000.00	1,038.00	4.73	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.57	4.69	0.92

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

56

Statement of Investments

October 31, 2015

Nationwide Bailard Technology & Science Fund

Common Stocks 99.6%

	Shares	Market Value

Biotechnology 5.9%
Alexion Pharmaceuticals, Inc.*	2,000	$352,000
Alkermes PLC*	3,000	215,760
Alnylam Pharmaceuticals, Inc.*	1,000	85,950
Amgen, Inc.	4,000	632,720
Biogen, Inc.*	2,200	639,122
BioMarin Pharmaceutical, Inc.*	1,500	175,560
Celgene Corp.*	4,800	589,008
Celldex Therapeutics, Inc.*	7,000	84,420
Cidara Therapeutics, Inc.*	14,000	190,680
EPIRUS Biopharmaceuticals, Inc.*	35,000	187,250
Esperion Therapeutics, Inc.*	9,000	216,000
Gilead Sciences, Inc.	6,000	648,780
Incyte Corp.*	2,000	235,060
Medivation, Inc.*	2,000	84,120
Momenta Pharmaceuticals, Inc.*	9,500	155,895
Radius Health, Inc.*	2,500	160,575
Raptor Pharmaceutical Corp.*	10,000	54,500
Regeneron Pharmaceuticals, Inc.*	1,000	557,390
Sage Therapeutics, Inc.*	3,200	160,736
Seattle Genetics, Inc.*	5,000	207,450
Tenax Therapeutics, Inc.*	25,000	79,500
Vertex Pharmaceuticals, Inc.*	3,500	436,590
Xencor, Inc.*	11,500	124,545
Zafgen, Inc.*	3,000	28,890

		6,302,501

Communications Equipment 8.5%
Brocade Communications Systems, Inc.	91,490	953,326
Cisco Systems, Inc.	117,170	3,380,354
F5 Networks, Inc.*	13,245	1,459,599
Palo Alto Networks, Inc.*	5,170	832,370
QUALCOMM, Inc.	40,855	2,427,604

		9,053,253

Electronic Equipment, Instruments & Components 4.1%
Amphenol Corp., Class A	24,000	1,301,280
Flextronics International Ltd.*	100,280	1,142,189
Sanmina Corp.*	19,545	403,995
TE Connectivity Ltd.	22,905	1,475,999

		4,323,463

Health Care Equipment & Supplies 0.2%
Spectranetics Corp. (The)*	14,500	177,190

Information Technology Services 17.4%
Accenture PLC, Class A	19,300	2,068,960
Alliance Data Systems Corp.*	3,910	1,162,482
Amdocs Ltd.	31,200	1,858,584
Automatic Data Processing, Inc.	13,600	1,183,064
Cognizant Technology Solutions Corp., Class A*	39,915	2,718,611
Computer Sciences Corp.	23,140	1,540,893

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Euronet Worldwide, Inc.*	31,000	$2,487,440
Fiserv, Inc.*	15,600	1,505,556
Leidos Holdings, Inc.	10,300	541,471
MasterCard, Inc., Class A	5,400	534,546
Paychex, Inc.	29,600	1,526,768
PayPal Holdings, Inc.*	19,085	687,251
Visa, Inc., Class A	7,680	595,814

		18,411,440

Internet & Catalog Retail 2.5%
Amazon.com, Inc.*	2,135	1,336,297
Priceline Group, Inc. (The)*	885	1,287,002

		2,623,299

Internet Software & Services 16.8%
Akamai Technologies, Inc.*	15,160	922,031
Alphabet, Inc., Class A*	5,950	4,387,471
Alphabet, Inc., Class C*	5,966	4,240,692
Facebook, Inc., Class A*	42,765	4,360,747
IAC/InterActiveCorp.	12,700	851,027
LogMeIn, Inc.*	15,530	1,046,101
NetEase, Inc.,ADR-CN	3,500	505,855
VeriSign, Inc.*	18,500	1,491,100

		17,805,024

Life Sciences Tools & Services 0.1%
Illumina, Inc.*	1,000	143,280

Pharmaceuticals 0.8%
Aerie Pharmaceuticals, Inc.*	10,000	228,100
BioDelivery Sciences International, Inc.*	16,300	87,694
Endocyte, Inc.*	31,000	159,340
Medicines Co. (The)*	4,000	136,960
Mylan NV*	4,500	198,405
Ocular Therapeutix, Inc.*	4,700	40,561

		851,060

Semiconductors & Semiconductor Equipment 15.2%
Broadcom Corp., Class A	21,965	1,129,001
Integrated Device Technology, Inc.*	44,000	1,122,000
Intel Corp.	40,990	1,387,921
KLA-Tencor Corp.	19,690	1,321,593
Lam Research Corp.	24,490	1,875,689
Linear Technology Corp.	28,360	1,259,751
Micron Technology, Inc.*	39,020	646,171
NVIDIA Corp.	60,100	1,705,037
NXP Semiconductors NV*	28,740	2,251,779
Skyworks Solutions, Inc.	12,480	963,955
Texas Instruments, Inc.	22,800	1,293,216
Xilinx, Inc.	22,880	1,089,546

		16,045,659

57

Statement of Investments (Continued)

October 31, 2015

Nationwide Bailard Technology & Science Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software 17.7%
Activision Blizzard, Inc.	78,805	$2,739,262
Adobe Systems, Inc.*	9,400	833,404
Aspen Technology, Inc.*	30,495	1,262,188
Autodesk, Inc.*	4,900	270,431
Electronic Arts, Inc.*	13,700	987,359
Intuit, Inc.	14,695	1,431,734
Manhattan Associates, Inc.*	26,800	1,952,380
Microsoft Corp.	82,000	4,316,480
Oracle Corp.	48,095	1,868,010
PTC, Inc.*	24,680	874,659
salesforce.com, Inc.*	4,835	375,728
Splunk, Inc.*	7,065	396,770
Symantec Corp.	47,705	982,723
VMware, Inc., Class A*	6,600	396,990

		18,688,118

Technology Hardware, Storage & Peripherals 10.4%
Apple, Inc.	59,395	7,097,702
HP, Inc.	69,910	1,884,774
Seagate Technology PLC	22,200	844,932
Western Digital Corp.	16,995	1,135,606

		10,963,014

Total Investments (cost $55,876,995) (a) — 99.6%		105,387,301

Other assets in excess of liabilities — 0.4%		454,342

NET ASSETS — 100.0%		$105,841,643

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CN	China

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements

58

Statement of Assets and Liabilities

October 31, 2015

Nationwide Bailard Technology & Science Fund
Assets:
Investments, at value (cost $55,876,995)	$105,387,301
Cash	535,339
Dividends receivable	43,190
Receivable for capital shares issued	17,598
Prepaid expenses	23,840

Total Assets	106,007,268

Liabilities:
Payable for capital shares redeemed	54,259
Accrued expenses and other payables:
Investment advisory fees	65,800
Fund administration fees	9,029
Distribution fees	1,465
Administrative servicing fees	415
Accounting and transfer agent fees	1,323
Trustee fees	251
Custodian fees	361
Compliance program costs (Note 3)	870
Professional fees	22,595
Printing fees	2,767
Recoupment fees (Note 3)	6,465
Other	25

Total Liabilities	165,625

Net Assets	$105,841,643

Represented by:
Capital	$48,281,179
Accumulated net realized gains from investments	8,050,158
Net unrealized appreciation/(depreciation) from investments	49,510,306

Net Assets	$105,841,643

59

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Bailard Technology & Science Fund
Net Assets:
Class A Shares	$3,206,650
Class C Shares	926,389
Class M Shares	100,410,733
Institutional Service Class Shares	1,019,308
Institutional Class Shares	278,563

Total	$105,841,643

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	183,678
Class C Shares	56,433
Class M Shares	5,558,299
Institutional Service Class Shares	56,519
Institutional Class Shares	15,445

Total	5,870,374

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$17.46
Class C Shares (b)	$16.42
Class M Shares	$18.07
Institutional Service Class Shares	$18.03
Institutional Class Shares	$18.04
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.53

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

60

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Bailard Technology & Science Fund
INVESTMENT INCOME:
Dividend income	$1,421,950
Interest income	1,250

Total Income	1,423,200

EXPENSES:
Investment advisory fees	797,286
Fund administration fees	106,903
Distribution fees Class A	7,634
Distribution fees Class C	6,981
Administrative servicing fees Class A	2,229
Administrative servicing fees Class C	320
Administrative servicing fees Institutional Service Class	949
Registration and filing fees	39,952
Professional fees	28,644
Printing fees	7,096
Trustee fees	2,985
Custodian fees	3,884
Accounting and transfer agent fees	13,739
Recoupment fees (Note 3)	6,465
Other	5,037

Total Expenses	1,030,104

NET INVESTMENT INCOME	393,096

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,095,081
Net change in unrealized appreciation/(depreciation) from investments	1,489,517

Net realized/unrealized gains from investments	9,584,598

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,977,694

The accompanying notes are an integral part of these financial statements.

61

Statements of Changes in Net Assets

	Nationwide Bailard Technology & Science Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$393,096	$19,933	$161,696
Net realized gains from investments	8,095,081	3,639,401	11,482,923
Net change in unrealized appreciation/(depreciation) from investments	1,489,517	2,587,718	8,574,027

Change in net assets resulting from operations	9,977,694	6,247,052	20,218,646

Distributions to Shareholders From:
Net investment income:
Class A	(2,511)	–	–
Class C	–	–	–
Class M	(423,265)	–	(201,450)
Institutional Service Class (b)	(2,648)	–	(708)
Institutional Class	(397)	–	(22	)(c)
Net realized gains:
Class A	(218,994)	–	–
Class C	(55,864)	–	–
Class M	(8,813,871)	–	–
Institutional Service Class (b)	(97,483)	–	–
Institutional Class	(8,216)	–	–	(c)

Change in net assets from shareholder distributions	(9,623,249)	–	(202,180)

Change in net assets from capital transactions	(561,612)	(1,000,954)	(9,275,092)

Change in net assets	(207,167)	5,246,098	10,741,374

Net Assets:
Beginning of period	106,048,810	100,802,712	90,061,338

End of period	$105,841,643	$106,048,810	$100,802,712

Accumulated undistributed net investment income at end of period	$–	$31,989	$12,056

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$1,253,624	$265,712	$768,454
Dividends reinvested	197,135	–	–
Cost of shares redeemed	(723,610)	(142,843)	(385,966)

Total Class A Shares	727,149	122,869	382,488

Class C Shares (Note 11)
Proceeds from shares issued	415,967	72,706	168,980
Dividends reinvested	52,652	–	–
Cost of shares redeemed	(110,415)	(34,931)	(146,592)

Total Class C Shares	358,204	37,775	22,388

Class M Shares (Note 11)
Proceeds from shares issued	5,457,168	1,722,767	6,941,409
Dividends reinvested	8,702,442	–	186,718
Cost of shares redeemed	(15,853,258)	(2,772,016)	(16,278,607)

Total Class M Shares	(1,693,648)	(1,049,249)	(9,150,480)

62

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Technology & Science Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 11) (b)
Proceeds from shares issued	$65,700	$–	$7,801
Dividends reinvested	94,168	–	708
Cost of shares redeemed	(258,429)	(152,297)	(613,263)

Total Institutional Service Class Shares	(98,561)	(152,297)	(604,754)

Institutional Class Shares
Proceeds from shares issued	716,026	40,113	105,496	(c)
Dividends reinvested	8,613	–	22	(c)
Cost of shares redeemed	(579,395)	(165)	(30,252	)(c)

Total Institutional Class Shares	145,244	39,948	75,266	(c)

Change in net assets from capital transactions	$(561,612)	$(1,000,954)	$(9,275,092)

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	75,105	15,531	50,026
Reinvested	12,596	–	–
Redeemed	(43,774)	(8,418)	(25,336)

Total Class A Shares	43,927	7,113	24,690

Class C Shares (Note 11)
Issued	25,765	4,486	11,334
Reinvested	3,555	–	–
Redeemed	(6,820)	(2,216)	(9,302)

Total Class C Shares	22,500	2,270	2,032

Class M Shares (Note 11)
Issued	310,689	98,666	446,897
Reinvested	538,851	–	12,236
Redeemed	(916,083)	(157,612)	(1,010,879)

Total Class M Shares	(66,543)	(58,946)	(551,746)

Institutional Service Class Shares (Note 11) (b)
Issued	3,775	–	551
Reinvested	5,838	–	46
Redeemed	(15,130)	(8,734)	(41,111)

Total Institutional Service Class Shares	(5,517)	(8,734)	(40,514)

Institutional Class Shares
Issued	41,800	2,351	6,260	(c)
Reinvested	535	–	2	(c)
Redeemed	(33,756)	(10)	(1,737	)(c)

Total Institutional Class Shares	8,579	2,341	4,525	(c)

Total change in shares	2,946	(55,956)	(561,013)

Amounts designated as “-” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

63

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Technology & Science Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$17.54	–	1.51	1.51	(0.02)	(1.57)	(1.59)	$17.46	9.66%	$3,206,650	1.27%	(0.01%	)	1.27%	25.31%
Period Ended October 31, 2014 (g)(h)	$16.53	(0.01)	1.02	1.01	–	–	–	$17.54	6.11%	$2,450,895	1.45%	(0.32%	)	1.46%	7.60%
Year Ended July 31, 2014 (g)	$13.51	(0.03)	3.05	3.02	–	–	–	$16.53	22.35%	$2,192,132	1.37%	(0.23%	)	1.39%	36.99%
Year Ended July 31, 2013 (g)	$11.56	(0.02)	1.97	1.95	–	–	–	$13.51	16.87%	$1,458,286	1.45%	(0.13%	)	1.58%	45.00%
Year Ended July 31, 2012 (g)	$10.98	(0.06)	0.64	0.58	–	–	–	$11.56	5.28%	$1,397,618	1.45%	(0.57%	)	1.60%	11.00%
Year Ended July 31, 2011 (g)	$9.05	(0.06)	1.99	1.93	–	–	–	$10.98	21.33%	$1,973,765	1.45%	(0.61%	)	1.58%	16.00%

Class C Shares
Year Ended October 31, 2015 (g)	$16.68	(0.11)	1.42	1.31	–	(1.57)	(1.57)	$16.42	8.90%	$926,389	1.99%	(0.71%	)	1.99%	25.31%
Period Ended October 31, 2014 (g)(h)	$15.74	(0.04)	0.98	0.94	–	–	–	$16.68	5.97%	$565,917	2.05%	(0.92%	)	2.17%	7.60%
Year Ended July 31, 2014 (g)	$12.95	(0.13)	2.92	2.79	–	–	–	$15.74	21.54%	$498,395	2.05%	(0.90%	)	2.05%	36.99%
Year Ended July 31, 2013 (g)	$11.15	(0.09)	1.89	1.80	–	–	–	$12.95	16.14%	$383,795	2.05%	(0.73%	)	2.08%	45.00%
Year Ended July 31, 2012 (g)	$10.66	(0.12)	0.61	0.49	–	–	–	$11.15	4.60%	$118,946	2.05%	(1.17%	)	2.10%	11.00%
Year Ended July 31, 2011 (g)	$8.84	(0.13)	1.95	1.82	–	–	–	$10.66	20.59%	$271,742	2.05%	(1.21%	)	2.08%	16.00%

Class M Shares
Year Ended October 31, 2015 (g)	$18.10	0.07	1.55	1.62	(0.08)	(1.57)	(1.65)	$18.07	10.02%	$100,410,733	0.95%	0.39%		0.95%	25.31%
Period Ended October 31, 2014 (g)(h)	$17.04	–	1.06	1.06	–	–	–	$18.10	6.22%	$101,788,290	1.05%	0.09%		1.08%	7.60%
Year Ended July 31, 2014 (g)	$13.90	0.03	3.14	3.17	(0.03)	–	(0.03)	$17.04	22.85%	$96,832,238	0.99%	0.18%		0.99%	36.99%
Year Ended July 31, 2013 (g)	$11.85	0.03	2.02	2.05	–	–	–	$13.90	17.30%	$86,675,286	1.05%	0.27%		1.08%	45.00%
Year Ended July 31, 2012 (g)	$11.21	(0.02)	0.66	0.64	–	–	–	$11.85	5.71%	$76,669,709	1.05%	(0.17%	)	1.10%	11.00%
Year Ended July 31, 2011 (g)	$9.20	(0.02)	2.03	2.01	–	–	–	$11.21	21.85%	$86,181,523	1.05%	(0.21%	)	1.08%	16.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2015 (g)	$18.05	0.06	1.53	1.59	(0.04)	(1.57)	(1.61)	$18.03	9.89%	$1,019,308	1.03%	0.32%		1.03%	25.31%
Period Ended October 31, 2014 (g)(h)	$17.00	–	1.05	1.05	–	–	–	$18.05	6.18%	$1,119,698	1.20%	(0.04%	)	1.25%	7.60%
Year Ended July 31, 2014 (g)	$13.87	–	3.14	3.14	(0.01)	–	(0.01)	$17.00	22.63%	$1,203,010	1.17%	0.01%		1.20%	36.99%
Year Ended July 31, 2013 (g)	$11.83	0.02	2.02	2.04	–	–	–	$13.87	17.24%	$1,543,971	1.14%	0.18%		1.33%	45.00%
Year Ended July 31, 2012 (g)	$11.20	(0.03)	0.66	0.63	–	–	–	$11.83	5.63%	$2,767,525	1.11%	(0.23%	)	1.35%	11.00%
Year Ended July 31, 2011 (g)	$9.20	(0.03)	2.03	2.00	–	–	–	$11.20	21.74%	$1,980,407	1.09%	(0.25%	)	1.33%	16.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$18.06	0.03	1.60	1.63	(0.08)	(1.57)	(1.65)	$18.04	10.11%	$278,563	0.95%	0.16%		0.95%	25.31%
Period Ended October 31, 2014 (g)(h)	$17.00	–	1.06	1.06	–	–	–	$18.06	6.24%	$124,010	1.05%	0.05%		1.08%	7.60%
Period Ended July 31, 2014 (g)(j)	$14.53	(0.02)	2.52	2.50	(0.03)	–	(0.03)	$17.00	17.25%	$76,937	0.96%	(0.14%	)	0.96%	36.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

64

Fund Commentary	Nationwide Geneva Mid Cap Growth Fund

For the annual period ended October 31, 2015, the Nationwide Geneva Mid Cap Growth Fund (Class A at NAV) returned 10.89% versus 4.94% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Growth Funds (consisting of 395 funds as of October 31, 2015) was 2.72% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This relative outperformance was the result of stock selection and a market shift back towards high quality companies. For the first nine months of the period the volatility in the market was relatively benign with the CBOE Volatility Index® (VIX®) trading around 15 for the majority of that period, but beginning in August, markets experienced a correction followed by a swift rally to finish the twelve month period relatively flat. While the fundamentals of the US economy appear stable, the myriad of uncertainties emanating from home and abroad kept the market on edge. Since May, investors have had to digest a number of shocks including: a precipitous economic slowdown in China (followed by a 50% correction in their stock market), recession fears in many emerging markets, Russia sending troops into Syria, weakened multi-national earnings, lower oil prices (and declines in energy related employment and capital expenditure) and continued dysfunction in Washington.

Compounding these issues was the September commentary from the Federal Reserve (Fed) which injected additional uncertainty into the timing of a potential rate hike. More recently, the economic backdrop has stabilized and the October U.S. employment report and more hawkish commentary from Fed members have put the probability of a December rate hike up near 75%.

Given this market volatility and uncertainty surrounding the Fed, there has been a shift in the performance of stocks back towards high quality companies. During the past 12 months, high quality companies have outperformed low quality companies by a wide margin; high quality companies (those rated B+ or better*) have returned 2.78% versus low quality companies (those rated B or worse*) returning -8.80%. This performance dispersion has continued more recently with high quality outperforming low quality by 5.96% during the past three months.

Within the Russell Midcap Growth Index, for the year-to-date period, low beta companies outperformed high beta companies, low debt-to-cap companies outperformed high debt-to-cap and the highest return-on- equity (ROE) companies outperformed the low ROE companies, all indicating a bias towards high quality companies.

Performance within the Fund was broad based with seven of the sectors positively contributing to relative performance. At the sector level, performance was driven by the technology, consumer discretionary and producer durables sectors. Detracting from performance were the consumer staples and materials & processing sectors.

At the stock level performance was driven by O’Reilly Automotive, Inc. (consumer discretionary), Manhattan Associates, Inc. (technology) and Tyler Technologies, Inc. (technology). O’Reilly Automotive continued to beat expectations and earnings have accelerated from past quarters. The company continues to take market share and outperform the industry due to their investments in the do-it-yourself segment around labor hours, inventory and their loyalty card program. The company is also taking advantage of disruption at competitors. Manhattan Associates continues to beat expectations and has again raised guidance. The company is benefiting from customers prioritizing supply chain modernization and omni-channel retail initiatives. Manhattan remains well positioned to steadily take share from legacy point solutions and in-house alternatives. Tyler Technologies was up during the period as the company benefited from the flight to quality and a strengthening deal pipeline, which has resulted in a stronger competitive position in the industry. Detracting from performance was Range Resources Corporation (energy), Genesee &

65

Fund Commentary (con’t.)	Nationwide Geneva Mid Cap Growth Fund

Wyoming Inc. (industrials) and Polaris Industries Inc. (consumer discretionary). Both Range Resources and Genesee & Wyoming were down in sympathy with broader energy markets which were down 36% during the period. Polaris shares underperformed due to a disappointing third quarter earnings report. Even though the company met most consensus metrics, the paint issues in the Spirit Lake facility continued to be a headwind. Also, there are some concerns about competition as players like Can-am are introducing new models of their off-road vehicles.

Going into the end of the year we anticipate the volatility in markets to continue as investors continue to digest incoming US economic data and its impact on the direction of US interest rates. Additionally, fourth quarter earnings look challenged as companies are struggling with weak top-line growth, a strong US dollar, higher wages and slowing growth ex-US. A significant slowdown in earnings momentum could give the markets reason to weaken, although long term, we believe markets are still in an uptrend and we would use these pullbacks as opportunities to strategically add to positions.

Subadviser:

Henderson Geneva Capital Management

Portfolio Managers:

Amy S. Croen, Michelle J. Picard, William A. Priebe and William Scott Priebe

*Stock ratings are provided by Standard & Poor’s and Bank of America Merrill Lynch US Quantitative strategy. Stock rankings are assigned to all US equity securities which have the required 10 years of earnings and dividend history as required by Standard & Poor’s.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

66

Fund Overview	Nationwide Geneva Mid Cap Growth Fund

Asset Allocation†

Common Stocks	96.9%
Repurchase Agreement	1.8%
Mutual Fund	0.1%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Software	13.3%
Health Care Equipment & Supplies	10.2%
Information Technology Services	9.4%
Specialty Retail	9.1%
Machinery	5.8%
Textiles, Apparel & Luxury Goods	4.9%
Banks	4.1%
Capital Markets	3.5%
Food Products	3.4%
Professional Services	3.0%
Other Industries*	33.3%
100.0%

Top Holdings††

O’Reilly Automotive, Inc.	3.7%
Fiserv, Inc.	3.0%
Tyler Technologies, Inc.	3.0%
Under Armour, Inc., Class A	3.0%
Tractor Supply Co.	3.0%
Manhattan Associates, Inc.	3.0%
Middleby Corp. (The)	2.5%
Cognizant Technology Solutions Corp., Class A	2.4%
Amphenol Corp., Class A	2.3%
Church & Dwight Co., Inc.	2.2%
Other Holdings*	71.9%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Class A at NAV) returned 10.89%, outperforming its benchmark by 5.95% and outperforming the Lipper peer category median by 8.17%

•	This relative outperformance was the result of stock selection and a market shift back towards high quality companies

•	Detracting from performance were the consumer staples and materials & processing sectors

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

67

Fund Performance	Nationwide Geneva Mid Cap Growth Fund

Average Annual Total Return

(For the periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	10.89%	12.83%	8.82%	N/A
	w/ SC3	4.53%	11.56%	8.21%	N/A
Class C1	w/o SC2	10.06%	12.12%	8.09%	N/A
	w/ SC4	9.06%	N/A	N/A	N/A
Institutional Service Class[1,5,6]		11.14%	13.13%	9.01%	N/A
Institutional Class[5]		11.31%	N/A	N/A	9.02%	[7]
Russell Midcap® Growth Index		4.94%	14.10%	9.08%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.23%
Class C	1.88%
Institutional Service Class	0.94%
Institutional Class	0.80%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

68

Fund Performance (con’t.)	Nationwide Geneva Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of share.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Geneva Mid Cap Growth Fund versus the Russell Midcap® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Mid Cap Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

69

Shareholder Expense Example	Nationwide Geneva Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Mid Cap Growth Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,025.50	5.87	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.41	5.85	1.15
Class C Shares	Actual	(a)	1,000.00	1,021.30	9.43	1.85
	Hypothetical	(a)(b)	1,000.00	1,015.88	9.40	1.85
Institutional Service Class Shares	Actual	(a)	1,000.00	1,026.40	4.60	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.67	4.58	0.90
Institutional Class Shares	Actual	(a)	1,000.00	1,027.40	3.88	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.87	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

70

Statement of Investments

October 31, 2015

Nationwide Geneva Mid Cap Growth Fund

Common Stocks 96.9%

	Shares	Market Value

Banks 4.0%
East West Bancorp, Inc.	523,602	$21,148,285
Signature Bank*	155,680	23,183,865

		44,332,150

Capital Markets 3.5%
Affiliated Managers Group, Inc.*	98,554	17,765,344
Raymond James Financial, Inc.	370,137	20,398,250

		38,163,594

Commercial Services & Supplies 2.9%
Copart, Inc.*	487,768	17,662,079
Stericycle, Inc.*	120,779	14,658,947

		32,321,026

Distributors 2.1%
LKQ Corp.*	796,910	23,596,505

Diversified Financial Services 2.0%
Intercontinental Exchange, Inc.	89,391	22,562,288

Electrical Equipment 1.1%
Acuity Brands, Inc.	54,756	11,969,662

Electronic Equipment, Instruments & Components 2.3%
Amphenol Corp., Class A	465,820	25,256,760

Food Products 3.4%
Hain Celestial Group, Inc. (The)*	431,870	21,528,720
J.M. Smucker Co. (The)	134,859	15,831,098

		37,359,818

Health Care Equipment & Supplies 10.1%
Align Technology, Inc.*	278,835	18,252,539
C.R. Bard, Inc.	112,083	20,886,667
Cooper Cos., Inc. (The)	108,408	16,517,043
IDEXX Laboratories, Inc.*	158,547	10,879,495
Sirona Dental Systems, Inc.*	194,443	21,219,565
STERIS Corp. (a)	115,145	8,630,118
Varian Medical Systems, Inc.*	190,984	14,997,973

		111,383,400

Health Care Technology 2.1%
Cerner Corp.*	357,146	23,675,208

Hotels, Restaurants & Leisure 2.9%
Chipotle Mexican Grill, Inc.*	29,587	18,942,485
Panera Bread Co., Class A*	75,995	13,479,233

		32,421,718

Household Products 2.2%
Church & Dwight Co., Inc.	278,079	23,939,821

Industrial Conglomerates 1.6%
Roper Technologies, Inc.	95,133	17,728,035

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 9.3%
Broadridge Financial Solutions, Inc.	189,312	$11,279,209
Cognizant Technology Solutions Corp., Class A*	378,240	25,761,926
Fiserv, Inc.*	342,582	33,062,589
Gartner, Inc.*	238,411	21,616,725
MAXIMUS, Inc.	162,188	11,061,222

		102,781,671

Internet Software & Services 2.4%
CoStar Group, Inc.* (a)	78,456	15,932,060
j2 Global, Inc.	130,196	10,096,700

		26,028,760

Leisure Products 1.4%
Polaris Industries, Inc.	140,010	15,728,723

Life Sciences Tools & Services 1.6%
PAREXEL International Corp.*	275,532	17,391,580

Machinery 5.7%
IDEX Corp.	224,198	17,209,438
Middleby Corp. (The)*	236,190	27,620,059
Wabtec Corp.	222,878	18,469,900

		63,299,397

Oil, Gas & Consumable Fuels 1.0%
Concho Resources, Inc.*	96,248	11,156,106

Pharmaceuticals 1.0%
Perrigo Co. PLC	73,112	11,532,687

Professional Services 3.0%
IHS, Inc., Class A*	103,047	12,318,238
Verisk Analytics, Inc., Class A*	286,669	20,528,367

		32,846,605

Road & Rail 2.4%
Genesee & Wyoming, Inc., Class A*	173,719	11,656,545
J.B. Hunt Transport Services, Inc.	188,629	14,405,597

		26,062,142

Software 13.2%
ANSYS, Inc.* (a)	210,531	20,065,710
Intuit, Inc.	232,371	22,639,907
Manhattan Associates, Inc.*	442,939	32,268,106
Red Hat, Inc.*	283,149	22,399,917
Tyler Technologies, Inc.*	191,744	32,665,508
Ultimate Software Group, Inc. (The)*	73,761	15,073,060

		145,112,208

Specialty Retail 9.0%
O’Reilly Automotive, Inc.*	147,474	40,741,167
Tiffany & Co.	171,735	14,157,833
Tractor Supply Co.	349,568	32,296,588
Williams-Sonoma, Inc.	158,106	11,660,318

		98,855,906

71

Statement of Investments (Continued)

October 31, 2015

Nationwide Geneva Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 4.8%
Carter’s, Inc.	226,794	$20,611,039
Under Armour, Inc., Class A*	340,586	32,382,917

		52,993,956

Trading Companies & Distributors 1.9%
Beacon Roofing Supply, Inc.*	221,545	7,840,478
Fastenal Co. (a)	320,451	12,548,861

		20,389,339

Total Common Stocks (cost $772,115,322)		1,068,889,065

Mutual Fund 0.1%
Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	1,213,704	1,213,704

Total Mutual Fund (cost $1,213,704)		1,213,704

Repurchase Agreement 1.8%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $20,047,951, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $20,448,808. (c)(d)	$20,047,851	20,047,851

Total Repurchase Agreement (cost $20,047,851)		20,047,851

Total Investments (cost $793,376,877)(e) — 98.8%		1,090,150,620

Other assets in excess of liabilities — 1.2%		13,724,151

NET ASSETS — 100.0%		$1,103,874,771

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $38,110,078, which was collateralized by a money market fund and a repurchase agreement with a value of $1,213,704 and $20,047,851, respectively, and $17,134,062 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 6.25%, and maturity dates ranging from 11/05/15 — 05/15/30; a total value of $38,395,617.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $21,261,555.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

72

Statement of Assets and Liabilities

October 31, 2015

Nationwide Geneva Mid Cap Growth Fund
Assets:
Investments, at value* (cost $773,329,026)	$1,070,102,769
Repurchase agreement, at value (cost $20,047,851)	20,047,851

Total Investments, at value (total cost $793,376,877)	1,090,150,620

Cash	21,664,549
Dividends receivable	320,607
Security lending income receivable	2,896
Receivable for investments sold	17,984,498
Receivable for capital shares issued	2,397,968
Prepaid expenses	71,692

Total Assets	1,132,592,830

Liabilities:
Payable for investments purchased	5,225,793
Payable for capital shares redeemed	948,237
Payable upon return of securities loaned (Note 2)	21,261,555
Accrued expenses and other payables:
Investment advisory fees	629,758
Fund administration fees	29,710
Distribution fees	108,820
Administrative servicing fees	267,100
Accounting and transfer agent fees	100,140
Trustee fees	2,629
Custodian fees	3,800
Compliance program costs (Note 3)	429
Professional fees	30,432
Printing fees	109,232
Other	424

Total Liabilities	28,718,059

Net Assets	$1,103,874,771

Represented by:
Capital	$692,385,265
Accumulated net investment loss	(5,591,269)
Accumulated net realized gains from investments	120,307,032
Net unrealized appreciation/(depreciation) from investments	296,773,743

Net Assets	$1,103,874,771

*	Includes value of securities on loan of $38,110,078 (Note 2).

73

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Geneva Mid Cap Growth Fund
Net Assets:
Class A Shares	$202,116,190
Class C Shares	78,741,743
Institutional Service Class Shares	801,296,568
Institutional Class Shares	21,720,270

Total	$1,103,874,771

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,083,048
Class C Shares	3,159,310
Institutional Service Class Shares	27,498,490
Institutional Class Shares	742,925

Total	38,483,773

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$28.54
Class C Shares (b)	$24.92
Institutional Service Class Shares	$29.14
Institutional Class Shares	$29.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$30.28

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

74

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Geneva Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$5,704,494
Interest income	44,375
Income from securities lending (Note 2)	24,328

Total Income	5,773,197

EXPENSES:
Investment advisory fees	8,223,259
Fund administration fees	371,955
Distribution fees Class A	935,610
Distribution fees Class C	868,096
Administrative servicing fees Class A	608,794
Administrative servicing fees Class C	85,735
Administrative servicing fees Institutional Service Class	1,006,408
Registration and filing fees	63,663
Professional fees	62,137
Printing fees	179,236
Trustee fees	33,217
Custodian fees	43,028
Accounting and transfer agent fees	399,271
Compliance program costs (Note 3)	4,777
Other	38,097

Total Expenses	12,923,283

NET INVESTMENT LOSS	(7,150,086)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	121,348,840
Net change in unrealized appreciation/(depreciation) from investments	19,265,459

Net realized/unrealized gains from investments	140,614,299

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$133,464,213

The accompanying notes are an integral part of these financial statements.

75

Statements of Changes in Net Assets

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment loss	$(7,150,086)	$(2,179,132)	$(10,347,703)
Net realized gains from investments	121,348,840	72,074,032	108,159,253
Net change in unrealized appreciation/(depreciation) from investments	19,265,459	(3,339,934)	2,946,762

Change in net assets resulting from operations	133,464,213	66,554,966	100,758,312

Distributions to Shareholders From:
Net realized gains:
Class A	(64,241,063)	–	(25,361,042)
Class B (b)	–	–	–
Class C	(14,113,684)	–	(5,688,359)
Institutional Service Class (c)	(100,635,198)	–	(46,021,008)
Institutional Class	(765,378)	–	(515	)(d)

Change in net assets from shareholder distributions	(179,755,323)	–	(77,070,924)

Change in net assets from capital transactions	(183,825,845)	(235,211,307)	86,503,149

Change in net assets	(230,116,955)	(168,656,341)	110,190,537

Net Assets:
Beginning of period	1,333,991,726	1,502,648,067	1,392,457,530

End of period	$1,103,874,771	$1,333,991,726	$1,502,648,067

Accumulated distributions in excess of net investment loss at end of period	$(5,591,269)	$–	$(5,426,589)

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$59,561,906	$26,007,935	$104,894,746
Proceeds from shares issued from class conversion	–	–	2,015,421
Dividends reinvested	62,654,349	–	24,126,492
Cost of shares redeemed	(388,942,013)	(43,716,204)	(138,009,148)

Total Class A Shares	(266,725,758)	(17,708,269)	(6,972,489)

Class B Shares (Note 11) (b)
Proceeds from shares issued	–	–	1,748
Dividends reinvested	–	–	–
Cost of shares redeemed in class conversion	–	–	(2,015,421)
Cost of shares redeemed	–	–	(311,700)

Total Class B Shares	–	–	(2,325,373)

Class C Shares (Note 11)
Proceeds from shares issued	7,159,803	1,608,445	14,028,000
Dividends reinvested	13,368,847	–	5,132,718
Cost of shares redeemed	(30,037,979)	(7,632,704)	(21,009,450)

Total Class C Shares	(9,509,329)	(6,024,259)	(1,848,732)

Institutional Service Class Shares (Note 11) (c)
Proceeds from shares issued	355,901,071	50,829,385	316,755,456
Dividends reinvested	97,616,208	–	37,689,226
Cost of shares redeemed	(380,314,158)	(251,516,428)	(268,631,619)

Total Institutional Service Class Shares	73,203,121	(200,687,043)	85,813,063

76

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$20,699,496	$259,761	$11,932,537	(d)
Dividends reinvested	739,384	–	515	(d)
Cost of shares redeemed	(2,232,759)	(11,051,497)	(96,372)	(d)

Total Institutional Class Shares	19,206,121	(10,791,736)	11,836,680	(d)

Change in net assets from capital transactions	$(183,825,845)	$(235,211,307)	$86,503,149

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	2,125,460	902,197	3,623,353
Issued in class conversion	–	–	69,832
Reinvested	2,456,070	–	855,229
Redeemed	(13,599,827)	(1,510,257)	(4,767,055)

Total Class A Shares	(9,018,297)	(608,060)	(218,641)

Class B Shares (Note 11) (b)
Issued	–	–	70
Reinvested	–	–	–
Redeemed in class conversion	–	–	(77,898)
Redeemed	–	–	(12,147)

Total Class B Shares	–	–	(89,975)

Class C Shares (Note 11)
Issued	292,836	62,285	536,623
Reinvested	596,291	–	201,837
Redeemed	(1,221,422)	(294,920)	(804,161)

Total Class C Shares	(332,295)	(232,635)	(65,701)

Institutional Service Class Shares (Note 11) (c)
Issued	12,230,496	1,735,911	10,856,454
Reinvested	3,754,470	–	1,318,728
Redeemed	(13,445,856)	(8,559,034)	(9,188,510)

Total Institutional Service Class Shares	2,539,110	(6,823,123)	2,986,672

Institutional Class Shares
Issued	738,697	8,914	418,599	(d)
Reinvested	28,383	–	18	(d)
Redeemed	(77,705)	(370,681)	(3,300)	(d)

Total Institutional Class Shares	689,375	(361,767)	415,317	(d)

Total change in shares	(6,122,107)	(8,025,585)	3,027,672

Amounts designated as “-” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

77

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Mid Cap Growth Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$29.88	(0.20)	2.97	2.77	(4.11)	(4.11)	$28.54	10.89%	$202,116,190	1.20%	(0.72%	)	1.20%	15.30%
Period Ended October 31, 2014 (g)(h)	$28.50	(0.06)	1.44	1.38	–	–	$29.88	4.84%	$481,151,390	1.26%	(0.81%	)	1.26%	5.12%
Year Ended July 31, 2014 (g)	$28.09	(0.24)	2.18	1.94	(1.53)	(1.53)	$28.50	6.96%	$476,141,617	1.25%	(0.81%	)	1.26%	32.13%
Year Ended July 31, 2013 (g)	$23.26	(0.20)	5.46	5.26	(0.43)	(0.43)	$28.09	22.96%	$475,430,830	1.38%	(0.79%	)	1.45%	26.00%
Year Ended July 31, 2012 (g)	$22.71	(0.20)	1.20	1.00	(0.45)	(0.45)	$23.26	4.46%	$346,311,494	1.38%	(0.88%	)	1.51%	17.00%
Year Ended July 31, 2011 (g)	$17.92	(0.20)	5.02	4.82	(0.03)	(0.03)	$22.71	26.82%	$195,872,031	1.38%	(0.92%	)	1.54%	23.00%

Class C Shares
Year Ended October 31, 2015 (g)	$26.79	(0.35)	2.59	2.24	(4.11)	(4.11)	$24.92	10.06%	$78,741,743	1.88%	(1.40%	)	1.88%	15.30%
Period Ended October 31, 2014 (g)(h)	$25.59	(0.10)	1.30	1.20	–	–	$26.79	4.69%	$93,527,500	1.92%	(1.47%	)	1.92%	5.12%
Year Ended July 31, 2014 (g)	$25.52	(0.37)	1.97	1.60	(1.53)	(1.53)	$25.59	6.30%	$95,287,969	1.87%	(1.43%	)	1.87%	32.13%
Year Ended July 31, 2013 (g)	$21.29	(0.32)	4.98	4.66	(0.43)	(0.43)	$25.52	22.26%	$96,702,988	1.98%	(1.39%	)	1.95%	26.00%
Year Ended July 31, 2012 (g)	$20.96	(0.32)	1.10	0.78	(0.45)	(0.45)	$21.29	3.77%	$67,244,463	1.98%	(1.48%	)	2.01%	17.00%
Year Ended July 31, 2011 (g)	$16.64	(0.31)	4.66	4.35	(0.03)	(0.03)	$20.96	26.14%	$32,580,381	1.98%	(1.52%	)	2.04%	23.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2015 (g)	$30.36	(0.13)	3.02	2.89	(4.11)	(4.11)	$29.14	11.14%	$801,296,568	0.92%	(0.44%	)	0.92%	15.30%
Period Ended October 31, 2014 (g)(h)	$28.92	(0.03)	1.47	1.44	–	–	$30.36	4.98%	$757,684,581	0.89%	(0.43%	)	0.89%	5.12%
Year Ended July 31, 2014 (g)	$28.41	(0.16)	2.20	2.04	(1.53)	(1.53)	$28.92	7.24%	$919,189,168	0.98%	(0.54%	)	0.99%	32.13%
Year Ended July 31, 2013 (g)	$23.46	(0.14)	5.52	5.38	(0.43)	(0.43)	$28.41	23.28%	$818,056,645	1.13%	(0.54%	)	1.02%	26.00%
Year Ended July 31, 2012 (g)	$22.85	(0.15)	1.21	1.06	(0.45)	(0.45)	$23.46	4.70%	$431,911,298	1.13%	(0.63%	)	1.26%	17.00%
Year Ended July 31, 2011 (g)	$17.98	(0.15)	5.05	4.90	(0.03)	(0.03)	$22.85	27.25%	$215,698,880	1.13%	(0.67%	)	1.29%	23.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$30.41	(0.08)	3.02	2.94	(4.11)	(4.11)	$29.24	11.31%	$21,720,270	0.77%	(0.28%	)	0.77%	15.30%
Period Ended October 31, 2014 (g)(h)	$28.96	(0.03)	1.48	1.45	–	–	$30.41	5.01%	$1,628,255	0.84%	(0.38%	)	0.84%	5.12%
Period Ended July 31, 2014 (g)(j)	$29.70	(0.08)	0.87	0.79	(1.53)	(1.53)	$28.96	2.72%	$12,029,313	0.80%	(0.31%	)	0.80%	32.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

78

Fund Commentary	Nationwide Geneva Small Cap Growth Fund

For the annual period ended October 31, 2015, the Nationwide Geneva Small Cap Growth Fund (Institutional Service Class) returned 12.61% versus 3.52% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 551 funds as of October 31, 2015) was 2.14% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This relative outperformance was the result of stock selection and a market shift back towards high quality companies. For the first nine months of the period the volatility in the market was relatively benign with the CBOE Volatility Index® (VIX®) trading around 15 for the majority of that period, but beginning in August, markets experienced a correction followed by a swift rally to finish the twelve month period relatively flat. While the fundamentals of the US economy appear stable, the myriad of uncertainties emanating from home and abroad kept the market on edge. Since May, investors have had to digest a number of shocks including: a precipitous economic slowdown in China (followed by a 50% correction in their stock market), recession fears in many emerging markets, Russia sending troops into Syria, weakened multi-national earnings, lower oil prices (and declines in energy related employment and capex) and continued dysfunction in Washington.

Compounding these issues was the September commentary from the Federal Reserve (Fed) which injected additional uncertainty into the timing of a potential rate hike. More recently, the economic backdrop has stabilized and the October US employment report and more hawkish commentary from Fed members have put the probability of a December rate hike up near 75%.

Given this market volatility and uncertainty surrounding the Fed, there has been a shift in the performance of stocks back towards high quality companies. During the past 12 months, high quality companies have outperformed low quality companies by a wide margin; high quality companies (those rated B+ or better*) have returned 2.78% versus low quality companies (those rated B or worse*) returning -8.80%. This performance dispersion has continued more recently with high quality outperforming low quality by 5.96% during the past three months.

Within the Russell 2000 Growth Index, for the year-to-date period, low beta companies outperformed high beta companies, high return-on-equity (ROE) companies outperformed low ROE companies and non-earning companies underperformed, all indicating a bias towards high quality companies.

Performance within the Fund was broad based with six of the sectors positively contributing to relative performance. At the sector level, performance was driven by the health care, materials & processing and financial services sectors. Detracting from performance were the energy, technology and utilities sectors.

At the stock level performance was driven by Abiomed, Inc. (health care), Tyler Technologies, Inc. (technology) and MarketAxess Holdings Inc. (financial services). Abiomed was up during the period due to the company receiving FDA approval for the Impella 2.5 system for use in high-risk angioplasty procedures. This approval enables the company to become more aggressive in its marketing and should drive increased penetration and broader market access. Tyler Technologies outperformed during the period as the company benefited from the flight to quality and a strengthening deal pipeline, which has resulted in a stronger competitive position in the industry. MarketAxess saw strength during the period and benefited from industry trends which seem to be in the company’s favor with healthy fixed income trading volumes and market share gains. These metrics should continue to improve as fixed income secondary trading accelerates and interest rates (potentially) increase later this year. Detracting from performance was Bonanza Creek Energy, Inc. (energy), SM Energy Co. (energy) and Gulfport Energy Corp. (energy), down in sympathy with broader energy markets which were down 41% during the period.

79

Fund Commentary (con’t.)	Nationwide Geneva Small Cap Growth Fund

Going into the end of the year, we anticipate the volatility in markets to continue as investors continue to digest incoming US economic data and its impact on the direction of US interest rates. Additionally, fourth quarter earnings look challenged as companies are struggling with weak top-line growth, a strong US dollar, higher wages and slowing growth ex-US. A significant slowdown in earnings momentum could give the markets reason to weaken, although long-term we believe markets are still in an uptrend and we would use these pullbacks as opportunities to strategically add to positions.

Subadviser:

Henderson Geneva Capital Management

Portfolio Managers:

Amy S. Croen, Michelle J. Picard, William A. Priebe and William Scott Priebe

*Stock ratings are provided by Standard & Poor’s and Bank of America Merrill Lynch US Quantitative strategy. Stock rankings are assigned to all US equity securities which have the required 10 years of earnings and dividend history as required by Standard & Poor’s.

The Fund is subject to the risks of investing in equity securities (including small companies). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

80

Fund Overview	Nationwide Geneva Small Cap Growth Fund

Asset Allocation†
Common Stocks	94.1%
Repurchase Agreement	3.6%
Mutual Fund	0.2%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries††
Software	14.0%
Health Care Equipment & Supplies	12.5%
Machinery	9.3%
Banks	5.0%
Chemicals	4.2%
Life Sciences Tools & Services	4.2%
Specialty Retail	3.8%
Hotels, Restaurants & Leisure	3.6%
Commercial Services & Supplies	3.4%
Diversified Financial Services	3.3%
Other Industries*	36.7%
100.0%

Top Holdings††
Tyler Technologies, Inc.	3.4%
MarketAxess Holdings, Inc.	3.3%
Ultimate Software Group, Inc. (The)	3.2%
Acuity Brands, Inc.	3.1%
Bank of the Ozarks, Inc.	3.1%
Cantel Medical Corp.	3.0%
Monro Muffler Brake, Inc.	3.0%
Middleby Corp. (The)	2.9%
Allegiant Travel Co.	2.5%
Blackbaud, Inc.	2.4%
Other Holdings*	70.1%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 12.61%, outperforming its benchmark by 9.09% and outperforming the Lipper peer category median by 10.47%

•	Relative outperformance was the result of excellent stock selection and a market shift back towards high quality companies

•	Detracting from performance were the energy, technology and utilities sectors

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

81

Fund Performance	Nationwide Geneva Small Cap Growth Fund

Average Annual Total Return

(For the periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	12.30%	14.88%	17.2%	[3]
	w/ SC4	5.83%	13.59%	16.17%	[3]
Class C1	w/o SC2	11.49%	14.17%	16.49%	[3]
	w/ SC5	10.49%	N/A	N/A
Institutional Service Class[1,6,7]		12.61%	15.20%	17.51%	[3]
Institutional Class[6]		12.72%	N/A	7.65%	[8]
Russell 2000® Growth Index		3.52%	13.56%	15.79%
CPI		0.17%	1.69%	1.55%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of June 12, 2009.

[4]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.41%
Class C	2.12%
Institutional Service Class	1.13%
Institutional Class	1.03%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

82

Fund Performance (con’t.)	Nationwide Geneva Small Cap Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Geneva Small Cap Growth Fund since inception* through 10/31/15 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) 7/1/09 through 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide Geneva Small Cap Growth Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Small Cap Growth Fund.

83

Shareholder Expense Example	Nationwide Geneva Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Small Cap Growth Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,046.70	6.91	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Class C Shares	Actual	(a)	1,000.00	1,042.80	10.86	2.11
	Hypothetical	(a)(b)	1,000.00	1,014.57	10.71	2.11
Institutional Service Class Shares	Actual	(a)	1,000.00	1,048.40	5.42	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05
Institutional Class Shares	Actual	(a)	1,000.00	1,049.00	4.70	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.62	4.63	0.91

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

84

Statement of Investments

October 31, 2015

Nationwide Geneva Small Cap Growth Fund

Common Stocks 94.1%

	Shares	Market Value

Air Freight & Logistics 1.1%
Echo Global Logistics, Inc.*	50,384	$1,198,635
Hub Group, Inc., Class A*	45,925	1,836,082

		3,034,717

Airlines 2.5%
Allegiant Travel Co.	34,935	6,897,916

Auto Components 1.2%
Dorman Products, Inc.*	71,906	3,356,572

Banks 4.9%
Bank of the Ozarks, Inc.	165,905	8,298,568
Texas Capital Bancshares, Inc.*	92,808	5,123,002

		13,421,570

Building Products 0.8%
AAON, Inc.	107,676	2,204,128

Chemicals 4.1%
Balchem Corp.	87,071	5,946,949
Sensient Technologies Corp.	83,909	5,476,741

		11,423,690

Commercial Services & Supplies 3.3%
Healthcare Services Group, Inc.	170,322	6,346,198
Team, Inc.*	78,893	2,761,255

		9,107,453

Consumer Finance 1.7%
PRA Group, Inc.* (a)	83,671	4,585,171

Distributors 0.9%
LKQ Corp.*	84,744	2,509,270

Diversified Consumer Services 2.3%
Bright Horizons Family Solutions, Inc.*	100,388	6,426,840

Diversified Financial Services 3.2%
MarketAxess Holdings, Inc.	87,190	8,833,219

Electrical Equipment 3.1%
Acuity Brands, Inc.	38,938	8,511,847

Electronic Equipment, Instruments & Components 1.5%
Cognex Corp.	106,599	4,008,122

Energy Equipment & Services 0.9%
Dril-Quip, Inc.*	38,582	2,375,108

Food Products 1.9%
J&J Snack Foods Corp.	43,355	5,323,560

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 12.3%
ABIOMED, Inc.*	87,610	$6,453,353
Cantel Medical Corp.	138,253	8,195,638
Globus Medical, Inc., Class A*	166,503	3,721,342
Masimo Corp.*	154,140	6,116,275
Natus Medical, Inc.*	78,893	3,591,998
Neogen Corp.*	108,037	5,839,400

		33,918,006

Health Care Technology 2.4%
Medidata Solutions, Inc.*	101,287	4,355,341
Omnicell, Inc.*	84,922	2,309,878

		6,665,219

Hotels, Restaurants & Leisure 3.5%
Chuy’s Holdings, Inc.*	115,978	3,155,761
Panera Bread Co., Class A*	21,080	3,738,960
Red Robin Gourmet Burgers, Inc.*	38,162	2,857,952

		9,752,673

Information Technology Services 1.4%
Virtusa Corp.*	66,411	3,813,984

Internet Software & Services 1.2%
Envestnet, Inc.* (a)	108,215	3,231,300

Life Sciences Tools & Services 4.1%
Bio-Techne Corp.	58,584	5,167,109
PAREXEL International Corp.*	98,120	6,193,334

		11,360,443

Machinery 9.1%
Barnes Group, Inc.	123,503	4,642,478
Donaldson Co., Inc.	125,292	3,783,818
Middleby Corp. (The)*	65,873	7,703,189
Proto Labs, Inc.* (a)	56,855	3,686,478
RBC Bearings, Inc.*	76,679	5,244,077

		25,060,040

Oil, Gas & Consumable Fuels 0.7%
Gulfport Energy Corp.*	64,499	1,965,284

Professional Services 2.2%
Advisory Board Co. (The)*	71,842	3,148,835
Exponent, Inc.	59,004	3,033,395

		6,182,230

Road & Rail 2.0%
Genesee & Wyoming, Inc., Class A*	46,883	3,145,849
Marten Transport Ltd.	139,326	2,283,553

		5,429,402

85

Statement of Investments (Continued)

October 31, 2015

Nationwide Geneva Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software 13.7%
Blackbaud, Inc.	104,331	$6,540,510
Bottomline Technologies de, Inc.*	121,828	3,372,199
ePlus, Inc.*	15,766	1,330,966
FactSet Research Systems, Inc.	25,502	4,465,910
Fair Isaac Corp.	46,404	4,286,338
Tyler Technologies, Inc.*	54,404	9,268,266
Ultimate Software Group, Inc. (The)*	41,863	8,554,704

		37,818,893

Specialty Retail 3.7%
Hibbett Sports, Inc.*	63,422	2,166,496
Monro Muffler Brake, Inc.	108,749	8,065,913

		10,232,409

Textiles, Apparel & Luxury Goods 1.8%
G-III Apparel Group Ltd.*	89,344	4,921,961

Thrifts & Mortgage Finance 1.3%
BofI Holding, Inc.* (a)	46,463	3,717,505

Trading Companies & Distributors 1.3%
Beacon Roofing Supply, Inc.*	103,496	3,662,723

Total Common Stocks (cost $230,386,684)		259,751,255

Mutual Fund 0.2%
Money Market Fund 0.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	601,244	601,244

Total Mutual Fund (cost $601,244)		601,244

Repurchase Agreement 3.6%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $9,931,348, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $10,129,924. (c)(d)	$9,931,298	$9,931,298

Total Repurchase Agreement (cost $9,931,298)		9,931,298

Total Investments (cost $240,919,226) (e) — 97.9%		270,283,797

Other assets in excess of liabilities — 2.1%		5,864,677

NET ASSETS — 100.0%		$276,148,474

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $9,710,438.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $10,532,542.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

86

Statement of Assets and Liabilities

October 31, 2015

Nationwide Geneva Small Cap Growth Fund
Assets:
Investments, at value* (cost $230,987,928)	$260,352,499
Repurchase agreement, at value (cost $9,931,298)	9,931,298

Total Investments, at value (total cost $240,919,226)	270,283,797

Cash	13,799,886
Dividends receivable	4,771
Security lending income receivable	3,631
Receivable for investments sold	1,271,813
Receivable for capital shares issued	4,735,092
Prepaid expenses	28,777

Total Assets	290,127,767

Liabilities:
Payable for investments purchased	1,955,442
Payable for capital shares redeemed	1,195,726
Payable upon return of securities loaned (Note 2)	10,532,542
Accrued expenses and other payables:
Investment advisory fees	184,834
Fund administration fees	11,715
Distribution fees	28,558
Administrative servicing fees	29,256
Accounting and transfer agent fees	2,443
Trustee fees	683
Custodian fees	245
Compliance program costs (Note 3)	57
Professional fees	22,420
Printing fees	10,518
Recoupment fees (Note 3)	4,593
Other	261

Total Liabilities	13,979,293

Net Assets	$276,148,474

Represented by:
Capital	$234,441,725
Accumulated distributions in excess of net investment loss	(1,400,121)
Accumulated net realized gains from investments	13,742,299
Net unrealized appreciation/(depreciation) from investments	29,364,571

Net Assets	$276,148,474

*	Includes value of securities on loan of $9,710,438 (Note 2).

87

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Geneva Small Cap Growth Fund
Net Assets:
Class A Shares	$58,860,727
Class C Shares	20,731,518
Institutional Service Class Shares	166,949,030
Institutional Class Shares	29,607,199

Total	$276,148,474

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,313,727
Class C Shares	483,510
Institutional Service Class Shares	3,655,831
Institutional Class Shares	646,767

Total	6,099,835

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$44.80
Class C Shares (b)	$42.88
Institutional Service Class Shares	$45.67
Institutional Class Shares	$45.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$47.53

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

88

Statement of Operations

Nationwide Geneva Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$751,269
Interest income	11,033
Income from securities lending (Note 2)	7,579

Total Income	769,881

EXPENSES:
Investment advisory fees	1,581,506
Fund administration fees	119,460
Distribution fees Class A	93,174
Distribution fees Class C	167,370
Administrative servicing fees Class A	46,775
Administrative servicing fees Class C	16,293
Administrative servicing fees Institutional Service Class	114,178
Registration and filing fees	34,560
Professional fees	30,203
Printing fees	27,908
Trustee fees	4,901
Custodian fees	5,637
Accounting and transfer agent fees	21,933
Compliance program costs (Note 3)	722
Recoupment fees (Note 3)	4,593
Other	9,263

Total Expenses	2,278,476

NET INVESTMENT LOSS	(1,508,595)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	14,031,015
Net change in unrealized appreciation/(depreciation) from investments	5,578,602

Net realized/unrealized gains from investments	19,609,617

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,101,022

The accompanying notes are an integral part of these financial statements.

89

Statements of Changes in Net Assets

	Nationwide Geneva Small Cap Growth Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment loss	$(1,508,595)	$(431,747)	$(1,446,926)
Net realized gains from investments	14,031,015	1,865,648	8,299,863
Net change in unrealized appreciation/(depreciation) from investments	5,578,602	8,274,130	(6,908,932)

Change in net assets resulting from operations	18,101,022	9,708,031	(55,995)

Distributions to Shareholders From:
Net realized gains:
Class A	(1,872,308)	–	(1,065,380)
Class C	(926,519)	–	(502,214)
Institutional Service Class (b)	(6,004,295)	–	(2,586,446)
Institutional Class	(40,360)	–	(325	)(c)

Change in net assets from shareholder distributions	(8,843,482)	–	(4,154,365)

Change in net assets from capital transactions	108,998,687	6,969,663	35,748,830

Change in net assets	118,256,227	16,677,694	31,538,470

Net Assets:
Beginning of period	157,892,247	141,214,553	109,676,083

End of period	$276,148,474	$157,892,247	$141,214,553

Accumulated distributions in excess of net investment loss at end of period	$(1,400,121)	$–	$(911,073)

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$31,413,951	$5,808,411	$25,755,368
Dividends reinvested	1,853,097	–	1,038,753
Cost of shares redeemed	(8,637,995)	(3,693,697)	(22,224,052)

Total Class A Shares	24,629,053	2,114,714	4,570,069

Class C Shares (Note 11)
Proceeds from shares issued	7,175,913	812,268	6,693,233
Dividends reinvested	900,375	–	493,337
Cost of shares redeemed	(4,027,314)	(1,312,584)	(3,128,668)

Total Class C Shares	4,048,974	(500,316)	4,057,902

Institutional Service Class Shares (Note 11) (b)
Proceeds from shares issued	88,016,823	18,897,330	68,410,493
Dividends reinvested	5,296,653	–	2,109,678
Cost of shares redeemed	(41,843,437)	(13,698,336)	(43,907,701)

Total Institutional Service Class Shares	51,470,039	5,198,994	26,612,470

Institutional Class Shares
Proceeds from shares issued	29,306,597	156,326	517,828	(c)
Dividends reinvested	25,986	–	325	(c)

90

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Small Cap Growth Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Cost of shares redeemed	$(481,962)	$(55)	$(9,764	)(c)

Total Institutional Class Shares	28,850,621	156,271	508,389	(c)

Change in net assets from capital transactions	$108,998,687	$6,969,663	$35,748,830

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	715,418	143,820	595,988
Reinvested	48,258	–	24,367
Redeemed	(202,704)	(90,817)	(535,546)

Total Class A Shares	560,972	53,003	84,809

Class C Shares (Note 11)
Issued	169,726	20,666	159,154
Reinvested	24,348	–	11,911
Redeemed	(97,988)	(33,489)	(77,239)

Total Class C Shares	96,086	(12,823)	93,826

Institutional Service Class Shares (Note 11) (b)
Issued	1,962,708	463,027	1,592,850
Reinvested	135,672	–	48,858
Redeemed	(972,252)	(336,539)	(1,042,590)

Total Institutional Service Class Shares	1,126,128	126,488	599,118

Institutional Class Shares
Issued	641,084	3,823	12,169	(c)
Reinvested	664	–	7	(c)
Redeemed	(10,736)	(1)	(243	)(c)

Total Institutional Class Shares	631,012	3,822	11,933	(c)

Total change in shares	2,414,198	170,490	789,686

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

91

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Small Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$42.54	(0.43)	5.23	4.80	(2.54)	(2.54)	–	$44.80	12.27%	(h)	$58,860,727	1.43%	(1.00%	)	1.43%	31.89%
Period Ended October 31, 2014 (g)(i)	$39.92	(0.13)	2.75	2.62	–	–	–	$42.54	6.56%		$32,021,519	1.62%	(1.29%	)	1.66%	7.48%
Year Ended July 31, 2014 (g)	$40.05	(0.49)	1.76	1.27	(1.40)	(1.40)	–	$39.92	2.94%		$27,931,521	1.59%	(1.15%	)	1.61%	27.16%
Year Ended July 31, 2013 (g)	$31.36	(0.42)	10.63	10.21	(1.52)	(1.52)	–	$40.05	33.86%		$24,629,215	1.62%	(1.21%	)	1.88%	30.00%
Year Ended July 31, 2012 (g)	$30.87	(0.38)	1.80	1.42	(0.93)	(0.93)	–	$31.36	4.69%		$9,925,067	1.62%	(1.26%	)	2.07%	45.00%
Year Ended July 31, 2011 (g)	$24.39	(0.39)	7.90	7.51	(1.03)	(1.03)	–	$30.87	30.90%		$9,000,251	1.62%	(1.30%	)	2.25%	45.00%

Class C Shares
Year Ended October 31, 2015 (g)	$41.10	(0.71)	5.03	4.32	(2.54)	(2.54)	–	$42.88	11.49%		$20,731,518	2.16%	(1.70%	)	2.16%	31.89%
Period Ended October 31, 2014 (g)(i)	$38.62	(0.19)	2.67	2.48	–	–	–	$41.10	6.42%		$15,922,693	2.22%	(1.89%	)	2.36%	7.48%
Year Ended July 31, 2014 (g)	$39.04	(0.73)	1.71	0.98	(1.40)	(1.40)	–	$38.62	2.26%		$15,458,648	2.22%	(1.78%	)	2.26%	27.16%
Year Ended July 31, 2013 (g)	$30.78	(0.62)	10.40	9.78	(1.52)	(1.52)	–	$39.04	33.08%		$11,961,250	2.22%	(1.81%	)	2.38%	30.00%
Year Ended July 31, 2012 (g)	$30.49	(0.56)	1.78	1.22	(0.93)	(0.93)	–	$30.78	4.09%		$3,798,576	2.22%	(1.86%	)	2.57%	45.00%
Year Ended July 31, 2011 (g)	$24.23	(0.58)	7.87	7.29	(1.03)	(1.03)	–	$30.49	30.18%		$2,133,507	2.22%	(1.90%	)	2.75%	45.00%

Institutional Service Class Shares (j)
Year Ended October 31, 2015 (g)	$43.19	(0.31)	5.33	5.02	(2.54)	(2.54)	–	$45.67	12.61%		$166,949,030	1.16%	(0.71%	)	1.16%	31.89%
Period Ended October 31, 2014 (g)(i)	$40.50	(0.11)	2.80	2.69	–	–	–	$43.19	6.64%		$109,266,656	1.37%	(1.04%	)	1.38%	7.48%
Year Ended July 31, 2014 (g)	$40.51	(0.37)	1.76	1.39	(1.40)	(1.40)	–	$40.50	3.21%		$97,340,606	1.30%	(0.86%	)	1.33%	27.16%
Year Ended July 31, 2013 (g)	$31.63	(0.34)	10.74	10.40	(1.52)	(1.52)	–	$40.51	34.18%		$73,085,618	1.36%	(0.95%	)	1.63%	30.00%
Year Ended July 31, 2012 (g)	$31.04	(0.30)	1.82	1.52	(0.93)	(0.93)	–	$31.63	4.99%		$25,370,929	1.35%	(0.99%	)	1.82%	45.00%
Year Ended July 31, 2011 (g)	$24.45	(0.31)	7.93	7.62	(1.03)	(1.03)	–	$31.04	31.28%		$12,477,289	1.35%	(1.03%	)	2.00%	45.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$43.25	(0.32)	5.39	5.07	(2.54)	(2.54)	–	$45.78	12.72%		$29,607,199	0.94%	(0.71%	)	0.94%	31.89%
Period Ended October 31, 2014 (g)(i)	$40.54	(0.09)	2.80	2.71	–	–	–	$43.25	6.68%		$681,379	1.22%	(0.90%	)	1.28%	7.48%
Period Ended July 31, 2014 (g)(k)	$43.05	(0.28)	(0.83)	(1.11)	(1.40)	(1.40)	–	$40.54	(2.79%	)	$483,778	1.18%	(0.77%	)	1.18%	27.16%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

92

Fund Commentary	Nationwide HighMark Large Cap Core Equity Fund

For the annual period ended October 31, 2015, the Nationwide HighMark Large Cap Core Equity Fund (Institutional Service Class) returned 3.84% versus 4.86% for its benchmark, the Russell 1000® Index (Russell 1000), and 5.20% for its former benchmark, the S&P 500® Index.* For broader comparison, the median return for the Fund’s closest Lipper peer category of Multi-Cap Core Funds (consisting of 743 funds as of October 31, 2015) was 2.81% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. equity market environment during the 12 months ending October 31, 2015 was marked by a significant sell-off late in the period when concerns over slowing economic growth in China, slumping oil prices, and continuing U.S. dollar strength that limited the competitiveness of U.S. exporters all combined to drive global equity markets sharply lower.

Most global stock markets and U.S. style and market capitalization indices were directly impacted but, by the end of the annual period many indices, including the Russell 1000, had somewhat recovered and ended the period in positive territory.

The Fund’s manager employs a broadly-diversified approach to portfolio management that seeks to generate attractive risk-adjusted returns from stock selection rather than significant sector over- or underweights. A key part of the Fund’s manager investment process relies on identifying knowledgeable market participants who have shown established insight into a company or market segment. We then monitor the activities of these “informed agents” to provide signals of possible future stock performance.

With the environment of low interest rates and market movement driven primarily by economic activity, active strategies have struggled to deliver performance. However, with rate hikes from the Fed imminent and the domestic economy stabilizing, the team expects that the environment will be much more supportive of our investment process.

During the reporting period, sector weightings modestly contributed to value-added performance with allocations to the health care, utilities and information technology sectors adding value versus the Russell 1000 benchmark. This value-added, however, was more than offset by stock selection, particularly in the Financials and Materials sectors, which was not sufficient to deliver positive performance versus the benchmark.

In the financials sector, Discover Financial Services and Affiliated Managers Group, Inc. did not meet our expectations and in the materials sector, portfolio underperformance was driven partly by holdings in United States Steel Corp. and The Mosaic Company.

The Fund’s stock selection in the consumer discretionary and information technology sectors contributed positively to performance versus the benchmark, with names such as Mondelez International, Inc. (a food company in the consumer discretionary sector) and Skyworks Solutions, Inc. (a semiconductor company) overweighted and outperforming the benchmark. The contribution from positive stock selection in these sectors, along with value-added stock selection in the industrials, energy and consumer staples sectors, was not sufficient to generate overall Fund outperformance and offset the drag created by stock selection in the financials, utilities and materials sectors.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return the Fund might earn on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA

*The Fund changed its benchmark on November 28, 2014 from the S&P 500® Index to the Russell 1000® Index. Nationwide Fund Advisors, the Fund’s investment adviser,

93

Fund Commentary (con’t.)	Nationwide HighMark Large Cap Core Equity Fund

believes that the Russell 1000 Index provides a more accurate representation of the Fund’s asset weightings and peer category than the S&P 500 Index.

The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

94

Fund Overview	Nationwide HighMark Large Cap Core Equity Fund

Asset Allocation†

Common Stocks	96.1%
Other assets in excess of liabilities	3.9%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	7.1%
Banks	4.9%
Technology Hardware, Storage & Peripherals	4.7%
Software	4.4%
Pharmaceuticals	4.3%
Specialty Retail	3.9%
Media	3.8%
Information Technology Services	3.5%
Biotechnology	3.4%
Health Care Providers & Services	3.4%
Other Industries	56.6%
100.0%

Top Holdings††

Apple, Inc.	4.7%
Wells Fargo & Co.	3.4%
General Dynamics Corp.	2.7%
Microsoft Corp.	2.7%
Cisco Systems, Inc.	2.5%
WEC Energy Group, Inc.	2.3%
Pfizer, Inc.	2.2%
AT&T, Inc.	2.2%
Chevron Corp.	2.1%
PPG Industries, Inc.	2.0%
Other Holdings	73.2%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 3.84%, underperforming its benchmark by 1.02% and outperforming the Lipper peer category median by 1.03%

•	Sector weightings modestly contributed to performance with allocations to the health care, utilities and information technology sectors adding value versus the benchmark

•	Stock selection, particularly in the financials and materials sectors, was not sufficient to deliver positive performance versus the benchmark

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

95

Fund Performance	Nationwide HighMark Large Cap Core Equity Fund

Average Annual Total Return

(For the periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	3.54%	13.37%	7.16%	N/A
	w/ SC3	(2.39)%	12.10%	6.56%	N/A
Class C1	w/o SC2	2.88%	12.69%	6.48%	N/A
	w/ SC4	1.88%	N/A	N/A	N/A
Institutional Service Class[1,5,6]		3.84%	13.69%	7.46%	N/A
Institutional Class[5]		3.91%	N/A	N/A	9.95%[7]
Russell 1000® Index		4.86%	14.32%	7.98%	N/A
S&P 500® Index		5.20%	14.33%	7.85%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.30%	1.22%
Class C	1.98%	1.82%
Institutional Service Class	0.92%	0.92%
Institutional Class	0.91%	0.82%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

96

Fund Performance (con’t.)	Nationwide HighMark Large Cap Core Equity Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Large Cap Core Equity Fund versus the Russell 1000® Index (current benchmark), the S&P 500® Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Large Cap Core Equity Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

97

Shareholder Expense Example	Nationwide HighMark Large Cap Core Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Large Cap Core Equity Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	995.00	6.13	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.06	6.21	1.22
Class C Shares	Actual	(a)	1,000.00	991.60	9.14	1.82
	Hypothetical	(a)(b)	1,000.00	1,016.03	9.25	1.82
Institutional Service Class Shares	Actual	(a)	1,000.00	996.20	4.33	0.86
	Hypothetical	(a)(b)	1,000.00	1,020.87	4.38	0.86
Institutional Class Shares	Actual	(a)	1,000.00	996.40	4.13	0.82
	Hypothetical	(a)(b)	1,000.00	1,021.07	4.18	0.82

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

98

Statement of Investments

October 31, 2015

Nationwide HighMark Large Cap Core Equity Fund

Common Stocks 96.1%

	Shares	Market Value

Aerospace & Defense 2.6%
General Dynamics Corp.	15,480	$2,300,018

Banks 4.7%
JPMorgan Chase & Co.	15,960	1,025,430
Regions Financial Corp.	27,840	260,304
Wells Fargo & Co.	53,975	2,922,207

		4,207,941

Beverages 1.2%
Coca-Cola Co. (The)	25,815	1,093,265

Biotechnology 3.3%
Biogen, Inc. *	2,610	758,231
Celgene Corp. *	3,859	473,538
Gilead Sciences, Inc.	16,018	1,732,026

		2,963,795

Capital Markets 2.1%
Affiliated Managers Group, Inc. *	3,310	596,661
Goldman Sachs Group, Inc. (The)	4,710	883,125
Lazard Ltd., Class A	8,070	373,802

		1,853,588

Chemicals 2.4%
Mosaic Co. (The)	10,595	358,005
PPG Industries, Inc.	16,900	1,761,994

		2,119,999

Commercial Services & Supplies 1.6%
KAR Auction Services, Inc.	36,410	1,398,144

Communications Equipment 2.9%
Cisco Systems, Inc.	73,620	2,123,937
Harris Corp.	5,825	460,932

		2,584,869

Consumer Finance 1.1%
Discover Financial Services	17,285	971,763

Containers & Packaging 1.7%
Graphic Packaging Holding Co.	106,400	1,506,624

Diversified Financial Services 2.3%
Berkshire Hathaway, Inc., Class B *	2,920	397,178
MSCI, Inc.	20,230	1,355,410
Voya Financial, Inc.	8,080	327,806

		2,080,394

Diversified Telecommunication Services 2.4%
AT&T, Inc.	55,400	1,856,454
Verizon Communications, Inc.	6,940	325,347

		2,181,801

Common Stocks (continued)

	Shares	Market Value

Electric Utilities 0.6%
American Electric Power Co., Inc.	9,930	$562,535

Energy Equipment & Services 0.9%
Schlumberger Ltd.	10,010	782,382

Food & Staples Retailing 1.6%
CVS Health Corp.	14,682	1,450,288

Food Products 2.1%
Mondelez International, Inc., Class A	34,937	1,612,692
Pinnacle Foods, Inc.	5,630	248,170

		1,860,862

Health Care Equipment & Supplies 0.9%
Abbott Laboratories	18,620	834,176

Health Care Providers & Services 3.3%
Aetna, Inc.	5,730	657,690
McKesson Corp.	7,985	1,427,718
UnitedHealth Group, Inc.	3,130	368,651
Universal Health Services, Inc., Class B	4,060	495,685

		2,949,744

Hotels, Restaurants & Leisure 2.9%
Carnival Corp.	15,320	828,506
Darden Restaurants, Inc.	16,290	1,008,188
McDonald’s Corp.	3,215	360,884
Starwood Hotels & Resorts Worldwide, Inc.	5,365	428,502

		2,626,080

Household Products 1.2%
Procter & Gamble Co. (The)	13,695	1,046,024

Industrial Conglomerates 1.3%
General Electric Co.	39,640	1,146,389

Information Technology Services 3.3%
Amdocs Ltd.	8,720	519,450
Broadridge Financial Solutions, Inc.	5,390	321,136
Cognizant Technology Solutions Corp., Class A *	8,910	606,860
CoreLogic, Inc. *	15,300	596,394
Xerox Corp.	101,340	951,583

		2,995,423

Insurance 2.1%
Allied World Assurance Co. Holdings AG	6,200	225,432
American National Insurance Co.	2,900	299,512
Lincoln National Corp.	15,230	814,957
Prudential Financial, Inc.	6,060	499,950

		1,839,851

99

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Large Cap Core Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail 2.2%
Amazon.com, Inc. *	2,565	$1,605,434
Netflix, Inc. *	3,000	325,140

		1,930,574

Internet Software & Services 2.4%
Alphabet, Inc., Class A *	1,295	954,920
Alphabet, Inc., Class C *	908	645,416
eBay, Inc. *	11,040	308,016
IAC/InterActiveCorp.	4,200	281,442

		2,189,794

Life Sciences Tools & Services 0.9%
Thermo Fisher Scientific, Inc.	5,880	768,986

Machinery 0.5%
Snap-on, Inc.	2,610	432,973

Media 3.6%
Cinemark Holdings, Inc.	11,870	420,673
DISH Network Corp., Class A *	12,405	781,143
John Wiley & Sons, Inc., Class A	5,940	310,840
Liberty Media Corp., Series C *	34,550	1,352,632
Twenty-First Century Fox, Inc., Class A	12,500	383,625

		3,248,913

Multiline Retail 0.4%
Macy’s, Inc.	6,500	331,370

Multi-Utilities 2.2%
WEC Energy Group, Inc.	37,685	1,943,039

Oil, Gas & Consumable Fuels 6.8%
Anadarko Petroleum Corp.	5,709	381,818
Chevron Corp.	20,100	1,826,688
EOG Resources, Inc.	5,105	438,264
HollyFrontier Corp.	26,990	1,321,700
Marathon Petroleum Corp.	11,600	600,880
Occidental Petroleum Corp.	9,751	726,840
Valero Energy Corp.	11,650	767,968

		6,064,158

Pharmaceuticals 4.2%
Johnson & Johnson	12,958	1,309,147
Merck & Co., Inc.	9,950	543,867
Pfizer, Inc.	55,765	1,885,972

		3,738,986

Professional Services 0.4%
ManpowerGroup, Inc.	3,855	353,812

Real Estate Investment Trusts (REITs) 2.0%
Boston Properties, Inc.	3,380	425,373
Equity Commonwealth *	34,600	993,366
Equity LifeStyle Properties, Inc.	5,840	353,203

		1,771,942

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 1.5%
Forest City Enterprises, Inc., Class A *	62,200	$1,374,620

Road & Rail 1.2%
Union Pacific Corp.	12,575	1,123,576

Semiconductors & Semiconductor Equipment 1.6%
Applied Materials, Inc.	85,870	1,440,040

Software 4.2%
Adobe Systems, Inc. *	10,724	950,790
Microsoft Corp.	43,593	2,294,735
Oracle Corp.	13,618	528,923

		3,774,448

Specialty Retail 3.7%
Home Depot, Inc. (The)	14,112	1,744,808
Lowe’s Cos., Inc.	21,330	1,574,794

		3,319,602

Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	34,123	4,077,699

Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc., Class B	3,024	396,235

Tobacco 2.5%
Altria Group, Inc.	18,890	1,142,278
Philip Morris International, Inc.	12,030	1,063,452

		2,205,730

Trading Companies & Distributors 1.7%
HD Supply Holdings, Inc. *	51,400	1,531,206

Wireless Telecommunication Services 0.6%
SBA Communications Corp., Class A *	2,310	274,936
Telephone & Data Systems, Inc.	10,775	308,596

		583,532

Total Investments (cost $72,773,555) (a) — 96.1%		85,957,190

Other assets in excess of liabilities — 3.9%		3,527,467

NET ASSETS — 100.0%		$89,484,657

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

100

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Large Cap Core Equity Fund (Continued)

AG	Stock Corporation

Ltd.	Limited

REIT	Real Estate Investment Trust

At October 31, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
33	E-Mini S&P 500	12/18/15	$3,421,605	$144,107

The accompanying notes are an integral part of these financial statements.

101

Statement of Assets and Liabilities

October 31, 2015

Nationwide HighMark Large Cap Core Equity Fund
Assets:
Investments, at value (cost $72,773,555)	$85,957,190
Cash	3,342,968
Dividends receivable	58,017
Receivable for capital shares issued	80,655
Receivable for variation margin on futures contracts	136,455
Prepaid expenses	29,132

Total Assets	89,604,417

Liabilities:
Payable for capital shares redeemed	11,600
Accrued expenses and other payables:
Investment advisory fees	43,691
Fund administration fees	10,794
Distribution fees	7,941
Administrative servicing fees	8,037
Accounting and transfer agent fees	3,538
Trustee fees	151
Custodian fees	256
Compliance program costs (Note 3)	1,409
Professional fees	29,406
Printing fees	2,923
Other	14

Total Liabilities	119,760

Net Assets	$89,484,657

Represented by:
Capital	$70,768,063
Accumulated undistributed net investment income	103,937
Accumulated net realized gains from investments and futures transactions	5,284,915
Net unrealized appreciation/(depreciation) from investments	13,183,635
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	144,107

Net Assets	$89,484,657

102

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide HighMark Large Cap Core Equity Fund
Net Assets:
Class A Shares	$26,446,449
Class C Shares	3,397,297
Institutional Service Class Shares	59,309,270
Institutional Class Shares	331,641

Total	$89,484,657

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,958,139
Class C Shares	260,519
Institutional Service Class Shares	4,379,280
Institutional Class Shares	24,498

Total	6,622,436

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.51
Class C Shares (b)	$13.04
Institutional Service Class Shares	$13.54
Institutional Class Shares	$13.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.33

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

103

Statement of Operations

Nationwide HighMark Large Cap Core Equity Fund
INVESTMENT INCOME:
Dividend income	$1,186,030
Interest income	1,741
Foreign tax withholding	(163)

Total Income	1,187,608

EXPENSES:
Investment advisory fees	379,435
Fund administration fees	95,666
Distribution fees Class A	30,272
Distribution fees Class C	12,985
Administrative servicing fees Class A	14,502
Administrative servicing fees Class C	1,010
Administrative servicing fees Institutional Service Class	(22,988)
Registration and filing fees	30,612
Professional fees	28,784
Printing fees	7,019
Trustee fees	1,699
Custodian fees	2,257
Accounting and transfer agent fees	6,610
Other	3,596

Total expenses before expenses reimbursed	591,459

Expenses reimbursed by adviser (Note 3)	(4,507)

Net Expenses	586,952

NET INVESTMENT INCOME	600,656

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,451,192
Net realized gains from futures transactions (Note 2)	254,355

Net realized gains from investments and futures transactions	5,705,547

Net change in unrealized appreciation/(depreciation) from investments †	(2,921,863)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	59,374

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(2,862,489)

Net realized/unrealized gains from investments and futures transactions	2,843,058

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,443,714

†	Includes unrealized appreciation of $2,031,425 from merger (Note 12).

The accompanying notes are an integral part of these financial statements.

104

Statements of Changes in Net Assets

	Nationwide HighMark Large Cap Core Equity Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)	Year Ended July 31, 2014
Operations:
Net investment income	$600,656	$126,469	$545,371
Net realized gains from investments and futures transactions	5,705,547	1,580,011	6,893,986
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(2,862,489)	666,595	1,443,311

Change in net assets resulting from operations	3,443,714	2,373,075	8,882,668

Distributions to Shareholders From:
Net investment income:
Class A	(122,225)	–	(32,211)
Class C	(6,388)	–	(464)
Institutional Service Class (b)	(743,864)	–	(258,727)
Institutional Class	(793)	–	(145	)(c)
Net realized gains:
Class A	(393,541)	–	–
Class C	(43,732)	–	–
Institutional Service Class (b)	(1,709,960)	–	–
Institutional Class	(1,595)	–	–	(c)

Change in net assets from shareholder distributions	(3,022,098)	–	(291,547)

Change in net assets from capital transactions	22,761,849	92,307	(5,542,422)

Change in net assets	23,183,465	2,465,382	3,048,699

Net Assets:
Beginning of period	66,301,192	63,835,810	60,787,111

End of period	$89,484,657	$66,301,192	$63,835,810

Accumulated undistributed net investment loss at end of period	$103,937	$387,437	$264,787

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$584,028	$239,890	$2,145,113
Proceeds from shares issued from merger (Note 12)	15,089,270	–	–
Dividends reinvested	513,623	–	31,760
Cost of shares redeemed	(2,257,542)	(470,135)	(1,539,028)

Total Class A Shares	13,929,379	(230,245)	637,845

Class C Shares (Note 11)
Proceeds from shares issued	204,043	240,416	166,542
Proceeds from shares issued from merger (Note 12)	2,185,100	–	–
Dividends reinvested	36,668	–	291
Cost of shares redeemed	(373,664)	(5,223)	(290,879)

Total Class C Shares	2,052,147	235,193	(124,046)

Institutional Service Class Shares (Note 11) (b)
Proceeds from shares issued	2,090,965	1,783,506	2,459,725
Proceeds from shares issued from merger (Note 12)	12,815,155	–	–
Dividends reinvested	1,535,056	–	17,540
Cost of shares redeemed	(9,936,378)	(1,696,147)	(8,578,107)

Total Institutional Service Class Shares	6,504,798	87,359	(6,100,842)

105

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Core Equity Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)	Year Ended July 31, 2014
Institutional Class Shares
Proceeds from shares issued	$13,300	$–	$44,476	(c)
Proceeds from shares issued from merger (Note 12)	268,688	–	–	(c)
Dividends reinvested	2,388	–	145	(c)
Cost of shares redeemed	(8,851)	–	–	(c)

Total Institutional Class Shares	275,525	–	44,621	(c)

Change in net assets from capital transactions	$22,761,849	$92,307	$(5,542,422)

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	43,467	18,319	171,269
Issued in merger (Note 12)	1,152,015	–	–
Reinvested	40,286	–	2,440
Redeemed	(167,306)	(34,786)	(125,004)

Total Class A Shares	1,068,462	(16,467)	48,705

Class C Shares (Note 11)
Issued	15,811	19,382	13,787
Issued in merger (Note 12)	172,720	–	–
Reinvested	2,984	–	23
Redeemed	(28,882)	(399)	(24,558)

Total Class C Shares	162,633	18,983	(10,748)

Institutional Service Class Shares (Note 11) (b)
Issued	158,200	134,609	191,983
Issued in merger (Note 12)	975,942	–	–
Reinvested	120,507	–	1,364
Redeemed	(728,008)	(124,701)	(713,995)

Total Institutional Service Class Shares	526,641	9,908	(520,648)

Institutional Class Shares
Issued	962	–	3,509	(c)
Issued in merger (Note 12)	20,470	–	–	(c)
Reinvested	186	–	11	(c)
Redeemed	(640)	–	–	(c)

Total Institutional Class Shares	20,978	–	3,520	(c)

Total change in shares	1,778,714	12,424	(479,171)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

106

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Large Cap Core Equity Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Portfolio Turnover(f)
Class A Shares
Year Ended October 31, 2015(g)	$13.66	0.08	0.36	0.44	(0.14)	(0.45)	(0.59)	$13.51	3.54%	$26,446,449	1.22%	0.60%		1.24%	73.41%
Period Ended October 31, 2014(g)(h)	$13.19	0.02	0.45	0.47	–	–	–	$13.66	3.56%	$12,154,734	1.22%	0.58%		1.46%	10.45%
Year Ended July 31, 2014(g)	$11.43	0.09	1.71	1.80	(0.04)	–	(0.04)	$13.19	15.72%	$11,954,280	1.22%	0.70%		1.34%	47.69%
Year Ended July 31, 2013(g)	$9.17	0.10	2.25	2.35	(0.09)	–	(0.09)	$11.43	25.80%	$9,799,235	1.22%	0.96%		1.45%	63.00%
Year Ended July 31, 2012(g)	$8.47	0.06	0.71	0.77	(0.07)	–	(0.07)	$9.17	9.12%	$3,537,695	1.23%	0.72%		1.53%	78.00%
Year Ended July 31, 2011(g)	$7.23	0.07	1.24	1.31	(0.07)	–	(0.07)	$8.47	18.15%	$3,027,452	1.25%	0.79%		1.48%	68.00%

Class C Shares
Year Ended October 31, 2015(g)	$13.21	(0.01)	0.36	0.35	(0.07)	(0.45)	(0.52)	$13.04	2.88%	$3,397,297	1.82%	(0.04%	)	1.94%	73.41%
Period Ended October 31, 2014(g)(h)	$12.78	–	0.43	0.43	–	–	–	$13.21	3.36%	$1,293,302	1.82%	(0.05%	)	2.13%	10.45%
Year Ended July 31, 2014(g)	$11.11	0.01	1.67	1.68	(0.01)	–	(0.01)	$12.78	15.09%	$1,008,150	1.82%	0.11%		1.99%	47.69%
Year Ended July 31, 2013(g)	$8.92	0.04	2.19	2.23	(0.04)	–	(0.04)	$11.11	25.01%	$995,957	1.82%	0.36%		1.95%	63.00%
Year Ended July 31, 2012(g)	$8.24	0.01	0.69	0.70	(0.02)	–	(0.02)	$8.92	8.47%	$765,173	1.83%	0.12%		2.03%	78.00%
Year Ended July 31, 2011(g)	$7.03	0.02	1.21	1.23	(0.02)	–	(0.02)	$8.24	17.48%	$639,507	1.85%	0.19%		1.98%	68.00%

Institutional Service Class Shares(i)
Year Ended October 31, 2015(g)	$13.71	0.14	0.34	0.48	(0.20)	(0.45)	(0.65)	$13.54	3.84%	$59,309,270	0.83%	1.06%		0.83%	73.41%
Period Ended October 31, 2014(g)(h)	$13.23	0.03	0.45	0.48	–	–	–	$13.71	3.63%	$52,804,909	0.97%	0.83%		1.08%	10.45%
Year Ended July 31, 2014(g)	$11.46	0.12	1.72	1.84	(0.07)	–	(0.07)	$13.23	16.04%	$50,826,838	0.97%	0.95%		1.05%	47.69%
Year Ended July 31, 2013(g)	$9.19	0.13	2.26	2.39	(0.12)	–	(0.12)	$11.46	26.21%	$49,991,919	0.93%	1.25%		1.20%	63.00%
Year Ended July 31, 2012(g)	$8.49	0.09	0.70	0.79	(0.09)	–	(0.09)	$9.19	9.39%	$59,041,609	0.93%	1.02%		1.28%	78.00%
Year Ended July 31, 2011(g)	$7.24	0.09	1.25	1.34	(0.09)	–	(0.09)	$8.49	18.63%	$53,369,484	0.96%	1.09%		1.23%	68.00%

Institutional Class Shares
Year Ended October 31, 2015(g)	$13.71	0.11	0.38	0.49	(0.21)	(0.45)	(0.66)	$13.54	3.91%	$331,641	0.82%	0.78%		0.85%	73.41%
Period Ended October 31, 2014(g)(h)	$13.22	0.03	0.46	0.49	–	–	–	$13.71	3.71%	$48,247	0.82%	0.98%		1.08%	10.45%
Period Ended July 31, 2014(g)(j)	$11.73	0.13	1.44	1.57	(0.08)	–	(0.08)	$13.22	13.44%	$46,542	0.82%	1.12%		0.92%	47.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

107

Fund Commentary	Nationwide HighMark Small Cap Core Fund

For the annual period ended October 31, 2015, the Nationwide HighMark Small Cap Core Fund (Institutional Service Class) returned 0.78% versus 0.34% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 795 funds as of October 31, 2015) was 0.63% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

A combination of investor concern over slowing economies in China and other emerging countries and the impact tepid domestic growth may have on commodity producers, manufacturing companies and most corners of the world led to a dramatic sell-off in U.S. and global equity markets during August and September, 2015.

The Fund’s benchmark, the Russell 2000® Index (Russell 2000), which had been up nearly 11% before the market decline, ended the annual period barely in positive territory as investors wondered if equity markets were naturally correcting for stretched valuations following a seven-year bull market or if another global economic crisis was upon us.

These overall market trends again pressured smaller stocks considerably more than larger names and the Russell 2000 underperformed the S&P 500® Index, by nearly 5% over the one-year reporting period ending October 31, 2015. This underperformance follows small cap stock underperformance of 9% during the last annual reporting period ending October 31, 2014.

The Fund’s investment process tends to prefer small cap firms with stable earnings growth and low-leverage, and this “high quality” approach benefited the portfolio over the reporting period when, in the midst of significant market volatility across the U.S. equity capitalization spectrum, higher quality small capitalization stocks outperformed their lower quality, highly-leveraged peers.

Given overall investor sentiment against small cap stocks, we were pleased to outperform the benchmark during the reporting period, albeit by a modest amount net of fees. We continue to believe that core small cap equities deserve an allocation in investors’ portfolios.

During the reporting period, the Fund’s sector weightings were generally in line with the benchmark other than a slight overweight to the Industrials sector and a modest underweight to the information technology sector. The Fund’s sector weightings, which are generally the result of stock selection, detracted marginally to outperformance versus the benchmark. Stock selection, particularly in the industrials, consumer discretionary and health care sectors, drove the bulk of the Fund’s outperformance.

In the Industrials sector, our overweight to the building products stock American Woodmark Corp. added value and in the consumer discretionary sector, the housewares and accessories firm Helen of Troy Ltd. performed in line with our expectations. health care stocks which added value included Cambrex Corp., Supernus Pharmaceuticals, Inc. and DexCom, Inc.

Offsetting strong stock selection in these sectors was our choice of names in the information technology sector where overweighted stocks including Rogers Corporation and Comtech Telecommunications Corp. underperformed the broader Russell 2000® benchmark.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return the Fund might earn on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

108

Fund Overview	Nationwide HighMark Small Cap Core Fund

Asset Allocation†

Common Stocks	97.2%
Repurchase Agreement	1.4%
Mutual Fund	0.1%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	9.8%
Banks	7.9%
Hotels, Restaurants & Leisure	5.6%
Machinery	4.5%
Health Care Equipment & Supplies	4.2%
Semiconductors & Semiconductor Equipment	4.2%
Information Technology Services	4.1%
Insurance	4.0%
Biotechnology	3.8%
Software	3.2%
Other Industries*	48.7%
100.0%

Top Holdings††

Portland General Electric Co.	2.1%
First Industrial Realty Trust, Inc.	2.0%
Vail Resorts, Inc.	1.9%
CACI International, Inc., Class A	1.8%
Sterling Bancorp	1.7%
West Pharmaceutical Services, Inc.	1.6%
Curtiss-Wright Corp.	1.6%
Helen of Troy Ltd.	1.6%
Advanced Energy Industries, Inc.	1.5%
Cambrex Corp.	1.5%
Other Holdings*	82.7%
100.0%
Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2015

•	The Fund (Institutional Service Class) returned 0.78%, outperforming its benchmark by 0.44% and outperforming the Lipper peer category median by 0.15%

•	The Fund’s sector weightings detracted marginally from performance versus the benchmark

•	Stock selection, particularly in the industrials, consumer discretionary and health care sectors, drove the bulk of the Fund’s outperformance

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

109

Fund Performance	Nationwide HighMark Small Cap Core Fund

Average Annual Total Return

(For the periods ended October 31, 2015)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	0.40%	13.58%	5.05%	[3]
	w/SC4	(5.39)%	12.30%	4.37%	[3]
Class C1	w/o SC2	(0.31)%	12.88%	4.36%	[3]
	w/SC5	(1.31)%	N/A	N/A
Institutional Service Class[1,6,7]		0.78%	13.93%	5.36%	[3]
Institutional Class[6]		0.75%	N/A	7.94%	[8]
Russell 2000® Index		0.34%	12.06%	5.94%
CPI		0.17%	1.69%	1.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of March 1, 2007.

[4]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.50%	1.50%
Class C	2.24%	2.22%
Institutional Service Class	1.18%	1.18%
Institutional Class	1.16%	1.16%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

110

Fund Performance (con’t.)	Nationwide HighMark Small Cap Core Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Small Cap Core Fund since inception* through 10/31/15 versus the Russell 2000® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide HighMark Small Cap Core Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Small Cap Core Fund.

111

Shareholder Expense Example	Nationwide HighMark Small Cap Core Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Small Cap Core Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	963.00	7.08	1.43
	Hypothetical	(a)(b)	1,000.00	1,018.00	7.27	1.43
Class C Shares	Actual	(a)	1,000.00	959.90	10.67	2.16
	Hypothetical	(a)(b)	1,000.00	1,014.32	10.97	2.16
Institutional Service Class Shares	Actual	(a)	1,000.00	965.00	5.45	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10
Institutional Class Shares	Actual	(a)	1,000.00	965.00	5.20	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

112

Statement of Investments

October 31, 2015

Nationwide HighMark Small Cap Core Fund

Common Stocks 97.2%

	Shares	Market Value

Aerospace & Defense 1.9%
AAR Corp.	19,150	$434,513
Curtiss-Wright Corp.	33,950	2,361,562

		2,796,075

Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.*	25,630	1,056,981

Banks 7.8%
Columbia Banking System, Inc.	38,730	1,290,484
FCB Financial Holdings, Inc., Class A*	15,685	557,759
First BanCorp, Puerto Rico*	84,530	320,369
Hilltop Holdings, Inc.*	15,685	328,914
International Bancshares Corp.	16,270	438,476
PrivateBancorp, Inc.	35,050	1,466,142
Sterling Bancorp	164,475	2,531,270
Talmer Bancorp, Inc., Class A	36,150	608,043
Umpqua Holdings Corp.	82,000	1,369,400
Webster Financial Corp.	28,650	1,062,915
Western Alliance Bancorp*	31,760	1,135,420
Wilshire Bancorp, Inc.	44,345	474,048

		11,583,240

Biotechnology 3.7%
BioCryst Pharmaceuticals, Inc.*	47,450	426,576
Cara Therapeutics, Inc.*	13,760	194,979
FibroGen, Inc.*	20,240	471,794
Five Prime Therapeutics, Inc.*	16,690	536,584
Immune Design Corp.* (a)	24,530	318,890
Infinity Pharmaceuticals, Inc.*	44,900	464,715
OncoMed Pharmaceuticals, Inc.* (a)	23,745	475,137
Ophthotech Corp.*	11,475	572,947
Repligen Corp.*	11,185	371,789
Threshold Pharmaceuticals, Inc.*	117,325	447,008
Trevena, Inc.*	43,635	419,769
Vitae Pharmaceuticals, Inc.*	47,525	564,597
Xencor, Inc.*	24,195	262,032

		5,526,817

Building Products 2.1%
American Woodmark Corp.*	6,170	448,559
Apogee Enterprises, Inc.	14,635	724,871
Continental Building Products, Inc.*	59,810	1,050,862
Gibraltar Industries, Inc.*	37,600	952,032

		3,176,324

Capital Markets 1.1%
HFF, Inc., Class A	24,300	838,836
Investment Technology Group, Inc.	50,330	805,783

		1,644,619

Common Stocks (continued)

	Shares	Market Value

Chemicals 1.9%
Axiall Corp.	17,360	$351,540
Ferro Corp.*	29,100	363,459
Innophos Holdings, Inc.	14,920	633,951
Koppers Holdings, Inc.	38,750	734,700
Kraton Performance Polymers, Inc.*	34,380	701,008

		2,784,658

Commercial Services & Supplies 1.6%
Civeo Corp.	167,425	311,410
Ennis, Inc.	29,215	585,176
Essendant, Inc.	31,350	1,083,770
Quad/Graphics, Inc.	28,040	361,716

		2,342,072

Communications Equipment 0.3%
Comtech Telecommunications Corp.	18,695	451,671

Construction & Engineering 0.6%
Argan, Inc.	11,955	441,737
EMCOR Group, Inc.	8,905	429,934

		871,671

Containers & Packaging 0.3%
Graphic Packaging Holding Co.	33,370	472,519

Diversified Consumer Services 0.6%
Strayer Education, Inc.*	16,210	857,833

Diversified Telecommunication Services 0.3%
Cincinnati Bell, Inc.*	122,715	462,636

Electric Utilities 2.7%
El Paso Electric Co.	14,300	552,981
MGE Energy, Inc.	8,320	343,366
Portland General Electric Co.	82,170	3,046,864

		3,943,211

Electronic Equipment, Instruments & Components 2.7%
DTS, Inc.*	16,020	476,755
II-VI, Inc.*	21,040	381,245
Methode Electronics, Inc.	19,795	659,768
Multi-Fineline Electronix, Inc.*	18,935	351,812
Rofin-Sinar Technologies, Inc.*	20,325	588,612
Rogers Corp.*	24,675	1,147,881
Sanmina Corp.*	22,530	465,695

		4,071,768

Energy Equipment & Services 1.9%
Exterran Holdings, Inc.	64,885	1,410,600
Forum Energy Technologies, Inc.*	20,110	266,457
Matrix Service Co.*	47,280	1,073,256

		2,750,313

113

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 2.1%
Casey’s General Stores, Inc.	14,445	$1,534,348
SpartanNash Co.	26,940	751,626
SUPERVALU, Inc.*	117,810	774,012

		3,059,986

Food Products 1.1%
Darling Ingredients, Inc.*	105,275	1,065,383
John B. Sanfilippo & Son, Inc.	8,850	572,772

		1,638,155

Gas Utilities 0.4%
Chesapeake Utilities Corp.	11,375	593,889

Health Care Equipment & Supplies 4.2%
ABIOMED, Inc.*	7,150	526,669
DexCom, Inc.*	6,330	527,416
K2M Group Holdings, Inc.*	27,465	501,236
LivaNova PLC*	13,870	919,304
NuVasive, Inc.*	28,765	1,356,558
West Pharmaceutical Services, Inc.	39,640	2,378,796

		6,209,979

Health Care Providers & Services 1.3%
Chemed Corp.	3,970	624,441
Healthways, Inc.*	46,140	543,068
LHC Group, Inc.*	11,000	495,715
Magellan Health, Inc.*	5,195	277,413

		1,940,637

Health Care Technology 0.6%
HealthStream, Inc.*	19,625	467,271
Omnicell, Inc.*	12,950	352,240

		819,511

Hotels, Restaurants & Leisure 5.5%
Boyd Gaming Corp.*	71,530	1,429,885
DineEquity, Inc.	8,665	723,094
International Speedway Corp., Class A	27,740	962,301
Jack in the Box, Inc.	17,540	1,307,256
La Quinta Holdings, Inc.*	37,200	563,580
Ruth’s Hospitality Group, Inc.	26,585	412,333
Vail Resorts, Inc.	24,815	2,833,129

		8,231,578

Household Durables 1.9%
Helen of Troy Ltd.*	22,895	2,271,413
Libbey, Inc.	15,790	531,175

		2,802,588

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 4.1%
CACI International, Inc., Class A*	27,570	$2,675,393
Euronet Worldwide, Inc.*	10,680	856,963
ManTech International Corp., Class A	26,250	758,625
MAXIMUS, Inc.	15,885	1,083,357
Science Applications International Corp.	14,810	679,187

		6,053,525

Insurance 3.9%
Argo Group International Holdings Ltd.	26,520	1,658,030
Employers Holdings, Inc.	15,215	402,741
Enstar Group Ltd.*	3,540	558,612
First American Financial Corp.	47,480	1,810,412
Navigators Group, Inc. (The)*	9,210	786,074
Stewart Information Services Corp.	15,445	620,426

		5,836,295

Internet & Catalog Retail 0.9%
Blue Nile, Inc.*	13,105	446,881
Nutrisystem, Inc.	38,810	897,675

		1,344,556

Internet Software & Services 2.1%
EarthLink Holdings Corp.	202,910	1,734,881
Everyday Health, Inc.*	46,755	439,497
GrubHub, Inc.* (a)	14,095	337,998
Stamps.com, Inc.*	8,895	672,551

		3,184,927

Leisure Products 1.2%
Brunswick Corp.	8,625	464,111
Sturm Ruger & Co., Inc.	22,045	1,255,243

		1,719,354

Life Sciences Tools & Services 2.2%
Cambrex Corp.*	46,570	2,140,823
INC Research Holdings, Inc., Class A*	13,295	554,534
PRA Health Sciences, Inc.*	17,365	608,470

		3,303,827

Machinery 4.5%
Albany International Corp., Class A	18,375	690,349
Barnes Group, Inc.	52,070	1,957,311
Blount International, Inc.	53,840	326,809
ESCO Technologies, Inc.	9,470	351,242
Federal Signal Corp.	44,510	670,321
John Bean Technologies Corp.	16,115	722,919
Kadant, Inc.	7,795	320,530

114

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Mueller Industries, Inc.	29,195	$920,226
Mueller Water Products, Inc., Class A	43,370	381,656
Tennant Co.	5,730	331,882

		6,673,245

Media 0.3%
Gray Television, Inc.*	30,160	479,242

Metals & Mining 2.1%
Globe Specialty Metals, Inc.	58,860	742,813
Schnitzer Steel Industries, Inc., Class A	65,955	1,112,001
Worthington Industries, Inc.	42,750	1,312,425

		3,167,239

Multi-Utilities 0.3%
Black Hills Corp.	9,610	439,946

Oil, Gas & Consumable Fuels 2.2%
Delek US Holdings, Inc.	9,710	264,112
Nordic American Tankers Ltd. (a)	59,770	913,286
Pacific Ethanol, Inc.* (a)	81,875	492,069
SemGroup Corp., Class A	10,650	485,107
Teekay Tankers Ltd., Class A	106,480	813,507
Western Refining, Inc.	8,125	338,163

		3,306,244

Paper & Forest Products 0.7%
Clearwater Paper Corp.*	6,265	315,944
Neenah Paper, Inc.	10,290	693,649

		1,009,593

Pharmaceuticals 2.1%
Intersect ENT, Inc.*	50,625	969,975
Phibro Animal Health Corp., Class A	16,210	540,765
Supernus Pharmaceuticals, Inc.*	76,550	1,263,075
XenoPort, Inc.*	50,990	311,549

		3,085,364

Professional Services 2.3%
FTI Consulting, Inc.*	10,035	341,290
ICF International, Inc.*	10,760	330,009
Korn/Ferry International	43,520	1,582,822
Resources Connection, Inc.	27,265	489,407
TrueBlue, Inc.*	21,875	633,719

		3,377,247

Real Estate Investment Trusts (REITs) 9.7%
Agree Realty Corp.	13,770	445,873
American Assets Trust, Inc.	12,005	506,131
Cedar Realty Trust, Inc.	55,695	389,308
DCT Industrial Trust, Inc.	9,375	348,000

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	103,610	$1,210,165
First Industrial Realty Trust, Inc.	136,230	2,953,466
GEO Group, Inc. (The)	57,280	1,848,426
Healthcare Realty Trust, Inc.	14,555	383,670
InfraREIT, Inc.	47,490	1,134,061
Lexington Realty Trust	39,200	346,528
Potlatch Corp.	28,270	883,155
Redwood Trust, Inc.	33,960	450,989
Ryman Hospitality Properties, Inc.	15,350	807,410
Sovran Self Storage, Inc.	5,905	589,732
Sunstone Hotel Investors, Inc.	75,831	1,096,516
Xenia Hotels & Resorts, Inc.	60,625	1,051,237

		14,444,667

Real Estate Management & Development 0.3%
RE/MAX Holdings, Inc., Class A	11,430	430,568

Semiconductors & Semiconductor Equipment 4.2%
Advanced Energy Industries, Inc.*	78,465	2,218,990
Cirrus Logic, Inc.*	20,655	636,794
Intersil Corp., Class A	59,288	803,352
Microsemi Corp.*	14,970	539,070
Photronics, Inc.*	68,820	659,984
Tessera Technologies, Inc.	37,540	1,312,774

		6,170,964

Software 3.2%
ACI Worldwide, Inc.*	24,950	597,553
Jive Software, Inc.*	86,890	423,154
MicroStrategy, Inc., Class A*	1,965	338,118
Monotype Imaging Holdings, Inc.	19,660	537,504
Pegasystems, Inc.	24,980	696,692
Progress Software Corp.*	42,250	1,025,830
RealPage, Inc.*	24,500	414,050
Rubicon Project, Inc. (The)*	48,630	737,231

		4,770,132

Specialty Retail 1.3%
Build-A-Bear Workshop, Inc.*	35,990	560,004
Caleres, Inc.	18,380	561,693
Citi Trends, Inc.	32,685	868,441

		1,990,138

Textiles, Apparel & Luxury Goods 1.2%
Oxford Industries, Inc.	18,670	1,359,549
Unifi, Inc.*	16,200	495,558

		1,855,107

Thrifts & Mortgage Finance 1.1%
NMI Holdings, Inc., Class A*	59,530	447,666
Radian Group, Inc.	55,850	808,149
WSFS Financial Corp.	13,773	437,568

		1,693,383

Total Common Stocks (cost $141,471,578)		144,424,294

115

Statement of Investments (Continued)

October 31, 2015

Nationwide HighMark Small Cap Core Fund (Continued)

Mutual Fund 0.1%

	Shares	Market Value

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	127,703	$127,703

Total Mutual Fund (cost $127,703)		127,703

Repurchase Agreement 1.4%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $2,109,403, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $2,151,580. (c)(d)	$2,109,392	$2,109,392

Total Repurchase Agreement (cost $2,109,392)		2,109,392

Total Investments (cost $143,708,673) (e) — 98.7%		146,661,389
Other assets in excess of liabilities — 1.3%		1,913,713

NET ASSETS — 100.0%		$148,575,102

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $2,182,570.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $2,237,095.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At October 31, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
38	Russell 2000 Mini Future	12/18/15	$4,401,540	$128,023

The accompanying notes are an integral part of these financial statements.

116

Statement of Assets and Liabilities

October 31, 2015

Nationwide HighMark Small Cap Core Fund
Assets:
Investments, at value* (cost $141,599,281)	$144,551,997
Repurchase agreement, at value (cost $2,109,392)	2,109,392

Total Investments, at value (total cost $143,708,673)	146,661,389

Cash	4,340,546
Dividends receivable	60,286
Security lending income receivable	1,126
Receivable for capital shares issued	176,981
Receivable for variation margin on futures contracts	195,320
Prepaid expenses	21,514

Total Assets	151,457,162

Liabilities:
Payable for investments purchased	194,385
Payable for capital shares redeemed	273,562
Payable upon return of securities loaned (Note 2)	2,237,095
Accrued expenses and other payables:
Investment advisory fees	111,331
Fund administration fees	9,632
Distribution fees	12,428
Administrative servicing fees	10,401
Accounting and transfer agent fees	2,362
Trustee fees	352
Custodian fees	569
Compliance program costs (Note 3)	148
Professional fees	24,608
Printing fees	3,887
Recoupment fees (Note 3)	1,252
Other	48

Total Liabilities	2,882,060

Net Assets	$148,575,102

Represented by:
Capital	$142,960,936
Accumulated undistributed net investment income	76,636
Accumulated net realized gains from investments and futures transactions	2,456,791
Net unrealized appreciation/(depreciation) from investments	2,952,716
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	128,023

Net Assets	$148,575,102

*	Includes value of securities on loan of $2,182,570 (Note 2).

117

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide HighMark Small Cap Core Fund
Net Assets:
Class A Shares	$24,362,293
Class C Shares	8,931,807
Institutional Service Class Shares	114,942,706
Institutional Class Shares	338,296

Total	$148,575,102

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	806,121
Class C Shares	310,928
Institutional Service Class Shares	3,727,649
Institutional Class Shares	10,957

Total	4,855,655

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$30.22
Class C Shares (b)	$28.73
Institutional Service Class Shares	$30.84
Institutional Class Shares	$30.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$32.06

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

118

Statement of Operations

Nationwide HighMark Small Cap Core Fund
INVESTMENT INCOME:
Dividend income	$1,754,298
Income from securities lending (Note 2)	26,942
Interest income	7,393
Foreign tax withholding	(1,357)

Total Income	1,787,276

EXPENSES:
Investment advisory fees	1,287,091
Fund administration fees	112,105
Distribution fees Class A	60,534
Distribution fees Class C	71,437
Administrative servicing fees Class A	26,311
Administrative servicing fees Class C	7,685
Administrative servicing fees Institutional Service Class	18,302
Registration and filing fees	36,437
Professional fees	33,595
Printing fees	15,887
Trustee fees	3,950
Custodian fees	5,326
Accounting and transfer agent fees	15,978
Recoupment fees (Note 3)	1,252
Other	5,170

Total Expenses	1,701,060

NET INVESTMENT INCOME	86,216

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	15,494,938
Net realized gains from futures transactions (Note 2)	477,144

Net realized gains from investments and futures transactions	15,972,082

Net change in unrealized appreciation/(depreciation) from investments	(16,875,054)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	7,375

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(16,867,679)

Net realized/unrealized losses from investments and futures transactions	(895,597)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(809,381)

119

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Small Cap Core Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income/(loss)	$86,216	$(93,396)	$(409,764)
Net realized gains from investments and futures transactions	15,972,082	1,939,063	8,928,448
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(16,867,679)	3,441,645	1,153,828

Change in net assets resulting from operations	(809,381)	5,287,312	9,672,512

Change in net assets from capital transactions	57,941,919	1,130,126	1,509,324

Change in net assets	57,132,538	6,417,438	11,181,836

Net Assets:
Beginning of period	91,442,564	85,025,126	73,843,290

End of period	$148,575,102	$91,442,564	$85,025,126

Accumulated undistributed net investment income/(loss) at end of period	$76,636	$–	$(247,837)

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$23,782,980	$525,803	$486,019
Dividends reinvested	–	–	–
Cost of shares redeemed	(11,936,544)	(356,638)	(1,911,642)

Total Class A Shares	11,846,436	169,165	(1,425,623)

Class C Shares (Note 11)
Proceeds from shares issued	5,341,275	141,904	90,409
Dividends reinvested	–	–	–
Cost of shares redeemed	(524,428)	(103,390)	(969,627)

Total Class C Shares	4,816,847	38,514	(879,218)

Institutional Service Class Shares (Note 11) (b)
Proceeds from shares issued	62,218,826	4,479,024	17,436,398
Dividends reinvested	–	–	–
Cost of shares redeemed	(21,275,759)	(3,556,577)	(13,632,233)

Total Institutional Service Class Shares	40,943,067	922,447	3,804,165

Institutional Class Shares
Proceeds from shares issued	341,695	–	10,000 (c)
Dividends reinvested	–	–	— (c)
Cost of shares redeemed	(6,126)	–	— (c)

Total Institutional Class Shares	335,569	–	10,000 (c)

Change in net assets from capital transactions	$57,941,919	$1,130,126	$1,509,324

120

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Small Cap Core Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	767,699	17,980	17,493
Reinvested	–	–	–
Redeemed	(375,864)	(12,309)	(70,553)

Total Class A Shares	391,835	5,671	(53,060)

Class C Shares (Note 11)
Issued	178,986	5,205	3,428
Reinvested	–	–	–
Redeemed	(17,673)	(3,774)	(37,315)

Total Class C Shares	161,313	1,431	(33,887)

Institutional Service Class Shares (Note 11) (b)
Issued	1,963,554	151,653	623,840
Reinvested	–	–	–
Redeemed	(675,214)	(120,776)	(499,452)

Total Institutional Service Class Shares	1,288,340	30,877	124,388

Institutional Class Shares
Issued	10,774	–	381 (c)
Reinvested	–	–	– (c)
Redeemed	(198)	–	– (c)

Total Institutional Class Shares	10,576	–	381 (c)

Total change in shares	1,852,064	37,979	37,822

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

121

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Small Cap Core Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$30.10	(0.05)	0.17	0.12	–	–	–	$30.22	0.40%		$24,362,293	1.44%	(0.17%	)	1.44%	103.94%
Period Ended October 31, 2014 (g)(h)	$28.36	(0.05)	1.79	1.74	–	–	–	$30.10	6.14%	(i)	$12,469,982	1.62%	(0.64%	)	1.66%	10.30%
Year Ended July 31, 2014 (g)	$25.02	(0.19)	3.53	3.34	–	–	–	$28.36	13.35%	(i)	$11,588,588	1.59%	(0.69%	)	1.62%	49.64%
Year Ended July 31, 2013 (g)	$19.00	(0.05)	6.07	6.02	–	–	–	$25.02	31.69%		$11,549,088	1.62%	(0.22%	)	1.80%	77.00%
Year Ended July 31, 2012 (g)	$19.09	(0.05)	(0.04)	(0.09)	–	–	–	$19.00	(0.52%	)	$10,869,386	1.62%	(0.27%	)	1.96%	106.00%	(j)
Year Ended July 31, 2011 (g)	$14.47	(0.11)	4.73	4.62	–	–	–	$19.09	32.00%		$536,163	1.62%	(0.62%	)	2.01%	67.00%

Class C Shares
Year Ended October 31, 2015 (g)	$28.82	(0.27)	0.18	(0.09)	–	–	–	$28.73	(0.31%	)	$8,931,807	2.19%	(0.91%	)	2.19%	103.94%
Period Ended October 31, 2014 (g)(h)	$27.20	(0.09)	1.71	1.62	–	–	–	$28.82	5.96%	(i)	$4,312,329	2.22%	(1.24%	)	2.42%	10.30%
Year Ended July 31, 2014 (g)	$24.14	(0.35)	3.41	3.06	–	–	–	$27.20	12.68%	(i)	$4,030,378	2.22%	(1.32%	)	2.29%	49.64%
Year Ended July 31, 2013 (g)	$18.45	(0.17)	5.86	5.69	–	–	–	$24.14	30.84%		$4,395,523	2.22%	(0.82%	)	2.30%	77.00%
Year Ended July 31, 2012 (g)	$18.65	(0.16)	(0.04)	(0.20)	–	–	–	$18.45	(1.07%	)	$3,812,858	2.22%	(0.87%	)	2.46%	106.00%	(j)
Year Ended July 31, 2011 (g)	$14.22	(0.22)	4.65	4.43	–	–	–	$18.65	31.15%		$216,583	2.22%	(1.22%	)	2.51%	67.00%

Institutional Service Class Shares (k)
Year Ended October 31, 2015 (g)	$30.60	0.06	0.18	0.24	–	–	–	$30.84	0.78%		$114,942,706	1.10%	0.18%		1.10%	103.94%
Period Ended October 31, 2014 (g)(h)	$28.81	(0.03)	1.82	1.79	–	–	–	$30.60	6.21%	(i)	$74,648,581	1.33%	(0.35%	)	1.33%	10.30%
Year Ended July 31, 2014 (g)	$25.35	(0.12)	3.58	3.46	–	–	–	$28.81	13.65%	(i)	$69,395,173	1.33%	(0.43%	)	1.35%	49.64%
Year Ended July 31, 2013 (g)	$19.20	0.01	6.15	6.16	(0.01)	(0.01)	–	$25.35	32.07%		$57,898,679	1.34%	0.06%		1.56%	77.00%
Year Ended July 31, 2012 (g)	$19.24	0.01	(0.05)	(0.04)	–	–	–	$19.20	(0.21%	)	$46,390,420	1.33%	0.03%		1.71%	106.00%	(j)
Year Ended July 31, 2011 (g)	$14.54	(0.06)	4.76	4.70	–	–	–	$19.24	32.33%		$27,136,559	1.31%	(0.31%	)	1.76%	67.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$30.64	0.05	0.18	0.23	–	–	–	$30.87	0.75%		$338,296	1.05%	0.16%		1.05%	103.94%
Period Ended October 31, 2014 (g)(h)	$28.84	(0.02)	1.82	1.80	–	–	–	$30.64	6.24%	(i)	$11,672	1.22%	(0.24%	)	1.33%	10.30%
Period Ended July 31, 2014 (g)(l)	$26.26	(0.08)	2.66	2.58	–	–	–	$28.84	9.82%	(i)	$10,987	1.22%	(0.34%	)	1.25%	49.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(j)	Excludes merger activity.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(l)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

122

Notes to Financial Statements

October 31, 2015

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2015, the Trust operates fifty-one (51) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the eight (8) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Bailard Cognitive Value Fund (“Cognitive Value”)

- Nationwide Bailard Emerging Markets Equity Fund (“Emerging Markets”)

- Nationwide Bailard International Equities Fund (“International Equities”)

- Nationwide Bailard Technology & Science Fund (“Technology & Science”)

- Nationwide Geneva Mid Cap Growth Fund (“Mid Cap Growth”)

- Nationwide Geneva Small Cap Growth Fund (“Small Cap Growth”)

- Nationwide HighMark Large Cap Core Equity Fund (“Large Cap Core Equity”)

- Nationwide HighMark Small Cap Core Fund (“Small Cap Core”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Institutional Service Class and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Cognitive Value, International Equities, Technology & Science, Mid Cap Growth, Small Cap Growth, Large Cap Core Equity, and Small Cap Core (collectively the “Nationwide HighMark Funds”) commenced operations on September 16, 2013 as a result of a tax free reorganization in which each Fund acquired all of the assets, subject to all liabilities and obligations, of the HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Enhanced Growth Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark Large Cap Core Equity Fund, and HighMark Small Cap Core Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Each Fund has adopted the historical performance of its corresponding Predecessor Fund. Each Fund and its corresponding Predecessor Fund have substantially similar objectives and investment strategies.

The fiscal year end for the Nationwide HighMark Funds previously changed from July 31, 2014 to October 31, 2014. As such, the fiscal year ended October 31, 2014 for the Nationwide HighMark Funds reflects the three month period from August 1, 2014 through October 31, 2014.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by

123

Notes to Financial Statements (Continued)

October 31, 2015

the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities

124

Notes to Financial Statements (Continued)

October 31, 2015

have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2015, 100% of the market value of Technology & Science and Large Cap Core Equity was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2015. Please refer to the Statements of Investments for additional information on portfolio holdings.

Cognitive Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$77,292,365	$—	$—	$77,292,365
Exchange Traded Funds	6,304,083	—	—	6,304,083
Mutual Fund	43,737	—	—	43,737
Repurchase Agreement	—	722,444	—	722,444
Total	$83,640,185	$722,444	$—	$84,362,629

125

Notes to Financial Statements (Continued)

October 31, 2015

Emerging Markets

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Automobiles	$—	$4,154,495	$—	$4,154,495
Banks	8,346,644	12,504,214	—	20,850,858
Capital Markets	—	904,631	—	904,631
Chemicals	—	4,635,629	—	4,635,629
Construction & Engineering	—	1,356,846	—	1,356,846
Construction Materials	761,075	—	—	761,075
Diversified Financial Services	—	2,945,693	—	2,945,693
Diversified Telecommunication Services	—	1,470,653	—	1,470,653
Electric Utilities	—	1,260,688	—	1,260,688
Electronic Equipment, Instruments & Components	428,138	3,905,458	—	4,333,596
Food & Staples Retailing	—	2,982,882	—	2,982,882
Food Products	591,202	1,771,409	—	2,362,611
Hotels, Restaurants & Leisure	1,113,109	—	—	1,113,109
Household Durables	—	1,521,953	—	1,521,953
Independent Power and Renewable Electricity Producers	—	565,542	—	565,542
Industrial Conglomerates	—	652,764	—	652,764
Information Technology Services	2,724,000	599,357	—	3,323,357
Insurance	—	5,046,814	—	5,046,814
Internet Software & Services	1,937,150	1,884,938	—	3,822,088
Metals & Mining	1,665,600	2,183,202	—	3,848,802
Oil, Gas & Consumable Fuels	1,068,000	8,418,943	—	9,486,943
Paper & Forest Products	—	1,521,737	—	1,521,737
Pharmaceuticals	2,073,280	2,847,958	—	4,921,238
Real Estate Management & Development	34,320	1,937,921	—	1,972,241
Semiconductors & Semiconductor Equipment	1,098,000	669,056	—	1,767,056
Software	—	663,291	—	663,291
Specialty Retail	—	469,793	—	469,793
Technology Hardware, Storage & Peripherals	—	5,426,546	—	5,426,546
Textiles, Apparel & Luxury Goods	—	2,668,049	—	2,668,049
Tobacco	—	1,199,003	—	1,199,003
Transportation Infrastructure	—	2,628,501	—	2,628,501
Wireless Telecommunication Services	—	5,047,664	—	5,047,664
Total Common Stocks	$21,840,518	$83,845,630	$—	$105,686,148
Exchange Traded Funds	2,791,170	—	—	2,791,170
Mutual Fund	141,651	—	—	141,651
Repurchase Agreement	—	2,339,784	—	2,339,784
Total	$24,773,339	$86,185,414	$—	$110,958,753

126

Notes to Financial Statements (Continued)

October 31, 2015

International Equities

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$7,087,440	$—	$7,087,440
Air Freight & Logistics	—	2,673,573	—	2,673,573
Airlines	3,049,410	4,792,174	—	7,841,584
Auto Components	—	6,746,814	—	6,746,814
Automobiles	—	8,348,100	—	8,348,100
Banks	8,866,154	29,849,792	—	38,715,946
Beverages	—	2,386,492	—	2,386,492
Capital Markets	—	7,808,225	—	7,808,225
Chemicals	—	9,232,548	—	9,232,548
Commercial Services & Supplies	—	2,442,027	—	2,442,027
Construction & Engineering	—	3,873,085	—	3,873,085
Construction Materials	—	5,235,561	—	5,235,561
Containers & Packaging	—	4,308,832	—	4,308,832
Diversified Financial Services	—	2,851,422	—	2,851,422
Diversified Telecommunication Services	—	14,935,771	—	14,935,771
Electric Utilities	—	5,338,476	—	5,338,476
Electrical Equipment	—	2,915,210	—	2,915,210
Electronic Equipment, Instruments & Components	235,476	4,976,323	—	5,211,799
Food & Staples Retailing	—	12,509,553	—	12,509,553
Food Products	—	1,005,074	—	1,005,074
Health Care Equipment & Supplies	—	4,126,678	—	4,126,678
Health Care Providers & Services	—	2,094,248	—	2,094,248
Household Durables	—	9,270,420	—	9,270,420
Household Products	—	2,835,429	—	2,835,429
Information Technology Services	—	3,556,642	—	3,556,642
Insurance	3,046,400	18,403,844	—	21,450,244
Leisure Products	—	2,213,206	—	2,213,206
Life Sciences Tools & Services	—	2,201,697	—	2,201,697
Machinery	—	4,433,538	—	4,433,538
Media	—	8,644,747	—	8,644,747
Metals & Mining	1,388,000	1,110,724	—	2,498,724
Multiline Retail	—	2,463,099	—	2,463,099
Multi-Utilities	—	3,484,534	—	3,484,534
Oil, Gas & Consumable Fuels	—	12,674,464	—	12,674,464
Paper & Forest Products	—	6,991,634	—	6,991,634
Personal Products	—	6,865,286	—	6,865,286
Pharmaceuticals	8,878,501	16,826,019	—	25,704,520
Professional Services	—	4,170,340	—	4,170,340
Real Estate Management & Development	—	1,602,671	—	1,602,671
Road & Rail	—	3,709,360	—	3,709,360
Software	1,545,500	2,714,053	—	4,259,553
Specialty Retail	—	3,148,014	—	3,148,014
Technology Hardware, Storage & Peripherals	—	5,512,195	—	5,512,195
Textiles, Apparel & Luxury Goods	—	1,730,962	—	1,730,962
Tobacco	—	8,397,473	—	8,397,473
Trading Companies & Distributors	—	2,502,597	—	2,502,597
Wireless Telecommunication Services	—	6,857,790	—	6,857,790
Total Common Stocks	$27,009,441	$287,858,156	$—	$314,867,597
Exchange Traded Fund	1,253,250	—	—	1,253,250
Forward Foreign Currency Contracts	—	598,672	—	598,672
Mutual Fund	79,825	—	—	79,825
Repurchase Agreement	—	1,318,550	—	1,318,550
Total	$28,342,516	$289,775,378	$—	$318,117,894

127

Notes to Financial Statements (Continued)

October 31, 2015

Mid Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,068,889,065	$—	$—	$1,068,889,065
Mutual Fund	1,213,704	—	—	1,213,704
Repurchase Agreement	—	20,047,851	—	20,047,851
Total	$1,070,102,769	$20,047,851	$—	$1,090,150,620

Small Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	259,751,255	—	—	259,751,255
Mutual Fund	601,244	—	—	601,244
Repurchase Agreement	—	9,931,298	—	9,931,298
Total	$260,352,499	$9,931,298	$—	$270,283,797

Small Cap Core

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$144,424,294	$—	$—	$144,424,294
Futures Contracts	128,023	—	—	128,023
Mutual Fund	127,703	—	—	127,703
Repurchase Agreement	—	2,109,392	—	2,109,392
Total	$144,680,020	$2,109,392	$—	$146,789,412

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2015, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

International Equities is subject to foreign currency exchange risk in the normal course of pursuing its objectives. International Equities entered into forward foreign currency contracts in connection with planned purchases or

128

Notes to Financial Statements (Continued)

October 31, 2015

sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

International Equities’ forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts”, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

Large Cap Core Equity and Small Cap Core are subject to equity price risk in the normal course of pursuing their objective(s). Large Cap Core Equity and Small Cap Core entered into financial futures contracts (“futures contracts”) to enable the Funds to more closely approximate the performance of their benchmark indices or for tactical hedging purposes. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts”, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

129

Notes to Financial Statements (Continued)

October 31, 2015

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2015

International Equities

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$598,672
Total		$598,672

Large Cap Core Equity

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$144,107
Total		$144,107
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Small Cap Core

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$128,023
Total		$128,023
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2015

International Equities

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$4,389,124
Total	$4,389,124

Large Cap Core Equity

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$254,355
Total	$254,355

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Notes to Financial Statements (Continued)

October 31, 2015

Small Cap Core

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$477,144
Total	$477,144

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2015

International Equities

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(625,063)
Total	$(625,063)

Large Cap Core Equity

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$59,374
Total	$59,374

Small Cap Core

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$7,375
Total	$7,375

Information about derivative instruments reflected as of October 31, 2015 is generally indicative of the type of derivative instruments used for International Equities, Large Cap Core Equity and Small Cap Core for the year ended October 31, 2015. The number of futures contracts held by the Large Cap Core Equity and Small Cap Core as of October 31, 2015 is generally indicative of the volume for the year ended October 31, 2015.

The number of forward foreign currency contracts held by International Equities as of October 31, 2015 is generally indicative of the volume for the year ended October 31, 2015.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define its contractual rights and to secure rights that will help International Equities mitigate its counterparty risk, International Equities entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between International Equities and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, International Equities may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty.

131

Notes to Financial Statements (Continued)

October 31, 2015

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2015, Large Cap Core Equity and Small Cap Core have entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

For financial reporting purposes, International Equities does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth International Equities’ net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2015:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$598,672	$—	$598,672
Total	$598,672	$—	$598,672

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Gross Amounts not Offset in the Statement of Assets and Liabilities		Net Amount of Derivative Assets
Counterparty		Derivatives Available for Offset	Collateral Received
Brown Brothers Harriman & Co.	$598,672	$—	$—	$598,672
Total	$598,672	$—	$—	$598,672

Amounts designated as “—” are zero.

(e)	Securities Lending

During the year ended October 31, 2015, Cognitive Value, Emerging Markets, International Equities, Mid Cap Growth, Small Cap Growth, Small Cap Core entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. The Securities Lending Agency Agreement can be terminated by a Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Funds receive payments from BBH equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not

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Notes to Financial Statements (Continued)

October 31, 2015

considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Institutional Money Market Fund, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2015, the Securities Lending Agreement does not permit the Funds to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended October 31, 2015, Cognitive Value, Emerging Markets, International Equities, Mid Cap Growth, Small Cap Growth, Small Cap Core, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2015, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 0.06%, dated 10/30/2015, due 11/02/15, repurchase price $229,801,150, collateralized by a U.S. Treasury Note, 1.50%, 11/30/19; total market value $234,396,000.

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Notes to Financial Statements (Continued)

October 31, 2015

At October 31, 2015, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Cognitive Value	BNP Paribas Securities Corp.	$722,444	$—	$722,444	$(722,444)	$—
Emerging Markets	BNP Paribas Securities Corp.	2,339,784	—	2,339,784	(2,339,784)	—
International Equities	BNP Paribas Securities Corp.	1,318,550	—	1,318,550	(1,318,550)	—
Mid Cap Growth	BNP Paribas Securities Corp.	20,047,851	—	20,047,851	(20,047,851)	—
Small Cap Growth	BNP Paribas Securities Corp.	9,931,298	—	9,931,298	(9,931,298)	—
Small Cap Core	BNP Paribas Securities Corp.	2,109,392	—	2,109,392	(2,109,392)	—

Amounts designated as “—” are zero.

*	At October 31, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

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Notes to Financial Statements (Continued)

October 31, 2015

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2015 are primarily attributable to capital loss carryforward expirations, foreign currency gains and losses, net operating losses not utilized, REIT returns of capital dividends and reclassifications, non-REIT returns of capital dividends and reclassifications, partnership distributions, passive foreign investment company gain/loss on sales, non-deductible offering costs, distribution redesignations, and foreign capital gains tax. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended October 31, 2015 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Cognitive Value	$—	$66,956	$(66,956)
Emerging Markets	(5,265)	(324,062)	329,327
International Equities	—	3,659,014	(3,659,014)
Technology & Science	—	3,736	(3,736)
Mid Cap Growth	(1,558,817)	1,558,817	—
Small Cap Growth	(114,855)	108,474	6,381
Large Cap Core Equity	11,362	(10,886)	476
Small Cap Core	(424)	(9,580)	10,004

Amounts designated as “—“ are zero or have been rounded to zero.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based

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Notes to Financial Statements (Continued)

October 31, 2015

on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Certain non-asset based expenses are estimated and accrued daily. Expense estimate true-ups are recorded routinely and could result in negative expenses on the Statement of Operations. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2015, the subadvisers for each Fund are as follows:

Fund	Subadviser
Cognitive Value	Bailard, Inc. (“Bailard”)
Emerging Markets	Bailard
International Equities	Bailard
Technology & Science	Bailard
Mid Cap Growth	Geneva Capital Management Ltd. (“Geneva”)
Small Cap Growth	Geneva
Large Cap Core Equity	HighMark Capital Management (“HighMark”)
Small Cap Core	HighMark

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2015, the Funds paid investment advisory fees to NFA according to the schedule below.

136

Notes to Financial Statements (Continued)

October 31, 2015

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	On $500 million and more	0.70%
Emerging Markets	Up to $200 million	1.00%
	On $200 million and more	0.97%
International Equities	Up to $1 billion	0.75%
	On $1 billion and more	0.70%
Technology & Science	Up to $500 million	0.75%
	On $500 million up to $1 billion	0.70%
	On $1 billion and more	0.65%
Mid Cap Growth	Up to $250 million	0.75%
	On $250 million up to $500 million	0.70%
	On $500 million and more	0.65%
Small Cap Growth(a)	Up to $250 million	0.84%
	On $250 million up to $500 million	0.79%
	On $500 million and more	0.74%
Large Cap Core Equity(a)	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
Small Cap Core(b)	Up to $500 million	0.90%
	On $500 million and more	0.85%
(a)	For the period from May 1, 2015 through October 31, 2015.
(b)	For the period from April 15, 2015 through October 31, 2015.

Prior to April 15, 2015, under the terms of the Investment Advisory Agreement, Small Cap Core paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Small Cap Core	All Assets	0.95%

Prior to May 1, 2015, under the terms of the Investment Advisory Agreement, Small Cap Growth and Large Cap Core Equity paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Small Cap Growth	Up to $250 million	1.00%
	On $250 million up to $500 million	0.95%
	On $500 million and more	0.90%
Large Cap Core Equity	All Assets	0.60%

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Notes to Financial Statements (Continued)

October 31, 2015

For the year ended October 31, 2015, the effective advisory fee rates were as follows:

Fund	Effective Advisory Fee Rates
Cognitive Value	0.75%
Emerging Markets	1.00
International Equities	0.75
Technology & Science	0.75
Mid Cap Growth	0.68
Small Cap Growth	0.91
Large Cap Core Equity	0.60
Small Cap Core	0.92

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2016.

Fund	Class A	Class C	Institutional Service Class	Institutional Class	Class M
Cognitive Value	1.47%	2.07%	1.22%	1.07%	1.07%
International Equities	1.42	2.10	1.27	1.10	1.10
Technology & Science	1.45	2.05	1.20	1.05	1.05
Mid Cap Growth	1.38	1.98	1.13	0.98	N/A
Small Cap Growth	1.62	2.22	1.37	1.22	N/A
Large Cap Core Equity	1.22	1.82	0.97	0.82	N/A
Small Cap Core	1.62	2.22	1.37	1.22	N/A

The Trust and NFA have entered into a written Expense Limitation Agreement that limits Emerging Market’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 1.10% until February 29, 2016.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

138

Notes to Financial Statements (Continued)

October 31, 2015

As of October 31, 2015, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Period Ended July 31, 2014 (a)	Periods Ended October 31, 2014		Fiscal Year 2015 Amount	Total
Cognitive Value	$—	$8,533	(b)	$—	$8,533
Emerging Markets	N/A	154,262	(c)	186,838	341,100
International Equities	—	—	(b)	—	—
Technology & Science	—	6,838	(b)	—	6,838
Mid Cap Growth	—	—	(b)	—	—
Small Cap Growth	3,329	10,276	(b)	—	13,605
Large Cap Core Equity	30,107	22,684	(b)	4,507	57,298
Small Cap Core	2,303	3,358	(b)	—	5,661

N/A—Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from September 16, 2013 through July 31, 2014.

(b)	For the period from August 1, 2014 through October 31, 2014.

(c)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

Pursuant to the Expense Limitation Agreement, during the year ended October 31, 2015, Technology & Science, Small Cap Growth and Small Cap Core reimbursed NFA in the amount of $6,465, $4,593, and $1,252, respectively.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2015, NFM earned $1,157,447 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

139

Notes to Financial Statements (Continued)

October 31, 2015

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2015, the Funds’ aggregate portion of such costs amounted to $6,052.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

●	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)
●	1.00% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount of the purchase. During the year ended October 31, 2015, the Funds imposed front-end sales charges of $584,289. From these fees, NFD retained a portion amounting to $78,664.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2015, the Funds imposed CDSCs of $1,448. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2015, the effective rates for administrative services fees paid by the Funds were as follows:

Fund	Class A	Class C	Institutional Service Class
Cognitive Value	0.11%	0.07%	—%
Emerging Markets	0.02	—	—
International Equities	0.07	0.09	0.07
Technology & Science	0.07	0.05	0.09
Mid Cap Growth	0.16	0.10	0.14
Small Cap Growth	0.13	0.10	0.10
Large Cap Core Equity	0.12	0.08	—
Small Cap Core	0.11	0.11	0.02

Amounts designated as “—” are zero or have been rounded to zero.

140

Notes to Financial Statements (Continued)

October 31, 2015

For the year ended October 31, 2015, each Fund’s total administrative servicing fees were as follows:

Fund	Amount
Cognitive Value	$3,426
Emerging Markets	8
International Equities	84,299
Technology & Science	3,498
Mid Cap Growth	1,700,937
Small Cap Growth	177,246
Large Cap Core Equity	15,512
Small Cap Core	52,298

As of October 31, 2015, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Cognitive Value	0.01%
Emerging Markets	75.17
International Equities	—
Technology & Science	0.01
Mid Cap Growth	—
Small Cap Growth	—
Large Cap Core Equity	0.01
Small Cap Core	0.01

Amounts designated as “—” are zero or have been rounded to zero.

4.  Line of Credit and Earnings Credit

Effective July 16, 2015, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. During the year ended October 31, 2015, the Funds had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

141

Notes to Financial Statements (Continued)

October 31, 2015

5.  Investment Transactions

For the year ended October 31, 2015, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Cognitive Value	$140,458,542	$147,998,082
Emerging Markets	213,277,760	111,710,918
International Equities	341,641,245	276,099,943
Technology & Science	26,608,777	36,087,330
Mid Cap Growth	179,283,647	551,265,361
Small Cap Growth	140,813,154	53,712,435
Large Cap Core Equity	45,740,546	53,134,787
Small Cap Core	195,204,784	137,282,158

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

142

Notes to Financial Statements (Continued)

October 31, 2015

indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds’ financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the impact ASU 2015-07 will have on the Funds financial statement disclosures.

9.  Other

As of October 31, 2015, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Cognitive Value	59.36%	1
Emerging Markets	91.47	4
International Equities	52.08	3
Technology & Science	58.97	1
Mid Cap Growth	29.69	2
Small Cap Growth	40.92	2
Large Cap Core Equity	60.51	2
Small Cap Core	52.88	3

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized

143

Notes to Financial Statements (Continued)

October 31, 2015

gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the year ended October 31, 2015, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Cognitive Value	$—
Emerging Markets	—
International Equities	—
Technology & Science	—
Mid Cap Growth	35,219
Small Cap Growth	15,794
Large Cap Core Equity	10,675
Small Cap Core	91,294

Amounts designated as “—” are zero or have been rounded to zero.

11.  Reorganization

The Nationwide HighMark Funds commenced operations on September 16, 2013 as a result of a tax free reorganization in which each Nationwide HighMark Fund acquired all of the assets, subject to all liabilities and obligations, of the Predecessor Fund. Class A and Class B, Class C, Class M and Fiduciary shareholders of each Predecessor Fund received Class A, Class C, Class M and Institutional Service Class shares, respectively, of the Nationwide HighMark Funds with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the respective Predecessor Funds immediately prior to the reorganization. Each Predecessor Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Nationwide HighMark Fund reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, each Predecessor Fund’s operating history prior to the reorganization is reflected in Nationwide HighMark Fund’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the Nationwide HighMark Fund as noted below:

Fund/Class	Shares	Value
Cognitive Value
Class A	79,122	$1,160,869
Class C	38,504	548,477
Class M	6,178,315	90,565,455
Institutional Service Class*	123,558	1,810,376
International Equities
Class A	552,960	4,230,036
Class C	163,235	1,239,920
Class M	20,228,917	154,593,432
Institutional Service Class*	8,207,651	62,668,697
Technology & Science
Class A	115,935	1,609,414
Class C	30,615	407,158
Class M	6,212,912	88,795,564
Institutional Service Class*	98,988	1,411,690

144

Notes to Financial Statements (Continued)

October 31, 2015

Fund/Class	Shares	Value
Mid Cap Growth
Class A	16,855,620	$486,466,686
Class B**	77,898	2,015,420
Class C	3,789,488	99,286,490
Institutional Service Class*	29,120,415	850,380,173
Small Cap Growth
Class A	618,599	25,816,384
Class C	315,334	12,816,312
Institutional Service Class*	1,854,739	78,316,905
Large Cap Core Equity
Class A	864,698	9,866,895
Class C	88,963	986,061
Institutional Service Class*	4,076,059	46,641,531
Small Cap Core
Class A	448,487	11,344,436
Class C	179,874	4,387,651
Institutional Service Class*	2,146,106	55,026,803
*	Effective September 16, 2013, Fiduciary shares were renamed Institutional Service Class Shares.
**	Effective September 16, 2013, Class B Shares were converted into Class A Shares. See Statements of Changes in Net Assets for additional information.

12.  Merger

At close of business on October 9, 2015, Nationwide HighMark Large Cap Core Equity Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide HighMark Large Cap Growth Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 10, 2015. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 2,321,147 shares of the Acquiring Fund, valued at $30,358,213, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $26,801,751 and identified cost of $24,770,326 at October 9, 2015, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $56,559,803. The net assets of the Acquiring Fund immediately following the acquisition were $86,918,016. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A, Class C, Institutional Service Class, and Institutional Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

145

Notes to Financial Statements (Continued)

October 31, 2015

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide HighMark Large Cap Growth Fund				$2,031,425
Class A	2,544,039	$15,089,270	$5.9312
Class C	481,505	2,185,100	4.5381
Institutional Service Class	2,054,309	12,815,155	6.2382
Institutional Class	43,140	268,688	6.2283
Acquiring Fund
Nationwide HighMark Large Cap Core Equity Fund				$8,437,473
Class A	809,799	$10,606,851	$13.0981
Class C	91,274	1,154,720	12.6512
Institutional Service Class	3,407,698	44,746,769	13.1311
Institutional Class	3,921	51,463	13.1257
After Reorganization
Nationwide HighMark Large Cap Core Equity Fund				$10,468,898
Class A	1,961,814	$25,696,121	$13.0981
Class C	263,994	3,339,820	12.6512
Institutional Service Class	4,383,640	57,561,924	13.1311
Institutional Class	24,391	320,151	13.1257

The following pro forma information for the year ended October 31, 2015 is provided as though the reorganization had been completed on November 1, 2014, the beginning of the annual reporting period for the Fund:

●	Net investment income $626,824;
●	Net gain on investments $16,943,471;
●	Net change in unrealized appreciation/(depreciation) $(9,199,209); and
●	Net increase in net assets resulting from operations $8,371,086.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since October 9, 2015.

13.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$8,257,118	$2,601,460	$10,858,578	$—	$10,858,578
Emerging Markets	1,110,463	—	1,110,463	—	1,110,463
International Equities	12,232,422	—	12,232,422	—	12,232,422
Technology & Science	322,177	9,301,072	9,623,249	—	9,623,249
Mid Cap Growth	—	179,755,323	179,755,323	—	179,755,323
Small Cap Growth	—	8,843,482	8,843,482	—	8,843,482
Large Cap Core Equity	1,391,037	1,631,061	3,022,098	—	3,022,098
Small Cap Core	—	—	—	—	—
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

146

Notes to Financial Statements (Continued)

October 31, 2015

Amounts designated as “—” are zero or have been rounded to zero.

Emerging Markets did not make any distributions during the period from April 1, 2014 (commencement of operations) through October 31, 2014.

The Funds did not make any distributions during the period from August 1, 2014 through October 31, 2014.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$13,491,147	$8,459,332	$21,950,479	$—	$21,950,479
International Equities	5,269,320	—	5,269,320	—	5,269,320
Technology & Science	202,180	—	202,180	—	202,180
Mid Cap Growth	—	77,070,924	77,070,924	—	77,070,924
Small Cap Growth	538,446	3,615,919	4,154,365	—	4,154,365
Large Cap Core Equity	291,547	—	291,547	—	291,547
Small Cap Core	—	—	—	—	—

Amounts designated as “—” are zero or have been rounded to zero.

* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Cognitive Value	$323,838		$323,838	$—	$(714,162)	$6,035,345	$5,645,021
Emerging Markets	688,993	—	688,993	—	(18,125,809)	(7,855,732)	(25,292,548)
International Equities	6,993,611	—	6,993,611	—	(32,543,298)	33,694,108	8,144,421
Technology & Science	—	8,042,865	8,042,865	—	—	49,517,599	57,560,464
Mid Cap Growth	—	121,134,104	121,134,104	—	(5,591,269)	295,946,671	411,489,506
Small Cap Growth	—	14,116,418	14,116,418	—	(1,400,121)	28,990,452	41,706,749
Large Cap Core Equity	103,937	5,683,231	5,787,168	—	—	12,929,426	18,716,594
Small Cap Core	76,636	4,030,247	4,106,883	—	(1,252,371)	2,759,654	5,614,166
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

Amounts designated as “—” are zero or have rounded to zero.

147

Notes to Financial Statements (Continued)

October 31, 2015

As of October 31, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Cognitive Value	$78,327,284	$9,764,856	$(3,729,511)	$6,035,345
Emerging Markets	118,788,154	1,706,399	(9,535,740)	(7,829,341)
International Equities	283,774,996	44,253,045	(10,508,819)	33,744,226
Technology & Science	55,869,702	51,181,585	(1,663,986)	49,517,599
Mid Cap Growth	794,203,949	307,406,503	(11,459,832)	295,946,671
Small Cap Growth	241,293,345	42,706,991	(13,716,539)	28,990,452
Large Cap Core Equity	73,027,764	13,812,233	(882,807)	12,929,426
Small Cap Core	143,901,735	15,268,509	(12,508,855)	2,759,654

As of October 31, 2015, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Cognitive Value	$714,162	Unlimited
Emerging Markets*	18,125,809	Unlimited
International Equities	21,266,768	2017
International Equities	11,276,530	Unlimited
Small Cap Core*	1,252,371	2017
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended October 31, 2015, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Small Cap Core	$12,116,782	$—

Amount designated as “—” is zero or has been rounded to zero.

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2015 through October 31, 2015, that in accordance with federal income tax regulations the Funds have elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2015, the Funds have elected to defer late year losses in the amounts listed below.

Fund	Late Year Ordinary Loss
Mid Cap Growth	$5,591,269
Small Cap Growth	1,400,121

14.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

148

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Small Cap Growth Fund, Nationwide HighMark Large Cap Core Equity Fund and Nationwide HighMark Small Cap Core Fund (eight series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Large Cap Core Equity Fund and Nationwide HighMark Small Cap Core Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on the statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

149

Supplemental Information

October 31, 2015 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the taxable year ended October 31, 2015, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Cognitive Value	44.00%
Emerging Markets	0.45
Technology & Science	100.00
Large Cap Core Equity	65.24

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Cognitive Value	$2,601,460
Technology & Science	9,301,072
Mid Cap Growth	179,755,323
Small Cap Growth	8,843,482
Large Cap Core Equity	1,631,061

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2015, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Emerging Markets	$2,528,847	$0.1927
International Equities	8,737,891	0.2147

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2015, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Emerging Markets	$394,983	$0.0301
International Equities	806,004	0.0198

150

Management Information

October 31, 2015

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, and other directorships or trusteeships they have held during the past five years in any publicly-traded company or registered investment company are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	119	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

151

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	119	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	119	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

152

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	119	None

153

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119	Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare Foundation (non-profit foundation) since 2009.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

154

Management Information (Continued)

October 31, 2015

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)

Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007.
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2] and NWD Investments[2].
Jennifer T. Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President, Nationwide Funds Marketing for NFS.[2] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[2] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[2]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

155

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

156

Market Index Definitions (con’t.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

157

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

158

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

159

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadvisor: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadvisor manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadvisor.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

160

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2016

AR-CEQ 12/15

Annual Report

October 31, 2015

Nationwide Mutual Funds

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2015

Dear Investor,

You’ve mapped out an investment plan and begun to make progress toward your future goals, such as retirement. Yet, you may be tempted to stop moving forward or change direction when you hear news of difficult economic conditions. Perhaps you questioned your financial plan during the market correction that occurred this past August or in response to conflicting reports about rising interest rates.

While headlines may be confusing or even frightening, they should not serve as the basis for investment decisions. Long-term goals don’t change just because the market does, and it’s important to remain calm and focused on your future as market noise intensifies during periods of volatility. We urge you to talk with your financial advisor regularly to discuss why you shouldn’t allow transitory economic sound bites to discourage you from climbing closer to your goals.

This report brings you a snapshot of recent market trends and your Fund’s performance for the annual reporting period ended October 31, 2015, including your Fund’s specific holdings. For the fiscal year of November 1, 2014 through October 31, 2015, the broad U.S. stock market, as measured by the S&P 500® Index, reported a 5.20% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 1.96% for the same period. (Please turn to the Economic Review for a more detailed account of the economic trends that prevailed during your Fund’s annual reporting period.)

As you review this report and future reports, remember to evaluate your progress within the context of your holistic plan. Opportunities are inherent to most market cycles, and we urge investors to seek them with a long-term perspective and a sound asset allocation strategy.

Please know that we are here for the long term, poised to help you with your financial goals, such as preparing for your retirement. As always, thank you for your investment in the Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2015, most asset classes produced a positive investment return. Domestic equities rallied, with the S&P 500® Index delivering a 5.20% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively weak during the reporting period, with the MSCI EAFE® Index registering -0.07% and the MSCI Emerging Markets® Index -14.53%, as investors reacted to worries about global growth. Emerging markets were particularly hard hit, as China’s economy experienced a slowdown and investors considered the implication of a rising U.S. dollar as well as the potential for higher interest rates. Fixed-income investment returns were mixed during the reporting period, driven by lower long-term interest rates and offset by widening credit spreads, particularly in the high-yield market.

In the United States, equity markets managed to gain despite volatile gross domestic product (GDP) growth, sluggish earnings growth and uncertainty about the timing of the Federal Reserve’s initial interest rate hike. GDP growth came in at 0.6% for the first calendar quarter of 2015 before accelerating to 3.9% in the second quarter and falling to 1.5% in the third quarter. Given the uneven growth and uncertain conditions in the international markets during the reporting period, the Fed did not act to raise rates, yet Fed officials suggested that the federal funds rate would rise in the near future. Long-term Treasury yields fell during the reporting period but short-term rates rose, with the two-year yield higher by 0.27%.

The S&P 500 Index produced positive performance in six of the 12 months of the reporting period. The weakest month was August 2015, with the Index registering -6.03%, but the brief downturn was more than offset by the Index’s 8.44% return in October 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were consumer discretionary, up 21.1%; and information technology, up 11.2%. These two sectors benefited from relatively strong earnings growth as well as merger-and-acquisition activity. The weakest sectors were energy, down 19.3%; and materials, down 4.6%. Both sectors reacted negatively to the period’s substantial decline in commodity prices.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks slightly outperforming small-cap stocks, and growth outperforming value.

U.S. economic activity was volatile during the reporting period, yet an expected 2.5% economic growth rate for calendar year 2015 would be the strongest since 2006. Inflation was extremely low during the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to significant declines in the prices of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.7% to 5.0%.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance experienced throughout the economic recovery during the past several years. The S&P 500 Index outperformed the MSCI EAFE Index in six of the past eight quarters, and in 17 of the 26 quarters since the market bottom in 2009, the performance gap was relatively narrow. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

2

Economic Review (Con’t.)

Performance in the fixed-income markets during the reporting period was driven by a decline in interest rates that served to offset a widening in credit spreads. Long-term Treasury yields fell slightly from 2.31% to 2.14% during the reporting period.

3

Fund Commentary	Nationwide Bond Index Fund

For the annual period ended October 31, 2015, the Nationwide Bond Index Fund (Institutional Class) returned 1.69% versus 1.96% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 207 funds as of October 31, 2015) was 0.32% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Over the period, the market was influenced by the Federal Reserve (Fed), strength of the dollar, pressure on oil prices, and a surge of issuance in the corporate credit market. The Fed made no reference in its December 2014 statement to the extreme volatility that had gripped oil prices and the Russian rouble. An ultimately balanced view comforted both hawks and doves, with the Fed saying it “can be patient” in beginning to normalize rates and adding that this was consistent with its previous “considerable time” guidance. Fed Chairman Janet Yellen explained that a rate rise was unlikely for at least a couple of meetings, making April the earliest “lift-off” date unless data changes significantly. This helped propel the Dow Jones Industrial Average to its first ever close above 18,000.

Following the end of QE in the US, investors have signaled a reduced willingness to overlook single name risk when pricing credit spreads. At the end of 2014, markets started punishing poor corporate behavior (Petrobras) or mistakes (Tesco PLC) more severely. The falling oil price badly hit the US corporate bond market, which has a high weighting of energy companies. The US corporate market was further dampened by considerable supply, with November’s $120bn the second-highest month ever in issuance of US investment-grade bonds.

The Fed opened the door at its March meeting to a first interest rate rise in almost a decade, but balanced that hawkishness by saying it was in no hurry to raise rates, adding that the pace of tightening would be slower than previously anticipated. The US economy added just 126,000 jobs in March, the fewest number since December 2013, and February’s reading was revised down to 264,000. Job numbers had previously stood out from generally disappointing data so far this year, reflecting harsh winter weather, tepid overseas markets and a slowdown in the energy sector. One of the factors hampering the Fed’s efforts to decouple its monetary policy from the global easing trend is the downward pressure being exerted on inflation by the surging dollar. Concerns have also been raised over the impact of the strong dollar on US growth.

Against the backdrop of an economy that contracted at an annualized rate of 0.2% in a weather-impacted first quarter, U.S. policymakers left open the possibility of raising interest rates in the second half of the year. The labor market continued to encourage. The Non-Farm Payroll recorded 223,000 new jobs in June, although May’s reading was revised lower to 254,000 from 280,000, and April’s was revised lower to 187,000 from 221,000. Nevertheless, the job numbers suggest the economy is in better shape than implied by weak GDP figures. The unemployment rate declined to 5.3%. The U.S. consumer, who had shown little inclination to spend for much of 2015 despite the windfall from lower energy prices, job growth and higher asset prices, finally put in an appearance as retail sales advanced 1.2% month-on-month in May from 0.2% in April. Household spending then climbed in May at its strongest pace in almost six years. Nevertheless, in unusual moves, the International Monetary Fund and World Bank both urged the Fed to postpone raising interest rates until next year, referencing the impact of the strong dollar on the domestic economy and emerging markets. Heavy new issuance, seasonally-weakening demand and growing concerns over Greece weighed on investment-grade credit over the quarter. Heavy supply continued, with the run rate of new issues around 30% higher than last year’s levels.

During the third quarter of 2015, yields fell across the U.S. Treasuries curve amid the volatility driven by events in Greece and China, with the 10-year yield falling by 32 basis points over the quarter to 2.04%. The outcome of September’s highly-

4

Fund Commentary (con’t.)	Nationwide Bond Index Fund

anticipated meeting of the Federal Reserve (Fed) was one of the most uncertain for some time. Expectations were finally balanced between a “hawkish hold” and a “dovish hike”, although a surprisingly dovish statement accompanied policymakers’ holding interest rates and softening their projections for the economic outlook. The statement cited some inflation concerns and said that recent “global economic and financial developments” – accompanied by numerous references to China – could restrain economic activity and are likely to put further downward pressure on near-term inflation. Nevertheless, in a conclusion that somewhat confused markets, a majority of Fed participants continued to believe rates will rise by year-end, despite their dampened outlook. In Q3, global credit spreads widened to levels not seen since 2012/2013 as macro uncertainties around China, commodity weakness and volatility around the timing of a Fed rate hike created a challenging backdrop for the market, while M&A-induced supply remained heavy. Negative sentiment was compounded by major idiosyncratic weakness, which spilled over from specific names to impact sectors more widely.

All sectors were positive. Financials and Treasuries were the greatest absolute contributors, while Industrials and Sovereigns added the least to absolute return.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are more volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Bond Index Fund

Asset Allocation†

U.S. Treasury Notes	30.4%
U.S. Government Mortgage Backed Agencies	28.4%
Corporate Bonds	24.4%
U.S. Treasury Bonds	6.0%
Mutual Funds	4.5%
Sovereign Bonds	3.7%
U.S. Government Sponsored & Agency Obligations	2.6%
Commercial Mortgage Backed Securities	2.0%
Municipal Bonds	1.0%
Asset-Backed Securities	0.6%
Yankee Dollars	0.3%
Repurchase Agreement	0.1%
Liabilities in excess of other assets	(4.0)%
100.0%

Top Industries††

Banks	4.0%
Oil, Gas & Consumable Fuels	1.8%
Electric Utilities	1.6%
Capital Markets	1.2%
Media	1.1%
Diversified Telecommunication Services	1.0%
Pharmaceuticals	1.0%
Gas Utilities	1.0%
Insurance	0.9%
Health Care Providers & Services	0.9%
Other Industries*	85.5%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund —Institutional Class	4.3%
U.S. Treasury Notes, 0.63%, 02/15/17	4.0%
U.S. Treasury Notes, 1.00%, 02/15/18	1.2%
Government National Mortgage Association II Pool TBA, 3.50%, 11/15/45	1.1%
Government National Mortgage Association II Pool TBA, 3.00%, 11/15/45	1.0%
U.S. Treasury Notes, 1.50%, 01/31/22	0.9%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 4.50%, 11/15/45	0.8%
U.S. Treasury Bonds, 2.50%, 02/15/45	0.8%
Federal National Mortgage Association Pool TBA, 3.50%, 11/25/45	0.7%
Government National Mortgage Association II Pool, 4.00%, 01/20/45	0.7%
Other Holdings*	84.5%
100.0%

Objective

The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	1.36%	2.41%	4.04%
	w/SC2	(0.91)%	1.20%	3.43%
Class C3	w/o SC1	0.68%	1.75%	3.39%
	w/SC4	(0.30)%	N/A	N/A
Institutional Class[5]		1.69%	2.78%	4.43%
Barclays U.S. Aggregate Bond Index		1.96%	3.03%	4.72%
CPI		0.17%	1.69%	1.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]

Prior to February 28, 2011, a 5.75% front-end sales charge was deducted. For the period from March 1, 2011 through October 29, 2013 a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]

These returns are based on the previous performance of the Fund for the period through December 31, 2005 of Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in SCs (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such class. If these other fees were reflected, the performance for Class C would have been lower.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	0.67%
Class C	1.34%
Institutional Class	0.27%

^	Current effective prospectus dated March 1, 2015 (as revised May 14, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Bond Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Bond Index Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Index Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	995.50	3.37	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67
Class C Shares	Actual	(a)	1,000.00	992.10	6.73	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Institutional Class Shares	Actual	(a)	1,000.00	997.60	1.26	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.95	1.28	0.25

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2015

Nationwide Bond Index Fund

Asset-Backed Securities 0.6%

	Principal Amount	Market Value

Automobiles 0.3%
Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	$1,700,000	$1,698,758
Hyundai Auto Receivables Trust, Series 2015-B, Class A3, 1.12%, 11/15/19	1,000,000	997,191

		2,695,949

Credit Card 0.3%
Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7, 5.75%, 07/15/20	2,191,000	2,371,883
Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 09/16/24	625,000	615,668

		2,987,551

Total Asset-Backed Securities (cost $5,717,091)		5,683,500

Commercial Mortgage Backed Securities 2.0%
Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4, 5.45%, 01/15/49	1,436,790	1,490,268
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A4, 4.13%, 11/10/46	650,000	700,370
Series 2014-GC25, Class A4, 3.64%, 10/10/47	500,000	517,528
COMM Mortgage Trust, Series 2014-CR16, Class A4, 4.05%, 04/10/47	750,000	803,111
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4, 5.70%, 09/15/40 (a)	966,405	1,008,392
CW Capital Cobalt Ltd., Series 2007-C3, Class A4, 5.77%, 05/15/46 (a)	424,518	448,014
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K003, Class A5, 5.09%, 03/25/19	100,000	110,831
Series K004, Class A1, 3.41%, 05/25/19	246,115	256,061
Series K006, Class A1, 3.40%, 07/25/19	173,844	180,526

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates (continued)
Series K014, Class A1, 2.79%, 10/25/20	$62,526	$64,804
Series K020, Class A2, 2.37%, 05/25/22	600,000	603,890
Series K026, Class A2, 2.51%, 11/25/22	200,000	201,624
Series K031, Class A2, 3.30%, 04/25/23 (a)	100,000	105,697
Series K033, Class A2, 3.06%, 07/25/23 (a)	100,000	103,830
Series K037, Class A2, 3.49%, 01/25/24	200,000	212,991
Series K038, Class A1, 2.60%, 10/25/23	186,013	191,413
Series K038, Class A2, 3.39%, 03/25/24	800,000	845,532
Series K713, Class A2, 2.31%, 03/25/20	500,000	507,737
Federal National Mortgage Association-ACES, Series 2014-M6, Class A2, 2.68%, 05/25/21 (a)	150,000	154,092
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 05/10/50	750,000	759,497
GS Mortgage Securities Trust, Series 2015-GC28, Class A2, 2.90%, 02/10/48	1,000,000	1,028,925
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	1,909,049	1,964,741
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	310,713
Series 2011-C5, Class A3, 4.17%, 08/15/46	600,000	650,245
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 5.88%, 08/12/49 (a)	857,000	901,554
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class ASB, 3.91%, 07/15/46 (a)	1,356,000	1,444,180
Series 2013-C7, Class A4, 2.92%, 02/15/46	1,300,000	1,306,012
Series 2014-C17, Class A5, 3.74%, 08/15/47	1,500,000	1,574,168
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.95%, 02/15/51 (a)	1,328,969	1,384,006

10

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 03/15/45	$500,000	$505,311

Total Commercial Mortgage Backed Securities (cost $19,504,791)		20,336,063

Corporate Bonds 24.4%
Aerospace & Defense 0.4%
Boeing Capital Corp.,
4.70%, 10/27/19	250,000	275,910
Boeing Co. (The),
4.88%, 02/15/20	200,000	224,031
3.30%, 03/01/35	65,000	59,656
General Dynamics Corp.,
3.88%, 07/15/21	150,000	160,380
Harris Corp.,
3.83%, 04/27/25	250,000	247,059
4.85%, 04/27/35	55,000	53,448
L-3 Communications Corp.,
4.95%, 02/15/21	250,000	262,126
Lockheed Martin Corp.,
2.90%, 03/01/25	500,000	482,458
3.60%, 03/01/35	55,000	49,728
4.07%, 12/15/42	191,000	177,344
Northrop Grumman Corp.,
4.75%, 06/01/43	250,000	259,616
Raytheon Co.,
6.40%, 12/15/18	144,000	164,380
3.13%, 10/15/20	250,000	261,409
3.15%, 12/15/24	75,000	75,623
Rockwell Collins, Inc.,
5.25%, 07/15/19	70,000	77,324
United Technologies Corp.,
6.13%, 07/15/38	150,000	186,527
4.50%, 06/01/42	500,000	510,925

		3,527,944

Airlines 0.1%
American Airlines Pass Through Trust,
Series 2013-2, Class A, 4.95%, 01/15/23	216,957	232,405
Delta Air Lines Pass Through Trust,
Series 2012-1, Class A, 4.75%, 05/07/20	195,559	206,315
Southwest Airlines Co.,
5.13%, 03/01/17	103,000	108,159
United Airlines Pass Through Trust,
Series 2013-1, Class A, 4.30%, 08/15/25	237,997	246,326

		793,205

Corporate Bonds (continued)

	Principal Amount	Market Value

Auto Components 0.1%
BorgWarner, Inc.,
3.38%, 03/15/25	$70,000	$67,867
Delphi Corp.,
4.15%, 03/15/24	150,000	150,499
Johnson Controls, Inc.,
1.40%, 11/02/17	500,000	496,655
4.25%, 03/01/21	100,000	104,229

		819,250

Automobiles 0.5%
American Honda Finance Corp.,
2.25%, 08/15/19	500,000	501,440
Ford Motor Co.,
7.45%, 07/16/31	350,000	449,236
Ford Motor Credit Co. LLC,
1.50%, 01/17/17	250,000	249,308
2.24%, 06/15/18	250,000	249,178
5.88%, 08/02/21	250,000	284,970
3.22%, 01/09/22	500,000	497,541
3.66%, 09/08/24	250,000	248,556
General Motors Co.,
5.20%, 04/01/45	250,000	247,508
General Motors Financial Co., Inc.,
3.10%, 01/15/19	500,000	501,658
3.15%, 01/15/20	391,000	389,764
4.38%, 09/25/21	100,000	103,749
Toyota Motor Credit Corp.,
1.45%, 01/12/18	500,000	500,891
2.10%, 01/17/19	350,000	353,792
2.13%, 07/18/19	350,000	352,774

		4,930,365

Banks 4.2%
Abbey National Treasury Services PLC,
2.38%, 03/16/20	250,000	250,306
Australia & New Zealand Banking Group Ltd.,
1.50%, 01/16/18	250,000	250,222
Bank of America Corp.,
3.88%, 03/22/17	500,000	516,620
1.70%, 08/25/17	1,250,000	1,253,792
2.00%, 01/11/18	300,000	301,384
5.63%, 07/01/20	250,000	281,609
5.70%, 01/24/22	250,000	285,907
4.10%, 07/24/23	250,000	261,273
4.00%, 01/22/25	500,000	492,953
3.88%, 08/01/25	250,000	254,352
4.25%, 10/22/26	645,000	646,952
5.88%, 02/07/42	250,000	294,535
5.00%, 01/21/44	400,000	424,327
Bank of America NA,
5.30%, 03/15/17	500,000	524,585

11

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Bank of New York Mellon Corp. (The),
2.30%, 09/11/19	$500,000	$505,924
2.60%, 08/17/20	200,000	203,173
Series G, 3.00%, 02/24/25	105,000	103,745
Bank of Nova Scotia (The),
1.70%, 06/11/18	500,000	499,897
Bank One Corp.,
8.00%, 04/29/27	202,000	264,765
Barclays Bank PLC,
5.14%, 10/14/20	250,000	274,046
Barclays PLC,
2.75%, 11/08/19	500,000	501,226
3.65%, 03/16/25	200,000	193,425
BB&T Corp.,
2.15%, 03/22/17	400,000	404,683
2.45%, 01/15/20	300,000	302,135
BNP Paribas SA,
2.70%, 08/20/18	500,000	511,102
4.25%, 10/15/24	250,000	249,742
BPCE SA,
4.00%, 04/15/24	250,000	260,243
Capital One Financial Corp.,
3.75%, 04/24/24	100,000	101,098
Capital One NA,
1.65%, 02/05/18	750,000	745,745
2.40%, 09/05/19	250,000	248,325
Citigroup, Inc.,
6.13%, 11/21/17	500,000	543,742
2.40%, 02/18/20	500,000	497,379
2.65%, 10/26/20	250,000	249,516
3.88%, 10/25/23	350,000	361,945
3.75%, 06/16/24	300,000	306,025
3.30%, 04/27/25	155,000	151,504
5.50%, 09/13/25	250,000	274,044
4.30%, 11/20/26	700,000	702,708
6.63%, 06/15/32	232,000	278,842
4.65%, 07/30/45	200,000	203,030
Commonwealth Bank of Australia,
1.90%, 09/18/17	250,000	252,436
2.30%, 03/12/20	250,000	249,302
Compass Bank,
3.88%, 04/10/25	250,000	232,807
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
3.38%, 01/19/17	250,000	256,659
2.25%, 01/14/20	500,000	500,393
5.25%, 05/24/41	125,000	141,415
5.75%, 12/01/43	250,000	281,381
Credit Suisse,
2.30%, 05/28/19	250,000	251,696
3.00%, 10/29/21	500,000	503,191

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Credit Suisse Group Funding Guernsey Ltd.,
3.80%, 09/15/22 (b)	$250,000	$252,281
Discover Bank,
7.00%, 04/15/20	300,000	345,444
Fifth Third Bancorp,
2.88%, 07/27/20	250,000	251,704
3.50%, 03/15/22	300,000	305,547
HSBC Bank USA NA,
5.88%, 11/01/34	498,000	585,865
HSBC Holdings PLC,
4.00%, 03/30/22	500,000	527,060
4.25%, 03/14/24	250,000	252,435
4.25%, 08/18/25	350,000	352,123
HSBC USA, Inc.,
1.63%, 01/16/18	500,000	498,211
2.63%, 09/24/18	250,000	254,945
2.38%, 11/13/19	350,000	349,407
2.75%, 08/07/20	250,000	251,764
Industrial & Commercial Bank of China Ltd.,
3.23%, 11/13/19	250,000	255,398
Intesa Sanpaolo SpA,
3.88%, 01/15/19	200,000	207,984
JPMorgan Chase & Co.,
2.20%, 10/22/19	500,000	498,363
2.25%, 01/23/20	1,250,000	1,240,120
2.75%, 06/23/20	250,000	252,081
4.63%, 05/10/21	500,000	544,539
3.38%, 05/01/23	250,000	245,267
3.63%, 05/13/24	350,000	353,751
3.13%, 01/23/25	250,000	242,873
4.13%, 12/15/26	250,000	251,623
5.60%, 07/15/41	350,000	407,201
4.85%, 02/01/44	250,000	266,350
JPMorgan Chase Bank NA,
6.00%, 07/05/17	530,000	568,976
KeyBank NA,
2.50%, 12/15/19	250,000	252,010
KeyCorp,
5.10%, 03/24/21	150,000	166,987
Korea Finance Corp.,
4.63%, 11/16/21	200,000	222,406
Kreditanstalt fuer Wiederaufbau,
4.38%, 03/15/18	800,000	862,070
1.00%, 06/11/18 (c)	1,000,000	996,395
2.75%, 09/08/20	550,000	576,309
Landwirtschaftliche Rentenbank,
5.13%, 02/01/17	600,000	632,124
Lloyds Bank PLC,
2.40%, 03/17/20	250,000	249,885
Lloyds Banking Group PLC,
4.50%, 11/04/24	250,000	254,244

12

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Manufacturers & Traders Trust Co.,
2.10%, 02/06/20	$500,000	$494,546
PNC Bank NA,
2.95%, 01/30/23	350,000	343,881
3.30%, 10/30/24	250,000	250,308
PNC Funding Corp.,
5.13%, 02/08/20	400,000	446,596
Regions Banks/Birmingham Al,
2.25%, 09/14/18	250,000	250,894
Royal Bank of Canada,
1.40%, 10/13/17	315,000	314,540
2.20%, 07/27/18	500,000	507,361
2.15%, 03/06/20	250,000	249,195
Santander Holdings USA, Inc.,
3.45%, 08/27/18	250,000	256,907
2.65%, 04/17/20	150,000	148,340
Santander UK Group Holdings PLC,
2.88%, 10/16/20	105,000	104,983
State Street Corp.,
4.38%, 03/07/21	300,000	328,086
3.30%, 12/16/24	155,000	156,841
Sumitomo Mitsui Banking Corp.,
1.80%, 07/18/17	500,000	500,978
2.45%, 01/16/20	250,000	250,360
SunTrust Banks, Inc.,
3.50%, 01/20/17	350,000	358,027
Toronto-Dominion Bank (The),
1.40%, 04/30/18	250,000	248,973
US Bancorp,
1.65%, 05/15/17	350,000	353,015
4.13%, 05/24/21	100,000	108,765
3.60%, 09/11/24	250,000	255,216
US Bank NA,
2.13%, 10/28/19	500,000	502,746
Wells Fargo & Co.,
1.50%, 01/16/18	750,000	752,704
2.15%, 01/15/19	500,000	505,043
Series N, 2.15%, 01/30/20	1,000,000	997,177
3.00%, 01/22/21	500,000	510,078
3.00%, 02/19/25	260,000	251,370
4.30%, 07/22/27	200,000	206,388
5.38%, 02/07/35	118,000	136,355
5.61%, 01/15/44	483,000	547,632
3.90%, 05/01/45	250,000	232,497
Westpac Banking Corp.,
2.25%, 07/30/18	500,000	506,749

		42,496,399

Beverages 0.4%
Anheuser-Busch Cos. LLC,
5.00%, 03/01/19	164,000	178,224
6.00%, 11/01/41	103,000	119,722

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
Anheuser-Busch InBev Finance, Inc.,
4.63%, 02/01/44	$350,000	$340,410
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, 04/15/20	200,000	221,329
2.50%, 07/15/22	250,000	237,603
Coca-Cola Co. (The),
3.15%, 11/15/20	200,000	209,587
3.20%, 11/01/23	400,000	414,933
Diageo Capital PLC,
1.13%, 04/29/18	350,000	346,392
Diageo Investment Corp.,
2.88%, 05/11/22	500,000	497,273
Dr Pepper Snapple Group, Inc.,
3.20%, 11/15/21	250,000	257,781
Molson Coors Brewing Co.,
3.50%, 05/01/22 (c)	250,000	247,891
Pepsi Bottling Group, Inc. (The),
Series B, 7.00%, 03/01/29	144,000	194,656
PepsiCo, Inc.,
1.85%, 04/30/20	250,000	248,923
3.13%, 11/01/20	200,000	209,167
3.60%, 03/01/24	250,000	259,409
3.60%, 08/13/42	300,000	271,903

		4,255,203

Biotechnology 0.3%
Amgen, Inc.,
3.45%, 10/01/20	200,000	208,813
3.63%, 05/22/24	400,000	406,465
6.40%, 02/01/39	300,000	361,498
5.15%, 11/15/41	250,000	258,200
Biogen, Inc.,
4.05%, 09/15/25	95,000	96,171
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/20	100,000	108,242
Celgene Corp.,
3.25%, 08/15/22	200,000	199,719
4.63%, 05/15/44	150,000	143,429
5.00%, 08/15/45	250,000	250,883
Gilead Sciences, Inc.,
3.05%, 12/01/16	100,000	102,440
2.05%, 04/01/19	500,000	501,877
4.50%, 04/01/21	100,000	109,534
3.70%, 04/01/24	150,000	154,986
3.50%, 02/01/25	145,000	146,454
3.65%, 03/01/26	75,000	75,826
4.50%, 02/01/45	250,000	242,543

		3,367,080

13

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 1.3%
Ameriprise Financial, Inc.,
5.30%, 03/15/20	$100,000	$112,284
4.00%, 10/15/23	250,000	262,511
Bear Stearns Cos. LLC (The),
4.65%, 07/02/18	246,000	263,258
Charles Schwab Corp. (The),
2.20%, 07/25/18	150,000	151,634
Credit Suisse USA, Inc.,
7.13%, 07/15/32	195,000	252,218
Deutsche Bank AG,
1.88%, 02/13/18	650,000	647,288
4.30%, 05/24/28 (a)	250,000	240,848
Franklin Resources, Inc.,
2.80%, 09/15/22	250,000	247,225
Goldman Sachs Group, Inc. (The),
2.90%, 07/19/18	500,000	513,788
2.55%, 10/23/19	500,000	503,700
Series D, 6.00%, 06/15/20	500,000	572,773
5.75%, 01/24/22	250,000	286,477
4.00%, 03/03/24	250,000	257,503
3.50%, 01/23/25	750,000	741,437
3.75%, 05/22/25	350,000	352,541
6.13%, 02/15/33	200,000	240,354
6.75%, 10/01/37	450,000	542,304
4.80%, 07/08/44	250,000	252,573
Jefferies Group LLC,
6.88%, 04/15/21	250,000	280,973
Lazard Group LLC,
3.75%, 02/13/25	350,000	327,501
Morgan Stanley,
4.75%, 03/22/17	500,000	522,424
2.13%, 04/25/18	250,000	252,007
2.50%, 01/24/19	350,000	354,547
7.30%, 05/13/19	400,000	466,496
2.65%, 01/27/20	1,000,000	1,006,695
2.80%, 06/16/20	230,000	231,932
5.50%, 07/28/21	150,000	169,787
4.10%, 05/22/23	350,000	355,638
3.70%, 10/23/24	500,000	506,362
4.00%, 07/23/25	155,000	159,394
4.35%, 09/08/26	250,000	253,610
3.95%, 04/23/27	250,000	243,177
7.25%, 04/01/32	226,000	297,809
TD Ameritrade Holding Corp.,
2.95%, 04/01/22	250,000	249,009
3.63%, 04/01/25	250,000	255,721
UBS AG,
5.88%, 12/20/17	250,000	270,984
2.35%, 03/26/20	250,000	250,046

		12,894,828

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals 0.4%
Air Products & Chemicals, Inc.,
1.20%, 10/15/17	$250,000	$248,732
Albemarle Corp.,
5.45%, 12/01/44	200,000	197,964
CF Industries, Inc.,
3.45%, 06/01/23	200,000	191,098
Dow Chemical Co. (The),
4.13%, 11/15/21	150,000	158,533
3.50%, 10/01/24	250,000	245,192
4.38%, 11/15/42	150,000	134,896
E.I. du Pont de Nemours & Co.,
5.25%, 12/15/16	265,000	277,341
4.90%, 01/15/41	200,000	197,385
Eastman Chemical Co.,
3.60%, 08/15/22	250,000	252,781
3.80%, 03/15/25	215,000	213,843
Ecolab, Inc.,
2.25%, 01/12/20	135,000	135,040
4.35%, 12/08/21	100,000	108,067
Lubrizol Corp.,
6.50%, 10/01/34	103,000	130,722
LyondellBasell Industries NV,
6.00%, 11/15/21	400,000	454,404
4.63%, 02/26/55	100,000	86,542
Monsanto Co.,
2.75%, 07/15/21	500,000	495,781
4.20%, 07/15/34	70,000	63,922
Mosaic Co. (The),
5.45%, 11/15/33	250,000	259,695
Potash Corp. of Saskatchewan, Inc.,
3.00%, 04/01/25	250,000	234,473
Praxair, Inc.,
4.05%, 03/15/21	150,000	162,089
3.20%, 01/30/26	250,000	252,805

		4,501,305

Commercial Services & Supplies 0.2%
Catholic Health Initiatives,
4.35%, 11/01/42	300,000	279,517
GATX Corp.,
2.38%, 07/30/18	250,000	249,510
Massachusetts Institute of Technology,
4.68%, 07/01/14	200,000	206,287
Northwestern University,
3.87%, 12/01/48	100,000	96,789
Pitney Bowes, Inc.,
4.75%, 05/15/18	62,000	65,699
Princeton University,
5.70%, 03/01/39	200,000	254,326
Republic Services, Inc.,
5.25%, 11/15/21	350,000	390,290
3.20%, 03/15/25	250,000	243,701

14

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies (continued)
Waste Management, Inc.,
3.90%, 03/01/35	$90,000	$84,283

		1,870,402

Communications Equipment 0.1%
Cisco Systems, Inc.,
4.95%, 02/15/19	335,000	368,623
3.50%, 06/15/25	200,000	207,602
5.50%, 01/15/40	250,000	293,769
Motorola Solutions, Inc.,
4.00%, 09/01/24	150,000	132,370
7.50%, 05/15/25	144,000	163,179
Telefonaktiebolaget LM Ericsson,
4.13%, 05/15/22	150,000	155,684

		1,321,227

Construction & Engineering 0.0%†
ABB Finance USA, Inc.,
4.38%, 05/08/42	100,000	101,213

Consumer Finance 0.2%
American Express Co.,
6.15%, 08/28/17	125,000	135,115
3.63%, 12/05/24	500,000	499,944
American Express Credit Corp.,
1.13%, 06/05/17	250,000	249,185
1.55%, 09/22/17	750,000	751,258
Capital One Bank USA NA,
3.38%, 02/15/23	250,000	244,632
Synchrony Financial,
4.25%, 08/15/24	250,000	250,920
4.50%, 07/23/25	190,000	192,476

		2,323,530

Diversified Financial Services 0.5%
Ameritech Capital Funding Corp.,
6.45%, 01/15/18	62,000	67,629
Associates Corp. of North America,
6.95%, 11/01/18	236,000	268,510
AXA Financial, Inc.,
7.00%, 04/01/28	92,000	115,069
CME Group, Inc.,
3.00%, 03/15/25	250,000	248,570
GE Capital International Funding Co.,
2.34%, 11/15/20 (b)	206,000	206,591
4.42%, 11/15/35 (b)	832,000	863,440
General Electric Capital Corp.,
2.20%, 01/09/20	250,000	252,474
5.30%, 02/11/21	72,000	82,191
Series A, 6.75%, 03/15/32	106,000	139,012
6.15%, 08/07/37	144,000	182,911
5.88%, 01/14/38	150,000	185,128

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
General Electric Capital Corp., (continued)
6.88%, 01/10/39	$100,000	$136,056
6.38%, 11/15/67 (a)	150,000	160,200
McGraw Hill Financial, Inc.,
4.40%, 02/15/26 (b)	250,000	255,880
Moody’s Corp.,
4.50%, 09/01/22	100,000	105,804
MUFG Americas Holdings Corp.,
3.00%, 02/10/25	250,000	238,604
Murray Street Investment Trust I,
4.65%, 03/09/17 (d)	500,000	519,881
National Rural Utilities Cooperative Finance Corp.,
5.45%, 04/10/17	400,000	424,848
Series C, 8.00%, 03/01/32	111,000	154,143
Western Union Co. (The),
6.20%, 11/17/36	100,000	100,017

		4,706,958

Diversified Telecommunication Services 1.1%
AT&T, Inc.,
2.38%, 11/27/18	300,000	304,251
2.45%, 06/30/20	750,000	742,670
3.90%, 03/11/24	500,000	512,221
4.50%, 05/15/35	310,000	289,960
6.55%, 02/15/39	310,000	358,743
5.35%, 09/01/40	275,000	274,092
4.30%, 12/15/42	417,000	361,506
4.80%, 06/15/44	150,000	139,463
British Telecommunications PLC,
2.35%, 02/14/19	500,000	502,033
9.63%, 12/15/30	191,000	287,982
Deutsche Telekom International Finance BV,
8.75%, 06/15/30	106,000	150,313
Embarq Corp.,
8.00%, 06/01/36	150,000	157,781
France Telecom SA,
9.00%, 03/01/31	133,000	193,259
GTE Corp.,
6.94%, 04/15/28	103,000	123,794
Orange SA,
2.75%, 02/06/19	500,000	512,181
Telefonica Emisiones SAU,
5.46%, 02/16/21	500,000	557,990
4.57%, 04/27/23	200,000	210,291
Verizon Communications, Inc.,
1.35%, 06/09/17	1,000,000	1,001,069
3.65%, 09/14/18	250,000	263,676
3.50%, 11/01/24	500,000	499,922
6.40%, 09/15/33	500,000	577,881
4.40%, 11/01/34	500,000	469,966
5.85%, 09/15/35	82,000	90,527
3.85%, 11/01/42	250,000	209,407

15

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc., (continued)
6.55%, 09/15/43	$750,000	$897,771
4.52%, 09/15/48	250,000	224,581
5.01%, 08/21/54	150,000	138,659
Verizon Global Funding Corp.,
7.75%, 12/01/30	510,000	691,694

		10,743,683

Electric Utilities 1.7%
Alabama Power Co.,
5.70%, 02/15/33	276,000	321,923
4.15%, 08/15/44	150,000	145,071
Ameren Illinois Co.,
2.70%, 09/01/22	350,000	342,804
Appalachian Power Co.,
Series L, 5.80%, 10/01/35	144,000	162,055
Arizona Public Service Co.,
5.50%, 09/01/35	150,000	173,244
Berkshire Hathaway Energy Co.,
3.50%, 02/01/25	750,000	755,535
5.15%, 11/15/43	250,000	272,175
Cleveland Electric Illuminating Co. (The),
5.50%, 08/15/24	200,000	227,897
Commonwealth Edison Co.,
3.10%, 11/01/24	500,000	495,725
Consolidated Edison Co. of New York, Inc.,
Series 08-A, 5.85%, 04/01/18	500,000	549,077
3.30%, 12/01/24	350,000	355,079
Series 03-A, 5.88%, 04/01/33	82,000	96,380
5.70%, 06/15/40	150,000	179,611
Delmarva Power & Light Co.,
4.00%, 06/01/42	250,000	239,311
Dominion Resources, Inc.,
5.20%, 08/15/19	100,000	110,120
3.63%, 12/01/24	250,000	249,796
Series B, 5.95%, 06/15/35	174,000	198,639
DTE Electric Co.,
3.65%, 03/15/24	250,000	260,321
3.70%, 03/15/45	180,000	168,375
Duke Energy Carolinas LLC,
4.30%, 06/15/20	500,000	544,343
Duke Energy Corp.,
3.05%, 08/15/22	200,000	198,486
3.75%, 04/15/24	500,000	516,386
Duke Energy Indiana, Inc.,
3.75%, 07/15/20	100,000	106,188
Duke Energy Ohio, Inc.,
Series A, 5.40%, 06/15/33	51,000	54,504
Duke Energy Progress LLC,
4.20%, 08/15/45	250,000	253,528

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Entergy Corp.,
5.13%, 09/15/20	$300,000	$319,443
4.00%, 07/15/22	200,000	205,545
Exelon Corp.,
5.63%, 06/15/35	250,000	274,051
Exelon Generation Co. LLC,
2.95%, 01/15/20	250,000	250,970
5.75%, 10/01/41	150,000	151,276
Florida Power & Light Co.,
5.65%, 02/01/37	200,000	242,965
Florida Power Corp.,
5.90%, 03/01/33	247,000	291,188
Great Plains Energy, Inc.,
4.85%, 06/01/21	100,000	108,734
Hydro Quebec,
Series GF, 8.88%, 03/01/26	109,000	155,104
Kansas City Power & Light Co.,
3.65%, 08/15/25	100,000	101,498
LG&E and KU Energy LLC,
3.75%, 11/15/20	500,000	522,642
MidAmerican Energy Co.,
5.80%, 10/15/36	200,000	243,238
Nevada Power Co.,
5.45%, 05/15/41	100,000	113,870
Nisource Finance Corp.,
5.95%, 06/15/41	150,000	177,109
Northeast Utilities,
1.45%, 05/01/18	500,000	495,930
Series H, 3.15%, 01/15/25	125,000	122,942
Northern States Power Co.,
4.00%, 08/15/45	85,000	83,579
Ohio Power Co.,
Series G, 6.60%, 02/15/33	164,000	204,146
Oncor Electric Delivery Co. LLC,
5.30%, 06/01/42	150,000	163,420
Pacific Gas & Electric Co.,
3.25%, 06/15/23	500,000	502,616
5.80%, 03/01/37	150,000	177,235
6.25%, 03/01/39	100,000	123,942
4.60%, 06/15/43	250,000	256,587
PacifiCorp,
5.25%, 06/15/35	123,000	139,076
PPL Capital Funding, Inc.,
5.00%, 03/15/44	250,000	264,995
Progress Energy, Inc.,
7.75%, 03/01/31	164,000	222,354
Public Service Co. of Colorado,
3.60%, 09/15/42	200,000	183,834
Public Service Electric & Gas Co.,
3.05%, 11/15/24	250,000	251,573
3.95%, 05/01/42	200,000	194,013

16

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Puget Energy, Inc.,
3.65%, 05/15/25 (b)	$250,000	$243,879
Puget Sound Energy, Inc.,
5.48%, 06/01/35	103,000	120,203
San Diego Gas & Electric Co.,
3.95%, 11/15/41	150,000	147,574
Scottish Power Ltd.,
5.81%, 03/15/25	82,000	94,133
South Carolina Electric & Gas Co.,
6.05%, 01/15/38	200,000	238,187
Southern California Edison Co.,
Series B, 2.40%, 02/01/22	250,000	245,560
6.00%, 01/15/34	123,000	152,345
Series 05-B, 5.55%, 01/15/36	164,000	193,442
Southern Co. (The),
2.75%, 06/15/20	300,000	298,361
Tampa Electric Co.,
5.40%, 05/15/21	250,000	281,893
Virginia Electric and Power Co.,
Series D, 4.65%, 08/15/43	250,000	269,199
Series B, 4.20%, 05/15/45	120,000	121,603
WEC Energy Group, Inc.,
3.55%, 06/15/25	250,000	254,410
Wisconsin Electric Power Co.,
2.95%, 09/15/21	250,000	254,908
5.63%, 05/15/33	41,000	48,827
Wisconsin Power & Light Co.,
4.10%, 10/15/44	250,000	246,364
Xcel Energy, Inc.,
5.61%, 04/01/17	173,000	182,476
6.50%, 07/01/36	123,000	152,807

		17,066,619

Electrical Equipment 0.2%
Honeywell International, Inc.,
5.30%, 03/01/18	500,000	545,759
PerkinElmer, Inc.,
5.00%, 11/15/21	100,000	106,804
Precision Castparts Corp.,
1.25%, 01/15/18	175,000	174,183
4.20%, 06/15/35	250,000	251,082
Thermo Fisher Scientific, Inc.,
3.60%, 08/15/21	250,000	257,095
4.15%, 02/01/24	500,000	522,668

		1,857,591

Electronic Equipment & Instruments 0.1%
Arrow Electronics, Inc.,
4.50%, 03/01/23	100,000	101,891
Avnet Inc,
5.88%, 06/15/20	250,000	272,367

Corporate Bonds (continued)

	Principal Amount	Market Value

Electronic Equipment & Instruments (continued)
Corning, Inc.,
2.90%, 05/15/22	$365,000	$354,873
Koninklijke Philips Electronics NV,
5.00%, 03/15/42	200,000	196,880

		926,011

Energy Equipment & Services 0.1%
Baker Hughes, Inc.,
3.20%, 08/15/21	250,000	249,335
Halliburton Co.,
6.70%, 09/15/38	250,000	307,559
National Oilwell Varco, Inc.,
3.95%, 12/01/42	100,000	81,372
Plains Exploration & Production Co.,
6.63%, 05/01/21	130,000	117,325
Weatherford International Ltd.,
5.95%, 04/15/42	250,000	169,375

		924,966

Food & Staples Retailing 0.3%
CVS Health Corp.,
3.50%, 07/20/22	500,000	515,813
3.38%, 08/12/24	500,000	500,649
4.88%, 07/20/35	250,000	263,166
Kroger Co. (The),
4.00%, 02/01/24	350,000	363,945
7.50%, 04/01/31	178,000	227,575
Sysco Corp.,
3.75%, 10/01/25	75,000	76,341
5.38%, 09/21/35	74,000	83,262
Walgreen Co.,
3.10%, 09/15/22	150,000	144,914
Walgreens Boots Alliance, Inc.,
3.30%, 11/18/21	500,000	499,684
4.50%, 11/18/34	155,000	143,666

		2,819,015

Food Products 0.4%
Campbell Soup Co.,
4.25%, 04/15/21	100,000	106,922
ConAgra Foods, Inc.,
7.00%, 10/01/28	154,000	184,440
4.65%, 01/25/43	66,000	59,071
General Mills, Inc.,
2.20%, 10/21/19	500,000	500,539
3.15%, 12/15/21	200,000	203,001
HJ Heinz Co.,
2.80%, 07/02/20 (b)	500,000	501,945
5.20%, 07/15/45 (b)	150,000	159,026
JM Smucker Co. (The),
3.50%, 10/15/21	250,000	257,306
4.25%, 03/15/35	200,000	196,417

17

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
Kellogg Co.,
Series B, 7.45%, 04/01/31	$103,000	$132,416
Kraft Foods Group, Inc.,
3.50%, 06/06/22	500,000	509,900
6.88%, 01/26/39	138,000	172,059
Mondelez International, Inc.,
4.00%, 02/01/24	200,000	208,782
Tyson Foods, Inc.,
4.50%, 06/15/22	250,000	265,853
3.95%, 08/15/24	250,000	255,229
Unilever Capital Corp.,
5.90%, 11/15/32	144,000	186,262

		3,899,168

Gas Utilities 0.9%
AGL Capital Corp.,
4.40%, 06/01/43	250,000	238,957
Atmos Energy Corp.,
4.13%, 10/15/44	200,000	194,975
Buckeye Partners LP,
4.15%, 07/01/23	250,000	226,606
CenterPoint Energy Resources Corp.,
4.50%, 01/15/21	212,000	224,067
Columbia Pipeline Group, Inc.,
3.30%, 06/01/20 (b)	350,000	349,121
El Paso Natural Gas Co. LLC,
8.37%, 06/15/32	50,000	53,093
Enable Midstream Partners LP,
5.00%, 05/15/44 (b)	150,000	105,615
Enbridge Energy Partners LP,
5.20%, 03/15/20	250,000	260,669
Energy Transfer Partners LP,
4.65%, 06/01/21	100,000	99,233
5.20%, 02/01/22	250,000	248,740
6.05%, 06/01/41	100,000	89,100
6.50%, 02/01/42	250,000	232,600
Enterprise Products Operating LLC,
Series L, 6.30%, 09/15/17	250,000	270,534
4.05%, 02/15/22	250,000	255,528
6.13%, 10/15/39	215,000	227,356
4.85%, 08/15/42	150,000	135,673
4.95%, 10/15/54	250,000	220,782
Kinder Morgan Energy Partners LP,
6.85%, 02/15/20	425,000	464,055
5.80%, 03/15/35	144,000	128,047
6.38%, 03/01/41	250,000	226,368
Kinder Morgan, Inc.,
3.05%, 12/01/19	500,000	484,671
4.30%, 06/01/25	85,000	76,885
5.30%, 12/01/34	200,000	168,410
5.05%, 02/15/46	250,000	198,153

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
National Fuel Gas Co.,
3.75%, 03/01/23	$250,000	$233,183
ONEOK Partners LP,
3.38%, 10/01/22	500,000	442,203
4.90%, 03/15/25	250,000	230,486
Plains All American Pipeline LP/PAA Finance Corp.,
4.70%, 06/15/44	250,000	215,316
Sempra Energy,
4.05%, 12/01/23	200,000	209,240
6.00%, 10/15/39	100,000	115,817
Southern California Gas Co.,
3.15%, 09/15/24	250,000	253,787
Southern Natural Gas Co. LLC,
5.90%, 04/01/17 (b)	200,000	207,690
Spectra Energy Capital LLC,
6.75%, 02/15/32	123,000	132,867
Spectra Energy Partners LP,
3.50%, 03/15/25	250,000	233,453
Sunoco Logistics Partners Operations LP,
3.45%, 01/15/23	250,000	220,932
5.35%, 05/15/45	150,000	119,910
TransCanada PipeLines Ltd.,
3.80%, 10/01/20	250,000	265,052
4.63%, 03/01/34	250,000	240,772
Williams Cos., Inc. (The),
3.70%, 01/15/23	300,000	244,872
Williams Partners LP,
7.25%, 02/01/17	100,000	105,787
3.90%, 01/15/25	500,000	424,974
5.40%, 03/04/44	250,000	196,149

		9,271,728

Health Care Equipment & Supplies 0.0%†
Mead Johnson Nutrition Co.,
4.13%, 11/15/25	110,000	111,115

Health Care Providers & Services 0.9%
Aetna, Inc.,
6.63%, 06/15/36	250,000	307,056
AmerisourceBergen Corp.,
4.25%, 03/01/45	250,000	229,486
Baxter International, Inc.,
5.38%, 06/01/18	435,000	475,512
Becton, Dickinson and Co.,
3.13%, 11/08/21	250,000	251,337
3.30%, 03/01/23	250,000	249,619
3.73%, 12/15/24	285,000	291,599
Boston Scientific Corp.,
2.65%, 10/01/18	250,000	252,659
3.85%, 05/15/25	250,000	248,510

18

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Cardinal Health, Inc.,
3.20%, 06/15/22	$200,000	$200,302
3.75%, 09/15/25	170,000	173,500
Cigna Corp.,
3.25%, 04/15/25	250,000	243,226
5.38%, 02/15/42	150,000	165,452
Covidien International Finance SA,
6.00%, 10/15/17	440,000	479,073
Danaher Corp.,
3.90%, 06/23/21	100,000	106,961
Express Scripts, Inc.,
3.90%, 02/15/22	250,000	258,157
Humana, Inc.,
3.15%, 12/01/22	250,000	247,158
Laboratory Corp. of America Holdings,
3.75%, 08/23/22	200,000	202,667
McKesson Corp.,
6.00%, 03/01/41	100,000	116,660
Medtronic, Inc.,
3.15%, 03/15/22	135,000	138,088
3.63%, 03/15/24	200,000	208,074
3.50%, 03/15/25	250,000	255,999
4.38%, 03/15/35	500,000	517,806
4.00%, 04/01/43	200,000	191,957
4.63%, 03/15/45	250,000	262,817
St. Jude Medical, Inc.,
3.25%, 04/15/23	200,000	197,648
3.88%, 09/15/25	45,000	45,691
Stryker Corp.,
1.30%, 04/01/18	350,000	348,891
3.38%, 11/01/25	80,000	79,964
UnitedHealth Group, Inc.,
1.63%, 03/15/19	250,000	247,826
2.88%, 12/15/21	500,000	509,387
4.63%, 07/15/35	25,000	26,530
5.80%, 03/15/36	417,000	495,601
WellPoint, Inc.,
3.50%, 08/15/24	250,000	248,839
4.63%, 05/15/42	350,000	341,478
Zimmer Holdings, Inc.,
3.38%, 11/30/21	150,000	151,316
3.15%, 04/01/22	250,000	248,124
4.25%, 08/15/35	210,000	198,434

		9,213,404

Hotels, Restaurants & Leisure 0.1%
Hyatt Hotels Corp.,
5.38%, 08/15/21	100,000	109,372
Marriott International, Inc.,
Series N, 3.13%, 10/15/21	250,000	251,923
McDonald’s Corp.,
5.35%, 03/01/18	240,000	260,445
4.88%, 07/15/40	250,000	253,773

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Wyndham Worldwide Corp.,
5.63%, 03/01/21	$150,000	$161,752

		1,037,265

Household Durables 0.1%
Emerson Electric Co.,
6.00%, 08/15/32	57,000	68,040
Newell Rubbermaid, Inc.,
2.88%, 12/01/19	250,000	251,777
Stanley Black & Decker, Inc.,
2.90%, 11/01/22	150,000	147,449
Whirlpool Corp.,
3.70%, 05/01/25	250,000	246,407

		713,673

Household Products 0.1%
Clorox Co. (The),
3.50%, 12/15/24	250,000	251,445
Kimberly-Clark Corp.,
2.40%, 03/01/22	250,000	249,845
2.65%, 03/01/25	55,000	53,643

		554,933

Industrial Conglomerates 0.3%
3M Co.,
3.00%, 08/07/25	250,000	251,019
5.70%, 03/15/37	50,000	62,224
Dover Corp.,
5.38%, 03/01/41	50,000	57,902
Eaton Corp.,
2.75%, 11/02/22	250,000	244,976
4.00%, 11/02/32	150,000	143,166
General Electric Co.,
5.25%, 12/06/17	400,000	431,719
2.70%, 10/09/22	250,000	250,122
3.38%, 03/11/24	250,000	257,181
Illinois Tool Works, Inc.,
4.88%, 09/15/41	200,000	220,076
Ingersoll-Rand Global Holding Co., Ltd.,
2.88%, 01/15/19	50,000	50,800
5.75%, 06/15/43	50,000	54,989
Ingersoll-Rand Luxembourg Finance SA,
3.55%, 11/01/24	250,000	247,546
Parker-Hannifin Corp.,
4.20%, 11/21/34	250,000	256,932
Pentair Finance SA,
1.88%, 09/15/17	250,000	247,808
Textron, Inc.,
4.30%, 03/01/24	250,000	257,195

19

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates (continued)
Tyco Electronics Group SA,
3.50%, 02/03/22	$150,000	$153,326

		3,186,981

Information Technology Services 0.3%
Computer Sciences Corp.,
4.45%, 09/15/22	100,000	102,142
Fiserv, Inc.,
4.75%, 06/15/21	200,000	216,019
Hewlett Packard Enterprise Co.,
4.90%, 10/15/25 (b)	500,000	494,072
International Business Machines Corp.,
1.13%, 02/06/18	1,000,000	997,618
1.63%, 05/15/20	500,000	489,779
2.90%, 11/01/21	150,000	153,551
5.88%, 11/29/32	250,000	295,749
Xerox Corp.,
6.35%, 05/15/18	200,000	217,305
4.80%, 03/01/35	120,000	103,054

		3,069,289

Insurance 0.9%
ACE INA Holdings, Inc.,
2.70%, 03/13/23	250,000	240,790
3.35%, 05/03/26	45,000	45,152
Aflac, Inc.,
3.63%, 11/15/24	250,000	254,191
6.90%, 12/17/39	100,000	127,777
Alleghany Corp.,
4.95%, 06/27/22	250,000	270,692
Allstate Corp. (The),
6.50%, 05/15/57 (a)	145,000	160,225
American International Group, Inc.,
3.88%, 01/15/35	350,000	327,924
4.80%, 07/10/45	250,000	257,882
Aon Corp.,
5.00%, 09/30/20	400,000	441,208
Assurant, Inc.,
2.50%, 03/15/18	250,000	252,245
Berkshire Hathaway Finance Corp.,
1.30%, 05/15/18	500,000	499,880
4.40%, 05/15/42	150,000	149,138
Berkshire Hathaway, Inc.,
1.55%, 02/09/18	500,000	504,147
Chubb Corp. (The),
6.37%, 04/15/37 (a)	300,000	288,000
CNA Financial Corp.,
5.75%, 08/15/21	250,000	283,653
Hartford Financial Services Group, Inc.,
6.10%, 10/01/41	100,000	119,834

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
ING US, Inc.,
5.50%, 07/15/22	$250,000	$283,060
Lincoln National Corp.,
4.85%, 06/24/21	50,000	54,496
6.15%, 04/07/36	160,000	186,996
Loews Corp.,
4.13%, 05/15/43	100,000	91,657
Markel Corp.,
3.63%, 03/30/23	250,000	249,218
Marsh & McLennan Cos., Inc.,
4.80%, 07/15/21	300,000	330,206
MetLife, Inc.,
1.90%, 12/15/17	500,000	502,063
3.05%, 12/15/22	250,000	252,328
5.70%, 06/15/35	86,000	101,502
6.40%, 12/15/36	200,000	219,320
4.72%, 12/15/44	250,000	260,052
Nationwide Financial Services, Inc.,
6.75%, 05/15/37 (e)	75,000	76,875
Principal Financial Group, Inc.,
3.30%, 09/15/22	250,000	248,429
3.40%, 05/15/25	250,000	245,668
Progressive Corp. (The),
3.75%, 08/23/21	150,000	159,798
6.25%, 12/01/32	113,000	140,745
Prudential Financial, Inc.,
5.38%, 06/21/20	250,000	280,469
Series B, 5.75%, 07/15/33	103,000	118,079
6.63%, 06/21/40	200,000	250,821
5.62%, 06/15/43 (a)	150,000	156,975
Reinsurance Group of America, Inc.,
5.00%, 06/01/21	100,000	108,598
SunAmerica Financial Group, Inc.,
7.50%, 07/15/25	103,000	130,432
Travelers Cos., Inc. (The),
5.75%, 12/15/17	90,000	98,066
Travelers Property Casualty Corp.,
6.38%, 03/15/33	133,000	164,995
Willis Group Holdings PLC,
5.75%, 03/15/21	100,000	111,245
WR Berkley Corp.,
4.75%, 08/01/44	250,000	244,615

		9,289,446

Internet & Catalog Retail 0.2%
Alibaba Group Holding Ltd.,
3.13%, 11/28/21 (b)	200,000	196,915
Amazon.com, Inc.,
3.30%, 12/05/21	250,000	259,680
4.80%, 12/05/34	250,000	262,729
eBay, Inc.,
1.35%, 07/15/17	500,000	496,903
3.25%, 10/15/20	100,000	101,260

20

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Internet & Catalog Retail (continued)
Expedia, Inc.,
5.95%, 08/15/20	$150,000	$166,248
QVC, Inc.,
4.38%, 03/15/23	100,000	96,437

		1,580,172

Internet Software & Services 0.0%†
Google, Inc.,
3.63%, 05/19/21	100,000	107,528

Machinery 0.3%
Caterpillar Financial Services Corp.,
1.70%, 06/16/18	250,000	251,230
2.75%, 08/20/21	500,000	502,384
Caterpillar, Inc.,
2.60%, 06/26/22	250,000	243,769
6.05%, 08/15/36	123,000	145,960
3.80%, 08/15/42	97,000	87,806
Deere & Co.,
3.90%, 06/09/42	100,000	96,029
IDEX Corp.,
4.20%, 12/15/21	200,000	209,785
John Deere Capital Corp.,
1.30%, 03/12/18	400,000	398,243
2.05%, 03/10/20	1,000,000	994,967

		2,930,173

Media 1.2%
21st Century Fox America, Inc.,
3.70%, 09/15/24	350,000	353,449
7.28%, 06/30/28	53,000	63,428
6.55%, 03/15/33	450,000	536,711
4.75%, 09/15/44	150,000	150,614
CBS Corp.,
1.95%, 07/01/17	350,000	352,068
3.70%, 08/15/24	250,000	246,433
5.50%, 05/15/33	82,000	81,726
CCO Safari II LLC,
4.91%, 07/23/25 (b)	330,000	335,439
6.83%, 10/23/55 (b)	250,000	253,322
Comcast Corp.,
6.50%, 01/15/17	507,000	540,215
4.25%, 01/15/33	250,000	250,158
7.05%, 03/15/33	205,000	268,365
4.20%, 08/15/34	150,000	148,882
4.40%, 08/15/35	250,000	253,447
6.50%, 11/15/35	70,000	89,235
6.95%, 08/15/37	205,000	273,038
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
4.60%, 02/15/21	250,000	268,286
3.80%, 03/15/22	500,000	511,958
3.95%, 01/15/25	350,000	348,137

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Discovery Communications LLC,
5.05%, 06/01/20	$350,000	$380,269
3.45%, 03/15/25	135,000	126,022
Grupo Televisa SAB,
5.00%, 05/13/45	250,000	225,468
Historic TW, Inc.,
6.88%, 06/15/18	122,000	137,703
NBCUniversal Media LLC,
5.15%, 04/30/20	250,000	282,357
5.95%, 04/01/41	100,000	120,976
4.45%, 01/15/43	200,000	201,801
Omnicom Group, Inc.,
3.63%, 05/01/22	50,000	50,710
3.65%, 11/01/24	500,000	496,251
Thomson Reuters Corp.,
6.50%, 07/15/18	400,000	446,217
3.85%, 09/29/24	250,000	248,298
Time Warner Cable, Inc.,
6.75%, 07/01/18	415,000	460,597
6.75%, 06/15/39	250,000	255,443
5.50%, 09/01/41	250,000	229,451
4.50%, 09/15/42	250,000	202,492
Time Warner, Inc.,
3.60%, 07/15/25	250,000	247,783
7.63%, 04/15/31	523,000	668,173
7.70%, 05/01/32	248,000	318,922
Viacom, Inc.,
3.25%, 03/15/23	400,000	370,396
4.38%, 03/15/43	200,000	151,335
Walt Disney Co. (The),
1.10%, 12/01/17	500,000	499,123
4.13%, 06/01/44	250,000	253,179
WPP Finance 2010,
4.75%, 11/21/21	100,000	108,636
3.75%, 09/19/24	250,000	251,287

		12,057,800

Metals & Mining 0.4%
Barrick Gold Corp.,
4.10%, 05/01/23	250,000	232,212
5.25%, 04/01/42	200,000	163,281
BHP Billiton Finance USA Ltd.,
1.63%, 02/24/17	250,000	250,948
3.25%, 11/21/21	250,000	254,054
3.85%, 09/30/23	500,000	513,758
Freeport-McMoRan Copper & Gold, Inc.,
2.15%, 03/01/17	500,000	482,500
5.45%, 03/15/43	100,000	71,375
Freeport-McMoRan, Inc.,
4.00%, 11/14/21	350,000	293,825
3.55%, 03/01/22	100,000	79,650
5.40%, 11/14/34	100,000	70,531

21

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Goldcorp, Inc.,
2.13%, 03/15/18	$250,000	$246,041
Kinross Gold Corp.,
5.13%, 09/01/21	100,000	89,945
Newmont Mining Corp.,
5.88%, 04/01/35	164,000	150,380
Nucor Corp.,
4.00%, 08/01/23	250,000	254,086
Rio Tinto Alcan, Inc.,
5.75%, 06/01/35	144,000	152,011
Rio Tinto Finance USA Ltd.,
4.13%, 05/20/21	250,000	262,764
Rio Tinto Finance USA PLC,
2.88%, 08/21/22	200,000	193,654
4.13%, 08/21/42	150,000	132,549
Southern Copper Corp.,
6.75%, 04/16/40	100,000	95,406
5.88%, 04/23/45	150,000	131,124
Vale Overseas Ltd.,
6.88%, 11/21/36	306,000	249,115
Vale SA,
5.63%, 09/11/42	150,000	107,233

		4,476,442

Multiline Retail 0.5%
Costco Wholesale Corp.,
5.50%, 03/15/17	200,000	212,484
2.25%, 02/15/22	85,000	83,646
Dollar General Corp.,
1.88%, 04/15/18	250,000	249,068
Kohl’s Corp.,
4.00%, 11/01/21	100,000	103,172
3.25%, 02/01/23	150,000	144,792
Macy’s Retail Holdings, Inc.,
5.90%, 12/01/16	85,000	89,349
6.90%, 04/01/29	50,000	59,586
6.70%, 07/15/34	150,000	167,876
Nordstrom, Inc.,
4.00%, 10/15/21	250,000	264,802
Target Corp.,
6.00%, 01/15/18	300,000	329,909
3.50%, 07/01/24	500,000	519,832
6.35%, 11/01/32	217,000	270,497
Wal-Mart Stores, Inc.,
1.13%, 04/11/18	500,000	501,225
4.25%, 04/15/21	500,000	554,451
3.30%, 04/22/24	400,000	415,462
7.55%, 02/15/30	82,000	115,282
5.25%, 09/01/35	242,000	278,619
6.20%, 04/15/38	250,000	319,434
5.63%, 04/15/41	150,000	179,625

		4,859,111

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 1.7%
Anadarko Petroleum Corp.,
6.38%, 09/15/17	$100,000	$107,677
6.45%, 09/15/36	269,000	302,627
Apache Corp.,
3.63%, 02/01/21	250,000	256,270
4.75%, 04/15/43	250,000	231,181
BP Capital Markets PLC,
1.38%, 05/10/18	750,000	751,022
2.32%, 02/13/20	250,000	251,650
4.50%, 10/01/20	100,000	109,717
3.56%, 11/01/21	250,000	260,581
3.06%, 03/17/22	210,000	210,974
3.51%, 03/17/25	250,000	251,663
Canadian Natural Resources Ltd.,
3.90%, 02/01/25	200,000	189,816
6.25%, 03/15/38	210,000	219,785
Cenovus Energy, Inc.,
5.70%, 10/15/19	200,000	216,698
3.80%, 09/15/23	250,000	237,964
Chevron Corp.,
1.72%, 06/24/18	500,000	505,173
2.19%, 11/15/19	305,000	308,606
2.36%, 12/05/22	250,000	243,839
ConocoPhillips,
5.90%, 10/15/32	123,000	140,578
6.50%, 02/01/39	200,000	245,244
ConocoPhillips Co.,
2.40%, 12/15/22	250,000	238,936
3.35%, 11/15/24	250,000	247,083
3.35%, 05/15/25	250,000	246,092
4.15%, 11/15/34	145,000	139,333
Continental Resources, Inc.,
4.90%, 06/01/44	150,000	113,676
Devon Energy Corp.,
7.95%, 04/15/32	250,000	307,188
5.00%, 06/15/45	150,000	139,161
Diamond Offshore Drilling, Inc.,
4.88%, 11/01/43	100,000	70,432
Ecopetrol SA,
5.88%, 05/28/45	325,000	264,875
Ensco PLC,
4.50%, 10/01/24 (c)	500,000	407,977
EOG Resources, Inc.,
5.63%, 06/01/19	130,000	145,367
4.10%, 02/01/21	200,000	214,042
Exxon Mobil Corp.,
3.18%, 03/15/24	350,000	361,290
2.71%, 03/06/25	250,000	247,159
Hess Corp.,
3.50%, 07/15/24	500,000	465,954
7.30%, 08/15/31	196,000	224,201
Husky Energy, Inc.,
3.95%, 04/15/22	200,000	195,628

22

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.,
3.85%, 06/01/25	$250,000	$224,757
6.80%, 03/15/32	82,000	85,896
Marathon Petroleum Corp.,
5.13%, 03/01/21	300,000	327,284
3.63%, 09/15/24	250,000	243,443
Murphy Oil Corp.,
5.13%, 12/01/42	100,000	71,400
Nabors Industries, Inc.,
5.00%, 09/15/20	300,000	287,206
Noble Energy, Inc.,
3.90%, 11/15/24	250,000	237,969
6.00%, 03/01/41	150,000	149,648
Noble Holding International Ltd.,
5.25%, 03/15/42	100,000	61,935
Occidental Petroleum Corp.,
3.13%, 02/15/22	200,000	202,126
Pemex Project Funding Master Trust,
6.63%, 06/15/35	301,000	296,109
Petroleos Mexicanos,
3.50%, 07/18/18	500,000	508,500
4.50%, 01/23/26 (b)	250,000	238,700
5.50%, 06/27/44	250,000	213,050
6.38%, 01/23/45	250,000	236,875
5.63%, 01/23/46 (b)	350,000	301,805
Phillips 66,
4.65%, 11/15/34	250,000	249,454
5.88%, 05/01/42	150,000	167,421
Pioneer Natural Resources Co.,
3.95%, 07/15/22	50,000	49,732
Pride International, Inc.,
8.50%, 06/15/19	100,000	101,772
Rowan Cos., Inc.,
4.75%, 01/15/24	75,000	58,521
Shell International Finance BV,
1.13%, 08/21/17	1,000,000	1,000,964
3.25%, 05/11/25	250,000	249,629
4.13%, 05/11/35	150,000	149,889
6.38%, 12/15/38	250,000	315,968
4.55%, 08/12/43	250,000	257,241
Southwestern Energy Co.,
4.10%, 03/15/22	150,000	128,100
Statoil ASA,
3.13%, 08/17/17	250,000	258,741
1.15%, 05/15/18	250,000	248,426
2.75%, 11/10/21	500,000	502,825
Total Capital International SA,
3.70%, 01/15/24	500,000	519,682
Valero Energy Corp.,
3.65%, 03/15/25	205,000	199,143
7.50%, 04/15/32	82,000	98,068
6.63%, 06/15/37	100,000	110,616

		17,422,354

Corporate Bonds (continued)

	Principal Amount	Market Value

Paper & Forest Products 0.1%
Georgia-Pacific LLC,
8.88%, 05/15/31	$200,000	$286,291
International Paper Co.,
4.80%, 06/15/44	250,000	232,397

		518,688

Personal Products 0.1%
Colgate-Palmolive Co.,
2.45%, 11/15/21	100,000	101,075
Procter & Gamble Co. (The),
1.90%, 11/01/19	250,000	252,313
5.80%, 08/15/34	205,000	253,703

		607,091

Pharmaceuticals 1.0%
Abbott Laboratories,
4.13%, 05/27/20	250,000	271,376
2.55%, 03/15/22	215,000	215,225
5.30%, 05/27/40	250,000	283,986
AbbVie, Inc.,
1.80%, 05/14/18	250,000	250,201
2.00%, 11/06/18	500,000	500,243
2.90%, 11/06/22	500,000	483,859
4.50%, 05/14/35	385,000	367,270
4.40%, 11/06/42	75,000	68,269
Actavis Funding SCS,
3.45%, 03/15/22	155,000	154,000
3.85%, 06/15/24	40,000	39,804
4.55%, 03/15/35	100,000	95,308
4.85%, 06/15/44	150,000	144,183
4.75%, 03/15/45	250,000	239,078
Allergan, Inc.,
1.35%, 03/15/18	300,000	295,310
AstraZeneca PLC,
5.90%, 09/15/17	300,000	326,019
6.45%, 09/15/37	140,000	182,837
Baxalta, Inc.,
4.00%, 06/23/25 (b)	100,000	100,550
Bristol-Myers Squibb Co.,
2.00%, 08/01/22	350,000	340,876
Eli Lilly & Co.,
2.75%, 06/01/25	45,000	44,681
GlaxoSmithKline Capital PLC,
1.50%, 05/08/17	250,000	251,854
2.85%, 05/08/22	250,000	252,375
GlaxoSmithKline Capital, Inc.,
2.80%, 03/18/23	500,000	499,224
5.38%, 04/15/34	139,000	159,378
Johnson & Johnson,
2.95%, 09/01/20	100,000	104,628
2.45%, 12/05/21	250,000	255,228
4.95%, 05/15/33	287,000	329,360

23

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Merck & Co., Inc.,
1.10%, 01/31/18	$500,000	$500,147
2.75%, 02/10/25	570,000	559,266
4.15%, 05/18/43	250,000	247,487
Novartis Capital Corp.,
3.40%, 05/06/24	500,000	522,633
Novartis Securities Investment Ltd.,
5.13%, 02/10/19	330,000	366,489
Perrigo Co. PLC,
4.00%, 11/15/23	250,000	245,427
Pfizer, Inc.,
4.65%, 03/01/18	185,000	198,914
7.20%, 03/15/39	375,000	517,350
Pharmacia Corp.,
6.60%, 12/01/28	123,000	155,730
Sanofi,
1.25%, 04/10/18	250,000	250,043
Teva Pharmaceutical Finance Co. BV,
Series 2, 3.65%, 11/10/21	32,000	32,149
Teva Pharmaceutical Finance Co. LLC,
6.15%, 02/01/36	5,000	5,497
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/21	82,000	82,382
Watson Pharmaceuticals, Inc.,
3.25%, 10/01/22	200,000	195,860
Zoetis, Inc.,
3.25%, 02/01/23	50,000	47,815

		10,182,311

Real Estate Investment Trusts (REITs) 0.6%
American Tower Corp.,
2.80%, 06/01/20	250,000	248,837
American Tower REIT, Inc.,
5.05%, 09/01/20	400,000	434,820
AvalonBay Communities, Inc.,
3.45%, 06/01/25	100,000	99,600
CBL & Associates LP,
4.60%, 10/15/24	250,000	237,160
Digital Realty Trust LP,
5.25%, 03/15/21	250,000	270,637
Duke Realty LP,
3.88%, 10/15/22	250,000	251,561
Essex Portfolio LP,
3.38%, 01/15/23	500,000	488,880
HCP, Inc.,
6.00%, 01/30/17	328,000	344,885
3.75%, 02/01/19	250,000	259,862
3.40%, 02/01/25	500,000	467,650
Health Care REIT, Inc.,
5.25%, 01/15/22	300,000	326,406
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/23	100,000	96,650
Series E, 4.00%, 06/15/25	190,000	183,624

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Kilroy Realty LP,
4.80%, 07/15/18	$200,000	$211,272
Omega Healthcare Investors, Inc.,
4.50%, 04/01/27 (b)	250,000	238,433
Realty Income Corp.,
4.65%, 08/01/23	250,000	263,555
Simon Property Group LP,
2.20%, 02/01/19	750,000	756,840
4.75%, 03/15/42	250,000	263,836
UDR, Inc.,
4.25%, 06/01/18	100,000	105,297
Ventas Realty LP/Ventas Capital Corp.,
4.75%, 06/01/21	100,000	107,312
4.25%, 03/01/22	250,000	258,965
Weyerhaeuser Co.,
7.38%, 03/15/32	250,000	312,194

		6,228,276

Road & Rail 0.5%
Burlington Northern Santa Fe LLC,
3.00%, 04/01/25	250,000	241,207
7.95%, 08/15/30	144,000	202,039
5.05%, 03/01/41	350,000	367,053
4.70%, 09/01/45	150,000	152,738
Canadian Pacific Railway Ltd.,
4.50%, 01/15/22	500,000	538,257
CSX Corp.,
7.38%, 02/01/19	305,000	353,939
3.70%, 10/30/20	200,000	211,732
5.50%, 04/15/41	100,000	111,974
3.95%, 05/01/50	250,000	217,253
FedEx Corp.,
2.70%, 04/15/23	500,000	485,650
3.90%, 02/01/35	115,000	105,338
3.88%, 08/01/42	50,000	43,588
Norfolk Southern Corp.,
2.90%, 02/15/23	92,000	89,769
3.85%, 01/15/24	250,000	258,071
5.59%, 05/17/25	59,000	67,231
4.84%, 10/01/41	15,000	15,387
4.45%, 06/15/45	50,000	48,690
6.00%, 05/23/11	100,000	111,251
Ryder System, Inc.,
2.50%, 03/01/18	250,000	251,775
2.50%, 05/11/20	105,000	103,582
Union Pacific Corp.,
2.75%, 04/15/23	400,000	395,928
3.25%, 08/15/25	250,000	253,863
4.15%, 01/15/45	150,000	150,090
United Parcel Service of America, Inc.,
8.38%, 04/01/20	82,000	103,116

24

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
United Parcel Service, Inc.,
6.20%, 01/15/38	$205,000	$266,781

		5,146,302

Semiconductors & Semiconductor Equipment 0.2%
Applied Materials, Inc.,
4.30%, 06/15/21	300,000	322,339
Broadcom Corp.,
2.70%, 11/01/18	100,000	101,435
Intel Corp.,
2.70%, 12/15/22	250,000	250,579
3.70%, 07/29/25	150,000	155,770
4.80%, 10/01/41	200,000	208,044
KLA-Tencor Corp.,
4.65%, 11/01/24	215,000	216,495
Lam Research Corp.,
3.80%, 03/15/25	145,000	135,934
QUALCOMM, Inc.,
3.00%, 05/20/22	250,000	246,870
4.65%, 05/20/35	250,000	231,221
Texas Instruments, Inc.,
1.75%, 05/01/20	250,000	247,969

		2,116,656

Software 0.4%
Adobe Systems, Inc.,
3.25%, 02/01/25	70,000	69,167
CA, Inc.,
4.50%, 08/15/23	240,000	245,153
CDK Global, Inc.,
4.50%, 10/15/24	250,000	246,282
Microsoft Corp.,
1.00%, 05/01/18	500,000	497,760
3.00%, 10/01/20	350,000	370,716
3.63%, 12/15/23	250,000	265,015
3.50%, 02/12/35	665,000	615,295
4.45%, 11/03/45	75,000	76,045
Oracle Corp.,
1.20%, 10/15/17	350,000	351,304
5.00%, 07/08/19	100,000	110,730
2.25%, 10/08/19	250,000	253,274
3.25%, 05/15/30	400,000	374,982
4.30%, 07/08/34	500,000	498,125
5.38%, 07/15/40	300,000	334,728

		4,308,576

Specialty Retail 0.2%
AutoZone, Inc.,
4.00%, 11/15/20	200,000	211,605
3.25%, 04/15/25	165,000	161,654
Gap, Inc. (The),
5.95%, 04/12/21	100,000	106,328

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail (continued)
Home Depot, Inc. (The),
3.35%, 09/15/25	$45,000	$46,169
5.88%, 12/16/36	230,000	284,583
5.95%, 04/01/41	100,000	126,963
4.40%, 03/15/45	200,000	208,210
Lowe’s Cos., Inc.,
3.13%, 09/15/24	250,000	248,723
6.50%, 03/15/29	164,000	207,261
4.25%, 09/15/44	250,000	249,534

		1,851,030

Technology Hardware, Storage & Peripherals 0.4%
Apple, Inc.,
1.00%, 05/03/18	500,000	498,574
1.55%, 02/07/20	1,000,000	990,377
3.45%, 05/06/24	500,000	518,531
2.50%, 02/09/25	170,000	163,784
3.85%, 05/04/43	250,000	230,819
4.38%, 05/13/45	145,000	144,470
EMC Corp.,
1.88%, 06/01/18	500,000	477,989
Hewlett-Packard Co.,
4.65%, 12/09/21	500,000	519,581
4.05%, 09/15/22	500,000	497,805
NetApp, Inc.,
3.38%, 06/15/21	150,000	148,308
Seagate HDD Cayman,
4.75%, 01/01/25	200,000	179,626

		4,369,864

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 06/01/21	100,000	108,191
VF Corp.,
3.50%, 09/01/21	200,000	211,675

		319,866

Tobacco 0.2%
Altria Group, Inc.,
9.25%, 08/06/19	89,000	109,823
2.63%, 01/14/20	250,000	252,354
2.85%, 08/09/22	250,000	247,126
10.20%, 02/06/39	39,000	64,469
4.25%, 08/09/42	100,000	94,394
5.38%, 01/31/44	100,000	108,860
Philip Morris International, Inc.,
5.65%, 05/16/18	150,000	165,418
3.60%, 11/15/23	500,000	523,911
3.25%, 11/10/24	350,000	354,657
4.88%, 11/15/43	150,000	161,019

25

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Tobacco (continued)
Reynolds American, Inc.,
5.70%, 08/15/35	$75,000	$82,044
4.75%, 11/01/42	150,000	144,081

		2,308,156

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 09/01/45	250,000	257,079

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
5.00%, 03/30/20	500,000	550,313
6.38%, 03/01/35	123,000	142,155
Rogers Communications, Inc.,
3.00%, 03/15/23	250,000	244,625
5.00%, 03/15/44	250,000	255,174
Vodafone Group PLC,
2.95%, 02/19/23	500,000	478,594
7.88%, 02/15/30	144,000	180,320
6.15%, 02/27/37	75,000	81,072

		1,932,253

Total Corporate Bonds (cost $242,534,340)		246,173,524

Municipal Bonds 1.0%
California 0.4%
Bay Area Toll Authority, RB, Series F-2, 6.26%, 04/01/49	150,000	200,334
California State, GO, 7.60%, 11/01/40	100,000	149,643
City of San Francisco California, Public Utilities Commission Water Revenue, RB, Series E, 6.00%, 11/01/40	100,000	121,424
East Bay Municipal Utility District, RB, 5.87%, 06/01/40	100,000	126,928
Los Angeles Community College District, GO, 6.75%, 08/01/49	200,000	284,156
Los Angeles Unified School District, GO, 6.76%, 07/01/34	250,000	329,565
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 07/01/45	210,000	286,551
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	300,000	351,135
San Diego County Water Authority, RB, Series B, 6.14%, 05/01/49	125,000	157,259
Santa Clara Valley Transportation Authority, RB, 5.88%, 04/01/32	200,000	242,426

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
State of California, GO
7.55%, 04/01/39	$375,000	$554,490
7.63%, 03/01/40	320,000	473,200
University of California, RB
Series R, 5.77%, 05/15/43	300,000	368,721
Series AD, 4.86%, 05/15/12	200,000	191,324
Series AQ, 4.77%, 05/15/15	100,000	93,878

		3,931,034

Colorado 0.0%†
Denver City & County School District No. 1, Refunding, COP, Series B, 4.24%, 12/15/37	50,000	50,267

Connecticut 0.0%†
State of Connecticut, GO, Series D, 5.09%, 10/01/30	200,000	225,284

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 04/01/57	150,000	177,113

Illinois 0.1%
State of Illinois, GO
5.88%, 03/01/19	100,000	107,843
5.10%, 06/01/33	685,000	631,043

		738,886

Massachusetts 0.0%†
Commonwealth of Massachusetts, RB, Series A, 5.73%, 06/01/40	150,000	185,386

New Jersey 0.1%
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 02/15/29	400,000	452,304
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 01/01/40	215,000	302,086
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 05/01/40	250,000	293,552

		1,047,942

New York 0.2%
City of New York, GO, 5.85%, 06/01/40	220,000	272,547
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/39	290,000	422,318
New York City Municipal Water Finance Authority, Refunding, RB, Series AA, 5.79%, 06/15/41	300,000	334,536

26

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

New York (continued)
New York City, Transitional Finance Authority, RB, 5.27%, 05/01/27	$250,000	$287,695
Port Authority of New York & New Jersey, RB, 6.04%, 12/01/29	460,000	559,733

		1,876,829

North Carolina 0.0%†
University of North Carolina, Refunding, RB, 3.85%, 12/01/34	200,000	205,650

Ohio 0.1%
American Power, Inc., RB, Series B, 7.50%, 02/15/50	100,000	133,347
Northeast Regional Sewer District, RB, 6.04%, 11/15/40	200,000	227,454

		360,801

Oregon 0.0%†
Oregon School Boards Association, Limited Tax Pension, GO, AGM Insured, 5.53%, 06/30/28	200,000	232,050

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, GO, Series B, 4.65%, 02/15/26	200,000	217,266

Texas 0.1%
Dallas Independent School District, Texas School Building, GO, Series C, 6.45%, 02/15/35	150,000	175,474
Dallas, Rapid Transit, Sales Tax Revenue, Senior Lien, RB
Series B, 4.92%, 12/01/41	160,000	184,328
Series B, 5.02%, 12/01/48	100,000	117,042
Texas Transportation Commission, RB, Series B, 5.18%, 04/01/30	100,000	118,098

		594,942

Total Municipal Bonds (cost $8,749,060)		9,843,450

Sovereign Bonds 3.7%
BRAZIL 0.1%
Brazilian Government International Bond,
5.88%, 01/15/19	500,000	533,000
7.13%, 01/20/37	595,000	578,637
5.00%, 01/27/45	200,000	150,000

		1,261,637

Sovereign Bonds (continued)

	Principal Amount	Market Value

CANADA 0.4%
Province of British Columbia Canada,
2.00%, 10/23/22	$500,000	$491,417
Canada Government International Bond,
1.63%, 02/27/19	500,000	505,773
Province of Manitoba Canada,
1.75%, 05/30/19	500,000	500,390
Province of Nova Scotia Canada,
5.13%, 01/26/17	115,000	120,946
Province of Ontario Canada,
1.20%, 02/14/18	750,000	749,078
2.00%, 01/30/19	750,000	758,739
Province of Quebec Canada,
2.88%, 10/16/24	500,000	505,007
7.50%, 09/15/29	200,000	292,521

		3,923,871

COLOMBIA 0.1%
Colombia Government International Bond,
7.38%, 03/18/19	600,000	686,400
7.38%, 09/18/37	250,000	290,000
5.00%, 06/15/45	350,000	310,625

		1,287,025

GERMANY 0.3%
FMS Wertmanagement AoeR,
0.63%, 01/30/17	500,000	499,364
KFW,
0.75%, 03/17/17	1,000,000	999,440
1.75%, 10/15/19	1,000,000	1,008,326

		2,507,130

ISRAEL 0.0%†
Israel Government International Bond,
3.15%, 06/30/23	250,000	257,000

ITALY 0.0%†
Italy Government International Bond,
5.38%, 06/15/33	184,000	210,458

JAPAN 0.0%†
Japan Finance Corp.,
1.13%, 07/19/17	350,000	349,867

MEXICO 0.3%
Mexico Government International Bond,
5.63%, 01/15/17	250,000	263,500
5.13%, 01/15/20	250,000	276,000
3.63%, 03/15/22	500,000	512,000
6.75%, 09/27/34	373,000	458,790
4.75%, 03/08/44	350,000	332,500

27

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

MEXICO (continued)
5.55%, 01/21/45	$200,000	$212,000
4.60%, 01/23/46	250,000	231,875
5.75%, 10/12/10	200,000	195,500

		2,482,165

PANAMA 0.1%
Panama Government International Bond,
5.20%, 01/30/20	250,000	273,750
6.70%, 01/26/36	250,000	309,375

		583,125

PERU 0.1%
Peruvian Government International Bond,
7.13%, 03/30/19	870,000	1,006,155
5.63%, 11/18/50	350,000	378,000

		1,384,155

PHILIPPINES 0.2%
Philippine Government International Bond,
6.50%, 01/20/20	250,000	295,703
4.20%, 01/21/24	500,000	555,307
7.75%, 01/14/31	250,000	361,006
6.38%, 10/23/34	500,000	671,348

		1,883,364

POLAND 0.1%
Poland Government International Bond,
5.13%, 04/21/21	125,000	141,491
5.00%, 03/23/22	450,000	506,857
4.00%, 01/22/24	250,000	266,250

		914,598

SOUTH AFRICA 0.0%†
South Africa Government International Bond,
4.67%, 01/17/24	250,000	252,500
6.25%, 03/08/41	100,000	111,125

		363,625

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 01/29/21	350,000	378,156
2.88%, 01/21/25	350,000	343,867
Republic of Korea,
5.63%, 11/03/25	200,000	250,457

		972,480

Sovereign Bonds (continued)

	Principal Amount	Market Value

SUPRANATIONAL 1.5%
African Development Bank,
1.38%, 02/12/20	$500,000	$496,431
Asian Development Bank,
1.50%, 09/28/18	1,000,000	1,009,344
1.50%, 01/22/20	750,000	749,030
Council Of Europe Development Bank,
1.00%, 03/07/18	300,000	299,472
European Bank for Reconstruction & Development,
1.00%, 09/17/18	500,000	496,524
1.88%, 02/23/22	500,000	497,108
European Investment Bank,
1.13%, 12/15/16	750,000	753,457
5.13%, 05/30/17	500,000	533,379
1.13%, 09/15/17	1,000,000	1,003,194
1.00%, 06/15/18	1,000,000	995,976
1.13%, 08/15/18	500,000	499,108
1.38%, 06/15/20	500,000	492,562
2.50%, 10/15/24	500,000	509,392
1.88%, 02/10/25	1,000,000	962,239
Inter-American Development Bank,
1.25%, 01/16/18	1,000,000	1,006,852
1.75%, 08/24/18	500,000	508,237
1.75%, 10/15/19	1,000,000	1,012,988
International Bank for Reconstruction & Development,
1.13%, 07/18/17	500,000	503,482
1.88%, 10/07/19	1,000,000	1,017,720
7.63%, 01/19/23	677,000	924,782
International Finance Corp.,
1.13%, 11/23/16	550,000	552,153
1.25%, 07/16/18	500,000	501,628

		15,325,058

TURKEY 0.3%
Turkey Government International Bond,
6.75%, 04/03/18	500,000	543,750
5.63%, 03/30/21	350,000	376,250
3.25%, 03/23/23	500,000	464,810
5.75%, 03/22/24	750,000	809,063
6.00%, 01/14/41	750,000	788,400

		2,982,273

URUGUAY 0.1%
Uruguay Government International Bond,
4.50%, 08/14/24	350,000	364,000
5.10%, 06/18/50	150,000	134,625

		498,625

Total Sovereign Bonds (cost $37,028,397)		37,186,456

28

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies 28.4%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# E84097
6.50%, 12/01/15	$7	$7
Pool# E00938
7.00%, 01/01/16	79	79
Pool# E82132
7.00%, 01/01/16	23	23
Pool# E82815
6.00%, 03/01/16	49	49
Pool# E83231
6.00%, 04/01/16	16	16
Pool# E83233
6.00%, 04/01/16	83	83
Pool# G11972
6.00%, 04/01/16	1,002	1,007
Pool# E83933
6.50%, 05/01/16	13	13
Pool# E84236
6.50%, 06/01/16	149	151
Pool# E00996
6.50%, 07/01/16	62	63
Pool# E84912
6.50%, 08/01/16	116	116
Pool# E86533
6.00%, 12/01/16	160	161
Pool# E87584
6.00%, 01/01/17	228	232
Pool# E86995
6.50%, 01/01/17	664	667
Pool# E87291
6.50%, 01/01/17	660	665
Pool# E88076
6.00%, 02/01/17	648	660
Pool# E88055
6.50%, 02/01/17	3,333	3,406
Pool# E88134
6.00%, 03/01/17	159	160
Pool# E88768
6.00%, 03/01/17	394	396
Pool# E88729
6.00%, 04/01/17	712	721
Pool# E89149
6.00%, 04/01/17	422	431
Pool# E89151
6.00%, 04/01/17	834	850
Pool# E89217
6.00%, 04/01/17	749	765
Pool# E89222
6.00%, 04/01/17	1,520	1,530
Pool# E89347
6.00%, 04/01/17	149	151
Pool# E89496
6.00%, 04/01/17	439	450

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E89203
6.50%, 04/01/17	$554	$566
Pool# E89530
6.00%, 05/01/17	1,806	1,846
Pool# E89909
6.00%, 05/01/17	509	521
Pool# B15071
6.00%, 06/01/17	4,654	4,685
Pool# E01157
6.00%, 06/01/17	2,020	2,076
Pool# E90194
6.00%, 06/01/17	517	530
Pool# E90313
6.00%, 06/01/17	214	220
Pool# E90591
5.50%, 07/01/17	1,499	1,532
Pool# E90645
6.00%, 07/01/17	1,896	1,938
Pool# G11399
5.50%, 04/01/18	4,142	4,259
Pool# B10210
5.50%, 10/01/18	13,799	14,299
Pool# B11548
5.50%, 12/01/18	10,992	11,409
Pool# E01604
5.50%, 03/01/19	12,413	13,092
Pool# B13430
5.50%, 04/01/19	10,997	11,265
Pool# B15396
5.50%, 06/01/19	10,413	10,865
Pool# G18007
6.00%, 07/01/19	5,575	5,881
Pool# B16087
6.00%, 08/01/19	25,525	26,773
Pool# G18022
5.50%, 11/01/19	20,416	21,643
Pool# B14288
5.50%, 12/01/19	5,687	5,907
Pool# J02325
5.50%, 07/01/20	6,124	6,336
Pool# J00935
5.00%, 12/01/20	7,584	7,865
Pool# J00854
5.00%, 01/01/21	96,321	100,444
Pool# J00855
5.50%, 01/01/21	17,013	18,168
Pool# J01279
5.50%, 02/01/21	6,888	7,432
Pool# J01570
5.50%, 04/01/21	6,854	7,364
Pool# J01771
5.00%, 05/01/21	7,305	7,575

29

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J06015
5.00%, 05/01/21	$35,280	$36,595
Pool# J05950
5.50%, 05/01/21	72,428	76,741
Pool# G18122
5.00%, 06/01/21	14,180	15,248
Pool# J01980
6.00%, 06/01/21	9,046	9,101
Pool# J03074
5.00%, 07/01/21	10,151	10,601
Pool# J03028
5.50%, 07/01/21	1,760	1,835
Pool# J09912
4.00%, 06/01/24	1,549,699	1,652,674
Pool# C00351
8.00%, 07/01/24	470	561
Pool# D60780
8.00%, 06/01/25	1,790	2,015
Pool# G30267
5.00%, 08/01/25	277,934	304,072
Pool# J13883
3.50%, 12/01/25	837,872	890,705
Pool# J18127
3.00%, 03/01/27	370,825	385,988
Pool# J18702
3.00%, 03/01/27	400,523	416,932
Pool# J19106
3.00%, 05/01/27	149,502	155,626
Pool# J20471
3.00%, 09/01/27	669,406	696,820
Pool# D82854
7.00%, 10/01/27	1,171	1,294
Pool# G14609
3.00%, 11/01/27	893,080	929,666
Pool# C00566
7.50%, 12/01/27	1,659	2,002
Pool# G15100
2.50%, 07/01/28	245,753	252,502
Pool# C00678
7.00%, 11/01/28	1,698	1,922
Pool# C18271
7.00%, 11/01/28	1,928	2,153
Pool# C00836
7.00%, 07/01/29	841	964
Pool# C31282
7.00%, 09/01/29	85	89
Pool# C31285
7.00%, 09/01/29	2,110	2,460
Pool# A18212
7.00%, 11/01/29	33,108	35,498
Pool# C32914
8.00%, 11/01/29	2,360	2,583

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G18536
2.50%, 01/01/30	$3,041,425	$3,099,029
Pool# C37436
8.00%, 01/01/30	2,266	2,826
Pool# C36306
7.00%, 02/01/30	547	575
Pool# C36429
7.00%, 02/01/30	543	567
Pool# C00921
7.50%, 02/01/30	1,737	2,114
Pool# G01108
7.00%, 04/01/30	712	809
Pool# C37703
7.50%, 04/01/30	1,187	1,305
Pool# G18552
3.00%, 05/01/30	1,368,502	1,423,712
Pool# J32243
3.00%, 07/01/30	1,077,374	1,121,757
Pool# J32255
3.00%, 07/01/30	66,351	69,082
Pool# J32257
3.00%, 07/01/30	71,150	74,134
Pool# C41561
8.00%, 08/01/30	1,629	1,735
Pool# C01051
8.00%, 09/01/30	2,976	3,701
Pool# C43550
7.00%, 10/01/30	3,435	3,892
Pool# C44017
7.50%, 10/01/30	385	395
Pool# C43967
8.00%, 10/01/30	27,851	30,550
Pool# C44957
8.00%, 11/01/30	2,518	2,941
Pool# C01106
7.00%, 12/01/30	11,281	13,175
Pool# C01103
7.50%, 12/01/30	1,203	1,449
Pool# C01116
7.50%, 01/01/31	1,133	1,386
Pool# C46932
7.50%, 01/01/31	553	582
Pool# C47287
7.50%, 02/01/31	2,965	3,411
Pool# C48851
7.00%, 03/01/31	1,820	1,876
Pool# G01217
7.00%, 03/01/31	10,902	13,099
Pool# C48206
7.50%, 03/01/31	1,462	1,470
Pool# C91366
4.50%, 04/01/31	233,430	254,513

30

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C91377
4.50%, 06/01/31	$125,132	$136,437
Pool# C53324
7.00%, 06/01/31	1,353	1,447
Pool# C01209
8.00%, 06/01/31	946	1,104
Pool# C54792
7.00%, 07/01/31	7,062	8,028
Pool# C55071
7.50%, 07/01/31	520	538
Pool# G01309
7.00%, 08/01/31	2,013	2,425
Pool# C01222
7.00%, 09/01/31	1,591	1,909
Pool# G01311
7.00%, 09/01/31	13,967	16,364
Pool# G01315
7.00%, 09/01/31	516	607
Pool# C58647
7.00%, 10/01/31	813	877
Pool# C58694
7.00%, 10/01/31	5,048	5,781
Pool# C60012
7.00%, 11/01/31	662	684
Pool# C61298
8.00%, 11/01/31	2,184	2,261
Pool# C61105
7.00%, 12/01/31	4,651	5,000
Pool# C01305
7.50%, 12/01/31	965	1,110
Pool# C62218
7.00%, 01/01/32	2,148	2,203
Pool# C63171
7.00%, 01/01/32	7,056	8,212
Pool# C64121
7.50%, 02/01/32	1,653	1,690
Pool# C01345
7.00%, 04/01/32	8,353	10,055
Pool# G01391
7.00%, 04/01/32	24,086	28,477
Pool# C65717
7.50%, 04/01/32	3,458	3,566
Pool# C01370
8.00%, 04/01/32	3,306	3,985
Pool# C66916
7.00%, 05/01/32	14,435	16,666
Pool# C67235
7.00%, 05/01/32	9,133	9,891
Pool# C01381
8.00%, 05/01/32	14,679	17,682
Pool# C68290
7.00%, 06/01/32	3,155	3,530

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C68300
7.00%, 06/01/32	$10,096	$11,590
Pool# G01449
7.00%, 07/01/32	15,976	18,799
Pool# C68988
7.50%, 07/01/32	2,537	2,547
Pool# C69908
7.00%, 08/01/32	20,863	23,645
Pool# C70211
7.00%, 08/01/32	10,230	10,689
Pool# C91558
3.50%, 09/01/32	241,119	253,514
Pool# G01536
7.00%, 03/01/33	15,995	19,398
Pool# G30642
3.00%, 05/01/33	135,410	140,064
Pool# G30646
3.00%, 05/01/33	318,006	328,955
Pool# K90535
3.00%, 05/01/33	62,848	65,006
Pool# A16419
6.50%, 11/01/33	12,779	14,604
Pool# A16522
6.50%, 12/01/33	41,073	47,564
Pool# C01806
7.00%, 01/01/34	9,917	10,560
Pool# A21356
6.50%, 04/01/34	52,711	61,151
Pool# C01851
6.50%, 04/01/34	40,394	48,361
Pool# A22067
6.50%, 05/01/34	55,894	64,961
Pool# A24301
6.50%, 05/01/34	79,296	92,884
Pool# A24988
6.50%, 07/01/34	9,282	10,608
Pool# G01741
6.50%, 10/01/34	17,586	20,901
Pool# G08023
6.50%, 11/01/34	37,109	44,406
Pool# A33137
6.50%, 01/01/35	9,381	10,721
Pool# G08064
6.50%, 04/01/35	14,476	16,615
Pool# G01947
7.00%, 05/01/35	20,026	24,359
Pool# G08088
6.50%, 10/01/35	129,069	147,507
Pool# A39759
5.50%, 11/01/35	22,308	24,797
Pool# A40376
5.50%, 12/01/35	15,733	17,424

31

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A42305
5.50%, 01/01/36	$43,808	$48,750
Pool# A41548
7.00%, 01/01/36	27,285	31,163
Pool# G08111
5.50%, 02/01/36	57,707	64,228
Pool# A43861
5.50%, 03/01/36	98,489	109,116
Pool# A43886
5.50%, 03/01/36	492,236	551,587
Pool# G08116
5.50%, 03/01/36	54,973	61,279
Pool# A43534
6.50%, 03/01/36	16,402	18,745
Pool# A48735
5.50%, 05/01/36	19,297	21,441
Pool# G08136
6.50%, 06/01/36	21,550	25,339
Pool# A53039
6.50%, 10/01/36	100,305	114,634
Pool# A53219
6.50%, 10/01/36	15,304	17,490
Pool# A57803
6.50%, 02/01/37	105,375	120,428
Pool# A66192
6.50%, 09/01/37	36,168	41,335
Pool# G04251
6.50%, 04/01/38	12,872	14,901
Pool# A79540
6.50%, 07/01/38	13,248	15,140
Pool# G04569
6.50%, 08/01/38	12,483	14,480
Pool# A82297
6.50%, 10/01/38	20,926	23,915
Pool# A83464
6.50%, 11/01/38	12,312	14,071
Pool# A84168
6.50%, 01/01/39	6,903	7,889
Pool# A84252
6.50%, 01/01/39	33,842	40,105
Pool# A84287
6.50%, 01/01/39	27,907	33,673
Pool# G05535
4.50%, 07/01/39	1,839,405	1,998,593
Pool# A91165
5.00%, 02/01/40	3,417,911	3,766,058
Pool# G60195
4.00%, 06/01/42	804,932	857,299
Pool# G07158
3.50%, 10/01/42	517,944	539,984
Pool# G07163
3.50%, 10/01/42	228,306	238,092

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# Q11532
3.50%, 10/01/42	$172,788	$180,140
Pool# Q12051
3.50%, 10/01/42	290,338	302,692
Pool# C09020
3.50%, 11/01/42	985,804	1,027,679
Pool# G07264
3.50%, 12/01/42	495,745	516,749
Pool# Q14292
3.50%, 01/01/43	89,513	93,297
Pool# Q14881
3.50%, 01/01/43	104,653	109,105
Pool# Q15774
3.00%, 02/01/43	1,556,111	1,573,375
Pool# Q15884
3.00%, 02/01/43	891,416	901,641
Pool# V80002
2.50%, 04/01/43	427,364	416,521
Pool# G08528
3.00%, 04/01/43	4,480,336	4,530,099
Pool# Q16915
3.00%, 04/01/43	809,415	818,658
Pool# Q17675
3.50%, 04/01/43	451,311	470,509
Pool# Q18523
3.50%, 05/01/43	1,604,310	1,670,104
Pool# G08534
3.00%, 06/01/43	1,137,434	1,149,631
Pool# Q18751
3.50%, 06/01/43	1,915,806	1,996,065
Pool# G07410
3.50%, 07/01/43	168,098	175,978
Pool# G07459
3.50%, 08/01/43	873,126	909,237
Pool# G60038
3.50%, 01/01/44	1,279,658	1,334,017
Pool# Q26869
4.00%, 06/01/44	1,575,019	1,682,680
Pool# G08623
3.50%, 01/01/45	177,479	184,427
Pool# G08632
3.50%, 03/01/45	1,158,674	1,204,032
Pool# Q34165
4.00%, 06/01/45	432,710	460,625
Pool# Q34167
4.00%, 06/01/45	1,010,554	1,076,995
Pool# G08660
4.00%, 08/01/45	1,940,269	2,065,446
Pool# Q35617
4.00%, 08/01/45	2,578,382	2,747,903
Pool# G08671
3.50%, 10/01/45	898,177	933,366

32

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool TBA
2.50%, 11/15/30	$3,575,000	$3,637,632
3.00%, 11/15/30	627,000	651,574
3.50%, 11/15/30	900,000	948,530
3.00%, 11/15/45	2,950,000	2,972,532
3.50%, 11/15/45	5,018,000	5,209,703
4.00%, 11/15/45	6,188,000	6,573,541
4.50%, 11/15/45	7,850,000	8,489,039
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478
3.33%, 07/01/41 (a)	286,979	302,967
Pool# 2B0108
2.55%, 01/01/42 (a)	23,910	25,216
Federal National Mortgage Association Pool
Pool# 969977
5.00%, 05/01/23	425,575	453,487
Pool# 990972
6.00%, 09/01/23	24,083	25,450
Pool# AA2549
4.00%, 04/01/24	187,822	199,053
Pool# 935348
5.50%, 06/01/24	54,306	58,272
Pool# AC1374
4.00%, 08/01/24	210,937	225,893
Pool# AC1529
4.50%, 09/01/24	84,274	91,006
Pool# AD0244
4.50%, 10/01/24	64,518	69,432
Pool# AD4089
4.50%, 05/01/25	640,187	683,641
Pool# 890216
4.50%, 07/01/25	116,936	125,149
Pool# AH1361
3.50%, 12/01/25	349,668	371,297
Pool# AH1518
3.50%, 12/01/25	202,581	214,230
Pool# AE6384
4.00%, 01/01/26	33,923	36,050
Pool# AL0298
4.00%, 05/01/26	507,431	539,345
Pool# AB4277
3.00%, 01/01/27	1,436,178	1,499,212
Pool# AP4746
3.00%, 08/01/27	236,967	247,360
Pool# AP4640
3.00%, 09/01/27	140,172	146,320
Pool# AP7855
3.00%, 09/01/27	1,345,083	1,404,107
Pool# AB6886
3.00%, 11/01/27	127,553	133,136
Pool# AB6887
3.00%, 11/01/27	253,491	264,588
Pool# AQ3758
3.00%, 11/01/27	163,316	170,488

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AQ4532
3.00%, 11/01/27	$190,459	$198,829
Pool# AQ5096
3.00%, 11/01/27	327,175	341,530
Pool# AQ7406
3.00%, 11/01/27	131,072	136,824
Pool# AQ2884
3.00%, 12/01/27	133,586	139,448
Pool# AS0487
2.50%, 09/01/28	490,043	502,813
Pool# 930998
4.50%, 04/01/29	110,338	119,429
Pool# MA0243
5.00%, 11/01/29	42,636	46,955
Pool# MA0268
5.00%, 12/01/29	32,868	36,182
Pool# AX7727
2.50%, 03/01/30	844,506	860,527
Pool# AB1038
5.00%, 05/01/30	52,376	57,693
Pool# AD5655
5.00%, 05/01/30	82,770	91,174
Pool# MA0443
5.00%, 05/01/30	54,278	59,773
Pool# AS5420
3.00%, 07/01/30	158,364	164,989
Pool# AL7152
3.50%, 07/01/30	1,143,822	1,218,961
Pool# AS5702
2.50%, 08/01/30	824,968	840,618
Pool# AY8448
3.00%, 08/01/30	499,343	519,882
Pool# AZ5718
3.00%, 09/01/30	728,584	758,551
Pool# MA0559
5.00%, 09/01/30	18,880	20,797
Pool# AH1515
4.00%, 12/01/30	667,272	717,627
Pool# AD0716
6.50%, 12/01/30	1,891,099	2,182,263
Pool# MA0641
4.00%, 02/01/31	731,821	787,109
Pool# 560868
7.50%, 02/01/31	563	577
Pool# 607212
7.50%, 10/01/31	9,772	11,231
Pool# 607632
6.50%, 11/01/31	100	115
Pool# MA1029
3.50%, 04/01/32	574,026	605,076
Pool# MA1107
3.50%, 07/01/32	156,064	164,506

33

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# MA1166
3.50%, 09/01/32	$907,432	$956,439
Pool# 661664
7.50%, 09/01/32	12,943	13,323
Pool# 656559
6.50%, 02/01/33	43,309	49,501
Pool# 694846
6.50%, 04/01/33	11,727	13,404
Pool# AB9300
3.00%, 05/01/33	130,051	134,568
Pool# AB9402
3.00%, 05/01/33	359,669	372,180
Pool# AB9403
3.00%, 05/01/33	136,749	141,490
Pool# 254767
5.50%, 06/01/33	1,117,839	1,258,744
Pool# MA1527
3.00%, 08/01/33	741,738	768,412
Pool# 750229
6.50%, 10/01/33	33,055	37,781
Pool# 725228
6.00%, 03/01/34	1,175,348	1,345,371
Pool# 725424
5.50%, 04/01/34	1,271,854	1,432,979
Pool# 788027
6.50%, 09/01/34	18,936	21,643
Pool# 735141
5.50%, 01/01/35	665,735	750,849
Pool# 735227
5.50%, 02/01/35	748,400	844,062
Pool# AL4260
5.50%, 09/01/36	89,511	100,778
Pool# 310104
5.50%, 08/01/37	712,721	804,293
Pool# 955194
7.00%, 11/01/37	484,072	561,316
Pool# AC9890
2.31%, 04/01/40 (a)	1,218,276	1,299,387
Pool# AD8536
5.00%, 08/01/40	2,978,558	3,287,324
Pool# AB1735
3.50%, 11/01/40	25,372	26,428
Pool# 932888
3.50%, 01/01/41	201,772	212,077
Pool# 932891
3.50%, 01/01/41	33,103	34,713
Pool# AB2067
3.50%, 01/01/41	698,482	730,692
Pool# AB2068
3.50%, 01/01/41	394,346	411,545
Pool# AL6521
5.00%, 04/01/41	1,611,233	1,800,145

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AL0390
5.00%, 05/01/41	$721,691	$798,322
Pool# AL5863
4.50%, 06/01/41	1,129,297	1,230,770
Pool# AJ1249
3.30%, 09/01/41 (a)	380,992	402,025
Pool# AI9920
4.00%, 09/01/41	22,302	23,789
Pool# AI9851
4.50%, 09/01/41	107,608	116,945
Pool# AL0761
5.00%, 09/01/41	1,251,852	1,386,168
Pool# AJ5431
4.50%, 10/01/41	197,042	213,489
Pool# AL0933
5.00%, 10/01/41	267,867	295,976
Pool# AJ4861
4.00%, 12/01/41	383,054	409,000
Pool# AL1437
2.75%, 01/01/42 (a)	173,313	181,022
Pool# AX5297
5.00%, 01/01/42	58,901	64,978
Pool# AK0714
2.42%, 02/01/42 (a)	43,896	46,133
Pool# AB5185
3.50%, 05/01/42	649,646	677,644
Pool# AO3575
4.50%, 05/01/42	66,077	71,604
Pool# 890621
5.00%, 05/01/42	186,783	206,259
Pool# AO4647
3.50%, 06/01/42	1,061,640	1,107,459
Pool# AO8036
4.50%, 07/01/42	1,743,995	1,895,192
Pool# AP1961
2.48%, 08/01/42 (a)	268,026	276,019
Pool# AP2092
4.50%, 08/01/42	46,986	50,900
Pool# AP6579
3.50%, 09/01/42	1,265,618	1,320,153
Pool# AP6756
4.00%, 09/01/42	26,530	28,357
Pool# AP7489
4.00%, 09/01/42	810,603	865,171
Pool# AB6524
3.50%, 10/01/42	2,195,204	2,289,937
Pool# AB7074
3.00%, 11/01/42	1,603,569	1,625,722
Pool# AB6786
3.50%, 11/01/42	777,316	810,686
Pool# AL2677
3.50%, 11/01/42	307,697	321,220

34

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# MA1273
3.50%, 12/01/42	$521,540	$544,048
Pool# AR4210
3.50%, 01/01/43	404,074	421,487
Pool# AB7779
3.00%, 02/01/43	551,464	558,960
Pool# AB9188
3.00%, 04/01/43	268,033	271,656
Pool# AR8213
3.50%, 04/01/43	438,010	457,393
Pool# AB9236
3.00%, 05/01/43	166,664	169,001
Pool# AB9237
3.00%, 05/01/43	737,156	747,111
Pool# AB9238
3.00%, 05/01/43	1,018,904	1,032,720
Pool# AT4137
3.00%, 05/01/43	493,965	500,507
Pool# AB9362
3.50%, 05/01/43	824,898	863,859
Pool# AT4145
3.00%, 06/01/43	367,622	372,533
Pool# AT5897
3.00%, 06/01/43	401,477	406,851
Pool# AB9814
3.00%, 07/01/43	1,018,968	1,032,656
Pool# AR7426
3.00%, 07/01/43	1,098,127	1,112,760
Pool# AS0021
3.00%, 07/01/43	3,479,271	3,525,696
Pool# AS0044
3.00%, 07/01/43	1,109,382	1,124,132
Pool# AU1628
3.00%, 07/01/43	2,678,130	2,713,993
Pool# AS0203
3.00%, 08/01/43	436,328	442,153
Pool# AS0255
4.50%, 08/01/43	432,393	468,934
Pool# AU4959
3.00%, 10/01/43	309,093	313,256
Pool# AU9550
3.00%, 10/01/43	882,928	894,582
Pool# AL6951
3.50%, 10/01/43	755,207	787,747
Pool# AS3161
4.00%, 08/01/44	1,116,028	1,191,313
Pool# AS3655
4.50%, 10/01/44	1,831,841	1,996,198
Pool# AS3946
4.00%, 12/01/44	1,023,460	1,101,123
Pool# AS4375
4.00%, 02/01/45	359,311	388,351

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AS4418
4.00%, 02/01/45	$535,674	$578,964
Pool# AX9524
4.00%, 02/01/45	731,604	791,299
Pool# AY1312
3.50%, 03/01/45	1,534,411	1,605,502
Pool# AY3376
3.50%, 04/01/45	3,193,298	3,326,203
Pool# AS4921
3.50%, 05/01/45	1,026,602	1,071,789
Pool# AS5012
4.00%, 05/01/45	965,218	1,043,227
Pool# AL6928
4.00%, 06/01/45	153,957	164,881
Pool# AS5386
4.00%, 07/01/45	1,564,496	1,670,674
Pool# AZ2323
4.00%, 07/01/45	526,215	562,641
Pool# AS5696
3.50%, 08/01/45	2,967,805	3,091,326
Pool# AS5666
4.00%, 08/01/45	918,347	978,407
Pool# AS5668
4.00%, 08/01/45	943,405	1,007,433
Pool# AZ5682
4.00%, 08/01/45	436,665	466,892
Pool# AS5823
3.50%, 09/01/45	937,236	976,244
Pool# AS5775
4.00%, 09/01/45	1,116,546	1,190,260
Pool# AS5776
4.00%, 09/01/45	1,404,900	1,496,781
Pool# AZ2947
4.00%, 09/01/45	759,569	809,244
Pool# FN AS5892
3.50%, 10/01/45	1,444,235	1,504,345
Pool# MA2414
3.50%, 10/01/45	1,413,004	1,471,813
Pool# AS6020
4.00%, 10/01/45	1,317,597	1,404,584
Pool# MA2436
4.50%, 10/01/45	165,074	179,911
Federal National Mortgage Association Pool TBA
2.50%, 11/25/30	6,847,000	6,970,032
3.00%, 11/25/30	3,421,598	3,559,104
3.50%, 11/25/30	2,837,000	2,995,251
4.00%, 11/25/30	324,000	338,485
2.50%, 11/25/45	150,000	146,432
3.00%, 11/25/45	3,282,000	3,316,461
3.50%, 11/25/45	7,277,000	7,573,083
4.00%, 11/25/45	2,535,000	2,698,388
4.50%, 11/25/45	4,070,000	4,409,654
5.00%, 11/25/45	1,694,000	1,867,106
5.50%, 11/25/45	448,000	500,542

35

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool
Pool# 279461
9.00%, 11/15/19	$327	$333
Pool# 376510
7.00%, 05/15/24	1,481	1,634
Pool# 457801
7.00%, 08/15/28	2,419	2,580
Pool# 486936
6.50%, 02/15/29	1,759	2,078
Pool# 502969
6.00%, 03/15/29	5,202	5,945
Pool# 487053
7.00%, 03/15/29	2,080	2,308
Pool# 781014
6.00%, 04/15/29	4,278	4,962
Pool# 509099
7.00%, 06/15/29	2,752	2,851
Pool# 470643
7.00%, 07/15/29	10,833	11,604
Pool# 434505
7.50%, 08/15/29	117	132
Pool# 416538
7.00%, 10/15/29	217	217
Pool# 524269
8.00%, 11/15/29	5,712	5,811
Pool# 781124
7.00%, 12/15/29	11,046	13,171
Pool# 507396
7.50%, 09/15/30	36,663	38,245
Pool# 531352
7.50%, 09/15/30	3,342	3,614
Pool# 536334
7.50%, 10/15/30	151	156
Pool# 540659
7.00%, 01/15/31	689	705
Pool# 486019
7.50%, 01/15/31	1,519	1,749
Pool# 535388
7.50%, 01/15/31	473	484
Pool# 537406
7.50%, 02/15/31	343	350
Pool# 528589
6.50%, 03/15/31	27,963	32,091
Pool# 508473
7.50%, 04/15/31	4,912	5,409
Pool# 544470
8.00%, 04/15/31	2,420	2,458
Pool# 781287
7.00%, 05/15/31	5,392	6,408
Pool# 549742
7.00%, 07/15/31	3,618	4,047
Pool# 781319
7.00%, 07/15/31	1,697	2,042

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 485879
7.00%, 08/15/31	$8,691	$10,052
Pool# 572554
6.50%, 09/15/31	48,330	55,463
Pool# 555125
7.00%, 09/15/31	611	624
Pool# 781328
7.00%, 09/15/31	5,349	6,428
Pool# 550991
6.50%, 10/15/31	955	1,096
Pool# 571267
7.00%, 10/15/31	933	1,076
Pool# 574837
7.50%, 11/15/31	1,874	1,935
Pool# 555171
6.50%, 12/15/31	1,068	1,226
Pool# 781380
7.50%, 12/15/31	1,628	2,008
Pool# 781481
7.50%, 01/15/32	8,207	10,137
Pool# 580972
6.50%, 02/15/32	320	368
Pool# 781401
7.50%, 02/15/32	4,389	5,406
Pool# 781916
6.50%, 03/15/32	89,133	105,432
Pool# 552474
7.00%, 03/15/32	6,117	7,184
Pool# 781478
7.50%, 03/15/32	3,091	3,831
Pool# 781429
8.00%, 03/15/32	5,172	6,433
Pool# 781431
7.00%, 04/15/32	19,778	24,227
Pool# 568715
7.00%, 05/15/32	33,582	35,593
Pool# 552616
7.00%, 06/15/32	33,422	38,454
Pool# 570022
7.00%, 07/15/32	22,514	25,332
Pool# 583645
8.00%, 07/15/32	4,638	5,026
Pool# 595077
6.00%, 10/15/32	9,573	11,110
Pool# 596657
7.00%, 10/15/32	3,703	3,868
Pool# 552903
6.50%, 11/15/32	150,933	173,693
Pool# 552952
6.00%, 12/15/32	11,325	13,096
Pool# 588192
6.00%, 02/15/33	7,495	8,668

36

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 602102
6.00%, 02/15/33	$12,483	$14,081
Pool# 553144
5.50%, 04/15/33	39,201	44,810
Pool# 604243
6.00%, 04/15/33	17,456	19,783
Pool# 611526
6.00%, 05/15/33	7,114	8,024
Pool# 553320
6.00%, 06/15/33	34,435	39,960
Pool# 573916
6.00%, 11/15/33	27,909	31,481
Pool# 604788
6.50%, 11/15/33	99,939	115,386
Pool# 604875
6.00%, 12/15/33	39,219	45,519
Pool# 781688
6.00%, 12/15/33	49,800	57,678
Pool# 781690
6.00%, 12/15/33	20,023	23,235
Pool# 781699
7.00%, 12/15/33	8,584	10,214
Pool# 621856
6.00%, 01/15/34	27,361	30,864
Pool# 564799
6.00%, 03/15/34	99,843	115,871
Pool# 630038
6.50%, 08/15/34	69,657	79,939
Pool# 781804
6.00%, 09/15/34	55,121	63,783
Pool# 781847
6.00%, 12/15/34	49,345	57,100
Pool# 486921
5.50%, 02/15/35	17,768	20,190
Pool# 781902
6.00%, 02/15/35	45,675	51,908
Pool# 649510
5.50%, 10/15/35	284,693	322,319
Pool# 649513
5.50%, 10/15/35	558,834	632,085
Pool# 652207
5.50%, 03/15/36	124,270	139,528
Pool# 652539
5.00%, 05/15/36	27,824	31,082
Pool# 655519
5.00%, 05/15/36	39,361	43,232
Pool# 606308
5.50%, 05/15/36	42,403	47,777
Pool# 606314
5.50%, 05/15/36	9,853	11,011
Pool# 656666
6.00%, 06/15/36	77,741	90,080

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 657912
6.50%, 08/15/36	$5,504	$6,316
Pool# 704630
5.50%, 07/15/39	76,323	85,533
Pool# 742235
4.00%, 12/15/40	146,752	156,392
Pool# 755655
4.00%, 12/15/40	91,847	99,822
Pool# 755656
4.00%, 12/15/40	127,670	138,984
Pool# 756631
4.00%, 12/15/40	42,565	46,337
Pool# 757038
4.00%, 12/15/40	320,198	348,691
Pool# 757039
4.00%, 12/15/40	465,659	505,593
Pool# 757043
4.00%, 12/15/40	76,563	83,353
Pool# 757044
4.00%, 12/15/40	126,989	137,889
Pool# 690662
4.00%, 01/15/41	106,916	113,932
Pool# 719486
4.00%, 01/15/41	70,200	76,240
Pool# 742244
4.00%, 01/15/41	352,485	382,809
Pool# 753826
4.00%, 01/15/41	115,145	125,112
Pool# 755959
4.00%, 01/15/41	281,079	305,870
Pool# 757555
4.00%, 02/15/41	52,493	57,145
Pool# 757557
4.00%, 02/15/41	73,415	78,232
Pool# AA6307
3.50%, 04/15/43	490,751	514,737
Pool# AB3946
3.50%, 04/15/43	224,539	235,519
Pool# AD6012
3.50%, 04/15/43	517,259	542,547
Pool# AD7471
3.50%, 04/15/43	545,544	572,257
Pool# AD7472
3.50%, 04/15/43	277,043	290,786
Pool# AD9472
3.50%, 04/15/43	285,661	299,851
Pool# AA6403
3.00%, 05/15/43	1,278,983	1,309,867
Government National Mortgage Association I Pool TBA
3.00%, 11/15/45	500,000	509,644
Government National Mortgage Association II Pool
Pool# G23851
5.50%, 05/20/36	360,600	406,170

37

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool (continued)
Pool# G24559
5.00%, 10/20/39	$635,410	$705,845
Pool# G24715
5.00%, 06/20/40	597,682	664,322
Pool# G24747
5.00%, 07/20/40	343,874	382,215
Pool# G24771
4.50%, 08/20/40	1,030,026	1,121,672
Pool# G24834
4.50%, 10/20/40	2,498,636	2,726,345
Pool# 737727
4.00%, 12/20/40	1,509,651	1,640,495
Pool# 737730
4.00%, 12/20/40	433,784	471,501
Pool# G24923
4.50%, 01/20/41	363,488	395,831
Pool# G24978
4.50%, 03/20/41	56,536	61,689
Pool# G25017
4.50%, 04/20/41	654,803	713,068
Pool# G25082
4.50%, 06/20/41	1,057,230	1,153,587
Pool# G25175
4.50%, 09/20/41	732,004	798,721
Pool# G2675523
3.50%, 03/20/42	642,259	674,922
Pool# G2MA0392
3.50%, 09/20/42	2,360,009	2,480,040
Pool# G2MA0534
3.50%, 11/20/42	1,340,690	1,408,879
Pool# G2MA0852
3.50%, 03/20/43	1,498,956	1,574,966
Pool# G2MA0934
3.50%, 04/20/43	1,786,638	1,877,098
Pool# G2AF1001
3.50%, 06/20/43	424,591	447,452
Pool# G2 MA1376
4.00%, 10/20/43	1,792,673	1,913,302
Pool# G2 MA2372
4.00%, 11/20/44	4,283,244	4,560,245
Pool# G2 MA2522
4.00%, 01/20/45	6,660,884	7,091,649
Pool# G2 MA2824
2.50%, 05/20/45	544,180	533,926
Pool# G2 MA2891
3.00%, 06/20/45	3,293,371	3,368,534
Pool# G2 MA3034
3.50%, 08/20/45	436,028	457,534
Pool# G2 AO1103
3.50%, 09/20/45	830,870	873,303
Pool# G2 MA3105
3.50%, 09/20/45	1,129,462	1,185,207

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool TBA
3.00%, 11/15/45	$9,967,000	$10,180,356
3.50%, 11/15/45	11,054,000	11,581,872
4.00%, 11/15/45	751,000	799,228

Total U.S. Government Mortgage Backed Agencies (cost $284,289,650)		287,278,553

U.S. Government Sponsored & Agency Obligations 2.6%
Federal Farm Credit Bank
4.88%, 01/17/17	375,000	394,572
Federal Home Loan Banks
4.88%, 05/17/17	605,000	643,709
5.50%, 07/15/36	300,000	398,456
Federal Home Loan Mortgage Corp.
1.00%, 09/29/17	1,200,000	1,203,911
0.88%, 03/07/18	4,000,000	3,994,916
1.20%, 10/29/18	1,500,000	1,495,365
3.75%, 03/27/19	1,475,000	1,596,962
1.38%, 05/01/20	1,500,000	1,491,781
2.38%, 01/13/22	1,000,000	1,023,607
6.75%, 09/15/29	388,000	561,938
6.75%, 03/15/31	400,000	584,976
6.25%, 07/15/32	365,000	518,384
Federal National Mortgage Association
5.38%, 06/12/17	1,805,000	1,938,622
0.88%, 12/20/17	2,500,000	2,501,568
0.88%, 05/21/18	1,714,000	1,709,029
1.50%, 06/22/20	2,000,000	1,993,894
2.63%, 09/06/24	1,500,000	1,534,938
6.25%, 05/15/29	500,000	689,720
Financing Corp. (FICO)
9.80%, 11/30/17	12,000	14,170
Tennessee Valley Authority
6.25%, 12/15/17	35,000	38,893
4.50%, 04/01/18	1,865,000	2,018,920
4.88%, 01/15/48	300,000	337,268

Total U.S. Government Sponsored & Agency Obligations (cost $25,743,537)		26,685,599

U.S. Treasury Bonds 6.0%
U.S. Treasury Bonds
8.13%, 08/15/19	1,500,000	1,879,921
8.50%, 02/15/20	700,000	906,801
8.13%, 05/15/21	3,800,000	5,098,186
6.25%, 08/15/23	869,000	1,139,057
7.50%, 11/15/24	1,000,000	1,448,320
4.50%, 02/15/36	100,000	129,988
4.50%, 08/15/39	1,685,000	2,186,968
4.38%, 11/15/39	280,000	357,022
4.38%, 05/15/40	550,000	701,093

38

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Bonds (continued)
3.88%, 08/15/40	$1,600,000	$1,892,667
4.25%, 11/15/40	2,100,000	2,629,484
4.75%, 02/15/41	2,000,000	2,692,838
4.38%, 05/15/41	1,000,000	1,279,935
3.75%, 08/15/41	2,500,000	2,912,013
3.13%, 11/15/41	4,800,000	5,027,501
3.13%, 02/15/43	1,000,000	1,039,766
2.88%, 05/15/43	2,250,000	2,224,805
3.63%, 08/15/43	2,000,000	2,285,052
3.75%, 11/15/43	1,850,000	2,161,851
3.63%, 02/15/44	1,000,000	1,141,523
3.38%, 05/15/44	1,700,000	1,850,411
3.13%, 08/15/44	5,900,000	6,119,639
3.00%, 11/15/44	2,000,000	2,022,760
2.50%, 02/15/45	8,600,000	7,832,605
3.00%, 05/15/45	800,000	809,448
2.88%, 08/15/45	2,750,000	2,717,209

Total U.S. Treasury Bonds (cost $57,705,492)		60,486,863

U.S. Treasury Notes 30.4%
U.S. Treasury Notes
2.75%, 11/30/16	1,000,000	1,024,310
0.63%, 12/31/16	4,500,000	4,506,444
0.63%, 02/15/17	42,000,000	42,043,218
4.63%, 02/15/17	3,060,000	3,219,056
0.88%, 02/28/17	3,000,000	3,012,696
3.00%, 02/28/17	1,845,000	1,904,507
4.50%, 05/15/17	3,595,000	3,807,612
0.63%, 05/31/17	2,000,000	1,999,402
2.75%, 05/31/17	4,335,000	4,478,428
0.75%, 06/30/17	1,090,000	1,091,603
2.50%, 06/30/17	2,360,000	2,430,953
0.63%, 08/31/17	5,000,000	4,992,120
1.88%, 09/30/17	1,500,000	1,532,265
0.88%, 10/15/17	3,000,000	3,006,954
0.75%, 10/31/17	3,000,000	2,999,142
1.88%, 10/31/17	1,800,000	1,839,609
0.88%, 11/15/17	3,500,000	3,505,467
4.25%, 11/15/17	6,415,000	6,861,792
0.75%, 12/31/17	2,000,000	1,996,822
0.88%, 01/31/18	5,500,000	5,503,009
1.00%, 02/15/18	12,000,000	12,033,744
2.75%, 02/28/18	1,000,000	1,043,021
1.00%, 03/15/18	1,000,000	1,002,435
2.88%, 03/31/18	2,000,000	2,095,000
0.63%, 04/30/18	3,000,000	2,976,876
1.00%, 05/31/18	2,500,000	2,502,540
1.38%, 06/30/18	1,200,000	1,212,625
1.00%, 09/15/18	7,000,000	6,994,351
1.25%, 10/31/18	4,650,000	4,676,519
1.25%, 11/30/18	2,000,000	2,010,260

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
1.38%, 12/31/18	$4,000,000	$4,031,876
1.25%, 01/31/19	2,000,000	2,006,666
1.38%, 02/28/19	6,000,000	6,040,470
1.50%, 02/28/19	5,000,000	5,053,905
1.50%, 03/31/19	2,000,000	2,020,990
1.63%, 04/30/19	4,000,000	4,054,688
1.13%, 05/31/19	2,000,000	1,991,536
1.50%, 05/31/19	1,000,000	1,008,776
1.00%, 06/30/19	1,000,000	990,664
1.63%, 06/30/19	2,000,000	2,024,792
1.00%, 08/31/19	2,000,000	1,976,302
1.63%, 08/31/19	2,500,000	2,529,102
1.75%, 09/30/19	3,000,000	3,047,109
1.50%, 10/31/19	7,000,000	7,036,638
3.38%, 11/15/19	2,370,000	2,556,822
1.50%, 11/30/19	5,000,000	5,023,570
1.13%, 12/31/19	4,000,000	3,955,104
1.63%, 12/31/19	1,500,000	1,513,281
3.63%, 02/15/20	2,610,000	2,847,891
1.25%, 02/29/20	2,100,000	2,082,965
1.38%, 02/29/20	6,000,000	5,986,872
1.38%, 03/31/20	2,500,000	2,491,145
1.13%, 04/30/20	1,500,000	1,478,243
3.50%, 05/15/20	2,000,000	2,175,338
1.50%, 05/31/20	4,500,000	4,507,970
1.63%, 07/31/20	4,600,000	4,625,636
2.63%, 08/15/20	2,925,000	3,071,972
1.38%, 08/31/20	1,000,000	994,505
1.38%, 10/31/20	4,500,000	4,467,042
1.75%, 10/31/20	700,000	706,289
2.63%, 11/15/20	5,360,000	5,628,976
2.00%, 11/30/20	1,500,000	1,530,937
3.63%, 02/15/21	2,500,000	2,752,442
3.13%, 05/15/21	750,000	807,226
2.13%, 06/30/21	300,000	307,031
2.25%, 07/31/21	1,200,000	1,236,094
2.13%, 09/30/21	6,800,000	6,943,616
1.88%, 11/30/21	2,600,000	2,613,949
1.50%, 01/31/22	10,000,000	9,813,540
2.00%, 02/15/22	1,500,000	1,518,242
1.75%, 03/31/22	4,000,000	3,978,124
1.75%, 04/30/22	2,000,000	1,987,604
1.75%, 05/15/22	2,000,000	1,986,980
2.13%, 06/30/22	1,500,000	1,525,040
2.00%, 07/31/22	1,500,000	1,512,188
1.63%, 08/15/22	1,200,000	1,180,907
1.75%, 09/30/22	5,000,000	4,955,470
1.75%, 05/15/23	2,000,000	1,968,490
2.50%, 08/15/23	3,800,000	3,943,192
2.75%, 11/15/23	3,000,000	3,166,953
2.75%, 02/15/24	1,500,000	1,581,523
2.50%, 05/15/24	500,000	516,745
2.25%, 11/15/24	3,160,000	3,193,904

39

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
2.00%, 02/15/25	$6,645,000	$6,568,077
2.13%, 05/15/25	1,300,000	1,297,258
2.00%, 08/15/25	4,600,000	4,538,815

Total U.S. Treasury Notes (cost $304,821,849)		307,654,262

Yankee Dollars 0.3%
Banks 0.0%†
Bank of Montreal, 1.40%, 04/10/18	165,000	163,944
Westpac Banking Corp., 4.63%, 06/01/18	103,000	109,388

		273,332

Chemicals 0.0%†
Agrium, Inc.
3.15%, 10/01/22	50,000	48,547
6.13%, 01/15/41	100,000	109,962
Potash Corp. of Saskatchewan, Inc., 5.88%, 12/01/36	125,000	141,170

		299,679

Electric Utilities 0.0%†
Hydro Quebec, 8.40%, 01/15/22	153,000	200,016

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	250,000	260,332
TransCanada PipeLines Ltd., 5.85%, 03/15/36	150,000	161,953

		422,285

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	64,979

Oil, Gas & Consumable Fuels 0.1%
Encana Corp., 6.50%, 08/15/34	250,000	226,860
Nexen, Inc.
5.88%, 03/10/35	92,000	103,175
6.40%, 05/15/37	250,000	291,984
Petro-Canada, 5.95%, 05/15/35	189,000	211,981
Statoil ASA, 6.80%, 01/15/28	225,000	287,805
Suncor Energy, Inc., 3.60%, 12/01/24	120,000	119,461
Talisman Energy, Inc., 7.25%, 10/15/27	92,000	93,454

		1,334,720

Yankee Dollars (continued)

	Principal Amount	Market Value

Road & Rail 0.1%
Canadian National Railway Co.
6.90%, 07/15/28	$168,000	$225,192
6.20%, 06/01/36	64,000	82,132
Canadian Pacific Railway Co.,
2.90%, 02/01/25	250,000	238,592

		545,916

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	107,215

Total Yankee Dollars (cost $3,019,101)		3,248,142

Mutual Funds 4.5%

	Shares

Money Market Fund 4.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (f)(g)	45,345,995	45,345,995

Total Mutual Funds (cost $45,345,995)		45,345,995

Repurchase Agreement 0.1%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $1,416,866, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $1,445,196. (g)(h)	$1,416,859	1,416,859

Total Repurchase Agreement (cost $1,416,859)		1,416,859

Total Investments (cost $1,035,876,162) (i) — 104.0%		1,051,339,266

Liabilities in excess of other assets — (4.0)%		(40,349,141)

NET ASSETS — 100.0%		$1,010,990,125

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2015. The maturity date represents the actual maturity date.

40

Statement of Investments (Continued)

October 31, 2015

Nationwide Bond Index Fund (Continued)

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $5,304,704 which represents 0.52% of net assets.

(c)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $1,470,054.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2015.

(e)	Investment in affiliate.

(f)	Represents 7-day effective yield as of October 31, 2015.

(g)	Security or a portion of this security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $1,502,636.

(h)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ACES	Alternative Credit Enhancement Services

AG	Stock Corporation

AGM	Assured Guaranty Municipal Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

COP	Certificates of Participation

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NATL	National Public Finance Guarantee Corporation

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

41

Statement of Assets and Liabilities

October 31, 2015

Nationwide Bond Index Fund
Assets:
Investments in affiliate, at value (cost $43,854)	$76,875
Investments in non-affiliates, at value* (cost $1,034,415,449)	1,049,845,532
Repurchase agreement, at value (cost $1,416,859)	1,416,859

Total Investments, at value (total cost $1,035,876,162)	1,051,339,266

Cash	50,187,579
Interest and dividends receivable	5,659,298
Security lending income receivable	951
Receivable for investments sold	8,190,320
Receivable for capital shares issued	487,301
Reclaims receivable	635
Prepaid expenses	18,233

Total Assets	1,115,883,583

Liabilities:
Payable for investments purchased	102,926,149
Distributions payable	26,025
Payable for capital shares redeemed	85,471
Payable upon return of securities loaned (Note 2)	1,502,636
Accrued expenses and other payables:
Investment advisory fees	166,428
Fund administration fees	27,367
Distribution fees	46,405
Administrative servicing fees	41,691
Accounting and transfer agent fees	4,180
Trustee fees	2,512
Custodian fees	3,210
Compliance program costs (Note 3)	396
Professional fees	53,532
Printing fees	6,549
Other	907

Total Liabilities	104,893,458

Net Assets	$1,010,990,125

Represented by:
Capital	$990,940,767
Accumulated distributions in excess of net investment income	(17,787)
Accumulated net realized gains from affiliated and non-affiliated investments	4,604,041
Net unrealized appreciation/(depreciation) from investments in affiliate	33,021
Net unrealized appreciation/(depreciation) from investments in non-affiliates	15,430,083

Net Assets	$1,010,990,125

Net Assets:
Class A Shares	$206,342,539
Class C Shares	1,603,592
Institutional Class Shares	803,043,994

Total	$1,010,990,125

*	Includes value of securities on loan of $1,470,054 (Note 2).

42

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Bond Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	18,528,822
Class C Shares	144,007
Institutional Class Shares	72,252,030

Total	90,924,859

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.14
Class C Shares (b)	$11.14
Institutional Class Shares	$11.11
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.40

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

43

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$22,514,880
Dividend income from non-affiliates	106,511
Income from securities lending (Note 2)	6,470
Interest income from affiliate	5,063

Total Income	22,632,924

EXPENSES:
Investment advisory fees	1,917,498
Fund administration fees	311,806
Distribution fees Class A	536,113
Distribution fees Class C	13,256
Administrative servicing fees Class A	344,723
Administrative servicing fees Class C	1,159
Registration and filing fees	29,293
Professional fees	64,211
Printing fees	13,646
Trustee fees	27,326
Custodian fees	36,797
Accounting and transfer agent fees	43,146
Compliance program costs (Note 3)	4,226
Other	23,435

Total Expenses	3,366,635

NET INVESTMENT INCOME	19,266,289

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	6,032,256
Net change in unrealized appreciation/(depreciation) from investments in affiliate	(906)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(11,085,283)
Net change in unrealized appreciation/(depreciation) from TBA Sale Commitments	355

Net change in unrealized appreciation/(depreciation) from investments in affiliate, non-affiliates and TBA Sale Commitments	(11,085,834)

Net realized/unrealized losses from affiliated and non-affiliated investments and TBA Sale Commitments	(5,053,578)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,212,711

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$19,266,289	$19,607,520
Net realized gains from non-affiliated investments	6,032,256	10,929,972
Net change in unrealized appreciation/(depreciation) from investments in affiliate, non-affiliates and TBA Sale Commitments	(11,085,834)	1,592,632

Change in net assets resulting from operations	14,212,711	32,130,124

Distributions to Shareholders From:
Net investment income:
Class A	(3,808,165)	(3,324,965)
Class B (a)	–	(600)
Class C	(14,444)	(8,348)
Institutional Class	(16,777,750)	(17,534,653)
Net realized gains:
Class A	(2,307,524)	(3,118,871)
Class B (a)	–	(2,129)
Class C	(7,757)	(9,773)
Institutional Class	(7,368,767)	(13,387,543)

Change in net assets from shareholder distributions	(30,284,407)	(37,386,882)

Change in net assets from capital transactions	150,814,698	(79,081,381)

Change in net assets	134,743,002	(84,338,139)

Net Assets:
Beginning of year	876,247,123	960,585,262

End of year	$1,010,990,125	$876,247,123

Accumulated distributions in excess of net investment income at end of year	$(17,787)	$(19,029)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$51,062,622	$147,867,288
Proceeds from shares issued from class conversion	–	112,662
Dividends reinvested	5,737,872	6,124,814
Cost of shares redeemed	(53,896,072)	(125,182,736)

Total Class A Shares	2,904,422	28,922,028

Class B Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	–	1,606
Cost of shares redeemed in class conversion	–	(112,662)
Cost of shares redeemed	–	(11,677)

Total Class B Shares	–	(122,733)

Class C Shares
Proceeds from shares issued	1,202,383	239,062
Dividends reinvested	17,578	14,678
Cost of shares redeemed	(220,085)	(197,595)

Total Class C Shares	999,876	56,145

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.

45

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$247,938,959	$36,803,965
Dividends reinvested	24,146,498	30,922,134
Cost of shares redeemed	(125,175,057)	(175,662,920)

Total Institutional Class Shares	146,910,400	(107,936,821)

Change in net assets from capital transactions	$150,814,698	$(79,081,381)

SHARE TRANSACTIONS:
Class A Shares
Issued	4,542,310	13,101,751
Issued in class conversion	–	10,134
Reinvested	510,381	551,236
Redeemed	(4,804,730)	(11,139,045)

Total Class A Shares	247,961	2,524,076

Class B Shares (a)
Issued	–	–
Reinvested	–	145
Redeemed in class conversion	–	(10,134)
Redeemed	–	(1,049)

Total Class B Shares	–	(11,038)

Class C Shares
Issued	106,970	21,281
Reinvested	1,565	1,321
Redeemed	(19,647)	(17,563)

Total Class C Shares	88,888	5,039

Institutional Class Shares
Issued	22,021,917	3,287,644
Reinvested	2,152,931	2,783,051
Redeemed	(11,193,453)	(15,798,317)

Total Institutional Class Shares	12,981,395	(9,727,622)

Total change in shares	13,318,244	(7,209,545)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.

The accompanying notes are an integral part of these financial statements.

46

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$11.31	0.18	(0.03)	0.15	(0.20)	(0.12)	(0.32)	$11.14	1.36%		$206,342,539	0.66%	1.64%	0.66%	297.27%
Year Ended October 31, 2014 (d)	$11.34	0.22	0.18	0.40	(0.24)	(0.19)	(0.43)	$11.31	3.64%		$206,721,780	0.66%	1.96%	0.66%	227.55%
Year Ended October 31, 2013 (d)	$11.91	0.22	(0.43)	(0.21)	(0.26)	(0.10)	(0.36)	$11.34	(1.82%	)	$178,667,547	0.66%	1.91%	0.66%	195.99%
Year Ended October 31, 2012 (d)	$11.75	0.26	0.28	0.54	(0.29)	(0.09)	(0.38)	$11.91	4.64%		$186,993,992	0.68%	2.19%	0.69%	159.60%
Year Ended October 31, 2011 (d)	$11.59	0.31	0.18	0.49	(0.33)	–	(0.33)	$11.75	4.36%		$203,110,754	0.67%	2.69%	0.69%	117.95%

Class C Shares
Year Ended October 31, 2015 (d)	$11.31	0.11	(0.04)	0.07	(0.12)	(0.12)	(0.24)	$11.14	0.68%		$1,603,592	1.34%	0.95%	1.34%	297.27%
Year Ended October 31, 2014 (d)	$11.35	0.15	0.16	0.31	(0.16)	(0.19)	(0.35)	$11.31	2.89%		$623,307	1.31%	1.31%	1.31%	227.55%
Year Ended October 31, 2013 (d)	$11.92	0.15	(0.43)	(0.28)	(0.19)	(0.10)	(0.29)	$11.35	(2.43%	)	$568,238	1.28%	1.31%	1.28%	195.99%
Year Ended October 31, 2012 (d)	$11.76	0.18	0.29	0.47	(0.22)	(0.09)	(0.31)	$11.92	4.01%		$637,007	1.28%	1.55%	1.29%	159.60%
Year Ended October 31, 2011 (d)	$11.60	0.24	0.18	0.42	(0.26)	–	(0.26)	$11.76	3.72%		$197,162	1.28%	2.10%	1.30%	117.95%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$11.29	0.23	(0.04)	0.19	(0.25)	(0.12)	(0.37)	$11.11	1.69%		$803,043,994	0.25%	2.05%	0.25%	297.27%
Year Ended October 31, 2014 (d)	$11.32	0.26	0.18	0.44	(0.28)	(0.19)	(0.47)	$11.29	4.06%		$668,902,036	0.26%	2.37%	0.26%	227.55%
Year Ended October 31, 2013 (d)	$11.90	0.26	(0.44)	(0.18)	(0.30)	(0.10)	(0.40)	$11.32	(1.53%	)	$781,224,314	0.28%	2.29%	0.28%	195.99%
Year Ended October 31, 2012 (d)	$11.73	0.30	0.30	0.60	(0.34)	(0.09)	(0.43)	$11.90	5.15%		$1,171,787,835	0.29%	2.59%	0.29%	159.60%
Year Ended October 31, 2011 (d)	$11.58	0.35	0.18	0.53	(0.38)	–	(0.38)	$11.73	4.68%		$1,102,711,963	0.28%	3.08%	0.30%	117.95%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

47

Fund Commentary	Nationwide International Index Fund

For the annual period ended October 31, 2015, the Nationwide International Index Fund (Institutional Class) registered -1.36% versus -0.07% for its benchmark, the MSCI EAFE® Index.* For broader comparison, the median return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 404 funds as of October 31, 2015) was -1.15% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the latter part of 2014, economic growth strengthened in the United States, while the broader global economy showed signs of slowing. In Europe, most developed economies again struggled with sluggish activity, and equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. The continuation of the Russia-Ukraine conflict and a Russian currency crisis, as well as Greece’s failure to successfully elect a new president, drove volatility higher. In the eurozone, inflation rates continued to be dangerously low. Another round of policy easing from the European Central Bank (“ECB”) gave international equities a much-needed boost, but the significant depreciation of the euro and other currencies versus the U.S. dollar resulted in negative returns in the MSCI EAFE Index.

Also at the end of 2014, the divergence in global central bank policies became a major theme in equity markets and the strong appreciation in the U.S. dollar pressured commodity prices. Oil prices in particular plunged as a global supply-and-demand imbalance materialized. While lower prices were harmful to economies that rely heavily on oil exports, most developed markets derived a boost in consumer spending, a positive for equity markets.

At the outset of 2015, two trends dominated markets. The first was the outperformance of European equities, a complete reversal from 2014. The second was the major shift toward monetary policy easing, with over 20 central banks around the world now having eased in some way, shape or form. Some, such as Denmark’s central bank, did it more than once. Clearly, the ECB sat at the top of the class in terms of both headlines and effect, which was part of the reason for the big outperformance of European equities. The weaker euro combined with falling oil prices and economic data beating depressed expectations was a boon for risk assets across the eurozone and the surrounding countries.

The first quarter also saw strong performance from Japanese equities, which was driven largely by increased domestic demand. Japan’s finance leaders effectively encouraged retail investors to take more risk with the introduction of new tax-efficient investment vehicles. In the institutional arena, the Government Pension Investment Fund shifted away from Japanese government bonds toward equities and foreign bonds. Unlike Europe, the recovery in Japanese stocks was accompanied by ongoing earnings growth. The reform of corporate governance policies also helped stock prices move higher.

Equity market performance continued to vary by region in the second quarter. April was a positive month for international markets, driven largely by a strong rally in Europe, where the economic landscape and company fundamentals broadly continued to improve with the support of the ECB’s large asset purchase program. In Japan, equities continued to benefit from stronger earnings growth, a weak yen and optimism around structural reform.

However, global sentiment shifted mid-quarter as the severity of Greece’s debt troubles dominated headlines. Investors shied away from risky assets as the Greek government’s negotiations with the Troika (i.e., the European Commission, ECB and International Monetary Fund) became increasingly erratic leading up to the June 30 expiration of the bailout package. Equity markets experienced a brief but notable spike in volatility when failure to strike a deal resulted in the Greek government putting the Troika’s proposal to a public vote.

Developed equity markets experienced significant negative performance in the third quarter of 2015, driven primarily by weaker global growth expectations. The quarter started strong with

48

Fund Commentary (con’t)	Nationwide International Index Fund

developed markets outperforming in July amid better-than-expected macroeconomic data broadly across Europe and Asia. Also adding to the positive performance was a new Greek bailout plan that alleviated uncertainty that had loomed over the euro area in the second quarter. A positive start to the second-quarter corporate earnings season added to the tailwind.

In August, however, developed markets took a sharp downturn as investors began to sell risk assets due mainly to downward revisions to global growth expectations. Volatility increased, specifically due to disappointing macro data in the eurozone, Asia and United States. China’s economic deceleration in particular weighed on commodity prices and stocks with high exposure to Chinese demand. A significant selloff in the Chinese equity market spread across all developed areas despite continued Chinese government intervention. As a result, European equities sold off into correction territory.

In September, the downward pressure continued when the Fed decided to keep rates unchanged while highlighting risks to global growth given macro developments. Weak eurozone consumer confidence and Japanese inflation figures contributed to underperformance. Specific to sector performance, the auto industry was impacted by the Volkswagen emissions scandal which spread more broadly to auto companies globally. A bright spot for markets, however, was the ECB’s confirmation that stimulus will continue until 2016 “or beyond,” if needed, and Japan’s pledge to follow through with a proposed corporate tax cut.

From a sector perspective, consumer staples stocks (+9.96%) was the strongest contributor to the MSCI EAFE Index, followed by consumer discretionary (+9.15%) and information technology (+6.99%). The worst-performing sectors included energy (-20.80%), materials (-12.13%) and utilities (-4.34%).

Futures had minimal to no impact on performance across all of Nationwide’s portfolios. No other derivatives are used.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

*The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

49

Fund Overview	Nationwide International Index Fund

Asset Allocation†

Common Stocks	97.6%
Repurchase Agreement	1.2%
Preferred Stocks	0.4%
Mutual Fund	0.1%
Right††	0.0%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries†††

Banks	12.5%
Pharmaceuticals	9.5%
Insurance	5.7%
Oil, Gas & Consumable Fuels	4.4%
Automobiles	4.0%
Diversified Telecommunication Services	3.6%
Chemicals	3.4%
Food Products	3.3%
Beverages	2.6%
Machinery	2.2%
Other Industries*	48.8%
100.0%

Top Holdings†††

Nestle SA	1.9%
Novartis AG	1.6%
Roche Holding AG	1.5%
Toyota Motor Corp.	1.3%
HSBC Holdings PLC	1.2%
Sanofi	0.9%
British American Tobacco PLC	0.9%
Bayer AG	0.9%
BP PLC	0.9%
GlaxoSmithKline PLC	0.8%
Other Holdings*	88.1%
100.0%

Top Countries†††

Japan	22.6%
United Kingdom	18.3%
France	9.9%
Switzerland	9.7%
Germany	9.0%
Australia	6.4%
Netherlands	3.4%
Spain	3.3%
Hong Kong	2.9%
Sweden	2.8%
Other Countries*	11.7%
100.0%

Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

50

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(1.78)%	4.09%	3.45%
	w/SC2	(7.46)%	2.88%	2.84%
Class C3	w/o SC1	(2.41)%	3.45%	2.82%
	w/SC4	(3.36)%	N/A	N/A
Class R5,6,7		(2.11)%	3.96%	3.35%
Institutional Class[5]		(1.36)%	4.52%	3.87%
MSCI EAFE® Index		(0.07)%	4.81%	4.05%
CPI		0.17%	1.69%	1.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]

These returns until the creation of Class C shares (02/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for SCs (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[7]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.70%
Class C	1.38%
Class R	1.05%
Institutional Class	0.30%

^	Current effective prospectus dated March 1, 2015 (as revised May 14, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

51

Fund Performance (con’t.)	Nationwide International Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide International Index Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

52

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Index Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	930.90	3.46	0.71
	Hypothetical(a)(b)		1,000.00	1,021.63	3.62	0.71
Class C Shares	Actual	(a)	1,000.00	928.50	6.71	1.38
	Hypothetical(a)(b)		1,000.00	1,018.25	7.02	1.38
Class R Shares	Actual	(a)	1,000.00	929.20	4.77	0.98
	Hypothetical(a)(b)		1,000.00	1,020.27	4.99	0.98
Institutional Class Shares	Actual	(a)	1,000.00	933.20	1.51	0.31
	Hypothetical(a)(b)		1,000.00	1,023.64	1.58	0.31

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

53

Statement of Investments

October 31, 2015

Nationwide International Index Fund

Common Stocks 97.6%

	Shares	Market Value

AUSTRALIA 6.3%
Airlines 0.0%†
Qantas Airways Ltd.*	76,291	$214,892

Banks 2.2%
Australia & New Zealand Banking Group Ltd.	384,302	7,432,518
Bank of Queensland Ltd.	47,505	440,400
Bendigo & Adelaide Bank Ltd.	60,878	461,830
Commonwealth Bank of Australia	234,023	12,706,977
National Australia Bank Ltd.	362,760	7,746,616
Westpac Banking Corp.	431,582	9,613,067
Westpac Banking Corp.*	18,764	407,439

		38,808,847

Beverages 0.1%
Coca-Cola Amatil Ltd.	78,490	507,928
Treasury Wine Estates Ltd.	104,108	521,066

		1,028,994

Biotechnology 0.3%
CSL Ltd.	64,648	4,297,172

Capital Markets 0.2%
Macquarie Group Ltd.	42,825	2,593,006
Platinum Asset Management Ltd.	32,780	171,865

		2,764,871

Chemicals 0.1%
Incitec Pivot Ltd.	227,363	634,921
Orica Ltd. (a)	50,373	589,283

		1,224,204

Commercial Services & Supplies 0.1%
Brambles Ltd.	216,754	1,596,172

Construction & Engineering 0.0%†
CIMIC Group Ltd.	14,708	288,324

Construction Materials 0.0%†
Boral Ltd.	104,859	401,108

Containers & Packaging 0.1%
Amcor Ltd.	162,495	1,569,508

Diversified Financial Services 0.0%†
ASX Ltd.	26,027	760,868

Diversified Telecommunication Services 0.1%
Telstra Corp., Ltd.	580,309	2,223,538
TPG Telecom Ltd.	36,631	287,110

		2,510,648

Electric Utilities 0.0%†
AusNet Services	238,266	244,374

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	29,376	135,526

Food & Staples Retailing 0.4%
Wesfarmers Ltd.	153,996	4,306,390
Woolworths Ltd.	179,754	3,079,406

		7,385,796

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Gas Utilities 0.1%
APA Group	153,354	$999,130

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd.	7,953	501,940

Health Care Providers & Services 0.1%
Healthscope Ltd.	160,524	307,318
Ramsay Health Care Ltd.	18,168	798,622
Sonic Healthcare Ltd.	51,877	709,502

		1,815,442

Hotels, Restaurants & Leisure 0.1%
Aristocrat Leisure Ltd.	73,916	487,914
Crown Resorts Ltd.	46,906	380,151
Flight Centre Travel Group Ltd. (a)	7,812	210,171
Tabcorp Holdings Ltd.	108,283	361,890
Tatts Group Ltd.	191,397	537,391

		1,977,517

Information Technology Services 0.0%†
Computershare Ltd.	67,488	517,258

Insurance 0.4%
AMP Ltd.	410,321	1,664,184
Insurance Australia Group Ltd.	321,741	1,278,875
Medibank Pvt Ltd.	378,235	634,544
QBE Insurance Group Ltd.	185,323	1,734,760
Suncorp Group Ltd.	178,259	1,655,948

		6,968,311

Media 0.0%†
REA Group Ltd.	7,038	239,193

Metals & Mining 0.8%
Alumina Ltd.	335,730	257,573
BHP Billiton Ltd.	444,257	7,286,145
BHP Billiton PLC	286,206	4,574,728
Fortescue Metals Group Ltd. (a)	204,746	302,541
Iluka Resources Ltd.	59,178	268,354
Newcrest Mining Ltd.*	103,034	897,556
South32 Ltd.*	742,607	768,980

		14,355,877

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	78,270	219,904

Multi-Utilities 0.1%
AGL Energy Ltd.	92,525	1,097,222

Oil, Gas & Consumable Fuels 0.3%
Caltex Australia Ltd.	36,210	810,607
Origin Energy Ltd.	235,964	916,910
Santos Ltd.	133,647	551,713
Woodside Petroleum Ltd.	101,752	2,134,041

		4,413,271

Professional Services 0.0%†
Seek Ltd.	44,905	407,932

54

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) 0.5%
BGP Holdings PLC* (b)	1,554,139	$0
Dexus Property Group	126,221	692,874
Federation Centres	519,937	1,074,067
Goodman Group	240,254	1,030,778
GPT Group (The)	229,147	776,081
Mirvac Group	525,399	671,590
Scentre Group	728,728	2,137,455
Stockland	307,608	882,851
Westfield Corp.	272,744	1,978,791

		9,244,487

Real Estate Management & Development 0.0%†
Lend Lease Group	75,168	691,357

Road & Rail 0.1%
Asciano Ltd.	129,980	756,940
Aurizon Holdings Ltd.	284,518	1,043,189

		1,800,129

Transportation Infrastructure 0.2%
Sydney Airport	152,641	697,586
Transurban Group	262,661	1,946,330

		2,643,916

		111,124,190

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG*	40,702	1,193,538
Raiffeisen Bank International AG*	15,700	247,743

		1,441,281

Machinery 0.0%†
Andritz AG	10,232	514,078

Metals & Mining 0.1%
voestalpine AG	15,441	558,287

Oil, Gas & Consumable Fuels 0.0%†
OMV AG	19,520	519,774

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (b)	52,445	0

		3,033,420

BELGIUM 1.3%
Banks 0.1%
KBC Groep NV	35,233	2,142,226

Beverages 0.8%
Anheuser-Busch InBev NV	110,843	13,226,297

Chemicals 0.1%
Solvay SA	8,185	924,669
Umicore SA	12,887	547,157

		1,471,826

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Diversified Financial Services 0.0%†
Groupe Bruxelles Lambert SA	11,059	$897,656

Diversified Telecommunication Services 0.0%†
Proximus SADP	20,924	724,071

Food & Staples Retailing 0.1%
Colruyt SA	9,237	456,891
Delhaize Group	14,193	1,316,952

		1,773,843

Insurance 0.1%
Ageas	27,549	1,214,851

Media 0.0%†
Telenet Group Holding NV*	6,966	405,165

Pharmaceuticals 0.1%
UCB SA	17,376	1,501,946

		23,357,881

BERMUDA 0.0%†
Energy Equipment & Services 0.0%†
Seadrill Ltd.* (a)	49,586	318,868

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta PLC	53,455	432,137

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	284,166	252,950

DENMARK 1.7%
Banks 0.2%
Danske Bank A/S	96,867	2,665,166

Beverages 0.1%
Carlsberg A/S, Class B	14,785	1,211,323

Chemicals 0.1%
Novozymes A/S, Class B	33,435	1,549,950

Commercial Services & Supplies 0.0%†
ISS A/S	20,379	716,857

Diversified Telecommunication Services 0.0%†
TDC A/S	108,210	565,710

Electrical Equipment 0.1%
Vestas Wind Systems A/S	30,372	1,770,815

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	14,718	1,055,638
William Demant Holding A/S*	2,569	223,189

		1,278,827

Insurance 0.0%†
Tryg A/S	22,225	399,411

Marine 0.1%
AP Moeller — Maersk A/S, Class A	530	759,961

55

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Marine (continued)
AP Moeller — Maersk A/S, Class B	963	$1,421,215

		2,181,176

Pharmaceuticals 0.8%
Novo Nordisk A/S, Class B	269,998	14,337,840

Road & Rail 0.1%
DSV A/S	24,111	978,407

Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	15,732	1,815,433

		29,470,915

FINLAND 0.9%
Auto Components 0.0%†
Nokian Renkaat OYJ	15,662	590,874

Communications Equipment 0.2%
Nokia OYJ	504,635	3,753,910

Diversified Telecommunication Services 0.1%
Elisa OYJ	19,698	742,147

Electric Utilities 0.1%
Fortum OYJ	61,675	924,872

Insurance 0.2%
Sampo OYJ, Class A	61,467	3,004,358

Machinery 0.2%
Kone OYJ, Class B	47,668	2,033,064
Metso OYJ	15,487	379,155
Wartsila OYJ Abp	20,872	891,046

		3,303,265

Oil, Gas & Consumable Fuels 0.0%†
Neste OYJ	16,903	412,137

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	77,766	721,373
UPM-Kymmene OYJ	73,736	1,380,409

		2,101,782

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,417	479,221

		15,312,566

FRANCE 9.8%
Aerospace & Defense 0.6%
Airbus Group SE	82,771	5,763,781
Safran SA	40,052	3,042,112
Thales SA	13,880	1,003,403
Zodiac Aerospace	25,856	652,263

		10,461,559

Air Freight & Logistics 0.0%†
Bollore SA	118,031	583,477

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Auto Components 0.2%
Cie Generale des Etablissements Michelin	25,647	$2,551,255
Valeo SA	10,903	1,683,699

		4,234,954

Automobiles 0.2%
Peugeot SA*	59,356	1,042,855
Renault SA	26,548	2,501,461

		3,544,316

Banks 0.9%
BNP Paribas SA	145,088	8,791,924
Credit Agricole SA	145,078	1,832,406
Natixis SA	125,263	766,795
Societe Generale SA	98,520	4,575,587

		15,966,712

Beverages 0.2%
Pernod Ricard SA	29,341	3,452,534
Remy Cointreau SA	3,914	271,889

		3,724,423

Building Products 0.2%
Cie de Saint-Gobain	65,528	2,743,070

Chemicals 0.4%
Air Liquide SA	48,245	6,241,310
Arkema SA	8,582	627,161

		6,868,471

Commercial Services & Supplies 0.1%
Edenred	27,113	497,819
Societe BIC SA	4,012	639,343

		1,137,162

Communications Equipment 0.1%
Alcatel-Lucent*	377,437	1,532,144

Construction & Engineering 0.3%
Bouygues SA	27,667	1,045,730
Vinci SA	66,774	4,495,644

		5,541,374

Construction Materials 0.0%†
Imerys SA	4,678	320,118

Diversified Financial Services 0.1%
Eurazeo SA	5,491	386,639
Wendel SA	4,324	518,344

		904,983

Diversified Telecommunication Services 0.5%
Iliad SA	3,487	732,324
Orange SA	281,414	4,961,804
Vivendi SA	157,795	3,796,045

		9,490,173

56

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Electric Utilities 0.0%†
Electricite de France SA	35,295	$656,047

Electrical Equipment 0.4%
Alstom SA*	33,652	1,095,378
Legrand SA	36,401	1,994,922
Schneider Electric SE	76,187	4,595,229

		7,685,529

Electronic Equipment, Instruments & Components 0.1%
Ingenico Group	7,478	881,294

Energy Equipment & Services 0.0%†
Technip SA	13,928	725,784

Food & Staples Retailing 0.2%
Carrefour SA	74,821	2,438,115
Casino Guichard Perrachon SA	7,797	447,975

		2,886,090

Food Products 0.3%
Danone SA	79,614	5,533,176

Health Care Equipment & Supplies 0.2%
Essilor International SA	28,207	3,702,548

Hotels, Restaurants & Leisure 0.1%
Accor SA	28,781	1,429,249
Sodexo SA	12,950	1,151,147

		2,580,396

Information Technology Services 0.2%
Atos SE	11,846	943,019
Cap Gemini SA	21,323	1,895,957

		2,838,976

Insurance 0.5%
AXA SA	268,062	7,154,069
CNP Assurances	22,507	321,045
SCOR SE	20,728	770,723

		8,245,837

Media 0.2%
Eutelsat Communications SA	26,258	865,451
JCDecaux SA	8,908	361,825
Lagardere SCA	15,603	453,976
Numericable-SFR SAS*	13,171	595,145
Publicis Groupe SA	26,097	1,690,439

		3,966,836

Multi-Utilities 0.3%
Engie SA	200,706	3,512,515
Suez Environnement Co.	40,242	764,109
Veolia Environnement SA	65,977	1,532,661

		5,809,285

Oil, Gas & Consumable Fuels 0.8%
TOTAL SA	298,517	14,435,935

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Personal Products 0.4%
L’Oreal SA	34,231	$6,240,471

Pharmaceuticals 0.9%
Sanofi	162,181	16,360,148

Professional Services 0.1%
Bureau Veritas SA	36,389	821,878

Real Estate Investment Trusts (REITs) 0.4%
Fonciere des Regions	4,041	380,361
Gecina SA	5,481	699,072
ICADE	4,938	364,906
Klepierre	26,184	1,240,068
Unibail-Rodamco SE	13,552	3,771,940

		6,456,347

Software 0.1%
Dassault Systemes	17,421	1,374,309

Textiles, Apparel & Luxury Goods 0.7%
Christian Dior SE	7,557	1,485,268
Hermes International	3,623	1,393,578
Kering	10,252	1,896,051
LVMH Moet Hennessy Louis Vuitton SE	38,954	7,252,044

		12,026,941

Trading Companies & Distributors 0.0%†
Rexel SA	36,238	494,569

Transportation Infrastructure 0.1%
Aeroports de Paris	3,985	500,612
Groupe Eurotunnel SE REG	62,281	871,822

		1,372,434

		172,147,766

GERMANY 8.5%
Air Freight & Logistics 0.2%
Deutsche Post AG REG	134,361	3,991,376

Airlines 0.0%†
Deutsche Lufthansa AG REG*	34,068	503,108

Auto Components 0.2%
Continental AG	15,064	3,617,312

Automobiles 1.0%
Bayerische Motoren Werke AG	45,498	4,660,287
Daimler AG REG	133,103	11,541,862
Volkswagen AG	4,859	672,833

		16,874,982

Banks 0.1%
Commerzbank AG*	146,049	1,606,207

Capital Markets 0.3%
Deutsche Bank AG REG	193,244	5,408,665

Chemicals 1.0%
BASF SE	127,064	10,409,572
Evonik Industries AG	19,051	691,742

57

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Chemicals (continued)
K+S AG REG	29,293	$739,452
LANXESS AG	12,226	656,081
Linde AG	25,465	4,417,043
Symrise AG	17,152	1,128,887

		18,042,777

Construction Materials 0.1%
HeidelbergCement AG	19,528	1,454,241

Diversified Financial Services 0.1%
Deutsche Boerse AG	26,293	2,424,331

Diversified Telecommunication Services 0.5%
Deutsche Telekom AG REG	434,456	8,138,053
Telefonica Deutschland Holding AG	80,662	519,274

		8,657,327

Electrical Equipment 0.0%†
OSRAM Licht AG	11,459	673,379

Food & Staples Retailing 0.0%†
METRO AG	27,547	847,503

Health Care Providers & Services 0.4%
Fresenius Medical Care AG & Co. KGaA	29,685	2,671,874
Fresenius SE & Co. KGaA	52,153	3,832,327

		6,504,201

Hotels, Restaurants & Leisure 0.1%
TUI AG	71,504	1,329,668

Household Products 0.1%
Henkel AG & Co. KGaA	14,258	1,316,053

Industrial Conglomerates 0.6%
Siemens AG REG	109,615	11,010,182

Insurance 0.9%
Allianz SE REG	63,000	11,029,271
Hannover Rueck SE	8,506	983,380
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	22,736	4,533,420

		16,546,071

Internet Software & Services 0.1%
United Internet AG REG	17,156	890,789

Machinery 0.1%
GEA Group AG	24,974	1,000,849
MAN SE	4,781	498,191

		1,499,040

Media 0.1%
Axel Springer SE	5,446	306,064
Kabel Deutschland Holding AG	3,086	392,563
ProSiebenSat.1 Media SE	29,632	1,601,183

		2,299,810

Metals & Mining 0.1%
ThyssenKrupp AG	50,470	1,016,966

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Multi-Utilities 0.2%
E.ON SE	270,427	$2,852,776
RWE AG	65,663	912,536

		3,765,312

Personal Products 0.1%
Beiersdorf AG	14,123	1,341,344

Pharmaceuticals 1.0%
Bayer AG REG	113,948	15,193,308
Merck KGaA	17,946	1,752,041

		16,945,349

Real Estate Management & Development 0.2%
Deutsche Wohnen AG — Bearer Shares	45,844	1,292,304
Vonovia SE	63,482	2,116,105

		3,408,409

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	153,389	1,889,434

Software 0.6%
SAP SE	136,168	10,734,817

Textiles, Apparel & Luxury Goods 0.2%
adidas AG	28,821	2,582,894
HUGO BOSS AG	9,176	943,534

		3,526,428

Trading Companies & Distributors 0.1%
Brenntag AG	20,738	1,252,229

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,937	313,019

		149,690,329

HONG KONG 2.9%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	152,000	301,469

Banks 0.2%
Bank of East Asia Ltd. (The)	168,350	629,031
BOC Hong Kong Holdings Ltd.	501,600	1,603,959
Hang Seng Bank Ltd.	106,300	1,950,163

		4,183,153

Diversified Financial Services 0.2%
First Pacific Co., Ltd.	330,750	226,326
Hong Kong Exchanges and Clearing Ltd.	152,000	3,977,666

		4,203,992

Diversified Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	376,420	451,183
PCCW Ltd.	548,000	295,066

		746,249

58

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	86,500	$802,459
CLP Holdings Ltd.	259,500	2,255,969
Power Assets Holdings Ltd.	200,300	1,992,266

		5,050,694

Food Products 0.0%†
WH Group Ltd.* (c)	804,000	443,365

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	950,030	1,926,219

Hotels, Restaurants & Leisure 0.1%
Galaxy Entertainment Group Ltd.	318,000	1,086,250
Shangri-La Asia Ltd.	159,333	145,816
SJM Holdings Ltd.	278,000	230,788

		1,462,854

Household Durables 0.0%†
Techtronic Industries Co. Ltd.	183,500	670,817

Industrial Conglomerates 0.3%
CK Hutchison Holdings Ltd.	376,886	5,160,889
NWS Holdings Ltd.	201,645	303,064

		5,463,953

Insurance 0.6%
AIA Group Ltd.	1,667,400	9,776,519

Real Estate Investment Trusts (REITs) 0.1%
Link REIT	306,051	1,828,558

Real Estate Management & Development 0.7%
Cheung Kong Property Holdings Ltd.	367,386	2,570,652
Hang Lung Properties Ltd.	306,000	748,728
Henderson Land Development Co., Ltd.	158,967	1,015,283
Hysan Development Co., Ltd.	88,673	393,312
Kerry Properties Ltd.	85,000	251,612
New World Development Co., Ltd.	715,829	763,508
Sino Land Co., Ltd.	406,200	626,970
Sun Hung Kai Properties Ltd.	241,700	3,228,581
Swire Pacific Ltd., Class A	81,000	935,837
Swire Properties Ltd.	161,400	484,467
Wharf Holdings Ltd. (The)	187,270	1,114,339
Wheelock & Co., Ltd.	128,000	596,623

		12,729,912

Road & Rail 0.1%
MTR Corp., Ltd.	197,714	895,695

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	34,300	243,552

Textiles, Apparel & Luxury Goods 0.1%
Li & Fung Ltd.	795,200	644,639
Yue Yuen Industrial Holdings Ltd.	103,000	375,750

		1,020,389

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Trading Companies & Distributors 0.0%†
Noble Group Ltd.(a)	593,014	$212,916

		51,160,306

IRELAND 0.9%
Airlines 0.0%†
Ryanair Holdings PLC	25,753	382,310

Banks 0.1%
Bank of Ireland*	3,780,572	1,405,706

Construction Materials 0.2%
CRH PLC	111,604	3,054,693
James Hardie Industries PLC	61,975	802,272

		3,856,965

Food Products 0.1%
Kerry Group PLC, Class A	21,361	1,732,476

Pharmaceuticals 0.4%
Shire PLC	82,570	6,253,099

Professional Services 0.1%
Experian PLC	135,602	2,310,668

		15,941,224

ISRAEL 0.6%
Banks 0.1%
Bank Hapoalim BM	144,065	749,911
Bank Leumi Le-Israel BM*	176,976	671,515
Mizrahi Tefahot Bank Ltd.	18,702	227,294

		1,648,720

Chemicals 0.0%†
Israel Chemicals Ltd.	64,782	359,201
Israel Corp., Ltd. (The)	345	88,999

		448,200

Diversified Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	256,036	548,682

Oil, Gas & Consumable Fuels 0.0%†
Delek Group Ltd.	608	146,341

Pharmaceuticals 0.4%
Teva Pharmaceutical Industries Ltd.	118,548	7,038,552

Real Estate Management & Development 0.0%†
Azrieli Group	4,958	194,308

Software 0.0%†
NICE-Systems Ltd.	7,901	488,335

		10,513,138

ITALY 2.2%
Aerospace & Defense 0.1%
Finmeccanica SpA*	54,315	710,044

59

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Banks 0.7%
Banca Monte dei Paschi di Siena SpA*	311,069	$571,039
Banco Popolare SC*	50,865	760,086
Intesa Sanpaolo SpA	1,759,327	6,120,797
Intesa Sanpaolo SpA — RSP	124,329	396,661
UniCredit SpA	651,969	4,209,806
Unione di Banche Italiane SpA	117,697	880,579

		12,938,968

Capital Markets 0.1%
Mediobanca SpA	81,541	820,039

Diversified Financial Services 0.0%†
EXOR SpA	13,202	654,741

Diversified Telecommunication Services 0.2%
Telecom Italia SpA*	1,375,778	1,919,324
Telecom Italia SpA — RSP	824,283	926,418

		2,845,742

Electric Utilities 0.3%
Enel SpA	961,029	4,431,628
Terna Rete Elettrica Nazionale SpA	201,799	1,026,411

		5,458,039

Electrical Equipment 0.0%†
Prysmian SpA	27,346	590,545

Energy Equipment & Services 0.0%†
Saipem SpA* (a)	34,214	321,433

Gas Utilities 0.1%
Snam SpA	289,520	1,498,265

Independent Power and Renewable Electricity Producers 0.0%†
Enel Green Power SpA	248,533	525,440

Insurance 0.2%
Assicurazioni Generali SpA	163,875	3,104,869
UnipolSai SpA	192,291	463,601

		3,568,470

Oil, Gas & Consumable Fuels 0.3%
Eni SpA	350,897	5,730,237

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	23,443	1,643,363

Transportation Infrastructure 0.1%
Atlantia SpA	57,558	1,593,974

		38,899,300

JAPAN 22.5%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	46,300	911,384

Airlines 0.1%
ANA Holdings, Inc.	163,000	486,750
Japan Airlines Co., Ltd.	16,574	624,395

		1,111,145

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Auto Components 0.7%
Aisin Seiki Co., Ltd.	26,000	$1,031,914
Bridgestone Corp.	89,700	3,289,381
Denso Corp.	66,100	3,081,760
Koito Manufacturing Co., Ltd.	14,000	530,331
NGK Spark Plug Co., Ltd.	23,900	583,280
NHK Spring Co., Ltd.	20,400	207,630
NOK Corp.	13,600	319,595
Stanley Electric Co., Ltd.	20,100	383,922
Sumitomo Electric Industries Ltd.	102,900	1,404,375
Sumitomo Rubber Industries Ltd.	22,900	340,603
Toyoda Gosei Co., Ltd.	9,600	220,052
Toyota Industries Corp.	22,300	1,171,860
Yokohama Rubber Co., Ltd. (The)	15,000	288,355

		12,853,058

Automobiles 2.5%
Daihatsu Motor Co., Ltd.	27,000	330,742
Fuji Heavy Industries Ltd.	79,600	3,078,420
Honda Motor Co., Ltd.	225,500	7,459,641
Isuzu Motors Ltd.	81,900	956,553
Mazda Motor Corp.	73,660	1,445,893
Mitsubishi Motors Corp.	85,699	759,063
Nissan Motor Co., Ltd.	338,700	3,511,040
Suzuki Motor Corp.	49,700	1,627,350
Toyota Motor Corp.	376,800	23,084,440
Yamaha Motor Co., Ltd.	37,300	836,358

		43,089,500

Banks 2.1%
Aozora Bank Ltd.	155,000	566,534
Bank of Kyoto Ltd. (The)	45,000	454,478
Bank of Yokohama Ltd. (The)	159,000	992,337
Chiba Bank Ltd. (The)	95,300	695,217
Chugoku Bank Ltd. (The)	20,300	287,779
Fukuoka Financial Group, Inc.	108,600	571,470
Gunma Bank Ltd. (The)	54,000	339,914
Hachijuni Bank Ltd. (The)	58,000	395,487
Hiroshima Bank Ltd. (The)	71,000	394,303
Hokuhoku Financial Group, Inc.	170,000	377,438
Iyo Bank Ltd. (The)	34,000	365,574
Joyo Bank Ltd. (The)	75,000	389,559
Mitsubishi UFJ Financial Group, Inc.	1,759,884	11,382,110
Mizuho Financial Group, Inc.	3,258,319	6,711,632
Resona Holdings, Inc.	300,101	1,587,933
Seven Bank Ltd.	88,900	405,078
Shinsei Bank Ltd.	300,000	629,032
Shizuoka Bank Ltd. (The)	72,000	722,287
Sumitomo Mitsui Financial Group, Inc.	177,205	7,069,358
Sumitomo Mitsui Trust Holdings, Inc.	451,769	1,734,138
Suruga Bank Ltd.	25,000	492,175
Yamaguchi Financial Group, Inc. (a)	28,000	344,389

		36,908,222

60

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Beverages 0.2%
Asahi Group Holdings Ltd.	52,700	$1,625,594
Kirin Holdings Co., Ltd.	114,000	1,614,619
Suntory Beverage & Food Ltd.	19,300	780,447

		4,020,660

Building Products 0.2%
Asahi Glass Co., Ltd.	149,600	856,534
Daikin Industries Ltd.	32,100	2,062,456
LIXIL Group Corp.	35,200	753,634
TOTO Ltd.	19,100	647,593

		4,320,217

Capital Markets 0.3%
Daiwa Securities Group, Inc.	227,200	1,553,496
Nomura Holdings, Inc.	494,000	3,107,431
SBI Holdings, Inc.	27,170	307,519

		4,968,446

Chemicals 0.8%
Air Water, Inc.	20,000	327,255
Asahi Kasei Corp.	168,200	1,032,182
Daicel Corp.	38,000	502,147
Hitachi Chemical Co., Ltd.	15,600	246,599
JSR Corp.	24,800	391,674
Kaneka Corp.	41,500	367,991
Kansai Paint Co., Ltd.	31,000	472,558
Kuraray Co., Ltd.	47,100	580,926
Mitsubishi Chemical Holdings Corp.	182,700	1,138,505
Mitsubishi Gas Chemical Co., Inc.	53,000	295,495
Mitsui Chemicals, Inc.	104,100	393,618
Nippon Paint Holdings Co., Ltd.	20,100	424,553
Nitto Denko Corp.	24,110	1,546,040
Shin-Etsu Chemical Co., Ltd.	56,800	3,377,849
Sumitomo Chemical Co., Ltd.	204,200	1,169,700
Taiyo Nippon Sanso Corp. (a)	22,000	226,767
Teijin Ltd.	124,800	440,550
Toray Industries, Inc.	203,300	1,773,630

		14,708,039

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	75,700	782,896
Park24 Co., Ltd. (a)	13,900	291,324
Secom Co., Ltd.	28,400	1,894,424
Toppan Printing Co., Ltd.	76,000	681,528

		3,650,172

Construction & Engineering 0.2%
JGC Corp.	28,000	444,415
Kajima Corp.	117,800	674,109
Obayashi Corp.	89,500	784,921
Shimizu Corp.	82,000	717,959
Taisei Corp.	137,000	890,296

		3,511,700

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction Materials 0.0%†
Taiheiyo Cement Corp.	154,000	$507,696

Consumer Finance 0.1%
Acom Co., Ltd.*	56,600	309,873
AEON Financial Service Co., Ltd.	12,700	317,316
Credit Saison Co., Ltd.	21,300	437,280

		1,064,469

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	21,600	417,383

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,400	252,007

Diversified Financial Services 0.3%
Japan Exchange Group, Inc.	84,000	1,351,641
Mitsubishi UFJ Lease & Finance Co., Ltd.	63,500	333,296
ORIX Corp.	181,500	2,650,586

		4,335,523

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	105,708	3,875,403

Electric Utilities 0.4%
Chubu Electric Power Co., Inc.	90,200	1,387,546
Chugoku Electric Power Co., Inc. (The)	41,500	627,127
Hokuriku Electric Power Co.	22,700	338,590
Kansai Electric Power Co., Inc. (The)*	97,400	1,247,960
Kyushu Electric Power Co., Inc.*	59,200	714,469
Shikoku Electric Power Co., Inc.	22,600	383,682
Tohoku Electric Power Co., Inc.	61,900	869,103
Tokyo Electric Power Co., Inc.*	196,000	1,337,001

		6,905,478

Electrical Equipment 0.3%
Fuji Electric Co., Ltd.	75,200	335,509
Mabuchi Motor Co., Ltd.	5,800	286,980
Mitsubishi Electric Corp.	263,600	2,745,326
Nidec Corp.	31,900	2,403,860

		5,771,675

Electronic Equipment, Instruments & Components 1.1%
Alps Electric Co., Ltd.	23,500	729,421
Citizen Holdings Co., Ltd.	36,200	274,378
Hamamatsu Photonics KK	19,200	488,752
Hirose Electric Co., Ltd.	4,200	508,351
Hitachi High-Technologies Corp.	8,300	223,213
Hitachi Ltd.	687,300	3,964,892
Ibiden Co., Ltd.	16,200	223,222
Keyence Corp.	6,268	3,263,174
Kyocera Corp.	44,000	1,990,325
Murata Manufacturing Co., Ltd.	28,600	4,071,251
Nippon Electric Glass Co., Ltd.	60,000	293,602
Omron Corp.	26,800	887,425

61

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)
Shimadzu Corp.	36,000	$558,450
TDK Corp.	17,000	1,082,839
Yaskawa Electric Corp.	30,000	355,857
Yokogawa Electric Corp.	28,700	320,587

		19,235,739

Food & Staples Retailing 0.4%
Aeon Co., Ltd.	88,000	1,303,831
FamilyMart Co., Ltd.	7,900	322,926
Lawson, Inc.	8,800	651,841
Seven & i Holdings Co., Ltd.	103,200	4,687,841

		6,966,439

Food Products 0.4%
Ajinomoto Co., Inc.	76,000	1,692,824
Calbee, Inc.	9,500	344,202
Kikkoman Corp.	21,000	657,748
MEIJI Holdings Co., Ltd.	16,598	1,307,918
NH Foods Ltd.	24,000	500,604
Nisshin Seifun Group, Inc.	31,452	480,727
Nissin Foods Holdings Co., Ltd.	8,000	369,825
Toyo Suisan Kaisha Ltd.	11,700	431,119
Yakult Honsha Co., Ltd.	12,100	640,593
Yamazaki Baking Co., Ltd.	15,100	290,805

		6,716,365

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	258,900	1,019,669
Toho Gas Co., Ltd.	56,000	342,964
Tokyo Gas Co., Ltd.	314,400	1,555,922

		2,918,555

Health Care Equipment & Supplies 0.3%
HOYA Corp.	57,400	2,368,713
Olympus Corp.	37,800	1,275,045
Sysmex Corp.	19,900	1,137,460
Terumo Corp.	41,500	1,231,306

		6,012,524

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	22,800	437,199
Medipal Holdings Corp.	16,400	286,214
Miraca Holdings, Inc.	7,900	351,592
Suzuken Co., Ltd.	10,780	412,593

		1,487,598

Health Care Technology 0.0%†
M3, Inc.	25,400	492,306

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd.	9,624	227,620
Oriental Land Co., Ltd.	27,400	1,664,463

		1,892,083

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Household Durables 0.7%
Casio Computer Co., Ltd.	30,000	$565,181
Iida Group Holdings Co., Ltd.	22,500	421,715
Nikon Corp. (a)	48,200	623,538
Panasonic Corp.	302,202	3,545,660
Rinnai Corp.	5,300	420,163
Sekisui Chemical Co., Ltd.	59,000	696,141
Sekisui House Ltd.	79,800	1,328,384
Sharp Corp.* (a)	226,900	248,700
Sony Corp.	171,300	4,869,276

		12,718,758

Household Products 0.1%
Unicharm Corp.	50,100	1,069,949

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co., Ltd.	19,700	649,429

Industrial Conglomerates 0.1%
Keihan Electric Railway Co., Ltd.	73,000	517,669
Seibu Holdings, Inc.	17,000	344,059
Toshiba Corp.*	536,700	1,514,063

		2,375,791

Information Technology Services 0.2%
Fujitsu Ltd.	258,100	1,219,941
Itochu Techno-Solutions Corp.	7,800	170,999
Nomura Research Institute Ltd.	17,380	710,328
NTT Data Corp.	17,400	865,910
Otsuka Corp.	6,300	304,541

		3,271,719

Insurance 0.6%
Dai-ichi Life Insurance Co., Ltd. (The)	146,700	2,537,806
MS&AD Insurance Group Holdings, Inc.	69,155	2,038,733
Sompo Japan Nipponkoa Holdings, Inc.	45,925	1,441,965
Sony Financial Holdings, Inc.	24,400	437,311
T&D Holdings, Inc.	78,900	1,036,803
Tokio Marine Holdings, Inc.	93,600	3,606,567

		11,099,185

Internet & Catalog Retail 0.1%
Rakuten, Inc.	126,700	1,755,199

Internet Software & Services 0.1%
Kakaku.com, Inc.	19,700	367,509
Mixi, Inc.	5,500	210,027
Yahoo Japan Corp.	193,300	819,809

		1,397,345

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	24,449	600,962
Sankyo Co., Ltd.	7,300	281,340
Sega Sammy Holdings, Inc.	24,500	258,005
Shimano, Inc.	10,600	1,670,227
Yamaha Corp.	22,800	565,868

		3,376,402

62

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery 1.2%
Amada Holdings Co., Ltd.	47,000	$419,164
FANUC Corp.	27,900	4,922,717
Hino Motors Ltd.	35,000	400,509
Hitachi Construction Machinery Co., Ltd.	14,600	226,108
IHI Corp.	191,000	538,891
JTEKT Corp.	29,200	503,316
Kawasaki Heavy Industries Ltd.	195,200	783,492
Komatsu Ltd.	127,600	2,097,425
Kubota Corp.	153,100	2,373,274
Kurita Water Industries Ltd.	15,000	338,712
Makita Corp.	16,400	898,602
Minebea Co., Ltd.	45,000	495,621
Mitsubishi Heavy Industries Ltd.	414,200	2,088,178
Nabtesco Corp.	15,200	304,379
NGK Insulators Ltd.	36,000	779,395
NSK Ltd.	66,400	785,311
SMC Corp.	8,000	2,057,936
Sumitomo Heavy Industries Ltd.	75,000	337,951
THK Co., Ltd.	16,300	307,053

		20,658,034

Marine 0.1%
Mitsui OSK Lines Ltd.	151,000	403,233
Nippon Yusen KK	220,400	576,658

		979,891

Media 0.1%
Dentsu, Inc.	29,161	1,639,377
Hakuhodo DY Holdings, Inc.	34,200	359,334
Toho Co., Ltd.	15,400	400,757

		2,399,468

Metals & Mining 0.3%
Hitachi Metals Ltd.	30,000	339,775
JFE Holdings, Inc.	66,500	1,045,415
Kobe Steel Ltd.	424,000	535,416
Maruichi Steel Tube Ltd.	5,900	151,089
Mitsubishi Materials Corp.	156,000	544,180
Nippon Steel & Sumitomo Metal Corp.	104,806	2,124,685
Sumitomo Metal Mining Co., Ltd.	68,000	843,635

		5,584,195

Multiline Retail 0.2%
Don Quijote Holdings Co., Ltd.	16,000	587,747
Isetan Mitsukoshi Holdings Ltd.	48,778	782,487
J. Front Retailing Co., Ltd.	33,600	551,789
Marui Group Co., Ltd.	30,700	396,545
Ryohin Keikaku Co., Ltd.	3,300	662,630
Takashimaya Co., Ltd.	37,000	330,751

		3,311,949

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co., Ltd.	12,000	$196,793
INPEX Corp.	143,200	1,364,983
JX Holdings, Inc.	303,717	1,192,594
Showa Shell Sekiyu KK	21,400	188,886
TonenGeneral Sekiyu KK	39,000	405,197

		3,348,453

Paper & Forest Products 0.0%†
Oji Holdings Corp.	108,000	559,332

Personal Products 0.3%
Kao Corp.	69,100	3,547,549
Kose Corp.	4,100	400,405
Shiseido Co., Ltd.	50,500	1,199,581

		5,147,535

Pharmaceuticals 1.3%
Astellas Pharma, Inc.	292,600	4,246,937
Chugai Pharmaceutical Co., Ltd.	30,600	985,012
Daiichi Sankyo Co., Ltd.	88,500	1,738,056
Eisai Co., Ltd.	36,200	2,264,295
Hisamitsu Pharmaceutical Co., Inc.	6,400	248,063
Kyowa Hakko Kirin Co., Ltd.	30,000	494,491
Mitsubishi Tanabe Pharma Corp.	31,300	529,259
Ono Pharmaceutical Co., Ltd.	11,400	1,561,740
Otsuka Holdings Co., Ltd.	52,900	1,760,534
Santen Pharmaceutical Co., Ltd.	52,000	705,769
Shionogi & Co., Ltd.	40,300	1,652,966
Sumitomo Dainippon Pharma Co., Ltd.	21,900	242,390
Taisho Pharmaceutical Holdings Co., Ltd.	3,670	228,989
Takeda Pharmaceutical Co., Ltd.	110,200	5,381,316

		22,039,817

Professional Services 0.0%†
Recruit Holdings Co., Ltd.	19,000	610,690

Real Estate Investment Trusts (REITs) 0.3%
Japan Prime Realty Investment Corp.	111	361,325
Japan Real Estate Investment Corp.	205	947,609
Japan Retail Fund Investment Corp.	335	648,819
Nippon Building Fund, Inc.	197	935,607
Nippon Prologis REIT, Inc.	206	362,268
Nomura Real Estate Master Fund, Inc.*	487	617,074
United Urban Investment Corp.	335	464,779

		4,337,481

Real Estate Management & Development 0.8%
Aeon Mall Co., Ltd.	15,950	266,807
Daito Trust Construction Co., Ltd.	9,600	1,039,165
Daiwa House Industry Co., Ltd.	80,900	2,123,650
Hulic Co., Ltd.	36,700	342,775
Mitsubishi Estate Co., Ltd.	178,600	3,830,343

63

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Management & Development (continued)
Mitsui Fudosan Co., Ltd.	129,700	$3,529,611
Nomura Real Estate Holdings, Inc.	17,800	380,367
NTT Urban Development Corp.	18,300	181,336
Sumitomo Realty & Development Co., Ltd.	48,000	1,580,562
Tokyo Tatemono Co., Ltd.	27,500	341,697
Tokyu Fudosan Holdings Corp.	71,400	501,881

		14,118,194

Road & Rail 1.0%
Central Japan Railway Co.	19,800	3,611,784
East Japan Railway Co.	47,290	4,496,125
Hankyu Hanshin Holdings, Inc.	151,000	983,634
Keikyu Corp.	65,000	534,681
Keio Corp.	80,400	654,359
Keisei Electric Railway Co., Ltd.	39,000	480,591
Kintetsu Group Holdings Co., Ltd.	249,500	964,588
Nagoya Railroad Co., Ltd.	112,000	462,873
Nippon Express Co., Ltd.	118,500	610,475
Odakyu Electric Railway Co., Ltd.	84,100	822,054
Tobu Railway Co., Ltd.	137,000	662,629
Tokyu Corp.	151,900	1,231,719
West Japan Railway Co.	22,600	1,587,803

		17,103,315

Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	13,300	657,440
Tokyo Electron Ltd.	23,500	1,409,505

		2,066,945

Software 0.2%
COLOPL, Inc.(a)	7,300	119,255
GungHo Online Entertainment, Inc. (a)	49,000	159,584
Konami Holdings Corp.	12,500	284,022
Nexon Co., Ltd.	17,300	239,968
Nintendo Co., Ltd.	15,200	2,429,973
Oracle Corp. Japan	5,400	245,596
Trend Micro, Inc.	14,500	565,086

		4,043,484

Specialty Retail 0.3%
ABC-Mart, Inc.	4,100	228,686
Fast Retailing Co., Ltd.	7,200	2,630,033
Hikari Tsushin, Inc.	2,300	175,027
Nitori Holdings Co., Ltd.	11,500	896,758
Sanrio Co., Ltd.(a)	6,100	162,054
Shimamura Co., Ltd.	3,100	348,165
USS Co., Ltd.	30,600	540,209
Yamada Denki Co., Ltd.	92,800	417,474

		5,398,406

Technology Hardware, Storage & Peripherals 0.6%
Brother Industries Ltd.	32,100	410,285
Canon, Inc.	146,400	4,371,806

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Technology Hardware, Storage & Peripherals (continued)
FUJIFILM Holdings Corp.	63,500	$2,532,937
Konica Minolta, Inc.	66,100	679,139
NEC Corp.	369,000	1,138,358
Ricoh Co., Ltd.	96,100	1,035,756
Seiko Epson Corp.	43,700	667,525

		10,835,806

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	22,400	618,704

Tobacco 0.3%
Japan Tobacco, Inc.	150,600	5,212,535

Trading Companies & Distributors 0.7%
ITOCHU Corp.	217,400	2,720,322
Marubeni Corp.	224,000	1,294,279
Mitsubishi Corp.	196,000	3,563,397
Mitsui & Co., Ltd.	235,200	2,983,021
Sumitomo Corp.	153,800	1,682,154
Toyota Tsusho Corp.	28,800	659,579

		12,902,752

Transportation Infrastructure 0.1%
Japan Airport Terminal Co., Ltd.	5,800	313,687
Kamigumi Co., Ltd.	33,000	283,525
Mitsubishi Logistics Corp.	16,400	235,371

		832,583

Wireless Telecommunication Services 1.0%
KDDI Corp.	243,900	5,901,974
NTT DOCOMO, Inc.	194,900	3,795,772
SoftBank Group Corp.	131,400	7,362,068

		17,059,814

		395,786,946

JERSEY, CHANNEL ISLANDS 0.0%†
Metals & Mining 0.0%†
Randgold Resources Ltd.	11,989	804,065

LUXEMBOURG 0.2%
Energy Equipment & Services 0.1%
Tenaris SA	75,612	952,281

Media 0.1%
RTL Group SA	5,169	447,143
SES SA, FDR	43,387	1,280,149

		1,727,292

Metals & Mining 0.0%†
ArcelorMittal	135,620	757,338

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	9,039	503,893

		3,940,804

64

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
MGM China Holdings Ltd.	129,600	$189,033
Sands China Ltd.	326,700	1,176,432
Wynn Macau Ltd. (a)	219,200	300,925

		1,666,390

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	31,288	350,938

NETHERLANDS 3.4%
Air Freight & Logistics 0.0%†
TNT Express NV	78,094	656,226

Banks 0.5%
ING Groep NV, CVA	534,409	7,777,718

Beverages 0.2%
Heineken Holding NV	14,193	1,133,920
Heineken NV	31,269	2,848,070

		3,981,990

Chemicals 0.2%
Akzo Nobel NV	34,252	2,422,657
Koninklijke DSM NV	24,909	1,327,839

		3,750,496

Construction & Engineering 0.1%
Boskalis Westminster	11,518	559,022
OCI NV*	10,769	303,807

		862,829

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	443,934	1,626,663

Food & Staples Retailing 0.1%
Koninklijke Ahold NV	122,256	2,487,024

Industrial Conglomerates 0.2%
Koninklijke Philips NV	125,628	3,386,775

Insurance 0.2%
Aegon NV	247,079	1,516,191
Delta Lloyd NV	27,689	218,190
NN Group NV	26,456	828,941

		2,563,322

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	28,982	702,628

Media 0.1%
Altice NV, Class A*	36,060	624,541
Altice NV, Class B*	12,020	213,467
Wolters Kluwer NV	40,726	1,376,429

		2,214,437

Oil, Gas & Consumable Fuels 1.3%
Koninklijke Vopak NV	10,033	403,031
Royal Dutch Shell PLC, Class A	536,648	14,010,471

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class B	337,344	$8,833,318

		23,246,820

Professional Services 0.1%
Randstad Holding NV	19,292	1,150,503

Semiconductors & Semiconductor Equipment 0.3%
ASML Holding NV	48,072	4,459,220

Software 0.0%†
Gemalto NV	11,303	707,674

		59,574,325

NEW ZEALAND 0.2%
Construction Materials 0.0%†
Fletcher Building Ltd.	94,289	474,900

Diversified Telecommunication Services 0.1%
Spark New Zealand Ltd.	260,317	590,457

Electric Utilities 0.1%
Contact Energy Ltd.	99,933	350,760
Mighty River Power Ltd. (a)	101,581	192,394

		543,154

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	49,853	265,993

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	181,952	273,404

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	127,755	453,993

		2,601,901

NORWAY 0.5%
Banks 0.1%
DNB ASA	131,822	1,678,353

Chemicals 0.1%
Yara International ASA	24,897	1,130,971

Diversified Telecommunication Services 0.1%
Telenor ASA	104,072	1,960,526

Food Products 0.1%
Orkla ASA	110,770	942,661

Insurance 0.0%†
Gjensidige Forsikring ASA	28,022	426,636

Metals & Mining 0.0%†
Norsk Hydro ASA	179,772	643,904

Oil, Gas & Consumable Fuels 0.1%
Statoil ASA	161,992	2,618,482

		9,401,533

PORTUGAL 0.1%
Banks 0.0%†
Banco Comercial Portugues SA, Class R*	4,601,794	263,791

65

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PORTUGAL (continued)
Electric Utilities 0.1%
EDP — Energias de Portugal SA	322,468	$1,191,674

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	33,716	473,262

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA	51,540	556,373

		2,485,100

SINGAPORE 1.2%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	214,000	504,394

Airlines 0.0%†
Singapore Airlines Ltd.	74,613	574,016

Banks 0.5%
DBS Group Holdings Ltd.	237,750	2,923,148
Oversea-Chinese Banking Corp., Ltd.	411,989	2,648,205
United Overseas Bank Ltd.	177,262	2,573,984

		8,145,337

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	16,226	375,678

Diversified Financial Services 0.0%†
Singapore Exchange Ltd.	112,900	594,010

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,070,403	3,041,286

Food Products 0.1%
Golden Agri-Resources Ltd.	920,771	255,534
Wilmar International Ltd.	260,558	580,620

		836,154

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore PLC	868,217	502,933

Industrial Conglomerates 0.1%
Keppel Corp., Ltd.	202,600	1,019,828
Sembcorp Industries Ltd.	136,243	347,169

		1,366,997

Machinery 0.0%†
Sembcorp Marine Ltd. (a)	117,200	195,022

Media 0.0%†
Singapore Press Holdings Ltd.	200,500	570,221

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	260,506	443,519
CapitaLand Commercial Trust Ltd.	282,000	282,993
CapitaLand Mall Trust	330,800	466,400
Suntec Real Estate Investment Trust	335,000	393,488

		1,586,400

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Real Estate Management & Development 0.1%
CapitaLand Ltd.	360,345	$794,890
City Developments Ltd.	56,099	317,482
Global Logistic Properties Ltd.	427,900	684,385
UOL Group Ltd.	67,213	313,667

		2,110,424

Road & Rail 0.1%
ComfortDelGro Corp., Ltd.	294,620	637,443

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	730,100	404,370

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	87,181	223,647

		21,668,332

SOUTH AFRICA 0.1%
Capital Markets 0.0%†
Investec PLC	74,236	618,401

Paper & Forest Products 0.1%
Mondi PLC	50,385	1,165,111

		1,783,512

SPAIN 3.3%
Banks 1.4%
Banco Bilbao Vizcaya Argentaria SA	887,358	7,634,485
Banco de Sabadell SA	681,842	1,315,480
Banco Popular Espanol SA	246,627	937,698
Banco Santander SA	1,983,029	11,077,592
Bankia SA	656,951	844,251
Bankinter SA	94,111	680,626
CaixaBank SA	365,969	1,401,719

		23,891,851

Biotechnology 0.1%
Grifols SA	21,359	989,242

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	25,097	851,501
Ferrovial SA	61,204	1,544,018

		2,395,519

Diversified Telecommunication Services 0.5%
Telefonica SA	611,007	8,061,227

Electric Utilities 0.4%
Endesa SA	45,225	1,005,587
Iberdrola SA	734,311	5,236,476
Red Electrica Corp. SA	14,160	1,246,574

		7,488,637

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA*	82,873	526,542

66

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Gas Utilities 0.1%
Enagas SA	24,882	$752,389
Gas Natural SDG SA	48,429	1,047,607

		1,799,996

Information Technology Services 0.2%
Amadeus IT Holding SA, Class A	61,124	2,600,005

Insurance 0.0%†
Mapfre SA	147,879	438,722

Machinery 0.0%†
Zardoya Otis SA	23,881	293,640

Oil, Gas & Consumable Fuels 0.1%
Repsol SA	142,907	1,798,967

Specialty Retail 0.3%
Industria de Diseno Textil SA	148,296	5,552,850

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	70,498	1,170,694
Aena SA* (c)	10,039	1,120,411

		2,291,105

		58,128,303

SWEDEN 2.8%
Banks 0.7%
Nordea Bank AB	416,736	4,598,112
Skandinaviska Enskilda Banken AB, Class A	206,394	2,167,319
Svenska Handelsbanken AB, Class A	202,843	2,754,908
Swedbank AB, Class A	124,372	2,849,782

		12,370,121

Building Products 0.2%
Assa Abloy AB, Class B	137,466	2,734,622

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,286	565,129

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B	416,187	4,050,545

Construction & Engineering 0.1%
Skanska AB, Class B	52,240	1,019,359

Diversified Financial Services 0.2%
Industrivarden AB, Class C	21,792	395,546
Investment AB Kinnevik, Class B	31,508	1,004,091
Investor AB, Class B	62,153	2,300,165

		3,699,802

Diversified Telecommunication Services 0.1%
TeliaSonera AB	351,985	1,798,475

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	34,461	1,195,294

Food & Staples Retailing 0.0%†
ICA Gruppen AB(a)	10,956	390,846

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B	27,101	$677,299

Household Durables 0.1%
Electrolux AB Series B	33,204	976,874
Husqvarna AB, Class B	54,120	356,287

		1,333,161

Household Products 0.2%
Svenska Cellulosa AB SCA, Class B	84,713	2,495,135

Machinery 0.5%
Alfa Laval AB	38,417	673,982
Atlas Copco AB, Class A (a)	92,131	2,400,999
Atlas Copco AB, Class B (a)	52,826	1,277,059
Sandvik AB	158,136	1,474,889
SKF AB, Class B	53,780	945,028
Volvo AB, Class B	209,499	2,166,876

		8,938,833

Metals & Mining 0.0%†
Boliden AB	37,383	715,749

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	29,852	432,107

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	132,300	5,142,885

Tobacco 0.1%
Swedish Match AB	28,275	888,845

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	44,534	444,743

		48,892,950

SWITZERLAND 9.6%
Beverages 0.0%†
Coca-Cola HBC AG*	28,173	671,258

Biotechnology 0.1%
Actelion Ltd. REG*	13,927	1,933,266

Building Products 0.1%
Geberit AG REG	5,101	1,646,192

Capital Markets 1.0%
Credit Suisse Group AG REG*	215,306	5,369,997
Julius Baer Group Ltd.*	30,302	1,502,449
Partners Group Holding AG	2,330	843,100
UBS Group AG REG	505,151	10,089,091

		17,804,637

Chemicals 0.5%
EMS-Chemie Holding AG REG	1,162	491,730
Givaudan SA REG*	1,272	2,274,592
Sika AG — Bearer Shares	296	970,748
Syngenta AG REG	12,700	4,266,824

		8,003,894

67

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Construction Materials 0.2%
LafargeHolcim Ltd. REG*	60,803	$3,424,108

Diversified Financial Services 0.0%†
Pargesa Holding SA — Bearer Shares	4,620	292,988

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,554	1,831,074

Electrical Equipment 0.3%
ABB Ltd. REG*	302,918	5,714,759

Energy Equipment & Services 0.0%†
Transocean Ltd. (a)	49,745	761,467

Food Products 2.1%
Aryzta AG*	11,880	534,957
Barry Callebaut AG REG*	294	352,312
Chocoladefabriken Lindt & Spruengli AG	134	817,826
Chocoladefabriken Lindt & Spruengli AG REG	16	1,187,104
Nestle SA REG	444,356	33,937,244

		36,829,443

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG	7,291	994,816

Insurance 0.7%
Baloise Holding AG REG	6,451	773,455
Swiss Life Holding AG REG*	4,376	1,042,757
Swiss Re AG	49,862	4,628,729
Zurich Insurance Group AG*	20,997	5,541,111

		11,986,052

Life Sciences Tools & Services 0.1%
Lonza Group AG REG*	7,240	1,062,686

Machinery 0.1%
Schindler Holding AG REG	2,997	487,799
Schindler Holding AG — Participation Certificate	6,189	1,004,123
Sulzer AG REG	3,461	349,719

		1,841,641

Marine 0.1%
Kuehne + Nagel International AG REG	7,435	1,030,175

Metals & Mining 0.2%
Glencore PLC*	1,685,974	2,910,755

Pharmaceuticals 3.1%
Novartis AG REG	313,541	28,403,282
Roche Holding AG	96,809	26,283,534

		54,686,816

Professional Services 0.2%
Adecco SA REG*	23,718	1,763,086
SGS SA REG	732	1,393,803

		3,156,889

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	8,216	$627,727

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	84,510	582,297

Specialty Retail 0.0%†
Dufry AG REG*	5,506	643,240

Textiles, Apparel & Luxury Goods 0.5%
Cie Financiere Richemont SA REG	70,786	6,069,727
Swatch Group AG (The) REG	6,758	488,210
Swatch Group AG (The) — Bearer Shares	4,179	1,632,065

		8,190,002

Trading Companies & Distributors 0.1%
Wolseley PLC	35,803	2,102,042

		168,728,224

UNITED KINGDOM 18.2%
Aerospace & Defense 0.4%
BAE Systems PLC	435,482	2,945,815
Cobham PLC	150,406	642,172
Meggitt PLC	110,647	602,770
Rolls-Royce Holdings PLC*	254,948	2,695,952

		6,886,709

Air Freight & Logistics 0.0%†
Royal Mail PLC	110,358	756,071

Airlines 0.1%
easyJet PLC	22,548	607,402
International Consolidated Airlines Group SA*	113,927	1,018,621

		1,626,023

Auto Components 0.1%
GKN PLC	227,217	1,003,989

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	122,093	1,798,812

Banks 2.5%
Barclays PLC	2,296,949	8,183,530
HSBC Holdings PLC	2,689,163	21,010,351
Lloyds Banking Group PLC	7,908,982	8,976,791
Royal Bank of Scotland Group PLC*	440,842	2,154,239
Standard Chartered PLC	353,602	3,925,212

		44,250,123

Beverages 1.0%
Diageo PLC	348,077	10,035,047
SABMiller PLC	134,850	8,282,954

		18,318,001

Capital Markets 0.2%
3i Group PLC	132,325	1,019,312
Aberdeen Asset Management PLC	128,177	683,440
Hargreaves Lansdown PLC	34,126	758,410

68

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Capital Markets (continued)
ICAP PLC	74,662	$505,407
Schroders PLC	16,815	771,529

		3,738,098

Chemicals 0.1%
Croda International PLC	18,512	825,766
Johnson Matthey PLC	27,639	1,099,320

		1,925,086

Commercial Services & Supplies 0.1%
Aggreko PLC	35,433	499,457
Babcock International Group PLC	33,597	498,045
G4S PLC	217,281	811,626

		1,809,128

Containers & Packaging 0.0%†
Rexam PLC	96,340	801,048

Diversified Financial Services 0.1%
London Stock Exchange Group PLC	43,503	1,703,250

Diversified Telecommunication Services 0.5%
BT Group PLC	1,162,102	8,299,172
Inmarsat PLC	68,552	1,039,036

		9,338,208

Electric Utilities 0.2%
SSE PLC	140,253	3,262,932

Energy Equipment & Services 0.1%
Amec Foster Wheeler PLC	53,983	590,694
Petrofac Ltd.	35,696	463,165
Subsea 7 SA*	35,294	276,821

		1,330,680

Food & Staples Retailing 0.3%
J Sainsbury PLC	214,403	878,503
Tesco PLC*	1,104,305	3,114,472
Wm Morrison Supermarkets PLC	288,726	748,665

		4,741,640

Food Products 0.2%
Associated British Foods PLC	48,522	2,578,260
Tate & Lyle PLC	62,561	574,253

		3,152,513

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	125,433	2,141,840

Hotels, Restaurants & Leisure 0.5%
Compass Group PLC	227,236	3,906,393
InterContinental Hotels Group PLC	32,812	1,311,150
Merlin Entertainments PLC(c)	97,359	621,240
Whitbread PLC	25,123	1,918,495
William Hill PLC	120,530	588,099

		8,345,377

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Household Durables 0.2%
Barratt Developments PLC	136,100	$1,282,127
Persimmon PLC*	40,943	1,255,621
Taylor Wimpey PLC	446,370	1,359,803

		3,897,551

Household Products 0.5%
Reckitt Benckiser Group PLC	87,668	8,555,565

Industrial Conglomerates 0.0%†
Smiths Group PLC	53,960	798,284

Insurance 1.3%
Admiral Group PLC	27,751	688,674
Aviva PLC	562,132	4,201,136
Direct Line Insurance Group PLC	184,436	1,118,763
Legal & General Group PLC	803,701	3,236,506
Old Mutual PLC	682,219	2,229,774
Prudential PLC	355,732	8,308,653
RSA Insurance Group PLC	136,714	884,803
St James’s Place PLC	71,305	1,056,775
Standard Life PLC	267,280	1,728,050

		23,453,134

Machinery 0.1%
CNH Industrial NV	127,058	860,090
IMI PLC	37,062	543,484
Melrose Industries PLC	133,828	547,507
Weir Group PLC (The)	28,356	465,829

		2,416,910

Media 0.9%
ITV PLC	523,650	2,032,963
Pearson PLC	114,315	1,517,624
RELX NV	139,751	2,383,703
RELX PLC	155,207	2,775,274
Sky PLC	141,137	2,381,790
WPP PLC	178,508	4,001,584

		15,092,938

Metals & Mining 0.6%
Anglo American PLC	192,546	1,615,408
Rio Tinto Ltd.	58,648	2,097,139
Rio Tinto PLC	176,635	6,437,510

		10,150,057

Multiline Retail 0.2%
Marks & Spencer Group PLC	223,782	1,767,044
Next PLC	19,926	2,453,986

		4,221,030

Multi-Utilities 0.6%
Centrica PLC	686,945	2,390,277
National Grid PLC	518,578	7,387,085

		9,777,362

69

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Oil, Gas & Consumable Fuels 1.3%
BG Group PLC	466,854	$7,375,610
BP PLC	2,515,974	14,952,419
Tullow Oil PLC*	123,440	385,563

		22,713,592

Personal Products 1.0%
Unilever NV, CVA (a)	225,651	10,251,464
Unilever PLC	177,872	7,920,378

		18,171,842

Pharmaceuticals 1.4%
AstraZeneca PLC	174,285	11,107,632
GlaxoSmithKline PLC	670,542	14,460,726

		25,568,358

Professional Services 0.2%
Capita PLC	91,825	1,801,230
Intertek Group PLC	22,096	892,393

		2,693,623

Real Estate Investment Trusts (REITs) 0.4%
British Land Co. PLC (The)	134,354	1,799,631
Hammerson PLC	108,405	1,062,121
Intu Properties PLC	122,197	650,497
Land Securities Group PLC	107,729	2,219,402
Segro PLC	102,333	708,875

		6,440,526

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	193,682	3,050,229

Software 0.1%
Sage Group PLC (The)	150,469	1,261,617

Specialty Retail 0.2%
Dixons Carphone PLC	139,515	990,429
Kingfisher PLC	322,289	1,751,890
Sports Direct International PLC*	35,507	380,956

		3,123,275

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	61,519	1,256,595

Tobacco 1.3%
British American Tobacco PLC	256,871	15,260,608
Imperial Tobacco Group PLC	133,306	7,178,269

		22,438,877

Trading Companies & Distributors 0.2%
Ashtead Group PLC	69,922	1,075,103
Bunzl PLC	46,519	1,330,284
Travis Perkins PLC	33,119	976,157

		3,381,544

Water Utilities 0.1%
Severn Trent PLC	31,999	1,103,576
United Utilities Group PLC	94,403	1,436,547

		2,540,123

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Wireless Telecommunication Services 0.7%
Vodafone Group PLC	3,654,141	$12,025,547

		319,958,107

UNITED STATES 0.1%
Hotels, Restaurants & Leisure 0.1%
Carnival PLC	25,166	1,400,631

Total Common Stocks (cost $1,513,215,583)		1,718,827,051

Preferred Stocks 0.4%
GERMANY 0.4%
Automobiles 0.2%
Bayerische Motoren Werke AG —Preference Shares	7,228	584,507
Porsche Automobil Holding SE —Preference Shares	20,891	976,528
Volkswagen AG — Preference Shares	23,273	2,793,576

		4,354,611

Chemicals 0.0%†
Fuchs Petrolub SE	9,984	478,823

Household Products 0.2%
Henkel AG & Co. KGaA	24,470	2,653,856

IRELAND 0.0%†
Airlines 0.0%†
Ryanair Holdings PLC *	26,414	8,545

UNITED KINGDOM 0.0%†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings PLC *	23,633,679	36,434

Total Preferred Stocks (cost $7,074,800)		7,532,269

Right 0.0%†

	Number of Rights

SPAIN 0.0%†
Banks 0.0%†
Banco Santander SA, expiring 11/03/15*, expiring at an exercise price of $0.00	1,983,029	109,032

Total Right (cost $110,194)		109,032

70

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

Mutual Fund 0.1%

	Shares	Market Value

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (d)(e)	1,259,258	$1,259,258

Total Mutual Fund (cost $1,259,258)		1,259,258

Repurchase Agreement 1.2%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $20,800,403, collateralized by a U.S. Treasury Note,1.50%, maturing 11/30/19; total market value $21,216,305. (e)(f)	$20,800,299	20,800,299

Total Repurchase Agreement (cost $20,800,299)		20,800,299

Total Investments (cost $1,542,460,134) (g) — 99.3%		1,748,527,909

Other assets in excess of liabilities — 0.7%		12,299,293

NET ASSETS — 100.0%		$1,760,827,202

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $18,597,442.

(b)	Fair valued security.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $2,185,016 which represents 0.12% of net assets.

(d)	Represents 7-day effective yield as of October 31, 2015.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $22,059,557.

(f)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.
(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CVA	Dutch Certificate

DJ	Dow Jones

FDR	Fiduciary Depositary Receipt

FTSE	Financial Times Stock Exchange

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SC	Partnership with full liability

SCA	Limited partnership with share capital

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SGX	Singapore Exchange

SpA	Limited Share Company

71

Statement of Investments (Continued)

October 31, 2015

Nationwide International Index Fund (Continued)

At October 31, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
309	DJ Euro Stoxx 50	12/18/15	$11,563,117	$839,187
93	FTSE 100 Index	12/18/15	9,060,908	348,349
97	SGX Nikkei 225 Index	12/10/15	7,664,664	460,314
40	SPI 200 Index	12/17/15	3,733,791	112,073

			$32,022,480	$1,759,923

At October 31, 2015 the fund had $ 2,442,037 segregated as collateral with the broker for open futures contract.

The accompanying notes are an integral part of these financial statements.

72

Statement of Assets and Liabilities

October 31, 2015

Nationwide International Index Fund
Assets:
Investments, at value* (cost $1,521,659,835)	$1,727,727,610
Repurchase agreement, at value (cost $20,800,299)	20,800,299

Total Investments, at value (total cost $1,542,460,134)	1,748,527,909

Cash	1,688,668
Deposits with broker for futures contracts	2,442,037
Foreign currencies, at value (cost $24,968,470)	24,758,378
Dividends receivable	3,765,488
Security lending income receivable	32,046
Receivable for investments sold	491,494
Receivable for capital shares issued	484,145
Reclaims receivable	2,116,899
Prepaid expenses	26,138

Total Assets	1,784,333,202

Liabilities:
Payable for investments purchased	492,724
Payable for capital shares redeemed	357,465
Payable for variation margin on futures contracts	55,559
Payable upon return of securities loaned (Note 2)	22,059,557
Accrued expenses and other payables:
Investment advisory fees	354,123
Fund administration fees	45,215
Distribution fees	43,281
Administrative servicing fees	26,843
Accounting and transfer agent fees	7,080
Trustee fees	4,237
Custodian fees	6,202
Compliance program costs (Note 3)	714
Professional fees	43,169
Printing fees	6,533
Other	3,298

Total Liabilities	23,506,000

Net Assets	$1,760,827,202

Represented by:
Capital	$1,636,296,713
Accumulated undistributed net investment income	4,563,292
Accumulated net realized losses from investments, futures, and foreign currency transactions	(87,490,432)
Net unrealized appreciation/(depreciation) from investments	206,067,775
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,759,923
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(370,069)

Net Assets	$1,760,827,202

*	Includes value of securities on loan of $18,597,442 (Note 2).

73

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide International Index Fund
Net Assets:
Class A Shares	$170,696,771
Class C Shares	5,592,927
Class R Shares	3,422,400
Institutional Class Shares	1,581,115,104

Total	$1,760,827,202

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	22,031,488
Class C Shares	762,324
Class R Shares	441,321
Institutional Class Shares	203,027,999

Total	226,263,132

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.75
Class C Shares (b)	$7.34
Class R Shares	$7.75
Institutional Class Shares	$7.79
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.22

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

74

Statement of Operations

For the Year Ended October 31, 2015

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$61,126,728
Income from securities lending (Note 2)	1,148,828
Interest income	3,503
Foreign tax withholding	(4,303,137)

Total Income	57,975,922

EXPENSES:
Investment advisory fees	4,312,128
Fund administration fees	531,745
Distribution fees Class A	482,990
Distribution fees Class C	48,172
Distribution fees Class R	15,472
Administrative servicing fees Class A	292,999
Administrative servicing fees Class C	3,683
Administrative servicing fees Class R	4,559
Registration and filing fees	59,605
Professional fees	139,729
Printing fees	22,345
Trustee fees	50,215
Custodian fees	71,638
Accounting and transfer agent fees	102,545
Compliance program costs (Note 3)	7,329
Other	173,616

Total Expenses	6,318,770

NET INVESTMENT INCOME	51,657,152

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,434,493
Net realized gains from futures transactions (Note 2)	882,974
Net realized losses from foreign currency transactions (Note 2)	(3,197,772)

Net realized gains from investments, futures, and foreign currency transactions	6,119,695

Net change in unrealized appreciation/(depreciation) from investments	(78,032,882)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,089,252
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	372,084

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(76,571,546)

Net realized/unrealized losses from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(70,451,851)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,794,699)

The accompanying notes are an integral part of these financial statements.

75

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$51,657,152	$58,037,904
Net realized gains from investments, futures, and foreign currency transactions	6,119,695	5,485,418
Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	(76,571,546)	(60,391,447)

Change in net assets resulting from operations	(18,794,699)	3,131,875

Distributions to Shareholders From:
Net investment income:
Class A	(5,349,026)	(5,800,992)
Class B (a)	–	(837)
Class C	(99,660)	(27,082)
Class R (b)	(58,543)	(24,384)
Institutional Class	(49,741,973)	(51,599,725)
Net realized gains:
Class A	(651,027)	–
Class B (a)	–	–
Class C	(9,993)	–
Class R (b)	(3,713)	–
Institutional Class	(5,092,429)	–

Change in net assets from shareholder distributions	(61,006,364)	(57,453,020)

Change in net assets from capital transactions	77,409,368	60,102,457

Change in net assets	(2,391,695)	5,781,312

Net Assets:
Beginning of year	1,763,218,897	1,757,437,585

End of year	$1,760,827,202	$1,763,218,897

Accumulated undistributed net investment income at end of year	$4,563,292	$10,312,713

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$38,576,714	$30,752,596
Proceeds from shares issued from class conversion	–	65,442
Dividends reinvested	5,786,822	5,638,083
Cost of shares redeemed	(62,018,171)	(30,543,600)

Total Class A Shares	(17,654,635)	5,912,521

Class B Shares (a)
Proceeds from shares issued	–	718
Dividends reinvested	–	699
Cost of shares redeemed in class conversion	–	(65,442)
Cost of shares redeemed	–	(14,175)

Total Class B Shares	–	(78,200)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

76

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$4,859,124	$1,808,383
Dividends reinvested	78,316	16,364
Cost of shares redeemed	(1,176,110)	(353,103)

Total Class C Shares	3,761,330	1,471,644

Class R Shares (b)
Proceeds from shares issued	3,145,898	615,152
Dividends reinvested	62,256	24,384
Cost of shares redeemed	(793,674)	(232,734)

Total Class R Shares	2,414,480	406,802

Institutional Class Shares
Proceeds from shares issued	238,000,832	135,936,739
Dividends reinvested	54,834,402	51,599,725
Cost of shares redeemed	(203,947,041)	(135,146,774)

Total Institutional Class Shares	88,888,193	52,389,690

Change in net assets from capital transactions	$77,409,368	$60,102,457

SHARE TRANSACTIONS:
Class A Shares
Issued	4,793,240	3,678,787
Issued in class conversion	–	7,685
Reinvested	738,469	669,861
Redeemed	(7,787,211)	(3,623,622)

Total Class A Shares	(2,255,502)	732,711

Class B Shares (a)
Issued	–	88
Reinvested	–	87
Redeemed in class conversion	–	(7,871)
Redeemed	–	(1,727)

Total Class B Shares	–	(9,423)

Class C Shares
Issued	630,808	224,979
Reinvested	10,386	2,038
Redeemed	(160,193)	(44,332)

Total Class C Shares	481,001	182,685

Class R Shares (b)
Issued	397,700	73,253
Reinvested	7,804	2,889
Redeemed	(101,056)	(27,502)

Total Class R Shares	304,448	48,640

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

77

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	29,942,005	16,245,343
Reinvested	6,961,613	6,106,747
Redeemed	(24,806,858)	(15,682,509)

Total Institutional Class Shares	12,096,760	6,669,581

Total change in shares	10,626,707	7,624,194

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

78

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$8.14	0.20	(0.34)	(0.14)	(0.22)	(0.03)	(0.25)	–	$7.75	(1.78%	)	$170,696,771	0.70%	2.50%	0.70%	6.69%
Year Ended October 31, 2014 (d)	$8.41	0.25	(0.27)	(0.02)	(0.25)	–	(0.25)	–	$8.14	(0.35%	)	$197,704,418	0.70%	2.92%	0.70%	5.68%
Year Ended October 31, 2013 (d)	$6.87	0.18	1.58	1.76	(0.22)	–	(0.22)	–	$8.41	26.05%		$198,132,384	0.70%	2.44%	0.70%	3.72%
Year Ended October 31, 2012 (d)	$6.69	0.18	0.16	0.34	(0.16)	–	(0.16)	–	$6.87	5.34%		$174,590,865	0.75%	2.70%	0.76%	26.78%
Year Ended October 31, 2011 (d)	$7.28	0.19	(0.62)	(0.43)	(0.16)	–	(0.16)	–	$6.69	(5.98%	)	$385,612,863	0.73%	2.61%	0.75%	7.03%

Class C Shares
Year Ended October 31, 2015 (d)	$7.73	0.15	(0.33)	(0.18)	(0.18)	(0.03)	(0.21)	–	$7.34	(2.41%	)	$5,592,927	1.38%	1.98%	1.38%	6.69%
Year Ended October 31, 2014 (d)	$8.01	0.15	(0.23)	(0.08)	(0.20)	–	(0.20)	–	$7.73	(1.04%	)	$2,174,848	1.38%	1.92%	1.38%	5.68%
Year Ended October 31, 2013 (d)	$6.56	0.12	1.51	1.63	(0.18)	–	(0.18)	–	$8.01	25.27%		$790,140	1.32%	1.69%	1.32%	3.72%
Year Ended October 31, 2012 (d)	$6.39	0.14	0.15	0.29	(0.12)	–	(0.12)	–	$6.56	4.76%		$404,593	1.34%	2.29%	1.35%	26.78%
Year Ended October 31, 2011 (d)	$6.96	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.39	(6.53%	)	$583,593	1.33%	2.07%	1.35%	7.03%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$8.15	0.19	(0.36)	(0.17)	(0.20)	(0.03)	(0.23)	–	$7.75	(2.11%	)	$3,422,400	0.95%	2.33%	0.95%	6.69%
Year Ended October 31, 2014 (d)	$8.42	0.24	(0.27)	(0.03)	(0.24)	–	(0.24)	–	$8.15	(0.42%	)	$1,115,530	0.80%	2.80%	0.80%	5.68%
Year Ended October 31, 2013 (d)	$6.89	0.17	1.57	1.74	(0.21)	–	(0.21)	–	$8.42	25.71%		$743,297	0.82%	2.27%	0.82%	3.72%
Year Ended October 31, 2012 (d)	$6.68	0.17	0.18	0.35	(0.14)	–	(0.14)	–	$6.89	5.55%		$168,392	0.84%	2.65%	0.84%	26.78%
Year Ended October 31, 2011 (d)	$7.27	0.18	(0.62)	(0.44)	(0.15)	–	(0.15)	–	$6.68	(6.12%	)	$3,355	0.87%	2.47%	0.88%	7.03%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$8.18	0.23	(0.34)	(0.11)	(0.25)	(0.03)	(0.28)	–	$7.79	(1.36%	)	$1,581,115,104	0.30%	2.90%	0.30%	6.69%
Year Ended October 31, 2014 (d)	$8.45	0.28	(0.27)	0.01	(0.28)	–	(0.28)	–	$8.18	0.05%		$1,562,224,101	0.30%	3.31%	0.30%	5.68%
Year Ended October 31, 2013 (d)	$6.91	0.21	1.57	1.78	(0.24)	–	(0.24)	–	$8.45	26.37%		$1,557,694,326	0.32%	2.77%	0.32%	3.72%
Year Ended October 31, 2012 (d)	$6.72	0.22	0.16	0.38	(0.19)	–	(0.19)	–	$6.91	5.93%		$1,317,225,599	0.34%	3.28%	0.35%	26.78%
Year Ended October 31, 2011 (d)	$7.31	0.22	(0.62)	(0.40)	(0.19)	–	(0.19)	–	$6.72	(5.57%	)	$1,172,141,826	0.33%	3.03%	0.35%	7.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

79

Fund Commentary	Nationwide Mid Cap Market Index Fund

For the annual period ended October 31, 2015, the Nationwide Mid Cap Market Index Fund (Institutional Class) returned 3.21% versus 3.42% for its benchmark, the S&P MidCap 400® (S&P 400) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 412 funds as of October 31, 2015) was 1.62% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. stocks rebounded in October 2014 and continued their climb through calendar year end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Federal Reserve (the “Fed’) moved toward tightening policy, the European Central Bank and Bank of Japan implemented easing measures to stimulate their economies and support their currencies. However, the U.S. equity market absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

However, U.S. stocks sold off in January 2015, as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. February was an upbeat month thanks to increased merger and acquisition (“M&A”) activity and strong earnings reports from cyclical technology companies. However, March saw investors retreat from U.S. equities in favor of appealing opportunities overseas as U.S. profit margins neared record highs and earnings growth weakened. U.S. economic data generally softened over the quarter with the exception of the labor market. However, an improving labor market furthered the appreciation of the U.S. dollar and stoked volatility as investors sharpened their focus on the Fed’s stance toward tightening monetary policy.

While the pace of economic growth in the first half of 2015 was far from inspiring, mixed data paradoxically boosted U.S. stocks given expectations that the softness would delay the Fed’s first rate hike. Still, U.S. stocks were relatively expensive, especially traditional defensive stocks such as utilities and telecommunications.

The third quarter of 2015 started well for U.S. markets, with strong manufacturing and construction data and M&A activity. It was short-lived, however, and volatility and uncertainty became the main themes of this quarter. Investors’ concerns started with the Greek debt crisis, falling oil prices and sell-off in Chinese equities. Volatility peaked in late August with the CBOE Volatility Index® (known as the “VIX®”) at 53 (the highest level since 2009) as market participants questioned global growth, the impact of a possible rate hike and a strong dollar.

Uncertainty in global financial markets led to decreased inflation expectations in the United States, and the lack of wage growth weighed on the Fed’s policy decision in mid-September. Despite the Fed’s decision not to increase rates, U.S. equity markets had their worst quarter of performance in more than three years.

From a sector perspective, health care stocks (+14.35%) generated the strongest returns in the S&P 400® Index, followed by telecommunication services (+13.52%) and information technology (+10.54%). Declines were seen across energy (-33.02%), materials (-7.89%) and utilities (-2.12%).

Futures had minimal to no impact on performance across all of Nationwide’s portfolios. No other derivatives are used.

80

Fund Commentary (con’t)	Nationwide Mid Cap Market Index Fund

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

81

Fund Overview	Nationwide Mid Cap Market Index Fund

Asset Allocation†

Common Stocks	98.1%
Repurchase Agreement	2.4%
Mutual Fund	0.1%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	10.1%
Banks	5.3%
Software	5.2%
Insurance	5.2%
Machinery	4.3%
Health Care Equipment & Supplies	4.2%
Information Technology Services	3.8%
Electronic Equipment, Instruments & Components	3.6%
Chemicals	3.4%
Specialty Retail	2.7%
Other Industries*	52.2%
100.0%

Top Holdings††

Church & Dwight Co., Inc.	0.7%
Federal Realty Investment Trust	0.6%
Extra Space Storage, Inc.	0.6%
Alaska Air Group, Inc.	0.6%
Hologic, Inc.	0.6%
Acuity Brands, Inc.	0.6%
Foot Locker, Inc.	0.6%
HollyFrontier Corp.	0.6%
UDR, Inc.	0.6%
LKQ Corp.	0.6%
Other Holdings*	93.9%
100.0%

Objective

The Fund seeks to match the performance of the S&P MidCap 400® Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

82

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	2.77%	12.62%	8.33%
	w/SC2	(3.15)%	11.29%	7.68%
Class C	w/o SC1	2.11%	11.91%	7.66%
	w/SC3	1.17%	N/A	N/A
Class R4,5,6		2.48%	12.44%	8.22%
Institutional Class[4]		3.21%	13.06%	8.76%
S&P MidCap 400® Index		3.42%	13.41%	9.09%
CPI		0.17%	1.69%	1.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective February 28, 2009, Class R Shares were remaned Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.68%
Class C	1.35%
Class R	0.96%
Institutional Class	0.27%

^	Current effective prospectus dated March 1, 2015 (as revised May 14, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

83

Fund Performance (con’t.)	Nationwide Mid Cap Market Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Mid Cap Market Index Fund versus the S&P MidCap 400® (S&P 400®) Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

84

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Mid Cap Market Index Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	967.90	3.37	0.68
	Hypothetical	(a)(b)	1,000.00	1,021.78	3.47	0.68
Class C Shares	Actual	(a)	1,000.00	964.40	6.68	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.87	1.35
Class R Shares	Actual	(a)	1,000.00	966.20	4.81	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.32	4.94	0.97
Institutional Class Shares	Actual	(a)	1,000.00	969.80	1.34	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.84	1.38	0.27

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

85

Statement of Investments

October 31, 2015

Nationwide Mid Cap Market Index Fund

Common Stocks 98.1%

	Shares	Market Value

Aerospace & Defense 1.6%
B/E Aerospace, Inc.	81,579	$3,830,134
Esterline Technologies Corp.*	23,710	1,826,856
Huntington Ingalls Industries, Inc.	36,749	4,407,675
KLX, Inc.*	40,398	1,579,966
Orbital ATK, Inc.	45,413	3,888,261
Teledyne Technologies, Inc.*	27,161	2,423,576
Triumph Group, Inc.	37,930	1,766,779

		19,723,247

Airlines 1.1%
Alaska Air Group, Inc.	97,836	7,459,995
JetBlue Airways Corp.*	241,511	5,999,133

		13,459,128

Auto Components 0.5%
Dana Holding Corp.	123,100	2,068,080
Gentex Corp.	224,902	3,686,144

		5,754,224

Automobiles 0.2%
Thor Industries, Inc.	35,097	1,898,046

Banks 5.4%
Associated Banc-Corp.	115,279	2,229,496
BancorpSouth, Inc.	66,974	1,669,662
Bank of Hawaii Corp.	33,392	2,186,508
Bank of the Ozarks, Inc.	59,968	2,999,599
Cathay General Bancorp	58,993	1,846,481
Commerce Bancshares, Inc.	61,623	2,806,928
Cullen/Frost Bankers, Inc.	42,699	2,922,320
East West Bancorp, Inc.	110,473	4,462,004
First Horizon National Corp.	180,339	2,557,207
First Niagara Financial Group, Inc.	272,567	2,821,068
FirstMerit Corp.	127,339	2,392,700
Fulton Financial Corp.	134,177	1,800,655
Hancock Holding Co.	59,961	1,654,924
International Bancshares Corp.	42,916	1,156,586
PacWest Bancorp	86,548	3,898,122
Prosperity Bancshares, Inc.	50,589	2,599,263
Signature Bank*	39,129	5,827,091
SVB Financial Group*	39,556	4,828,601
Synovus Financial Corp.	101,338	3,205,321
TCF Financial Corp.	129,977	2,000,346
Trustmark Corp.	51,999	1,249,536
Umpqua Holdings Corp.	169,680	2,833,656
Valley National Bancorp	178,799	1,877,389
Webster Financial Corp.	70,641	2,620,781

		64,446,244

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A*	7,442	1,634,189

Common Stocks (continued)

	Shares	Market Value

Biotechnology 0.4%
United Therapeutics Corp.*	34,956	$5,125,598

Building Products 1.2%
A.O. Smith Corp.	58,161	4,467,928
Fortune Brands Home & Security, Inc.	122,683	6,420,002
Lennox International, Inc.	30,794	4,089,751

		14,977,681

Capital Markets 2.1%
Eaton Vance Corp.	90,304	3,260,877
Federated Investors, Inc., Class B	73,431	2,256,535
Janus Capital Group, Inc.	113,884	1,768,619
Raymond James Financial, Inc.	98,515	5,429,162
SEI Investments Co.	106,943	5,541,786
Stifel Financial Corp.*	53,328	2,369,363
Waddell & Reed Financial, Inc., Class A	64,227	2,372,545
WisdomTree Investments, Inc.	87,956	1,691,394

		24,690,281

Chemicals 3.4%
Albemarle Corp.	86,348	4,621,345
Ashland, Inc.	51,912	5,695,785
Cabot Corp.	48,243	1,733,853
Chemours Co. (The)	139,941	969,791
Cytec Industries, Inc.	54,883	4,084,393
Minerals Technologies, Inc.	26,720	1,574,877
NewMarket Corp.	8,011	3,154,251
Olin Corp.	126,729	2,430,662
PolyOne Corp.	68,067	2,276,161
RPM International, Inc.	102,524	4,686,372
Scotts Miracle-Gro Co. (The), Class A	34,834	2,304,617
Sensient Technologies Corp.	35,160	2,294,893
Valspar Corp. (The)	56,744	4,593,427

		40,420,427

Commercial Services & Supplies 1.7%
Clean Harbors, Inc.*	40,828	1,898,094
Copart, Inc.*	84,042	3,043,161
Deluxe Corp.	38,413	2,287,494
Herman Miller, Inc.	45,807	1,453,456
HNI Corp.	34,009	1,460,346
MSA Safety, Inc.	24,227	1,053,390
R.R. Donnelley & Sons Co.	160,523	2,708,023
Rollins, Inc.	72,229	1,937,182
Waste Connections, Inc.	94,772	5,163,179

		21,004,325

Communications Equipment 1.0%
ARRIS Group, Inc.*	103,580	2,927,171
Ciena Corp.*	97,277	2,348,267
InterDigital, Inc.	27,755	1,408,288
NetScout Systems, Inc.*	77,269	2,771,639

86

Statement of Investments (Continued)

October 31, 2015

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Plantronics, Inc.	27,111	$1,453,692
Polycom, Inc.*	103,122	1,421,021

		12,330,078

Construction & Engineering 0.5%
AECOM*	115,784	3,412,155
Granite Construction, Inc.	30,242	993,147
KBR, Inc.	111,514	2,056,318

		6,461,620

Construction Materials 0.2%
Eagle Materials, Inc.	38,710	2,556,021

Consumer Finance 0.2%
SLM Corp.*	327,768	2,314,042

Containers & Packaging 1.5%
AptarGroup, Inc.	48,005	3,531,248
Bemis Co., Inc.	74,746	3,421,872
Greif, Inc., Class A	19,745	647,241
Packaging Corp. of America	75,019	5,135,050
Silgan Holdings, Inc.	31,057	1,579,870
Sonoco Products Co.	77,524	3,309,499

		17,624,780

Distributors 0.6%
LKQ Corp.*	234,105	6,931,849

Diversified Consumer Services 0.8%
Apollo Education Group, Inc.*	77,451	562,294
DeVry Education Group, Inc.	44,209	1,041,564
Graham Holdings Co., Class B	3,447	1,904,364
Service Corp. International	153,895	4,349,073
Sotheby’s	47,617	1,649,929

		9,507,224

Diversified Financial Services 1.0%
CBOE Holdings, Inc.	63,551	4,260,459
MarketAxess Holdings, Inc.	28,660	2,903,545
MSCI, Inc.	75,748	5,075,116

		12,239,120

Electric Utilities 1.8%
Cleco Corp.	46,561	2,467,733
Great Plains Energy, Inc.	118,693	3,264,057
Hawaiian Electric Industries, Inc.	82,637	2,417,959
IDACORP, Inc.	38,697	2,586,894
OGE Energy Corp.	153,578	4,378,509
PNM Resources, Inc.	61,280	1,723,194
Westar Energy, Inc.	108,574	4,310,388

		21,148,734

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 1.1%
Acuity Brands, Inc.	33,389	$7,298,836
Hubbell, Inc., Class B	38,931	3,770,467
Regal Beloit Corp.	34,423	2,195,843

		13,265,146

Electronic Equipment, Instruments & Components 3.6%
Arrow Electronics, Inc.*	72,485	3,985,950
Avnet, Inc.	103,287	4,692,328
Belden, Inc.	32,735	2,096,022
Cognex Corp.	67,040	2,520,704
FEI Co.	31,993	2,309,575
Ingram Micro, Inc., Class A	119,573	3,560,884
IPG Photonics Corp.*	27,961	2,310,138
Jabil Circuit, Inc.	148,766	3,418,643
Keysight Technologies, Inc.*	129,977	4,299,639
Knowles Corp.* (a)	67,827	1,129,998
National Instruments Corp.	77,940	2,374,832
Tech Data Corp.*	27,108	1,973,191
Trimble Navigation Ltd.*	197,529	4,493,785
Vishay Intertechnology, Inc.	104,544	1,108,166
Zebra Technologies Corp., Class A*	40,016	3,077,230

		43,351,085

Energy Equipment & Services 1.4%
Atwood Oceanics, Inc. (a)	44,634	738,693
Dril-Quip, Inc.*	29,823	1,835,904
Nabors Industries Ltd.	224,416	2,253,137
Noble Corp. PLC (a)	185,920	2,504,342
Oceaneering International, Inc.	75,163	3,158,349
Oil States International, Inc.*	39,566	1,187,376
Patterson-UTI Energy, Inc.	112,898	1,681,051
Rowan Cos. PLC, Class A	95,919	1,887,686
Superior Energy Services, Inc.	115,771	1,639,317

		16,885,855

Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	29,938	3,180,014
SUPERVALU, Inc.*	203,405	1,336,371
United Natural Foods, Inc.*	38,498	1,942,224

		6,458,609

Food Products 2.3%
Dean Foods Co.	72,508	1,313,120
Flowers Foods, Inc.	141,878	3,830,706
Hain Celestial Group, Inc. (The)*	78,998	3,938,050
Ingredion, Inc.	54,842	5,213,281
Lancaster Colony Corp.	14,955	1,700,683
Post Holdings, Inc.*	46,680	3,000,124
Tootsie Roll Industries, Inc. (a)	13,734	435,917
TreeHouse Foods, Inc.*	32,946	2,821,495
WhiteWave Foods Co. (The)*	134,780	5,523,284

		27,776,660

87

Statement of Investments (Continued)

October 31, 2015

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Gas Utilities 1.7%
Atmos Energy Corp.	77,859	$4,905,117
National Fuel Gas Co.	64,879	3,408,094
ONE Gas, Inc.	39,996	1,953,405
Questar Corp.	135,117	2,790,166
UGI Corp.	133,027	4,878,100
WGL Holdings, Inc.	38,285	2,382,475

		20,317,357

Health Care Equipment & Supplies 4.2%
Align Technology, Inc.*	55,933	3,661,374
Cooper Cos., Inc. (The)	37,269	5,678,305
Halyard Health, Inc.*	35,833	1,063,523
Hill-Rom Holdings, Inc.	43,457	2,289,749
Hologic, Inc.*	188,208	7,313,763
IDEXX Laboratories, Inc.*	70,575	4,842,857
LivaNova PLC*	32,450	2,150,786
ResMed, Inc.	107,886	6,215,312
Sirona Dental Systems, Inc.*	42,900	4,681,677
STERIS Corp. (a)	65,165	4,884,117
Teleflex, Inc.	31,907	4,243,631
West Pharmaceutical Services, Inc.	55,213	3,313,332

		50,338,426

Health Care Providers & Services 2.7%
Amsurg Corp.*	37,176	2,605,666
Centene Corp.*	91,476	5,440,993
Community Health Systems, Inc.*	90,827	2,546,789
Health Net, Inc.*	59,391	3,816,466
LifePoint Health, Inc.*	34,117	2,349,979
MEDNAX, Inc.*	72,254	5,091,739
Molina Healthcare, Inc.*	31,393	1,946,366
Owens & Minor, Inc.	48,557	1,740,768
VCA, Inc.*	62,358	3,415,348
WellCare Health Plans, Inc.*	33,834	2,997,692

		31,951,806

Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc.*	145,077	2,039,783

Hotels, Restaurants & Leisure 2.0%
Brinker International, Inc.	46,154	2,100,469
Buffalo Wild Wings, Inc.*	14,581	2,249,411
Cheesecake Factory, Inc. (The)	34,651	1,670,178
Cracker Barrel Old Country Store, Inc. (a)	18,467	2,538,474
Domino’s Pizza, Inc.	42,119	4,492,834
Dunkin’ Brands Group, Inc.	73,164	3,029,721
International Speedway Corp., Class A	20,512	711,561
Jack in the Box, Inc.	28,094	2,093,846
Panera Bread Co., Class A*	18,748	3,325,333
Wendy’s Co. (The)	177,877	1,629,353

		23,841,180

Common Stocks (continued)

	Shares	Market Value

Household Durables 2.3%
CalAtlantic Group, Inc.*	59,211	$2,255,347
Jarden Corp.*	152,366	6,825,997
KB Home (a)	70,281	920,681
M.D.C. Holdings, Inc.	30,273	786,795
NVR, Inc.*	2,929	4,796,999
Tempur Sealy International, Inc.*	47,542	3,700,669
Toll Brothers, Inc.*	124,554	4,480,208
TRI Pointe Group, Inc.*	111,715	1,450,061
Tupperware Brands Corp.	38,353	2,257,841

		27,474,598

Household Products 0.9%
Church & Dwight Co., Inc.	100,516	8,653,423
Energizer Holdings, Inc.	47,828	2,048,473

		10,701,896

Independent Power and Renewable Electricity Producers 0.0%†
Talen Energy Corp.*	49,343	428,297

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	50,179	4,365,573

Information Technology Services 3.8%
Acxiom Corp.*	59,510	1,316,361
Broadridge Financial Solutions, Inc.	90,895	5,415,524
Convergys Corp.	75,815	1,946,171
CoreLogic, Inc.*	68,380	2,665,453
DST Systems, Inc.	25,855	3,158,188
Gartner, Inc.*	63,746	5,779,850
Global Payments, Inc.	50,050	6,827,321
Jack Henry & Associates, Inc.	62,239	4,813,564
Leidos Holdings, Inc.	49,230	2,588,021
MAXIMUS, Inc.	50,707	3,458,217
NeuStar, Inc., Class A* (a)	41,467	1,127,488
Science Applications International Corp.	32,169	1,475,270
VeriFone Systems, Inc.*	88,006	2,652,501
WEX, Inc.*	29,736	2,673,564

		45,897,493

Insurance 5.3%
Alleghany Corp.*	12,264	6,086,255
American Financial Group, Inc.	55,208	3,985,466
Arthur J. Gallagher & Co.	134,118	5,864,980
Aspen Insurance Holdings Ltd.	46,661	2,268,191
Brown & Brown, Inc.	89,723	2,895,361
CNO Financial Group, Inc.	147,554	2,834,512
Endurance Specialty Holdings Ltd.	46,475	2,933,967
Everest Re Group Ltd.	33,937	6,039,768
First American Financial Corp.	83,414	3,180,576
Hanover Insurance Group, Inc. (The)	33,923	2,858,013
Kemper Corp.	37,399	1,335,892
Mercury General Corp.	27,445	1,482,304

88

Statement of Investments (Continued)

October 31, 2015

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Old Republic International Corp.	185,462	$3,345,735
Primerica, Inc.	38,092	1,814,322
Reinsurance Group of America, Inc.	50,944	4,597,187
RenaissanceRe Holdings Ltd.	35,286	3,868,404
StanCorp Financial Group, Inc.	32,449	3,722,549
W.R. Berkley Corp.	75,798	4,231,802

		63,345,284

Internet & Catalog Retail 0.1%
HSN, Inc.	24,795	1,533,571

Internet Software & Services 0.2%
Rackspace Hosting, Inc.*	92,800	2,398,880

Leisure Products 0.9%
Brunswick Corp.	70,634	3,800,815
Polaris Industries, Inc.	47,247	5,307,728
Vista Outdoor, Inc.*	48,525	2,170,038

		11,278,581

Life Sciences Tools & Services 1.4%
Bio-Rad Laboratories, Inc., Class A*	15,910	2,219,127
Bio-Techne Corp.	28,591	2,521,726
Charles River Laboratories International, Inc.*	35,941	2,344,791
Mettler-Toledo International, Inc.*	21,269	6,614,446
PAREXEL International Corp.*	42,345	2,672,817

		16,372,907

Machinery 4.3%
AGCO Corp.	57,478	2,781,360
CLARCOR, Inc.	38,655	1,927,338
Crane Co.	37,896	1,994,845
Donaldson Co., Inc.	96,297	2,908,169
Graco, Inc.	44,316	3,252,794
IDEX Corp.	59,477	4,565,455
ITT Corp.	68,631	2,716,415
Joy Global, Inc.	74,943	1,287,521
Kennametal, Inc.	60,953	1,713,998
Lincoln Electric Holdings, Inc.	52,255	3,125,372
Nordson Corp.	43,917	3,128,647
Oshkosh Corp.	60,291	2,477,357
Terex Corp.	83,348	1,671,961
Timken Co. (The)	56,515	1,785,874
Toro Co. (The)	42,045	3,164,727
Trinity Industries, Inc.	118,712	3,213,534
Valmont Industries, Inc.	17,833	1,933,811
Wabtec Corp.	74,231	6,151,523
Woodward, Inc.	43,923	1,998,497

		51,799,198

Marine 0.2%
Kirby Corp.*	42,013	2,743,029

Common Stocks (continued)

	Shares	Market Value

Media 1.5%
AMC Networks, Inc., Class A*	46,732	$3,453,028
Cable One, Inc.*	3,409	1,477,597
Cinemark Holdings, Inc.	80,903	2,867,202
DreamWorks Animation SKG, Inc., Class A* (a)	54,515	1,103,384
John Wiley & Sons, Inc., Class A	37,908	1,983,726
Live Nation Entertainment, Inc.*	112,304	3,063,653
Meredith Corp.	28,921	1,359,865
New York Times Co. (The), Class A	97,212	1,290,975
Time, Inc.	84,307	1,566,424

		18,165,854

Metals & Mining 1.5%
Allegheny Technologies, Inc.	83,910	1,233,477
Carpenter Technology Corp.	38,028	1,266,713
Commercial Metals Co.	89,107	1,280,468
Compass Minerals International, Inc.	25,883	2,102,735
Reliance Steel & Aluminum Co.	56,438	3,384,022
Royal Gold, Inc.	50,210	2,402,046
Steel Dynamics, Inc.	185,956	3,434,607
United States Steel Corp. (a)	112,151	1,309,924
Worthington Industries, Inc.	36,124	1,109,007

		17,522,999

Multiline Retail 0.3%
Big Lots, Inc.	39,870	1,838,007
J.C. Penney Co., Inc.* (a)	234,769	2,152,832

		3,990,839

Multi-Utilities 1.0%
Alliant Energy Corp.	86,937	5,131,022
Black Hills Corp.	34,401	1,574,878
MDU Resources Group, Inc.	149,688	2,823,115
Vectren Corp.	63,592	2,891,528

		12,420,543

Oil, Gas & Consumable Fuels 2.1%
California Resources Corp.	237,561	959,746
Denbury Resources, Inc. (a)	274,464	971,603
Energen Corp.	60,582	3,522,843
Gulfport Energy Corp.*	83,151	2,533,611
HollyFrontier Corp.	144,843	7,092,962
QEP Resources, Inc.	123,491	1,909,171
SM Energy Co.	51,944	1,732,332
Western Refining, Inc.	54,405	2,264,336
World Fuel Services Corp.	55,110	2,450,191
WPX Energy, Inc.*	180,592	1,238,861

		24,675,656

Paper & Forest Products 0.3%
Domtar Corp.	48,193	1,987,480
Louisiana-Pacific Corp.*	109,620	1,935,889

		3,923,369

89

Statement of Investments (Continued)

October 31, 2015

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Personal Products 0.4%
Avon Products, Inc.	334,739	$1,348,998
Edgewell Personal Care Co.	47,828	4,051,510

		5,400,508

Pharmaceuticals 0.3%
Akorn, Inc.*	61,501	1,644,537
Catalent, Inc.*	75,658	2,010,989

		3,655,526

Professional Services 1.2%
CEB, Inc.	25,779	1,927,238
FTI Consulting, Inc.*	32,152	1,093,489
ManpowerGroup, Inc.	58,983	5,413,460
Towers Watson & Co., Class A	53,184	6,571,415

		15,005,602

Real Estate Investment Trusts (REITs) 10.1%
Alexandria Real Estate Equities, Inc.	55,458	4,976,801
American Campus Communities, Inc.	86,372	3,504,112
BioMed Realty Trust, Inc.	155,268	3,634,824
Camden Property Trust	66,764	4,926,516
Care Capital Properties, Inc.	63,910	2,105,835
Communications Sales & Leasing, Inc.	92,216	1,852,619
Corporate Office Properties Trust	72,736	1,672,928
Corrections Corp. of America	89,918	2,562,663
Douglas Emmett, Inc.	106,726	3,260,479
Duke Realty Corp.	265,411	5,494,008
Equity One, Inc.	56,721	1,507,644
Extra Space Storage, Inc.	94,311	7,473,204
Federal Realty Investment Trust	53,086	7,617,310
Highwoods Properties, Inc.	72,383	3,145,041
Hospitality Properties Trust	116,335	3,122,431
Kilroy Realty Corp.	70,719	4,656,139
Lamar Advertising Co., Class A	62,942	3,551,817
LaSalle Hotel Properties	86,933	2,556,700
Liberty Property Trust	115,012	3,912,708
Mack-Cali Realty Corp.	68,330	1,486,861
Mid-America Apartment Communities, Inc.	57,971	4,938,550
National Retail Properties, Inc.	103,142	3,919,396
Omega Healthcare Investors, Inc.	124,241	4,288,799
Post Properties, Inc.	42,052	2,512,186
Potlatch Corp.	31,269	976,844
Rayonier, Inc.	96,768	2,191,795
Regency Centers Corp.	72,467	4,924,857
Senior Housing Properties Trust	182,223	2,767,967
Sovran Self Storage, Inc.	27,534	2,749,821
Tanger Factory Outlet Centers, Inc.	73,783	2,578,716
Taubman Centers, Inc.	46,727	3,597,044
UDR, Inc.	201,157	6,931,870
Urban Edge Properties	71,019	1,685,991

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Weingarten Realty Investors	87,752	$3,138,012
WP GLIMCHER, Inc.	142,522	1,656,106

		121,878,594

Real Estate Management & Development 0.6%
Alexander & Baldwin, Inc.	34,970	1,319,768
Jones Lang LaSalle, Inc.	34,517	5,754,329

		7,074,097

Road & Rail 0.8%
Genesee & Wyoming, Inc., Class A*	40,827	2,739,492
Landstar System, Inc.	33,462	2,109,444
Old Dominion Freight Line, Inc.*	53,690	3,325,559
Werner Enterprises, Inc.	34,420	910,753

		9,085,248

Semiconductors & Semiconductor Equipment 1.9%
Advanced Micro Devices, Inc.* (a)	484,834	1,027,848
Atmel Corp.	320,484	2,435,678
Cree, Inc.* (a)	79,464	2,001,698
Cypress Semiconductor Corp.*	257,591	2,715,009
Fairchild Semiconductor International, Inc.*	88,664	1,478,916
Integrated Device Technology, Inc.*	114,175	2,911,463
Intersil Corp., Class A	101,495	1,375,257
Silicon Laboratories, Inc.*	30,567	1,527,433
SunEdison, Inc.*	241,763	1,764,870
Synaptics, Inc.*	27,987	2,381,414
Teradyne, Inc.	161,925	3,160,776

		22,780,362

Software 5.3%
ACI Worldwide, Inc.*	89,831	2,151,452
ANSYS, Inc.*	69,203	6,595,738
Cadence Design Systems, Inc.*	223,797	4,972,769
CDK Global, Inc.	122,874	6,117,897
CommVault Systems, Inc.*	32,503	1,317,022
FactSet Research Systems, Inc.	31,815	5,571,443
Fair Isaac Corp.	23,909	2,208,474
Fortinet, Inc.*	111,739	3,839,352
Manhattan Associates, Inc.*	56,389	4,107,939
Mentor Graphics Corp.	76,055	2,068,696
PTC, Inc.*	87,666	3,106,883
Rovi Corp.*	66,768	610,927
SolarWinds, Inc.*	51,087	2,964,579
Solera Holdings, Inc.	51,546	2,817,504
Synopsys, Inc.*	119,795	5,987,354
Tyler Technologies, Inc.*	26,000	4,429,360
Ultimate Software Group, Inc. (The)*	21,957	4,486,913

		63,354,302

90

Statement of Investments (Continued)

October 31, 2015

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 2.8%
Aaron’s, Inc.	49,708	$1,226,296
Abercrombie & Fitch Co., Class A (a)	52,957	1,122,159
American Eagle Outfitters, Inc.	138,162	2,111,115
Ascena Retail Group, Inc.*	131,440	1,750,781
Cabela’s, Inc.* (a)	38,292	1,499,898
Chico’s FAS, Inc.	106,971	1,478,339
CST Brands, Inc.	58,087	2,087,066
Dick’s Sporting Goods, Inc.	71,849	3,200,873
Foot Locker, Inc.	106,933	7,244,711
Guess?, Inc.	50,033	1,053,195
Murphy USA, Inc.*	30,942	1,898,910
Office Depot, Inc.*	379,540	2,892,095
Rent-A-Center, Inc.	40,740	749,208
Williams-Sonoma, Inc.	64,713	4,772,584

		33,087,230

Technology Hardware, Storage & Peripherals 0.6%
3D Systems Corp.* (a)	81,711	822,013
Diebold, Inc.	49,825	1,837,048
Lexmark International, Inc., Class A	47,166	1,532,423
NCR Corp.*	121,219	3,224,425

		7,415,909

Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	40,107	3,644,924
Deckers Outdoor Corp.*	25,106	1,397,400
Kate Spade & Co.*	98,101	1,762,875
Skechers U.S.A., Inc., Class A*	98,202	3,063,902

		9,869,101

Thrifts & Mortgage Finance 0.7%
New York Community Bancorp, Inc. (a)	372,325	6,150,809
Washington Federal, Inc.	72,210	1,800,917

		7,951,726

Trading Companies & Distributors 0.6%
GATX Corp.	33,155	1,548,339
MSC Industrial Direct Co., Inc., Class A	37,199	2,334,981
NOW, Inc.* (a)	82,442	1,361,117
Watsco, Inc.	19,730	2,427,382

		7,671,819

Water Utilities 0.3%
Aqua America, Inc.	136,138	3,893,547

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	72,375	2,072,820

Total Common Stocks (cost $886,600,233)		1,179,707,723

Mutual Fund 0.1%

	Shares	Market Value

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	1,718,913	$1,718,913

Total Mutual Fund (cost $1,718,913)		1,718,913

Repurchase Agreement 2.4%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $28,392,990, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $28,960,705. (c)(d)	$28,392,848	28,392,848

Total Repurchase Agreement (cost $28,392,848)		28,392,848

Total Investments (cost $916,711,994) (e) — 100.6%		1,209,819,484

Liabilities in excess of other assets — (0.6%)		(7,020,576)

NET ASSETS — 100.0%		$1,202,798,908

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $29,381,644.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $30,111,761.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

91

Statement of Investments (Continued)

October 31, 2015

Nationwide Mid Cap Market Index Fund (Continued)

At October 31, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
160	S&P MID 400 E-Mini	12/18/15	$23,062,400	$486,291

At October 31, 2015, the Fund has $1,072,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

92

Statement of Assets and Liabilities

October 31, 2015

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value* (cost $888,319,146)	$1,181,426,636
Repurchase agreement, at value (cost $28,392,848)	28,392,848

Total Investments, at value (total cost $916,711,994)	1,209,819,484

Cash	19,509,739
Deposits with broker for futures contracts	1,072,000
Dividends receivable	648,200
Security lending income receivable	25,975
Receivable for investments sold	5,428,413
Receivable for capital shares issued	1,107,143
Receivable for variation margin on futures contracts	4,836
Prepaid expenses	25,316

Total Assets	1,237,641,106

Liabilities:
Payable for investments purchased	3,417,411
Payable for capital shares redeemed	859,566
Payable upon return of securities loaned (Note 2)	30,111,761
Accrued expenses and other payables:
Investment advisory fees	206,152
Fund administration fees	32,355
Distribution fees	78,309
Administrative servicing fees	59,021
Accounting and transfer agent fees	2,712
Trustee fees	2,894
Custodian fees	4,308
Compliance program costs (Note 3)	486
Professional fees	28,964
Printing fees	17,643
Other	20,616

Total Liabilities	34,842,198

Net Assets	$1,202,798,908

Represented by:
Capital	$792,509,767
Accumulated undistributed net investment income	2,981,104
Accumulated net realized gains from investments and futures transactions	113,714,256
Net unrealized appreciation/(depreciation) from investments	293,107,490
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	486,291

Net Assets	$1,202,798,908

Net Assets:
Class A Shares	$299,007,777
Class C Shares	12,090,140
Class R Shares	10,748,707
Institutional Class Shares	880,952,284

Total	$1,202,798,908

*	Includes value of securities on loan of $29,381,644 (Note 2).

93

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Mid Cap Market Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,079,040
Class C Shares	684,784
Class R Shares	582,695
Institutional Class Shares	46,813,658

Total	64,160,177

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$18.60
Class C Shares (b)	$17.66
Class R Shares	$18.45
Institutional Class Shares	$18.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.73

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

94

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$18,508,080
Income from securities lending (Note 2)	559,864
Interest income	39,661

Total Income	19,107,605

EXPENSES:
Investment advisory fees	2,606,994
Fund administration fees	390,382
Distribution fees Class A	814,000
Distribution fees Class C	98,059
Distribution fees Class R	57,206
Administrative servicing fees Class A	518,294
Administrative servicing fees Class C	7,904
Administrative servicing fees Class R	20,563
Registration and filing fees	43,973
Professional fees	61,261
Printing fees	34,027
Trustee fees	35,616
Custodian fees	47,208
Accounting and transfer agent fees	25,432
Compliance program costs (Note 3)	5,111
Other	159,329

Total Expenses	4,925,359

NET INVESTMENT INCOME	14,182,246

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	126,565,831
Net realized gains from futures transactions (Note 2)	2,092,363

Net realized gains from investments and futures transactions	128,658,194

Net change in unrealized appreciation/(depreciation) from investments	(98,596,084)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	115,276

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(98,480,808)

Net realized/unrealized gains from investments and futures transactions	30,177,386

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,359,632

The accompanying notes are an integral part of these financial statements.

95

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$14,182,246	$13,580,045
Net realized gains from investments and futures transactions	128,658,194	87,307,322
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(98,480,808)	34,460,701

Change in net assets resulting from operations	44,359,632	135,348,068

Distributions to Shareholders From:
Net investment income:
Class A	(3,214,207)	(2,225,039)
Class B (a)	–	(301)
Class C	(37,759)	(16,054)
Class R (b)	(65,128)	(87,038)
Institutional Class	(12,945,626)	(9,909,917)
Net realized gains:
Class A	(21,257,241)	(13,190,020)
Class B (a)	–	(4,494)
Class C	(485,651)	(179,997)
Class R (b)	(706,013)	(577,509)
Institutional Class	(62,813,789)	(37,388,966)

Change in net assets from shareholder distributions	(101,525,414)	(63,579,335)

Change in net assets from capital transactions	(29,163,293)	(2,749,059)

Change in net assets	(86,329,075)	69,019,674

Net Assets:
Beginning of year	1,289,127,983	1,220,108,309

End of year	$1,202,798,908	$1,289,127,983

Accumulated undistributed net investment income at end of year	$2,981,104	$4,957,446

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$66,245,474	$47,423,268
Proceeds from shares issued from class conversion	–	105,295
Dividends reinvested	22,910,628	14,425,895
Cost of shares redeemed	(93,787,165)	(72,142,572)

Total Class A Shares	(4,631,063)	(10,188,114)

Class B Shares (a)
Proceeds from shares issued	–	2,234
Dividends reinvested	–	4,764
Cost of shares redeemed in class conversion	–	(105,295)
Cost of shares redeemed	–	(38,893)

Total Class B Shares	–	(137,190)

Class C Shares
Proceeds from shares issued	6,863,183	2,438,944
Dividends reinvested	476,881	170,624
Cost of shares redeemed	(1,020,692)	(425,448)

Total Class C Shares	6,319,372	2,184,120

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

96

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$5,731,485	$9,099,167
Dividends reinvested	168,036	365,307
Cost of shares redeemed	(11,998,183)	(6,503,823)

Total Class R Shares	(6,098,662)	2,960,651

Institutional Class Shares
Proceeds from shares issued	74,605,641	47,433,080
Dividends reinvested	75,759,415	47,298,883
Cost of shares redeemed	(175,117,996)	(92,300,489)

Total Institutional Class Shares	(24,752,940)	2,431,474

Change in net assets from capital transactions	$(29,163,293)	$(2,749,059)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,458,650	2,517,334
Issued in class conversion	–	5,632
Reinvested	1,281,598	794,643
Redeemed	(4,894,199)	(3,813,771)

Total Class A Shares	(153,951)	(496,162)

Class B Shares (a)
Issued	–	124
Reinvested	–	271
Redeemed in class conversion	–	(5,815)
Redeemed	–	(2,141)

Total Class B Shares	–	(7,561)

Class C Shares
Issued	374,117	135,503
Reinvested	28,092	9,838
Redeemed	(56,589)	(23,279)

Total Class C Shares	345,620	122,062

Class R Shares (b)
Issued	305,995	485,897
Reinvested	9,483	20,300
Redeemed	(617,643)	(348,083)

Total Class R Shares	(302,165)	158,114

Institutional Class Shares
Issued	3,859,753	2,484,842
Reinvested	4,180,905	2,570,110
Redeemed	(8,977,446)	(4,797,895)

Total Institutional Class Shares	(936,788)	257,057

Total change in shares	(1,047,284)	33,510

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

97

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$19.62	0.16	0.31	0.47	(0.19)	(1.30)	(1.49)	–	$18.60	2.77%	$299,007,777	0.68%	0.82%		0.68%	18.60%
Year Ended October 31, 2014 (d)	$18.58	0.15	1.81	1.96	(0.13)	(0.79)	(0.92)	–	$19.62	10.98%	$318,463,597	0.68%	0.79%		0.68%	13.82%
Year Ended October 31, 2013 (d)	$14.74	0.15	4.46	4.61	(0.16)	(0.61)	(0.77)	–	$18.58	32.63%	$310,901,128	0.68%	0.88%		0.68%	11.97%
Year Ended October 31, 2012 (d)	$14.40	0.11	1.34	1.45	(0.04)	(1.07)	(1.11)	–	$14.74	11.38%	$232,877,271	0.70%	0.75%		0.70%	17.46%
Year Ended October 31, 2011 (d)	$13.64	0.08	0.95	1.03	(0.13)	(0.14)	(0.27)	–	$14.40	7.51%	$231,028,775	0.68%	0.55%		0.70%	23.58%

Class C Shares
Year Ended October 31, 2015 (d)	$18.72	0.02	0.32	0.34	(0.10)	(1.30)	(1.40)	–	$17.66	2.11%	$12,090,140	1.35%	0.13%		1.35%	18.60%
Year Ended October 31, 2014 (d)	$17.83	0.02	1.73	1.75	(0.07)	(0.79)	(0.86)	–	$18.72	10.20%	$6,350,081	1.34%	0.12%		1.34%	13.82%
Year Ended October 31, 2013 (d)	$14.19	0.03	4.31	4.34	(0.09)	(0.61)	(0.70)	–	$17.83	31.93%	$3,870,760	1.28%	0.21%		1.28%	11.97%
Year Ended October 31, 2012 (d)	$13.96	0.02	1.28	1.30	–	(1.07)	(1.07)	–	$14.19	10.61%	$1,530,845	1.30%	0.15%		1.30%	17.46%
Year Ended October 31, 2011 (d)	$13.27	(0.01)	0.93	0.92	(0.09)	(0.14)	(0.23)	–	$13.96	6.89%	$1,639,282	1.29%	(0.07%	)	1.31%	23.58%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$19.45	0.11	0.31	0.42	(0.12)	(1.30)	(1.42)	–	$18.45	2.48%	$10,748,707	0.95%	0.57%		0.95%	18.60%
Year Ended October 31, 2014 (d)	$18.45	0.11	1.80	1.91	(0.12)	(0.79)	(0.91)	–	$19.45	10.74%	$17,210,020	0.86%	0.61%		0.86%	13.82%
Year Ended October 31, 2013 (d)	$14.65	0.10	4.46	4.56	(0.15)	(0.61)	(0.76)	–	$18.45	32.52%	$13,406,939	0.78%	0.60%		0.78%	11.97%
Year Ended October 31, 2012 (d)	$14.35	0.10	1.33	1.43	(0.06)	(1.07)	(1.13)	–	$14.65	11.28%	$848,708	0.81%	0.66%		0.81%	17.46%
Year Ended October 31, 2011 (d)	$13.58	0.07	0.96	1.03	(0.12)	(0.14)	(0.26)	–	$14.35	7.39%	$3,789	0.77%	0.45%		0.77%	23.58%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$19.83	0.24	0.32	0.56	(0.27)	(1.30)	(1.57)	–	$18.82	3.21%	$880,952,284	0.27%	1.24%		0.27%	18.60%
Year Ended October 31, 2014 (d)	$18.78	0.23	1.82	2.05	(0.21)	(0.79)	(1.00)	–	$19.83	11.36%	$947,104,285	0.28%	1.19%		0.28%	13.82%
Year Ended October 31, 2013 (d)	$14.88	0.21	4.52	4.73	(0.22)	(0.61)	(0.83)	–	$18.78	33.23%	$891,793,194	0.29%	1.28%		0.29%	11.97%
Year Ended October 31, 2012 (d)	$14.56	0.17	1.34	1.51	(0.12)	(1.07)	(1.19)	–	$14.88	11.79%	$722,161,015	0.30%	1.15%		0.30%	17.46%
Year Ended October 31, 2011 (d)	$13.76	0.14	0.96	1.10	(0.16)	(0.14)	(0.30)	–	$14.56	7.92%	$670,936,967	0.29%	0.94%		0.31%	23.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

98

Fund Commentary	Nationwide S&P 500 Index Fund

For the annual period ended October 31, 2015, the Nationwide S&P 500 Index Fund (Institutional Class) returned 5.06% versus 5.20% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of S&P 500 Index Funds (consisting of 135 funds as of October 31, 2015) was 4.76% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. stocks rebounded in October 2014 and continued their climb through calendar year end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Federal Reserve (the “Fed’) moved toward tightening policy, the European Central Bank and Bank of Japan implemented easing measures to stimulate their economies and support their currencies. However, the U.S. equity market absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

However, U.S. stocks sold off in January 2015, as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. February was an upbeat month thanks to increased merger and acquisition (“M&A”) activity and strong earnings reports from cyclical technology companies. However, March saw investors retreat from U.S. equities in favor of appealing opportunities overseas as U.S. profit margins neared record highs and earnings growth weakened. U.S. economic data generally softened over the quarter with the exception of the labor market. However, an improving labor market furthered the appreciation of the U.S. dollar and stoked volatility as investors sharpened their focus on the Fed’s stance toward tightening monetary policy.

While the pace of economic growth in the first half of 2015 was far from inspiring, mixed data paradoxically boosted U.S. stocks given expectations that the softness would delay the Fed’s first rate hike. Still, U.S. stocks were relatively expensive, especially traditional defensive stocks such as utilities and telecommunications.

The third quarter of 2015 started well for U.S. markets, with strong manufacturing and construction data and M&A activity. It was short-lived, however, and volatility and uncertainty became the main themes of this quarter. Investors’ concerns started with the Greek debt crisis, falling oil prices and sell-off in Chinese equities. Volatility peaked in late August with the CBOE Volatility Index® (known as the “VIX®”) at 53 (the highest level since 2009) as market participants questioned global growth, the impact of a possible rate hike and a strong dollar.

Uncertainty in global financial markets led to decreased inflation expectations in the United States, and the lack of wage growth weighed on the Fed’s policy decision in mid-September. Despite the Fed’s decision not to increase rates, U.S. equity markets had their worst quarter of performance in more than three years.

From a sector perspective, consumer discretionary stocks (+20.86%) generated the strongest returns in the S&P 500® Index, followed by consumer staples (+9.38%) and health care (+7.58%). Declines were seen across energy (-19.31%), materials (-4.48%) and telecommunication services (-2.01%).

99

Fund Commentary (con’t)	Nationwide S&P 500 Index Fund

Futures had minimal to no impact on performance across all of Nationwide’s portfolios. No other derivatives are used.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

100

Fund Overview	Nationwide S&P 500 Index Fund

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreement	0.5%
Mutual Fund††	0.0%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries†††

Pharmaceuticals	6.2%
Oil, Gas & Consumable Fuels	6.0%
Banks	5.8%
Technology Hardware, Storage & Peripherals	4.5%
Software	4.2%
Internet Software & Services	4.0%
Information Technology Services	3.7%
Media	3.3%
Biotechnology	3.1%
Insurance	2.7%
Other Industries*	56.5%
100.0%

Top Holdings†††

Apple, Inc.	3.7%
Microsoft Corp.	2.3%
Exxon Mobil Corp.	1.9%
General Electric Co.	1.6%
Johnson & Johnson	1.5%
Berkshire Hathaway, Inc., Class B	1.4%
Wells Fargo & Co.	1.4%
Amazon.com, Inc.	1.3%
JPMorgan Chase & Co.	1.3%
Facebook, Inc., Class A	1.2%
Other Holdings*	82.4%
100.0%

Objective

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the S&P 500® Index.

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

101

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.64%	13.69%	7.28%
	w/SC2	(1.36)%	12.36%	6.65%
Class C	w/o SC1	3.94%	12.99%	6.57%
	w/SC3	2.96%	N/A	N/A
Class R4,5,6		4.26%	13.30%	6.98%
Institutional Service Class[4]		4.81%	13.84%	7.38%
Institutional Class[4]		5.06%	14.14%	7.65%
Service Class[4]		4.67%	13.69%	7.22%
S&P 500® Index		5.20%	14.33%	7.85%
CPI		0.17%	1.69%	1.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.58%
Class C	1.24%
Class R	0.92%
Institutional Service Class	0.42%
Institutional Class	0.17%
Service Class	0.57%

^	Current effective prospectus dated March 1, 2015 (as revised May 14, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

102

Fund Performance (con’t.)	Nationwide S&P 500 Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide S&P 500 Index Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

103

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide S&P 500 Index Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	1,005.20	3.08	0.61
	Hypothetical	(a)(b)	1,000.00	1,022.13	3.11	0.61
Class C Shares	Actual	(a)	1,000.00	1,002.20	6.26	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.95	6.31	1.24
Class R Shares	Actual	(a)	1,000.00	1,003.10	4.44	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(a)	1,000.00	1,006.10	2.12	0.42
	Hypothetical	(a)(b)	1,000.00	1,023.09	2.14	0.42
Institutional Class Shares	Actual	(a)	1,000.00	1,006.80	0.86	0.17
	Hypothetical	(a)(b)	1,000.00	1,024.35	0.87	0.17
Service Class Shares	Actual	(a)	1,000.00	1,005.40	2.88	0.57
	Hypothetical	(a)(b)	1,000.00	1,022.33	2.91	0.57

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

104

Statement of Investments

October 31, 2015

Nationwide S&P 500 Index Fund

Common Stocks 99.0%

	Shares	Market Value

Aerospace & Defense 2.7%
Boeing Co. (The)	86,221	$12,766,744
General Dynamics Corp.	40,854	6,070,087
Honeywell International, Inc.	105,279	10,873,215
L-3 Communications Holdings, Inc.	10,844	1,370,682
Lockheed Martin Corp.	36,033	7,921,134
Northrop Grumman Corp.	25,276	4,745,569
Precision Castparts Corp.	18,617	4,296,990
Raytheon Co.	41,096	4,824,670
Rockwell Collins, Inc.	17,814	1,544,830
Textron, Inc.	37,393	1,576,863
United Technologies Corp.	111,786	11,000,860

		66,991,644

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	19,094	1,324,742
Expeditors International of Washington, Inc.	25,607	1,274,973
FedEx Corp.	35,503	5,540,243
United Parcel Service, Inc., Class B	94,206	9,705,102

		17,845,060

Airlines 0.7%
American Airlines Group, Inc.	90,461	4,181,107
Delta Air Lines, Inc.	107,197	5,449,896
Southwest Airlines Co.	88,787	4,109,950
United Continental Holdings, Inc.*	50,929	3,071,528

		16,812,481

Auto Components 0.4%
BorgWarner, Inc.	30,473	1,304,854
Delphi Automotive PLC	38,387	3,193,415
Goodyear Tire & Rubber Co. (The)	36,332	1,193,143
Johnson Controls, Inc.	88,191	3,984,469

		9,675,881

Automobiles 0.6%
Ford Motor Co.	525,032	7,775,724
General Motors Co.	194,224	6,780,360
Harley-Davidson, Inc.	28,155	1,392,265

		15,948,349

Banks 5.8%
Bank of America Corp.	1,410,656	23,670,808
BB&T Corp.	104,642	3,887,450
Citigroup, Inc.	405,252	21,547,249
Comerica, Inc.	23,821	1,033,831
Fifth Third Bancorp	109,080	2,077,974
Huntington Bancshares, Inc.	108,468	1,189,894
JPMorgan Chase & Co.	498,589	32,034,343
KeyCorp	114,248	1,418,960
M&T Bank Corp.	17,909	2,146,394
People’s United Financial, Inc.	42,656	680,363
PNC Financial Services Group, Inc. (The)	69,322	6,257,004

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Regions Financial Corp.	180,516	$1,687,825
SunTrust Banks, Inc.	69,523	2,886,595
U.S. Bancorp	223,440	9,424,699
Wells Fargo & Co.	630,586	34,139,926
Zions Bancorporation	27,368	787,377

		144,870,692

Beverages 2.2%
Brown-Forman Corp., Class B	14,313	1,519,754
Coca-Cola Co. (The)	527,518	22,340,387
Coca-Cola Enterprises, Inc.	28,868	1,482,083
Constellation Brands, Inc., Class A	23,218	3,129,787
Dr. Pepper Snapple Group, Inc.	25,822	2,307,712
Molson Coors Brewing Co., Class B	21,502	1,894,326
Monster Beverage Corp.*	20,520	2,797,287
PepsiCo, Inc.	198,244	20,258,554

		55,729,890

Biotechnology 3.1%
Alexion Pharmaceuticals, Inc.*	30,477	5,363,952
Amgen, Inc.	102,399	16,197,474
Baxalta, Inc.	73,299	2,525,883
Biogen, Inc.*	30,145	8,757,424
Celgene Corp.*	106,453	13,062,848
Gilead Sciences, Inc.	197,923	21,401,414
Regeneron Pharmaceuticals, Inc.*	10,421	5,808,561
Vertex Pharmaceuticals, Inc.*	32,828	4,094,965

		77,212,521

Building Products 0.1%
Allegion PLC	12,886	839,781
Masco Corp.	46,641	1,352,589

		2,192,370

Capital Markets 2.1%
Affiliated Managers Group, Inc.*	7,371	1,328,697
Ameriprise Financial, Inc.	24,000	2,768,640
Bank of New York Mellon Corp. (The)	149,363	6,220,969
BlackRock, Inc.	17,289	6,085,209
Charles Schwab Corp. (The)	161,605	4,932,185
E*TRADE Financial Corp.*	39,042	1,113,087
Franklin Resources, Inc.	52,529	2,141,082
Goldman Sachs Group, Inc. (The)	54,257	10,173,188
Invesco Ltd.	58,007	1,924,092
Legg Mason, Inc.	14,791	661,897
Morgan Stanley	205,352	6,770,455
Northern Trust Corp.	29,544	2,079,602
State Street Corp.	54,953	3,791,757
T. Rowe Price Group, Inc.	34,516	2,610,100

		52,600,960

105

Statement of Investments (Continued)

October 31, 2015

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Chemicals 2.2%
Air Products & Chemicals, Inc.	26,032	$3,617,927
Airgas, Inc.	9,154	880,249
CF Industries Holdings, Inc.	31,696	1,609,206
Dow Chemical Co. (The)	156,269	8,074,419
E.I. du Pont de Nemours & Co.	121,915	7,729,411
Eastman Chemical Co.	20,064	1,448,019
Ecolab, Inc.	35,837	4,312,983
FMC Corp.	17,984	732,129
International Flavors & Fragrances, Inc.	10,894	1,264,358
LyondellBasell Industries NV, Class A	50,230	4,666,869
Monsanto Co.	63,155	5,887,309
Mosaic Co. (The)	45,419	1,534,708
PPG Industries, Inc.	36,613	3,817,271
Praxair, Inc.	38,592	4,287,185
Sherwin-Williams Co. (The)	10,668	2,846,543
Sigma-Aldrich Corp.	16,085	2,247,396

		54,955,982

Commercial Services & Supplies 0.4%
ADT Corp. (The) (a)	23,070	762,233
Cintas Corp.	12,027	1,119,593
Pitney Bowes, Inc.	27,832	574,731
Republic Services, Inc.	32,465	1,420,019
Stericycle, Inc.*	11,454	1,390,172
Tyco International PLC	56,704	2,066,294
Waste Management, Inc.	56,707	3,048,568

		10,381,610

Communications Equipment 1.5%
Cisco Systems, Inc.	686,135	19,794,995
F5 Networks, Inc.*	9,646	1,062,989
Harris Corp.	16,571	1,311,263
Juniper Networks, Inc.	47,220	1,482,236
Motorola Solutions, Inc.	21,434	1,499,737
QUALCOMM, Inc.	212,061	12,600,665

		37,751,885

Construction & Engineering 0.1%
Fluor Corp.	19,855	949,268
Jacobs Engineering Group, Inc.*	17,244	692,174
Quanta Services, Inc.*	27,526	553,548

		2,194,990

Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,021	1,399,608
Vulcan Materials Co.	17,867	1,725,595

		3,125,203

Consumer Finance 0.7%
American Express Co.	114,791	8,409,588
Capital One Financial Corp.	73,210	5,776,269
Discover Financial Services	58,727	3,301,632

Common Stocks (continued)

	Shares	Market Value

Consumer Finance (continued)
Navient Corp.	50,451	$665,449

		18,152,938

Containers & Packaging 0.2%
Avery Dennison Corp.	12,195	792,309
Ball Corp.	18,567	1,271,839
Owens-Illinois, Inc.*	21,332	459,705
Sealed Air Corp.	27,764	1,363,768
WestRock Co.	35,115	1,887,782

		5,775,403

Distributors 0.1%
Genuine Parts Co.	20,498	1,860,398

Diversified Consumer Services 0.0%†
H&R Block, Inc.	30,878	1,150,514

Diversified Financial Services 2.0%
Berkshire Hathaway, Inc., Class B*	252,804	34,386,400
CME Group, Inc.	45,517	4,299,991
Intercontinental Exchange, Inc.	14,888	3,757,731
Leucadia National Corp.	45,443	909,315
McGraw Hill Financial, Inc.	36,862	3,414,896
Moody’s Corp.	23,488	2,258,606
Nasdaq, Inc.	15,951	923,403

		49,950,342

Diversified Telecommunication Services 2.3%
AT&T, Inc.	829,796	27,806,464
CenturyLink, Inc.	75,925	2,141,844
Frontier Communications Corp. (a)	155,325	798,371
Level 3 Communications, Inc.*	38,902	1,982,057
Verizon Communications, Inc.	548,356	25,706,929

		58,435,665

Electric Utilities 1.7%
American Electric Power Co., Inc.	65,985	3,738,050
Duke Energy Corp.	93,135	6,656,358
Edison International	43,880	2,655,618
Entergy Corp.	24,178	1,647,972
Eversource Energy	42,780	2,179,213
Exelon Corp.	115,990	3,238,441
FirstEnergy Corp.	56,838	1,773,346
NextEra Energy, Inc.	62,116	6,376,829
Pepco Holdings, Inc.	34,049	906,725
Pinnacle West Capital Corp.	14,916	947,315
PPL Corp.	89,979	3,095,278
Southern Co. (The)	122,323	5,516,767
Xcel Energy, Inc.	68,270	2,432,460

		41,164,372

106

Statement of Investments (Continued)

October 31, 2015

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.5%
AMETEK, Inc.	32,528	$1,783,185
Eaton Corp. PLC	62,908	3,517,186
Emerson Electric Co.	88,526	4,181,083
Rockwell Automation, Inc.	18,128	1,978,853

		11,460,307

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	41,605	2,255,823
Corning, Inc.	165,473	3,077,798
FLIR Systems, Inc.	19,337	515,718
TE Connectivity Ltd.	54,233	3,494,774

		9,344,113

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	58,541	3,083,940
Cameron International Corp.*	25,779	1,753,230
Diamond Offshore Drilling, Inc. (a)	9,521	189,277
Ensco PLC, Class A	31,216	519,122
FMC Technologies, Inc.*	30,847	1,043,554
Halliburton Co.	114,594	4,398,118
Helmerich & Payne, Inc. (a)	14,499	815,859
National Oilwell Varco, Inc.	52,237	1,966,201
Schlumberger Ltd.	170,679	13,340,270
Transocean Ltd. (a)	45,664	722,861

		27,832,432

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	59,190	9,359,123
CVS Health Corp.	150,255	14,842,189
Kroger Co. (The)	131,140	4,957,092
Sysco Corp.	74,561	3,075,641
Walgreens Boots Alliance, Inc.	117,964	9,989,192
Wal-Mart Stores, Inc.	212,530	12,165,217
Whole Foods Market, Inc.	48,253	1,445,660

		55,834,114

Food Products 1.7%
Archer-Daniels-Midland Co.	82,175	3,752,110
Campbell Soup Co.	23,935	1,215,659
ConAgra Foods, Inc.	58,282	2,363,335
General Mills, Inc.	80,753	4,692,557
Hershey Co. (The)	19,766	1,753,047
Hormel Foods Corp.	18,152	1,226,168
J.M. Smucker Co. (The)	16,135	1,894,088
Kellogg Co.	34,351	2,422,432
Keurig Green Mountain, Inc.	16,181	821,186
Kraft Heinz Co. (The)	80,194	6,252,726
McCormick & Co., Inc., Non-Voting Shares	15,625	1,312,187
Mead Johnson Nutrition Co.	27,277	2,236,714
Mondelez International, Inc., Class A	217,169	10,024,521
Tyson Foods, Inc., Class A	41,077	1,822,176

		41,788,906

Common Stocks (continued)

	Shares	Market Value

Gas Utilities 0.0%†
AGL Resources, Inc.	16,145	$1,009,063

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	201,060	9,007,488
Baxter International, Inc.	73,299	2,740,650
Becton, Dickinson and Co.	28,200	4,019,064
Boston Scientific Corp.*	180,559	3,300,618
C.R. Bard, Inc.	10,000	1,863,500
DENTSPLY International, Inc.	19,056	1,159,558
Edwards Lifesciences Corp.*	14,486	2,276,475
Intuitive Surgical, Inc.*	4,964	2,465,122
Medtronic PLC	190,603	14,089,374
St. Jude Medical, Inc.	37,727	2,407,360
Stryker Corp.	42,697	4,082,687
Varian Medical Systems, Inc.*	13,357	1,048,925
Zimmer Biomet Holdings, Inc.	22,978	2,402,809

		50,863,630

Health Care Providers & Services 2.6%
Aetna, Inc.	47,030	5,398,103
AmerisourceBergen Corp.	27,716	2,674,871
Anthem, Inc.	35,274	4,908,377
Cardinal Health, Inc.	44,101	3,625,102
Cigna Corp.	34,662	4,646,095
DaVita HealthCare Partners, Inc.*	23,159	1,795,054
Express Scripts Holding Co.*	91,027	7,862,912
HCA Holdings, Inc.*	43,043	2,960,928
Henry Schein, Inc.*	11,262	1,708,558
Humana, Inc.	19,949	3,563,490
Laboratory Corp. of America Holdings*	13,522	1,659,690
McKesson Corp.	31,348	5,605,022
Patterson Cos., Inc.	11,824	560,458
Quest Diagnostics, Inc.	19,345	1,314,493
Tenet Healthcare Corp.*	13,277	416,500
UnitedHealth Group, Inc.	128,678	15,155,695
Universal Health Services, Inc., Class B	12,277	1,498,899

		65,354,247

Health Care Technology 0.1%
Cerner Corp.*	41,243	2,733,998

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	62,387	3,373,889
Chipotle Mexican Grill, Inc.*	4,182	2,677,442
Darden Restaurants, Inc.	15,376	951,620
Marriott International, Inc., Class A	26,886	2,064,307
McDonald’s Corp.	126,994	14,255,076
Royal Caribbean Cruises Ltd.	23,154	2,277,196
Starbucks Corp.	200,047	12,516,941
Starwood Hotels & Resorts Worldwide, Inc.	23,015	1,838,208
Wyndham Worldwide Corp.	16,168	1,315,267
Wynn Resorts Ltd. (a)	10,981	768,121

107

Statement of Investments (Continued)

October 31, 2015

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.	58,235	$4,129,444

		46,167,511

Household Durables 0.4%
D.R. Horton, Inc.	43,976	1,294,653
Garmin Ltd.	16,243	576,139
Harman International Industries, Inc.	9,727	1,069,581
Leggett & Platt, Inc.	18,559	835,712
Lennar Corp., Class A	23,441	1,173,691
Mohawk Industries, Inc.*	8,578	1,676,999
Newell Rubbermaid, Inc.	36,188	1,535,457
PulteGroup, Inc.	43,341	794,440
Whirlpool Corp.	10,592	1,696,203

		10,652,875

Household Products 1.8%
Clorox Co. (The)	17,352	2,115,903
Colgate-Palmolive Co.	121,450	8,058,207
Kimberly-Clark Corp.	49,036	5,870,100
Procter & Gamble Co. (The)	365,379	27,907,648

		43,951,858

Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	91,878	1,006,064
NRG Energy, Inc.	44,777	577,176

		1,583,240

Industrial Conglomerates 2.5%
3M Co.	84,159	13,230,636
Danaher Corp.	80,273	7,490,274
General Electric Co.	1,359,977	39,330,535
Roper Technologies, Inc.	13,538	2,522,806

		62,574,251

Information Technology Services 3.7%
Accenture PLC, Class A	84,343	9,041,570
Alliance Data Systems Corp.*	8,357	2,484,620
Automatic Data Processing, Inc.	62,883	5,470,192
Cognizant Technology Solutions Corp., Class A*	82,223	5,600,208
Computer Sciences Corp.	18,460	1,229,251
Fidelity National Information Services, Inc.	38,177	2,783,867
Fiserv, Inc.*	31,611	3,050,778
International Business Machines Corp.	121,657	17,041,713
MasterCard, Inc., Class A	134,690	13,332,963
Paychex, Inc.	43,400	2,238,572
PayPal Holdings, Inc.*	148,885	5,361,349
Teradata Corp.*	19,514	548,538
Total System Services, Inc.	22,826	1,197,224
Visa, Inc., Class A	263,190	20,418,280
Western Union Co. (The)	69,536	1,338,568
Xerox Corp.	135,597	1,273,256

		92,410,949

Common Stocks (continued)

	Shares	Market Value

Insurance 2.7%
ACE Ltd.	43,698	$4,961,471
Aflac, Inc.	58,435	3,725,231
Allstate Corp. (The)	53,959	3,338,983
American International Group, Inc.	174,291	10,990,790
Aon PLC	37,944	3,540,555
Assurant, Inc.	9,143	745,429
Chubb Corp. (The)	30,641	3,963,413
Cincinnati Financial Corp.	19,922	1,199,902
Genworth Financial, Inc., Class A*	68,638	321,226
Hartford Financial Services Group, Inc. (The)	55,933	2,587,461
Lincoln National Corp.	34,077	1,823,460
Loews Corp.	38,713	1,411,476
Marsh & McLennan Cos., Inc.	71,369	3,978,108
MetLife, Inc.	150,276	7,570,905
Principal Financial Group, Inc.	36,909	1,851,355
Progressive Corp. (The)	79,081	2,619,954
Prudential Financial, Inc.	61,009	5,033,242
Torchmark Corp.	15,701	910,815
Travelers Cos., Inc. (The)	41,978	4,738,896
Unum Group	33,604	1,164,379
XL Group PLC	41,297	1,572,590

		68,049,641

Internet & Catalog Retail 2.1%
Amazon.com, Inc.*	51,725	32,374,678
Expedia, Inc.	13,429	1,830,373
Netflix, Inc.*	57,416	6,222,746
Priceline Group, Inc. (The)*	6,843	9,951,364
TripAdvisor, Inc.*	15,076	1,263,067

		51,642,228

Internet Software & Services 4.0%
Akamai Technologies, Inc.*	24,048	1,462,599
Alphabet, Inc., Class A*	39,100	28,831,949
Alphabet, Inc., Class C*	39,876	28,344,260
eBay, Inc.*	151,165	4,217,503
Facebook, Inc., Class A*	304,516	31,051,497
VeriSign, Inc.* (a)	13,471	1,085,763
Yahoo!, Inc.*	116,725	4,157,744

		99,151,315

Leisure Products 0.1%
Hasbro, Inc.	15,089	1,159,288
Mattel, Inc.	45,567	1,120,037

		2,279,325

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	44,874	1,694,442
PerkinElmer, Inc.	15,245	787,252
Thermo Fisher Scientific, Inc.	53,610	7,011,116
Waters Corp.*	11,137	1,423,308

		10,916,118

108

Statement of Investments (Continued)

October 31, 2015

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery 1.2%
Caterpillar, Inc.	81,298	$5,933,941
Cummins, Inc.	22,583	2,337,566
Deere & Co.	42,069	3,281,382
Dover Corp.	21,081	1,358,249
Flowserve Corp.	18,140	840,970
Illinois Tool Works, Inc.	44,436	4,085,446
Ingersoll-Rand PLC	35,652	2,112,738
PACCAR, Inc.	47,784	2,515,828
Parker-Hannifin Corp.	18,677	1,955,482
Pentair PLC	24,194	1,352,928
Snap-on, Inc.	7,855	1,303,066
Stanley Black & Decker, Inc.	20,704	2,194,210
Xylem, Inc.	24,701	899,363

		30,171,169

Media 3.3%
Cablevision Systems Corp., Class A	29,488	961,014
CBS Corp., Non-Voting Shares, Class B	59,941	2,788,455
Comcast Corp., Class A (a)	334,968	20,980,158
Discovery Communications, Inc., Class A*	20,583	605,964
Discovery Communications, Inc., Class C*	35,666	981,528
Interpublic Group of Cos., Inc. (The)	55,614	1,275,229
News Corp., Class A	51,370	791,098
News Corp., Class B	14,529	224,909
Omnicom Group, Inc.	32,904	2,465,168
Scripps Networks Interactive, Inc., Class A	12,714	763,857
TEGNA, Inc.	30,553	826,153
Time Warner Cable, Inc.	38,201	7,235,269
Time Warner, Inc.	110,061	8,291,996
Common Stocks (continued)
Twenty-First Century Fox, Inc., Class A	164,673	5,053,814
Twenty-First Century Fox, Inc., Class B	58,134	1,795,178
Viacom, Inc., Class B	46,829	2,309,138
Walt Disney Co. (The)	209,098	23,782,807

		81,131,735

Metals & Mining 0.3%
Alcoa, Inc.	176,651	1,577,493
Freeport-McMoRan, Inc.	140,071	1,648,636
Newmont Mining Corp.	71,224	1,386,019
Nucor Corp.	42,981	1,818,096

		6,430,244

Multiline Retail 0.6%
Dollar General Corp.	40,014	2,711,749
Dollar Tree, Inc.*	31,665	2,073,741
Kohl’s Corp.	26,650	1,229,098
Macy’s, Inc.	44,561	2,271,720
Nordstrom, Inc.	18,989	1,238,273
Target Corp.	84,680	6,535,602

		16,060,183

Common Stocks (continued)

	Shares	Market Value

Multi-Utilities 1.2%
Ameren Corp.	32,678	$1,427,375
CenterPoint Energy, Inc.	57,940	1,074,787
CMS Energy Corp.	37,170	1,340,722
Consolidated Edison, Inc.	39,444	2,593,443
Dominion Resources, Inc.	79,928	5,709,257
DTE Energy Co.	24,152	1,970,562
NiSource, Inc.	42,579	815,814
PG&E Corp.	65,928	3,520,555
Public Service Enterprise Group, Inc.	68,129	2,813,046
SCANA Corp.	19,248	1,139,866
Sempra Energy	31,763	3,252,849
TECO Energy, Inc.	31,291	844,857
WEC Energy Group, Inc.	42,453	2,188,877

		28,692,010

Oil, Gas & Consumable Fuels 5.9%
Anadarko Petroleum Corp.	68,408	4,575,127
Apache Corp.	50,787	2,393,591
Cabot Oil & Gas Corp.	55,704	1,209,334
Chesapeake Energy Corp. (a)	69,288	494,023
Chevron Corp.	253,914	23,075,704
Cimarex Energy Co.	12,604	1,488,028
Columbia Pipeline Group, Inc.	42,744	887,793
ConocoPhillips	166,050	8,858,767
CONSOL Energy, Inc.	30,665	204,229
Devon Energy Corp.	52,044	2,182,205
EOG Resources, Inc.	73,929	6,346,805
EQT Corp.	20,518	1,355,624
Exxon Mobil Corp.	563,101	46,590,977
Hess Corp.	32,899	1,849,253
Kinder Morgan, Inc.	242,614	6,635,493
Marathon Oil Corp.	90,901	1,670,760
Marathon Petroleum Corp.	72,381	3,749,336
Murphy Oil Corp.	22,506	639,846
Newfield Exploration Co.*	22,391	899,894
Noble Energy, Inc.	57,308	2,053,919
Occidental Petroleum Corp.	103,042	7,680,751
ONEOK, Inc.	28,116	953,695
Phillips 66	64,600	5,752,630
Pioneer Natural Resources Co.	20,108	2,757,611
Range Resources Corp. (a)	22,426	682,647
Southwestern Energy Co.*	52,119	575,394
Spectra Energy Corp.	90,413	2,583,099
Tesoro Corp.	16,586	1,773,541
Valero Energy Corp.	67,000	4,416,640
Williams Cos., Inc. (The)	91,863	3,623,077

		147,959,793

Paper & Forest Products 0.1%
International Paper Co.	56,242	2,400,971

Personal Products 0.1%
Estee Lauder Cos., Inc. (The), Class A	30,453	2,450,248

109

Statement of Investments (Continued)

October 31, 2015

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 6.1%
AbbVie, Inc.	223,442	$13,305,971
Allergan PLC*	53,141	16,392,404
Bristol-Myers Squibb Co.	225,114	14,846,268
Eli Lilly & Co.	131,523	10,728,331
Endo International PLC*	28,063	1,683,500
Johnson & Johnson	373,180	37,702,376
Mallinckrodt PLC*	15,754	1,034,565
Merck & Co., Inc.	380,494	20,797,802
Mylan NV*	55,437	2,444,217
Perrigo Co. PLC	19,699	3,107,320
Pfizer, Inc.	831,055	28,106,280
Zoetis, Inc.	61,858	2,660,513

		152,809,547

Professional Services 0.3%
Dun & Bradstreet Corp. (The)	4,973	566,275
Equifax, Inc.	16,028	1,708,104
Nielsen Holdings PLC	49,710	2,361,722
Robert Half International, Inc.	18,192	957,991
Verisk Analytics, Inc., Class A*	20,892	1,496,076

		7,090,168

Real Estate Investment Trusts (REITs) 2.6%
American Tower Corp.	56,981	5,825,168
Apartment Investment & Management Co., Class A	21,048	824,871
AvalonBay Communities, Inc.	17,803	3,112,498
Boston Properties, Inc.	20,661	2,600,187
Crown Castle International Corp.	44,949	3,841,341
Equinix, Inc.	7,667	2,274,646
Equity Residential	49,022	3,790,381
Essex Property Trust, Inc.	8,802	1,940,313
General Growth Properties, Inc.	78,879	2,283,547
HCP, Inc.	62,178	2,313,022
Host Hotels & Resorts, Inc.	102,042	1,768,388
Iron Mountain, Inc.	25,231	773,078
Kimco Realty Corp.	55,589	1,488,117
Macerich Co. (The)	18,163	1,539,133
Plum Creek Timber Co., Inc.	23,653	963,623
Prologis, Inc.	70,578	3,015,798
Public Storage	19,835	4,551,339
Realty Income Corp.	31,318	1,548,988
Simon Property Group, Inc.	41,735	8,407,933
SL Green Realty Corp.	13,412	1,590,931
Ventas, Inc.	44,563	2,393,924
Vornado Realty Trust	23,905	2,403,648
Welltower, Inc.	47,277	3,066,859
Weyerhaeuser Co.	69,729	2,045,152

		64,362,885

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	39,096	1,457,499

Common Stocks (continued)

	Shares	Market Value

Road & Rail 0.8%
CSX Corp.	133,059	$3,591,263
J.B. Hunt Transport Services, Inc.	12,401	947,064
Kansas City Southern	14,888	1,232,131
Norfolk Southern Corp.	40,678	3,255,460
Ryder System, Inc.	7,100	509,638
Union Pacific Corp.	117,060	10,459,311

		19,994,867

Semiconductors & Semiconductor Equipment 2.4%
Altera Corp.	40,550	2,130,903
Analog Devices, Inc.	42,227	2,538,687
Applied Materials, Inc.	161,818	2,713,688
Avago Technologies Ltd.	35,073	4,318,538
Broadcom Corp., Class A	75,388	3,874,943
First Solar, Inc.*	10,367	591,645
Intel Corp.	640,161	21,675,851
KLA-Tencor Corp.	21,538	1,445,631
Lam Research Corp.	21,323	1,633,129
Linear Technology Corp.	32,251	1,432,589
Microchip Technology, Inc.	28,494	1,375,975
Micron Technology, Inc.*	145,090	2,402,690
NVIDIA Corp.	68,834	1,952,821
Qorvo, Inc.*	20,126	884,135
Skyworks Solutions, Inc.	25,737	1,987,926
Texas Instruments, Inc.	138,505	7,856,004
Xilinx, Inc.	34,827	1,658,462

		60,473,617

Software 4.2%
Activision Blizzard, Inc.	67,479	2,345,570
Adobe Systems, Inc.*	67,088	5,948,022
Autodesk, Inc.*	30,660	1,692,126
CA, Inc.	42,635	1,181,416
Citrix Systems, Inc.*	21,588	1,772,375
Electronic Arts, Inc.*	41,877	3,018,075
Intuit, Inc.	37,405	3,644,369
Microsoft Corp.	1,079,763	56,838,724
Oracle Corp.	438,793	17,042,720
Red Hat, Inc.*	24,689	1,953,147
salesforce.com, Inc.*	83,538	6,491,738
Symantec Corp.	91,679	1,888,587

		103,816,869

Specialty Retail 2.6%
Advance Auto Parts, Inc.	9,856	1,955,726
AutoNation, Inc.*	10,386	656,291
AutoZone, Inc.*	4,164	3,266,283
Bed Bath & Beyond, Inc.*	23,072	1,375,783
Best Buy Co., Inc.	41,409	1,450,557
CarMax, Inc.*	28,179	1,662,843
GameStop Corp., Class A (a)	14,356	661,381
Gap, Inc. (The)	32,059	872,646

110

Statement of Investments (Continued)

October 31, 2015

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Home Depot, Inc. (The)	172,950	$21,383,538
L Brands, Inc.	34,650	3,325,707
Lowe’s Cos., Inc.	124,782	9,212,655
O’Reilly Automotive, Inc.*	13,411	3,704,923
Ross Stores, Inc.	55,729	2,818,773
Signet Jewelers Ltd.	10,792	1,628,945
Staples, Inc.	86,282	1,120,803
Tiffany & Co.	15,131	1,247,400
TJX Cos., Inc. (The)	90,879	6,651,434
Tractor Supply Co.	18,374	1,697,574
Urban Outfitters, Inc.*	12,868	368,025

		65,061,287

Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	769,307	91,932,187
EMC Corp.	259,335	6,799,764
HP, Inc.	243,283	6,558,910
NetApp, Inc.	40,410	1,373,940
SanDisk Corp.	27,529	2,119,733
Seagate Technology PLC (a)	40,721	1,549,841
Western Digital Corp.	31,092	2,077,567

		112,411,942

Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.	37,210	1,160,952
Fossil Group, Inc.*	5,579	303,553
Hanesbrands, Inc.	54,096	1,727,826
Michael Kors Holdings Ltd.*	26,111	1,008,929
NIKE, Inc., Class B	91,449	11,982,563
PVH Corp.	11,137	1,012,910
Ralph Lauren Corp.	8,139	901,557
Under Armour, Inc., Class A*	24,272	2,307,782
VF Corp.	45,788	3,091,606

		23,497,678

Thrifts & Mortgage Finance 0.0%†
Hudson City Bancorp, Inc. (a)	64,090	648,591

Tobacco 1.6%
Altria Group, Inc.	264,851	16,015,540
Philip Morris International, Inc.	209,118	18,486,031
Reynolds American, Inc.	111,964	5,410,101

		39,911,672

Trading Companies & Distributors 0.2%
Fastenal Co. (a)	39,073	1,530,099
United Rentals, Inc.*	13,060	977,671
W.W. Grainger, Inc.	8,172	1,716,120

		4,223,890

Total Common Stocks (cost $1,527,055,268)		2,471,436,136

Mutual Fund 0.0%

	Shares	Market Value

Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	794,161	$794,161

Total Mutual Fund (cost $794,161)		794,161

Repurchase Agreement 0.5%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $13,117,944, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $13,380,236. (c)(d)	$13,117,878	13,117,878

Total Repurchase Agreement (cost $13,117,878)		13,117,878

Total Investments (cost $1,540,967,307) (e) — 99.5%		2,485,348,175

Other assets in excess of liabilities — 0.5%		11,769,990

NET ASSETS — 100.0%		$2,497,118,165

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $13,596,309.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $13,912,039.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

111

Statement of Investments (Continued)

October 31, 2015

Nationwide S&P 500 Index Fund (Continued)

At October 31, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
310	E-Mini S&P 500	12/18/15	$32,142,350	$2,200,446

At October 31, 2015 the fund had $1,518,000 segregated as collateral with the broker for open futures contract.

The accompanying notes are an integral part of these financial statements.

112

Statement of Assets and Liabilities

October 31, 2015

Nationwide S&P 500 Index Fund
Assets:
Investments, at value* (cost $1,527,849,429)	$2,472,230,297
Repurchase agreement, at value (cost $13,117,878)	13,117,878

Total Investments, at value (total cost $1,540,967,307)	2,485,348,175

Cash	28,965,116
Deposits with broker for futures contracts	1,518,000
Dividends receivable	2,602,179
Security lending income receivable	11,118
Receivable for investments sold	446,223
Receivable for capital shares issued	617,765
Prepaid expenses	36,659

Total Assets	2,519,545,235

Liabilities:
Payable for capital shares redeemed	7,701,515
Payable for variation margin on futures contracts	145,703
Payable upon return of securities loaned (Note 2)	13,912,039
Accrued expenses and other payables:
Investment advisory fees	244,057
Fund administration fees	62,410
Distribution fees	88,892
Administrative servicing fees	194,513
Accounting and transfer agent fees	4,612
Trustee fees	5,816
Custodian fees	9,266
Compliance program costs (Note 3)	952
Professional fees	36,908
Printing fees	14,804
Other	5,583

Total Liabilities	22,427,070

Net Assets	$2,497,118,165

Represented by:
Capital	$1,377,118,847
Accumulated undistributed net investment income	11,037,582
Accumulated net realized gains from investments and futures transactions	162,380,422
Net unrealized appreciation/(depreciation) from investments	944,380,868
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	2,200,446

Net Assets	$2,497,118,165

*	Includes value of securities on loan of $13,596,309 (Note 2).

113

Statement of Assets and Liabilities (Continued)

October 31, 2015

Net Assets:	Nationwide S&P 500 Index Fund
Net Assets:
Class A Shares	$118,892,195
Class C Shares	23,616,808
Class R Shares	2,257,699
Institutional Service Class Shares	248,015,509
Institutional Class Shares	1,755,329,648
Service Class Shares	349,006,306

Total	$2,497,118,165

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,787,318
Class C Shares	1,572,798
Class R Shares	148,000
Institutional Service Class Shares	16,166,762
Institutional Class Shares	114,196,677
Service Class Shares	22,843,495

Total	162,715,050

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.27
Class C Shares (b)	$15.02
Class R Shares	$15.25
Institutional Service Class Shares	$15.34
Institutional Class Shares	$15.37
Service Class Shares	$15.28
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.20

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

114

Statement of Operations

For the Year Ended October 31, 2015

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$58,672,357
Income from securities lending (Note 2)	139,359
Interest income	65,509
Foreign tax withholding	(13,219)

Total Income	58,864,006

EXPENSES:
Investment advisory fees	3,120,192
Fund administration fees	765,858
Distribution fees Class A	315,441
Distribution fees Class C	189,166
Distribution fees Class R	8,916
Distribution fees Service Class	607,338
Administrative servicing fees Class A	234,464
Administrative servicing fees Class C	13,173
Administrative servicing fees Class R	4,086
Administrative servicing fees Institutional Service Class	596,767
Administrative servicing fees Service Class	1,012,226
Registration and filing fees	83,292
Professional fees	104,499
Printing fees	31,085
Trustee fees	75,187
Custodian fees	100,363
Accounting and transfer agent fees	41,361
Compliance program costs (Note 3)	10,737
Other	130,985

Total Expenses	7,445,136

NET INVESTMENT INCOME	51,418,870

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	221,194,673
Net realized gains from futures transactions (Note 2)	3,972,257

Net realized gains from investments and futures transactions	225,166,930

Net change in unrealized appreciation/(depreciation) from investments	(138,290,005)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	368,360

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(137,921,645)

Net realized/unrealized gains from investments and futures transactions	87,245,285

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$138,664,155

The accompanying notes are an integral part of these financial statements.

115

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$51,418,870	$45,502,728
Net realized gains from investments and futures transactions	225,166,930	108,702,120
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(137,921,645)	256,809,670

Change in net assets resulting from operations	138,664,155	411,014,518

Distributions to Shareholders From:
Net investment income:
Class A	(2,159,600)	(1,762,494)
Class B (a)	–	(39,697)
Class C	(192,051)	(126,990)
Class R (b)	(18,938)	(25,738)
Institutional Service Class	(4,409,850)	(3,033,195)
Institutional Class	(40,760,077)	(35,094,687)
Service Class	(7,210,912)	(6,004,490)
Net realized gains:
Class A	(4,697,326)	(8,339,102)
Class B (a)	–	(395,595)
Class C	(539,532)	(1,012,481)
Class R (b)	(45,808)	(151,053)
Institutional Service Class	(8,440,776)	(12,477,206)
Institutional Class	(74,509,956)	(130,541,896)
Service Class	(16,249,032)	(29,215,873)

Change in net assets from shareholder distributions	(159,233,858)	(228,220,497)

Change in net assets from capital transactions	(170,246,898)	(24,513,339)

Change in net assets	(190,816,601)	158,280,682

Net Assets:
Beginning of year	2,687,934,766	2,529,654,084

End of year	$2,497,118,165	$2,687,934,766

Accumulated undistributed net investment income at end of year	$11,037,582	$14,756,585

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$38,902,747	$35,226,878
Proceeds from shares issued from class conversion	–	4,837,729
Dividends reinvested	5,948,011	8,852,907
Cost of shares redeemed	(48,790,022)	(45,709,156)

Total Class A Shares	(3,939,264)	3,208,358

Class B Shares (a)
Proceeds from shares issued	–	33,943
Dividends reinvested	–	80,570
Cost of shares redeemed in class conversion	–	(4,837,729)
Cost of shares redeemed	–	(728,532)

Total Class B Shares	–	(5,451,748)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

116

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$13,454,612	$4,713,985
Dividends reinvested	501,999	828,660
Cost of shares redeemed	(3,752,235)	(6,688,582)

Total Class C Shares	10,204,376	(1,145,937)

Class R Shares (b)
Proceeds from shares issued	1,666,657	667,892
Dividends reinvested	64,746	176,791
Cost of shares redeemed	(2,070,210)	(472,137)

Total Class R Shares	(338,807)	372,546

Institutional Service Class Shares
Proceeds from shares issued	43,208,642	41,500,189
Dividends reinvested	12,830,343	15,510,401
Cost of shares redeemed	(26,810,703)	(22,937,375)

Total Institutional Service Class Shares	29,228,282	34,073,215

Institutional Class Shares
Proceeds from shares issued	195,025,626	75,727,239
Dividends reinvested	115,269,954	165,636,583
Cost of shares redeemed	(478,179,343)	(257,933,031)

Total Institutional Class Shares	(167,883,763)	(16,569,209)

Service Class Shares
Proceeds from shares issued	79,381,964	23,422,091
Dividends reinvested	23,459,938	35,217,010
Cost of shares redeemed	(140,359,624)	(97,639,665)

Total Service Shares	(37,517,722)	(39,000,564)

Change in net assets from capital transactions	$(170,246,898)	$(24,513,339)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,575,869	2,429,608
Issued in class conversion	–	345,399
Reinvested	409,764	639,776
Redeemed	(3,227,826)	(3,153,052)

Total Class A Shares	(242,193)	261,731

Class B Shares (a)
Issued	–	2,442
Reinvested	–	5,877
Redeemed in class conversion	–	(347,326)
Redeemed	–	(51,840)

Total Class B Shares	–	(390,847)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

117

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	905,679	330,702
Reinvested	35,144	60,922
Redeemed	(250,913)	(471,942)

Total Class C Shares	689,910	(80,318)

Class R Shares (b)
Issued	110,813	46,057
Reinvested	4,462	12,820
Redeemed	(133,116)	(32,455)

Total Class R Shares	(17,841)	26,422

Institutional Service Class Shares
Issued	2,845,025	2,835,098
Reinvested	879,451	1,114,401
Redeemed	(1,755,639)	(1,572,145)

Total Institutional Service Class Shares	1,968,837	2,377,354

Institutional Class Shares
Issued	12,678,228	5,223,355
Reinvested	7,883,256	11,876,434
Redeemed	(30,885,836)	(17,390,030)

Total Institutional Class Shares	(10,324,352)	(290,241)

Service Class Shares
Issued	5,161,202	1,607,400
Reinvested	1,616,092	2,543,691
Redeemed	(9,207,638)	(6,730,212)

Total Service Shares	(2,430,344)	(2,579,121)

Total change in shares	(10,355,983)	(675,020)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

118

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2015 (d)	$15.45	0.24	(e)	0.42	0.66	(0.26)	(0.58)	(0.84)	$15.27	4.64%		$118,892,195	0.60%	1.59%	(e)	0.60%	9.70%
Year Ended October 31, 2014 (d)	$14.50	0.21		2.03	2.24	(0.22)	(1.07)	(1.29)	$15.45	16.51%	(f)	$124,089,880	0.57%	1.44%		0.57%	3.76%
Year Ended October 31, 2013 (d)	$11.73	0.22		2.83	3.05	(0.18)	(0.10)	(0.28)	$14.50	26.50%		$112,594,934	0.57%	1.65%		0.57%	3.67%
Year Ended October 31, 2012 (d)	$10.47	0.18		1.32	1.50	(0.17)	(0.07)	(0.24)	$11.73	14.53%		$81,276,957	0.57%	1.63%		0.58%	3.71%
Year Ended October 31, 2011 (d)	$9.91	0.15		0.59	0.74	(0.18)	–	(0.18)	$10.47	7.46%		$73,439,959	0.62%	1.43%		0.63%	4.12%

Class C Shares
Year Ended October 31, 2015 (d)	$15.22	0.14	(e)	0.41	0.55	(0.17)	(0.58)	(0.75)	$15.02	3.94%		$23,616,808	1.23%	0.93%	(e)	1.23%	9.70%
Year Ended October 31, 2014 (d)	$14.30	0.12		2.00	2.12	(0.13)	(1.07)	(1.20)	$15.22	15.84%		$13,434,014	1.22%	0.81%		1.22%	3.76%
Year Ended October 31, 2013 (d)	$11.58	0.13		2.81	2.94	(0.12)	(0.10)	(0.22)	$14.30	25.79%		$13,770,861	1.18%	0.98%		1.18%	3.67%
Year Ended October 31, 2012 (d)	$10.35	0.11		1.29	1.40	(0.10)	(0.07)	(0.17)	$11.58	13.80%		$5,938,136	1.21%	0.98%		1.21%	3.71%
Year Ended October 31, 2011 (d)	$9.80	0.09		0.58	0.67	(0.12)	–	(0.12)	$10.35	6.85%		$3,412,978	1.20%	0.82%		1.21%	4.12%

Class R Shares (g)
Year Ended October 31, 2015 (d)	$15.41	0.20	(e)	0.41	0.61	(0.19)	(0.58)	(0.77)	$15.25	4.26%		$2,257,699	0.90%	1.31%	(e)	0.90%	9.70%
Year Ended October 31, 2014 (d)	$14.46	0.16		2.03	2.19	(0.17)	(1.07)	(1.24)	$15.41	16.18%		$2,555,336	0.92%	1.09%		0.92%	3.76%
Year Ended October 31, 2013 (d)	$11.69	0.17		2.83	3.00	(0.13)	(0.10)	(0.23)	$14.46	26.06%		$2,015,761	0.93%	1.30%		0.93%	3.67%
Year Ended October 31, 2012 (d)	$10.45	0.14		1.31	1.45	(0.14)	(0.07)	(0.21)	$11.69	14.18%		$1,463,340	0.92%	1.24%		0.93%	3.71%
Year Ended October 31, 2011 (d)	$9.90	0.11		0.59	0.70	(0.15)	–	(0.15)	$10.45	7.06%		$774,839	0.95%	1.07%		0.95%	4.12%

Institutional Service Class Shares
Year Ended October 31, 2015 (d)	$15.52	0.27	(e)	0.42	0.69	(0.29)	(0.58)	(0.87)	$15.34	4.81%		$248,015,509	0.42%	1.77%	(e)	0.42%	9.70%
Year Ended October 31, 2014 (d)	$14.55	0.23		2.05	2.28	(0.24)	(1.07)	(1.31)	$15.52	16.77%		$220,404,555	0.42%	1.59%		0.42%	3.76%
Year Ended October 31, 2013 (d)	$11.77	0.23		2.85	3.08	(0.20)	(0.10)	(0.30)	$14.55	26.65%		$172,046,113	0.44%	1.76%		0.44%	3.67%
Year Ended October 31, 2012 (d)	$10.51	0.20		1.32	1.52	(0.19)	(0.07)	(0.26)	$11.77	14.71%		$93,780,481	0.46%	1.74%		0.46%	3.71%
Year Ended October 31, 2011 (d)	$9.96	0.17		0.58	0.75	(0.20)	–	(0.20)	$10.51	7.55%		$81,543,635	0.45%	1.57%		0.46%	4.12%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$15.55	0.31	(e)	0.42	0.73	(0.33)	(0.58)	(0.91)	$15.37	5.06%		$1,755,329,648	0.17%	2.03%	(e)	0.17%	9.70%
Year Ended October 31, 2014 (d)	$14.58	0.27		2.05	2.32	(0.28)	(1.07)	(1.35)	$15.55	17.03%		$1,936,643,234	0.17%	1.85%		0.17%	3.76%
Year Ended October 31, 2013 (d)	$11.79	0.27		2.85	3.12	(0.23)	(0.10)	(0.33)	$14.58	26.98%		$1,819,663,954	0.19%	2.07%		0.19%	3.67%
Year Ended October 31, 2012 (d)	$10.53	0.23		1.31	1.54	(0.21)	(0.07)	(0.28)	$11.79	14.96%		$1,968,477,602	0.21%	2.00%		0.21%	3.71%
Year Ended October 31, 2011 (d)	$9.97	0.19		0.60	0.79	(0.23)	–	(0.23)	$10.53	7.91%		$1,880,635,492	0.20%	1.82%		0.21%	4.12%

Service Class Shares
Year Ended October 31, 2015 (d)	$15.46	0.25	(e)	0.42	0.67	(0.27)	(0.58)	(0.85)	$15.28	4.67%		$349,006,306	0.57%	1.63%	(e)	0.57%	9.70%
Year Ended October 31, 2014 (d)	$14.50	0.21		2.04	2.25	(0.22)	(1.07)	(1.29)	$15.46	16.58%		$390,807,747	0.57%	1.45%		0.57%	3.76%
Year Ended October 31, 2013 (d)	$11.73	0.22		2.83	3.05	(0.18)	(0.10)	(0.28)	$14.50	26.44%		$403,929,280	0.59%	1.66%		0.59%	3.67%
Year Ended October 31, 2012 (d)	$10.46	0.18		1.32	1.50	(0.16)	(0.07)	(0.23)	$11.73	14.60%		$362,511,511	0.61%	1.60%		0.61%	3.71%
Year Ended October 31, 2011 (d)	$9.91	0.15		0.58	0.73	(0.18)	–	(0.18)	$10.46	7.42%		$348,833,896	0.60%	1.42%		0.61%	4.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	During the year ended October 31, 2015 the Fund received a large special dividend distribution from Mylan NV. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.02 and 0.12%. lower, respectively.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

119

Fund Commentary	Nationwide Small Cap Index Fund

For the annual period ended October 31, 2015, the Nationwide Small Cap Index Fund (Institutional Class) returned 0.32% versus 0.34% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 795 funds as of October 31, 2015) was 0.63% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. stocks rebounded in October 2014 and continued their climb through calendar year end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Federal Reserve (the “Fed’) moved toward tightening policy, the European Central Bank and Bank of Japan implemented easing measures to stimulate their economies and support their currencies. However, the U.S. equity market absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

However, U.S. stocks sold off in January 2015, as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. February was an upbeat month thanks to increased merger and acquisition (“M&A”) activity and strong earnings reports from cyclical technology companies. However, March saw investors retreat from U.S. equities in favor of appealing opportunities overseas as U.S. profit margins neared record highs and earnings growth weakened. U.S. economic data generally softened over the quarter with the exception of the labor market. However, an improving labor market furthered the appreciation of the U.S. dollar and stoked volatility as investors sharpened their focus on the Fed’s stance toward tightening monetary policy.

While the pace of economic growth in the first half of 2015 was far from inspiring, mixed data paradoxically boosted U.S. stocks given expectations that the softness would delay the Fed’s first rate hike. Still, U.S. stocks were relatively expensive, especially traditional defensive stocks such as utilities and telecommunications.

The third quarter of 2015 started well for U.S. markets, with strong manufacturing and construction data and M&A activity. It was short-lived, however, and volatility and uncertainty became the main themes of this quarter. Investors’ concerns started with the Greek debt crisis, falling oil prices and sell-off in Chinese equities. Volatility peaked in late August with the CBOE Volatility Index® (known as the “VIX®”) at 53 (the highest level since 2009) as market participants questioned global growth, the impact of a possible rate hike and a strong dollar.

Uncertainty in global financial markets led to decreased inflation expectations in the United States, and the lack of wage growth weighed on the Fed’s policy decision in mid-September. Despite the Fed’s decision not to increase rates, U.S. equity markets had their worst quarter of performance in more than three years.

From a sector perspective, energy (-43.62%) contributed the largest loss to the Russell 2000 Index®, followed by materials (-15.45%) and industrials (-7.63%). The best-performing sectors included information technology (+9.72%), health care (+8.63%) and consumer staples (+6.45%).

120

Fund Commentary	Nationwide Small Cap Index Fund

Futures had minimal to no impact on performance across all of Nationwide’s portfolios. No other derivatives were used.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

121

Fund Overview	Nationwide Small Cap Index Fund

Asset Allocation†

Common Stocks	94.8%
Repurchase Agreement	8.1%
Mutual Fund	0.5%
Warrant††	0.0%
Right††	0.0%
Liabilities in excess of other assets	(3.4)%
100.0%

Top Industries†††

Real Estate Investment Trusts (REITs)	8.5%
Banks	8.4%
Biotechnology	5.5%
Software	4.2%
Health Care Equipment & Supplies	3.3%
Hotels, Restaurants & Leisure	3.0%
Semiconductors & Semiconductor Equipment	3.0%
Specialty Retail	2.7%
Health Care Providers & Services	2.5%
Machinery	2.4%
Other Industries*	56.5%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund — Institutional Class	0.5%
STERIS Corp.	0.3%
Tyler Technologies, Inc.	0.3%
Manhattan Associates, Inc.	0.3%
CubeSmart	0.3%
Anacor Pharmaceuticals, Inc.	0.3%
MAXIMUS, Inc.	0.2%
Piedmont Natural Gas Co., Inc.	0.2%
Investors Bancorp, Inc.	0.2%
West Pharmaceutical Services, Inc.	0.2%
Other Holdings*	97.2%
100.0%

Objective

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

122

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.09)%	11.59%	6.90%
	w/SC2	(5.86)%	10.27%	6.27%
Class C	w/o SC1	(0.76)%	10.88%	6.25%
	w/SC3	(1.68)%	N/A	N/A
Class R4,5,6		(0.18)%	11.45%	6.81%
Institutional Class[4]		0.32%	12.02%	7.32%
Russell 2000® Index		0.34%	12.06%	7.47%
CPI		0.17%	1.69%	1.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.73%
Class C	1.42%
Class R	1.08%
Institutional Class	0.33%

^	Current effective prospectus dated March 1, 2015 (as revised May 14, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

123

Fund Performance (con’t.)	Nationwide Small Cap Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

124

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Cap Index Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	956.50	3.30	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67
Class C Shares	Actual	(a)	1,000.00	953.60	6.70	1.36
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.92	1.36
Class R Shares	Actual	(a)	1,000.00	956.50	3.80	0.77
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.92	0.77
Institutional Class Shares	Actual	(a)	1,000.00	959.00	1.33	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.84	1.38	0.27

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

125

Statement of Investments

October 31, 2015

Nationwide Small Cap Index Fund

Common Stocks 94.8%

	Shares	Market Value

Aerospace & Defense 1.4%
AAR Corp.	14,143	$320,905
Aerojet Rocketdyne Holdings, Inc.*	24,426	413,776
Aerovironment, Inc.*	7,720	178,100
American Science & Engineering, Inc.	2,964	111,091
Astronics Corp.*	8,778	331,894
Cubic Corp.	8,510	381,673
Curtiss-Wright Corp.	18,651	1,297,364
DigitalGlobe, Inc.*	28,899	431,462
Ducommun, Inc.*	4,567	98,830
Engility Holdings, Inc.	7,094	228,356
Esterline Technologies Corp.*	11,689	900,637
HEICO Corp.	8,074	407,253
HEICO Corp., Class A	15,169	662,582
KEYW Holding Corp. (The)* (a)	13,105	93,439
KLX, Inc.*	20,942	819,042
Kratos Defense & Security Solutions, Inc.*	17,660	88,123
Moog, Inc., Class A*	15,418	952,216
National Presto Industries, Inc.	1,922	169,232
Sparton Corp.*	3,962	93,226
TASER International, Inc.* (a)	21,320	499,101
Teledyne Technologies, Inc.*	13,935	1,243,420
Vectrus, Inc.*	4,212	104,752

		9,826,474

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	21,103	206,598
Atlas Air Worldwide Holdings, Inc.*	9,976	411,410
Echo Global Logistics, Inc.*	11,898	283,053
Forward Air Corp.	12,310	558,382
Hub Group, Inc., Class A*	14,350	573,713
Park-Ohio Holdings Corp.	3,502	120,819
Radiant Logistics, Inc.*	11,369	45,135
UTi Worldwide, Inc.*	36,735	261,921
XPO Logistics, Inc.* (a)	28,296	785,497

		3,246,528

Airlines 0.4%
Allegiant Travel Co.	5,284	1,043,326
Hawaiian Holdings, Inc.*	18,924	656,663
Republic Airways Holdings, Inc.*	20,155	116,093
SkyWest, Inc.	20,394	388,302
Virgin America, Inc.* (a)	9,870	351,470

		2,555,854

Auto Components 1.1%
American Axle & Manufacturing Holdings, Inc.*	30,261	670,584
Cooper Tire & Rubber Co.	22,609	944,830
Cooper-Standard Holding, Inc.*	5,387	350,371
Dana Holding Corp.	63,555	1,067,724
Dorman Products, Inc.* (a)	10,612	495,368
Drew Industries, Inc.	9,601	574,428
Federal-Mogul Holdings Corp.*	11,892	92,163

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Fox Factory Holding Corp.*	6,467	$114,789
Gentherm, Inc.*	14,126	694,434
Horizon Global Corp.*	7,217	63,437
Metaldyne Performance Group, Inc.	4,522	98,670
Modine Manufacturing Co.*	19,075	159,658
Motorcar Parts of America, Inc.*	7,155	240,837
Remy International, Inc.	11,316	333,709
Standard Motor Products, Inc.	7,920	350,460
Stoneridge, Inc.*	11,235	142,572
Strattec Security Corp.	1,453	86,918
Superior Industries International, Inc.	9,189	180,840
Tenneco, Inc.*	24,136	1,365,856
Tower International, Inc.*	8,382	230,254

		8,257,902

Automobiles 0.0%†
Winnebago Industries, Inc. (a)	10,764	225,936

Banks 8.7%
1st Source Corp.	6,521	207,107
Access National Corp.	2,664	55,118
American National Bankshares, Inc.	3,652	92,030
Ameris Bancorp	12,754	401,751
Ames National Corp.	3,447	86,175
Arrow Financial Corp.	4,398	121,385
Banc of California, Inc.	14,492	188,976
BancFirst Corp.	2,843	175,214
Banco Latinoamericano de Comercio Exterior SA, Class E	12,077	326,441
Bancorp, Inc. (The)*	13,912	100,166
BancorpSouth, Inc.	38,090	949,584
Bank of Marin Bancorp	2,333	124,069
Bank of the Ozarks, Inc.	30,807	1,540,966
Banner Corp.	8,398	412,090
Bar Harbor Bankshares	2,313	81,765
BBCN Bancorp, Inc.	31,761	533,267
Berkshire Hills Bancorp, Inc.	11,556	330,502
Blue Hills Bancorp, Inc.	11,345	160,986
BNC Bancorp	9,851	221,155
Boston Private Financial Holdings, Inc.	33,030	378,524
Bridge Bancorp, Inc.	4,881	140,134
Bryn Mawr Bank Corp.	6,819	198,637
BSB Bancorp, Inc.*	2,969	65,288
C1 Financial, Inc.*	2,234	46,221
Camden National Corp.	2,921	114,182
Capital Bank Financial Corp., Class A	9,084	293,413
Capital City Bank Group, Inc.	4,484	69,233
Cardinal Financial Corp.	12,885	292,876
Cascade Bancorp*	13,085	73,407
Cathay General Bancorp	31,669	991,240
CenterState Banks, Inc.	17,676	257,716
Central Pacific Financial Corp.	9,096	203,387
Century Bancorp, Inc., Class A	1,469	65,297

126

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Chemical Financial Corp.	13,315	$451,778
Citizens & Northern Corp.	4,858	96,237
City Holding Co.	6,057	289,706
CNB Financial Corp.	5,673	105,404
CoBiz Financial, Inc.	14,487	180,508
Columbia Banking System, Inc.	22,816	760,229
Community Bank System, Inc.	16,292	664,062
Community Trust Bancorp, Inc.	6,231	214,783
CommunityOne Bancorp*	4,936	63,872
ConnectOne Bancorp, Inc.	11,462	204,597
CU Bancorp*	6,402	154,416
Customers Bancorp, Inc.*	10,735	295,213
CVB Financial Corp.	41,885	730,893
Eagle Bancorp, Inc.*	11,923	567,535
Enterprise Bancorp, Inc.	3,151	73,166
Enterprise Financial Services Corp.	7,968	225,973
Farmers Capital Bank Corp.*	2,843	77,102
FCB Financial Holdings, Inc., Class A*	11,042	392,654
Fidelity Southern Corp.	6,968	145,980
Financial Institutions, Inc.	5,826	152,175
First Bancorp	7,823	144,960
First Bancorp, Inc.	4,001	84,541
First BanCorp, Puerto Rico*	46,290	175,439
First Busey Corp.	9,690	202,230
First Business Financial Services, Inc.	3,324	81,937
First Citizens BancShares, Inc., Class A	3,059	783,532
First Commonwealth Financial Corp.	35,988	330,730
First Community Bancshares, Inc.	6,889	132,475
First Connecticut Bancorp, Inc.	6,299	109,477
First Financial Bancorp	24,072	464,108
First Financial Bankshares, Inc. (a)	25,329	842,443
First Financial Corp.	4,437	152,056
First Interstate BancSystem, Inc., Class A	7,608	215,763
First Merchants Corp.	15,132	396,912
First Midwest Bancorp, Inc.	30,815	549,123
First NBC Bank Holding Co.*	6,065	225,557
First of Long Island Corp. (The)	5,078	141,016
FirstMerit Corp.	65,305	1,227,081
Flushing Financial Corp.	11,835	249,008
FNB Corp.	69,495	936,098
Franklin Financial Network, Inc.*	2,108	56,515
Fulton Financial Corp.	69,333	930,449
German American Bancorp, Inc.	5,297	165,955
Glacier Bancorp, Inc.	29,797	815,246
Great Southern Bancorp, Inc.	4,171	201,584
Great Western Bancorp, Inc.	16,322	461,260
Green Bancorp, Inc.*	3,907	47,861
Guaranty Bancorp	6,206	102,275
Hampton Roads Bankshares, Inc.*	11,484	21,245
Hancock Holding Co.	30,621	845,140
Hanmi Financial Corp.	12,754	325,227
Heartland Financial USA, Inc.	7,039	259,317
Heritage Commerce Corp.	8,772	92,808

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Heritage Financial Corp.	12,203	$224,779
Heritage Oaks Bancorp	9,448	83,237
Hilltop Holdings, Inc.*	29,963	628,324
Home BancShares, Inc.	22,584	969,305
HomeTrust Bancshares, Inc.*	7,657	145,024
Horizon Bancorp	3,582	93,490
IBERIABANK Corp.	15,137	917,756
Independent Bank Corp.	19,251	614,258
Independent Bank Group, Inc.	3,846	149,802
International Bancshares Corp.	21,243	572,499
Investors Bancorp, Inc.	137,574	1,721,051
Lakeland Bancorp, Inc.	15,303	177,974
Lakeland Financial Corp.	6,630	297,886
LegacyTexas Financial Group, Inc. (a)	18,844	540,823
Live Oak Bancshares, Inc.	1,018	14,598
MainSource Financial Group, Inc.	8,588	185,844
MB Financial, Inc.	29,618	954,884
Mercantile Bank Corp.	6,723	148,309
Merchants Bancshares, Inc.	1,936	61,023
Metro Bancorp, Inc.	4,858	150,501
MidWestOne Financial Group, Inc.	2,937	89,990
National Bank Holdings Corp., Class A	13,803	304,494
National Bankshares, Inc.	2,670	87,176
National Commerce Corp.*	2,269	56,975
National Penn Bancshares, Inc.	55,517	668,425
NBT Bancorp, Inc.	17,484	491,475
NewBridge Bancorp	14,144	159,969
OFG Bancorp (a)	17,945	165,273
Old National Bancorp	46,090	645,260
Old Second Bancorp, Inc.*	9,662	64,735
Opus Bank	4,031	150,155
Pacific Continental Corp.	7,568	108,525
Pacific Premier Bancorp, Inc.*	8,339	178,038
Park National Corp.	5,132	465,575
Park Sterling Corp.	18,786	136,199
Peapack Gladstone Financial Corp.	5,958	134,710
Penns Woods Bancorp, Inc.	1,860	82,863
Peoples Bancorp, Inc.	7,046	135,001
Peoples Financial Services Corp.	2,988	121,671
Pinnacle Financial Partners, Inc.	14,165	745,362
Preferred Bank, Los Angeles	4,669	154,591
PrivateBancorp, Inc.	31,058	1,299,156
Prosperity Bancshares, Inc.	27,724	1,424,459
QCR Holdings, Inc.	4,488	102,237
Renasant Corp.	15,864	549,370
Republic Bancorp, Inc., Class A	4,173	106,119
S&T Bancorp, Inc.	13,715	437,234
Sandy Spring Bancorp, Inc.	9,893	272,058
Seacoast Banking Corp. of Florida*	9,140	141,487
ServisFirst Bancshares, Inc.	8,599	364,426
Sierra Bancorp	4,654	75,441
Simmons First National Corp., Class A	11,703	603,173
South State Corp.	9,577	742,218

127

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Southside Bancshares, Inc.	10,118	$272,174
Southwest Bancorp, Inc.	7,818	132,202
State Bank Financial Corp.	14,359	307,283
Sterling Bancorp	46,767	719,744
Stock Yards Bancorp, Inc.	5,943	223,932
Stonegate Bank	4,187	130,676
Suffolk Bancorp	4,870	145,564
Sun Bancorp, Inc.*	3,540	70,835
Talmer Bancorp, Inc., Class A	20,215	340,016
Texas Capital Bancshares, Inc.*	18,134	1,000,997
Tompkins Financial Corp.	5,966	323,834
Towne Bank	18,111	388,662
TriCo Bancshares	9,130	240,667
TriState Capital Holdings, Inc.*	8,658	108,138
Triumph Bancorp, Inc.*	5,752	96,001
Trustmark Corp.	26,608	639,390
UMB Financial Corp.	15,592	765,255
Umpqua Holdings Corp.	86,988	1,452,700
Union Bankshares Corp.	16,981	425,374
United Bankshares, Inc. (a)	27,458	1,085,964
United Community Banks, Inc.	21,226	427,916
Univest Corp. of Pennsylvania	7,239	142,536
Valley National Bancorp	91,969	965,675
Washington Trust Bancorp, Inc.	5,884	228,299
Webster Financial Corp.	35,912	1,332,335
WesBanco, Inc.	15,036	490,925
West Bancorporation, Inc.	6,335	125,180
Westamerica Bancorporation	10,156	448,997
Western Alliance Bancorp*	34,090	1,218,718
Wilshire Bancorp, Inc.	28,393	303,521
Wintrust Financial Corp.	18,738	946,082
Yadkin Financial Corp.	9,857	232,132

		62,560,884

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	3,584	787,011
Castle Brands, Inc.*	24,608	31,990
Coca-Cola Bottling Co. Consolidated	1,851	390,950
Craft Brew Alliance, Inc.*	4,486	34,363
MGP Ingredients, Inc.	4,191	72,630
National Beverage Corp.*	4,463	167,987

		1,484,931

Biotechnology 5.7%
Abeona Therapeutics, Inc.* (a)	4,049	15,994
ACADIA Pharmaceuticals, Inc.*	31,572	1,099,337
Acceleron Pharma, Inc.*	8,633	269,436
Achillion Pharmaceuticals, Inc.* (a)	46,905	366,797
Acorda Therapeutics, Inc.*	17,052	614,554
Adamas Pharmaceuticals, Inc.*	4,068	60,044
Aduro Biotech, Inc.* (a)	3,329	89,916
Advaxis, Inc.* (a)	12,068	133,834
Aegerion Pharmaceuticals, Inc.* (a)	10,041	147,402

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Affimed NV*	6,049	$38,351
Agenus, Inc.*	30,394	138,597
Aimmune Therapeutics, Inc.*	4,350	65,467
Akebia Therapeutics, Inc.* (a)	9,477	84,535
Alder Biopharmaceuticals, Inc.*	9,174	293,385
AMAG Pharmaceuticals, Inc.*	9,204	368,160
Amicus Therapeutics, Inc.*	45,879	344,092
Anacor Pharmaceuticals, Inc.*	16,152	1,815,646
Anthera Pharmaceuticals, Inc.*	15,387	88,783
Applied Genetic Technologies Corp.*	3,418	41,016
Ardelyx, Inc.* (a)	6,320	103,522
Arena Pharmaceuticals, Inc.* (a)	96,448	182,287
ARIAD Pharmaceuticals, Inc.*	66,748	456,556
Array BioPharma, Inc.* (a)	56,266	288,082
Arrowhead Research Corp.* (a)	24,031	123,760
Asterias Biotherapeutics, Inc.* (a)	4,106	18,805
Atara Biotherapeutics, Inc.*	6,611	170,365
aTyr Pharma, Inc.* (a)	2,400	29,904
Avalanche Biotechnologies, Inc.*	7,778	65,569
Axovant Sciences Ltd.* (a)	5,106	62,242
Bellicum Pharmaceuticals, Inc.*	3,356	41,984
BioCryst Pharmaceuticals, Inc.*	28,884	259,667
BioSpecifics Technologies Corp.*	1,952	114,016
Biotime, Inc.* (a)	20,043	75,562
Blueprint Medicines Corp.*	3,725	74,835
Calithera Biosciences, Inc.* (a)	4,418	37,730
Cara Therapeutics, Inc.*	7,353	104,192
Catabasis Pharmaceuticals, Inc.*	842	5,877
Catalyst Pharmaceuticals, Inc.* (a)	29,772	94,080
Celldex Therapeutics, Inc.*	38,942	469,641
Cellular Biomedicine Group, Inc.* (a)	3,908	82,068
Cepheid*	28,426	949,428
ChemoCentryx, Inc.* (a)	11,515	80,490
Chiasma, Inc.* (a)	2,441	55,508
Chimerix, Inc.*	18,078	708,296
Cidara Therapeutics, Inc.* (a)	1,893	25,783
Clovis Oncology, Inc.*	11,019	1,100,908
Coherus Biosciences, Inc.*	9,361	260,704
Concert Pharmaceuticals, Inc.*	6,082	138,122
CorMedix, Inc.* (a)	12,407	31,514
CTI BioPharma Corp.* (a)	66,532	88,488
Curis, Inc.* (a)	43,956	89,670
Cytokinetics, Inc.*	13,404	115,408
CytRx Corp.* (a)	24,145	67,123
Dicerna Pharmaceuticals, Inc.*	5,975	59,870
Dyax Corp.*	57,699	1,588,453
Dynavax Technologies Corp.*	14,049	319,053
Eagle Pharmaceuticals, Inc.* (a)	3,421	217,952
Emergent BioSolutions, Inc.*	12,042	387,150
Enanta Pharmaceuticals, Inc.* (a)	6,365	178,793
Epizyme, Inc.* (a)	11,527	150,888
Esperion Therapeutics, Inc.* (a)	5,234	125,616
Exact Sciences Corp.* (a)	37,852	315,307

128

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Exelixis, Inc.* (a)	89,324	$537,730
Fibrocell Science, Inc.* (a)	10,699	40,870
FibroGen, Inc.*	19,031	443,613
Five Prime Therapeutics, Inc.*	8,570	275,526
Flexion Therapeutics, Inc.*	5,503	90,689
Foundation Medicine, Inc.* (a)	4,777	107,100
Galena Biopharma, Inc.* (a)	62,940	105,739
Genocea Biosciences, Inc.*	8,048	38,550
Genomic Health, Inc.*	7,012	146,691
Geron Corp.* (a)	63,152	219,137
Global Blood Therapeutics, Inc.*	2,708	126,274
Halozyme Therapeutics, Inc.*	41,954	656,580
Heron Therapeutics, Inc.* (a)	11,499	315,303
Idera Pharmaceuticals, Inc.* (a)	34,908	96,346
Ignyta, Inc.*	8,177	83,732
Immune Design Corp.*	4,474	58,162
ImmunoGen, Inc.* (a)	34,331	401,673
Immunomedics, Inc.* (a)	38,241	114,341
Infinity Pharmaceuticals, Inc.*	19,573	202,581
Inovio Pharmaceuticals, Inc.* (a)	28,606	181,076
Insmed, Inc.*	24,478	485,644
Insys Therapeutics, Inc.* (a)	9,393	241,964
Invitae Corp.* (a)	2,842	21,656
Ironwood Pharmaceuticals, Inc.*	49,788	565,592
Karyopharm Therapeutics, Inc.* (a)	9,159	122,273
Keryx Biopharmaceuticals, Inc.* (a)	41,091	184,088
Kite Pharma, Inc.* (a)	11,337	771,483
La Jolla Pharmaceutical Co.*	5,167	129,123
Lexicon Pharmaceuticals, Inc.* (a)	16,296	154,975
Ligand Pharmaceuticals, Inc.*	6,996	632,089
Lion Biotechnologies, Inc.*	17,834	115,386
Loxo Oncology, Inc.*	3,053	71,379
MacroGenics, Inc.*	12,335	383,248
MannKind Corp.* (a)	98,170	324,943
Medgenics, Inc.*	6,463	42,333
Merrimack Pharmaceuticals, Inc.* (a)	43,776	408,868
MiMedx Group, Inc.* (a)	43,233	314,736
Mirati Therapeutics, Inc.*	4,279	151,391
Momenta Pharmaceuticals, Inc.*	24,307	398,878
Myriad Genetics, Inc.* (a)	27,542	1,111,871
NantKwest, Inc.* (a)	1,862	22,158
Natera, Inc.* (a)	3,122	25,757
Navidea Biopharmaceuticals, Inc.* (a)	58,639	118,451
Neurocrine Biosciences, Inc.*	33,651	1,651,928
NewLink Genetics Corp.* (a)	8,214	314,350
Nivalis Therapeutics, Inc.*	1,228	9,849
Northwest Biotherapeutics, Inc.* (a)	18,579	90,666
Novavax, Inc.*	106,159	716,573
Ocata Therapeutics, Inc.* (a)	15,519	68,284
OncoMed Pharmaceuticals, Inc.* (a)	6,720	134,467
Oncothyreon, Inc.*	36,349	107,593
Ophthotech Corp.*	9,415	470,091
Orexigen Therapeutics, Inc.* (a)	40,915	124,382

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Organovo Holdings, Inc.* (a)	34,496	$103,833
Osiris Therapeutics, Inc. (a)	7,588	129,224
Otonomy, Inc.*	5,863	126,875
OvaScience, Inc.* (a)	9,359	121,386
PDL BioPharma, Inc. (a)	65,652	300,686
Peregrine Pharmaceuticals, Inc.* (a)	77,889	87,236
Pfenex, Inc.*	6,460	116,797
Portola Pharmaceuticals, Inc.*	18,257	869,216
Progenics Pharmaceuticals, Inc.*	27,866	204,536
Proteon Therapeutics, Inc.* (a)	2,960	40,552
Prothena Corp. PLC*	12,359	636,612
PTC Therapeutics, Inc.*	13,475	335,123
Radius Health, Inc.*	13,089	840,706
Raptor Pharmaceutical Corp.* (a)	32,056	174,705
Regulus Therapeutics, Inc.* (a)	11,255	74,846
Repligen Corp.*	13,091	435,145
Retrophin, Inc.*	13,923	266,347
Rigel Pharmaceuticals, Inc.*	34,558	87,777
Sage Therapeutics, Inc.*	5,487	275,612
Sangamo BioSciences, Inc.*	27,728	195,482
Sarepta Therapeutics, Inc.* (a)	16,293	392,010
Seres Therapeutics, Inc.* (a)	3,105	92,032
Sorrento Therapeutics, Inc.* (a)	11,281	97,468
Spark Therapeutics, Inc.* (a)	3,196	172,264
Spectrum Pharmaceuticals, Inc.* (a)	26,511	138,122
Stemline Therapeutics, Inc.*	6,271	55,749
Synergy Pharmaceuticals, Inc.* (a)	39,797	255,099
Synta Pharmaceuticals Corp.* (a)	35,872	24,034
T2 Biosystems, Inc.* (a)	3,576	39,765
TESARO, Inc.*	9,267	421,370
TG Therapeutics, Inc.* (a)	14,075	174,108
Threshold Pharmaceuticals, Inc.*	25,461	97,006
Tobira Therapeutics, Inc.*	764	7,701
Tokai Pharmaceuticals, Inc.* (a)	3,748	41,415
Trevena, Inc.*	11,634	111,919
Trovagene, Inc.* (a)	11,363	48,975
Ultragenyx Pharmaceutical, Inc.*	15,147	1,504,854
Vanda Pharmaceuticals, Inc.* (a)	16,603	178,316
Verastem, Inc.*	12,791	23,535
Versartis, Inc.* (a)	8,888	91,813
Vitae Pharmaceuticals, Inc.*	5,248	62,346
Vital Therapies, Inc.* (a)	6,622	51,453
vTv Therapeutics, Inc., Class A*	1,450	10,643
XBiotech, Inc.* (a)	1,599	22,674
Xencor, Inc.*	11,294	122,314
XOMA Corp.* (a)	36,274	44,254
Zafgen, Inc.* (a)	6,542	62,999
ZIOPHARM Oncology, Inc.* (a)	45,665	520,124

		41,005,854

Building Products 0.9%
AAON, Inc.	16,282	333,293
Advanced Drainage Systems, Inc.	13,379	420,368

129

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Building Products (continued)
American Woodmark Corp.*	5,052	$367,280
Apogee Enterprises, Inc.	11,476	568,406
Builders FirstSource, Inc.*	19,392	229,213
Continental Building Products, Inc.*	12,563	220,732
Gibraltar Industries, Inc.*	12,336	312,347
Griffon Corp.	13,726	235,813
Insteel Industries, Inc.	7,268	155,463
Masonite International Corp.*	12,034	720,476
NCI Building Systems, Inc.*	10,876	113,763
Nortek, Inc.*	3,842	235,707
Patrick Industries, Inc.*	5,140	208,581
PGT, Inc.*	19,177	231,275
Ply Gem Holdings, Inc.*	8,981	106,155
Quanex Building Products Corp.	13,592	256,481
Simpson Manufacturing Co., Inc.	16,735	635,595
Trex Co., Inc.*	12,836	501,503
Universal Forest Products, Inc.	7,878	572,179

		6,424,630

Capital Markets 1.3%
Actua Corp.*	16,138	223,511
Arlington Asset Investment Corp., Class A	9,359	129,622
Ashford, Inc.*	416	26,728
BGC Partners, Inc., Class A	72,490	627,038
Calamos Asset Management, Inc., Class A	7,184	67,458
CIFC Corp.	2,612	18,075
Cohen & Steers, Inc.	7,977	244,016
Cowen Group, Inc., Class A*	44,747	188,385
Diamond Hill Investment Group, Inc.	1,193	238,660
Evercore Partners, Inc., Class A	13,732	741,528
Fifth Street Asset Management, Inc.	2,465	14,445
Financial Engines, Inc. (a)	20,405	656,225
GAMCO Investors, Inc., Class A	2,514	145,008
Greenhill & Co., Inc.	11,679	301,552
HFF, Inc., Class A	15,041	519,215
Houlihan Lokey, Inc.*	4,468	97,894
INTL. FCStone, Inc.*	5,990	191,620
Investment Technology Group, Inc.	13,704	219,401
Janus Capital Group, Inc.	58,036	901,299
KCG Holdings, Inc., Class A*	12,771	159,510
Ladenburg Thalmann Financial Services, Inc.* (a)	41,956	106,568
Medley Management, Inc., Class A	2,680	19,671
Moelis& Co., Class A	6,890	203,117
OM Asset Management PLC	9,766	148,248
Oppenheimer Holdings, Inc., Class A	3,708	68,042
Piper Jaffray Cos.*	5,904	210,005
Pzena Investment Management, Inc., Class A	4,591	43,752
RCS Capital Corp., Class A* (a)	19,332	14,656
Safeguard Scientifics, Inc.*	8,183	145,248
Stifel Financial Corp.*	26,798	1,190,635
Virtu Financial, Inc., Class A	7,426	179,709
Virtus Investment Partners, Inc.	2,728	319,285

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Walter Investment Management Corp.* (a)	15,106	$180,668
Westwood Holdings Group, Inc.	3,079	178,890
WisdomTree Investments, Inc.	45,034	866,004
ZAIS Group Holdings, Inc.*	1,281	13,310

		9,598,998

Chemicals 1.8%
A. Schulman, Inc.	11,642	417,831
American Vanguard Corp.	11,545	154,818
Axiall Corp.	27,414	555,134
Balchem Corp.	12,229	835,241
Calgon Carbon Corp.	20,942	360,202
Chase Corp.*	2,834	125,858
Chemtura Corp.*	26,398	843,152
Core Molding Technologies, Inc.*	3,035	60,821
Ferro Corp.*	29,059	362,947
Flotek Industries, Inc.* (a)	20,928	378,797
FutureFuel Corp.	9,736	150,032
H.B. Fuller Co.	19,734	749,695
Hawkins, Inc.	4,217	174,753
Innophos Holdings, Inc.	7,644	324,794
Innospec, Inc.	9,613	531,022
Intrepid Potash, Inc.*	22,376	86,371
KMG Chemicals, Inc.	4,046	85,128
Koppers Holdings, Inc.	8,191	155,301
Kraton Performance Polymers, Inc.*	12,512	255,120
Kronos Worldwide, Inc.	8,177	64,598
LSB Industries, Inc.*	7,864	123,072
Minerals Technologies, Inc.	13,834	815,376
Olin Corp.	65,139	1,249,366
OMNOVA Solutions, Inc.*	18,810	135,056
PolyOne Corp.	34,836	1,164,916
Quaker Chemical Corp.	5,298	420,555
Rayonier Advanced Materials, Inc.	16,094	148,387
Rentech, Inc.*	9,414	55,072
Senomyx, Inc.* (a)	17,892	88,565
Sensient Technologies Corp.	18,389	1,200,250
Stepan Co.	7,681	406,555
Trecora Resources*	8,254	117,537
Tredegar Corp.	9,993	142,500
Trinseo SA* (a)	4,507	146,252
Tronox Ltd., Class A (a)	25,184	156,393
Valhi, Inc. (a)	6,575	16,240

		13,057,707

Commercial Services & Supplies 2.1%
ABM Industries, Inc.	21,948	623,323
ACCO Brands Corp.*	43,990	354,999
ARC Document Solutions, Inc.*	16,217	100,870
Brady Corp., Class A	19,011	432,500
Brink’s Co. (The)	19,089	591,377
Casella Waste Systems, Inc., Class A*	16,455	99,882
CECO Environmental Corp.	9,688	86,417

130

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Civeo Corp.	42,413	$78,888
Deluxe Corp.	19,670	1,171,349
Ennis, Inc.	10,264	205,588
Essendant, Inc.	14,905	515,266
G&K Services, Inc., Class A	7,943	522,808
Healthcare Services Group, Inc.	28,173	1,049,726
Heritage-Crystal Clean, Inc.*	5,160	61,507
Herman Miller, Inc.	23,437	743,656
HNI Corp.	17,514	752,051
InnerWorkings, Inc.*	14,759	110,397
Interface, Inc.	25,969	507,694
Kimball International, Inc., Class B	13,704	149,648
Knoll, Inc.	19,447	451,948
Matthews International Corp., Class A	13,073	754,704
McGrath RentCorp	10,373	311,709
Mobile Mini, Inc.	17,954	614,745
MSA Safety, Inc.	11,707	509,020
Multi-Color Corp.	5,013	390,212
NL Industries, Inc.*	2,997	10,460
Quad/Graphics, Inc.	11,611	149,782
SP Plus Corp.*	6,757	172,304
Steelcase, Inc., Class A	32,670	634,125
Team, Inc.*	8,274	289,590
Tetra Tech, Inc.	23,952	644,309
TRC Cos., Inc.*	6,692	69,128
UniFirst Corp.	5,856	615,290
US Ecology, Inc.	8,597	337,088
Viad Corp.	8,129	244,764
West Corp.	20,676	492,296

		14,849,420

Communications Equipment 1.6%
ADTRAN, Inc.	19,432	301,779
Aerohive Networks, Inc.* (a)	9,093	61,287
Alliance Fiber Optic Products, Inc.	5,757	78,353
Applied Optoelectronics, Inc.*	6,270	129,287
Bel Fuse, Inc., Class B	4,223	76,141
Black Box Corp.	6,060	73,993
CalAmp Corp.*	14,475	274,446
Calix, Inc.*	17,441	121,913
Ciena Corp.*	48,733	1,176,415
Clearfield, Inc.* (a)	4,319	60,596
Comtech Telecommunications Corp.	6,441	155,614
Digi International, Inc.*	10,094	130,213
EMCORE Corp.*	5,793	39,624
Extreme Networks, Inc.*	40,578	145,675
Finisar Corp.*	41,414	470,877
Harmonic, Inc.*	35,347	203,599
Infinera Corp.*	51,956	1,026,651
InterDigital, Inc.	14,177	719,341
Ixia*	24,196	348,664
KVH Industries, Inc.*	6,678	65,444
NETGEAR, Inc.*	12,511	517,955

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
NetScout Systems, Inc.*	36,283	$1,301,471
Novatel Wireless, Inc.* (a)	14,861	31,951
Oclaro, Inc.* (a)	39,465	115,632
Plantronics, Inc.	13,962	748,642
Polycom, Inc.*	52,934	729,430
Ruckus Wireless, Inc.*	29,932	337,633
ShoreTel, Inc.*	25,224	238,115
Sonus Networks, Inc.*	19,700	130,217
Ubiquiti Networks, Inc.* (a)	12,153	354,624
ViaSat, Inc.*	16,781	1,106,875

		11,272,457

Construction & Engineering 0.7%
Aegion Corp.*	14,631	282,232
Ameresco, Inc., Class A*	8,380	54,302
Argan, Inc.	5,264	194,505
Comfort Systems USA, Inc.	14,627	467,040
Dycom Industries, Inc.*	13,463	1,024,400
EMCOR Group, Inc.	24,699	1,192,468
Furmanite Corp.*	14,897	103,534
Granite Construction, Inc.	15,708	515,851
Great Lakes Dredge & Dock Corp.*	23,876	95,504
HC2 Holdings, Inc.* (a)	7,723	58,386
MasTec, Inc.*	26,651	446,937
MYR Group, Inc.*	8,399	188,977
Northwest Pipe Co.*	3,653	48,256
NV5 Holdings, Inc.*	2,024	47,119
Orion Marine Group, Inc.*	11,534	45,098
Primoris Services Corp.	15,467	308,103
Tutor Perini Corp.*	15,013	251,918

		5,324,630

Construction Materials 0.2%
Headwaters, Inc.*	29,449	605,177
Summit Materials, Inc., Class A*	10,165	214,075
United States Lime & Minerals, Inc.	792	38,689
US Concrete, Inc.*	5,770	320,004

		1,177,945

Consumer Finance 0.5%
Cash America International, Inc.	10,994	379,623
Encore Capital Group, Inc.* (a)	10,387	422,751
Enova International, Inc.*	10,423	135,499
EZCORP, Inc., Class A*	20,655	137,562
First Cash Financial Services, Inc.*	11,230	428,424
Green Dot Corp., Class A*	18,241	338,188
JG Wentworth Co. (The), Class A* (a)	5,777	29,578
Nelnet, Inc., Class A	9,446	337,978
PRA Group, Inc.* (a)	19,082	1,045,694
Regional Management Corp.*	4,496	73,330
World Acceptance Corp.* (a)	2,640	100,663

		3,429,290

131

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.3%
AEP Industries, Inc.*	1,561	$124,880
Berry Plastics Group, Inc.*	47,159	1,579,827
Greif, Inc., Class A	12,153	398,375
Myers Industries, Inc.	9,728	151,854

		2,254,936

Distributors 0.3%
Core-Mark Holding Co., Inc.	9,058	736,325
Fenix Parts, Inc.* (a)	5,354	42,136
Pool Corp.	17,142	1,397,759
VOXX International Corp.*	8,204	42,333
Weyco Group, Inc.	2,514	71,372

		2,289,925

Diversified Consumer Services 1.0%
2U, Inc.*	9,502	199,352
American Public Education, Inc.*	6,847	148,785
Apollo Education Group, Inc.*	36,764	266,907
Ascent Capital Group, Inc., Class A*	5,258	114,519
Bridgepoint Education, Inc.*	6,958	53,925
Bright Horizons Family Solutions, Inc.*	14,753	944,487
Cambium Learning Group, Inc.*	4,843	23,295
Capella Education Co.	4,837	218,391
Career Education Corp.*	26,189	94,542
Carriage Services, Inc.	6,427	138,245
Chegg, Inc.* (a)	29,198	201,466
Collectors Universe, Inc.	2,907	50,262
DeVry Education Group, Inc.	25,006	589,141
Grand Canyon Education, Inc.*	18,560	771,354
Houghton Mifflin Harcourt Co.*	54,034	1,058,526
K12, Inc.*	13,495	131,036
Liberty Tax, Inc.	2,264	52,276
LifeLock, Inc.* (a)	37,526	525,739
Regis Corp.*	16,315	269,524
Sotheby’s	24,506	849,133
Steiner Leisure Ltd.*	5,100	323,136
Strayer Education, Inc.*	4,385	232,054
Universal Technical Institute, Inc.	8,221	34,939
Weight Watchers International, Inc.* (a)	11,636	178,962

		7,469,996

Diversified Financial Services 0.3%
FNFV Group*	31,694	356,241
GAIN Capital Holdings, Inc.	12,740	94,913
MarketAxess Holdings, Inc.	14,720	1,491,283
Marlin Business Services Corp.	3,527	62,287
NewStar Financial, Inc.*	9,399	99,159
On Deck Capital, Inc.* (a)	4,685	44,601
PICO Holdings, Inc.*	9,069	87,607
Resource America, Inc., Class A	6,395	49,178
Tiptree Financial, Inc., Class A	10,659	72,161

		2,357,430

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.7%
8x8, Inc.*	35,136	$374,550
Atlantic Tele-Network, Inc.	4,044	309,042
Cincinnati Bell, Inc.*	83,982	316,612
Cogent Communications Holdings, Inc.	18,289	561,838
Consolidated Communications Holdings, Inc.	20,065	443,437
FairPoint Communications, Inc.*	8,331	133,629
General Communication, Inc., Class A*	14,020	285,517
Globalstar, Inc.* (a)	188,846	339,923
Hawaiian Telcom Holdco, Inc.*	4,454	101,640
IDT Corp., Class B	6,661	86,260
inContact, Inc.*	24,600	218,940
Inteliquent, Inc.	13,211	273,732
Intelsat SA*	11,505	76,163
Iridium Communications, Inc.* (a)	32,923	270,298
Lumos Networks Corp.	8,915	115,538
ORBCOMM, Inc.*	23,125	137,363
Pacific DataVision, Inc.* (a)	5,136	143,911
Premiere Global Services, Inc.*	18,600	254,448
Straight Path Communications, Inc., Class B* (a)	3,731	115,661
Vonage Holdings Corp.*	73,179	444,197
Windstream Holdings, Inc. (a)	39,999	260,393

		5,263,092

Electric Utilities 1.3%
ALLETE, Inc.	19,272	967,647
Cleco Corp.	23,936	1,268,608
El Paso Electric Co.	16,063	621,156
Empire District Electric Co. (The)	17,294	389,980
Genie Energy Ltd., Class B*	4,876	55,294
IDACORP, Inc.	19,901	1,330,382
MGE Energy, Inc.	13,616	561,932
Otter Tail Corp.	14,836	407,100
PNM Resources, Inc.	31,546	887,073
Portland General Electric Co.	35,161	1,303,770
Spark Energy, Inc., Class A	1,204	20,420
UIL Holdings Corp.	22,426	1,143,502
Unitil Corp.	5,513	195,546

		9,152,410

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	2,469	47,627
AZZ, Inc.	10,264	567,907
Encore Wire Corp.	8,258	353,195
EnerSys	17,494	1,066,959
Enphase Energy, Inc.* (a)	10,960	39,456
Franklin Electric Co., Inc.	18,508	610,024
FuelCell Energy, Inc.* (a)	98,506	87,129
Generac Holdings, Inc.*	27,147	856,759
General Cable Corp.	19,483	299,843
LSI Industries, Inc.	8,265	88,766
Plug Power, Inc.* (a)	70,213	169,213

132

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment (continued)
Powell Industries, Inc.	3,616	$120,485
Power Solutions International, Inc.* (a)	1,887	34,041
PowerSecure International, Inc.*	8,904	110,944
Preformed Line Products Co.	1,121	47,643
Sunrun, Inc.* (a)	6,510	48,239
Thermon Group Holdings, Inc.*	12,792	257,247
Vicor Corp.*	6,915	66,799

		4,872,276

Electronic Equipment, Instruments & Components 2.4%
Agilysys, Inc.*	6,180	70,267
Anixter International, Inc.*	11,318	776,188
AVX Corp.	17,737	239,449
Badger Meter, Inc.	5,741	347,790
Belden, Inc.	16,656	1,066,484
Benchmark Electronics, Inc.*	20,861	412,631
Checkpoint Systems, Inc.	16,781	125,522
Coherent, Inc.*	9,488	514,250
Control4 Corp.* (a)	8,167	53,412
CTS Corp.	13,258	241,030
Daktronics, Inc.	15,212	147,556
DTS, Inc.*	7,131	212,219
Electro Rent Corp.	6,905	71,674
Fabrinet*	14,135	306,305
FARO Technologies, Inc.*	6,921	233,861
FEI Co.	16,311	1,177,491
Gerber Scientific, Inc., Escrow Shares* (b)	11,566	0
GSI Group, Inc.*	13,562	183,223
II-VI, Inc.*	20,881	378,364
Insight Enterprises, Inc.*	15,015	381,381
InvenSense, Inc.* (a)	30,835	367,553
Itron, Inc.*	15,298	561,896
Kimball Electronics, Inc.*	11,535	131,384
Knowles Corp.* (a)	34,136	568,706
Littelfuse, Inc.	8,871	886,479
Mercury Systems, Inc.*	13,456	230,905
Mesa Laboratories, Inc.	1,174	131,312
Methode Electronics, Inc.	15,019	500,583
MTS Systems Corp.	5,910	390,237
Multi-Fineline Electronix, Inc.*	3,675	68,281
Newport Corp.*	15,883	239,992
OSI Systems, Inc.*	7,911	681,770
Park Electrochemical Corp.	8,125	132,762
PC Connection, Inc.	4,070	94,587
Plexus Corp.*	13,113	453,972
RealD, Inc.*	16,192	164,673
Rofin-Sinar Technologies, Inc.*	11,218	324,873
Rogers Corp.*	7,410	344,713
Sanmina Corp.*	32,309	667,827
ScanSource, Inc.*	11,382	392,793
SYNNEX Corp.	11,213	991,678
Tech Data Corp.*	14,307	1,041,406
TTM Technologies, Inc.*	23,488	171,462

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Universal Display Corp.*	15,824	$542,921
Vishay Intertechnology, Inc.	53,648	568,669
Vishay Precision Group, Inc.*	5,283	61,970

		17,652,501

Energy Equipment & Services 0.9%
Atwood Oceanics, Inc. (a)	25,720	425,666
Basic Energy Services, Inc.* (a)	16,851	62,517
Bristow Group, Inc.	13,871	481,740
C&J Energy Services Ltd.* (a)	22,389	111,721
CARBO Ceramics, Inc. (a)	7,804	136,726
Era Group, Inc.*	8,162	113,533
Exterran Holdings, Inc.	26,934	585,545
Fairmount Santrol Holdings, Inc.* (a)	25,376	67,754
Forum Energy Technologies, Inc.*	23,628	313,071
Geospace Technologies Corp.*	5,193	79,765
GulfMark Offshore, Inc., Class A (a)	9,914	61,863
Helix Energy Solutions Group, Inc.*	42,234	244,113
Hornbeck Offshore Services, Inc.* (a)	12,822	173,225
Independence Contract Drilling, Inc.*	6,376	44,823
ION Geophysical Corp.*	54,352	20,110
Key Energy Services, Inc.* (a)	51,075	26,835
Matrix Service Co.*	10,667	242,141
McDermott International, Inc.*	95,096	438,393
Natural Gas Services Group, Inc.*	5,245	118,117
Newpark Resources, Inc.*	33,668	190,561
Nordic American Offshore Ltd. (a)	7,644	46,093
North Atlantic Drilling Ltd.* (a)	29,866	24,654
Oil States International, Inc.*	20,508	615,445
Parker Drilling Co.*	48,678	139,219
PHI, Inc., Non-Voting Shares*	4,986	94,934
Pioneer Energy Services Corp.*	25,190	58,189
RigNet, Inc.*	4,772	143,160
SEACOR Holdings, Inc.*	7,271	424,772
Seventy Seven Energy, Inc.* (a)	22,195	25,302
Tesco Corp.	15,302	122,416
TETRA Technologies, Inc.*	31,773	214,150
Tidewater, Inc. (a)	18,675	230,636
U.S. Silica Holdings, Inc. (a)	21,259	383,938
Unit Corp.*	19,970	251,822

		6,712,949

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	11,040	390,816
Casey’s General Stores, Inc.	15,337	1,629,096
Chefs’ Warehouse Inc. (The)*	7,558	114,504
Fairway Group Holdings Corp.* (a)	7,486	8,684
Fresh Market, Inc. (The)*	17,202	428,674
Ingles Markets, Inc., Class A	5,323	265,831
Natural Grocers by Vitamin Cottage, Inc.*	3,760	90,052
PriceSmart, Inc.	7,705	662,476
Smart & Final Stores, Inc.*	9,646	142,182
SpartanNash Co.	14,970	417,663

133

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
SUPERVALU, Inc.*	103,043	$676,992
United Natural Foods, Inc.*	19,699	993,815
Village Super Market, Inc., Class A	2,841	71,195
Weis Markets, Inc.	4,275	175,873

		6,067,853

Food Products 1.6%
Alico, Inc.	1,495	63,822
Amplify Snack Brands, Inc.* (a)	5,315	64,205
Arcadia Biosciences, Inc.*	2,923	8,184
B&G Foods, Inc.	23,055	836,666
Boulder Brands, Inc.* (a)	21,802	193,166
Calavo Growers, Inc.	5,871	301,828
Cal-Maine Foods, Inc. (a)	12,373	661,461
Darling Ingredients, Inc.*	65,086	658,670
Dean Foods Co.	37,136	672,533
Diamond Foods, Inc.*	10,409	412,405
Farmer Bros. Co.*	3,148	89,340
Fresh Del Monte Produce, Inc.	13,074	596,567
Freshpet, Inc.* (a)	8,173	79,687
Inventure Foods, Inc.*	7,653	66,275
J&J Snack Foods Corp.	5,907	725,320
John B. Sanfilippo& Son, Inc.	3,332	215,647
Lancaster Colony Corp.	7,334	834,022
Landec Corp.*	10,729	131,967
Lifeway Foods, Inc.*	1,982	22,496
Limoneira Co. (a)	4,713	74,748
Omega Protein Corp.*	8,799	160,142
Post Holdings, Inc.*	24,386	1,567,288
Sanderson Farms, Inc. (a)	8,849	615,094
Seaboard Corp.*	103	346,904
Seneca Foods Corp., Class A*	3,167	92,413
Snyder’s-Lance, Inc.	19,209	682,688
Tootsie Roll Industries, Inc. (a)	7,402	234,939
TreeHouse Foods, Inc.*	16,924	1,449,371

		11,857,848

Gas Utilities 1.2%
Chesapeake Utilities Corp.	6,113	319,160
Laclede Group, Inc. (The)	17,128	1,003,187
New Jersey Resources Corp.	33,853	1,072,463
Northwest Natural Gas Co.	10,752	513,623
ONE Gas, Inc.	20,797	1,015,726
Piedmont Natural Gas Co., Inc.	31,000	1,776,610
South Jersey Industries, Inc.	27,202	721,125
Southwest Gas Corp.	18,344	1,127,422
WGL Holdings, Inc.	19,574	1,218,090

		8,767,406

Health Care Equipment & Supplies 3.4%
Abaxis, Inc.	9,005	452,141
ABIOMED, Inc.*	16,481	1,213,990

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Accuray, Inc.* (a)	31,154	$208,732
Analogic Corp.	4,976	435,997
AngioDynamics, Inc.*	10,384	130,631
Anika Therapeutics, Inc.*	5,838	224,880
Antares Pharma, Inc.* (a)	61,656	85,085
AtriCure, Inc.*	10,981	203,423
Atrion Corp.	572	211,068
Cantel Medical Corp.	13,546	803,007
Cardiovascular Systems, Inc.*	12,581	172,360
Cerus Corp.* (a)	37,601	179,357
ConforMIS, Inc.* (a)	3,534	69,160
CONMED Corp.	11,024	447,133
Corindus Vascular Robotics, Inc.*	8,630	27,616
CryoLife, Inc.	10,481	110,470
Cutera, Inc.*	5,660	76,806
Cynosure, Inc., Class A*	8,922	335,824
EndoChoice Holdings, Inc.*	1,706	17,606
Endologix, Inc.*	26,919	229,888
Entellus Medical, Inc.* (a)	2,193	37,259
Exactech, Inc.*	4,113	70,044
GenMark Diagnostics, Inc.*	16,685	106,117
Glaukos Corp.*	2,413	48,356
Globus Medical, Inc., Class A*	27,171	607,272
Greatbatch, Inc.*	10,228	546,687
Haemonetics Corp.*	20,706	699,449
Halyard Health, Inc.*	18,550	550,564
HeartWare International, Inc.*	6,907	298,313
ICU Medical, Inc.*	5,658	622,210
Inogen, Inc.*	6,273	268,108
Insulet Corp.*	22,645	677,085
Integra LifeSciences Holdings Corp.*	10,971	653,542
Invacare Corp.	12,977	224,243
InVivo Therapeutics Holdings Corp.* (a)	10,526	76,419
Invuity, Inc.* (a)	1,378	18,507
iRadimed Corp.*	1,085	28,752
K2M Group Holdings, Inc.*	6,985	127,476
Lantheus Holdings, Inc.*	3,612	10,836
LDR Holding Corp.*	9,782	247,485
LeMaitre Vascular, Inc.	4,490	59,807
LivaNova PLC*	17,502	1,160,033
Masimo Corp.*	17,336	687,892
Meridian Bioscience, Inc.	16,652	316,555
Merit Medical Systems, Inc.*	17,630	326,860
Natus Medical, Inc.*	13,191	600,586
Neogen Corp.*	14,566	787,292
Nevro Corp.*	6,459	263,333
NuVasive, Inc.*	19,137	902,501
NxStage Medical, Inc.*	24,623	411,450
OraSure Technologies, Inc.*	22,142	115,138
Orthofix International NV*	7,521	256,090
Oxford Immunotec Global PLC* (a)	7,916	99,267
Quidel Corp.*	11,562	222,222
Rockwell Medical, Inc.* (a)	19,716	228,311

134

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
RTI Surgical, Inc.*	22,692	$95,420
SeaSpine Holdings Corp.*	3,414	51,483
Second Sight Medical Products, Inc.* (a)	4,717	27,736
Sientra, Inc.*	2,731	10,269
Spectranetics Corp. (The)*	16,953	207,166
STAAR Surgical Co.* (a)	15,405	125,551
STERIS Corp. (a)	33,626	2,520,268
SurModics, Inc.*	5,408	115,353
Tandem Diabetes Care, Inc.*	6,974	63,254
TransEnterix, Inc.* (a)	16,033	39,922
Unilife Corp.* (a)	46,672	35,172
Utah Medical Products, Inc.	1,582	93,291
Vascular Solutions, Inc.*	6,970	223,876
Veracyte, Inc.* (a)	5,285	34,405
West Pharmaceutical Services, Inc.	28,553	1,713,466
Wright Medical Group NV*	35,675	689,593
ZELTIQ Aesthetics, Inc.*	12,854	433,694

		24,471,154

Health Care Providers & Services 2.6%
AAC Holdings, Inc.* (a)	3,165	73,428
Aceto Corp.	11,621	350,489
Addus HomeCare Corp.*	2,630	65,697
Adeptus Health, Inc., Class A* (a)	2,472	160,408
Air Methods Corp.*	15,453	632,491
Alliance HealthCare Services, Inc.*	2,106	17,817
Almost Family, Inc.*	2,896	119,836
Amedisys, Inc.*	11,084	438,705
AMN Healthcare Services, Inc.*	18,753	532,023
Amsurg Corp.*	19,147	1,342,013
BioScrip, Inc.* (a)	26,679	52,558
BioTelemetry, Inc.*	11,107	144,613
Capital Senior Living Corp.*	11,772	266,283
Chemed Corp.	6,747	1,061,236
Civitas Solutions, Inc.*	4,568	117,535
CorVel Corp.*	3,469	115,171
Cross Country Healthcare, Inc.*	12,535	169,222
Diplomat Pharmacy, Inc.*	14,378	404,166
Ensign Group, Inc. (The)	10,107	426,111
ExamWorks Group, Inc.*	16,456	464,717
Five Star Quality Care, Inc.*	17,690	57,846
Genesis Healthcare, Inc.*	14,349	71,171
Hanger, Inc.*	14,146	203,985
HealthEquity, Inc.*	14,393	470,795
HealthSouth Corp.	36,106	1,257,572
Healthways, Inc.*	12,421	146,195
IPC Healthcare, Inc.*	6,927	543,769
Kindred Healthcare, Inc.	32,717	438,408
Landauer, Inc.	3,799	150,023
LHC Group, Inc.*	5,193	234,023
Magellan Health, Inc.*	10,720	572,448
Molina Healthcare, Inc.*	15,535	963,170
National HealthCare Corp.	4,007	261,577

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
National Research Corp., Class A	4,186	$64,171
Nobilis Health Corp.* (a)	12,275	34,616
Owens & Minor, Inc.	24,993	895,999
PharMerica Corp.*	12,130	346,554
Providence Service Corp. (The)*	5,435	280,718
RadNet, Inc.*	13,755	90,921
Select Medical Holdings Corp.	41,735	471,606
Surgical Care Affiliates, Inc.*	8,521	252,307
Team Health Holdings, Inc.*	28,523	1,701,967
Teladoc, Inc.* (a)	3,252	63,967
Triple-S Management Corp., Class B*	9,681	199,332
Trupanion, Inc.* (a)	6,209	40,793
U.S. Physical Therapy, Inc.	4,954	243,043
Universal American Corp.	19,638	146,499
WellCare Health Plans, Inc.*	17,420	1,543,412

		18,701,406

Health Care Technology 0.5%
Castlight Health, Inc., Class B*	13,313	67,364
Computer Programs & Systems, Inc. (a)	4,477	170,171
Connecture, Inc.*	2,304	13,594
Evolent Health, Inc., Class A*	4,619	59,354
HealthStream, Inc.*	10,001	238,124
HMS Holdings Corp.*	35,412	372,888
Imprivata, Inc.*	3,591	38,747
MedAssets, Inc.*	24,227	573,695
Medidata Solutions, Inc.*	21,821	938,303
Omnicell, Inc.*	14,421	392,251
Press Ganey Holdings, Inc.*	4,128	129,371
Quality Systems, Inc.	19,852	278,921
Vocera Communications, Inc.*	10,205	120,113

		3,392,896

Hotels, Restaurants & Leisure 3.1%
Belmond Ltd., Class A*	38,504	413,533
Biglari Holdings, Inc.*	605	232,399
BJ’s Restaurants, Inc.*	8,547	366,923
Bloomin’ Brands, Inc.	48,800	828,136
Bob Evans Farms, Inc.	8,701	376,492
Bojangles’, Inc.* (a)	3,219	53,532
Boyd Gaming Corp.*	31,364	626,966
Bravo Brio Restaurant Group, Inc.*	5,942	69,759
Buffalo Wild Wings, Inc.*	7,510	1,158,568
Caesars Acquisition Co., Class A* (a)	18,118	132,624
Caesars Entertainment Corp.* (a)	21,545	173,437
Carrols Restaurant Group, Inc.*	14,086	165,651
Cheesecake Factory, Inc. (The)	19,269	928,766
Churchill Downs, Inc.	5,295	777,465
Chuy’s Holdings, Inc.*	6,578	178,987
ClubCorp Holdings, Inc.	17,418	356,024
Cracker Barrel Old Country Store, Inc. (a)	7,585	1,042,634
Dave & Buster’s Entertainment, Inc.*	9,029	348,339
Del Frisco’s Restaurant Group, Inc.*	9,404	126,672

135

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Denny’s Corp.*	33,743	$369,823
Diamond Resorts International, Inc.*	16,593	471,905
DineEquity, Inc.	6,751	563,371
El Pollo Loco Holdings, Inc.* (a)	5,347	61,384
Eldorado Resorts, Inc.*	10,856	107,474
Empire Resorts, Inc.* (a)	6,614	30,689
Fiesta Restaurant Group, Inc.*	10,532	372,412
Fogo De Chao, Inc.*	1,368	20,657
Habit Restaurants, Inc. (The), Class A* (a)	4,533	108,248
International Speedway Corp., Class A	11,094	384,851
Interval Leisure Group, Inc.	15,591	275,181
Intrawest Resorts Holdings, Inc.*	7,050	63,168
Isle of Capri Casinos, Inc.*	8,674	165,934
J Alexander’s Holdings, Inc.*	5,474	52,771
Jack in the Box, Inc.	14,811	1,103,864
Jamba, Inc.* (a)	5,590	74,068
Kona Grill, Inc.*	3,264	44,880
Krispy Kreme Doughnuts, Inc.*	25,864	354,078
La Quinta Holdings, Inc.*	37,167	563,080
Marcus Corp. (The)	7,035	145,554
Marriott Vacations Worldwide Corp.	10,174	655,206
Monarch Casino & Resort, Inc.*	4,007	87,914
Morgans Hotel Group Co.*	10,905	39,149
Noodles & Co.* (a)	4,312	63,688
Papa John’s International, Inc.	11,430	802,043
Papa Murphy’s Holdings, Inc.* (a)	3,608	49,827
Penn National Gaming, Inc.*	31,355	560,000
Pinnacle Entertainment, Inc.*	23,907	836,984
Planet Fitness, Inc., Class A* (a)	5,889	96,226
Popeyes Louisiana Kitchen, Inc.*	9,210	519,812
Potbelly Corp.* (a)	8,561	95,883
Red Robin Gourmet Burgers, Inc.*	5,626	421,331
Ruby Tuesday, Inc.*	24,654	128,940
Ruth’s Hospitality Group, Inc.	13,939	216,194
Scientific Games Corp., Class A* (a)	20,033	222,166
SeaWorld Entertainment, Inc.	27,082	539,744
Shake Shack, Inc., Class A*	2,271	103,489
Sonic Corp.	20,747	592,119
Speedway Motorsports, Inc.	4,598	84,925
Texas Roadhouse, Inc.	27,664	950,258
Vail Resorts, Inc.	14,322	1,635,143
Wingstop, Inc.* (a)	2,271	52,528
Zoe’s Kitchen, Inc.* (a)	7,657	263,631

		22,707,499

Household Durables 1.2%
Bassett Furniture Industries, Inc.	4,213	134,647
Beazer Homes USA, Inc.*	12,301	175,166
CalAtlantic Group, Inc.*	30,267	1,152,872
Cavco Industries, Inc.*	3,538	348,847
Century Communities, Inc.*	6,035	115,148
CSS Industries, Inc.	3,911	106,770
Ethan Allen Interiors, Inc.	10,161	276,481

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Flexsteel Industries, Inc.	2,248	$97,765
Green Brick Partners, Inc.*	7,916	83,514
Helen of Troy Ltd.*	11,193	1,110,458
Hooker Furniture Corp.	4,192	104,045
Hovnanian Enterprises, Inc., Class A* (a)	49,078	101,101
Installed Building Products, Inc.*	7,917	175,362
iRobot Corp.*	11,870	356,219
KB Home (a)	32,702	428,396
La-Z-Boy, Inc.	20,083	573,370
LGI Homes, Inc.* (a)	5,622	157,585
Libbey, Inc.	8,719	293,307
Lifetime Brands, Inc.	4,391	67,490
M.D.C. Holdings, Inc.	15,706	408,199
M/I Homes, Inc.*	9,906	227,343
Meritage Homes Corp.*	15,869	559,541
NACCO Industries, Inc., Class A	1,669	74,821
New Home Co., Inc. (The)* (a)	3,540	50,657
Skullcandy, Inc.*	8,395	47,012
Taylor Morrison Home Corp., Class A*	12,924	238,189
TRI Pointe Group, Inc.*	64,407	836,003
Universal Electronics, Inc.*	6,321	300,690
WCI Communities, Inc.*	6,152	146,971
William Lyon Homes, Class A*	7,812	166,708
ZAGG, Inc.*	11,662	98,894

		9,013,571

Household Products 0.2%
Central Garden & Pet Co., Class A*	16,912	285,475
HRG Group, Inc.*	31,374	421,980
Oil-Dri Corp. of America	2,060	64,643
Orchids Paper Products Co.	3,718	108,975
WD-40 Co.	5,775	551,974

		1,433,047

Independent Power and Renewable Electricity Producers 0.5%
Abengoa Yield PLC (a)	19,395	359,389
Atlantic Power Corp. (a)	48,331	98,595
Dynegy, Inc.*	50,566	982,497
NRG Yield, Inc., Class A (a)	13,808	189,584
NRG Yield, Inc., Class C (a)	24,287	350,704
Ormat Technologies, Inc.	14,768	557,049
Pattern Energy Group, Inc.	21,753	508,803
Talen Energy Corp.*	32,993	286,379
TerraForm Global, Inc., Class A*	14,877	113,512
Vivint Solar, Inc.*	8,385	99,195

		3,545,707

Industrial Conglomerates 0.0%†
Raven Industries, Inc.	14,952	272,276

Information Technology Services 2.4%
6D Global Technologies, Inc.* (a)(b)	7,533	21,921
Acxiom Corp.*	30,725	679,637

136

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Blackhawk Network Holdings, Inc.*	21,498	$915,385
CACI International, Inc., Class A*	9,572	928,867
Cardtronics, Inc.*	18,002	621,069
Cass Information Systems, Inc.	4,611	240,510
Ciber, Inc.*	32,654	116,575
Convergys Corp.	39,025	1,001,772
CSG Systems International, Inc.	13,176	441,659
Datalink Corp.*	8,291	60,524
EPAM Systems, Inc.*	19,349	1,496,645
Euronet Worldwide, Inc.*	20,492	1,644,278
Everi Holdings, Inc.*	26,590	124,441
EVERTEC, Inc.	26,204	477,961
ExlService Holdings, Inc.*	13,149	581,975
Forrester Research, Inc.	4,096	132,178
Hackett Group, Inc. (The)	9,760	145,229
Heartland Payment Systems, Inc.	14,493	1,072,482
Lionbridge Technologies, Inc.*	25,946	139,849
Luxoft Holding, Inc.*	7,298	486,339
ManTech International Corp., Class A	9,737	281,399
MAXIMUS, Inc.	26,144	1,783,021
ModusLink Global Solutions, Inc.*	15,271	44,133
MoneyGram International, Inc.*	11,511	116,376
NeuStar, Inc., Class A* (a)	10,319	280,574
Perficient, Inc.*	14,106	235,852
PFSweb, Inc.*	4,699	75,278
Science Applications International Corp.	18,389	843,319
ServiceSource International, Inc.*	23,737	101,357
Sykes Enterprises, Inc.*	15,697	455,213
Syntel, Inc.*	12,414	583,955
TeleTech Holdings, Inc.	6,630	192,933
Unisys Corp.*	20,029	268,389
Virtusa Corp.*	11,824	679,052

		17,270,147

Insurance 2.5%
Ambac Financial Group, Inc.*	18,096	292,250
American Equity Investment Life Holding Co.	31,313	804,118
AMERISAFE, Inc.	7,525	411,843
Argo Group International Holdings Ltd.	11,087	693,159
Atlas Financial Holdings, Inc.*	4,253	80,892
Baldwin & Lyons, Inc., Class B	3,581	83,187
Citizens, Inc.* (a)	19,471	163,556
CNO Financial Group, Inc.	77,041	1,479,958
Crawford & Co., Class B	11,770	70,620
Donegal Group, Inc., Class A	2,884	40,809
eHealth, Inc.*	6,885	82,276
EMC Insurance Group, Inc.	3,247	81,175
Employers Holdings, Inc.	12,739	337,201
Enstar Group Ltd.*	3,582	565,240
FBL Financial Group, Inc., Class A	3,809	239,586
Federated National Holding Co.	5,804	178,676
Fidelity & Guaranty Life	4,412	117,800
First American Financial Corp.	42,830	1,633,108

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Global Indemnity PLC*	3,439	$97,702
Greenlight Capital Re Ltd., Class A*	11,526	$253,111
Hallmark Financial Services, Inc.*	5,824	75,654
HCI Group, Inc.	3,564	155,426
Heritage Insurance Holdings, Inc.*	9,800	216,776
Horace Mann Educators Corp.	15,563	532,877
Independence Holding Co.	3,140	42,578
Infinity Property & Casualty Corp.	4,545	365,963
James River Group Holdings Ltd.	4,288	126,196
Kansas City Life Insurance Co.	1,380	67,661
Kemper Corp.	17,280	617,242
Maiden Holdings Ltd.	20,146	313,270
MBIA, Inc.*	53,228	399,742
National General Holdings Corp.	14,887	293,423
National Interstate Corp.	2,698	77,433
National Western Life Group, Inc., Class A	891	229,869
Navigators Group, Inc. (The)*	4,187	357,361
OneBeacon Insurance Group Ltd., Class A	8,996	129,452
Patriot National, Inc.*	3,645	46,292
Primerica, Inc.	20,460	974,510
RLI Corp.	17,065	1,038,405
Safety Insurance Group, Inc.	5,801	336,168
Selective Insurance Group, Inc.	22,464	819,711
State Auto Financial Corp.	5,999	143,076
State National Cos., Inc.	12,026	108,595
Stewart Information Services Corp.	9,025	362,534
Symetra Financial Corp.	29,885	948,251
Third Point Reinsurance Ltd.*	33,346	455,840
United Fire Group, Inc.	8,066	299,975
United Insurance Holdings Corp.	6,991	115,491
Universal Insurance Holdings, Inc.	12,778	403,146

		17,759,184

Internet & Catalog Retail 0.6%
1-800-FLOWERS.COM, Inc., Class A*	9,176	91,118
Blue Nile, Inc.*	4,731	161,327
Etsy, Inc.* (a)	7,946	86,611
EVINE Live, Inc.*	20,504	52,900
FTD Cos., Inc.*	7,262	205,660
HSN, Inc.	12,822	793,041
Lands’ End, Inc.* (a)	6,566	162,049
Liberty TripAdvisor Holdings, Inc., Series A*	29,248	912,245
Nutrisystem, Inc.	11,516	266,365
Overstock.com, Inc.*	4,884	76,484
PetMed Express, Inc. (a)	8,051	135,418
Shutterfly, Inc.*	14,947	623,439
Travelport Worldwide Ltd. (a)	41,833	566,837
Wayfair, Inc., Class A* (a)	7,964	336,638

		4,470,132

Internet Software & Services 2.2%
Alarm.com Holdings, Inc.* (a)	2,450	30,993
Amber Road, Inc.* (a)	6,786	27,280

137

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Angie’s List, Inc.* (a)	17,128	$132,399
Apigee Corp.* (a)	1,895	18,287
Appfolio, Inc., Class A* (a)	1,743	30,520
Bankrate, Inc.*	26,589	315,611
Bazaarvoice, Inc.*	24,097	106,750
Benefitfocus, Inc.* (a)	3,129	100,003
Blucora, Inc.*	16,308	159,818
Box, Inc., Class A*	5,256	65,595
Brightcove, Inc.*	13,507	83,743
Carbonite, Inc.*	7,449	75,384
Care.com, Inc.* (a)	7,304	43,897
ChannelAdvisor Corp.*	8,717	76,012
Cimpress NV* (a)	12,926	1,019,861
comScore, Inc.*	13,435	574,749
Constant Contact, Inc.*	12,741	332,540
Cornerstone OnDemand, Inc.*	21,454	675,801
Cvent, Inc.*	9,263	292,803
Demandware, Inc.*	13,278	752,863
DHI Group, Inc.*	17,623	159,488
EarthLink Holdings Corp.	41,072	351,166
Endurance International Group Holdings, Inc.* (a)	23,289	310,442
Envestnet, Inc.* (a)	14,023	418,727
Everyday Health, Inc.*	8,457	79,496
Five9, Inc.*	9,139	39,572
Gogo, Inc.* (a)	22,359	315,933
GrubHub, Inc.* (a)	29,902	717,050
GTT Communications, Inc.*	9,744	182,408
Hortonworks, Inc.*	3,114	60,598
Internap Corp.*	21,994	148,679
IntraLinks Holdings, Inc.*	15,891	139,046
j2 Global, Inc.	19,020	1,475,001
Limelight Networks, Inc.*	23,558	48,058
Liquidity Services, Inc.*	9,598	78,608
LivePerson, Inc.*	22,773	177,629
LogMeIn, Inc.*	9,691	652,786
Marchex, Inc., Class B	13,753	59,413
Marin Software, Inc.*	12,171	43,572
Marketo, Inc.*	13,795	405,987
MaxPoint Interactive, Inc.*	2,638	12,715
MINDBODY, Inc., Class A* (a)	2,414	37,755
Monster Worldwide, Inc.*	36,347	227,896
New Relic, Inc.*	2,353	93,296
NIC, Inc.	25,315	480,226
OPOWER, Inc.* (a)	10,325	99,636
Q2 Holdings, Inc.*	7,711	190,076
QuinStreet, Inc.*	14,603	81,047
Quotient Technology, Inc.* (a)	24,164	133,869
RealNetworks, Inc.*	8,735	33,892
Reis, Inc.	3,479	84,679
RetailMeNot, Inc.*	15,257	134,109
Rocket Fuel, Inc.* (a)	10,340	47,564
SciQuest, Inc.*	11,025	130,757

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Shutterstock, Inc.* (a)	7,806	$222,315
SPS Commerce, Inc.*	6,620	475,448
Stamps.com, Inc.*	5,565	420,770
TechTarget, Inc.*	7,813	72,895
Textura Corp.* (a)	7,835	230,036
Travelzoo, Inc.*	3,043	27,204
TrueCar, Inc.* (a)	19,436	119,337
United Online, Inc.*	5,737	67,008
Web.com Group, Inc.*	17,462	409,833
WebMD Health Corp.*	15,041	611,567
Wix.com Ltd.* (a)	7,414	163,998
Xactly Corp.*	2,064	19,195
XO Group, Inc.*	10,561	159,788
Xoom Corp.*	12,645	315,366

		15,880,845

Leisure Products 0.3%
Arctic Cat, Inc.	5,169	106,171
Black Diamond, Inc.*	8,784	48,663
Callaway Golf Co.	31,263	311,067
Escalade, Inc.	3,894	57,748
JAKKS Pacific, Inc.* (a)	7,473	59,186
Johnson Outdoors, Inc., Class A	2,078	44,532
Malibu Boats, Inc., Class A*	7,007	99,570
Marine Products Corp.	4,726	33,413
MCBC Holdings, Inc.*	1,867	24,588
Nautilus, Inc.*	12,591	214,551
Performance Sports Group Ltd.*	17,828	204,665
Smith & Wesson Holding Corp.*	21,494	383,883
Sturm Ruger & Co., Inc.	7,460	424,772

		2,012,809

Life Sciences Tools & Services 0.6%
Accelerate Diagnostics, Inc.* (a)	8,622	144,591
Affymetrix, Inc.*	30,872	284,023
Albany Molecular Research, Inc.*(a)	9,902	178,632
Cambrex Corp.*	12,499	574,579
Fluidigm Corp.*	11,615	125,558
Furiex Pharmaceuticals, Inc.* (b)	3,319	32,427
Harvard Bioscience, Inc.*	12,284	36,115
INC Research Holdings, Inc., Class A*	5,163	215,349
Luminex Corp.*	16,962	308,708
NanoString Technologies, Inc.*	5,038	73,101
NeoGenomics, Inc.*	20,861	147,070
Pacific Biosciences of California, Inc.* (a)	22,920	162,732
PAREXEL International Corp.*	21,815	1,376,963
PRA Health Sciences, Inc.*	7,948	278,498
Sequenom, Inc.* (a)	46,519	81,408

		4,019,754

Machinery 2.5%
Accuride Corp.*	16,145	45,529
Actuant Corp., Class A	23,771	541,979

138

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Alamo Group, Inc.	3,821	$179,281
Albany International Corp., Class A	11,256	422,888
Altra Industrial Motion Corp.	10,492	277,618
American Railcar Industries, Inc. (a)	3,761	217,085
Astec Industries, Inc.	7,506	243,945
Barnes Group, Inc.	21,559	810,403
Blount International, Inc.*	19,449	118,055
Blue Bird Corp.*	1,860	20,125
Briggs & Stratton Corp.	17,770	315,773
Chart Industries, Inc.*	12,163	209,082
CIRCOR International, Inc.	6,820	313,174
CLARCOR, Inc.	19,374	965,988
Columbus McKinnon Corp.	8,021	149,913
Commercial Vehicle Group, Inc.*	12,204	50,769
Douglas Dynamics, Inc.	8,933	195,990
EnPro Industries, Inc.	9,100	446,901
ESCO Technologies, Inc.	10,359	384,215
ExOne Co. (The)* (a)	4,185	44,780
Federal Signal Corp.	24,964	375,958
FreightCar America, Inc.	5,069	92,154
Global Brass & Copper Holdings, Inc.	8,556	192,425
Gorman-Rupp Co. (The)	7,536	215,454
Graham Corp.	4,240	71,953
Greenbrier Cos., Inc. (The)	10,537	400,828
Harsco Corp.	31,854	341,793
Hillenbrand, Inc.	25,053	743,323
Hurco Cos., Inc.	2,728	73,301
Hyster-Yale Materials Handling, Inc.	3,772	220,737
John Bean Technologies Corp.	11,616	521,094
Kadant, Inc.	4,374	179,859
LB Foster Co., Class A	4,129	60,820
Lindsay Corp. (a)	4,698	318,430
Lydall, Inc.*	6,800	232,764
Meritor, Inc.*	38,966	423,560
Milacron Holdings Corp.*	5,018	85,657
Miller Industries, Inc.	4,372	99,157
Mueller Industries, Inc.	22,252	701,383
Mueller Water Products, Inc., Class A	64,117	564,230
Navistar International Corp.* (a)	20,267	249,284
NN, Inc.	9,930	137,034
Omega Flex, Inc.	1,178	48,699
Proto Labs, Inc.* (a)	9,288	602,234
RBC Bearings, Inc.*	9,302	636,164
Rexnord Corp.*	40,423	747,017
Standex International Corp.	5,078	455,598
Sun Hydraulics Corp.	8,936	261,735
Tennant Co.	7,291	422,295
Titan International, Inc.	17,273	122,638
TriMas Corp.*	18,043	361,040
Twin Disc, Inc.	3,483	41,030
Wabash National Corp.*	27,154	325,033
Watts Water Technologies, Inc., Class A	11,195	609,456
Woodward, Inc.	25,602	1,164,891

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Xerium Technologies, Inc.*	4,514	$60,939

		18,113,460

Marine 0.2%
Eagle Bulk Shipping, Inc.*	8,383	51,136
Golden Ocean Group Ltd. (a)	26,545	52,294
Matson, Inc.	17,124	784,793
Navios Maritime Holdings, Inc. (a)	31,331	66,108
Safe Bulkers, Inc. (a)	14,238	43,853
Scorpio Bulkers, Inc.*	125,947	176,326
Ultrapetrol (Bahamas) Ltd.*	10,076	4,535

		1,179,045

Media 1.5%
AMC Entertainment Holdings, Inc., Class A	8,545	233,877
Carmike Cinemas, Inc.*	9,769	250,184
Central European Media Enterprises Ltd., Class A* (a)	28,973	62,582
Crown Media Holdings, Inc., Class A*	14,209	82,270
Cumulus Media, Inc., Class A*	56,902	26,124
Daily Journal Corp.* (a)	418	85,565
DreamWorks Animation SKG, Inc., Class A* (a)	30,168	610,600
E.W. Scripps Co. (The), Class A	23,521	518,873
Entercom Communications Corp., Class A*	10,388	114,683
Entravision Communications Corp., Class A	25,263	221,304
Eros International PLC* (a)	11,198	125,082
Global Eagle Entertainment, Inc.*	18,377	244,782
Gray Television, Inc.*	25,010	397,409
Harte-Hanks, Inc.	19,469	82,743
Hemisphere Media Group, Inc.* (a)	4,203	56,867
IMAX Corp.*	24,002	921,437
Journal Media Group, Inc.	9,560	117,014
Loral Space & Communications, Inc.*	5,174	231,330
Martha Stewart Living Omnimedia, Inc., Class A*	12,371	74,721
MDC Partners, Inc., Class A	17,370	360,949
Media General, Inc.* (a)	38,142	566,790
Meredith Corp.	14,458	679,815
National CineMedia, Inc.	24,644	349,945
New Media Investment Group, Inc.	17,881	287,884
New York Times Co. (The), Class A	54,109	718,568
Nexstar Broadcasting Group, Inc., Class A	12,458	663,139
Reading International, Inc., Class A*	6,665	103,307
Rentrak Corp.* (a)	5,052	278,769
Saga Communications, Inc., Class A	1,525	65,605
Scholastic Corp.	10,451	427,132
SFX Entertainment, Inc.* (a)	18,619	17,318
Sinclair Broadcast Group, Inc., Class A (a)	26,021	780,890
Sizmek, Inc.*	8,257	48,964
Time, Inc.	43,056	799,980
Townsquare Media, Inc., Class A*	2,836	31,083

139

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Tribune Publishing Co.	9,487	$89,557
World Wrestling Entertainment, Inc., Class A (a)	12,033	214,548

		10,941,690

Metals & Mining 0.7%
AK Steel Holding Corp.* (a)	70,893	204,881
Carpenter Technology Corp.	19,964	665,001
Century Aluminum Co.*	19,724	71,401
Cliffs Natural Resources, Inc. (a)	60,829	167,888
Coeur Mining, Inc.*	54,124	146,135
Commercial Metals Co.	45,045	647,296
Globe Specialty Metals, Inc.	25,842	326,126
Handy & Harman Ltd.*	1,081	25,674
Haynes International, Inc.	4,952	195,356
Hecla Mining Co.	147,333	304,979
Horsehead Holding Corp.* (a)	22,558	64,065
Kaiser Aluminum Corp.	6,789	551,878
Materion Corp.	8,031	242,135
Olympic Steel, Inc.	3,840	36,749
Ryerson Holding Corp.* (a)	4,899	28,659
Schnitzer Steel Industries, Inc., Class A	10,489	176,844
Stillwater Mining Co.*	48,149	449,712
SunCoke Energy, Inc.	25,994	128,930
TimkenSteel Corp.	15,791	168,016
Worthington Industries, Inc.	18,700	574,090

		5,175,815

Multiline Retail 0.4%
Big Lots, Inc.	19,529	900,287
Burlington Stores, Inc.*	29,859	1,435,621
Fred’s, Inc., Class A	14,751	204,006
Ollie’s Bargain Outlet Holdings, Inc.* (a)	3,365	53,335
Tuesday Morning Corp.*	17,549	94,940

		2,688,189

Multi-Utilities 0.4%
Avista Corp.	24,624	833,522
Black Hills Corp.	17,654	808,200
NorthWestern Corp.	18,597	1,007,772

		2,649,494

Oil, Gas & Consumable Fuels 2.0%
Abraxas Petroleum Corp.*	38,878	61,816
Adams Resources & Energy, Inc.	899	39,969
Alon USA Energy, Inc.	12,417	207,985
Approach Resources, Inc.* (a)	14,480	34,173
Ardmore Shipping Corp.	6,999	100,436
Bill Barrett Corp.* (a)	19,945	97,132
Bonanza Creek Energy, Inc.*	19,754	112,400
Callon Petroleum Co.*	26,292	228,215
Carrizo Oil & Gas, Inc.*	20,494	771,189

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Clayton Williams Energy, Inc.*	2,353	$140,168
Clean Energy Fuels Corp.* (a)	28,363	160,251
Cloud Peak Energy, Inc.* (a)	23,936	71,090
Contango Oil & Gas Co.*	6,724	51,439
Delek US Holdings, Inc.	22,571	613,931
DHT Holdings, Inc.	37,097	291,582
Dorian LPG Ltd.*	9,792	115,350
Earthstone Energy, Inc.*	418	5,793
Eclipse Resources Corp.* (a)	18,845	40,517
Energy Fuels, Inc.*	16,471	44,801
Energy XXI Ltd. (a)	36,991	63,994
Erin Energy Corp.* (a)	5,413	21,652
Evolution Petroleum Corp.	9,401	64,867
EXCO Resources, Inc.* (a)	63,858	71,521
Frontline Ltd.* (a)	42,843	135,384
GasLog Ltd. (a)	16,552	191,507
Gastar Exploration, Inc.*	32,208	50,567
Gener8 Maritime, Inc.*	5,585	58,084
Green Plains, Inc.	15,138	310,480
Halcon Resources Corp.* (a)	145,681	102,137
Hallador Energy Co. (a)	4,134	25,176
Isramco, Inc.*	369	35,055
Jones Energy, Inc., Class A*	11,391	58,550
Magnum Hunter Resources Corp.*	83,519	22,233
Matador Resources Co.*	29,152	749,498
Navios Maritime Acquisition Corp.	32,427	116,089
Nordic American Tankers Ltd. (a)	35,525	542,822
Northern Oil and Gas, Inc.* (a)	24,581	123,888
Oasis Petroleum, Inc.* (a)	55,334	643,534
Pacific Ethanol, Inc.* (a)	12,068	72,529
Panhandle Oil and Gas, Inc., Class A	6,497	119,415
Par Pacific Holdings, Inc.*	6,217	141,748
Parsley Energy, Inc., Class A*	35,850	635,620
PDC Energy, Inc.*	15,763	951,139
Peabody Energy Corp.* (a)	7,346	93,961
Penn Virginia Corp.* (a)	27,577	17,067
Petrocorp, Inc.* (b)	1,500	0
Renewable Energy Group, Inc.*	17,425	137,483
REX American Resources Corp.*	2,236	122,779
Rex Energy Corp.* (a)	18,749	42,373
Ring Energy, Inc.*	9,297	96,596
RSP Permian, Inc.*	22,785	624,765
Sanchez Energy Corp.* (a)	20,689	123,100
SandRidge Energy, Inc.*	171,091	63,355
Scorpio Tankers, Inc.	69,985	638,263
SemGroup Corp., Class A	17,256	786,011
Ship Finance International Ltd. (a)	22,395	382,731
Solazyme, Inc.* (a)	31,994	104,940
Stone Energy Corp.*	22,789	127,390
Synergy Resources Corp.*	41,354	462,751
Teekay Tankers Ltd., Class A	35,815	273,627
TransAtlantic Petroleum Ltd.*	10,041	25,404
Triangle Petroleum Corp.* (a)	18,829	22,595

140

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Ultra Petroleum Corp.* (a)	60,909	$333,781
Uranium Energy Corp.* (a)	36,408	40,777
W&T Offshore, Inc. (a)	13,340	43,488
Western Refining, Inc.	28,027	1,166,484
Westmoreland Coal Co.* (a)	7,050	50,478

		14,275,925

Paper & Forest Products 0.6%
Boise Cascade Co.*	15,568	465,950
Clearwater Paper Corp.*	7,612	383,873
Deltic Timber Corp.	4,403	272,810
KapStone Paper and Packaging Corp.	33,621	731,257
Louisiana-Pacific Corp.*	56,246	993,305
Neenah Paper, Inc.	6,705	451,984
P.H. Glatfelter Co.	17,313	335,872
Schweitzer-Mauduit International, Inc.	12,168	472,362
Wausau Paper Corp.	16,573	169,210

		4,276,623

Personal Products 0.2%
Elizabeth Arden, Inc.* (a)	10,313	129,325
Inter Parfums, Inc.	6,735	186,021
Medifast, Inc.*	4,451	124,495
Natural Health Trends Corp. (a)	3,151	155,218
Nature’s Sunshine Products, Inc.	4,111	48,715
Nutraceutical International Corp.*	3,334	81,683
Revlon, Inc., Class A*	4,570	143,361
Synutra International, Inc.* (a)	8,371	47,798
USANA Health Sciences, Inc.*	2,266	291,408

		1,208,024

Pharmaceuticals 1.6%
Aerie Pharmaceuticals, Inc.*	8,167	186,289
Agile Therapeutics, Inc.*	4,033	32,022
Alimera Sciences, Inc.* (a)	12,670	38,137
Amphastar Pharmaceuticals, Inc.*	12,572	148,853
ANI Pharmaceuticals, Inc.* (a)	3,141	131,419
Aratana Therapeutics, Inc.*	11,469	80,168
Assembly Biosciences, Inc.*	5,600	53,760
BioDelivery Sciences International, Inc.* (a)	18,469	99,363
Carbylan Therapeutics, Inc.*	4,824	17,366
Catalent, Inc.*	33,277	884,503
Cempra, Inc.* (a)	12,700	281,940
Collegium Pharmaceutical, Inc.*	2,624	48,203
Corcept Therapeutics, Inc.* (a)	24,576	90,685
Corium International, Inc.* (a)	3,340	23,180
Depomed, Inc.*	23,820	416,850
Dermira, Inc.*	5,773	155,813
Durect Corp.*	44,394	90,564
Endocyte, Inc.* (a)	15,609	80,230
Flex Pharma, Inc.* (a)	2,262	25,628
Foamix Pharmaceuticals Ltd.*	8,916	63,571

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Heska Corp.*	2,231	$68,626
Impax Laboratories, Inc.* (a)	28,383	982,903
Intersect ENT, Inc.*	6,346	121,589
Intra-Cellular Therapies, Inc.*	8,637	413,280
Lannett Co., Inc.* (a)	10,582	473,756
Medicines Co. (The)*	26,130	894,691
Nektar Therapeutics* (a)	51,921	616,302
Neos Therapeutics, Inc.*	1,775	25,134
Ocular Therapeutix, Inc.* (a)	5,714	49,312
Omeros Corp.* (a)	15,092	189,103
Pacira Pharmaceuticals, Inc.*	14,509	724,725
Paratek Pharmaceuticals, Inc.*	4,792	83,189
Pernix Therapeutics Holdings, Inc.* (a)	17,381	48,841
Phibro Animal Health Corp., Class A	6,957	232,086
POZEN, Inc.*	11,507	67,316
Prestige Brands Holdings, Inc.*	20,657	1,012,400
Relypsa, Inc.* (a)	12,963	207,278
Revance Therapeutics, Inc.*	6,194	242,619
Sagent Pharmaceuticals, Inc.*	8,837	148,550
SciClone Pharmaceuticals, Inc.*	19,930	151,867
Sucampo Pharmaceuticals, Inc., Class A*	9,915	191,954
Supernus Pharmaceuticals, Inc.*	13,684	225,786
Teligent, Inc.* (a)	16,493	119,904
Tetraphase Pharmaceuticals, Inc.*	14,388	129,924
TherapeuticsMD, Inc.* (a)	50,599	297,016
Theravance Biopharma, Inc.*	9,889	147,841
Theravance, Inc. (a)	33,839	297,106
VIVUS, Inc.* (a)	41,142	51,839
XenoPort, Inc.*	23,133	141,343
Zogenix, Inc.*	9,221	108,716
ZS Pharma, Inc.*	7,220	469,372
Zynerba Pharmaceuticals, Inc.*	1,335	16,808

		11,899,720

Professional Services 1.4%
Acacia Research Corp.	20,236	134,772
Advisory Board Co. (The)*	16,965	743,576
Barrett Business Services, Inc.	2,821	138,173
CBIZ, Inc.*	19,826	213,130
CDI Corp.	5,933	47,464
CEB, Inc.	13,240	989,822
CRA International, Inc.*	3,741	87,539
Exponent, Inc.	10,444	536,926
Franklin Covey Co.*	4,988	85,444
FTI Consulting, Inc.*	16,443	559,226
GP Strategies Corp.*	5,249	131,697
Heidrick & Struggles International, Inc.	7,320	194,419
Hill International, Inc.*	14,626	49,436
Huron Consulting Group, Inc.*	9,267	447,596
ICF International, Inc.*	7,893	242,078
Insperity, Inc.	7,572	351,795
Kelly Services, Inc., Class A	11,497	181,653
Kforce, Inc.	9,846	276,771

141

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
Korn/Ferry International	19,837	$721,472
Mistras Group, Inc.*	6,885	130,264
Navigant Consulting, Inc.*	19,411	333,869
On Assignment, Inc.*	20,376	919,161
Pendrell Corp.*	69,095	46,294
Resources Connection, Inc.	15,222	273,235
RPX Corp.*	21,802	310,461
TriNet Group, Inc.*	16,388	311,044
TrueBlue, Inc.*	16,712	484,147
Volt Information Sciences, Inc.*	3,546	30,567
VSE Corp.	1,746	100,325
WageWorks, Inc.*	14,080	676,122

		9,748,478

Real Estate Investment Trusts (REITs) 8.8%
Acadia Realty Trust	27,182	894,016
AG Mortgage Investment Trust, Inc.	11,410	173,546
Agree Realty Corp.	6,971	225,721
Alexander’s, Inc.	827	326,574
Altisource Residential Corp.	22,838	328,639
American Assets Trust, Inc.	14,740	621,438
American Capital Mortgage Investment Corp.	20,289	294,393
American Residential Properties, Inc.	12,815	212,345
Anworth Mortgage Asset Corp.	41,929	200,001
Apollo Commercial Real Estate Finance, Inc.	23,292	386,880
Apollo Residential Mortgage, Inc.	12,889	165,881
Ares Commercial Real Estate Corp.	10,930	134,876
Armada Hoffler Properties, Inc.	10,525	113,039
ARMOUR Residential REIT, Inc.	17,585	360,844
Ashford Hospitality Prime, Inc.	11,057	162,538
Ashford Hospitality Trust, Inc.	33,288	229,021
Bluerock Residential Growth REIT, Inc.	7,077	82,942
Campus Crest Communities, Inc.	25,715	170,490
Capstead Mortgage Corp.	37,997	366,671
CareTrust REIT, Inc.	19,073	215,906
CatchMark Timber Trust, Inc., Class A	15,171	166,122
Cedar Realty Trust, Inc.	34,178	238,904
Chambers Street Properties	94,520	669,202
Chatham Lodging Trust	15,323	350,744
Chesapeake Lodging Trust	23,521	647,768
Colony Capital, Inc., Class A	44,556	906,269
CorEnergy Infrastructure Trust, Inc.	19,548	99,890
CoreSite Realty Corp.	9,760	536,312
Cousins Properties, Inc.	84,921	852,607
CubeSmart	65,685	1,827,357
CyrusOne, Inc.	25,803	910,330
CYS Investments, Inc.	62,264	480,678
DCT Industrial Trust, Inc.	35,097	1,302,801
DiamondRock Hospitality Co.	78,770	920,034
DuPont Fabros Technology, Inc.	24,974	801,416
Dynex Capital, Inc.	21,940	145,462
Easterly Government Properties, Inc.	5,307	92,766
EastGroup Properties, Inc.	12,816	719,747

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Education Realty Trust, Inc.	19,206	$689,687
EPR Properties	22,599	1,283,849
Equity One, Inc.	28,829	766,275
FelCor Lodging Trust, Inc.	57,102	459,671
First Industrial Realty Trust, Inc.	43,438	941,736
First Potomac Realty Trust	23,368	275,509
Franklin Street Properties Corp.	35,377	368,628
GEO Group, Inc. (The)	29,103	939,154
Getty Realty Corp.	10,068	169,948
Gladstone Commercial Corp.	7,960	127,440
Government Properties Income Trust	27,991	455,694
Gramercy Property Trust, Inc.	22,842	518,057
Great Ajax Corp.	1,657	21,425
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	12,897	232,275
Hatteras Financial Corp.	38,101	545,225
Healthcare Realty Trust, Inc.	39,637	1,044,831
Hersha Hospitality Trust	19,572	469,924
Highwoods Properties, Inc.	37,234	1,617,817
Hudson Pacific Properties, Inc.	29,402	840,015
Independence Realty Trust, Inc.	11,272	88,373
InfraREIT, Inc.	8,738	208,663
Inland Real Estate Corp.	34,546	305,732
Invesco Mortgage Capital, Inc.	49,320	594,306
Investors Real Estate Trust	47,042	381,981
iStar, Inc.*	34,016	440,167
Kite Realty Group Trust	33,074	873,484
Ladder Capital Corp.	15,498	221,002
LaSalle Hotel Properties	44,485	1,308,304
Lexington Realty Trust	82,041	725,242
LTC Properties, Inc.	14,006	600,157
Mack-Cali Realty Corp.	34,942	760,338
Medical Properties Trust, Inc.	92,695	1,047,454
Monmouth Real Estate Investment Corp.	23,500	244,635
Monogram Residential Trust, Inc.	65,898	649,754
National Health Investors, Inc.	14,821	870,586
National Storage Affiliates Trust	9,040	135,962
New Residential Investment Corp.	91,285	1,107,287
New Senior Investment Group, Inc.	33,348	334,147
New York Mortgage Trust, Inc.	44,145	250,744
New York REIT, Inc.	64,861	739,415
NexPoint Residential Trust, Inc.	7,402	97,558
One Liberty Properties, Inc.	4,812	113,371
Orchid Island Capital, Inc.	8,083	71,777
Parkway Properties, Inc.	33,553	561,342
Pebblebrook Hotel Trust	28,307	967,533
Pennsylvania Real Estate Investment Trust	27,017	607,342
PennyMac Mortgage Investment Trust	29,784	435,442
Physicians Realty Trust	28,058	448,367
Potlatch Corp.	16,132	503,964
Preferred Apartment Communities, Inc., Class A	8,358	91,520
PS Business Parks, Inc.	7,717	662,041

142

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
QTS Realty Trust, Inc., Class A	10,912	$469,325
RAIT Financial Trust	33,116	160,613
Ramco-Gershenson Properties Trust	31,596	530,813
Redwood Trust, Inc.	33,681	447,284
Resource Capital Corp.	13,570	174,239
Retail Opportunity Investments Corp.	38,126	691,224
Rexford Industrial Realty, Inc.	22,153	335,618
RLJ Lodging Trust	52,079	1,306,662
Rouse Properties, Inc.	14,499	255,037
Ryman Hospitality Properties, Inc.	17,210	905,246
Sabra Health Care REIT, Inc.	25,527	578,952
Saul Centers, Inc.	3,826	214,524
Select Income REIT	24,573	496,375
Silver Bay Realty Trust Corp.	14,321	232,000
Sovran Self Storage, Inc.	14,101	1,408,267
STAG Industrial, Inc.	25,750	528,390
Starwood Waypoint Residential Trust	15,175	373,305
STORE Capital Corp.	14,248	323,002
Strategic Hotels & Resorts, Inc.*	108,560	1,530,696
Summit Hotel Properties, Inc.	34,748	454,504
Sun Communities, Inc.	18,450	1,236,519
Sunstone Hotel Investors, Inc.	82,006	1,185,807
Terreno Realty Corp.	17,132	383,414
UMH Properties, Inc.	8,674	85,786
United Development Funding IV	11,857	203,940
Universal Health Realty Income Trust	4,936	245,270
Urban Edge Properties	33,472	794,625
Urstadt Biddle Properties, Inc., Class A	10,721	215,492
Washington Real Estate Investment Trust	27,110	732,241
Western Asset Mortgage Capital Corp.	16,950	193,569
Whitestone REIT	9,997	123,563
Xenia Hotels & Resorts, Inc.	43,928	761,712

		63,127,334

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.	19,217	725,250
Altisource Asset Management Corp.*	362	8,905
Altisource Portfolio Solutions SA*	5,054	135,498
AV Homes, Inc.*	4,665	61,765
Consolidated-Tomoka Land Co.	1,802	92,352
Forestar Group, Inc.*	13,462	190,487
FRP Holdings, Inc.*	2,806	92,598
Kennedy-Wilson Holdings, Inc.	36,896	904,690
Marcus & Millichap, Inc.*	5,421	236,193
RE/MAX Holdings, Inc., Class A	4,702	177,124
St. Joe Co. (The)* (a)	14,209	281,622
Tejon Ranch Co.*	5,386	121,347

		3,027,831

Road & Rail 0.5%
ArcBest Corp.	10,394	269,205
Celadon Group, Inc.	10,840	156,963

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Covenant Transportation Group, Inc., Class A*	4,650	$89,745
Heartland Express, Inc.	20,043	377,410
Knight Transportation, Inc.	24,920	633,466
Marten Transport Ltd.	9,494	155,607
PAM Transportation Services, Inc.*	1,261	45,030
Roadrunner Transportation Systems, Inc.*	11,263	119,838
Saia, Inc.*	10,017	236,501
Swift Transportation Co.*	35,160	549,551
Universal Truckload Services, Inc. (a)	3,201	51,152
USA Truck, Inc.*	3,858	70,138
Werner Enterprises, Inc.	17,404	460,510
YRC Worldwide, Inc.*	13,137	239,882

		3,454,998

Semiconductors & Semiconductor Equipment 3.1%
Advanced Energy Industries, Inc.*	16,330	461,812
Advanced Micro Devices, Inc.* (a)	252,679	535,680
Alpha & Omega Semiconductor Ltd.*	6,852	60,846
Ambarella, Inc.* (a)	12,411	613,600
Amkor Technology, Inc.*	39,286	244,359
Applied Micro Circuits Corp.*	31,767	205,850
Axcelis Technologies, Inc.*	44,212	123,794
Brooks Automation, Inc.	26,956	297,594
Cabot Microelectronics Corp.*	9,767	411,874
Cascade Microtech, Inc.*	5,378	82,391
Cavium, Inc.*	21,830	1,548,839
CEVA, Inc.*	8,235	192,452
Cirrus Logic, Inc.*	25,016	771,243
Cohu, Inc.	10,045	126,467
Diodes, Inc.*	14,786	338,599
DSP Group, Inc.*	8,604	86,900
Entegris, Inc.*	55,104	706,984
Exar Corp.*	15,749	89,612
Fairchild Semiconductor International, Inc.*	45,632	761,142
FormFactor, Inc.*	23,343	192,346
Inphi Corp.*	15,248	453,933
Integrated Device Technology, Inc.*	58,450	1,490,475
Integrated Silicon Solution, Inc.	12,638	284,102
Intersil Corp., Class A	51,468	697,391
IXYS Corp.	9,807	122,195
Kopin Corp.*	25,641	68,461
Lattice Semiconductor Corp.*	46,677	213,781
M/A-COM Technology Solutions Holdings, Inc.*	9,334	314,929
Mattson Technology, Inc.*	29,552	69,152
MaxLinear, Inc., Class A*	20,553	267,189
Microsemi Corp.*	37,463	1,349,043
MKS Instruments, Inc.	20,927	737,468
Monolithic Power Systems, Inc.	15,495	967,198
Nanometrics, Inc.*	9,548	145,893
NeoPhotonics Corp.*	11,131	92,053

143

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
NVE Corp.	1,919	$113,778
OmniVision Technologies, Inc.*	23,069	666,002
PDF Solutions, Inc.*	10,819	114,249
Pericom Semiconductor Corp.	8,792	153,420
Photronics, Inc.*	26,512	254,250
PMC-Sierra, Inc.*	68,138	812,205
Power Integrations, Inc.	11,485	581,256
Rambus, Inc.*	46,029	475,019
Rudolph Technologies, Inc.*	12,812	163,866
Semtech Corp.*	26,460	463,050
Sigma Designs, Inc.*	13,976	123,129
Silicon Laboratories, Inc.*	16,726	835,798
Synaptics, Inc.*	14,510	1,234,656
Tessera Technologies, Inc.	20,694	723,669
Ultra Clean Holdings, Inc.*	12,391	60,468
Ultratech, Inc.*	11,015	172,164
Veeco Instruments, Inc.*	16,089	289,924
Xcerra Corp.*	21,340	148,100

		22,510,650

Software 4.4%
A10 Networks, Inc.*	13,284	95,379
ACI Worldwide, Inc.*	45,986	1,101,365
American Software, Inc., Class A	9,599	98,198
Aspen Technology, Inc.*	33,689	1,394,388
AVG Technologies NV*	16,293	386,144
Barracuda Networks, Inc.*	3,336	63,984
Blackbaud, Inc.	18,495	1,159,452
Bottomline Technologies de, Inc.*	16,261	450,104
BroadSoft, Inc.*	11,609	371,140
Callidus Software, Inc.*	22,116	384,155
Code Rebel Corp.*	410	2,038
CommVault Systems, Inc.*	17,771	720,081
Digimarc Corp.* (a)	2,983	66,998
Digital Turbine, Inc.* (a)	18,631	30,927
Ebix, Inc. (a)	10,708	296,933
Ellie Mae, Inc.*	11,610	847,298
EnerNOC, Inc.*	10,626	83,308
Epiq Systems, Inc.	13,055	180,159
ePlus, Inc.*	2,191	184,964
Fair Isaac Corp.	12,292	1,135,412
Fleetmatics Group PLC*	15,012	835,568
Gigamon, Inc.*	10,902	285,959
Globant SA* (a)	6,056	209,356
Glu Mobile, Inc.* (a)	47,891	197,311
Guidance Software, Inc.*	7,221	40,726
Guidewire Software, Inc.*	27,731	1,614,776
HubSpot, Inc.*	7,477	387,907
Imperva, Inc.*	10,453	738,191
Infoblox, Inc.*	22,652	369,454
Interactive Intelligence Group, Inc.*	6,872	222,240
Jive Software, Inc.*	17,909	87,217
Manhattan Associates, Inc.*	29,091	2,119,279

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Mentor Graphics Corp.	39,295	$1,068,824
MicroStrategy, Inc., Class A*	3,654	628,744
MobileIron, Inc.* (a)	15,244	58,842
Model N, Inc.*	8,112	81,931
Monotype Imaging Holdings, Inc.	15,923	435,335
Park City Group, Inc.* (a)	4,424	51,540
Paycom Software, Inc.*	12,382	470,640
Paylocity Holding Corp.*	6,167	207,026
Pegasystems, Inc.	14,221	396,624
Progress Software Corp.*	19,815	481,108
Proofpoint, Inc.*	15,609	1,099,498
PROS Holdings, Inc.*	9,531	228,935
QAD, Inc., Class A	3,997	102,083
Qlik Technologies, Inc.*	36,067	1,131,422
Qualys, Inc.*	9,897	349,562
Rapid7, Inc.* (a)	2,749	56,519
RealPage, Inc.*	20,969	354,376
RingCentral, Inc., Class A*	21,273	393,551
Rovi Corp.*	35,144	321,568
Rubicon Project, Inc. (The)*	10,225	155,011
Sapiens International Corp. NV	9,557	112,868
Seachange International, Inc.*	13,831	89,487
Silver Spring Networks, Inc.*	14,723	193,019
Synchronoss Technologies, Inc.*	15,424	542,616
Take-Two Interactive Software, Inc.*	33,377	1,108,116
Tangoe, Inc.*	15,615	129,292
TeleCommunication Systems, Inc., Class A*	20,293	82,998
Telenav, Inc.*	11,344	81,677
TiVo, Inc.*	38,768	352,013
TubeMogul, Inc.* (a)	6,034	72,106
Tyler Technologies, Inc.*	13,326	2,270,217
Varonis Systems, Inc.*	3,550	56,694
VASCO Data Security International, Inc.* (a)	11,714	222,683
Verint Systems, Inc.*	24,179	1,150,437
VirnetX Holding Corp.* (a)	17,891	67,986
Workiva, Inc.* (a)	2,685	44,517
Xura, Inc.*	9,032	233,748
Yodlee, Inc.*	7,152	120,011
Zendesk, Inc.*	21,366	429,884
Zix Corp.*	23,150	119,917

		31,713,836

Specialty Retail 2.8%
Abercrombie & Fitch Co., Class A (a)	27,586	584,547
American Eagle Outfitters, Inc.	77,245	1,180,304
America’s Car-Mart, Inc.*	3,420	117,101
Asbury Automotive Group, Inc.*	10,740	850,608
Ascena Retail Group, Inc.*	67,342	896,995
Barnes & Noble Education, Inc.*	12,736	187,856
Barnes & Noble, Inc.	20,153	261,787
bebe stores, inc. (a)	12,940	14,363
Big 5 Sporting Goods Corp.	7,236	66,209
Boot Barn Holdings, Inc.*	4,722	70,830

144

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Buckle, Inc. (The)	11,056	$391,825
Build-A-Bear Workshop, Inc.*	5,667	88,179
Caleres, Inc.	17,160	524,410
Cato Corp. (The), Class A	10,461	395,007
Chico’s FAS, Inc.	56,362	778,923
Children’s Place, Inc. (The)	8,076	433,439
Christopher & Banks Corp.*	15,346	22,405
Citi Trends, Inc.	6,209	164,973
Conn’s, Inc.* (a)	10,907	206,906
Container Store Group, Inc. (The)*	6,348	72,431
Destination XL Group, Inc.*	14,740	86,082
Express, Inc.*	33,228	641,300
Finish Line, Inc. (The), Class A	18,313	341,171
Five Below, Inc.*	21,447	736,490
Francesca’s Holdings Corp.*	16,895	240,078
Genesco, Inc.*	9,418	590,038
Group 1 Automotive, Inc.	9,167	797,071
Guess?, Inc.	24,231	510,063
Haverty Furniture Cos., Inc.	8,098	189,574
Hibbett Sports, Inc.*	9,915	338,696
Kirkland’s, Inc.	6,848	157,436
Lithia Motors, Inc., Class A	8,905	1,045,358
Lumber Liquidators Holdings, Inc.* (a)	10,801	149,270
MarineMax, Inc.*	10,099	159,564
Mattress Firm Holding Corp.* (a)	8,152	347,031
Men’s Wearhouse, Inc. (The)	19,028	760,739
Monro Muffler Brake, Inc.	12,557	931,353
Outerwall, Inc. (a)	7,362	441,720
Party City Holdco, Inc.*	9,960	157,667
Pep Boys-Manny, Moe & Jack (The)*	21,443	322,503
Pier 1 Imports, Inc. (a)	35,932	266,615
Rent-A-Center, Inc.	20,763	381,832
Restoration Hardware Holdings, Inc.*	13,216	1,362,437
Select Comfort Corp.*	20,540	435,448
Shoe Carnival, Inc.	5,955	133,809
Sonic Automotive, Inc., Class A	13,119	327,188
Sportsman’s Warehouse Holdings, Inc.*	7,073	76,105
Stage Stores, Inc.	12,739	123,950
Stein Mart, Inc.	11,668	103,378
Systemax, Inc.*	4,716	43,717
Tile Shop Holdings, Inc.*	10,866	157,666
Tilly’s, Inc., Class A*	4,561	33,250
Vitamin Shoppe, Inc.*	11,862	340,321
West Marine, Inc.*	7,363	74,955
Winmark Corp.	885	89,164
Zumiez, Inc.*	7,613	133,075

		20,335,212

Technology Hardware, Storage & Peripherals 0.6%
Avid Technology, Inc.*	12,780	107,991
Cray, Inc.*	16,307	483,176
Diebold, Inc.	25,728	948,591
Eastman Kodak Co.*	6,973	87,302

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals (continued)
Electronics For Imaging, Inc.*	18,424	$855,611
Imation Corp.*	13,073	26,408
Immersion Corp.*	11,237	145,856
Nimble Storage, Inc.* (a)	20,142	455,209
QLogic Corp.*	33,840	419,616
Quantum Corp.*	86,503	72,663
Silicon Graphics International Corp.*	13,368	58,418
Stratasys Ltd.* (a)	20,246	516,273
Super Micro Computer, Inc.*	14,686	414,292
Violin Memory, Inc.* (a)	36,603	58,931

		4,650,337

Textiles, Apparel & Luxury Goods 0.8%
Cherokee, Inc.*	3,299	59,877
Columbia Sportswear Co.	11,248	616,953
Crocs, Inc.*	30,674	331,279
Culp, Inc.	4,061	121,870
Deckers Outdoor Corp.*	12,886	717,235
G-III Apparel Group Ltd.*	15,734	866,786
Iconix Brand Group, Inc.*	19,033	291,585
Movado Group, Inc.	6,432	165,560
Oxford Industries, Inc.	5,834	424,832
Perry Ellis International, Inc.*	4,795	102,949
Sequential Brands Group, Inc.*	9,968	124,700
Steven Madden Ltd.*	22,152	771,997
Superior Uniform Group, Inc.	2,793	47,593
Tumi Holdings, Inc.*	22,299	357,453
Unifi, Inc.*	5,927	181,307
Vera Bradley, Inc.*	8,469	105,947
Vince Holding Corp.*	6,064	27,591
Wolverine World Wide, Inc.	40,755	756,820

		6,072,334

Thrifts & Mortgage Finance 2.0%
Anchor BanCorp Wisconsin, Inc.* (a)	2,994	122,814
Astoria Financial Corp.	35,817	571,639
Bank Mutual Corp.	18,558	134,360
BankFinancial Corp.	7,176	88,480
BBX Capital Corp., Class A*	1,191	21,855
Bear State Financial, Inc.* (a)	4,755	52,067
Beneficial Bancorp, Inc.*	32,635	452,648
BofI Holding, Inc.* (a)	6,092	487,421
Brookline Bancorp, Inc.	28,227	320,376
Capitol Federal Financial, Inc.	55,400	719,092
Charter Financial Corp.	6,462	84,652
Clifton Bancorp, Inc.	10,580	154,256
Dime Community Bancshares, Inc.	12,466	216,285
Essent Group Ltd.*	22,131	533,357
EverBank Financial Corp.	38,309	661,213
Federal Agricultural Mortgage Corp., Class C	4,127	121,169
First Defiance Financial Corp.	3,730	142,859
Flagstar Bancorp, Inc.*	8,130	180,811
Fox Chase Bancorp, Inc.	4,646	81,352

145

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Hingham Institution for Savings	469	$59,755
HomeStreet, Inc.*	8,775	183,661
Impac Mortgage Holdings, Inc.*	3,450	77,108
Kearny Financial Corp./MD	36,927	441,278
LendingTree, Inc.*	2,336	283,497
Meridian Bancorp, Inc.	21,561	302,716
Meta Financial Group, Inc.	2,761	118,944
MGIC Investment Corp.*	134,360	1,262,984
Nationstar Mortgage Holdings, Inc.* (a)	15,668	207,914
NMI Holdings, Inc., Class A*	19,742	148,460
Northfield Bancorp, Inc.	18,786	287,802
Northwest Bancshares, Inc.	37,643	506,675
OceanFirst Financial Corp.	5,219	96,343
Ocwen Financial Corp.* (a)	42,695	298,438
Oritani Financial Corp.	17,602	280,224
PennyMac Financial Services, Inc., Class A*	6,054	100,133
PHH Corp.*	19,852	291,824
Provident Financial Services, Inc.	25,931	526,918
Radian Group, Inc.	75,699	1,095,365
Stonegate Mortgage Corp.* (a)	5,923	33,939
Territorial Bancorp, Inc.	3,348	93,342
TrustCo Bank Corp.	38,153	237,693
United Community Financial Corp.	19,875	108,915
United Financial Bancorp, Inc.	19,654	255,109
Walker & Dunlop, Inc.*	10,534	305,591
Washington Federal, Inc.	37,078	924,725
Waterstone Financial, Inc.	10,906	145,268
WSFS Financial Corp.	11,232	356,841

		14,178,168

Tobacco 0.2%
Universal Corp.	9,018	487,062
Vector Group Ltd.	33,932	822,851

		1,309,913

Trading Companies & Distributors 0.7%
Aircastle Ltd.	24,489	554,921
Applied Industrial Technologies, Inc.	15,980	660,134
Beacon Roofing Supply, Inc.*	19,547	691,768
CAI International, Inc.*	6,886	80,015
DXP Enterprises, Inc.*	5,026	152,087
H&E Equipment Services, Inc.	12,433	240,081
Kaman Corp.	10,737	417,562
Lawson Products, Inc.*	2,125	55,271
MRC Global, Inc.*	40,933	487,103
Neff Corp., Class A*	4,426	25,937
Real Industry, Inc.*	9,704	92,188
Rush Enterprises, Inc., Class A*	14,069	343,002
Stock Building Supply Holdings, Inc.*	6,137	106,048
TAL International Group, Inc.*	13,242	224,584
Textainer Group Holdings Ltd. (a)	8,768	171,502
Titan Machinery, Inc.* (a)	6,784	82,968

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
Univar, Inc.*	14,868	$262,569
Veritiv Corp.*	3,228	135,576

		4,783,316

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	24,486	305,096

Water Utilities 0.3%
American States Water Co.	14,937	608,683
Artesian Resources Corp., Class A	2,910	70,887
California Water Service Group	19,041	425,757
Connecticut Water Service, Inc.	4,348	160,050
Consolidated Water Co., Ltd.	5,587	61,848
Middlesex Water Co.	6,382	164,464
SJW Corp.	6,326	200,724
York Water Co. (The)	5,094	118,079

		1,810,492

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	14,419	111,459
NTELOS Holdings Corp.*	6,633	60,957
Shenandoah Telecommunications Co.	9,605	449,418
Spok Holdings, Inc.	8,665	156,230

		778,064

Total Common Stocks (cost $562,884,663)		684,182,533

Right 0.0%†

	Number of Rights

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.* (b)	25,203	63,512

Total Right (cost $–)		63,512

Warrant 0.0%†

	Number of Warrants

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring 04/15/16* (a)(b)	7,307	0

Total Warrant (cost $–)		0

146

Statement of Investments (Continued)

October 31, 2015

Nationwide Small Cap Index Fund (Continued)

Mutual Fund 0.5%

	Shares	Market Value

Money Market Fund 0.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (c)(d)	3,535,162	$3,535,162

Total Mutual Fund (cost $3,535,162)		3,535,162

Repurchase Agreement 8.1%

	Principal Amount

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $58,393,767, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $59,561,344. (d)(e)	$58,393,475	58,393,475

Total Repurchase Agreement (cost $58,393,475)		58,393,475

Total Investments (cost $624,813,300) (f) — 103.4%		746,174,682

Liabilities in excess of other assets — (3.4%)		(24,831,383)

NET ASSETS — 100.0%		$721,343,299

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $60,255,268.

(b)	Fair valued security.

(c)	Represents 7-day effective yield as of October 31, 2015.

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $61,928,637.

(e)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At October 31, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
319	Russell 2000 Mini Future	12/18/15	$36,949,770	$667,559

At October 31, 2015, the Fund has $1,668,600 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

147

Statement of Assets and Liabilities

October 31, 2015

Nationwide Small Cap Index Fund
Assets:
Investments, at value* (cost $566,419,825)	$687,781,207
Repurchase agreement, at value (cost $58,393,475)	58,393,475

Total Investments, at value (total cost $624,813,300)	746,174,682

Cash	34,307,373
Deposits with broker for futures contracts	1,668,600
Dividends receivable	258,381
Security lending income receivable	154,221
Receivable for investments sold	1,080,282
Receivable for capital shares issued	176,190
Prepaid expenses	21,211

Total Assets	783,840,940

Liabilities:
Payable for capital shares redeemed	205,525
Payable for variation margin on futures contracts	80,550
Payable upon return of securities loaned (Note 2)	61,928,637
Accrued expenses and other payables:
Investment advisory fees	114,696
Fund administration fees	21,277
Distribution fees	32,147
Administrative servicing fees	22,217
Accounting and transfer agent fees	2,426
Trustee fees	1,748
Custodian fees	2,659
Compliance program costs (Note 3)	303
Professional fees	33,503
Printing fees	11,254
Other	40,699

Total Liabilities	62,497,641

Net Assets	$721,343,299

Represented by:
Capital	$546,352,432
Accumulated undistributed net investment income	1,893,242
Accumulated net realized gains from investments and futures transactions	51,068,684
Net unrealized appreciation/(depreciation) from investments	121,361,382
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	667,559

Net Assets	$721,343,299

Net Assets:
Class A Shares	$129,815,756
Class C Shares	4,086,067
Class R Shares	1,156,739
Institutional Class Shares	586,284,737

Total	$721,343,299

*	Includes value of securities on loan of $60,255,268 (Note 2).

148

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Small Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,001,369
Class C Shares	292,651
Class R Shares	80,785
Institutional Class Shares	40,095,588

Total	49,470,393

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.42
Class C Shares (b)	$13.96
Class R Shares	$14.32
Institutional Class Shares	$14.62
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.30

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

149

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$10,141,254
Income from securities lending (Note 2)	1,809,478
Interest income	30,963
Foreign tax withholding	(4,621)

Total Income	11,977,074

EXPENSES:
Investment advisory fees	1,461,897
Fund administration fees	258,949
Distribution fees Class A	356,523
Distribution fees Class C	37,204
Distribution fees Class R	5,677
Administrative servicing fees Class A	214,905
Administrative servicing fees Class C	3,444
Administrative servicing fees Class R	3
Registration and filing fees	45,313
Professional fees	53,630
Printing fees	24,620
Trustee fees	21,556
Custodian fees	28,519
Accounting and transfer agent fees	23,717
Compliance program costs (Note 3)	3,081
Miscellaneous fee	159,304
Other	7,932

Total Expenses	2,706,274

NET INVESTMENT INCOME	9,270,800

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	72,170,370
Net realized gains from futures transactions (Note 2)	1,674,174

Net realized gains from investments and futures transactions	73,844,544

Net change in unrealized appreciation/(depreciation) from investments	(75,307,718)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(280,815)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(75,588,533)

Net realized/unrealized losses from investments and futures transactions	(1,743,989)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,526,811

The accompanying notes are an integral part of these financial statements.

150

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment income	$9,270,800	$8,561,858
Net realized gains from investments and futures transactions	73,844,544	56,896,998
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(75,588,533)	(2,596,358)

Change in net assets resulting from operations	7,526,811	62,862,498

Distributions to Shareholders From:
Net investment income:
Class A	(1,347,343)	(1,019,698)
Class B	–	–
Class C	(12,448)	(6,178)
Class R (a)	(9,730)	(103)
Institutional Class	(8,466,424)	(8,107,000)
Net realized gains:
Class A	(9,583,806)	(8,109,441)
Class B	–	(655)
Class C	(220,985)	(167,003)
Class R (a)	(64,532)	(818)
Institutional Class	(44,699,582)	(35,652,914)

Change in net assets from shareholder distributions	(64,404,850)	(53,063,810)

Change in net assets from capital transactions	(43,950,260)	43,093,614

Change in net assets	(100,828,299)	52,892,302

Net Assets:
Beginning of year	822,171,598	769,279,296

End of year	$721,343,299	$822,171,598

Accumulated undistributed net investment income at end of year	$1,893,242	$2,516,717

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$27,094,467	$29,216,026
Proceeds from shares issued from class conversion	–	11,763
Dividends reinvested	10,447,924	8,677,157
Cost of shares redeemed	(41,655,745)	(34,883,964)

Total Class A Shares	(4,113,354)	3,020,982

Class B Shares
Proceeds from shares issued	–	–
Dividends reinvested	–	655
Cost of shares redeemed in class conversion	–	(11,763)
Cost of shares redeemed	–	(4)

Total Class B Shares	–	(11,112)

Class C Shares
Proceeds from shares issued	1,278,789	567,478
Dividends reinvested	221,125	159,325
Cost of shares redeemed	(208,696)	(403,903)

Total Class C Shares	1,291,218	322,900

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

151

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$1,185,076	$970,655
Dividends reinvested	74,262	921
Cost of shares redeemed	(1,037,083)	(7,410)

Total Class R Shares	222,255	964,166

Institutional Class Shares
Proceeds from shares issued	44,569,740	68,646,213
Dividends reinvested	53,166,006	43,759,914
Cost of shares redeemed	(139,086,125)	(73,609,449)

Total Institutional Class Shares	(41,350,379)	38,796,678

Change in net assets from capital transactions	$(43,950,260)	$43,093,614

SHARE TRANSACTIONS:
Class A Shares
Issued	1,788,529	1,910,449
Issued in class conversion	–	760
Reinvested	739,181	576,132
Redeemed	(2,774,512)	(2,280,733)

Total Class A Shares	(246,802)	206,608

Class B Shares
Issued	–	(1)
Reinvested	–	44
Redeemed in class conversion	–	(774)
Redeemed	–	–

Total Class B Shares	–	(731)

Class C Shares
Issued	86,447	37,983
Reinvested	16,176	10,846
Redeemed	(14,368)	(26,931)

Total Class C Shares	88,255	21,898

Class R Shares (a)
Issued	79,250	65,419
Reinvested	5,291	61
Redeemed	(69,853)	(481)

Total Class R Shares	14,688	64,999

Institutional Class Shares
Issued	2,967,637	4,472,729
Reinvested	3,707,552	2,866,501
Redeemed	(8,987,571)	(4,669,306)

Total Institutional Class Shares	(2,312,382)	2,669,924

Total change in shares	(2,456,241)	2,962,698

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

152

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2015 (d)	$15.67	0.13	(0.17)	(0.04)	(0.15)	(1.06)	(1.21)	–	$14.42	(0.09%	)	$129,815,756	0.67%	0.88%	0.67%	14.31%
Year Ended October 31, 2014 (d)	$15.54	0.12	1.02	1.14	(0.11)	(0.90)	(1.01)	–	$15.67	7.60%		$144,918,229	0.67%	0.75%	0.67%	18.71%
Year Ended October 31, 2013 (d)	$12.05	0.18	3.94	4.12	(0.18)	(0.45)	(0.63)	–	$15.54	35.77%		$140,499,070	0.67%	1.31%	0.67%	21.34%
Year Ended October 31, 2012 (d)	$11.28	0.13	1.09	1.22	(0.07)	(0.38)	(0.45)	–	$12.05	11.45%		$101,814,470	0.68%	1.12%	0.68%	26.98%
Year Ended October 31, 2011 (d)	$10.67	0.09	0.59	0.68	(0.07)	–	(0.07)	–	$11.28	6.35%		$146,164,624	0.66%	0.75%	0.68%	24.19%

Class C Shares
Year Ended October 31, 2015 (d)	$15.22	0.03	(0.17)	(0.14)	(0.06)	(1.06)	(1.12)	–	$13.96	(0.76%	)	$4,086,067	1.36%	0.18%	1.36%	14.31%
Year Ended October 31, 2014 (d)	$15.14	0.01	1.00	1.01	(0.03)	(0.90)	(0.93)	–	$15.22	6.90%		$3,111,509	1.34%	0.08%	1.34%	18.71%
Year Ended October 31, 2013 (d)	$11.79	0.09	3.86	3.95	(0.15)	(0.45)	(0.60)	–	$15.14	34.95%		$2,763,671	1.27%	0.66%	1.27%	21.34%
Year Ended October 31, 2012 (d)	$11.07	0.06	1.07	1.13	(0.03)	(0.38)	(0.41)	–	$11.79	10.76%		$1,537,462	1.28%	0.50%	1.28%	26.98%
Year Ended October 31, 2011 (d)	$10.50	0.02	0.58	0.60	(0.03)	–	(0.03)	–	$11.07	5.67%		$1,351,735	1.27%	0.16%	1.28%	24.19%

Class R Shares (e)
Year Ended October 31, 2015 (d)	$15.58	0.12	(0.18)	(0.06)	(0.14)	(1.06)	(1.20)	–	$14.32	(0.18%	)	$1,156,739	0.77%	0.77%	0.77%	14.31%
Year Ended October 31, 2014 (d)	$15.46	0.08	1.04	1.12	(0.10)	(0.90)	(1.00)	–	$15.58	7.47%		$1,029,664	0.76%	0.51%	0.76%	18.71%
Year Ended October 31, 2013 (d)	$12.00	0.13	3.97	4.10	(0.19)	(0.45)	(0.64)	–	$15.46	35.71%		$16,977	0.77%	0.93%	0.77%	21.34%
Year Ended October 31, 2012 (d)	$11.25	0.12	1.08	1.20	(0.07)	(0.38)	(0.45)	–	$12.00	11.29%		$1,440	0.78%	1.01%	0.78%	26.98%
Year Ended October 31, 2011 (d)	$10.65	0.07	0.59	0.66	(0.06)	–	(0.06)	–	$11.25	6.14%		$1,249	0.78%	0.63%	0.78%	24.19%

Institutional Class Shares
Year Ended October 31, 2015 (d)	$15.87	0.20	(0.18)	0.02	(0.21)	(1.06)	(1.27)	–	$14.62	0.32%		$586,284,737	0.27%	1.29%	0.27%	14.31%
Year Ended October 31, 2014 (d)	$15.75	0.18	1.04	1.22	(0.20)	(0.90)	(1.10)	–	$15.87	8.04%		$673,112,196	0.27%	1.15%	0.27%	18.71%
Year Ended October 31, 2013 (d)	$12.18	0.23	4.00	4.23	(0.21)	(0.45)	(0.66)	–	$15.75	36.30%		$625,988,463	0.28%	1.70%	0.28%	21.34%
Year Ended October 31, 2012 (d)	$11.40	0.18	1.10	1.28	(0.12)	(0.38)	(0.50)	–	$12.18	11.85%		$429,079,230	0.28%	1.50%	0.28%	26.98%
Year Ended October 31, 2011 (d)	$10.79	0.14	0.59	0.73	(0.12)	–	(0.12)	–	$11.40	6.74%		$413,045,783	0.27%	1.15%	0.28%	24.19%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

153

Fund Commentary	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

For the annual period ended October 31, 2015, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A at NAV) returned 2.23% versus 1.66% for its benchmark, the NYSE Arca Tech 100 Index®. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 157 funds as of October 31, 2015) was 8.45% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. economic data suggested that a moderately growing economic expansion was in place at the beginning of the Fund’s fiscal year in the fourth quarter of 2014; however, a spate of unusually cold weather combined with a strike by port workers on the west coast to significantly slow economic activity during the first quarter of 2015. While the lull in economic growth proved temporary, it nevertheless left many economists and investors questioning the resilience of the economic recovery until it became evident from strong second quarter data that a moderate economic expansion was still in place. However, confidence over the strength and sustainability of the economy was tested again in late summer as concerns over global economic growth and apprehension that the U.S. Federal Reserve (“FED”) would raise interest rates brought volatility back to the financial markets.

The S&P 500 Index, a broad market indicator, returned 5.2% over the fiscal year period and the Information Technology sector performed even better, appreciating 11.2% over the same period. Investors have been drawn to the sector by its attractive prospects for future earnings increases in an environment of slow to moderate economic growth. The Information Technology sector continues to appear attractive versus others sectors in the market and the Fund, with two thirds of its holdings in the Technology sector, is well positioned to take advantage of potential future gains. The Fund also provides nice diversification through other sectors such as Health Care and Energy, which utilize important technology to achieve growth, differentiating it from technology only funds.

The Fund is passively managed to the NYSE Arca Tech 100 Index, so performance differences between the Fund and its benchmark are primarily the result of Fund expenses and investor capital flows. Because the Fund is passively managed, it makes no active industry or security-selection bets as an investment strategy; therefore, the Fund’s performance reflects the NYSE Arca Tech 100 Index’s exposure to various industries and the individual stocks in the index.

The New York Stock Exchange maintains the Index and determines any addition or deletion of constituents, which are generally driven by semi-annual rebalances or member corporate actions. The Index underwent a semi-annual rebalance at the beginning of December 2014; software solution and application provider Compuware Corp. (CPWR) and cloud-commerce supporter Digital River, Inc. (DRIV) were removed from the index and the Fund was adjusted to reflect the changes. These names were replaced with digital entertainment provider DIRECTV (DTV) and Apple Inc. (AAPL). Apple was removed from the Index in May of 2012 because of its large weight resulting from a high price but was re-introduced in December as a result of June’s 7:1 stock split.

Riverbed Technology, Inc. (RVBD) was removed from the Fund in April, 2015 as it was taken private by a group of private investors. Riverbed was replaced with Veeva Systems Inc. (VEEV) a global provider of cloud-based software solutions for the Life Sciences industry in the Healthcare sector.

The Index underwent a semi-annual rebalance at the end of May 2015. Digital television and entertainment company, DIRECTV (DTV) was removed as a result of an impending acquisition by AT&T Inc. Informatica LLC (INFA), a global provider of enterprise data integration software and services, was to be acquired by a group of private investors and was removed from the index. These names were replaced by UK-based ARM Holdings plc (ARMH), which designs microprocessors, physical intellectual property, and related technology and software, and LG Display Co., Ltd. (LPL), a manufacturer and seller of thin film transistor liquid crystal display panels.

154

Fund Commentary (con’t)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

There were no significant changes to the Index during the remainder of the fiscal year, but there were several spin-offs that were sold from the Fund. Baxter International, Inc. (BAX) spun off Baxalta Inc. (BXLT) and eBay Inc. (EBAY) spun off PayPal Holdings, Inc. (PYPL) in July.

Specific stocks that detracted from performance included a 3.2% portfolio holding in Valeant Pharmaceuticals International, Inc. (VRX), which declined 29.5% over the reporting period on allegations of accounting and insurance fraud, and detracted 0.95% from the Fund’s total return. Biogen (BIIB), a global provider of therapies for autoimmune diseases and disorders, holds a 5.9% position in the Fund, its largest single holding. BIIB declined 9.5% on the market’s sell off of the Biotechnology industry in late summer and detracted 0.56% from the Fund’s total return over the fiscal year ended October 31, 2015.

The Fund carried a 67% exposure to stocks in the Information Technology sector, with its largest industry exposure being a 16.5% allocation to Software companies. The 19 stocks in that industry produced an average return of 10.1% for the reporting period and contributed 1.8% to the Fund’s total fiscal year performance. A 1.2% holding in enterprise content management provider Red Hat, Inc. (RHT) appreciated 34.3% and added 0.41% to the Fund’s total return.

Fund holdings are well-diversified across numerous sectors and industries, with 24.7% of its assets invested among 4 industries and across 14 companies within the Health Care sector. These investments outside of the “traditional” Information Technology sector have provided an effective diversification feature that has lowered the historically volatility of the Fund relative to its peers. Unfortunately, the Fund’s allocation to the Health Care sector detracted 1.1% from its total return for the 2015 fiscal year, led lower by the positions in VRX and BIIB described above. On a positive note, a 2.1% position in life science technology provider Thermo Fisher Scientific Inc. (TMO) returned 11.8% and contributed 0.25% to the Fund’s total return.

The Fund carried a 5.0% exposure to the Aerospace & Defense industry within the Industrials sector, invested between two stocks: Lockheed Martin Corp. (LMT), which appreciated 18.9%, and Raytheon Co. (RTN), which returned 15.8% over the Fund’s fiscal year. These stocks had fallen out of favor with investors in past years, who had discounted them in anticipation of defense spending cuts, but they have been showing surprisingly strong relative earnings growth over the past year. The combined effect of these two stocks provided 0.9% of return to the total Fund’s fiscal year performance.

Three Energy sector stocks represent 3.1% of the Fund’s total holdings and detracted 0.5% from its total return over the fiscal year. The three companies are all in the Energy Equipment & Service industry and provide technology that enables driller and producers to increase their drilling yields. Baker Hughes Inc. (BHI) was the only stock in the group to record a gain, but its meager 0.3% gain was primarily a result of a bid for acquisition by Halliburton Co. (HAL) that is expected to close in December of 2015. While BHI benefited from the proposed acquisition, HAL, which is also owned by the Fund, sold off sharply and was down by 29.2% over the fiscal year.

The Nationwide Ziegler NYSE Arca Tech 100 Index Fund is a well-diversified approach for investing in the stocks of companies that represent innovative growth through the development and deployment of technology in their product and services. The Technology sector still carries attractive valuations, relative to the broad market, while displaying the potential for higher relative growth in both future revenues and earnings. Companies providing technological solutions that improve standards of living and increase productivity should benefit from any pick up in the global economy and increased capital spending by companies over the coming year.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and Donald J. Nesbitt

155

Fund Commentary (con’t)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (for which shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Nationwide Funds. This Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. (“ARCA”). ARCA makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

156

Fund Overview	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Asset Allocation†

Common Stocks	98.9%
Repurchase Agreement	4.3%
Exchange Traded Fund	0.4%
Mutual Fund	0.3%
Liabilities in excess of other assets	(3.9)%
100.0%

Top Industries††

Software	17.2%
Semiconductors & Semiconductor Equipment	11.9%
Information Technology Services	11.5%
Biotechnology	9.3%
Communications Equipment	9.2%
Technology Hardware, Storage & Peripherals	6.7%
Internet Software & Services	6.4%
Aerospace & Defense	5.6%
Pharmaceuticals	4.7%
Health Care Equipment & Supplies	3.9%
Other Industries*	13.6%
100.0%

Top Holdings††

Biogen, Inc.	4.8%
Lockheed Martin Corp.	3.7%
Amgen, Inc.	2.6%
International Business Machines Corp.	2.3%
Thermo Fisher Scientific, Inc.	2.2%
DST Systems, Inc.	2.0%
Apple, Inc.	2.0%
Raytheon Co.	2.0%
F5 Networks, Inc.	1.8%
Gilead Sciences, Inc.	1.8%
Other Holdings*	74.8%
100.0%

Objective

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting for Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2015.

††	Percentages indicated are based upon total investments as of October 31, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

157

Fund Performance	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Average Annual Total Return

(For periods ended October 31, 2015)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	2.23%	14.06%	9.25%	N/A
	w/SC3	(3.65)%	12.78%	8.64%	N/A
Class C1	w/o SC2	1.48%	13.33%	8.52%	N/A
	w/SC4	0.48%	N/A	N/A	N/A
Institutional Service Class[1,5,6]		2.47%	14.36%	9.43%	N/A
Institutional Class[5]		2.60%	N/A	N/A	10.72%	[7]
NYSE Arca Tech 100 Index®		1.66%	13.94%	9.38%	N/A
CPI		0.17%	1.69%	1.79%	N/A

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	0.83%
Class C	1.55%
Institutional Service Class	0.58%
Institutional Class	0.47%

^	Current effective prospectus dated March 1, 2015 (as revised May 1, 2015). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

158

Fund Performance (con’t.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund versus the NYSE Arca Tech 100 Index® and the Consumer Price Index (CPI) over the 10-year period ended 10/31/15. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark NYSE Arca Tech 100 Index Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

159

Shareholder Expense Example	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2015) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2015 through October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2015 through October 31, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler NYSE Arca Tech 100 Index Fund October 31, 2015			Beginning Account Value ($) 05/01/15	Ending Account Value ($) 10/31/15	Expenses Paid During Period ($) 05/01/15 - 10/31/15	Expense Ratio During Period (%) 05/01/15 - 10/31/15
Class A Shares	Actual	(a)	1,000.00	957.30	3.85	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.27	3.97	0.78
Class C Shares	Actual	(a)	1,000.00	953.80	7.49	1.52
	Hypothetical	(a)(b)	1,000.00	1,017.54	7.73	1.52
Institutional Service Class Shares	Actual	(a)	1,000.00	958.50	2.72	0.55
	Hypothetical	(a)(b)	1,000.00	1,022.43	2.80	0.55
Institutional Class Shares	Actual	(a)	1,000.00	959.00	2.07	0.42
	Hypothetical	(a)(b)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2015 through October 31, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

160

Statement of Investments

October 31, 2015

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 5.8%
Lockheed Martin Corp.	63,800	$14,025,154
Raytheon Co.	63,800	7,490,120

		21,515,274

Biotechnology 9.6%
Amgen, Inc.	63,800	10,091,884
Biogen, Inc.*	63,800	18,534,537
Gilead Sciences, Inc.	63,800	6,898,694

		35,525,115

Communications Equipment 9.5%
ARRIS Group, Inc.*	63,800	1,802,988
Brocade Communications Systems, Inc.	63,800	664,796
Ciena Corp.*	63,800	1,540,132
Cisco Systems, Inc.	63,800	1,840,630
Comtech Telecommunications Corp.	63,800	1,541,408
F5 Networks, Inc.*	63,800	7,030,760
Harmonic, Inc.*	63,800	367,488
Harris Corp.	63,800	5,048,494
InterDigital, Inc.	63,800	3,237,212
Juniper Networks, Inc.	63,800	2,002,682
Motorola Solutions, Inc.	63,800	4,464,086
Nokia OYJ,ADR-FI (a)	63,800	473,396
Polycom, Inc.*	63,800	879,164
QUALCOMM, Inc.	63,800	3,790,996
Viavi Solutions, Inc.*	63,800	379,610

		35,063,842

Diversified Telecommunication Services 0.6%
AT&T, Inc.	63,800	2,137,938

Electronic Equipment, Instruments & Components 1.9%
Amphenol Corp., Class A	63,800	3,459,236
Corning, Inc.	63,800	1,186,680
FLIR Systems, Inc.	63,800	1,701,546
LG Display Co., Ltd.,ADR-KR	63,800	606,100

		6,953,562

Energy Equipment & Services 2.9%
Baker Hughes, Inc.	63,800	3,360,984
Halliburton Co.	63,800	2,448,644
Schlumberger Ltd.	63,800	4,986,608

		10,796,236

Health Care Equipment & Supplies 4.1%
Baxter International, Inc.	63,800	2,385,482
Boston Scientific Corp.*	63,800	1,166,264
CONMED Corp.	63,800	2,587,728
Medtronic PLC	63,800	4,716,096
St. Jude Medical, Inc.	63,800	4,071,078

		14,926,648

Health Care Technology 0.4%
Veeva Systems, Inc., Class A*	63,800	1,618,606

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 11.9%
Amdocs Ltd.	63,800	$3,800,566
Automatic Data Processing, Inc.	63,800	5,549,962
Computer Sciences Corp.	63,800	4,248,442
DST Systems, Inc.	63,800	7,793,170
International Business Machines Corp.	63,800	8,937,104
MasterCard, Inc., Class A	63,800	6,315,562
Teradata Corp.*	63,800	1,793,418
Visa, Inc., Class A	63,800	4,949,604
Xerox Corp.	63,800	599,082

		43,986,910

Internet Software & Services 6.7%
Akamai Technologies, Inc.*	63,800	3,880,316
eBay, Inc.*	63,800	1,780,020
Facebook, Inc., Class A*	63,800	6,505,686
j2 Global, Inc.	63,800	4,947,690
VeriSign, Inc.* (a)	63,800	5,142,280
Yahoo!, Inc.*	63,800	2,272,556

		24,528,548

Life Sciences Tools & Services 2.9%
Agilent Technologies, Inc.	63,800	2,409,088
Thermo Fisher Scientific, Inc.	63,800	8,343,764

		10,752,852

Pharmaceuticals 4.9%
AstraZeneca PLC,ADR-UK	63,800	2,034,582
Bristol-Myers Squibb Co.	63,800	4,207,610
Novartis AG,ADR-CH	63,800	5,769,434
Valeant Pharmaceuticals International, Inc.*	63,800	5,982,526

		17,994,152

Semiconductors & Semiconductor Equipment 12.3%
Altera Corp.	63,800	3,352,690
Analog Devices, Inc.	63,800	3,835,656
Applied Materials, Inc.	63,800	1,069,926
ARM Holdings PLC,ADR-UK	63,800	3,026,034
Broadcom Corp., Class A	63,800	3,279,320
Cypress Semiconductor Corp.*	63,800	672,452
Intel Corp.	63,800	2,160,268
KLA-Tencor Corp.	63,800	4,282,256
Lam Research Corp.	63,800	4,886,442
Linear Technology Corp.	63,800	2,833,996
Marvell Technology Group Ltd.	63,800	523,798
Microchip Technology, Inc.	63,800	3,080,902
NVIDIA Corp.	63,800	1,810,006
SunEdison, Inc.*	63,800	465,740
Teradyne, Inc.	63,800	1,245,376
Tessera Technologies, Inc.	63,800	2,231,086
Texas Instruments, Inc.	63,800	3,618,736
Xilinx, Inc.	63,800	3,038,156

		45,412,840

161

Statement of Investments (Continued)

October 31, 2015

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software 17.9%
Activision Blizzard, Inc.	63,800	$2,217,688
Adobe Systems, Inc.*	63,800	5,656,508
Autodesk, Inc.*	63,800	3,521,122
CA, Inc.	63,800	1,767,898
Check Point Software Technologies Ltd.*	63,800	5,419,172
Citrix Systems, Inc.*	63,800	5,237,980
Intuit, Inc.	63,800	6,216,034
Microsoft Corp.	63,800	3,358,432
Open Text Corp.	63,800	2,960,320
Oracle Corp.	63,800	2,477,992
Progress Software Corp.*	63,800	1,549,064
PTC, Inc.*	63,800	2,261,072
Red Hat, Inc.*	63,800	5,047,218
salesforce.com, Inc.*	63,800	4,957,898
SAP SE,ADR-DE (a)	63,800	5,021,698
Symantec Corp.	63,800	1,314,280
Synopsys, Inc.*	63,800	3,188,724
VMware, Inc., Class A* (a)	63,800	3,837,570

		66,010,670

Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.	63,800	7,624,100
EMC Corp.	63,800	1,672,836
HP, Inc.	63,800	1,720,048
NetApp, Inc.	63,800	2,169,200
QLogic Corp.*	63,800	791,120
SanDisk Corp.	63,800	4,912,600
Seagate Technology PLC (a)	63,800	2,428,228
Western Digital Corp.	63,800	4,263,116

		25,581,248

Wireless Telecommunication Services 0.5%
Telephone & Data Systems, Inc.	63,800	1,827,232

Total Common Stocks (cost $220,961,333)		364,631,673

Exchange Traded Fund 0.4%
Equity Fund 0.4%
Powershares QQQ Trust	14,050	1,592,287

Total Exchange Traded Fund (cost $1,519,609)		1,592,287

Mutual Fund 0.3%
Money Market Fund 0.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.16% (b)(c)	950,104	950,104

Total Mutual Fund (cost $950,104)		950,104

Repurchase Aggrement 4.3%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $15,693,798, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $16,007,594. (c)(d)	$15,693,719	$15,693,719

Total Repurchase Agreement (cost $15,693,719)		15,693,719

Total Investments (cost $239,124,765) (e) — 103.9%		382,867,783

Liabilities in excess of other assets — (3.9%)		(14,327,337)

NET ASSETS — 100.0%		$368,540,446

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2015. The total value of securities on loan at October 31, 2015 was $16,306,125.

(b)	Represents 7-day effective yield as of October 31, 2015.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2015 was $16,643,823.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

DE	Germany

FI	Finland

KR	South Korea

Ltd.	Limited

OYJ	Public Traded Company

PLC	Public Limited Company

SE	European Public Limited Liability Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

162

Statement of Assets and Liabilities

October 31, 2015

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Assets:
Investments, at value* (cost $223,431,046)	$367,174,064
Repurchase agreement, at value (cost $15,693,719)	15,693,719

Total Investments, at value (total cost $239,124,765)	382,867,783

Cash	2,568,071
Dividends receivable	149,930
Security lending income receivable	3,558
Receivable for capital shares issued	610,732
Prepaid expenses	26,145

Total Assets	386,226,219

Liabilities:
Payable for investments purchased	576,395
Payable for capital shares redeemed	176,458
Payable upon return of securities loaned (Note 2)	16,643,823
Accrued expenses and other payables:
Investment advisory fees	96,308
Fund administration fees	13,611
Distribution fees	82,560
Administrative servicing fees	38,610
Accounting and transfer agent fees	17,209
Trustee fees	880
Custodian fees	1,304
Compliance program costs (Note 3)	150
Professional fees	23,765
Printing fees	14,469
Other	231

Total Liabilities	17,685,773

Net Assets	$368,540,446

Represented by:
Capital	$250,048,816
Accumulated undistributed net investment income	509,127
Accumulated net realized losses from investments	(25,760,515)
Net unrealized appreciation/(depreciation) from investments	143,743,018

Net Assets	$368,540,446

Net Assets:
Class A Shares	$260,510,175
Class C Shares	32,248,108
Institutional Service Class Shares	74,005,595
Institutional Class Shares	1,776,568

Total	$368,540,446

*	Includes value of securities on loan of $16,306,125 (Note 2)

163

Statement of Assets and Liabilities (Continued)

October 31, 2015

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,707,292
Class C Shares	645,245
Institutional Service Class Shares	1,325,171
Institutional Class Shares	31,821

Total	6,709,529

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$55.34
Class C Shares (b)	$49.98
Institutional Service Class Shares	$55.85
Institutional Class Shares	$55.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$58.72

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

164

Statement of Operations

For the Year Ended October 31, 2015

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
INVESTMENT INCOME:
Dividend income	$5,543,690
Income from securities lending (Note 2)	24,258
Interest income	3,762
Foreign tax withholding	(14,088)

Total Income	5,557,622

EXPENSES:
Investment advisory fees	1,145,778
Fund administration fees	161,101
Distribution fees Class A	687,565
Distribution fees Class C	292,685
Administrative servicing fees Class A	293,543
Administrative servicing fees Class C	28,735
Administrative servicing fees Institutional Service Class	80,314
Registration and filing fees	35,649
Professional fees	36,822
Printing fees	47,565
Trustee fees	10,394
Custodian fees	13,973
Accounting and transfer agent fees	124,087
Compliance program costs (Note 3)	1,569
Other	9,756

Total Expenses	2,969,536

NET INVESTMENT INCOME	2,588,086

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,589,678
Net change in unrealized appreciation/(depreciation) from investments	(5,698,247)

Net realized/unrealized gains from investments	2,891,431

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,479,517

The accompanying notes are an integral part of these financial statements.

165

Statements of Changes in Net Assets

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Operations:
Net investment income	$2,588,086	$276,777	$1,150,283
Net realized gains from investments	8,589,678	1,166,393	8,648,692
Net change in unrealized appreciation/(depreciation) from investments	(5,698,247)	10,353,674	43,924,900

Change in net assets resulting from operations	5,479,517	11,796,844	53,723,875

Distributions to Shareholders From:
Net investment income:
Class A	(1,855,935)	–	(652,733)
Class B (b)	–	–	–
Class C	(114,191)	–	–
Institutional Service Class (c)	(491,104)	(12,639)	(158,119)
Institutional Class	(7,246)	(219)	(474	)(d)

Change in net assets from shareholder distributions	(2,468,476)	(12,858)	(811,326)

Change in net assets from capital transactions	49,859,001	7,117,268	(1,448,371)

Change in net assets	52,870,042	18,901,254	51,464,178

Net Assets:
Beginning of period	315,670,404	296,769,150	245,304,972

End of period	$368,540,446	$315,670,404	$296,769,150

Accumulated undistributed net investment income at end of period	$509,127	$721,667	$457,748

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$67,011,427	$11,527,859	$41,502,077
Proceeds from shares issued from class conversion	–	–	2,546,766
Dividends reinvested	1,793,048	–	616,189
Cost of shares redeemed	(63,477,072)	(13,373,375)	(56,249,694)

Total Class A Shares	5,327,403	(1,845,516)	(11,584,662)

Class B Shares (Note 12) (b)
Proceeds from shares issued	–	–	–
Dividends reinvested	–	–	–
Cost of shares redeemed in class conversion	–	–	(2,546,766)
Cost of shares redeemed	–	–	(327,080)

Total Class B Shares	–	–	(2,873,846)

Class C Shares (Note 12)
Proceeds from shares issued	13,705,759	2,309,690	5,383,789
Dividends reinvested	106,601	–	–
Cost of shares redeemed	(4,034,035)	(485,379)	(2,493,189)

Total Class C Shares	9,778,325	1,824,311	2,890,600

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

166

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 12) (c)
Proceeds from shares issued	$53,190,736	$8,970,501	$17,976,037
Dividends reinvested	426,921	11,485	148,680
Cost of shares redeemed	(20,396,857)	(1,807,988)	(8,299,349)

Total Institutional Service Class Shares	33,220,800	7,173,998	9,825,368

Institutional Class Shares
Proceeds from shares issued	2,028,105	85,853	464,503	(d)
Dividends reinvested	7,068	212	364	(d)
Cost of shares redeemed	(502,700)	(121,590)	(170,698	)(d)

Total Institutional Class Shares	1,532,473	(35,525)	294,169	(d)

Change in net assets from capital transactions	$49,859,001	$7,117,268	$(1,448,371)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	1,183,829	217,753	859,437
Issued in class conversion	–	–	57,223
Reinvested	32,923	–	13,032
Redeemed	(1,125,201)	(254,012)	(1,155,636)

Total Class A Shares	91,551	(36,259)	(225,944)

Class B Shares (Note 12) (b)
Issued	–	–	–
Reinvested	–	–	–
Redeemed in class conversion	–	–	(63,898)
Redeemed	–	–	(8,347)

Total Class B Shares	–	–	(72,245)

Class C Shares (Note 12)
Issued	265,307	47,809	122,156
Reinvested	2,184	–	–
Redeemed	(78,978)	(10,073)	(56,894)

Total Class C Shares	188,513	37,736	65,262

Institutional Service Class Shares (Note 12) (c)
Issued	933,028	168,383	362,063
Reinvested	7,705	210	3,086
Redeemed	(363,193)	(33,985)	(167,640)

Total Institutional Service Class Shares	577,540	134,608	197,509

Institutional Class Shares
Issued	35,361	1,629	9,044	(d)
Reinvested	125	4	7	(d)
Redeemed	(8,642)	(2,431)	(3,276	)(d)

Total Institutional Class Shares	26,844	(798)	5,775	(d)

Total change in shares	884,448	135,287	(29,643)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

167

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2015 (g)	$54.52	0.42	0.79	1.21	(0.39)	(0.39)	$55.34	2.23%	$260,510,175	0.79%	0.74%		0.79%	29.07%
Period Ended October 31, 2014 (g)(h)	$52.46	0.05	2.01	2.06	–	–	$54.52	3.93%	$251,670,690	0.90%	0.39%		0.90%	3.56%
Year Ended July 31, 2014 (g)	$43.15	0.21	9.24	9.45	(0.14)	(0.14)	$52.46	21.93%	$244,041,076	0.91%	0.44%		0.93%	21.68%
Year Ended July 31, 2013 (g)	$34.34	0.14	8.72	8.86	(0.05)	(0.05)	$43.15	25.83%	$210,474,970	1.08%	0.37%		1.22%	33.00%
Year Ended July 31, 2012 (g)	$32.07	(0.02)	2.29	2.27	–	–	$34.34	7.05%	$170,515,922	1.08%	(0.07%	)	1.27%	30.00%
Year Ended July 31, 2011 (g)	$25.62	(0.05)	6.50	6.45	–	–	$32.07	25.17%	$182,410,113	1.08%	(0.15%	)	1.27%	11.00%

Class C Shares
Year Ended October 31, 2015 (g)	$49.49	(0.02)	0.75	0.73	(0.24)	(0.24)	$49.98	1.48%	$32,248,108	1.53%	(0.05%	)	1.53%	29.07%
Period Ended October 31, 2014 (g)(h)	$47.70	(0.04)	1.83	1.79	–	–	$49.49	3.75%	$22,603,946	1.61%	(0.34%	)	1.61%	3.56%
Year Ended July 31, 2014 (g)	$39.38	–	8.32	8.32	–	–	$47.70	21.13%	$19,986,986	1.57%	(0.23%	)	1.57%	21.68%
Year Ended July 31, 2013 (g)	$31.49	(0.08)	7.97	7.89	–	–	$39.38	25.06%	$13,930,080	1.68%	(0.23%	)	1.72%	33.00%
Year Ended July 31, 2012 (g)	$29.58	(0.20)	2.11	1.91	–	–	$31.49	6.42%	$11,111,107	1.68%	(0.67%	)	1.77%	30.00%
Year Ended July 31, 2011 (g)	$23.78	(0.21)	6.01	5.80	–	–	$29.58	24.43%	$11,269,283	1.68%	(0.75%	)	1.77%	11.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2015 (g)	$55.00	0.52	0.83	1.35	(0.50)	(0.50)	$55.85	2.47%	$74,005,595	0.56%	0.91%		0.56%	29.07%
Period Ended October 31, 2014 (g)(h)	$52.91	0.08	2.03	2.11	(0.02)	(0.02)	$55.00	3.99%	$41,122,108	0.69%	0.57%		0.69%	3.56%
Year Ended July 31, 2014 (g)	$43.58	0.01	9.63	9.64	(0.31)	(0.31)	$52.91	22.20%	$32,435,707	0.66%	0.67%		0.68%	21.68%
Year Ended July 31, 2013 (g)	$34.63	0.25	8.80	9.05	(0.10)	(0.10)	$43.58	26.19%	$18,106,198	0.81%	0.64%		0.97%	33.00%
Year Ended July 31, 2012 (g)	$32.26	0.06	2.31	2.37	–	–	$34.63	7.35%	$7,575,853	0.81%	0.20%		1.02%	30.00%
Year Ended July 31, 2011 (g)	$25.69	0.05	6.52	6.57	–	–	$32.26	25.58%	$5,989,789	0.77%	0.16%		1.02%	11.00%

Institutional Class Shares
Year Ended October 31, 2015 (g)	$54.98	0.50	0.92	1.42	(0.57)	(0.57)	$55.83	2.60%	$1,776,568	0.42%	0.87%		0.42%	29.07%
Period Ended October 31, 2014 (g)(h)	$52.88	0.10	2.03	2.13	(0.03)	(0.03)	$54.98	4.03%	$273,660	0.53%	0.77%		0.53%	3.56%
Period Ended July 31, 2014 (g)(j)	$45.87	0.01	7.39	7.40	(0.39)	(0.39)	$52.88	16.23%	$305,381	0.48%	0.82%		0.48%	21.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

168

Notes to Financial Statements

October 31, 2015

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2015, the Trust operates fifty-one (51) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the six (6) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

- Nationwide Ziegler NYSE Arca Tech 100 Index Fund (“NYSE Arca Tech 100 Index”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Service Class, Institutional Service Class, and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

NYSE Arca Tech 100 Index commenced operations on September 16, 2013 as a result of a tax free reorganization in which the Fund acquired all of the assets, subject to all liabilities and obligations, of the HighMark NYSE Arca Tech 100 Index Fund, a former series of HighMark Funds (a “Predecessor Fund”). NYSE Arca Tech 100 Index has adopted the historical performance of its corresponding Predecessor Fund. NYSE Arca Tech 100 Index and its corresponding Predecessor Fund have substantially similar objectives and investment strategies.

The fiscal year end for NYSE Arca Tech 100 Index previously changed from July 31, 2014 to October 31, 2014. As such, the fiscal year ended October 31, 2014 for the Fund reflects the three month period from August 1, 2014 through October 31, 2014.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements)

169

Notes to Financial Statements (Continued)

October 31, 2015

and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples,

170

Notes to Financial Statements (Continued)

October 31, 2015

anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2015. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond Index

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$5,683,500	$—	$5,683,500
Commercial Mortgage Backed Securities	—	20,336,063	—	20,336,063
Corporate Bonds	—	246,173,524	—	246,173,524
Municipal Bonds	—	9,843,450	—	9,843,450
Mutual Funds	45,345,995	—	—	45,345,995
Repurchase Agreement	—	1,416,859	—	1,416,859
Sovereign Bonds	—	37,186,456	—	37,186,456
U.S. Government Mortgage Backed Agencies	—	287,278,553	—	287,278,553
U.S. Government Sponsored & Agency Obligations	—	26,685,599	—	26,685,599
U.S. Treasury Bonds	—	60,486,863	—	60,486,863
U.S. Treasury Notes	—	307,654,262	—	307,654,262
Yankee Dollars	—	3,248,142	—	3,248,142
Total	$45,345,995	$1,005,993,271	$—	$1,051,339,266

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$18,562,706	$—	$18,562,706
Air Freight & Logistics	—	6,898,534	—	6,898,534
Airlines	597,202	4,115,761	—	4,712,963
Auto Components	—	22,300,187	—	22,300,187
Automobiles	—	65,307,610	—	65,307,610

171

Notes to Financial Statements (Continued)

October 31, 2015

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Banks	$8,185,157	$209,907,345	$—	$218,092,502
Beverages	—	46,182,946	—	46,182,946
Biotechnology	—	7,219,680	—	7,219,680
Building Products	—	11,444,101	—	11,444,101
Capital Markets	—	36,123,157	—	36,123,157
Chemicals	—	59,123,914	—	59,123,914
Commercial Services & Supplies	—	9,474,620	—	9,474,620
Communications Equipment	—	9,336,599	—	9,336,599
Construction & Engineering	—	13,619,105	—	13,619,105
Construction Materials	—	10,439,136	—	10,439,136
Consumer Finance	—	1,064,469	—	1,064,469
Containers & Packaging	—	2,787,939	—	2,787,939
Distributors	—	375,678	—	375,678
Diversified Consumer Services	—	252,007	—	252,007
Diversified Financial Services	—	20,472,144	—	20,472,144
Diversified Telecommunication Services	451,183	58,502,885	—	58,954,068
Electric Utilities	—	31,725,901	—	31,725,901
Electrical Equipment	—	22,206,702	—	22,206,702
Electronic Equipment, Instruments & Components	—	21,312,327	—	21,312,327
Energy Equipment & Services	—	4,546,039	—	4,546,039
Food & Staples Retailing	—	28,478,985	—	28,478,985
Food Products	—	56,186,153	—	56,186,153
Gas Utilities	—	9,142,165	—	9,142,165
Health Care Equipment & Supplies	—	15,309,794	—	15,309,794
Health Care Providers & Services	—	10,073,234	—	10,073,234
Health Care Technology	—	492,306	—	492,306
Hotels, Restaurants & Leisure	—	21,157,849	—	21,157,849
Household Durables	—	18,620,287	—	18,620,287
Household Products	—	13,436,702	—	13,436,702
Independent Power and Renewable Electricity Producers	—	1,448,273	—	1,448,273
Industrial Conglomerates	—	24,401,982	—	24,401,982
Information Technology Services	—	9,227,958	—	9,227,958
Insurance	—	99,690,879	—	99,690,879
Internet & Catalog Retail	—	1,755,199	—	1,755,199
Internet Software & Services	—	2,288,134	—	2,288,134
Leisure Products	—	3,376,402	—	3,376,402
Life Sciences Tools & Services	—	1,765,314	—	1,765,314
Machinery	—	39,913,413	—	39,913,413
Marine	—	4,191,242	—	4,191,242
Media	838,008	28,077,352	—	28,915,360
Metals & Mining	—	38,280,268	—	38,280,268
Multiline Retail	—	7,752,883	—	7,752,883
Multi-Utilities	—	20,449,181	—	20,449,181
Oil, Gas & Consumable Fuels	—	80,372,489	—	80,372,489
Paper & Forest Products	—	3,826,225	—	3,826,225
Personal Products	—	30,901,192	—	30,901,192
Pharmaceuticals	—	165,211,146	—	165,211,146
Professional Services	—	11,152,183	—	11,152,183
Real Estate Investment Trusts (REITs)	617,074	29,276,725	—	29,893,799
Real Estate Management & Development	—	33,880,331	—	33,880,331
Road & Rail	—	21,414,989	—	21,414,989

172

Notes to Financial Statements (Continued)

October 31, 2015

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$—	$12,291,677	$—	$12,291,677
Software	—	18,610,236	—	18,610,236
Specialty Retail	—	19,860,656	—	19,860,656
Technology Hardware, Storage & Peripherals	—	10,835,806	—	10,835,806
Textiles, Apparel & Luxury Goods	—	30,097,855	—	30,097,855
Tobacco	—	28,540,257	—	28,540,257
Trading Companies & Distributors	—	20,346,052	—	20,346,052
Transportation Infrastructure	—	9,905,394	—	9,905,394
Water Utilities	—	2,540,123	—	2,540,123
Wireless Telecommunication Services	—	30,257,644	—	30,257,644
Total Common Stocks	$10,688,624	$1,708,138,427	$—	$1,718,827,051
Futures Contracts	1,759,923	—	—	1,759,923
Mutual Fund	1,259,258	—	—	1,259,258
Preferred Stocks	—	7,532,269	—	7,532,269
Repurchase Agreement	—	20,800,299	—	20,800,299
Right	109,032	—	—	109,032
Total	$13,816,837	$1,736,470,995	$—	$1,750,287,832

Mid Cap Market Index
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,179,707,723	$—	$—	$1,179,707,723
Futures Contracts	486,291	—	—	486,291
Mutual Fund	1,718,913	—	—	1,718,913
Repurchase Agreement	—	28,392,848	—	28,392,848
Total	$1,181,912,927	$28,392,848	$—	$1,210,305,775

S&P 500 Index
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,471,436,136	$—	$—	$2,471,436,136
Futures Contracts	2,200,446	—	—	2,200,446
Mutual Fund	794,161	—	—	794,161
Repurchase Agreement	—	13,117,878	—	13,117,878
Total	$2,474,430,743	$13,117,878	$—	$2,487,548,621

Small Cap Index
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$9,826,474	$—	$—	$9,826,474
Air Freight & Logistics	3,246,528	—	—	3,246,528
Airlines	2,555,854	—	—	2,555,854
Auto Components	8,257,902	—	—	8,257,902
Automobiles	225,936	—	—	225,936

173

Notes to Financial Statements (Continued)

October 31, 2015

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Banks	$62,560,884	$—	$—	$62,560,884
Beverages	1,484,931	—	—	1,484,931
Biotechnology	41,005,854	—	—	41,005,854
Building Products	6,424,630	—	—	6,424,630
Capital Markets	9,598,998	—	—	9,598,998
Chemicals	13,057,707	—	—	13,057,707
Commercial Services & Supplies	14,849,420	—	—	14,849,420
Communications Equipment	11,272,457	—	—	11,272,457
Construction & Engineering	5,324,630	—	—	5,324,630
Construction Materials	1,177,945	—	—	1,177,945
Consumer Finance	3,429,290	—	—	3,429,290
Containers & Packaging	2,254,936	—	—	2,254,936
Distributors	2,289,925	—	—	2,289,925
Diversified Consumer Services	7,469,996	—	—	7,469,996
Diversified Financial Services	2,357,430	—	—	2,357,430
Diversified Telecommunication Services	5,263,092	—	—	5,263,092
Electric Utilities	9,152,410	—	—	9,152,410
Electrical Equipment	4,872,276	—	—	4,872,276
Electronic Equipment, Instruments & Components	17,652,501	—	—	17,652,501
Energy Equipment & Services	6,712,949	—	—	6,712,949
Food & Staples Retailing	6,067,853	—	—	6,067,853
Food Products	11,857,848	—	—	11,857,848
Gas Utilities	8,767,406	—	—	8,767,406
Health Care Equipment & Supplies	24,471,154	—	—	24,471,154
Health Care Providers & Services	18,701,406	—	—	18,701,406
Health Care Technology	3,392,896	—	—	3,392,896
Hotels, Restaurants & Leisure	22,707,499	—	—	22,707,499
Household Durables	9,013,571	—	—	9,013,571
Household Products	1,433,047	—	—	1,433,047
Independent Power and Renewable Electricity Producers	3,545,707	—	—	3,545,707
Industrial Conglomerates	272,276	—	—	272,276
Information Technology Services	17,248,226	—	21,921	17,270,147
Insurance	17,759,184	—	—	17,759,184
Internet & Catalog Retail	4,470,132	—	—	4,470,132
Internet Software & Services	15,880,845	—	—	15,880,845
Leisure Products	2,012,809	—	—	2,012,809
Life Sciences Tools & Services	3,987,327	32,427	—	4,019,754
Machinery	18,113,460	—	—	18,113,460
Marine	1,179,045	—	—	1,179,045
Media	10,941,690	—	—	10,941,690
Metals & Mining	5,175,815	—	—	5,175,815
Multiline Retail	2,688,189	—	—	2,688,189
Multi-Utilities	2,649,494	—	—	2,649,494
Oil, Gas & Consumable Fuels	14,275,925	—	—	14,275,925
Paper & Forest Products	4,276,623	—	—	4,276,623
Personal Products	1,208,024	—	—	1,208,024
Pharmaceuticals	11,899,720	—	—	11,899,720
Professional Services	9,748,478	—	—	9,748,478
Real Estate Investment Trusts (REITs)	63,127,334	—	—	63,127,334
Real Estate Management & Development	3,027,831	—	—	3,027,831
Road & Rail	3,454,998	—	—	3,454,998

174

Notes to Financial Statements (Continued)

October 31, 2015

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$22,510,650	$—	$—	$22,510,650
Software	31,713,836	—	—	31,713,836
Specialty Retail	20,335,212	—	—	20,335,212
Technology Hardware, Storage & Peripherals	4,650,337	—	—	4,650,337
Textiles, Apparel & Luxury Goods	6,072,334	—	—	6,072,334
Thrifts & Mortgage Finance	14,178,168	—	—	14,178,168
Tobacco	1,309,913	—	—	1,309,913
Trading Companies & Distributors	4,783,316	—	—	4,783,316
Transportation Infrastructure	305,096	—	—	305,096
Water Utilities	1,810,492	—	—	1,810,492
Wireless Telecommunication Services	778,064	—	—	778,064
Total Common Stocks	$684,128,185	$32,427	$21,921	$684,182,533
Futures Contracts	667,559	—	—	667,559
Mutual Fund	3,535,162	—	—	3,535,162
Repurchase Agreement	—	58,393,475	—	58,393,475
Right	—	—	63,512	63,512
Warrant	—	—	—	—
Total	$688,330,906	$58,425,902	$85,433	$746,842,241

NYSE Arca Tech 100 Index
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$364,631,673	$—	$—	$364,631,673
Exchange Traded Fund	1,592,287	—	—	1,592,287
Mutual Fund	950,104	—	—	950,104
Repurchase Agreement	—	15,693,719	—	15,693,719
Total	$367,174,064	$15,693,719	$—	$382,867,783

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2015, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2015, International Index held 1 common stock and 1 right holding that were categorized as Level 3 investments which were each valued at $0.

175

Notes to Financial Statements (Continued)

October 31, 2015

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Small Cap Index

	Common Stocks	Rights	Total
Balance as of 10/31/14	$—	$63,512	$63,512
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Net Appreciation/(Depreciation)	(29,218)	—	(29,218)
Purchases*	51,139	—	51,139
Sales	—	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 10/31/15	$21,921	$63,512	$85,433
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 10/31/15**	$(29,218)	$—	$(29,218)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.
**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their objective(s). International Index is subject to equity price and currency risk in the normal course of pursuing its objective(s). Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

176

Notes to Financial Statements (Continued)

October 31, 2015

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts”, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2015

International Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$1,759,923
Total		$1,759,923

Mid Cap Market Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$486,291
Total		$486,291

S&P 500 Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$2,200,446
Total		$2,200,446

177

Notes to Financial Statements (Continued)

October 31, 2015

Small Cap Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$667,559
Total		$667,559
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2015

International Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$882,974
Total	$882,974

Mid Cap Market Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,092,363
Total	$2,092,363

S&P 500 Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,972,257
Total	$3,972,257

Small Cap Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,674,174
Total	$1,674,174

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2015

International Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$1,089,252
Total	$1,089,252

178

Notes to Financial Statements (Continued)

October 31, 2015

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$115,276
Total	$115,276

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$368,360
Total	$368,360

Small Cap Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(280,815)
Total	$(280,815)

Information about derivative instruments reflected as of October 31, 2015 is generally indicative of the type of derivative instruments used for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index for the year ended October 31, 2015. The number of futures contracts held by International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index as of October 31, 2015 is generally indicative of the volume for the year ended October 31, 2015.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At October 31, 2015, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index have entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Securities Lending

During the year ended October 31, 2015, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and Ziegler NYSE Arca Tech 100 Index entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. The Securities Lending Agency Agreement can be terminated by a Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Funds receive payments from BBH equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on

179

Notes to Financial Statements (Continued)

October 31, 2015

the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Institutional Money Market Fund, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2015, the Securities Lending Agreements do not permit the Funds to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended October 31, 2015, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and Ziegler NYSE Arca Tech 100 Index along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2015, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 0.06%, dated 10/30/15, due 11/02/15, repurchase price $229,801,150, collateralized by a U.S. Treasury Note, 1.50%, maturing 11/30/19; total market value $234,396,000.

180

Notes to Financial Statements (Continued)

October 31, 2015

At October 31, 2015, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bond Index	BNP Paribas Securities Corp.	$1,416,859	$—	$1,416,859	$(1,416,859)	$—
International Index	BNP Paribas Securities Corp.	20,800,299	—	20,800,299	(20,800,299)	—
Mid Cap Market Index	BNP Paribas Securities Corp.	28,392,848	—	28,392,848	(28,392,848)	—
S&P 500 Index	BNP Paribas Securities Corp.	13,117,878	—	13,117,878	(13,117,878)	—
Small Cap Index	BNP Paribas Securities Corp.	58,393,475	—	58,393,475	(58,393,475)	—
NYSE Arca Tech 100 Index	BNP Paribas Securities Corp.	15,693,719	—	15,693,719	(15,693,719)	—

Amounts designated as “—” are zero.

*	At October 31, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

181

Notes to Financial Statements (Continued)

October 31, 2015

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index, and NYSE Arca Tech 100 Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2015 are primarily attributable to capital loss carryforward expiration, foreign currency gains and losses, non REIT return of capital, passive foreign investment company gain/loss on sales, paydown gains and losses, partnership distributions, REIT returns of capital dividends, REIT capital gain dividend reclassifications, and distribution redesignations. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended October 31, 2015 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Bond Index	$—	$1,335,312	$(1,335,312)
International Index	(199,670)	(2,157,371)	2,357,041
Mid Cap Market Index	—	104,132	(104,132)
S&P 500 Index	—	(386,445)	386,445
Small Cap Index	149	(58,330)	58,181
NYSE Arca Tech 100 Index	(5,644,270)	(332,150)	5,976,420

Amounts designated as “—” are zero or have been rounded to zero.

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

182

Notes to Financial Statements (Continued)

October 31, 2015

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, excluding NYSE Arca Tech 100 Index. NFA has selected Ziegler Capital Management, LLC as subadviser for NYSE Arca Tech 100 Index, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2015, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.155%
	On $3 billion and more	0.145%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	On $3 billion and more	0.195%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.185%
	On $3 billion and more	0.175%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	On $3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.17%
	On $3 billion and more	0.16%
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	On $500 million and more	0.20%

183

Notes to Financial Statements (Continued)

October 31, 2015

For the year ended October 31, 2015, the effective advisory fee rates were as follows:

Fund	Effective Advisory Fee Rates
Bond Index	0.19%
International Index	0.24
Mid Cap Market Index	0.21
S&P 500 Index	0.12
Small Cap Index	0.19
NYSE Arca Tech 100 Index	0.31

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2016.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34%
Mid Cap Market Index	All Classes	0.30%
S&P 500 Index	All Classes	0.21%
Small Cap Index	All Classes	0.28%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits NYSE Arch Tech 100’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2016:

Fund	Class A	Class C	Institutional Service Class	Institutional Class
NYSE Arca Tech 100 Index	1.08%	1.68%	0.83%	0.68%

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2015, the Funds had no cumulative potential reimbursements.

184

Notes to Financial Statements (Continued)

October 31, 2015

During the year ended October 31, 2015, no amounts were reimbursed to NFA by the Funds pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2015, NFM earned $2,419,841 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2015, the Funds’ aggregate portion of such costs amounted to $32,053.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)	Service Class Shares
Bond Index	0.25%	1.00%	N/A	N/A
International Index	0.25%	1.00%	0.50%	N/A
Mid Cap Market Index	0.25%	1.00%	0.50%	N/A
S&P 500 Index	0.25%	1.00%	0.50%	0.15%
Small Cap Index	0.25%	1.00%	0.50%	N/A
NYSE Arca Tech 100 Index	0.25%	1.00%	N/A	N/A
N/A	— Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

185

Notes to Financial Statements (Continued)

October 31, 2015

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Class A sales charges range from 0.00% to 5.75%, and Bond Index Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2015, the Funds imposed front-end sales charges of $672,708. From these fees, NFD retained a portion amounting to $92,713.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond Index and 1.00% for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 based on the original purchase price or the current market value of the shares being redeemed. Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2015, the Funds imposed CDSCs of $2,950. NFD retained all of the CDSCs imposed by the Funds.

A Fund may retain all or a portion of the sales charges.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2015, the effective rates for administrative services fees paid by the Funds were as follows:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Service Class Shares
Bond Index	0.16%	0.09%	N/A	N/A	N/A
International Index	0.15	0.08	0.15%	N/A	N/A
Mid Cap Market Index	0.16	0.08	0.18	N/A	N/A
S&P 500 Index	0.19	0.07	0.23	0.25%	0.25%
Small Cap Index	0.15	0.09	—	N/A	N/A
NYSE Arca Tech 100 Index	0.11	0.10	N/A	0.13	N/A

N/A — Not Applicable.

Amount designated as “—” is zero or has been rounded to zero.

For the year ended October 31, 2015, each Fund’s total administrative services fees were as follows:

Fund	Amount
Bond Index	$345,882
International Index	301,241
Mid Cap Market Index	546,761
S&P 500 Index	1,860,716
Small Cap Index	218,352
NYSE Arca Tech 100 Index	402,592

186

Notes to Financial Statements (Continued)

October 31, 2015

As of October 31, 2015, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	95.01%
International Index	94.63
Mid Cap Market Index	82.30
S&P 500 Index	79.14
Small Cap Index	88.67
NYSE Arca Tech 100 Index	0.31

4.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended October 31, 2015 were as follows:

Affiliated Issuer	Market Value at October 31, 2014	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/ (Loss)	Market Value at October 31, 2015
Nationwide Financial Services, Inc.	$77,813	$—	$—	$5,063	$—	$76,875

Amounts designated as “—” are zero or have been rounded to zero.

5.  Line of Credit and Earnings Credit

Effective July 16, 2015, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016. At October 31, 2015 the Funds had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the year ended October 31, 2015, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond Index	$3,015,461,286	$2,863,666,159
International Index	202,393,732	118,644,302
Mid Cap Market Index	230,540,245	338,242,939
S&P 500 Index	253,705,319	520,058,053
Small Cap Index	106,902,057	204,539,497
NYSE Arca Tech 100 Index	154,756,788	105,173,443
*	Includes purchases and sales of long-term U.S. Government securities, if any.

187

Notes to Financial Statements (Continued)

October 31, 2015

For the year ended October 31, 2015, purchases and sales of U.S. Government securities (including short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$266,838,463	$207,985,921

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

Bond Index, along with certain series of NVIT, may invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, Bond Index investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to Bond Index.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

188

Notes to Financial Statements (Continued)

October 31, 2015

9.  New Accounting Pronouncements and Other Matters

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds’ financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the impact ASU 2015-07 will have on the Funds financial statement disclosures.

10.  Other

As of October 31, 2015, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond Index	61.77%	4	(a)
International Index	62.31	3	(a)
Mid Cap Market Index	44.90	3	(a)
S&P 500 Index	56.63	4
Small Cap Index	53.85	3	(a)
NYSE Arca Tech 100 Index	39.87	3
(a)	Each such account is the account of an affiliated fund.

11.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the year ended October 31, 2015, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Bond Index	—
International Index	—
Mid Cap Market Index	—
S&P 500 Index	—
Small Cap Index	—
NYSE Arca Tech 100 Index	$17,808

Amounts designated as “—” are zero or have been rounded to zero.

189

Notes to Financial Statements (Continued)

October 31, 2015

12.  Reorganization

NYSE Arca Tech 100 Index commenced operations on September 16, 2013 as a result of a tax free reorganization in which the Fund acquired all of the assets, subject to all liabilities and obligations of the Predecessor Fund. Class A, Class C, and Fiduciary shareholders of the Predecessor Fund received Class A , Class C, and Institutional Service Class shares, respectively, of NYSE Arca Tech 100 Index with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the Predecessor Fund immediately prior to the reorganization. The Predecessor Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of NYSE Arca Tech 100 Index reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the reorganization is reflected in NYSE Arca Tech 100 Index’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding Fund as noted below.

Fund/Class	Shares	Value
NYSE Arca Tech 100 Index
Class A	4,822,175	$214,618,126
Class B (a)	63,898	2,546,789
Class C	349,669	14,192,831
Institutional Service Class(b)	423,576	19,044,498
(a)	Effective September 16, 2013, Class B Shares were converted into Class A Shares. See the Statements of Changes in Net Assets for additional information.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

13.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$23,784,423	$6,499,984	$30,284,407	$—	$30,284,407
International Index	55,758,834	5,247,530	61,006,364	—	61,006,364
Mid Cap Market Index	18,778,337	82,747,077	101,525,414	—	101,525,414
S&P 500 Index	58,269,385	100,964,473	159,233,858	—	159,233,858
Small Cap Index	15,784,576	48,620,274	64,404,850	—	64,404,850
NYSE Arca Tech 100 Index	2,468,476	—	2,468,476	—	2,468,476
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

190

Notes to Financial Statements (Continued)

October 31, 2015

The tax character of distributions paid during the periods ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$20,868,566	$16,518,316	$37,386,882	$—	$37,386,882
International Index	57,453,020	—	57,453,020	—	57,453,020
Mid Cap Market Index	16,696,670	46,882,665	63,579,335	—	63,579,335
S&P 500 Index	51,022,797	177,197,700	228,220,497	—	228,220,497
Small Cap Index	13,143,066	39,920,744	53,063,810	—	53,063,810
NYSE Arca Tech 100 Index (a)	12,858	—	12,858	—	12,858
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

(a)	For the period from August 1, 2014 through October 31, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
NYSE Arca Tech 100 Index	$811,326	$—	$811,326	$—	$811,326
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond Index	$4,449,298	$2,150,338	$6,599,636	$(1,891,240)	$—	$15,340,962	$20,049,358
International Index	11,984,080	14,760,301	26,744,381	—	—	97,786,108	124,530,489
Mid Cap Market Index	4,607,444	128,170,136	132,777,580	—	—	277,511,561	410,289,141
S&P 500 Index	14,614,320	219,966,167	234,580,487	—	—	885,418,831	1,119,999,318
Small Cap Index	4,958,463	67,429,616	72,388,079	—	—	102,602,788	174,990,867
NYSE Arca Tech 100 Index	509,127	—	509,127	—	(16,996,965)	134,979,468	118,491,630
*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

Amounts designated as “—” are zero or have rounded to zero.

191

Notes to Financial Statements (Continued)

October 31, 2015

As of October 31, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$1,035,998,304	$22,942,972	$(7,602,010)	$15,340,962
International Index	1,650,944,120	346,533,487	(248,949,698)	97,583,789
Mid Cap Market Index	932,307,923	360,603,022	(83,091,461)	277,511,561
S&P 500 Index	1,599,929,344	958,312,369	(72,893,538)	885,418,831
Small Cap Index	643,571,894	194,539,753	(91,936,965)	102,602,788
NYSE Arca Tech 100 Index	247,888,315	147,538,117	(12,558,649)	134,979,468

As of October 31, 2015, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
NYSE Arca Tech 100 Index	$16,996,965	2016

During the year ended October 31, 2015, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
NYSE Arca Tech 100 Index	$8,637,250	$5,645,091

14.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

192

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund (six series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, underlying funds’ transfer agent, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on the statement and financial highlights.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

193

Supplemental Information

October 31, 2015 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the taxable year ended October 31, 2015, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Mid Cap Market Index	81.90%
S&P 500 Index	94.84%
Small Cap Index	44.84%
NYSE Arca Tech 100 Index	100.00%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Bond Index	$6,499,984
International Index	5,247,530
Mid Cap Market Index	82,747,077
S&P 500 Index	100,964,473
Small Cap Index	48,620,274

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2015, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Index	$61,146,713	$0.2702

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2015, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Index	$2,312,104	$0.0102

194

Management Information

October 31, 2015

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, and other directorships or trusteeships they have held during the past five years in any publicly-traded company or registered investment company are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	119	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

195

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	119	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	119	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

196

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	119	None

197

Management Information (Continued)

October 31, 2015

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119	Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare Foundation (non-profit foundation) since 2009.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

198

Management Information (Continued)

October 31, 2015

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)

Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007.
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2] and NWD Investments[2].
Jennifer T. Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President, Nationwide Funds Marketing for NFS.[2] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[2] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[2]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

199

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

200

Market Index Definitions (con’t.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

201

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

202

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

203

Glossary (con’t.)

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadvisor: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadvisor manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadvisor.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

204

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-IDX 12/15

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

3

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H.J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2014, and October 31, 2015.

	2014		2015
Audit Fees	$1,102,201		$1,052,535
Audit-Related Fees	$1,730		$20,680
Tax Fees	$358,389	(a)	$334,976	(a)
All Other Fees	$0		$0
Total	$1,462,320		$1,408,191

(a) Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2014, and October 31, 2015.

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	2014	2015
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2014, and October 31, 2015:

	2014	2015
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2014, and October 31, 2015:

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	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2015, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2014, and October 31, 2015, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

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Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

Schedule I—Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

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Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the

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filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended effective as of June 30, 2015, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*	/s/Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	December 18, 2015

By (Signature and Title)*	/s/Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 18, 2015

*	Print the name and title of each signing officer under his or her signature.